As filed with the Securities and Exchange Commission on February 27, 2024
File Nos. 333-02381/811-07589

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
☒
Pre-Effective Amendment No.
☐
Post-Effective Amendment No. 182
☒
and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
☒
Amendment No. 183
☒

THE HARTFORD MUTUAL FUNDS, INC.
(Exact Name of Registrant as Specified in Charter)

690 Lee Road
Wayne, Pennsylvania 19087
(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (610) 386-4068

Thomas R. Phillips, Esquire
Hartford Funds Management Company, LLC
690 Lee Road
Wayne, Pennsylvania 19087
(Name and Address of Agent for Service)

Copy to:
John V. O’Hanlon, Esquire
Dechert LLP
One International Place, 40th Floor
100 Oliver Street
Boston, Massachusetts 02110-2605

It is proposed that this filing will become effective (check appropriate box):
  ☐ immediately upon filing pursuant to paragraph (b) of Rule 485
  ☒ on March 1, 2024 pursuant to paragraph (b) of Rule 485
  ☐ 60 days after filing pursuant to paragraph (a)(1) of Rule 485
  ☐ on (Date) pursuant to paragraph (a)(1) of Rule 485
  ☐ 75 days after filing pursuant to paragraph (a)(2) of Rule 485
  ☐ on (Date) pursuant to paragraph (a)(2) of Rule 485
If appropriate, check the following box:
  ☐ This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Hartford Domestic Equity Funds
Prospectus
March 1, 2024

	Class A	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Class Y	Class F
The Hartford Capital Appreciation Fund	ITHAX	HCACX	ITHIX	ITHRX	ITHSX	ITHTX	ITHVX	HCAYX	HCAFX
Hartford Core Equity Fund	HAIAX	HGICX	HGIIX	HGIRX	HGISX	HGITX	HAITX	HGIYX	HGIFX
The Hartford Dividend and Growth Fund	IHGIX	HDGCX	HDGIX	HDGRX	HDGSX	HDGTX	HDGVX	HDGYX	HDGFX
The Hartford Equity Income Fund	HQIAX	HQICX	HQIIX	HQIRX	HQISX	HQITX	HQIVX	HQIYX	HQIFX
The Hartford Growth Opportunities Fund	HGOAX	HGOCX	HGOIX	HGORX	HGOSX	HGOTX	HGOVX	HGOYX	HGOFX
The Hartford Healthcare Fund	HGHAX	HGHCX	HGHIX	HGHRX	HGHSX	HGHTX	HGHVX	HGHYX	HGHFX
The Hartford MidCap Fund	HFMCX	HMDCX	HFMIX	HFMRX	HFMSX	HFMTX	HFMVX	HMDYX	HMDFX
The Hartford MidCap Value Fund	HMVAX	HMVCX	HMVJX	HMVRX	HMVSX	HMVTX	HMVUX	HMVYX	HMVFX
The Hartford Small Cap Growth Fund	HSLAX	HSLCX	HSLIX	HSLRX	HSLSX	HSLTX	HSLVX	HSLYX	HSLFX
Hartford Small Cap Value Fund	HSMAX	HTSCX	HSEIX	HSMRX	HSMSX	HSMTX	HSMVX	HSMYX	HSMFX
The Hartford Small Company Fund	IHSAX	HSMCX	IHSIX	IHSRX	IHSSX	IHSUX	IHSVX	HSCYX	IHSFX
As with all mutual funds, the Securities and Exchange Commission and the Commodity Futures Trading Commission have not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense. Mutual funds are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Because you could lose money by investing in the Funds, be sure to read all risk disclosures carefully before investing.

The Hartford Capital Appreciation Fund Summary Section
INVESTMENT OBJECTIVE. The Fund seeks growth of capital.
YOUR EXPENSES. The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below. Please contact your financial intermediary for more information regarding whether you may be required to pay a brokerage commission or other fees. You may qualify for sales charge discounts for Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in certain classes of Hartford mutual funds or in The Hartford® SMART529® College Savings Plan. More information about these and other discounts is available from your financial professional and in the “How Sales Charges Are Calculated” section beginning on page 85 of the Fund’s statutory prospectus. Descriptions of any financial intermediary specific sales charge waivers and discounts are set forth in Appendix A to the statutory prospectus.
Shareholder Fees (fees paid directly from your investment):
Share Classes	A	C	I	R3	R4	R5	R6	Y	F
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.50%	None	None	None	None	None	None	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is less)	None(1)	1.00%	None	None	None	None	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Share Classes	A	C	I	R3	R4	R5	R6	Y	F
Management fees	0.67%	0.67%	0.67%	0.67%	0.67%	0.67%	0.67%	0.67%	0.67%
Distribution and service (12b-1) fees	0.25%	1.00%	None	0.50%	0.25%	None	None	None	None
Other expenses	0.14%	0.18%	0.12%	0.25%	0.18%	0.14%	0.03%	0.14%	0.03%
Total annual fund operating expenses	1.06%	1.85%	0.79%	1.42%	1.10%	0.81%	0.70%	0.81%	0.70%
(1)
Investments of $1 million or more will not be subject to a front-end sales charge, but may be subject to a 1.00% contingent deferred sales charge.
Example. The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then, except as shown below, redeem all of your shares at the end of those periods. The example also assumes that:
•
Your investment has a 5% return each year
•
The Fund’s operating expenses remain the same
•
You reinvest all dividends and distributions.
Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Share Classes	Year 1	Year 3	Year 5	Year 10
A	$652	$869	$1,103	$1,773
C	$288	$582	$1,001	$2,169
I	$81	$252	$439	$978
R3	$145	$449	$776	$1,702
R4	$112	$350	$606	$1,340
R5	$83	$259	$450	$1,002
R6	$72	$224	$390	$871
Y	$83	$259	$450	$1,002
F	$72	$224	$390	$871
If you did not redeem your shares:

C	$188	$582	$1,001	$2,169
3

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the fiscal year ended October 31, 2023, the Fund’s portfolio turnover rate was 62% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGY. The Fund normally invests at least 65% of its net assets in common stocks. The Fund may invest in securities of any market capitalization, but tends to focus on medium and large companies. The Fund seeks its investment objective by employing a multiple sleeve structure, which means the Fund has several components that are managed separately using different investment styles. Each component sleeve has a distinct investment philosophy and analytical process to identify specific securities for purchase or sale. Wellington Management Company LLP (“Wellington Management”), the Fund’s sub-adviser, also may invest a portion of the Fund’s assets in securities that it believes may complement the risk biases of the other sleeves (“Risk Managed Sleeve”) and selects such securities using systematic screening methodologies. Wellington Management does not allocate a set percentage to any of these sleeves but instead seeks a flexible and diversified Fund profile. Together the investment strategies represent a wide range of investment philosophies, companies, industries and market capitalizations. Based on market or economic conditions, the Fund may, through its stock selection process, focus in one or more sectors of the market. The Fund may trade portfolio securities actively.
PRINCIPAL RISKS. The principal risks of investing in the Fund are described below. When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. As with any fund, there is no guarantee that the Fund will achieve its investment objective.
Market Risk –  Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Securities of a company may decline in value due to its financial prospects and activities, including certain operational impacts, such as data breaches and cybersecurity attacks. Securities may also decline in value due to general market and economic movements and trends, including adverse changes to credit markets, or as a result of other events such as geopolitical events, natural disasters, or widespread pandemics (such as COVID-19) or other adverse public health developments.
Equity Risk –  The risk that the price of equity or equity related securities may decline due to changes in a company’s financial condition and overall market and economic conditions.
Large Cap Securities Risk –  The securities of large market capitalization companies may underperform other segments of the market because such companies may be less responsive to competitive challenges and opportunities and may be unable to attain high growth rates during periods of economic expansion.
Mid-Cap Securities Risk –  The securities of mid-capitalization companies generally trade in lower volumes and are generally subject to greater and less predictable price changes than the securities of larger capitalization companies.
Active Investment Management Risk –  The risk that, if the sub-adviser’s investment strategy does not perform as expected, the Fund could underperform its peers or lose money. Although the sub-adviser considers several factors when making investment decisions, the sub-adviser may not evaluate every factor prior to investing in a company or issuer, and the sub-adviser may determine that certain factors are more significant than others.
Asset Allocation Risk –  The risk that if the Fund’s strategy for allocating assets among different portfolio management teams does not work as intended, the Fund may not achieve its objective or may underperform other funds with similar investment strategies. The investment styles employed by the portfolio managers may not be complementary, which could adversely affect the performance of the Fund.
Sector Risk –  To the extent the Fund invests more heavily in a particular sector or sectors, its performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors may be more volatile, and may perform differently, from the broader market.
Active Trading Risk –  Active trading could increase the Fund’s transaction costs and may increase your tax liability as compared to a fund with less active trading policies. These effects may adversely affect Fund performance.
4

Large Shareholder Transaction Risk –  The Fund may experience adverse effects when certain large shareholders redeem or purchase large amounts of shares of the Fund. Such redemptions may cause the Fund to sell securities at times when it would not otherwise do so or borrow money (at a cost to the Fund), which may negatively impact the Fund’s performance and liquidity. Similarly, large purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs.
The Fund is subject to certain other risks. For more information regarding risks and investments, please see “Additional Information Regarding Investment Strategies and Risks” and “More Information About Risks” in the Fund’s statutory prospectus.
PAST PERFORMANCE. The performance information indicates the risks of investing in the Fund. Keep in mind that past performance does not indicate future results. Updated performance information is available at hartfordfunds.com. The returns in the bar chart and table:
•
Assume reinvestment of all dividends and distributions
•
Reflect fee waivers and/or expense limitation arrangements, if any. Absent any applicable fee waivers and/or expense limitation arrangements, performance would have been lower.
The bar chart:
•
Shows how the Fund’s total return has varied from year to year
•
Returns do not include sales charges. If sales charges were reflected, returns would have been lower
•
Shows the returns of Class A shares. Returns for the Fund’s other classes differ only to the extent that the classes do not have the same expenses.
Total returns by calendar year (excludes sales charges)

During the periods shown in the chart above:	Returns	Quarter Ended
Best Quarter Return	21.93%	June 30, 2020
Worst Quarter Return	-21.51%	March 31, 2020
Average Annual Total Returns. The table below shows returns for the Fund over time compared to those of two broad-based market indices. After-tax returns, which are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes, are shown only for Class A shares and will vary for other classes. Actual after-tax returns, which depend on an investor’s particular tax situation, may differ from those shown and are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
5

Average annual total returns for periods ending December 31, 2023 (including sales charges)
Share Classes	1 Year	5 Years	10 Years
Class A – Return Before Taxes	12.40%	10.87%	8.15%
– Return After Taxes on Distributions	12.26%	9.18%	5.35%
– Return After Taxes on Distributions and Sale of Fund Shares	7.44%	8.43%	5.57%
Share Classes (Return Before Taxes)
Class C	16.99%	11.26%	7.94%
Class I	19.30%	12.44%	9.07%
Class R3	18.51%	11.73%	8.39%
Class R4	18.90%	12.07%	8.73%
Class R5	19.25%	12.41%	9.05%
Class R6*	19.37%	12.53%	9.15%
Class Y	19.24%	12.44%	9.11%
Class F*	19.38%	12.53%	9.14%
Russell 3000 Index (reflects no deduction for fees, expenses or taxes)	25.96%	15.16%	11.48%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	26.29%	15.69%	12.03%
*
Class R6 shares commenced operations on November 7, 2014 and performance prior to that date is that of the Fund’s Class Y shares. Class F shares commenced operations on February 28, 2017 and performance prior to that date is that of the Fund’s Class I shares. Performance prior to an inception date of a class has not been adjusted to reflect the operating expenses of such class.
MANAGEMENT. The Fund’s investment manager is Hartford Funds Management Company, LLC. The Fund’s sub-adviser is Wellington Management. The Fund employs a multiple portfolio manager structure. The portfolio managers with the most significant responsibilities are set forth below.
Portfolio Manager	Title	Involved with Fund Since
Gregg R. Thomas, CFA	Senior Managing Director and Director, Investment Strategy	2013
Thomas S. Simon, CFA, FRM	Senior Managing Director and Portfolio Manager	2016
Veenu Ramchandani, CFA	Vice President and Portfolio Manager	2022
PURCHASE AND SALE OF FUND SHARES. Not all share classes are available for all investors. Minimum investment amounts may be waived for certain accounts. Certain financial intermediaries may impose different restrictions than those described below.
Share Classes	Minimum Initial Investment	Minimum Subsequent Investment
Class A, Class C and Class I	$2,000 for all accounts except: $250, if establishing an Automatic Investment Plan (“AIP”), with recurring monthly investments of at least $50	$50
Class R3, Class R4, Class R5 and Class R6	No minimum initial investment	None
Class Y	$250,000 This requirement is waived when the shares are purchased through omnibus accounts (or similar types of accounts).	None
Class F	$1,000,000 This requirement is waived when the shares are purchased through omnibus accounts (or similar types of accounts).	None
For more information, please see the “How To Buy And Sell Shares” section of the Fund’s statutory prospectus.
You may sell your shares of the Fund on those days when the New York Stock Exchange is open, typically Monday through Friday. You may sell your shares through your financial intermediary. With respect to certain accounts, you may sell your shares on the web at hartfordfunds.com, by phone by calling 1-888-843-7824, by electronic funds transfer, or by wire. In certain circumstances you will need to write to Hartford Funds to request to sell your shares. For regular mail, please send the request to Hartford Funds, P.O. Box 219060, Kansas City, MO 64121-9060. For overnight mail, please send the request to Hartford Funds, 430 W 7th Street, Suite 219060, Kansas City, MO 64105-1407.
6

TAX INFORMATION. The Fund’s distributions are generally taxable, and may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES. If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial professional), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial professional to recommend the Fund over another investment. Ask your financial professional or visit your financial intermediary’s website for more information.
7

Hartford Core Equity Fund Summary Section
INVESTMENT OBJECTIVE. The Fund seeks growth of capital.
YOUR EXPENSES. The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below. Please contact your financial intermediary for more information regarding whether you may be required to pay a brokerage commission or other fees. You may qualify for sales charge discounts for Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in certain classes of Hartford mutual funds or in The Hartford® SMART529® College Savings Plan. More information about these and other discounts is available from your financial professional and in the “How Sales Charges Are Calculated” section beginning on page 85 of the Fund’s statutory prospectus. Descriptions of any financial intermediary specific sales charge waivers and discounts are set forth in Appendix A to the statutory prospectus.
Shareholder Fees (fees paid directly from your investment):
Share Classes	A	C	I	R3	R4	R5	R6	Y	F
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.50%	None	None	None	None	None	None	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is less)	None(1)	1.00%	None	None	None	None	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Share Classes	A	C	I	R3	R4	R5	R6	Y	F
Management fees	0.33%	0.33%	0.33%	0.33%	0.33%	0.33%	0.33%	0.33%	0.33%
Distribution and service (12b-1) fees	0.25%	1.00%	None	0.50%	0.25%	None	None	None	None
Other expenses	0.12%	0.12%	0.12%	0.25%	0.17%	0.13%	0.03%	0.11%	0.03%
Total annual fund operating expenses	0.70%	1.45%	0.45%	1.08%	0.75%	0.46%	0.36%	0.44%	0.36%
(1)
Investments of $1 million or more will not be subject to a front-end sales charge, but may be subject to a 1.00% contingent deferred sales charge.
Example. The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then, except as shown below, redeem all of your shares at the end of those periods. The example also assumes that:
•
Your investment has a 5% return each year
•
The Fund’s operating expenses remain the same
•
You reinvest all dividends and distributions.
Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Share Classes	Year 1	Year 3	Year 5	Year 10
A	$618	$762	$918	$1,373
C	$248	$459	$792	$1,735
I	$46	$144	$252	$567
R3	$110	$343	$595	$1,317
R4	$77	$240	$417	$930
R5	$47	$148	$258	$579
R6	$37	$116	$202	$456
Y	$45	$141	$246	$555
F	$37	$116	$202	$456
If you did not redeem your shares:

C	$148	$459	$792	$1,735
8

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the fiscal year ended October 31, 2023, the Fund’s portfolio turnover rate was 19% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the Fund invests at least 80% of its assets in common stocks. The Fund invests in a diversified portfolio of common stocks of issuers located primarily in the United States. Wellington Management Company LLP (“Wellington Management”), the Fund’s sub-adviser, chooses the Fund’s investments using fundamental research designed to identify issuers with improving quality metrics, business momentum and attractive relative valuations. The fundamental research emphasizes the sustainability of a business’s competitive advantages, revenue and margin drivers, and cash generation capacity. This research is aided by a proprietary screening tool that helps to identify companies with these characteristics. The Fund’s portfolio seeks to be broadly diversified by industry and company. The Fund may invest in a broad range of market capitalizations, but tends to focus on large capitalization companies with market capitalizations similar to those of companies in the S&P 500 Index.
PRINCIPAL RISKS. The principal risks of investing in the Fund are described below. When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. As with any fund, there is no guarantee that the Fund will achieve its investment objective.
Market Risk –  Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Securities of a company may decline in value due to its financial prospects and activities, including certain operational impacts, such as data breaches and cybersecurity attacks. Securities may also decline in value due to general market and economic movements and trends, including adverse changes to credit markets, or as a result of other events such as geopolitical events, natural disasters, or widespread pandemics (such as COVID-19) or other adverse public health developments.
Equity Risk –  The risk that the price of equity or equity related securities may decline due to changes in a company’s financial condition and overall market and economic conditions.
Large Cap Securities Risk –  The securities of large market capitalization companies may underperform other segments of the market because such companies may be less responsive to competitive challenges and opportunities and may be unable to attain high growth rates during periods of economic expansion.
Active Investment Management Risk –  The risk that, if the sub-adviser’s investment strategy does not perform as expected, the Fund could underperform its peers or lose money. Although the sub-adviser considers several factors when making investment decisions, the sub-adviser may not evaluate every factor prior to investing in a company or issuer, and the sub-adviser may determine that certain factors are more significant than others.
Large Shareholder Transaction Risk –  The Fund may experience adverse effects when certain large shareholders redeem or purchase large amounts of shares of the Fund. Such redemptions may cause the Fund to sell securities at times when it would not otherwise do so or borrow money (at a cost to the Fund), which may negatively impact the Fund’s performance and liquidity. Similarly, large purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs.
The Fund is subject to certain other risks. For more information regarding risks and investments, please see “Additional Information Regarding Investment Strategies and Risks” and “More Information About Risks” in the Fund’s statutory prospectus.
9

PAST PERFORMANCE. The performance information indicates the risks of investing in the Fund. Keep in mind that past performance does not indicate future results. Updated performance information is available at hartfordfunds.com. The returns in the bar chart and table:
•
Assume reinvestment of all dividends and distributions
•
Reflect fee waivers and/or expense limitation arrangements, if any. Absent any applicable fee waivers and/or expense limitation arrangements, performance would have been lower.
The bar chart:
•
Shows how the Fund’s total return has varied from year to year
•
Returns do not include sales charges. If sales charges were reflected, returns would have been lower
•
Shows the returns of Class A shares. Returns for the Fund’s other classes differ only to the extent that the classes do not have the same expenses.
Total returns by calendar year (excludes sales charges)

During the periods shown in the chart above:	Returns	Quarter Ended
Best Quarter Return	18.97%	June 30, 2020
Worst Quarter Return	-19.48%	March 31, 2020
Average Annual Total Returns. The table below shows returns for the Fund over time compared to those of a broad-based market index. After-tax returns, which are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes, are shown only for Class A shares and will vary for other classes. Actual after-tax returns, which depend on an investor’s particular tax situation, may differ from those shown and are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
Average annual total returns for periods ending December 31, 2023 (including sales charges)
Share Classes	1 Year	5 Years	10 Years
Class A – Return Before Taxes	14.48%	12.68%	10.89%
– Return After Taxes on Distributions	13.72%	12.02%	10.21%
– Return After Taxes on Distributions and Sale of Fund Shares	9.10%	10.09%	8.86%
Share Classes (Return Before Taxes)
Class C	19.25%	13.11%	10.69%
Class I*	21.43%	14.25%	11.77%
Class R3	20.71%	13.55%	11.14%
Class R4	21.14%	13.95%	11.51%
Class R5	21.41%	14.24%	11.82%
Class R6*	21.57%	14.35%	11.91%
Class Y	21.44%	14.27%	11.86%
Class F*	21.57%	14.35%	11.84%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	26.29%	15.69%	12.03%
*
Class I shares commenced operations on March 31, 2015 and performance prior to that date is that of the Fund’s Class A shares (excluding sales charges). Class R6 shares commenced operations on March 31, 2015 and performance prior to that date is that of the Fund’s Class Y shares. Class F
10

shares commenced operations on February 28, 2017 and performance prior to February 28, 2017 reflects the performance of Class I shares from March 31, 2015 through February 27, 2017 and Class A shares (excluding sales charges) prior to March 31, 2015. Performance prior to an inception date of a class has not been adjusted to reflect the operating expenses of such class.
MANAGEMENT. The Fund’s investment manager is Hartford Funds Management Company, LLC. The Fund’s sub-adviser is Wellington Management.
Portfolio Manager	Title	Involved with Fund Since
Douglas W. McLane, CFA	Senior Managing Director and Equity Portfolio Manager	2011
David A. Siegle, CFA	Managing Director and Equity Portfolio Manager	2008
Mammen Chally, CFA*	Senior Managing Director and Equity Portfolio Manager	1998
*
Mammen Chally, CFA announced his plan to retire and withdraw from the partnership of Wellington Management’s parent company, and effective June 30, 2024, he will no longer serve as a portfolio manager for the Fund. Mr. Chally’s portfolio management responsibilities will transition to Douglas W. McLane, CFA in the months leading up to his departure.
PURCHASE AND SALE OF FUND SHARES. Not all share classes are available for all investors. Minimum investment amounts may be waived for certain accounts. Certain financial intermediaries may impose different restrictions than those described below.
Share Classes	Minimum Initial Investment	Minimum Subsequent Investment
Class A, Class C and Class I	$2,000 for all accounts except: $250, if establishing an Automatic Investment Plan (“AIP”), with recurring monthly investments of at least $50	$50
Class R3, Class R4, Class R5 and Class R6	No minimum initial investment	None
Class Y	$250,000 This requirement is waived when the shares are purchased through omnibus accounts (or similar types of accounts).	None
Class F	$1,000,000 This requirement is waived when the shares are purchased through omnibus accounts (or similar types of accounts).	None
For more information, please see the “How To Buy And Sell Shares” section of the Fund’s statutory prospectus.
You may sell your shares of the Fund on those days when the New York Stock Exchange is open, typically Monday through Friday. You may sell your shares through your financial intermediary. With respect to certain accounts, you may sell your shares on the web at hartfordfunds.com, by phone by calling 1-888-843-7824, by electronic funds transfer, or by wire. In certain circumstances you will need to write to Hartford Funds to request to sell your shares. For regular mail, please send the request to Hartford Funds, P.O. Box 219060, Kansas City, MO 64121-9060. For overnight mail, please send the request to Hartford Funds, 430 W 7th Street, Suite 219060, Kansas City, MO 64105-1407.
TAX INFORMATION. The Fund’s distributions are generally taxable, and may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES. If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial professional), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial professional to recommend the Fund over another investment. Ask your financial professional or visit your financial intermediary’s website for more information.
11

The Hartford Dividend and Growth Fund Summary Section
INVESTMENT OBJECTIVE. The Fund seeks a high level of current income consistent with growth of capital.
YOUR EXPENSES. The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below. Please contact your financial intermediary for more information regarding whether you may be required to pay a brokerage commission or other fees. You may qualify for sales charge discounts for Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in certain classes of Hartford mutual funds or in The Hartford® SMART529® College Savings Plan. More information about these and other discounts is available from your financial professional and in the “How Sales Charges Are Calculated” section beginning on page 85 of the Fund’s statutory prospectus. Descriptions of any financial intermediary specific sales charge waivers and discounts are set forth in Appendix A to the statutory prospectus.
Shareholder Fees (fees paid directly from your investment):
Share Classes	A	C	I	R3	R4	R5	R6	Y	F
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.50%	None	None	None	None	None	None	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is less)	None(1)	1.00%	None	None	None	None	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Share Classes	A	C	I	R3	R4	R5	R6	Y	F
Management fees	0.60%	0.60%	0.60%	0.60%	0.60%	0.60%	0.60%	0.60%	0.60%
Distribution and service (12b-1) fees	0.25%	1.00%	None	0.50%	0.25%	None	None	None	None
Other expenses	0.12%	0.14%	0.13%	0.25%	0.20%	0.13%	0.03%	0.13%	0.03%
Total annual fund operating expenses	0.97%	1.74%	0.73%	1.35%	1.05%	0.73%	0.63%	0.73%	0.63%
(1)
Investments of $1 million or more will not be subject to a front-end sales charge, but may be subject to a 1.00% contingent deferred sales charge.
Example. The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then, except as shown below, redeem all of your shares at the end of those periods. The example also assumes that:
•
Your investment has a 5% return each year
•
The Fund’s operating expenses remain the same
•
You reinvest all dividends and distributions.
Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Share Classes	Year 1	Year 3	Year 5	Year 10
A	$644	$842	$1,057	$1,674
C	$277	$548	$944	$2,052
I	$75	$233	$406	$906
R3	$137	$428	$739	$1,624
R4	$107	$334	$579	$1,283
R5	$75	$233	$406	$906
R6	$64	$202	$351	$786
Y	$75	$233	$406	$906
F	$64	$202	$351	$786
If you did not redeem your shares:

C	$177	$548	$944	$2,052
12

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the fiscal year ended October 31, 2023, the Fund’s portfolio turnover rate was 26% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGY. The Fund invests primarily in a portfolio of equity securities that typically have above average dividend yields and whose prospects for capital appreciation are considered favorable by the sub-adviser, Wellington Management Company LLP (“Wellington Management”). Under normal market and economic conditions, at least 80% of the Fund’s net assets are invested in dividend paying equity securities. The Fund tends to focus on securities of larger, well-established companies with market capitalizations similar to those of companies in the S&P 500 Index. The Fund may invest up to 20% of its net assets in securities of foreign issuers and non-dollar securities. The Fund’s portfolio seeks to be broadly diversified by company and industry. Based on market or economic conditions, the Fund may, through its stock selection process, focus in one or more sectors of the market.
Wellington Management uses fundamental analysis to evaluate a security for purchase or sale by the Fund. As part of this analysis, Wellington Management evaluates a company’s ability to sustain and potentially increase its dividend payments. Wellington Management also evaluates a company’s free cash flow, business environment, management quality, balance sheet, income statement, anticipated earnings, revenues, and other related measures or indicators of value. Wellington Management also favors securities that appear to be undervalued in the marketplace. Wellington Management also may consider financially material environmental, social, and/or governance (“ESG”) characteristics (where available for a company) to assess the risk and return potential of a company.
PRINCIPAL RISKS. The principal risks of investing in the Fund are described below. When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. As with any fund, there is no guarantee that the Fund will achieve its investment objective.
Market Risk –  Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Securities of a company may decline in value due to its financial prospects and activities, including certain operational impacts, such as data breaches and cybersecurity attacks. Securities may also decline in value due to general market and economic movements and trends, including adverse changes to credit markets, or as a result of other events such as geopolitical events, natural disasters, or widespread pandemics (such as COVID-19) or other adverse public health developments.
Equity Risk –  The risk that the price of equity or equity related securities may decline due to changes in a company’s financial condition and overall market and economic conditions.
Dividend Risk –  Income provided by the Fund may be affected by changes in the dividend policies of the companies in which the Fund invests and the capital resources available for such payments at such companies. At times, the performance of dividend-paying companies may lag the performance of other companies or the broader market as a whole. In addition, the dividend payments of the companies in which the Fund invests may vary over time, and there is no guarantee that a company will pay a dividend at all.
Large Cap Securities Risk –  The securities of large market capitalization companies may underperform other segments of the market because such companies may be less responsive to competitive challenges and opportunities and may be unable to attain high growth rates during periods of economic expansion.
Value Investing Style Risk –  Using a value investing style to select investments involves special risks. Overlooked or otherwise undervalued securities entail a significant risk of never attaining their potential value or may even be overpriced. Also, the value investing style may over time go in and out of favor. At times when the value investing style is out of favor, the Fund may underperform other equity funds that use different investing styles. “Value” securities can be undervalued by the market for long periods of time.
Active Investment Management Risk –  The risk that, if the sub-adviser’s investment strategy does not perform as expected, the Fund could underperform its peers or lose money. Although the sub-adviser considers several factors when making investment decisions, the sub-adviser may not evaluate every factor prior to investing in a company or issuer, and the sub-adviser may determine that certain factors are more significant than others.
13

Foreign Investments Risk –  Investments in foreign securities may be riskier, more volatile, and less liquid than investments in U.S. securities. Differences between the U.S. and foreign regulatory regimes and securities markets, including the less stringent investor protection, less stringent accounting, corporate governance, financial reporting and disclosure standards of some foreign markets, as well as political and economic developments in foreign countries and regions and the U.S. (including the imposition of sanctions, tariffs, or other governmental restrictions), may affect the value of the Fund’s investments in foreign securities. Changes in currency exchange rates may also adversely affect the Fund’s foreign investments.
Currency Risk –  The risk that the value of the Fund’s investments in foreign securities or currencies will be affected by the value of the applicable currency relative to the U.S. dollar. When the Fund sells a foreign currency or foreign currency denominated security, its value may be worth less in U.S. dollars even if the investment increases in value in its local market. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk, as the revenue earned by issuers of these securities may also be affected by changes in the issuer’s local currency.
Sector Risk –  To the extent the Fund invests more heavily in a particular sector or sectors, its performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors may be more volatile, and may perform differently, from the broader market.
ESG Integration Risk –  Integrating financially material ESG analysis into the investment process carries the risk that the Fund may perform differently from funds that do not integrate ESG into their analysis, or funds that evaluate different ESG characteristics. ESG characteristics are one of several factors that may be considered and as a result, the Fund’s investments may not have favorable ESG characteristics or high ESG ratings.
Large Shareholder Transaction Risk –  The Fund may experience adverse effects when certain large shareholders redeem or purchase large amounts of shares of the Fund. Such redemptions may cause the Fund to sell securities at times when it would not otherwise do so or borrow money (at a cost to the Fund), which may negatively impact the Fund’s performance and liquidity. Similarly, large purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs.
The Fund is subject to certain other risks. For more information regarding risks and investments, please see “Additional Information Regarding Investment Strategies and Risks” and “More Information About Risks” in the Fund’s statutory prospectus.
PAST PERFORMANCE. The performance information indicates the risks of investing in the Fund. Keep in mind that past performance does not indicate future results. Updated performance information is available at hartfordfunds.com. The returns in the bar chart and table:
•
Assume reinvestment of all dividends and distributions
•
Reflect fee waivers and/or expense limitation arrangements, if any. Absent any applicable fee waivers and/or expense limitation arrangements, performance would have been lower.
The bar chart:
•
Shows how the Fund’s total return has varied from year to year
•
Returns do not include sales charges. If sales charges were reflected, returns would have been lower
•
Shows the returns of Class A shares. Returns for the Fund’s other classes differ only to the extent that the classes do not have the same expenses.
14

Total returns by calendar year (excludes sales charges)

During the periods shown in the chart above:	Returns	Quarter Ended
Best Quarter Return	14.82%	June 30, 2020
Worst Quarter Return	-22.48%	March 31, 2020
Average Annual Total Returns. The table below shows returns for the Fund over time compared to those of two indices. The S&P 500 Index serves as the Fund’s performance and regulatory index and provides a broad measure of market performance. The Russell 1000 Value Index serves as the Fund’s secondary performance index. After-tax returns, which are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes, are shown only for Class A shares and will vary for other classes. Actual after-tax returns, which depend on an investor’s particular tax situation, may differ from those shown and are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
Average annual total returns for periods ending December 31, 2023 (including sales charges)
Share Classes	1 Year	5 Years	10 Years
Class A – Return Before Taxes	7.55%	12.03%	9.53%
– Return After Taxes on Distributions	7.11%	10.92%	7.78%
– Return After Taxes on Distributions and Sale of Fund Shares	4.75%	9.45%	7.25%
Share Classes (Return Before Taxes)
Class C	11.95%	12.43%	9.31%
Class I	14.07%	13.60%	10.42%
Class R3	13.40%	12.89%	9.76%
Class R4	13.72%	13.23%	10.10%
Class R5	14.09%	13.58%	10.43%
Class R6*	14.19%	13.69%	10.53%
Class Y	14.10%	13.64%	10.50%
Class F*	14.19%	13.69%	10.49%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	26.29%	15.69%	12.03%
Russell 1000 Value Index (reflects no deduction for fees, expenses or taxes)	11.46%	10.91%	8.40%
*
Class R6 shares commenced operations on November 7, 2014 and performance prior to that date is that of the Fund’s Class Y shares. Class F shares commenced operations on February 28, 2017 and performance prior to that date is that of the Fund’s Class I shares. Performance prior to an inception date of a class has not been adjusted to reflect the operating expenses of such class.
MANAGEMENT. The Fund’s investment manager is Hartford Funds Management Company, LLC. The Fund’s sub-adviser is Wellington Management.
Portfolio Manager	Title	Involved with Fund Since
Matthew G. Baker	Senior Managing Director and Equity Portfolio Manager	2004
Nataliya Kofman	Senior Managing Director and Equity Portfolio Manager	2006
Brian J. Schmeer, CFA	Managing Director and Equity Research Analyst	2017
15

PURCHASE AND SALE OF FUND SHARES. Not all share classes are available for all investors. Minimum investment amounts may be waived for certain accounts. Certain financial intermediaries may impose different restrictions than those described below.
Share Classes	Minimum Initial Investment	Minimum Subsequent Investment
Class A, Class C and Class I	$2,000 for all accounts except: $250, if establishing an Automatic Investment Plan (“AIP”), with recurring monthly investments of at least $50	$50
Class R3, Class R4, Class R5 and Class R6	No minimum initial investment	None
Class Y	$250,000 This requirement is waived when the shares are purchased through omnibus accounts (or similar types of accounts).	None
Class F	$1,000,000 This requirement is waived when the shares are purchased through omnibus accounts (or similar types of accounts).	None
For more information, please see the “How To Buy And Sell Shares” section of the Fund’s statutory prospectus.
You may sell your shares of the Fund on those days when the New York Stock Exchange is open, typically Monday through Friday. You may sell your shares through your financial intermediary. With respect to certain accounts, you may sell your shares on the web at hartfordfunds.com, by phone by calling 1-888-843-7824, by electronic funds transfer, or by wire. In certain circumstances you will need to write to Hartford Funds to request to sell your shares. For regular mail, please send the request to Hartford Funds, P.O. Box 219060, Kansas City, MO 64121-9060. For overnight mail, please send the request to Hartford Funds, 430 W 7th Street, Suite 219060, Kansas City, MO 64105-1407.
TAX INFORMATION. The Fund’s distributions are generally taxable, and may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES. If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial professional), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial professional to recommend the Fund over another investment. Ask your financial professional or visit your financial intermediary’s website for more information.
16

The Hartford Equity Income Fund Summary Section
INVESTMENT OBJECTIVE. The Fund seeks a high level of current income consistent with growth of capital.
YOUR EXPENSES. The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below. Please contact your financial intermediary for more information regarding whether you may be required to pay a brokerage commission or other fees. You may qualify for sales charge discounts for Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in certain classes of Hartford mutual funds or in The Hartford® SMART529® College Savings Plan. More information about these and other discounts is available from your financial professional and in the “How Sales Charges Are Calculated” section beginning on page 85 of the Fund’s statutory prospectus. Descriptions of any financial intermediary specific sales charge waivers and discounts are set forth in Appendix A to the statutory prospectus.
Shareholder Fees (fees paid directly from your investment):
Share Classes	A	C	I	R3	R4	R5	R6	Y	F
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.50%	None	None	None	None	None	None	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is less)	None(1)	1.00%	None	None	None	None	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Share Classes	A	C	I	R3	R4	R5	R6	Y	F
Management fees	0.61%	0.61%	0.61%	0.61%	0.61%	0.61%	0.61%	0.61%	0.61%
Distribution and service (12b-1) fees	0.25%	1.00%	None	0.50%	0.25%	None	None	None	None
Other expenses	0.11%	0.13%	0.13%	0.24%	0.20%	0.14%	0.04%	0.12%	0.04%
Total annual fund operating expenses	0.97%	1.74%	0.74%	1.35%	1.06%	0.75%	0.65%	0.73%	0.65%
(1)
Investments of $1 million or more will not be subject to a front-end sales charge, but may be subject to a 1.00% contingent deferred sales charge.
Example. The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then, except as shown below, redeem all of your shares at the end of those periods. The example also assumes that:
•
Your investment has a 5% return each year
•
The Fund’s operating expenses remain the same
•
You reinvest all dividends and distributions.
Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Share Classes	Year 1	Year 3	Year 5	Year 10
A	$644	$842	$1,057	$1,674
C	$277	$548	$944	$2,052
I	$76	$237	$411	$918
R3	$137	$428	$739	$1,624
R4	$108	$337	$585	$1,294
R5	$77	$240	$417	$930
R6	$66	$208	$362	$810
Y	$75	$233	$406	$906
F	$66	$208	$362	$810
If you did not redeem your shares:

C	$177	$548	$944	$2,052
17

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the fiscal year ended October 31, 2023, the Fund’s portfolio turnover rate was 39% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the Fund seeks to achieve its investment objective by investing at least 80% of its assets in equity securities. The Fund invests primarily in equity securities of companies with market capitalizations above $2 billion. At the time of investment, every equity security in which the Fund invests must pay a dividend or be expected to pay a dividend within the next 12 months. The sub-adviser, Wellington Management Company LLP (“Wellington Management”), uses fundamental analysis to identify securities that it believes offer above average yields, below average valuations and the potential for dividend increases in the future. Wellington Management’s fundamental analysis focuses on assessing valuation, quality and capital return with an emphasis on sustainable dividends. As part of this analysis, Wellington Management evaluates financial and competitive conditions, management quality, potential earnings, free cash flow, dividends, and other related measures or indicators of value. Wellington Management also may consider financially material environmental, social, and/or governance (“ESG”) characteristics (where available for a company) to assess the risk and return potential of a company. The Fund may invest up to 20% of its net assets in the securities of foreign issuers and non-dollar securities. Based on market or economic conditions, the Fund may, through its stock selection process, focus in one or more sectors of the market.
PRINCIPAL RISKS. The principal risks of investing in the Fund are described below. When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. As with any fund, there is no guarantee that the Fund will achieve its investment objective.
Market Risk –  Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Securities of a company may decline in value due to its financial prospects and activities, including certain operational impacts, such as data breaches and cybersecurity attacks. Securities may also decline in value due to general market and economic movements and trends, including adverse changes to credit markets, or as a result of other events such as geopolitical events, natural disasters, or widespread pandemics (such as COVID-19) or other adverse public health developments.
Equity Risk –  The risk that the price of equity or equity related securities may decline due to changes in a company’s financial condition and overall market and economic conditions.
Dividend Risk –  Income provided by the Fund may be affected by changes in the dividend policies of the companies in which the Fund invests and the capital resources available for such payments at such companies. At times, the performance of dividend-paying companies may lag the performance of other companies or the broader market as a whole. In addition, the dividend payments of the companies in which the Fund invests may vary over time, and there is no guarantee that a company will pay a dividend at all.
Large Cap Securities Risk –  The securities of large market capitalization companies may underperform other segments of the market because such companies may be less responsive to competitive challenges and opportunities and may be unable to attain high growth rates during periods of economic expansion.
Mid-Cap Securities Risk –  The securities of mid-capitalization companies generally trade in lower volumes and are generally subject to greater and less predictable price changes than the securities of larger capitalization companies.
Value Investing Style Risk –  Using a value investing style to select investments involves special risks, particularly if it is used as part of a “contrarian” approach to evaluating issuers. Overlooked or otherwise undervalued securities entail a significant risk of never attaining their potential value or may even be overpriced. Also, the value investing style may over time go in and out of favor. At times when the value investing style is out of favor, the Fund may underperform other equity funds that use different investing styles. “Value” securities can be undervalued by the market for long periods of time.
Active Investment Management Risk –  The risk that, if the sub-adviser’s investment strategy does not perform as expected, the Fund could underperform its peers or lose money. Although the sub-adviser considers several factors when making investment decisions, the sub-adviser may not evaluate every factor prior to investing in a company or issuer, and the sub-adviser may determine that certain factors are more significant than others.
18

Sector Risk –  To the extent the Fund invests more heavily in a particular sector or sectors, its performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors may be more volatile, and may perform differently, from the broader market.
Foreign Investments Risk –  Investments in foreign securities may be riskier, more volatile, and less liquid than investments in U.S. securities. Differences between the U.S. and foreign regulatory regimes and securities markets, including the less stringent investor protection, less stringent accounting, corporate governance, financial reporting and disclosure standards of some foreign markets, as well as political and economic developments in foreign countries and regions and the U.S. (including the imposition of sanctions, tariffs, or other governmental restrictions), may affect the value of the Fund’s investments in foreign securities. Changes in currency exchange rates may also adversely affect the Fund’s foreign investments.
Currency Risk –  The risk that the value of the Fund’s investments in foreign securities or currencies will be affected by the value of the applicable currency relative to the U.S. dollar. When the Fund sells a foreign currency or foreign currency denominated security, its value may be worth less in U.S. dollars even if the investment increases in value in its local market. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk, as the revenue earned by issuers of these securities may also be affected by changes in the issuer’s local currency.
ESG Integration Risk –  Integrating financially material ESG analysis into the investment process carries the risk that the Fund may perform differently from funds that do not integrate ESG into their analysis, or funds that evaluate different ESG characteristics. ESG characteristics are one of several factors that may be considered and as a result, the Fund’s investments may not have favorable ESG characteristics or high ESG ratings.
Large Shareholder Transaction Risk –  The Fund may experience adverse effects when certain large shareholders redeem or purchase large amounts of shares of the Fund. Such redemptions may cause the Fund to sell securities at times when it would not otherwise do so or borrow money (at a cost to the Fund), which may negatively impact the Fund’s performance and liquidity. Similarly, large purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs.
The Fund is subject to certain other risks. For more information regarding risks and investments, please see “Additional Information Regarding Investment Strategies and Risks” and “More Information About Risks” in the Fund’s statutory prospectus.
PAST PERFORMANCE. The performance information indicates the risks of investing in the Fund. Keep in mind that past performance does not indicate future results. Updated performance information is available at hartfordfunds.com. The returns in the bar chart and table:
•
Assume reinvestment of all dividends and distributions
•
Reflect fee waivers and/or expense limitation arrangements, if any. Absent any applicable fee waivers and/or expense limitation arrangements, performance would have been lower.
The bar chart:
•
Shows how the Fund’s total return has varied from year to year
•
Returns do not include sales charges. If sales charges were reflected, returns would have been lower
•
Shows the returns of Class A shares. Returns for the Fund’s other classes differ only to the extent that the classes do not have the same expenses.
19

Total returns by calendar year (excludes sales charges)

During the periods shown in the chart above:	Returns	Quarter Ended
Best Quarter Return	12.97%	December 31, 2020
Worst Quarter Return	-22.03%	March 31, 2020
Average Annual Total Returns. The table below shows returns for the Fund over time compared to those of two indices. The Russell 1000 Value Index serves as the Fund’s performance index because the Fund’s investment manager believes it is more representative of the Fund’s investment strategy. The Russell 1000 Index serves as the Fund’s regulatory index and provides a broad measure of market performance. After-tax returns, which are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes, are shown only for Class A shares and will vary for other classes. Actual after-tax returns, which depend on an investor’s particular tax situation, may differ from those shown and are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
Average annual total returns for periods ending December 31, 2023 (including sales charges)
Share Classes	1 Year	5 Years	10 Years
Class A – Return Before Taxes	1.14%	10.56%	8.31%
– Return After Taxes on Distributions	-0.64%	8.56%	6.42%
– Return After Taxes on Distributions and Sale of Fund Shares	1.86%	8.18%	6.33%
Share Classes (Return Before Taxes)
Class C	5.22%	10.97%	8.11%
Class I	7.23%	12.08%	9.19%
Class R3	6.58%	11.40%	8.53%
Class R4	6.90%	11.73%	8.86%
Class R5	7.28%	12.08%	9.19%
Class R6*	7.37%	12.18%	9.30%
Class Y	7.28%	12.11%	9.25%
Class F*	7.34%	12.20%	9.26%
Russell 1000 Value Index (reflects no deduction for fees, expenses or taxes)	11.46%	10.91%	8.40%
Russell 1000 Index (reflects no deduction for fees, expenses or taxes)	26.53%	15.52%	11.80%
*
Class R6 shares commenced operations on November 7, 2014 and performance prior to that date is that of the Fund’s Class Y shares. Class F shares commenced operations on February 28, 2017 and performance prior to that date is that of the Fund’s Class I shares. Performance prior to an inception date of a class has not been adjusted to reflect the operating expenses of such class.
MANAGEMENT. The Fund’s investment manager is Hartford Funds Management Company, LLC. The Fund’s sub-adviser is Wellington Management.
Portfolio Manager	Title	Involved with Fund Since
Matthew C. Hand, CFA	Senior Managing Director and Equity Portfolio Manager	2004
Adam H. Illfelder, CFA	Senior Managing Director and Equity Portfolio Manager	2008
20

PURCHASE AND SALE OF FUND SHARES. Not all share classes are available for all investors. Minimum investment amounts may be waived for certain accounts. Certain financial intermediaries may impose different restrictions than those described below.
Share Classes	Minimum Initial Investment	Minimum Subsequent Investment
Class A, Class C and Class I	$2,000 for all accounts except: $250, if establishing an Automatic Investment Plan (“AIP”), with recurring monthly investments of at least $50	$50
Class R3, Class R4, Class R5 and Class R6	No minimum initial investment	None
Class Y	$250,000 This requirement is waived when the shares are purchased through omnibus accounts (or similar types of accounts).	None
Class F	$1,000,000 This requirement is waived when the shares are purchased through omnibus accounts (or similar types of accounts).	None
For more information, please see the “How To Buy And Sell Shares” section of the Fund’s statutory prospectus.
You may sell your shares of the Fund on those days when the New York Stock Exchange is open, typically Monday through Friday. You may sell your shares through your financial intermediary. With respect to certain accounts, you may sell your shares on the web at hartfordfunds.com, by phone by calling 1-888-843-7824, by electronic funds transfer, or by wire. In certain circumstances you will need to write to Hartford Funds to request to sell your shares. For regular mail, please send the request to Hartford Funds, P.O. Box 219060, Kansas City, MO 64121-9060. For overnight mail, please send the request to Hartford Funds, 430 W 7th Street, Suite 219060, Kansas City, MO 64105-1407.
TAX INFORMATION. The Fund’s distributions are generally taxable, and may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES. If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial professional), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial professional to recommend the Fund over another investment. Ask your financial professional or visit your financial intermediary’s website for more information.
21

The Hartford Growth Opportunities Fund Summary Section
INVESTMENT OBJECTIVE. The Fund seeks capital appreciation.
YOUR EXPENSES. The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below. Please contact your financial intermediary for more information regarding whether you may be required to pay a brokerage commission or other fees. You may qualify for sales charge discounts for Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in certain classes of Hartford mutual funds or in The Hartford® SMART529® College Savings Plan. More information about these and other discounts is available from your financial professional and in the “How Sales Charges Are Calculated” section beginning on page 85 of the Fund’s statutory prospectus. Descriptions of any financial intermediary specific sales charge waivers and discounts are set forth in Appendix A to the statutory prospectus.
Shareholder Fees (fees paid directly from your investment):
Share Classes	A	C	I	R3	R4	R5	R6	Y	F
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.50%	None	None	None	None	None	None	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is less)	None(1)	1.00%	None	None	None	None	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Share Classes	A	C	I	R3	R4	R5	R6	Y	F
Management fees	0.71%	0.71%	0.71%	0.71%	0.71%	0.71%	0.71%	0.71%	0.71%
Distribution and service (12b-1) fees	0.25%	1.00%	None	0.50%	0.25%	None	None	None	None
Other expenses(2)	0.14%	0.17%	0.13%	0.23%	0.18%	0.15%	0.04%	0.13%	0.04%
Total annual fund operating expenses	1.10%	1.88%	0.84%	1.44%	1.14%	0.86%	0.75%	0.84%	0.75%
(1)
Investments of $1 million or more will not be subject to a front-end sales charge, but may be subject to a 1.00% contingent deferred sales charge.
(2)
“Other expenses” do not include the estimated expenses associated with the Fund’s shareholder meeting. If these expenses were included, “Other expenses” would have been as follows: 0.18% (Class A), 0.20% (Class C), 0.17% (Class I), 0.27% (Class R3), 0.22% (Class R4), 0.19% (Class R5), 0.07% (Class R6), 0.17% (Class Y), and 0.07% (Class F).
Example. The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then, except as shown below, redeem all of your shares at the end of those periods. The example also assumes that:
•
Your investment has a 5% return each year
•
The Fund’s operating expenses remain the same
•
You reinvest all dividends and distributions.
22

Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Share Classes	Year 1	Year 3	Year 5	Year 10
A	$656	$880	$1,123	$1,816
C	$291	$591	$1,016	$2,201
I	$86	$268	$466	$1,037
R3	$147	$456	$787	$1,724
R4	$116	$362	$628	$1,386
R5	$88	$274	$477	$1,061
R6	$77	$240	$417	$930
Y	$86	$268	$466	$1,037
F	$77	$240	$417	$930
If you did not redeem your shares:

C	$191	$591	$1,016	$2,201
Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the fiscal year ended October 31, 2023, the Fund’s portfolio turnover rate was 88% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the Fund invests primarily in common stocks that the sub-adviser, Wellington Management Company LLP (“Wellington Management”), believes exhibit long-term growth potential. The Fund may invest in securities of companies of any market capitalization, but tends to focus on mid to large capitalization stocks. The Fund may invest up to 25% of its net assets in foreign issuers and non-dollar securities. The Fund may trade securities actively. Wellington Management uses fundamental analysis to identify companies with accelerating operating characteristics for purchase. Based on market or economic conditions, the Fund may, through its normal bottom-up stock selection process, focus in one or more sectors of the market.
PRINCIPAL RISKS. The principal risks of investing in the Fund are described below. When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. As with any fund, there is no guarantee that the Fund will achieve its investment objective.
Market Risk –  Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Securities of a company may decline in value due to its financial prospects and activities, including certain operational impacts, such as data breaches and cybersecurity attacks. Securities may also decline in value due to general market and economic movements and trends, including adverse changes to credit markets, or as a result of other events such as geopolitical events, natural disasters, or widespread pandemics (such as COVID-19) or other adverse public health developments.
Equity Risk –  The risk that the price of equity or equity related securities may decline due to changes in a company’s financial condition and overall market and economic conditions.
Large Cap Securities Risk –  The securities of large market capitalization companies may underperform other segments of the market because such companies may be less responsive to competitive challenges and opportunities and may be unable to attain high growth rates during periods of economic expansion.
Mid-Cap Securities Risk –  The securities of mid-capitalization companies generally trade in lower volumes and are generally subject to greater and less predictable price changes than the securities of larger capitalization companies.
Growth Investing Style Risk –  If the sub-adviser incorrectly assesses a company’s prospects for growth or how other investors will value the company’s growth, then the price of the company’s stock may decrease, or may not increase to the level anticipated by the sub-adviser. In addition, growth stocks may be more volatile than other stocks because they are more sensitive to investors’ perceptions of the issuing company’s growth potential. Also, the growth investing style may over time go in and out of favor. At times when the investing style used by the Fund is out of favor, the Fund may underperform other equity funds that use different investing styles.
23

Sector Risk –  To the extent the Fund invests more heavily in a particular sector or sectors, its performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors may be more volatile, and may perform differently, from the broader market.
Foreign Investments Risk –  Investments in foreign securities may be riskier, more volatile, and less liquid than investments in U.S. securities. Differences between the U.S. and foreign regulatory regimes and securities markets, including the less stringent investor protection, less stringent accounting, corporate governance, financial reporting and disclosure standards of some foreign markets, as well as political and economic developments in foreign countries and regions and the U.S. (including the imposition of sanctions, tariffs, or other governmental restrictions), may affect the value of the Fund’s investments in foreign securities. Changes in currency exchange rates may also adversely affect the Fund’s foreign investments.
Currency Risk –  The risk that the value of the Fund’s investments in foreign securities or currencies will be affected by the value of the applicable currency relative to the U.S. dollar. When the Fund sells a foreign currency or foreign currency denominated security, its value may be worth less in U.S. dollars even if the investment increases in value in its local market. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk, as the revenue earned by issuers of these securities may also be affected by changes in the issuer’s local currency.
Active Investment Management Risk –  The risk that, if the sub-adviser’s investment strategy does not perform as expected, the Fund could underperform its peers or lose money. Although the sub-adviser considers several factors when making investment decisions, the sub-adviser may not evaluate every factor prior to investing in a company or issuer, and the sub-adviser may determine that certain factors are more significant than others.
Active Trading Risk –  Active trading could increase the Fund’s transaction costs and may increase your tax liability as compared to a fund with less active trading policies. These effects may adversely affect Fund performance.
Large Shareholder Transaction Risk –  The Fund may experience adverse effects when certain large shareholders redeem or purchase large amounts of shares of the Fund. Such redemptions may cause the Fund to sell securities at times when it would not otherwise do so or borrow money (at a cost to the Fund), which may negatively impact the Fund’s performance and liquidity. Similarly, large purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs.
The Fund is subject to certain other risks. For more information regarding risks and investments, please see “Additional Information Regarding Investment Strategies and Risks” and “More Information About Risks” in the Fund’s statutory prospectus.
PAST PERFORMANCE. The performance information indicates the risks of investing in the Fund. Keep in mind that past performance does not indicate future results. Updated performance information is available at hartfordfunds.com. The returns in the bar chart and table:
•
Assume reinvestment of all dividends and distributions
•
Reflect fee waivers and/or expense limitation arrangements, if any. Absent any applicable fee waivers and/or expense limitation arrangements, performance would have been lower.
The bar chart:
•
Shows how the Fund’s total return has varied from year to year
•
Returns do not include sales charges. If sales charges were reflected, returns would have been lower
•
Shows the returns of Class A shares. Returns for the Fund’s other classes differ only to the extent that the classes do not have the same expenses.
24

Total returns by calendar year (excludes sales charges)

During the periods shown in the chart above:	Returns	Quarter Ended
Best Quarter Return	39.27%	June 30, 2020
Worst Quarter Return	-29.59%	June 30, 2022
Average Annual Total Returns. The table below shows returns for the Fund over time compared to those of three indices. The Russell 3000 Growth Index serves as the Fund’s performance index because the Fund’s investment manager believes it is more representative of the Fund’s investment strategy. The Russell 1000 Growth Index serves as the Fund’s secondary performance index. The Russell 3000 Index serves as the Fund’s regulatory index and provides a broad measure of market performance. After-tax returns, which are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes, are shown only for Class A shares and will vary for other classes. Actual after-tax returns, which depend on an investor’s particular tax situation, may differ from those shown and are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
Average annual total returns for periods ending December 31, 2023 (including sales charges)
Share Classes	1 Year	5 Years	10 Years
Class A – Return Before Taxes	32.93%	13.53%	11.77%
– Return After Taxes on Distributions	32.93%	10.89%	8.51%
– Return After Taxes on Distributions and Sale of Fund Shares	19.49%	10.35%	8.49%
Share Classes (Return Before Taxes)
Class C	38.49%	13.96%	11.57%
Class I	40.98%	15.12%	12.68%
Class R3	40.14%	14.42%	12.02%
Class R4	40.56%	14.77%	12.36%
Class R5	40.95%	15.10%	12.69%
Class R6*	41.13%	15.22%	12.80%
Class Y	40.99%	15.14%	12.76%
Class F*	41.12%	15.23%	12.75%
Russell 3000 Growth Index (reflects no deduction for fees, expenses or taxes)	41.21%	18.85%	14.33%
Russell 1000 Growth Index (reflects no deduction for fees, expenses or taxes)	42.68%	19.50%	14.86%
Russell 3000 Index (reflects no deduction for fees, expenses or taxes)	25.96%	15.16%	11.48%
*
Class R6 shares commenced operations on November 7, 2014 and performance prior to that date is that of the Fund’s Class Y shares. Class F shares commenced operations on February 28, 2017 and performance prior to that date is that of the Fund’s Class I shares. Performance prior to an inception date of a class has not been adjusted to reflect the operating expenses of such class.
MANAGEMENT. The Fund’s investment manager is Hartford Funds Management Company, LLC. The Fund’s sub-adviser is Wellington Management.
Portfolio Manager	Title	Involved with Fund Since
Stephen Mortimer	Senior Managing Director and Equity Portfolio Manager	2003
Mario E. Abularach, CFA, CMT	Senior Managing Director and Equity Research Analyst	2001
25

PURCHASE AND SALE OF FUND SHARES. Not all share classes are available for all investors. Minimum investment amounts may be waived for certain accounts. Certain financial intermediaries may impose different restrictions than those described below.
Share Classes	Minimum Initial Investment	Minimum Subsequent Investment
Class A, Class C and Class I	$2,000 for all accounts except: $250, if establishing an Automatic Investment Plan (“AIP”), with recurring monthly investments of at least $50	$50
Class R3, Class R4, Class R5 and Class R6	No minimum initial investment	None
Class Y	$250,000 This requirement is waived when the shares are purchased through omnibus accounts (or similar types of accounts).	None
Class F	$1,000,000 This requirement is waived when the shares are purchased through omnibus accounts (or similar types of accounts).	None
For more information, please see the “How To Buy And Sell Shares” section of the Fund’s statutory prospectus.
You may sell your shares of the Fund on those days when the New York Stock Exchange is open, typically Monday through Friday. You may sell your shares through your financial intermediary. With respect to certain accounts, you may sell your shares on the web at hartfordfunds.com, by phone by calling 1-888-843-7824, by electronic funds transfer, or by wire. In certain circumstances you will need to write to Hartford Funds to request to sell your shares. For regular mail, please send the request to Hartford Funds, P.O. Box 219060, Kansas City, MO 64121-9060. For overnight mail, please send the request to Hartford Funds, 430 W 7th Street, Suite 219060, Kansas City, MO 64105-1407.
TAX INFORMATION. The Fund’s distributions are generally taxable, and may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES. If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial professional), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial professional to recommend the Fund over another investment. Ask your financial professional or visit your financial intermediary’s website for more information.
26

The Hartford Healthcare Fund Summary Section
INVESTMENT OBJECTIVE. The Fund seeks long-term capital appreciation.
YOUR EXPENSES. The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below. Please contact your financial intermediary for more information regarding whether you may be required to pay a brokerage commission or other fees. You may qualify for sales charge discounts for Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in certain classes of Hartford mutual funds or in The Hartford® SMART529® College Savings Plan. More information about these and other discounts is available from your financial professional and in the “How Sales Charges Are Calculated” section beginning on page 85 of the Fund’s statutory prospectus. Descriptions of any financial intermediary specific sales charge waivers and discounts are set forth in Appendix A to the statutory prospectus.
Shareholder Fees (fees paid directly from your investment):
Share Classes	A	C	I	R3	R4	R5	R6	Y	F
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.50%	None	None	None	None	None	None	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is less)	None(1)	1.00%	None	None	None	None	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Share Classes	A	C	I	R3	R4	R5	R6	Y	F
Management fees	0.86%	0.86%	0.86%	0.86%	0.86%	0.86%	0.86%	0.86%	0.86%
Distribution and service (12b-1) fees	0.25%	1.00%	None	0.50%	0.25%	None	None	None	None
Other expenses	0.16%	0.19%	0.15%	0.26%	0.18%	0.16%	0.05%	0.15%	0.05%
Total annual fund operating expenses	1.27%	2.05%	1.01%	1.62%	1.29%	1.02%	0.91%	1.01%	0.91%
(1)
Investments of $1 million or more will not be subject to a front-end sales charge, but may be subject to a 1.00% contingent deferred sales charge.
Example. The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then, except as shown below, redeem all of your shares at the end of those periods. The example also assumes that:
•
Your investment has a 5% return each year
•
The Fund’s operating expenses remain the same
•
You reinvest all dividends and distributions.
Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Share Classes	Year 1	Year 3	Year 5	Year 10
A	$672	$931	$1,209	$2,000
C	$308	$643	$1,103	$2,379
I	$103	$322	$558	$1,236
R3	$165	$511	$881	$1,922
R4	$131	$409	$708	$1,556
R5	$104	$325	$563	$1,248
R6	$93	$290	$504	$1,120
Y	$103	$322	$558	$1,236
F	$93	$290	$504	$1,120
If you did not redeem your shares:

C	$208	$643	$1,103	$2,379
27

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the fiscal year ended October 31, 2023, the Fund’s portfolio turnover rate was 32% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the Fund invests at least 80% of its assets in the equity securities of health care-related companies worldwide as selected by the sub-adviser, Wellington Management Company LLP (“Wellington Management”). Wellington Management’s investment process focuses on stock selection through fundamental analysis. The Fund takes a broad approach to investing in the health care sector. The Fund may invest in health-related companies, including companies in the pharmaceuticals, biotechnology, medical delivery, medical products, medical services, managed health care, health information services and emerging health-related subsectors. The Fund’s assets will be allocated across the major subsectors of the health care sector, with some representation typically maintained in each major subsector. The Fund will normally invest at least 25% of its total assets, in the aggregate, in the following industries: pharmaceuticals and biotechnology, medical products and health services. The Fund will invest in securities of issuers located in a number of different countries throughout the world, one of which may be the United States; however, the Fund has no limit on the amount of assets that may be invested in each country. The Fund may invest in securities of companies of any market capitalization.
PRINCIPAL RISKS. The principal risks of investing in the Fund are described below. When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. As with any fund, there is no guarantee that the Fund will achieve its investment objective.
Market Risk –  Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Securities of a company may decline in value due to its financial prospects and activities, including certain operational impacts, such as data breaches and cybersecurity attacks. Securities may also decline in value due to general market and economic movements and trends, including adverse changes to credit markets, or as a result of other events such as geopolitical events, natural disasters, or widespread pandemics (such as COVID-19) or other adverse public health developments.
Healthcare Concentration Risk –  Developments affecting the healthcare sector, including the pharmaceuticals and biotechnology, medical products, and health services industries, may have a disproportionate impact on the Fund. The Fund’s focus on healthcare-related securities increases its exposure to the risks associated with the healthcare sector, including changes in laws or regulations, lawsuits and regulatory proceedings, changes in funding or subsidies, patent and intellectual property considerations, intense competition and rapid technological change, the long and costly process for obtaining product approval by government agencies, the potential for obsolescence, and the rising cost of medical products and services (especially for companies dependent upon a relatively limited number of products or services). The success of pharmaceutical companies is highly dependent on the development, procurement and marketing of drugs. Demand for biotechnology products and services may fluctuate due to unexpected events, including but not limited to global health crises like pandemics which could strain health care systems and alter health care needs. Health care providers may have difficulty obtaining staff to deliver services. As a result of the Fund’s focus on the healthcare sector, the Fund may be subject to increased price volatility and may be more susceptible to adverse developments than a fund that invests more widely.
Equity Risk –  The risk that the price of equity or equity related securities may decline due to changes in a company’s financial condition and overall market and economic conditions.
Mid Cap and Small Cap Securities Risk –  Investments in mid- and small-capitalization companies involve greater risks than investments in larger, more established companies. Many of these companies are young and have limited operating or business history. These securities may be subject to more abrupt or erratic price movements and may lack sufficient market liquidity, and these issuers often face greater business risks, including the risk of bankruptcy.
Large Cap Securities Risk –  The securities of large market capitalization companies may underperform other segments of the market because such companies may be less responsive to competitive challenges and opportunities and may be unable to attain high growth rates during periods of economic expansion.
28

Active Investment Management Risk –  The risk that, if the sub-adviser’s investment strategy does not perform as expected, the Fund could underperform its peers or lose money. Although the sub-adviser considers several factors when making investment decisions, the sub-adviser may not evaluate every factor prior to investing in a company or issuer, and the sub-adviser may determine that certain factors are more significant than others.
Foreign Investments Risk –  Investments in foreign securities may be riskier, more volatile, and less liquid than investments in U.S. securities. Differences between the U.S. and foreign regulatory regimes and securities markets, including the less stringent investor protection, less stringent accounting, corporate governance, financial reporting and disclosure standards of some foreign markets, as well as political and economic developments in foreign countries and regions and the U.S. (including the imposition of sanctions, tariffs, or other governmental restrictions), may affect the value of the Fund’s investments in foreign securities. Changes in currency exchange rates may also adversely affect the Fund’s foreign investments.
Emerging Markets Risk –  The risks related to investing in foreign securities are generally greater with respect to investments in companies that conduct their principal business activities in emerging markets or whose securities are traded principally on exchanges in emerging markets. The risks of investing in emerging markets include risks of illiquidity, increased price volatility, smaller market capitalizations, less government regulation and oversight, less extensive and less frequent accounting, financial, auditing and other reporting requirements, significant delays in settlement of trades, risk of loss resulting from problems in share registration and custody and substantial economic and political disruptions. In addition, the imposition of exchange controls (including repatriation restrictions), sanctions, confiscations, trade restrictions (including tariffs) and other government restrictions by the United States and other governments may also result in losses. Frontier markets are those emerging markets that are considered to be among the smallest, least mature and least liquid, and as a result, the risks of investing in emerging markets are magnified in frontier markets.
Currency Risk –  The risk that the value of the Fund’s investments in foreign securities or currencies will be affected by the value of the applicable currency relative to the U.S. dollar. When the Fund sells a foreign currency or foreign currency denominated security, its value may be worth less in U.S. dollars even if the investment increases in value in its local market. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk, as the revenue earned by issuers of these securities may also be affected by changes in the issuer’s local currency.
Large Shareholder Transaction Risk –  The Fund may experience adverse effects when certain large shareholders redeem or purchase large amounts of shares of the Fund. Such redemptions may cause the Fund to sell securities at times when it would not otherwise do so or borrow money (at a cost to the Fund), which may negatively impact the Fund’s performance and liquidity. Similarly, large purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs.
The Fund is subject to certain other risks. For more information regarding risks and investments, please see “Additional Information Regarding Investment Strategies and Risks” and “More Information About Risks” in the Fund’s statutory prospectus.
PAST PERFORMANCE. The performance information indicates the risks of investing in the Fund. Keep in mind that past performance does not indicate future results. Updated performance information is available at hartfordfunds.com. The returns in the bar chart and table:
•
Assume reinvestment of all dividends and distributions
•
Reflect fee waivers and/or expense limitation arrangements, if any. Absent any applicable fee waivers and/or expense limitation arrangements, performance would have been lower.
The bar chart:
•
Shows how the Fund’s total return has varied from year to year
•
Returns do not include sales charges. If sales charges were reflected, returns would have been lower
•
Shows the returns of Class A shares. Returns for the Fund’s other classes differ only to the extent that the classes do not have the same expenses.
29

Total returns by calendar year (excludes sales charges)

During the periods shown in the chart above:	Returns	Quarter Ended
Best Quarter Return	20.93%	June 30, 2020
Worst Quarter Return	-15.69%	December 31, 2018
Average Annual Total Returns. The table below shows returns for the Fund over time compared to those of two indices. The S&P Composite 1500 Health Care Index serves as the Fund’s performance index because the Fund’s investment manager believes it is more representative of the Fund’s investment strategy. The S&P 500 Index serves as the Fund’s regulatory index and provides a broad measure of market performance. After-tax returns, which are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes, are shown only for Class A shares and will vary for other classes. Actual after-tax returns, which depend on an investor’s particular tax situation, may differ from those shown and are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
Average annual total returns for periods ending December 31, 2023 (including sales charges)
Share Classes	1 Year	5 Years	10 Years
Class A – Return Before Taxes	-1.92%	9.23%	9.10%
– Return After Taxes on Distributions	-1.92%	7.71%	7.25%
– Return After Taxes on Distributions and Sale of Fund Shares	-1.14%	7.23%	7.03%
Share Classes (Return Before Taxes)
Class C	1.99%	9.63%	8.90%
Class I	4.06%	10.78%	10.02%
Class R3	3.43%	10.10%	9.36%
Class R4	3.76%	10.44%	9.70%
Class R5	4.02%	10.76%	10.01%
Class R6*	4.16%	10.88%	10.13%
Class Y	4.04%	10.79%	10.09%
Class F*	4.16%	10.88%	10.09%
S&P Composite 1500 Health Care Index (reflects no deduction for fees, expenses or taxes)	1.92%	11.24%	11.32%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	26.29%	15.69%	12.03%
*
Class R6 shares commenced operations on February 28, 2019 and performance prior to that date is that of the Fund’s Class Y shares. Class F shares commenced operations on February 28, 2017 and performance prior to that date is that of the Fund’s Class I shares. Performance prior to an inception date of a class has not been adjusted to reflect the operating expenses of such class.
30

MANAGEMENT. The Fund’s investment manager is Hartford Funds Management Company, LLC. The Fund’s sub-adviser is Wellington Management. The Fund is managed by a team of global industry analysts. Each member of the team manages a portion of the Fund based upon their specific areas of coverage within the health care sector. The allocations to each sub-sector are determined by the team with the S&P Composite 1500 Health Care Index sub-industry classifications providing a framework for such allocations.
Portfolio Manager	Title	Involved with Fund Since
Rebecca D. Sykes, CFA	Senior Managing Director and Global Industry Analyst	2007
Wen Shi, PhD, CFA	Managing Director and Global Industry Analyst	2015
David M. Khtikian, CFA	Managing Director and Global Industry Analyst	2013
Fayyaz Mujtaba	Managing Director and Global Industry Analyst	2013
PURCHASE AND SALE OF FUND SHARES. Not all share classes are available for all investors. Minimum investment amounts may be waived for certain accounts. Certain financial intermediaries may impose different restrictions than those described below.
Share Classes	Minimum Initial Investment	Minimum Subsequent Investment
Class A, Class C and Class I	$2,000 for all accounts except: $250, if establishing an Automatic Investment Plan (“AIP”), with recurring monthly investments of at least $50	$50
Class R3, Class R4, Class R5 and Class R6	No minimum initial investment	None
Class Y	$250,000 This requirement is waived when the shares are purchased through omnibus accounts (or similar types of accounts).	None
Class F	$1,000,000 This requirement is waived when the shares are purchased through omnibus accounts (or similar types of accounts).	None
For more information, please see the “How To Buy And Sell Shares” section of the Fund’s statutory prospectus.
You may sell your shares of the Fund on those days when the New York Stock Exchange is open, typically Monday through Friday. You may sell your shares through your financial intermediary. With respect to certain accounts, you may sell your shares on the web at hartfordfunds.com, by phone by calling 1-888-843-7824, by electronic funds transfer, or by wire. In certain circumstances you will need to write to Hartford Funds to request to sell your shares. For regular mail, please send the request to Hartford Funds, P.O. Box 219060, Kansas City, MO 64121-9060. For overnight mail, please send the request to Hartford Funds, 430 W 7th Street, Suite 219060, Kansas City, MO 64105-1407.
TAX INFORMATION. The Fund’s distributions are generally taxable, and may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES. If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial professional), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial professional to recommend the Fund over another investment. Ask your financial professional or visit your financial intermediary’s website for more information.
31

The Hartford MidCap Fund Summary Section
INVESTMENT OBJECTIVE. The Fund seeks long-term growth of capital.
YOUR EXPENSES. The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below. Please contact your financial intermediary for more information regarding whether you may be required to pay a brokerage commission or other fees. You may qualify for sales charge discounts for Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in certain classes of Hartford mutual funds or in The Hartford® SMART529® College Savings Plan. More information about these and other discounts is available from your financial professional and in the “How Sales Charges Are Calculated” section beginning on page 85 of the Fund’s statutory prospectus. Descriptions of any financial intermediary specific sales charge waivers and discounts are set forth in Appendix A to the statutory prospectus.
Shareholder Fees (fees paid directly from your investment):
Share Classes	A	C	I	R3	R4	R5	R6	Y	F
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.50%	None	None	None	None	None	None	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is less)	None(1)	1.00%	None	None	None	None	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Share Classes	A	C	I	R3	R4	R5	R6	Y	F
Management fees	0.71%	0.71%	0.71%	0.71%	0.71%	0.71%	0.71%	0.71%	0.71%
Distribution and service (12b-1) fees	0.25%	1.00%	None	0.50%	0.25%	None	None	None	None
Other expenses	0.15%	0.17%	0.12%	0.25%	0.20%	0.13%	0.04%	0.14%	0.04%
Total annual fund operating expenses	1.11%	1.88%	0.83%	1.46%	1.16%	0.84%	0.75%	0.85%	0.75%
(1)
Investments of $1 million or more will not be subject to a front-end sales charge, but may be subject to a 1.00% contingent deferred sales charge.
Example. The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then, except as shown below, redeem all of your shares at the end of those periods. The example also assumes that:
•
Your investment has a 5% return each year
•
The Fund’s operating expenses remain the same
•
You reinvest all dividends and distributions.
Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Share Classes	Year 1	Year 3	Year 5	Year 10
A	$657	$883	$1,128	$1,827
C	$291	$591	$1,016	$2,201
I	$85	$265	$460	$1,025
R3	$149	$462	$797	$1,746
R4	$118	$368	$638	$1,409
R5	$86	$268	$466	$1,037
R6	$77	$240	$417	$930
Y	$87	$271	$471	$1,049
F	$77	$240	$417	$930
If you did not redeem your shares:

C	$191	$591	$1,016	$2,201
32

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the fiscal year ended October 31, 2023, the Fund’s portfolio turnover rate was 35% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGY. The Fund seeks its investment objective by investing primarily in stocks selected by the sub-adviser, Wellington Management Company LLP (“Wellington Management”), on the basis of potential for capital appreciation. Under normal circumstances, the Fund invests at least 80% of its assets in common stocks of mid-capitalization companies. Wellington Management favors companies that it believes are high-quality. The key characteristics of high-quality companies include a leadership position within an industry, a strong balance sheet, a high return on equity, and/or a strong management team. Wellington Management uses fundamental analysis to evaluate a security for purchase or sale by the Fund. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures and indicators of value. Wellington Management also may consider financially material environmental, social, and/or governance (“ESG”) characteristics (where available for a company) to assess the risk and return potential of a company. The Fund’s portfolio seeks to be diversified across the sectors included in the S&P MidCap 400 Index. The amount the Fund invests in any one sector may vary and the Fund is not required to invest in all sectors. Based on market or economic conditions, the Fund may, through its normal bottom-up stock selection process, focus in one or more sectors of the market.
The Fund defines mid-capitalization companies as companies with market capitalizations within the collective range of the Russell Midcap and S&P MidCap 400 Indices. As of December 31, 2023, this range was approximately $270.19 million to $73.29 billion. The market capitalization range of these indices changes over time.
PRINCIPAL RISKS. The principal risks of investing in the Fund are described below. When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. As with any fund, there is no guarantee that the Fund will achieve its investment objective.
Market Risk –  Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Securities of a company may decline in value due to its financial prospects and activities, including certain operational impacts, such as data breaches and cybersecurity attacks. Securities may also decline in value due to general market and economic movements and trends, including adverse changes to credit markets, or as a result of other events such as geopolitical events, natural disasters, or widespread pandemics (such as COVID-19) or other adverse public health developments.
Equity Risk –  The risk that the price of equity or equity related securities may decline due to changes in a company’s financial condition and overall market and economic conditions.
Mid-Cap Securities Risk –  The securities of mid-capitalization companies generally trade in lower volumes and are generally subject to greater and less predictable price changes than the securities of larger capitalization companies.
Active Investment Management Risk –  The risk that, if the sub-adviser’s investment strategy does not perform as expected, the Fund could underperform its peers or lose money. Although the sub-adviser considers several factors when making investment decisions, the sub-adviser may not evaluate every factor prior to investing in a company or issuer, and the sub-adviser may determine that certain factors are more significant than others.
Sector Risk –  To the extent the Fund invests more heavily in a particular sector or sectors, its performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors may be more volatile, and may perform differently, from the broader market.
ESG Integration Risk –  Integrating financially material ESG analysis into the investment process carries the risk that the Fund may perform differently from funds that do not integrate ESG into their analysis, or funds that evaluate different ESG characteristics. ESG characteristics are one of several factors that may be considered and as a result, the Fund’s investments may not have favorable ESG characteristics or high ESG ratings.
33

Large Shareholder Transaction Risk –  The Fund may experience adverse effects when certain large shareholders redeem or purchase large amounts of shares of the Fund. Such redemptions may cause the Fund to sell securities at times when it would not otherwise do so or borrow money (at a cost to the Fund), which may negatively impact the Fund’s performance and liquidity. Similarly, large purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs.
The Fund is subject to certain other risks. For more information regarding risks and investments, please see “Additional Information Regarding Investment Strategies and Risks” and “More Information About Risks” in the Fund’s statutory prospectus.
PAST PERFORMANCE. The performance information indicates the risks of investing in the Fund. Keep in mind that past performance does not indicate future results. Updated performance information is available at hartfordfunds.com. The returns in the bar chart and table:
•
Assume reinvestment of all dividends and distributions
•
Reflect fee waivers and/or expense limitation arrangements, if any. Absent any applicable fee waivers and/or expense limitation arrangements, performance would have been lower.
The bar chart:
•
Shows how the Fund’s total return has varied from year to year
•
Returns do not include sales charges. If sales charges were reflected, returns would have been lower
•
Shows the returns of Class A shares. Returns for the Fund’s other classes differ only to the extent that the classes do not have the same expenses.
Total returns by calendar year (excludes sales charges)

During the periods shown in the chart above:	Returns	Quarter Ended
Best Quarter Return	26.20%	December 31, 2020
Worst Quarter Return	-24.25%	March 31, 2020
Average Annual Total Returns. The table below shows returns for the Fund over time compared to those of three indices. The S&P MidCap 400 Index serves as the Fund’s performance index because the Fund’s investment manager believes it is more representative of the Fund’s investment strategy. The Russell Midcap Growth Index serves as the Fund’s secondary performance index. The Russell 3000 Index serves as the Fund’s regulatory index and provides a broad measure of market performance. After-tax returns, which are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes, are shown only for Class A shares and will vary for other classes. Actual after-tax returns, which depend on an investor’s particular tax situation, may differ from those shown and are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
34

Average annual total returns for periods ending December 31, 2023 (including sales charges)
Share Classes	1 Year	5 Years	10 Years
Class A – Return Before Taxes	8.10%	8.12%	7.78%
– Return After Taxes on Distributions	7.48%	6.10%	5.81%
– Return After Taxes on Distributions and Sale of Fund Shares	5.19%	6.39%	5.98%
Share Classes (Return Before Taxes)
Class C	12.55%	8.53%	7.59%
Class I	14.74%	9.62%	8.66%
Class R3	13.97%	8.96%	8.02%
Class R4	14.37%	9.30%	8.36%
Class R5	14.69%	9.63%	8.68%
Class R6*	14.77%	9.73%	8.79%
Class Y	14.69%	9.68%	8.76%
Class F*	14.79%	9.74%	8.74%
S&P MidCap 400 Index (reflects no deduction for fees, expenses or taxes)	16.44%	12.62%	9.27%
Russell Midcap Growth Index (reflects no deduction for fees, expenses or taxes)	25.87%	13.81%	10.57%
Russell 3000 Index (reflects no deduction for fees, expenses or taxes)	25.96%	15.16%	11.48%
*
Class R6 shares commenced operations on November 7, 2014 and performance prior to that date is that of the Fund’s Class Y shares. Class F shares commenced operations on February 28, 2017 and performance prior to that date is that of the Fund’s Class I shares. Performance prior to an inception date of a class has not been adjusted to reflect the operating expenses of such class.
MANAGEMENT. The Fund’s investment manager is Hartford Funds Management Company, LLC. The Fund’s sub-adviser is Wellington Management.
Portfolio Manager	Title	Involved with Fund Since
Philip W. Ruedi, CFA	Senior Managing Director and Equity Portfolio Manager	2004
Mark A. Whitaker, CFA	Senior Managing Director and Equity Portfolio Manager	2004
PURCHASE AND SALE OF FUND SHARES. Not all share classes are available for all investors. Minimum investment amounts may be waived for certain accounts. Certain financial intermediaries may impose different restrictions than those described below.
Share Classes	Minimum Initial Investment	Minimum Subsequent Investment
Class A, Class C and Class I	$2,000 for all accounts except: $250, if establishing an Automatic Investment Plan (“AIP”), with recurring monthly investments of at least $50	$50
Class R3, Class R4, Class R5 and Class R6	No minimum initial investment	None
Class Y	$250,000 This requirement is waived when the shares are purchased through omnibus accounts (or similar types of accounts).	None
Class F	$1,000,000 This requirement is waived when the shares are purchased through omnibus accounts (or similar types of accounts).	None
For more information, please see the “How To Buy And Sell Shares” section of the Fund’s statutory prospectus.
You may sell your shares of the Fund on those days when the New York Stock Exchange is open, typically Monday through Friday. You may sell your shares through your financial intermediary. With respect to certain accounts, you may sell your shares on the web at hartfordfunds.com, by phone by calling 1-888-843-7824, by electronic funds transfer, or by wire. In certain circumstances you will need to write to Hartford Funds to request to sell your shares. For regular mail, please send the request to Hartford Funds, P.O. Box 219060, Kansas City, MO 64121-9060. For overnight mail, please send the request to Hartford Funds, 430 W 7th Street, Suite 219060, Kansas City, MO 64105-1407.
35

TAX INFORMATION. The Fund’s distributions are generally taxable, and may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES. If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial professional), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial professional to recommend the Fund over another investment. Ask your financial professional or visit your financial intermediary’s website for more information.
36

The Hartford MidCap Value Fund Summary Section
INVESTMENT OBJECTIVE. The Fund seeks long-term capital appreciation.
YOUR EXPENSES. The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below. Please contact your financial intermediary for more information regarding whether you may be required to pay a brokerage commission or other fees. You may qualify for sales charge discounts for Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in certain classes of Hartford mutual funds or in The Hartford® SMART529® College Savings Plan. More information about these and other discounts is available from your financial professional and in the “How Sales Charges Are Calculated” section beginning on page 85 of the Fund’s statutory prospectus. Descriptions of any financial intermediary specific sales charge waivers and discounts are set forth in Appendix A to the statutory prospectus.
Shareholder Fees (fees paid directly from your investment):
Share Classes	A	C	I	R3	R4	R5	R6	Y	F
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.50%	None	None	None	None	None	None	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is less)	None(1)	1.00%	None	None	None	None	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Share Classes	A	C	I	R3	R4	R5	R6	Y	F
Management fees	0.70%	0.70%	0.70%	0.70%	0.70%	0.70%	0.70%	0.70%	0.70%
Distribution and service (12b-1) fees	0.25%	1.00%	None	0.50%	0.25%	None	None	None	None
Other expenses	0.21%	0.24%	0.16%	0.28%	0.23%	0.18%	0.07%	0.17%	0.06%
Total annual fund operating expenses	1.16%	1.94%	0.86%	1.48%	1.18%	0.88%	0.77%	0.87%	0.76%
(1)
Investments of $1 million or more will not be subject to a front-end sales charge, but may be subject to a 1.00% contingent deferred sales charge.
Example. The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then, except as shown below, redeem all of your shares at the end of those periods. The example also assumes that:
•
Your investment has a 5% return each year
•
The Fund’s operating expenses remain the same
•
You reinvest all dividends and distributions.
Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Share Classes	Year 1	Year 3	Year 5	Year 10
A	$662	$898	$1,153	$1,881
C	$297	$609	$1,047	$2,264
I	$88	$274	$477	$1,061
R3	$151	$468	$808	$1,768
R4	$120	$375	$649	$1,432
R5	$90	$281	$488	$1,084
R6	$79	$246	$428	$954
Y	$89	$278	$482	$1,073
F	$78	$243	$422	$942
If you did not redeem your shares:

C	$197	$609	$1,047	$2,264
37

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the fiscal year ended October 31, 2023, the Fund’s portfolio turnover rate was 84% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the Fund seeks to achieve its investment objective by investing at least 80% of its assets in mid-capitalization companies, focusing on securities that the sub-adviser, Wellington Management Company LLP (“Wellington Management”), believes are undervalued in the marketplace. The Fund’s investment strategy employs a contrarian approach to stock selection. The approach uses extensive research to seek to identify companies whose fundamentals are not adequately reflected in the market price of their securities. The Fund defines mid-capitalization companies as companies with market capitalizations within the collective range of the Russell Midcap and S&P MidCap 400 Indices. As of December 31, 2023, this range was approximately $270.19 million to $73.29 billion. The market capitalization range of these indices changes over time. The Fund may invest up to 15% of its net assets in securities of foreign issuers and non-dollar securities. Based on market or economic conditions, the Fund may, through its normal bottom-up stock selection process, focus in one or more sectors of the market.
PRINCIPAL RISKS. The principal risks of investing in the Fund are described below. When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. As with any fund, there is no guarantee that the Fund will achieve its investment objective.
Market Risk –  Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Securities of a company may decline in value due to its financial prospects and activities, including certain operational impacts, such as data breaches and cybersecurity attacks. Securities may also decline in value due to general market and economic movements and trends, including adverse changes to credit markets, or as a result of other events such as geopolitical events, natural disasters, or widespread pandemics (such as COVID-19) or other adverse public health developments.
Equity Risk –  The risk that the price of equity or equity related securities may decline due to changes in a company’s financial condition and overall market and economic conditions.
Mid-Cap Securities Risk –  The securities of mid-capitalization companies generally trade in lower volumes and are generally subject to greater and less predictable price changes than the securities of larger capitalization companies.
Value Investing Style Risk –  Using a value investing style to select investments involves special risks, particularly if it is used as part of a “contrarian” approach to evaluating companies. Overlooked or otherwise undervalued securities entail a significant risk of never attaining their potential value or may even be overpriced. Also, the value investing style may over time go in and out of favor. At times when the value investing style is out of favor, the Fund may underperform other equity funds that use different investing styles. “Value” securities can be undervalued by the market for long periods of time.
Active Investment Management Risk –  The risk that, if the sub-adviser’s investment strategy does not perform as expected, the Fund could underperform its peers or lose money. Although the sub-adviser considers several factors when making investment decisions, the sub-adviser may not evaluate every factor prior to investing in a company or issuer, and the sub-adviser may determine that certain factors are more significant than others.
Foreign Investments Risk –  Investments in foreign securities may be riskier, more volatile, and less liquid than investments in U.S. securities. Differences between the U.S. and foreign regulatory regimes and securities markets, including the less stringent investor protection, less stringent accounting, corporate governance, financial reporting and disclosure standards of some foreign markets, as well as political and economic developments in foreign countries and regions and the U.S. (including the imposition of sanctions, tariffs, or other governmental restrictions), may affect the value of the Fund’s investments in foreign securities. Changes in currency exchange rates may also adversely affect the Fund’s foreign investments.
38

Currency Risk –  The risk that the value of the Fund’s investments in foreign securities or currencies will be affected by the value of the applicable currency relative to the U.S. dollar. When the Fund sells a foreign currency or foreign currency denominated security, its value may be worth less in U.S. dollars even if the investment increases in value in its local market. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk, as the revenue earned by issuers of these securities may also be affected by changes in the issuer’s local currency.
Sector Risk –  To the extent the Fund invests more heavily in a particular sector or sectors, its performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors may be more volatile, and may perform differently, from the broader market.
Large Shareholder Transaction Risk –  The Fund may experience adverse effects when certain large shareholders redeem or purchase large amounts of shares of the Fund. Such redemptions may cause the Fund to sell securities at times when it would not otherwise do so or borrow money (at a cost to the Fund), which may negatively impact the Fund’s performance and liquidity. Similarly, large purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs.
The Fund is subject to certain other risks. For more information regarding risks and investments, please see “Additional Information Regarding Investment Strategies and Risks” and “More Information About Risks” in the Fund’s statutory prospectus.
PAST PERFORMANCE. The performance information indicates the risks of investing in the Fund. Keep in mind that past performance does not indicate future results. Updated performance information is available at hartfordfunds.com. The returns in the bar chart and table:
•
Assume reinvestment of all dividends and distributions
•
Reflect fee waivers and/or expense limitation arrangements, if any. Absent any applicable fee waivers and/or expense limitation arrangements, performance would have been lower.
The bar chart:
•
Shows how the Fund’s total return has varied from year to year
•
Returns do not include sales charges. If sales charges were reflected, returns would have been lower
•
Shows the returns of Class A shares. Returns for the Fund’s other classes differ only to the extent that the classes do not have the same expenses.
Total returns by calendar year (excludes sales charges)

During the periods shown in the chart above:	Returns	Quarter Ended
Best Quarter Return	24.21%	December 31, 2020
Worst Quarter Return	-31.37%	March 31, 2020
Average Annual Total Returns. The table below shows returns for the Fund over time compared to those of two indices. The Russell Midcap Value Index serves as the Fund’s performance index because the Fund’s investment manager believes it is more representative of the Fund’s investment strategy. The Russell 3000 Index serves as the Fund’s regulatory index and provides a broad measure of market performance. After-tax returns, which are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes,
39

are shown only for Class A shares and will vary for other classes. Actual after-tax returns, which depend on an investor’s particular tax situation, may differ from those shown and are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
Average annual total returns for periods ending December 31, 2023 (including sales charges)
Share Classes	1 Year	5 Years	10 Years
Class A – Return Before Taxes	9.49%	10.93%	6.76%
– Return After Taxes on Distributions	7.20%	9.35%	4.97%
– Return After Taxes on Distributions and Sale of Fund Shares	6.30%	8.41%	4.95%
Share Classes (Return Before Taxes)
Class C	13.87%	11.32%	6.56%
Class I	16.15%	12.55%	7.69%
Class R3	15.38%	11.86%	7.06%
Class R4	15.75%	12.20%	7.38%
Class R5	16.11%	12.52%	7.70%
Class R6*	16.27%	12.66%	7.78%
Class Y	16.12%	12.56%	7.76%
Class F*	16.27%	12.65%	7.77%
Russell Midcap Value Index (reflects no deduction for fees, expenses or taxes)	12.71%	11.16%	8.26%
Russell 3000 Index (reflects no deduction for fees, expenses or taxes)	25.96%	15.16%	11.48%
*
Class R6 shares commenced operations on June 22, 2022 and performance for Class R6 shares prior to this date reflects the performance of Class F shares from February 28, 2017 through June 21, 2022 and Class I shares prior to February 28, 2017. Class F shares commenced operations on February 28, 2017 and performance for Class F shares prior to February 28, 2017 reflects the performance of Class I shares. Performance prior to an inception date of a class has not been adjusted to reflect the operating expenses of such class.
MANAGEMENT. The Fund’s investment manager is Hartford Funds Management Company, LLC. The Fund’s sub-adviser is Wellington Management.
Portfolio Manager	Title	Involved with Fund Since
Gregory J. Garabedian	Senior Managing Director and Equity Portfolio Manager	2006
Mark S. Goodman, CFA	Managing Director and Equity Research Analyst	2019
PURCHASE AND SALE OF FUND SHARES. Not all share classes are available for all investors. Minimum investment amounts may be waived for certain accounts. Certain financial intermediaries may impose different restrictions than those described below.
Share Classes	Minimum Initial Investment	Minimum Subsequent Investment
Class A, Class C and Class I	$2,000 for all accounts except: $250, if establishing an Automatic Investment Plan (“AIP”), with recurring monthly investments of at least $50	$50
Class R3, Class R4, Class R5 and Class R6	No minimum initial investment	None
Class Y	$250,000 This requirement is waived when the shares are purchased through omnibus accounts (or similar types of accounts).	None
Class F	$1,000,000 This requirement is waived when the shares are purchased through omnibus accounts (or similar types of accounts).	None
For more information, please see the “How To Buy And Sell Shares” section of the Fund’s statutory prospectus.
You may sell your shares of the Fund on those days when the New York Stock Exchange is open, typically Monday through Friday. You may sell your shares through your financial intermediary. With respect to certain accounts, you may sell your shares on the web at hartfordfunds.com, by phone by calling 1-888-843-7824, by electronic funds
40

transfer, or by wire. In certain circumstances you will need to write to Hartford Funds to request to sell your shares. For regular mail, please send the request to Hartford Funds, P.O. Box 219060, Kansas City, MO 64121-9060. For overnight mail, please send the request to Hartford Funds, 430 W 7th Street, Suite 219060, Kansas City, MO 64105-1407.
TAX INFORMATION. The Fund’s distributions are generally taxable, and may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES. If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial professional), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial professional to recommend the Fund over another investment. Ask your financial professional or visit your financial intermediary’s website for more information.
41

The Hartford Small Cap Growth Fund Summary Section
INVESTMENT OBJECTIVE. The Fund seeks long-term capital appreciation.
YOUR EXPENSES. The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below. Please contact your financial intermediary for more information regarding whether you may be required to pay a brokerage commission or other fees. You may qualify for sales charge discounts for Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in certain classes of Hartford mutual funds or in The Hartford® SMART529® College Savings Plan. More information about these and other discounts is available from your financial professional and in the “How Sales Charges Are Calculated” section beginning on page 85 of the Fund’s statutory prospectus. Descriptions of any financial intermediary specific sales charge waivers and discounts are set forth in Appendix A to the statutory prospectus.
Shareholder Fees (fees paid directly from your investment):
Share Classes	A	C	I	R3	R4	R5	R6	Y	F
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.50%	None	None	None	None	None	None	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is less)	None(1)	1.00%	None	None	None	None	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Share Classes	A	C	I	R3	R4	R5	R6	Y	F
Management fees	0.78%	0.78%	0.78%	0.78%	0.78%	0.78%	0.78%	0.78%	0.78%
Distribution and service (12b-1) fees	0.25%	1.00%	None	0.50%	0.25%	None	None	None	None
Other expenses	0.29%	0.32%	0.16%	0.29%	0.24%	0.15%	0.07%	0.18%	0.07%
Total annual fund operating expenses	1.32%	2.10%	0.94%	1.57%	1.27%	0.93%	0.85%	0.96%	0.85%
Fee waiver and/or expense reimbursement(2)	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.04%	0.00%
Total annual fund operating expenses after fee waiver and/or expense reimbursement(2)	1.32%	2.10%	0.94%	1.57%	1.27%	0.93%	0.85%	0.92%	0.85%
(1)
Investments of $1 million or more will not be subject to a front-end sales charge, but may be subject to a 1.00% contingent deferred sales charge.
(2)
Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent, has contractually agreed to waive its transfer agency fee and/or reimburse transfer agency-related expenses to the extent necessary to limit the transfer agency fee for Class Y as follows: 0.07%. This contractual arrangement will remain in effect until February 28, 2025 unless the Board of Directors of The Hartford Mutual Funds II, Inc. approves its earlier termination.
Example. The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then, except as shown below, redeem all of your shares at the end of those periods. The example also assumes that:
•
Your investment has a 5% return each year
•
The Fund’s operating expenses remain the same (except that the example reflects the fee waiver and/or expense reimbursement arrangement reflected in the table above for only the first year)
•
You reinvest all dividends and distributions.
42

Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Share Classes	Year 1	Year 3	Year 5	Year 10
A	$677	$945	$1,234	$2,053
C	$313	$658	$1,129	$2,431
I	$96	$300	$520	$1,155
R3	$160	$496	$855	$1,867
R4	$129	$403	$697	$1,534
R5	$95	$296	$515	$1,143
R6	$87	$271	$471	$1,049
Y	$94	$302	$527	$1,174
F	$87	$271	$471	$1,049
If you did not redeem your shares:

C	$213	$658	$1,129	$2,431
Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the fiscal year ended October 31, 2023, the Fund’s portfolio turnover rate was 53% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGY. The Fund seeks its investment objective by investing primarily in common stocks of small capitalization companies that the Fund’s sub-adviser, Wellington Management Company LLP (“Wellington Management”), believes have superior growth potential. Under normal circumstances, the Fund invests at least 80% of its assets in common stocks of small capitalization companies. Wellington Management uses fundamental research designed to identify issuers with improving quality metrics, business momentum and attractive relative valuations. The investment process is aided by a proprietary screening tool that helps to identify companies with these characteristics. Based on market or economic conditions, the Fund may, through its normal bottom-up stock selection process, focus in one or more sectors of the market.
The Fund defines small capitalization companies as companies with market capitalizations within the collective range of the Russell 2000 and S&P SmallCap 600 Indices. As of December 31, 2023, this range was approximately $10.11 million to $14.99 billion. The market capitalization range of these indices changes over time.
PRINCIPAL RISKS. The principal risks of investing in the Fund are described below. When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. As with any fund, there is no guarantee that the Fund will achieve its investment objective.
Market Risk –  Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Securities of a company may decline in value due to its financial prospects and activities, including certain operational impacts, such as data breaches and cybersecurity attacks. Securities may also decline in value due to general market and economic movements and trends, including adverse changes to credit markets, or as a result of other events such as geopolitical events, natural disasters, or widespread pandemics (such as COVID-19) or other adverse public health developments.
Equity Risk –  The risk that the price of equity or equity related securities may decline due to changes in a company’s financial condition and overall market and economic conditions.
Small Cap Securities Risk –  Investments in small capitalization companies involve greater risks than investments in larger, more established companies. Many of these companies are young and have limited operating or business history. These securities may be subject to more abrupt or erratic price movements and may lack sufficient market liquidity, and these issuers often face greater business risks, including the risk of bankruptcy.
Growth Investing Style Risk –  If the sub-adviser incorrectly assesses a company’s prospects for growth or how other investors will value the company’s growth, then the price of the company’s stock may decrease, or may not increase to the level anticipated by the sub-adviser. In addition, growth stocks may be more volatile than other stocks because they
43

are more sensitive to investors’ perceptions of the issuing company’s growth potential. Also, the growth investing style may over time go in and out of favor. At times when the investing style used by the Fund is out of favor, the Fund may underperform other equity funds that use different investing styles.
Active Investment Management Risk –  The risk that, if the sub-adviser’s investment strategy does not perform as expected, the Fund could underperform its peers or lose money. Although the sub-adviser considers several factors when making investment decisions, the sub-adviser may not evaluate every factor prior to investing in a company or issuer, and the sub-adviser may determine that certain factors are more significant than others.
Volatility Risk –  The Fund’s investments may fluctuate in value over a short period of time. This may cause the Fund’s net asset value per share to experience significant changes in value over short periods of time.
Sector Risk –  To the extent the Fund invests more heavily in a particular sector or sectors, its performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors may be more volatile, and may perform differently, from the broader market.
Large Shareholder Transaction Risk –  The Fund may experience adverse effects when certain large shareholders redeem or purchase large amounts of shares of the Fund. Such redemptions may cause the Fund to sell securities at times when it would not otherwise do so or borrow money (at a cost to the Fund), which may negatively impact the Fund’s performance and liquidity. Similarly, large purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs.
The Fund is subject to certain other risks. For more information regarding risks and investments, please see “Additional Information Regarding Investment Strategies and Risks” and “More Information About Risks” in the Fund’s statutory prospectus.
PAST PERFORMANCE. The performance information indicates the risks of investing in the Fund. Keep in mind that past performance does not indicate future results. Updated performance information is available at hartfordfunds.com. The returns in the bar chart and table:
•
Assume reinvestment of all dividends and distributions
•
Reflect fee waivers and/or expense limitation arrangements, if any. Absent any applicable fee waivers and/or expense limitation arrangements, performance would have been lower.
The bar chart:
•
Shows how the Fund’s total return has varied from year to year
•
Returns do not include sales charges. If sales charges were reflected, returns would have been lower
•
Shows the returns of Class A shares. Returns for the Fund’s other classes differ only to the extent that the classes do not have the same expenses.
Total returns by calendar year (excludes sales charges)

During the periods shown in the chart above:	Returns	Quarter Ended
Best Quarter Return	31.64%	December 31, 2020
Worst Quarter Return	-26.76%	March 31, 2020
44

Average Annual Total Returns. The table below shows returns for the Fund over time compared to those of two indices. The Russell 2000 Growth Index serves as the Fund’s performance index because the Fund’s investment manager believes it is more representative of the Fund’s investment strategy. The Russell 3000 Index serves as the Fund’s regulatory index and provides a broad measure of market performance. After-tax returns, which are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes, are shown only for Class A shares and will vary for other classes. Actual after-tax returns, which depend on an investor’s particular tax situation, may differ from those shown and are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
Average annual total returns for periods ending December 31, 2023 (including sales charges)
Share Classes	1 Year	5 Years	10 Years
Class A – Return Before Taxes	11.23%	7.75%	5.99%
– Return After Taxes on Distributions	10.28%	6.06%	3.99%
– Return After Taxes on Distributions and Sale of Fund Shares	7.24%	6.21%	4.45%
Share Classes (Return Before Taxes)
Class C	15.75%	8.19%	5.85%
Class I	18.11%	9.37%	6.95%
Class R3	17.37%	8.69%	6.31%
Class R4	17.72%	9.01%	6.64%
Class R5	18.10%	9.35%	6.97%
Class R6*	18.21%	9.46%	7.06%
Class Y	18.14%	9.40%	7.04%
Class F*	18.21%	9.46%	7.02%
Russell 2000 Growth Index (reflects no deduction for fees, expenses or taxes)	18.66%	9.22%	7.16%
Russell 3000 Index (reflects no deduction for fees, expenses or taxes)	25.96%	15.16%	11.48%
*
Class R6 shares commenced operations on November 7, 2014 and performance prior to that date is that of the Fund’s Class Y shares. Class F shares commenced operations on February 28, 2017 and performance prior to that date is that of the Fund’s Class I shares. Performance prior to an inception date of a class has not been adjusted to reflect the operating expenses of such class.
MANAGEMENT. The Fund’s investment manager is Hartford Funds Management Company, LLC. The Fund’s sub-adviser is Wellington Management.
Portfolio Manager	Title	Involved with Fund Since
David A. Siegle, CFA	Managing Director and Equity Portfolio Manager	2009
Douglas W. McLane, CFA	Senior Managing Director and Equity Portfolio Manager	2011
Mammen Chally, CFA*	Senior Managing Director and Equity Portfolio Manager	2009
*
Mammen Chally, CFA announced his plan to retire and withdraw from the partnership of Wellington Management’s parent company, and effective June 30, 2024, he will no longer serve as a portfolio manager for the Fund. Mr. Chally’s portfolio management responsibilities will transition to David A. Siegle, CFA in the months leading up to his departure.
45

PURCHASE AND SALE OF FUND SHARES. Not all share classes are available for all investors. Minimum investment amounts may be waived for certain accounts. Certain financial intermediaries may impose different restrictions than those described below.
Share Classes	Minimum Initial Investment	Minimum Subsequent Investment
Class A, Class C and Class I	$2,000 for all accounts except: $250, if establishing an Automatic Investment Plan (“AIP”), with recurring monthly investments of at least $50	$50
Class R3, Class R4, Class R5 and Class R6	No minimum initial investment	None
Class Y	$250,000 This requirement is waived when the shares are purchased through omnibus accounts (or similar types of accounts).	None
Class F	$1,000,000 This requirement is waived when the shares are purchased through omnibus accounts (or similar types of accounts).	None
For more information, please see the “How To Buy And Sell Shares” section of the Fund’s statutory prospectus.
You may sell your shares of the Fund on those days when the New York Stock Exchange is open, typically Monday through Friday. You may sell your shares through your financial intermediary. With respect to certain accounts, you may sell your shares on the web at hartfordfunds.com, by phone by calling 1-888-843-7824, by electronic funds transfer, or by wire. In certain circumstances you will need to write to Hartford Funds to request to sell your shares. For regular mail, please send the request to Hartford Funds, P.O. Box 219060, Kansas City, MO 64121-9060. For overnight mail, please send the request to Hartford Funds, 430 W 7th Street, Suite 219060, Kansas City, MO 64105-1407.
TAX INFORMATION. The Fund’s distributions are generally taxable, and may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES. If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial professional), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial professional to recommend the Fund over another investment. Ask your financial professional or visit your financial intermediary’s website for more information.
46

Hartford Small Cap Value Fund Summary Section
INVESTMENT OBJECTIVE. The Fund seeks long-term capital appreciation.
YOUR EXPENSES. The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below. Please contact your financial intermediary for more information regarding whether you may be required to pay a brokerage commission or other fees. You may qualify for sales charge discounts for Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in certain classes of Hartford mutual funds or in The Hartford® SMART529® College Savings Plan. More information about these and other discounts is available from your financial professional and in the “How Sales Charges Are Calculated” section beginning on page 85 of the Fund’s statutory prospectus. Descriptions of any financial intermediary specific sales charge waivers and discounts are set forth in Appendix A to the statutory prospectus.
Shareholder Fees (fees paid directly from your investment):
Share Classes	A	C	I	R3	R4	R5	R6	Y	F
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.50%	None	None	None	None	None	None	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is less)	None(1)	1.00%	None	None	None	None	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Share Classes	A	C	I	R3	R4	R5	R6	Y	F
Management fees	0.70%	0.70%	0.70%	0.70%	0.70%	0.70%	0.70%	0.70%	0.70%
Distribution and service (12b-1) fees	0.25%	1.00%	None	0.50%	0.25%	None	None	None	None
Other expenses	0.37%	0.42%	0.31%	0.39%	0.34%	0.29%	0.18%	0.28%	0.18%
Total annual fund operating expenses	1.32%	2.12%	1.01%	1.59%	1.29%	0.99%	0.88%	0.98%	0.88%
Fee waiver and/or expense reimbursement(2)	0.02%	0.07%	0.01%	0.09%	0.09%	0.09%	0.08%	0.13%	0.08%
Total annual fund operating expenses after fee waiver and/or expense reimbursement(2)	1.30%	2.05%	1.00%	1.50%	1.20%	0.90%	0.80%	0.85%	0.80%
(1)
Investments of $1 million or more will not be subject to a front-end sales charge, but may be subject to a 1.00% contingent deferred sales charge.
(2)
Hartford Funds Management Company, LLC (the “Investment Manager”) has contractually agreed to reimburse expenses (exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to limit total annual fund operating expenses as follows: 1.30% (Class A), 2.05% (Class C), 1.00% (Class I), 1.50% (Class R3), 1.20% (Class R4), 0.90% (Class R5), 0.80% (Class R6), 0.85% (Class Y) and 0.80% (Class F). This contractual arrangement will remain in effect until February 28, 2025 unless the Board of Directors of The Hartford Mutual Funds, Inc. approves its earlier termination.
Example. The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then, except as shown below, redeem all of your shares at the end of those periods. The example also assumes that:
•
Your investment has a 5% return each year
•
The Fund’s operating expenses remain the same (except that the example reflects the fee waiver and/or expense reimbursement arrangement reflected in the table above for only the first year)
•
You reinvest all dividends and distributions.
47

Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Share Classes	Year 1	Year 3	Year 5	Year 10
A	$675	$943	$1,232	$2,051
C	$308	$657	$1,133	$2,446
I	$102	$321	$557	$1,235
R3	$153	$493	$857	$1,882
R4	$122	$400	$699	$1,549
R5	$92	$306	$538	$1,205
R6	$82	$273	$480	$1,077
Y	$87	$299	$529	$1,190
F	$82	$273	$480	$1,077
If you did not redeem your shares:

C	$208	$657	$1,133	$2,446
Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the fiscal year ended October 31, 2023, the Fund’s portfolio turnover rate was 52% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the Fund invests at least 80% of its assets in common stocks of small capitalization companies. The Fund may invest up to 15% of its net assets in securities of foreign issuers and non-dollar securities. The Fund’s sub-adviser, Wellington Management Company LLP (“Wellington Management”), primarily invests in securities it believes are undervalued in the marketplace. Wellington Management’s investment process combines a proprietary, systematic screening process and bottom-up fundamental analysis. As part of its investment process, Wellington Management focuses on companies that it believes are high quality and demonstrate a commitment to capital returns. Based on market or economic conditions, the Fund may, through its normal bottom-up stock selection process, focus in one or more sectors of the market.
The Fund defines small capitalization companies as companies with a market capitalization within the range of the Russell 2000 Index. As of December 31, 2023, the market capitalization of companies included in the Russell 2000 Index ranged from approximately $10.11 million to $14.99 billion. The market capitalization range of this index changes over time.
PRINCIPAL RISKS. The principal risks of investing in the Fund are described below. When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. As with any fund, there is no guarantee that the Fund will achieve its investment objective.
Market Risk –  Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Securities of a company may decline in value due to its financial prospects and activities, including certain operational impacts, such as data breaches and cybersecurity attacks. Securities may also decline in value due to general market and economic movements and trends, including adverse changes to credit markets, or as a result of other events such as geopolitical events, natural disasters, or widespread pandemics (such as COVID-19) or other adverse public health developments.
Equity Risk –  The risk that the price of equity or equity related securities may decline due to changes in a company’s financial condition and overall market and economic conditions.
Small Cap Securities Risk –  Investments in small capitalization companies involve greater risks than investments in larger, more established companies. Many of these companies are young and have limited operating or business history. These securities may be subject to more abrupt or erratic price movements and may lack sufficient market liquidity, and these issuers often face greater business risks, including the risk of bankruptcy.
48

Active Investment Management Risk –  The risk that, if the sub-adviser’s investment strategy does not perform as expected, the Fund could underperform its peers or lose money. Although the sub-adviser considers several factors when making investment decisions, the sub-adviser may not evaluate every factor prior to investing in a company or issuer, and the sub-adviser may determine that certain factors are more significant than others.
Value Investing Style Risk –  Using a value investing style to select investments involves special risks. Overlooked or otherwise undervalued securities entail a significant risk of never attaining their potential value or may even be overpriced. Also, the value investing style may over time go in and out of favor. At times when the value investing style is out of favor, the Fund may underperform other equity funds that use different investing styles. “Value” securities can be undervalued by the market for long periods of time.
Volatility Risk –  The Fund’s investments may fluctuate in value over a short period of time. This may cause the Fund’s net asset value per share to experience significant changes in value over short periods of time.
Sector Risk –  To the extent the Fund invests more heavily in a particular sector or sectors, its performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors may be more volatile, and may perform differently, from the broader market.
Foreign Investments Risk –  Investments in foreign securities may be riskier, more volatile, and less liquid than investments in U.S. securities. Differences between the U.S. and foreign regulatory regimes and securities markets, including the less stringent investor protection, less stringent accounting, corporate governance, financial reporting and disclosure standards of some foreign markets, as well as political and economic developments in foreign countries and regions and the U.S. (including the imposition of sanctions, tariffs, or other governmental restrictions), may affect the value of the Fund’s investments in foreign securities. Changes in currency exchange rates may also adversely affect the Fund’s foreign investments.
Currency Risk –  The risk that the value of the Fund’s investments in foreign securities or currencies will be affected by the value of the applicable currency relative to the U.S. dollar. When the Fund sells a foreign currency or foreign currency denominated security, its value may be worth less in U.S. dollars even if the investment increases in value in its local market. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk, as the revenue earned by issuers of these securities may also be affected by changes in the issuer’s local currency.
Large Shareholder Transaction Risk –  The Fund may experience adverse effects when certain large shareholders redeem or purchase large amounts of shares of the Fund. Such redemptions may cause the Fund to sell securities at times when it would not otherwise do so or borrow money (at a cost to the Fund), which may negatively impact the Fund’s performance and liquidity. Similarly, large purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs.
The Fund is subject to certain other risks. For more information regarding risks and investments, please see “Additional Information Regarding Investment Strategies and Risks” and “More Information About Risks” in the Fund’s statutory prospectus.
PAST PERFORMANCE. The performance information indicates the risks of investing in the Fund. Keep in mind that past performance does not indicate future results. Updated performance information is available at hartfordfunds.com. The returns in the bar chart and table:
•
Assume reinvestment of all dividends and distributions
•
Include the Fund’s performance when it pursued different strategies prior to November 1, 2018
•
Reflect fee waivers and/or expense limitation arrangements, if any. Absent any applicable fee waivers and/or expense limitation arrangements, performance would have been lower.
The bar chart:
•
Shows how the Fund’s total return has varied from year to year
•
Returns do not include sales charges. If sales charges were reflected, returns would have been lower
•
Shows the returns of Class A shares. Returns for the Fund’s other classes differ only to the extent that the classes do not have the same expenses.
49

Total returns by calendar year (excludes sales charges)

During the periods shown in the chart above:	Returns	Quarter Ended
Best Quarter Return	35.22%	December 31, 2020
Worst Quarter Return	-37.66%	March 31, 2020
Average Annual Total Returns. The table below shows returns for the Fund over time compared to those of two indices. The Russell 2000 Value Index serves as the Fund’s performance index because the Fund’s investment manager believes it is more representative of the Fund’s investment strategy. The Russell 3000 Index serves as the Fund’s regulatory index and provides a broad measure of market performance. After-tax returns, which are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes, are shown only for Class A shares and will vary for other classes. Actual after-tax returns, which depend on an investor’s particular tax situation, may differ from those shown and are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. For more information regarding returns, see the “Performance Notes” section in the Fund’s statutory prospectus.
Average annual total returns for periods ending December 31, 2023 (including sales charges)
Share Classes	1 Year	5 Years	10 Years
Class A – Return Before Taxes	10.40%	9.76%	6.07%
– Return After Taxes on Distributions	9.37%	8.32%	4.11%
– Return After Taxes on Distributions and Sale of Fund Shares	6.50%	7.48%	4.32%
Share Classes (Return Before Taxes)
Class C	14.82%	10.17%	5.89%
Class I*	17.15%	11.37%	6.98%
Class R3	16.53%	10.84%	6.49%
Class R4	16.88%	11.11%	6.77%
Class R5	17.19%	11.44%	7.10%
Class R6*	17.31%	11.54%	7.18%
Class Y	17.29%	11.50%	7.15%
Class F*	17.42%	11.56%	7.09%
Russell 2000 Value Index (reflects no deduction for fees, expenses or taxes)	14.65%	10.00%	6.76%
Russell 3000 Index (reflects no deduction for fees, expenses or taxes)	25.96%	15.16%	11.48%
*
Class I shares commenced operations on March 31, 2015 and performance prior to that date is that of the Fund’s Class A shares (excluding sales charges). Class R6 shares commenced operations on February 28, 2018 and performance prior to that date is that of the Fund’s Class Y shares. Class F shares commenced operations on February 28, 2017. Performance for Class F shares prior to February 28, 2017 reflects the performance of Class I shares from March 31, 2015 through February 27, 2017 and Class A shares (excluding sales charges) prior to March 31, 2015. Performance prior to an inception date of a class has not been adjusted to reflect the operating expenses of such class.
MANAGEMENT. The Fund’s investment manager is Hartford Funds Management Company, LLC. The Fund’s sub-adviser is Wellington Management.
Portfolio Manager	Title	Involved with Fund Since
Sean Kammann	Senior Managing Director and Equity Portfolio Manager	2018
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PURCHASE AND SALE OF FUND SHARES. Not all share classes are available for all investors. Minimum investment amounts may be waived for certain accounts. Certain financial intermediaries may impose different restrictions than those described below.
Share Classes	Minimum Initial Investment	Minimum Subsequent Investment
Class A, Class C and Class I	$2,000 for all accounts except: $250, if establishing an Automatic Investment Plan (“AIP”), with recurring monthly investments of at least $50	$50
Class R3, Class R4, Class R5 and Class R6	No minimum initial investment	None
Class Y	$250,000 This requirement is waived when the shares are purchased through omnibus accounts (or similar types of accounts).	None
Class F	$1,000,000 This requirement is waived when the shares are purchased through omnibus accounts (or similar types of accounts).	None
For more information, please see the “How To Buy And Sell Shares” section of the Fund’s statutory prospectus.
You may sell your shares of the Fund on those days when the New York Stock Exchange is open, typically Monday through Friday. You may sell your shares through your financial intermediary. With respect to certain accounts, you may sell your shares on the web at hartfordfunds.com, by phone by calling 1-888-843-7824, by electronic funds transfer, or by wire. In certain circumstances you will need to write to Hartford Funds to request to sell your shares. For regular mail, please send the request to Hartford Funds, P.O. Box 219060, Kansas City, MO 64121-9060. For overnight mail, please send the request to Hartford Funds, 430 W 7th Street, Suite 219060, Kansas City, MO 64105-1407.
TAX INFORMATION. The Fund’s distributions are generally taxable, and may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES. If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial professional), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial professional to recommend the Fund over another investment. Ask your financial professional or visit your financial intermediary’s website for more information.
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The Hartford Small Company Fund Summary Section
INVESTMENT OBJECTIVE. The Fund seeks growth of capital.
YOUR EXPENSES. The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below. Please contact your financial intermediary for more information regarding whether you may be required to pay a brokerage commission or other fees. You may qualify for sales charge discounts for Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in certain classes of Hartford mutual funds or in The Hartford® SMART529® College Savings Plan. More information about these and other discounts is available from your financial professional and in the “How Sales Charges Are Calculated” section beginning on page 85 of the Fund’s statutory prospectus. Descriptions of any financial intermediary specific sales charge waivers and discounts are set forth in Appendix A to the statutory prospectus.
Shareholder Fees (fees paid directly from your investment):
Share Classes	A	C	I	R3	R4	R5	R6	Y	F
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.50%	None	None	None	None	None	None	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is less)	None(1)	1.00%	None	None	None	None	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Share Classes	A	C	I	R3	R4	R5	R6	Y	F
Management fees	0.81%	0.81%	0.81%	0.81%	0.81%	0.81%	0.81%	0.81%	0.81%
Distribution and service (12b-1) fees	0.25%	1.00%	None	0.50%	0.25%	None	None	None	None
Other expenses	0.25%	0.33%	0.19%	0.30%	0.25%	0.20%	0.08%	0.19%	0.08%
Total annual fund operating expenses	1.31%	2.14%	1.00%	1.61%	1.31%	1.01%	0.89%	1.00%	0.89%
(1)
Investments of $1 million or more will not be subject to a front-end sales charge, but may be subject to a 1.00% contingent deferred sales charge.
Example. The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then, except as shown below, redeem all of your shares at the end of those periods. The example also assumes that:
•
Your investment has a 5% return each year
•
The Fund’s operating expenses remain the same
•
You reinvest all dividends and distributions.
Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Share Classes	Year 1	Year 3	Year 5	Year 10
A	$676	$942	$1,229	$2,042
C	$317	$670	$1,149	$2,472
I	$102	$318	$552	$1,225
R3	$164	$508	$876	$1,911
R4	$133	$415	$718	$1,579
R5	$103	$322	$558	$1,236
R6	$91	$284	$493	$1,096
Y	$102	$318	$552	$1,225
F	$91	$284	$493	$1,096
If you did not redeem your shares:

C	$217	$670	$1,149	$2,472
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Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the fiscal year ended October 31, 2023, the Fund’s portfolio turnover rate was 48% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGY. The Fund seeks its investment objective by investing primarily in common stocks selected on the basis of potential for capital appreciation. Under normal circumstances, the Fund’s sub-adviser, Wellington Management Company LLP (“Wellington Management”), invests at least 80% of its assets in common stocks of small capitalization companies. The Fund may invest up to 20% of its net assets in securities of foreign issuers and non-dollar securities, and may trade securities actively. Based on market or economic conditions, the Fund may, through its normal bottom-up stock selection process, focus in one or more sectors of the market.
Wellington Management uses fundamental analysis to evaluate a security for purchase or sale by the Fund. As part of this analysis, Wellington Management evaluates a company across several dimensions, including an understanding of the sustainability and magnitude of growth, quality, valuation, and assessment of management quality. Wellington Management also may consider financially material environmental, social, and/or governance (“ESG”) characteristics (where available for a company) to assess the risk and return potential of a company.
The Fund defines small capitalization companies as companies with market capitalizations within the collective range of the Russell 2000 and S&P SmallCap 600 Indices. As of December 31, 2023, this range was approximately $10.11 million to $14.99 billion. The market capitalization range of these indices changes over time.
PRINCIPAL RISKS. The principal risks of investing in the Fund are described below. When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. As with any fund, there is no guarantee that the Fund will achieve its investment objective.
Market Risk –  Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Securities of a company may decline in value due to its financial prospects and activities, including certain operational impacts, such as data breaches and cybersecurity attacks. Securities may also decline in value due to general market and economic movements and trends, including adverse changes to credit markets, or as a result of other events such as geopolitical events, natural disasters, or widespread pandemics (such as COVID-19) or other adverse public health developments.
Equity Risk –  The risk that the price of equity or equity related securities may decline due to changes in a company’s financial condition and overall market and economic conditions.
Small Cap Securities Risk –  Investments in small capitalization companies involve greater risks than investments in larger, more established companies. Many of these companies are young and have limited operating or business history. These securities may be subject to more abrupt or erratic price movements and may lack sufficient market liquidity, and these issuers often face greater business risks, including the risk of bankruptcy.
Active Investment Management Risk –  The risk that, if the sub-adviser’s investment strategy does not perform as expected, the Fund could underperform its peers or lose money. Although the sub-adviser considers several factors when making investment decisions, the sub-adviser may not evaluate every factor prior to investing in a company or issuer, and the sub-adviser may determine that certain factors are more significant than others.
Growth Investing Style Risk –  If the sub-adviser incorrectly assesses a company’s prospects for growth or how other investors will value the company’s growth, then the price of the company’s stock may decrease, or may not increase to the level anticipated by the sub-adviser. In addition, growth stocks may be more volatile than other stocks because they are more sensitive to investors’ perceptions of the issuing company’s growth potential. Also, the growth investing style may over time go in and out of favor. At times when the investing style used by the Fund is out of favor, the Fund may underperform other equity funds that use different investing styles.
Foreign Investments Risk –  Investments in foreign securities may be riskier, more volatile, and less liquid than investments in U.S. securities. Differences between the U.S. and foreign regulatory regimes and securities markets, including the less stringent investor protection, less stringent accounting, corporate governance, financial reporting and disclosure standards of some foreign markets, as well as political and economic developments in foreign countries
53

and regions and the U.S. (including the imposition of sanctions, tariffs, or other governmental restrictions), may affect the value of the Fund’s investments in foreign securities. Changes in currency exchange rates may also adversely affect the Fund’s foreign investments.
Currency Risk –  The risk that the value of the Fund’s investments in foreign securities or currencies will be affected by the value of the applicable currency relative to the U.S. dollar. When the Fund sells a foreign currency or foreign currency denominated security, its value may be worth less in U.S. dollars even if the investment increases in value in its local market. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk, as the revenue earned by issuers of these securities may also be affected by changes in the issuer’s local currency.
Volatility Risk –  The Fund’s investments may fluctuate in value over a short period of time. This may cause the Fund’s net asset value per share to experience significant changes in value over short periods of time.
Sector Risk –  To the extent the Fund invests more heavily in a particular sector or sectors, its performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors may be more volatile, and may perform differently, from the broader market.
ESG Integration Risk –  Integrating financially material ESG analysis into the investment process carries the risk that the Fund may perform differently from funds that do not integrate ESG into their analysis, or funds that evaluate different ESG characteristics. ESG characteristics are one of several factors that may be considered and as a result, the Fund’s investments may not have favorable ESG characteristics or high ESG ratings.
Active Trading Risk –  Active trading could increase the Fund’s transaction costs and may increase your tax liability as compared to a fund with less active trading policies. These effects may adversely affect Fund performance.
Large Shareholder Transaction Risk –  The Fund may experience adverse effects when certain large shareholders redeem or purchase large amounts of shares of the Fund. Such redemptions may cause the Fund to sell securities at times when it would not otherwise do so or borrow money (at a cost to the Fund), which may negatively impact the Fund’s performance and liquidity. Similarly, large purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs.
The Fund is subject to certain other risks. For more information regarding risks and investments, please see “Additional Information Regarding Investment Strategies and Risks” and “More Information About Risks” in the Fund’s statutory prospectus.
PAST PERFORMANCE. The performance information indicates the risks of investing in the Fund. Keep in mind that past performance does not indicate future results. Updated performance information is available at hartfordfunds.com. The returns in the bar chart and table:
•
Assume reinvestment of all dividends and distributions
•
Reflect fee waivers and/or expense limitation arrangements, if any. Absent any applicable fee waivers and/or expense limitation arrangements, performance would have been lower.
The bar chart:
•
Shows how the Fund’s total return has varied from year to year
•
Returns do not include sales charges. If sales charges were reflected, returns would have been lower
•
Shows the returns of Class A shares. Returns for the Fund’s other classes differ only to the extent that the classes do not have the same expenses.
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Total returns by calendar year (excludes sales charges)

During the periods shown in the chart above:	Returns	Quarter Ended
Best Quarter Return	38.05%	June 30, 2020
Worst Quarter Return	-24.18%	March 31, 2020
Average Annual Total Returns. The table below shows returns for the Fund over time compared to those of two indices. The Russell 2000 Growth Index serves as the Fund’s performance index because the Fund’s investment manager believes it is more representative of the Fund’s investment strategy. The Russell 3000 Index serves as the Fund’s regulatory index and provides a broad measure of market performance. After-tax returns, which are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes, are shown only for Class A shares and will vary for other classes. Actual after-tax returns, which depend on an investor’s particular tax situation, may differ from those shown and are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
Average annual total returns for periods ending December 31, 2023 (including sales charges)
Share Classes	1 Year	5 Years	10 Years
Class A – Return Before Taxes	9.66%	9.81%	6.60%
– Return After Taxes on Distributions	9.66%	7.44%	4.05%
– Return After Taxes on Distributions and Sale of Fund Shares	5.72%	7.62%	4.66%
Share Classes (Return Before Taxes)
Class C	14.05%	10.14%	6.37%
Class I	16.44%	11.39%	7.49%
Class R3	15.71%	10.74%	6.95%
Class R4	16.06%	11.08%	7.27%
Class R5	16.43%	11.42%	7.59%
Class R6*	16.55%	11.51%	7.68%
Class Y	16.35%	11.41%	7.63%
Class F*	16.53%	11.51%	7.59%
Russell 2000 Growth Index (reflects no deduction for fees, expenses or taxes)	18.66%	9.22%	7.16%
Russell 3000 Index (reflects no deduction for fees, expenses or taxes)	25.96%	15.16%	11.48%
*
Class R6 shares commenced operations on November 7, 2014 and performance prior to that date reflects Class Y shares’ performance. Class F shares commenced operations on February 28, 2017 and performance prior to that date is that of the Fund’s Class I shares. Performance prior to an inception date of a class has not been adjusted to reflect the operating expenses of such class.
MANAGEMENT. The Fund’s investment manager is Hartford Funds Management Company, LLC. The Fund’s sub-adviser is Wellington Management.
Portfolio Manager	Title	Involved with Fund Since
Ranjit Ramachandran, CFA	Managing Director and Equity Portfolio Manager	2014
55

PURCHASE AND SALE OF FUND SHARES. Not all share classes are available for all investors. Minimum investment amounts may be waived for certain accounts. Certain financial intermediaries may impose different restrictions than those described below.
Share Classes	Minimum Initial Investment	Minimum Subsequent Investment
Class A, Class C and Class I	$2,000 for all accounts except: $250, if establishing an Automatic Investment Plan (“AIP”), with recurring monthly investments of at least $50	$50
Class R3, Class R4, Class R5 and Class R6	No minimum initial investment	None
Class Y	$250,000 This requirement is waived when the shares are purchased through omnibus accounts (or similar types of accounts).	None
Class F	$1,000,000 This requirement is waived when the shares are purchased through omnibus accounts (or similar types of accounts).	None
For more information, please see the “How To Buy And Sell Shares” section of the Fund’s statutory prospectus.
You may sell your shares of the Fund on those days when the New York Stock Exchange is open, typically Monday through Friday. You may sell your shares through your financial intermediary. With respect to certain accounts, you may sell your shares on the web at hartfordfunds.com, by phone by calling 1-888-843-7824, by electronic funds transfer, or by wire. In certain circumstances you will need to write to Hartford Funds to request to sell your shares. For regular mail, please send the request to Hartford Funds, P.O. Box 219060, Kansas City, MO 64121-9060. For overnight mail, please send the request to Hartford Funds, 430 W 7th Street, Suite 219060, Kansas City, MO 64105-1407.
TAX INFORMATION. The Fund’s distributions are generally taxable, and may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES. If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial professional), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial professional to recommend the Fund over another investment. Ask your financial professional or visit your financial intermediary’s website for more information.
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Additional Information Regarding Investment Strategies and Risks
Information about the investment objective and principal investment strategy for each of The Hartford Capital Appreciation Fund (the “Capital Appreciation Fund”), Hartford Core Equity Fund (the “Core Equity Fund”), The Hartford Dividend and Growth Fund (the “Dividend and Growth Fund”), The Hartford Equity Income Fund (the “Equity Income Fund”), The Hartford Growth Opportunities Fund (the “Growth Opportunities Fund”), The Hartford Healthcare Fund (the “Healthcare Fund”), The Hartford MidCap Fund (the “MidCap Fund”), The Hartford MidCap Value Fund (the “MidCap Value Fund”), The Hartford Small Cap Growth Fund (the “Small Cap Growth Fund”), Hartford Small Cap Value Fund (the “Small Cap Value Fund”), and The Hartford Small Company Fund (the “Small Company Fund”) (each, a “Fund,” and collectively, the “Funds”) is provided in that Fund’s summary section. Additional information regarding the principal investment strategy and other investment policies for each Fund is provided below.
Capital Appreciation Fund
Wellington Management chooses certain equity securities in which the Fund invests using what is sometimes referred to as a “bottom up” approach. In analyzing a prospective investment, Wellington Management uses fundamental analysis and looks at a number of factors, such as business environment, management quality, balance sheet, income statement, anticipated earnings, revenues, dividends and other related measures of valuation and growth potential. Wellington Management may also employ systematic screening methodologies to select equity securities based on risk characteristics that include, but are not limited to, volatility, quality, value, growth, momentum, and size risk characteristics. As of March 1, 2024, the sleeves within the Fund were allocated to value, growth, and quality strategies and the Risk Managed Sleeve. The Fund’s Statement of Additional Information provides additional information about the additional “sleeve” portfolio managers as of March 1, 2024. The portfolio managers may change the underlying “sleeve” portfolio managers and allocations to the various strategies at any time without notice to shareholders.
As part of its investment process, the investment team may consider the research provided by Wellington Management’s Global Industry Analysts (GIAs), who provide in-depth company analysis by sector coverage, in addition to other resources and tools. When evaluating investments for the Fund, the investment team also has access to, and may consider, proprietary environmental, social and/or governance (“ESG”) research prepared by Wellington Management’s dedicated ESG team to help evaluate a company’s risk and return potential. Wellington Management believes financially material ESG characteristics can impact the performance of the companies in which it invests. The investment team has discretion to determine the level at which financially material ESG characteristics are imbedded into its overall analysis.
In addition to the principal strategies described in the summary section, the Fund may also invest in private placements and may use derivatives for hedging purposes, to gain exposure to certain issuers or market sectors, and/or to equitize cash. The derivatives in which the Fund may invest include exchange and over-the-counter traded transactions including, but not limited to, forward currency contracts, futures, options and similar derivatives instruments or combinations thereof. The Fund may also invest in other investment companies (including exchange traded funds (ETFs)), exchange traded notes, real estate investment trusts (REITs), restricted securities, and securities of foreign issuers and non-dollar securities, including companies that conduct their principal business activities in emerging markets or whose securities are traded principally on exchanges in emerging markets.
CORE EQUITY Fund
As part of the fundamental research discussed in the summary section, Wellington Management also evaluates the following regarding a company: capital allocation discipline, off-financial statement factors, management track record, and analysis of products and competition. Wellington Management also considers secular (longer term) and cyclical growth prospects. As part of its investment process, the investment team may consider the research provided by Wellington Management’s Global Industry Analysts (GIAs), who provide in-depth company analysis by sector coverage, in addition to other resources and tools. When evaluating investments for the Fund, the investment team also has access to, and may consider, proprietary environmental, social and/or governance (“ESG”) research prepared by Wellington Management’s dedicated ESG team to help evaluate a company’s risk and return potential. Wellington Management believes financially material ESG characteristics can impact the performance of the companies in which it invests. The investment team has discretion to determine the level at which financially material ESG characteristics are imbedded into its overall analysis.
As of December 31, 2023, the market capitalization of companies included in the S&P 500 Index ranged from approximately $4.92 billion to $2.99 trillion. The market capitalization range of the index changes over time.
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In addition to the principal strategies described in the summary section, the Fund may invest in securities of foreign issuers and non-dollar securities and may also use derivatives for hedging purposes, to gain exposure to certain issuers or market sectors, and/or to equitize cash. The derivatives in which the Fund may invest include exchange and over-the-counter traded transactions including, but not limited to, futures, options and similar derivative instruments or combinations thereof. The Fund may also invest in other investment companies (including exchange traded funds (ETFs)), exchange traded notes, real estate investment trusts (REITs), and restricted securities.
Dividend and Growth Fund
As part of the investment process, the investment team may consider the research provided by Wellington Management’s Global Industry Analysts (GIAs), who provide in-depth company analysis by sector coverage, in addition to other resources and tools.
With respect to its ESG analysis discussed in the summary section, the investment team has access to the analysis and research of Wellington Management’s dedicated ESG team, who provide industry specific research. The dedicated ESG team also engages with management of certain companies regarding corporate governance practices as well as what it deems to be materially important environmental and/or social issues facing a company. The dedicated ESG team assists the investment team in its identification of global best practices, collaboration on company engagement, and research related to voting proxies, as well as collaborates on new research paths. ESG characteristics may include environmental topics such as how a company is managing the impact of climate change on its business; social issues such as employee engagement, talent attraction/retention and customer satisfaction; and governance matters such as compensation and board diversity. The ESG characteristics that may be considered will differ depending on the facts and circumstances of particular issuers. The investment team views financially material ESG characteristics as a potential component of the investment process as the team believes companies that are thoughtful and deliberate around how they take material ESG considerations into account may be more likely to sustain or improve their future returns over time. The investment team believes that strong corporate governance is vital to ensuring that capital allocation decisions, including the payment of a dividend, are thoughtfully made and reflect alignment of management and shareholder interests. The investment team believes that financially material environmental and social issues have the potential to impact future cash flows.
As of December 31, 2023, the market capitalization of companies included in the S&P 500 Index ranged from approximately $4.92 billion to $2.99 trillion. The market capitalization range of the index changes over time.
In addition to the principal strategies described in the summary section, the Fund may also use derivatives for hedging purposes, to gain exposure to certain issuers or market sectors, and/or to equitize cash. The derivatives in which the Fund may invest include exchange and over-the-counter traded transactions. The Fund may also invest in other investment companies (including exchange traded funds (ETFs)), exchange traded notes, real estate investment trusts (REITs), and restricted securities.
Equity Income Fund
The Fund’s investment approach is based on the fundamental analysis of dividend-paying companies with market capitalizations generally above $2 billion that have below average estimated price-to-earnings ratios. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of value. The Fund uses a contrarian approach focused on longer term economic fundamentals. The typical purchase candidate may be characterized as an overlooked or misunderstood company with sound fundamentals. Holdings are frequently in companies that the Fund’s sub-adviser believes are viable, growing businesses with solid financial strength in industries that are temporarily out of favor and under-researched by institutions. Portfolio construction is driven primarily by security selection. Limited consideration is given to economic analysis in establishing sector and industry weightings. As part of the investment process, the investment team may consider the research provided by Wellington Management’s Global Industry Analysts (GIAs), who provide in-depth company analysis by sector coverage, in addition to other resources and tools.
With respect to its ESG analysis discussed in the summary section, the investment team has access to the analysis and research of Wellington Management’s dedicated ESG team, who provide industry specific research. The dedicated ESG team also engages with management of certain companies regarding corporate governance practices as well as what it deems to be materially important environmental and/or social issues facing a company. The dedicated ESG team assists the investment team in its identification of global best practices, collaboration on company engagement, and research related to voting proxies, as well as collaborates on new research paths. ESG characteristics may include environmental topics such as how a company is managing the impact of climate change on its business; social issues such as employee engagement, talent attraction/retention and customer satisfaction; and governance matters such as
58

compensation and board diversity. The ESG characteristics that may be considered will differ depending on the facts and circumstances of particular issuers. The investment team believes that strong corporate governance is vital to ensuring that capital allocation decisions, including the payment of a dividend, are thoughtfully made and reflect alignment of management and shareholder interests. The investment team believes that financially material environmental and social issues have the potential to impact future cash flows, which directly affect dividend sustainability.
In addition to the principal strategies described in the summary section, the Fund may also use derivatives for hedging purposes, to gain exposure to certain issuers or market sectors, and/or to equitize cash. The derivatives in which the Fund may invest include exchange and over-the-counter traded transactions. The Fund may also invest in other investment companies (including exchange traded funds (ETFs)), exchange traded notes, real estate investment trusts (REITs), and restricted securities.
Growth Opportunities Fund
Fundamental analysis of a company involves the qualitative and quantitative assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of valuation and growth potential. As part of its investment process, the investment team may consider the research provided by Wellington Management’s Global Industry Analysts (GIAs), who provide in-depth company analysis by sector coverage, in addition to other resources and tools. When evaluating investments for the Fund, the investment team also has access to, and may consider, proprietary environmental, social and/or governance (“ESG”) research prepared by Wellington Management’s dedicated ESG team to help evaluate a company’s risk and return potential. Wellington Management believes financially material ESG characteristics can impact the performance of the companies in which it invests. The investment team has discretion to determine the level at which financially material ESG characteristics are imbedded into its overall analysis.
In addition to the principal strategies described in the summary section, the Fund may also use derivatives for hedging purposes, to gain exposure to certain issuers or market sectors, and/or to equitize cash. The derivatives in which the Fund may invest include exchange and over-the-counter traded transactions. The Fund may also invest in other investment companies (including exchange traded funds (ETFs)), exchange traded notes, real estate investment trusts (REITs), and restricted securities, including private placements.
Healthcare Fund
Wellington Management’s approach to investing in the health care sector is based on an in-depth understanding of medical science, regulatory developments, and reimbursement policy trends, but will be predominantly focused on stock specific investment opportunities. Wellington Management will also seek to exploit favorable trends within the health care sector including demographics, as well as investment opportunities that are benefiting from the accelerating pace of biopharmaceutical innovation and the ongoing structural changes in health care delivery systems globally.
Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of valuation and growth potential. Wellington Management seeks companies with attractive entry valuations, defined as those stocks where the price is not already fully exploited by other investors. As part of its investment process, the investment team may consider the research provided by Wellington Management’s Global Industry Analysts (GIAs), who provide in-depth company analysis by sector coverage, in addition to other resources and tools. When evaluating investments for the Fund, the investment team also has access to, and may consider, proprietary environmental, social and/or governance (“ESG”) research prepared by Wellington Management’s dedicated ESG team to help evaluate a company’s risk and return potential. Wellington Management believes financially material ESG characteristics can impact the performance of the companies in which it invests. The investment team has discretion to determine the level at which financially material ESG characteristics are imbedded into its overall analysis.
Wellington Management may favor certain subsectors at times based upon the relative attractiveness of stocks within these subsectors, near term macroeconomic factors and the availability of such stocks at attractive prices.
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Stocks considered for purchase by the Fund typically share one or more of the following attributes:
•
the company’s business franchise is temporarily mispriced,
•
the market under-values the new product pipelines,
•
the company has opportunities due to changes in reimbursement policies (for example, the privatization of health care services abroad), or
•
the company is a target of opportunity due to industry consolidation.
Stocks will be considered for sale from the Fund when:
•
target prices are achieved,
•
fundamental expectations are not met,
•
a company’s prospects become less appealing, or
•
equity securities of other comparable issuers in an industry are available at more attractive prices.
In addition to the principal strategies described in the summary section, the Fund also may use derivatives for hedging purposes, to gain exposure to certain issuers or market sectors, and/or to equitize cash. The derivatives in which the Fund may invest include exchange and over-the-counter traded transactions. The Fund may also invest in other investment companies (including exchange traded funds (ETFs)), exchange traded notes, and restricted securities. The Fund will be close to fully invested; cash balances normally will not exceed 10% of net assets.
MidCap Fund
Wellington Management uses a “bottom-up” investment strategy, which is the use of fundamental analysis to identify specific securities for purchase or sale. Wellington Management’s investment process evaluates companies based on the factors that it deems most relevant to future stock performance, which include: a company’s fundamentals, a company’s valuation, future expectations regarding a company, and financially material ESG characteristics. As part of the investment process, the investment team may consider the research provided by Wellington Management’s Global Industry Analysts (GIAs), who provide in-depth company analysis by sector coverage, in addition to other resources and tools.
With respect to its ESG analysis discussed in the summary section, the investment team has access to the analysis and research of Wellington Management’s dedicated ESG team, who provide industry specific research. The dedicated ESG team also engages with management of certain companies regarding corporate governance practices as well as what it deems to be materially important environmental and/or social issues facing a company. The dedicated ESG team assists the investment team in its identification of global best practices, collaboration on company engagement, and research related to voting proxies, as well as collaborates on new research paths. ESG characteristics may include environmental topics such as how a company is managing the impact of climate change on its business; social issues such as employee engagement, talent attraction/retention and customer satisfaction; and governance matters such as incentive structures and corporate strategy. The ESG characteristics that may be considered will differ depending on the facts and circumstances of particular issuers.
In addition to the principal strategies described in the summary section, the Fund may invest in securities of foreign issuers and non-dollar securities and may also use derivatives for hedging purposes, to gain exposure to certain issuers or market sectors, and/or to equitize cash. The derivatives in which the Fund may invest include exchange and over-the-counter traded transactions. The Fund may also invest in other investment companies (including exchange traded funds (ETFs)), exchange traded notes, real estate investment trusts (REITs), and restricted securities.
MidCap Value Fund
The Fund’s investment strategy employs a contrarian approach to stock selection. The approach uses extensive research to seek to identify companies whose fundamentals are not adequately reflected in the market price of their securities. Valuation techniques are a key component of the Fund’s investment approach. A stock’s value is evaluated on three primary criteria: its issuer’s earnings power, growth potential and price-to-earnings ratio. Stocks are selected whose issuers, in Wellington Management’s opinion, have the most compelling blend of the following attributes: attractive valuation, a strong management team, and strong industry position. As part of its investment process, the investment team may consider the research provided by Wellington Management’s Global Industry Analysts (GIAs), who provide in-depth company analysis by sector coverage, in addition to other resources and tools. When evaluating investments for the Fund, the investment team also has access to, and may consider, proprietary environmental, social and/or governance (“ESG”) research prepared by Wellington Management’s dedicated ESG team
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to help evaluate a company’s risk and return potential. Wellington Management believes financially material ESG characteristics can impact the performance of the companies in which it invests. The investment team has discretion to determine the level at which financially material ESG characteristics are imbedded into its overall analysis.
In addition to the principal strategies described in the summary section, the Fund may also use derivatives for hedging purposes, to gain exposure to certain issuers or market sectors, and/or to equitize cash. The derivatives in which the Fund may invest include exchange and over-the-counter traded transactions. The Fund may also invest in other investment companies (including exchange traded funds (ETFs)), exchange traded notes, real estate investment trusts (REITs), and restricted securities.
Small Cap Growth Fund
Wellington Management employs what is often called a “bottom-up” approach to select specific securities from a variety of industries. However, in constructing the portfolio, Wellington Management also analyzes and monitors different sources of active risk including stock-specific risk, industry risk and style risk. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of valuation and growth potential. As part of its investment process, the investment team may consider the research provided by Wellington Management’s Global Industry Analysts (GIAs), who provide in-depth company analysis by sector coverage, in addition to other resources and tools. When evaluating investments for the Fund, the investment team also has access to, and may consider, proprietary environmental, social and/or governance (“ESG”) research prepared by Wellington Management’s dedicated ESG team to help evaluate a company’s risk and return potential. Wellington Management believes financially material ESG characteristics can impact the performance of the companies in which it invests. The investment team has discretion to determine the level at which financially material ESG characteristics are imbedded into its overall analysis.
In addition to the principal strategies described in the summary section, the Fund may invest in securities of foreign issuers and non-dollar securities and may also use derivatives for hedging purposes, to gain exposure to certain issuers or market sectors, and/or to equitize cash. The derivatives in which the Fund may invest include exchange and over-the-counter traded transactions. The Fund may also invest in other investment companies (including exchange traded funds (ETFs)), exchange traded notes, real estate investment trusts (REITs), and restricted securities.
Small Cap Value Fund
Wellington Management uses fundamental analysis to identify companies that it believes are undervalued due to a misunderstood change or perceived bias in the market place. As part of its investment process, Wellington Management focuses on companies that it believes are high quality and demonstrate a commitment to capital returns. The investment process is aided by a proprietary systematic screening process. As it relates to the screening process, it starts with a focus on eliminating stocks with minimal liquidity as well as those that are pre-revenue, have no earnings, or have negative Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA). From there, the screen ranks the universe on the best combination of valuation, quality, and capital returns, and Wellington Management focuses its efforts on the top half of the highest ranking stocks. Once this screening process is complete, the focus shifts to bottom-up fundamental analysis, seeking to identify potential biases or market or company-specific changes, review data, and filter out potential value traps. As part of its investment process, the investment team may consider the research provided by Wellington Management’s Global Industry Analysts (GIAs), who provide in-depth company analysis by sector coverage, in addition to other resources and tools. When evaluating investments for the Fund, the investment team also has access to, and may consider, proprietary environmental, social and/or governance (“ESG”) research prepared by Wellington Management’s dedicated ESG team to help evaluate a company’s risk and return potential. Wellington Management believes financially material ESG characteristics can impact the performance of the companies in which it invests. The investment team has discretion to determine the level at which financially material ESG characteristics are imbedded into its overall analysis.
In addition to the principal strategies described in the summary section, the Fund may use derivatives for hedging purposes, to gain exposure to certain issuers or market sectors, and/or to equitize cash. The derivatives in which the Fund may invest include exchange and over-the-counter traded transactions including, but not limited to, futures, options and similar derivative instruments or combinations thereof. The Fund may also invest in other investment companies (including exchange traded funds (ETFs)), exchange traded notes, real estate investment trusts (REITs), and restricted securities. The Fund may also opportunistically invest in companies that conduct their principal business activities in emerging markets or whose securities are traded principally on exchanges in emerging markets.
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Small Company Fund
Wellington Management uses fundamental analysis to identify specific securities for purchase or sale. Wellington Management primarily invests in growth oriented stocks, but may invest in value oriented stocks as opportunities arise. As discussed in the summary section, Wellington Management looks at a number of factors as part of its fundamental analysis, such as the sustainability and magnitude of a company’s revenue and earnings growth rate, quality, valuation, market position, market trends, assessment of management quality, and other related measures of valuation and growth potential, including the evaluation of financially material ESG characteristics. As part of the investment process, the investment team may consider the research provided by Wellington Management’s Global Industry Analysts (GIAs), who provide in-depth company analysis by sector coverage, in addition to other resources and tools.
With respect to its ESG analysis discussed in the summary section, the investment team has access to the analysis and research of Wellington Management’s dedicated ESG team, who provide industry specific research. The dedicated ESG team also engages with management of certain companies regarding corporate governance practices as well as what it deems to be materially important environmental and/or social issues facing a company. The dedicated ESG team assists the investment team in its identification of global best practices, collaboration on company engagement, and research related to voting proxies, as well as collaborates on new research paths. ESG characteristics may include environmental topics such as how a company is managing the impact of climate change on its business; social issues such as employee engagement, talent attraction/retention and customer satisfaction; and governance matters such as compensation and board diversity. When evaluating earlier stage emerging growth companies, the investment team believes that ESG characteristics can help form a better understanding around management quality and alignment in executing on the company’s vision for future growth. In the case of companies seeking to re-accelerate growth after a period of decline, the investment team believes ESG characteristics can help assess, for example, if the culture is impaired (impacting talent retention/attraction) or if the company is vulnerable to environmental or other risks that could potentially de-rail the growth trajectory, such as exposure to underappreciated credit risk or energy needs that could pressure growth. The ESG characteristics that may be considered will differ depending on the facts and circumstances of particular issuers.
In addition to the principal strategies described in the summary section, the Fund may also invest in restricted securities, including private placements, and may use derivatives for hedging purposes, to gain exposure to certain issuers or market sectors, and/or to equitize cash. The derivatives in which the Fund may invest include exchange and over-the-counter traded transactions including, but not limited to, forward currency contracts and similar derivative instruments or combinations thereof. The Fund may also invest in other investment companies (including exchange traded funds (ETFs)), real estate investment trusts (REITs), and exchange traded notes.
Foreign and Emerging Market Investments
Fund Assets Sub-Advised by Wellington Management
Unless stated otherwise in a Fund’s principal investment strategy, investments are deemed to be “foreign” (a) if an issuer’s domicile or location of headquarters is in a foreign country or (b) it is a foreign currency. Unless stated otherwise in a Fund’s principal investment strategy, emerging markets are those markets (1) included in emerging market or equivalent classifications by the United Nations (and its agencies); (2) having per capita income in the low to middle ranges, as determined by the World Bank; or (3) the Fund’s benchmark index provider designates as emerging. Unless stated otherwise in a Fund’s principal investment strategy, investments are deemed to be “emerging” (a) if an issuer’s domicile or location of headquarters is in an emerging market; or (b) it is an emerging market currency.
Use of Cash or Money Market Investments
Each Fund may participate in a cash sweep program whereby the Fund’s uninvested cash balance is used to purchase shares of affiliated or unaffiliated money market funds or cash management pooled investment vehicles at the end of each day. To the extent a Fund invests its uninvested cash through a sweep program, it is subject to the risks of the account or fund into which it is investing, including liquidity issues that may delay the Fund from accessing its cash.
Each Fund may also invest some or all of its assets in cash, high quality money market instruments (including, but not limited to U.S. government securities, bank obligations, commercial paper and repurchase agreements involving the foregoing securities) and shares of money market funds for temporary defensive purposes in response to adverse market, economic or political conditions. In addition, each Fund may invest some of its assets in these instruments to maintain liquidity, for cash management purposes, or in response to atypical circumstances such as unusually large cash inflows or redemptions. Under such conditions, a Fund may not invest in accordance with its investment objective or principal investment strategy. As a result, there is no assurance that a Fund will achieve its investment objective and it may lose the benefit of market upswings.
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Participation in Securities Lending Activities
Each Fund may lend portfolio securities to certain borrowers in U.S. and non-U.S. markets in an amount not to exceed one third (33  1∕3%) of the value of its total assets.
Consequences of Portfolio Trading Practices
A Fund may have a relatively high portfolio turnover and may, at times, engage in short-term trading. Such activity could produce higher brokerage expenses for the Fund and higher taxable distributions to the Fund’s shareholders and, therefore, could adversely affect the Fund’s performance. Each Fund is not managed to achieve a particular tax result for shareholders. Shareholders should consult their own tax advisor for individual tax advice.
Operational Risks Associated with Cybersecurity
A Fund and its service providers’ use of internet, technology and information systems may expose the Fund to potential risks linked to cybersecurity breaches of those technological or information systems. Cybersecurity breaches, amongst other things, could allow an unauthorized party to gain access to proprietary information, customer data, or fund assets, or cause a Fund and/or its service providers to suffer data corruption or lose operational functionality. For instance, cybersecurity breaches may interfere with the processing of shareholder transactions, impact a Fund’s ability to calculate its NAV, cause the release of private shareholder information or confidential business information, impede trading, subject the Fund to regulator fines or financial losses and/or cause reputational damage.
About EACH Fund’s Investment Objective
Each Fund’s investment objective may be changed by the Fund’s Board without approval of the shareholders of the Fund. Each Fund’s prospectus will be updated prior to any change in the Fund’s investment objective.
Investment POLICIES
Each of Core Equity Fund, Equity Income Fund, Healthcare Fund, MidCap Fund, MidCap Value Fund, Small Cap Growth Fund, Small Cap Value Fund and Small Company Fund has a name that suggests a focus on a particular type of investment. In accordance with Rule 35d-1 under the Investment Company Act of 1940, as amended (the “1940 Act”), each of these Funds has adopted a policy that it will, under normal circumstances, invest at least 80% of its assets, which means net assets plus the amount of any borrowings for investment purposes, in investments of the type suggested by its name, as set forth in the Fund’s Principal Investment Strategy section (“80% Policy”). This requirement is applied at the time a Fund invests its assets. If, subsequent to an investment by a Fund, this requirement is no longer met, the Fund’s future investments will be made in a manner that will bring the Fund into compliance with this requirement. In addition, in appropriate circumstances, synthetic investments may count toward the 80% minimum if they have economic characteristics similar to the other investments included in the basket. In addition, a Fund may specify a market capitalization range for acquiring portfolio securities. If a security that is within the range at the time of purchase later falls outside the range, which may happen due to market fluctuation, the Fund may continue to hold the security. However, this change in market capitalization could affect the Fund’s flexibility in making additional investments in securities of the applicable issuer. A Fund’s 80% Policy is not a “fundamental” one, which means that it may be changed without the vote of a majority of the Fund’s outstanding shares as defined in the 1940 Act. The name of a Fund may be changed at any time by a vote of the Fund’s Board of Directors. Shareholders will be given written notice at least 60 days prior to any change by a Fund of its 80% Policy covered by Rule 35d-1.
Additional Investment Strategies and Risks
Each Fund may invest in various securities and engage in various investment techniques that are not the principal focus of the Fund and, therefore, are not described in this prospectus. These securities and techniques, together with their risks, are discussed in the Funds’ Combined Statement of Additional Information (“SAI”), which may be obtained free of charge by contacting the Funds (see back cover for address, phone number and website address).
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More Information About Risks
The principal and certain additional risks of investing in each Fund are described below. When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment. Many factors affect each Fund’s performance. An investment in a Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. There is no assurance that a Fund will achieve its investment objective, and you should not consider any one fund alone to be a complete investment program. The different types of securities, investments, and investment techniques used by each Fund have varying degrees of risk. The SAI contains more detailed information about the Funds’ investment policies and risks.
√ Principal Risk X Additional Risk	Capital Appreciation Fund	Core Equity Fund	Dividend and Growth Fund	Equity Income Fund	Growth Opportunities Fund	Healthcare Fund
Active Investment Management Risk	√	√	√	√	√	√
Active Trading Risk	√				√
Asset Allocation Risk	√
Counterparty Risk	X	X	X	X	X	X
Currency Risk	X	X	√	√	√	√
Depositary Receipts Risk	X	X	X	X	X	X
Derivatives Risk	X	X	X	X	X	X
Forward Currency Contracts Risk	X
Futures and Options Risk	X	X
Hedging Risk	X	X	X	X	X	X
Dividend Risk	X		√	√
Equity Risk	√	√	√	√	√	√
Large Cap Securities Risk	√	√	√	√	√	√
Mid Cap Securities Risk	√	X	X	√	√	√
Small Cap Securities Risk	X	X	X	X	X	√
ESG Integration Risk	X	X	√	√	X	X
Exchange Traded Notes Risk	X	X	X	X	X	X
Foreign Investments Risk	X	X	√	√	√	√
Emerging Markets Risk	X	X	X	X	X	√
Growth Investing Style Risk					√
Healthcare Concentration Risk						√
Illiquid Investments Risk	X	X	X	X	X	X
Large Shareholder Transaction Risk	√	√	√	√	√	√
Market Risk	√	√	√	√	√	√
Other Investment Companies Risk	X	X	X	X	X	X
Preferred Stock Risk	X	X	X	X	X	X
Private Placement Risk	X				X
Quantitative Investing Risk	X	X			X
Real Estate Related Securities Risk	X	X	X	X	X
Restricted Securities Risk	X	X	X	X	X	X
Sector Risk	√		√	√	√
Securities Lending Risk	X	X	X	X	X	X
Use as an Underlying Fund Risk	X	X	X	X	X	X
Valuation Risk	X	X	X	X	X	X
Value Investing Style Risk			√	√
Volatility Risk	X					X
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√ Principal Risk X Additional Risk	MidCap Fund	MidCap Value Fund	Small Cap Growth Fund	Small Cap Value Fund	Small Company Fund
Active Investment Management Risk	√	√	√	√	√
Active Trading Risk					√
Asset Allocation Risk
Counterparty Risk	X	X	X	X	X
Currency Risk	X	√	X	√	√
Depositary Receipts Risk	X	X	X	X	X
Derivatives Risk	X	X	X	X	X
Forward Currency Contracts Risk					X
Futures and Options Risk				X
Hedging Risk	X	X	X	X	X
Dividend Risk
Equity Risk	√	√	√	√	√
Large Cap Securities Risk	X	X	X	X	X
Mid Cap Securities Risk	√	√	X	X	X
Small Cap Securities Risk	X	X	√	√	√
ESG Integration Risk	√	X	X	X	√
Exchange Traded Notes Risk	X	X	X	X	X
Foreign Investments Risk	X	√	X	√	√
Emerging Markets Risk		X	X	X	X
Growth Investing Style Risk	X		√		√
Healthcare Concentration Risk
Illiquid Investments Risk	X	X	X	X	X
Large Shareholder Transaction Risk	√	√	√	√	√
Market Risk	√	√	√	√	√
Other Investment Companies Risk	X	X	X	X	X
Preferred Stock Risk	X	X	X	X	X
Private Placement Risk					X
Quantitative Investing Risk			X
Real Estate Related Securities Risk	X	X	X	X	X
Restricted Securities Risk	X	X	X	X	X
Sector Risk	√	√	√	√	√
Securities Lending Risk	X	X	X	X	X
Use as an Underlying Fund Risk	X	X	X	X	X
Valuation Risk	X	X	X	X	X
Value Investing Style Risk		√		√
Volatility Risk	X	X	√	√	√
ACTIVE INVESTMENT MANAGEMENT RISK –  The risk that, if the investment decisions and strategy of the portfolio manager(s) do not perform as expected, a Fund could underperform its peers or lose money. A Fund’s performance depends on the judgment of the portfolio manager(s) about a variety of factors, such as markets, interest rates and/or the attractiveness, relative value, liquidity, or potential appreciation of particular investments made for the Fund’s portfolio. The portfolio manager(s)’ investment models may not adequately take into account certain factors, may perform differently than anticipated and may result in a Fund having a lower return than if the portfolio managers used another model or investment strategy. In addition, to the extent a Fund allocates a portion of its assets to specialist portfolio managers, the styles employed by the different portfolio managers may not be complementary, which could adversely affect the Fund’s performance. Although the portfolio manager(s) consider several factors when making investment decisions, the portfolio manager(s) may not evaluate every factor prior to investing in a company or issuer, and the portfolio manager(s) may determine that certain factors are more significant than others.
ACTIVE TRADING RISK –  Active trading could increase a Fund’s transaction costs and may increase your tax liability as compared to a fund with less active trading policies. These effects may also adversely affect Fund performance.
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ASSET ALLOCATION RISK –  Asset allocation risk is the risk that, if a Fund’s strategy for allocating assets among different asset classes and/or portfolio management teams does not work as intended, the Fund may not achieve its investment objective or may underperform other funds with similar investment strategies. Certain Funds employ a multiple portfolio manager structure and combine different strategies into a single fund. The investment styles employed by the portfolio managers of these Funds may not be complementary, which could adversely affect the performance of such Funds.
COUNTERPARTY RISK –  With respect to certain transactions, such as over-the-counter derivatives contracts or repurchase agreements, a Fund will be exposed to the risk that the counterparty to the transaction may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise to honor its obligations. In the event of a bankruptcy or insolvency of a counterparty, a Fund could experience delays in liquidating its positions and significant losses, including declines in the value of its investment during the period in which the Fund seeks to enforce its rights, the inability to realize any gains on its investment during such period and any fees and expenses incurred in enforcing its rights. A Fund also bears the risk of loss of the amount expected to be received under a derivative transaction in the event of the default or bankruptcy of a counterparty. Over-the-counter derivatives may not offer a Fund the same level of protection as exchange traded derivatives.
CURRENCY RISK –  The risk that the value of a Fund’s investments in foreign securities or currencies will be affected by the value of the applicable currency relative to the U.S. dollar. When a Fund sells a foreign currency or foreign currency denominated security, its value may be worth less in U.S. dollars even if the investment increases in value in its local market. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk, as the revenue earned by issuers of these securities may also be affected by changes in the issuer’s local currency. Currency markets generally are not as regulated as securities markets. The dollar value of foreign investments may be affected by exchange controls. A Fund may be positively or negatively affected by governmental strategies intended to make the U.S. dollar, or other currencies in which the Fund invests, stronger or weaker. Currency risk may be particularly high to the extent that a Fund invests in foreign securities or currencies that are economically tied to emerging market countries.
DEPOSITARY RECEIPTS RISK –  A Fund may invest in securities of foreign issuers in the form of depositary receipts or other securities that are convertible into securities of foreign issuers. American Depositary Receipts are receipts typically issued by an American bank or trust company that evidence underlying securities issued by a foreign corporation. European Depositary Receipts (issued in Europe) and Global Depositary Receipts (issued throughout the world) each evidence a similar ownership arrangement. A Fund may invest in Depositary Receipts that are not sponsored by a financial institution (“Unsponsored Depositary Receipts”). Depositary Receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted. The issuers of unsponsored Depositary Receipts are not obligated to disclose information that is, in the United States, considered material. Therefore, there may be less information available regarding their issuers and there may not be a correlation between such information and the market value of the Depositary Receipts. A Fund may also invest in Global Depositary Notes (“GDNs”), a form of depositary receipt. GDNs emulate the terms (interest rate, maturity date, credit quality, etc.) of particular local bonds; however, they trade, settle, and pay interest and principal in U.S. Dollars. Any distributions paid to the holders of GDNs are usually subject to a fee charged by the depositary and holders of GDNs may have limited rights. Certain investment restrictions in certain countries may adversely impact the value of GDNs because such restrictions may limit the ability to convert bonds into GDNs and vice versa. A Fund may invest in, Chinese Depositary Receipts (“CDRs”) or other similar securities representing ownership of foreign listed securities. Generally, CDRs, in registered from, are designed for use in the Chinese securities markets. CDRs may involve certain risks not applicable to investing in U.S. issuers, including changes in currency rates, application of local tax laws, changes in governmental administration or economic or monetary policy or changed circumstances in dealings between nations.
DERIVATIVES RISK –  A Fund may use derivatives for investment purposes and/or for hedging purposes, including anticipatory hedges. Derivatives are instruments whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. Successful use of derivative instruments by a Fund depends on the sub-adviser’s judgment with respect to a number of factors and a Fund’s performance may be worse and/or more volatile than if it had not used these instruments. Derivatives may involve significant risks, including:
Counterparty/Credit Risk - the risk that the party on the other side of the transaction will be unable to honor its financial obligation to a Fund.
Currency Risk - the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.
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Leverage Risk - the risk associated with certain types of investments or trading strategies that relatively small market movements may result in large changes in the value of an investment. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.
Market Risk - the risk from potential adverse market movements in relation to a Fund’s derivatives positions, or the risk that markets could experience a change in volatility that adversely impacts Fund returns and the Fund’s obligations and exposures.
Liquidity Risk - the risk that certain investments may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth, which could expose a Fund to losses and could make derivatives more difficult for a Fund to value accurately, and the risk that a Fund may not be able to meet margin and payment requirements and maintain a derivatives position.
Index Risk - if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, a Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what a Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index. For this reason, a Fund’s investment in these instruments may decline significantly in value if index levels move in a way that is not anticipated.
Operational and Legal Risk - the risk that certain investments may involve risk of operational issues such as documentation issues, settlement issues, system failures, inadequate controls and human error, and the risk of insufficient capacity or authority of a derivatives counterparty and risk related to the legality or enforceability of a derivatives trading contract.
Regulatory Risk - Government legislation or regulation may make derivatives more costly, may limit the availability of derivatives, or may otherwise adversely affect the use, value or performance of derivatives.
Short Position Risk - A Fund may also take a short position in a derivative instrument, such as a future, forward or swap. A short position in a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying instrument which could cause a Fund to suffer a (potentially unlimited) loss.
Tax Risk - the tax treatment of a derivative may not be as favorable as a direct investment in the underlying asset. The use of derivatives may adversely affect the timing, character and amount of income a Fund realizes from its investments, and could impair the ability of the sub-adviser to use derivatives when it wishes to do so.
If a Fund’s derivative investments represent a significant portion of its portfolio, the Fund’s exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own.
FORWARD CURRENCY CONTRACTS RISK –  A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. A Fund may enter into forward currency contracts in connection with settling purchases or sales of securities, to hedge the currency exposure associated with some or all of the Fund’s investments or as part of its investment strategy. The market value of a forward currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency exchange contracts do not eliminate fluctuations in the value of foreign securities but allow a Fund to establish a fixed rate of exchange for a future point in time. Forward currency contracts involve the risk that anticipated currency movements will not be accurately predicted, which could result in losses on those contracts and additional transaction costs. Use of such contracts, therefore, can have the effect of reducing returns and minimizing opportunities for gain. A Fund could also lose money when the contract is settled. A Fund’s gains from its positions in forward foreign currency contracts may accelerate and/or recharacterize the Fund’s income or gains and its distributions to shareholders as ordinary income. A Fund’s losses from such positions may also recharacterize the Fund’s income and its distributions to shareholders and may cause a return of capital to Fund shareholders. Such acceleration or recharacterization could affect an investor’s tax liability.
FUTURES AND OPTIONS RISK –  An option is an agreement that, for a premium payment or fee, gives the purchaser the right but not the obligation to buy or sell the underlying asset at a specified price during a period of time or on a specified date, or receive a cash settlement payment. A future is a contract that obligates the purchaser to take delivery, and the seller to make delivery, of a specific amount of an asset at a specified future date at a specified price, or make a cash settlement payment. Futures and options are subject to the risk that the sub-adviser may incorrectly predict the direction of securities prices, interest rates, currency exchange rates and other economic factors that may affect the value of the underlying asset. Futures and options may be more volatile than direct investments in the securities underlying the futures and options and may not correlate perfectly to the underlying securities. Futures and options also involve additional expenses as compared to investing directly in the underlying securities, which could reduce any benefit or increase any loss to a Fund from using the strategy. Futures and options may also involve the use of leverage
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as a Fund may make a small initial investment relative to the risk assumed, which could result in losses greater than if futures or options had not been used. Futures and options transactions may be effected on securities exchanges or, in the case of certain options, in the over-the-counter market. When options are purchased over-the-counter, a Fund bears the risk that the counter-party that wrote the option will be unable or unwilling to perform its obligations under the contract. Futures and options may also be illiquid, and in such cases, a Fund may have difficulty closing out its position or valuing the contract. Options on foreign currencies are affected by the factors that influence foreign exchange rates and investments generally. A Fund’s ability to establish and close out positions on foreign currency options is subject to the maintenance of a liquid secondary market, and there can be no assurance that a liquid secondary market will exist for a particular option at any specific time.
HEDGING RISK –  Hedging is a strategy in which a Fund uses a derivative to offset the risks associated with other Fund holdings. While hedging can reduce losses, it can also reduce or eliminate gains or cause losses if the market moves in a manner different from that anticipated by a Fund or if the cost of the derivative outweighs the benefit of the hedge. Hedging also involves the risk that changes in the value of the derivative will not match those of the holdings being hedged as expected by a Fund, in which case any losses on the holdings being hedged may not be reduced and may be increased. There can be no assurance that a Fund’s hedging strategy will reduce risk or that hedging transactions will be either available or cost effective. A Fund is not required to use hedging and may choose not to do so.
DIVIDEND RISK –  Income provided by a Fund may be affected by changes in the dividend policies of the companies in which the Fund invests and the capital resources available for such payments at such companies. Issuers that have paid regular dividends or distributions to shareholders may not continue to do so at the same level or at all in the future. In addition, securities that pay dividends as a group can fall out of favor with the market, causing a Fund during such periods to underperform funds that do not focus on dividend-paying companies. A Fund’s focus on dividend paying investments may cause the Fund’s share price and total return to fluctuate more than the share price and total return of funds that do not focus their investments on dividend paying securities.
EQUITY RISK –  Equity securities represent an ownership interest, or the right to acquire an ownership interest, in a company. Equity securities include but are not limited to common stock, preferred stock, securities convertible into common or preferred stock and warrants or rights to acquire common stock, including options. The value of an equity security may be based on the real or perceived success or failure of the particular company’s business, any income paid to stockholders in the form of a dividend, the value of the company’s assets, general market conditions, or investor sentiment generally. Equity securities may have greater price volatility than other types of investments. These risks are generally magnified in the case of equity investments in distressed companies.
Initial Public Offering Risk –  IPOs are initial public offerings of equity securities. Securities issued in IPOs have no trading history, and information about the companies may only be available for very limited periods. Some of the companies involved in new industries may be regarded as developmental stage companies, without revenues or operating income, or the near-term prospects of them. Many IPOs are by small- or micro-cap companies that are undercapitalized. In addition, the prices of securities sold in IPOs may be highly volatile or may decline shortly after the IPO is complete. Although investments in IPOs have the potential to produce substantial gains in a short period of time, there is no assurance that a Fund will have access to profitable IPOs, that any particular IPO will be successful, or that any gains will be sustainable. Investors should not rely on past gains attributable to IPOs as an indication of future performance.
Special Purpose Acquisition Companies Risk –  A Fund may invest in special purpose acquisition companies (“SPACs”) or similar special purpose entities. SPACs are collective investment structures that pool funds in order to seek potential acquisition opportunities. SPACs and similar entities may be blank check companies with no operating history or ongoing business other than to seek a potential acquisition. Because SPACs and similar entities have no operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable acquisition. Some SPACs may pursue acquisitions only within certain industries or regions, which may increase the volatility of their securities’ prices. In addition, these securities, which are typically traded in the OTC market, may be considered illiquid and/or be subject to restrictions on resale.
LARGE CAP SECURITIES RISK –  The securities of large market capitalization companies may underperform other segments of the market because such companies may be less responsive to competitive challenges and opportunities and may be unable to attain high growth rates during periods of economic expansion.
MID CAP SECURITIES RISK –  Mid capitalization stocks involve greater risks than stocks of larger, more established companies and may be subject to more abrupt or erratic price movements. Securities of such issuers may lack sufficient market liquidity to enable a Fund to effect sales at an advantageous time or without a substantial drop in
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price. These companies often have narrower markets, more limited operating or business history, and more limited managerial or financial resources than larger, more established companies. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of a Fund’s portfolio. Generally, the smaller the company size, the greater these risks.
SMALL CAP SECURITIES RISK –  Small capitalization stocks may be more risky than stocks of larger capitalization companies. Historically, small capitalization stocks and stocks of recently organized companies are subject to increased price volatility due to: less certain growth prospects; lower degree of liquidity in the markets for such stocks; thin trading that could result in the stocks being sold at a discount or in small lots over an extended period of time; limited product lines, markets or financial resources; dependence on a few key management personnel; increased sensitivity to changes in interest rates, borrowing costs and earnings; difficulty in obtaining information on smaller capitalization companies as compared with larger capitalization companies; greater sensitivity to changing economic conditions and increased risk of bankruptcy due to adverse developments or management changes affecting the company; and greater difficulty borrowing money to continue or expand operations.
When a Fund invests in smaller company stocks that might trade infrequently, investors might seek to trade Fund shares based on their knowledge or understanding of the value of those securities (this is sometimes referred to as “price arbitrage”). If such price arbitrage were successful, it might interfere with the efficient management of a Fund’s portfolio and the Fund may be required to sell securities at disadvantageous times or prices to satisfy the liquidity requirements created by that activity. Successful price arbitrage might also dilute the value of Fund shares held by other shareholders.
ESG INTEGRATION RISK –  The ESG characteristics that may be evaluated as part of a Fund’s investment process are anticipated to evolve over time and one or more characteristics may not be relevant with respect to all issuers that are eligible for investment. The relevance and weightings of specific ESG characteristics to the investment process varies across asset classes, sectors and strategies. ESG characteristics are one of several factors that may be considered by the portfolio manager(s) and as a result, the companies (or issuers) in which a Fund invests may not be companies (or issuers) with favorable ESG characteristics or high ESG ratings. ESG characteristics may be evaluated differently by different portfolio manager(s) and may not carry the same meaning to all investors and portfolio manager(s). While the portfolio manager(s) believe that the integration of material ESG characteristics into a Fund’s investment process has the potential to identify financial risks and contribute to a Fund’s long-term performance, there is no guarantee that the integration of ESG characteristics will result in better performance. The analysis of ESG characteristics is subjective and investors can differ in their views of what constitutes positive or negative ESG characteristics. ESG information and data, including that provided by third parties, may be incomplete, inaccurate, or unavailable, which could adversely affect the analysis relevant to a particular investment. Further, the regulatory landscape with respect to ESG investing in the United States is still developing and future rules and regulations may require a Fund to modify or alter its investment process with respect to ESG integration.
EXCHANGE TRADED NOTES RISK –  Exchange traded notes (“ETNs”) are a type of unsecured, unsubordinated debt security that have characteristics and risks, including credit risk, similar to those of fixed-income securities and trade on a major exchange similar to shares of ETFs. Unlike other types of fixed income securities, however, the performance of ETNs is based upon that of a market index or other reference asset minus fees and expenses, no coupon payments are made and no principal protection exists. The value of an ETN may be affected by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying commodities or securities markets, changes in the applicable interest rates, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the referenced commodity or security. A Fund’s ability to sell its ETN holdings also may be limited by the availability of a secondary market and the Fund may have to sell such holdings at a discount. ETNs also are subject to counterparty credit risk, fixed-income risk and tracking error risk (where the ETN’s performance may not match or correlate to that of its market index). ETNs also incur certain expenses not incurred by their applicable index.
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FOREIGN INVESTMENTS RISK –  Investments in foreign securities may be riskier than investments in U.S. securities and may also be less liquid, more volatile and more difficult to value than securities of U.S. issuers. Foreign investments may be affected by the following:
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changes in currency exchange rates
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changes in foreign or U.S. law or restrictions applicable to such investments and in exchange control regulations
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increased volatility
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substantially less volume on foreign stock markets and other securities markets
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higher commissions and dealer mark-ups
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inefficiencies in certain foreign clearance and settlement procedures that could result in an inability to execute transactions or delays in settlement
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less uniform accounting, auditing and financial reporting standards
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less publicly available information about a foreign issuer or borrower
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less government regulation and oversight
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unfavorable foreign tax laws
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political, social, economic or diplomatic developments in a foreign country or region or the U.S. (including the imposition of sanctions, tariffs, or other governmental restrictions)
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differences in individual foreign economies
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geopolitical events (including wars, military conflicts, pandemics and epidemics) that may disrupt securities markets and adversely affect global economies and markets
The type and severity of sanctions and other similar measures, including counter sanctions and other retaliatory actions, that may be imposed on one or more countries in which a Fund may invest could vary broadly in scope, and their impact is impossible to predict. These types of measures may include, but are not limited to, banning a sanctioned country from global payment systems that facilitate cross-border payments, restricting the settlement of securities transactions by certain investors, and freezing the assets of particular countries, entities, or persons. The imposition of sanctions and other similar measures could, among other things, cause a decline in the value and/or liquidity of securities issued by the sanctioned country or companies located in or economically tied to the sanctioned country, downgrades in the credit ratings of the sanctioned country or companies located in or economically tied to the sanctioned country, devaluation of the sanctioned country’s currency, and increased market volatility and disruption in the sanctioned country and throughout the world. Sanctions and other similar measures could limit or prevent a Fund from buying and selling securities (in the sanctioned country and other markets), significantly delay or prevent the settlement of securities transactions, and significantly impact the Fund’s liquidity and performance.
Governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth. In addition, global economies and financial markets are becoming increasingly interconnected, which increases the possibility that conditions in one country or region might adversely impact issuers in a different country or region.
The impact of the United Kingdom’s departure from the European Union (“EU”), commonly known as “Brexit,” and the potential departure of one or more other countries from the EU has and may have significant political and financial consequences for global markets. These consequences include greater market volatility and illiquidity, currency fluctuations, deterioration in economic activity, a decrease in business confidence and an increased likelihood of a recession in such markets. Uncertainty relating to the United Kingdom’s post-departure framework and relationships may have adverse effects on asset valuations and the renegotiation of trade agreements, as well as an increase in financial regulation in such markets. This may adversely impact Fund performance.
EMERGING MARKETS RISK –  The risks of foreign investments are usually greater for emerging markets. Investments in emerging markets may be considered speculative. Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. They are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging markets have far lower trading volumes and less liquidity than developed markets. Since these markets are often small, they may be more likely to suffer sharp and frequent price changes or long-term price depression because of adverse publicity, investor perceptions or the actions of a few large investors. Emerging market trading hours, clearance and settlement procedures, and holiday schedules may limit a Fund’s ability to buy and sell securities in emerging markets. In addition, traditional measures of investment value used in the United States, such as price to earnings ratios, may not apply to certain small markets. Also, there may be less publicly available information about issuers in emerging markets than
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would be available about issuers in more developed capital markets, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject. Many emerging markets have histories of political instability and abrupt changes in policies. As a result, their governments are more likely to take actions that are hostile or detrimental to private enterprise or foreign investment than those of more developed countries, including expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments. In such an event, it is possible that a Fund could lose the entire value of its investments in the affected market. Some countries have pervasive corruption and crime that may hinder investments. Certain emerging markets may also face other significant internal or external risks, including the risk of war (such as Russia’s invasion of Ukraine and the conflict between Israel and Hamas), and ethnic, religious and racial conflicts. In addition, governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth. Emerging markets may also have differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign or U.S. governmental laws or restrictions applicable to such investments. Settlements of trades in emerging markets may be subject to significant delays. The inability to make intended purchases of securities due to settlement problems could cause missed investment opportunities. Losses could also be caused by an inability to dispose of portfolio securities due to settlement problems. Sometimes, emerging markets may lack or be in the relatively early development of legal structures governing private and foreign investments and private property, and the ability of U.S. authorities (e.g., SEC and the U.S. Department of Justice) and investors (e.g., the Funds) to bring actions against bad actors may be limited. As a result of these legal structures and limitations, a Fund faces the risk of being unable to enforce its rights with respect to its investments in emerging markets, which may cause losses to the Fund. In addition to withholding taxes on investment income, some countries with emerging markets may impose differential capital gains taxes on foreign investors.
In addition, as much of China’s growth over recent decades has been a result of significant investment in substantial export trade, international trade tensions may arise from time to time, which can result in trade tariffs, embargoes, trade limitations, trade wars and other negative consequences. These consequences may trigger a significant reduction in international trade, the oversupply of certain manufactured goods, substantial price reductions of goods and possible failure of individual companies and/or large segments of China’s export industry with a potentially severe negative impact to a Fund. In addition, it is possible that the continuation or worsening of the current political climate could result in regulatory restrictions being contemplated or imposed in the U.S. or in China that could have a material adverse effect on a Fund’s ability to invest in accordance with its investment policies and/or achieve its investment objective.
The risks outlined above are often more pronounced in “frontier markets” in which a Fund may invest. Frontier markets are those emerging markets that are considered to be among the smallest, least mature and least liquid. These factors make investing in frontier market countries significantly riskier than investing in other countries.
GROWTH INVESTING STYLE RISK –  Growth companies are companies whose earnings and stock prices are expected to grow at a faster rate than the overall market. If the portfolio manager incorrectly assesses a company’s prospects for growth or how other investors will value the company’s growth, then the price of the company’s stock may decrease, or may not increase to the level anticipated by the portfolio manager. Growth companies are often newer or smaller companies, or established companies that may be entering a growth cycle in their business. Growth stocks may be more volatile than other stocks because they are more sensitive to investors’ perceptions of the issuing company’s growth potential. Also, the growth investing style may over time go in and out of favor. At times when the growth investing style is out of favor, a Fund may underperform other equity funds that use different investing styles.
HEALTHCARE CONCENTRATION RISK –  The performance of a fund that focuses on a single industry or sector of the economy depends in large part on the performance of that industry or sector. As a result, such fund may be subject to increased price volatility and may be more susceptible to adverse developments than a fund that invests more widely. Many healthcare-related companies are smaller and less seasoned than companies in other sectors. Healthcare-related companies may also be strongly affected by scientific or technological developments, and their products may quickly become obsolete. The profitability of healthcare-related companies may be affected by extensive government regulation, restrictions on government reimbursement for medical expenses, rising or falling costs of medical products and services, pricing pressure, an increased emphasis on outpatient services, a limited number of products, industry innovation, changes in technologies and other market developments. Many healthcare companies are heavily dependent on patent protection and the actual or perceived safety and efficiency of their products. The expiration of patents may adversely affect the profitability of these companies. Patents have a limited duration, and, upon expiration, other companies may market substantially similar “generic” products that are typically sold at a lower price
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than the patented product, which can cause the original developer of the product to lose market share and/or reduce the price charged for the product, resulting in lower profits for the original developer. As a result, the expiration of patents may adversely affect the profitability of these companies.
Many healthcare companies are subject to extensive litigation based on product liability and similar claims. Further, many healthcare-related companies offer products and services that are subject to governmental regulation and may be adversely affected by changes in governmental policies or laws. Changes in governmental policies or laws may span a wide range of topics, including cost control, national health insurance, incentives for compensation in the provision of healthcare services, tax incentives and penalties related to healthcare insurance premiums, and promotion of prepaid healthcare plans. In addition, a number of legislative proposals concerning healthcare have been considered by the U.S. Congress in recent years. It is unclear what proposals will ultimately be enacted, if any, and what effect they may have on companies in the healthcare sector. Many new products in the healthcare sector may be subject to regulatory approvals. The process of obtaining such approvals may be long and costly, which can result in increased development costs, delayed cost recovery and loss of competitive advantage to the extent that rival companies have developed competing products or procedures, adversely affecting the company’s revenues and profitability. In other words, delays in the regulatory approval process may diminish the opportunity for a company to profit from a new product or to bring a new product to market, which could have a material adverse effect on a company’s business.
Healthcare companies are subject to competitive forces that may make it difficult to raise prices and, in fact, may result in price discounting. Additionally, the expansion of facilities by healthcare-related providers may be subject to “determinations of need” by certain government authorities. This process not only generally increases the time and costs involved in these expansions, but also makes expansion plans uncertain, limiting the revenue and profitability growth potential of healthcare-related facilities operators and negatively affecting the prices of their securities.
ILLIQUID INVESTMENTS RISK –  An illiquid investment means an investment that a Fund reasonably expects cannot be sold or disposed of in current market conditions within seven calendar days without the sale or disposition significantly changing the market value of the investment, as determined under the Fund’s liquidity risk management program. In addition, securities and other investments purchased by a Fund that are liquid at the time of purchase may subsequently become illiquid due to events relating to the issuer of the securities, market events, rising interest rates, economic conditions or investor perceptions. If a Fund holds illiquid investments, it may be unable to quickly sell them or may be able to sell them only at a price below current value. If one or more of a Fund’s investments becomes illiquid, the Fund may exceed its limit on such investments. In this case, the Fund will consider appropriate steps to bring the Fund’s holdings back under the limit.
LARGE SHAREHOLDER TRANSACTION RISK –  A Fund may experience adverse effects when certain large shareholders purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions may cause a Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in a Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Additionally, redemptions by a large shareholder also potentially limit the use of any capital loss carryforwards and other losses to offset future realized capital gains (if any) and may limit or prevent a Fund’s use of tax equalization.
MARKET RISK –  Market risk is the risk that one or more markets in which a Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Securities or other investments may decline in value due to factors affecting securities markets generally or individual issuers. The value of a security or other investment may change in value due to general market conditions that are not related to a particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally as well as global trade policies and political unrest or uncertainties. The value of a security or other investment may also change in value due to factors that affect an individual issuer, including data breaches and cybersecurity attacks, or a particular sector or industry. During a general downturn in the securities or other markets, multiple asset classes may decline in value simultaneously. When markets perform well, there can be no assurance that securities or other investments held by a Fund will participate in or otherwise benefit from the advance. Any market disruptions, including those arising out of geopolitical events (including wars, military conflicts, pandemics and epidemics) or natural/environmental disasters, could also prevent a Fund from executing advantageous investment decisions in a timely manner. The adverse impact of any one or more of these events on the market value of Fund investments could be significant and cause losses. A widespread health crisis, such as a global pandemic, could cause substantial market volatility, exchange trading
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suspensions or restrictions and closures of securities exchanges and businesses, impact the ability to complete redemptions, and adversely impact Fund performance. The outbreak of COVID-19, a respiratory disease caused by a novel coronavirus, negatively affected the worldwide economy, created supply chain disruptions and labor shortages, and impacted the financial health of individual companies and the market in significant and unforeseen ways. The future impact of COVID-19 is currently unknown. The effects to public health, business and market conditions resulting from COVID-19 pandemic have had, and may continue to have, a significant negative impact on the performance of certain investments, including exacerbating other pre-existing political, social and economic risks.
OTHER INVESTMENT COMPANIES RISK –  Investments in securities of other investment companies, including ETFs, are generally subject to limitations prescribed by the 1940 Act and its rules, and applicable SEC staff interpretations or applicable exemptive relief granted by the SEC. Such investments subject a Fund to the risks that apply to the other investment company, including market and selection risk, and may increase a Fund’s expenses to the extent the Fund pays fees, including investment advisory and administrative fees, charged by the other investment company. The success of a Fund’s investment in these securities is directly related, in part, to the ability of the other investment companies to meet their investment objective.
Investments in ETFs and listed closed-end funds are subject to the additional risk that shares of the ETF or closed-end fund may trade at a premium or discount to their net asset value per share. There may also not be an active trading market available for shares of some ETFs or closed-end funds. Additionally, trading of ETF and closed-end fund shares may be halted and ETF and closed-end fund shares may be delisted by the listing exchange. In addition, a Fund pays brokerage commissions in connection with the purchase and sale of shares of ETF and closed-end funds. ETFs and closed-end funds are also subject to specific risks depending on the nature of the ETF or closed-end fund, such as liquidity risk, sector risk, and foreign and emerging markets risk, as well as risks associated with fixed income securities, real estate investments and commodities. Closed-end funds may utilize more leverage than other types of investment companies. They can utilize leverage by issuing preferred stocks or debt securities to raise additional capital which can, in turn, be used to buy more securities and leverage its portfolio.
A business development company (“BDC”), which is a type of closed-end fund, typically invests in small and medium-sized companies. A BDC’s portfolio is subject to the risks inherent in investing in smaller companies, including that portfolio companies may be dependent on a small number of products or services and may be more adversely affected by poor economic or market conditions. Some BDCs invest substantially, or even exclusively, in one sector or industry group and therefore the BDC may be susceptible to adverse conditions and economic or regulatory occurrences affecting the sector or industry group, which tends to increase volatility and result in higher risk. The Small Business Credit Availability Act permits BDCs to adopt a lower asset coverage ratio, thereby enhancing their ability to use leverage. Investments in BDCs that use greater leverage may be subject to heightened risks.
A Fund will indirectly bear a pro rata share of fees and expenses incurred by any investment companies in which the Fund is invested. A Fund’s pro rata portion of the cumulative expenses charged by the investment companies is calculated as a percentage of the Fund’s average net assets. The pro rata portion of the cumulative expenses may be higher or lower depending on the allocation of a Fund’s assets among the investment companies and the actual expenses of the investment companies. Business development company expenses are similar to the expenses paid by any operating company held by a Fund. They are not direct costs paid by Fund shareholders and are not used to calculate a Fund’s net asset value. They have no impact on the costs associated with Fund operations.
PREFERRED STOCK RISK – The prices and yields of nonconvertible preferred stocks generally move with changes in interest rates and the issuer’s credit quality, similar to debt securities. The value of convertible preferred stocks varies in response to many factors, including, for example, the value of the underlying equity securities, general market and economic conditions and convertible market valuations, as well as changes in interest rates, credit spreads and the credit quality of the issuer.
PRIVATE PLACEMENT RISK –  Investments in private placements are generally considered to be illiquid. Privately placed securities may be difficult to sell promptly or at reasonable prices and might thereby cause a Fund difficulty in satisfying redemption requests. In addition, less information may be available about companies that make private placements than about publicly offered companies and such companies may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded. Privately placed securities are typically fair valued and generally have no secondary trading market; therefore, such investments may be more difficult to value than publicly traded securities. Difficulty in valuing a private placement may make it difficult to accurately determine a Fund’s exposure to private placement investments, which could cause the Fund to invest to a greater extent than permitted in illiquid investments and subject the Fund to increased risks. Private placement investments
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may subject the Fund to contingent liabilities in the event a private issuer is acquired by another company during the period it is held by the Fund. Private placement investments may involve a high degree of business and financial risk and may result in substantial losses. These factors may have a negative effect on a Fund’s performance.
QUANTITATIVE INVESTING RISK –  The value of securities or other investments selected using quantitative analysis may perform differently from the market as a whole or from their expected performance for many reasons, including, but not limited to, factors used in building the quantitative analytical framework, the weights placed on each factor, the accuracy of historical data supplied by third parties, and changing sources of market returns. The models used may be predictive in nature and such models may result in an incorrect assessment of future events. There may also be technical issues with the construction and implementation of quantitative models (for example, software or other technology malfunctions, or programming inaccuracies). The use of quantitative analysis to support investment decisions may cause a Fund to underperform other funds that have similar investment strategies or that select securities or other investments using other types of analysis. In addition, considerations that affect a security’s or other investment’s value can change over time and these changes may not be reflected in the quantitative model. There can be no assurance that quantitative investing will help a Fund to achieve its investment objective.
REAL ESTATE RELATED SECURITIES RISK –  The main risk of real estate related securities, including real estate investment trusts (“REITs”), is that the value of the underlying real estate may go down. Many factors may affect real estate values. These factors include both the general and local economies, vacancy rates, tenant bankruptcies, the ability to re-lease space under expiring leases on attractive terms, the amount of new construction in a particular area, the laws and regulations (including zoning and tax laws) affecting real estate and the costs of owning, maintaining and improving real estate. The availability of mortgages and changes in interest rates, a decline in rents resulting from unanticipated economic, legal or technological developments or a decline in the price of securities of real estate companies due to a failure of borrowers to pay their loans or poor management may also affect real estate values. The real estate sector is particularly sensitive to economic downturns. When economic growth is slow, demand for property decreases and prices may decline. If a Fund’s real estate related investments are concentrated in one geographic area or in one property type, the Fund will be particularly subject to the risks associated with that area or property type.
Investments in REITs, which pool investor money to invest in real estate and real estate related holdings, involve unique risks. REITs may have limited financial resources, may trade less frequently and in limited volume and may be more volatile than other securities. REITs depend generally on their ability to generate cash flow to make distributions to shareholders or unitholders, and may be subject to defaults by borrowers and to self-liquidations. Many issuers of real estate related securities are highly leveraged, which increases the risk to holders of such securities. REITs are also subject to additional risks, such as poor performance by the manager of the REIT, adverse changes to the tax laws, failure by the REIT to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended, or failure to maintain exemption from registration under the 1940 Act. In addition, some REITs have limited diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property, which may make REITs more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Also, the organizational documents of a REIT may contain provisions that make changes in control of the REIT difficult and time-consuming. Because REITs are pooled investment vehicles that have expenses of their own, a Fund will indirectly bear its proportionate share of those expenses. REITs and other real estate related securities tend to be small- to mid-cap stocks that are subject to risks of investing in small- to mid-cap stocks.
RESTRICTED SECURITIES RISK –  Restricted securities are securities that cannot be offered for public resale unless registered under the applicable securities laws or that have a contractual restriction that prohibits or limits their resale. Restricted securities include private placement securities that have not been registered under the applicable securities laws, such as Rule 144A securities, and securities of U.S. and non-U.S. issuers that are issued pursuant to Regulation S. Restricted securities may not be listed on an exchange and may have no active trading market. Restricted securities may be illiquid. A Fund may be unable to sell them on short notice or may be able to sell them only at a price below current value. Also, a Fund may get only limited information about the issuer of a restricted security, so it may be less able to predict a loss. In addition, if Fund management receives material non-public information about the issuer, a Fund may as a result be unable to sell the securities. Certain restricted securities may involve a high degree of business and financial risk and may result in substantial losses. Please see “Rule 144A Securities and Regulation S Securities Risk” below.
Rule 144A Securities and Regulation S Securities Risk –  “Rule 144A” securities are privately placed, restricted securities that may only be resold under certain circumstances to other qualified institutional buyers. Rule 144A investments are subject to certain additional risks compared to publicly traded securities. If there are not enough qualified buyers interested in purchasing Rule 144A securities when a Fund wishes to sell such securities, the
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Fund may be unable to dispose of such securities promptly or at reasonable prices. For this reason, although Rule 144A securities are generally considered to be liquid, a Fund’s holdings in Rule 144A securities may adversely affect the Fund’s overall liquidity if qualified buyers become uninterested in buying them at a particular time. Issuers of Rule 144A securities are required to furnish information to potential investors upon request. However, the required disclosure is much less extensive than that required of public companies and is not publicly available. Further, issuers of Rule 144A securities can require recipients of the information (such as the Fund) to agree contractually to keep the information confidential, which could also adversely affect a Fund’s ability to dispose of a security. Offerings of Regulation S securities may be conducted outside of the United States. Regulation S securities are generally less liquid than registered securities, as a result, a Fund may take longer to liquidate these positions than would be the case for publicly traded securities. Although Regulation S securities may be resold in privately negotiated transactions, the price realized from these sales could be less than those originally paid by a Fund. Further, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded. Accordingly, Regulation S securities may involve a high degree of business and financial risk and may result in substantial losses.
SECTOR RISK –  To the extent a Fund invests more heavily in particular sectors, its performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors may be more volatile, and may perform differently, than the broader market. The following summarizes the risks associated with investing in certain sectors:
Consumer Discretionary Sector Risk –  Companies in the consumer discretionary sector are subject to the risks associated with adverse changes in consumer sentiment and buying patterns, the effects of inflation, and disruptions in the supply chain that negatively impact the availability of products. Companies in this sector may also be adversely affected by supply and demand for certain products and services, price fluctuations, product obsolescence and product liability claims, governmental regulation, exchange rates, world events, general economic conditions and other factors. In addition, certain companies in the consumer discretionary sector may be cyclical and have occasional sharp price movements resulting from changes in the economy, fuel prices, labor agreements and insurance costs.
Communication Services Sector Risk–  Companies in the communication services sector may be greatly affected by technological advancements and market competition, including research and development costs, substantial capital requirements, pricing competition and government regulations. Certain communication services companies may also be susceptible to network security breaches and may be targets of hacking and potential theft of proprietary or consumer information or disruptions in service. This sector may be impacted by fluctuating market demands, as well as shifting demographics and unpredictable changes in consumer preferences.
Health Care Sector Risk –  Companies in the health care sector are subject to extensive government regulation and their profitability can be significantly affected by restrictions on government reimbursement for medical expenses, rising costs of medical products and services, pricing pressure (including price discounting), limited product lines and an increased emphasis on the delivery of healthcare through outpatient services. These companies may also be subject to extensive litigation based on product liability and similar claims.
Financial Sector Risk –  Companies in the financial services sector are subject to extensive governmental regulation and their profitability is largely dependent on the availability and cost of capital and can fluctuate significantly when interest rates change or due to increased competition. Credit losses resulting from financial difficulties of borrowers and financial losses associated with investment activities can negatively impact the sector. Insurance companies may be subject to severe price competition. Adverse economic, business or political developments could adversely affect financial institutions engaged in mortgage finance or other lending or investing activities directly or indirectly connected to the value of real estate.
Industrials Sector Risk –  The prices of securities in the industrials sector can be volatile and can be impacted significantly by supply and demand for certain products and services, product obsolescence and product liability claims, government regulation, exchange rates, world events, general economic conditions and other factors. In addition, certain companies in the industrials sector may be cyclical and have occasional sharp price movements resulting from changes in the economy, fuel prices, labor agreements and insurance costs.
Information Technology Sector Risk –  Companies in the information technology sector face intense competition, both domestically and internationally, which may have an adverse effect on their profit margins. Companies in this sector may have limited product lines, markets, financial resources or personnel. The products of information technology companies may face obsolescence due to rapid technological developments, frequent
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new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Companies in the information technology sector are heavily dependent on patent and intellectual property rights. The loss or impairment of these rights may adversely affect the profitability of these companies.
Utilities Sector Risk –  The prices of securities in the utilities sector can be volatile and can be impacted significantly by supply and demand for services or fuel, financing costs, government regulation, conservation programs, commodity price fluctuations and other factors. Government regulation of utility companies may limit such companies’ profits or the dividends they can pay to investors. In addition, utility companies may face regulatory restrictions with respect to expansion to new markets, limiting their potential.
SECURITIES LENDING RISK –  Securities lending involves the risk that a Fund may lose money because the borrower of the securities the Fund has loaned out fails to return the securities in a timely manner or at all. A Fund could also lose money in the event of a decline in the value of the collateral provided for loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for a Fund. Securities lending also involves exposure to certain additional risks, including operational risk (i.e., the risk of losses resulting from problems in the settlement and accounting process –  especially so in certain international markets), “gap” risk (i.e., the risk of a mismatch between the return on cash collateral reinvestments and the fees a Fund has agreed to pay a borrower), risk of loss of collateral, credit, legal, counterparty and market risk. Although a Fund’s securities lending agent has agreed to provide the Fund with indemnification in the event of a borrower default, the Fund is still exposed to the risk of losses in the event a borrower does not return the Fund’s securities as agreed and the agent fails to indemnify the Fund.
USE AS AN UNDERLYING FUND RISK –  A Fund may be an investment (an “Underlying Fund”) of one or more fund of funds. The term “fund of funds” refers to a fund that pursues its investment objective by investing primarily in other funds. As a result, a Fund may be subject to the following risks:
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A Fund, as an Underlying Fund, may experience relatively large redemptions or investments as the fund of funds periodically reallocates or rebalances its assets. These transactions may cause the Fund to sell securities to meet such redemptions, or to invest in cash, at times it would not otherwise do so, and may as a result increase transaction costs and adversely affect Fund performance.
•
Such transactions could increase or decrease the frequency of capital gain recognition by a Fund and could affect the timing, amount and character of distributions you receive from a Fund.
VALUATION RISK –  This is the risk that a Fund has valued a security at a price different from the price at which it can be sold. This risk may be especially pronounced for investments that may be illiquid or may become illiquid and for securities that trade in relatively thin markets and/or markets that experience extreme volatility. A Fund’s ability to value its investments in an accurate and timely manner may be impacted by technological issues and/or errors by third party service providers, such as pricing services or accounting agents. If market conditions make it difficult to value certain investments, a Fund may value these investments using more subjective methods, such as fair-value methodologies. Investors who purchase or redeem Fund shares on days when the Fund is holding fair-valued securities may receive fewer or more shares, or lower or higher redemption proceeds, than they would have received if the Fund had not fair-valued the securities or had used a different valuation methodology. The value of foreign securities, certain fixed income securities and currencies, as applicable, may be materially affected by events after the close of the markets on which they are traded, but before a Fund determines its NAV.
VALUE INVESTING STYLE RISK –  Using a value investing style to select investments involves special risks, particularly if it is used as part of a “contrarian” approach to evaluating issuers. Value investing seeks to identify companies that are priced below their intrinsic or prospective worth. Overlooked or otherwise undervalued securities are subject to a significant risk that they may never attain their potential value or may even be overpriced. A value stock may decrease in price or may not increase in price as anticipated by the sub-adviser if it continues to be undervalued by the market or the factors that the sub-adviser believes will cause the stock price to increase do not occur. Also, the value investing style may over time go in and out of favor. At times when the value investing style is out of favor, a Fund may underperform other equity funds that use different investing styles. “Value” securities can be undervalued by the market for long periods of time.
VOLATILITY RISK –  The value of a Fund’s investments may fluctuate over a relatively short period of time. These fluctuations may cause a Fund’s net asset value per share to experience significant changes over similarly short periods of time.
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Disclosure of Portfolio Holdings
Each Fund will publicly disclose its complete month-end portfolio holdings, which may exclude certain de minimis or short-term investments, on its website at hartfordfunds.com no earlier than 25 calendar days after the end of each month. Each Fund also will publicly disclose on its website the largest ten holdings in which it invests (and the percentage invested in each) no earlier than 15 calendar days after the end of each month. A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio securities is available in the Funds’ SAI.
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The Investment Manager and Sub-Adviser
The Investment Manager
Hartford Funds Management Company, LLC (the “Investment Manager”) is the investment manager to each Fund. The Investment Manager is an indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), a Connecticut-based financial services company. As of December 31, 2023, the Investment Manager and its wholly owned subsidiary, Lattice Strategies LLC, had approximately $129.3 billion in discretionary assets under management. The Investment Manager is responsible for the management of the Funds and supervises the activities of the investment sub-adviser described below. The Investment Manager is principally located at 690 Lee Road, Wayne, Pennsylvania 19087.
“Manager of Managers” Structure
The Investment Manager and the Funds rely on an exemptive order (the “Order”) from the U.S. Securities and Exchange Commission (“SEC”) under which the Funds operate pursuant to a “Manager of Managers” structure. The Investment Manager has responsibility, subject to oversight by the respective Board of Directors, to oversee the sub-adviser and recommend its hiring, termination and replacement. The Order permits the Investment Manager, on behalf of a Fund and subject to the approval of the Board of Directors, to hire, and to materially amend any existing or future sub-advisory agreement with, sub-advisers that are not affiliated with the Investment Manager (the “Original Relief”), as well as sub-advisers that are indirect or direct, wholly-owned subsidiaries of the Investment Manager or of another company that, indirectly or directly wholly owns the Investment Manager (the “Expanded Relief”), in each case without obtaining approval from the respective Fund’s shareholders. Shareholders of each of MidCap Value Fund and Small Cap Value Fund have approved the operation of the Fund under (i) both the Original Relief and the Expanded Relief set forth in the Order and/or (ii) any future law, regulation, guidance, or exemptive relief provided by the SEC. Shareholders of each of Capital Appreciation Fund, Core Equity Fund, Dividend and Growth Fund, Equity Income Fund, Growth Opportunities Fund, Healthcare Fund, MidCap Fund, Small Cap Growth Fund, and Small Company Fund have approved the operation of the Fund under the “Manager of Managers” structure under the Original Relief set forth in the Order. Within 90 days after hiring any new sub-adviser, the respective Fund’s shareholders will receive information about any new sub-advisory relationship.
The Investment Sub-Adviser
Wellington Management serves as each Fund’s sub-adviser and performs the daily investment of the assets for each Fund. Wellington Management is a Delaware limited liability partnership with principal offices at 280 Congress Street, Boston, Massachusetts 02210. Wellington Management is a professional investment counseling firm that provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 80 years. Wellington Management is owned by the partners of Wellington Management Group LLP, a Massachusetts limited liability partnership. As of December 31, 2023, Wellington Management and its investment advisory affiliates had investment management authority with respect to approximately $1.22 trillion in assets.
Portfolio MANAGERS
The portfolio managers for each Fund are set forth below. The individual responsibilities of each portfolio manager to a Fund may differ and may include, among other things, security selection for all or a portion of the Fund, involvement in portfolio construction, asset allocation, and/or general oversight of the portfolio management of the Fund. The Funds’ SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Funds they manage.
Capital Appreciation Fund
The Fund employs a multiple portfolio manager structure. Gregg R. Thomas, CFA and Thomas S. Simon, CFA, FRM select and oversee the Fund’s portfolio management teams and determine how Fund assets are allocated among the Fund’s portfolio management teams. Ms. Ramchandani supports Mr. Thomas and Mr. Simon and is involved in overseeing the allocation of assets among the Fund’s portfolio management teams. Each of Mr. Simon, Mr. Thomas, and Ms. Ramchandani may directly manage a sleeve and may change the underlying “sleeve” portfolio managers at any time without notice to shareholders. Each portfolio management team has full discretion to manage its sleeve. The portfolio managers with the most significant responsibilities are set forth below.
Gregg R. Thomas, CFA, Senior Managing Director and Director, Investment Strategy of Wellington Management, has served as a portfolio manager for the Fund since 2013. Mr. Thomas rejoined Wellington Management in 2002 and has been an investment professional since 1993.
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Thomas S. Simon, CFA, FRM, Senior Managing Director and Portfolio Manager of Wellington Management, has served as a portfolio manager for the Fund since 2019 and has been involved in research and portfolio construction for the Fund since 2016. Mr. Simon joined Wellington Management in 2009 and has been an investment professional since 2001.
Veenu Ramchandani, CFA, Vice President and Portfolio Manager of Wellington Management, has served as a portfolio manager for the Fund since 2024 and has been involved in securities analysis for the Fund since 2022. Ms. Ramchandani joined Wellington Management as an investment professional in 2022. Prior to joining Wellington Management, Ms. Ramchandani was a senior investment manager at Abu Dhabi Investment Authority (2016 –  2021) and held a variety of roles at Goldman Sachs Asset Management (2006 –  2016).
Core Equity Fund
Douglas W. McLane, CFA, Senior Managing Director and Equity Portfolio Manager of Wellington Management, has served as a portfolio manager for the Fund since 2017 and has been involved in securities analysis for the Fund since 2011. Mr. McLane joined Wellington Management as an investment professional in 2011.
David A. Siegle, CFA, Managing Director and Equity Portfolio Manager of Wellington Management, has served as a portfolio manager for the Fund since 2017 and has been involved in securities analysis for the Fund since 2008. Mr. Siegle joined Wellington Management as an investment professional in 2001.
Mammen Chally, CFA, Senior Managing Director and Equity Portfolio Manager of Wellington Management, has served as a portfolio manager for the Fund since 2010 and has been involved in portfolio management and securities analysis for the Fund since its inception in 1998. Mr. Chally joined Wellington Management as an investment professional in 1994. Effective June 30, 2024, Mr. Chally will no longer serve as a portfolio manager for the Fund.
Dividend and Growth Fund
Matthew G. Baker, Senior Managing Director and Equity Portfolio Manager of Wellington Management, has served as a portfolio manager for the Fund since 2010 and has been involved in securities analysis for the Fund since 2004. Mr. Baker joined Wellington Management as an investment professional in 2004.
Nataliya Kofman, Senior Managing Director and Equity Portfolio Manager of Wellington Management, has served as a portfolio manager for the Fund since 2019 and has been involved in securities analysis for the Fund since 2006. Ms. Kofman joined Wellington Management as an investment professional in 2006.
Brian J. Schmeer, CFA, Managing Director and Equity Research Analyst of Wellington Management, has served as a portfolio manager for the Fund since 2023 and has been involved in securities analysis for the Fund since 2017. Mr. Schmeer joined Wellington Management as an investment professional in 2016.
Equity Income Fund
Matthew C. Hand, CFA, Senior Managing Director and Equity Portfolio Manager of Wellington Management, has served as a portfolio manager for the Fund since 2019 and has been involved in securities analysis for the Fund since 2004. Mr. Hand joined Wellington Management as an investment professional in 2004.
Adam H. Illfelder, CFA, Senior Managing Director and Equity Portfolio Manager of Wellington Management, has served as a portfolio manager for the Fund since 2019 and has been involved in securities analysis for the Fund since 2008. Mr. Illfelder joined Wellington Management as an investment professional in 2005. Prior to joining Wellington Management, Mr. Illfelder was an investment professional with Putnam Investments from 1997 to 2005.
Growth Opportunities Fund
Stephen Mortimer, Senior Managing Director and Equity Portfolio Manager of Wellington Management, has served as a portfolio manager for the Fund since 2010 and has been involved in securities analysis for the Fund since 2003. Mr. Mortimer joined Wellington Management as an investment professional in 2001.
Mario E. Abularach, CFA, CMT, Senior Managing Director and Equity Research Analyst of Wellington Management, has served as a portfolio manager for the Fund since 2006 and has been involved in securities analysis for the Fund since 2001. Mr. Abularach joined Wellington Management as an investment professional in 2001.
Healthcare Fund
The Fund is managed by a team of global industry analysts. Each member of the team manages a portion of the Fund based upon their specific areas of coverage within the health care sector. The allocations to each sub-sector are determined by the team with the S&P Composite 1500 Health Care Index sub-industry classifications providing a framework for such allocations.
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Rebecca D. Sykes, CFA, Senior Managing Director and Global Industry Analyst of Wellington Management, has served as a portfolio manager for the Fund since 2020 and has been involved in securities analysis for the Fund since 2007. Ms. Sykes joined Wellington Management in 2007 and has been an investment professional since 2005.
Wen Shi, PhD, CFA, Managing Director and Global Industry Analyst of Wellington Management, has served as a portfolio manager for the Fund since 2021 and has been involved in securities analysis for the Fund since 2015. Dr. Shi joined Wellington Management as an investment professional in 2015.
David M. Khtikian, CFA, Managing Director and Global Industry Analyst of Wellington Management, has served as a portfolio manager for the Fund since 2022 and has been involved in securities analysis for the Fund since 2013. Mr. Khtikian joined Wellington Management as an investment professional in 2013.
Fayyaz Mujtaba, Managing Director and Global Industry Analyst of Wellington Management, has served as a portfolio manager for the Fund since 2022 and has been involved in securities analysis for the Fund since 2013. Mr. Mujtaba joined Wellington Management as an investment professional in 2011.
MidCap Fund
Philip W. Ruedi, CFA, Senior Managing Director and Equity Portfolio Manager of Wellington Management, has served as a portfolio manager for the Fund since 2010. Mr. Ruedi has been involved in securities analysis for the Fund since 2004. Mr. Ruedi joined Wellington Management as an investment professional in 2004.
Mark A. Whitaker, CFA, Senior Managing Director and Equity Portfolio Manager of Wellington Management, has served as a portfolio manager for the Fund since 2010 and has been involved in securities analysis for the Fund since 2004. Mr. Whitaker joined Wellington Management as an investment professional in 2004.
MidCap Value Fund
Gregory J. Garabedian, Senior Managing Director and Equity Portfolio Manager of Wellington Management, has served as a portfolio manager for the Fund since 2017 and has been involved in securities analysis for the Fund since 2006. Mr. Garabedian joined Wellington Management as an investment professional in 2006.
Mark S. Goodman, CFA, Managing Director and Equity Research Analyst of Wellington Management, has served as a portfolio manager for the Fund since 2024 and has been involved in securities analysis for the Fund since 2019. Mr. Goodman joined Wellington Management as an investment professional in 2019. Prior to joining Wellington Management, Mr. Goodman was an investment professional with Chartwell Investment Partners (2007 –  2019), Endowment Capital Group (2003 –  2007), and Merrill Lynch Investment Managers (2000 –  2003).
Small Cap Growth Fund
David A. Siegle, CFA, Managing Director and Equity Portfolio Manager of Wellington Management, has served as a portfolio manager for the Fund since 2017 and has been involved in securities analysis for the Fund since 2009. Mr. Siegle joined Wellington Management as an investment professional in 2001.
Douglas W. McLane, CFA, Senior Managing Director and Equity Portfolio Manager of Wellington Management, has served as a portfolio manager for the Fund since 2017 and has been involved in securities analysis for the Fund since 2011. Mr. McLane joined Wellington Management as an investment professional in 2011.
Mammen Chally, CFA, Senior Managing Director and Equity Portfolio Manager of Wellington Management, has served as a portfolio manager for the Fund since 2009. Mr. Chally joined Wellington Management as an investment professional in 1994. Effective June 30, 2024, Mr. Chally will no longer serve as a portfolio manager for the Fund.
Small Cap Value Fund
Sean Kammann, Senior Managing Director and Equity Portfolio Manager, has served as portfolio manager of the Fund since 2018. Mr. Kammann joined Wellington Management as an investment professional in 2007.
Small Company Fund
Ranjit Ramachandran, CFA, Managing Director and Equity Portfolio Manager of Wellington Management, has served as a portfolio manager for the Fund since 2020 and has been involved in securities analysis for the Fund since 2014. Mr. Ramachandran joined Wellington Management as an investment professional in 2014.
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MANAGEMENT FEE. Each Fund pays a monthly management fee to the Investment Manager as set forth in its investment management agreement at an annual rate based on the Fund’s average daily net asset value. The Investment Manager pays a sub-advisory fee to Wellington Management out of its management fee. For the fiscal year ended October 31, 2023, each Fund paid the Investment Manager the following effective management fee as a percentage of average daily net assets:
Fund	Effective Management Fee
Capital Appreciation Fund	0.67%
Core Equity Fund	0.33%
Dividend and Growth Fund	0.60%
Equity Income Fund	0.61%
Growth Opportunities Fund	0.71%
Healthcare Fund	0.86%
MidCap Fund	0.71%
MidCap Value Fund	0.70%
Small Cap Growth Fund	0.78%
Small Cap Value Fund	0.70%
Small Company Fund	0.81%
A discussion regarding the basis for the Board of Directors’ approval of the investment management agreement for each Fund with the Investment Manager, as well as the investment sub-advisory agreement for each Fund between the Investment Manager and the sub-adviser, is available in the Funds’ annual report to shareholders for the fiscal year ended October 31, 2023.
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Classes of Shares
Each Fund offers the following classes of shares:
Fund	A	C	I	R3	R4	R5	R6	Y	F
Capital Appreciation Fund	√	√	√	√	√	√	√	√	√
Core Equity Fund	√	√	√	√	√	√	√	√	√
Dividend and Growth Fund	√	√	√	√	√	√	√	√	√
Equity Income Fund	√	√	√	√	√	√	√	√	√
Growth Opportunities Fund	√	√	√	√	√	√	√	√	√
Healthcare Fund	√	√	√	√	√	√	√	√	√
MidCap Fund	√	√	√	√	√	√	√	√	√
MidCap Value Fund	√	√	√	√	√	√	√	√	√
Small Cap Growth Fund	√	√	√	√	√	√	√	√	√
Small Cap Value Fund	√	√	√	√	√	√	√	√	√
Small Company Fund	√	√	√	√	√	√	√	√	√
Investor Requirements
This section describes investor requirements for each class of shares offered by the Funds. Each Fund may, in its sole discretion, modify or waive the eligibility requirements for purchases of any class of its shares.
Class A Shares. Class A shares are generally available for purchase by all investors other than retirement plans, except as described below. Purchases of Class A shares by certain retirement plans are permitted under the following circumstances:
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If the plan is one of the following types of retirement plans and the plan was invested in or was offered as an investment option Class A shares of a Hartford mutual fund at net asset value on or before June 30, 2007: (a) an employer-sponsored retirement plan with at least 100 participants or $500,000 in plan assets; (b) a retirement plan that buys Fund shares through a group variable funding agreement that was issued by Hartford Life Insurance Company; or (c) a retirement plan for which Hartford Life Insurance Company or its affiliate served as plan administrator; or
•
If the plan is an employer-sponsored retirement plan held directly at a broker-dealer (that is, outside of a retirement plan recordkeeping platform or third party administrator). Such retirement plans may purchase Class A shares, subject to all applicable sales charges as described in this prospectus.
Class A shares are not available for purchase by accounts for which no broker-dealer or other financial intermediary is specified, except under the following circumstances: (i) purchases by shareholders who have an existing account without a broker-dealer or financial intermediary as of the close of business on March 31, 2022 to add to their existing Fund account through subsequent purchases, through exchanges from other Hartford mutual funds, or through conversions of another share class in the Fund for Class A shares in the same Fund; (ii) purchases by shareholders in an Orphaned Account (as defined below); or (iii) purchases through reinvestment of dividends or capital gains distributions.
Certain shareholder accounts are maintained with the transfer agent and list a broker-dealer of record (“Prior Broker-Dealer of Record”), and if, subsequently, such Prior Broker-Dealer of Record resigns from the account resulting in such account being held directly with the transfer agent without a new broker-dealer of record for such account, then such account would be referred to as an “Orphaned Account.”
Class A shares have a minimum investment requirement of $2,000 for all accounts except: $250, if establishing an AIP, with recurring monthly investments of at least $50.
Class C Shares. Class C shares are generally available for purchase by all investors other than retirement plans. Class C shares are not available for purchase by accounts for which no broker-dealer or other financial intermediary is specified. Any such purchase received by the Funds’ transfer agent for Class C shares for such accounts will be rejected.
Class C shares have a minimum investment requirement of $2,000 for all accounts except: $250, if establishing an AIP, with recurring monthly investments of at least $50.
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Class I Shares. Class I shares are offered:
•
through financial intermediaries who charge such clients a fee for advisory, investment, consulting or similar services;
•
through financial intermediaries that have entered into an agreement with Hartford Funds Distributors, LLC (the “Distributor”) to offer Class I shares;
•
to institutional investors, which include but are not limited to: family offices and their clients; non-profit organizations, charitable trusts, foundations and endowments; and accounts registered to bank trust departments, trust companies, registered investment advisers and investment companies; and
•
to current or retired officers, directors and employees (and their spouse (or legal equivalent recognized under state law) and any children under 21) of the Funds, The Hartford, the sub-adviser to the Funds, Hartford Administrative Services Company, and their affiliates.
Class I shares are not available to qualified employee benefit plans and other retirement savings plans. This restriction does not apply to qualified employee benefit plans (such as a health savings account or health savings plan) offered to current or retired officers, directors and employees (and their spouse (or legal equivalent recognized under state law) and any children under 21) of the Funds, The Hartford, the sub-adviser to the Funds, Hartford Administrative Services Company, and their affiliates. Class I shares have a minimum investment requirement of $2,000 for all accounts except: $250, if establishing an AIP, with recurring monthly investments of at least $50.
Class R3, Class R4, Class R5 and Class R6 Shares. Class R3, R4, R5 and R6 shares are available only to 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans, nonqualified deferred compensation plans, health savings plans, health savings accounts, funded welfare benefit plans (e.g., Voluntary Employees’ Beneficiary Association (VEBA) and Other Post-Employment Benefits (OPEB) plans) and thrift savings plans. Class R3, R4, R5 and R6 shares generally are available only where the shares are held on the books of the Fund through omnibus accounts (either at the plan level or at the level of the financial services firm). Class R3, R4, R5 and R6 shares are not available to retail non-retirement accounts, Traditional and Roth Individual Retirement accounts (IRAs), Coverdell Education Savings Accounts, SEPs, SARSEPs, SIMPLE IRAs and individual 403(b) plans.
Class Y Shares. Class Y shares are offered:
•
through financial intermediaries who charge such clients a fee for advisory, investment, consulting or similar services;
•
through financial intermediaries that have entered into an agreement with the Distributor to offer Class Y shares through a no-load network or platform (as discussed below under “Commissions and Transaction Fees”, a financial intermediary may require you to pay a commission when buying and selling such “no-load” shares); and
•
to institutional investors, which include but are not limited to: family offices and their clients; non-profit organizations, charitable trusts, foundations and endowments; and accounts registered to bank trust departments, trust companies, registered investment advisers and investment companies.
Class Y shares have an investment minimum of $250,000, which is waived when the shares are purchased through omnibus accounts (or similar types of accounts). The investment minimum for Class Y shares does not apply to qualified employee benefit plans and other retirement savings plans.
Class Y shares are no longer available to new qualified employee benefit plans and other retirement savings plans, except as indicated below. Purchases of Class Y shares by certain retirement plans are permitted under the following circumstances: (i) purchases by qualified employee benefit plans and other retirement savings plans that held Class Y shares of any Hartford mutual fund as of close of business on March 29, 2019; (ii) purchases through reinvestment of dividends; (iii) purchases by qualified employee benefit plans and other retirement savings plans that have been pre-approved by the Distributor to purchase Class Y shares; and (iv) purchases, including through reinvestment of dividends, by qualified employee benefit plans and other retirement savings plans that received shares of the Fund as part of a reorganization.
Class F Shares. Class F shares are generally only available through financial intermediaries that have entered into an appropriate agreement to sell Class F shares of a Fund. However, purchases by affiliated investment companies, purchases by 529 plans or purchases of $1,000,000 or more of Class F shares may be made directly through the Funds’ transfer agent. Class F shares are not available to retirement plans. Class F shares do not have a minimum initial investment requirement when the shares are purchased through omnibus accounts (or similar types of accounts). All
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other eligible investors must meet the minimum initial investment requirement of at least $1,000,000 in Class F shares of a Fund, except for affiliated investment companies and 529 plans. Each Fund reserves the right in its sole discretion to waive the minimum initial investment requirement.
Choosing a Share Class
Each share class has its own cost structure, allowing you to choose the one that best meets your needs. When you choose your class of shares, you should consider a number of factors, including the size of your investment and how long you plan to hold your shares, the expenses borne by each class, any front-end sales charge or contingent deferred sales charge (“CDSC”) applicable to a class and whether you qualify for any reduction or waiver of sales charges, and the availability of the share class for purchase by you. Certain classes have higher expenses than other classes, which may lower the return on your investment when compared to a less expensive class. The Funds, the Funds’ transfer agent, and the Distributor do not provide investment advice. Please contact your financial intermediary to determine which share class may be appropriate for you.
In making your decision regarding which share class may be best for you to invest in, please keep in mind that your financial intermediary or plan administrator may receive different compensation depending on the share class you buy and different share classes may offer you different services. You should consult with your financial intermediary about the comparative pricing and features of each share class, the services available for shareholders in each share class, the compensation that your financial intermediary will receive in connection with each share class and other factors that may affect your decision about the best share class to buy.
Each of Class A, Class C, Class R3 and Class R4 shares has adopted a Rule 12b-1 plan that allows that class to pay distribution and service fees for the sale and distribution of its shares and for providing services to shareholders. Because these fees are paid out of a Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.
	Front End Sales Charge	Deferred Sales Charge (Load)	Distribution and Service (12b-1) Fees(1)
Class A	Described under “How Sales Charges are Calculated”	Described under “How Sales Charges are Calculated”	0.25%
Class C(2)	None	1.00% on shares sold within one year of purchase	1.00%
Class I	None	None	None
Class R3	None	None	0.50%
Class R4	None	None	0.25%
Class R5	None	None	None
Class R6	None	None	None
Class Y	None	None	None
Class F	None	None	None
(1)
As a percentage of the Fund’s average net assets.
(2)
Automatic conversion of Class C shares to Class A shares as set forth in the section entitled “Automatic Conversions,” thus reducing future annual expenses (certain exclusions may apply).
COMMISSIONS AND TRANSACTION FEES. You may be required to pay a commission to your financial intermediary when buying or selling Class I, Class R6, Class Y, or Class F shares. The Funds make available other share classes that have different fees and expenses, which are disclosed and described in this prospectus. Please contact your financial intermediary for more information on commissions. Although the Funds do not charge a transaction fee, you may be charged a fee by financial intermediaries for the purchase or sale of a Fund’s shares through that financial intermediary. This transaction fee is separate from any sales charge that a Fund may apply. Please contact your financial intermediary for more information on transaction fees.
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How Sales Charges Are Calculated
Class A Shares. The table below presents the front-end sales charge for each Fund as a percentage of both the offering price and the net amount invested and commissions to dealers as a percentage of the offering price.
Your Investment	As a Percentage of Offering Price	As a Percentage of Net Investment	Dealer Commission – As Percentage of Offering Price
Less than $50,000	5.50%	5.82%	4.75%
$50,000 – $99,999	4.50%	4.71%	4.00%
$100,000 – $249,999	3.50%	3.63%	3.00%
$250,000 – $499,999	2.50%	2.56%	2.00%
$500,000 – $999,999	2.00%	2.04%	1.75%
$1 million or more(1)	0%	0%	See below
(1)
Investments of $1 million or more in Class A shares may be made with no front-end sales charge. However, if you qualify to purchase your Class A shares without any sales charge and you redeem those shares within 18 months of the purchase, you may pay a CDSC of 1.00% on any Class A shares sold. For purposes of this CDSC, all purchases made during a calendar month are counted as having been made on the first day of that month. The amount of any CDSC is based on the lesser of the original purchase cost or the current market value of the shares being sold and is not charged on shares you acquired by reinvesting your dividends and capital gains distributions. Each time you place a request to sell shares, we will first sell any shares in your account that are not subject to a CDSC. This CDSC will not apply where the selling broker dealer was not paid a commission.
In order to determine the dollar amount of the sales charges you pay, we multiply the applicable percentage by the dollar amount of your desired investment. The total dollar amount of the sales charge is rounded to two decimal places using standard rounding criteria and is included in the public offering price of a Fund. Your total purchase amount is then divided by the Fund’s per share public offering price to determine the number of shares you receive in the Fund. This number is rounded to three decimal places using standard rounding criteria. Because of this rounding, the front-end sales charge you pay, when expressed as a percentage of the offering price, may be higher or lower than the amount stated in the Fund’s fee table (as illustrated in the table above).
For example, you want to invest $100.00 in Class A shares of a Fund. Assume the shares have a public offering price of $15.72 (includes front-end sales charge), a total net asset value of $14.86, and a front-end sales charge of 5.5%. The total dollar amount of the sales charge would be $5.48; the total net asset value of the shares purchased would be $94.52; and the total number of shares purchased would equal 6.361 shares. Therefore, the calculated sales charge rate is 5.48% (sales charge paid divided by the net investment). Please note that this example is a hypothetical and is not intended to represent the value of any Fund.
The Distributor may pay up to the entire amount of the sales commission to particular broker-dealers. The Distributor may pay dealers of record commissions on purchases of $1 million or more in an amount of up to 1.00% on the first $10 million, 0.50% of the next $30 million, and 0.25% of share purchases over $40 million. This commission schedule may also apply to certain sales of Class A shares made to investors that qualify under some of the categories listed under “Front-End Sales Charge Waivers for Class A Shares.” Commissions are based on cumulative investments over the life of the account with no adjustment for redemptions, transfers, or market declines.
Retirement plans that owned or were offered Class A shares on or before June 30, 2007 are not subject to the Class A shares’ commission schedule and CDSC.
You may qualify for a reduced sales charge, or the sales charge may be waived, as described under “Sales Charge Reductions and Waivers for Class A and Class C Shares.” Descriptions of any financial intermediary specific sales charge waivers and discounts are set forth in Appendix A to the prospectus.
Class C Shares. Class C deferred sales charges are listed below. No CDSC is charged on shares acquired through reinvestment of dividends and capital gains distributions. The CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. A front-end sales charge is not assessed on Class C shares.
Years After Purchase	CDSC
1st year	1.00%
After 1 year	None
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For purposes of the Class C CDSC, all purchases made during a calendar month are counted as having been made on the first day of that month. Please note that for purposes of the expense examples and performance returns shown in this prospectus, the figures include the effect of the Class C CDSC as if it had been incurred prior to the expiration of the applicable period. Each time you place a request to sell shares, we will first sell any shares in your account that are not subject to a CDSC.
When you request a redemption, the amount withdrawn from your account will equal the specified dollar amount of the redemption request plus the dollar amount of any applicable CDSC. If you do not want any additional amount withdrawn from your account to cover the CDSC due, please indicate that the applicable CDSC should be withdrawn from the total distribution amount requested.
Additional Information Regarding the CDSC with respect to Class A and Class C Shares. Proceeds from the CDSC are paid to the Distributor and are used in whole or in part by the Distributor to defray its expenses related to providing distribution-related services to a Fund in connection with the sale of the Class A and Class C shares, such as the payment of compensation to select selling brokers for selling these classes of shares. The combination of the CDSC and the distribution and service fees facilitates the ability of each Fund to sell the Class C shares without a front-end sales charge being deducted, and to sell Class A shares with the maximum applicable sales charge at the time of the purchase.
Sales Charge Reductions and Waivers for Class A and Class C Shares. There are several ways you can combine multiple purchases of shares of the Hartford mutual funds to take advantage of the breakpoints in the Class A shares’ sales charge schedule. In all instances, it is your responsibility to notify your financial intermediary or the Funds’ transfer agent at the time of purchase of any facts qualifying you for sales charge waivers or discounts. If you do not let your financial intermediary or the Funds’ transfer agent know that you are eligible for a sales charge waiver or discount, you may not receive the sales charge breakpoints to which you are otherwise entitled. The Funds’ transfer agent may require evidence of your qualification for such reductions or waivers. The availability of these sales load waivers and/or discounts may depend on the particular financial intermediary or type of account through which you purchase or hold Fund shares. Please contact your financial intermediary for more information on the intermediary’s policies and procedures applicable to such waivers and/or discounts. In addition, any intermediary specific sales load waivers and/or discounts are reproduced in Appendix A based on information provided by the financial intermediaries.
Reducing Your Class A Sales Charges –  The Class A shares front-end sales charge may be reduced as follows:
•
Larger Purchases: You may reduce or eliminate your Class A front-end sales charge by purchasing Class A shares in greater quantities. The breakpoint discounts offered by each Fund are indicated under the heading “How Sales Charges Are Calculated - Class A Shares.”
•
Accumulation Privilege: Under the accumulation privilege, the applicable sales charge level for Class A shares of a Fund is calculated by aggregating (a) the dollar amount then being purchased plus (b) an amount equal to the then-current, as of the business day immediately prior to such purchases, net asset value of the purchaser’s holdings of all shares (other than Class R3, Class R4, Class R5, and Class R6) of the series of The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc. and holdings in The Hartford® SMART529® College Savings Plan. For purposes of this Accumulation Privilege, a qualifying investor may include all shares owned by family members defined as the owner’s spouse (or legal equivalent recognized under state law) and any children under 21. Employer-sponsored retirement plans or certain tax qualified retirements accounts may also receive these breakpoints as long as the Funds’ transfer agent or the financial intermediary is notified at the time of purchase. The Accumulation Privilege may be amended or terminated at any time as to subsequent purchases.
•
Letter Of Intent: A Letter of Intent (“LOI”) lets you purchase Class A shares of a Fund over a 13-month period and receive the same sales charge as if all shares had been purchased at once. Any person may use an LOI to qualify for a reduced sales charge on purchases of Class A shares. Please note: (i) retirement plans that receive breakpoints at the plan level do not qualify for the LOI privilege and (ii) Class A shares acquired through the reinvestment of distributions do not constitute purchases for purposes of the LOI. A Class A shareholder may include, as an accumulation credit towards the completion of an LOI, the value of all shares of all funds of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc. and holdings in The Hartford® SMART529® College Savings Plan owned by the shareholder as described above under “Accumulation Privilege.” A qualifying investor may include all shares owned by family members defined as the owner’s spouse (or legal equivalent recognized under state law) and any children under 21. Such value is determined based on the public offering price on the date of the LOI. For purposes of determining the applicable sales charge and breakpoint schedules when purchasing shares pursuant to a LOI, the sales charge and breakpoint schedules in effect when the initial shares
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under the LOI were purchased apply. During the term of a LOI, the Funds’ transfer agent will hold shares in escrow to secure payment of the higher sales charge applicable for shares actually purchased if you do not purchase the amount indicated on the LOI. Dividends and capital gains will be paid on all escrowed shares and these shares will be released when the amount indicated on the LOI has been purchased. An LOI does not obligate you to buy or a Fund to sell the indicated amount of the LOI. If a Class A shareholder exceeds the amount specified in the LOI and reaches an amount that would qualify for a further quantity discount, the applicable breakpoints in the Class A shares’ sales charge schedule will be applied to such additional Class A share purchases. Any resulting difference in offering price will be used to purchase additional Class A shares for the shareholder’s account at the applicable offering price. A written request by the Funds’ transfer agent will be sent to a shareholder prior to the expiration of the LOI. If the Class A shareholder does not purchase the amount specified in the LOI by the end of the 13-month period, the Funds’ transfer agent will redeem an appropriate number of escrowed shares for an amount equal to the difference between the sales charge paid and the sales charge that would have been paid had the aggregate purchases been made at a single time. This redemption may be treated and reported as a taxable transaction to you, as discussed in the “Fund Distributions and Tax Matters” section of this prospectus. Any dealers assigned to the shareholder’s account at the time a purchase was made during the LOI period will receive a corresponding commission adjustment if appropriate. Additional information about the terms of the LOI is available from your financial intermediary or from the Funds’ transfer agent at 1-888-843-7824.
Front-End Sales Charge Waivers for Class A Shares –  The Class A shares front-end sales charge may be waived for the following individuals and institutions:
•
selling broker dealers and their employees and sales representatives (and their family members, as defined above under the “Accumulation Privilege” section) provided, however, that only those employees of such broker-dealers who, as a part of their usual duties, provide services related to transactions in Fund shares shall qualify,
•
financial representatives using Fund shares in fee-based investment products under a signed agreement with the Funds,
•
current or retired officers, directors and employees (and their family members, as defined above under the “Accumulation Privilege” section) of the Funds, The Hartford, the sub-advisers to Hartford Funds, Hartford Administrative Services Company, and their affiliates. Such individuals may also purchase Class I shares at net asset value,
•
welfare benefit plans investing in Fund shares through group variable funding agreements issued by Hartford Life Insurance Company,
•
if the plan is one of the following types of retirement plans and the plan was invested in or was offered as an investment option Class A shares of a Hartford mutual fund at net asset value on or before June 30, 2007: (a) an employer-sponsored retirement plan with at least 100 participants or $500,000 in plan assets; (b) a retirement plan that buys Fund shares through a group variable funding agreement that was issued by Hartford Life Insurance Company; or (c) a retirement plan for which Hartford Life Insurance Company or its affiliate served as plan administrator,
•
college savings programs that are qualified state tuition programs under Section 529 of the Internal Revenue Code,
•
investors purchasing through a financial intermediary that has entered into an agreement with the Distributor to offer shares to self-directed investment brokerage accounts that may or may not charge a transaction fee to customers,
•
purchases by investors maintaining a brokerage account with a registered broker-dealer that has entered into an agreement with the distributor to offer Class A shares through a load-waived network or platform, which may or may not charge transaction fees, and
•
any purchases of Class A shares in an account maintained directly with the Funds’ transfer agent where there is no financial intermediary specified or Hartford Funds Distributors, LLC is listed as the dealer of record. However, if such account subsequently lists a third party dealer of record, any subsequent purchases of Class A shares in that account will be subject to any applicable front-end sales charge.
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CDSC Waivers –  As long as the Funds’ transfer agent or your financial intermediary is notified at the time you sell, the CDSC for each applicable share class will generally be waived in the following cases:
•
to make Systematic Withdrawal Plan payments that are limited annually to no more than 12% of the value of the account at the time the plan is initiated or updated.
•
for death or disability.
•
under reorganization, liquidation, merger or acquisition transactions involving other investment companies.
•
under the following circumstances, for employer-sponsored retirement plans or tax qualified retirement accounts:
(1) to return excess contributions,
(2) hardship withdrawals as defined in employer-sponsored retirement plans,
(3) under a Qualified Domestic Relations Order as defined in the Internal Revenue Code,
(4) to meet minimum distribution requirements under the Internal Revenue Code,
(5) to make “substantially equal payments” as described in Section 72(t) of the Internal Revenue Code, and
(6) after separation from service.
•
for Class C shares only, for withdrawals made pursuant to loans taken from qualified retirement plans. Loans are defined by the retirement plan’s administrator at the time of the withdrawal.
The availability of these sales load waivers may depend on the particular financial intermediary or type of account through which you purchase or hold Fund shares. Please contact your financial intermediary for more information on the intermediary’s policies and procedures applicable to such waivers. In addition, any intermediary specific sales load waivers are reproduced in Appendix A based on information provided by the financial intermediaries.
Reinstatement Privilege
If you sell shares of a Fund, you may reinvest some or all of the proceeds in shares of that Fund or any other Hartford mutual fund within 90 days without a sales charge, as long as the Funds’ transfer agent is notified before you reinvest; except that, certain qualified plans may only reinvest as a rollover within 60 days of selling shares of a Fund. In this case, once the 60 day rollover period has ended, such qualified plans may reinvest only those amounts that do not exceed the maximum qualified plan contribution amount for their account in that given tax year. If you sold Class A or C shares, you must reinvest in shares of the same class to take advantage of the reinstatement privilege. If you paid a CDSC when you sold your Class A or Class C shares, you will be credited with the amount of that CDSC. All accounts involved must have the same registration.
Information about sales charges and sales charge reductions or waivers is available, free of charge, on the Funds’ website hartfordfunds.com. The website includes hyperlinks that facilitate access to this information.
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How To Buy And Sell Shares
Important Information About Procedures for Opening a New Account
To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. In some cases, Federal law also requires us to verify and record information that identifies the natural persons who control and beneficially own a legal entity that opens an account. What this means to you: when you open an account, we will ask for names, addresses, dates of birth and other information that will allow us to identify you and certain other natural persons associated with the account. For some legal entity accounts, you will be asked to provide identifying information for one natural person that controls the entity, and for each natural person that beneficially owns 25% or more of the legal entity. If we do not receive these required pieces of information, there may be a delay in processing your investment request, which could subject your investment to market risk.
We are also required to obtain information that identifies each authorized signer for an account by requesting name, residential address, date of birth and social security number for each of your authorized signers. We appreciate your cooperation.
If a Fund is not able to adequately identify you within the time frames set forth in the law, your shares may be automatically redeemed. If the net asset value per share has decreased since your purchase, you will lose money as a result of this redemption. You may also incur any applicable sales charge.
Of critical importance, is the location of those authorized to transact on an account at the time the transaction request is placed with a Fund. In general, shareholders and authorized traders may only place trades with a Fund when physically in the U.S., a U.S. territory, stationed at a military base, or stationed at a U.S. Embassy. The location of the authorized caller may be obtained on a recorded phone call or in writing.
Each Fund offers the classes of shares described in “Classes of Shares” above and not all share classes discussed below may be available for each Fund.
Initial Purchases
Before you invest, please read this prospectus carefully.
Determine how much you want to invest. The minimum investment amounts are as follows:
•
Class A, Class C and Class I shares –  $2,000 for initial investments, at least $50 for subsequent investments; except AIPs, which require $250 to open and at least $50 per month invested in the Fund thereafter.
•
Class R3, Class R4, Class R5 and Class R6 shares –  no investment minimum and no subsequent investment minimum.
•
Class Y shares –  $250,000 minimum initial investment. This requirement is waived when the shares are purchased through omnibus accounts (or similar types of accounts). No subsequent investment minimum.
•
Class F shares - $1,000,000 minimum initial investment. This requirement is waived when the shares are purchased through omnibus accounts (or similar types of accounts). No subsequent investment minimum.
To make an initial investment in a class of shares of a Fund, please contact your financial intermediary. Certain classes may not be available through all financial intermediaries. For more information regarding investing through a financial intermediary, please see “Additional Information Regarding Investing through a Financial Intermediary” below.
Certain classes of shares of a Fund may also be purchased through the Funds’ transfer agent by filling out an account application and mailing it to the address below. You can obtain an account application or request more information about opening an account by calling the transfer agent at 1-888-843-7824 . You also may visit www.hartfordfunds.com to access an account application.
Class A shares are not available for purchase by accounts for which no broker-dealer or other financial intermediary is specified, except under the following circumstances: (i) purchases by shareholders who have an existing account without a broker-dealer or financial intermediary as of the close of business on March 31, 2022 to add to their existing Fund account through subsequent purchases, through exchanges from other Hartford mutual funds, or through conversions of another share class in the Fund for Class A shares in the same Fund; (ii) purchases by shareholders in an Orphaned Account (as defined above in the section entitled “Classes of Shares –  Investor Requirements”); or (iii) purchases through reinvestment of dividends or capital gains distributions. Class C shares are not available for purchase by accounts for which no broker-dealer or other financial intermediary is specified. Any such purchase received by the Funds’ transfer agent for Class C shares for such accounts will be rejected.
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Accounts held directly with the transfer agent (i.e. not plan level or an omnibus position) are charged a $30 annual direct account fee. All accounts are subject to this fee other than accounts of any sub-adviser to the Hartford Funds, accounts of employees of the sub-advisers to the Hartford Funds, The Hartford® SMART529® College Savings Plan, and affiliated investment companies. This fee is not charged to shareholders who hold Fund shares through an omnibus account with a financial intermediary. Under certain limited circumstances, the $30 annual direct account fee may be waived for certain other accounts at the discretion of Hartford Administrative Services Company. A confirmation of the fee assessment, if applicable, will appear on your next quarterly account statement subsequent to the actual assessment date. If you have questions about the direct account fee, please call the transfer agent at 1-888-843-7824. If you are invested in the Funds directly through a retirement account or Coverdell Education Savings Account with UMB Bank, n.a., you will also be subject to an annual maintenance fee of up to $25.
If purchasing shares through the Funds’ transfer agent, please send your account application to the following address:
Hartford Funds	(For overnight mail)
P.O. Box 219060	Hartford Funds
Kansas City, MO 64121-9060	430 W 7th Street, Suite 219060
Kansas City, MO 64105-1407
Payment Requirements
If purchasing Fund shares through the Funds’ transfer agent, the Funds’ transfer agent accepts payment for shares in U.S. dollars by a check drawn on a U.S. bank, wire transfer or an electronic funds transfer through the Automated Clearing House (“ACH”) network. The Funds’ transfer agent does not accept the following types of payments: third-party checks, starter or counter checks, or money orders. All checks must be drawn on U.S. banks and made payable to Hartford Funds. For wires, instruct your financial institution with whom you have an account to make a Federal Funds wire payment to us. Your financial institution may charge you a fee for this service. ACH (must have a U.S. bank account) refers to the “Automated Clearing House” System maintained by the Federal Reserve Bank, which allows banks to process checks, transfer funds and perform other tasks. Your financial institution may charge you a fee for this service. ACH purchase limit is $100,000 per investor per day. If the purchase amount does not clear, your purchase will be canceled and you will be liable for any losses or fees that a Fund, the Funds’ transfer agent, or the Distributor has incurred.
Certain broker-dealers and financial institutions may enter confirmed purchase orders with the Funds on behalf of customers with payment to follow within the customary settlement period. If payment is not received by that time, the order will be canceled and the broker-dealer or financial institution will be held liable for the resulting fees or losses.
Class C Shares Purchase Limits
Purchases of Class C shares are subject to a total account value limitation at the time of purchase of $999,999. If your existing accounts for all share classes (except Class R3, R4, R5 and R6 shares) held with the Distributor have a total value equal to $999,999, you will not be able to purchase Class C shares. For the purpose of determining your total account value, existing accounts for all share classes (except Class R3, R4, R5 and R6 shares) held with the Distributor that are linked under a Letter of Intent or Accumulation Privilege will be included. Dealers and other financial intermediaries purchasing shares for their customers in omnibus accounts are responsible for compliance with these limits. You should consult your financial intermediary when choosing a share class.
Additional Purchases of Shares
You may purchase additional shares of a Fund through your financial intermediary. Your financial intermediary may charge you for this service. With respect to accounts held directly with the transfer agent (i.e. not plan level or an omnibus position), you may also purchase additional shares through the Funds’ transfer agent as follows:
•
On the Web: Visit hartfordfunds.com, select “Account Access” from the role drop-down menu at the top of the home page and follow the instructions.
•
By Phone: To place your order, call the transfer agent at 1-888-843-7824 on any regular business day. Tell the transfer agent the Fund name, share class, account and the name(s) in which the account is registered and the amount of your investment. Complete transaction instructions on a specific account must be received in good order and confirmed by Hartford Funds prior to 4 P.M. Eastern Time or the close of the New York Stock Exchange, whichever comes first. Any transaction on an account received after such time will receive the next business day’s offering price. For your protection, telephone requests may be recorded in order to verify their accuracy.
•
In Writing With a Check: Make out a check for the investment amount, payable to “Hartford Funds.” Complete the application or detachable investment slip from an account statement, or write a letter of instruction
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specifying the Fund name and share class, account number and the name(s) in which the account is registered. Deliver the check and your completed investment slip, or letter of instruction to your financial intermediary or plan administrator, or mail to:
Hartford Funds	(For overnight mail)
P.O. Box 219060	Hartford Funds
Kansas City, MO 64121-9060	430 W 7th Street, Suite 219060
Kansas City, MO 64105-1407
•
By Electronic Funds Transfer through ACH or Wire: For complete instructions on how to purchase shares of Hartford Funds by electronic funds transfer through ACH or wire, contact Hartford Funds at 1-888-843-7824.
Please note that these features may not be available for all classes of shares and in such instances, you will need to make additional purchases through your financial intermediary.
Selling Shares
You may redeem your shares by having your financial intermediary process your redemption. Your financial intermediary will be responsible for furnishing all necessary documents to a Fund and may charge you for this service. With respect to accounts held directly with the transfer agent (i.e. not plan level or an omnibus position), you may also sell your shares through the Funds’ transfer agent as noted below.
•
On the Web: Non-retirement accounts and certain IRA accounts may redeem online, and such redemptions are restricted to up to $50,000 per shareholder per market day. To place your order, you must have an online account with hartfordfunds.com. Visit hartfordfunds.com, select “Account Access” from the role drop-down menu at the top of the home page and follow the instructions. All online redemptions are subject to a 15 day hold after bank instructions have been added or changed on the account.
•
By Phone: Non-retirement accounts and certain IRA accounts may redeem by telephone, and redemptions are restricted to up to $50,000 per shareholder per market day. To place your order, call the transfer agent at 1-888-843-7824 on any regular business day. Complete transaction instructions on a specific account must be received in good order and confirmed by Hartford Funds prior to 4 P.M. Eastern Time or the close of the New York Stock Exchange, whichever comes first. Any transaction on an account received after such time will receive the next business day’s offering price. For automated service 24 hours a day using your touch-tone phone, call 1-888-843-7824. For your protection, telephone requests may be recorded in order to verify their accuracy. Proceeds from telephone transactions may be either mailed to the address of record, or sent electronically to a bank account on file. Also, for your protection, telephone redemptions are limited on accounts whose addresses have been changed within the past 30 days. For circumstances in which you need to request to sell shares in writing, see “Selling Shares By Letter or Form.”
•
By Electronic Funds Transfer through ACH or Wire: For complete instructions on how to redeem shares of Hartford Funds by electronic funds transfer through ACH or wire, contact Hartford Funds at 1-888-843-7824. Wire transfers are available upon request for amounts of $500 or more and will be wired on the next business day. Your bank may charge a fee for these services. For your protection, electronic funds transfer through ACH and wire redemptions are limited on accounts whose addresses have been changed within the past 30 days.
•
By Letter or Form: In certain circumstances, you will need to make your request to sell shares in writing. Forms may be obtained by calling the transfer agent at 1-888-843-7824 or through the website at hartfordfunds.com. A check will be mailed to the name(s) and address in which the account is registered or otherwise according to your letter of instruction. To redeem, write a letter of instruction indicating: the Fund name, the account number, the share class, the name(s) in which the account is registered, your date of birth, your residential address, your daytime phone number, your social security number, and the dollar value or the number of shares you wish to sell. Include all authorized signatures and obtain a Medallion signature guarantee if: you are requesting payment by check of more than $1,000 to an address of record that has been changed within the past 30 days; you are selling more than $100,000 worth of shares; you are requesting an initial distribution from an Automatic 401k Rollover IRA; or you are requesting payment other than by check mailed to the address of record and payable to the registered owner(s). For an Automatic 401k Rollover IRA a completed Form W-9, Request for Taxpayer Identification Number and Certification, is required along with a Medallion signature guarantee. Deliver these instructions to your financial intermediary or plan administrator, or mail or fax to the address below.
A notary public CANNOT provide a Medallion signature guarantee. Please check with a representative of your bank or other financial institution about obtaining a Medallion signature guarantee.
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If you are requesting to add bank information to an existing Hartford Funds account in writing, such Hartford Funds account owners must obtain a Medallion Signature Guarantee. If there is no name in common between the Hartford Funds account owners and the bank account owners, such Hartford Funds owners and bank account owners must obtain a Medallion Signature Guarantee. A Medallion Signature Guarantee is not required when adding bank information online; however, it will be required as noted above and when instructing a Fund to transmit proceeds to such bank within 15 days of the addition. Not all accounts are eligible to add banking information online.
These features may not be available for all classes of shares and in such instances, you will need to sell shares through your financial intermediary.
For the following types of accounts, you must provide the following additional documentation if you are selling your shares by letter:
•
IRAs (SAR-SEP, ROTH, SEP, SIMPLE, TRADITIONAL): Signatures and titles of all persons authorized to sign for the account, exactly as the account is registered; indicate the amount of income tax withholding to be applied to your distribution, and the reason for the distribution.
•
Automatic 401k Rollover IRAs: Signatures, Medallion signature guarantee, and titles of all persons authorized to sign for the account, exactly as the account is registered; indicate the amount of income tax withholding to be applied to your distribution and the reason for the distribution.
•
403(b): 403(b) Distribution Request Form.
•
Owners Or Trustees Of Trust Accounts: Call 1-888-843-7824 for instructions.
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Administrators, Conservators, Guardians, and Other Sellers in Situations of Divorce or Death: Call 1-888-843-7824 for instructions.
Neither the Funds nor the transfer agent will be liable for any loss, cost or expense for acting on instructions believed by the party receiving such instructions to be genuine and in accordance with the procedures described in this prospectus.
Addresses
Send Inquiries And Payments To:	Or By Overnight Mail To:	Phone Number:
Hartford Funds	Hartford Funds	1-888-843-7824 or contact your financial intermediary or plan administrator for instructions and assistance.
P.O. Box 219060	430 W 7th Street, Suite 219060
Kansas City, MO 64121-9060	Kansas City, MO 64105-1407
FAX: 1-888-802-0039
Exchanging Shares
You may exchange one class of shares of a Fund for shares of the same class of any other Hartford mutual fund if such share class is available. Under certain limited circumstances, you may also be able to exchange Class R6 shares for SDR shares of other Hartford mutual funds. With respect to exchanges of Class A shares and Class C shares, any CDSC will continue to be calculated from the date of your initial investment but will not be charged at the time of the exchange. The CDSC schedule of the original shares purchased will continue to apply after such exchange.
Before exchanging shares, you should carefully read the prospectus relating to the exchanged-for shares. Call your plan administrator or financial intermediary or the transfer agent at the number below to request an exchange, for any questions regarding exchanging shares, or to obtain a current prospectus for the Hartford mutual fund into which you wish to exchange.
If you are a Class A or Class C shareholder, you may also request an exchange by doing the following:
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If you hold your shares directly with the transfer agent (i.e. not plan level or an omnibus position) and have an online account with hartfordfunds.com, you may exchange your shares on the web by accessing your account online and following the instructions.
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Write a letter of instruction indicating the Fund names, share class, dollar/share amount, account number, the name(s) in which the accounts are registered, and your signature, and deliver these instructions to your financial intermediary or plan administrator, or mail or fax to the address listed above.
Please note that (1) both accounts involved in the exchange must be identical, (2) you will need to observe eligibility requirements, (3) you must meet the initial investment minimum applicable to such shares of the other Hartford mutual fund (as disclosed in the prospectus), except as noted below with respect to Class Y, and (4) the proper selling agreements must be in place. You may only exchange into a share class and Hartford mutual fund that are open to new investors or in which you have a current account if the Hartford mutual fund is closed to new investors. All exchanges
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are made at net asset value. If doing a partial exchange, you must retain at least $1,000 in the Fund from which you exchange. Class Y shares of a Fund may be exchanged for Class Y shares of another Hartford mutual fund, if (i) the shareholder is already a holder of Class Y shares of the other Hartford mutual fund or (ii) the initial investment minimum applicable to Class Y shares of the other Hartford mutual fund (as disclosed in the prospectus) is satisfied in connection with the exchange.
You may be subject to tax liability or sales charges as a result of your exchange. Please see the section of the statutory prospectus entitled “Fund Distributions and Tax Matters — Taxability Of Transactions” for more information.
Plan participants should consult their plan administrator or plan recordkeeper to determine what exchange privileges are available. Plan administrators and recordkeepers that are interested in an exchange privilege involving SDR shares should call 1-888-843-7824 to determine whether such exchange privilege is available.
Each Fund reserves the right in its sole discretion to amend or terminate the exchange privilege at any time, for any reason.
Automatic Conversions
Class C shares automatically convert to Class A shares of the same Fund after 8 years provided that the Fund or the financial intermediary has records verifying that the Class C shares have been held for at least 8 years. The conversions will occur during the month in which the 8-year anniversary of the purchase occurs. Due to operational limitations at your financial intermediary, your ability to have your Class C shares automatically converted to Class A may be limited. In addition, Class C shares held through certain financial intermediaries may convert to Class A shares of the same Fund in a shorter time frame than shares purchased directly from the Fund. Please contact your financial intermediary for further information about its Class C shares to Class A shares conversion policy.
In addition, any Class C shares held in Orphaned Accounts (as defined below) will periodically be converted into Class A shares of the same Fund. Certain shareholder accounts are maintained with the transfer agent and list a broker-dealer of record (“Prior Broker-Dealer of Record”), and if, subsequently, such Prior Broker-Dealer of Record resigns from the account resulting in such account being held directly with the transfer agent without a new broker-dealer of record for such account, then such account would be referred to as an “Orphaned Account.”
The value of the shares received during a conversion will be based on the relative NAV of the shares being converted and the shares received as a result of the conversion without the imposition of any front-end sales charge or CDSC. In general, conversions of one share class for a different share class of the same Fund should not result in the realization by the investor of a taxable capital gain or loss for U.S. federal income tax purposes. Please see the section of the statutory prospectus entitled “Fund Distributions and Tax Matters — Taxability Of Transactions” for more information. Shareholders should consult their tax advisors as to the federal, state, local and non-U.S. tax consequences of an intra-fund conversion. Each Fund reserves the right in its sole discretion to amend or terminate the conversion feature at any time, for any reason.
Conversions
Subject to the conditions set forth in this section, shares of one class of a Fund may be converted into (i.e., reclassified as) shares of a different class of the same Fund at the request of a shareholder’s financial intermediary. To qualify for any conversion, the shareholder must satisfy the eligibility and other conditions for investing in the class into which the conversion is sought (as described in the prospectus). Subject to certain limited circumstances, Class R3, Class R4, Class R5 and Class R6 (each an “R share”) of a Fund may be converted into (i.e., reclassified) a different R share class in the same Fund. Under certain circumstances, the following other classes are eligible for conversions:
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Class A shares may be converted into Class R6 shares or Class F shares of the same Fund if the shares that you are converting are no longer subject to a CDSC or the financial intermediary agrees to reimburse the Funds’ distributor a portion of the CDSC otherwise payable upon the sale of such shares;
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Class A shares may be converted into Class I shares or Class Y shares of the same Fund if (a) the shares that you are converting are no longer subject to a CDSC or the financial intermediary agrees to reimburse the Funds’ distributor a portion of the CDSC otherwise payable upon the sale of such shares; and (b) the conversion is made to facilitate the shareholder’s participation in certain fee-based advisory programs or a no-load network or platform, among other reasons consistent with the eligibility requirements of such class;
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Class C shares may be converted into Class A shares or Class I shares of the same Fund if (a) the shares that you are converting are no longer subject to a CDSC or the financial intermediary agrees to reimburse the Funds’
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distributor a portion of the CDSC otherwise payable upon the sale of such shares; and (b) the shareholder is eligible to purchase Class A shares at NAV or the conversion is made to facilitate the shareholder’s participation in certain fee based advisory programs;
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Class I shares may be converted into Class Y shares, Class R6 shares or Class F shares; and
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Class Y shares may be converted into Class R6 shares or Class F shares.
In addition to the conversion scenarios described above, in certain circumstances, shares of one class of shares may be converted into shares of another share class of the same Fund for which the shareholder is eligible in the event that (a) the shareholder switches to another financial intermediary that does not offer such share class and such financial intermediary offers another share class of the same Fund for which such shareholder is eligible; or (b) the shareholder is no longer eligible to purchase such share class based on the eligibility requirements set forth in the prospectus or the applicable regulatory determination made by such shareholder’s financial intermediary (for example, the shareholder no longer participates in a fee-based, wrap, or other investment platform program of its financial intermediary or related to the requirements of a settlement agreement that the financial intermediary entered into with a regulatory body). Conversions of a share class into Class A shares under the foregoing limited circumstances will be at net asset value without the imposition of a front-end sales charge.
Not all share classes discussed above may be available for each Fund and not all of the conversions discussed above may be available through your financial intermediary. Financial intermediaries that are interested in a conversion on behalf of a shareholder should call 1-888-843-7824 to determine whether such feature is available. Please note that (1) both accounts involved in the conversion must be identical, (2) you will need to observe eligibility requirements, and (3) the proper selling agreements must be in place. In addition, the financial intermediary must process and report the transaction as a conversion.
The value of the shares received during a conversion will be based on the relative NAV of the shares being converted and the shares received as a result of the conversion. In general, conversions of one share class for a different share class of the same Fund should not result in the realization by the investor of a taxable capital gain or loss for U.S. federal income tax purposes. Please see the section of the statutory prospectus entitled “Fund Distributions and Tax Matters — Taxability Of Transactions” for more information. Shareholders should consult their tax advisors as to the federal, state, local and non-U.S. tax consequences of an intra-fund conversion. Each Fund reserves the right in its sole discretion to amend or terminate the conversion feature at any time, for any reason.
Valuation of Shares
The net asset value per share (“NAV”) is determined for each class of each Fund’s shares as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the Exchange is open (“Valuation Date”). If the Exchange is closed due to weather or other extraordinary circumstances on a day it would typically be open for business, each Fund may treat such day as a typical business day and accept purchase and redemption orders and calculate each Fund’s NAV in accordance with applicable law. The NAV for each class of shares of each Fund is determined by dividing the value of the Fund’s net assets attributable to a class of shares by the number of shares outstanding for that class. Information that becomes known to a Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.
For purposes of calculating the NAV of each class of each Fund, portfolio securities and other assets held in the Fund’s portfolio for which market prices are readily available are valued at market value. Market value is generally determined on the basis of official close price or last reported trade price. If no trades were reported, market value is based on prices obtained from a quotation reporting system, established market makers (including evaluated prices), or independent pricing services. Pricing vendors may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data, credit quality information, general market conditions, news, and other factors and assumptions.
With respect to a Fund’s investments that do not have readily available market prices, the Boards of Directors (“Board”) of The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc. (each a “Company”) has designated the Investment Manager as its valuation designee to perform fair valuations pursuant to Rule 2a-5 under the 1940 Act (the “Valuation Designee”). If market prices are not readily available or are deemed unreliable, the Valuation Designee determines the fair value of the security or other instrument in good faith under policies and procedures approved by and under the supervision of the Board (“Valuation Procedures”). The Valuation Designee has delegated the day-to-day responsibility for implementing the Valuation Procedures to the Valuation Committee. The Valuation Committee will consider all available relevant factors in determining an investment’s fair value. The Valuation Designee reports fair value matters to the Audit Committee of the Board. Market prices are considered not readily available where there is an
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absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close that materially affect the values of a Fund’s portfolio holdings or assets. In addition, market prices are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities or other instruments trade do not open for trading for the entire day and no other market prices are available. Fair value pricing is subjective in nature and the use of fair value pricing by the Valuation Designee may cause the NAV of a Fund’s shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio holding is primarily traded. There can be no assurance that a Fund could obtain the fair value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.
Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Securities and other instruments that are primarily traded on foreign markets may trade on days that are not business days of the Funds. The value of the foreign securities or other instruments in which a Fund invests may change on days when a shareholder will not be able to purchase, redeem or exchange shares of the Fund.
Fixed income investments (other than short-term obligations) and non-exchange traded derivatives held by a Fund are normally valued at prices supplied by independent pricing services in accordance with the Valuation Procedures. Short-term investments maturing in 60 days or less are generally valued at amortized cost, which approximates fair value.
Exchange traded derivatives, such as options, futures and options on futures, are valued at the last sale price determined by the exchange where such instruments principally trade as of the close of such exchange (“Exchange Close”). If a last sale price is not available, the value will be the mean of the most recently quoted bid and ask prices as of the Exchange Close. If a mean of the bid and ask prices cannot be calculated for the day, the value will be the most recently quoted bid price as of the Exchange Close. Over-the-counter derivatives are normally valued based on prices supplied by independent pricing services in accordance with the Valuation Procedures.
Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using the prevailing spot currency exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities or other instruments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Exchange is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of a Fund.
Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.
Shares of investment companies listed and traded on an exchange are valued in the same manner as any exchange-listed equity security. Investments in investment companies that are not listed or traded on an exchange (“Non-Traded Funds”), if any, are valued at the respective NAV of each Non-Traded Fund on the Valuation Date. Such Non-Traded Funds and listed investment companies may use fair value pricing as disclosed in their prospectuses.
Financial instruments for which prices are not available from an independent pricing service may be valued using quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with the Valuation Procedures.
Buy and Sell Prices
When you buy shares, you pay the NAV plus any applicable sales charges. When you sell shares, you receive the NAV less any applicable sales charges.
Execution Of Requests
Each Fund is open on those days when the Exchange is open, typically Monday through Friday. Buy and sell requests are executed at the next NAV calculated after your request is received, if your order is in “good order” (has all required information), by the transfer agent, authorized broker-dealers or their authorized designee, or third-party administrators. For more information regarding requests in “good order,” please see below.
Each Fund reserves the right to reject any purchase order in whole or in part and suspend and resume the sale of any share class of the Fund at any time for any reason.
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With respect to accounts directly held through the Funds’ transfer agent, you may buy and sell shares of each Fund on the web, by telephone, by wire or by mail. With respect to accounts directly held through the Funds’ transfer agent, you may exchange your shares by telephone, on the web, or by mail. Note that requests to buy, sell or exchange shares by mail must be sent to the P.O. box at the address provided elsewhere in this prospectus and will be sent from that address to the transfer agent for processing. Your request will be priced at the next NAV calculated after the transfer agent receives the request rather than after the request arrives at the P.O. box. At times of peak activity, it may be difficult to place requests by phone. During these times, visit hartfordfunds.com or consider sending your request in writing.
For shareholders that hold accounts with financial intermediaries, each Fund typically expects to pay sale proceeds to a redeeming shareholder’s account within 1 - 3 business days following receipt of the shareholder redemption order. For sale proceeds that are paid directly to a shareholder with respect to accounts held directly with the transfer agent, each Fund typically expects to pay sales proceeds, by electronic funds transfer, wire or by mailing a check, to redeeming shareholders within 1 business day, following receipt of the shareholder redemption order. Payment of redemption proceeds may take longer than the time each Fund typically expects and may take up to seven days as permitted by the Investment Company Act of 1940, as amended. The Fund may suspend the right of redemption for longer than seven days only as allowed by federal securities laws.
Under normal conditions, each Fund expects to meet redemption orders by using a combination of cash and cash equivalents holdings (including cash flows into the Fund) and/or by the sale of portfolio investments, although each Fund reserves the right to use temporary borrowings from its custodian bank (in the form of overdrafts) to meet redemptions, if necessary. As the Investment Manager determines to be appropriate in response to unusual circumstances or stressed market conditions, each Fund may use a line of credit, reverse repurchase agreements, interfund lending, or in-kind redemptions to meet redemption requests. As of March 1, 2024, each Fund does not engage in interfund lending. Please also see the section entitled “Redemptions In-Kind” below.
Additional Information Regarding Investing through a Financial Intermediary
You may purchase shares of the Funds through an approved financial intermediary. These intermediaries may charge you additional fees and may require different minimum investments or impose other limitations on buying and selling shares in addition to those applicable to shareholders who invest in the Funds directly. Please note that if you are purchasing shares through a retirement plan, you may need to call the administrator of the plan for details on purchases, redemptions and other account activity. Some of the services and programs described in this prospectus may not be available or may differ if you are purchasing shares through a financial intermediary. You should check with your financial intermediary for further details.
Requests In “Good Order”
All purchase and redemption requests must be received by a Fund in “good order.” This means that your request includes all accurate required information. The specific requirements for “good order” depend on the type of transaction and the method of purchase. The information generally required includes:
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Name, date of birth, residential address, and social security number.
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The Fund name, share class and account number.
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The amount of the transaction (in dollars or shares).
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Signatures of all owners exactly as registered on the account (for mail requests).
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Medallion signature guarantee or Signature Validation Program stamp (if required).
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Any supporting legal documentation that may be required.
The Funds reserve the right, without notice, to revise the requirements for good order.
Frequent Purchases and Redemptions of Fund Shares
The Funds are intended to be long-term investment vehicles and are not designed to provide investors with a means of speculating on short-term market movements (market timing). Frequent purchases and redemptions of Fund shares by a Fund’s shareholders can disrupt the management of the Fund, negatively affect the Fund’s performance, and increase expenses for all Fund shareholders. In particular, frequent trading (i) can force a Fund’s portfolio manager to hold larger cash positions than desired instead of fully investing all the Fund’s assets, which can result in lost investment opportunities; (ii) can cause unplanned and inopportune portfolio turnover in order to meet redemption requests; (iii) can increase broker-dealer commissions and other transaction costs as well as administrative costs for the Fund; and (iv) can trigger taxable gains for other shareholders. Also, some frequent traders engage in arbitrage strategies, by
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which these traders seek to exploit pricing anomalies that can occur when a Fund invests in securities that are thinly traded (for example, some high yield bonds and small capitalization stocks) or are traded primarily in markets outside of the United States. Frequent traders, and in particular those using arbitrage strategies, can dilute a Fund’s NAV for long-term shareholders.
If you intend to trade frequently or use market timing investment strategies, you should not purchase the Funds.
The Board has adopted policies and procedures with respect to frequent purchases and redemptions of Fund shares by Fund shareholders. The Funds’ policy is to discourage investors from trading in the Funds’ shares in an excessive manner that would be harmful to long-term investors and to make reasonable efforts to detect and deter excessive trading. Each Fund reserves the right to reject any purchase order at any time and for any reason, without prior written notice. Each Fund also reserves the right to revoke the exchange privileges of any person at any time and for any reason. In making such determinations, a Fund may consider an investor’s trading history in any of the Hartford mutual funds, including the person’s trading history in any accounts under a person’s common ownership or control. No system for the prevention and detection of market timing and other abusive trading activities can be expected to identify, address or eliminate all such activities in Fund shares. Shareholders seeking to engage in excessive trading practices sometimes deploy a variety of strategies to avoid detection and, despite the efforts of the Funds to prevent excessive trading, there is no guarantee that the Funds or the transfer agent will be able to identify such shareholders or curtail their trading practices. The ability of the Funds and the transfer agent to detect and curtail excessive trading practices may also be limited by operational systems and technological limitations. Because the Funds will not always be able to detect frequent trading activity, investors should not assume that the Funds will be able to detect or prevent all frequent trading or other practices that disadvantage the Funds.
It is the policy of the Funds to permit only two “substantive round trips” by an investor within any single Fund within a 90-day period. A substantive round trip is a purchase of or an exchange into a Fund and a redemption of or an exchange out of the same Fund in a dollar amount that the Funds’ transfer agent determines, in the reasonable exercise of its discretion, could adversely affect the management of the Fund. When an additional purchase or exchange order request for a Fund is received within the 90-day period, the requested transaction shall be rejected (unless such transaction was a transaction in an omnibus account that was identified, in accordance with the procedures described below, after it had already occurred). In addition, the person requesting such transaction shall be deemed an “Excessive Trader.” All exchange and purchase privileges of an Excessive Trader shall be suspended within such Fund for the first violation of the policy for a period of 90 days. For a second violation of the policy, the exchange and purchase privileges of the Excessive Trader shall be suspended indefinitely. If an Excessive Trader makes exchanges through a registered representative, in appropriate circumstances the Funds’ transfer agent may terminate the registered representative’s exchange and purchase privileges in the Funds. The frequent trading limitations do not apply to the following: (1) any transaction not initiated by a shareholder or its registered representative; (2) transactions that are part of a systematic program; (3) automatic programs offered by the Funds, such as dollar cost averaging, dividend diversification and systematic withdrawals; (4) transactions of $1,000 or less; (5) transactions by a Fund of Funds where Hartford Funds Management Company, LLC or an affiliate serves as the investment adviser; (6) transactions by a 529 plan where Hartford Funds Management Company, LLC or an affiliate is the program manager; (7) permitted conversion of shares from one share class to another share class within the same Fund; and (8) transactions, including certain rebalancing transactions, that a Fund, in its discretion, determines are not abusive or harmful.
The Funds’ policies for deterring frequent purchases and redemptions of Fund shares by a Fund shareholder are intended to be applied uniformly to all Fund shareholders to the extent practicable. Some financial intermediaries, such as broker-dealers, investment advisors, plan administrators, and third-party transfer agents, however, maintain omnibus accounts in which they aggregate orders of multiple investors and forward the aggregated orders to the Funds. Because the Funds receive these orders on an aggregated basis and because these omnibus accounts may trade with numerous fund families with differing market timing policies, the Funds are limited in their ability to identify or deter Excessive Traders or other abusive traders. The Funds’ procedures with respect to omnibus accounts are as follows: (1) Where the Funds’ transfer agent is provided individual shareholder level transaction detail on a daily basis, the Funds’ transfer agent shall monitor the daily trade activity of individual shareholders and apply the Policy. (2) Where the Funds’ transfer agent is not provided individual shareholder level transaction detail on a daily basis, the Funds’ transfer agent shall monitor the accounts at an omnibus level and apply detection tools designed to determine whether shareholder transactions violating the Policy may be occurring. In such cases, the Funds’ transfer agent shall request and evaluate individual shareholder level transaction detail and seek to impose restrictions in accordance with the Policy. The Funds’ ability to identify and deter frequent purchases and redemptions of a Fund’s shares through omnibus accounts is limited, and the Funds’ success in accomplishing the objectives of the policies concerning frequent
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purchases and redemptions of Fund shares in this context depends significantly upon the cooperation of the financial intermediaries. In addition to the foregoing, the Funds’ transfer agent also employs a process for reviewing certain large transactions in the Funds and may restrict trading as a result of its review.
The use of fair value pricing can serve both to make the Funds less attractive to market timers and to reduce the potential adverse consequences to other investors of market timing or abusive trading. Certain market timers may seek to take advantage of pricing anomalies that can occur in Fund shares resulting from the manner in which the NAV of the Funds’ shares is determined each day. Frequent trading in Fund shares can dilute the value of long-term shareholders’ interests in a Fund if the Fund calculates its NAV using closing prices that are no longer accurate. A Fund that invests in overseas markets or that invests in securities of smaller issuers or thinly traded securities is more susceptible to this activity. The Funds’ pricing procedures, particularly those procedures governing the determination of the “fair value” of securities for which market prices are not readily available (or are unreliable) for foreign securities, may serve as a deterrent against harmful excessive trading in fund shares. For additional information concerning the Funds’ fair value procedures, please refer to “Valuation of Shares.”
The Funds reserve the right to modify this policy, including any surveillance procedures established from time to time to effectuate this policy, at any time without notice. The Funds, the Investment Manager, and/or the Funds’ transfer agent shall not be liable for any loss resulting from rejected purchase orders or exchanges.
Certificated Shares
Shares are electronically recorded and share certificates are not issued.
Account Closings
There may be instances in which it is appropriate for your account to be closed. Your account could be closed if: (i) your identity cannot be verified or you fail to provide a valid SSN or TIN; (ii) the registered address of your account is outside of the United States or in a U.S. jurisdiction in which the Fund shares are not registered; (iii) transactions in your account raise suspicions of money laundering, fraud or other illegal conduct; (iv) shares purchased are not paid for when due; (v) your account does not meet the qualifications for ownership for the particular class of shares held in your account; (vi) maintenance of your account jeopardizes the tax status or qualifications of the Funds; (vii) your account balance falls to $1,000 or less and you fail to bring the account above $1,000 within thirty (30) days of notification; (viii) there is a change in your broker of record, for example your broker is no longer able to sell Fund shares; or (ix) closing the account is determined to be in the best interests of the Fund.
Neither the Funds, the Investment Manager, the Distributor, Hartford Administrative Services Company nor any of their affiliates will be responsible for any loss in an investor’s account or tax liability resulting from an involuntary redemption.
Sales In Advance of Purchase Payments
When you place a request to sell shares for which the purchase money has not yet been collected, the request will be executed in a timely fashion, but the Fund will not release the proceeds to you until your purchase payment clears. This may take up to 5 business days after the purchase.
Redemptions IN-KIND
Each Fund reserves the right to pay the redemption price of shares of the Fund in whole or in part in portfolio securities constituting the shareholder’s proportionate share of the current assets of the Fund rather than cash. It is not expected that the Fund would pay redemptions by an in-kind distribution except in unusual and/or stressed circumstances. When the shareholder sells portfolio securities received in this fashion, the shareholder would be subject to transaction costs, including brokerage and other charges and taxes. Prior to such sale, the shareholder would be exposed to market risk. Any such securities would be valued for the purposes of making such payment at the same value as used in determining a Fund’s net asset value. Each Fund, however, always redeems shares solely in cash up to the lesser of $250,000 or 1.00% of the net asset value of the Fund during any 90 day period for any one account.
Abandoned Property
It is the responsibility of the shareholder to keep the shareholder’s account(s) active and to provide Hartford Funds with a current and correct address for the shareholder’s account(s). An out-of-date or incorrect address may cause a shareholder’s account statements and other mailings to be returned to Hartford Funds. If your account has no activity in it within a certain period of time, Hartford Funds may be required to transfer it to a state under the state’s abandoned property law, subject to potential federal or state withholding taxes. For IRAs escheated to a state under these abandoned property laws, the escheatment will generally be treated as a taxable distribution to you; federal and
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any applicable state income tax will be withheld. This may apply to your Roth IRA as well. Hartford Funds will not be liable to a shareholder or a shareholder’s financial intermediary for good faith compliance with state unclaimed or abandoned property (escheatment) laws or related federal tax withholding requirements.
To learn more about the escheatment rules for your particular state, please contact your attorney or State Treasurer’s and/or Controller’s Offices. If you do not hold your shares directly with a Fund, you should contact your financial intermediary, retirement plan or other third party intermediary regarding applicable state escheatment laws.
Escheatment laws vary by state, and states have different criteria for defining inactivity and unclaimed or abandoned property. Hartford Funds strongly encourages you to keep your account active and up-to-date. Depending on laws in your jurisdiction, you may assist us in safeguarding your investments for accounts directly held with Hartford Funds by at least once a year: (i) logging in to your account at hartfordfunds.com and viewing your account information; (ii) calling Hartford Funds at 1-888-843-7824 for an account balance or speaking with a customer service representative at the same phone number after you go through a security verification process; and (iii) taking action on letters received in the mail from Hartford Funds concerning account inactivity, outstanding checks and/or escheatment or abandoned property and promptly following the directions in such letters. Residents of certain states may designate a representative to receive escheatment or abandoned property notices regarding Fund shares. For more information, please contact your financial intermediary. Please be advised that simply visiting the above Hartford Funds website or making contact by phone may not establish sufficient contact for purposes of escheatment laws in certain states. Check with your state of residence for specifics.
Account Statements and Duplicate Copies of Materials to Households (ACCOUNTS DIRECTLY HELD WITH THE TRANSFER AGENT)
If your account is held directly with the Funds’ transfer agent, you will receive account and tax information statements from the transfer agent. If you receive account statements from the transfer agent, you may request copies of annual account summaries by calling 1-888-843-7824. A $20 fee may be charged for account summaries older than the preceding year. If your account is not held directly with the Funds’ transfer agent, please contact your financial intermediary for information on its policy with respect to account statements.
You should take precautions to protect yourself from fraud. Keep your account-related information private, and review any account confirmations, statements, or other information that we provide to you as soon as you receive them. Let us know immediately if you discover unauthorized activity or see something on your account that you do not understand or that looks unusual. Neither the Funds nor the Funds’ transfer agent will be responsible for losses that result from transactions by a person who we reasonably believe is authorized to act on your account.
To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the summary prospectus, shareholder reports (to the extent received by mail), proxy statements, and information statements. You may view current prospectuses/summary prospectuses and shareholder reports on our website. If you hold your account directly with the Funds’ transfer agent and you want to receive multiple copies of these materials, you may call us at 1-888-843-7824 or notify us in writing. Individual copies of such materials will be sent to you commencing within 30 days after we receive your request to stop householding for accounts directly held with the Funds’ transfer agent. If your account is not held directly with the Funds’ transfer agent, please contact your financial intermediary for information on your financial intermediary’s policy with respect to householding and/or how to change your householding status.
Additional Investor Services - Class A and Class C Shares
Contact your financial intermediary to determine if you are eligible for any additional investor services. The following outlines the additional investor services for accounts that are directly held with the Fund’s transfer agent:
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Automatic Investment Plan (AIP) lets you set up regular investments from your bank account to a Fund. You determine the frequency and amount of your investments, and you can terminate your program at any time. To establish, complete the appropriate parts of your account application, or if this is an IRA account, complete the “Mutual Funds Automatic Investment Form.” If you are using AIP to open an account, you must invest a minimum initial investment of $250 into a Fund and invest a minimum of $50 per month into the Fund.
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Systematic Withdrawal Plan (SWP) may be used for routine bill payments or periodic withdrawals from your account. To establish, make sure you have at least $5,000 worth of shares in your account and that the amount per transaction is $50 or more. Also, make sure you are not planning to invest more money in this account (buying shares of a Fund during a period when you are also selling shares of the Fund is not advantageous to you, because of sales charges). Specify the payee(s), who may be yourself or any other party. There is no limit to the number of payees you may have. A Medallion signature guarantee is required if the payee is someone other
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than the registered owner. Determine the schedule (monthly, quarterly, semi-annually, annually or in certain selected months) and fill out the relevant part of the account application. To add a systematic withdrawal plan to an existing account, contact your financial intermediary or the transfer agent.
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Dollar Cost Averaging Programs (DCA) let you set up monthly or quarterly exchanges from a Fund to the same class of shares of another Hartford mutual fund. To establish, complete the appropriate parts of your account application or the “Mutual Fund Dollar Cost Averaging Form.” Be sure that the amount is for $50 or more and that the accounts involved have identical registrations.
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Automatic Dividend Diversification (ADD) lets you automatically reinvest dividends and capital gains distributions paid by a Fund into the same class of another Hartford mutual fund. To establish, fill out the relevant portion of the account application and be sure that the accounts involved have identical registrations.
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Systematic Exchange lets you automatically transfer money from a share class of a Fund to the same share of another Hartford mutual fund.
Hartford Funds may stop your AIP, SWP, DCA Program or Systematic Exchange if we are unable to obtain an accurate address for your account.
Uncashed Checks Issued on Your Account
Each Fund reserves the right to reinvest any amounts (e.g., dividends, distributions or redemption proceeds) that you have elected to receive by check should your check remain uncashed for more than 180 days. No interest will accrue on amounts represented by uncashed checks. Your check will be reinvested in your account at the NAV on the day of the reinvestment. When reinvested, those amounts are subject to the risk of loss like any Fund investment. If you elect to receive distributions in cash and a check remains uncashed for more than 180 days, your cash election may be changed automatically to reinvest and your future dividend and capital gains distributions will be reinvested in the Fund at the NAV as of the date of payment of the distribution. This provision may not apply to certain retirement or qualified accounts, accounts with a non-U.S. address or closed accounts. Your participation in a systematic withdrawal program may be terminated if a check remains uncashed.
RETIREMENT PLANS AND CERTAIN OTHER ACCOUNTS
The Funds may be available through a range of retirement plans, including traditional, Roth, SIMPLE and SEPs IRAs and 401(k) plans. Minimum investment amounts may apply. To find out more, call 1-888-843-7824.
If you open a retirement account (including traditional, Roth, SIMPLE, or SEPs IRAs, and 403(b) Accounts) or Coverdell Education Savings Account (“Coverdell Account”) through Hartford Funds, UMB Bank, n.a. will serve as the custodian of that account. Retirement accounts and Coverdell Accounts are charged an annual maintenance fee (up to $25) that is paid to UMB Bank, n.a., HASCO and/or certain other Fund service providers. These fees are in addition to the fees and expenses that you pay for investing in the Funds (set forth in each Fund’s fees and expenses table). Please refer to the Custodial Agreement & Disclosure Statement for your retirement account or Coverdell Account for information on applicable annual maintenance fees.
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Distribution Arrangements
Hartford Funds Distributors, LLC (the “Distributor”), a registered broker-dealer and member of the Financial Industry Regulatory Authority (“FINRA”), serves as the principal underwriter for each Fund pursuant to an Underwriting Agreement approved by the applicable Board of Directors. Shares of the Funds are continuously offered and sold by selected broker-dealers pursuant to selling agreements with the Distributor, and such broker-dealers may in turn designate and authorize other financial intermediaries to offer and sell Fund shares. Except as discussed below, the Distributor (and not the Funds) bears the expenses of providing services pursuant to the Underwriting Agreement, including the payment of expenses relating to the distribution of prospectuses for sales purposes, as well as any other advertising or sales literature. The Distributor is not obligated to sell any specific amount of Fund shares.
Distribution Plans –  Class A, Class C, Class R3 and Class R4 Shares
The applicable Board of Directors has approved the adoption of a separate distribution plan (each, a “Plan”) pursuant to Rule 12b-1 under the 1940 Act for Class A, Class C, Class R3 and Class R4 shares. Under a Plan, Class A, Class C, Class R3 and Class R4 shares of a Fund, as applicable, bear distribution and/or service fees paid to the Distributor, some or all of which may be paid to select broker-dealers and certain other financial intermediaries. Total compensation under a Plan may not exceed the maximum cap imposed by FINRA with respect to asset-based sales charges. Distribution fees paid to the Distributor may be spent on any activities or expenses primarily intended to result in the sale of the respective Fund’s shares. Under a Plan, each Fund pays the Distributor the entire fee, regardless of the Distributor’s expenditures. Even if the Distributor’s actual expenditures exceed the fee payable to the Distributor at any given time, a Fund will not be obligated to pay more than that fee. If the Distributor’s actual expenditures are less than the fee payable to the Distributor at any given time, the Distributor may realize a profit from the arrangement.
Class A Plan –  Pursuant to the Class A Plan, a Fund may pay the Distributor a fee of up to 0.25% of the average daily net assets attributable to Class A shares for distribution financing activities and shareholder account servicing activities. The entire amount of the fee may be used for shareholder servicing expenses and/or distribution expenses.
Class C Plan –  Pursuant to the Class C Plan, a Fund may pay the Distributor a fee of up to 1.00% of the average daily net assets attributable to Class C shares for distribution financing activities, and up to 0.25% may be used for shareholder account servicing activities. The Class C Plan also provides that the Distributor will receive all contingent deferred sales charges attributable to Class C shares.
Class R3 Plan –  Pursuant to the Class R3 Plan, a Fund may pay the Distributor a fee of up to 0.50% of the average daily net assets attributable to Class R3 shares for distribution financing activities, and up to 0.25% may be used for shareholder account servicing activities.
Class R4 Plan –  Pursuant to the Class R4 Plan, a Fund may pay the Distributor a fee of up to 0.25% of the average daily net assets attributable to Class R4 shares for distribution financing activities. The entire amount of the fee may be used for shareholder account servicing activities.
Payments to Financial Intermediaries and Other Entities
The Investment Manager, Distributor and/or their affiliates and the Hartford mutual funds make a variety of payments to broker-dealers and financial institutions (“Financial Intermediaries”) that sell the shares of the Hartford mutual funds, and/or Financial Intermediaries and other intermediaries that provide services (“Servicing Intermediaries”) to the Hartford mutual funds. These payments may vary from one product to another. For this reason, (1) if your Financial Intermediary receives greater payments with respect to the Hartford mutual funds than it receives with respect to other products, it may be more inclined to sell you shares of a Hartford mutual fund rather than another product and/or (2) if your Servicing Intermediary (which may also be your Financial Intermediary) receives greater payments with respect to the Hartford mutual funds, such payments may create an incentive for the Servicing Intermediary to favor the Hartford mutual funds rather than other fund companies or investment products for which it may receive a lower payment. You may contact your Financial Intermediary or Servicing Intermediary if you want additional information regarding any Additional Payments or Servicing Payments it receives.
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Payments Made From Fund Assets.
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Commissions and Rule 12b-1 Payments. The Distributor and/or its affiliates pay sales commissions and Rule 12b-1 fees to Financial Intermediaries out of assets that the Distributor and/or its affiliates receive from the Hartford mutual funds. The Funds’ SAI includes information regarding these commission and Rule 12b-1 payments by share class.
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Administrative Fees to Servicing Intermediaries. The Distributor and/or its affiliates make payments to Servicing Intermediaries that provide sub-accounting, administrative and/or shareholder processing services to the Hartford mutual funds (“Administrative Fees”). Such payments may be made out of 12b-1 and/or transfer agent fees that the Distributor and/or its affiliates receive from the Hartford mutual funds. Depending upon the particular share class and/or contractual arrangement with a Servicing Intermediary, these payments may be calculated based on average net assets of the Hartford mutual funds that are serviced by the Servicing Intermediary, or on a per account basis. The Funds’ SAI includes information regarding Fund expenses and distribution arrangements.
Payments Made by the Investment Manager and/or its Affiliates. As explained in more detail below under the sections entitled “Additional Payments to Financial Intermediaries” and “Servicing Payments to Servicing Intermediaries,” the Investment Manager and/or its affiliates make payments out of their own assets and not as an expense to or out of the assets of the Funds to (1) Financial Intermediaries to encourage the sale of Hartford mutual funds’ shares (“Additional Payments”) and/or (2) Servicing Intermediaries as additional compensation for sub-accounting, administrative and/or shareholder processing services (“Servicing Payments”).
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Additional Payments to Financial Intermediaries. The amount of any Additional Payments made by the Investment Manager and/or its affiliates to a Financial Intermediary is generally based on one or more of the following criteria: (i) the average net assets of the Hartford mutual funds that are attributed to that Financial Intermediary; (ii) the amount of Hartford mutual fund shares sold through that Financial Intermediary; and (iii) the mix of equity and fixed income funds sold through or attributed to that Financial Intermediary. The annual amount of Additional Payments made to any one Financial Intermediary is normally not expected to exceed 0.20% of the average net assets of the Hartford mutual funds that are attributed to that Financial Intermediary. For the calendar year ended December 31, 2023, the Investment Manager and its affiliates incurred approximately $58.7 million in total Additional Payments to Financial Intermediaries.
Additional Payments to Financial Intermediaries, including those listed in the Funds’ SAI, may be used for various purposes and take various forms, including but not limited to:
(1)
Payments for putting the Hartford mutual funds on a Financial Intermediary’s list of mutual funds available for purchase by its customers;
(2)
Payments for including the Hartford mutual funds within a group that receives special marketing focus or placing the Hartford Funds on a “preferred list”;
(3)
“Due diligence” payments for a Financial Intermediary’s examination of Hartford mutual funds and payments for providing extra employee training and information relating to Hartford Funds;
(4)
“Marketing support fees” for providing assistance in promoting the sale of Hartford mutual fund shares;
(5)
Sponsorships of sales contests and promotions where participants receive prizes such as travel awards, merchandise, cash or recognition;
(6)
Provision by a Financial Intermediary of sales-related data to the Investment Manager and/or its affiliates;
(7)
Provision of educational programs, including information and related support materials;
(8)
Provision of computer hardware and software; and
(9)
Occasional meals and entertainment, tickets to sporting events, nominal gifts and travel and lodging (subject to applicable rules and regulations).
With respect to Class R6 and F shares, neither the Distributor nor any of its affiliates pay any commission payments, account servicing fees, record keeping fees, 12b-1 fees, sub-transfer agent fees, administration fees or other asset-based or sales-based fees to any financial intermediary. With respect to Class Y shares, neither the Distributor nor any affiliates of the Distributor will enter into any new arrangement after May 11, 2018 to make any asset-based or sales-based payment to any financial intermediary that is not directly related to account servicing, record keeping, 12b-1 fees, sub-transfer agency, administration or similar services. Although with respect to certain classes the Distributor and its affiliates do not pay any commission payments, account servicing fees, record keeping fees,
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12b-1 fees, sub-transfer agent fees, administration fees or other asset-based or sales-based fees to any financial intermediary, in certain instances, the Distributor and/or its affiliates may make payments to Financial Intermediaries that are not based on assets or sales of any particular Fund or share class (e.g. flat fee payments for platform participation, conference sponsorship, data packages, etc.), or that are in connection with the maintenance of each Fund share class within the Financial Intermediary’s platform.
As of January 1, 2024, the Investment Manager and/or its affiliates pay or have entered into ongoing contractual arrangements to pay Additional Payments to the Financial Intermediaries listed below: Ameriprise Financial Services, Inc.; Avantax Investment Services; BancWest Investment Services; Cadaret Grant & Co., Inc.; Cambridge Investment Research Inc.; Charles Schwab & Co., Inc.; Citigroup Global Markets, Inc.; Commonwealth Financial Network; CUSO Financial Services, L.P.; Edward D. Jones & Co.; Fidelity; Frost Brokerage Services, Inc.; GWFS Equities, Inc.; Huntington Investment Co.; Janney Montgomery Scott; JPMorgan Securities LLC; Lincoln Financial Advisors Group; LPL Financial Corp.; Merrill Lynch; Mid Atlantic Capital Corporation; Morgan Stanley Smith Barney; National Financial Services; Newbridge Securities; NEXT Financial Group, Inc.; Northwestern Mutual Investment Services, LLC; Osaic Wealth, Inc.; Pershing LLC; Raymond James & Associates Inc. and Raymond James Financial Services, Inc.; RBC Capital Markets Corporation; Robert W. Baird; Rockefeller Financial LLC; Schroder Fund Advisors LLC; Stifel, Nicolaus & Company, Inc.; TD Ameritrade Trust Co.; UBS Financial Services Inc.; U.S. Bancorp Investments Inc.; Voya Financial; and Wells Fargo. The Investment Manager and/or its affiliates may in the future enter into similar ongoing contractual arrangements with other Financial Intermediaries. Financial Intermediaries that received Additional Payments in 2023 of at least $500 in value for items such as sponsorship of meetings, education seminars and travel and entertainment, but may not have an ongoing contractual relationship with the Investment Manager or one of its affiliates, are listed in the SAI.
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Servicing Payments to Servicing Intermediaries. The Investment Manager, HASCO and/or their affiliates pay Servicing Payments to Servicing Intermediaries. As noted above under the section entitled “Payments Made From Fund Assets,” these Servicing Payments are separate from, and in addition to, any Administrative Fees paid by the Distributor and/or its affiliates from payments received from the Hartford mutual funds. The amount of the Servicing Payments is generally based on average net assets of the Hartford mutual funds that are serviced by a Servicing Intermediary. With certain limited exceptions, the annual amount of Servicing Payments made to any specific Servicing Intermediary is not expected to exceed 0.25% of the average net assets of the Hartford mutual funds that are serviced by that Servicing Intermediary. For the year ended December 31, 2023, the Investment Manager, HASCO and/or their affiliates incurred approximately $2.1 million in total Servicing Payments and these Servicing Payments did not exceed $0.7 million for any one Servicing Intermediary.
As of January 1, 2024, the Investment Manager, HASCO and/or their affiliates pay or have entered into ongoing contractual arrangements to pay Servicing Payments to the following entities: ADP Broker Dealer, Inc.; American United Life Insurance Company; Ascensus, Inc.; Fidelity; Goldman Sachs & Co.; GWFS Equities, Inc.; John Hancock Trust Company; Lincoln Retirement Services Company, LLC; Massachusetts Mutual Life Insurance Company; Merrill Lynch; Mid Atlantic Capital Corporation; Minnesota Life Insurance Company; MSCS Financial Services, LLC; National Financial Services; Principal Life Insurance Company; Prudential Insurance Company of America; Reliance Trust Company; TD Ameritrade Trust Company; The Vanguard Group; Transamerica Retirement Solutions; and Voya Financial. The Investment Manager, HASCO and/or their affiliates may in the future enter into similar arrangements with other Servicing Intermediaries.
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Fund Distributions and Tax Matters
Dividends and Distributions
Each Fund intends to distribute substantially all of its net investment income and capital gains to shareholders at least once a year. Capital gains of each Fund are normally declared and paid annually. Dividends from net investment income, if any, of each Fund are normally declared and paid as follows:
Fund	Declaration and payment frequency of net investment income
Capital Appreciation Fund	Annually
Core Equity Fund	Annually
Dividend and Growth Fund	Quarterly
Equity Income Fund	Quarterly
Growth Opportunities Fund	Annually
Healthcare Fund	Annually
MidCap Fund	Annually
MidCap Value Fund	Annually
Small Cap Growth Fund	Annually
Small Cap Value Fund	Annually
Small Company Fund	Annually
Notwithstanding the foregoing, each Company’s Board of Directors has delegated authority to the Funds’ Treasurer to reduce the frequency with which dividends are declared and paid and to declare and make payments of long-term capital gains as permitted or required by law or in order to avoid tax penalties. Further, each Fund reserves the right to change its dividend distribution policy at the discretion of its Board of Directors. Unless shareholders specify otherwise, all dividends and distributions received from a Fund are automatically reinvested in additional full or fractional shares of that Fund.
Unless your investment is in a tax-deferred account, you may want to avoid buying shares shortly before a Fund pays a dividend. The reason? If you buy shares when a Fund has realized but not yet distributed taxable income or capital gains, you will pay the full price for the shares and then receive a portion of the price back in the form of a taxable dividend. As an example, on December 15, you invest $5,000, buying 250 shares for $20 each. If the Fund pays a distribution of $1 per share on December 16, its share price will drop to $19 (not counting market change). You still have only $5,000 (250 shares x $19 = $4,750 in share value, plus 250 shares x $1 = $250 in distributions), but you owe tax on the $250 distribution you received even if you reinvest it in more shares. To avoid buying a dividend, check a Fund’s distribution schedule before you invest. Before investing you may want to consult your tax advisor.
If you elect to receive dividends in cash, you will only receive a check if the dividend amount exceeds $10. If the dividend is $10 or less, the amount will automatically be reinvested in the Fund. If you would like to receive cash dividends, regardless of the amount, you can establish an electronic funds transfer to your bank. For assistance in establishing electronic funds transfer transactions, please call 1-888-843-7824.
Taxability of Dividends
Unless your shares are held in a tax-advantaged account, dividends and distributions you receive from a Fund, whether reinvested or taken as cash, are generally considered taxable. Distributions from a Fund’s long-term capital gains are taxable as long-term capital gains, regardless of how long you held your shares. Distributions from short-term capital gains and from ordinary income (other than certain qualified dividend income) are generally taxable as ordinary income.
If a Fund’s distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution generally will not be taxable, but will reduce each shareholder’s cost basis in a Fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold. Any return of capital in excess of your basis, however, is taxable as a capital gain.
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A portion of dividends from ordinary income may qualify for the dividends-received deduction for corporations. Distributions from certain qualified dividend income generally are taxable to individuals at the same rates that apply to long-term capital gains, if certain holding period and other requirements are met. The maximum individual rate applicable to “qualified dividend income” and long-term capital gains is currently generally either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts. The amount of a Fund’s distributions that would otherwise qualify for this favorable tax treatment may be reduced as a result of such Fund’s securities lending activities, investment in derivatives or high portfolio turnover rate.
An additional 3.8% Medicare tax is imposed on certain net investment income (including taxable distributions received from a Fund and net gains from redemptions of Fund shares) of individuals, estates and trusts to the extent that such person’s gross income, with certain adjustments, exceeds certain threshold amounts.
Some dividends paid in January may be taxable as if they had been paid the previous December.
Dividends and capital gains distributed by each Fund to tax-deferred retirement plan accounts are not taxable currently.
Taxability of Transactions
Unless your shares are held in a tax-advantaged account, any time you sell or exchange shares, it is considered a taxable event for you. You may have a capital gain or a loss on the transaction that will be long-term or short-term, depending upon how long you held your shares. Your ability to deduct capital losses may be limited. You are responsible for any tax liabilities generated by your transactions. With limited exceptions, distributions from a retirement plan account are taxable as ordinary income. Consult your tax advisor if you sell shares held for less than six months at a loss after receiving a long-term capital gain distribution from a Fund.
As described above, a shareholder may be able to convert one class of shares for another class of shares of the same Fund. In general, conversions of one share class for a different share class of the same Fund should not result in the realization by the investor of a taxable capital gain or loss for U.S. federal income tax purposes, provided that the transaction is undertaken and processed, with respect to any shareholder, as a direct conversion transaction. If the conversion results in a CDSC or sales charge, Fund shares may be redeemed to pay the charge, and that redemption would be taxable. Shareholders should consult their tax advisors as to the federal, state, local and non-U.S. tax consequences of an intra-fund conversion.
Conversions of one class of shares for another class of shares of the same Fund within a tax-deferred retirement plan account will not result in a capital gain or loss for federal or state income tax purposes.
Additional Information
A Fund may be required to withhold U.S. federal income tax (currently, at the rate of 24%) of all taxable distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the Internal Revenue Service (“IRS”) that you are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against your U.S. federal income tax liability. IRS Regulations require each Fund to report to the IRS and furnish to shareholders the cost basis information and holding period for Fund shares purchased on or after January 1, 2012, and sold on or after that date. Each Fund will permit shareholders to elect from among several cost basis methods accepted by the IRS, including average cost. In the absence of an election by a shareholder, each Fund will use the average cost method with respect to that shareholder. To elect a cost basis method other than the default method average cost for accounts directly held with the Funds’ transfer agent, your request must be received in writing by completing the appropriate part of your account application, by completing “Cost Basis Method Election for Non-Qualified Hartford Funds Accounts” Form or submitted through the investor portal on hartfordfunds.com. If you hold your account with a financial intermediary, please contact that financial intermediary for instructions on how to make your election. Fund shareholders should consult with their tax advisors to determine the best cost basis method for their tax situation and to obtain more information about how the new cost basis reporting rules apply to them.
Each Fund will generally be required to withhold U.S. federal income tax at the rate of 30% of all taxable distributions to you if you are a non-resident alien or foreign entity and there is no applicable tax treaty or if you are claiming reduced withholding under a tax treaty and you have not properly completed and signed the appropriate IRS Form W-8. You also must complete and send to us the appropriate IRS Form W-8 to certify your foreign status. Provided that the appropriate IRS Form W-8 is properly completed, long-term capital gains distributions and proceeds of sales are generally not subject to withholding for foreign shareholders.
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Each Fund is required to withhold U.S. tax (at a 30% rate) on payments of taxable dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to a Fund to enable the Fund to determine whether withholding is required.
Distributions from each Fund may also be subject to state, local and foreign taxes. You should consult your own tax advisor regarding the particular tax consequences of an investment in a Fund.
This section summarizes some of the consequences under current Federal tax law of an investment in each Fund. It is not a substitute for personal tax advice. Consult your personal tax advisor about the potential tax consequences of an investment in the Funds under all applicable tax laws.
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Performance Notes
Small Cap Value Fund
Performance information prior to July 10, 2015 includes the Fund’s performance when it invested at least 80% of its assets in common stocks of small-capitalization and mid-capitalization companies. Performance information prior to November 1, 2018 includes when the Fund used a quantitative multifactor approach to bottom-up stock selection.
Indices:
The indices are unmanaged, and their results include reinvested dividends and/or distributions, but do not reflect the effect of sales charges, commissions, expenses or taxes.
The Russell 1000 Index is designed to measure the performance of the 1,000 largest companies in the Russell 3000 Index. The Russell 3000 Index is designed to measure the performance of the 3,000 largest US companies based on total market capitalization.
The Russell 1000 Growth Index is designed to measure the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Index is designed to measure the performance of the 1,000 largest companies in the Russell 3000 Index based on their market capitalization and current index membership.
The Russell 1000 Value Index is designed to measure the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 1000 Index is designed to measure the performance of the 1,000 largest companies in the Russell 3000 Index based on their market capitalization and current index membership.
The Russell 2000 Growth Index is designed to measure the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Index is an index comprised of 2,000 of the smallest US-domiciled company common stocks based on a combination of their market capitalization and current index membership.
The Russell 2000 Value Index is designed to measure the performance of those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2000 Index is an index comprised of 2,000 of the smallest US-domiciled company common stocks based on a combination of their market capitalization and current index membership.
The Russell 3000 Index is designed to measure the performance of the 3,000 largest US companies based on total market capitalization.
The Russell 3000 Growth Index is designed to measure the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 3000 Index is designed to measure the performance of the 3,000 largest companies based on their market capitalization.
The Russell Midcap Growth Index is designed to measure the performance of the mid-cap growth segment of the US equity universe. It includes those Russell Midcap Index companies with relatively higher price-to-book ratios, higher I/B/E/S forecast medium term (2 year) growth and higher sales per share historical growth (5 years).
The Russell Midcap Value Index is designed to measure the performance of the mid-cap value segment of the US equity universe. It includes those Russell Midcap Index companies with lower price-to-book ratios and lower forecasted growth values.
The S&P 500 Index is a float-adjusted market capitalization-weighted price index composed of 500 widely held common stocks.
The S&P Composite 1500 Health Care Index is a float-adjusted market capitalization-weighted index comprised of those companies included in the S&P Composite 1500 that are classified as members of the Global Industry Classification Standard (GICS®) health care sector.
The S&P MidCap 400 Index is a float-adjusted market capitalization-weighted index designed to measure the performance of the mid-cap segment of the market. The index is composed of 400 constituent companies.
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Financial Highlights
The financial highlights table for each Fund is intended to help you understand each Fund’s financial performance for the past five years, or if shorter, the period of the Fund’s operations. Certain information reflects financial results for a single Fund share. The total returns in the table for each Fund represent the rate that an investor would have earned, or lost, on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the fiscal years ended October 31, 2023, October 31, 2022, October 31, 2021, and October 31, 2020 has been derived from the financial statements audited by PricewaterhouseCoopers LLP, the Funds’ independent registered public accounting firm, whose report, along with each Fund’s financial statements and financial highlights, is included in the annual report to shareholders, which is available upon request. The information for the fiscal year ended October 31, 2019 was audited by another independent registered public accounting firm. Footnotes are located on the last page of these financial highlights tables.
	— Selected Per-Share Data(1) —								— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover
The Hartford Capital Appreciation Fund
For the Year Ended October 31, 2023
A	$34.53	$0.20	$1.44	$1.64	$(0.12)	$(1.88)	$(2.00)	$34.17	4.79%	$3,943,921	1.06%	1.05%	0.57%	62%
C	22.26	(0.05)	0.93	0.88	—	(1.88)	(1.88)	21.26	3.93	63,034	1.85	1.85	(0.22)	62
I	34.84	0.29	1.45	1.74	(0.22)	(1.88)	(2.10)	34.48	5.05	444,439	0.79	0.79	0.83	62
R3	39.62	0.08	1.66	1.74	—	(1.88)	(1.88)	39.48	4.40	25,851	1.42	1.42	0.20	62
R4	41.74	0.22	1.74	1.96	(0.07)	(1.88)	(1.95)	41.75	4.72	24,703	1.10	1.10	0.52	62
R5	42.91	0.36	1.78	2.14	(0.20)	(1.88)	(2.08)	42.97	5.05	19,457	0.80	0.80	0.82	62
R6	43.28	0.38	1.82	2.20	(0.25)	(1.88)	(2.13)	43.35	5.14	64,712	0.70	0.70	0.87	62
Y	43.22	0.37	1.78	2.15	(0.19)	(1.88)	(2.07)	43.30	5.03	21,623	0.81	0.81	0.83	62
F	34.85	0.33	1.43	1.76	(0.25)	(1.88)	(2.13)	34.48	5.13	636,340	0.70	0.70	0.92	62
For the Year Ended October 31, 2022
A	$48.89	$0.12	$(7.60)	$(7.48)	$(0.05)	$(6.83)	$(6.88)	$34.53	(17.73)%	$4,238,197	1.05%	1.04%	0.31%	82%
C	34.14	(0.12)	(4.93)	(5.05)	—	(6.83)	(6.83)	22.26	(18.35)	87,852	1.84	1.84	(0.49)	82
I	49.25	0.22	(7.64)	(7.42)	(0.16)	(6.83)	(6.99)	34.84	(17.49)	513,601	0.78	0.78	0.57	82
R3	55.21	(0.03)	(8.73)	(8.76)	—	(6.83)	(6.83)	39.62	(18.03)	30,074	1.41	1.41	(0.06)	82
R4	57.63	0.12	(9.18)	(9.06)	—	(6.83)	(6.83)	41.74	(17.77)	26,984	1.10	1.10	0.25	82
R5	59.02	0.26	(9.41)	(9.15)	(0.13)	(6.83)	(6.96)	42.91	(17.51)	27,917	0.80	0.80	0.56	82
R6	59.48	0.31	(9.49)	(9.18)	(0.19)	(6.83)	(7.02)	43.28	(17.44)	27,644	0.70	0.70	0.66	82
Y	59.41	0.26	(9.48)	(9.22)	(0.14)	(6.83)	(6.97)	43.22	(17.52)	74,365	0.80	0.80	0.54	82
F	49.26	0.25	(7.64)	(7.39)	(0.19)	(6.83)	(7.02)	34.85	(17.42)	696,473	0.69	0.69	0.66	82
For the Year Ended October 31, 2021
A	$38.39	$0.05	$12.59	$12.64	$(0.15)	$(1.99)	$(2.14)	$48.89	33.83%	$5,710,869	1.04%	1.04%	0.12%	62%
C	27.45	(0.21)	8.89	8.68	—	(1.99)	(1.99)	34.14	32.74	148,862	1.83	1.83	(0.66)	62
I	38.66	0.18	12.66 (4)	12.84 (4)	(0.26)	(1.99)	(2.25)	49.25	34.15	721,608	0.77	0.77	0.38	62
R3	43.14	(0.13)	14.19	14.06	—	(1.99)	(1.99)	55.21	33.32	45,054	1.41	1.41	(0.25)	62
R4	44.91	0.03	14.78 (4)	14.81 (4)	(0.10)	(1.99)	(2.09)	57.63	33.72	36,750	1.10	1.10	0.06	62
R5	45.94	0.20	15.11 (4)	15.31 (4)	(0.24)	(1.99)	(2.23)	59.02	34.11	36,529	0.80	0.80	0.36	62
R6	46.27	0.26	15.22	15.48	(0.28)	(1.99)	(2.27)	59.48	34.27	19,261	0.69	0.69	0.46	62
Y	46.24	0.21	15.21	15.42	(0.26)	(1.99)	(2.25)	59.41	34.14	122,539	0.80	0.79	0.37	62
F	38.66	0.21	12.67	12.88	(0.29)	(1.99)	(2.28)	49.26	34.28	893,713	0.69	0.69	0.47	62
For the Year Ended October 31, 2020
A	$37.12	$0.18	$2.90	$3.08	$(0.17)	$(1.64)	$(1.81)	$38.39	8.57%	$4,645,677	1.07%	1.07%	0.48%	84%
C	27.08	(0.07)	2.08	2.01	—	(1.64)	(1.64)	27.45	7.78	177,309	1.85	1.85	(0.27)	84
I	37.36	0.28	2.93	3.21	(0.27)	(1.64)	(1.91)	38.66	8.88	584,048	0.79	0.79	0.77	84
R3	41.47	0.06	3.25	3.31	—	(1.64)	(1.64)	43.14	8.25	42,449	1.42	1.42	0.14	84
R4	43.06	0.20	3.39	3.59	(0.10)	(1.64)	(1.74)	44.91	8.59	32,732	1.10	1.10	0.46	84
R5	44.04	0.33	3.47	3.80	(0.26)	(1.64)	(1.90)	45.94	8.88	34,188	0.81	0.81	0.75	84
R6	44.34	0.43	3.44	3.87	(0.30)	(1.64)	(1.94)	46.27	9.03	12,531	0.70	0.70	1.00	84
Y	44.32	0.36	3.49	3.85	(0.29)	(1.64)	(1.93)	46.24	8.97	103,152	0.80	0.75	0.83	84
F	37.36	0.31	2.93	3.24	(0.30)	(1.64)	(1.94)	38.66	9.00	724,872	0.70	0.70	0.85	84
108

Financial Highlights
	— Selected Per-Share Data(1) —								— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover
The Hartford Capital Appreciation Fund – (continued)
For the Year Ended October 31, 2019
A	$37.88	$0.15	$4.81	$4.96	$(0.11)	$(5.61)	$(5.72)	$37.12	16.32%	$4,831,749	1.07%	1.07%	0.42%	68%
C	29.30	(0.09)	3.48	3.39	—	(5.61)	(5.61)	27.08	15.45	278,394	1.83	1.83	(0.33)	68
I	38.08	0.25	4.84	5.09	(0.20)	(5.61)	(5.81)	37.36	16.66	658,302	0.79	0.79	0.70	68
R3	41.62	0.03	5.43	5.46	—	(5.61)	(5.61)	41.47	15.91	50,957	1.42	1.42	0.07	68
R4	42.94	0.16	5.63	5.79	(0.06)	(5.61)	(5.67)	43.06	16.27	38,634	1.11	1.11	0.39	68
R5	43.80	0.28	5.75	6.03	(0.18)	(5.61)	(5.79)	44.04	16.64	38,808	0.80	0.80	0.68	68
R6	44.07	0.33	5.78	6.11	(0.23)	(5.61)	(5.84)	44.34	16.74	80,535	0.70	0.70	0.78	68
Y	44.06	0.32	5.77	6.09	(0.22)	(5.61)	(5.83)	44.32	16.71	187,754	0.78	0.74	0.75	68
F	38.09	0.28	4.83	5.11	(0.23)	(5.61)	(5.84)	37.36	16.75	776,505	0.70	0.70	0.79	68
Hartford Core Equity Fund
For the Year Ended October 31, 2023
A	$40.38	$0.35	$2.31	$2.66	$(0.36)	$(1.12)	$(1.48)	$41.56	6.77%	$1,463,010	0.70%	0.70%	0.83%	19%
C	36.27	0.03	2.11	2.14	(0.07)	(1.12)	(1.19)	37.22	5.99	371,746	1.45	1.45	0.09	19
I	40.55	0.45	2.31	2.76	(0.46)	(1.12)	(1.58)	41.73	7.04	2,742,609	0.46	0.46	1.09	19
R3	40.90	0.19	2.36	2.55	(0.18)	(1.12)	(1.30)	42.15	6.37	49,721	1.08	1.08	0.46	19
R4	41.74	0.35	2.41	2.76	(0.33)	(1.12)	(1.45)	43.05	6.77	125,829	0.75	0.72	0.83	19
R5	40.89	0.45	2.35	2.80	(0.46)	(1.12)	(1.58)	42.11	7.04	126,235	0.46	0.46	1.08	19
R6	41.10	0.49	2.36	2.85	(0.51)	(1.12)	(1.63)	42.32	7.14	1,104,199	0.36	0.36	1.17	19
Y	41.07	0.46	2.35	2.81	(0.46)	(1.12)	(1.58)	42.30	7.05	471,414	0.44	0.44	1.10	19
F	40.60	0.49	2.32	2.81	(0.51)	(1.12)	(1.63)	41.78	7.13	2,266,753	0.36	0.36	1.18	19
For the Year Ended October 31, 2022
A	$49.41	$0.33	$(7.87)	$(7.54)	$(0.24)	$(1.25)	$(1.49)	$40.38	(15.79)%	$1,456,044	0.70%	0.70%	0.75%	15%
C	44.63	(0.00)(5)	(7.11)	(7.11)	—	(1.25)	(1.25)	36.27	(16.43)	431,852	1.45	1.45	(0.00)(6)	15
I	49.59	0.45	(7.89)	(7.44)	(0.35)	(1.25)	(1.60)	40.55	(15.57)	3,529,589	0.46	0.46	0.99	15
R3	50.06	0.17	(8.00)	(7.83)	(0.08)	(1.25)	(1.33)	40.90	(16.11)	54,393	1.08	1.07	0.37	15
R4	51.01	0.34	(8.14)	(7.80)	(0.22)	(1.25)	(1.47)	41.74	(15.80)	157,597	0.76	0.73	0.71	15
R5	49.99	0.44	(7.95)	(7.51)	(0.34)	(1.25)	(1.59)	40.89	(15.58)	146,672	0.46	0.46	0.98	15
R6	50.24	0.50	(8.00)	(7.50)	(0.39)	(1.25)	(1.64)	41.10	(15.51)	1,059,702	0.36	0.36	1.10	15
Y	50.20	0.45	(7.98)	(7.53)	(0.35)	(1.25)	(1.60)	41.07	(15.56)	529,017	0.45	0.44	1.00	15
F	49.65	0.49	(7.90)	(7.41)	(0.39)	(1.25)	(1.64)	40.60	(15.51)	2,299,856	0.36	0.36	1.08	15
For the Year Ended October 31, 2021
A	$36.04	$0.23	$13.36	$13.59	$(0.22)	$—	$(0.22)	$49.41	37.85%	$1,681,155	0.70%	0.70%	0.52%	13%
C	32.62	(0.09)	12.10	12.01	—	—	—	44.63	36.82	583,876	1.45	1.45	(0.23)	13
I	36.16	0.34	13.40	13.74	(0.31)	—	(0.31)	49.59	38.19	4,700,782	0.45	0.45	0.77	13
R3	36.54	0.07	13.56	13.63	(0.11)	—	(0.11)	50.06	37.38	71,617	1.07	1.06	0.16	13
R4	37.20	0.23	13.79	14.02	(0.21)	—	(0.21)	51.01	37.82	239,198	0.76	0.72	0.50	13
R5	36.44	0.34	13.51	13.85	(0.30)	—	(0.30)	49.99	38.17	225,017	0.46	0.46	0.76	13
R6	36.62	0.39	13.57	13.96	(0.34)	—	(0.34)	50.24	38.31	1,045,661	0.36	0.36	0.86	13
Y	36.60	0.35	13.56	13.91	(0.31)	—	(0.31)	50.20	38.20	903,952	0.46	0.44	0.78	13
F	36.19	0.38	13.42	13.80	(0.34)	—	(0.34)	49.65	38.33	3,213,368	0.36	0.36	0.86	13
For the Year Ended October 31, 2020
A	$33.40	$0.26	$3.23	$3.49	$(0.23)	$(0.62)	$(0.85)	$36.04	10.58%	$1,140,994	0.73%	0.72%	0.77%	22%
C	30.35	0.01	2.92	2.93	(0.04)	(0.62)	(0.66)	32.62	9.74	443,989	1.47	1.47	0.03	22
I	33.50	0.35	3.24	3.59	(0.31)	(0.62)	(0.93)	36.16	10.87	2,936,718	0.46	0.46	1.03	22
R3	33.86	0.15	3.26	3.41	(0.11)	(0.62)	(0.73)	36.54	10.17	46,674	1.07	1.07	0.43	22
R4	34.44	0.27	3.33	3.60	(0.22)	(0.62)	(0.84)	37.20	10.58	169,267	0.78	0.73	0.77	22
R5	33.75	0.36	3.25	3.61	(0.30)	(0.62)	(0.92)	36.44	10.85	188,738	0.47	0.47	1.04	22
R6	33.91	0.38	3.29	3.67	(0.34)	(0.62)	(0.96)	36.62	10.96	746,018	0.38	0.38	1.10	22
Y	33.90	0.36	3.28	3.64	(0.32)	(0.62)	(0.94)	36.60	10.89	668,655	0.47	0.45	1.05	22
F	33.52	0.38	3.25	3.63	(0.34)	(0.62)	(0.96)	36.19	10.97	2,251,700	0.38	0.38	1.12	22
109

Financial Highlights
	— Selected Per-Share Data(1) —								— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover
Hartford Core Equity Fund – (continued)
For the Year Ended October 31, 2019
A	$30.17	$0.27	$4.40	$4.67	$(0.21)	$(1.23)	$(1.44)	$33.40	16.60%	$881,587	0.74%	0.73%	0.88%	15%
C	27.53	0.04	4.01	4.05	—	(1.23)	(1.23)	30.35	15.71	366,553	1.47	1.47	0.14	15
I	30.26	0.35	4.40	4.75	(0.28)	(1.23)	(1.51)	33.50	16.91	1,740,669	0.47	0.47	1.14	15
R3	30.52	0.16	4.48	4.64	(0.07)	(1.23)	(1.30)	33.86	16.18	34,158	1.10	1.10	0.52	15
R4	31.03	0.28	4.54	4.82	(0.18)	(1.23)	(1.41)	34.44	16.59	150,159	0.77	0.74	0.88	15
R5	30.47	0.35	4.44	4.79	(0.28)	(1.23)	(1.51)	33.75	16.90	231,879	0.49	0.49	1.13	15
R6	30.61	0.38	4.46	4.84	(0.31)	(1.23)	(1.54)	33.91	17.01	259,706	0.38	0.38	1.22	15
Y	30.61	0.37	4.45	4.82	(0.30)	(1.23)	(1.53)	33.90	16.94	371,580	0.46	0.43	1.18	15
F	30.28	0.38	4.40	4.78	(0.31)	(1.23)	(1.54)	33.52	17.00	1,655,619	0.38	0.38	1.21	15
The Hartford Dividend and Growth Fund
For the Year Ended October 31, 2023
A	$30.41	$0.39	$0.36	$0.75	$(0.40)	$(1.37)	$(1.77)	$29.39	2.43%	$4,279,090	0.96%	0.96%	1.30%	26%
C	29.11	0.15	0.35	0.50	(0.18)	(1.37)	(1.55)	28.06	1.67	171,495	1.73	1.73	0.53	26
I	30.23	0.46	0.35	0.81	(0.47)	(1.37)	(1.84)	29.20	2.66	3,485,205	0.72	0.72	1.54	26
R3	30.95	0.29	0.36	0.65	(0.28)	(1.37)	(1.65)	29.95	2.05	47,143	1.34	1.34	0.93	26
R4	31.22	0.38	0.36	0.74	(0.37)	(1.37)	(1.74)	30.22	2.33	77,365	1.04	1.04	1.23	26
R5	31.37	0.48	0.37	0.85	(0.47)	(1.37)	(1.84)	30.38	2.68	150,816	0.73	0.73	1.54	26
R6	31.37	0.51	0.37	0.88	(0.50)	(1.37)	(1.87)	30.38	2.78	766,610	0.63	0.63	1.63	26
Y	31.38	0.49	0.36	0.85	(0.48)	(1.37)	(1.85)	30.38	2.68	499,611	0.72	0.71	1.56	26
F	30.20	0.49	0.36	0.85	(0.50)	(1.37)	(1.87)	29.18	2.79	5,303,889	0.63	0.63	1.64	26
For the Year Ended October 31, 2022
A	$34.32	$0.38	$(2.34)	$(1.96)	$(0.33)	$(1.62)	$(1.95)	$30.41	(6.11)%	$4,407,511	0.96%	0.96%	1.18%	18%
C	32.94	0.13	(2.23)	(2.10)	(0.11)	(1.62)	(1.73)	29.11	(6.82)	187,342	1.74	1.74	0.41	18
I	34.12	0.45	(2.31)	(1.86)	(0.41)	(1.62)	(2.03)	30.23	(5.86)	3,883,536	0.72	0.72	1.43	18
R3	34.88	0.26	(2.37)	(2.11)	(0.20)	(1.62)	(1.82)	30.95	(6.45)	54,565	1.34	1.34	0.79	18
R4	35.17	0.36	(2.39)	(2.03)	(0.30)	(1.62)	(1.92)	31.22	(6.16)	93,864	1.04	1.04	1.10	18
R5	35.33	0.46	(2.40)	(1.94)	(0.40)	(1.62)	(2.02)	31.37	(5.88)	233,377	0.73	0.73	1.40	18
R6	35.34	0.50	(2.41)	(1.91)	(0.44)	(1.62)	(2.06)	31.37	(5.80)	632,954	0.63	0.63	1.52	18
Y	35.34	0.48	(2.40)	(1.92)	(0.42)	(1.62)	(2.04)	31.38	(5.82)	714,793	0.73	0.68	1.45	18
F	34.10	0.48	(2.32)	(1.84)	(0.44)	(1.62)	(2.06)	30.20	(5.80)	5,420,063	0.63	0.63	1.52	18
For the Year Ended October 31, 2021
A	$24.26	$0.33	$10.63	$10.96	$(0.33)	$(0.57)	$(0.90)	$34.32	46.01%	$4,733,858	0.97%	0.97%	1.07%	18%
C	23.31	0.09	10.22	10.31	(0.11)	(0.57)	(0.68)	32.94	44.92	169,569	1.75	1.75	0.30	18
I	24.12	0.40	10.58	10.98	(0.41)	(0.57)	(0.98)	34.12	46.39	3,178,645	0.71	0.71	1.30	18
R3	24.65	0.22	10.80	11.02	(0.22)	(0.57)	(0.79)	34.88	45.43	66,751	1.35	1.35	0.70	18
R4	24.84	0.32	10.89	11.21	(0.31)	(0.57)	(0.88)	35.17	45.92	106,561	1.03	1.03	1.01	18
R5	24.95	0.41	10.95	11.36	(0.41)	(0.57)	(0.98)	35.33	46.35	265,832	0.73	0.73	1.30	18
R6	24.95	0.44	10.96	11.40	(0.44)	(0.57)	(1.01)	35.34	46.52	470,425	0.63	0.63	1.37	18
Y	24.95	0.44	10.94	11.38	(0.42)	(0.57)	(0.99)	35.34	46.47	929,283	0.74	0.67	1.38	18
F	24.10	0.43	10.58	11.01	(0.44)	(0.57)	(1.01)	34.10	46.55	4,746,178	0.63	0.63	1.40	18
For the Year Ended October 31, 2020
A	$25.93	$0.39	$(0.94)	$(0.55)	$(0.37)	$(0.75)	$(1.12)	$24.26	(2.20)%	$3,385,907	1.00%	1.00%	1.61%	28%
C	24.96	0.20	(0.92)	(0.72)	(0.18)	(0.75)	(0.93)	23.31	(3.01)	138,431	1.78	1.78	0.84	28
I	25.80	0.45	(0.94)	(0.49)	(0.44)	(0.75)	(1.19)	24.12	(1.97)	1,681,761	0.73	0.73	1.86	28
R3	26.32	0.31	(0.95)	(0.64)	(0.28)	(0.75)	(1.03)	24.65	(2.54)	54,642	1.35	1.35	1.26	28
R4	26.52	0.39	(0.97)	(0.58)	(0.35)	(0.75)	(1.10)	24.84	(2.26)	82,299	1.05	1.05	1.56	28
R5	26.64	0.47	(0.98)	(0.51)	(0.43)	(0.75)	(1.18)	24.95	(1.97)	177,851	0.74	0.74	1.86	28
R6	26.64	0.49	(0.97)	(0.48)	(0.46)	(0.75)	(1.21)	24.95	(1.87)	196,065	0.65	0.65	1.94	28
Y	26.64	0.48	(0.97)	(0.49)	(0.45)	(0.75)	(1.20)	24.95	(1.91)	735,618	0.73	0.68	1.92	28
F	25.78	0.48	(0.95)	(0.47)	(0.46)	(0.75)	(1.21)	24.10	(1.89)	2,736,317	0.64	0.64	1.96	28
110

Financial Highlights
	— Selected Per-Share Data(1) —								— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover
The Hartford Dividend and Growth Fund – (continued)
For the Year Ended October 31, 2019
A	$25.63	$0.40	$2.63	$3.03	$(0.38)	$(2.35)	$(2.73)	$25.93	13.75%	$3,739,696	1.00%	0.99%	1.65%	22%
C	24.75	0.21	2.53	2.74	(0.18)	(2.35)	(2.53)	24.96	12.92	192,715	1.77	1.77	0.89	22
I	25.51	0.46	2.63	3.09	(0.45)	(2.35)	(2.80)	25.80	14.08	1,079,962	0.73	0.73	1.89	22
R3	25.97	0.32	2.67	2.99	(0.29)	(2.35)	(2.64)	26.32	13.33	66,115	1.36	1.35	1.30	22
R4	26.14	0.40	2.69	3.09	(0.36)	(2.35)	(2.71)	26.52	13.71	111,451	1.04	1.04	1.61	22
R5	26.25	0.47	2.71	3.18	(0.44)	(2.35)	(2.79)	26.64	14.05	193,707	0.74	0.74	1.89	22
R6	26.25	0.50	2.71	3.21	(0.47)	(2.35)	(2.82)	26.64	14.16	119,159	0.64	0.64	1.98	22
Y	26.25	0.49	2.70	3.19	(0.45)	(2.35)	(2.80)	26.64	14.10	696,309	0.71	0.68	1.96	22
F	25.50	0.49	2.61	3.10	(0.47)	(2.35)	(2.82)	25.78	14.15	2,844,206	0.64	0.64	2.00	22
The Hartford Equity Income Fund
For the Year Ended October 31, 2023
A	$21.83	$0.42	$(0.58)	$(0.16)	$(0.42)	$(2.16)	$(2.58)	$19.09	(1.39)%	$1,724,626	0.98%	0.98%	2.09%	39%
C	21.71	0.27	(0.58)	(0.31)	(0.26)	(2.16)	(2.42)	18.98	(2.13)	105,887	1.74	1.74	1.34	39
I	21.67	0.47	(0.60)	(0.13)	(0.46)	(2.16)	(2.62)	18.92	(1.22)	1,469,700	0.74	0.74	2.32	39
R3	21.88	0.35	(0.59)	(0.24)	(0.34)	(2.16)	(2.50)	19.14	(1.77)	24,626	1.36	1.36	1.71	39
R4	21.91	0.41	(0.59)	(0.18)	(0.40)	(2.16)	(2.56)	19.17	(1.52)	40,821	1.07	1.06	1.99	39
R5	22.05	0.48	(0.61)	(0.13)	(0.46)	(2.16)	(2.62)	19.30	(1.21)	59,722	0.75	0.75	2.33	39
R6	22.12	0.49	(0.60)	(0.11)	(0.48)	(2.16)	(2.64)	19.37	(1.10)	159,606	0.65	0.65	2.38	39
Y	22.12	0.48	(0.60)	(0.12)	(0.46)	(2.16)	(2.62)	19.38	(1.14)	105,278	0.73	0.73	2.34	39
F	21.66	0.49	(0.59)	(0.10)	(0.48)	(2.16)	(2.64)	18.92	(1.08)	1,152,460	0.65	0.65	2.41	39
For the Year Ended October 31, 2022
A	$23.85	$0.42	$(0.38)	$0.04	$(0.40)	$(1.66)	$(2.06)	$21.83	0.12%	$1,876,672	0.97%	0.97%	1.88%	42%
C	23.72	0.24	(0.37)	(0.13)	(0.22)	(1.66)	(1.88)	21.71	(0.64)	133,761	1.75	1.75	1.10	42
I	23.68	0.47	(0.37)	0.10	(0.45)	(1.66)	(2.11)	21.67	0.40	1,546,287	0.74	0.74	2.12	42
R3	23.89	0.34	(0.38)	(0.04)	(0.31)	(1.66)	(1.97)	21.88	(0.25)	28,332	1.36	1.35	1.50	42
R4	23.93	0.41	(0.39)	0.02	(0.38)	(1.66)	(2.04)	21.91	0.02	39,191	1.06	1.06	1.78	42
R5	24.07	0.48	(0.39)	0.09	(0.45)	(1.66)	(2.11)	22.05	0.34	73,876	0.75	0.75	2.10	42
R6	24.13	0.50	(0.38)	0.12	(0.47)	(1.66)	(2.13)	22.12	0.49	98,652	0.65	0.65	2.21	42
Y	24.14	0.48	(0.39)	0.09	(0.45)	(1.66)	(2.11)	22.12	0.36	123,645	0.73	0.73	2.12	42
F	23.68	0.49	(0.38)	0.11	(0.47)	(1.66)	(2.13)	21.66	0.46	1,106,281	0.64	0.64	2.21	42
For the Year Ended October 31, 2021
A	$17.55	$0.34	$6.50	$6.84	$(0.34)	$(0.20)	$(0.54)	$23.85	39.45%	$1,864,492	0.98%	0.98%	1.57%	24%
C	17.46	0.18	6.44	6.62	(0.16)	(0.20)	(0.36)	23.72	38.31	162,393	1.75	1.75	0.85	24
I	17.44	0.39	6.44	6.83	(0.39)	(0.20)	(0.59)	23.68	39.69	1,360,339	0.74	0.74	1.81	24
R3	17.59	0.26	6.50	6.76	(0.26)	(0.20)	(0.46)	23.89	38.83	33,485	1.36	1.35	1.21	24
R4	17.62	0.33	6.50	6.83	(0.32)	(0.20)	(0.52)	23.93	39.25	49,923	1.05	1.05	1.52	24
R5	17.71	0.40	6.55	6.95	(0.39)	(0.20)	(0.59)	24.07	39.75	80,991	0.75	0.75	1.80	24
R6	17.76	0.42	6.56	6.98	(0.41)	(0.20)	(0.61)	24.13	39.82	81,643	0.65	0.65	1.90	24
Y	17.76	0.40	6.57	6.97	(0.39)	(0.20)	(0.59)	24.14	39.77	120,502	0.74	0.73	1.81	24
F	17.44	0.41	6.44	6.85	(0.41)	(0.20)	(0.61)	23.68	39.81	1,141,345	0.65	0.65	1.92	24
For the Year Ended October 31, 2020
A	$19.99	$0.34	$(1.21)	$(0.87)	$(0.31)	$(1.26)	$(1.57)	$17.55	(4.68)%	$1,365,895	1.00%	1.00%	1.89%	31%
C	19.88	0.21	(1.20)	(0.99)	(0.17)	(1.26)	(1.43)	17.46	(5.38)	191,917	1.76	1.76	1.15	31
I	19.88	0.38	(1.20)	(0.82)	(0.36)	(1.26)	(1.62)	17.44	(4.44)	977,950	0.74	0.74	2.13	31
R3	20.02	0.28	(1.20)	(0.92)	(0.25)	(1.26)	(1.51)	17.59	(4.97)	31,778	1.36	1.36	1.55	31
R4	20.06	0.33	(1.21)	(0.88)	(0.30)	(1.26)	(1.56)	17.62	(4.72)	41,386	1.05	1.05	1.85	31
R5	20.16	0.39	(1.22)	(0.83)	(0.36)	(1.26)	(1.62)	17.71	(4.46)	56,329	0.77	0.77	2.14	31
R6	20.21	0.40	(1.21)	(0.81)	(0.38)	(1.26)	(1.64)	17.76	(4.34)	55,448	0.66	0.66	2.22	31
Y	20.22	0.40	(1.23)	(0.83)	(0.37)	(1.26)	(1.63)	17.76	(4.40)	81,615	0.76	0.71	2.20	31
F	19.87	0.40	(1.19)	(0.79)	(0.38)	(1.26)	(1.64)	17.44	(4.31)	889,727	0.66	0.66	2.23	31
111

Financial Highlights
	— Selected Per-Share Data(1) —								— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover
The Hartford Equity Income Fund – (continued)
For the Year Ended October 31, 2019
A	$19.39	$0.38	$2.02	$2.40	$(0.36)	$(1.44)	$(1.80)	$19.99	13.88%	$1,565,663	1.00%	1.00%	2.01%	21%
C	19.29	0.24	2.00	2.24	(0.21)	(1.44)	(1.65)	19.88	13.00	292,388	1.76	1.76	1.27	21
I	19.29	0.43	2.01	2.44	(0.41)	(1.44)	(1.85)	19.88	14.17	959,142	0.75	0.75	2.26	21
R3	19.41	0.32	2.02	2.34	(0.29)	(1.44)	(1.73)	20.02	13.48	43,474	1.36	1.36	1.66	21
R4	19.44	0.37	2.04	2.41	(0.35)	(1.44)	(1.79)	20.06	13.85	53,957	1.07	1.07	1.96	21
R5	19.54	0.43	2.04	2.47	(0.41)	(1.44)	(1.85)	20.16	14.14	81,758	0.76	0.76	2.25	21
R6	19.58	0.45	2.05	2.50	(0.43)	(1.44)	(1.87)	20.21	14.29	52,201	0.66	0.66	2.33	21
Y	19.58	0.45	2.05	2.50	(0.42)	(1.44)	(1.86)	20.22	14.21	105,015	0.73	0.71	2.34	21
F	19.29	0.44	2.01	2.45	(0.43)	(1.44)	(1.87)	19.87	14.24	922,012	0.66	0.66	2.34	21
The Hartford Growth Opportunities Fund
For the Year Ended October 31, 2023
A	$30.49	$(0.22)	$5.38	$5.16	$—	$—	$—	$35.65	16.92%	$2,100,921	1.10%	1.09%	(0.64)%	88%
C	7.68	(0.12)	1.35	1.23	—	—	—	8.91	16.02	95,448	1.87	1.87	(1.40)	88
I	33.77	(0.15)	5.96	5.81	—	—	—	39.58	17.20	867,649	0.84	0.84	(0.38)	88
R3	30.04	(0.33)	5.29	4.96	—	—	—	35.00	16.51	30,333	1.44	1.44	(0.98)	88
R4	33.76	(0.26)	5.96	5.70	—	—	—	39.46	16.88	42,910	1.14	1.14	(0.68)	88
R5	37.13	(0.16)	6.54	6.38	—	—	—	43.51	17.18	7,434	0.86	0.86	(0.38)	88
R6	38.28	(0.12)	6.76	6.64	—	—	—	44.92	17.32	31,827	0.74	0.74	(0.27)	88
Y	38.16	(0.13)	6.71	6.58	—	—	—	44.74	17.24	81,918	0.83	0.83	(0.31)	88
F	34.05	(0.11)	6.01	5.90	—	—	—	39.95	17.33	718,884	0.74	0.74	(0.29)	88
For the Year Ended October 31, 2022
A	$62.10	$(0.31)	$(19.34)	$(19.65)	$—	$(11.96)	$(11.96)	$30.49	(38.47)%	$1,981,665	1.09%	1.08%	(0.79)%	95%
C	25.14	(0.16)	(5.34)	(5.50)	—	(11.96)	(11.96)	7.68	(38.93)	130,590	1.85	1.85	(1.58)	95
I	67.29	(0.24)	(21.32)	(21.56)	—	(11.96)	(11.96)	33.77	(38.31)	941,202	0.84	0.84	(0.56)	95
R3	61.55	(0.44)	(19.11)	(19.55)	—	(11.96)	(11.96)	30.04	(38.69)	29,520	1.45	1.45	(1.16)	95
R4	67.45	(0.36)	(21.37)	(21.73)	—	(11.96)	(11.96)	33.76	(38.50)	42,391	1.14	1.14	(0.85)	95
R5	72.75	(0.26)	(23.40)	(23.66)	—	(11.96)	(11.96)	37.13	(38.33)	13,784	0.85	0.85	(0.56)	95
R6	74.55	(0.22)	(24.09)	(24.31)	—	(11.96)	(11.96)	38.28	(38.26)	39,511	0.74	0.74	(0.45)	95
Y	74.41	(0.26)	(24.03)	(24.29)	—	(11.96)	(11.96)	38.16	(38.32)	333,299	0.84	0.84	(0.54)	95
F	67.69	(0.19)	(21.49)	(21.68)	—	(11.96)	(11.96)	34.05	(38.25)	696,706	0.74	0.74	(0.44)	95
For the Year Ended October 31, 2021
A	$54.65	$(0.47)	$15.83	$15.36	$—	$(7.91)	$(7.91)	$62.10	30.45%	$3,650,083	1.07%	1.06%	(0.80)%	87%
C	26.47	(0.38)	6.96	6.58	—	(7.91)	(7.91)	25.14	29.47	321,097	1.83	1.83	(1.57)	87
I	58.51	(0.36)	17.05	16.69	—	(7.91)	(7.91)	67.29	30.75	2,124,160	0.82	0.82	(0.56)	87
R3	54.41	(0.68)	15.73	15.05	—	(7.91)	(7.91)	61.55	29.96	51,824	1.45	1.44	(1.18)	87
R4	58.79	(0.56)	17.13	16.57	—	(7.91)	(7.91)	67.45	30.36	76,404	1.14	1.14	(0.88)	87
R5	62.69	(0.39)	18.36	17.97	—	(7.91)	(7.91)	72.75	30.74	25,000	0.84	0.84	(0.58)	87
R6	64.01	(0.34)	18.79	18.45	—	(7.91)	(7.91)	74.55	30.87	72,428	0.74	0.74	(0.49)	87
Y	63.96	(0.40)	18.76	18.36	—	(7.91)	(7.91)	74.41	30.74	565,204	0.84	0.83	(0.57)	87
F	58.77	(0.31)	17.14	16.83	—	(7.91)	(7.91)	67.69	30.87	1,197,268	0.73	0.73	(0.48)	87
For the Year Ended October 31, 2020
A	$39.45	$(0.30)	$18.03	$17.73	$—	$(2.53)	$(2.53)	$54.65	47.69%	$2,939,376	1.10%	1.09%	(0.66)%	118%
C	20.50	(0.31)	8.81	8.50	—	(2.53)	(2.53)	26.47	46.64	322,226	1.85	1.85	(1.41)	118
I	41.95	(0.19)	19.28	19.09	—	(2.53)	(2.53)	58.51	48.12	1,722,100	0.83	0.83	(0.39)	118
R3	39.41	(0.44)	17.97	17.53	—	(2.53)	(2.53)	54.41	47.21	47,880	1.44	1.43	(0.99)	118
R4	42.26	(0.33)	19.39	19.06	—	(2.53)	(2.53)	58.79	47.67	70,918	1.13	1.13	(0.69)	118
R5	44.78	(0.20)	20.64	20.44	—	(2.53)	(2.53)	62.69	48.09	23,170	0.85	0.85	(0.40)	118
R6	45.63	(0.17)	21.08	20.91	—	(2.53)	(2.53)	64.01	48.23	40,559	0.74	0.74	(0.31)	118
Y	45.62	(0.20)	21.07	20.87	—	(2.53)	(2.53)	63.96	48.15	433,672	0.83	0.78	(0.38)	118
F	42.09	(0.15)	19.36	19.21	—	(2.53)	(2.53)	58.77	48.25	795,206	0.74	0.74	(0.31)	118
112

Financial Highlights
	— Selected Per-Share Data(1) —								— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover
The Hartford Growth Opportunities Fund – (continued)
For the Year Ended October 31, 2019
A	$45.89	$(0.25)	$4.35	$4.10	$—	$(10.54)	$(10.54)	$39.45	13.64%	$2,089,246	1.12%	1.11%	(0.64)%	66%
C	29.36	(0.29)	1.97	1.68	—	(10.54)	(10.54)	20.50	12.79	281,545	1.86	1.86	(1.39)	66
I	47.99	(0.16)	4.66	4.50	—	(10.54)	(10.54)	41.95	13.94	1,500,756	0.85	0.85	(0.38)	66
R3	45.98	(0.39)	4.36	3.97	—	(10.54)	(10.54)	39.41	13.25	44,757	1.47	1.46	(1.00)	66
R4	48.38	(0.29)	4.71	4.42	—	(10.54)	(10.54)	42.26	13.57	67,104	1.15	1.15	(0.69)	66
R5	50.48	(0.17)	5.01	4.84	—	(10.54)	(10.54)	44.78	13.92	25,396	0.85	0.85	(0.39)	66
R6	51.18	(0.13)	5.12	4.99	—	(10.54)	(10.54)	45.63	14.03	22,765	0.75	0.75	(0.29)	66
Y	51.18	(0.15)	5.13	4.98	—	(10.54)	(10.54)	45.62	14.00	164,390	0.83	0.79	(0.33)	66
F	48.07	(0.12)	4.68	4.56	—	(10.54)	(10.54)	42.09	14.07	526,379	0.74	0.74	(0.28)	66
The Hartford Healthcare Fund
For the Year Ended October 31, 2023
A	$34.67	$(0.08)	$(1.66)	$(1.74)	$—	$(0.36)	$(0.36)	$32.57	(5.11)%	$619,717	1.27%	1.27%	(0.24)%	32%
C	24.39	(0.24)	(1.15)	(1.39)	—	(0.36)	(0.36)	22.64	(5.84)	47,481	2.05	2.05	(1.00)	32
I	37.68	0.01	(1.81)	(1.80)	—	(0.36)	(0.36)	35.52	(4.86)	246,362	1.01	1.01	0.03	32
R3	35.46	(0.21)	(1.68)	(1.89)	—	(0.36)	(0.36)	33.21	(5.45)	20,093	1.62	1.62	(0.58)	32
R4	38.59	(0.10)	(1.84)	(1.94)	—	(0.36)	(0.36)	36.29	(5.14)	12,466	1.29	1.29	(0.26)	32
R5	41.63	0.02	(2.02)	(2.00)	—	(0.36)	(0.36)	39.27	(4.88)	5,008	1.02	1.02	0.04	32
R6	42.53	0.05	(2.04)	(1.99)	—	(0.36)	(0.36)	40.18	(4.77)	50,786	0.91	0.91	0.13	32
Y	42.40	0.01	(2.04)	(2.03)	—	(0.36)	(0.36)	40.01	(4.88)	42,815	1.01	1.01	0.02	32
F	37.93	0.05	(1.82)	(1.77)	—	(0.36)	(0.36)	35.80	(4.77)	27,600	0.91	0.91	0.13	32
For the Year Ended October 31, 2022
A	$44.57	$(0.10)	$(5.43)	$(5.53)	$—	$(4.37)	$(4.37)	$34.67	(13.39)%	$710,176	1.26%	1.26%	(0.27)%	33%
C	32.92	(0.27)	(3.89)	(4.16)	—	(4.37)	(4.37)	24.39	(14.05)	84,595	2.03	2.03	(1.04)	33
I	47.93	(0.00)(5)	(5.88)	(5.88)	—	(4.37)	(4.37)	37.68	(13.16)	329,897	1.00	1.00	(0.01)	33
R3	45.63	(0.23)	(5.57)	(5.80)	—	(4.37)	(4.37)	35.46	(13.70)	24,849	1.61	1.61	(0.62)	33
R4	49.12	(0.13)	(6.03)	(6.16)	—	(4.37)	(4.37)	38.59	(13.44)	16,006	1.30	1.30	(0.31)	33
R5	52.49	(0.01)	(6.48)	(6.49)	—	(4.37)	(4.37)	41.63	(13.18)	10,102	1.01	1.01	(0.02)	33
R6	53.47	(0.02)	(6.55)	(6.57)	—	(4.37)	(4.37)	42.53	(13.08)	55,392	0.90	0.90	(0.05)	33
Y	53.38	0.00 (5)	(6.61)	(6.61)	—	(4.37)	(4.37)	42.40	(13.19)	52,172	1.00	1.00	0.01	33
F	48.18	0.04	(5.92)	(5.88)	—	(4.37)	(4.37)	37.93	(13.09)	34,909	0.90	0.90	0.09	33
For the Year Ended October 31, 2021
A	$40.91	$(0.15)	$8.98	$8.83	$—	$(5.17)	$(5.17)	$44.57	22.88%	$883,719	1.25%	1.24%	(0.36)%	51%
C	31.63	(0.36)	6.82	6.46	—	(5.17)	(5.17)	32.92	21.98	134,574	2.01	2.01	(1.12)	51
I	43.53	(0.04)	9.61	9.57	—	(5.17)	(5.17)	47.93	23.23	463,673	0.98	0.98	(0.10)	51
R3	41.90	(0.31)	9.21	8.90	—	(5.17)	(5.17)	45.63	22.46	32,550	1.59	1.59	(0.70)	51
R4	44.63	(0.19)	9.85	9.66	—	(5.17)	(5.17)	49.12	22.83	25,818	1.29	1.29	(0.40)	51
R5	47.24	(0.06)	10.48	10.42	—	(5.17)	(5.17)	52.49	23.21	12,933	1.00	1.00	(0.11)	51
R6	47.99	(0.00)(5)	10.65	10.65	—	(5.17)	(5.17)	53.47	23.33	6,091	0.89	0.89	(0.00)(6)	51
Y	47.95	(0.05)	10.65	10.60	—	(5.17)	(5.17)	53.38	23.24	122,793	0.99	0.98	(0.09)	51
F	43.70	(0.00)(5)	9.65	9.65	—	(5.17)	(5.17)	48.18	23.34	46,477	0.89	0.89	(0.00)(6)	51
For the Year Ended October 31, 2020
A	$35.63	$(0.13)	$7.77	$7.64	$—	$(2.36)	$(2.36)	$40.91	22.17%	$746,242	1.28%	1.28%	(0.33)%	49%
C	28.24	(0.33)	6.08	5.75	—	(2.36)	(2.36)	31.63	21.21	139,847	2.04	2.04	(1.09)	49
I	37.68	(0.02)	8.23	8.21	—	(2.36)	(2.36)	43.53	22.49	376,518	0.99	0.99	(0.05)	49
R3	36.56	(0.26)	7.96	7.70	—	(2.36)	(2.36)	41.90	21.74	31,090	1.61	1.61	(0.65)	49
R4	38.69	(0.15)	8.45	8.30	—	(2.36)	(2.36)	44.63	22.12	25,078	1.30	1.30	(0.35)	49
R5	40.71	(0.03)	8.92	8.89	—	(2.36)	(2.36)	47.24	22.48	10,937	1.01	1.01	(0.07)	49
R6	41.28	0.02	9.05	9.07	—	(2.36)	(2.36)	47.99	22.61	3,885	0.90	0.90	0.04	49
Y	41.27	(0.01)	9.05	9.04	—	(2.36)	(2.36)	47.95	22.55	97,263	1.00	0.95	(0.01)	49
F	37.79	0.02	8.25	8.27	—	(2.36)	(2.36)	43.70	22.59	34,808	0.90	0.90	0.04	49
113

Financial Highlights
	— Selected Per-Share Data(1) —								— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover
The Hartford Healthcare Fund – (continued)
For the Year Ended October 31, 2019
A	$34.38	$(0.10)	$3.83	$3.73	$—	$(2.48)	$(2.48)	$35.63	12.02%	$666,181	1.30%	1.30%	(0.30)%	35%
C	27.98	(0.28)	3.02	2.74	—	(2.48)	(2.48)	28.24	11.17	138,539	2.05	2.05	(1.06)	35
I	36.11	0.00 (5)	4.05	4.05	—	(2.48)	(2.48)	37.68	12.36	297,000	1.01	1.01	(0.01)	35
R3	35.32	(0.21)	3.93	3.72	—	(2.48)	(2.48)	36.56	11.66	33,948	1.62	1.62	(0.62)	35
R4	37.12	(0.12)	4.17	4.05	—	(2.48)	(2.48)	38.69	12.00	26,699	1.32	1.32	(0.32)	35
R5	38.82	(0.01)	4.38	4.37	—	(2.48)	(2.48)	40.71	12.32	6,170	1.02	1.02	(0.04)	35
R6(7)	39.22	0.02	2.04	2.06	—	—	—	41.28	5.25 (8)	1,341	0.91 (9)	0.91 (9)	0.06 (9)	35
Y	39.29	0.01	4.45	4.46	—	(2.48)	(2.48)	41.27	12.40	72,515	0.97	0.96	0.03	35
F	36.17	0.02	4.08	4.10	—	(2.48)	(2.48)	37.79	12.48	29,108	0.91	0.91	0.06	35
The Hartford MidCap Fund
For the Year Ended October 31, 2023
A	$24.51	$(0.10)	$(0.49)	$(0.59)	$—	$(2.25)	$(2.25)	$21.67	(3.04)%	$1,934,771	1.11%	1.11%	(0.43)%	35%
C	13.88	(0.15)	(0.20)	(0.35)	—	(2.25)	(2.25)	11.28	(3.74)	132,668	1.88	1.88	(1.18)	35
I	25.85	(0.04)	(0.52)	(0.56)	—	(2.25)	(2.25)	23.04	(2.75)	1,041,241	0.83	0.83	(0.14)	35
R3	28.24	(0.22)	(0.58)	(0.80)	—	(2.25)	(2.25)	25.19	(3.41)	51,787	1.47	1.46	(0.78)	35
R4	30.20	(0.13)	(0.64)	(0.77)	—	(2.25)	(2.25)	27.18	(3.06)	52,865	1.16	1.14	(0.44)	35
R5	31.72	(0.05)	(0.68)	(0.73)	—	(2.25)	(2.25)	28.74	(2.77)	59,432	0.84	0.84	(0.14)	35
R6	32.27	(0.02)	(0.70)	(0.72)	—	(2.25)	(2.25)	29.30	(2.69)	435,508	0.75	0.75	(0.05)	35
Y	32.19	(0.04)	(0.71)	(0.75)	—	(2.25)	(2.25)	29.19	(2.80)	288,853	0.85	0.83	(0.14)	35
F	26.02	(0.02)	(0.53)	(0.55)	—	(2.25)	(2.25)	23.22	(2.69)	1,653,322	0.75	0.75	(0.06)	35
For the Year Ended October 31, 2022
A	$37.01	$(0.10)	$(8.08)	$(8.18)	$(0.16)	$(4.16)	$(4.32)	$24.51	(24.83)%	$2,303,790	1.09%	1.09%	(0.35)%	44%
C	22.89	(0.19)	(4.62)	(4.81)	(0.04)	(4.16)	(4.20)	13.88	(25.38)	208,963	1.86	1.86	(1.14)	44
I	38.77	(0.04)	(8.49)	(8.53)	(0.23)	(4.16)	(4.39)	25.85	(24.63)	1,712,201	0.87	0.86	(0.12)	44
R3	41.94	(0.23)	(9.31)	(9.54)	—	(4.16)	(4.16)	28.24	(25.08)	61,073	1.46	1.45	(0.71)	44
R4	44.51	(0.15)	(9.91)	(10.06)	(0.09)	(4.16)	(4.25)	30.20	(24.83)	86,083	1.16	1.14	(0.42)	44
R5	46.54	(0.06)	(10.38)	(10.44)	(0.22)	(4.16)	(4.38)	31.72	(24.62)	93,005	0.86	0.86	(0.15)	44
R6	47.29	(0.03)	(10.55)	(10.58)	(0.28)	(4.16)	(4.44)	32.27	(24.56)	758,617	0.74	0.74	(0.08)	44
Y	47.18	(0.04)	(10.53)	(10.57)	(0.26)	(4.16)	(4.42)	32.19	(24.58)	438,595	0.84	0.79	(0.10)	44
F	39.01	(0.00)(5)	(8.55)	(8.55)	(0.28)	(4.16)	(4.44)	26.02	(24.56)	1,937,017	0.74	0.74	(0.00)(6)	44
For the Year Ended October 31, 2021
A	$30.63	$0.10	$10.24	$10.34	$—	$(3.96)	$(3.96)	$37.01	35.51%	$3,446,674	1.08%	1.08%	0.28%	28%
C	20.34	(0.12)	6.63	6.51	—	(3.96)	(3.96)	22.89	34.49	381,566	1.84	1.84	(0.52)	28
I	31.87	0.20	10.66	10.86	—	(3.96)	(3.96)	38.77	35.79	3,960,713	0.86	0.85	0.53	28
R3	34.38	(0.05)	11.57	11.52	—	(3.96)	(3.96)	41.94	35.03	100,113	1.45	1.45	(0.12)	28
R4	36.18	0.08	12.21	12.29	—	(3.96)	(3.96)	44.51	35.45	189,348	1.15	1.13	0.18	28
R5	37.58	0.23	12.69	12.92	—	(3.96)	(3.96)	46.54	35.84	319,470	0.83	0.83	0.52	28
R6	38.09	0.26	12.90	13.16	—	(3.96)	(3.96)	47.29	36.00	1,659,582	0.74	0.74	0.57	28
Y	38.02	0.24	12.88	13.12	—	(3.96)	(3.96)	47.18	35.96	970,296	0.84	0.77	0.52	28
F	32.00	0.23	10.74	10.97	—	(3.96)	(3.96)	39.01	36.01	2,898,529	0.74	0.74	0.61	28
For the Year Ended October 31, 2020
A	$30.34	$(0.08)	$2.00	$1.92	$—	$(1.63)	$(1.63)	$30.63	6.48%	$2,724,316	1.11%	1.11%	(0.27)%	45%
C	20.83	(0.20)	1.34	1.14	—	(1.63)	(1.63)	20.34	5.63	380,033	1.87	1.87	(1.02)	45
I	31.43	(0.01)	2.08	2.07	—	(1.63)	(1.63)	31.87	6.74	3,867,925	0.88	0.87	(0.04)	45
R3	33.98	(0.21)	2.24	2.03	—	(1.63)	(1.63)	34.38	6.09	92,023	1.47	1.47	(0.63)	45
R4	35.57	(0.10)	2.34	2.24	—	(1.63)	(1.63)	36.18	6.42	205,114	1.16	1.14	(0.30)	45
R5	36.77	0.00 (5)	2.44	2.44	—	(1.63)	(1.63)	37.58	6.77	371,791	0.85	0.85	0.00 (6)	45
R6	37.22	0.03	2.47	2.50	—	(1.63)	(1.63)	38.09	6.85	1,759,581	0.75	0.75	0.08	45
Y	37.17	0.02	2.46	2.48	—	(1.63)	(1.63)	38.02	6.81	1,144,624	0.85	0.79	0.06	45
F	31.52	0.03	2.08	2.11	—	(1.63)	(1.63)	32.00	6.85	2,422,752	0.75	0.75	0.09	45
114

Financial Highlights
	— Selected Per-Share Data(1) —								— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover
The Hartford MidCap Fund – (continued)
For the Year Ended October 31, 2019
A	$30.03	$(0.09)	$3.80	$3.71	$—	$(3.40)	$(3.40)	$30.34	14.93%	$2,820,971	1.11%	1.10%	(0.32)%	31%
C	21.90	(0.22)	2.55	2.33	—	(3.40)	(3.40)	20.83	14.10	498,057	1.86	1.86	(1.08)	31
I	30.91	(0.02)	3.94	3.92	—	(3.40)	(3.40)	31.43	15.25	4,168,592	0.85	0.85	(0.06)	31
R3	33.31	(0.22)	4.29	4.07	—	(3.40)	(3.40)	33.98	14.54	96,409	1.45	1.45	(0.67)	31
R4	34.59	(0.12)	4.50	4.38	—	(3.40)	(3.40)	35.57	14.89	266,390	1.16	1.14	(0.36)	31
R5	35.55	(0.02)	4.64	4.62	—	(3.40)	(3.40)	36.77	15.23	497,712	0.84	0.84	(0.07)	31
R6	35.90	0.02	4.70	4.72	—	(3.40)	(3.40)	37.22	15.37	1,731,890	0.74	0.74	0.04	31
Y	35.87	0.00 (5)	4.70	4.70	—	(3.40)	(3.40)	37.17	15.32	1,571,851	0.82	0.78	0.01	31
F	30.96	0.01	3.95	3.96	—	(3.40)	(3.40)	31.52	15.36	2,259,594	0.74	0.74	0.04	31
The Hartford MidCap Value Fund
For the Year Ended October 31, 2023
A	$16.14	$0.09	$(0.03)	$0.06	$(0.05)	$(1.58)	$(1.63)	$14.57	0.04%	$367,294	1.16%	1.16%	0.56%	84%
C	12.36	(0.03)	—	(0.03)	—	(1.58)	(1.58)	10.75	(0.75)	5,019	1.95	1.95	(0.22)	84
I	16.36	0.13	(0.03)	0.10	(0.09)	(1.58)	(1.67)	14.79	0.35	39,690	0.87	0.87	0.85	84
R3	17.10	0.04	(0.04)	—	—	(1.58)	(1.58)	15.52	(0.33)	5,694	1.48	1.48	0.24	84
R4	17.59	0.09	(0.04)	0.05	(0.04)	(1.58)	(1.62)	16.02	(0.04)	4,366	1.18	1.18	0.51	84
R5	17.91	0.15	(0.04)	0.11	(0.09)	(1.58)	(1.67)	16.35	0.33	1,959	0.88	0.88	0.84	84
R6	16.37	0.14	(0.02)	0.12	(0.11)	(1.58)	(1.69)	14.80	0.44	107	0.77	0.77	0.90	84
Y	17.96	0.15	(0.05)	0.10	(0.08)	(1.58)	(1.66)	16.40	0.35	6,527	0.87	0.87	0.85	84
F	16.37	0.15	(0.03)	0.12	(0.11)	(1.58)	(1.69)	14.80	0.43	449,999	0.77	0.77	0.95	84
For the Year Ended October 31, 2022
A	$18.14	$0.05	$(0.75)	$(0.70)	$(0.01)	$(1.29)	$(1.30)	$16.14	(4.34)%	$368,040	1.16%	1.16%	0.28%	85%
C	14.28	(0.07)	(0.56)	(0.63)	—	(1.29)	(1.29)	12.36	(5.07)	7,041	1.95	1.95	(0.51)	85
I	18.36	0.10	(0.75)	(0.65)	(0.06)	(1.29)	(1.35)	16.36	(4.01)	37,582	0.86	0.86	0.61	85
R3	19.18	(0.01)	(0.78)	(0.79)	—	(1.29)	(1.29)	17.10	(4.58)	6,108	1.49	1.48	(0.04)	85
R4	19.64	0.05	(0.81)	(0.76)	—	(1.29)	(1.29)	17.59	(4.31)	9,121	1.18	1.18	0.26	85
R5	19.97	0.10	(0.82)	(0.72)	(0.05)	(1.29)	(1.34)	17.91	(4.03)	2,020	0.89	0.89	0.55	85
R6(10)	15.38	0.03	0.96 (11)	0.99	—	—	—	16.37	6.47 (8)	11	0.77 (9)	0.77 (9)	0.50 (9)	85
Y	20.02	0.11	(0.83)	(0.72)	(0.05)	(1.29)	(1.34)	17.96	(4.03)	7,814	0.87	0.87	0.55	85
F	18.37	0.11	(0.75)	(0.64)	(0.07)	(1.29)	(1.36)	16.37	(3.94)	449,385	0.77	0.77	0.68	85
For the Year Ended October 31, 2021
A	$12.21	$(0.00)(5)	$5.97	$5.97	$(0.04)	$—	$(0.04)	$18.14	48.99%	$363,955	1.18%	1.18%	0.03%	57%
C	9.66	(0.09)	4.71	4.62	—	—	—	14.28	47.83	8,931	1.96	1.96	(0.73)	57
I	12.36	0.06	6.02	6.08	(0.08)	—	(0.08)	18.36	49.39	25,307	0.85	0.85	0.36	57
R3	12.91	(0.05)	6.32	6.27	—	—	—	19.18	48.57	6,973	1.49	1.49	(0.28)	57
R4	13.21	(0.00)(5)	6.46	6.46	(0.03)	—	(0.03)	19.64	48.99	10,502	1.19	1.19	0.02	57
R5	13.44	0.06	6.56	6.62	(0.09)	—	(0.09)	19.97	49.39	2,142	0.89	0.89	0.31	57
Y	13.47	0.06	6.58	6.64	(0.09)	—	(0.09)	20.02	49.49	15,307	0.88	0.88	0.32	57
F	12.36	0.07	6.04	6.11	(0.10)	—	(0.10)	18.37	49.64	442,227	0.77	0.77	0.43	57
For the Year Ended October 31, 2020
A	$14.43	$0.07	$(1.86)	$(1.79)	$(0.09)	$(0.34)	$(0.43)	$12.21	(12.86)%	$245,112	1.25%	1.25%	0.56%	61%
C	11.51	(0.02)	(1.49)	(1.51)	(0.00)(5)	(0.34)	(0.34)	9.66	(13.55)	9,533	2.03	2.03	(0.20)	61
I	14.60	0.12	(1.88)	(1.76)	(0.14)	(0.34)	(0.48)	12.36	(12.58)	19,722	0.91	0.91	0.91	61
R3	15.22	0.04	(1.98)	(1.94)	(0.03)	(0.34)	(0.37)	12.91	(13.12)	5,317	1.53	1.53	0.30	61
R4	15.58	0.08	(2.02)	(1.94)	(0.09)	(0.34)	(0.43)	13.21	(12.88)	8,857	1.23	1.23	0.58	61
R5	15.82	0.12	(2.04)	(1.92)	(0.12)	(0.34)	(0.46)	13.44	(12.60)	1,423	0.92	0.92	0.88	61
Y	15.87	0.13	(2.05)	(1.92)	(0.14)	(0.34)	(0.48)	13.47	(12.55)	10,009	0.92	0.88	0.93	61
F	14.60	0.13	(1.88)	(1.75)	(0.15)	(0.34)	(0.49)	12.36	(12.51)	299,805	0.82	0.82	0.98	61
115

Financial Highlights
	— Selected Per-Share Data(1) —								— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover
The Hartford MidCap Value Fund – (continued)
For the Year Ended October 31, 2019
A	$14.54	$0.08	$1.44	$1.52	$(0.04)	$(1.59)	$(1.63)	$14.43	12.74%	$309,996	1.23%	1.23%	0.61%	55%
C	11.97	(0.02)	1.15	1.13	—	(1.59)	(1.59)	11.51	11.99	15,910	1.99	1.99	(0.14)	55
I	14.68	0.13	1.46	1.59	(0.08)	(1.59)	(1.67)	14.60	13.20	31,173	0.89	0.89	0.95	55
R3	15.23	0.05	1.53	1.58	—	(1.59)	(1.59)	15.22	12.42	8,034	1.52	1.52	0.33	55
R4	15.55	0.09	1.57	1.66	(0.04)	(1.59)	(1.63)	15.58	12.77	11,865	1.21	1.21	0.64	55
R5	15.76	0.16	1.57	1.73	(0.08)	(1.59)	(1.67)	15.82	13.14	1,592	0.92	0.92	1.06	55
Y	15.80	0.15	1.60	1.75	(0.09)	(1.59)	(1.68)	15.87	13.23	12,624	0.89	0.85	0.98	55
F	14.69	0.14	1.46	1.60	(0.10)	(1.59)	(1.69)	14.60	13.27	314,566	0.80	0.80	1.03	55
The Hartford Small Cap Growth Fund
For the Year Ended October 31, 2023
A	$37.07	$(0.22)	$(1.84)	$(2.06)	$—	$—	$—	$35.01	(5.56)%	$141,362	1.32%	1.31%	(0.58)%	53%
C	20.14	(0.28)	(0.99)	(1.27)	—	—	—	18.87	(6.31)	1,276	2.09	2.09	(1.35)	53
I	40.17	(0.08)	(2.01)	(2.09)	—	—	—	38.08	(5.20)	46,723	0.94	0.94	(0.20)	53
R3	35.99	(0.31)	(1.78)	(2.09)	—	—	—	33.90	(5.81)	5,115	1.57	1.56	(0.84)	53
R4	39.30	(0.21)	(1.96)	(2.17)	—	—	—	37.13	(5.52)	7,774	1.26	1.26	(0.53)	53
R5	42.94	(0.08)	(2.15)	(2.23)	—	—	—	40.71	(5.19)	12,394	0.93	0.93	(0.19)	53
R6	43.99	(0.05)	(2.20)	(2.25)	—	—	—	41.74	(5.11)	34,009	0.85	0.85	(0.11)	53
Y	43.94	(0.09)	(2.19)	(2.28)	—	—	—	41.66	(5.19)	103,032	0.95	0.92	(0.19)	53
F	40.50	(0.05)	(2.03)	(2.08)	—	—	—	38.42	(5.14)	25,243	0.85	0.85	(0.13)	53
For the Year Ended October 31, 2022
A	$64.88	$(0.30)	$(15.38)	$(15.68)	$—	$(12.13)	$(12.13)	$37.07	(28.75)%	$163,293	1.25%	1.24%	(0.72)%	42%
C	41.34	(0.36)	(8.71)	(9.07)	—	(12.13)	(12.13)	20.14	(29.27)	2,197	1.98	1.98	(1.44)	42
I	69.03	(0.17)	(16.56)	(16.73)	—	(12.13)	(12.13)	40.17	(28.50)	66,150	0.89	0.89	(0.36)	42
R3	63.50	(0.41)	(14.97)	(15.38)	—	(12.13)	(12.13)	35.99	(28.93)	6,107	1.52	1.51	(0.99)	42
R4	67.99	(0.31)	(16.25)	(16.56)	—	(12.13)	(12.13)	39.30	(28.72)	11,684	1.21	1.21	(0.69)	42
R5	72.91	(0.20)	(17.64)	(17.84)	—	(12.13)	(12.13)	42.94	(28.51)	20,591	0.91	0.91	(0.39)	42
R6	74.32	(0.14)	(18.06)	(18.20)	—	(12.13)	(12.13)	43.99	(28.44)	57,807	0.80	0.80	(0.28)	42
Y	74.28	(0.17)	(18.04)	(18.21)	—	(12.13)	(12.13)	43.94	(28.47)	145,027	0.91	0.86	(0.34)	42
F	69.43	(0.13)	(16.67)	(16.80)	—	(12.13)	(12.13)	40.50	(28.42)	27,582	0.80	0.80	(0.28)	42
For the Year Ended October 31, 2021
A	$51.35	$(0.42)	$18.27	$17.85	$—	$(4.32)	$(4.32)	$64.88	35.73%	$256,061	1.18%	1.18%	(0.67)%	48%
C	34.22	(0.55)	11.99	11.44	—	(4.32)	(4.32)	41.34	34.80	8,102	1.89	1.89	(1.37)	48
I	54.23	(0.22)	19.34	19.12	—	(4.32)	(4.32)	69.03	36.21	120,135	0.83	0.83	(0.33)	48
R3	50.47	(0.59)	17.94	17.35	—	(4.32)	(4.32)	63.50	35.34	8,637	1.48	1.47	(0.97)	48
R4	53.64	(0.42)	19.09	18.67	—	(4.32)	(4.32)	67.99	35.74	21,098	1.17	1.17	(0.64)	48
R5	57.10	(0.25)	20.38	20.13	—	(4.32)	(4.32)	72.91	36.15	86,788	0.87	0.87	(0.36)	48
R6	58.07	(0.18)	20.75	20.57	—	(4.32)	(4.32)	74.32	36.31	84,908	0.76	0.76	(0.25)	48
Y	58.07	(0.22)	20.75	20.53	—	(4.32)	(4.32)	74.28	36.24	268,416	0.87	0.81	(0.31)	48
F	54.48	(0.15)	19.42	19.27	—	(4.32)	(4.32)	69.43	36.32	36,439	0.76	0.76	(0.23)	48
For the Year Ended October 31, 2020
A	$45.71	$(0.28)	$6.67	$6.39	$—	$(0.75)	$(0.75)	$51.35	14.06%	$198,430	1.26%	1.25%	(0.60)%	58%
C	30.90	(0.39)	4.46	4.07	—	(0.75)	(0.75)	34.22	13.31	12,323	1.91	1.91	(1.25)	58
I	48.05	(0.09)	7.02	6.93	—	(0.75)	(0.75)	54.23	14.50	98,673	0.85	0.85	(0.19)	58
R3	45.05	(0.38)	6.55	6.17	—	(0.75)	(0.75)	50.47	13.80	7,485	1.49	1.49	(0.83)	58
R4	47.69	(0.26)	6.96	6.70	—	(0.75)	(0.75)	53.64	14.13	31,169	1.19	1.19	(0.52)	58
R5	50.57	(0.12)	7.40	7.28	—	(0.75)	(0.75)	57.10	14.47	71,754	0.89	0.89	(0.23)	58
R6	51.36	(0.06)	7.52	7.46	—	(0.75)	(0.75)	58.07	14.62	80,327	0.78	0.78	(0.12)	58
Y	51.39	(0.08)	7.51	7.43	—	(0.75)	(0.75)	58.07	14.58	255,484	0.88	0.81	(0.16)	58
F	48.23	(0.06)	7.06	7.00	—	(0.75)	(0.75)	54.48	14.62	44,376	0.78	0.78	(0.13)	58
116

Financial Highlights
	— Selected Per-Share Data(1) —								— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover
The Hartford Small Cap Growth Fund – (continued)
For the Year Ended October 31, 2019
A	$55.20	$(0.21)	$2.62	$2.41	$—	$(11.90)	$(11.90)	$45.71	8.99%	$195,314	1.24%	1.24%	(0.46)%	48%
C	41.81	(0.34)	1.33	0.99	—	(11.90)	(11.90)	30.90	8.27	15,722	1.89	1.89	(1.11)	48
I	57.17	(0.02)	2.80	2.78	—	(11.90)	(11.90)	48.05	9.41	191,482	0.83	0.83	(0.05)	48
R3	54.70	(0.31)	2.56	2.25	—	(11.90)	(11.90)	45.05	8.72	10,036	1.47	1.47	(0.69)	48
R4	56.99	(0.18)	2.78	2.60	—	(11.90)	(11.90)	47.69	9.05	42,296	1.17	1.17	(0.39)	48
R5	59.48	(0.03)	3.02	2.99	—	(11.90)	(11.90)	50.57	9.40	82,624	0.85	0.85	(0.07)	48
R6	60.16	(0.00)(5)	3.10	3.10	—	(11.90)	(11.90)	51.36	9.49	66,260	0.76	0.76	0.01	48
Y	60.20	(0.01)	3.10	3.09	—	(11.90)	(11.90)	51.39	9.44	365,867	0.82	0.80	(0.01)	48
F	57.30	0.01	2.82	2.83	—	(11.90)	(11.90)	48.23	9.49	46,533	0.76	0.76	0.02	48
Hartford Small Cap Value Fund
For the Year Ended October 31, 2023
A	$11.40	$0.12	$(0.54)	$(0.42)	$(0.16)	$(0.85)	$(1.01)	$9.97	(4.16)%	$45,431	1.32%	1.30%	1.16%	52%
C	9.69	0.04	(0.46)	(0.42)	(0.08)	(0.85)	(0.93)	8.34	(4.94)	1,496	2.12	2.05	0.42	52
I	11.44	0.16	(0.56)	(0.40)	(0.19)	(0.85)	(1.04)	10.00	(3.94)	17,685	1.01	1.00	1.46	52
R3	11.90	0.11	(0.57)	(0.46)	(0.14)	(0.85)	(0.99)	10.45	(4.35)	531	1.59	1.50	0.98	52
R4	12.10	0.12	(0.56)	(0.44)	(0.17)	(0.85)	(1.02)	10.64	(4.08)	128	1.29	1.20	1.06	52
R5	12.08	0.18	(0.59)	(0.41)	(0.20)	(0.85)	(1.05)	10.62	(3.80)	1,855	0.99	0.90	1.54	52
R6	12.07	0.19	(0.58)	(0.39)	(0.21)	(0.85)	(1.06)	10.62	(3.63)	8,004	0.88	0.80	1.65	52
Y	12.05	0.18	(0.57)	(0.39)	(0.21)	(0.85)	(1.06)	10.60	(3.68)	2,448	0.98	0.85	1.61	52
F	11.43	0.18	(0.55)	(0.37)	(0.21)	(0.85)	(1.06)	10.00	(3.66)	23,870	0.88	0.80	1.69	52
For the Year Ended October 31, 2022
A	$13.36	$0.13	$(1.22)	$(1.09)	$(0.09)	$(0.78)	$(0.87)	$11.40	(8.86)%	$51,422	1.29%	1.28%	1.05%	59%
C	11.48	0.03	(1.04)	(1.01)	—	(0.78)	(0.78)	9.69	(9.54)	1,922	2.10	2.05	0.29	59
I	13.40	0.16	(1.22)	(1.06)	(0.12)	(0.78)	(0.90)	11.44	(8.56)	21,402	0.98	0.98	1.35	59
R3	13.91	0.11	(1.28)	(1.17)	(0.06)	(0.78)	(0.84)	11.90	(9.05)	760	1.57	1.45	0.90	59
R4	14.13	0.16	(1.31)	(1.15)	(0.10)	(0.78)	(0.88)	12.10	(8.79)	42	1.26	1.20	1.29	59
R5	14.10	0.17	(1.27)	(1.10)	(0.14)	(0.78)	(0.92)	12.08	(8.48)	1,756	0.97	0.90	1.36	59
R6	14.10	0.18	(1.28)	(1.10)	(0.15)	(0.78)	(0.93)	12.07	(8.46)	7,821	0.85	0.80	1.48	59
Y	14.07	0.18	(1.28)	(1.10)	(0.14)	(0.78)	(0.92)	12.05	(8.46)	2,887	0.96	0.85	1.53	59
F	13.40	0.19	(1.23)	(1.04)	(0.15)	(0.78)	(0.93)	11.43	(8.46)	38,106	0.85	0.80	1.54	59
For the Year Ended October 31, 2021
A	$8.29	$0.10	$5.06	$5.16	$(0.09)	$—	$(0.09)	$13.36	62.61%	$59,496	1.30%	1.28%	0.78%	60%
C	7.12	(0.00)(5)	4.37	4.37	(0.01)	—	(0.01)	11.48	61.49	3,098	2.09	2.04	0.01	60
I	8.31	0.15	5.06	5.21	(0.12)	—	(0.12)	13.40	63.20	32,905	0.97	0.96	1.12	60
R3	8.62	0.09	5.27	5.36	(0.07)	—	(0.07)	13.91	62.45	931	1.56	1.39	0.69	60
R4	8.76	0.12	5.35	5.47	(0.10)	—	(0.10)	14.13	62.83	53	1.26	1.20	0.88	60
R5	8.74	0.15	5.34	5.49	(0.13)	—	(0.13)	14.10	63.34	24	0.96	0.90	1.12	60
R6	8.74	0.16	5.35	5.51	(0.15)	—	(0.15)	14.10	63.49	1,508	0.85	0.80	1.24	60
Y	8.73	0.17	5.31	5.48	(0.14)	—	(0.14)	14.07	63.26	1,947	0.95	0.85	1.22	60
F	8.31	0.16	5.08	5.24	(0.15)	—	(0.15)	13.40	63.53	76,702	0.84	0.80	1.26	60
For the Year Ended October 31, 2020
A	$10.35	$0.09	$(1.49)	$(1.40)	$(0.08)	$(0.58)	$(0.66)	$8.29	(14.57)%	$32,996	1.41%	1.29%	1.04%	62%
C	8.96	0.02	(1.28)	(1.26)	(0.00)(5)	(0.58)	(0.58)	7.12	(15.15)	2,020	2.15	2.04	0.29	62
I	10.37	0.12	(1.48)	(1.36)	(0.12)	(0.58)	(0.70)	8.31	(14.22)	2,915	1.04	0.93	1.43	62
R3	10.73	0.08	(1.54)	(1.46)	(0.07)	(0.58)	(0.65)	8.62	(14.62)	457	1.63	1.42	0.92	62
R4	10.89	0.10	(1.56)	(1.46)	(0.09)	(0.58)	(0.67)	8.76	(14.46)	30	1.33	1.20	1.10	62
R5	10.87	0.13	(1.56)	(1.43)	(0.12)	(0.58)	(0.70)	8.74	(14.21)	10	1.03	0.90	1.51	62
R6	10.87	0.12	(1.54)	(1.42)	(0.13)	(0.58)	(0.71)	8.74	(14.17)	240	0.92	0.80	1.42	62
Y	10.86	0.13	(1.55)	(1.42)	(0.13)	(0.58)	(0.71)	8.73	(14.18)	250	1.02	0.85	1.50	62
F	10.38	0.13	(1.49)	(1.36)	(0.13)	(0.58)	(0.71)	8.31	(14.22)	40,447	0.91	0.80	1.53	62
117

Financial Highlights
	— Selected Per-Share Data(1) —								— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover
Hartford Small Cap Value Fund – (continued)
For the Year Ended October 31, 2019
A	$13.65	$0.10	$(0.04)	$0.06	$(0.03)	$(3.33)	$(3.36)	$10.35	3.46%	$47,037	1.37%	1.27%	0.98%	140%
C	12.35	0.02	(0.08)	(0.06)	—	(3.33)	(3.33)	8.96	2.60	3,719	2.14	2.04	0.26	140
I	13.68	0.14	(0.05)	0.09	(0.07)	(3.33)	(3.40)	10.37	3.77	4,354	1.00	0.90	1.34	140
R3	14.02	0.09	(0.03)	0.06	(0.02)	(3.33)	(3.35)	10.73	3.31	609	1.62	1.42	0.82	140
R4	14.16	0.11	(0.03)	0.08	(0.02)	(3.33)	(3.35)	10.89	3.52	69	1.31	1.20	1.01	140
R5	14.16	0.16	(0.05)	0.11	(0.07)	(3.33)	(3.40)	10.87	3.82	11	1.01	0.90	1.44	140
R6	14.15	0.15	(0.02)	0.13	(0.08)	(3.33)	(3.41)	10.87	3.99	103	0.89	0.80	1.39	140
Y	14.15	0.16	(0.04)	0.12	(0.08)	(3.33)	(3.41)	10.86	3.94	572	0.97	0.85	1.43	140
F	13.68	0.15	(0.04)	0.11	(0.08)	(3.33)	(3.41)	10.38	3.99	48,425	0.89	0.80	1.43	140
The Hartford Small Company Fund
For the Year Ended October 31, 2023
A	$16.30	$(0.08)	$(1.33)	$(1.41)	$—	$—	$—	$14.89	(8.59)%	$265,550	1.31%	1.31%	(0.48)%	48%
C	7.45	(0.09)	(0.61)	(0.70)	—	—	—	6.75	(9.40)	2,584	2.14	2.14	(1.28)	48
I	18.06	(0.03)	(1.48)	(1.51)	—	—	—	16.55	(8.36)	22,387	1.00	1.00	(0.16)	48
R3	18.45	(0.14)	(1.51)	(1.65)	—	—	—	16.80	(8.94)	9,054	1.61	1.61	(0.78)	48
R4	20.59	(0.10)	(1.68)	(1.78)	—	—	—	18.81	(8.60)	7,204	1.31	1.31	(0.48)	48
R5	22.66	(0.03)	(1.87)	(1.90)	—	—	—	20.76	(8.38)	2,859	1.01	1.01	(0.15)	48
R6	23.44	(0.02)	(1.92)	(1.94)	—	—	—	21.50	(8.24)	7,199	0.89	0.89	(0.07)	48
Y	23.34	(0.00)(5)	(1.96)	(1.96)	—	—	—	21.38	(8.40)	6,959	1.00	1.00	0.01	48
F	18.27	(0.01)	(1.50)	(1.51)	—	—	—	16.76	(8.26)	215,475	0.89	0.89	(0.06)	48
For the Year Ended October 31, 2022
A	$30.24	$(0.13)	$(7.28)	$(7.41)	$—	$(6.53)	$(6.53)	$16.30	(30.20)%	$319,971	1.27%	1.26%	(0.69)%	90%
C	17.65	(0.14)	(3.53)	(3.67)	—	(6.53)	(6.53)	7.45	(30.76)	4,678	2.10	2.10	(1.54)	90
I	32.69	(0.09)	(8.01)	(8.10)	—	(6.53)	(6.53)	18.06	(30.01)	31,819	0.99	0.99	(0.42)	90
R3	33.41	(0.22)	(8.21)	(8.43)	—	(6.53)	(6.53)	18.45	(30.43)	10,250	1.59	1.59	(1.01)	90
R4	36.39	(0.17)	(9.10)	(9.27)	—	(6.53)	(6.53)	20.59	(30.21)	9,040	1.29	1.29	(0.72)	90
R5	39.26	(0.11)	(9.96)	(10.07)	—	(6.53)	(6.53)	22.66	(30.01)	4,603	0.99	0.99	(0.41)	90
R6	40.33	(0.07)	(10.29)	(10.36)	—	(6.53)	(6.53)	23.44	(29.92)	6,580	0.87	0.87	(0.27)	90
Y	40.25	(0.10)	(10.28)	(10.38)	—	(6.53)	(6.53)	23.34	(30.05)	39,131	0.95	0.95	(0.36)	90
F	32.96	(0.06)	(8.10)	(8.16)	—	(6.53)	(6.53)	18.27	(29.93)	239,580	0.87	0.87	(0.29)	90
For the Year Ended October 31, 2021
A	$25.50	$(0.30)	$7.82	$7.52	$—	$(2.78)	$(2.78)	$30.24	30.50%	$502,923	1.23%	1.22%	(1.02)%	123%
C	15.97	(0.33)	4.79	4.46	—	(2.78)	(2.78)	17.65	29.39	9,324	2.05	2.05	(1.85)	123
I	27.31	(0.25)	8.41	8.16	—	(2.78)	(2.78)	32.69	30.84	59,421	0.95	0.95	(0.77)	123
R3	28.02	(0.45)	8.62	8.17	—	(2.78)	(2.78)	33.41	30.04	15,527	1.57	1.57	(1.37)	123
R4	30.22	(0.38)	9.33	8.95	—	(2.78)	(2.78)	36.39	30.46	15,320	1.26	1.26	(1.06)	123
R5	32.33	(0.30)	10.01	9.71	—	(2.78)	(2.78)	39.26	30.85	6,782	0.97	0.97	(0.78)	123
R6	33.12	(0.28)	10.27	9.99	—	(2.78)	(2.78)	40.33	30.97	5,954	0.85	0.85	(0.69)	123
Y	33.07	(0.29)	10.25	9.96	—	(2.78)	(2.78)	40.25	30.92	45,590	0.91	0.91	(0.72)	123
F	27.49	(0.21)	8.46	8.25	—	(2.78)	(2.78)	32.96	30.98	333,061	0.85	0.85	(0.65)	123
For the Year Ended October 31, 2020
A	$20.35	$(0.14)	$6.57	$6.43	$—	$(1.28)	$(1.28)	$25.50	33.21%	$389,496	1.32%	1.31%	(0.66)%	104%
C	13.30	(0.20)	4.15	3.95	—	(1.28)	(1.28)	15.97	32.08	9,058	2.14	2.14	(1.50)	104
I	21.65	(0.08)	7.02	6.94	—	(1.28)	(1.28)	27.31	33.59	35,806	1.00	1.00	(0.35)	104
R3	22.29	(0.21)	7.22	7.01	—	(1.28)	(1.28)	28.02	32.91	14,013	1.61	1.55	(0.90)	104
R4	23.88	(0.15)	7.77	7.62	—	(1.28)	(1.28)	30.22	33.29	13,363	1.30	1.25	(0.60)	104
R5	25.40	(0.08)	8.29	8.21	—	(1.28)	(1.28)	32.33	33.64	3,936	1.01	0.95	(0.30)	104
R6	25.97	(0.13)	8.56	8.43	—	(1.28)	(1.28)	33.12	33.75	1,530	0.90	0.90	(0.42)	104
Y	25.95	(0.08)	8.48	8.40	—	(1.28)	(1.28)	33.07	33.65	19,956	0.96	0.95	(0.29)	104
F	21.76	(0.06)	7.07	7.01	—	(1.28)	(1.28)	27.49	33.75	243,057	0.90	0.90	(0.24)	104
118

Financial Highlights
	— Selected Per-Share Data(1) —								— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover
The Hartford Small Company Fund – (continued)
For the Year Ended October 31, 2019
A	$22.20	$(0.13)	$2.28	$2.15	$—	$(4.00)	$(4.00)	$20.35	14.08%	$311,742	1.33%	1.32%	(0.66)%	91%
C	16.11	(0.19)	1.38	1.19	—	(4.00)	(4.00)	13.30	13.24	9,929	2.14	2.13	(1.46)	91
I	23.28	(0.08)	2.45	2.37	—	(4.00)	(4.00)	21.65	14.48	26,939	1.04	1.03	(0.37)	91
R3	23.95	(0.19)	2.53	2.34	—	(4.00)	(4.00)	22.29	13.84	14,142	1.62	1.55	(0.89)	91
R4	25.28	(0.14)	2.74	2.60	—	(4.00)	(4.00)	23.88	14.20	14,261	1.32	1.25	(0.59)	91
R5	26.53	(0.07)	2.94	2.87	—	(4.00)	(4.00)	25.40	14.56	3,239	1.02	0.95	(0.29)	91
R6	27.02	(0.06)	3.01	2.95	—	(4.00)	(4.00)	25.97	14.60	206	0.90	0.90	(0.23)	91
Y	27.01	(0.06)	3.00	2.94	—	(4.00)	(4.00)	25.95	14.56	32,472	0.94	0.93	(0.26)	91
F	23.35	(0.05)	2.46	2.41	—	(4.00)	(4.00)	21.76	14.63	193,242	0.90	0.90	(0.23)	91

FINANCIAL HIGHLIGHTS FOOTNOTES
(1)
Information presented relates to a share outstanding throughout the indicated period. Net investment income (loss) per share amounts are calculated based on average shares outstand-
ing unless otherwise noted.

(2)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(3)	Adjustments include waivers and reimbursements, if applicable. Ratios do not include fees paid indirectly.
(4)
The “Net Realized and Unrealized Gain (Loss) on Investments” and “Total from Net Investment Income” for Classes I, R4 and R5 shares have been updated since the October 31, 2021
Annual Report to reflect a non-material change of $0.01 to these amounts.

(5)	Amount is less than $0.01 per share.
(6)	Amount is less than 0.01%.
(7)	Commenced operations on February 28, 2019.
(8)	Not annualized.
(9)	Annualized.
(10)	Commenced operations on June 22, 2022.
(11)
Per share amount was not in accord with the net realized and unrealized gain (loss) for the period because of the timing of transactions in shares of the Fund and the amount and tim-
ing of per-share net realized and unrealized gain (loss) on such shares.

119

For More Information
Two documents are available that offer further information on the Funds:
Annual/Semi-Annual Report To Shareholders
Additional information about each Fund’s investments is available in the annual and semi-annual reports and in Form N-CSR. In each Fund’s annual report you will also find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year (or the period as the case may be), as well as the independent registered public accounting firm’s report. The SEC adopted rule and form amendments that will change the format and content of each Fund’s annual and semi-annual reports. Certain information, including the financial statements, will not appear in each Fund’s new tailored shareholder reports but will be available online, delivered free of charge upon request, and filed with the SEC on a semi-annual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024.
Statement of Additional Information (SAI)
The SAI contains more detailed information on the Funds. A current SAI and annual report have been filed with the SEC and the SAI is incorporated by reference into (which means it is legally a part of) this prospectus.
The Funds make available this prospectus, the SAI and annual/semi-annual reports free of charge, on the Funds’ website at hartfordfunds.com.
To request a free copy of the current annual/semi-annual report for the Funds and/or the SAI or for shareholder inquiries or other information about the Funds, please contact the Funds at:
By Mail:
Hartford Funds	(For overnight mail)
P.O. Box 219060	Hartford Funds
Kansas City, MO 64121-9060	430 W 7th Street, Suite 219060
Kansas City, MO 64105-1407
By Phone:
1-888-843-7824
On The Internet:
hartfordfunds.com
Or you may view or obtain these documents from the SEC on the Internet or by E-Mail:
Internet: (on the EDGAR Database on the SEC’s internet website) www.sec.gov
E-Mail: publicinfo@sec.gov
Requests which are made by e-mail require the payment of a duplicating fee to the SEC in order to obtain a document.
Investment Company Act SEC File Numbers
The Hartford Mutual Funds, Inc. 811-07589
The Hartford Mutual Funds II, Inc. 811-00558
MFPRO-DE24
March 1, 2024

Appendix A
Intermediary-Specific Sales Charge Waivers and Discounts
The availability of certain initial and contingent deferred sales charge waivers and discounts may depend on the particular financial intermediary or type of account through which you purchase or hold Fund shares. Financial intermediaries may have different policies and procedures regarding the availability of these waivers and discounts. For waivers or discounts not available through a particular intermediary, investors will have to purchase shares directly from the Funds or through another intermediary to receive such waivers or discounts to the extent such a waiver or discount is available. These waivers or discounts, which may vary from those disclosed elsewhere in the statutory prospectus or SAI, are subject to change and this Appendix will be updated based on information provided by the financial intermediaries. Neither the Funds, Hartford Funds Management Company, LLC, nor Hartford Funds Distributors, LLC supervises the implementation of these waivers or discounts or verifies the intermediaries’ administration of these waivers or discounts. In all instances, it is the purchaser’s responsibility to notify the financial intermediary at the time of purchase of any facts that may qualify the purchaser for sales charge waivers or discounts. Please contact your financial intermediary for more information.
Ameriprise Financial
Class A Shares Front-End Sales Charge Waivers Available at Ameriprise Financial:
The following information applies to Class A shares purchases if you have an account with or otherwise purchase Fund shares through Ameriprise Financial:
Shareholders purchasing fund shares through an Ameriprise Financial account are eligible for the following front-end sales charge waivers, which may differ from those disclosed elsewhere in this fund’s prospectus or SAI:
•
Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.
•
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same Fund (but not any other fund within the same fund family).
•
Shares exchanged from Class C shares of the same fund in the month of or following the 7-year anniversary of the purchase date. To the extent that this prospectus elsewhere provides for a waiver with respect to exchanges of Class C shares or conversion of Class C shares following a shorter holding period, that waiver will apply.
•
Employees and registered representatives of Ameriprise Financial or its affiliates and their immediate family members.
•
Shares purchased by or through qualified accounts (including IRAs, Coverdell Education Savings Accounts, 401(k)s, 403(b) TSCAs subject to ERISA and defined benefit plans) that are held by a covered family member, defined as an Ameriprise financial advisor and/or the advisor’s spouse, advisor’s lineal ascendant (mother, father, grandmother, grandfather, great grandmother, great grandfather), advisor’s lineal descendant (son, step-son, daughter, step-daughter, grandson, granddaughter, great grandson, great granddaughter) or any spouse of a covered family member who is a lineal descendant.
•
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e. Rights of Reinstatement).
A-1

D.A. Davidson & Co. (“D.A. Davidson”)
Effective March 30, 2022, shareholders purchasing Fund shares including existing Fund shareholders through a D.A. Davidson platform or account, or through an introducing broker-dealer or independent registered investment advisor for which D.A. Davidson provides trade execution, clearance, and/or custody services, will be eligible for the following sales charge waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Prospectus or the Funds’ SAI. Shareholders should contact D.A. Davidson to determine their eligibility for these waivers and discounts.
Front-End Sales Charge Waivers on Class A Shares available at D.A. Davidson
•
Shares purchased within the same fund family through a systematic reinvestment of capital gains and dividend distributions.
•
Employees and registered representatives of D.A. Davidson or its affiliates and their family members as designated by D.A. Davidson.
•
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales charge (known as Rights of Reinstatement).
•
A shareholder in the Fund’s Class C Shares will have their shares converted at net asset value to Class A Shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is consistent with D.A. Davidson’s policies and procedures.
CDSC Waivers on Class A and Class C Shares available at D.A. Davidson
•
Death or disability of the shareholder.
•
Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus.
•
Return of excess contributions from an IRA account.
•
Shares sold as part of a required minimum distribution for IRA or other qualifying retirement accounts pursuant to the Internal Revenue Code.
•
Shares acquired through a right of reinstatement.
Front-end sales charge discounts available at D.A. Davidson: breakpoints, rights of accumulation and/or letters of intent
•
Breakpoints as described in this prospectus.
•
Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at D.A. Davidson. Eligible fund family assets not held at D.A. Davidson may be included in the calculation of rights of accumulation only if the shareholder notifies his or her financial advisor about such assets.
•
Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at D.A. Davidson may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.
A-2

Edward D. Jones & Co., L.P. (“Edward Jones”)
Policies Regarding Transactions Through Edward Jones
The following information has been provided by Edward Jones:
Effective on or after January 1, 2024, the following information supersedes prior information with respect to transactions and positions held in fund shares through an Edward Jones system. Clients of Edward Jones (also referred to as “shareholders”) purchasing fund shares on the Edward Jones commission and fee-based platforms are eligible only for the following sales charge discounts (also referred to as “breakpoints”) and waivers, which can differ from discounts and waivers described elsewhere in the mutual fund prospectus or statement of additional information (“SAI”) or through another broker-dealer. In all instances, it is the shareholder’s responsibility to inform Edward Jones at the time of purchase of any relationship, holdings of the Hartford mutual fund family and the Hartford SMART529 plan, or other facts qualifying the purchaser for discounts or waivers. Edward Jones can ask for documentation of such circumstance. Shareholders should contact Edward Jones if they have questions regarding their eligibility for these discounts and waivers.
Breakpoints
•
Breakpoint pricing, otherwise known as volume pricing, at dollar thresholds as described in the prospectus.
Rights of Accumulation (“ROA”)
•
The applicable sales charge on a purchase of Class A shares is determined by taking into account all share classes (except any assets held in group retirement plans) of the Hartford mutual fund family and the Hartford SMART529 plan held by the shareholder or in an account grouped by Edward Jones with other accounts for the purpose of providing certain pricing considerations (“pricing groups”). If grouping assets as a shareholder, this includes all share classes held on the Edward Jones platform and/or held on another platform. The inclusion of eligible fund family assets in the ROA calculation is dependent on the shareholder notifying Edward Jones of such assets at the time of calculation. Money market funds are included only if such shares were sold with a sales charge at the time of purchase or acquired in exchange for shares purchased with a sales charge.
•
The employer maintaining a SEP IRA plan and/or SIMPLE IRA plan may elect to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping as opposed to including all share classes at a shareholder or pricing group level.
•
ROA is determined by calculating the higher of cost minus redemptions or market value (current shares x NAV).
Letter of Intent (“LOI”)
•
Through a LOI, shareholders can receive the sales charge and breakpoint discounts for purchases shareholders intend to make over a 13-month period from the date Edward Jones receives the LOI. The LOI is determined by calculating the higher of cost or market value of qualifying holdings at LOI initiation in combination with the value that the shareholder intends to buy over a 13-month period to calculate the front-end sales charge and any breakpoint discounts. Each purchase the shareholder makes during that 13-month period will receive the sales charge and breakpoint discount that applies to the total amount. The inclusion of eligible fund family assets in the LOI calculation is dependent on the shareholder notifying Edward Jones of such assets at the time of calculation. Purchases made before the LOI is received by Edward Jones are not adjusted under the LOI and will not reduce the sales charge previously paid. Sales charges will be adjusted if the LOI is not met.
•
If the employer maintaining a SEP IRA plan and/or SIMPLE IRA plan has elected to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping, LOIs for such SEP IRA plan and/or SIMPLE IRA plan will also be at the plan-level and may only be established by the employer.
Sales Charge Waivers
Sales charges are waived for the following shareholders and in the following situations:
•
Associates of Edward Jones and its affiliates and other accounts in the same pricing group (as determined by Edward Jones under its policies and procedures) as the associate. This waiver will continue for the remainder of the associate’s life if the associate retires from Edward Jones in good-standing and remains in good standing pursuant to Edward Jones’ policies and procedures.
•
Shares purchased in an Edward Jones fee-based program.
•
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment.
A-3

•
Shares purchased from the proceeds of redeemed shares of the same fund family so long as the following conditions are met: the proceeds are from the sale of shares within 60 days of the purchase, the sale and purchase are made from a share class that charges a front load and one of the following:
•
The redemption and repurchase occur in the same account.
•
The redemption proceeds are used to process an: IRA contribution, excess contributions, conversion, recharacterizing of contributions, or distribution, and the repurchase is done in an account within the same Edward Jones grouping for ROA.
•
Shares exchanged into Class A shares from another share class eligible to be exchanged pursuant to the prospectus so long as the exchange is into the same fund and was initiated at the discretion of Edward Jones. Edward Jones is responsible for any remaining CDSC due to the fund company, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in the prospectus.
•
Exchanges from Class C shares to Class A shares of the same fund, generally, in the 84th month following the anniversary of the purchase date or earlier at the discretion of Edward Jones.
Contingent Deferred Sales Charge (“CDSC”) Waivers
If the shareholder purchases shares that are subject to a CDSC and those shares are redeemed before the CDSC is expired, the shareholder is responsible to pay the CDSC except in the following conditions:
•
The death or disability of the shareholder.
•
Systematic withdrawals with up to 10% per year of the account value.
•
Return of excess contributions from an Individual Retirement Account (IRA).
•
Shares redeemed as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulations.
•
Shares redeemed to pay Edward Jones fees or costs in such cases where the transaction is initiated by Edward Jones.
•
Shares exchanged in an Edward Jones fee-based program.
•
Shares acquired through NAV reinstatement.
•
Shares redeemed at the discretion of Edward Jones for Minimum Balances, as described below.
Other Important Information Regarding Transactions Through Edward Jones
Minimum Purchase Amounts
•
Initial purchase minimum: $250
•
Subsequent purchase minimum: none
Minimum Balances
Edward Jones has the right to redeem at its discretion fund holdings with a balance of $250 or less. The following are examples of accounts that are not included in this policy:
•
A fee-based account held on an Edward Jones platform
•
A 529 account held on an Edward Jones platform
•
An account with an active systematic investment plan or LOI
Exchanging Share Classes
•
At any time it deems necessary, Edward Jones has the authority to exchange at NAV a shareholder’s holdings in a class of a Fund eligible to be exchanged pursuant to the prospectus to Class A shares of the same Fund.
A-4

Janney Montgomery Scott LLC
Effective May 1, 2020, if you purchase Fund shares through a Janney Montgomery Scott LLC (“Janney”) brokerage account, you will be eligible for the following load waivers (front-end sales charge waivers and contingent deferred sales charge (“CDSC”), or back-end sales charge, waivers) and discounts, which may differ from those disclosed elsewhere in this Fund’s Prospectus or SAI. Shareholders should contact Janney to determine their eligibility for these waivers and discounts.
Front-end sales charge* waivers on Class A shares available at Janney
•
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).
•
Shares purchased by employees and registered representatives of Janney or its affiliates and their family members as designated by Janney.
•
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within ninety (90) days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e., right of reinstatement).
•
Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans.
•
Shares acquired through a right of reinstatement.
•
Class C shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Janney’s policies and procedures.
CDSC waivers on Class A and C shares available at Janney
•
Shares sold upon the death or disability of the shareholder.
•
Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus.
•
Shares purchased in connection with a return of excess contributions from an IRA account.
•
Shares sold as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulations.
•
Shares sold to pay Janney fees but only if the transaction is initiated by Janney.
•
Shares acquired through a right of reinstatement.
•
Shares exchanged into the same share class of a different fund in the same fund family.
Front-end sales charge* discounts available at Janney: breakpoints, rights of accumulation, and/or letters of intent
•
Breakpoints as described in the Fund’s prospectus.
•
Rights of accumulation (“ROA”), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Janney. Eligible fund family assets not held at Janney may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.
•
Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Janney may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.
*
Also referred to as an “initial sales charge.”
A-5

J.P. Morgan Securities LLC
Effective September 29, 2023, if you purchase or hold Fund shares through an applicable J.P. Morgan Securities LLC brokerage account, you will be eligible for the following sales charge waivers (front-end sales charge waivers and contingent deferred sales charge (“CDSC”), or back-end sales charge, waivers), share class conversion policy and discounts, which may differ from those disclosed elsewhere in this prospectus or the Statement of Additional Information. Shareholders should contact J.P. Morgan Securities LLC if they have questions regarding their eligibility for these discounts and waivers.
Front-end sales charge waivers on Class A shares available at J.P. Morgan Securities LLC
•
Shares exchanged from Class C (i.e. level-load) shares that are no longer subject to a CDSC and are exchanged into Class A shares of the same Fund pursuant to J.P. Morgan Securities LLC’s share class exchange policy.
•
Qualified employer-sponsored defined contribution and defined benefit retirement plans, nonqualified deferred compensation plans, other employee benefit plans and trusts used to fund those plans. For purposes of this provision, such plans do not include SEP IRAs, SIMPLE IRAs, SAR-SEPs or 501(c)(3) accounts.
•
Shares purchased through J.P. Morgan Securities LLC Self-Directed Investing accounts.
•
Shares purchased through rights of reinstatement.
•
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same Fund (but not any other fund within the fund family).
•
Shares purchased by employees and registered representatives of J.P. Morgan Securities LLC or its affiliates and their spouse or financial dependent as defined by J.P. Morgan Securities LLC.
Class C to Class A share conversion
•
A shareholder in a Fund’s Class C shares will have their shares converted by J.P. Morgan Securities LLC to Class A shares (or the appropriate share class) of the same Fund if the shares are no longer subject to a CDSC and the conversion is consistent with J.P. Morgan Securities LLC’s policies and procedures.
CDSC waivers on Class A and C shares available at J.P. Morgan Securities LLC
•
Shares sold upon the death or disability of the shareholder.
•
Shares sold as part of a systematic withdrawal plan as described in the Funds’ prospectus.
•
Shares purchased in connection with a return of excess contributions from an IRA account.
•
Shares sold as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code.
•
Shares acquired through a right of reinstatement.
Front-end load discounts available at J.P. Morgan Securities LLC: breakpoints, rights of accumulation & letters of intent
•
Breakpoints as described in the prospectus.
•
Rights of Accumulation (“ROA”) which entitle shareholders to breakpoint discounts as described in the prospectus will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at J.P. Morgan Securities LLC. Eligible fund family assets not held at J.P. Morgan Securities LLC (including 529 program holdings, where applicable) may be included in the ROA calculation only if the shareholder notifies their financial advisor about such assets.
•
Letters of Intent (“LOI”) which allow for breakpoint discounts based on anticipated purchases within a fund family, through J.P. Morgan Securities LLC, over a 13-month period of time (if applicable).
A-6

Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill”)
The following information has been provided by Merrill:
Purchases or sales of front-end (i.e. Class A) or level-load (i.e., Class C) mutual fund shares through a Merrill platform or account will be eligible only for the following sales load waivers (front-end, contingent deferred, or back-end waivers) and discounts, which may differ from those disclosed elsewhere in this Fund’s prospectus. Purchasers will have to buy mutual fund shares directly from the mutual fund company or through another intermediary to be eligible for waivers or discounts not listed below.
It is the investor’s responsibility to notify Merrill at the time of purchase or sale of any relationship or other facts that qualify the transaction for a waiver or discount. A Merrill representative may ask for reasonable documentation of such facts and Merrill may condition the granting of a waiver or discount on the timely receipt of such documentation.
Additional information on waivers and discounts is available in the Merrill Sales Load Waiver and Discounts Supplement (the “Merrill SLWD Supplement“) and in the Mutual Fund Investing at Merrill pamphlet at ml.com/funds. Investors are encouraged to review these documents and speak with their financial advisor to determine whether a transaction is eligible for a waiver or discount.
Front-end Load Waivers Available at Merrill
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Shares of mutual funds available for purchase by employer-sponsored retirement, deferred compensation, and employee benefit plans (including health savings accounts) and trusts used to fund those plans provided the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans
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Shares purchased through a Merrill investment advisory program
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Brokerage class shares exchanged from advisory class shares due to the holdings moving from a Merrill investment advisory program to a Merrill brokerage account
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Shares purchased through the Merrill Edge Self-Directed platform
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Shares purchased through the systematic reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same mutual fund in the same account
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Shares exchanged from level-load shares to front-end load shares of the same mutual fund in accordance with the description in the Merrill SLWD Supplement
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Shares purchased by eligible employees of Merrill or its affiliates and their family members who purchase shares in accounts within the employee’s Merrill Household (as defined in the Merrill SLWD Supplement)
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Shares purchased by eligible persons associated with the fund as defined in this prospectus (e.g. the fund’s officers or trustees)
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Shares purchased from the proceeds of a mutual fund redemption in front-end load shares provided (1) the repurchase is in a mutual fund within the same fund family; (2) the repurchase occurs within 90 calendar days from the redemption trade date, and (3) the redemption and purchase occur in the same account (known as Rights of Reinstatement). Automated transactions (i.e. systematic purchases and withdrawals) and purchases made after shares are automatically sold to pay Merrill’s account maintenance fees are not eligible for Rights of Reinstatement
Contingent Deferred Sales Charge (“CDSC”) Waivers on Front-end, Back-end, and Level Load Shares Available at Merrill
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Shares sold due to the shareholder’s death or disability (as defined by Internal Revenue Code Section 22e(3))
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Shares sold pursuant to a systematic withdrawal program subject to Merrill’s maximum systematic withdrawal limits as described in the Merrill SLWD Supplement
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Shares sold due to return of excess contributions from an IRA account
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Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the investor reaching the qualified age based on applicable IRS regulation
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Front-end or level-load shares held in commission-based, non-taxable retirement brokerage accounts (e.g. traditional, Roth, rollover, SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans) that are transferred to fee-based accounts or platforms and exchanged for a lower cost share class of the same mutual fund
A-7

Front-end Load Discounts Available at Merrill: Breakpoints, Rights of Accumulation & Letters of Intent
•
Breakpoint discounts, as described in this prospectus, where the sales load is at or below the maximum sales load that Merrill permits to be assessed to a front-end load purchase, as described in the Merrill SLWD Supplement
•
Rights of Accumulation (ROA), as described in the Merrill SLWD Supplement, which entitle shareholders to breakpoint discounts based on the aggregated holdings of mutual fund family assets held in accounts in their Merrill Household
•
Letters of Intent (LOI), which allow for breakpoint discounts on eligible new purchases based on anticipated future eligible purchases within a fund family at Merrill, in accounts within your Merrill Household, as further described in the Merrill SLWD Supplement
A-8

Morgan Stanley Wealth Management
Effective July 1, 2018, shareholders purchasing Fund shares through a Morgan Stanley Wealth Management transactional brokerage account are eligible only for the following front-end sales charge waivers with respect to Class A shares, which may differ from and may be more limited than those disclosed elsewhere in the Funds’ Prospectus or SAI.
Front-end Sales Charge Waivers on Class A Shares available at Morgan Stanley Wealth Management
•
Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans
•
Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules
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Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund
•
Shares purchased through a Morgan Stanley self-directed brokerage account
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Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Morgan Stanley Wealth Management’s share class conversion program
•
Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge.
Shareholders should contact Morgan Stanley Wealth Management to determine their eligibility for these waivers.
A-9

Oppenheimer & Co. Inc.
Effective June 30, 2020, shareholders purchasing Fund shares through an Oppenheimer & Co. Inc. (“OPCO”) platform or account are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund’s prospectus or SAI. Shareholders should contact OPCO to determine their eligibility for these waivers and discounts.
Front-end Sales Load Waivers on Class A Shares available at OPCO
•
Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan
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Shares purchased by or through a 529 Plan
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Shares purchased through an OPCO affiliated investment advisory program
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Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)
•
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).
•
A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of OPCO
•
Employees and registered representatives of OPCO or its affiliates and their family members
•
Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in this prospectus
CDSC Waivers on A and C Shares available at OPCO
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Death or disability of the shareholder
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Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus
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Return of excess contributions from an IRA Account
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Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulation
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Shares sold to pay OPCO fees but only if the transaction is initiated by OPCO
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Shares acquired through a right of reinstatement
Front-end load Discounts Available at OPCO: Breakpoints, Rights of Accumulation & Letters of Intent
•
Breakpoints as described in this prospectus
•
Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at OPCO. Eligible fund family assets not held at OPCO may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.
A-10

Raymond James & Associates, Inc., Raymond James Financial Services, Inc. and each entity’s affiliates (“Raymond James”)
Effective March 1, 2019, shareholders purchasing fund shares through a Raymond James platform or account, or through an introducing broker-dealer or independent registered investment adviser for which Raymond James provides trade execution, clearance, and/or custody services, will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in the Fund’s prospectus or SAI.
Front-end sales load waivers on Class A shares available at Raymond James
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Shares purchased in an investment advisory program.
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Shares purchased within the same fund family through a systematic reinvestment of capital gains and dividend distributions.
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Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James.
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Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).
•
A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Raymond James.
CDSC Waivers on Classes A and C shares available at Raymond James
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Death or disability of the shareholder.
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Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus.
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Return of excess contributions from an IRA Account.
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Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations.
•
Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James.
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Shares acquired through a right of reinstatement.
Front-end load discounts available at Raymond James: breakpoints, rights of accumulation, and/or letters of intent
•
Breakpoints as described in this prospectus.
•
Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the calculation of rights of accumulation only if the shareholder notifies his or her financial advisor about such assets.
•
Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Raymond James may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.
A-11

Robert W. Baird & Co.
Effective June 15, 2020, shareholders purchasing Fund shares through a Robert W. Baird & Co. (“Baird”) platform or account will only be eligible for the following sales charge waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in this prospectus or the SAI. Shareholders should contact Baird to determine their eligibility for these waivers and discounts.
Front-End Sales Charge Waivers on Class A shares Available at Baird
•
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund
•
Shares purchased by employees and registered representatives of Baird or its affiliates and their family members as designated by Baird
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Shares purchased from the proceeds of redemptions from another Hartford mutual fund, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales charge (known as rights of reinstatement)
•
A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares of the same Fund if the shares are no longer subject to CDSC and the conversion is in line with the policies and procedures of Baird
•
Employer-sponsored retirement plans or charitable accounts in a transactional brokerage account at Baird, including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs
CDSC Waivers on Class A and C shares Available at Baird
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Shares sold due to death or disability of the shareholder
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Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus
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Shares bought due to return of excess contributions from an IRA Account
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Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on the applicable IRS regulation
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Shares sold to pay Baird fees but only if the transaction is initiated by Baird
•
Shares acquired through a right of reinstatement
Front-End Sales Charge Discounts Available at Baird: Breakpoints and/or Rights of Accumulation
•
Breakpoints as described in this prospectus
•
Rights of accumulation, which entitles shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of Hartford mutual fund assets held by accounts within the purchaser’s household at Baird. Eligible Hartford mutual fund assets not held at Baird may be included in the rights of accumulation calculation only if the shareholder notifies his or her financial advisor about such assets
•
Letters of Intent (LOI) allow for breakpoint discounts based on anticipated purchases of Hartford mutual funds through Baird, over a 13-month period of time
A-12

Stifel, Nicolaus & Company, Incorporated and its broker dealer affiliates (“Stifel”)
The following information has been provided by Stifel:
Effective March 1, 2024, shareholders purchasing or holding fund shares, including existing fund shareholders, through a Stifel, Nicolaus & Company, Incorporated or affiliated platform that provides trade execution, clearance, and/or custody services, will be eligible for the following sales charge load waivers (including front-end sales charge waivers and contingent deferred, or back-end, (“CDSC”) sales charge waivers) and discounts, which may differ from those disclosed elsewhere in the Fund’s Prospectus or SAI.
CLASS A SHARES
As described elsewhere in this prospectus, Stifel may receive compensation out of the front-end sales charge if you purchase Class A shares through Stifel.
Rights of accumulation
•
Rights of accumulation (“ROA”) that entitle shareholders to breakpoint discounts on front-end sales charges will be calculated by Stifel based on the aggregated holding of all assets in all classes of shares of Hartford mutual funds held by accounts within the purchaser’s household at Stifel. Eligible fund family assets not held at Stifel may be included in the calculation of ROA only if the shareholder notifies his or her financial advisor about such assets.
•
The employer maintaining a SEP IRA plan and/or SIMPLE IRA plan may elect to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping as opposed to including all share classes at a shareholder or pricing group level.
Front-end sales charge waivers on Class A shares available at Stifel
Sales charges may be waived for the following shareholders and in the following situations:
•
Class C shares that have been held for more than seven (7) years may be converted to Class A shares of the same fund pursuant to Stifel’s policies and procedures. To the extent that this prospectus elsewhere provides for a waiver with respect to the exchange or conversion of such shares following a shorter holding period, those provisions shall continue to apply.
•
Shares purchased by employees and registered representatives of Stifel or its affiliates and their family members as designated by Stifel
•
Shares purchased in an Stifel fee-based advisory program, often referred to as a “wrap” program
•
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same or other fund within the fund family.
•
Shares purchased from the proceeds of redeemed shares of the same fund family so long as the proceeds are from the sale of shares from an account with the same owner/beneficiary within 90 days of the purchase. For the absence of doubt, shares redeemed through a Systematic Withdrawal Plan are not eligible for rights of reinstatement.
•
Shares from rollovers into Stifel from retirement plans to IRAs
•
Shares exchanged into Class A shares from another share class so long as the exchange is into the same fund and was initiated at the direction of Stifel. Stifel is responsible for any remaining CDSC due to the fund company, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in the prospectus.
•
Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.
•
All other sales charge waivers and reductions described elsewhere in the Fund’s prospectus or SAI still apply.
A-13

Contingent Deferred Sales Charges Waivers on Class A and C Shares
•
Death or disability of the shareholder or, in the case of 529 plans, the account beneficiary
•
Shares sold as part of a systematic withdrawal plan not to exceed 12% annually
•
Return of excess contributions from an IRA Account.
•
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations.
•
Shares acquired through a right of reinstatement.
•
Shares sold to pay Stifel fees or costs in such cases where the transaction is initiated by Stifel.
•
Shares exchanged or sold in a Stifel fee-based program
•
All other sales charge waivers and reductions described elsewhere in the fund’s prospectus or SAI still apply.
Share Class Conversions in Advisory Accounts
•
Stifel reserves the right to convert shares to the lowest cost share class available at Stifel upon transfer of shares into an advisory program.
A-14

U.S. Bancorp Investments
Waivers Applicable to Purchases through U.S. Bancorp Investments
Effective February 22, 2021, shareholders purchasing Fund shares through a U.S. Bancorp Investments (USBI) platform or account or who own shares for which USBI is the broker-dealer of record, where the shares are held in an omnibus account at the Fund, will be eligible for the following additional sales charge waiver. Shareholders should contact USBI to determine their eligibility for these waivers and discounts.
Front-end Sales Load Waiver on Class A Shares available at U.S. Bancorp Investments
•
Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge are systematically converted to the Class A shares of the same fund pursuant to USBI’s share class exchange policy.
•
All other sales charge waivers and reductions described elsewhere in the Fund’s Prospectus or SAI still apply
A-15

Hartford Fixed Income Funds
Prospectus
March 1, 2024

	Class A	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Class Y	Class F
Hartford Dynamic Bond Fund	HDBAX	HDBCX	HDBIX	—	—	HDBRX	HDBSX	HDBYX	HDBFX
The Hartford Emerging Markets Local Debt Fund	HLDAX	HLDCX	HLDIX	HLDRX	HLDSX	HLDTX	—	HLDYX	HLDFX
The Hartford Floating Rate Fund	HFLAX	HFLCX	HFLIX	HFLRX	HFLSX	HFLTX	—	HFLYX	HFLFX
The Hartford High Yield Fund	HAHAX	HAHCX	HAHIX	HAHRX	HAHSX	HAHTX	HAHVX	HAHYX	HAHFX
The Hartford Inflation Plus Fund	HIPAX	HIPCX	HIPIX	HIPRX	HIPSX	HIPTX	—	HIPYX	HIPFX
Hartford Low Duration High Income Fund (formerly, The Hartford Floating Rate High Income Fund)	HFHAX	HFHCX	HFHIX	HFHRX	HFHSX	HFHTX	—	HFHYX	HFHFX
The Hartford Municipal Opportunities Fund	HHMAX	HHMCX	HHMIX	—	—	—	—	HHMYX	HHMFX
Hartford Municipal Short Duration Fund	HMJAX	HMJCX	HMJIX	—	—	—	—	—	HMJFX
The Hartford Short Duration Fund	HSDAX	HSDCX	HSDIX	HSDRX	HSDSX	HSDTX	HSDVX	HSDYX	HSDFX
The Hartford Strategic Income Fund	HSNAX	HSNCX	HSNIX	HSNRX	HSNSX	HSNTX	HSNVX	HSNYX	HSNFX
Hartford Sustainable Municipal Bond Fund	HMKAX	HMKCX	HMKIX	—	—	—	—	—	HMKFX
The Hartford Total Return Bond Fund*	ITBAX	HABCX	ITBIX	ITBRX	ITBUX	ITBTX	ITBVX	HABYX	ITBFX
The Hartford World Bond Fund	HWDAX	HWDCX	HWDIX	HWDRX	HWDSX	HWDTX	HWDVX	HWDYX	HWDFX
*
Class C shares of the Fund are closed to new investors. No purchases of a closed share class are allowed, other than as described in this Prospectus.
As with all mutual funds, the Securities and Exchange Commission and the Commodity Futures Trading Commission have not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense. Mutual funds are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Because you could lose money by investing in the Funds, be sure to read all risk disclosures carefully before investing.

Hartford Dynamic Bond Fund Summary Section
INVESTMENT OBJECTIVE. The Fund seeks to provide long-term total return.
YOUR EXPENSES. The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below. Please contact your financial intermediary for more information regarding whether you may be required to pay a brokerage commission or other fees. You may qualify for sales charge discounts for Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in certain classes of Hartford mutual funds or in The Hartford® SMART529® College Savings Plan. More information about these and other discounts is available from your financial professional and in the “How Sales Charges Are Calculated” section beginning on page 131 of the Fund’s statutory prospectus. Descriptions of any financial intermediary specific sales charge waivers and discounts are set forth in Appendix A to the statutory prospectus.
Shareholder Fees (fees paid directly from your investment):
Share Classes	A	C	I	R5	R6	Y	F
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	4.50%	None	None	None	None	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is less)	None(1)	1.00%	None	None	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Share Classes	A	C	I	R5	R6	Y	F
Management fees(2)	0.55%	0.55%	0.55%	0.55%	0.55%	0.55%	0.55%
Distribution and service (12b-1) fees	0.25%	1.00%	None	None	None	None	None
Other expenses(3)	0.57%	0.57%	0.52%	0.44%	0.33%	0.43%	0.32%
Total annual fund operating expenses	1.37%	2.12%	1.07%	0.99%	0.88%	0.98%	0.87%
Fee waiver and/or expense reimbursement(4)	0.32%	0.27%	0.38%	0.29%	0.28%	0.28%	0.27%
Total annual fund operating expenses after fee waiver and/or expense reimbursement(4)	1.05%	1.85%	0.69%	0.70%	0.60%	0.70%	0.60%
(1)
Investments of $1 million or more will not be subject to a front-end sales charge, but may be subject to a 1.00% contingent deferred sales charge.
(2)
“Management fees” have been restated to reflect current fees.
(3)
“Other expenses” for Classes A, C, I, R5, and Y have been restated to reflect the estimated transfer agency fees for the current fiscal year.
(4)
Hartford Funds Management Company, LLC (the “Investment Manager”) has contractually agreed to reimburse expenses (exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to limit total annual fund operating expenses as follows: 1.05% (Class A), 1.85% (Class C), 0.69% (Class I), 0.70% (Class R5), 0.60% (Class R6), 0.70% (Class Y) and 0.60% (Class F). This contractual arrangement will remain in effect until February 28, 2025 unless the Board of Directors of The Hartford Mutual Funds, Inc. approves its earlier termination.
Example. The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then, except as shown below, redeem all of your shares at the end of those periods. The example also assumes that:
•
Your investment has a 5% return each year
•
The Fund’s operating expenses remain the same (except that the example reflects the fee waiver and/or expense reimbursement arrangement reflected in the table above for only the first year)
•
You reinvest all dividends and distributions.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Share Classes	Year 1	Year 3	Year 5	Year 10
A	$552	$834	$1,137	$1,996
C	$288	$638	$1,114	$2,431
I	$70	$303	$553	$1,271
R5	$72	$286	$519	$1,187
R6	$61	$253	$460	$1,059
Y	$72	$284	$514	$1,176
F	$61	$251	$456	$1,048
If you did not redeem your shares:

C	$188	$638	$1,114	$2,431
Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the fiscal year ended October 31, 2023, the Fund’s portfolio turnover rate was 792% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGY. The Fund seeks to achieve its investment objective by investing in domestic and foreign fixed income securities that the sub-adviser, Wellington Management Company LLP (“Wellington Management”), considers to be attractive from a total return perspective. Under normal circumstances, the Fund will invest at least 80% of its net assets (including any borrowings for investment purposes) in fixed-income securities. The Fund normally invests in both investment grade fixed income securities and non-investment grade fixed income securities (also known as “junk bonds”). The Fund will invest in fixed-income securities of both developed and emerging market issuers. The Fund will invest in fixed income securities of any type or credit quality. The Fund will actively allocate its investments across various types of fixed-income securities, including, but not limited to, corporate bonds, fixed-income securities issued by foreign governments (including quasi-sovereign debt), and U.S. government and U.S. government agency securities. The Fund may use derivatives, including futures contracts and credit default swaps, to manage portfolio risk, to efficiently obtain exposure to fixed-income securities or for other investment purposes. The Fund seeks to diversify its investments across sectors, although the Fund is not required to invest in all sectors at all times and may at times invest all of its net assets in one sector, including but not limited to U.S. government securities, if market conditions warrant. The Fund may invest in fixed-income instruments of any maturity or duration.
The Fund may engage in active and frequent trading of portfolio securities to achieve its objective and will tactically shift its holdings and asset allocations as appropriate based on market conditions and the sub-adviser’s view of investment opportunities. The Fund uses both a top-down and bottom-up security selection approach. The Fund does not seek to track, replicate or be correlated to any securities index or securities benchmark. The Fund seeks to provide attractive total returns across a market cycle by dynamically adjusting the Fund’s credit quality, duration, sector and security positioning, based on the sub-adviser’s current view of market conditions and opportunities. This dynamic positioning may result in relatively rapid changes in positioning over time and higher turnover and may cause the Fund’s portfolio to differ significantly from fixed income funds and/or indices that do not pursue such a strategy.
The Fund has the flexibility to invest across a wide variety of fixed-income sectors and investments. In managing its portfolio, the Fund seeks to benefit from the upsides of the fixed income credit markets while seeking to limit some of the downside over a full market cycle.
PRINCIPAL RISKS. The principal risks of investing in the Fund are described below. When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. As with any fund, there is no guarantee that the Fund will achieve its investment objective.
Market Risk –  Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Securities of a company may decline in value due to its financial prospects and activities, including certain operational impacts, such as data breaches and cybersecurity attacks. Securities may also decline in value due to general market and economic movements and trends, including adverse changes to credit markets, or as a result of other events such as geopolitical events, natural disasters, or widespread pandemics (such as COVID-19) or other adverse public health developments.
Interest Rate Risk –  The risk that your investment may go down in value when interest rates rise, because when interest rates rise, the prices of bonds and fixed rate loans fall. A wide variety of factors can cause interest rates to rise, including central bank monetary policies and inflation rates. Generally, the longer the maturity of a bond or fixed rate loan, the more sensitive it is to this risk. Falling interest rates also create the potential for a decline in the Fund’s income. These risks are greater during periods of rising inflation. Volatility in interest rates and in fixed income markets may increase the risk that the Fund’s investment in fixed income securities will go down in value. Risks associated with rising interest rates are currently heightened because the Federal Reserve has raised, and may continue to raise, interest rates and inflation is elevated. Actions taken by the Federal Reserve Board or foreign central banks to stimulate or stabilize economic growth, such as decreases or increases in short-term interest rates, may adversely affect markets, which could, in turn, negatively impact Fund performance.
Inflation Risk –  The risk that the real value (i.e., nominal price of the asset adjusted for inflation) of assets or income from investments will be less in the future as inflation decreases the purchasing power and value of money (i.e., as inflation increases, the real value of the Fund’s assets can decline). This risk is greater for fixed-income instruments with longer maturities.
Credit Risk –  Credit risk is the risk that the issuer of a security or other instrument will not be able to make principal and interest payments when due. Changes in an issuer’s financial strength, credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation. Periods of market volatility may increase credit risk.
Active Trading Risk –  Active trading could increase the Fund’s transaction costs and may increase your tax liability as compared to a fund with less active trading policies. These effects may adversely affect Fund performance.
High Yield Investments Risk –  High yield investments rated below investment grade (also referred to as “junk bonds”) are considered to be speculative and are subject to heightened credit risk, which may make the Fund more sensitive to adverse developments in the U.S. and abroad. Lower rated debt securities generally involve greater risk of default or price changes due to changes in the issuer’s creditworthiness than higher rated debt securities. The market prices of these securities may fluctuate more than those of higher rated securities and may decline significantly in periods of general economic difficulty. There may be little trading in the secondary market for particular debt securities, which may make them more difficult to value or sell.
Foreign Investments Risk –  Investments in foreign securities may be riskier, more volatile, and less liquid than investments in U.S. securities. Differences between the U.S. and foreign regulatory regimes and securities markets, including the less stringent investor protection, less stringent accounting, corporate governance, financial reporting and disclosure standards of some foreign markets, as well as political and economic developments in foreign countries and regions and the U.S. (including the imposition of sanctions, tariffs, or other governmental restrictions), may affect the value of the Fund’s investments in foreign securities. Changes in currency exchange rates may also adversely affect the Fund’s foreign investments.
Emerging Markets Risk –  The risks related to investing in foreign securities are generally greater with respect to investments in companies that conduct their principal business activities in emerging markets or whose securities are traded principally on exchanges in emerging markets. The risks of investing in emerging markets include risks of illiquidity, increased price volatility, smaller market capitalizations, less government regulation and oversight, less extensive and less frequent accounting, financial, auditing and other reporting requirements, significant delays in settlement of trades, risk of loss resulting from problems in share registration and custody and substantial economic and political disruptions. In addition, the imposition of exchange controls (including repatriation restrictions), sanctions, confiscations, trade restrictions (including tariffs) and other government restrictions by the United States and other governments may also result in losses. Frontier markets are those emerging markets that are considered to be among the smallest, least mature and least liquid, and as a result, the risks of investing in emerging markets are magnified in frontier markets.

Derivatives Risk –  Derivatives are instruments whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Successful use of derivative instruments by the Fund depends on the sub-adviser’s judgment with respect to a number of factors and the Fund’s performance could be worse and/or more volatile than if it had not used these instruments. In addition, the fluctuations in the value of derivatives may not correlate perfectly with the value of any portfolio assets being hedged, the performance of the asset class to which the sub-adviser seeks exposure, or the overall securities markets.
Swaps Risk –  A swap is a contract that generally obligates the parties to exchange payments based on a specified reference security, basket of securities, security index or index component. Swaps can involve greater risks than direct investment in securities because swaps may be leveraged and are subject to counterparty risk (e.g., the risk of a counterparty defaulting on the obligation or bankruptcy), credit risk and pricing risk (i.e., swaps may be difficult to value). Certain swaps may also be considered illiquid. It may not be possible for the Fund to liquidate a swap position at an advantageous time or price, which may result in significant losses.
Futures and Options Risk –  Futures and options may be more volatile than direct investments in the securities underlying the futures and options, may not correlate perfectly to the underlying securities, may involve additional costs, and may be illiquid. Futures and options also may involve the use of leverage as the Fund may make a small initial investment relative to the risk assumed, which could result in losses greater than if futures or options had not been used. Futures and options are also subject to the risk that the other party to the transaction may default on its obligation.
Leverage Risk –  Certain transactions, such as the use of derivatives, may give rise to leverage. Leverage can increase market exposure, increase volatility in the Fund, magnify investment risks, and cause losses to be realized more quickly. The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations when it may not be advantageous to do so.
Restricted Securities Risk –  Restricted securities are subject to the risk that they may be difficult to sell at the time and price the Fund prefers.
U.S. Government Securities Risk –  Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Securities backed by the U.S. Treasury or the full faith and credit of the United States are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so. In addition, the value of U.S. Government securities may be affected by changes in the credit rating of the U.S. Government. U.S. Government securities are also subject to the risk that the U.S. Treasury will be unable to meet its payment obligations.
Sovereign Debt Risk –  Non-U.S. sovereign and quasi-sovereign debt are subject to the risk that the issuer or government authority that controls the repayment of the debt may be unable or unwilling to repay the principal or interest when due. This may result from political or social factors, the general economic environment of a country or economic region, levels of foreign debt or foreign currency exchange rates.
Event Risk –  Event risk is the risk that corporate issuers may undergo restructurings, such as mergers, leveraged buyouts, takeovers, or similar events financed by increased debt. As a result of the added debt, the credit quality and market value of a company’s bonds and/or other debt securities may decline significantly.
Active Investment Management Risk –  The risk that, if the sub-adviser’s investment strategy does not perform as expected, the Fund could underperform its peers or lose money. Although the sub-adviser considers several factors when making investment decisions, the sub-adviser may not evaluate every factor prior to investing in a company or issuer, and the sub-adviser may determine that certain factors are more significant than others.
Call Risk –  Call risk is the risk that an issuer, especially during a period of falling interest rates, may redeem a security by repaying it early, which may reduce the Fund’s income if the proceeds are reinvested at lower interest rates.

New Fund Risk –  The Fund is a new fund which may result in additional risk. There can be no assurance that the Fund will grow to an economically viable size, in which case the Fund may cease operations. In such an event, investors may be required to liquidate or transfer their investments at an inopportune time.
Large Shareholder Transaction Risk –  The Fund may experience adverse effects when certain large shareholders redeem or purchase large amounts of shares of the Fund. Such redemptions may cause the Fund to sell securities at times when it would not otherwise do so or borrow money (at a cost to the Fund), which may negatively impact the Fund’s performance and liquidity. Similarly, large purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs.
The Fund is subject to certain other risks. For more information regarding risks and investments, please see “Additional Information Regarding Investment Strategies and Risks” and “More Information About Risks” in the Fund’s statutory prospectus.
PAST PERFORMANCE. The performance information indicates the risks of investing in the Fund. Keep in mind that past performance does not indicate future results. Updated performance information is available at hartfordfunds.com. The returns in the bar chart and table:
•
Assume reinvestment of all dividends and distributions
•
Reflect fee waivers and/or expense limitation arrangements, if any. Absent any applicable fee waivers and/or expense limitation arrangements, performance would have been lower.
The bar chart:
•
Shows the Fund’s total return for the first full calendar year of operation
•
Returns do not include sales charges. If sales charges were reflected, returns would have been lower
•
Shows the returns of Class A shares. Returns for the Fund’s other classes differ only to the extent that the classes do not have the same expenses.
Total returns by calendar year (excludes sales charges)

During the period shown in the chart above:	Returns	Quarter Ended
Best Quarter Return	7.52%	December 31, 2023
Worst Quarter Return	-0.90%	September 30, 2023
Average Annual Total Returns. The table below shows returns for the Fund over time compared to those of a broad-based market index. After-tax returns, which are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes, are shown only for Class A shares and will vary for other classes. Actual after-tax returns, which depend on an investor’s particular tax situation, may differ from those shown and are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Average annual total returns for periods ending December 31, 2023 (including sales charges)
		Since Inception
Share Classes	1 Year	(6/7/2022)
Class A – Return Before Taxes	5.30%	3.25%
– Return After Taxes on Distributions	3.19%	1.25%
– Return After Taxes on Distributions and Sale of Fund Shares	3.07%	1.60%
Share Classes (Return Before Taxes)
Class C	8.59%	5.60%
Class I	10.33%	6.50%
Class R5	10.56%	6.60%
Class R6	10.56%	6.68%
Class Y	10.44%	6.58%
Class F	10.56%	6.68%
Bloomberg US Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	5.53%	0.97%
MANAGEMENT. The Fund’s investment manager is Hartford Funds Management Company, LLC. The Fund’s sub-adviser is Wellington Management.
Portfolio Manager	Title	Involved with Fund Since
Connor Fitzgerald, CFA	Senior Managing Director and Fixed Income Portfolio Manager	2022
Schuyler S. Reece, CFA	Managing Director and Fixed Income Portfolio Manager	2022
PURCHASE AND SALE OF FUND SHARES. Not all share classes are available for all investors. Minimum investment amounts may be waived for certain accounts. Certain financial intermediaries may impose different restrictions than those described below.
Share Classes	Minimum Initial Investment	Minimum Subsequent Investment
Class A, Class C and Class I	$2,000 for all accounts except: $250, if establishing an Automatic Investment Plan (“AIP”), with recurring monthly investments of at least $50	$50
Class R5 and Class R6	No minimum initial investment	None
Class Y	$250,000 This requirement is waived when the shares are purchased through omnibus accounts (or similar types of accounts).	None
Class F	$1,000,000 This requirement is waived when the shares are purchased through omnibus accounts (or similar types of accounts).	None
For more information, please see the “How To Buy And Sell Shares” section of the Fund’s statutory prospectus.
You may sell your shares of the Fund on those days when the New York Stock Exchange is open, typically Monday through Friday. You may sell your shares through your financial intermediary. With respect to certain accounts, you may sell your shares on the web at hartfordfunds.com, by phone by calling 1-888-843-7824, by electronic funds transfer, or by wire. In certain circumstances you will need to write to Hartford Funds to request to sell your shares. For regular mail, please send the request to Hartford Funds, P.O. Box 219060, Kansas City, MO 64121-9060. For overnight mail, please send the request to Hartford Funds, 430 W 7th Street, Suite 219060, Kansas City, MO 64105-1407.
TAX INFORMATION. The Fund’s distributions are generally taxable, and may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES. If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial professional), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial professional to recommend the Fund over another investment. Ask your financial professional or visit your financial intermediary’s website for more information.

The Hartford Emerging Markets Local Debt Fund Summary Section
INVESTMENT OBJECTIVE. The Fund seeks capital appreciation and income.
YOUR EXPENSES. The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below. Please contact your financial intermediary for more information regarding whether you may be required to pay a brokerage commission or other fees. You may qualify for sales charge discounts for Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in certain classes of Hartford mutual funds or in The Hartford® SMART529® College Savings Plan. More information about these and other discounts is available from your financial professional and in the “How Sales Charges Are Calculated” section beginning on page 131 of the Fund’s statutory prospectus. Descriptions of any financial intermediary specific sales charge waivers and discounts are set forth in Appendix A to the statutory prospectus.
Shareholder Fees (fees paid directly from your investment):
Share Classes	A	C	I	R3	R4	R5	Y	F
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	4.50%	None	None	None	None	None	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is less)	None(1)	1.00%	None	None	None	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Share Classes	A	C	I	R3	R4	R5	Y	F
Management fees	0.75%	0.75%	0.75%	0.75%	0.75%	0.75%	0.75%	0.75%
Distribution and service (12b-1) fees	0.25%	1.00%	None	0.50%	0.25%	None	None	None
Other expenses	0.77%	0.81%	0.65%	0.78%	0.73%	0.68%	0.64%	0.56%
Total annual fund operating expenses	1.77%	2.56%	1.40%	2.03%	1.73%	1.43%	1.39%	1.31%
Fee waiver and/or expense reimbursement(2)	0.59%	0.63%	0.47%	0.55%	0.55%	0.55%	0.51%	0.48%
Total annual fund operating expenses after fee waiver and/or expense reimbursement(2)	1.18%	1.93%	0.93%	1.48%	1.18%	0.88%	0.88%	0.83%
(1)
Investments of $1 million or more will not be subject to a front-end sales charge, but may be subject to a 1.00% contingent deferred sales charge.
(2)
Hartford Funds Management Company, LLC (the “Investment Manager”) has contractually agreed to reimburse expenses (exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to limit total annual fund operating expenses as follows: 1.18% (Class A), 1.93% (Class C), 0.93% (Class I), 1.48% (Class R3), 1.18% (Class R4), 0.88% (Class R5), 0.88% (Class Y), and 0.83% (Class F). This contractual arrangement will remain in effect until February 28, 2025 unless the Board of Directors of The Hartford Mutual Funds, Inc. approves its earlier termination.
Example. The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then, except as shown below, redeem all of your shares at the end of those periods. The example also assumes that:
•
Your investment has a 5% return each year
•
The Fund’s operating expenses remain the same (except that the example reflects the fee waiver and/or expense reimbursement arrangement reflected in the table above for only the first year)
•
You reinvest all dividends and distributions.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Share Classes	Year 1	Year 3	Year 5	Year 10
A	$565	$927	$1,313	$2,394
C	$296	$737	$1,304	$2,848
I	$95	$397	$721	$1,639
R3	$151	$583	$1,042	$2,315
R4	$120	$491	$887	$1,995
R5	$90	$398	$729	$1,666
Y	$90	$390	$712	$1,624
F	$85	$368	$672	$1,537
If you did not redeem your shares:
C	$196	$737	$1,304	$2,848
Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the fiscal year ended October 31, 2023, the Fund’s portfolio turnover rate was 102% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGY. The Fund will normally invest at least 80% of its assets in local currency-denominated emerging markets debt securities, as well as forwards and other derivative instruments that provide market exposure to such securities. Local currencies are the currencies of the markets where the Fund’s investments are located. The Fund will invest primarily in these non-U.S. dollar currencies. Emerging markets are (a) those markets represented in any of the following three indices: JP Morgan GBI Emerging Markets Global Diversified Index, JP Morgan EMBI Global Diversified Index, or JP Morgan CEMBI Broad Diversified Index; or (b) any market not included in the International Monetary Fund’s list of Advanced Economies as of the most recent year end period. The Fund will invest in both investment grade and non-investment grade debt securities (also referred to as “junk bonds”) from emerging markets. The Fund may invest in debt issued by sovereign, quasi-sovereign agency, supranational, and sub-national government issuers; corporate debt securities and loan participation securities; credit- and index-linked derivatives; global depositary notes (“GDNs”); inflation protected securities; as well as other debt securities, both fixed- and floating-rate. The Fund may buy and sell exchange-traded and over-the-counter derivative instruments, including bond futures; currency, interest rate, total rate of return, and credit default swaps; forward rate agreements; currency, bond, and swap options; deliverable and non-deliverable currency forward contracts; and other derivative instruments to enhance portfolio management efficiency, and may hold outright short positions in these instruments for hedging purposes and otherwise in pursuit of the Fund’s investment objective. The Fund may invest in certain restricted securities, such as securities that are only eligible for resale pursuant to Rule 144A, and securities of U.S. and non-U.S. issuers that are issued pursuant to Regulation S. The Fund may trade securities actively and may invest in debt securities of any maturity or duration. The Fund is non-diversified, which means that it may invest its assets in a smaller number of issuers than a diversified fund.
The Fund’s sub-adviser, Wellington Management Company LLP (“Wellington Management”), combines comprehensive top-down quantitative and macroeconomic analysis with detailed bottom-up fundamental credit, interest rate, and currency research to seek to identify the most attractive investment opportunities in the emerging local debt and currency markets.
PRINCIPAL RISKS. The principal risks of investing in the Fund are described below. When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. As with any fund, there is no guarantee that the Fund will achieve its investment objective.
Market Risk –  Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Securities of a company may decline in value due to its financial prospects and activities, including certain operational impacts, such as data breaches and cybersecurity attacks. Securities may also decline in value due to general market and economic movements and trends, including adverse changes to credit markets, or as a result of other events such as geopolitical events, natural disasters, or widespread pandemics (such as COVID-19) or other adverse public health developments.

Foreign Investments Risk –  Investments in foreign securities may be riskier, more volatile, and less liquid than investments in U.S. securities. Differences between the U.S. and foreign regulatory regimes and securities markets, including the less stringent investor protection, less stringent accounting, corporate governance, financial reporting and disclosure standards of some foreign markets, as well as political and economic developments in foreign countries and regions and the U.S. (including the imposition of sanctions, tariffs, or other governmental restrictions), may affect the value of the Fund’s investments in foreign securities. Changes in currency exchange rates may also adversely affect the Fund’s foreign investments.
Emerging Markets Risk –  The risks related to investing in foreign securities are generally greater with respect to investments in companies that conduct their principal business activities in emerging markets or whose securities are traded principally on exchanges in emerging markets. The risks of investing in emerging markets include risks of illiquidity, increased price volatility, smaller market capitalizations, less government regulation and oversight, less extensive and less frequent accounting, financial, auditing and other reporting requirements, significant delays in settlement of trades, risk of loss resulting from problems in share registration and custody and substantial economic and political disruptions. In addition, the imposition of exchange controls (including repatriation restrictions), sanctions, confiscations, trade restrictions (including tariffs) and other government restrictions by the United States and other governments may also result in losses. Frontier markets are those emerging markets that are considered to be among the smallest, least mature and least liquid, and as a result, the risks of investing in emerging markets are magnified in frontier markets.
Currency Risk –  The risk that the value of the Fund’s investments in foreign securities or currencies will be affected by the value of the applicable currency relative to the U.S. dollar. When the Fund sells a foreign currency or foreign currency denominated security, its value may be worth less in U.S. dollars even if the investment increases in value in its local market. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk, as the revenue earned by issuers of these securities may also be affected by changes in the issuer’s local currency.
Interest Rate Risk –  The risk that your investment may go down in value when interest rates rise, because when interest rates rise, the prices of bonds and fixed rate loans fall. A wide variety of factors can cause interest rates to rise, including central bank monetary policies and inflation rates. Generally, the longer the maturity of a bond or fixed rate loan, the more sensitive it is to this risk. Falling interest rates also create the potential for a decline in the Fund’s income. These risks are greater during periods of rising inflation. Volatility in interest rates and in fixed income markets may increase the risk that the Fund’s investment in fixed income securities will go down in value. Risks associated with rising interest rates are currently heightened because the Federal Reserve has raised, and may continue to raise, interest rates and inflation is elevated. Actions taken by the Federal Reserve Board or foreign central banks to stimulate or stabilize economic growth, such as decreases or increases in short-term interest rates, may adversely affect markets, which could, in turn, negatively impact Fund performance.
Sovereign Debt Risk –  Non-U.S. sovereign and quasi-sovereign debt are subject to the risk that the issuer or government authority that controls the repayment of the debt may be unable or unwilling to repay the principal or interest when due. This may result from political or social factors, the general economic environment of a country or economic region, levels of foreign debt or foreign currency exchange rates.
Credit Risk –  Credit risk is the risk that the issuer of a security or other instrument will not be able to make principal and interest payments when due. Changes in an issuer’s financial strength, credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation. Periods of market volatility may increase credit risk.
High Yield Investments Risk –  High yield investments rated below investment grade (also referred to as “junk bonds”) are considered to be speculative and are subject to heightened credit risk, which may make the Fund more sensitive to adverse developments in the U.S. and abroad. Lower rated debt securities generally involve greater risk of default or price changes due to changes in the issuer’s creditworthiness than higher rated debt securities. The market prices of these securities may fluctuate more than those of higher rated securities and may decline significantly in periods of general economic difficulty. There may be little trading in the secondary market for particular debt securities, which may make them more difficult to value or sell.
Derivatives Risk –  Derivatives are instruments whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Successful use of derivative instruments by the Fund depends on the sub-adviser’s judgment with respect to a number of factors and the Fund’s performance could be worse and/or more volatile than if it had not used these instruments. In addition, the fluctuations in the value of derivatives may not correlate perfectly with the value of any portfolio assets being hedged, the performance of the asset class to which the sub-adviser seeks exposure, or the overall securities markets.
Leverage Risk –  Certain transactions, such as the use of derivatives, may give rise to leverage. Leverage can increase market exposure, increase volatility in the Fund, magnify investment risks, and cause losses to be realized more quickly. The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations when it may not be advantageous to do so.
Swaps Risk –  A swap is a contract that generally obligates the parties to exchange payments based on a specified reference security, basket of securities, security index or index component. Swaps can involve greater risks than direct investment in securities because swaps may be leveraged and are subject to counterparty risk (e.g., the risk of a counterparty defaulting on the obligation or bankruptcy), credit risk and pricing risk (i.e., swaps may be difficult to value). Certain swaps may also be considered illiquid. It may not be possible for the Fund to liquidate a swap position at an advantageous time or price, which may result in significant losses.
Futures and Options Risk –  Futures and options may be more volatile than direct investments in the securities underlying the futures and options, may not correlate perfectly to the underlying securities, may involve additional costs, and may be illiquid. Futures and options also may involve the use of leverage as the Fund may make a small initial investment relative to the risk assumed, which could result in losses greater than if futures or options had not been used. Futures and options are also subject to the risk that the other party to the transaction may default on its obligation.
Forward Currency Contracts Risk –  A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in foreign currency exchange rates. While forward foreign currency exchange contracts do not eliminate fluctuations in the value of foreign securities, they do allow the Fund to establish a fixed rate of exchange for a future point in time. Use of such contracts, therefore, can have the effect of reducing returns and minimizing opportunities for gain. The Fund could also lose money when the contract is settled. The Fund’s gains from its positions in forward foreign currency contracts may accelerate and/or recharacterize the Fund’s income or gains and its distributions to shareholders as ordinary income. The Fund’s losses from such positions may also recharacterize the Fund’s income and its distributions to shareholders and may cause a return of capital to Fund shareholders. Such acceleration or recharacterization could affect an investor’s tax liability.
Volatility Risk –  The Fund’s investments may fluctuate in value over a short period of time. This may cause the Fund’s net asset value per share to experience significant changes in value over short periods of time.
Liquidity Risk –  The risk that the market for a particular investment or type of investment is or becomes relatively illiquid, making it difficult for the Fund to sell that investment at an advantageous time or price. Illiquidity may be due to events relating to the issuer of the securities, market events, rising interest rates, economic conditions or investor perceptions. Illiquid securities may be difficult to value and their value may be lower than the market price of comparable liquid securities, which would negatively affect the Fund’s performance.
Call Risk –  Call risk is the risk that an issuer, especially during a period of falling interest rates, may redeem a security by repaying it early, which may reduce the Fund’s income if the proceeds are reinvested at lower interest rates.
Non-Diversification Risk –  The Fund is non-diversified, which means it is permitted to invest a greater portion of its assets in a smaller number of issuers than a “diversified” fund. For this reason the Fund may be more exposed to the risks associated with and developments affecting an individual issuer than a fund that invests more widely. The Fund may also be subject to greater market fluctuation and price volatility than a more broadly diversified fund.
Active Investment Management Risk –  The risk that, if the sub-adviser’s investment strategy does not perform as expected, the Fund could underperform its peers or lose money. Although the sub-adviser considers several factors when making investment decisions, the sub-adviser may not evaluate every factor prior to investing in a company or issuer, and the sub-adviser may determine that certain factors are more significant than others.

Inflation-Protected Securities Risk –  The value of inflation-protected securities generally fluctuates in response to changes in real interest rates (stated interest rates adjusted to factor in inflation). In general, the price of an inflation-protected debt security can decrease when real interest rates increase, and can increase when real interest rates decrease. Interest payments on inflation-protected debt securities will fluctuate as the principal and/or interest is adjusted for inflation and can be unpredictable. The market for inflation-protected securities may be less developed or liquid, and more volatile, than certain other securities markets.
Counterparty Risk –  The risk that the counterparty in a transaction by the Fund may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise to honor its obligations.
Restricted Securities Risk –  Restricted securities are subject to the risk that they may be difficult to sell at the time and price the Fund prefers.
Inflation Risk –  The risk that the real value (i.e., nominal price of the asset adjusted for inflation) of assets or income from investments will be less in the future as inflation decreases the purchasing power and value of money (i.e., as inflation increases, the real value of the Fund’s assets can decline). This risk is greater for fixed-income instruments with longer maturities.
Event Risk –  Event risk is the risk that corporate issuers may undergo restructurings, such as mergers, leveraged buyouts, takeovers, or similar events financed by increased debt. As a result of the added debt, the credit quality and market value of a company’s bonds and/or other debt securities may decline significantly.
Active Trading Risk –  Active trading could increase the Fund’s transaction costs and may increase your tax liability as compared to a fund with less active trading policies. These effects may adversely affect Fund performance.
Large Shareholder Transaction Risk –  The Fund may experience adverse effects when certain large shareholders redeem or purchase large amounts of shares of the Fund. Such redemptions may cause the Fund to sell securities at times when it would not otherwise do so or borrow money (at a cost to the Fund), which may negatively impact the Fund’s performance and liquidity. Similarly, large purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs.
The Fund is subject to certain other risks. For more information regarding risks and investments, please see “Additional Information Regarding Investment Strategies and Risks” and “More Information About Risks” in the Fund’s statutory prospectus.
PAST PERFORMANCE. The performance information indicates the risks of investing in the Fund. Keep in mind that past performance does not indicate future results. Updated performance information is available at hartfordfunds.com. The returns in the bar chart and table:
•
Assume reinvestment of all dividends and distributions
•
Reflect fee waivers and/or expense limitation arrangements, if any. Absent any applicable fee waivers and/or expense limitation arrangements, performance would have been lower.
The bar chart:
•
Shows how the Fund’s total return has varied from year to year
•
Returns do not include sales charges. If sales charges were reflected, returns would have been lower
•
Shows the returns of Class A shares. Returns for the Fund’s other classes differ only to the extent that the classes do not have the same expenses.

Total returns by calendar year (excludes sales charges)

During the periods shown in the chart above:	Returns	Quarter Ended
Best Quarter Return	12.92%	June 30, 2020
Worst Quarter Return	-18.66%	March 31, 2020
Average Annual Total Returns. The table below shows returns for the Fund over time compared to those of two indices. The JP Morgan GBI Emerging Markets Global Diversified Index serves as the Fund’s performance index because the Fund’s investment manager believes it is more representative of the Fund’s investment strategy. The Bloomberg Global Aggregate Bond Index serves as the Fund’s regulatory index and provides a broad measure of market performance. After-tax returns, which are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes, are shown only for Class A shares and will vary for other classes. Actual after-tax returns, which depend on an investor’s particular tax situation, may differ from those shown and are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
Average annual total returns for periods ending December 31, 2023 (including sales charges)
Share Classes	1 Year	5 Years	10 Years
Class A – Return Before Taxes	7.95%	0.95%	-0.12%
– Return After Taxes on Distributions	6.24%	-0.03%	-1.97%
– Return After Taxes on Distributions and Sale of Fund Shares	4.65%	0.31%	-0.88%
Share Classes (Return Before Taxes)
Class C	11.32%	1.11%	-0.41%
Class I	13.44%	2.13%	0.60%
Class R3	12.88%	1.83%	0.16%
Class R4	13.10%	1.89%	0.34%
Class R5	13.67%	2.23%	0.61%
Class Y	13.60%	2.21%	0.68%
Class F*	13.54%	2.23%	0.68%
JP Morgan GBI Emerging Markets Global Diversified Index (reflects no deduction for fees, expenses or taxes)	12.70%	1.14%	0.09%
Bloomberg Global Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	5.72%	-0.32%	0.38%
*
Class F shares commenced operations on February 28, 2017 and performance prior to that date is that of the Fund’s Class I shares. Performance prior to an inception date of a class has not been adjusted to reflect the operating expenses of such class.
MANAGEMENT. The Fund’s investment manager is Hartford Funds Management Company, LLC. The Fund’s sub-adviser is Wellington Management.
Portfolio Manager	Title	Involved with Fund Since
Michael T. Henry	Managing Director and Fixed Income Portfolio Manager	2014
Kevin F. Murphy	Senior Managing Director and Fixed Income Portfolio Manager	2016

PURCHASE AND SALE OF FUND SHARES. Not all share classes are available for all investors. Minimum investment amounts may be waived for certain accounts. Certain financial intermediaries may impose different restrictions than those described below.
Share Classes	Minimum Initial Investment	Minimum Subsequent Investment
Class A, Class C and Class I	$5,000 for all accounts except: $250, if establishing an Automatic Investment Plan (“AIP”), with recurring monthly investments of at least $50	$50
Class R3, Class R4 and Class R5	No minimum initial investment	None
Class Y	$250,000 This requirement is waived when the shares are purchased through omnibus accounts (or similar types of accounts).	None
Class F	$1,000,000 This requirement is waived when the shares are purchased through omnibus accounts (or similar types of accounts).	None
For more information, please see the “How To Buy And Sell Shares” section of the Fund’s statutory prospectus.
You may sell your shares of the Fund on those days when the New York Stock Exchange is open, typically Monday through Friday. You may sell your shares through your financial intermediary. With respect to certain accounts, you may sell your shares on the web at hartfordfunds.com, by phone by calling 1-888-843-7824, by electronic funds transfer, or by wire. In certain circumstances you will need to write to Hartford Funds to request to sell your shares. For regular mail, please send the request to Hartford Funds, P.O. Box 219060, Kansas City, MO 64121-9060. For overnight mail, please send the request to Hartford Funds, 430 W 7th Street, Suite 219060, Kansas City, MO 64105-1407.
TAX INFORMATION. The Fund’s distributions are generally taxable, and may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES. If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial professional), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial professional to recommend the Fund over another investment. Ask your financial professional or visit your financial intermediary’s website for more information.

The Hartford Floating Rate Fund Summary Section
INVESTMENT OBJECTIVE. The Fund seeks to provide high current income, and long-term total return.
YOUR EXPENSES. The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below. Please contact your financial intermediary for more information regarding whether you may be required to pay a brokerage commission or other fees. You may qualify for sales charge discounts for Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in certain classes of Hartford mutual funds or in The Hartford® SMART529® College Savings Plan. More information about these and other discounts is available from your financial professional and in the “How Sales Charges Are Calculated” section beginning on page 131 of the Fund’s statutory prospectus. Descriptions of any financial intermediary specific sales charge waivers and discounts are set forth in Appendix A to the statutory prospectus.
Shareholder Fees (fees paid directly from your investment):
Share Classes	A	C	I	R3	R4	R5	Y	F
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	3.00%	None	None	None	None	None	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is less)	None(1)	1.00%	None	None	None	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Share Classes	A	C	I	R3	R4	R5	Y	F
Management fees	0.62%	0.62%	0.62%	0.62%	0.62%	0.62%	0.62%	0.62%
Distribution and service (12b-1) fees	0.25%	1.00%	None	0.50%	0.25%	None	None	None
Other expenses	0.15%	0.15%	0.12%	0.23%	0.21%	0.16%	0.14%	0.05%
Acquired fund fees and expenses	0.04%	0.04%	0.04%	0.04%	0.04%	0.04%	0.04%	0.04%
Total annual fund operating expenses(2)	1.06%	1.81%	0.78%	1.39%	1.12%	0.82%	0.80%	0.71%
Fee waiver and/or expense reimbursement(3)	0.02%	0.02%	0.00%	0.10%	0.08%	0.00%	0.01%	0.00%
Total annual fund operating expenses after fee waiver and/or expense reimbursement(3)	1.04%	1.79%	0.78%	1.29%	1.04%	0.82%	0.79%	0.71%
(1)
Investments of $1 million or more will not be subject to a front-end sales charge, but may be subject to a 1.00% contingent deferred sales charge.
(2)
“Total annual fund operating expenses” do not correlate to the ratio of expenses to average net assets that is disclosed in the Fund’s annual report in the financial highlights table, which reflects the operating expenses of the Fund and does not include acquired fund fees and expenses.
(3)
Hartford Funds Management Company, LLC (the “Investment Manager”) has contractually agreed to reimburse expenses (exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to limit total annual fund operating expenses as follows: 1.00% (Class A), 1.75% (Class C), 0.75% (Class I), 1.25% (Class R3), 1.00% (Class R4), 0.85% (Class R5), and 0.75% (Class Y). This contractual arrangement will remain in effect through at least February 28, 2025.
Example. The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then, except as shown below, redeem all of your shares at the end of those periods. The example also assumes that:
•
Your investment has a 5% return each year
•
The Fund’s operating expenses remain the same (except that the example reflects the fee waiver and/or expense reimbursement arrangement reflected in the table above for only the first year)
•
You reinvest all dividends and distributions.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Share Classes	Year 1	Year 3	Year 5	Year 10
A	$403	$625	$865	$1,554
C	$282	$568	$978	$2,125
I	$80	$249	$433	$966
R3	$131	$430	$751	$1,660
R4	$106	$348	$609	$1,356
R5	$84	$262	$455	$1,014
Y	$81	$254	$443	$989
F	$73	$227	$395	$883
If you did not redeem your shares:
C	$182	$568	$978	$2,125
Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the fiscal year ended October 31, 2023, the Fund’s portfolio turnover rate was 46% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, at least 80% of the Fund’s assets are invested in below-investment-grade variable or floating rate loans (“Floating Rate Loans”) and floating rate securities selected by the sub-adviser, Wellington Management Company LLP (“Wellington Management”). Floating rate securities are defined to include the following securities of any credit quality: floating rate debt securities, money market securities of all types, repurchase agreements, money market funds and short-term bond funds. Wellington Management may use derivatives, such as swaps, for liquidity, risk management or other investment purposes.
The Fund may invest in securities of any maturity or duration. The Fund may purchase senior Floating Rate Loans, second lien loans, fixed rate loans and unsecured loans and debt securities. Senior Floating Rate Loans hold the most senior position in the capital structure of a business entity (“Borrower”), are typically secured by specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by subordinated debtholders and stockholders of the Borrower. Additionally, the Fund may invest up to 25% of its net assets in loans of foreign Borrowers and securities of foreign issuers, and up to 10% of its net assets in foreign loans or securities that are denominated in a foreign currency.
As part of the portfolio construction process, Wellington Management uses “bottom-up” fundamental analysis to analyze each Borrower and issuer and its ability to pay principal and interest in light of its current financial condition, its industry position, and economic and market conditions. Wellington Management’s process focuses on those Borrowers and issuers that generate positive cash flow momentum, exhibit stable or improving debt coverage and have an experienced management team. Wellington Management also evaluates each loan’s and each security’s structural features, covenants, underlying collateral and price compared to its long-term value. As part of this process, Wellington Management focuses on risk management; analysis of the business cycle; and sector and quality positioning. Wellington Management also may consider financially material environmental, social, and/or governance (“ESG”) characteristics (where available for an issuer) to assess the risk and return potential of an issuer.
The proceeds of Floating Rate Loans primarily are used to finance leveraged buyouts, recapitalizations, mergers, acquisitions, stock repurchases, dividends, and, to a lesser extent, to finance internal growth and for other corporate purposes.
PRINCIPAL RISKS. The principal risks of investing in the Fund are described below. When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. As with any fund, there is no guarantee that the Fund will achieve its investment objective.
Market Risk –  Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Securities of a company may decline in value due to its financial prospects and activities, including certain operational impacts, such as data breaches and cybersecurity attacks. Securities may also decline in value due to general market and economic movements and trends, including adverse changes to credit markets, or as a result of other events such as geopolitical events, natural disasters, or widespread pandemics (such as COVID-19) or other adverse public health developments.
Loans and Loan Participations Risk –  Loans and loan participations, including floating rate loans, are subject to credit risk, including the risk of nonpayment of principal or interest. Also, substantial increases in interest rates may cause an increase in loan defaults. Although the loans the Fund holds may be fully collateralized at the time of acquisition, the collateral may decline in value, be relatively illiquid, or lose all or substantially all of its value subsequent to investment. The risks associated with unsecured loans, which are not backed by a security interest in any specific collateral, are higher than those for comparable loans that are secured by specific collateral. In addition, in the event an issuer becomes insolvent, a loan could be subject to settlement risks or administrative disruptions that could adversely affect the Fund’s investment. It may also be difficult to obtain reliable information about a loan or loan participation.
Many loans are subject to restrictions on resale (thus affecting their liquidity) and may be difficult to value. As a result, the Fund may be unable to sell its loan interests at an advantageous time or price. Loans and loan participations typically have extended settlement periods (generally greater than 7 days). As a result of these extended settlement periods, the Fund may incur losses if it is required to sell other investments or temporarily borrow to meet its cash needs. Loans may also be subject to extension risk (the risk that borrowers will repay a loan more slowly in periods of rising interest rates) and prepayment risk (the risk that borrowers will repay a loan more quickly in periods of falling interest rates).
The Fund may acquire a participation interest in a loan that is held by another party. When the Fund’s loan interest is a participation, the Fund may have less control over the exercise of remedies than the party selling the participation interest, and it normally would not have any direct rights against the borrower.
Loan interests may not be considered “securities,” and purchasers, such as the Fund, may not, therefore, be entitled to rely on the anti-fraud protections of the federal securities laws. The Fund may be in possession of material non-public information about a borrower or issuer as a result of its ownership of a loan or security of such borrower or issuer. Because of prohibitions on trading in securities of issuers while in possession of such information, the Fund may be unable to enter into a transaction in a loan or security of such a borrower or issuer when it would otherwise be advantageous to do so.
Liquidity Risk –  The risk that the market for a particular investment or type of investment is or becomes relatively illiquid, making it difficult for the Fund to sell that investment at an advantageous time or price. Illiquidity may be due to events relating to the issuer of the securities, market events, rising interest rates, economic conditions or investor perceptions. Illiquid securities may be difficult to value and their value may be lower than the market price of comparable liquid securities, which would negatively affect the Fund’s performance.
Credit Risk –  Credit risk is the risk that the issuer of a security or other instrument will not be able to make principal and interest payments when due. Changes in an issuer’s financial strength, credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation. Periods of market volatility may increase credit risk.
Call Risk –  Call risk is the risk that an issuer, especially during a period of falling interest rates, may redeem a security by repaying it early, which may reduce the Fund’s income if the proceeds are reinvested at lower interest rates.
Counterparty Risk –  The risk that the counterparty in a transaction by the Fund may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise to honor its obligations.
High Yield Investments Risk –  High yield investments rated below investment grade (also referred to as “junk bonds”) are considered to be speculative and are subject to heightened credit risk, which may make the Fund more sensitive to adverse developments in the U.S. and abroad. Lower rated debt securities generally involve greater risk of default or price changes due to changes in the issuer’s creditworthiness than higher rated debt securities. The market prices of these securities may fluctuate more than those of higher rated securities and may decline significantly in periods of general economic difficulty. There may be little trading in the secondary market for particular debt securities, which may make them more difficult to value or sell.

Derivatives Risk –  Derivatives are instruments whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Successful use of derivative instruments by the Fund depends on the sub-adviser’s judgment with respect to a number of factors and the Fund’s performance could be worse and/or more volatile than if it had not used these instruments. In addition, the fluctuations in the value of derivatives may not correlate perfectly with the value of any portfolio assets being hedged, the performance of the asset class to which the sub-adviser seeks exposure, or the overall securities markets.
Leverage Risk –  Certain transactions, such as the use of derivatives, may give rise to leverage. Leverage can increase market exposure, increase volatility in the Fund, magnify investment risks, and cause losses to be realized more quickly. The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations when it may not be advantageous to do so.
Swaps Risk –  A swap is a contract that generally obligates the parties to exchange payments based on a specified reference security, basket of securities, security index or index component. Swaps can involve greater risks than direct investment in securities because swaps may be leveraged and are subject to counterparty risk (e.g., the risk of a counterparty defaulting on the obligation or bankruptcy), credit risk and pricing risk (i.e., swaps may be difficult to value). Certain swaps may also be considered illiquid. It may not be possible for the Fund to liquidate a swap position at an advantageous time or price, which may result in significant losses.
Event Risk –  Event risk is the risk that corporate issuers may undergo restructurings, such as mergers, leveraged buyouts, takeovers, or similar events financed by increased debt. As a result of the added debt, the credit quality and market value of a company’s bonds and/or other debt securities may decline significantly.
Foreign Investments Risk –  Investments in foreign securities may be riskier, more volatile, and less liquid than investments in U.S. securities. Differences between the U.S. and foreign regulatory regimes and securities markets, including the less stringent investor protection, less stringent accounting, corporate governance, financial reporting and disclosure standards of some foreign markets, as well as political and economic developments in foreign countries and regions and the U.S. (including the imposition of sanctions, tariffs, or other governmental restrictions), may affect the value of the Fund’s investments in foreign securities. Changes in currency exchange rates may also adversely affect the Fund’s foreign investments.
Interest Rate Risk –  The risk that your investment may go down in value when interest rates rise, because when interest rates rise, the prices of bonds and fixed rate loans fall. A wide variety of factors can cause interest rates to rise, including central bank monetary policies and inflation rates. Generally, the longer the maturity of a bond or fixed rate loan, the more sensitive it is to this risk. Falling interest rates also create the potential for a decline in the Fund’s income. These risks are greater during periods of rising inflation. Volatility in interest rates and in fixed income markets may increase the risk that the Fund’s investment in fixed income securities will go down in value. Risks associated with rising interest rates are currently heightened because the Federal Reserve has raised, and may continue to raise, interest rates and inflation is elevated. Actions taken by the Federal Reserve Board or foreign central banks to stimulate or stabilize economic growth, such as decreases or increases in short-term interest rates, may adversely affect markets, which could, in turn, negatively impact Fund performance.
Active Investment Management Risk –  The risk that, if the sub-adviser’s investment strategy does not perform as expected, the Fund could underperform its peers or lose money. Although the sub-adviser considers several factors when making investment decisions, the sub-adviser may not evaluate every factor prior to investing in a company or issuer, and the sub-adviser may determine that certain factors are more significant than others.
Volatility Risk –  The Fund’s investments may fluctuate in value over a short period of time. This may cause the Fund’s net asset value per share to experience significant changes in value over short periods of time.
ESG Integration Risk –  Integrating financially material ESG analysis into the investment process carries the risk that the Fund may perform differently from funds that do not integrate ESG into their analysis, or funds that evaluate different ESG characteristics. ESG characteristics are one of several factors that may be considered and as a result, the Fund’s investments may not have favorable ESG characteristics or high ESG ratings.
Large Shareholder Transaction Risk –  The Fund may experience adverse effects when certain large shareholders redeem or purchase large amounts of shares of the Fund. Such redemptions may cause the Fund to sell securities at times when it would not otherwise do so or borrow money (at a cost to the Fund), which may negatively impact the

Fund’s performance and liquidity. Similarly, large purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs.
The Fund is subject to certain other risks. For more information regarding risks and investments, please see “Additional Information Regarding Investment Strategies and Risks” and “More Information About Risks” in the Fund’s statutory prospectus.
PAST PERFORMANCE. The performance information indicates the risks of investing in the Fund. Keep in mind that past performance does not indicate future results. Updated performance information is available at hartfordfunds.com. The returns in the bar chart and table:
•
Assume reinvestment of all dividends and distributions
•
Reflect fee waivers and/or expense limitation arrangements, if any. Absent any applicable fee waivers and/or expense limitation arrangements, performance would have been lower.
The bar chart:
•
Shows how the Fund’s total return has varied from year to year
•
Returns do not include sales charges. If sales charges were reflected, returns would have been lower
•
Shows the returns of Class A shares. Returns for the Fund’s other classes differ only to the extent that the classes do not have the same expenses.
Total returns by calendar year (excludes sales charges)

During the periods shown in the chart above:	Returns	Quarter Ended
Best Quarter Return	9.77%	June 30, 2020
Worst Quarter Return	-13.85%	March 31, 2020
Average Annual Total Returns. The table below shows returns for the Fund over time compared to those of two indices. The Morningstar LSTA US Leveraged Loan Index serves as the Fund’s performance index because the Fund’s investment manager believes it is more representative of the Fund’s investment strategy. The Bloomberg US Aggregate Bond Index serves as the Fund’s regulatory index and provides a broad measure of market performance. After-tax returns, which are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes, are shown only for Class A shares and will vary for other classes. Actual after-tax returns, which depend on an investor’s particular tax situation, may differ from those shown and are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Average annual total returns for periods ending December 31, 2023 (including sales charges)
Share Classes	1 Year	5 Years	10 Years
Class A – Return Before Taxes	7.63%	3.43%	2.86%
– Return After Taxes on Distributions	4.19%	1.48%	1.00%
– Return After Taxes on Distributions and Sale of Fund Shares	4.43%	1.77%	1.34%
Share Classes (Return Before Taxes)
Class C	9.20%	3.28%	2.41%
Class I	11.16%	4.32%	3.45%
Class R3	10.66%	3.79%	2.91%
Class R4	10.97%	4.05%	3.17%
Class R5	11.23%	4.28%	3.44%
Class Y	11.14%	4.31%	3.47%
Class F*	11.35%	4.37%	3.50%
Morningstar LSTA US Leveraged Loan Index (reflects no deduction for fees, expenses or taxes)	13.29%	5.78%	4.41%
Bloomberg US Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	5.53%	1.10%	1.81%
*
Class F shares commenced operations on February 28, 2017 and performance prior to that date is that of the Fund’s Class I shares. Performance prior to an inception date of a class has not been adjusted to reflect the operating expenses of such class.
MANAGEMENT. The Fund’s investment manager is Hartford Funds Management Company, LLC. The Fund’s sub-adviser is Wellington Management.
Portfolio Manager	Title	Involved with Fund Since
David B. Marshak	Managing Director and Fixed Income Portfolio Manager	2012
Jeffrey W. Heuer, CFA	Managing Director and Fixed Income Portfolio Manager	2012
PURCHASE AND SALE OF FUND SHARES. Not all share classes are available for all investors. Minimum investment amounts may be waived for certain accounts. Certain financial intermediaries may impose different restrictions than those described below.
Share Classes	Minimum Initial Investment	Minimum Subsequent Investment
Class A, Class C and Class I	$2,000 for all accounts except: $250, if establishing an Automatic Investment Plan (“AIP”), with recurring monthly investments of at least $50	$50
Class R3, Class R4 and Class R5	No minimum initial investment	None
Class Y	$250,000 This requirement is waived when the shares are purchased through omnibus accounts (or similar types of accounts).	None
Class F	$1,000,000 This requirement is waived when the shares are purchased through omnibus accounts (or similar types of accounts).	None
For more information, please see the “How To Buy And Sell Shares” section of the Fund’s statutory prospectus.
You may sell your shares of the Fund on those days when the New York Stock Exchange is open, typically Monday through Friday. You may sell your shares through your financial intermediary. With respect to certain accounts, you may sell your shares on the web at hartfordfunds.com, by phone by calling 1-888-843-7824, by electronic funds transfer, or by wire. In certain circumstances you will need to write to Hartford Funds to request to sell your shares. For regular mail, please send the request to Hartford Funds, P.O. Box 219060, Kansas City, MO 64121-9060. For overnight mail, please send the request to Hartford Funds, 430 W 7th Street, Suite 219060, Kansas City, MO 64105-1407.
TAX INFORMATION. The Fund’s distributions are generally taxable, and may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES. If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial professional), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial professional to recommend the Fund over another investment. Ask your financial professional or visit your financial intermediary’s website for more information.

The Hartford High Yield Fund Summary Section
INVESTMENT OBJECTIVE. The Fund seeks to provide high current income, and long-term total return.
YOUR EXPENSES. The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below. Please contact your financial intermediary for more information regarding whether you may be required to pay a brokerage commission or other fees. You may qualify for sales charge discounts for Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in certain classes of Hartford mutual funds or in The Hartford® SMART529® College Savings Plan. More information about these and other discounts is available from your financial professional and in the “How Sales Charges Are Calculated” section beginning on page 131 of the Fund’s statutory prospectus. Descriptions of any financial intermediary specific sales charge waivers and discounts are set forth in Appendix A to the statutory prospectus.
Shareholder Fees (fees paid directly from your investment):
Share Classes	A	C	I	R3	R4	R5	R6	Y	F
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	4.50%	None	None	None	None	None	None	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is less)	None(1)	1.00%	None	None	None	None	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Share Classes	A	C	I	R3	R4	R5	R6	Y	F
Management fees	0.50%	0.50%	0.50%	0.50%	0.50%	0.50%	0.50%	0.50%	0.50%
Distribution and service (12b-1) fees	0.25%	1.00%	None	0.50%	0.25%	None	None	None	None
Other expenses(2)	0.26%	0.23%	0.20%	0.31%	0.26%	0.21%	0.09%	0.20%	0.09%
Total annual fund operating expenses	1.01%	1.73%	0.70%	1.31%	1.01%	0.71%	0.59%	0.70%	0.59%
Fee waiver and/or expense reimbursement(3)	0.06%	0.00%	0.01%	0.04%	0.04%	0.04%	0.04%	0.04%	0.04%
Total annual fund operating expenses after fee waiver and/or expense reimbursement(3)	0.95%	1.73%	0.69%	1.27%	0.97%	0.67%	0.55%	0.66%	0.55%
(1)
Investments of $1 million or more will not be subject to a front-end sales charge, but may be subject to a 1.00% contingent deferred sales charge.
(2)
“Other expenses” for Class Y have been restated to reflect the estimated transfer agency fees for the current fiscal year.
(3)
Hartford Funds Management Company, LLC (the “Investment Manager”) has contractually agreed to reimburse expenses (exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to limit total annual fund operating expenses as follows: 0.95% (Class A), 1.75% (Class C), 0.69% (Class I), 1.27% (Class R3), 0.97% (Class R4), 0.67% (Class R5), 0.55% (Class R6), 0.66% (Class Y), and 0.55% (Class F). This contractual arrangement will remain in effect until February 28, 2025 unless the Board of Directors of The Hartford Mutual Funds, Inc. approves its earlier termination.
Example. The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then, except as shown below, redeem all of your shares at the end of those periods. The example also assumes that:
•
Your investment has a 5% return each year
•
The Fund’s operating expenses remain the same (except that the example reflects the fee waiver and/or expense reimbursement arrangement reflected in the table above for only the first year)
•
You reinvest all dividends and distributions.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Share Classes	Year 1	Year 3	Year 5	Year 10
A	$543	$751	$977	$1,625
C	$276	$545	$939	$2,041
I	$70	$223	$389	$870
R3	$129	$411	$714	$1,575
R4	$99	$318	$554	$1,233
R5	$68	$223	$391	$879
R6	$56	$185	$325	$734
Y	$67	$220	$386	$867
F	$56	$185	$325	$734
If you did not redeem your shares:

C	$176	$545	$939	$2,041
Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the fiscal year ended October 31, 2023, the Fund’s portfolio turnover rate was 26% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGY. The Fund normally invests at least 80%, and may invest up to 100%, of its assets in non-investment grade debt securities (also referred to as “junk bonds”). In seeking to achieve the Fund’s investment objective, the sub-adviser, Wellington Management Company LLP (“Wellington Management”), invests in specific issuers and securities that it considers to be attractive for providing current income as well as total return.
The Fund may invest up to 30% of its net assets in securities of foreign issuers, including non-dollar securities. Wellington Management generally seeks to hedge any foreign currency exposure back to U.S. dollars. The Fund may invest in bonds of any maturity or duration. The Fund may make use of derivative investments, including futures and options, swap transactions, forwards and foreign currency transactions to manage risk (including mitigating the effects of foreign currency fluctuations), to replicate securities the Fund could buy that are not currently available in the market, to manage liquidity, or for other investment purposes. The Fund may invest in “Rule 144A” securities, which are privately placed, restricted securities that may only be resold under certain circumstances to other qualified institutional buyers.
As part of the portfolio construction process, Wellington Management combines its top-down strategy with its bottom-up fundamental research. As part of this process, Wellington Management focuses on risk management; analysis of the business cycle; and sector and quality positioning. Wellington Management also may consider financially material environmental, social, and/or governance (“ESG”) characteristics (where available for an issuer) to assess the risk and return potential of an issuer.
PRINCIPAL RISKS. The principal risks of investing in the Fund are described below. When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. As with any fund, there is no guarantee that the Fund will achieve its investment objective.
Market Risk –  Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Securities of a company may decline in value due to its financial prospects and activities, including certain operational impacts, such as data breaches and cybersecurity attacks. Securities may also decline in value due to general market and economic movements and trends, including adverse changes to credit markets, or as a result of other events such as geopolitical events, natural disasters, or widespread pandemics (such as COVID-19) or other adverse public health developments.
High Yield Investments Risk –  High yield investments rated below investment grade (also referred to as “junk bonds”) are considered to be speculative and are subject to heightened credit risk, which may make the Fund more sensitive to adverse developments in the U.S. and abroad. Lower rated debt securities generally involve greater risk of default or price changes due to changes in the issuer’s creditworthiness than higher rated debt securities. The market prices of these securities may fluctuate more than those of higher rated securities and may decline significantly in periods of general economic difficulty. There may be little trading in the secondary market for particular debt securities, which may make them more difficult to value or sell.
Interest Rate Risk –  The risk that your investment may go down in value when interest rates rise, because when interest rates rise, the prices of bonds and fixed rate loans fall. A wide variety of factors can cause interest rates to rise, including central bank monetary policies and inflation rates. Generally, the longer the maturity of a bond or fixed rate loan, the more sensitive it is to this risk. Falling interest rates also create the potential for a decline in the Fund’s income. These risks are greater during periods of rising inflation. Volatility in interest rates and in fixed income markets may increase the risk that the Fund’s investment in fixed income securities will go down in value. Risks associated with rising interest rates are currently heightened because the Federal Reserve has raised, and may continue to raise, interest rates and inflation is elevated. Actions taken by the Federal Reserve Board or foreign central banks to stimulate or stabilize economic growth, such as decreases or increases in short-term interest rates, may adversely affect markets, which could, in turn, negatively impact Fund performance.
Credit Risk –  Credit risk is the risk that the issuer of a security or other instrument will not be able to make principal and interest payments when due. Changes in an issuer’s financial strength, credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation. Periods of market volatility may increase credit risk.
Call Risk –  Call risk is the risk that an issuer, especially during a period of falling interest rates, may redeem a security by repaying it early, which may reduce the Fund’s income if the proceeds are reinvested at lower interest rates.
Event Risk –  Event risk is the risk that corporate issuers may undergo restructurings, such as mergers, leveraged buyouts, takeovers, or similar events financed by increased debt. As a result of the added debt, the credit quality and market value of a company’s bonds and/or other debt securities may decline significantly.
Foreign Investments Risk –  Investments in foreign securities may be riskier, more volatile, and less liquid than investments in U.S. securities. Differences between the U.S. and foreign regulatory regimes and securities markets, including the less stringent investor protection, less stringent accounting, corporate governance, financial reporting and disclosure standards of some foreign markets, as well as political and economic developments in foreign countries and regions and the U.S. (including the imposition of sanctions, tariffs, or other governmental restrictions), may affect the value of the Fund’s investments in foreign securities. Changes in currency exchange rates may also adversely affect the Fund’s foreign investments.
Liquidity Risk –  The risk that the market for a particular investment or type of investment is or becomes relatively illiquid, making it difficult for the Fund to sell that investment at an advantageous time or price. Illiquidity may be due to events relating to the issuer of the securities, market events, rising interest rates, economic conditions or investor perceptions. Illiquid securities may be difficult to value and their value may be lower than the market price of comparable liquid securities, which would negatively affect the Fund’s performance.
Restricted Securities Risk –  Restricted securities are subject to the risk that they may be difficult to sell at the time and price the Fund prefers.
Volatility Risk –  The Fund’s investments may fluctuate in value over a short period of time. This may cause the Fund’s net asset value per share to experience significant changes in value over short periods of time.
Active Investment Management Risk –  The risk that, if the sub-adviser’s investment strategy does not perform as expected, the Fund could underperform its peers or lose money. Although the sub-adviser considers several factors when making investment decisions, the sub-adviser may not evaluate every factor prior to investing in a company or issuer, and the sub-adviser may determine that certain factors are more significant than others.
Derivatives Risk –  Derivatives are instruments whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Successful use of derivative instruments by the Fund depends on the sub-adviser’s judgment with respect to a number of factors and the Fund’s performance could be worse and/or more volatile than if it had not used these instruments. In addition, the fluctuations in the value of derivatives may not correlate perfectly with the value of any portfolio assets being hedged, the performance of the asset class to which the sub-adviser seeks exposure, or the overall securities markets.
Leverage Risk –  Certain transactions, such as the use of derivatives, may give rise to leverage. Leverage can increase market exposure, increase volatility in the Fund, magnify investment risks, and cause losses to be realized more quickly. The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations when it may not be advantageous to do so.
Futures and Options Risk –  Futures and options may be more volatile than direct investments in the securities underlying the futures and options, may not correlate perfectly to the underlying securities, may involve additional costs, and may be illiquid. Futures and options also may involve the use of leverage as the Fund may make a small initial investment relative to the risk assumed, which could result in losses greater than if futures or options had not been used. Futures and options are also subject to the risk that the other party to the transaction may default on its obligation.
Swaps Risk –  A swap is a contract that generally obligates the parties to exchange payments based on a specified reference security, basket of securities, security index or index component. Swaps can involve greater risks than direct investment in securities because swaps may be leveraged and are subject to counterparty risk (e.g., the risk of a counterparty defaulting on the obligation or bankruptcy), credit risk and pricing risk (i.e., swaps may be difficult to value). Certain swaps may also be considered illiquid. It may not be possible for the Fund to liquidate a swap position at an advantageous time or price, which may result in significant losses.
Forward Currency Contracts Risk –  A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in foreign currency exchange rates. While forward foreign currency exchange contracts do not eliminate fluctuations in the value of foreign securities, they do allow the Fund to establish a fixed rate of exchange for a future point in time. Use of such contracts, therefore, can have the effect of reducing returns and minimizing opportunities for gain. The Fund could also lose money when the contract is settled. The Fund’s gains from its positions in forward foreign currency contracts may accelerate and/or recharacterize the Fund’s income or gains and its distributions to shareholders as ordinary income. The Fund’s losses from such positions may also recharacterize the Fund’s income and its distributions to shareholders and may cause a return of capital to Fund shareholders. Such acceleration or recharacterization could affect an investor’s tax liability.
ESG Integration Risk –  Integrating financially material ESG analysis into the investment process carries the risk that the Fund may perform differently from funds that do not integrate ESG into their analysis, or funds that evaluate different ESG characteristics. ESG characteristics are one of several factors that may be considered and as a result, the Fund’s investments may not have favorable ESG characteristics or high ESG ratings.
Large Shareholder Transaction Risk –  The Fund may experience adverse effects when certain large shareholders redeem or purchase large amounts of shares of the Fund. Such redemptions may cause the Fund to sell securities at times when it would not otherwise do so or borrow money (at a cost to the Fund), which may negatively impact the Fund’s performance and liquidity. Similarly, large purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs.
Currency Risk –  The risk that the value of the Fund’s investments in foreign securities or currencies will be affected by the value of the applicable currency relative to the U.S. dollar. When the Fund sells a foreign currency or foreign currency denominated security, its value may be worth less in U.S. dollars even if the investment increases in value in its local market. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk, as the revenue earned by issuers of these securities may also be affected by changes in the issuer’s local currency.
The Fund is subject to certain other risks. For more information regarding risks and investments, please see “Additional Information Regarding Investment Strategies and Risks” and “More Information About Risks” in the Fund’s statutory prospectus.

PAST PERFORMANCE. The performance information indicates the risks of investing in the Fund. Keep in mind that past performance does not indicate future results. Updated performance information is available at hartfordfunds.com. The returns in the bar chart and table:
•
Assume reinvestment of all dividends and distributions
•
Reflect fee waivers and/or expense limitation arrangements, if any. Absent any applicable fee waivers and/or expense limitation arrangements, performance would have been lower.
The bar chart:
•
Shows how the Fund’s total return has varied from year to year
•
Returns do not include sales charges. If sales charges were reflected, returns would have been lower
•
Shows the returns of Class A shares. Returns for the Fund’s other classes differ only to the extent that the classes do not have the same expenses.
Total returns by calendar year (excludes sales charges)

During the periods shown in the chart above:	Returns	Quarter Ended
Best Quarter Return	10.25%	June 30, 2020
Worst Quarter Return	-12.65%	March 31, 2020
Average Annual Total Returns. The table below shows returns for the Fund over time compared to those of two indices. The Bloomberg US Corporate High Yield Bond Index serves as the Fund’s performance index because the Fund’s investment manager believes it is more representative of the Fund’s investment strategy. The Bloomberg US Aggregate Bond Index serves as the Fund’s regulatory index and provides a broad measure of market performance. After-tax returns, which are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes, are shown only for Class A shares and will vary for other classes. Actual after-tax returns, which depend on an investor’s particular tax situation, may differ from those shown and are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Average annual total returns for periods ending December 31, 2023 (including sales charges)
Share Classes	1 Year	5 Years	10 Years
Class A – Return Before Taxes	7.55%	4.10%	3.40%
– Return After Taxes on Distributions	5.22%	2.19%	1.38%
– Return After Taxes on Distributions and Sale of Fund Shares	4.38%	2.31%	1.67%
Share Classes (Return Before Taxes)
Class C	10.77%	4.27%	3.10%
Class I	12.89%	5.30%	4.14%
Class R3	12.26%	4.70%	3.56%
Class R4	12.58%	5.05%	3.88%
Class R5	12.98%	5.38%	4.20%
Class R6*	12.98%	5.29%	4.16%
Class Y	12.90%	5.22%	4.12%
Class F*	13.06%	5.45%	4.21%
Bloomberg US Corporate High Yield Bond Index (reflects no deduction for fees, expenses or taxes)	13.45%	5.37%	4.60%
Bloomberg US Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	5.53%	1.10%	1.81%
*
Class R6 shares commenced operations on March 1, 2021 and performance prior to that date is that of the Fund’s Class Y shares. Class F shares commenced operations on February 28, 2017 and performance prior to that date is that of the Fund’s Class I shares. Performance prior to an inception date of a class has not been adjusted to reflect the operating expenses of such class.
MANAGEMENT. The Fund’s investment manager is Hartford Funds Management Company, LLC. The Fund’s sub-adviser is Wellington Management.
Portfolio Manager	Title	Involved with Fund Since
Michael V. Barry	Senior Managing Director and Fixed Income Portfolio Manager	2012
PURCHASE AND SALE OF FUND SHARES. Not all share classes are available for all investors. Minimum investment amounts may be waived for certain accounts. Certain financial intermediaries may impose different restrictions than those described below.
Share Classes	Minimum Initial Investment	Minimum Subsequent Investment
Class A, Class C and Class I	$2,000 for all accounts except: $250, if establishing an Automatic Investment Plan (“AIP”), with recurring monthly investments of at least $50	$50
Class R3, Class R4, Class R5 and Class R6	No minimum initial investment	None
Class Y	$250,000 This requirement is waived when the shares are purchased through omnibus accounts (or similar types of accounts).	None
Class F	$1,000,000 This requirement is waived when the shares are purchased through omnibus accounts (or similar types of accounts).	None
For more information, please see the “How To Buy And Sell Shares” section of the Fund’s statutory prospectus.
You may sell your shares of the Fund on those days when the New York Stock Exchange is open, typically Monday through Friday. You may sell your shares through your financial intermediary. With respect to certain accounts, you may sell your shares on the web at hartfordfunds.com, by phone by calling 1-888-843-7824, by electronic funds transfer, or by wire. In certain circumstances you will need to write to Hartford Funds to request to sell your shares. For regular mail, please send the request to Hartford Funds, P.O. Box 219060, Kansas City, MO 64121-9060. For overnight mail, please send the request to Hartford Funds, 430 W 7th Street, Suite 219060, Kansas City, MO 64105-1407.

TAX INFORMATION. The Fund’s distributions are generally taxable, and may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES. If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial professional), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial professional to recommend the Fund over another investment. Ask your financial professional or visit your financial intermediary’s website for more information.

The Hartford Inflation Plus Fund Summary Section
INVESTMENT OBJECTIVE. The Fund seeks a total return that exceeds the rate of inflation over an economic cycle.
YOUR EXPENSES. The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below. Please contact your financial intermediary for more information regarding whether you may be required to pay a brokerage commission or other fees. You may qualify for sales charge discounts for Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in certain classes of Hartford mutual funds or in The Hartford® SMART529® College Savings Plan. More information about these and other discounts is available from your financial professional and in the “How Sales Charges Are Calculated” section beginning on page 131 of the Fund’s statutory prospectus. Descriptions of any financial intermediary specific sales charge waivers and discounts are set forth in Appendix A to the statutory prospectus.
Shareholder Fees (fees paid directly from your investment):
Share Classes	A	C	I	R3	R4	R5	Y	F
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	4.50%	None	None	None	None	None	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is less)	None(1)	1.00%	None	None	None	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Share Classes	A	C	I	R3	R4	R5	Y	F
Management fees	0.39%	0.39%	0.39%	0.39%	0.39%	0.39%	0.39%	0.39%
Distribution and service (12b-1) fees	0.25%	1.00%	None	0.50%	0.25%	None	None	None
Other expenses	0.23%	0.20%	0.20%	0.29%	0.25%	0.20%	0.19%	0.08%
Total annual fund operating expenses	0.87%	1.59%	0.59%	1.18%	0.89%	0.59%	0.58%	0.47%
Fee waiver and/or expense reimbursement(2)	0.02%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Total annual fund operating expenses after fee waiver and/or expense reimbursement(2)	0.85%	1.59%	0.59%	1.18%	0.89%	0.59%	0.58%	0.47%
(1)
Investments of $1 million or more will not be subject to a front-end sales charge, but may be subject to a 1.00% contingent deferred sales charge.
(2)
Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent, has contractually agreed to waive its transfer agency fee and/or reimburse transfer agency-related expenses to the extent necessary to limit the transfer agency fee for Class A as follows: 0.13%. This contractual arrangement will remain in effect until February 28, 2025 unless the Board of Directors of The Hartford Mutual Funds, Inc. approves its earlier termination.
Example. The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then, except as shown below, redeem all of your shares at the end of those periods. The example also assumes that:
•
Your investment has a 5% return each year
•
The Fund’s operating expenses remain the same (except that the example reflects the fee waiver and/or expense reimbursement arrangement reflected in the table above for only the first year)
•
You reinvest all dividends and distributions.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Share Classes	Year 1	Year 3	Year 5	Year 10
A	$533	$713	$909	$1,473
C	$262	$502	$866	$1,889
I	$60	$189	$329	$738
R3	$120	$375	$649	$1,432
R4	$91	$284	$493	$1,096
R5	$60	$189	$329	$738
Y	$59	$186	$324	$726
F	$48	$151	$263	$591
If you did not redeem your shares:
C	$162	$502	$866	$1,889
Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the fiscal year ended October 31, 2023, the Fund’s portfolio turnover rate was 35% of the average value of its portfolio (excluding to be announced (TBA) roll transactions). If TBA roll transactions were included, the Fund’s portfolio turnover rate would have been 93% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGY. The Fund seeks its investment objective by investing at least 65% of its net assets in inflation-protected debt securities that the Fund’s sub-adviser, Wellington Management Company LLP (“Wellington Management”), considers to be attractive from a real yield perspective consistent with total return. The Fund normally invests in the following types of inflation-protected debt securities: inflation-protected debt securities issued by the U.S. Treasury, inflation-protected debt securities issued by U.S. Government agencies and instrumentalities, and inflation-protected debt securities issued by other entities, such as foreign governments. The Fund will also opportunistically invest up to 35% of its net assets in other asset classes, including, but not limited to, nominal treasury securities, currencies, corporate bonds, asset-backed securities, mortgage-related securities, and commercial mortgage-backed securities. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis, including securities acquired or sold in the TBA market.
The Fund normally invests at least 80% of its net assets in securities of “investment grade” quality. The Fund may invest up to 35% of its net assets in securities of foreign issuers and non-dollar securities, including inflation-protected securities of foreign issuers. The Fund may use derivatives, including forward contracts, futures and options and swap agreements to manage risk (including to mitigate the effects of foreign currency fluctuations) or for other investment purposes. The Fund may trade securities actively. The portfolio managers may allocate a portion of the Fund’s assets to specialists within Wellington Management who implement the individual sector and security selection strategies.
PRINCIPAL RISKS. The principal risks of investing in the Fund are described below. When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. As with any fund, there is no guarantee that the Fund will achieve its investment objective.
Market Risk –  Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Securities of a company may decline in value due to its financial prospects and activities, including certain operational impacts, such as data breaches and cybersecurity attacks. Securities may also decline in value due to general market and economic movements and trends, including adverse changes to credit markets, or as a result of other events such as geopolitical events, natural disasters, or widespread pandemics (such as COVID-19) or other adverse public health developments.
Interest Rate Risk –  The risk that your investment may go down in value when interest rates rise, because when interest rates rise, the prices of bonds and fixed rate loans fall. A wide variety of factors can cause interest rates to rise, including central bank monetary policies and inflation rates. Generally, the longer the maturity of a bond or fixed rate loan, the more sensitive it is to this risk. Falling interest rates also create the potential for a decline in the Fund’s income. These risks are greater during periods of rising inflation. Volatility in interest rates and in fixed income markets may increase the risk that the Fund’s investment in fixed income securities will go down in value. Risks associated with rising interest rates are currently heightened because the Federal Reserve has raised, and may continue to raise, interest rates and inflation is elevated. Actions taken by the Federal Reserve Board or foreign central banks to stimulate or stabilize economic growth, such as decreases or increases in short-term interest rates, may adversely affect markets, which could, in turn, negatively impact Fund performance.
Inflation-Protected Securities Risk –  The value of inflation-protected securities generally fluctuates in response to changes in real interest rates (stated interest rates adjusted to factor in inflation). In general, the price of an inflation-protected debt security can decrease when real interest rates increase, and can increase when real interest rates decrease. Interest payments on inflation-protected debt securities will fluctuate as the principal and/or interest is adjusted for inflation and can be unpredictable. The market for inflation-protected securities may be less developed or liquid, and more volatile, than certain other securities markets.
U.S. Government Securities Risk –  Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Securities backed by the U.S. Treasury or the full faith and credit of the United States are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so. In addition, the value of U.S. Government securities may be affected by changes in the credit rating of the U.S. Government. U.S. Government securities are also subject to the risk that the U.S. Treasury will be unable to meet its payment obligations.
Credit Risk –  Credit risk is the risk that the issuer of a security or other instrument will not be able to make principal and interest payments when due. Changes in an issuer’s financial strength, credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation. Periods of market volatility may increase credit risk.
Derivatives Risk –  Derivatives are instruments whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Successful use of derivative instruments by the Fund depends on the sub-adviser’s judgment with respect to a number of factors and the Fund’s performance could be worse and/or more volatile than if it had not used these instruments. In addition, the fluctuations in the value of derivatives may not correlate perfectly with the value of any portfolio assets being hedged, the performance of the asset class to which the sub-adviser seeks exposure, or the overall securities markets.
Leverage Risk –  Certain transactions, such as the use of derivatives, may give rise to leverage. Leverage can increase market exposure, increase volatility in the Fund, magnify investment risks, and cause losses to be realized more quickly. The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations when it may not be advantageous to do so.
Swaps Risk –  A swap is a contract that generally obligates the parties to exchange payments based on a specified reference security, basket of securities, security index or index component. Swaps can involve greater risks than direct investment in securities because swaps may be leveraged and are subject to counterparty risk (e.g., the risk of a counterparty defaulting on the obligation or bankruptcy), credit risk and pricing risk (i.e., swaps may be difficult to value). Certain swaps may also be considered illiquid. It may not be possible for the Fund to liquidate a swap position at an advantageous time or price, which may result in significant losses.
Futures and Options Risk –  Futures and options may be more volatile than direct investments in the securities underlying the futures and options, may not correlate perfectly to the underlying securities, may involve additional costs, and may be illiquid. Futures and options also may involve the use of leverage as the Fund may make a small initial investment relative to the risk assumed, which could result in losses greater than if futures or options had not been used. Futures and options are also subject to the risk that the other party to the transaction may default on its obligation.

Active Investment Management Risk –  The risk that, if the sub-adviser’s investment strategy, including allocating assets to specialist portfolio managers, does not perform as expected, the Fund could underperform its peers or lose money. The investment styles employed by the specialist portfolio managers may not be complementary, which could adversely affect the performance of the Fund. Although the sub-adviser considers several factors when making investment decisions, the sub-adviser may not evaluate every factor prior to investing in a company or issuer, and the sub-adviser may determine that certain factors are more significant than others.
Mortgage-Related and Asset-Backed Securities Risk –  Mortgage-related and asset-backed securities represent interests in “pools” of mortgages or other assets, including consumer loans or receivables held in trust. These mortgage-related or asset-backed securities are subject to credit risk, interest rate risk, “prepayment risk” (the risk that borrowers will repay a loan more quickly in periods of falling interest rates) and “extension risk” (the risk that borrowers will repay a loan more slowly in periods of rising interest rates). If the Fund invests in mortgage-related or asset-backed securities that are subordinated to other interests in the same mortgage or asset pool, the Fund may only receive payments after the pool’s obligations to other investors have been satisfied. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool’s ability to make payments of principal or interest to the Fund, reducing the values of those securities or in some cases rendering them worthless. The risk of such defaults is generally higher in the case of mortgage pools that include so-called “subprime” mortgages. Uniform mortgage-backed securities, which generally align the characteristics of Fannie Mae and Freddie Mac certificates, are a recent innovation and the effect they may have on the market for mortgage-related securities is uncertain.
Foreign Investments Risk –  Investments in foreign securities may be riskier, more volatile, and less liquid than investments in U.S. securities. Differences between the U.S. and foreign regulatory regimes and securities markets, including the less stringent investor protection, less stringent accounting, corporate governance, financial reporting and disclosure standards of some foreign markets, as well as political and economic developments in foreign countries and regions and the U.S. (including the imposition of sanctions, tariffs, or other governmental restrictions), may affect the value of the Fund’s investments in foreign securities. Changes in currency exchange rates may also adversely affect the Fund’s foreign investments.
Sovereign Debt Risk –  Non-U.S. sovereign and quasi-sovereign debt are subject to the risk that the issuer or government authority that controls the repayment of the debt may be unable or unwilling to repay the principal or interest when due. This may result from political or social factors, the general economic environment of a country or economic region, levels of foreign debt or foreign currency exchange rates.
Currency Risk –  The risk that the value of the Fund’s investments in foreign securities or currencies will be affected by the value of the applicable currency relative to the U.S. dollar. When the Fund sells a foreign currency or foreign currency denominated security, its value may be worth less in U.S. dollars even if the investment increases in value in its local market. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk, as the revenue earned by issuers of these securities may also be affected by changes in the issuer’s local currency.
To Be Announced (TBA) Transactions Risk –  TBA transactions involve the risk that the security the Fund buys will lose value prior to its delivery. The Fund is subject to this risk whether or not the Fund takes delivery of the securities on the settlement date for a transaction. There also is the risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, the Fund loses both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price. The Fund may also take a short position in a TBA investment when it owns or has the right to obtain, at no added cost, identical securities. If the Fund takes such a short position, it may reduce the risk of a loss if the price of the securities declines in the future, but will lose the opportunity to profit if the price rises. TBA transactions may also result in a higher portfolio turnover rate and/or increased capital gains for the Fund.
Active Trading Risk –  Active trading could increase the Fund’s transaction costs and may increase your tax liability as compared to a fund with less active trading policies. These effects may adversely affect Fund performance.
Large Shareholder Transaction Risk –  The Fund may experience adverse effects when certain large shareholders redeem or purchase large amounts of shares of the Fund. Such redemptions may cause the Fund to sell securities at times when it would not otherwise do so or borrow money (at a cost to the Fund), which may negatively impact the Fund’s performance and liquidity. Similarly, large purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs.
The Fund is subject to certain other risks. For more information regarding risks and investments, please see “Additional Information Regarding Investment Strategies and Risks” and “More Information About Risks” in the Fund’s statutory prospectus.
PAST PERFORMANCE. The performance information indicates the risks of investing in the Fund. Keep in mind that past performance does not indicate future results. Updated performance information is available at hartfordfunds.com. The returns in the bar chart and table:
•
Assume reinvestment of all dividends and distributions
•
Reflect fee waivers and/or expense limitation arrangements, if any. Absent any applicable fee waivers and/or expense limitation arrangements, performance would have been lower.
The bar chart:
•
Shows how the Fund’s total return has varied from year to year
•
Returns do not include sales charges. If sales charges were reflected, returns would have been lower
•
Shows the returns of Class A shares. Returns for the Fund’s other classes differ only to the extent that the classes do not have the same expenses.
Total returns by calendar year (excludes sales charges)

During the periods shown in the chart above:	Returns	Quarter Ended
Best Quarter Return	5.16%	June 30, 2020
Worst Quarter Return	-4.88%	June 30, 2022
Average Annual Total Returns. The table below shows returns for the Fund over time compared to those of three indices. The Bloomberg US TIPS 1-10 Year Index serves as the Fund’s performance index because the Fund’s investment manager believes it is more representative of the Fund’s investment strategy. The Bloomberg US TIPS Index serves as the Fund’s secondary performance index. The Bloomberg US Aggregate Bond Index serves as the Fund’s regulatory index and provides a broad measure of market performance. After-tax returns, which are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes, are shown only for Class A shares and will vary for other classes. Actual after-tax returns, which depend on an investor’s particular tax situation, may differ from those shown and are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Average annual total returns for periods ending December 31, 2023 (including sales charges)
Share Classes	1 Year	5 Years	10 Years
Class A – Return Before Taxes	0.06%	2.16%	1.43%
– Return After Taxes on Distributions	-1.10%	0.97%	0.42%
– Return After Taxes on Distributions and Sale of Fund Shares	0.02%	1.16%	0.65%
Share Classes (Return Before Taxes)
Class C	2.96%	2.35%	1.13%
Class I	5.10%	3.41%	2.17%
Class R3	4.50%	2.78%	1.55%
Class R4	4.73%	3.07%	1.85%
Class R5	5.12%	3.40%	2.16%
Class Y	5.09%	3.39%	2.19%
Class F*	5.20%	3.49%	2.22%
Bloomberg US TIPS 1-10 Year Index (reflects no deduction for fees, expenses or taxes)	4.37%	3.43%	2.31%
Bloomberg US TIPS Index (reflects no deduction for fees, expenses or taxes)	3.90%	3.15%	2.42%
Bloomberg US Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	5.53%	1.10%	1.81%
*
Class F shares commenced operations on February 28, 2017 and performance prior to that date is that of the Fund’s Class I shares. Performance prior to an inception date of a class has not been adjusted to reflect the operating expenses of such class.
MANAGEMENT. The Fund’s investment manager is Hartford Funds Management Company, LLC. The Fund’s sub-adviser is Wellington Management.
Portfolio Manager	Title	Involved with Fund Since
Joseph F. Marvan, CFA	Senior Managing Director and Fixed Income Portfolio Manager	2015
Brij S. Khurana	Senior Managing Director and Fixed Income Portfolio Manager	2020
Jeremy Forster	Managing Director and Fixed Income Portfolio Manager	2011
PURCHASE AND SALE OF FUND SHARES. Not all share classes are available for all investors. Minimum investment amounts may be waived for certain accounts. Certain financial intermediaries may impose different restrictions than those described below.
Share Classes	Minimum Initial Investment	Minimum Subsequent Investment
Class A, Class C and Class I	$2,000 for all accounts except: $250, if establishing an Automatic Investment Plan (“AIP”), with recurring monthly investments of at least $50	$50
Class R3, Class R4 and Class R5	No minimum initial investment	None
Class Y	$250,000 This requirement is waived when the shares are purchased through omnibus accounts (or similar types of accounts).	None
Class F	$1,000,000 This requirement is waived when the shares are purchased through omnibus accounts (or similar types of accounts).	None
For more information, please see the “How To Buy And Sell Shares” section of the Fund’s statutory prospectus.
You may sell your shares of the Fund on those days when the New York Stock Exchange is open, typically Monday through Friday. You may sell your shares through your financial intermediary. With respect to certain accounts, you may sell your shares on the web at hartfordfunds.com, by phone by calling 1-888-843-7824, by electronic funds transfer, or by wire. In certain circumstances you will need to write to Hartford Funds to request to sell your shares. For regular mail, please send the request to Hartford Funds, P.O. Box 219060, Kansas City, MO 64121-9060. For overnight mail, please send the request to Hartford Funds, 430 W 7th Street, Suite 219060, Kansas City, MO 64105-1407.

TAX INFORMATION. The Fund’s distributions are generally taxable, and may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES. If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial professional), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial professional to recommend the Fund over another investment. Ask your financial professional or visit your financial intermediary’s website for more information.

Hartford Low Duration High Income Fund Summary Section
(formerly, The Hartford Floating Rate High Income Fund)
INVESTMENT OBJECTIVE. The Fund seeks to provide a high level of income.
YOUR EXPENSES. The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below. Please contact your financial intermediary for more information regarding whether you may be required to pay a brokerage commission or other fees. You may qualify for sales charge discounts for Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in certain classes of Hartford mutual funds or in The Hartford® SMART529® College Savings Plan. More information about these and other discounts is available from your financial professional and in the “How Sales Charges Are Calculated” section beginning on page 131 of the Fund’s statutory prospectus. Descriptions of any financial intermediary specific sales charge waivers and discounts are set forth in Appendix A to the statutory prospectus.
Shareholder Fees (fees paid directly from your investment):
Share Classes	A	C	I	R3	R4	R5	Y	F
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	3.00%	None	None	None	None	None	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is less)	None(1)	1.00%	None	None	None	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Share Classes	A	C	I	R3	R4	R5	Y	F
Management fees(2)	0.60%	0.60%	0.60%	0.60%	0.60%	0.60%	0.60%	0.60%
Distribution and service (12b-1) fees	0.25%	1.00%	None	0.50%	0.25%	None	None	None
Other expenses	0.21%	0.20%	0.19%	0.31%	0.24%	0.20%	0.20%	0.10%
Acquired fund fees and expenses(3)	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%
Total annual fund operating expenses(4)	1.07%	1.81%	0.80%	1.42%	1.10%	0.81%	0.81%	0.71%
Fee waiver and/or expense reimbursement(5)	0.06%	0.05%	0.04%	0.09%	0.07%	0.08%	0.08%	0.05%
Total annual fund operating expenses after fee waiver and/or expense reimbursement(5)	1.01%	1.76%	0.76%	1.33%	1.03%	0.73%	0.73%	0.66%
(1)
Investments of $1 million or more will not be subject to a front-end sales charge, but may be subject to a 1.00% contingent deferred sales charge.
(2)
“Management fees” have been restated to reflect current fees.
(3)
“Acquired fund fees and expenses” are based on estimated amounts.
(4)
“Total annual fund operating expenses” do not correlate to the ratio of expenses to average net assets that is disclosed in the Fund’s annual report in the financial highlights table, which reflects the operating expenses of the Fund and does not reflect the restated expenses and does not include acquired fund fees and expenses.
(5)
Hartford Funds Management Company, LLC (the “Investment Manager”) has contractually agreed to reimburse expenses (exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to limit total annual fund operating expenses as follows: 1.00% (Class A), 1.75% (Class C), 0.75% (Class I), 1.32% (Class R3), 1.02% (Class R4), 0.72% (Class R5), 0.72% (Class Y), and 0.65% (Class F). This contractual arrangement will remain in effect until February 28, 2025 unless the Board of Directors of The Hartford Mutual Funds, Inc. approves its earlier termination.

Example. The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then, except as shown below, redeem all of your shares at the end of those periods. The example also assumes that:
•
Your investment has a 5% return each year
•
The Fund’s operating expenses remain the same (except that the example reflects the fee waiver and/or expense reimbursement arrangement reflected in the table above for only the first year)
•
You reinvest all dividends and distributions.
Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Share Classes	Year 1	Year 3	Year 5	Year 10
A	$400	$624	$867	$1,561
C	$279	$565	$975	$2,123
I	$78	$251	$440	$986
R3	$135	$441	$768	$1,694
R4	$105	$343	$599	$1,334
R5	$75	$251	$442	$994
Y	$75	$251	$442	$994
F	$67	$222	$390	$878
If you did not redeem your shares:
C	$179	$565	$975	$2,123
Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the fiscal year ended October 31, 2023, the Fund’s portfolio turnover rate was 58% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGY. The Fund seeks to achieve its investment objective by investing primarily in debt securities that the sub-adviser, Wellington Management Company LLP (“Wellington Management”), considers to be attractive from a yield perspective. The Fund normally invests at least 65% of its net assets in non-investment grade debt securities (also known as “junk bonds”). The Fund may invest in various types of debt securities, including, but not limited to, securitized debt, such as floating-rate and fixed rate collateralized loan obligations (“CLOs”), mortgage-backed securities, credit risk transfer securities, and asset-backed securities; corporate bonds; bank loans and loan participation interests; convertible securities; and U.S. government and agency securities. The Fund may invest in foreign debt securities.
In order to manage the Fund’s interest rate risk (including the Fund’s duration), the Fund may use derivatives such as Treasury futures, options and/or interest rate swaps. The Fund normally will maintain a dollar weighted average duration of less than 3 years. Duration is a measure of the sensitivity of a fixed income security’s price to changes in interest rates. The Fund’s average duration measure incorporates a bond’s yield, coupon, final maturity, and the effect of derivatives that may be used to manage the Fund’s interest rate risk. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis, including securities acquired or sold in the to be announced (TBA) market. The Fund may invest in certain restricted securities, such as securities that are only eligible for resale pursuant to Rule 144A, and securities of U.S. and non-U.S. issuers that are issued pursuant to Regulation S. The Fund may trade securities actively. The portfolio managers may allocate a portion of the Fund’s assets to specialists within Wellington Management who drive individual sector and security selection strategies.
Wellington Management combines comprehensive top-down quantitative and macroeconomic analysis with detailed bottom-up research to seek to identify the most attractive investment opportunities.
PRINCIPAL RISKS. The principal risks of investing in the Fund are described below. When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. As with any fund, there is no guarantee that the Fund will achieve its investment objective.

Market Risk –  Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Securities of a company may decline in value due to its financial prospects and activities, including certain operational impacts, such as data breaches and cybersecurity attacks. Securities may also decline in value due to general market and economic movements and trends, including adverse changes to credit markets, or as a result of other events such as geopolitical events, natural disasters, or widespread pandemics (such as COVID-19) or other adverse public health developments.
High Yield Investments Risk –  High yield investments rated below investment grade (also referred to as “junk bonds”) are considered to be speculative and are subject to heightened credit risk, which may make the Fund more sensitive to adverse developments in the U.S. and abroad. Lower rated debt securities generally involve greater risk of default or price changes due to changes in the issuer’s creditworthiness than higher rated debt securities. The market prices of these securities may fluctuate more than those of higher rated securities and may decline significantly in periods of general economic difficulty. There may be little trading in the secondary market for particular debt securities, which may make them more difficult to value or sell.
Mortgage-Related and Asset-Backed Securities Risk –  Mortgage-related and asset-backed securities represent interests in “pools” of mortgages or other assets, including consumer loans or receivables held in trust. These mortgage-related or asset-backed securities are subject to credit risk, interest rate risk, “prepayment risk” (the risk that borrowers will repay a loan more quickly in periods of falling interest rates) and “extension risk” (the risk that borrowers will repay a loan more slowly in periods of rising interest rates). If the Fund invests in mortgage-related or asset-backed securities that are subordinated to other interests in the same mortgage or asset pool, the Fund may only receive payments after the pool’s obligations to other investors have been satisfied. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool’s ability to make payments of principal or interest to the Fund, reducing the values of those securities or in some cases rendering them worthless. The risk of such defaults is generally higher in the case of mortgage pools that include so-called “subprime” mortgages. Uniform mortgage-backed securities, which generally align the characteristics of Fannie Mae and Freddie Mac certificates, are a recent innovation and the effect they may have on the market for mortgage-related securities is uncertain.
Collateralized Loan Obligations Risk –  Collateralized loan obligations (“CLOs”) bear many of the same risks as other forms of asset-backed securities. As they are backed by pools of loans, CLOs also bear similar risks to investing in loans directly. CLOs may experience substantial losses attributable to loan defaults. Losses caused by defaults on underlying assets are borne first by the holders of subordinate tranches. The Fund’s investment in CLOs may decrease in market value when the CLO experiences loan defaults or credit impairment, the disappearance of a subordinate tranche, or market anticipation of defaults and investor aversion to CLO securities as a class.
To Be Announced (TBA) Transactions Risk –  TBA transactions involve the risk that the security the Fund buys will lose value prior to its delivery. The Fund is subject to this risk whether or not the Fund takes delivery of the securities on the settlement date for a transaction. There also is the risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, the Fund loses both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price. The Fund may also take a short position in a TBA investment when it owns or has the right to obtain, at no added cost, identical securities. If the Fund takes such a short position, it may reduce the risk of a loss if the price of the securities declines in the future, but will lose the opportunity to profit if the price rises. TBA transactions may also result in a higher portfolio turnover rate and/or increased capital gains for the Fund.
Credit Risk Transfer Securities Risk –  Credit risk transfer (“CRT”) securities are fixed income securities that transfer the credit risk related to certain types of mortgage-backed securities to the owner of the CRT securities. If the underlying mortgages default, the principal of the owners of CRT securities is used to pay back holders of the mortgage-backed securities. As a result, all or part of the mortgage default or credit risk associated with the underlying mortgage pools is transferred to such owners. Therefore, the Fund could lose all or part of its investments in CRT securities in the event of default by the underlying mortgages.
Loans and Loan Participations Risk –  Loans and loan participations, including floating rate loans, are subject to credit risk, including the risk of nonpayment of principal or interest. Also, substantial increases in interest rates may cause an increase in loan defaults. Although the loans the Fund holds may be fully collateralized at the time of acquisition, the collateral may decline in value, be relatively illiquid, or lose all or substantially all of its value subsequent to investment. The risks associated with unsecured loans, which are not backed by a security interest in any specific collateral, are higher than those for comparable loans that are secured by specific collateral. In addition, in the event an issuer becomes insolvent, a loan could be subject to settlement risks or administrative disruptions that could adversely affect the Fund’s investment. It may also be difficult to obtain reliable information about a loan or loan participation.
Many loans are subject to restrictions on resale (thus affecting their liquidity) and may be difficult to value. As a result, the Fund may be unable to sell its loan interests at an advantageous time or price. Loans and loan participations typically have extended settlement periods (generally greater than 7 days). As a result of these extended settlement periods, the Fund may incur losses if it is required to sell other investments or temporarily borrow to meet its cash needs. Loans may also be subject to extension risk (the risk that borrowers will repay a loan more slowly in periods of rising interest rates) and prepayment risk (the risk that borrowers will repay a loan more quickly in periods of falling interest rates).
The Fund may acquire a participation interest in a loan that is held by another party. When the Fund’s loan interest is a participation, the Fund may have less control over the exercise of remedies than the party selling the participation interest, and it normally would not have any direct rights against the borrower.
Loan interests may not be considered “securities,” and purchasers, such as the Fund, may not, therefore, be entitled to rely on the anti-fraud protections of the federal securities laws. The Fund may be in possession of material non-public information about a borrower or issuer as a result of its ownership of a loan or security of such borrower or issuer. Because of prohibitions on trading in securities of issuers while in possession of such information, the Fund may be unable to enter into a transaction in a loan or security of such a borrower or issuer when it would otherwise be advantageous to do so.
Liquidity Risk –  The risk that the market for a particular investment or type of investment is or becomes relatively illiquid, making it difficult for the Fund to sell that investment at an advantageous time or price. Illiquidity may be due to events relating to the issuer of the securities, market events, rising interest rates, economic conditions or investor perceptions. Illiquid securities may be difficult to value and their value may be lower than the market price of comparable liquid securities, which would negatively affect the Fund’s performance.
Credit Risk –  Credit risk is the risk that the issuer of a security or other instrument will not be able to make principal and interest payments when due. Changes in an issuer’s financial strength, credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation. Periods of market volatility may increase credit risk.
Call Risk –  Call risk is the risk that an issuer, especially during a period of falling interest rates, may redeem a security by repaying it early, which may reduce the Fund’s income if the proceeds are reinvested at lower interest rates.
Counterparty Risk –  The risk that the counterparty in a transaction by the Fund may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise to honor its obligations.
Derivatives Risk –  Derivatives are instruments whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Successful use of derivative instruments by the Fund depends on the sub-adviser’s judgment with respect to a number of factors and the Fund’s performance could be worse and/or more volatile than if it had not used these instruments. In addition, the fluctuations in the value of derivatives may not correlate perfectly with the value of any portfolio assets being hedged, the performance of the asset class to which the sub-adviser seeks exposure, or the overall securities markets.
Leverage Risk –  Certain transactions, such as the use of derivatives, may give rise to leverage. Leverage can increase market exposure, increase volatility in the Fund, magnify investment risks, and cause losses to be realized more quickly. The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations when it may not be advantageous to do so.

Futures and Options Risk –  Futures and options may be more volatile than direct investments in the securities underlying the futures and options, may not correlate perfectly to the underlying securities, may involve additional costs, and may be illiquid. Futures and options also may involve the use of leverage as the Fund may make a small initial investment relative to the risk assumed, which could result in losses greater than if futures or options had not been used. Futures and options are also subject to the risk that the other party to the transaction may default on its obligation.
Swaps Risk –  A swap is a contract that generally obligates the parties to exchange payments based on a specified reference security, basket of securities, security index or index component. Swaps can involve greater risks than direct investment in securities because swaps may be leveraged and are subject to counterparty risk (e.g., the risk of a counterparty defaulting on the obligation or bankruptcy), credit risk and pricing risk (i.e., swaps may be difficult to value). Certain swaps may also be considered illiquid. It may not be possible for the Fund to liquidate a swap position at an advantageous time or price, which may result in significant losses.
Event Risk –  Event risk is the risk that corporate issuers may undergo restructurings, such as mergers, leveraged buyouts, takeovers, or similar events financed by increased debt. As a result of the added debt, the credit quality and market value of a company’s bonds and/or other debt securities may decline significantly.
Foreign Investments Risk –  Investments in foreign securities may be riskier, more volatile, and less liquid than investments in U.S. securities. Differences between the U.S. and foreign regulatory regimes and securities markets, including the less stringent investor protection, less stringent accounting, corporate governance, financial reporting and disclosure standards of some foreign markets, as well as political and economic developments in foreign countries and regions and the U.S. (including the imposition of sanctions, tariffs, or other governmental restrictions), may affect the value of the Fund’s investments in foreign securities. Changes in currency exchange rates may also adversely affect the Fund’s foreign investments.
Currency Risk –  The risk that the value of the Fund’s investments in foreign securities or currencies will be affected by the value of the applicable currency relative to the U.S. dollar. When the Fund sells a foreign currency or foreign currency denominated security, its value may be worth less in U.S. dollars even if the investment increases in value in its local market. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk, as the revenue earned by issuers of these securities may also be affected by changes in the issuer’s local currency.
Interest Rate Risk –  The risk that your investment may go down in value when interest rates rise, because when interest rates rise, the prices of bonds and fixed rate loans fall. A wide variety of factors can cause interest rates to rise, including central bank monetary policies and inflation rates. Generally, the longer the maturity of a bond or fixed rate loan, the more sensitive it is to this risk. Falling interest rates also create the potential for a decline in the Fund’s income. These risks are greater during periods of rising inflation. Volatility in interest rates and in fixed income markets may increase the risk that the Fund’s investment in fixed income securities will go down in value. Risks associated with rising interest rates are currently heightened because the Federal Reserve has raised, and may continue to raise, interest rates and inflation is elevated. Actions taken by the Federal Reserve Board or foreign central banks to stimulate or stabilize economic growth, such as decreases or increases in short-term interest rates, may adversely affect markets, which could, in turn, negatively impact Fund performance.
Restricted Securities Risk –  Restricted securities are subject to the risk that they may be difficult to sell at the time and price the Fund prefers.
Volatility Risk –  The Fund’s investments may fluctuate in value over a short period of time. This may cause the Fund’s net asset value per share to experience significant changes in value over short periods of time.
Active Investment Management Risk –  The risk that, if the sub-adviser’s investment strategy, including allocating assets to specialist portfolio managers, does not perform as expected, the Fund could underperform its peers or lose money. The investment styles employed by the specialist portfolio managers may not be complementary, which could adversely affect the performance of the Fund. Although the sub-adviser considers several factors when making investment decisions, the sub-adviser may not evaluate every factor prior to investing in a company or issuer, and the sub-adviser may determine that certain factors are more significant than others.
U.S. Government Securities Risk –  Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Securities backed by the U.S. Treasury or the full faith and credit of the United States are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so. In addition, the value of U.S. Government securities may be affected by changes in the credit rating of the U.S. Government. U.S. Government securities are also subject to the risk that the U.S. Treasury will be unable to meet its payment obligations.
Convertible Securities Risk –  Convertible securities are subject to certain risks of both equity and debt securities. The market values of convertible securities tend to fall as interest rates rise and rise as interest rates fall. As the market price of underlying common stock declines below the conversion price, the market value of the convertible security tends to be increasingly influenced by its yield.
Active Trading Risk –  Active trading could increase the Fund’s transaction costs and may increase your tax liability as compared to a fund with less active trading policies. These effects may adversely affect Fund performance.
Large Shareholder Transaction Risk –  The Fund may experience adverse effects when certain large shareholders redeem or purchase large amounts of shares of the Fund. Such redemptions may cause the Fund to sell securities at times when it would not otherwise do so or borrow money (at a cost to the Fund), which may negatively impact the Fund’s performance and liquidity. Similarly, large purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs.
The Fund is subject to certain other risks. For more information regarding risks and investments, please see “Additional Information Regarding Investment Strategies and Risks” and “More Information About Risks” in the Fund’s statutory prospectus.
PAST PERFORMANCE. The performance information indicates the risks of investing in the Fund. Keep in mind that past performance does not indicate future results. Updated performance information is available at hartfordfunds.com. The returns in the bar chart and table:
•
Assume reinvestment of all dividends and distributions
•
Reflect fee waivers and/or expense limitation arrangements, if any. Absent any applicable fee waivers and/or expense limitation arrangements, performance would have been lower.
•
Reflect the Fund’s performance when it pursued a different investment objective and principal investment strategy prior to March 1, 2024.
The bar chart:
•
Shows how the Fund’s total return has varied from year to year
•
Returns do not include sales charges. If sales charges were reflected, returns would have been lower
•
Shows the returns of Class A shares. Returns for the Fund’s other classes differ only to the extent that the classes do not have the same expenses.
Total returns by calendar year (excludes sales charges)

During the periods shown in the chart above:	Returns	Quarter Ended
Best Quarter Return	11.15%	June 30, 2020
Worst Quarter Return	-15.41%	March 31, 2020

Average Annual Total Returns. Effective March 1, 2024, the Fund changed its performance index from the Morningstar LSTA US Leveraged Loan Index to the ICE BofA 1-3 Year BB-B US Cash Pay High Yield Index and added the Bloomberg US Aggregate Bond Index as its regulatory index. The ICE BofA 1-3 Year BB-B US Cash Pay High Yield Index serves as the Fund’s performance index because the Fund’s investment manager believes it is more representative of the Fund’s revised investment strategy. The Bloomberg US Aggregate Bond Index serves as the Fund’s regulatory index and provides a broad measure of market performance. The table below shows returns for the Fund over time compared to the Fund’s current performance index, regulatory index, and former performance index. After-tax returns, which are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes, are shown only for Class A shares and will vary for other classes. Actual after-tax returns, which depend on an investor’s particular tax situation, may differ from those shown and are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
Average annual total returns for periods ending December 31, 2023 (including sales charges)
Share Classes	1 Year	5 Years	10 Years
Class A – Return Before Taxes	7.91%	3.35%	2.95%
– Return After Taxes on Distributions	4.43%	1.34%	0.93%
– Return After Taxes on Distributions and Sale of Fund Shares	4.59%	1.68%	1.33%
Share Classes (Return Before Taxes)
Class C	9.40%	3.20%	2.50%
Class I	11.45%	4.18%	3.49%
Class R3	11.03%	3.68%	2.97%
Class R4	11.25%	3.99%	3.28%
Class R5	11.57%	4.31%	3.69%
Class Y	11.49%	4.26%	3.57%
Class F*	11.70%	4.29%	3.56%
ICE BofA 1-3 Year BB-B US Cash Pay High Yield Index (reflects no deduction for fees, expenses or taxes)	10.45%	4.60%	4.24%
Bloomberg US Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	5.53%	1.10%	1.81%
Morningstar LSTA US Leveraged Loan Index (reflects no deduction for fees, expenses or taxes)	13.29%	5.78%	4.41%
*
Class F shares commenced operations on February 28, 2017 and performance prior to that date is that of the Fund’s Class I shares. Performance prior to an inception date of a class has not been adjusted to reflect the operating expenses of such class.
MANAGEMENT. The Fund’s investment manager is Hartford Funds Management Company, LLC. The Fund’s sub-adviser is Wellington Management.
Portfolio Manager	Title	Involved with Fund Since
Alyssa Irving	Senior Managing Director and Fixed Income Portfolio Manager	March 2024
Marc K. Piccuirro, CFA	Senior Managing Director and Fixed Income Portfolio Manager	March 2024
PURCHASE AND SALE OF FUND SHARES. Not all share classes are available for all investors. Minimum investment amounts may be waived for certain accounts. Certain financial intermediaries may impose different restrictions than those described below.
Share Classes	Minimum Initial Investment	Minimum Subsequent Investment
Class A, Class C and Class I	$2,000 for all accounts except: $250, if establishing an Automatic Investment Plan (“AIP”), with recurring monthly investments of at least $50	$50
Class R3, Class R4 and Class R5	No minimum initial investment	None
Class Y	$250,000 This requirement is waived when the shares are purchased through omnibus accounts (or similar types of accounts).	None
Class F	$1,000,000 This requirement is waived when the shares are purchased through omnibus accounts (or similar types of accounts).	None

For more information, please see the “How To Buy And Sell Shares” section of the Fund’s statutory prospectus.
You may sell your shares of the Fund on those days when the New York Stock Exchange is open, typically Monday through Friday. You may sell your shares through your financial intermediary. With respect to certain accounts, you may sell your shares on the web at hartfordfunds.com, by phone by calling 1-888-843-7824, by electronic funds transfer, or by wire. In certain circumstances you will need to write to Hartford Funds to request to sell your shares. For regular mail, please send the request to Hartford Funds, P.O. Box 219060, Kansas City, MO 64121-9060. For overnight mail, please send the request to Hartford Funds, 430 W 7th Street, Suite 219060, Kansas City, MO 64105-1407.
TAX INFORMATION. The Fund’s distributions are generally taxable, and may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES. If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial professional), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial professional to recommend the Fund over another investment. Ask your financial professional or visit your financial intermediary’s website for more information.

The Hartford Municipal Opportunities Fund Summary Section
INVESTMENT OBJECTIVE. The Fund seeks to provide current income that is generally exempt from federal income taxes, and long-term total return.
YOUR EXPENSES. The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below. Please contact your financial intermediary for more information regarding whether you may be required to pay a brokerage commission or other fees. You may qualify for sales charge discounts for Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in certain classes of Hartford mutual funds or in The Hartford® SMART529® College Savings Plan. More information about these and other discounts is available from your financial professional and in the “How Sales Charges Are Calculated” section beginning on page 131 of the Fund’s statutory prospectus. Descriptions of any financial intermediary specific sales charge waivers and discounts are set forth in Appendix A to the statutory prospectus.
Shareholder Fees (fees paid directly from your investment):
Share Classes	A	C	I	Y	F
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	4.50%	None	None	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is less)	None(1)	1.00%	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Share Classes	A	C	I	Y	F
Management fees	0.31%	0.31%	0.31%	0.31%	0.31%
Distribution and service (12b-1) fees	0.25%	1.00%	None	None	None
Other expenses	0.10%	0.12%	0.14%	0.13%	0.04%
Total annual fund operating expenses	0.66%	1.43%	0.45%	0.44%	0.35%
(1)
Investments of $1 million or more will not be subject to a front-end sales charge, but may be subject to a 0.75% contingent deferred sales charge.
Example. The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then, except as shown below, redeem all of your shares at the end of those periods. The example also assumes that:
•
Your investment has a 5% return each year
•
The Fund’s operating expenses remain the same
•
You reinvest all dividends and distributions.
Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Share Classes	Year 1	Year 3	Year 5	Year 10
A	$514	$652	$801	$1,235
C	$246	$452	$782	$1,713
I	$46	$144	$252	$567
Y	$45	$141	$246	$555
F	$36	$113	$197	$443
If you did not redeem your shares:

C	$146	$452	$782	$1,713
Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the fiscal year ended October 31, 2023, the Fund’s portfolio turnover rate was 26% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGY. The Fund seeks to achieve its investment objective by investing in investment grade and non-investment grade municipal securities (known as “junk bonds”) that the sub-adviser, Wellington Management Company LLP (“Wellington Management”), considers to be attractive from a yield perspective while considering total return. Under normal circumstances, at least 80% of the Fund’s net assets must be invested in municipal securities. The Fund may invest up to 20% of the Fund’s net assets in non-investment grade municipal securities. The Fund may invest in securities that produce income subject to income tax, including the Alternative Minimum Tax. The Fund will generally hold a diversified portfolio of investments across states and sectors, although the Fund is not required to invest in all states and sectors at all times. The Fund may invest in securities of any maturity or duration.
Wellington Management’s portfolio construction process combines a top-down strategy, bottom-up fundamental research and comprehensive risk management. Bottom-up, internally generated, fundamental research attempts to identify relative value among sectors, within sectors, and between individual securities. Wellington Management also may consider financially material environmental, social, and/or governance (“ESG”) characteristics (where available for an issuer) to assess the risk and return potential of an issuer.
PRINCIPAL RISKS. The principal risks of investing in the Fund are described below. When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. As with any fund, there is no guarantee that the Fund will achieve its investment objective.
Market Risk –  Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Securities of a company may decline in value due to its financial prospects and activities, including certain operational impacts, such as data breaches and cybersecurity attacks. Securities may also decline in value due to general market and economic movements and trends, including adverse changes to credit markets, or as a result of other events such as geopolitical events, natural disasters, or widespread pandemics (such as COVID-19) or other adverse public health developments.
Municipal Securities Risk –  Municipal securities risks include the possibility that the issuer may be unable to pay interest or repay principal on a timely basis or at all, the relative lack of information about certain issuers of municipal securities, and the possibility of future legislative changes which could affect the market for and value of municipal securities. In addition, state or local political or economic conditions and developments can adversely affect the securities issued by state and local governments. The value of the municipal securities owned by the Fund also may be adversely affected by future changes in federal or state income tax laws, including tax rate reductions or the determination that municipal securities are subject to taxation.
Interest Rate Risk –  The risk that your investment may go down in value when interest rates rise, because when interest rates rise, the prices of bonds and fixed rate loans fall. A wide variety of factors can cause interest rates to rise, including central bank monetary policies and inflation rates. Generally, the longer the maturity of a bond or fixed rate loan, the more sensitive it is to this risk. Falling interest rates also create the potential for a decline in the Fund’s income. These risks are greater during periods of rising inflation. Volatility in interest rates and in fixed income markets may increase the risk that the Fund’s investment in fixed income securities will go down in value. Risks associated with rising interest rates are currently heightened because the Federal Reserve has raised, and may continue to raise, interest rates and inflation is elevated. Actions taken by the Federal Reserve Board or foreign central banks to stimulate or stabilize economic growth, such as decreases or increases in short-term interest rates, may adversely affect markets, which could, in turn, negatively impact Fund performance.
Credit Risk –  Credit risk is the risk that the issuer of a security or other instrument will not be able to make principal and interest payments when due. Changes in an issuer’s financial strength, credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation. Periods of market volatility may increase credit risk.
Call Risk –  Call risk is the risk that an issuer, especially during a period of falling interest rates, may redeem a security by repaying it early, which may reduce the Fund’s income if the proceeds are reinvested at lower interest rates.
High Yield Investments Risk –  High yield investments rated below investment grade (also referred to as “junk bonds”) are considered to be speculative and are subject to heightened credit risk, which may make the Fund more sensitive to adverse developments in the U.S. and abroad. Lower rated debt securities generally involve greater risk of default or price changes due to changes in the issuer’s creditworthiness than higher rated debt securities. The market prices of these securities may fluctuate more than those of higher rated securities and may decline significantly in periods of general economic difficulty. There may be little trading in the secondary market for particular debt securities, which may make them more difficult to value or sell.
Active Investment Management Risk –  The risk that, if the sub-adviser’s investment strategy does not perform as expected, the Fund could underperform its peers or lose money. Although the sub-adviser considers several factors when making investment decisions, the sub-adviser may not evaluate every factor prior to investing in an issuer, and the sub-adviser may determine that certain factors are more significant than others.
Liquidity Risk –  The risk that the market for a particular investment or type of investment is or becomes relatively illiquid, making it difficult for the Fund to sell that investment at an advantageous time or price. Illiquidity may be due to events relating to the issuer of the securities, market events, rising interest rates, economic conditions or investor perceptions. Illiquid securities may be difficult to value and their value may be lower than the market price of comparable liquid securities, which would negatively affect the Fund’s performance.
ESG Integration Risk –  Integrating financially material ESG analysis into the investment process carries the risk that the Fund may perform differently from funds that do not integrate ESG into their analysis, or funds that evaluate different ESG characteristics. ESG characteristics are one of several factors that may be considered and as a result, the Fund’s investments may not have favorable ESG characteristics or high ESG ratings.
Large Shareholder Transaction Risk –  The Fund may experience adverse effects when certain large shareholders redeem or purchase large amounts of shares of the Fund. Such redemptions may cause the Fund to sell securities at times when it would not otherwise do so or borrow money (at a cost to the Fund), which may negatively impact the Fund’s performance and liquidity. Similarly, large purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs.
The Fund is subject to certain other risks. For more information regarding risks and investments, please see “Additional Information Regarding Investment Strategies and Risks” and “More Information About Risks” in the Fund’s statutory prospectus.
PAST PERFORMANCE. The performance information indicates the risks of investing in the Fund. Keep in mind that past performance does not indicate future results. Updated performance information is available at hartfordfunds.com. The returns in the bar chart and table:
•
Assume reinvestment of all dividends and distributions
•
Reflect fee waivers and/or expense limitation arrangements, if any. Absent any applicable fee waivers and/or expense limitation arrangements, performance would have been lower.
The bar chart:
•
Shows how the Fund’s total return has varied from year to year
•
Returns do not include sales charges. If sales charges were reflected, returns would have been lower
•
Shows the returns of Class A shares. Returns for the Fund’s other classes differ only to the extent that the classes do not have the same expenses.

Total returns by calendar year (excludes sales charges)

During the periods shown in the chart above:	Returns	Quarter Ended
Best Quarter Return	6.46%	December 31, 2023
Worst Quarter Return	-6.23%	March 31, 2022
Average Annual Total Returns. The table below shows returns for the Fund over time compared to those of two indices. The Bloomberg Municipal Bond 1-15 Year Blend (1-17) Index serves as the Fund’s performance index because the Fund’s investment manager believes it is more representative of the Fund’s investment strategy. The Bloomberg Municipal Bond Index serves as the Fund’s regulatory index and provides a broad measure of market performance. After-tax returns, which are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes, are shown only for Class A shares and will vary for other classes. Actual after-tax returns, which depend on an investor’s particular tax situation, may differ from those shown and are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
Average annual total returns for periods ending December 31, 2023 (including sales charges)
Share Classes	1 Year	5 Years	10 Years
Class A – Return Before Taxes	1.58%	0.98%	2.23%
– Return After Taxes on Distributions	1.51%	0.95%	2.21%
– Return After Taxes on Distributions and Sale of Fund Shares	1.97%	1.22%	2.26%
Share Classes (Return Before Taxes)
Class C	4.56%	1.15%	1.93%
Class I	6.47%	2.15%	2.94%
Class Y*	6.60%	2.15%	2.94%
Class F*	6.75%	2.22%	2.99%
Bloomberg Municipal Bond 1-15 Year Blend (1-17) Index (reflects no deduction for fees, expenses or taxes)	5.26%	2.17%	2.58%
Bloomberg Municipal Bond Index (reflects no deduction for fees, expenses or taxes)	6.40%	2.25%	3.03%
*
Class Y shares commenced operations on May 31, 2018 and performance prior to that date is that of the Fund’s Class I shares. Class F shares commenced operations on February 28, 2017 and performance prior to that date is that of the Fund’s Class I shares. Performance prior to an inception date of a class has not been adjusted to reflect the operating expenses of such class. If the performance were adjusted, it may have been higher or lower.
MANAGEMENT. The Fund’s investment manager is Hartford Funds Management Company, LLC. The Fund’s sub-adviser is Wellington Management.
Portfolio Manager	Title	Involved with Fund Since
Brad W. Libby	Managing Director and Fixed Income Portfolio Manager/Credit Analyst	2012
Timothy D. Haney, CFA*	Senior Managing Director and Fixed Income Portfolio Manager	2012
Elizabeth J. Kleinerman, CFA	Senior Managing Director and Fixed Income Portfolio Manager	2021
*
Timothy D. Haney, CFA announced his plan to retire and withdraw from the partnership of Wellington Management’s parent company, and effective December 31, 2024, he will no longer serve as a portfolio manager for the Fund. Mr. Haney’s portfolio management responsibilities will transition to Brad W. Libby in the months leading up to his departure.

PURCHASE AND SALE OF FUND SHARES. Not all share classes are available for all investors. Minimum investment amounts may be waived for certain accounts. Certain financial intermediaries may impose different restrictions than those described below.
Share Classes	Minimum Initial Investment	Minimum Subsequent Investment
Class A, Class C and Class I	$2,000 for all accounts except: $250, if establishing an Automatic Investment Plan (“AIP”), with recurring monthly investments of at least $50	$50
Class Y	$250,000 This requirement is waived when the shares are purchased through omnibus accounts (or similar types of accounts).	None
Class F	$1,000,000 This requirement is waived when the shares are purchased through omnibus accounts (or similar types of accounts).	None
For more information, please see the “How To Buy And Sell Shares” section of the Fund’s statutory prospectus.
You may sell your shares of the Fund on those days when the New York Stock Exchange is open, typically Monday through Friday. You may sell your shares through your financial intermediary. With respect to certain accounts, you may sell your shares on the web at hartfordfunds.com, by phone by calling 1-888-843-7824, by electronic funds transfer, or by wire. In certain circumstances you will need to write to Hartford Funds to request to sell your shares. For regular mail, please send the request to Hartford Funds, P.O. Box 219060, Kansas City, MO 64121-9060. For overnight mail, please send the request to Hartford Funds, 430 W 7th Street, Suite 219060, Kansas City, MO 64105-1407.
TAX INFORMATION. The Fund’s distributions of interest on municipal bonds generally are not subject to federal income tax; however the Fund may distribute taxable dividends, including distributions of short-term capital gains, and long-term capital gains. In addition, interest on certain bonds may be subject to the federal alternative minimum tax. To the extent that the Fund’s distributions are derived from interest on bonds that are not exempt from applicable state and local taxes, such distributions will be subject to such state and local taxes.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES. If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial professional), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial professional to recommend the Fund over another investment. Ask your financial professional or visit your financial intermediary’s website for more information.

Hartford Municipal Short Duration Fund Summary Section
INVESTMENT OBJECTIVE. The Fund seeks to provide current income that is generally exempt from federal income taxes, and long-term total return.
YOUR EXPENSES. The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below. Please contact your financial intermediary for more information regarding whether you may be required to pay a brokerage commission or other fees. You may qualify for sales charge discounts for Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in certain classes of Hartford mutual funds or in The Hartford® SMART529® College Savings Plan. More information about these and other discounts is available from your financial professional and in the “How Sales Charges Are Calculated” section beginning on page 131 of the Fund’s statutory prospectus. Descriptions of any financial intermediary specific sales charge waivers and discounts are set forth in Appendix A to the statutory prospectus.
Shareholder Fees (fees paid directly from your investment):
Share Classes	A	C	I	F
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	4.50%	None	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is less)	None(1)	1.00%	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Share Classes	A	C	I	F
Management fees	0.35%	0.35%	0.35%	0.35%
Distribution and service (12b-1) fees	0.25%	1.00%	None	None
Other expenses	0.31%	0.41%	0.37%	0.27%
Total annual fund operating expenses	0.91%	1.76%	0.72%	0.62%
Fee waiver and/or expense reimbursement(2)	0.22%	0.32%	0.26%	0.23%
Total annual fund operating expenses after fee waiver and/or expense reimbursement(2)	0.69%	1.44%	0.46%	0.39%
(1)
Investments of $1 million or more will not be subject to a front-end sales charge, but may be subject to a 1.00% contingent deferred sales charge.
(2)
Hartford Funds Management Company, LLC (the “Investment Manager”) has contractually agreed to reimburse expenses (exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to limit total annual fund operating expenses as follows: 0.69% (Class A), 1.44% (Class C), 0.46% (Class I), and 0.39% (Class F). This contractual arrangement will remain in effect until February 28, 2025 unless the Board of Directors of The Hartford Mutual Funds, Inc. approves its earlier termination.
Example. The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then, except as shown below, redeem all of your shares at the end of those periods. The example also assumes that:
•
Your investment has a 5% return each year
•
The Fund’s operating expenses remain the same (except that the example reflects the fee waiver and/or expense reimbursement arrangement reflected in the table above for only the first year)
•
You reinvest all dividends and distributions.
Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Share Classes	Year 1	Year 3	Year 5	Year 10
A	$517	$706	$911	$1,500
C	$247	$523	$924	$2,047
I	$47	$204	$375	$870
F	$40	$175	$323	$752
If you did not redeem your shares:
C	$147	$523	$924	$2,047

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the fiscal year ended October 31, 2023, the Fund’s portfolio turnover rate was 24% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGY. The Fund seeks to achieve its investment objective by investing in investment grade municipal securities and non-investment grade municipal securities (known as “junk bonds”) that the sub-adviser, Wellington Management Company LLP (“Wellington Management”), considers to be attractive from a yield perspective while considering total return. Under normal circumstances, the Fund will invest at least 80% of its net assets in municipal securities that pay interest exempt from federal income tax. The Fund may invest up to 20% of its net assets in non-investment grade municipal securities. The Fund may invest in securities that produce income subject to income tax, including the Alternative Minimum Tax. The Fund will generally hold a diversified portfolio of investments across states and sectors, although the Fund is not required to invest in all states and sectors at all times.
The Fund normally will maintain a dollar weighted average duration of 3 years or less. Duration is a measure of the sensitivity of a fixed income security’s price to changes in interest rates. The Fund’s average duration measure incorporates a bond’s yield, coupon, final maturity, and the effect of derivatives that may be used to manage the Fund’s interest rate risk.
Wellington Management’s portfolio construction process combines a top-down strategy, bottom-up fundamental research and comprehensive risk management. Bottom-up, internally generated, fundamental research attempts to identify relative value among sectors, within sectors, and between individual securities. Wellington Management also may consider financially material environmental, social, and/or governance (“ESG”) characteristics (where available for an issuer) to assess the risk and return potential of an issuer.
PRINCIPAL RISKS. The principal risks of investing in the Fund are described below. When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. As with any fund, there is no guarantee that the Fund will achieve its investment objective.
Market Risk –  Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Securities of a company may decline in value due to its financial prospects and activities, including certain operational impacts, such as data breaches and cybersecurity attacks. Securities may also decline in value due to general market and economic movements and trends, including adverse changes to credit markets, or as a result of other events such as geopolitical events, natural disasters, or widespread pandemics (such as COVID-19) or other adverse public health developments.
Municipal Securities Risk –  Municipal securities risks include the possibility that the issuer may be unable to pay interest or repay principal on a timely basis or at all, the relative lack of information about certain issuers of municipal securities, and the possibility of future legislative changes which could affect the market for and value of municipal securities. In addition, state or local political or economic conditions and developments can adversely affect the securities issued by state and local governments. The value of the municipal securities owned by the Fund also may be adversely affected by future changes in federal or state income tax laws, including tax rate reductions or the determination that municipal securities are subject to taxation.
Interest Rate Risk –  The risk that your investment may go down in value when interest rates rise, because when interest rates rise, the prices of bonds and fixed rate loans fall. A wide variety of factors can cause interest rates to rise, including central bank monetary policies and inflation rates. Generally, the longer the maturity of a bond or fixed rate loan, the more sensitive it is to this risk. Falling interest rates also create the potential for a decline in the Fund’s income. These risks are greater during periods of rising inflation. Volatility in interest rates and in fixed income markets may increase the risk that the Fund’s investment in fixed income securities will go down in value. Risks associated with rising interest rates are currently heightened because the Federal Reserve has raised, and may continue to raise, interest rates and inflation is elevated. Actions taken by the Federal Reserve Board or foreign central banks to stimulate or stabilize economic growth, such as decreases or increases in short-term interest rates, may adversely affect markets, which could, in turn, negatively impact Fund performance.

Credit Risk –  Credit risk is the risk that the issuer of a security or other instrument will not be able to make principal and interest payments when due. Changes in an issuer’s financial strength, credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation. Periods of market volatility may increase credit risk.
Call Risk –  Call risk is the risk that an issuer, especially during a period of falling interest rates, may redeem a security by repaying it early, which may reduce the Fund’s income if the proceeds are reinvested at lower interest rates.
High Yield Investments Risk –  High yield investments rated below investment grade (also referred to as “junk bonds”) are considered to be speculative and are subject to heightened credit risk, which may make the Fund more sensitive to adverse developments in the U.S. and abroad. Lower rated debt securities generally involve greater risk of default or price changes due to changes in the issuer’s creditworthiness than higher rated debt securities. The market prices of these securities may fluctuate more than those of higher rated securities and may decline significantly in periods of general economic difficulty. There may be little trading in the secondary market for particular debt securities, which may make them more difficult to value or sell.
Active Investment Management Risk –  The risk that, if the sub-adviser’s investment strategy does not perform as expected, the Fund could underperform its peers or lose money. Although the sub-adviser considers several factors when making investment decisions, the sub-adviser may not evaluate every factor prior to investing in an issuer, and the sub-adviser may determine that certain factors are more significant than others.
Liquidity Risk –  The risk that the market for a particular investment or type of investment is or becomes relatively illiquid, making it difficult for the Fund to sell that investment at an advantageous time or price. Illiquidity may be due to events relating to the issuer of the securities, market events, rising interest rates, economic conditions or investor perceptions. Illiquid securities may be difficult to value and their value may be lower than the market price of comparable liquid securities, which would negatively affect the Fund’s performance.
ESG Integration Risk –  Integrating financially material ESG analysis into the investment process carries the risk that the Fund may perform differently from funds that do not integrate ESG into their analysis, or funds that evaluate different ESG characteristics. ESG characteristics are one of several factors that may be considered and as a result, the Fund’s investments may not have favorable ESG characteristics or high ESG ratings.
Large Shareholder Transaction Risk –  The Fund may experience adverse effects when certain large shareholders redeem or purchase large amounts of shares of the Fund. Such redemptions may cause the Fund to sell securities at times when it would not otherwise do so or borrow money (at a cost to the Fund), which may negatively impact the Fund’s performance and liquidity. Similarly, large purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs.
The Fund is subject to certain other risks. For more information regarding risks and investments, please see “Additional Information Regarding Investment Strategies and Risks” and “More Information About Risks” in the Fund’s statutory prospectus.
PAST PERFORMANCE. The performance information indicates the risks of investing in the Fund. Keep in mind that past performance does not indicate future results. Updated performance information is available at hartfordfunds.com. The returns in the bar chart and table:
•
Assume reinvestment of all dividends and distributions
•
Reflect fee waivers and/or expense limitation arrangements, if any. Absent any applicable fee waivers and/or expense limitation arrangements, performance would have been lower.
The bar chart:
•
Shows how the Fund’s total return has varied from year to year
•
Returns do not include sales charges. If sales charges were reflected, returns would have been lower
•
Shows the returns of Class A shares. Returns for the Fund’s other classes differ only to the extent that the classes do not have the same expenses.

Total returns by calendar year (excludes sales charges)

During the periods shown in the chart above:	Returns	Quarter Ended
Best Quarter Return	3.19%	December 31, 2023
Worst Quarter Return	-3.48%	March 31, 2022
Average Annual Total Returns. The table below shows returns for the Fund over time compared to those of two indices. The Bloomberg Municipal Bond Short 1-5 Year Index serves as the Fund’s performance index because the Fund’s investment manager believes it is more representative of the Fund’s investment strategy. The Bloomberg Municipal Bond Index serves as the Fund’s regulatory index and provides a broad measure of market performance. After-tax returns, which are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes, are shown only for Class A shares and will vary for other classes. Actual after-tax returns, which depend on an investor’s particular tax situation, may differ from those shown and are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
Average annual total returns for periods ending December 31, 2023 (including sales charges)
			Since Inception
Share Classes	1 Year	5 Years	(5/29/2015)
Class A – Return Before Taxes	-1.11%	0.36%	0.66%
– Return After Taxes on Distributions	-1.16%	0.31%	0.62%
– Return After Taxes on Distributions and Sale of Fund Shares	-0.02%	0.57%	0.78%
Share Classes (Return Before Taxes)
Class C	1.78%	0.63%	0.65%
Class I	3.72%	1.50%	1.43%
Class F*	3.81%	1.57%	1.47%
Bloomberg Municipal Bond Short 1-5 Year Index (reflects no deduction for fees, expenses or taxes)	3.58%	1.42%	1.34%
Bloomberg Municipal Bond Index (reflects no deduction for fees, expenses or taxes)	6.40%	2.25%	2.48%
*
Class F shares commenced operations on February 28, 2017 and performance prior to that date is that of the Fund’s Class I shares. Performance prior to an inception date of a class has not been adjusted to reflect the operating expenses of such class.
MANAGEMENT. The Fund’s investment manager is Hartford Funds Management Company, LLC. The Fund’s sub-adviser is Wellington Management.
Portfolio Manager	Title	Involved with Fund Since
Brad W. Libby	Managing Director and Fixed Income Portfolio Manager/Credit Analyst	2015
Timothy D. Haney, CFA*	Senior Managing Director and Fixed Income Portfolio Manager	2015
Elizabeth J. Kleinerman, CFA	Senior Managing Director and Fixed Income Portfolio Manager	2021
*
Timothy D. Haney, CFA announced his plan to retire and withdraw from the partnership of Wellington Management’s parent company, and effective December 31, 2024, he will no longer serve as a portfolio manager for the Fund. Mr. Haney’s portfolio management responsibilities will transition to Brad W. Libby in the months leading up to his departure.

PURCHASE AND SALE OF FUND SHARES. Not all share classes are available for all investors. Minimum investment amounts may be waived for certain accounts. Certain financial intermediaries may impose different restrictions than those described below.
Share Classes	Minimum Initial Investment	Minimum Subsequent Investment
Class A, Class C and Class I	$2,000 for all accounts except: $250, if establishing an Automatic Investment Plan (“AIP”), with recurring monthly investments of at least $50	$50
Class F	$1,000,000 This requirement is waived when the shares are purchased through omnibus accounts (or similar types of accounts).	None
For more information, please see the “How To Buy And Sell Shares” section of the Fund’s statutory prospectus.
You may sell your shares of the Fund on those days when the New York Stock Exchange is open, typically Monday through Friday. You may sell your shares through your financial intermediary. With respect to certain accounts, you may sell your shares on the web at hartfordfunds.com, by phone by calling 1-888-843-7824, by electronic funds transfer, or by wire. In certain circumstances you will need to write to Hartford Funds to request to sell your shares. For regular mail, please send the request to Hartford Funds, P.O. Box 219060, Kansas City, MO 64121-9060. For overnight mail, please send the request to Hartford Funds, 430 W 7th Street, Suite 219060, Kansas City, MO 64105-1407.
TAX INFORMATION. The Fund’s distributions of interest on municipal bonds generally are not subject to federal income tax; however the Fund may distribute taxable dividends, including distributions of short-term capital gains, and long-term capital gains. In addition, interest on certain bonds may be subject to the federal alternative minimum tax. To the extent that the Fund’s distributions are derived from interest on bonds that are not exempt from applicable state and local taxes, such distributions will be subject to such state and local taxes.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES. If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial professional), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial professional to recommend the Fund over another investment. Ask your financial professional or visit your financial intermediary’s website for more information.

The Hartford Short Duration Fund Summary Section
INVESTMENT OBJECTIVE. The Fund seeks to provide current income and long-term total return.
YOUR EXPENSES. The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below. Please contact your financial intermediary for more information regarding whether you may be required to pay a brokerage commission or other fees. You may qualify for sales charge discounts for Class A shares if you and your family invest, or agree to invest in the future, at least $250,000 in the Fund. More information about these and other discounts is available from your financial professional and in the “How Sales Charges Are Calculated” section beginning on page 131 of the Fund’s statutory prospectus. Descriptions of any financial intermediary specific sales charge waivers and discounts are set forth in Appendix A to the statutory prospectus.
Shareholder Fees (fees paid directly from your investment):
Share Classes	A	C	I	R3	R4	R5	R6	Y	F
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	2.00%	None	None	None	None	None	None	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is less)	None(1)	1.00%	None	None	None	None	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Share Classes	A	C	I	R3	R4	R5	R6	Y	F
Management fees	0.38%	0.38%	0.38%	0.38%	0.38%	0.38%	0.38%	0.38%	0.38%
Distribution and service (12b-1) fees	0.25%	1.00%	None	0.50%	0.25%	None	None	None	None
Other expenses(2)	0.17%	0.15%	0.12%	0.27%	0.22%	0.17%	0.05%	0.15%	0.05%
Total annual fund operating expenses	0.80%	1.53%	0.50%	1.15%	0.85%	0.55%	0.43%	0.53%	0.43%
Fee waiver and/or expense reimbursement(3)	0.03%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Total annual fund operating expenses after fee waiver and/or expense reimbursement(3)	0.77%	1.53%	0.50%	1.15%	0.85%	0.55%	0.43%	0.53%	0.43%
(1)
Investments of $500,000 or more will not be subject to a front-end sales charge, but may be subject to a 0.75% contingent deferred sales charge.
(2)
“Other expenses” for Class R4 have been restated to reflect the estimated transfer agency fees for the current fiscal year.
(3)
Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent, has contractually agreed to waive its transfer agency fee and/or reimburse transfer agency-related expenses to the extent necessary to limit the transfer agency fee for Class A as follows: 0.09%. This contractual arrangement will remain in effect until February 28, 2025 unless the Board of Directors of The Hartford Mutual Funds, Inc. approves its earlier termination.
Example. The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then, except as shown below, redeem all of your shares at the end of those periods. The example also assumes that:
•
Your investment has a 5% return each year
•
The Fund’s operating expenses remain the same (except that the example reflects the fee waiver and/or expense reimbursement arrangement reflected in the table above for only the first year)
•
You reinvest all dividends and distributions.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Share Classes	Year 1	Year 3	Year 5	Year 10
A	$277	$447	$632	$1,167
C	$256	$483	$834	$1,824
I	$51	$160	$280	$628
R3	$117	$365	$633	$1,398
R4	$87	$271	$471	$1,049
R5	$56	$176	$307	$689
R6	$44	$138	$241	$542
Y	$54	$170	$296	$665
F	$44	$138	$241	$542
If you did not redeem your shares:

C	$156	$483	$834	$1,824
Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the fiscal year ended October 31, 2023, the Fund’s portfolio turnover rate was 27% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGY. The Fund seeks its investment objective by investing in securities that the sub-adviser, Wellington Management Company LLP (“Wellington Management”), considers to be attractive giving consideration to both yield and total return. The Fund normally invests in investment grade securities. The Fund may invest up to 35% of its net assets in non-investment grade securities (also referred to as “junk bonds”). The Fund may also invest up to 35% of its net assets in bank loans or loan participation interests in secured or unsecured variable, fixed or floating rate loans to U.S. and foreign corporations, partnerships and other entities (“Bank Loans”). The Fund’s investments in non-investment grade Bank Loans and other non-investment grade securities in the aggregate are not expected to exceed 35% of the Fund’s net assets. The Fund has an investment policy to invest at least 80% of its assets under normal circumstances, in fixed income securities, including Bank Loans.
Fixed income securities in which the Fund may invest include, but are not limited to, (1) securities issued or guaranteed as to principal or interest by the U.S. Government, its agencies or instrumentalities; (2) non-convertible and convertible debt securities issued or guaranteed by U.S. corporations or other issuers (including foreign issuers); (3) asset-backed and mortgage-related securities, including collateralized mortgage obligations and collateralized loan obligations; (4) securities and loans issued or guaranteed as to principal or interest by a foreign issuer, including supranational entities such as development banks, non-U.S. corporations, banks or bank holding companies, or other foreign issuers; (5) commercial mortgage-backed securities; (6) zero coupon securities; (7) fixed income related derivatives; and (8) Bank Loans.
In order to manage the Fund’s interest rate risk (including the Fund’s duration) or portfolio risk, the Fund may use derivatives, such as Treasury futures, options and/or interest rate swaps. The Fund normally will maintain a dollar weighted average duration of less than 3 years. Duration is a measure of the sensitivity of a fixed income security’s price to changes in interest rates. The Fund’s average duration measure incorporates a bond’s yield, coupon, final maturity, and the effect of derivatives that may be used to manage the Fund’s interest rate risk. The Fund may invest up to 25% of its net assets in securities of foreign issuers. The Fund may invest in “Rule 144A” securities, which are privately placed, restricted securities that may only be resold under certain circumstances to other qualified institutional buyers. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis, including securities acquired or sold in the to be announced (TBA) market.
The portfolio managers may allocate a portion of the Fund’s assets to specialists within Wellington Management who implement the individual sector and security selection strategies.
PRINCIPAL RISKS. The principal risks of investing in the Fund are described below. When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. As with any fund, there is no guarantee that the Fund will achieve its investment objective.

Market Risk –  Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Securities of a company may decline in value due to its financial prospects and activities, including certain operational impacts, such as data breaches and cybersecurity attacks. Securities may also decline in value due to general market and economic movements and trends, including adverse changes to credit markets, or as a result of other events such as geopolitical events, natural disasters, or widespread pandemics (such as COVID-19) or other adverse public health developments.
Interest Rate Risk –  The risk that your investment may go down in value when interest rates rise, because when interest rates rise, the prices of bonds and fixed rate loans fall. A wide variety of factors can cause interest rates to rise, including central bank monetary policies and inflation rates. Generally, the longer the maturity of a bond or fixed rate loan, the more sensitive it is to this risk. Falling interest rates also create the potential for a decline in the Fund’s income. These risks are greater during periods of rising inflation. Volatility in interest rates and in fixed income markets may increase the risk that the Fund’s investment in fixed income securities will go down in value. Risks associated with rising interest rates are currently heightened because the Federal Reserve has raised, and may continue to raise, interest rates and inflation is elevated. Actions taken by the Federal Reserve Board or foreign central banks to stimulate or stabilize economic growth, such as decreases or increases in short-term interest rates, may adversely affect markets, which could, in turn, negatively impact Fund performance.
Credit Risk –  Credit risk is the risk that the issuer of a security or other instrument will not be able to make principal and interest payments when due. Changes in an issuer’s financial strength, credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation. Periods of market volatility may increase credit risk.
Loans and Loan Participations Risk –  Loans and loan participations, including floating rate loans, are subject to credit risk, including the risk of nonpayment of principal or interest. Also, substantial increases in interest rates may cause an increase in loan defaults. Although the loans the Fund holds may be fully collateralized at the time of acquisition, the collateral may decline in value, be relatively illiquid, or lose all or substantially all of its value subsequent to investment. The risks associated with unsecured loans, which are not backed by a security interest in any specific collateral, are higher than those for comparable loans that are secured by specific collateral. In addition, in the event an issuer becomes insolvent, a loan could be subject to settlement risks or administrative disruptions that could adversely affect the Fund’s investment. It may also be difficult to obtain reliable information about a loan or loan participation.
Many loans are subject to restrictions on resale (thus affecting their liquidity) and may be difficult to value. As a result, the Fund may be unable to sell its loan interests at an advantageous time or price. Loans and loan participations typically have extended settlement periods (generally greater than 7 days). As a result of these extended settlement periods, the Fund may incur losses if it is required to sell other investments or temporarily borrow to meet its cash needs. Loans may also be subject to extension risk (the risk that borrowers will repay a loan more slowly in periods of rising interest rates) and prepayment risk (the risk that borrowers will repay a loan more quickly in periods of falling interest rates).
The Fund may acquire a participation interest in a loan that is held by another party. When the Fund’s loan interest is a participation, the Fund may have less control over the exercise of remedies than the party selling the participation interest, and it normally would not have any direct rights against the borrower.
Loan interests may not be considered “securities,” and purchasers, such as the Fund, may not, therefore, be entitled to rely on the anti-fraud protections of the federal securities laws. The Fund may be in possession of material non-public information about a borrower or issuer as a result of its ownership of a loan or security of such borrower or issuer. Because of prohibitions on trading in securities of issuers while in possession of such information, the Fund may be unable to enter into a transaction in a loan or security of such a borrower or issuer when it would otherwise be advantageous to do so.
Mortgage-Related and Asset-Backed Securities Risk –  Mortgage-related and asset-backed securities represent interests in “pools” of mortgages or other assets, including consumer loans or receivables held in trust. These mortgage-related or asset-backed securities are subject to credit risk, interest rate risk, “prepayment risk” (the risk that borrowers will repay a loan more quickly in periods of falling interest rates) and “extension risk” (the risk that borrowers will repay a loan more slowly in periods of rising interest rates). If the Fund invests in mortgage-related or asset-backed securities that are subordinated to other interests in the same mortgage or asset pool, the Fund may only receive payments after the pool’s obligations to other investors have been satisfied. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool’s ability to make payments of principal or interest to the Fund, reducing the values of those securities or in some cases rendering them worthless. The risk of such defaults is generally higher in the case of mortgage pools that include so-called “subprime” mortgages. The Fund may purchase or sell mortgage-backed securities on a delayed delivery or forward commitment basis through the TBA market. TBA transactions may result in a higher portfolio turnover rate and/or increased capital gains for the Fund. Uniform mortgage-backed securities, which generally align the characteristics of Fannie Mae and Freddie Mac certificates, are a recent innovation and the effect they may have on the market for mortgage-related securities is uncertain.
Collateralized Loan Obligations Risk –  Collateralized loan obligations (“CLOs”) bear many of the same risks as other forms of asset-backed securities. As they are backed by pools of loans, CLOs also bear similar risks to investing in loans directly. CLOs may experience substantial losses attributable to loan defaults. Losses caused by defaults on underlying assets are borne first by the holders of subordinate tranches. The Fund’s investment in CLOs may decrease in market value when the CLO experiences loan defaults or credit impairment, the disappearance of a subordinate tranche, or market anticipation of defaults and investor aversion to CLO securities as a class.
High Yield Investments Risk –  High yield investments rated below investment grade (also referred to as “junk bonds”) are considered to be speculative and are subject to heightened credit risk, which may make the Fund more sensitive to adverse developments in the U.S. and abroad. Lower rated debt securities generally involve greater risk of default or price changes due to changes in the issuer’s creditworthiness than higher rated debt securities. The market prices of these securities may fluctuate more than those of higher rated securities and may decline significantly in periods of general economic difficulty. There may be little trading in the secondary market for particular debt securities, which may make them more difficult to value or sell.
Derivatives Risk –  Derivatives are instruments whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Successful use of derivative instruments by the Fund depends on the sub-adviser’s judgment with respect to a number of factors and the Fund’s performance could be worse and/or more volatile than if it had not used these instruments. In addition, the fluctuations in the value of derivatives may not correlate perfectly with the value of any portfolio assets being hedged, the performance of the asset class to which the sub-adviser seeks exposure, or the overall securities markets.
Leverage Risk –  Certain transactions, such as the use of derivatives, may give rise to leverage. Leverage can increase market exposure, increase volatility in the Fund, magnify investment risks, and cause losses to be realized more quickly. The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations when it may not be advantageous to do so.
Futures and Options Risk –  Futures and options may be more volatile than direct investments in the securities underlying the futures and options, may not correlate perfectly to the underlying securities, may involve additional costs, and may be illiquid. Futures and options also may involve the use of leverage as the Fund may make a small initial investment relative to the risk assumed, which could result in losses greater than if futures or options had not been used. Futures and options are also subject to the risk that the other party to the transaction may default on its obligation.
Swaps Risk –  A swap is a contract that generally obligates the parties to exchange payments based on a specified reference security, basket of securities, security index or index component. Swaps can involve greater risks than direct investment in securities because swaps may be leveraged and are subject to counterparty risk (e.g., the risk of a counterparty defaulting on the obligation or bankruptcy), credit risk and pricing risk (i.e., swaps may be difficult to value). Certain swaps may also be considered illiquid. It may not be possible for the Fund to liquidate a swap position at an advantageous time or price, which may result in significant losses.
Call Risk –  Call risk is the risk that an issuer, especially during a period of falling interest rates, may redeem a security by repaying it early, which may reduce the Fund’s income if the proceeds are reinvested at lower interest rates.

Liquidity Risk –  The risk that the market for a particular investment or type of investment is or becomes relatively illiquid, making it difficult for the Fund to sell that investment at an advantageous time or price. Illiquidity may be due to events relating to the issuer of the securities, market events, rising interest rates, economic conditions or investor perceptions. Illiquid securities may be difficult to value and their value may be lower than the market price of comparable liquid securities, which would negatively affect the Fund’s performance.
Foreign Investments Risk –  Investments in foreign securities may be riskier, more volatile, and less liquid than investments in U.S. securities. Differences between the U.S. and foreign regulatory regimes and securities markets, including the less stringent investor protection, less stringent accounting, corporate governance, financial reporting and disclosure standards of some foreign markets, as well as political and economic developments in foreign countries and regions and the U.S. (including the imposition of sanctions, tariffs, or other governmental restrictions), may affect the value of the Fund’s investments in foreign securities. Changes in currency exchange rates may also adversely affect the Fund’s foreign investments.
Restricted Securities Risk –  Restricted securities are subject to the risk that they may be difficult to sell at the time and price the Fund prefers.
Event Risk –  Event risk is the risk that corporate issuers may undergo restructurings, such as mergers, leveraged buyouts, takeovers, or similar events financed by increased debt. As a result of the added debt, the credit quality and market value of a company’s bonds and/or other debt securities may decline significantly.
U.S. Government Securities Risk –  Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Securities backed by the U.S. Treasury or the full faith and credit of the United States are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so. In addition, the value of U.S. Government securities may be affected by changes in the credit rating of the U.S. Government. U.S. Government securities are also subject to the risk that the U.S. Treasury will be unable to meet its payment obligations.
Active Investment Management Risk –  The risk that, if the sub-adviser’s investment strategy, including allocating assets to specialist portfolio managers, does not perform as expected, the Fund could underperform its peers or lose money. The investment styles employed by the specialist portfolio managers may not be complementary, which could adversely affect the performance of the Fund. Although the sub-adviser considers several factors when making investment decisions, the sub-adviser may not evaluate every factor prior to investing in a company or issuer, and the sub-adviser may determine that certain factors are more significant than others.
Large Shareholder Transaction Risk –  The Fund may experience adverse effects when certain large shareholders redeem or purchase large amounts of shares of the Fund. Such redemptions may cause the Fund to sell securities at times when it would not otherwise do so or borrow money (at a cost to the Fund), which may negatively impact the Fund’s performance and liquidity. Similarly, large purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs.
The Fund is subject to certain other risks. For more information regarding risks and investments, please see “Additional Information Regarding Investment Strategies and Risks” and “More Information About Risks” in the Fund’s statutory prospectus.
PAST PERFORMANCE. The performance information indicates the risks of investing in the Fund. Keep in mind that past performance does not indicate future results. Updated performance information is available at hartfordfunds.com. The returns in the bar chart and table:
•
Assume reinvestment of all dividends and distributions
•
Reflect fee waivers and/or expense limitation arrangements, if any. Absent any applicable fee waivers and/or expense limitation arrangements, performance would have been lower.

The bar chart:
•
Shows how the Fund’s total return has varied from year to year
•
Returns do not include sales charges. If sales charges were reflected, returns would have been lower
•
Shows the returns of Class A shares. Returns for the Fund’s other classes differ only to the extent that the classes do not have the same expenses.
Total returns by calendar year (excludes sales charges)

During the periods shown in the chart above:	Returns	Quarter Ended
Best Quarter Return	5.79%	June 30, 2020
Worst Quarter Return	-4.65%	March 31, 2020
Average Annual Total Returns. The table below shows returns for the Fund over time compared to those of two indices. The Bloomberg 1-3 Year US Government/Credit Index serves as the Fund’s performance index because the Fund’s investment manager believes it is more representative of the Fund’s investment strategy. The Bloomberg US Aggregate Bond Index serves as the Fund’s regulatory index and provides a broad measure of market performance. After-tax returns, which are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes, are shown only for Class A shares and will vary for other classes. Actual after-tax returns, which depend on an investor’s particular tax situation, may differ from those shown and are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
Average annual total returns for periods ending December 31, 2023 (including sales charges)
Share Classes	1 Year	5 Years	10 Years
Class A – Return Before Taxes	4.64%	1.82%	1.58%
– Return After Taxes on Distributions	3.21%	0.87%	0.68%
– Return After Taxes on Distributions and Sale of Fund Shares	2.72%	0.98%	0.81%
Share Classes (Return Before Taxes)
Class C	5.00%	1.48%	1.03%
Class I	7.18%	2.55%	2.08%
Class R3	6.71%	2.00%	1.53%
Class R4	6.94%	2.29%	1.81%
Class R5	7.07%	2.48%	2.07%
Class R6*	7.11%	2.60%	2.13%
Class Y	7.07%	2.51%	2.09%
Class F*	7.10%	2.61%	2.13%
Bloomberg 1-3 Year US Government/Credit Index (reflects no deduction for fees, expenses or taxes)	4.61%	1.51%	1.27%
Bloomberg US Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	5.53%	1.10%	1.81%
*
Class R6 shares commenced operations on February 28, 2019 and performance prior to that date is that of the Fund’s Class Y shares. Class F shares commenced operations on February 28, 2017. Performance for Class F shares prior to February 28, 2017 reflects the performance of Class I shares. Performance prior to an inception date of a class has not been adjusted to reflect the operating expenses of such class.

MANAGEMENT. The Fund’s investment manager is Hartford Funds Management Company, LLC. The Fund’s sub-adviser is Wellington Management.
Portfolio Manager	Title	Involved with Fund Since
Marc K. Piccuirro, CFA	Senior Managing Director and Fixed Income Portfolio Manager	2012
Timothy E. Smith*	Senior Managing Director and Fixed Income Portfolio Manager	2012
*
Timothy E. Smith announced his plan to retire and withdraw from the partnership of Wellington Management’s parent company, and effective June 30, 2024, he will no longer serve as a portfolio manager for the Fund. Mr. Smith’s portfolio management responsibilities will transition to Marc K. Piccuirro, CFA in the months leading up to his departure.
PURCHASE AND SALE OF FUND SHARES. Not all share classes are available for all investors. Minimum investment amounts may be waived for certain accounts. Certain financial intermediaries may impose different restrictions than those described below.
Share Classes	Minimum Initial Investment	Minimum Subsequent Investment
Class A, Class C and Class I	$2,000 for all accounts except: $250, if establishing an Automatic Investment Plan (“AIP”), with recurring monthly investments of at least $50	$50
Class R3, Class R4, Class R5 and Class R6	No minimum initial investment	None
Class Y	$250,000 This requirement is waived when the shares are purchased through omnibus accounts (or similar types of accounts).	None
Class F	$1,000,000 This requirement is waived when the shares are purchased through omnibus accounts (or similar types of accounts).	None
For more information, please see the “How To Buy And Sell Shares” section of the Fund’s statutory prospectus.
You may sell your shares of the Fund on those days when the New York Stock Exchange is open, typically Monday through Friday. You may sell your shares through your financial intermediary. With respect to certain accounts, you may sell your shares on the web at hartfordfunds.com, by phone by calling 1-888-843-7824, by electronic funds transfer, or by wire. In certain circumstances you will need to write to Hartford Funds to request to sell your shares. For regular mail, please send the request to Hartford Funds, P.O. Box 219060, Kansas City, MO 64121-9060. For overnight mail, please send the request to Hartford Funds, 430 W 7th Street, Suite 219060, Kansas City, MO 64105-1407.
TAX INFORMATION. The Fund’s distributions are generally taxable, and may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES. If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial professional), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial professional to recommend the Fund over another investment. Ask your financial professional or visit your financial intermediary’s website for more information.

The Hartford Strategic Income Fund Summary Section
INVESTMENT OBJECTIVE. The Fund seeks to provide current income and long-term total return.
YOUR EXPENSES. The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below. Please contact your financial intermediary for more information regarding whether you may be required to pay a brokerage commission or other fees. You may qualify for sales charge discounts for Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in certain classes of Hartford mutual funds or in The Hartford® SMART529® College Savings Plan. More information about these and other discounts is available from your financial professional and in the “How Sales Charges Are Calculated” section beginning on page 131 of the Fund’s statutory prospectus. Descriptions of any financial intermediary specific sales charge waivers and discounts are set forth in Appendix A to the statutory prospectus.
Shareholder Fees (fees paid directly from your investment):
Share Classes	A	C	I	R3	R4	R5	R6	Y	F
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	4.50%	None	None	None	None	None	None	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is less)	None(1)	1.00%	None	None	None	None	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Share Classes	A	C	I	R3	R4	R5	R6	Y	F
Management fees	0.50%	0.50%	0.50%	0.50%	0.50%	0.50%	0.50%	0.50%	0.50%
Distribution and service (12b-1) fees	0.25%	1.00%	None	0.50%	0.25%	None	None	None	None
Other expenses	0.17%	0.14%	0.14%	0.26%	0.21%	0.14%	0.05%	0.14%	0.05%
Total annual fund operating expenses	0.92%	1.64%	0.64%	1.26%	0.96%	0.64%	0.55%	0.64%	0.55%
(1)
Investments of $1 million or more will not be subject to a front-end sales charge, but may be subject to a 1.00% contingent deferred sales charge.
Example. The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then, except as shown below, redeem all of your shares at the end of those periods. The example also assumes that:
•
Your investment has a 5% return each year
•
The Fund’s operating expenses remain the same
•
You reinvest all dividends and distributions.
Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Share Classes	Year 1	Year 3	Year 5	Year 10
A	$540	$730	$936	$1,530
C	$267	$517	$892	$1,944
I	$65	$205	$357	$798
R3	$128	$400	$692	$1,523
R4	$98	$306	$531	$1,178
R5	$65	$205	$357	$798
R6	$56	$176	$307	$689
Y	$65	$205	$357	$798
F	$56	$176	$307	$689
If you did not redeem your shares:

C	$167	$517	$892	$1,944

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the fiscal year ended October 31, 2023, the Fund’s portfolio turnover rate was 75% of the average value of its portfolio (excluding to be announced (TBA) roll transactions). If TBA roll transactions were included, the Fund’s portfolio turnover rate would have been 208% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGY. The Fund seeks to achieve its investment objective by investing primarily in domestic and foreign debt securities that the sub-adviser, Wellington Management Company LLP (“Wellington Management”), considers to be attractive from a yield perspective while considering total return. The Fund normally invests in non-investment grade debt securities (also known as “junk bonds”) and highly rated securities. The foreign debt securities in which the Fund invests include securities of emerging market issuers. The Fund may invest in various types of debt securities, including, but not limited to, corporate bonds; debt securities issued by foreign governments; U.S. government and agency securities; bank loans or loan participation interests in secured, second lien or unsecured variable, fixed or floating rate loans; and securitized debt (such as mortgage-related and asset-backed securities, including collateralized loan obligations). The Fund may use derivatives including futures contracts, swaps, options and forward foreign currency contracts, to manage portfolio risk, for efficient replication of securities the Fund could buy or for other investment purposes. The Fund seeks to be diversified across sectors, although the Fund is not required to invest in all sectors at all times and may invest 100% of its net assets in one sector if conditions warrant. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis, including securities acquired or sold in the TBA market. The Fund may invest in certain restricted securities, such as securities that are only eligible for resale pursuant to Rule 144A, and securities of U.S. and non-U.S. issuers that are issued pursuant to Regulation S. The Fund may trade securities actively and may invest in debt securities of any maturity or duration. There is no limit on the average maturity of the Fund’s portfolio. The portfolio managers may allocate a portion of the Fund’s assets to specialists within Wellington Management who drive individual sector and security selection strategies.
PRINCIPAL RISKS. The principal risks of investing in the Fund are described below. When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. As with any fund, there is no guarantee that the Fund will achieve its investment objective.
Market Risk –  Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Securities of a company may decline in value due to its financial prospects and activities, including certain operational impacts, such as data breaches and cybersecurity attacks. Securities may also decline in value due to general market and economic movements and trends, including adverse changes to credit markets, or as a result of other events such as geopolitical events, natural disasters, or widespread pandemics (such as COVID-19) or other adverse public health developments.
Interest Rate Risk –  The risk that your investment may go down in value when interest rates rise, because when interest rates rise, the prices of bonds and fixed rate loans fall. A wide variety of factors can cause interest rates to rise, including central bank monetary policies and inflation rates. Generally, the longer the maturity of a bond or fixed rate loan, the more sensitive it is to this risk. Falling interest rates also create the potential for a decline in the Fund’s income. These risks are greater during periods of rising inflation. Volatility in interest rates and in fixed income markets may increase the risk that the Fund’s investment in fixed income securities will go down in value. Risks associated with rising interest rates are currently heightened because the Federal Reserve has raised, and may continue to raise, interest rates and inflation is elevated. Actions taken by the Federal Reserve Board or foreign central banks to stimulate or stabilize economic growth, such as decreases or increases in short-term interest rates, may adversely affect markets, which could, in turn, negatively impact Fund performance.
Credit Risk –  Credit risk is the risk that the issuer of a security or other instrument will not be able to make principal and interest payments when due. Changes in an issuer’s financial strength, credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation. Periods of market volatility may increase credit risk.

High Yield Investments Risk –  High yield investments rated below investment grade (also referred to as “junk bonds”) are considered to be speculative and are subject to heightened credit risk, which may make the Fund more sensitive to adverse developments in the U.S. and abroad. Lower rated debt securities generally involve greater risk of default or price changes due to changes in the issuer’s creditworthiness than higher rated debt securities. The market prices of these securities may fluctuate more than those of higher rated securities and may decline significantly in periods of general economic difficulty. There may be little trading in the secondary market for particular debt securities, which may make them more difficult to value or sell.
Foreign Investments Risk –  Investments in foreign securities may be riskier, more volatile, and less liquid than investments in U.S. securities. Differences between the U.S. and foreign regulatory regimes and securities markets, including the less stringent investor protection, less stringent accounting, corporate governance, financial reporting and disclosure standards of some foreign markets, as well as political and economic developments in foreign countries and regions and the U.S. (including the imposition of sanctions, tariffs, or other governmental restrictions), may affect the value of the Fund’s investments in foreign securities. Changes in currency exchange rates may also adversely affect the Fund’s foreign investments.
Emerging Markets Risk –  The risks related to investing in foreign securities are generally greater with respect to investments in companies that conduct their principal business activities in emerging markets or whose securities are traded principally on exchanges in emerging markets. The risks of investing in emerging markets include risks of illiquidity, increased price volatility, smaller market capitalizations, less government regulation and oversight, less extensive and less frequent accounting, financial, auditing and other reporting requirements, significant delays in settlement of trades, risk of loss resulting from problems in share registration and custody and substantial economic and political disruptions. In addition, the imposition of exchange controls (including repatriation restrictions), sanctions, confiscations, trade restrictions (including tariffs) and other government restrictions by the United States and other governments may also result in losses. Frontier markets are those emerging markets that are considered to be among the smallest, least mature and least liquid, and as a result, the risks of investing in emerging markets are magnified in frontier markets.
Currency Risk –  The risk that the value of the Fund’s investments in foreign securities or currencies will be affected by the value of the applicable currency relative to the U.S. dollar. When the Fund sells a foreign currency or foreign currency denominated security, its value may be worth less in U.S. dollars even if the investment increases in value in its local market. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk, as the revenue earned by issuers of these securities may also be affected by changes in the issuer’s local currency.
Derivatives Risk –  Derivatives are instruments whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Successful use of derivative instruments by the Fund depends on the sub-adviser’s judgment with respect to a number of factors and the Fund’s performance could be worse and/or more volatile than if it had not used these instruments. In addition, the fluctuations in the value of derivatives may not correlate perfectly with the value of any portfolio assets being hedged, the performance of the asset class to which the sub-adviser seeks exposure, or the overall securities markets.
Leverage Risk –  Certain transactions, such as the use of derivatives, may give rise to leverage. Leverage can increase market exposure, increase volatility in the Fund, magnify investment risks, and cause losses to be realized more quickly. The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations when it may not be advantageous to do so.
Swaps Risk –  A swap is a contract that generally obligates the parties to exchange payments based on a specified reference security, basket of securities, security index or index component. Swaps can involve greater risks than direct investment in securities because swaps may be leveraged and are subject to counterparty risk (e.g., the risk of a counterparty defaulting on the obligation or bankruptcy), credit risk and pricing risk (i.e., swaps may be difficult to value). Certain swaps may also be considered illiquid. It may not be possible for the Fund to liquidate a swap position at an advantageous time or price, which may result in significant losses.

Futures and Options Risk –  Futures and options may be more volatile than direct investments in the securities underlying the futures and options, may not correlate perfectly to the underlying securities, may involve additional costs, and may be illiquid. Futures and options also may involve the use of leverage as the Fund may make a small initial investment relative to the risk assumed, which could result in losses greater than if futures or options had not been used. Futures and options are also subject to the risk that the other party to the transaction may default on its obligation.
Forward Currency Contracts Risk –  A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in foreign currency exchange rates. While forward foreign currency exchange contracts do not eliminate fluctuations in the value of foreign securities, they do allow the Fund to establish a fixed rate of exchange for a future point in time. Use of such contracts, therefore, can have the effect of reducing returns and minimizing opportunities for gain. The Fund could also lose money when the contract is settled. The Fund’s gains from its positions in forward foreign currency contracts may accelerate and/or recharacterize the Fund’s income or gains and its distributions to shareholders as ordinary income. The Fund’s losses from such positions may also recharacterize the Fund’s income and its distributions to shareholders and may cause a return of capital to Fund shareholders. Such acceleration or recharacterization could affect an investor’s tax liability.
Call Risk –  Call risk is the risk that an issuer, especially during a period of falling interest rates, may redeem a security by repaying it early, which may reduce the Fund’s income if the proceeds are reinvested at lower interest rates.
Mortgage-Related and Asset-Backed Securities Risk –  Mortgage-related and asset-backed securities represent interests in “pools” of mortgages or other assets, including consumer loans or receivables held in trust. These mortgage-related or asset-backed securities are subject to credit risk, interest rate risk, “prepayment risk” (the risk that borrowers will repay a loan more quickly in periods of falling interest rates) and “extension risk” (the risk that borrowers will repay a loan more slowly in periods of rising interest rates). If the Fund invests in mortgage-related or asset-backed securities that are subordinated to other interests in the same mortgage or asset pool, the Fund may only receive payments after the pool’s obligations to other investors have been satisfied. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool’s ability to make payments of principal or interest to the Fund, reducing the values of those securities or in some cases rendering them worthless. The risk of such defaults is generally higher in the case of mortgage pools that include so-called “subprime” mortgages. Uniform mortgage-backed securities, which generally align the characteristics of Fannie Mae and Freddie Mac certificates, are a recent innovation and the effect they may have on the market for mortgage-related securities is uncertain.
Collateralized Loan Obligations Risk –  Collateralized loan obligations (“CLOs”) bear many of the same risks as other forms of asset-backed securities. As they are backed by pools of loans, CLOs also bear similar risks to investing in loans directly. CLOs may experience substantial losses attributable to loan defaults. Losses caused by defaults on underlying assets are borne first by the holders of subordinate tranches. The Fund’s investment in CLOs may decrease in market value when the CLO experiences loan defaults or credit impairment, the disappearance of a subordinate tranche, or market anticipation of defaults and investor aversion to CLO securities as a class.
To Be Announced (TBA) Transactions Risk –  TBA transactions involve the risk that the security the Fund buys will lose value prior to its delivery. The Fund is subject to this risk whether or not the Fund takes delivery of the securities on the settlement date for a transaction. There also is the risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, the Fund loses both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price. The Fund may also take a short position in a TBA investment when it owns or has the right to obtain, at no added cost, identical securities. If the Fund takes such a short position, it may reduce the risk of a loss if the price of the securities declines in the future, but will lose the opportunity to profit if the price rises. TBA transactions may also result in a higher portfolio turnover rate and/or increased capital gains for the Fund.
Restricted Securities Risk –  Restricted securities are subject to the risk that they may be difficult to sell at the time and price the Fund prefers.
Loans and Loan Participations Risk –  Loans and loan participations, including floating rate loans, are subject to credit risk, including the risk of nonpayment of principal or interest. Also, substantial increases in interest rates may cause an increase in loan defaults. Although the loans the Fund holds may be fully collateralized at the time of acquisition, the collateral may decline in value, be relatively illiquid, or lose all or substantially all of its value subsequent to investment.

The risks associated with unsecured loans, which are not backed by a security interest in any specific collateral, are higher than those for comparable loans that are secured by specific collateral. In addition, in the event an issuer becomes insolvent, a loan could be subject to settlement risks or administrative disruptions that could adversely affect the Fund’s investment. It may also be difficult to obtain reliable information about a loan or loan participation.
Many loans are subject to restrictions on resale (thus affecting their liquidity) and may be difficult to value. As a result, the Fund may be unable to sell its loan interests at an advantageous time or price. Loans and loan participations typically have extended settlement periods (generally greater than 7 days). As a result of these extended settlement periods, the Fund may incur losses if it is required to sell other investments or temporarily borrow to meet its cash needs. Loans may also be subject to extension risk (the risk that borrowers will repay a loan more slowly in periods of rising interest rates) and prepayment risk (the risk that borrowers will repay a loan more quickly in periods of falling interest rates).
The Fund may acquire a participation interest in a loan that is held by another party. When the Fund’s loan interest is a participation, the Fund may have less control over the exercise of remedies than the party selling the participation interest, and it normally would not have any direct rights against the borrower.
Loan interests may not be considered “securities,” and purchasers, such as the Fund, may not, therefore, be entitled to rely on the anti-fraud protections of the federal securities laws. The Fund may be in possession of material non-public information about a borrower or issuer as a result of its ownership of a loan or security of such borrower or issuer. Because of prohibitions on trading in securities of issuers while in possession of such information, the Fund may be unable to enter into a transaction in a loan or security of such a borrower or issuer when it would otherwise be advantageous to do so.
U.S. Government Securities Risk –  Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Securities backed by the U.S. Treasury or the full faith and credit of the United States are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so. In addition, the value of U.S. Government securities may be affected by changes in the credit rating of the U.S. Government. U.S. Government securities are also subject to the risk that the U.S. Treasury will be unable to meet its payment obligations.
Sovereign Debt Risk –  Non-U.S. sovereign and quasi-sovereign debt are subject to the risk that the issuer or government authority that controls the repayment of the debt may be unable or unwilling to repay the principal or interest when due. This may result from political or social factors, the general economic environment of a country or economic region, levels of foreign debt or foreign currency exchange rates.
Liquidity Risk –  The risk that the market for a particular investment or type of investment is or becomes relatively illiquid, making it difficult for the Fund to sell that investment at an advantageous time or price. Illiquidity may be due to events relating to the issuer of the securities, market events, rising interest rates, economic conditions or investor perceptions. Illiquid securities may be difficult to value and their value may be lower than the market price of comparable liquid securities, which would negatively affect the Fund’s performance.
Event Risk –  Event risk is the risk that corporate issuers may undergo restructurings, such as mergers, leveraged buyouts, takeovers, or similar events financed by increased debt. As a result of the added debt, the credit quality and market value of a company’s bonds and/or other debt securities may decline significantly.
Active Investment Management Risk –  The risk that, if the sub-adviser’s investment strategy, including allocating assets to specialist portfolio managers, does not perform as expected, the Fund could underperform its peers or lose money. The investment styles employed by the specialist portfolio managers may not be complementary, which could adversely affect the performance of the Fund. Although the sub-adviser considers several factors when making investment decisions, the sub-adviser may not evaluate every factor prior to investing in a company or issuer, and the sub-adviser may determine that certain factors are more significant than others.
Active Trading Risk –  Active trading could increase the Fund’s transaction costs and may increase your tax liability as compared to a fund with less active trading policies. These effects may adversely affect Fund performance.

Large Shareholder Transaction Risk –  The Fund may experience adverse effects when certain large shareholders redeem or purchase large amounts of shares of the Fund. Such redemptions may cause the Fund to sell securities at times when it would not otherwise do so or borrow money (at a cost to the Fund), which may negatively impact the Fund’s performance and liquidity. Similarly, large purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs.
The Fund is subject to certain other risks. For more information regarding risks and investments, please see “Additional Information Regarding Investment Strategies and Risks” and “More Information About Risks” in the Fund’s statutory prospectus.
PAST PERFORMANCE. The performance information indicates the risks of investing in the Fund. Keep in mind that past performance does not indicate future results. Updated performance information is available at hartfordfunds.com. The returns in the bar chart and table:
•
Assume reinvestment of all dividends and distributions
•
Reflect fee waivers and/or expense limitation arrangements, if any. Absent any applicable fee waivers and/or expense limitation arrangements, performance would have been lower.
The bar chart:
•
Shows how the Fund’s total return has varied from year to year
•
Returns do not include sales charges. If sales charges were reflected, returns would have been lower
•
Shows the returns of Class A shares. Returns for the Fund’s other classes differ only to the extent that the classes do not have the same expenses.
Total returns by calendar year (excludes sales charges)

During the periods shown in the chart above:	Returns	Quarter Ended
Best Quarter Return	12.33%	June 30, 2020
Worst Quarter Return	-8.42%	June 30, 2022
Average Annual Total Returns. The table below shows returns for the Fund over time compared to those of a broad-based market index. After-tax returns, which are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes, are shown only for Class A shares and will vary for other classes. Actual after-tax returns, which depend on an investor’s particular tax situation, may differ from those shown and are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Average annual total returns for periods ending December 31, 2023 (including sales charges)
Share Classes	1 Year	5 Years	10 Years
Class A – Return Before Taxes	4.53%	2.63%	2.82%
– Return After Taxes on Distributions	1.95%	0.78%	0.74%
– Return After Taxes on Distributions and Sale of Fund Shares	2.61%	1.23%	1.22%
Share Classes (Return Before Taxes)
Class C	7.75%	2.84%	2.55%
Class I	9.92%	3.88%	3.57%
Class R3	9.05%	3.23%	2.95%
Class R4	9.55%	3.56%	3.28%
Class R5	9.81%	3.88%	3.61%
Class R6*	9.92%	3.98%	3.69%
Class Y	9.84%	3.86%	3.63%
Class F*	10.04%	3.97%	3.63%
Bloomberg US Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	5.53%	1.10%	1.81%
*
Class R6 shares commenced operations on November 7, 2014 and performance prior to that date is that of the Fund’s Class Y shares. Class F shares commenced operations on February 28, 2017 and performance prior to that date is that of the Fund’s Class I shares. Performance prior to an inception date of a class has not been adjusted to reflect the operating expenses of such class.
MANAGEMENT. The Fund’s investment manager is Hartford Funds Management Company, LLC. The Fund’s sub-adviser is Wellington Management.
Portfolio Manager	Title	Involved with Fund Since
Campe Goodman, CFA	Senior Managing Director and Fixed Income Portfolio Manager	2012
Joseph F. Marvan, CFA	Senior Managing Director and Fixed Income Portfolio Manager	2012
Robert D. Burn, CFA	Senior Managing Director and Fixed Income Portfolio Manager	2012
PURCHASE AND SALE OF FUND SHARES. Not all share classes are available for all investors. Minimum investment amounts may be waived for certain accounts. Certain financial intermediaries may impose different restrictions than those described below.
Share Classes	Minimum Initial Investment	Minimum Subsequent Investment
Class A, Class C and Class I	$2,000 for all accounts except: $250, if establishing an Automatic Investment Plan (“AIP”), with recurring monthly investments of at least $50	$50
Class R3, Class R4, Class R5 and Class R6	No minimum initial investment	None
Class Y	$250,000 This requirement is waived when the shares are purchased through omnibus accounts (or similar types of accounts).	None
Class F	$1,000,000 This requirement is waived when the shares are purchased through omnibus accounts (or similar types of accounts).	None
For more information, please see the “How To Buy And Sell Shares” section of the Fund’s statutory prospectus.
You may sell your shares of the Fund on those days when the New York Stock Exchange is open, typically Monday through Friday. You may sell your shares through your financial intermediary. With respect to certain accounts, you may sell your shares on the web at hartfordfunds.com, by phone by calling 1-888-843-7824, by electronic funds transfer, or by wire. In certain circumstances you will need to write to Hartford Funds to request to sell your shares. For regular mail, please send the request to Hartford Funds, P.O. Box 219060, Kansas City, MO 64121-9060. For overnight mail, please send the request to Hartford Funds, 430 W 7th Street, Suite 219060, Kansas City, MO 64105-1407.

TAX INFORMATION. The Fund’s distributions are generally taxable, and may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES. If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial professional), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial professional to recommend the Fund over another investment. Ask your financial professional or visit your financial intermediary’s website for more information.

Hartford Sustainable Municipal Bond Fund Summary Section
INVESTMENT OBJECTIVE. The Fund seeks to provide current income that is generally exempt from federal income taxes, and long-term total return, through investments within a sustainability framework.
YOUR EXPENSES. The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below. Please contact your financial intermediary for more information regarding whether you may be required to pay a brokerage commission or other fees. You may qualify for sales charge discounts for Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in certain classes of Hartford mutual funds or in The Hartford® SMART529® College Savings Plan. More information about these and other discounts is available from your financial professional and in the “How Sales Charges Are Calculated” section beginning on page 131 of the Fund’s statutory prospectus. Descriptions of any financial intermediary specific sales charge waivers and discounts are set forth in Appendix A to the statutory prospectus.
Shareholder Fees (fees paid directly from your investment):
Share Classes	A	C	I	F
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	4.50%	None	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is less)	None(1)	1.00%	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Share Classes	A	C	I	F
Management fees	0.35%	0.35%	0.35%	0.35%
Distribution and service (12b-1) fees	0.25%	1.00%	None	None
Other expenses	0.21%	0.28%	0.28%	0.15%
Total annual fund operating expenses	0.81%	1.63%	0.63%	0.50%
Fee waiver and/or expense reimbursement(2)	0.12%	0.19%	0.17%	0.11%
Total annual fund operating expenses after fee waiver and/or expense reimbursement(2)	0.69%	1.44%	0.46%	0.39%
(1)
Investments of $1 million or more will not be subject to a front-end sales charge, but may be subject to a 1.00% contingent deferred sales charge.
(2)
Hartford Funds Management Company, LLC (the “Investment Manager”) has contractually agreed to reimburse expenses (exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to limit total annual fund operating expenses as follows: 0.69% (Class A), 1.44% (Class C), 0.46% (Class I), and 0.39% (Class F). This contractual arrangement will remain in effect until February 28, 2025 unless the Board of Directors of The Hartford Mutual Funds, Inc. approves its earlier termination.
Example. The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then, except as shown below, redeem all of your shares at the end of those periods. The example also assumes that:
•
Your investment has a 5% return each year
•
The Fund’s operating expenses remain the same (except that the example reflects the fee waiver and/or expense reimbursement arrangement reflected in the table above for only the first year)
•
You reinvest all dividends and distributions.
Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Share Classes	Year 1	Year 3	Year 5	Year 10
A	$517	$686	$868	$1,396
C	$247	$496	$869	$1,917
I	$47	$185	$334	$770
F	$40	$149	$269	$618
If you did not redeem your shares:
C	$147	$496	$869	$1,917

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the fiscal year ended October 31, 2023, the Fund’s portfolio turnover rate was 31% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGY. The Fund seeks to achieve its investment objective by investing in investment grade municipal securities and non-investment grade municipal securities (known as “junk bonds”) that the sub-adviser, Wellington Management Company LLP (“Wellington Management”), considers to be attractive from a yield perspective while considering long-term total return. Under normal circumstances, the Fund will invest at least 80% of its net assets in municipal securities that pay interest exempt from federal income tax. The Fund may invest up to 20% of its net assets in non-investment grade municipal securities. The Fund may invest in securities that produce income subject to income tax, including the Alternative Minimum Tax. The Fund will generally hold a diversified portfolio of investments across states and sectors, although the Fund is not required to invest in all states and sectors at all times.
The Fund normally will maintain a dollar weighted average duration equivalent to the duration of the Bloomberg Municipal Bond Index, plus or minus three years. As of December 31, 2023, the duration (modified adjusted) of the Bloomberg Municipal Bond Index was 6.05 years. Duration is a measure of the sensitivity of a fixed income security’s price to changes in interest rates. The Fund’s average duration measure incorporates a bond’s yield, coupon, final maturity, and the effect of derivatives that may be used to manage the Fund’s interest rate risk.
To seek to achieve the Fund’s investment objective, Wellington Management combines both a traditional bond credit analysis with its sustainability framework. Wellington Management’s internally developed sustainability framework is used to identify issuers that meet its sustainable investing criteria. Wellington Management’s portfolio construction process combines a top-down strategy, bottom-up fundamental research and comprehensive risk management. Bottom-up, internally generated, fundamental research attempts to identify relative value among sectors, within sectors, and between individual securities.
The Fund will normally invest at least 80% of its assets in municipal securities that Wellington Management determines meet its sustainable investing criteria. For purposes of determining which municipal securities meet its sustainable investing criteria, Wellington Management uses its internally developed sustainability framework to seek to identify municipal securities that, in its view, promote sustainable initiatives. As part of this analysis, Wellington Management evaluates (1) the municipal security’s intended use of proceeds to determine whether such municipal security, in its view, promotes: good health and well-being, access to education, sustainable cities and communities, and/or industry innovation and infrastructure, in alignment with the United Nations Sustainable Development Goals (UN SDGs); and/or (2) whether the municipality itself has positive or improving environmental, social and/or governance (“ESG”) characteristics, based on Wellington Management’s proprietary insights. Wellington Management considers ESG characteristics that in its view have, or will have over time, a material impact on fundamentals, technicals, and/or valuations associated with the particular issuer and its sector, as part of this process. Examples of the ESG characteristics that Wellington Management may evaluate as part of its investment process include: climate risk (e.g. extreme weather, exposure to heat, wildfire, drought and hurricane risks); governance practices; disclosure practices; transparency; demographic trends; data quality and protection; human capital and labor rights issues; and an issuer’s management of material social and/or environmental issues. As part of its analysis, Wellington Management also assesses how ESG risks impact municipal fundamentals and whether valuations compensate for that risk. Wellington Management conducts its analysis of sustainable attributes through its proprietary fundamental research (including issuer specific insights on material ESG considerations from dedicated municipal credit research analysts), analysis of publicly available information, and its engagement with certain issuers, as applicable. Wellington Management may also combine this information with information it receives from third-party data sources to analyze sustainability attributes if it believes such third-party data to be reliable and helpful to its analysis.
PRINCIPAL RISKS. The principal risks of investing in the Fund are described below. When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. As with any fund, there is no guarantee that the Fund will achieve its investment objective.
Market Risk –  Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Securities of a company may decline in value due to its financial prospects and activities, including certain operational impacts, such as data breaches and cybersecurity attacks. Securities may also decline in value due to general market and economic movements and trends, including adverse changes to credit markets, or as a result of other events such as geopolitical events, natural disasters, or widespread pandemics (such as COVID-19) or other adverse public health developments.
Municipal Securities Risk –  Municipal securities risks include the possibility that the issuer may be unable to pay interest or repay principal on a timely basis or at all, the relative lack of information about certain issuers of municipal securities, and the possibility of future legislative changes which could affect the market for and value of municipal securities. In addition, state or local political or economic conditions and developments can adversely affect the securities issued by state and local governments. The value of the municipal securities owned by the Fund also may be adversely affected by future changes in federal or state income tax laws, including tax rate reductions or the determination that municipal securities are subject to taxation.
Interest Rate Risk –  The risk that your investment may go down in value when interest rates rise, because when interest rates rise, the prices of bonds and fixed rate loans fall. A wide variety of factors can cause interest rates to rise, including central bank monetary policies and inflation rates. Generally, the longer the maturity of a bond or fixed rate loan, the more sensitive it is to this risk. Falling interest rates also create the potential for a decline in the Fund’s income. These risks are greater during periods of rising inflation. Volatility in interest rates and in fixed income markets may increase the risk that the Fund’s investment in fixed income securities will go down in value. Risks associated with rising interest rates are currently heightened because the Federal Reserve has raised, and may continue to raise, interest rates and inflation is elevated. Actions taken by the Federal Reserve Board or foreign central banks to stimulate or stabilize economic growth, such as decreases or increases in short-term interest rates, may adversely affect markets, which could, in turn, negatively impact Fund performance.
Credit Risk –  Credit risk is the risk that the issuer of a security or other instrument will not be able to make principal and interest payments when due. Changes in an issuer’s financial strength, credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation. Periods of market volatility may increase credit risk.
Call Risk –  Call risk is the risk that an issuer, especially during a period of falling interest rates, may redeem a security by repaying it early, which may reduce the Fund’s income if the proceeds are reinvested at lower interest rates.
High Yield Investments Risk –  High yield investments rated below investment grade (also referred to as “junk bonds”) are considered to be speculative and are subject to heightened credit risk, which may make the Fund more sensitive to adverse developments in the U.S. and abroad. Lower rated debt securities generally involve greater risk of default or price changes due to changes in the issuer’s creditworthiness than higher rated debt securities. The market prices of these securities may fluctuate more than those of higher rated securities and may decline significantly in periods of general economic difficulty. There may be little trading in the secondary market for particular debt securities, which may make them more difficult to value or sell.
Active Investment Management Risk –  The risk that, if the sub-adviser’s investment strategy does not perform as expected, the Fund could underperform its peers or lose money. Although the sub-adviser considers several factors when making investment decisions, the sub-adviser may not evaluate every factor prior to investing in an issuer, and the sub-adviser may determine that certain factors are more significant than others.
Sustainable Investing Risk –  Applying sustainability criteria to the investment process may exclude or reduce exposure to securities of certain issuers for sustainability reasons and, therefore, the Fund may forgo some market opportunities available to funds that do not use sustainability criteria. The Fund’s performance may at times be better or worse than the performance of funds that do not use sustainability criteria. Because the sub-adviser evaluates ESG characteristics when selecting certain securities, the Fund’s portfolio may perform differently than funds that do not use ESG characteristics. A focus on ESG characteristics may prioritize long term rather than short term returns. ESG information and data, including that provided by third parties, may be incomplete, inaccurate, or unavailable, which could adversely affect the analysis relevant to a particular investment. In addition, there is a risk that the investments identified by the sub-adviser to fit within its sustainability criteria do not operate as anticipated. Although the sub-adviser seeks to identify issuers that fit within its sustainability criteria, investors may differ in their views of what fits within this category of investments. As a result, the Fund may invest in issuers that do not reflect the beliefs and values of any particular investor. Further, the regulatory landscape with respect to sustainable investing in the United States is still developing and future rules and regulations may require the Fund to modify or alter its investment process with respect to sustainable investing.

Liquidity Risk –  The risk that the market for a particular investment or type of investment is or becomes relatively illiquid, making it difficult for the Fund to sell that investment at an advantageous time or price. Illiquidity may be due to events relating to the issuer of the securities, market events, rising interest rates, economic conditions or investor perceptions. Illiquid securities may be difficult to value and their value may be lower than the market price of comparable liquid securities, which would negatively affect the Fund’s performance.
Large Shareholder Transaction Risk –  The Fund may experience adverse effects when certain large shareholders redeem or purchase large amounts of shares of the Fund. Such redemptions may cause the Fund to sell securities at times when it would not otherwise do so or borrow money (at a cost to the Fund), which may negatively impact the Fund’s performance and liquidity. Similarly, large purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs.
The Fund is subject to certain other risks. For more information regarding risks and investments, please see “Additional Information Regarding Investment Strategies and Risks” and “More Information About Risks” in the Fund’s statutory prospectus.
PAST PERFORMANCE. The performance information indicates the risks of investing in the Fund. Keep in mind that past performance does not indicate future results. Updated performance information is available at hartfordfunds.com. The returns in the bar chart and table:
•
Assume reinvestment of all dividends and distributions
•
Reflect fee waivers and/or expense limitation arrangements, if any. Absent any applicable fee waivers and/or expense limitation arrangements, performance would have been lower.
•
Reflect the Fund’s performance when it pursued a different investment objective and a modified investment strategy prior to April 30, 2021.
The bar chart:
•
Shows how the Fund’s total return has varied from year to year
•
Returns do not include sales charges. If sales charges were reflected, returns would have been lower
•
Shows the returns of Class A shares. Returns for the Fund’s other classes differ only to the extent that the classes do not have the same expenses.
Total returns by calendar year (excludes sales charges)

During the periods shown in the chart above:	Returns	Quarter Ended
Best Quarter Return	7.18%	December 31, 2023
Worst Quarter Return	-6.81%	March 31, 2022
Average Annual Total Returns. The table below shows returns for the Fund over time compared to those of a broad-based market index. After-tax returns, which are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes, are shown only for Class A shares and will vary for other classes. Actual after-tax returns, which depend on an investor’s particular tax situation, may differ from those shown and are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. For more information regarding returns, see the “Performance Notes” section in the Fund’s statutory prospectus.

Average annual total returns for periods ending December 31, 2023 (including sales charges)
			Since Inception
Share Classes	1 Year	5 Years	(5/29/2015)
Class A – Return Before Taxes	1.47%	0.92%	1.70%
– Return After Taxes on Distributions	1.40%	0.81%	1.63%
– Return After Taxes on Distributions and Sale of Fund Shares	1.80%	1.11%	1.72%
Share Classes (Return Before Taxes)
Class C	4.46%	1.17%	1.70%
Class I	6.51%	2.09%	2.49%
Class F*	6.69%	2.17%	2.54%
Bloomberg Municipal Bond Index (reflects no deduction for fees, expenses or taxes)	6.40%	2.25%	2.48%
*
Class F shares commenced operations on February 28, 2017 and performance prior to that date is that of the Fund’s Class I shares. Performance prior to an inception date of a class has not been adjusted to reflect the operating expenses of such class.
MANAGEMENT. The Fund’s investment manager is Hartford Funds Management Company, LLC. The Fund’s sub-adviser is Wellington Management.
Portfolio Manager	Title	Involved with Fund Since
Brad W. Libby	Managing Director and Fixed Income Portfolio Manager/Credit Analyst	2015
Timothy D. Haney, CFA*	Senior Managing Director and Fixed Income Portfolio Manager	2015
Elizabeth J. Kleinerman, CFA	Senior Managing Director and Fixed Income Portfolio Manager	2021
*
Timothy D. Haney, CFA announced his plan to retire and withdraw from the partnership of Wellington Management’s parent company, and effective December 31, 2024, he will no longer serve as a portfolio manager for the Fund. Mr. Haney’s portfolio management responsibilities will transition to Brad W. Libby in the months leading up to his departure.
PURCHASE AND SALE OF FUND SHARES. Not all share classes are available for all investors. Minimum investment amounts may be waived for certain accounts. Certain financial intermediaries may impose different restrictions than those described below.
Share Classes	Minimum Initial Investment	Minimum Subsequent Investment
Class A, Class C and Class I	$2,000 for all accounts except: $250, if establishing an Automatic Investment Plan (“AIP”), with recurring monthly investments of at least $50	$50
Class F	$1,000,000 This requirement is waived when the shares are purchased through omnibus accounts (or similar types of accounts).	None
For more information, please see the “How To Buy And Sell Shares” section of the Fund’s statutory prospectus.
You may sell your shares of the Fund on those days when the New York Stock Exchange is open, typically Monday through Friday. You may sell your shares through your financial intermediary. With respect to certain accounts, you may sell your shares on the web at hartfordfunds.com, by phone by calling 1-888-843-7824, by electronic funds transfer, or by wire. In certain circumstances you will need to write to Hartford Funds to request to sell your shares. For regular mail, please send the request to Hartford Funds, P.O. Box 219060, Kansas City, MO 64121-9060. For overnight mail, please send the request to Hartford Funds, 430 W 7th Street, Suite 219060, Kansas City, MO 64105-1407.
TAX INFORMATION. The Fund’s distributions of interest on municipal bonds generally are not subject to federal income tax; however the Fund may distribute taxable dividends, including distributions of short-term capital gains, and long-term capital gains. In addition, interest on certain bonds may be subject to the federal alternative minimum tax. To the extent that the Fund’s distributions are derived from interest on bonds that are not exempt from applicable state and local taxes, such distributions will be subject to such state and local taxes.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES. If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial professional), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial professional to recommend the Fund over another investment. Ask your financial professional or visit your financial intermediary’s website for more information.

The Hartford Total Return Bond Fund Summary Section
INVESTMENT OBJECTIVE. The Fund seeks a competitive total return, with income as a secondary objective.
YOUR EXPENSES. The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below. Please contact your financial intermediary for more information regarding whether you may be required to pay a brokerage commission or other fees. You may qualify for sales charge discounts for Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in certain classes of Hartford mutual funds or in The Hartford® SMART529® College Savings Plan. More information about these and other discounts is available from your financial professional and in the “How Sales Charges Are Calculated” section beginning on page 131 of the Fund’s statutory prospectus. Descriptions of any financial intermediary specific sales charge waivers and discounts are set forth in Appendix A to the statutory prospectus.
Shareholder Fees (fees paid directly from your investment):
Share Classes	A	C	I	R3	R4	R5	R6	Y	F
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	4.50%	None	None	None	None	None	None	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is less)	None(1)	1.00%	None	None	None	None	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Share Classes	A	C	I	R3	R4	R5	R6	Y	F
Management fees	0.28%	0.28%	0.28%	0.28%	0.28%	0.28%	0.28%	0.28%	0.28%
Distribution and service (12b-1) fees	0.25%	1.00%	None	0.50%	0.25%	None	None	None	None
Other expenses	0.16%	0.25%	0.10%	0.26%	0.21%	0.16%	0.04%	0.10%	0.04%
Total annual fund operating expenses	0.69%	1.53%	0.38%	1.04%	0.74%	0.44%	0.32%	0.38%	0.32%
(1)
Investments of $1 million or more will not be subject to a front-end sales charge, but may be subject to a 0.75% contingent deferred sales charge.
Example. The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then, except as shown below, redeem all of your shares at the end of those periods. The example also assumes that:
•
Your investment has a 5% return each year
•
The Fund’s operating expenses remain the same
•
You reinvest all dividends and distributions.
Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Share Classes	Year 1	Year 3	Year 5	Year 10
A	$517	$661	$817	$1,270
C	$256	$483	$834	$1,824
I	$39	$122	$213	$480
R3	$106	$331	$574	$1,271
R4	$76	$237	$411	$918
R5	$45	$141	$246	$555
R6	$33	$103	$180	$406
Y	$39	$122	$213	$480
F	$33	$103	$180	$406
If you did not redeem your shares:

C	$156	$483	$834	$1,824
Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the fiscal year ended October 31, 2023, the Fund’s portfolio turnover rate was 59% of the average value of its portfolio (excluding to be announced (TBA) roll transactions). If TBA roll transactions were included, the Fund’s portfolio turnover rate would have been 428% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the Fund invests at least 80% of its assets in bonds that the sub-adviser, Wellington Management Company LLP (“Wellington Management”), considers to be attractive from a total return perspective along with current income. The Fund may invest up to 20% of its net assets in securities rated below investment grade (also known as “junk bonds”).
Bonds in which the Fund may invest include, but are not limited to, (1) securities issued or guaranteed as to principal or interest by the U.S. Government, its agencies or instrumentalities; (2) non-convertible debt securities issued or guaranteed by U.S. corporations or other issuers (including foreign governments or corporations); (3) asset-backed and mortgage-related securities, including collateralized loan obligations; and (4) securities issued or guaranteed as to principal or interest by a sovereign government or one of its agencies or political subdivisions, supranational entities such as development banks, non-U.S. corporations, banks or bank holding companies, or other foreign issuers.
The Fund may use derivatives to manage portfolio risk or for other investment purposes. The derivatives in which the Fund may invest include, but are not limited to, futures and options contracts, swap agreements and forward foreign currency contracts. Additionally, the Fund may invest up to 40% of its net assets in debt securities of foreign issuers, including from emerging markets, and up to 20% of its net assets in non-dollar securities. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis, including securities acquired or sold in the TBA market. The Fund may invest in “Rule 144A” securities, which are privately placed, restricted securities that may only be resold under certain circumstances to other qualified institutional buyers. The Fund may trade securities actively. Although the Fund may invest in securities and other instruments of any maturity or duration, the Fund normally invests in debt securities with a maturity of at least one year. There is no limit on the average maturity of the Fund’s portfolio.
The investment team is organized with generalist portfolio managers leading sector, rates and risk positioning decisions. The portfolio managers may allocate a portion of the Fund’s assets to specialists within Wellington Management who drive individual sector and security selection strategies.
PRINCIPAL RISKS. The principal risks of investing in the Fund are described below. When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. As with any fund, there is no guarantee that the Fund will achieve its investment objective.
Market Risk –  Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Securities of a company may decline in value due to its financial prospects and activities, including certain operational impacts, such as data breaches and cybersecurity attacks. Securities may also decline in value due to general market and economic movements and trends, including adverse changes to credit markets, or as a result of other events such as geopolitical events, natural disasters, or widespread pandemics (such as COVID-19) or other adverse public health developments.
Interest Rate Risk –  The risk that your investment may go down in value when interest rates rise, because when interest rates rise, the prices of bonds and fixed rate loans fall. A wide variety of factors can cause interest rates to rise, including central bank monetary policies and inflation rates. Generally, the longer the maturity of a bond or fixed rate loan, the more sensitive it is to this risk. Falling interest rates also create the potential for a decline in the Fund’s income. These risks are greater during periods of rising inflation. Volatility in interest rates and in fixed income markets may increase the risk that the Fund’s investment in fixed income securities will go down in value. Risks associated with rising interest rates are currently heightened because the Federal Reserve has raised, and may continue to raise, interest rates and inflation is elevated. Actions taken by the Federal Reserve Board or foreign central banks to stimulate or stabilize economic growth, such as decreases or increases in short-term interest rates, may adversely affect markets, which could, in turn, negatively impact Fund performance.
Mortgage-Related and Asset-Backed Securities Risk –  Mortgage-related and asset-backed securities represent interests in “pools” of mortgages or other assets, including consumer loans or receivables held in trust. These mortgage-related or asset-backed securities are subject to credit risk, interest rate risk, “prepayment risk” (the risk that borrowers will repay a loan more quickly in periods of falling interest rates) and “extension risk” (the risk that borrowers will repay a loan more slowly in periods of rising interest rates). If the Fund invests in mortgage-related or asset-backed securities that are subordinated to other interests in the same mortgage or asset pool, the Fund may only receive payments after the pool’s obligations to other investors have been satisfied. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool’s ability to make payments of principal or interest to the Fund, reducing the values of those securities or in some cases rendering them worthless. The risk of such defaults is generally higher in the case of mortgage pools that include so-called “subprime” mortgages. Uniform mortgage-backed securities, which generally align the characteristics of Fannie Mae and Freddie Mac certificates, are a recent innovation and the effect they may have on the market for mortgage-related securities is uncertain.
Collateralized Loan Obligations Risk –  Collateralized loan obligations (“CLOs”) bear many of the same risks as other forms of asset-backed securities. As they are backed by pools of loans, CLOs also bear similar risks to investing in loans directly. CLOs may experience substantial losses attributable to loan defaults. Losses caused by defaults on underlying assets are borne first by the holders of subordinate tranches. The Fund’s investment in CLOs may decrease in market value when the CLO experiences loan defaults or credit impairment, the disappearance of a subordinate tranche, or market anticipation of defaults and investor aversion to CLO securities as a class.
To Be Announced (TBA) Transactions Risk –  TBA transactions involve the risk that the security the Fund buys will lose value prior to its delivery. The Fund is subject to this risk whether or not the Fund takes delivery of the securities on the settlement date for a transaction. There also is the risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, the Fund loses both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price. The Fund may also take a short position in a TBA investment when it owns or has the right to obtain, at no added cost, identical securities. If the Fund takes such a short position, it may reduce the risk of a loss if the price of the securities declines in the future, but will lose the opportunity to profit if the price rises. TBA transactions may also result in a higher portfolio turnover rate and/or increased capital gains for the Fund.
U.S. Government Securities Risk –  Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Securities backed by the U.S. Treasury or the full faith and credit of the United States are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so. In addition, the value of U.S. Government securities may be affected by changes in the credit rating of the U.S. Government. U.S. Government securities are also subject to the risk that the U.S. Treasury will be unable to meet its payment obligations.
Credit Risk –  Credit risk is the risk that the issuer of a security or other instrument will not be able to make principal and interest payments when due. Changes in an issuer’s financial strength, credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation. Periods of market volatility may increase credit risk.
Derivatives Risk –  Derivatives are instruments whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Successful use of derivative instruments by the Fund depends on the sub-adviser’s judgment with respect to a number of factors and the Fund’s performance could be worse and/or more volatile than if it had not used these instruments. In addition, the fluctuations in the value of derivatives may not correlate perfectly with the value of any portfolio assets being hedged, the performance of the asset class to which the sub-adviser seeks exposure, or the overall securities markets.
Futures and Options Risk –  Futures and options may be more volatile than direct investments in the securities underlying the futures and options, may not correlate perfectly to the underlying securities, may involve additional costs, and may be illiquid. Futures and options also may involve the use of leverage as the Fund may make a small initial investment relative to the risk assumed, which could result in losses greater than if futures or options had not been used. Futures and options are also subject to the risk that the other party to the transaction may default on its obligation.

Swaps Risk –  A swap is a contract that generally obligates the parties to exchange payments based on a specified reference security, basket of securities, security index or index component. Swaps can involve greater risks than direct investment in securities because swaps may be leveraged and are subject to counterparty risk (e.g., the risk of a counterparty defaulting on the obligation or bankruptcy), credit risk and pricing risk (i.e., swaps may be difficult to value). Certain swaps may also be considered illiquid. It may not be possible for the Fund to liquidate a swap position at an advantageous time or price, which may result in significant losses.
Forward Currency Contracts Risk –  A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in foreign currency exchange rates. While forward foreign currency exchange contracts do not eliminate fluctuations in the value of foreign securities, they do allow the Fund to establish a fixed rate of exchange for a future point in time. Use of such contracts, therefore, can have the effect of reducing returns and minimizing opportunities for gain. The Fund could also lose money when the contract is settled. The Fund’s gains from its positions in forward foreign currency contracts may accelerate and/or recharacterize the Fund’s income or gains and its distributions to shareholders as ordinary income. The Fund’s losses from such positions may also recharacterize the Fund’s income and its distributions to shareholders and may cause a return of capital to Fund shareholders. Such acceleration or recharacterization could affect an investor’s tax liability.
Leverage Risk –  Certain transactions, such as the use of derivatives, may give rise to leverage. Leverage can increase market exposure, increase volatility in the Fund, magnify investment risks, and cause losses to be realized more quickly. The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations when it may not be advantageous to do so.
Foreign Investments Risk –  Investments in foreign securities may be riskier, more volatile, and less liquid than investments in U.S. securities. Differences between the U.S. and foreign regulatory regimes and securities markets, including the less stringent investor protection, less stringent accounting, corporate governance, financial reporting and disclosure standards of some foreign markets, as well as political and economic developments in foreign countries and regions and the U.S. (including the imposition of sanctions, tariffs, or other governmental restrictions), may affect the value of the Fund’s investments in foreign securities. Changes in currency exchange rates may also adversely affect the Fund’s foreign investments.
Emerging Markets Risk –  The risks related to investing in foreign securities are generally greater with respect to investments in companies that conduct their principal business activities in emerging markets or whose securities are traded principally on exchanges in emerging markets. The risks of investing in emerging markets include risks of illiquidity, increased price volatility, smaller market capitalizations, less government regulation and oversight, less extensive and less frequent accounting, financial, auditing and other reporting requirements, significant delays in settlement of trades, risk of loss resulting from problems in share registration and custody and substantial economic and political disruptions. In addition, the imposition of exchange controls (including repatriation restrictions), sanctions, confiscations, trade restrictions (including tariffs) and other government restrictions by the United States and other governments may also result in losses. Frontier markets are those emerging markets that are considered to be among the smallest, least mature and least liquid, and as a result, the risks of investing in emerging markets are magnified in frontier markets.
Currency Risk –  The risk that the value of the Fund’s investments in foreign securities or currencies will be affected by the value of the applicable currency relative to the U.S. dollar. When the Fund sells a foreign currency or foreign currency denominated security, its value may be worth less in U.S. dollars even if the investment increases in value in its local market. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk, as the revenue earned by issuers of these securities may also be affected by changes in the issuer’s local currency.
Restricted Securities Risk –  Restricted securities are subject to the risk that they may be difficult to sell at the time and price the Fund prefers.
High Yield Investments Risk –  High yield investments rated below investment grade (also referred to as “junk bonds”) are considered to be speculative and are subject to heightened credit risk, which may make the Fund more sensitive to adverse developments in the U.S. and abroad. Lower rated debt securities generally involve greater risk of default or price changes due to changes in the issuer’s creditworthiness than higher rated debt securities. The market prices of these securities may fluctuate more than those of higher rated securities and may decline significantly in periods of general economic difficulty. There may be little trading in the secondary market for particular debt securities, which may make them more difficult to value or sell.

Call Risk –  Call risk is the risk that an issuer, especially during a period of falling interest rates, may redeem a security by repaying it early, which may reduce the Fund’s income if the proceeds are reinvested at lower interest rates.
Liquidity Risk –  The risk that the market for a particular investment or type of investment is or becomes relatively illiquid, making it difficult for the Fund to sell that investment at an advantageous time or price. Illiquidity may be due to events relating to the issuer of the securities, market events, rising interest rates, economic conditions or investor perceptions. Illiquid securities may be difficult to value and their value may be lower than the market price of comparable liquid securities, which would negatively affect the Fund’s performance.
Event Risk –  Event risk is the risk that corporate issuers may undergo restructurings, such as mergers, leveraged buyouts, takeovers, or similar events financed by increased debt. As a result of the added debt, the credit quality and market value of a company’s bonds and/or other debt securities may decline significantly.
Active Investment Management Risk –  The risk that, if the sub-adviser’s investment strategy, including allocating assets to specialist portfolio managers, does not perform as expected, the Fund could underperform its peers or lose money. The investment styles employed by the specialist portfolio managers may not be complementary, which could adversely affect the performance of the Fund. Although the sub-adviser considers several factors when making investment decisions, the sub-adviser may not evaluate every factor prior to investing in a company or issuer, and the sub-adviser may determine that certain factors are more significant than others.
Active Trading Risk –  Active trading could increase the Fund’s transaction costs and may increase your tax liability as compared to a fund with less active trading policies. These effects may adversely affect Fund performance.
Large Shareholder Transaction Risk –  The Fund may experience adverse effects when certain large shareholders redeem or purchase large amounts of shares of the Fund. Such redemptions may cause the Fund to sell securities at times when it would not otherwise do so or borrow money (at a cost to the Fund), which may negatively impact the Fund’s performance and liquidity. Similarly, large purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs.
The Fund is subject to certain other risks. For more information regarding risks and investments, please see “Additional Information Regarding Investment Strategies and Risks” and “More Information About Risks” in the Fund’s statutory prospectus.
PAST PERFORMANCE. The performance information indicates the risks of investing in the Fund. Keep in mind that past performance does not indicate future results. Updated performance information is available at hartfordfunds.com. The returns in the bar chart and table:
•
Assume reinvestment of all dividends and distributions
•
Reflect fee waivers and/or expense limitation arrangements, if any. Absent any applicable fee waivers and/or expense limitation arrangements, performance would have been lower.
The bar chart:
•
Shows how the Fund’s total return has varied from year to year
•
Returns do not include sales charges. If sales charges were reflected, returns would have been lower
•
Shows the returns of Class A shares. Returns for the Fund’s other classes differ only to the extent that the classes do not have the same expenses.

Total returns by calendar year (excludes sales charges)

During the periods shown in the chart above:	Returns	Quarter Ended
Best Quarter Return	7.28%	December 31, 2023
Worst Quarter Return	-6.74%	March 31, 2022
Average Annual Total Returns. The table below shows returns for the Fund over time compared to those of a broad-based market index. After-tax returns, which are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes, are shown only for Class A shares and will vary for other classes. Actual after-tax returns, which depend on an investor’s particular tax situation, may differ from those shown and are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
Average annual total returns for periods ending December 31, 2023 (including sales charges)
Share Classes	1 Year	5 Years	10 Years
Class A – Return Before Taxes	1.75%	0.61%	1.44%
– Return After Taxes on Distributions	0.27%	-0.63%	0.17%
– Return After Taxes on Distributions and Sale of Fund Shares	1.00%	-0.02%	0.57%
Share Classes (Return Before Taxes)
Class C	4.85%	0.75%	1.14%
Class I	6.99%	1.86%	2.22%
Class R3	6.31%	1.21%	1.59%
Class R4	6.60%	1.53%	1.91%
Class R5	6.90%	1.88%	2.23%
Class R6*	6.97%	1.91%	2.29%
Class Y	6.94%	1.87%	2.28%
Class F*	7.01%	1.91%	2.28%
Bloomberg US Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	5.53%	1.10%	1.81%
*
Class R6 shares commenced operations on November 7, 2014 and performance prior to that date is that of the Fund’s Class Y shares. Class F shares commenced operations on February 28, 2017 and performance prior to that date is that of the Fund’s Class I shares. Performance prior to an inception date of a class has not been adjusted to reflect the operating expenses of such class.
MANAGEMENT. The Fund’s investment manager is Hartford Funds Management Company, LLC. The Fund’s sub-adviser is Wellington Management.
Portfolio Manager	Title	Involved with Fund Since
Joseph F. Marvan, CFA	Senior Managing Director and Fixed Income Portfolio Manager	2012
Campe Goodman, CFA	Senior Managing Director and Fixed Income Portfolio Manager	2012
Robert D. Burn, CFA	Senior Managing Director and Fixed Income Portfolio Manager	2012
Jeremy Forster	Managing Director and Fixed Income Portfolio Manager	2012
PURCHASE AND SALE OF FUND SHARES. Class C shares of the Fund are closed to new investors. No purchases of a closed share class are allowed, other than as follows: (i) purchases by shareholders of record of the Fund as of March 29, 2019 to add to their existing Fund accounts through subsequent purchases or through exchanges from other

Hartford mutual funds; (ii) purchases by shareholders of the Fund through reinvestment of dividends or capital gains distributions; (iii) purchases by certain financial institutions or financial intermediary firms that have been approved by Hartford Funds Distributors, LLC to purchase shares of the Fund on behalf of their client; (iv) purchases through new accounts established with existing shares of the Fund by transfer, such as transfers as a result of death; and (v) purchases, including through reinvestment of dividends or capital gains distributions, by any shareholder who receives shares of the Fund as part of a reorganization. Please see the section entitled “Classes of Shares” in the Fund’s statutory prospectus for more information. Not all share classes are available for all investors. Minimum investment amounts may be waived for certain accounts. Certain financial intermediaries may impose different restrictions than those described below.
Share Classes	Minimum Initial Investment	Minimum Subsequent Investment
Class A, Class C and Class I	$2,000 for all accounts except: $250, if establishing an Automatic Investment Plan (“AIP”), with recurring monthly investments of at least $50	$50
Class R3, Class R4, Class R5 and Class R6	No minimum initial investment	None
Class Y	$250,000 This requirement is waived when the shares are purchased through omnibus accounts (or similar types of accounts).	None
Class F	$1,000,000 This requirement is waived when the shares are purchased through omnibus accounts (or similar types of accounts).	None
For more information, please see the “How To Buy And Sell Shares” section of the Fund’s statutory prospectus.
You may sell your shares of the Fund on those days when the New York Stock Exchange is open, typically Monday through Friday. You may sell your shares through your financial intermediary. With respect to certain accounts, you may sell your shares on the web at hartfordfunds.com, by phone by calling 1-888-843-7824, by electronic funds transfer, or by wire. In certain circumstances you will need to write to Hartford Funds to request to sell your shares. For regular mail, please send the request to Hartford Funds, P.O. Box 219060, Kansas City, MO 64121-9060. For overnight mail, please send the request to Hartford Funds, 430 W 7th Street, Suite 219060, Kansas City, MO 64105-1407.
TAX INFORMATION. The Fund’s distributions are generally taxable, and may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES. If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial professional), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial professional to recommend the Fund over another investment. Ask your financial professional or visit your financial intermediary’s website for more information.

The Hartford World Bond Fund Summary Section
INVESTMENT OBJECTIVE. The Fund seeks capital appreciation with income as a secondary goal.
YOUR EXPENSES. The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below. Please contact your financial intermediary for more information regarding whether you may be required to pay a brokerage commission or other fees. You may qualify for sales charge discounts for Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in certain classes of Hartford mutual funds or in The Hartford® SMART529® College Savings Plan. More information about these and other discounts is available from your financial professional and in the “How Sales Charges Are Calculated” section beginning on page 131 of the Fund’s statutory prospectus. Descriptions of any financial intermediary specific sales charge waivers and discounts are set forth in Appendix A to the statutory prospectus.
Shareholder Fees (fees paid directly from your investment):
Share Classes	A	C	I	R3	R4	R5	R6	Y	F
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	4.50%	None	None	None	None	None	None	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is less)	None(1)	1.00%	None	None	None	None	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Share Classes	A	C	I	R3	R4	R5	R6	Y	F
Management fees	0.58%	0.58%	0.58%	0.58%	0.58%	0.58%	0.58%	0.58%	0.58%
Distribution and service (12b-1) fees	0.25%	1.00%	None	0.50%	0.25%	None	None	None	None
Other expenses	0.18%	0.17%	0.14%	0.27%	0.22%	0.16%	0.05%	0.14%	0.05%
Total annual fund operating expenses	1.01%	1.75%	0.72%	1.35%	1.05%	0.74%	0.63%	0.72%	0.63%
(1)
Investments of $1 million or more will not be subject to a front-end sales charge, but may be subject to a 1.00% contingent deferred sales charge.
Example. The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then, except as shown below, redeem all of your shares at the end of those periods. The example also assumes that:
•
Your investment has a 5% return each year
•
The Fund’s operating expenses remain the same
•
You reinvest all dividends and distributions.
Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Share Classes	Year 1	Year 3	Year 5	Year 10
A	$548	$757	$983	$1,631
C	$278	$551	$949	$2,062
I	$74	$230	$401	$894
R3	$137	$428	$739	$1,624
R4	$107	$334	$579	$1,283
R5	$76	$237	$411	$918
R6	$64	$202	$351	$786
Y	$74	$230	$401	$894
F	$64	$202	$351	$786
If you did not redeem your shares:

C	$178	$551	$949	$2,062
Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the fiscal year ended October 31, 2023, the Fund’s portfolio turnover rate was 82% of the average value of its portfolio (excluding to be announced (TBA) roll transactions). If TBA roll transactions were included, the Fund’s portfolio turnover rate would have been 100% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the Fund invests at least 80% of its assets in a broad range of fixed income securities, including U.S. and non-U.S. government and corporate debt (including bonds), mortgage-related and other asset-backed securities, loan participations, inflation-protected securities, structured securities, variable, floating, and inverse floating rate instruments and preferred stock. The Fund may invest in both developed and developing markets. Under normal circumstances, the Fund will invest at least 75% of its net assets in investment grade debt securities; however, the Fund has the ability to invest up to 50% of its net assets in securities rated below investment grade (also referred to as “junk bonds”) if market conditions warrant. The Fund is a non-diversified fund, meaning that the Fund may invest a larger proportion of its assets in the securities of one or more issuers than a fund that is “diversified”. The Fund may trade securities actively and may invest in debt securities of any maturity or duration. The Fund may invest in certain restricted securities, such as securities that are only eligible for resale pursuant to Rule 144A, and securities of U.S. and non-U.S. issuers that are issued pursuant to Regulation S. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis, including securities acquired or sold in the TBA market.
For purposes of pursuing its investment objective, the Fund regularly enters into currency-related transactions involving certain derivative instruments, including currency forwards, currency options and currency index futures contracts. The Fund may also enter into various other transactions involving derivatives, including financial futures contracts (such as interest rate or bond futures) and options on such contracts, swap agreements (which may include interest rate and credit default swaps). The Fund may use any of the above currency techniques or other derivative transactions for the purposes of seeking: to enhance Fund returns; to increase liquidity; to gain exposure to particular instruments in more efficient or less expensive ways; and/or to hedge risks relating to changes in interest rates and other market factors.
Under normal circumstances, the Fund will invest at least 40% of its net assets in foreign securities or derivative instruments or other investments with exposure to foreign securities of at least three different countries outside the United States. During periods of unfavorable market conditions, the Fund may reduce its exposure to foreign securities, but typically will continue to invest at least 30% of its net assets in foreign securities as described above. Investments are deemed to be “foreign” if: (a) an issuer’s domicile or location of headquarters is in a foreign country; (b) an issuer derives a significant proportion (at least 50%) of its revenues or profits from goods produced or sold, investments made, or services performed in a foreign country or has at least 50% of its assets situated in a foreign country; (c) the principal trading market for a security is located in a foreign country; or (d) it is a foreign currency. The Fund’s exposure to foreign issuers relative to the Fund’s exposure to foreign currencies may be significantly different as a result of currency hedging and other currency related transactions.
Wellington Management Company LLP (“Wellington Management”) believes that opportunities arise when there are inefficiencies in the global fixed income and currency markets due to unsynchronized economic, interest rate and credit cycles. In selecting investments for the Fund, Wellington Management seeks to exploit such inefficiencies. As part of the portfolio construction process, Wellington Management combines its top-down strategy with its bottom-up fundamental research. As part of this process, Wellington Management focuses on risk management; analysis of the macroeconomic cycle; and sector and quality positioning. Wellington Management also may consider financially material environmental, social, and/or governance (“ESG”) characteristics to assess the risk and return potential of individual corporate and sovereign bonds (where such data and information is available). The portfolio managers may allocate a portion of the Fund’s assets to specialists within Wellington Management to implement the individual sector and security selection strategies. The Fund does not seek to track, replicate or be correlated to any securities index or securities benchmark.
PRINCIPAL RISKS. The principal risks of investing in the Fund are described below. When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. As with any fund, there is no guarantee that the Fund will achieve its investment objective.

Market Risk –  Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Securities of a company may decline in value due to its financial prospects and activities, including certain operational impacts, such as data breaches and cybersecurity attacks. Securities may also decline in value due to general market and economic movements and trends, including adverse changes to credit markets, or as a result of other events such as geopolitical events, natural disasters, or widespread pandemics (such as COVID-19) or other adverse public health developments.
Interest Rate Risk –  The risk that your investment may go down in value when interest rates rise, because when interest rates rise, the prices of bonds and fixed rate loans fall. A wide variety of factors can cause interest rates to rise, including central bank monetary policies and inflation rates. Generally, the longer the maturity of a bond or fixed rate loan, the more sensitive it is to this risk. Falling interest rates also create the potential for a decline in the Fund’s income. These risks are greater during periods of rising inflation. Volatility in interest rates and in fixed income markets may increase the risk that the Fund’s investment in fixed income securities will go down in value. Risks associated with rising interest rates are currently heightened because the Federal Reserve has raised, and may continue to raise, interest rates and inflation is elevated. Actions taken by the Federal Reserve Board or foreign central banks to stimulate or stabilize economic growth, such as decreases or increases in short-term interest rates, may adversely affect markets, which could, in turn, negatively impact Fund performance.
Foreign Investments Risk –  Investments in foreign securities may be riskier, more volatile, and less liquid than investments in U.S. securities. Differences between the U.S. and foreign regulatory regimes and securities markets, including the less stringent investor protection, less stringent accounting, corporate governance, financial reporting and disclosure standards of some foreign markets, as well as political and economic developments in foreign countries and regions and the U.S. (including the imposition of sanctions, tariffs, or other governmental restrictions), may affect the value of the Fund’s investments in foreign securities. Changes in currency exchange rates may also adversely affect the Fund’s foreign investments.
Sovereign Debt Risk –  Non-U.S. sovereign and quasi-sovereign debt are subject to the risk that the issuer or government authority that controls the repayment of the debt may be unable or unwilling to repay the principal or interest when due. This may result from political or social factors, the general economic environment of a country or economic region, levels of foreign debt or foreign currency exchange rates.
Emerging Markets Risk –  The risks related to investing in foreign securities are generally greater with respect to investments in companies that conduct their principal business activities in emerging markets or whose securities are traded principally on exchanges in emerging markets. The risks of investing in emerging markets include risks of illiquidity, increased price volatility, smaller market capitalizations, less government regulation and oversight, less extensive and less frequent accounting, financial, auditing and other reporting requirements, significant delays in settlement of trades, risk of loss resulting from problems in share registration and custody and substantial economic and political disruptions. In addition, the imposition of exchange controls (including repatriation restrictions), sanctions, confiscations, trade restrictions (including tariffs) and other government restrictions by the United States and other governments may also result in losses. Frontier markets are those emerging markets that are considered to be among the smallest, least mature and least liquid, and as a result, the risks of investing in emerging markets are magnified in frontier markets.
Currency Risk –  The risk that the value of the Fund’s investments in foreign securities or currencies will be affected by the value of the applicable currency relative to the U.S. dollar. When the Fund sells a foreign currency or foreign currency denominated security, its value may be worth less in U.S. dollars even if the investment increases in value in its local market. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk, as the revenue earned by issuers of these securities may also be affected by changes in the issuer’s local currency.
High Yield Investments Risk –  High yield investments rated below investment grade (also referred to as “junk bonds”) are considered to be speculative and are subject to heightened credit risk, which may make the Fund more sensitive to adverse developments in the U.S. and abroad. Lower rated debt securities generally involve greater risk of default or price changes due to changes in the issuer’s creditworthiness than higher rated debt securities. The market prices of these securities may fluctuate more than those of higher rated securities and may decline significantly in periods of general economic difficulty. There may be little trading in the secondary market for particular debt securities, which may make them more difficult to value or sell.

Mortgage-Related and Asset-Backed Securities Risk –  Mortgage-related and asset-backed securities represent interests in “pools” of mortgages or other assets, including consumer loans or receivables held in trust. These mortgage-related or asset-backed securities are subject to credit risk, interest rate risk, “prepayment risk” (the risk that borrowers will repay a loan more quickly in periods of falling interest rates) and “extension risk” (the risk that borrowers will repay a loan more slowly in periods of rising interest rates). If the Fund invests in mortgage-related or asset-backed securities that are subordinated to other interests in the same mortgage or asset pool, the Fund may only receive payments after the pool’s obligations to other investors have been satisfied. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool’s ability to make payments of principal or interest to the Fund, reducing the values of those securities or in some cases rendering them worthless. The risk of such defaults is generally higher in the case of mortgage pools that include so-called “subprime” mortgages. Uniform mortgage-backed securities, which generally align the characteristics of Fannie Mae and Freddie Mac certificates, are a recent innovation and the effect they may have on the market for mortgage-related securities is uncertain.
Credit Risk –  Credit risk is the risk that the issuer of a security or other instrument will not be able to make principal and interest payments when due. Changes in an issuer’s financial strength, credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation. Periods of market volatility may increase credit risk.
Derivatives Risk –  Derivatives are instruments whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Successful use of derivative instruments by the Fund depends on the sub-adviser’s judgment with respect to a number of factors and the Fund’s performance could be worse and/or more volatile than if it had not used these instruments. In addition, the fluctuations in the value of derivatives may not correlate perfectly with the value of any portfolio assets being hedged, the performance of the asset class to which the sub-adviser seeks exposure, or the overall securities markets.
Forward Currency Contracts Risk –  A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in foreign currency exchange rates. While forward foreign currency exchange contracts do not eliminate fluctuations in the value of foreign securities, they do allow the Fund to establish a fixed rate of exchange for a future point in time. Use of such contracts, therefore, can have the effect of reducing returns and minimizing opportunities for gain. The Fund could also lose money when the contract is settled. The Fund’s gains from its positions in forward foreign currency contracts may accelerate and/or recharacterize the Fund’s income or gains and its distributions to shareholders as ordinary income. The Fund’s losses from such positions may also recharacterize the Fund’s income and its distributions to shareholders and may cause a return of capital to Fund shareholders. Such acceleration or recharacterization could affect an investor’s tax liability.
Futures and Options Risk –  Futures and options may be more volatile than direct investments in the securities underlying the futures and options, may not correlate perfectly to the underlying securities, may involve additional costs, and may be illiquid. Futures and options also may involve the use of leverage as the Fund may make a small initial investment relative to the risk assumed, which could result in losses greater than if futures or options had not been used. Futures and options are also subject to the risk that the other party to the transaction may default on its obligation.
Swaps Risk –  A swap is a contract that generally obligates the parties to exchange payments based on a specified reference security, basket of securities, security index or index component. Swaps can involve greater risks than direct investment in securities because swaps may be leveraged and are subject to counterparty risk (e.g., the risk of a counterparty defaulting on the obligation or bankruptcy), credit risk and pricing risk (i.e., swaps may be difficult to value). Certain swaps may also be considered illiquid. It may not be possible for the Fund to liquidate a swap position at an advantageous time or price, which may result in significant losses.
Leverage Risk –  Certain transactions, such as the use of derivatives, may give rise to leverage. Leverage can increase market exposure, increase volatility in the Fund, magnify investment risks, and cause losses to be realized more quickly. The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations when it may not be advantageous to do so.

Call Risk –  Call risk is the risk that an issuer, especially during a period of falling interest rates, may redeem a security by repaying it early, which may reduce the Fund’s income if the proceeds are reinvested at lower interest rates.
Non-Diversification Risk –  The Fund is non-diversified, which means it is permitted to invest a greater portion of its assets in a smaller number of issuers than a “diversified” fund. For this reason the Fund may be more exposed to the risks associated with and developments affecting an individual issuer than a fund that invests more widely. The Fund may also be subject to greater market fluctuation and price volatility than a more broadly diversified fund.
Restricted Securities Risk –  Restricted securities are subject to the risk that they may be difficult to sell at the time and price the Fund prefers.
U.S. Government Securities Risk –  Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Securities backed by the U.S. Treasury or the full faith and credit of the United States are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so. In addition, the value of U.S. Government securities may be affected by changes in the credit rating of the U.S. Government. U.S. Government securities are also subject to the risk that the U.S. Treasury will be unable to meet its payment obligations.
Regional/Country Focus Risk –  To the extent that the Fund focuses its investments in a particular geographic region or country, the Fund may be subject to increased currency, political, regulatory, economic and other risks associated with that region or country. A natural or other disaster could occur in a geographic region in which the Fund invests, which could affect the economy or particular business operations of companies in the specific geographic region. As a result, the Fund may be subject to greater price volatility and risk of loss than a fund holding more geographically diverse investments.
Active Investment Management Risk –  The risk that, if the sub-adviser’s investment strategy, including allocating assets to specialist portfolio managers, does not perform as expected, the Fund could underperform its peers or lose money. The investment styles employed by the specialist portfolio managers may not be complementary, which could adversely affect the performance of the Fund. Although the sub-adviser considers several factors when making investment decisions, the sub-adviser may not evaluate every factor prior to investing in a company or issuer, and the sub-adviser may determine that certain factors are more significant than others.
Active Trading Risk –  Active trading could increase the Fund’s transaction costs and may increase your tax liability as compared to a fund with less active trading policies. These effects may adversely affect Fund performance.
To Be Announced (TBA) Transactions Risk –  TBA transactions involve the risk that the security the Fund buys will lose value prior to its delivery. The Fund is subject to this risk whether or not the Fund takes delivery of the securities on the settlement date for a transaction. There also is the risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, the Fund loses both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price. The Fund may also take a short position in a TBA investment when it owns or has the right to obtain, at no added cost, identical securities. If the Fund takes such a short position, it may reduce the risk of a loss if the price of the securities declines in the future, but will lose the opportunity to profit if the price rises. TBA transactions may also result in a higher portfolio turnover rate and/or increased capital gains for the Fund.
ESG Integration Risk –  Integrating financially material ESG analysis into the investment process carries the risk that the Fund may perform differently from funds that do not integrate ESG into their analysis, or funds that evaluate different ESG characteristics. ESG characteristics are one of several factors that may be considered and as a result, the Fund’s investments may not have favorable ESG characteristics or high ESG ratings.
Large Shareholder Transaction Risk –  The Fund may experience adverse effects when certain large shareholders redeem or purchase large amounts of shares of the Fund. Such redemptions may cause the Fund to sell securities at times when it would not otherwise do so or borrow money (at a cost to the Fund), which may negatively impact the Fund’s performance and liquidity. Similarly, large purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs.

The Fund is subject to certain other risks. For more information regarding risks and investments, please see “Additional Information Regarding Investment Strategies and Risks” and “More Information About Risks” in the Fund’s statutory prospectus.
PAST PERFORMANCE. The performance information indicates the risks of investing in the Fund. Keep in mind that past performance does not indicate future results. Updated performance information is available at hartfordfunds.com. The returns in the bar chart and table:
•
Assume reinvestment of all dividends and distributions
•
Reflect fee waivers and/or expense limitation arrangements, if any. Absent any applicable fee waivers and/or expense limitation arrangements, performance would have been lower.
The bar chart:
•
Shows how the Fund’s total return has varied from year to year
•
Returns do not include sales charges. If sales charges were reflected, returns would have been lower
•
Shows the returns of Class A shares. Returns for the Fund’s other classes differ only to the extent that the classes do not have the same expenses.
Total returns by calendar year (excludes sales charges)

During the periods shown in the chart above:	Returns	Quarter Ended
Best Quarter Return	4.90%	December 31, 2023
Worst Quarter Return	-3.16%	June 30, 2022
Average Annual Total Returns. The table below shows returns for the Fund over time compared to those of two indices. The FTSE World Government Bond Index serves as the Fund’s performance index because the Fund’s investment manager believes it is more representative of the Fund’s investment strategy. The Bloomberg US Aggregate Bond Index serves as the Fund’s regulatory index and provides a broad measure of market performance. After-tax returns, which are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes, are shown only for Class A shares and will vary for other classes. Actual after-tax returns, which depend on an investor’s particular tax situation, may differ from those shown and are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Average annual total returns for periods ending December 31, 2023 (including sales charges)
Share Classes	1 Year	5 Years	10 Years
Class A – Return Before Taxes	-0.82%	-0.24%	0.87%
– Return After Taxes on Distributions	-1.97%	-0.85%	0.15%
– Return After Taxes on Distributions and Sale of Fund Shares	-0.50%	-0.43%	0.38%
Share Classes (Return Before Taxes)
Class C	2.08%	-0.04%	0.60%
Class I	4.23%	0.99%	1.62%
Class R3	3.57%	0.35%	1.01%
Class R4	3.86%	0.68%	1.31%
Class R5	4.21%	0.97%	1.61%
Class R6*	4.29%	1.08%	1.73%
Class Y	4.21%	0.99%	1.67%
Class F*	4.21%	1.06%	1.68%
FTSE World Government Bond Index (reflects no deduction for fees, expenses or taxes)	5.18%	-1.39%	-0.31%
Bloomberg US Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	5.53%	1.10%	1.81%
*
Class R6 shares commenced operations on November 7, 2014 and performance prior to that date is that of the Fund’s Class Y shares. Class F shares commenced operations on February 28, 2017 and performance prior to that date is that of the Fund’s Class I shares. Performance prior to an inception date of a class has not been adjusted to reflect the operating expenses of such class.
MANAGEMENT. The Fund’s investment manager is Hartford Funds Management Company, LLC. The Fund’s sub-adviser is Wellington Management.
Portfolio Manager	Title	Involved with Fund Since
Mark H. Sullivan, CFA	Senior Managing Director and Fixed Income Portfolio Manager	2011
Martin Harvey, CFA	Managing Director and Fixed Income Portfolio Manager	2016
Marion Pelata	Vice President and Portfolio Manager	2018
PURCHASE AND SALE OF FUND SHARES. Not all share classes are available for all investors. Minimum investment amounts may be waived for certain accounts. Certain financial intermediaries may impose different restrictions than those described below.
Share Classes	Minimum Initial Investment	Minimum Subsequent Investment
Class A, Class C and Class I	$2,000 for all accounts except: $250, if establishing an Automatic Investment Plan (“AIP”), with recurring monthly investments of at least $50	$50
Class R3, Class R4, Class R5 and Class R6	No minimum initial investment	None
Class Y	$250,000 This requirement is waived when the shares are purchased through omnibus accounts (or similar types of accounts).	None
Class F	$1,000,000 This requirement is waived when the shares are purchased through omnibus accounts (or similar types of accounts).	None
For more information, please see the “How To Buy And Sell Shares” section of the Fund’s statutory prospectus.
You may sell your shares of the Fund on those days when the New York Stock Exchange is open, typically Monday through Friday. You may sell your shares through your financial intermediary. With respect to certain accounts, you may sell your shares on the web at hartfordfunds.com, by phone by calling 1-888-843-7824, by electronic funds transfer, or by wire. In certain circumstances you will need to write to Hartford Funds to request to sell your shares. For regular mail, please send the request to Hartford Funds, P.O. Box 219060, Kansas City, MO 64121-9060. For overnight mail, please send the request to Hartford Funds, 430 W 7th Street, Suite 219060, Kansas City, MO 64105-1407.

TAX INFORMATION. The Fund’s distributions are generally taxable, and may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES. If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial professional), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial professional to recommend the Fund over another investment. Ask your financial professional or visit your financial intermediary’s website for more information.

Additional Information Regarding Investment Strategies and Risks
Information about the investment objective and principal investment strategy for each of Hartford Dynamic Bond Fund (the “Dynamic Bond Fund”), The Hartford Emerging Markets Local Debt Fund (the “Emerging Markets Local Debt Fund”), The Hartford Floating Rate Fund (the “Floating Rate Fund”), The Hartford High Yield Fund (the “High Yield Fund”), The Hartford Inflation Plus Fund (the “Inflation Plus Fund”), Hartford Low Duration High Income Fund (the “Low Duration High Income Fund”), The Hartford Municipal Opportunities Fund (the “Municipal Opportunities Fund”), Hartford Municipal Short Duration Fund (the “Municipal Short Duration Fund”), The Hartford Short Duration Fund (the “Short Duration Fund”), The Hartford Strategic Income Fund (the “Strategic Income Fund”), Hartford Sustainable Municipal Bond Fund (the “Sustainable Municipal Bond Fund”), The Hartford Total Return Bond Fund (the “Total Return Bond Fund”), and The Hartford World Bond Fund (the “World Bond Fund”) (each, a “Fund,” and collectively, the “Funds”) is provided in that Fund’s summary section. Additional information regarding the principal investment strategy and other investment policies for each Fund is provided below.
dynamic bond Fund
In addition to the principal strategies described in the summary section, the Fund may also (1) engage in short-selling of “to-be-announced” investments; (2) enter into bond forwards; (3) invest in other investment companies (including exchange-traded funds (ETFs)); (4) invest in exchange traded notes; (5) invest in convertible securities, including contingent capital securities (also known as contingent convertible securities or CoCos); (6) invest in preferred stock; (7) invest in credit risk transfer securities; (8) invest in zero coupon securities; and (9) use other types of derivative instruments.
The sub-adviser, Wellington Management, seeks to blend longer-term, strategic positioning with shorter term, tactical investments to identify market segments, and individual securities, with the potential to provide a positive probability weighted expected return. When evaluating investments for the Fund, the investment team also has access to, and may consider, proprietary environmental, social and/or governance (“ESG”) research prepared by Wellington Management’s dedicated ESG team to help evaluate a company’s (or issuer’s) risk and return potential. Wellington Management believes financially material ESG characteristics can impact the performance of the companies (or issuers) in which it invests. The investment team has discretion to determine the level at which financially material ESG characteristics are imbedded into its overall analysis.
Emerging Markets Local Debt Fund
In addition to the principal strategies described in the summary section, the Fund may also (1) invest in convertible securities, including contingent capital securities (also known as contingent convertible securities or CoCos); (2) enter into bond forwards; (3) invest in mortgage- and asset-backed securities; (4) invest in other investment companies, including exchange-traded funds (ETFs); (5) invest in exchange traded notes; (6) invest in sukuk; (7) invest in zero coupon securities; and (8) use other types of derivative instruments, such as forward rate agreements.
The sub-adviser, Wellington Management, combines comprehensive top-down quantitative and macroeconomic analysis with detailed bottom up fundamental credit, interest rate, and currency research to seek to identify the most attractive investment opportunities in the emerging local debt and currency markets. When evaluating investments for the Fund, the investment team also has access to, and may consider, proprietary environmental, social and/or governance (“ESG”) research prepared by Wellington Management’s dedicated ESG team to help evaluate a company’s (or issuer’s) risk and return potential. Wellington Management believes financially material ESG characteristics can impact the performance of the companies (or issuers) in which it invests. The investment team has discretion to determine the level at which financially material ESG characteristics are imbedded into its overall analysis.
FLOATING RATE Fund
Like loans, debt securities are used to borrow money. The issuer usually pays a fixed, variable, or floating rate of interest, and must repay the amount borrowed at the maturity of the security. Some debt securities do not pay current interest but are sold at a discount from their face values. Debt securities include all types of debt instruments such as corporate bonds, government securities, repurchase agreements, and mortgage and other asset-backed securities, including without limitation collateralized debt obligations and commercial mortgage-backed securities issued by private entities. In addition to the principal strategies described in the summary section, the Fund may also invest in (1) convertible securities; (2) forward currency exchange contracts and other types of derivative instruments primarily to mitigate the effects of foreign currency fluctuations among other reasons; (3) companies whose financial condition is uncertain, where the Borrower has defaulted in the payment of interest or principal or in the performance of its covenants or agreements or that may be involved in bankruptcy proceedings, reorganizations, or financial restructurings; (4) other investment companies, including exchange-traded funds (ETFs); (5) exchange traded notes; (6) high yield bonds (also referred to as “junk bonds”); (7) restricted securities; (8) zero coupon securities; (9) collateralized loan obligations; and (10) use other types of derivative instruments. The Fund may receive equity or equity-related securities in connection with a restructuring or workout of a prior or existing fixed income investment.
With respect to its ESG analysis discussed in the summary section, the investment team has access to the analysis and research of Wellington Management’s dedicated ESG team, who provide industry specific research. The dedicated ESG team also may engage with certain issuers regarding governance practices as well as what it deems to be materially important environmental and/or social issues facing an issuer. ESG characteristics may include environmental impact, such as carbon exposure; social conditions, such as demographic trends; and governance matters, such as shareholder rights and board independence, effectiveness, and composition. The ESG characteristics that may be considered will differ depending on the facts and circumstances of particular issuers. The investment team may consult the dedicated ESG analysts for insight on material factors of differentiation between companies within regional and sector peer groups. The dedicated ESG team also assist the investment team in its identification of global best practices and collaboration on company engagement as well as collaborates on new research paths.
HIGH YIELD Fund
In addition to the principal strategies described in the summary section, the Fund may invest up to 15% of its net assets in bank loans or loan participation interests in secured or unsecured variable, fixed or floating rate loans to U.S. and foreign corporations, partnerships and other entities. The Fund may invest up to 15% of its net assets in preferred stocks, convertible securities (including contingent capital securities (also known as contingent convertible securities or CoCos)), and securities accompanied by warrants to purchase equity securities. In addition to the principal strategies described in the summary section, the Fund may also (1) invest in other investment companies (including exchange-traded funds (ETFs)), (2) invest in exchange traded notes, (3) invest in zero coupon securities, and (4) use other types of derivative instruments, such as forward rate agreements. The Fund may invest up to 30% of its net assets in securities of foreign issuers, including non-dollar securities. Foreign issuers also include securities of emerging market issuers and the Fund may invest in emerging market issuers.
The sub-adviser, Wellington Management, combines top-down strategy with bottom-up fundamental research and comprehensive risk management within the portfolio construction process. Bottom-up, internally generated, fundamental research is combined with top down/sector themes which includes an analysis of the business cycle, together with sector and quality positioning. An important component of the portfolio construction process aims to build portfolios that are well diversified by industry but also take advantage of favorable secular or cyclical industry trends. Business cycle analysis is important in determining the overall risk posture of the Fund. Wellington Management emphasizes risk control throughout the investment process through credit research, portfolio diversification, and analytics.
With respect to its ESG analysis discussed in the summary section, the investment team has access to the analysis and research of Wellington Management’s dedicated ESG team, who provide industry specific research. The dedicated ESG team also may engage with certain issuers regarding governance practices as well as what it deems to be materially important environmental and/or social issues facing an issuer. ESG characteristics may include environmental impact, such as carbon exposure; social conditions, such as demographic trends; and governance matters, such as shareholder rights and board independence, effectiveness, and composition. The ESG characteristics that may be considered will differ depending on the facts and circumstances of particular issuers. The investment team believes that companies with elevated carbon footprints may be more likely to lose access to the capital markets in the future, which in turn could have a negative impact on bondholders. The investment team may consult the dedicated ESG analysts for insight on material factors of differentiation between companies within regional and sector peer groups. The dedicated ESG team also assist the investment team in its identification of global best practices and collaboration on company engagement as well as collaborates on new research paths.
INFLATION PLUS Fund
Wellington Management combines top-down strategy with bottom-up fundamental research and comprehensive risk management within the portfolio construction process. The investment process begins with the development of an interest rate and inflation outlook developed by Wellington Management’s Inflation-Linked Bond Investment Team. Sector allocations between U.S. Treasury inflation-protected securities and other security types are determined by the portfolio managers and made on the basis of relative value and in light of the team’s inflation forecast.
Individual security selection decisions are made on the basis of relative value and the contribution of a security to the desired characteristics of the overall Fund. Wellington Management monitors risk throughout the investment process and seeks to manage risk at the security, sector, and total Fund level. When evaluating investments for the Fund, the investment team also has access to, and may consider, proprietary environmental, social and/or governance (“ESG”) research prepared by Wellington Management’s dedicated ESG team to help evaluate a company’s (or issuer’s) risk and return potential. Wellington Management believes financially material ESG characteristics can impact the performance of the companies (or issuers) in which it invests. The investment team has discretion to determine the level at which financially material ESG characteristics are imbedded into its overall analysis.
Inflation-protected debt securities are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of inflation-protected debt securities may be adjusted downward, and consequently the interest payable on these securities (calculated with respect to the smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-protected debt securities. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal. Inflation-protected securities of foreign issuers are generally indexed to the inflation rates in their respective economies.
There is no limit on the maturity or duration of debt securities held by the Fund or the average maturity of the Fund’s portfolio.
The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis. Such securities may include mortgage-backed securities acquired or sold in the “to be announced” (TBA) market. The Fund may invest up to 15% of its net assets in bank loans or loan participation interests in secured or unsecured variable, fixed or floating rate loans to U.S. and foreign corporations, partnerships and other entities. In addition to the principal strategies described in the summary section, the Fund may also: (1) enter into bond forwards; (2) use reverse repurchase transactions; (3) engage in short-selling of “to-be-announced” investments; (4) invest in other investment companies, including exchange-traded funds (ETFs), (5) invest in exchange traded notes; (6) invest in restricted securities; (7) invest in collateralized loan obligations; (8) invest in zero coupon securities; (9) use dollar rolls; and (10) use other types of derivative instruments, such as forward rate agreements.
LOW DURATION High Income Fund
In addition to the principal strategies described in the summary section, the Fund may also (1) engage in short-selling of TBA investments; (2) enter into bond forwards; (3) invest in other investment companies (including exchange-traded funds (ETFs)); (4) invest in exchange traded notes (ETNs); (5) invest in contingent capital securities (also known as contingent convertible securities or CoCos); (6) invest in preferred stock; (7) invest in zero coupon securities; (8) invest in fixed-income securities issued by foreign governments (including quasi-sovereign debt); (9) invest in municipal securities; (10) use dollar rolls; and (11) use other types of derivative instruments. The Fund may invest in securities of emerging market issuers.
Wellington Management combines comprehensive top-down quantitative and macroeconomic analysis with detailed bottom-up research to seek to identify the most attractive investment opportunities. Wellington Management seeks to add value through sector rotation strategies and securities selection. When evaluating whether to sell a security, Wellington Management considers certain factors, such as the relative valuation of available alternatives; the impact on the Fund’s yield, quality, and liquidity; and the impact on the Fund’s maturity and sector weights. When evaluating investments for the Fund, the investment team also has access to, and may consider, proprietary environmental, social and/or governance (“ESG”) research prepared by Wellington Management’s dedicated ESG team to help evaluate a company’s (or issuer’s) risk and return potential. Wellington Management believes financially material ESG characteristics can impact the performance of the companies (or issuers) in which it invests. The investment team has discretion to determine the level at which financially material ESG characteristics are imbedded into its overall analysis.
MUNICIPAL OPPORTUNITIES Fund
Although the Fund does not have restrictions regarding maturity or duration, the Fund tends to have an average maturity of 5 - 25 years. In addition to the principal strategies described in the summary section, the Fund may use derivatives and may invest in variable rate bonds known as “inverse floaters” which pay interest at rates that bear an inverse relationship to changes in short-term market interest rates. The Fund may use derivatives to manage portfolio risk, to replicate securities the Fund could buy that are not currently available in the market or for other investment purposes. The Fund may also (1) enter into repurchase and reverse repurchase agreements; (2) invest in other investment companies, including exchange-traded funds (ETFs); (3) invest in exchange traded notes; (4) invest in restricted securities; and (5) invest in zero coupon securities.

With respect to its ESG analysis discussed in the summary section, the investment team has access to the analysis and research of Wellington Management’s dedicated ESG team, who provide industry specific research. The dedicated ESG team also may engage with certain issuers regarding governance practices as well as what it deems to be materially important environmental and/or social issues facing an issuer. ESG characteristics may include environmental-related events, such as extreme weather; social conditions, such as demographic trends; and governance matters, such as management efficacy and board independence, effectiveness, composition, and credibility. The ESG characteristics that may be considered will differ depending on the facts and circumstances of particular issuers. This assessment may include how ESG risks impact municipal fundamentals and whether valuations compensate for that risk.
MUNICIPAL SHORT DURATION Fund
Although the Fund may invest in securities of any maturity, the Fund tends to have an average maturity of 1– 10 years. In addition to the principal strategies described in the summary section, the Fund may use derivatives and may invest in variable rate bonds known as “inverse floaters” which pay interest at rates that bear an inverse relationship to changes in short-term market interest rates. The Fund may use derivatives to manage portfolio risk, to replicate securities the Fund could buy that are not currently available in the market or for other investment purposes. The Fund may also (1) enter into repurchase and reverse repurchase agreements; (2) invest in other investment companies, including exchange-traded funds (ETFs); (3) invest in exchange traded notes; (4) invest in restricted securities; and (5) invest in zero coupon securities.
With respect to its ESG analysis discussed in the summary section, the investment team has access to the analysis and research of Wellington Management’s dedicated ESG team, who provide industry specific research. The dedicated ESG team also may engage with certain issuers regarding governance practices as well as what it deems to be materially important environmental and/or social issues facing an issuer. ESG characteristics may include environmental-related events, such as extreme weather; social conditions, such as demographic trends; and governance matters, such as management efficacy and board independence, effectiveness, composition, and credibility. The ESG characteristics that may be considered will differ depending on the facts and circumstances of particular issuers. This assessment may include how ESG risks impact municipal fundamentals and whether valuations compensate for that risk.
SHORT DURATION Fund
The sub-adviser, Wellington Management, uses proprietary research to conduct value-driven sector rotation and intensive credit and structure analyses, while utilizing interest rate management, within the portfolio construction process. Wellington Management seeks to add value from top-down sector rotation decisions, bottom-up security selection within sectors, and interest rate management. When evaluating investments for the Fund, the investment team also has access to, and may consider, proprietary environmental, social and/or governance (“ESG”) research prepared by Wellington Management’s dedicated ESG team to help evaluate a company’s (or issuer’s) risk and return potential. Wellington Management believes financially material ESG characteristics can impact the performance of the companies (or issuers) in which it invests. The investment team has discretion to determine the level at which financially material ESG characteristics are imbedded into its overall analysis.
In addition to the principal strategies described in the summary section, the Fund may also enter into bond forwards and use other types of derivative instruments, such as forward currency contracts. The Fund may also purchase or sell securities on a when-issued, delayed delivery or forward commitment basis. Such securities may include mortgage-backed securities acquired or sold in the “to be announced” (TBA) market. The Fund may also invest in other investment companies (including exchange-traded funds (ETFs)), exchange traded notes, emerging market securities and non-dollar securities.
STRATEGIC INCOME Fund
In addition to the principal strategies described in the summary section, the Fund may also (1) engage in short-selling of “to-be-announced” investments, (2) enter into bond forwards; (3) invest in other investment companies (including exchange-traded funds (ETFs)); (4) invest in exchange traded notes; (5) invest in convertible securities, including contingent capital securities (also known as contingent convertible securities or CoCos); (6) invest in preferred stock; (7) invest in common stock; (8) invest in credit risk transfer securities; (9) invest in zero coupon securities; (10) use dollar rolls; and (11) use other types of derivative instruments.
The sub-adviser, Wellington Management, blends longer-term, strategic positioning with shorter term, tactical investment strategies. Wellington Management seeks to add value from top-down sector rotation decisions, bottom-up security selection within sectors, and interest rate management. As a part of the investment process, Wellington Management seeks to exploit inefficiencies in high yield credit markets. When evaluating investments for the Fund, the investment team also has access to, and may consider, proprietary environmental, social and/or governance (“ESG”)

research prepared by Wellington Management’s dedicated ESG team to help evaluate a company’s (or issuer’s) risk and return potential. Wellington Management believes financially material ESG characteristics can impact the performance of the companies (or issuers) in which it invests. The investment team has discretion to determine the level at which financially material ESG characteristics are imbedded into its overall analysis.
Sustainable municipal bond Fund
Although the Fund may invest in securities of any maturity, the Fund tends to have an average maturity of 10 –  25 years. In addition to the principal strategies described in the summary section, the Fund may also use derivatives and may invest in variable rate bonds known as “inverse floaters” which pay interest at rates that bear an inverse relationship to changes in short-term market interest rates. The Fund may use derivatives to manage portfolio risk, to replicate securities the Fund could buy that are not currently available in the market or for other investment purposes. The Fund may also (1) enter into repurchase and reverse repurchase agreements; (2) invest in other investment companies, including exchange-traded funds (ETFs); (3) invest in exchange traded notes; (4) invest in restricted securities; and (5) invest in zero coupon securities.
With respect to the sustainability framework discussed in the summary section, Wellington Management may identify additional uses of bond proceeds that it believes promote sustainable initiatives. The use of proceeds determination for securities purchased by the Fund will be made at the time of purchase. If the use of proceeds of a security changes after the time of purchase so as to no longer promote sustainable initiatives, the Fund may continue to hold the security. With respect to the United Nations Sustainable Development Goals (UN SDGs) discussed in the summary section, the UN SDGs are a series of goals published by the United Nations that recognize that ending poverty and other deprivations must go hand-in-hand with strategies that improve health and education, reduce inequality, and spur economic growth - all while tackling climate change and working to preserve our oceans and forests. The investment team leverages the analysis of its dedicated ESG and Climate Research teams in its ESG research. The dedicated ESG team may engage with certain issuers regarding governance practices as well as what it deems to be materially important environmental and/or social issues facing an issuer. The investment team conducts its analysis of sustainable attributes through proprietary fundamental research (including issuer specific insights on material ESG considerations from dedicated municipal credit research analysts), analysis of publicly available information, and engagement with certain issuers, as applicable. The investment team may also combine this information with information it receives from third-party data sources to analyze sustainability attributes if they believe such third-party data to be reliable and helpful to their analysis.
TOTAL RETURN BOND Fund
In addition to the principal strategies described in the summary section, the Fund may also invest up to 15% of its net assets in bank loans or loan participation interests in secured or unsecured variable, fixed or floating rate loans to U.S. and foreign corporations, partnerships and other entities. The Fund may invest up to 15% of its net assets in preferred stocks, convertible securities (including contingent capital securities (also known as contingent convertible securities or CoCos)), and securities accompanied by warrants to purchase equity securities. While the Fund will not make direct purchases of common stock, from time to time the Fund will hold positions in common stock as a result of certain events, such as among other things the exercise of conversion rights or warrants, as well as restructurings or bankruptcy plans of reorganization with respect to an issuer’s securities held by the Fund. In addition to the principal strategies described in the summary section, the Fund also may (1) engage in short-selling of TBA investments; (2) use dollar rolls; (3) enter into bond forwards; (4) invest in other investment companies, including exchange-traded funds (ETFs); (5) invest in exchange traded notes; (6) invest in credit risk transfer securities; (7) invest in municipal bonds; (8) invest in zero coupon securities; and (9) use other types of derivative instruments.
The sub-adviser, Wellington Management, emphasizes identification of structural and cyclical themes that may unfold over the intermediate to long term complemented by shorter-term opportunistic themes created by market dislocations. When evaluating investments for the Fund, the investment team also has access to, and may consider, proprietary environmental, social and/or governance (“ESG”) research prepared by Wellington Management’s dedicated ESG team to help evaluate a company’s (or issuer’s) risk and return potential. Wellington Management believes financially material ESG characteristics can impact the performance of the companies (or issuers) in which it invests. The investment team has discretion to determine the level at which financially material ESG characteristics are imbedded into its overall analysis.
WORLD BOND Fund
In addition to the principal strategies described in the summary section, the Fund may also (1) enter into bond forwards; (2) use other types of derivative instruments, such as forward rate agreements; (3) invest in other investment companies (including exchange-traded funds (ETFs)); (4) invest in exchange traded notes; (5) invest in credit risk transfer securities; and (6) invest in zero coupon securities. The Fund may also purchase or sell securities on a when-issued, delayed delivery or forward commitment basis. Such securities may include mortgage-backed securities acquired or sold in the “to be announced” (TBA) market.
The sub-adviser, Wellington Management, combines top-down global macro and currency views with fundamental credit, sovereign, and securitized research from specialized investment teams to identify what it believes to be are the most attractive investment opportunities in the global fixed income and currency markets. With respect to its ESG analysis discussed in the summary section, the investment team has access to the analysis and research of Wellington Management’s dedicated ESG team, who provide industry specific research. The dedicated ESG team may engage with certain issuers regarding governance practices as well as what it deems to be materially important environmental and/or social issues facing an issuer. Relevant ESG characteristics and risks will differ, depending on the facts and circumstances of particular issuers and securities. Within sovereign bonds, the investment team may consider ESG characteristics, such as governance metrics (such as dependency ratios and gender ratios) and environmental metrics (such as physical climate risk and transitional risk), as part of its sovereign risk framework to assess a sovereign’s ability to generate sustainable growth based on potential liabilities created by ESG considerations. Within corporate bonds, the investment team may use proprietary ESG ratings and inputs from the ESG analysts to assess how ESG characteristics are likely to impact a company’s ability to repay its debt. The investment team seeks to avoid securities that have a potentially higher risk relative to its potential return.
INVESTMENT GRADE AND NON-INVESTMENT GRADE SECURITIES
Unless otherwise stated in a Fund’s principal investment strategy, “investment grade” quality means securities that are rated at the time of purchase within the four highest categories assigned by Moody’s (“Aaa”, “Aa”, “A” or “Baa”) or S&P (“AAA”, “AA”, “A” or “BBB”) or Fitch (“AAA”, “AA”, “A” or “BBB”) or are unrated securities that are judged by Wellington Management to be of comparable quality to securities rated within these four highest categories. Non-investment grade securities are securities rated “Ba” or lower by Moody’s, “BB” or lower by S&P or “BB” or lower by Fitch, or securities which, if unrated, are determined by Wellington Management to be of comparable quality. Debt securities rated below investment grade are commonly referred to as “high yield-high risk securities” or “junk bonds.”
DURATION
Duration is a measure of the sensitivity of a fixed income security’s price to changes in interest rates. For example, the price of a bond fund with an average duration of two years would be expected to fall approximately 2% if interest rates rose by one percentage point. Securities with longer durations tend to be more sensitive to interest rate (or yield) changes than securities with shorter durations. A Fund’s average duration measure incorporates a bond’s yield, coupon, final maturity, and the effect of derivatives. Effective duration is a measure of a Fund’s portfolio duration adjusted for the anticipated effect of interest rate changes on pre-payment rates. In contrast to duration, maturity measures only the time until final payment is due.
Foreign and Emerging Market Investments
Fund Assets Sub-Advised by Wellington Management
Unless stated otherwise in a Fund’s principal investment strategy, investments are deemed to be “foreign” (a) if an issuer’s domicile or location of headquarters is in a foreign country or (b) it is a foreign currency. Unless stated otherwise in a Fund’s principal investment strategy, emerging markets are those markets (1) included in emerging market or equivalent classifications by the United Nations (and its agencies); (2) having per capita income in the low to middle ranges, as determined by the World Bank; or (3) the Fund’s benchmark index provider designates as emerging. Unless stated otherwise in a Fund’s principal investment strategy, investments are deemed to be “emerging” (a) if an issuer’s domicile or location of headquarters is in an emerging market; or (b) it is an emerging market currency.
Use of Cash or Money Market Investments
Each Fund may participate in a cash sweep program whereby the Fund’s uninvested cash balance is used to purchase shares of affiliated or unaffiliated money market funds or cash management pooled investment vehicles at the end of each day. To the extent a Fund invests its uninvested cash through a sweep program, it is subject to the risks of the account or fund into which it is investing, including liquidity issues that may delay the Fund from accessing its cash.
Each Fund may also invest some or all of its assets in cash, high quality money market instruments (including, but not limited to U.S. government securities, bank obligations, commercial paper and repurchase agreements involving the foregoing securities) and shares of money market funds for temporary defensive purposes in response to adverse market, economic or political conditions. In addition, each Fund may invest some of its assets in these instruments to maintain liquidity, for cash management purposes, or in response to atypical circumstances such as unusually large cash inflows or redemptions. Under such conditions, a Fund may not invest in accordance with its investment objective or principal investment strategy. As a result, there is no assurance that a Fund will achieve its investment objective and it may lose the benefit of market upswings.
Consequences of Portfolio Trading Practices
A Fund may have a relatively high portfolio turnover and may, at times, engage in short-term trading. Such activity could produce higher brokerage expenses for the Fund and higher taxable distributions to the Fund’s shareholders and, therefore, could adversely affect the Fund’s performance. Each Fund is not managed to achieve a particular tax result for shareholders. Shareholders should consult their own tax advisor for individual tax advice.
Participation in Securities Lending Activities
Each Fund may lend portfolio securities to certain borrowers in U.S. and non-U.S. markets in an amount not to exceed one third (33  1∕3%) of the value of its total assets. However, each of the Floating Rate Fund and the High Yield Fund do not currently lend its securities.
About EACH Fund’s Investment Objective
Each Fund’s investment objective may be changed by the Fund’s Board without approval of the shareholders of the Fund. Each Fund’s prospectus will be updated prior to any change in the Fund’s investment objective.
Investment POLICIES
Dynamic Bond Fund, Emerging Markets Local Debt Fund, Floating Rate Fund, High Yield Fund, Short Duration Fund, Total Return Bond Fund, and World Bond Fund
Each of Dynamic Bond Fund, Emerging Markets Local Debt Fund, Floating Rate Fund, High Yield Fund, Short Duration Fund, Total Return Bond Fund, and World Bond Fund has a name that suggests a focus on a particular type of investment. In accordance with Rule 35d-1 under the Investment Company Act of 1940, as amended (the “1940 Act”), each of these Funds has adopted a policy that it will, under normal circumstances, invest at least 80% of its assets, which means net assets plus the amount of any borrowings for investment purposes, in investments of the type suggested by its name, as set forth in the Fund’s Principal Investment Strategy section. This requirement is applied at the time a Fund invests its assets. If, subsequent to an investment by a Fund, this requirement is no longer met, the Fund’s future investments will be made in a manner that will bring the Fund into compliance with this requirement. In addition, in appropriate circumstances, synthetic investments may count toward the 80% minimum if they have economic characteristics similar to the other investments included in the basket. With respect to each of these Funds, the policy to invest at least 80% of its assets in such a manner is not a “fundamental” one, which means that it may be changed without the vote of a majority of the Fund’s outstanding shares as defined in the 1940 Act. The name of a Fund may be changed at any time by a vote of the Fund’s Board of Directors. Shareholders will be given written notice at least 60 days prior to any change by a Fund of its 80% investment policy covered by Rule 35d-1.
Municipal Opportunities Fund, Municipal Short Duration Fund and Sustainable Municipal Bond Fund
Each of Municipal Opportunities Fund, Municipal Short Duration Fund and Sustainable Municipal Bond Fund has a name that suggests a focus on a particular type of investment. In accordance with Rule 35d-1 under the 1940 Act, each of these Funds has adopted a policy that it will, under normal circumstances, invest at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in municipal securities whose interest is exempt from federal income tax (“Municipal 80% Policy”). Each of Municipal Opportunities Fund’s, Municipal Short Duration Fund’s and Sustainable Municipal Bond Fund’s Municipal 80% Policy is a “fundamental” one, which means that it may not be changed without the vote of a majority of the Fund’s outstanding shares as defined in the 1940 Act. This requirement is applied at the time a Fund invests its assets. If, subsequent to an investment by a Fund, this requirement is no longer met, the Fund’s future investments will be made in a manner that will bring the Fund into compliance with this requirement. The Sustainable Municipal Bond Fund has adopted a policy to normally invest at least 80% of its assets in municipal securities that Wellington Management determines meet its sustainable investing criteria (“Sustainable 80% Policy”). This requirement is applied at the time the Sustainable Municipal Bond Fund invests its assets. If, subsequent to an investment by the Sustainable Municipal Bond Fund, the Sustainable 80% Policy is no longer met, the Sustainable Municipal Bond Fund’s future investments will be made in a manner that will bring the Sustainable Municipal Bond Fund into compliance with this requirement. In addition, in appropriate circumstances, synthetic investments may count toward the 80% minimum if they have economic characteristics similar to the other included investments. The Sustainable 80% Policy is not a “fundamental” policy, which means that it may be changed without the vote of a majority of the Sustainable Municipal Bond Fund’s outstanding shares as defined in the 1940 Act. Shareholders will be given written notice at least 60 days prior to any change by the Sustainable Municipal Bond Fund of its Sustainable 80% Policy.
Operational Risks Associated with Cybersecurity
A Fund and its service providers’ use of internet, technology and information systems may expose the Fund to potential risks linked to cybersecurity breaches of those technological or information systems. Cybersecurity breaches, amongst other things, could allow an unauthorized party to gain access to proprietary information, customer data, or fund assets, or cause a Fund and/or its service providers to suffer data corruption or lose operational functionality. For instance, cybersecurity breaches may interfere with the processing of shareholder transactions, impact a Fund’s ability to calculate its NAV, cause the release of private shareholder information or confidential business information, impede trading, subject the Fund to regulator fines or financial losses and/or cause reputational damage.
Additional Investment Strategies and Risks
Each Fund may invest in various securities and engage in various investment techniques that are not the principal focus of the Fund and, therefore, are not described in this prospectus. These securities and techniques, together with their risks, are discussed in the Funds’ Combined Statement of Additional Information (“SAI”), which may be obtained free of charge by contacting the Funds (see back cover for address, phone number and website address).

More Information About Risks
The principal and certain additional risks of investing in each Fund are described below. When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment. Many factors affect each Fund’s performance. An investment in a Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. There is no assurance that a Fund will achieve its investment objective, and you should not consider any one fund alone to be a complete investment program. The different types of securities, investments, and investment techniques used by each Fund have varying degrees of risk. The SAI contains more detailed information about the Funds’ investment policies and risks.
√ Principal Risk X Additional Risk	Dynamic Bond Fund	Emerging Markets Local Debt Fund	Floating Rate Fund	High Yield Fund	Inflation Plus Fund	Low Duration High Income Fund	Municipal Opportunities Fund
Active Investment Management Risk	√	√	√	√	√	√	√
Active Trading Risk	√	√			√	√
Bond Forwards Risk	X	X			X	X
Call Risk	√	√	√	√	X	√	√
Convertible Securities Risk	X	X	X	X		√
Counterparty Risk	X	√	√	X	X	√	X
Credit Risk	√	√	√	√	√	√	√
Credit Risk Transfer Securities Risk	X					√
Currency Risk	X	√	X	√	√	√
Depositary Receipts Risk		X
Derivatives Risk	√	√	√	√	√	√	X
Forward Currency Contracts Risk		√	X	√	X	X
Forward Rate Agreements Risk		X		X	X		X
Futures and Options Risk	√	√		√	√	√	X
Hedging Risk	X	X	X	X	X	X	X
Swaps Risk	√	√	√	√	√	√
Dollar Rolls Risk					X	X
Equity Risk				X
ESG Integration Risk	X	X	√	√	X	X	√
Event Risk	√	√	√	√	X	√	X
Exchange Traded Notes Risk	X	X	X	X	X	X	X
Foreign Investments Risk	√	√	√	√	√	√
Sovereign Debt Risk	√	√			√	X
Emerging Markets Risk	√	√	X	X	X	X
High Yield Investments Risk	√	√	√	√	X	√	√
Distressed Securities Risk	X	X	X	X		X	X
Illiquid Investments Risk	X	X	X	X	X	X	X
Inflation-Protected Securities Risk		√			√
Inflation Risk	√	√	X	X	X	X	X
Interest Rate Risk	√	√	√	√	√	√	√
Inverse Floater Risk							X
Issuer Risk	X	X	X	X	X	X	X
Large Shareholder Transaction Risk	√	√	√	√	√	√	√
Leverage Risk	√	√	√	√	√	√	X
Liquidity Risk	X	√	√	√	X	√	√
Loans and Loan Participations Risk			√	X	X	√
Market Risk	√	√	√	√	√	√	√

√ Principal Risk X Additional Risk	Dynamic Bond Fund	Emerging Markets Local Debt Fund	Floating Rate Fund	High Yield Fund	Inflation Plus Fund	Low Duration High Income Fund	Municipal Opportunities Fund
Mortgage-Related and Other Asset-Backed Securities Risk		X	X		√	√
Collateralized Loan Obligations Risk			X		X	√
Municipal Securities Risk						X	√
New Fund Risk	√
Non-Diversification Risk		√
Other Investment Companies Risk	X	X	X	X	X	X	X
Quantitative Investing Risk
Regional/Country Focus Risk
Repurchase Agreements Risk	X	X	X	X	X	X	X
Restricted Securities Risk	√	√	X	√	X	√	X
Reverse Repurchase Agreements Risk					X		X
Securities Lending Risk	X	X			X	X	X
Short Sales of To Be Announced (TBA) Securities Risk	X				X	X
Stripped Securities Risk		X			X	X
Sukuk Risk		X
Sustainable Investing Risk
Taxable Income Risk							X
To Be Announced (TBA) Transactions Risk	X				√	√
U.S. Government Securities Risk	√	X			√	√
Use as an Underlying Fund Risk	X	X	X	X	X	X	X
Valuation Risk	X	X	X	X	X	X	X
Volatility Risk	X	√	√	√	X	√
Warrants Risk			X	X
Zero Coupon Securities Risk	X	X	X	X	X	X	X

√ Principal Risk X Additional Risk	Municipal Short Duration Fund	Short Duration Fund	Strategic Income Fund	Sustainable Municipal Bond Fund	Total Return Bond Fund	World Bond Fund
Active Investment Management Risk	√	√	√	√	√	√
Active Trading Risk			√		√	√
Bond Forwards Risk		X	X		X	X
Call Risk	√	√	√	√	√	√
Convertible Securities Risk		X	X		X
Counterparty Risk	X	X	X	X	X	X
Credit Risk	√	√	√	√	√	√
Credit Risk Transfer Securities Risk			X		X	X
Currency Risk		X	√		√	√
Depositary Receipts Risk
Derivatives Risk	X	√	√	X	√	√
Forward Currency Contracts Risk		X	√		√	√
Forward Rate Agreements Risk	X			X		X
Futures and Options Risk	X	√	√	X	√	√
Hedging Risk	X	X	X	X	X	X
Swaps Risk		√	√		√	√
Dollar Rolls Risk		X	X		X
Equity Risk			X
ESG Integration Risk	√	X	X		X	√

√ Principal Risk X Additional Risk	Municipal Short Duration Fund	Short Duration Fund	Strategic Income Fund	Sustainable Municipal Bond Fund	Total Return Bond Fund	World Bond Fund
Event Risk	X	√	√	X	√	X
Exchange Traded Notes Risk	X	X	X	X	X	X
Foreign Investments Risk		√	√		√	√
Sovereign Debt Risk		X	√		X	√
Emerging Markets Risk		X	√		√	√
High Yield Investments Risk	√	√	√	√	√	√
Distressed Securities Risk	X	X	X	X	X	X
Illiquid Investments Risk	X	X	X	X	X	X
Inflation-Protected Securities Risk		X	X		X	X
Inflation Risk	X	X	X	X	X	X
Interest Rate Risk	√	√	√	√	√	√
Inverse Floater Risk	X			X		X
Issuer Risk	X	X	X	X	X	X
Large Shareholder Transaction Risk	√	√	√	√	√	√
Leverage Risk	X	√	√	X	√	√
Liquidity Risk	√	√	√	√	√	X
Loans and Loan Participations Risk		√	√		X
Market Risk	√	√	√	√	√	√
Mortgage-Related and Other Asset-Backed Securities Risk		√	√		√	√
Collateralized Loan Obligations Risk		√	√		√	X
Municipal Securities Risk	√	X		√	X
New Fund Risk
Non-Diversification Risk						√
Other Investment Companies Risk	X	X	X	X	X	X
Quantitative Investing Risk			X			X
Regional/Country Focus Risk						√
Repurchase Agreements Risk	X	X	X	X	X	X
Restricted Securities Risk	X	√	√	X	√	√
Reverse Repurchase Agreements Risk	X			X
Securities Lending Risk	X	X	X	X	X	X
Short Sales of To Be Announced (TBA) Securities Risk			X		X
Stripped Securities Risk		X	X		X	X
Sukuk Risk
Sustainable Investing Risk				√
Taxable Income Risk	X			X
To Be Announced (TBA) Transactions Risk		X	√		√	√
U.S. Government Securities Risk		√	√		√	√
Use as an Underlying Fund Risk	X	X	X	X	X	X
Valuation Risk	X	X	X	X	X	X
Volatility Risk		X	X		X	X
Warrants Risk					X
Zero Coupon Securities Risk	X	X	X	X	X	X
ACTIVE INVESTMENT MANAGEMENT RISK –  The risk that, if the investment decisions and strategy of the portfolio manager(s) do not perform as expected, a Fund could underperform its peers or lose money. A Fund’s performance depends on the judgment of the portfolio manager(s) about a variety of factors, such as markets, interest rates and/or the attractiveness, relative value, liquidity, or potential appreciation of particular investments made for the Fund’s portfolio. The portfolio manager(s)’ investment models may not adequately take into account certain factors, may perform differently than anticipated and may result in a Fund having a lower return than if the portfolio managers used another model or investment strategy. In addition, to the extent a Fund allocates a portion of its assets to specialist portfolio managers, the styles employed by the different portfolio managers may not be complementary, which could adversely affect the Fund’s performance. Although the portfolio manager(s) consider several factors when making investment decisions, the portfolio manager(s) may not evaluate every factor prior to investing in a company or issuer, and the portfolio manager(s) may determine that certain factors are more significant than others.
ACTIVE TRADING RISK –  Active trading could increase a Fund’s transaction costs and may increase your tax liability as compared to a fund with less active trading policies. These effects may also adversely affect Fund performance.
BOND FORWARDS RISK –  A bond forward is a contractual agreement between a Fund and another party to buy or sell an underlying asset at an agreed-upon future price and date. When a Fund enters into a bond forward, it will also simultaneously enter into a reverse repurchase agreement. In a bond forward transaction, no cash premium is paid when the parties enter into the bond forward. If the transaction is collateralized, an exchange of margin collateral will take place according to an agreed-upon schedule. Otherwise, no asset of any kind changes hands until the bond forward matures (typically in 30 days) or is rolled over for another agreed-upon period. Generally, the value of the bond forward will change based on changes in the value of the underlying asset. Bond forwards are subject to market risk (the risk that the market value of the underlying bond may change), non-correlation risk (the risk that the market value of the bond forward might move independently of the market value of the underlying bond) and counterparty credit risk (the risk that a counterparty will be unable to meet its obligation under the contract). If there is no cash exchanged at the time a Fund enters into the bond forward, counterparty risk may be limited to the loss of any marked-to-market profit on the contract and any delays or limitations on the Fund’s ability to sell or otherwise use the investments used as collateral for the bond forward. Reverse repurchase agreements involve the sale of securities held by a Fund with an agreement to repurchase the securities at an agreed-upon price, date and interest payment. Reverse repurchase agreements carry the risk that the market value of the securities that a Fund is obligated to repurchase may decline below the repurchase price. A Fund could also lose money if it is unable to recover the securities and/or the value of any collateral held. The use of reverse repurchase agreements may increase the possibility of fluctuation in a Fund’s net asset value (“NAV”).
CALL RISK –  Call risk is the risk that an issuer, especially during periods of falling interest rates, may redeem a security by repaying it early. If an issuer calls a security in which a Fund has invested, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features. This could potentially lower a Fund’s income, yield and its distributions to shareholders.
CONVERTIBLE SECURITIES RISK –  The market value of a convertible security typically performs like that of a regular debt security; that is, if market interest rates rise, the value of a convertible security usually falls. In addition, convertible securities are subject to the risk that the issuer will not be able to pay interest or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risk that apply to the underlying common stock. A convertible security tends to perform more like a stock when the underlying stock price is high relative to the conversion price (because more of the security’s value resides in the option to convert) and more like a debt security when the underlying stock price is low relative to the conversion price (because the option to convert is less valuable).
A Fund may invest in contingent capital securities (also known as contingent convertible securities or CoCos). CoCos are a form of hybrid debt security that are intended to either convert into equity or have their principal written down upon the occurrence of certain “triggers.” In certain circumstances, the principal of CoCos may be written down to zero even when the underlying equity may retain value. The value of CoCos is unpredictable and will be influenced by many factors including, without limitation: (i) the creditworthiness of the issuer and/or fluctuations in such issuer’s applicable capital ratios; (ii) supply and demand for the CoCos; (iii) general market conditions and available liquidity; and (iv) economic, financial and political events that affect the issuer, its particular market or the financial markets in general. Investments in CoCos may be considered speculative.
COUNTERPARTY RISK –  With respect to certain transactions, such as over-the-counter derivatives contracts or repurchase agreements, a Fund will be exposed to the risk that the counterparty to the transaction may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise to honor its obligations. In the event of a bankruptcy or insolvency of a counterparty, a Fund could experience delays in liquidating its positions and significant losses, including declines in the value of its investment during the period in which the Fund seeks to enforce its rights, the inability to realize any gains on its investment during such period and any fees and expenses incurred in enforcing its rights. A Fund also bears the risk of loss of the amount expected to be received under a derivative transaction in the event of the default or bankruptcy of a counterparty. Over-the-counter derivatives may not offer a Fund the same level of protection as exchange traded derivatives.
CREDIT RISK –  Credit risk is the risk that the issuer of a security or other instrument will not be able to make principal and interest payments when due. Changes in an issuer’s financial strength, credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of a Fund’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation. Periods of market volatility may increase credit risk.
CREDIT RISK TRANSFER SECURITIES RISK –  Credit risk transfer (“CRT”) securities are fixed income securities that transfer the credit risk related to certain types of mortgage backed securities (“MBS”) to the owner of the CRT securities. If the underlying mortgages default, the principal of the owners of CRT securities is used to pay back holders of the MBS. As a result, all or part of the mortgage default or credit risk associated with the underlying mortgage pools is transferred to such owners. Therefore, a Fund could lose all or part of its investments in CRT securities in the event of default by the underlying mortgages.
CURRENCY RISK –  The risk that the value of a Fund’s investments in foreign securities or currencies will be affected by the value of the applicable currency relative to the U.S. dollar. When a Fund sells a foreign currency or foreign currency denominated security, its value may be worth less in U.S. dollars even if the investment increases in value in its local market. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk, as the revenue earned by issuers of these securities may also be affected by changes in the issuer’s local currency. Currency markets generally are not as regulated as securities markets. The dollar value of foreign investments may be affected by exchange controls. A Fund may be positively or negatively affected by governmental strategies intended to make the U.S. dollar, or other currencies in which the Fund invests, stronger or weaker. Currency risk may be particularly high to the extent that a Fund invests in foreign securities or currencies that are economically tied to emerging market countries.
DEPOSITARY RECEIPTS RISK –  A Fund may invest in securities of foreign issuers in the form of depositary receipts or other securities that are convertible into securities of foreign issuers. American Depositary Receipts are receipts typically issued by an American bank or trust company that evidence underlying securities issued by a foreign corporation. European Depositary Receipts (issued in Europe) and Global Depositary Receipts (issued throughout the world) each evidence a similar ownership arrangement. A Fund may invest in Depositary Receipts that are not sponsored by a financial institution (“Unsponsored Depositary Receipts”). Depositary Receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted. The issuers of unsponsored Depositary Receipts are not obligated to disclose information that is, in the United States, considered material. Therefore, there may be less information available regarding their issuers and there may not be a correlation between such information and the market value of the Depositary Receipts. A Fund may also invest in Global Depositary Notes (“GDNs”), a form of depositary receipt. GDNs emulate the terms (interest rate, maturity date, credit quality, etc.) of particular local bonds; however, they trade, settle, and pay interest and principal in U.S. Dollars. Any distributions paid to the holders of GDNs are usually subject to a fee charged by the depositary and holders of GDNs may have limited rights. Certain investment restrictions in certain countries may adversely impact the value of GDNs because such restrictions may limit the ability to convert bonds into GDNs and vice versa. A Fund may invest in, Chinese Depositary Receipts (“CDRs”) or other similar securities representing ownership of foreign listed securities. Generally, CDRs, in registered from, are designed for use in the Chinese securities markets. CDRs may involve certain risks not applicable to investing in U.S. issuers, including changes in currency rates, application of local tax laws, changes in governmental administration or economic or monetary policy or changed circumstances in dealings between nations.
DERIVATIVES RISK –  A Fund may use derivatives for investment purposes and/or for hedging purposes, including anticipatory hedges. Derivatives are instruments whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. Successful use of derivative instruments by a Fund depends on the sub-adviser’s judgment with respect to a number of factors and a Fund’s performance may be worse and/or more volatile than if it had not used these instruments. Derivatives may involve significant risks, including:
Counterparty/Credit Risk - the risk that the party on the other side of the transaction will be unable to honor its financial obligation to a Fund.
Currency Risk - the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

Leverage Risk - the risk associated with certain types of investments or trading strategies that relatively small market movements may result in large changes in the value of an investment. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.
Market Risk - the risk from potential adverse market movements in relation to a Fund’s derivatives positions, or the risk that markets could experience a change in volatility that adversely impacts Fund returns and the Fund’s obligations and exposures.
Liquidity Risk - the risk that certain investments may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth, which could expose a Fund to losses and could make derivatives more difficult for a Fund to value accurately, and the risk that a Fund may not be able to meet margin and payment requirements and maintain a derivatives position.
Index Risk - if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, a Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what a Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index. For this reason, a Fund’s investment in these instruments may decline significantly in value if index levels move in a way that is not anticipated.
Operational and Legal Risk - the risk that certain investments may involve risk of operational issues such as documentation issues, settlement issues, system failures, inadequate controls and human error, and the risk of insufficient capacity or authority of a derivatives counterparty and risk related to the legality or enforceability of a derivatives trading contract.
Regulatory Risk - Government legislation or regulation may make derivatives more costly, may limit the availability of derivatives, or may otherwise adversely affect the use, value or performance of derivatives.
Short Position Risk - A Fund may also take a short position in a derivative instrument, such as a future, forward or swap. A short position in a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying instrument which could cause a Fund to suffer a (potentially unlimited) loss.
Tax Risk - the tax treatment of a derivative may not be as favorable as a direct investment in the underlying asset. The use of derivatives may adversely affect the timing, character and amount of income a Fund realizes from its investments, and could impair the ability of the sub-adviser to use derivatives when it wishes to do so.
If a Fund’s derivative investments represent a significant portion of its portfolio, the Fund’s exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own.
FORWARD CURRENCY CONTRACTS RISK –  A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. A Fund may enter into forward currency contracts in connection with settling purchases or sales of securities, to hedge the currency exposure associated with some or all of the Fund’s investments or as part of its investment strategy. The market value of a forward currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency exchange contracts do not eliminate fluctuations in the value of foreign securities but allow a Fund to establish a fixed rate of exchange for a future point in time. Forward currency contracts involve the risk that anticipated currency movements will not be accurately predicted, which could result in losses on those contracts and additional transaction costs. Use of such contracts, therefore, can have the effect of reducing returns and minimizing opportunities for gain. A Fund could also lose money when the contract is settled. A Fund’s gains from its positions in forward foreign currency contracts may accelerate and/or recharacterize the Fund’s income or gains and its distributions to shareholders as ordinary income. A Fund’s losses from such positions may also recharacterize the Fund’s income and its distributions to shareholders and may cause a return of capital to Fund shareholders. Such acceleration or recharacterization could affect an investor’s tax liability.
FORWARD RATE AGREEMENTS RISK –  A forward rate agreement is an agreement where the buyer locks in an interest rate at a future settlement date (“lock rate”). If the interest rate on the settlement date exceeds the lock rate, the buyer pays the seller the difference between the two rates. If the lock rate exceeds the interest rate on the settlement date, the seller pays the buyer the difference between the two rates. These transactions are subject to counterparty risk and the risk that a Fund will lose money if the sub-adviser predicts interest rate changes incorrectly.
FUTURES AND OPTIONS RISK –  An option is an agreement that, for a premium payment or fee, gives the purchaser the right but not the obligation to buy or sell the underlying asset at a specified price during a period of time or on a specified date, or receive a cash settlement payment. A future is a contract that obligates the purchaser to take delivery, and the seller to make delivery, of a specific amount of an asset at a specified future date at a specified price, or make a cash settlement payment. Futures and options are subject to the risk that the sub-adviser may incorrectly predict the direction of securities prices, interest rates, currency exchange rates and other economic factors that may affect the value of the underlying asset. Futures and options may be more volatile than direct investments in the securities underlying the futures and options and may not correlate perfectly to the underlying securities. Futures and options also involve additional expenses as compared to investing directly in the underlying securities, which could reduce any benefit or increase any loss to a Fund from using the strategy. Futures and options may also involve the use of leverage as a Fund may make a small initial investment relative to the risk assumed, which could result in losses greater than if futures or options had not been used. Futures and options transactions may be effected on securities exchanges or, in the case of certain options, in the over-the-counter market. When options are purchased over-the-counter, a Fund bears the risk that the counter-party that wrote the option will be unable or unwilling to perform its obligations under the contract. Futures and options may also be illiquid, and in such cases, a Fund may have difficulty closing out its position or valuing the contract. Options on foreign currencies are affected by the factors that influence foreign exchange rates and investments generally. A Fund’s ability to establish and close out positions on foreign currency options is subject to the maintenance of a liquid secondary market, and there can be no assurance that a liquid secondary market will exist for a particular option at any specific time.
HEDGING RISK –  Hedging is a strategy in which a Fund uses a derivative to offset the risks associated with other Fund holdings. While hedging can reduce losses, it can also reduce or eliminate gains or cause losses if the market moves in a manner different from that anticipated by a Fund or if the cost of the derivative outweighs the benefit of the hedge. Hedging also involves the risk that changes in the value of the derivative will not match those of the holdings being hedged as expected by a Fund, in which case any losses on the holdings being hedged may not be reduced and may be increased. There can be no assurance that a Fund’s hedging strategy will reduce risk or that hedging transactions will be either available or cost effective. A Fund is not required to use hedging and may choose not to do so.
SWAPS RISK –  Swap agreements are contracts entered into for a set period of time in which the parties agree to exchange payments based on some underlying reference asset (such as interest rates). The use of swaps is a highly specialized activity that involves investment techniques, risk analyses and tax planning different from those associated with ordinary portfolio securities transactions. These transactions can result in sizeable realized and unrealized capital gains and losses relative to the gains and losses from a Fund’s direct investments in the reference assets.
Transactions in swaps can involve greater risks than if a Fund had invested directly in the reference asset since, in addition to general market risks, swaps may be leveraged and are also subject to illiquidity risk, counterparty risk, credit risk, operational and legal risk and valuation risk. Because certain swaps are two-party contracts and because they may have terms of greater than seven days, certain swap transactions may be considered to be illiquid. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap in the event of the default or bankruptcy of a swap counterparty. Some swaps may be complex and difficult to value. Swaps may also be subject to pricing or “basis” risk, which exists when a particular swap becomes extraordinarily expensive relative to historical prices or the price of corresponding cash market instruments. Under certain market conditions it may not be economically feasible to initiate a transaction or liquidate a position in time to avoid a loss or take advantage of an opportunity. If a swap transaction is particularly large or if the relevant market is illiquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses.
The prices of swaps can be very volatile, and a variance in the degree of volatility or in the direction of the price of the reference asset from the sub-adviser’s expectations may produce significant losses in a Fund’s investments in swaps. In addition, a perfect correlation between a swap and an investment position may be impossible to achieve. As a result, a Fund’s use of swaps may not be effective in fulfilling a Fund’s investment strategies and may contribute to losses that would not have been incurred otherwise.
Certain swaps are centrally-cleared and are exchange-traded. Central clearing tends to decrease credit risk, and exchange-trading is expected to improve liquidity. However, central clearing does not make the contracts risk-free and there is no guarantee that a Fund would consider all exchange-traded swaps to be liquid.
Credit Default Swaps Risk –  A credit default swap enables an investor to buy or sell protection against a credit event with respect to an issuer. Credit default swaps may have as reference obligations one or more securities that are not currently held by a Fund. The protection “buyer” may be obligated to pay the protection “seller” an up-front payment or a periodic stream of payments over the term of the contract, provided generally that no credit event on a reference obligation has occurred. Credit default swaps involve special risks in addition to those mentioned above because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).

Interest Rate Swaps Risk –  In an interest rate swap, a Fund and another party exchange their rights to receive interest payments based on a reference interest rate. Interest rate swaps are subject to interest rate risk and credit risk. An interest rate swap transaction could result in losses if the underlying asset or reference does not perform as anticipated. Interest rate swaps are also subject to counterparty risk. If the counterparty fails to meet its obligations, a Fund may lose money.
Total Return Swaps Risk –  In a total return swap transaction, one party agrees to pay the other party an amount equal to the total return on a defined underlying asset or a non-asset reference during a specified period of time. In return, the other party would make periodic payments based on a fixed or variable interest rate or on the total return from a different underlying asset or non-asset reference. Total return swaps could result in losses if the underlying asset or reference does not perform as anticipated. Total return swaps can have the potential for unlimited losses. They are also subject to counterparty risk. If the counterparty fails to meet its obligations, a Fund may lose money.
Volatility Swaps Risk –  A Fund may enter into types of volatility swaps to hedge the volatility of a particular security, currency, index or other financial instrument, or to seek to increase its investment return. In volatility swaps, counterparties agree to buy or sell volatility at a specific level over a fixed period. Volatility swaps are subject to credit risks (if the counterparty fails to meet its obligations), and the risk that the sub-adviser is incorrect in its forecast of volatility for the underlying security, currency, index or other financial instrument that is the subject of the swap. If the sub-adviser is incorrect in its forecast, a Fund would likely be required to make a payment to the counterparty under the swap. Volatility swaps can have the potential for unlimited losses.
DOLLAR ROLLS RISK –  A Fund may enter into dollar rolls in which the Fund will sell securities for delivery in the current month and simultaneously contract to repurchase substantially similar (the same type and coupon) securities on a specified future date from the same party. Dollar rolls involve the risk that the market value of the securities that a Fund is committed to buy may decline below the price of the securities the Fund has sold or that the counterparty may be unable to fulfill its obligations. These transactions may involve leverage.
EQUITY RISK –  Equity securities represent an ownership interest, or the right to acquire an ownership interest, in a company. Equity securities include but are not limited to common stock, preferred stock, securities convertible into common or preferred stock and warrants or rights to acquire common stock, including options. The value of an equity security may be based on the real or perceived success or failure of the particular company’s business, any income paid to stockholders in the form of a dividend, the value of the company’s assets, general market conditions, or investor sentiment generally. Equity securities may have greater price volatility than other types of investments. These risks are generally magnified in the case of equity investments in distressed companies.
Initial Public Offering Risk –  IPOs are initial public offerings of equity securities. Securities issued in IPOs have no trading history, and information about the companies may only be available for very limited periods. Some of the companies involved in new industries may be regarded as developmental stage companies, without revenues or operating income, or the near-term prospects of them. Many IPOs are by small- or micro-cap companies that are undercapitalized. In addition, the prices of securities sold in IPOs may be highly volatile or may decline shortly after the IPO is complete. Although investments in IPOs have the potential to produce substantial gains in a short period of time, there is no assurance that a Fund will have access to profitable IPOs, that any particular IPO will be successful, or that any gains will be sustainable. Investors should not rely on past gains attributable to IPOs as an indication of future performance.
ESG INTEGRATION RISK –  The ESG characteristics that may be evaluated as part of a Fund’s investment process are anticipated to evolve over time and one or more characteristics may not be relevant with respect to all issuers that are eligible for investment. The relevance and weightings of specific ESG characteristics to the investment process varies across asset classes, sectors and strategies. ESG characteristics are one of several factors that may be considered by the portfolio manager(s) and as a result, the companies (or issuers) in which a Fund invests may not be companies (or issuers) with favorable ESG characteristics or high ESG ratings. ESG characteristics may be evaluated differently by different portfolio manager(s) and may not carry the same meaning to all investors and portfolio manager(s). While the portfolio manager(s) believe that the integration of material ESG characteristics into a Fund’s investment process has the potential to identify financial risks and contribute to a Fund’s long-term performance, there is no guarantee that the integration of ESG characteristics will result in better performance. The analysis of ESG characteristics is subjective and investors can differ in their views of what constitutes positive or negative ESG characteristics. ESG information and data, including that provided by third parties, may be incomplete, inaccurate, or unavailable, which could adversely affect the analysis relevant to a particular investment. Further, the regulatory landscape with respect to ESG investing in the United States is still developing and future rules and regulations may require a Fund to modify or alter its investment process with respect to ESG integration.

EVENT RISK –  Event risk is the risk that corporate issuers may undergo restructurings, such as mergers, leveraged buyouts, takeovers, or similar events financed by increased debt. As a result of the added debt, the credit quality and market value of a company’s bonds and/or other debt securities may decline significantly.
EXCHANGE TRADED NOTES RISK –  Exchange traded notes (“ETNs”) are a type of unsecured, unsubordinated debt security that have characteristics and risks, including credit risk, similar to those of fixed-income securities and trade on a major exchange similar to shares of ETFs. Unlike other types of fixed income securities, however, the performance of ETNs is based upon that of a market index or other reference asset minus fees and expenses, no coupon payments are made and no principal protection exists. The value of an ETN may be affected by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying commodities or securities markets, changes in the applicable interest rates, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the referenced commodity or security. A Fund’s ability to sell its ETN holdings also may be limited by the availability of a secondary market and the Fund may have to sell such holdings at a discount. ETNs also are subject to counterparty credit risk, fixed-income risk and tracking error risk (where the ETN’s performance may not match or correlate to that of its market index). ETNs also incur certain expenses not incurred by their applicable index.
FOREIGN INVESTMENTS RISK –  Investments in foreign securities may be riskier than investments in U.S. securities and may also be less liquid, more volatile and more difficult to value than securities of U.S. issuers. Foreign investments may be affected by the following:
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changes in currency exchange rates
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changes in foreign or U.S. law or restrictions applicable to such investments and in exchange control regulations
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increased volatility
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substantially less volume on foreign stock markets and other securities markets
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higher commissions and dealer mark-ups
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inefficiencies in certain foreign clearance and settlement procedures that could result in an inability to execute transactions or delays in settlement
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less uniform accounting, auditing and financial reporting standards
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less publicly available information about a foreign issuer or borrower
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less government regulation and oversight
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unfavorable foreign tax laws
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political, social, economic or diplomatic developments in a foreign country or region or the U.S. (including the imposition of sanctions, tariffs, or other governmental restrictions)
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differences in individual foreign economies
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geopolitical events (including wars, military conflicts, pandemics and epidemics) that may disrupt securities markets and adversely affect global economies and markets
The type and severity of sanctions and other similar measures, including counter sanctions and other retaliatory actions, that may be imposed on one or more countries in which a Fund may invest could vary broadly in scope, and their impact is impossible to predict. These types of measures may include, but are not limited to, banning a sanctioned country from global payment systems that facilitate cross-border payments, restricting the settlement of securities transactions by certain investors, and freezing the assets of particular countries, entities, or persons. The imposition of sanctions and other similar measures could, among other things, cause a decline in the value and/or liquidity of securities issued by the sanctioned country or companies located in or economically tied to the sanctioned country, downgrades in the credit ratings of the sanctioned country or companies located in or economically tied to the sanctioned country, devaluation of the sanctioned country’s currency, and increased market volatility and disruption in the sanctioned country and throughout the world. Sanctions and other similar measures could limit or prevent a Fund from buying and selling securities (in the sanctioned country and other markets), significantly delay or prevent the settlement of securities transactions, and significantly impact the Fund’s liquidity and performance.
Governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth. In addition, global economies and financial markets are becoming increasingly interconnected, which increases the possibility that conditions in one country or region might adversely impact issuers in a different country or region.

The impact of the United Kingdom’s departure from the European Union (“EU”), commonly known as “Brexit,” and the potential departure of one or more other countries from the EU has and may have significant political and financial consequences for global markets. These consequences include greater market volatility and illiquidity, currency fluctuations, deterioration in economic activity, a decrease in business confidence and an increased likelihood of a recession in such markets. Uncertainty relating to the United Kingdom’s post-departure framework and relationships may have adverse effects on asset valuations and the renegotiation of trade agreements, as well as an increase in financial regulation in such markets. This may adversely impact Fund performance.
SOVEREIGN DEBT RISK –  In addition to the risks associated with investment in debt securities and foreign securities generally, sovereign debt instruments are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt or otherwise meet its obligations. This may be due to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity’s debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. Furthermore, there is the possibility of contagion that could occur if one country defaults on its debt, and that a default in one country could trigger declines and possible additional defaults in other countries in the region. If a governmental entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debt that a government does not pay nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected. In addition, if a sovereign debtor defaults (or threatens to default) on its sovereign debt obligations, the indebtedness may be restructured. Unlike most corporate debt restructurings, the fees and expenses of financial and legal advisers to the creditors in connection with a restructuring may be borne by the holders of the sovereign debt securities instead of the sovereign entity itself. Some sovereign debtors have in the past been able to restructure their debt payments without the approval of some or all debt holders or to declare moratoria on payments, and similar occurrences may happen in the future.
Sub-sovereign bonds represent the debt of state, provincial, territorial, municipal, local or other political sub-divisions, including other governmental entities or agencies. Quasi-sovereign bonds represent the debt of corporations that have significant government ownership. Sub-sovereign and quasi-sovereign bonds are subject to the risks of investing in sovereign debt generally. In addition, sub-sovereign and quasi-sovereign debt may or may not be issued by or guaranteed as to principal and interest by a governmental authority. Certain foreign government securities may be backed by the issuer’s right to borrow from a central bank or other regional banking entity while others may be backed only by the assets and credit of the issuing foreign entity. If an issuer of sub-sovereign or quasi-sovereign bonds defaults on payments of principal and/or interest, a Fund may have limited recourse against the issuer.
A Fund may invest in obligations issued or guaranteed by supranational entities, which may include, for example, entities such as the International Bank for Reconstruction and Development (the World Bank). If one or more shareholders of a supranational entity fails to make necessary additional capital contributions, the entity may be unable to pay interest or repay principal on its debt securities, and the Fund may lose money on such investments.
EMERGING MARKETS RISK –  The risks of foreign investments are usually greater for emerging markets. Investments in emerging markets may be considered speculative. Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. They are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging markets have far lower trading volumes and less liquidity than developed markets. Since these markets are often small, they may be more likely to suffer sharp and frequent price changes or long-term price depression because of adverse publicity, investor perceptions or the actions of a few large investors. Emerging market trading hours, clearance and settlement procedures, and holiday schedules may limit a Fund’s ability to buy and sell securities in emerging markets. In addition, traditional measures of investment value used in the United States, such as price to earnings ratios, may not apply to certain small markets. Also, there may be less publicly available information about issuers in emerging markets than would be available about issuers in more developed capital markets, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject. Many emerging markets have histories of political instability and abrupt changes in policies. As a result, their governments are more likely to take actions that are hostile or detrimental to private enterprise or foreign investment than those of more developed countries, including expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments. In such an event, it is possible that a Fund could lose the entire value of its investments in the affected market. Some countries have pervasive corruption and crime that may hinder investments. Certain emerging markets may also face other significant internal or external risks, including the risk of war (such as Russia’s invasion of Ukraine and the conflict between Israel and Hamas), and ethnic, religious and racial conflicts. In addition, governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth. Emerging markets may also have differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign or U.S. governmental laws or restrictions applicable to such investments. Settlements of trades in emerging markets may be subject to significant delays. The inability to make intended purchases of securities due to settlement problems could cause missed investment opportunities. Losses could also be caused by an inability to dispose of portfolio securities due to settlement problems. Sometimes, emerging markets may lack or be in the relatively early development of legal structures governing private and foreign investments and private property, and the ability of U.S. authorities (e.g., SEC and the U.S. Department of Justice) and investors (e.g., the Funds) to bring actions against bad actors may be limited. As a result of these legal structures and limitations, a Fund faces the risk of being unable to enforce its rights with respect to its investments in emerging markets, which may cause losses to the Fund. In addition to withholding taxes on investment income, some countries with emerging markets may impose differential capital gains taxes on foreign investors.
In addition, as much of China’s growth over recent decades has been a result of significant investment in substantial export trade, international trade tensions may arise from time to time, which can result in trade tariffs, embargoes, trade limitations, trade wars and other negative consequences. These consequences may trigger a significant reduction in international trade, the oversupply of certain manufactured goods, substantial price reductions of goods and possible failure of individual companies and/or large segments of China’s export industry with a potentially severe negative impact to a Fund. In addition, it is possible that the continuation or worsening of the current political climate could result in regulatory restrictions being contemplated or imposed in the U.S. or in China that could have a material adverse effect on a Fund’s ability to invest in accordance with its investment policies and/or achieve its investment objective.
The risks outlined above are often more pronounced in “frontier markets” in which a Fund may invest. Frontier markets are those emerging markets that are considered to be among the smallest, least mature and least liquid. These factors make investing in frontier market countries significantly riskier than investing in other countries.
HIGH YIELD INVESTMENTS RISK –  Although high yield investments (also known as “junk bonds”) generally pay higher rates of interest than investment grade bonds, junk bonds are high risk, speculative investments that may cause income and principal losses for a Fund. The major risks of junk bond investments include:
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Junk bonds may be issued by less creditworthy issuers. Issuers of junk bonds may have a larger amount of outstanding debt relative to their assets than issuers of investment grade bonds. In the event of an issuer’s bankruptcy, claims of other creditors may have priority over the claims of junk bond holders, leaving few or no assets available to repay junk bond holders.
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Prices of junk bonds are subject to extreme price fluctuations. Adverse changes in an issuer’s industry and general economic conditions may have a greater impact on the prices of junk bonds than on other higher rated fixed-income securities.
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Issuers of junk bonds may be unable to meet their interest or principal payment obligations because of an economic downturn, specific issuer developments, or the unavailability of additional financing.
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Junk bonds frequently have redemption features that permit an issuer to repurchase the security from a Fund before it matures. If the issuer redeems junk bonds, a Fund may have to invest the proceeds in bonds with lower yields and may lose income.
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Junk bonds may be less liquid than higher rated fixed-income securities, even under normal economic conditions. There are fewer dealers in the junk bond market, and there may be significant differences in the prices quoted for junk bonds by the dealers. Because they are less liquid, judgment may play a greater role in valuing certain of a Fund’s securities than is the case with securities trading in a more liquid market.
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A Fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting issuer.
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The credit rating of a high yield security does not necessarily address its market value risk. Ratings and market value may change from time to time, positively or negatively, to reflect new developments regarding the issuer.
DISTRESSED SECURITIES RISK –  A Fund may invest in debt securities issued by companies that are involved in reorganizations, financial restructurings or bankruptcy. Investments in such distressed securities are speculative and involve substantial risks in addition to the risks of investing in junk bonds. A Fund will generally not receive interest payments on the distressed securities and may incur costs to protect its investment. In addition, distressed securities involve the substantial risk that principal will not be repaid. These securities may present a substantial risk of default or may be in default at the time of investment. A Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal of or interest on its portfolio holdings. In any reorganization or liquidation proceeding relating to a portfolio company, a Fund may lose its entire investment or may be required to accept cash or securities, including equity securities, with a value less than its original investment. Distressed securities and any securities received in an exchange for such securities may be subject to restrictions on resale and sales may be possible only at substantial discounts. Distressed securities and any securities received in an exchange for such securities may also be difficult to value and illiquid.
ILLIQUID INVESTMENTS RISK –  An illiquid investment means an investment that a Fund reasonably expects cannot be sold or disposed of in current market conditions within seven calendar days without the sale or disposition significantly changing the market value of the investment, as determined under the Fund’s liquidity risk management program. In addition, securities and other investments purchased by a Fund that are liquid at the time of purchase may subsequently become illiquid due to events relating to the issuer of the securities, market events, rising interest rates, economic conditions or investor perceptions. If a Fund holds illiquid investments, it may be unable to quickly sell them or may be able to sell them only at a price below current value. If one or more of a Fund’s investments becomes illiquid, the Fund may exceed its limit on such investments. In this case, the Fund will consider appropriate steps to bring the Fund’s holdings back under the limit.
INFLATION-PROTECTED SECURITIES RISK –  The value of inflation-protected securities generally fluctuates in response to changes in real interest rates (stated interest rates adjusted to factor in inflation). In general, the price of an inflation-indexed security decreases when real interest rates increase, and increases when real interest rates decrease. Interest payments on inflation-protected debt securities will fluctuate as the principal and/or interest is adjusted for inflation and can be unpredictable. The market for Treasury inflation-protected securities (“TIPS”) and corporate inflation-protected securities (“CIPS”) may be less developed or liquid, and more volatile, than certain other securities markets. There can be no assurance that the inflation index used in these securities (i.e., the CPI) will accurately measure the real rate of inflation. Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income for the amount of the increase in the calendar year, even though a Fund will not receive its principal until maturity.
INFLATION RISK –  A Fund’s investments may be subject to inflation risk, which is the risk that the real value (i.e., nominal price of the asset adjusted for inflation) of assets or income from investments will be less in the future as inflation decreases the purchasing power and value of money (i.e., as inflation increases, the real value of a Fund’s assets can decline). Inflation rates may change frequently and significantly as a result of various factors, including unexpected shifts in the domestic or global economy and changes in monetary or economic policies (or expectations that these policies may change), and a Fund’s investments may not keep pace with inflation, which would generally adversely affect the real value of Fund shareholders’ investment in the Fund. This risk is greater for fixed-income instruments with longer maturities. In addition, this risk may be significantly elevated compared to normal conditions because of recent monetary policy measures and the current interest rate environment.
INTEREST RATE RISK –  The risk that your investment may go down in value when interest rates rise, because when interest rates rise, the prices of bonds and fixed rate loans fall. A wide variety of factors can cause interest rates to rise, including central bank monetary policies and inflation rates. Generally, the longer the maturity of a bond or fixed rate loan, the more sensitive it is to this risk. For this reason, the longer a Fund’s average weighted portfolio maturity, the greater the impact a change in interest rates will have on its share price. Falling interest rates may also lead to a decline in a Fund’s income. These risks are greater during periods of rising inflation. Volatility in interest rates and in fixed income markets may increase the risk that a Fund’s investment in fixed income securities will go down in value. A rise in interest rates could also cause investors to rapidly move out of fixed-income securities, which may increase redemptions in a Fund and subject the Fund to increased liquidity risk. A substantial increase in interest rates may also have an adverse impact on the liquidity of one or more portfolio securities, especially those with longer maturities.
Risks associated with rising interest rates are currently heightened because the U.S. Federal Reserve has raised, and may continue to raise, interest rates and inflation is elevated. The U.S. Federal Reserve and other central banks may raise the federal funds rate and equivalent rates. Any such increases will likely cause market interest rates to rise, which will cause the value of a Fund’s fixed income holdings, particularly those with longer maturities, to fall. Any such rate increases may also increase volatility and reduce liquidity in the fixed income markets, which would make it more difficult to sell a Fund’s fixed income investments. Changes in central bank interest rate policies could also result in higher than normal shareholder redemptions, which could potentially increase portfolio turnover and a Fund’s transaction costs.

INVERSE FLOATER RISK –  Inverse floaters earn interest at rates that vary inversely to changes in short-term interest rates. As short-term interest rates rise, inverse floaters produce less income (and, in extreme cases, may pay no income) and as short-term interest rates fall, inverse floaters produce more income. Inverse floaters may be subject to leverage risk and counterparty risk. These risks are greater for inverse floaters that are structured as tender option bonds (“TOBs”). The prices and income of inverse floaters are generally more volatile than the prices and income of bonds with similar maturities and may decline rapidly during periods of rising interest rates. An investment in inverse floaters involves the risk of loss of principal and typically will involve greater risk than an investment in a municipal fixed rate security. Inverse floaters generally will underperform the market for fixed rate municipal securities in a rising interest rate environment. Investments in inverse floaters in the form of TOBs are also subject to risks related to the termination of the trust that issues the TOB, which could expose a Fund to losses associated with such termination.
ISSUER RISK –  The performance of a Fund depends on the performance of individual securities to which the Fund has exposure. Any issuer of these securities may perform poorly, causing the value of its securities to decline. Poor performance may be caused by poor management decisions, competitive pressures, changes in technology, expiration of patent protection, disruptions in supply, labor problems or shortages, corporate restructurings, fraudulent disclosures or other factors. Issuers may, in times of distress or at their own discretion, decide to reduce or eliminate dividends, which may also cause their stock prices to decline.
LARGE SHAREHOLDER TRANSACTION RISK –  A Fund may experience adverse effects when certain large shareholders purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions may cause a Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in a Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Additionally, redemptions by a large shareholder also potentially limit the use of any capital loss carryforwards and other losses to offset future realized capital gains (if any) and may limit or prevent a Fund’s use of tax equalization.
LEVERAGE RISK –  Certain transactions, including derivatives, to-be-announced investments and other when-issued, delayed delivery or forward commitment transactions, involve a form of leverage. Transactions involving leverage provide investment exposure in an amount exceeding the initial investment. Leverage can increase market exposure, magnify investment risks, and cause losses to be realized more quickly. Certain derivatives have the potential to cause unlimited losses for a Fund, regardless of the size of the initial investment. Leverage may also cause a Fund’s NAV to be more volatile than if the Fund had not been leveraged, as relatively small market movements may result in large changes in the value of a leveraged investment. The use of leverage may cause a Fund to liquidate portfolio positions to satisfy its obligations when it may not be advantageous to do so.
LIQUIDITY RISK –  Liquidity risk exists when the markets for particular investments or types of investments are or become relatively illiquid so that it is difficult or impossible for a Fund to sell the investment at the price at which the Fund has valued it. Illiquidity may result from political, economic or issuer specific events; changes in a specific market’s size or structure, including the number of participants; or overall market disruptions. Securities with reduced liquidity or that become illiquid involve greater risk than securities with more liquid markets. If a Fund and its affiliates hold a significant portion of a single issuer’s outstanding securities, the Fund may be subject to greater liquidity risk than if the issuer’s securities were more widely held.
Market quotations for illiquid or less liquid securities may be volatile and/or subject to large spreads between bid and ask prices. Reduced liquidity may have a negative impact on market price and a Fund’s ability to sell particular securities when necessary to meet the Fund’s liquidity needs or in response to a specific economic event. In addition, during periods of reduced market liquidity or in the absence of readily available market quotations for particular investments in a Fund’s portfolio, it may be difficult for a Fund to value these investments and it may be necessary to fair value the investments. Illiquidity can be caused by a drop in overall market trading volume, an inability to find a willing buyer, or legal restrictions on the securities’ resale. In addition, during certain periods, the liquidity of particular issuers or industries in which a Fund may invest, or all securities within a particular investment category in which the Fund may invest, may shrink or disappear suddenly and without warning as a result of adverse economic, market or political events (including periods of rapid interest rate changes), or adverse investor perceptions whether or not accurate. There can be no assurance that a security’s fair value accurately reflects the price at which a Fund could sell that security at that time, which could affect the proceeds of any redemption or the number of Fund shares you receive upon purchase.

Bond markets have consistently grown over the past three decades while the capacity for traditional dealer counterparties to engage in fixed income trading has not kept pace and in some cases has decreased. As a result, dealer inventories of corporate bonds are at or near historic lows in relation to market size. The significant reduction in dealer inventories could potentially lead to decreased liquidity and increased volatility in the fixed income markets. Such issues may be worse during periods of economic uncertainty.
LOANS AND LOAN PARTICIPATIONS RISK –  A Fund may invest in loans and loan participations originated or issued by both banks and corporations. Loans and loan participations, including floating rate loans, are subject to credit risk, including the risk of nonpayment of principal or interest. Also, periods of deteriorating economic conditions, such as recessions or periods of rising unemployment, or substantial increases in interest rates may cause an increase in loan defaults. Although the loans a Fund holds may be fully collateralized at the time of acquisition, the collateral may decline in value, be relatively illiquid, or lose all or substantially all of its value subsequent to investment. The claims of holders of unsecured loans are subordinated to, and thus lower in priority of payment to, claims of creditors holding secured indebtedness and possibly other classes of creditors holding unsecured debt. Unsecured loans have a greater risk of default than secured loans, particularly during periods of deteriorating economic conditions. Since they do not afford the lender recourse to collateral, unsecured loans are also subject to greater risk of nonpayment in the event of default than secured loans. Such loans generally have greater price volatility than more senior loans and may be less liquid. In addition, in the event an issuer becomes insolvent, a loan could be subject to settlement risks or administrative disruptions that could adversely affect a Fund’s investment. It may also be difficult to obtain reliable information about a loan or loan participation.
Many loans are subject to extended settlement periods and it may take greater than seven days for a loan purchase or sale transaction to settle. Loans may also be subject to restrictions on resale and may be difficult to value. Long settlement periods, any restrictions on a Fund’s ability to resell a loan investment and any difficulties in valuing a loan investment will have an adverse impact on a Fund’s ability to sell particular loans or loan participations when necessary to meet redemption requests or liquidity needs, or to respond to a specific economic event, such as deterioration in the creditworthiness of the borrower. These effects may make it more difficult for the Fund to pay investors when they redeem their Fund shares. Loans may also be subject to extension risk (the risk that borrowers will repay a loan more slowly in periods of rising interest rates) and prepayment risk (the risk that borrowers will repay a loan more quickly in periods of falling interest rates).
Commercial banks and other financial institutions or institutional investors make floating rate loans to companies that need capital to grow or restructure. Borrowers generally pay interest on these loans at rates that change in response to changes in market interest rates such as the Secured Overnight Financing Rate (“SOFR”) or the prime rates of U.S. banks. As a result, the value of loan investments is generally less exposed to the adverse effects of shifts in market interest rates than investments that pay a fixed rate of interest. However, because the trading market for certain loans may be less developed than the secondary market for bonds and notes, a Fund may experience difficulties in selling its loans. Leading financial institutions often act as agent for a broader group of lenders, generally referred to as a syndicate. The syndicate’s agent arranges the loans, holds collateral and accepts payments of principal and interest. If the agent develops financial problems, a Fund may not recover its investment or recovery may be delayed. By investing in such a loan, a Fund may become a member of the syndicate.
The loans in which a Fund invests are subject to the risk of loss of principal and income. Although borrowers frequently provide collateral to secure repayment of these obligations, they do not always do so. If they do provide collateral, the value of the collateral may not completely cover the borrower’s obligations at the time of a default. If a borrower files for protection from its creditors under the U.S. bankruptcy laws, these laws may limit a Fund’s rights to its collateral. In addition, the value of collateral may erode during a bankruptcy case. In the event of a bankruptcy, the holder of a loan may not recover its principal, may experience a long delay in recovering its investment and may not receive interest during the delay. Additionally, with respect to loan participations, a Fund, as a participant in a loan, will not have any direct claim on the loan or against the borrower, and the Fund may be subject to greater delays, expenses and risks than would have been involved if the Fund had purchased a direct obligation of the borrower.
In the event of the insolvency of an agent bank (in a syndicated loan, the agent bank is the bank in the syndicate whom undertakes the bulk of the administrative duties involved in the day-to-day administration of the loan), a loan could be subject to settlement risk, as well as the risk of interruptions in the administrative duties performed in the day to day administration of the loan (such as processing SOFR calculations, processing draws, etc.).
Because the sub-adviser may rely primarily on its own evaluation of a borrower’s credit quality, a Fund may be dependent on the analytical abilities of the sub-adviser with respect to its investments in loans.

Compared to securities and to certain other types of financial assets, purchases and sales of Senior Loans take relatively longer to settle, partly due to the fact that Senior Loans require a written assignment agreement and various ancillary documents for each transfer, and frequently require discretionary consents from both the borrower and the administrative agent. In addition, recent regulatory changes have increasingly caused dealers to insist on matching their purchases and sales, which can lead to delays in a Fund’s settlement of a purchase or sale of a Senior Loan in circumstances where the dealer’s corresponding transaction with another party is delayed. Dealers will also sometimes sell Senior Loans short, and hold their trades open for an indefinite period while waiting for a price movement or looking for inventory to purchase.
This extended settlement process can (i) increase the counterparty credit risk borne by a Fund; (ii) leave a Fund unable to timely vote, or otherwise act with respect to, Senior Loans it has agreed to purchase; (iii) delay a Fund from realizing the proceeds of a sale of a Senior Loan; (iv) inhibit a Fund’s ability to re-sell a Senior Loan that it has agreed to purchase if conditions change (leaving a Fund more exposed to price fluctuations); (v) prevent a Fund from timely collecting principal and interest payments; and (vi) expose a Fund to adverse tax or regulatory consequences.
Loan interests may not be considered “securities,” and purchasers, such as a Fund, therefore may not be entitled to rely on the anti-fraud protections of the federal securities laws. A Fund may be in possession of material non-public information about a borrower or issuer as a result of its ownership of a loan or security of such borrower or issuer. Because of prohibitions on trading in securities of issuers while in possession of such information, a Fund may be unable to enter into a transaction in a loan or security of such a borrower or issuer when it would otherwise be advantageous to do so.
MARKET RISK –  Market risk is the risk that one or more markets in which a Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Securities or other investments may decline in value due to factors affecting securities markets generally or individual issuers. The value of a security or other investment may change in value due to general market conditions that are not related to a particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally as well as global trade policies and political unrest or uncertainties. The value of a security or other investment may also change in value due to factors that affect an individual issuer, including data breaches and cybersecurity attacks, or a particular sector or industry. During a general downturn in the securities or other markets, multiple asset classes may decline in value simultaneously. When markets perform well, there can be no assurance that securities or other investments held by a Fund will participate in or otherwise benefit from the advance. Any market disruptions, including those arising out of geopolitical events (including wars, military conflicts, pandemics and epidemics) or natural/environmental disasters, could also prevent a Fund from executing advantageous investment decisions in a timely manner. The adverse impact of any one or more of these events on the market value of Fund investments could be significant and cause losses. A widespread health crisis, such as a global pandemic, could cause substantial market volatility, exchange trading suspensions or restrictions and closures of securities exchanges and businesses, impact the ability to complete redemptions, and adversely impact Fund performance. The outbreak of COVID-19, a respiratory disease caused by a novel coronavirus, negatively affected the worldwide economy, created supply chain disruptions and labor shortages, and impacted the financial health of individual companies and the market in significant and unforeseen ways. The future impact of COVID-19 is currently unknown. The effects to public health, business and market conditions resulting from COVID-19 pandemic have had, and may continue to have, a significant negative impact on the performance of certain investments, including exacerbating other pre-existing political, social and economic risks.
MORTGAGE-RELATED AND OTHER ASSET-BACKED SECURITIES RISK –  Mortgage-related and other asset-backed securities are subject to certain risks, including credit risk and interest rate risk. These investments expose a Fund to “extension risk,” which is the risk that borrowers will repay a loan more slowly in periods of rising interest rates which could increase the interest rate sensitivity of certain investments — such as mortgage- and asset-backed securities — and cause the value of these investments to fall. As a result, in a period of rising interest rates, if a Fund holds mortgage-related securities and other asset-backed securities, it may exhibit additional volatility. In addition, adjustable and fixed rate mortgage-backed securities are subject to “prepayment risk.” When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of a Fund because the Fund may have to reinvest that money at lower prevailing interest rates. A Fund’s investments in other asset-backed securities are subject to risks similar to those associated with mortgage-backed securities, as well as additional risks associated with the nature of the assets and the servicing of those assets. These securities are also subject to risk of default on the underlying mortgage or asset, particularly during periods of economic downturn. Issuers of asset-backed securities may have limited ability to enforce the security interest in the underlying assets, and credit enhancements provided to support the securities, if any, may be inadequate to protect investors in the event of default. In addition, as a result of its investment in asset-backed securities, a Fund would be subject to the risk that in certain states it may be difficult to perfect the liens securing the collateral backing certain asset-backed securities. Certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults.
Collateralized debt obligations (“CDOs”), which are a type of asset-backed security, are subject to heightened risks, including the possibility that distributions from collateral securities will not be adequate to make interest or other payments; the quality of the collateral may decline in value or default; a Fund may invest in collateralized debt obligations that are subordinate to other classes and, therefore, will not have primary rights to any payments in bankruptcy; values may be volatile; and disputes with the issuer may produce unexpected investment results. A Fund’s investments in CDOs will not receive the same investor protection as an investment in registered securities. In addition, prices of CDO investments can decline considerably. These types of instruments are frequently referred to as “mortgage derivatives” and are sensitive to changing interest rates and deteriorating credit environments. CDOs may lack of a readily available secondary market and be difficult to sell at the price at which a Fund values them.
A Fund may invest in uniform mortgage-backed securities, which are securities that generally align the characteristics of Fannie Mae and Freddie Mac certificates. Uniform mortgage-backed securities are a recent innovation and the effect they may have on the market for mortgage-related securities is uncertain.
A Fund may invest in mortgage-backed securities issued by the U.S. Government or by non-governmental issuers. To the extent that a Fund invests in mortgage-backed securities offered by non-governmental issuers, such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers, the Fund may be subject to additional risks. Mortgage-related securities issued by private issuers are subject to the credit risks of the issuers, as well as to interest rate risks. Timely payment of interest and principal of non-governmental issuers is supported by various forms of private insurance or guarantees, including individual loan, title, pool and hazard insurance purchased by the issuer. There can be no assurance that the private insurers can meet their obligations under the policies. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of a mortgage-backed security and could result in losses to a Fund. The risk of such defaults is generally higher in the case of mortgage pools that include subprime mortgages. Subprime mortgages refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their mortgages. These risks typically become elevated during periods of distressed economic, market, health and labor conditions. In particular, increased levels of unemployment, delays and delinquencies in payments of mortgage and rent obligations, and uncertainty regarding the effects and extent of government intervention with respect to mortgage payments and other economic matters may adversely affect a Fund’s investments in mortgage-backed securities.
COLLATERALIZED LOAN OBLIGATIONS RISK –  Collateralized loan obligations (“CLOs”) bear many of the same risks as other forms of asset-backed securities, including interest rate risk, credit risk and default risk. As they are backed by pools of loans, CLOs also bear similar risks to investing in loans directly. CLOs issue classes or “tranches” that vary in risk and yield. CLOs may experience substantial losses attributable to loan defaults. Losses caused by defaults on underlying assets are borne first by the holders of subordinate tranches. A Fund’s investment in CLOs may decrease in market value when the CLO experiences loan defaults or credit impairment, the disappearance of a subordinate tranche, or market anticipation of defaults and investor aversion to CLO securities as a class.
MUNICIPAL SECURITIES RISK –  Municipal securities risks include the possibility that the issuer may not be able to pay interest or repay principal when due; the relative lack of information about certain issuers of municipal securities; and the possibility that future legislative changes could affect the market for and value of municipal securities. Municipal securities are subject to interest rate risk, credit risk and market risk. Negative events, such as severe fiscal difficulties, bankruptcy of one or more issuers, an economic downturn, unfavorable legislation, court rulings or political developments, or reduced monetary support from the federal government could hurt Fund performance. Because municipal securities are issued to finance similar projects, conditions in those sectors may affect the overall municipal securities market. Municipal securities may be susceptible to periods of economic stress, which could affect the market values and marketability of many or all municipal obligations of issuers in a state, locality or US territory or possession. For example, the COVID-19 pandemic significantly stressed the financial resources of many municipal issuers. In addition, changes in the financial condition of an individual municipal issuer can affect the overall municipal market. Investment in municipal securities is also subject to:
General Obligation Bonds Risks –  The full faith, credit and taxing power of the municipality that issues a general obligation bond secures payment of interest and repayment of principal. Timely payments depend on the issuer’s credit quality, ability to raise tax revenues and ability to maintain an adequate tax base.

Revenue Bonds Risks –  Payments of interest and principal on revenue bonds are made only from the revenues generated by a particular facility, class of facilities or the proceeds of a special tax or other revenue source. These payments depend on the money earned by the particular facility or class of facilities, or the amount of revenues derived from another source.
Private Activity Bonds Risks –  Municipalities and other public authorities issue private activity bonds to finance development of industrial facilities for use by a private enterprise. The private enterprise pays the principal and interest on the bond, and the issuer does not pledge its full faith, credit and taxing power for repayment. If the private enterprise defaults on its payments, a Fund may not receive any income or get its money back from the investment.
Moral Obligation Bonds Risks –  Moral obligation bonds are generally issued by special purpose public authorities of a state or municipality. If the issuer is unable to meet its obligations, repayment of these bonds becomes a moral commitment, but not a legal obligation, of the state or municipality.
Municipal Notes Risks –  Municipal notes are shorter term municipal debt obligations. They may provide interim financing in anticipation of, and are secured by, tax collection, bond sales or revenue receipts. If there is a shortfall in the anticipated proceeds, the notes may not be fully repaid and a Fund may lose money.
Municipal Lease Obligations Risks –  In a municipal lease obligation, the issuer agrees to make payments when due on the lease obligation. The issuer will generally appropriate municipal funds for that purpose, but is not obligated to do so. Although the issuer does not pledge its unlimited taxing power for payment of the lease obligation, the lease obligation is secured by the leased property. However, if the issuer does not fulfill its payment obligation (i.e., annually appropriate money to make the lease payments), it may be difficult to sell the property and the proceeds of a sale may not cover a Fund’s loss.
Tax-Exempt Status Risk –  Municipal securities are subject to the risk that the Internal Revenue Service may determine that an issuer has not complied with applicable tax requirements and that interest from the municipal security is taxable, which may result in a significant decline in the value of the security.
NEW FUND RISK –  A Fund with a limited operating history may be subject to additional risks. There can be no assurance that a new Fund will grow to an economically viable size, in which case the Fund may cease operations. In such an event, investors may be required to liquidate or transfer their investments at an inopportune time.
NON-DIVERSIFICATION RISK –  A Fund that is non-diversified is permitted to invest a greater portion of its assets in a smaller number of issuers than a “diversified” fund. For this reason, a Fund may be more exposed to the risks associated with and developments affecting an individual issuer than a fund that invests more widely, which may result in a greater risk of loss. A Fund may also be subject to greater market fluctuation and price volatility than a more broadly diversified fund.
OTHER INVESTMENT COMPANIES RISK –  Investments in securities of other investment companies, including ETFs, are generally subject to limitations prescribed by the 1940 Act and its rules, and applicable SEC staff interpretations or applicable exemptive relief granted by the SEC. Such investments subject a Fund to the risks that apply to the other investment company, including market and selection risk, and may increase a Fund’s expenses to the extent the Fund pays fees, including investment advisory and administrative fees, charged by the other investment company. The success of a Fund’s investment in these securities is directly related, in part, to the ability of the other investment companies to meet their investment objective.
Investments in ETFs and listed closed-end funds are subject to the additional risk that shares of the ETF or closed-end fund may trade at a premium or discount to their net asset value per share. There may also not be an active trading market available for shares of some ETFs or closed-end funds. Additionally, trading of ETF and closed-end fund shares may be halted and ETF and closed-end fund shares may be delisted by the listing exchange. In addition, a Fund pays brokerage commissions in connection with the purchase and sale of shares of ETF and closed-end funds. ETFs and closed-end funds are also subject to specific risks depending on the nature of the ETF or closed-end fund, such as liquidity risk, sector risk, and foreign and emerging markets risk, as well as risks associated with fixed income securities, real estate investments and commodities. Closed-end funds may utilize more leverage than other types of investment companies. They can utilize leverage by issuing preferred stocks or debt securities to raise additional capital which can, in turn, be used to buy more securities and leverage its portfolio.
A business development company (“BDC”), which is a type of closed-end fund, typically invests in small and medium-sized companies. A BDC’s portfolio is subject to the risks inherent in investing in smaller companies, including that portfolio companies may be dependent on a small number of products or services and may be more adversely affected by poor economic or market conditions. Some BDCs invest substantially, or even exclusively, in one sector or industry group and therefore the BDC may be susceptible to adverse conditions and economic or regulatory occurrences affecting the sector or industry group, which tends to increase volatility and result in higher risk. The Small Business Credit Availability Act permits BDCs to adopt a lower asset coverage ratio, thereby enhancing their ability to use leverage. Investments in BDCs that use greater leverage may be subject to heightened risks.
A Fund will indirectly bear a pro rata share of fees and expenses incurred by any investment companies in which the Fund is invested. A Fund’s pro rata portion of the cumulative expenses charged by the investment companies is calculated as a percentage of the Fund’s average net assets. The pro rata portion of the cumulative expenses may be higher or lower depending on the allocation of a Fund’s assets among the investment companies and the actual expenses of the investment companies. Business development company expenses are similar to the expenses paid by any operating company held by a Fund. They are not direct costs paid by Fund shareholders and are not used to calculate a Fund’s net asset value. They have no impact on the costs associated with Fund operations.
QUANTITATIVE INVESTING RISK –  The value of securities or other investments selected using quantitative analysis may perform differently from the market as a whole or from their expected performance for many reasons, including, but not limited to, factors used in building the quantitative analytical framework, the weights placed on each factor, the accuracy of historical data supplied by third parties, and changing sources of market returns. The models used may be predictive in nature and such models may result in an incorrect assessment of future events. There may also be technical issues with the construction and implementation of quantitative models (for example, software or other technology malfunctions, or programming inaccuracies). The use of quantitative analysis to support investment decisions may cause a Fund to underperform other funds that have similar investment strategies or that select securities or other investments using other types of analysis. In addition, considerations that affect a security’s or other investment’s value can change over time and these changes may not be reflected in the quantitative model. There can be no assurance that quantitative investing will help a Fund to achieve its investment objective.
REGIONAL/COUNTRY FOCUS RISK –  To the extent that a Fund focuses its investments in a particular geographic region or country, the Fund may be subject to increased currency, political, social, environmental, regulatory and other risks not typically associated with investing in a larger number of regions or countries. In addition, certain foreign economies may themselves be focused in particular industries or more vulnerable to political changes than the U.S. economy, which may have a pronounced impact on the Fund’s investments. As a result, such Fund may be subject to greater price volatility and risk of loss than a fund holding more geographically diverse investments. Regional and country focus risk is heightened in emerging markets.
The following sets forth additional information regarding risks associated with investing in certain regions/countries:
Investments in Asian Securities –  Certain Asian economies have experienced high inflation, high unemployment, currency devaluations and restrictions, and over-extension of credit. Many Asian economies have experienced rapid growth and industrialization, and there is no assurance that this growth rate will be maintained. During the global recession that began in 2009, many of the export-driven Asian economies experienced the effects of the economic slowdown in the United States and Europe, and certain Asian governments implemented stimulus plans, low-rate monetary policies and currency devaluations. Economic events in any one Asian country may have a significant economic effect on the entire Asian region, as well as on major trading partners outside Asia. Any adverse event in the Asian markets may have a significant adverse effect on some or all of the economies of the countries in which a Fund invests. Many Asian countries are subject to political risk, including corruption and regional conflict with neighboring countries. In addition, many Asian countries are subject to social and labor risks associated with demands for improved political, economic and social conditions.
Investments in Central and South America –  The economies of certain Central and South American countries are generally considered emerging markets and are generally characterized by high interest rates, economic volatility, inflation, currency devaluations, government defaults and high unemployment rates. Currency devaluations in any one Latin American country can have a significant effect on the entire Latin American region. In addition, commodities (such as oil, gas and minerals) represent a significant percentage of exports for these regions and many economies in these regions are particularly sensitive to fluctuations in commodity prices. A relatively small number of Latin American companies represents a large portion of Latin America’s total market and thus may be more sensitive to adverse political or economic circumstances and market movements. Adverse economic events in one country may have a significant adverse effect on other countries in these regions.
Investments in Europe –  The Economic and Monetary Union of the EU requires compliance with restrictions on inflation rates, deficits, interest rates, debt levels and fiscal and monetary controls, each of which may significantly affect every country in Europe. Decreasing imports or exports, changes in governmental or EU regulations on trade, changes in the exchange rate of the euro (the common currency of certain EU countries), the default or threat of default by an EU member country on its sovereign debt, and/or an economic recession in an EU member country may have a significant adverse effect on the economies of EU member countries and their trading partners. The

European financial markets have experienced volatility and adverse trends due to concerns about economic downturns or rising government debt levels in several European countries. These events have adversely affected the exchange rate of the euro and may continue to significantly affect every country in Europe, including countries that do not use the euro. Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not produce the desired results, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and other entities of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. Uncertainty relating to the United Kingdom’s post-departure framework and relationships from the EU may have adverse effects on asset valuations and the renegotiation of trade agreements, as well as an increase in financial regulation in such markets. This may adversely impact Fund performance.
REPURCHASE AGREEMENTS RISK –  A Fund may enter into certain types of repurchase agreements or purchase and sale contracts. Under a repurchase agreement, the seller agrees to repurchase a security (typically a security issued or guaranteed by the U.S. Government) at a mutually agreed upon time and price. This insulates a Fund from changes in the market value of the security during the period. A purchase and sale contract is similar to a repurchase agreement, but purchase and sale contracts provide that the purchaser receives any interest on the security paid during the period. If the seller fails to repurchase the security in either situation and the market value declines, a Fund may lose money.
RESTRICTED SECURITIES RISK –  Restricted securities are securities that cannot be offered for public resale unless registered under the applicable securities laws or that have a contractual restriction that prohibits or limits their resale. Restricted securities include private placement securities that have not been registered under the applicable securities laws, such as Rule 144A securities, and securities of U.S. and non-U.S. issuers that are issued pursuant to Regulation S. Restricted securities may not be listed on an exchange and may have no active trading market. Restricted securities may be illiquid. A Fund may be unable to sell them on short notice or may be able to sell them only at a price below current value. Also, a Fund may get only limited information about the issuer of a restricted security, so it may be less able to predict a loss. In addition, if Fund management receives material non-public information about the issuer, a Fund may as a result be unable to sell the securities. Certain restricted securities may involve a high degree of business and financial risk and may result in substantial losses. Please see “Rule 144A Securities and Regulation S Securities Risk” below.
Rule 144A Securities and Regulation S Securities Risk –  “Rule 144A” securities are privately placed, restricted securities that may only be resold under certain circumstances to other qualified institutional buyers. Rule 144A investments are subject to certain additional risks compared to publicly traded securities. If there are not enough qualified buyers interested in purchasing Rule 144A securities when a Fund wishes to sell such securities, the Fund may be unable to dispose of such securities promptly or at reasonable prices. For this reason, although Rule 144A securities are generally considered to be liquid, a Fund’s holdings in Rule 144A securities may adversely affect the Fund’s overall liquidity if qualified buyers become uninterested in buying them at a particular time. Issuers of Rule 144A securities are required to furnish information to potential investors upon request. However, the required disclosure is much less extensive than that required of public companies and is not publicly available. Further, issuers of Rule 144A securities can require recipients of the information (such as the Fund) to agree contractually to keep the information confidential, which could also adversely affect a Fund’s ability to dispose of a security. Offerings of Regulation S securities may be conducted outside of the United States. Regulation S securities are generally less liquid than registered securities, as a result, a Fund may take longer to liquidate these positions than would be the case for publicly traded securities. Although Regulation S securities may be resold in privately negotiated transactions, the price realized from these sales could be less than those originally paid by a Fund. Further, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded. Accordingly, Regulation S securities may involve a high degree of business and financial risk and may result in substantial losses.
REVERSE REPURCHASE AGREEMENTS RISK –  Reverse repurchase agreements involve the sale of securities held by a Fund with an agreement to repurchase the securities at an agreed-upon price, date and interest payment. Reverse repurchase agreements carry the risk that the market value of the securities that a Fund is obligated to repurchase may decline below the repurchase price. A Fund could also lose money if it is unable to recover the securities and the value of any collateral held is less than the value of securities. The use of reverse repurchase agreements may increase the possibility of fluctuation in a Fund’s net asset value.

SECURITIES LENDING RISK –  Securities lending involves the risk that a Fund may lose money because the borrower of the securities the Fund has loaned out fails to return the securities in a timely manner or at all. A Fund could also lose money in the event of a decline in the value of the collateral provided for loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for a Fund. Securities lending also involves exposure to certain additional risks, including operational risk (i.e., the risk of losses resulting from problems in the settlement and accounting process –  especially so in certain international markets), “gap” risk (i.e., the risk of a mismatch between the return on cash collateral reinvestments and the fees a Fund has agreed to pay a borrower), risk of loss of collateral, credit, legal, counterparty and market risk. Although a Fund’s securities lending agent has agreed to provide the Fund with indemnification in the event of a borrower default, the Fund is still exposed to the risk of losses in the event a borrower does not return the Fund’s securities as agreed and the agent fails to indemnify the Fund.
SHORT SALES OF TO BE ANNOUNCED (TBA) SECURITIES RISK – When a Fund enters into a short sale of a TBA security it effectively agrees to sell at a future date and price a security it does not own. Although most TBA short sale transactions are closed before a Fund would be required to deliver the security, if the Fund does not close the position, the Fund may have to purchase the securities needed to settle the short sale at a higher price than anticipated. This would cause the Fund to lose money. A Fund may not always be able to purchase the securities required to settle a short at a particular time or at an attractive price. A Fund may incur increased transaction costs associated with selling TBA securities short. In addition, taking short positions in TBA securities results in a form of leverage, which could increase the volatility of a Fund’s returns.
STRIPPED SECURITIES RISK – Stripped securities are created when the issuer separates the interest and principal components of an instrument and sells them as separate securities. In general, one security is entitled to receive the interest payments on the underlying assets (the interest only or “IO” security) and the other to receive the principal payments (the principal only or “PO” security). Some stripped securities may receive a combination of interest and principal payments. The yields to maturity on IOs and POs are sensitive to the expected or anticipated rate of principal payments (including prepayments) on the related underlying assets, and principal payments may have a material effect on yield to maturity. If the underlying assets experience greater than anticipated prepayments of principal, a Fund may not fully recoup its initial investment in IOs. Conversely, if the underlying assets experience less than anticipated prepayments of principal, the yield on POs could be adversely affected. Stripped securities may be highly sensitive to changes in interest rates and rates of prepayment. The market for stripped securities may be limited, making it difficult for a Fund to sell its holdings at an acceptable price.
SUKUK RISK –  Sukuk are similar to conventional senior, unsecured bonds but are structured to comply with Sharia, or Islamic, law and its investment principles, which, inter alia, prohibit the charging or paying of interest. Sukuk represent undivided shares in the income generated by an underlying asset or pool of assets (the “Underlying Assets”) and/or contractual payment obligations of an obligor.
Obligors include international financial institutions, corporations, foreign governments and agencies of foreign governments (each, an “Obligor”). Obligors typically arrange for the issue sukuk through a special purpose vehicle or similar corporate entity (the “Sukuk Issuer”). For sukuk linked to Underlying Assets, title to the Underlying Assets is transferred to the Sukuk Issuer; for sukuk that are not linked to Underlying Assets, the sukuk represents an interest in the income stream generated by one or more contractual payment obligations of the Obligor to the Sukuk Issuer.
In either event, the payments received by the investor do not come from interest on such investor’s money.
Since the investors in sukuk purchase an instrument with income or periodic payments linked to a specific income stream, investors are subject to the risk that the relevant Underlying Assets or the contractual payment obligations may not perform as expected, and the flow of income may, accordingly, be slower than expected or may cease altogether.
In particular, Sukuk Issuers typically agree to redeem the sukuk at the end of a contractual term at an agreed price, similar to a maturity date. The ability of a Sukuk Issuer to redeem such sukuk is dependent on the income generated by the sukuk during its life and the ability and willingness of the Obligor to make payments to the Sukuk Issuer for payment to the investors.
No collateral, including the Underlying Assets, is pledged as security for sukuk. As unsecured investments, sukuk are backed only by the credit of the Obligor. Sukuk are also subject to the risks associated with developing and emerging market economies, which include, among others, inconsistent accounting and legal principles.
The process to resolve a default or other non-payment event in respect of sukuk is likely to take longer than resolving a default in respect of a bond. In addition, it is possible that evolving interpretations of Sharia law by courts or Islamic scholars on sukuk structures and sukuk transferability, or a determination subsequent to the issuance of a sukuk by courts or Islamic scholars that such sukuk does not comply with Sharia law and its investment principles, could have an adverse effect on the price and liquidity of a such sukuk, similarly-structured sukuk or the sukuk market in general and give rise to defenses of the Obligor and the Sukuk Issuer that amounts under the sukuk are not payable either in full or in part. In addition, investors’ ability to pursue and enforce actions with respect to these payment obligations or to otherwise enforce the terms of the sukuk, restructure the sukuk, obtain a judgment in a court of competent jurisdiction or attach assets of the Sukuk Issuer or the Obligor may be limited. In addition, as with conventional debt instruments, sukuk prices may change in response to global interest rate changes.
While the global sukuk market has grown in recent years, it is significantly smaller than bond market and there may be times when the market is illiquid and it is difficult to make an investment in, or dispose of, sukuk. Unlike bonds, sukuk are generally held to maturity, and trading is limited to the primary market.
SUSTAINABLE INVESTING RISK –  Applying a sustainability framework to the investment process may exclude or reduce exposure to securities of certain issuers for sustainability reasons and, therefore, a Fund may forgo some market opportunities available to funds that do not use a sustainability framework. A Fund’s performance may at times be better or worse than the performance of funds that do not use a sustainability framework. Although the sub-adviser seeks to identify issuers that fit within its sustainability framework, investors may differ in their views of what fits within this category of investments. As a result, a Fund may invest in issuers that do not reflect the beliefs and values of any particular investor. In addition, an issuer’s practices, products, or services may change over time, which could cause a Fund to be invested in securities that do not comply with the sub-adviser’s sustainability framework. Because the sub-adviser evaluates sustainability characteristics when selecting certain securities, the Fund’s portfolio may perform differently than funds that do not use sustainability characteristics. Sustainability characteristics may prioritize long term rather than short term returns. There is a risk that the information that the sub-adviser uses in evaluating an issuer may be incomplete, inaccurate or unavailable, which could adversely affect the analysis relevant to a particular investment. Further, the regulatory landscape with respect to sustainable investing in the United States is still developing and future rules and regulations may require a Fund to modify or alter its investment process with respect to sustainable investing.
In addition, the sub-adviser’s assessment of whether an issuer fits within its sustainability framework is made at the time of purchase and as a result, there is a risk that the issuers identified by the sub-adviser will not operate as anticipated and will no longer fit within the sub-adviser’s sustainability framework.
TAXABLE INCOME RISK –  The risk that a Fund may invest in securities or other instruments that produce income subject to income tax, including the Alternative Minimum Tax. A Fund’s investments in municipal securities rely on the opinion of the issuer’s bond counsel that the interest paid on those securities will not be subject to federal income tax. Tax opinions are generally provided at the time the municipal security is initially issued. However, after a Fund buys a security, the Internal Revenue Service may determine that a bond issued as tax-exempt should in fact be taxable and the Fund’s dividends with respect to that bond might be subject to federal income tax. In addition, income from tax-exempt municipal securities could be declared taxable because of unfavorable changes in tax laws, adverse interpretations by the Internal Revenue Service, state tax authorities, or a court, or the non-compliant conduct of a bond issuer.
TO BE ANNOUNCED (TBA) TRANSACTIONS RISK – TBA investments include when-issued and delayed delivery securities and forward commitments. TBA transactions involve the risk that the security a Fund buys will lose value prior to its delivery. A Fund is subject to this risk whether or not the Fund takes delivery of the securities on the settlement date for a transaction. There also is the risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, the Fund loses both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price. A Fund may also take a short position in a TBA investment when it owns or has the right to obtain, at no added cost, identical securities. If a Fund takes such a short position, it may reduce the risk of a loss if the price of the securities declines in the future, but will lose the opportunity to profit if the price rises. TBA transactions may also result in a higher portfolio turnover rate and/or increased capital gains for a Fund.
U.S. GOVERNMENT SECURITIES RISK – Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Securities backed by the U.S. Treasury or the full faith and credit of the United States are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so. In addition, the value of U.S. Government securities may be affected by changes in the credit rating of the U.S. Government. U.S. Government securities are also subject to default risk, which is the risk that the U.S. Treasury will be unable to meet its payment obligations. The maximum potential liability of the issuers of some U.S. Government securities held by a Fund may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future.
USE AS AN UNDERLYING FUND RISK –  A Fund may be an investment (an “Underlying Fund”) of one or more fund of funds. The term “fund of funds” refers to a fund that pursues its investment objective by investing primarily in other funds. As a result, a Fund may be subject to the following risks:
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A Fund, as an Underlying Fund, may experience relatively large redemptions or investments as the fund of funds periodically reallocates or rebalances its assets. These transactions may cause the Fund to sell securities to meet such redemptions, or to invest in cash, at times it would not otherwise do so, and may as a result increase transaction costs and adversely affect Fund performance.
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Such transactions could increase or decrease the frequency of capital gain recognition by a Fund and could affect the timing, amount and character of distributions you receive from a Fund.
VALUATION RISK –  This is the risk that a Fund has valued a security at a price different from the price at which it can be sold. This risk may be especially pronounced for investments that may be illiquid or may become illiquid and for securities that trade in relatively thin markets and/or markets that experience extreme volatility. A Fund’s ability to value its investments in an accurate and timely manner may be impacted by technological issues and/or errors by third party service providers, such as pricing services or accounting agents. If market conditions make it difficult to value certain investments, a Fund may value these investments using more subjective methods, such as fair-value methodologies. Investors who purchase or redeem Fund shares on days when the Fund is holding fair-valued securities may receive fewer or more shares, or lower or higher redemption proceeds, than they would have received if the Fund had not fair-valued the securities or had used a different valuation methodology. The value of foreign securities, certain fixed income securities and currencies, as applicable, may be materially affected by events after the close of the markets on which they are traded, but before a Fund determines its NAV.
VOLATILITY RISK –  The value of a Fund’s investments may fluctuate over a relatively short period of time. These fluctuations may cause a Fund’s net asset value per share to experience significant changes over similarly short periods of time.
WARRANTS RISK – Warrants give a Fund the right to purchase equity securities (“underlying stock”) at specific prices valid for a specific period of time. If the price of the underlying stock does not rise above the exercise price before the warrant expires, the warrant generally expires without any value and a Fund loses any amount it paid for the warrant. Thus, investments in warrants may involve substantially more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock and can be more volatile than the prices of the underlying stocks. The market for warrants may be limited and it may be difficult for a Fund to sell a warrant promptly at an advantageous price.
ZERO COUPON SECURITIES RISK – Zero-coupon securities pay no interest prior to their maturity date or another specified date in the future but are issued and traded at a discount to their face value. The discount varies as the securities approach their maturity date (or the date on which interest payments are scheduled to begin). While interest payments are not made on such securities, holders of such securities are deemed to have received income (“phantom income”) annually, notwithstanding that cash may not be received currently. As with other fixed income securities, zero coupon bonds are subject to interest rate and credit risk. Some of these securities may be subject to substantially greater price fluctuations during periods of changing market interest rates than comparable securities that pay interest currently. Longer term zero coupon bonds have greater interest rate risk than shorter term zero coupon bonds.

Disclosure of Portfolio Holdings
Each Fund will publicly disclose its complete month-end portfolio holdings, which may exclude certain de minimis or short-term investments, on its website at hartfordfunds.com no earlier than 25 calendar days after the end of each month. Each Fund also will publicly disclose on its website the largest ten issuers in which it invests (and the percentage invested in each) no earlier than 15 calendar days after the end of each month. A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio securities is available in the Funds’ SAI.

The Investment Manager and Sub-Adviser
The Investment Manager
Hartford Funds Management Company, LLC (the “Investment Manager”) is the investment manager to each Fund. The Investment Manager is an indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), a Connecticut-based financial services company. As of December 31, 2023, the Investment Manager and its wholly owned subsidiary, Lattice Strategies LLC, had approximately $129.3 billion in discretionary assets under management. The Investment Manager is responsible for the management of the Funds and supervises the activities of the investment sub-adviser described below. The Investment Manager is principally located at 690 Lee Road, Wayne, Pennsylvania 19087.
“Manager of Managers” Structure
The Investment Manager and the Funds rely on an exemptive order (the “Order”) from the U.S. Securities and Exchange Commission (“SEC”) under which the Funds operate pursuant to a “Manager of Managers” structure. The Investment Manager has responsibility, subject to oversight by the Board of Directors, to oversee the sub-adviser and recommend its hiring, termination and replacement. The Order permits the Investment Manager, on behalf of a Fund and subject to the approval of the Board of Directors, to hire, and to materially amend any existing or future sub-advisory agreement with, sub-advisers that are not affiliated with the Investment Manager (the “Original Relief”), as well as sub-advisers that are indirect or direct, wholly-owned subsidiaries of the Investment Manager or of another company that, indirectly or directly wholly owns the Investment Manager (the “Expanded Relief”), in each case without obtaining approval from the respective Fund’s shareholders. Shareholders of each of Dynamic Bond Fund, Municipal Short Duration Fund, Strategic Income Fund, and Sustainable Municipal Bond Fund have approved the operation of these Funds under any “manager of managers” structure, including under (i) both the Original Relief and Expanded Relief set forth in the Order and/or (ii) any future law, regulation, guidance, or exemptive relief provided by the SEC. Shareholders of each of Emerging Markets Local Debt Fund, Floating Rate Fund, High Yield Fund, Inflation Plus Fund, Low Duration High Income Fund, Municipal Opportunities Fund, Short Duration Fund, Total Return Bond Fund and World Bond Fund have approved the operation of these Funds under the “Manager of Managers” structure under the Original Relief set forth in the Order. Within 90 days after hiring any new sub-adviser, the respective Fund’s shareholders will receive information about any new sub-advisory relationship.
The Investment Sub-Adviser
Wellington Management serves as each Fund’s sub-adviser and performs the daily investment of the assets for each Fund. Wellington Management is a Delaware limited liability partnership with principal offices at 280 Congress Street, Boston, Massachusetts 02210. Wellington Management is a professional investment counseling firm that provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 80 years. Wellington Management is owned by the partners of Wellington Management Group LLP, a Massachusetts limited liability partnership. As of December 31, 2023, Wellington Management and its investment advisory affiliates had investment management authority with respect to approximately $1.22 trillion in assets.
Portfolio MANAGERS
The portfolio managers for each Fund are set forth below. The individual responsibilities of each portfolio manager to a Fund may differ and may include, among other things, security selection for all or a portion of the Fund, involvement in portfolio construction, asset allocation, and/or general oversight of the portfolio management of the Fund. The Funds’ SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Funds they manage.
Dynamic Bond Fund
Connor Fitzgerald, CFA, Senior Managing Director and Fixed Income Portfolio Manager of Wellington Management, has served as a portfolio manager of the Fund since 2022. Mr. Fitzgerald joined Wellington Management as an investment professional in 2015.
Schuyler S. Reece, CFA, Managing Director and Fixed Income Portfolio Manager of Wellington Management, has served as a portfolio manager of the Fund since 2024 and has been involved in securities analysis for the Fund since 2022. Mr. Reece joined Wellington Management as an investment professional in 2014.

Emerging Markets Local Debt Fund
Michael T. Henry, Managing Director and Fixed Income Portfolio Manager of Wellington Management, has served as a portfolio manager for the Fund since 2015 and securities analysis for the Fund since 2014. Mr. Henry joined Wellington Management as an investment professional in 2014. Prior to joining Wellington Management in 2014, Mr. Henry worked as a partner and portfolio manager at Tandem Global Partners (2012 to 2014), a New York-based hedge fund. Prior to that he was an executive director and proprietary trader in emerging markets at JPMorgan (2004 to 2012), specializing in relative value and arbitrage in rates and currencies. Mr. Henry began his career as an investment professional at Lehman Brothers as an Associate, Fixed Income Research in 1996.
Kevin F. Murphy, Senior Managing Director and Fixed Income Portfolio Manager of Wellington Management, has served as a portfolio manager for the Fund since 2017 and securities analysis for the Fund since 2016. Mr. Murphy joined Wellington Management as an investment professional in 2016. Previously, Mr. Murphy was a portfolio manager at Putnam Investments (1999 to 2016).
Floating Rate Fund
David B. Marshak, Managing Director and Fixed Income Portfolio Manager of Wellington Management, has served as a portfolio manager for the Fund since 2017 and has been involved in securities analysis for the Fund since 2012. Mr. Marshak joined Wellington Management as an investment professional in 2004.
Jeffrey W. Heuer, CFA, Managing Director and Fixed Income Portfolio Manager of Wellington Management, has served as a portfolio manager for the Fund since 2017 and securities analysis for the Fund since 2012. Mr. Heuer joined Wellington Management as an investment professional in 2001.
High Yield Fund
Michael V. Barry, Senior Managing Director and Fixed Income Portfolio Manager of Wellington Management, has served as a portfolio manager for the Fund since 2021 and has been involved in securities analysis for the Fund since 2012. Mr. Barry joined Wellington Management as an investment professional in 2010.
Inflation Plus Fund
Joseph F. Marvan, CFA, Senior Managing Director and Fixed Income Portfolio Manager of Wellington Management, has served as a portfolio manager of the Fund since 2015. Mr. Marvan joined Wellington Management as an investment professional in 2003.
Brij S. Khurana, Senior Managing Director and Fixed Income Portfolio Manager of Wellington Management, has served as a portfolio manager of the Fund since 2021 and has been involved in securities analysis for the Fund since 2020. Mr. Khurana joined Wellington Management as an investment professional in 2016. Prior to joining Wellington Management, Mr. Khurana was an investment professional with Pacific Investment Management Company (PIMCO).
Jeremy Forster, Managing Director and Fixed Income Portfolio Manager of Wellington Management, has served as a portfolio manager of the Fund since 2022 and has been involved in securities analysis for the Fund since 2011. Mr. Forster joined Wellington Management as an investment professional in 2011. Prior to joining Wellington Management, Mr. Forster was an investment professional with Federal Reserve Bank of New York (2004-2011).
Low Duration High Income Fund
Alyssa Irving, Senior Managing Director and Fixed Income Portfolio Manager of Wellington Management, has served as a portfolio manager for the Fund since March 2024. Ms. Irving joined Wellington Management as an investment professional in 2006.
Marc K. Piccuirro, CFA, Senior Managing Director and Fixed Income Portfolio Manager of Wellington Management, has been a portfolio manager for the Fund since March 2024. Mr. Piccuirro joined Wellington Management as an investment professional in 2007.
Municipal Opportunities Fund
Brad W. Libby, Managing Director and Fixed Income Portfolio Manager/Credit Analyst of Wellington Management, has served as a portfolio manager of the Fund since 2012. Mr. Libby joined Wellington Management as an investment professional in 2010. Prior to joining Wellington Management, Mr. Libby was an investment professional with Putnam Investments (1996 to 2009).
Timothy D. Haney, CFA, Senior Managing Director and Fixed Income Portfolio Manager of Wellington Management, has served as a portfolio manager of the Fund since 2012. Mr. Haney joined Wellington Management as an investment professional in 2005. Effective December 31, 2024, Mr. Haney will no longer serve as a portfolio manager for the Fund.

Elizabeth J. Kleinerman, CFA, Senior Managing Director and Fixed Income Portfolio Manager of Wellington Management, has served as a portfolio manager of the Fund since 2023 and has been involved in securities analysis for the Fund since 2021. Ms. Kleinerman joined Wellington Management in 2001 and transitioned to the fixed income team in 2004.
Municipal Short Duration Fund
Brad W. Libby, Managing Director and Fixed Income Portfolio Manager/Credit Analyst of Wellington Management, has served as a portfolio manager of the Fund since 2015. Mr. Libby joined Wellington Management as an investment professional in 2010. Prior to joining Wellington Management, Mr. Libby was an investment professional with Putnam Investments (1996 to 2009).
Timothy D. Haney, CFA, Senior Managing Director and Fixed Income Portfolio Manager of Wellington Management, has served as a portfolio manager of the Fund since 2015. Mr. Haney joined Wellington Management as an investment professional in 2005. Effective December 31, 2024, Mr. Haney will no longer serve as a portfolio manager for the Fund.
Elizabeth J. Kleinerman, CFA, Senior Managing Director and Fixed Income Portfolio Manager of Wellington Management, has served as a portfolio manager of the Fund since 2023 and has been involved in securities analysis for the Fund since 2021. Ms. Kleinerman joined Wellington Management in 2001 and transitioned to the fixed income team in 2004.
Short Duration Fund
Marc K. Piccuirro, CFA, Senior Managing Director and Fixed Income Portfolio Manager of Wellington Management, has been a portfolio manager for the Fund since 2022 and has been involved with portfolio and risk analysis for the Fund since 2012. Mr. Piccuirro joined Wellington Management as an investment professional in 2007.
Timothy E. Smith, Senior Managing Director and Fixed Income Portfolio Manager of Wellington Management, has served as a portfolio manager of the Fund since 2012. Mr. Smith joined Wellington Management as an investment professional in 1992. Effective June 30, 2024, Mr. Smith will no longer serve as a portfolio manager for the Fund.
Strategic Income Fund
Campe Goodman, CFA, Senior Managing Director and Fixed Income Portfolio Manager of Wellington Management, has served as a portfolio manager of the Fund since 2012. Mr. Goodman joined Wellington Management as an investment professional in 2000.
Joseph F. Marvan, CFA, Senior Managing Director and Fixed Income Portfolio Manager of Wellington Management, has served as a portfolio manager for the Fund since 2012 and has been involved in securities analysis for the Fund since 2012. Mr. Marvan joined Wellington Management as an investment professional in 2003.
Robert D. Burn, CFA, Senior Managing Director and Fixed Income Portfolio Manager of Wellington Management, has served as a portfolio manager for the Fund since 2016 and has been involved in securities analysis for the Fund since 2012. Mr. Burn joined Wellington Management as an investment professional in 2007.
Sustainable Municipal Bond Fund
Brad W. Libby, Managing Director and Fixed Income Portfolio Manager/Credit Analyst of Wellington Management, has served as a portfolio manager of the Fund since 2015. Mr. Libby joined Wellington Management as an investment professional in 2010. Prior to joining Wellington Management, Mr. Libby was an investment professional with Putnam Investments (1996 to 2009).
Timothy D. Haney, CFA, Senior Managing Director and Fixed Income Portfolio Manager of Wellington Management, has served as a portfolio manager of the Fund since 2015. Mr. Haney joined Wellington Management as an investment professional in 2005. Effective December 31, 2024, Mr. Haney will no longer serve as a portfolio manager for the Fund.
Elizabeth J. Kleinerman, CFA, Senior Managing Director and Fixed Income Portfolio Manager of Wellington Management, has served as a portfolio manager of the Fund since 2023 and has been involved in securities analysis for the Fund since 2021. Ms. Kleinerman joined Wellington Management in 2001 and transitioned to the fixed income team in 2004.
Total Return Bond Fund
Joseph F. Marvan, CFA, Senior Managing Director and Fixed Income Portfolio Manager of Wellington Management, has served as a portfolio manager of the Fund since 2012. Mr. Marvan joined Wellington Management as an investment professional in 2003.

Campe Goodman, CFA, Senior Managing Director and Fixed Income Portfolio Manager of Wellington Management, has served as a portfolio manager for the Fund since 2012. Mr. Goodman joined Wellington Management as an investment professional in 2000.
Robert D. Burn, CFA, Senior Managing Director and Fixed Income Portfolio Manager of Wellington Management, has served as a portfolio manager for the Fund since 2016 and has been involved in securities analysis for the Fund since 2012. Mr. Burn joined Wellington Management as an investment professional in 2007.
Jeremy Forster, Managing Director and Fixed Income Portfolio Manager of Wellington Management, has served as a portfolio manager of the Fund since 2024 and has been involved in securities analysis for the Fund since 2012. Mr. Forster joined Wellington Management as an investment professional in 2011. Prior to joining Wellington Management, Mr. Forster was an investment professional with Federal Reserve Bank of New York (2004-2011).
World Bond Fund
Mark H. Sullivan CFA, Senior Managing Director and Fixed Income Portfolio Manager of Wellington Management, has served as a portfolio manager for the Fund since 2011. Mr. Sullivan joined Wellington Management in 1999 and has been an investment professional since 2002.
Martin Harvey, CFA, Managing Director and Fixed Income Portfolio Manager with an affiliate of Wellington Management, has served as a portfolio manager for the Fund since 2017 and securities analysis for the Fund since 2016. Mr. Harvey joined Wellington Management as an investment professional in 2016. Previously, Mr. Harvey served as a fixed income portfolio manager at Columbia Threadneedle Investments (2006 to 2016).
Marion Pelata, Vice President and Portfolio Manager of Wellington Management, has served as a portfolio manager for the Fund since 2024 and has been involved in securities analysis for the Fund since 2018. Ms. Pelata joined Wellington Management as an investment professional in 2016.
MANAGEMENT FEE. Each Fund pays a monthly management fee to the Investment Manager as set forth in its investment management agreement at an annual rate based on the Fund’s average daily net asset value. The Investment Manager pays a sub-advisory fee to Wellington Management out of its management fee. The chart below shows the effective management fee for the fiscal year ended October 31, 2023 that was paid by each Fund listed below to the Investment Manager as a percentage of such Fund’s average daily net assets.
Fund	Effective Management Fee
Dynamic Bond Fund*	0.60%
Emerging Markets Local Debt Fund	0.75%
Floating Rate Fund	0.62%
High Yield Fund	0.50%
Inflation Plus Fund	0.39%
Low Duration High Income Fund**	0.70%
Municipal Opportunities Fund	0.31%
Municipal Short Duration Fund	0.35%
Short Duration Fund	0.38%
Strategic Income Fund	0.50%
Sustainable Municipal Bond Fund	0.35%
Total Return Bond Fund	0.28%
World Bond Fund	0.58%
*
Effective March 1, 2024, the management fee of the Investment Manager set forth in the investment management agreement with respect to the Dynamic Bond Fund is as follows: 0.5500% of the first $1 billion; and 0.5400% in excess of $1 billion annually of the Dynamic Bond Fund’s average daily net assets. From November 1, 2022 through February 29, 2024, the management fee of the Investment Manager set forth in the investment management agreement with respect to the Dynamic Bond Fund was as follows: 0.6000% of the first $1 billion; and 0.5900% in excess of $1 billion annually of the Dynamic Bond Fund’s average daily net assets.
**
Effective March 1, 2024, the management fee of the Investment Manager set forth in the investment management agreement with respect to the Low Duration High Income Fund is as follows: 0.6000% of the first $1 billion; 0.5500% of the next $4 billion; and 0.5300% in excess of $5 billion annually of the Low Duration High Income Fund’s average daily net assets. From November 1, 2022 through February 29, 2024, the management fee of the Investment Manager set forth in the investment management agreement with respect to the Low Duration High Income Fund was as follows: 0.7000% of the first $500 million; 0.6500% of the next $2 billion; 0.6400% of the next $2.5 billion; 0.6300% of the next $5 billion; and 0.6200% in excess of $10 billion annually of the Low Duration High Income Fund’s average daily net assets.

A discussion regarding the basis for the Board of Directors’ approval of the investment management agreement for each Fund with the Investment Manager, as well as the investment sub-advisory agreement for each Fund between the Investment Manager and the sub-adviser, is available in the Funds’ annual report to shareholders for the fiscal year ended October 31, 2023.
OTHER FUND EXPENSES. In addition to costs discussed under “Portfolio Turnover” in the Summary Section, a Fund may pay or receive certain fees in connection with buying or selling a loan. These fees are in addition to interest payments received and may include fees, such as, up-front fees, commitment fees, transfer and assignment fees, facility fees, amendment fees, and prepayment penalties. These costs are not reflected in a Fund’s annual operating expenses or in the examples.

Classes of Shares
Each Fund offers the following classes of shares:
Fund	A	C	I	R3	R4	R5	R6	Y	F
Dynamic Bond Fund	√	√	√			√	√	√	√
Emerging Markets Local Debt Fund	√	√	√	√	√	√		√	√
Floating Rate Fund	√	√	√	√	√	√		√	√
High Yield Fund	√	√	√	√	√	√	√	√	√
Inflation Plus Fund	√	√	√	√	√	√		√	√
Low Duration High Income Fund	√	√	√	√	√	√		√	√
Municipal Opportunities Fund	√	√	√					√	√
Municipal Short Duration Fund	√	√	√						√
Short Duration Fund	√	√	√	√	√	√	√	√	√
Strategic Income Fund	√	√	√	√	√	√	√	√	√
Sustainable Municipal Bond Fund	√	√	√						√
Total Return Bond Fund(1)	√	√	√	√	√	√	√	√	√
World Bond Fund	√	√	√	√	√	√	√	√	√
(1)
Class C shares of the Fund are closed to new investors. No purchases of a closed share class are allowed, other than as described in the Summary Section. Investors should contact their financial professional to determine whether they are eligible to purchase shares of the Fund. If you believe you are eligible to purchase shares of the Fund, you may be required to provide appropriate proof of eligibility. The Fund reserves the right to: (i) reject any purchase order if it believes that acceptance of such order would interfere with its ability to be effectively managed; (ii) reopen a share class of the Fund to new investors at a future date; (iii) issue shares in connection with a reorganization; and (iv) make additional exceptions, limit the above exceptions, or otherwise modify the foregoing closure policy for any reason. A share class’ closed status does not restrict existing shareholders from redeeming shares of the Fund. However, any shareholders who redeem all Fund shares in their account would generally not be permitted to re-establish the account and purchase shares of a closed class unless they meet one of the criteria set forth in the Fund’s Summary Section or are reinvesting in the same Fund pursuant to the Reinstatement Privilege set forth in this prospectus. You may obtain additional information by calling Hartford Funds at: 1-888-843-7824.
Investor Requirements
This section describes investor requirements for each class of shares offered by the Funds. Each Fund may, in its sole discretion, modify or waive the eligibility requirements for purchases of any class of its shares.
Class A Shares. Class A shares are generally available for purchase by all investors other than retirement plans, except as described below. Purchases of Class A shares by certain retirement plans are permitted under the following circumstances:
•
If the plan is one of the following types of retirement plans and the plan was invested in or was offered as an investment option Class A shares of a Hartford mutual fund at net asset value on or before June 30, 2007: (a) an employer-sponsored retirement plan with at least 100 participants or $500,000 in plan assets; (b) a retirement plan that buys Fund shares through a group variable funding agreement that was issued by Hartford Life Insurance Company; or (c) a retirement plan for which Hartford Life Insurance Company or its affiliate served as plan administrator; or
•
If the plan is an employer-sponsored retirement plan held directly at a broker-dealer (that is, outside of a retirement plan recordkeeping platform or third party administrator). Such retirement plans may purchase Class A shares, subject to all applicable sales charges as described in this prospectus.
Class A shares are not available for purchase by accounts for which no broker-dealer or other financial intermediary is specified, except under the following circumstances: (i) purchases by shareholders who have an existing account without a broker-dealer or financial intermediary as of the close of business on March 31, 2022 to add to their existing Fund account through subsequent purchases, through exchanges from other Hartford mutual funds, or through conversions of another share class in the Fund for Class A shares in the same Fund; (ii) purchases by shareholders in an Orphaned Account (as defined below); or (iii) purchases through reinvestment of dividends or capital gains distributions.
Certain shareholder accounts are maintained with the transfer agent and list a broker-dealer of record (“Prior Broker-Dealer of Record”), and if, subsequently, such Prior Broker-Dealer of Record resigns from the account resulting in such account being held directly with the transfer agent without a new broker-dealer of record for such account, then such account would be referred to as an “Orphaned Account.”

Class A shares have a minimum investment requirement of $2,000 ($5,000 in the case of Emerging Markets Local Debt Fund) for all accounts except: $250, if establishing an AIP, with recurring monthly investments of at least $50.
Class C Shares. Class C shares are generally available for purchase by all investors other than retirement plans. Class C shares are not available for purchase by accounts for which no broker-dealer or other financial intermediary is specified. Any such purchase received by the Funds’ transfer agent for Class C shares for such accounts will be rejected.
Class C shares have a minimum investment requirement of $2,000 ($5,000 in the case of Emerging Markets Local Debt Fund) for all accounts except: $250, if establishing an AIP, with recurring monthly investments of at least $50.
Class I Shares. Class I shares are offered:
•
through financial intermediaries who charge such clients a fee for advisory, investment, consulting or similar services;
•
through financial intermediaries that have entered into an agreement with Hartford Funds Distributors, LLC (the “Distributor”) to offer Class I shares;
•
to institutional investors, which include but are not limited to: family offices and their clients; non-profit organizations, charitable trusts, foundations and endowments; and accounts registered to bank trust departments, trust companies, registered investment advisers and investment companies; and
•
to current or retired officers, directors and employees (and their spouse (or legal equivalent recognized under state law) and any children under 21) of the Funds, The Hartford, the sub-adviser to the Funds, Hartford Administrative Services Company, and their affiliates.
Class I shares are not available to qualified employee benefit plans and other retirement savings plans. This restriction does not apply to qualified employee benefit plans (such as a health savings account or health savings plan) offered to current or retired officers, directors and employees (and their spouse (or legal equivalent recognized under state law) and any children under 21) of the Funds, The Hartford, the sub-adviser to the Funds, Hartford Administrative Services Company, and their affiliates. Class I shares have a minimum investment requirement of $2,000 ($5,000 in the case of Emerging Markets Local Debt Fund) for all accounts except: $250, if establishing an AIP, with recurring monthly investments of at least $50.
Class R3, Class R4, Class R5 and Class R6 Shares. Class R3, R4, R5 and R6 shares are available only to 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans, nonqualified deferred compensation plans, health savings plans, health savings accounts, funded welfare benefit plans (e.g., Voluntary Employees’ Beneficiary Association (VEBA) and Other Post-Employment Benefits (OPEB) plans) and thrift savings plans. Class R3, R4, R5 and R6 shares generally are available only where the shares are held on the books of the Fund through omnibus accounts (either at the plan level or at the level of the financial services firm). Class R3, R4, R5 and R6 shares are not available to retail non-retirement accounts, Traditional and Roth Individual Retirement accounts (IRAs), Coverdell Education Savings Accounts, SEPs, SARSEPs, SIMPLE IRAs and individual 403(b) plans.
Class Y Shares. Class Y shares are offered:
•
through financial intermediaries who charge such clients a fee for advisory, investment, consulting or similar services;
•
through financial intermediaries that have entered into an agreement with the Distributor to offer Class Y shares through a no-load network or platform (as discussed below under “Commissions and Transaction Fees”, a financial intermediary may require you to pay a commission when buying and selling such “no-load” shares); and
•
to institutional investors, which include but are not limited to: family offices and their clients; non-profit organizations, charitable trusts, foundations and endowments; and accounts registered to bank trust departments, trust companies, registered investment advisers and investment companies.
Class Y shares have an investment minimum of $250,000, which is waived when the shares are purchased through omnibus accounts (or similar types of accounts). The investment minimum for Class Y shares does not apply to qualified employee benefit plans and other retirement savings plans.
Class Y shares are no longer available to new qualified employee benefit plans and other retirement savings plans, except as indicated below. Purchases of Class Y shares by certain retirement plans are permitted under the following circumstances: (i) purchases by qualified employee benefit plans and other retirement savings plans that held Class Y shares of any Hartford mutual fund as of close of business on March 29, 2019; (ii) purchases through reinvestment of dividends; (iii) purchases by qualified employee benefit plans and other retirement savings plans that have been pre-approved by the Distributor to purchase Class Y shares; and (iv) purchases, including through reinvestment of dividends, by qualified employee benefit plans and other retirement savings plans that received shares of the Fund as part of a reorganization.
Class F Shares. Class F shares are generally only available through financial intermediaries that have entered into an appropriate agreement to sell Class F shares of a Fund. However, purchases by affiliated investment companies, purchases by 529 plans or purchases of $1,000,000 or more of Class F shares may be made directly through the Funds’ transfer agent. Class F shares are not available to retirement plans. Class F shares do not have a minimum initial investment requirement when the shares are purchased through omnibus accounts (or similar types of accounts). All other eligible investors must meet the minimum initial investment requirement of at least $1,000,000 in Class F shares of a Fund, except for affiliated investment companies and 529 plans. Each Fund reserves the right in its sole discretion to waive the minimum initial investment requirement.
Choosing a Share Class
Each share class has its own cost structure, allowing you to choose the one that best meets your needs. When you choose your class of shares, you should consider a number of factors, including the size of your investment and how long you plan to hold your shares, the expenses borne by each class, any front-end sales charge or contingent deferred sales charge (“CDSC”) applicable to a class and whether you qualify for any reduction or waiver of sales charges, and the availability of the share class for purchase by you. Certain classes have higher expenses than other classes, which may lower the return on your investment when compared to a less expensive class. The Funds, the Funds’ transfer agent, and the Distributor do not provide investment advice. Please contact your financial intermediary to determine which share class may be appropriate for you.
In making your decision regarding which share class may be best for you to invest in, please keep in mind that your financial intermediary or plan administrator may receive different compensation depending on the share class you buy and different share classes may offer you different services. You should consult with your financial intermediary about the comparative pricing and features of each share class, the services available for shareholders in each share class, the compensation that your financial intermediary will receive in connection with each share class and other factors that may affect your decision about the best share class to buy.
Each of Class A, Class C, Class R3 and Class R4 shares has adopted a Rule 12b-1 plan that allows that class to pay distribution and service fees for the sale and distribution of its shares and for providing services to shareholders. Because these fees are paid out of a Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.
	Front End Sales Charge	Deferred Sales Charge (Load)	Distribution and Service (12b-1) Fees(1)
Class A	Described under “How Sales Charges are Calculated”	Described under “How Sales Charges are Calculated”	0.25%
Class C(2)	None	1.00% on shares sold within one year of purchase	1.00%
Class I	None	None	None
Class R3	None	None	0.50%
Class R4	None	None	0.25%
Class R5	None	None	None
Class R6	None	None	None
Class Y	None	None	None
Class F	None	None	None
(1)
As a percentage of the Fund’s average net assets.
(2)
Automatic conversion of Class C shares to Class A shares as set forth in the section entitled “Automatic Conversions,” thus reducing future annual expenses (certain exclusions may apply).
COMMISSIONS AND TRANSACTION FEES. You may be required to pay a commission to your financial intermediary when buying or selling Class I, Class R6, Class Y, or Class F shares. The Funds make available other share classes that have different fees and expenses, which are disclosed and described in this prospectus. Please contact your financial intermediary for more information on commissions. Although the Funds do not charge a transaction fee, you may be charged a fee by financial intermediaries for the purchase or sale of a Fund’s shares through that financial intermediary. This transaction fee is separate from any sales charge that a Fund may apply. Please contact your financial intermediary for more information on transaction fees.
How Sales Charges Are Calculated
Class A Shares. The tables below present the front-end sales charge as a percentage of both the offering price and the net amount invested and commissions to dealers as a percentage of the offering price.
All Funds except Floating Rate Fund, Low Duration High Income Fund and Short Duration Fund
Your Investment	As a Percentage of Offering Price	As a Percentage of Net Investment	Dealer Commission – As Percentage of Offering Price
Less than $50,000	4.50%	4.71%	3.75%
$50,000 – $99,999	4.00%	4.17%	3.50%
$100,000 – $249,999	3.50%	3.63%	3.00%
$250,000 – $499,999	2.50%	2.56%	2.00%
$500,000 – $999,999	2.00%	2.04%	1.75%
$1 million or more(1)	0%	0%	See below
(1)
Investments of $1 million or more in Class A shares may be made with no front-end sales charge. However, if you qualify to purchase your Class A shares without any sales charge and you redeem those shares within 18 months of the purchase, you may pay a CDSC of 1.00% on any Class A shares sold with respect to each Fund, except Municipal Opportunities Fund and Total Return Bond Fund, and with respect to Municipal Opportunities Fund and Total Return Bond Fund, you may pay a CDSC of 0.75% on any Class A shares sold. For purposes of the CDSC, all purchases made during a calendar month are counted as having been made on the first day of that month. The amount of any CDSC is based on the lesser of the original purchase cost or the current market value of the shares being sold and is not charged on shares you acquired by reinvesting your dividends and capital gains distributions. Each time you place a request to sell shares, we will first sell any shares in your account that are not subject to a CDSC. The CDSC on Class A shares will not apply where the selling broker dealer was not paid a commission.
Floating Rate Fund and Low Duration High Income Fund
Your Investment	As a Percentage of Offering Price	As a Percentage of Net Investment	Dealer Commission – As Percentage of Offering Price
Less than $50,000	3.00%	3.09%	2.50%
$50,000 – $99,999	2.50%	2.56%	2.00%
$100,000 – $249,999	2.25%	2.30%	1.75%
$250,000 – $499,999	1.75%	1.78%	1.25%
$500,000 – $999,999	1.25%	1.27%	1.00%
$1 million or more(1)	0%	0%	See below
(1)
Investments of $1 million or more in Class A shares may be made with no front-end sales charge. However, if you qualify to purchase your Class A shares without any sales charge and you redeem those shares within 18 months of the purchase, you may pay a CDSC of 1.00% on any Class A shares sold. For purposes of this CDSC, all purchases made during a calendar month are counted as having been made on the first day of that month. The amount of any CDSC is based on the lesser of the original purchase cost or the current market value of the shares being sold and is not charged on shares you acquired by reinvesting your dividends and capital gains distributions. Each time you place a request to sell shares, we will first sell any shares in your account that are not subject to a CDSC. This CDSC will not apply where the selling broker dealer was not paid a commission.
Short Duration Fund
Your Investment	As a Percentage of Offering Price	As a Percentage of Net Investment	Dealer Commission – As Percentage of Offering Price
Less than $250,000	2.00%	2.04%	1.50%
$250,000 – $499,999	1.50%	1.52%	1.00%
$500,000 or more(1)	0%	0%	See below
(1)
Investments of $500,000 or more in Class A shares may be made with no front-end sales charge. However, if you qualify to purchase your Class A shares without any sales charge and you redeem those shares within 18 months of the purchase, you may pay a CDSC of 0.75% on any Class A shares sold. For purposes of the CDSC, all purchases made during a calendar month are counted as having been made on the first day of that month. The amount of any CDSC is based on the lesser of the original purchase cost or the current market value of the shares being sold and is not charged on shares you acquired by reinvesting your dividends and capital gains distributions. Each time you place a request to sell shares, we will first sell any shares in your account that are not subject to a CDSC. This CDSC will not apply where the selling broker dealer was not paid a commission.
In order to determine the dollar amount of the sales charges you pay, we multiply the applicable percentage by the dollar amount of your desired investment. The total dollar amount of the sales charge is rounded to two decimal places using standard rounding criteria and is included in the public offering price of a Fund. Your total purchase amount is then divided by the Fund’s per share public offering price to determine the number of shares you receive in the Fund. This number is rounded to three decimal places using standard rounding criteria. Because of this rounding, the front-end sales charge you pay, when expressed as a percentage of the offering price, may be higher or lower than the amount stated in the Fund’s fee table (as illustrated in the table above).
For example, you want to invest $100.00 in Class A shares of a Fund. Assume the shares have a public offering price of $15.72 (includes front-end sales charge), a total net asset value of $14.86, and a front-end sales charge of 5.5%. The total dollar amount of the sales charge would be $5.48; the total net asset value of the shares purchased would be $94.52; and the total number of shares purchased would equal 6.361 shares. Therefore, the calculated sales charge rate is 5.48% (sales charge paid divided by the net investment). Please note that this example is a hypothetical and is not intended to represent the value of any Fund.
The Distributor may pay up to the entire amount of the sales commission to particular broker-dealers. With respect to all Funds, except Floating Rate Fund, Low Duration High Income Fund, High Yield Fund, Municipal Opportunities Fund, Short Duration Fund, and Total Return Bond Fund, the Distributor may pay dealers of record commissions on purchases of $1 million or more in an amount of up to 1.00% on the first $10 million, 0.50% of the next $30 million, and 0.25% of share purchases over $40 million. With respect to Floating Rate Fund, Low Duration High Income Fund and High Yield Fund, the Distributor may pay dealers of record commissions on purchases of $1 million or more in an amount of up to 1.00% on the first $4 million, 0.50% of the next $6 million, and 0.25% of share purchases over $10 million. With respect to Short Duration Fund, the Distributor may pay dealers of record commissions on purchases of $500,000 or more in an amount of up to 0.75% on the first $4 million, 0.50% of the next $6 million, and 0.25% of share purchases over $10 million. With respect to Municipal Opportunities Fund and Total Return Bond Fund, the Distributor may pay dealers of record commissions on purchases of $1 million or more in an amount of up to 0.75% on the first $10 million, 0.50% of the next $30 million, and 0.25% of share purchases over $40 million. These commission schedules may also apply to certain sales of Class A shares made to investors that qualify under some of the categories listed under “Front-End Sales Charge Waivers for Class A Shares.” Commissions are based on cumulative investments over the life of the account with no adjustment for redemptions, transfers, or market declines.
Retirement plans that owned or were offered Class A shares on or before June 30, 2007 are not subject to the Class A shares’ commission schedule and CDSC.
You may qualify for a reduced sales charge, or the sales charge may be waived, as described under “Sales Charge Reductions and Waivers for Class A and Class C Shares.” Descriptions of any financial intermediary specific sales charge waivers and discounts are set forth in Appendix A to the prospectus.
Class C Shares. Class C deferred sales charges are listed below. No CDSC is charged on shares acquired through reinvestment of dividends and capital gains distributions. The CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. A front-end sales charge is not assessed on Class C shares.
Years After Purchase	CDSC
1st year	1.00%
After 1 year	None
For purposes of the Class C CDSC, all purchases made during a calendar month are counted as having been made on the first day of that month. Please note that for purposes of the expense examples and performance returns shown in this prospectus, the figures include the effect of the Class C CDSC as if it had been incurred prior to the expiration of the applicable period. Each time you place a request to sell shares, we will first sell any shares in your account that are not subject to a CDSC.
When you request a redemption, the amount withdrawn from your account will equal the specified dollar amount of the redemption request plus the dollar amount of any applicable CDSC. If you do not want any additional amount withdrawn from your account to cover the CDSC due, please indicate that the applicable CDSC should be withdrawn from the total distribution amount requested.
Additional Information Regarding the CDSC with respect to Class A and Class C Shares. Proceeds from the CDSC are paid to the Distributor and are used in whole or in part by the Distributor to defray its expenses related to providing distribution-related services to a Fund in connection with the sale of the Class A and Class C shares, such as the payment of compensation to select selling brokers for selling these classes of shares. The combination of the CDSC and the distribution and service fees facilitates the ability of each Fund to sell the Class C shares without a front-end sales charge being deducted, and to sell Class A shares with the maximum applicable sales charge at the time of the purchase.
Sales Charge Reductions and Waivers for Class A and Class C Shares. There are several ways you can combine multiple purchases of shares of the Hartford mutual funds to take advantage of the breakpoints in the Class A shares’ sales charge schedule. In all instances, it is your responsibility to notify your financial intermediary or the Funds’ transfer agent at the time of purchase of any facts qualifying you for sales charge waivers or discounts. If you do not let your financial intermediary or the Funds’ transfer agent know that you are eligible for a sales charge waiver or discount, you may not receive the sales charge breakpoints to which you are otherwise entitled. The Funds’ transfer agent may require evidence of your qualification for such reductions or waivers. The availability of these sales load waivers and/or discounts may depend on the particular financial intermediary or type of account through which you purchase or hold Fund shares. Please contact your financial intermediary for more information on the intermediary’s policies and procedures applicable to such waivers and/or discounts. In addition, any intermediary specific sales load waivers and/or discounts are reproduced in Appendix A based on information provided by the financial intermediaries.
Reducing Your Class A Sales Charges –  The Class A shares front-end sales charge may be reduced as follows:
•
Larger Purchases: You may reduce or eliminate your Class A front-end sales charge by purchasing Class A shares in greater quantities. The breakpoint discounts offered by each Fund are indicated under the heading “How Sales Charges Are Calculated - Class A Shares.”
•
Accumulation Privilege: Under the accumulation privilege, the applicable sales charge level for Class A shares of a Fund is calculated by aggregating (a) the dollar amount then being purchased plus (b) an amount equal to the then-current, as of the business day immediately prior to such purchases, net asset value of the purchaser’s holdings of all shares (other than Class R3, Class R4, Class R5, and Class R6) of the series of The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc. and holdings in The Hartford® SMART529® College Savings Plan. For purposes of this Accumulation Privilege, a qualifying investor may include all shares owned by family members defined as the owner’s spouse (or legal equivalent recognized under state law) and any children under 21. Employer-sponsored retirement plans or certain tax qualified retirements accounts may also receive these breakpoints as long as the Funds’ transfer agent or the financial intermediary is notified at the time of purchase. The Accumulation Privilege may be amended or terminated at any time as to subsequent purchases.
•
Letter Of Intent: A Letter of Intent (“LOI”) lets you purchase Class A shares of a Fund over a 13-month period and receive the same sales charge as if all shares had been purchased at once. Any person may use an LOI to qualify for a reduced sales charge on purchases of Class A shares. Please note: (i) retirement plans that receive breakpoints at the plan level do not qualify for the LOI privilege and (ii) Class A shares acquired through the reinvestment of distributions do not constitute purchases for purposes of the LOI. A Class A shareholder may include, as an accumulation credit towards the completion of an LOI, the value of all shares of all funds of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc. and holdings in The Hartford® SMART529® College Savings Plan owned by the shareholder as described above under “Accumulation Privilege.” A qualifying investor may include all shares owned by family members defined as the owner’s spouse (or legal equivalent recognized under state law) and any children under 21. Such value is determined based on the public offering price on the date of the LOI. For purposes of determining the applicable sales charge and breakpoint schedules when purchasing shares pursuant to a LOI, the sales charge and breakpoint schedules in effect when the initial shares under the LOI were purchased apply. During the term of a LOI, the Funds’ transfer agent will hold shares in escrow to secure payment of the higher sales charge applicable for shares actually purchased if you do not purchase the amount indicated on the LOI. Dividends and capital gains will be paid on all escrowed shares and these shares will be released when the amount indicated on the LOI has been purchased. An LOI does not obligate you to buy or a Fund to sell the indicated amount of the LOI. If a Class A shareholder exceeds the amount specified in the LOI and reaches an amount that would qualify for a further quantity discount, the applicable breakpoints in the Class A shares’ sales charge schedule will be applied to such additional Class A share purchases. Any resulting difference in offering price will be used to purchase additional Class A shares for the shareholder’s account at the applicable offering price. A written request by the Funds’ transfer agent will be sent to a shareholder prior to the expiration of the LOI. If the Class A shareholder does not purchase the amount specified in the LOI by the end of the 13-month period, the Funds’ transfer agent will redeem an appropriate number of escrowed shares for an amount equal to the difference between the sales charge paid and the sales charge that would have been paid had the aggregate purchases been made at a single time. This redemption may be treated and reported as a taxable transaction to you, as discussed in the “Fund Distributions and Tax Matters” section of this prospectus. Any dealers assigned to the shareholder’s account at the time a purchase was made during the LOI period will receive a corresponding commission adjustment if appropriate. Additional information about the terms of the LOI is available from your financial intermediary or from the Funds’ transfer agent at 1-888-843-7824.
Front-End Sales Charge Waivers for Class A Shares –  The Class A shares front-end sales charge may be waived for the following individuals and institutions:
•
selling broker dealers and their employees and sales representatives (and their family members, as defined above under the “Accumulation Privilege” section) provided, however, that only those employees of such broker-dealers who, as a part of their usual duties, provide services related to transactions in Fund shares shall qualify,
•
financial representatives using Fund shares in fee-based investment products under a signed agreement with the Funds,
•
current or retired officers, directors and employees (and their family members, as defined above under the “Accumulation Privilege” section) of the Funds, The Hartford, the sub-advisers to Hartford Funds, Hartford Administrative Services Company, and their affiliates. Such individuals may also purchase Class I shares at net asset value,
•
welfare benefit plans investing in Fund shares through group variable funding agreements issued by Hartford Life Insurance Company,
•
if the plan is one of the following types of retirement plans and the plan was invested in or was offered as an investment option Class A shares of a Hartford mutual fund at net asset value on or before June 30, 2007: (a) an employer-sponsored retirement plan with at least 100 participants or $500,000 in plan assets; (b) a retirement plan that buys Fund shares through a group variable funding agreement that was issued by Hartford Life Insurance Company; or (c) a retirement plan for which Hartford Life Insurance Company or its affiliate served as plan administrator,
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college savings programs that are qualified state tuition programs under Section 529 of the Internal Revenue Code,
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investors purchasing through a financial intermediary that has entered into an agreement with the Distributor to offer shares to self-directed investment brokerage accounts that may or may not charge a transaction fee to customers,
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purchases by investors maintaining a brokerage account with a registered broker-dealer that has entered into an agreement with the distributor to offer Class A shares through a load-waived network or platform, which may or may not charge transaction fees, and
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any purchases of Class A shares in an account maintained directly with the Funds’ transfer agent where there is no financial intermediary specified or Hartford Funds Distributors, LLC is listed as the dealer of record. However, if such account subsequently lists a third party dealer of record, any subsequent purchases of Class A shares in that account will be subject to any applicable front-end sales charge.
CDSC Waivers –  As long as the Funds’ transfer agent or your financial intermediary is notified at the time you sell, the CDSC for each applicable share class will generally be waived in the following cases:
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to make Systematic Withdrawal Plan payments that are limited annually to no more than 12% of the value of the account at the time the plan is initiated or updated.
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for death or disability.
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under reorganization, liquidation, merger or acquisition transactions involving other investment companies.
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under the following circumstances, for employer-sponsored retirement plans or tax qualified retirement accounts:
(1) to return excess contributions,
(2) hardship withdrawals as defined in employer-sponsored retirement plans,
(3) under a Qualified Domestic Relations Order as defined in the Internal Revenue Code,
(4) to meet minimum distribution requirements under the Internal Revenue Code,
(5) to make “substantially equal payments” as described in Section 72(t) of the Internal Revenue Code, and

(6) after separation from service.
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for Class C shares only, for withdrawals made pursuant to loans taken from qualified retirement plans. Loans are defined by the retirement plan’s administrator at the time of the withdrawal.
The availability of these sales load waivers may depend on the particular financial intermediary or type of account through which you purchase or hold Fund shares. Please contact your financial intermediary for more information on the intermediary’s policies and procedures applicable to such waivers. In addition, any intermediary specific sales load waivers are reproduced in Appendix A based on information provided by the financial intermediaries.
Reinstatement Privilege
If you sell shares of a Fund, you may reinvest some or all of the proceeds in shares of that Fund or any other Hartford mutual fund within 90 days without a sales charge, as long as the Funds’ transfer agent is notified before you reinvest; except that, certain qualified plans may only reinvest as a rollover within 60 days of selling shares of a Fund. In this case, once the 60 day rollover period has ended, such qualified plans may reinvest only those amounts that do not exceed the maximum qualified plan contribution amount for their account in that given tax year. If you sold Class A or C shares, you must reinvest in shares of the same class to take advantage of the reinstatement privilege. If you paid a CDSC when you sold your Class A or Class C shares, you will be credited with the amount of that CDSC. All accounts involved must have the same registration.
Information about sales charges and sales charge reductions or waivers is available, free of charge, on the Funds’ website hartfordfunds.com. The website includes hyperlinks that facilitate access to this information.

How To Buy And Sell Shares
Important Information About Procedures for Opening a New Account
To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. In some cases, Federal law also requires us to verify and record information that identifies the natural persons who control and beneficially own a legal entity that opens an account. What this means to you: when you open an account, we will ask for names, addresses, dates of birth and other information that will allow us to identify you and certain other natural persons associated with the account. For some legal entity accounts, you will be asked to provide identifying information for one natural person that controls the entity, and for each natural person that beneficially owns 25% or more of the legal entity. If we do not receive these required pieces of information, there may be a delay in processing your investment request, which could subject your investment to market risk.
We are also required to obtain information that identifies each authorized signer for an account by requesting name, residential address, date of birth and social security number for each of your authorized signers. We appreciate your cooperation.
If a Fund is not able to adequately identify you within the time frames set forth in the law, your shares may be automatically redeemed. If the net asset value per share has decreased since your purchase, you will lose money as a result of this redemption. You may also incur any applicable sales charge.
Of critical importance, is the location of those authorized to transact on an account at the time the transaction request is placed with a Fund. In general, shareholders and authorized traders may only place trades with a Fund when physically in the U.S., a U.S. territory, stationed at a military base, or stationed at a U.S. Embassy. The location of the authorized caller may be obtained on a recorded phone call or in writing.
Each Fund offers the classes of shares described in “Classes of Shares” above and not all share classes discussed below may be available for each Fund.
Initial Purchases
Before you invest, please read this prospectus carefully.
Determine how much you want to invest. The minimum investment amounts are as follows:
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Class A, Class C and Class I shares –  $2,000 ($5,000 in the case of Emerging Markets Local Debt Fund) for initial investments, at least $50 for subsequent investments; except AIPs, which require $250 to open and at least $50 per month invested in the Fund thereafter.
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Class R3, Class R4, Class R5 and Class R6 shares –  no investment minimum and no subsequent investment minimum.
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Class Y shares –  $250,000 minimum initial investment. This requirement is waived when the shares are purchased through omnibus accounts (or similar types of accounts). No subsequent investment minimum.
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Class F shares - $1,000,000 minimum initial investment. This requirement is waived when the shares are purchased through omnibus accounts (or similar types of accounts). No subsequent investment minimum.
To make an initial investment in a class of shares of a Fund, please contact your financial intermediary. Certain classes may not be available through all financial intermediaries. For more information regarding investing through a financial intermediary, please see “Additional Information Regarding Investing through a Financial Intermediary” below.
Certain classes of shares of a Fund may also be purchased through the Funds’ transfer agent by filling out an account application and mailing it to the address below. You can obtain an account application or request more information about opening an account by calling the transfer agent at 1-888-843-7824 . You also may visit www.hartfordfunds.com to access an account application.
Class A shares are not available for purchase by accounts for which no broker-dealer or other financial intermediary is specified, except under the following circumstances: (i) purchases by shareholders who have an existing account without a broker-dealer or financial intermediary as of the close of business on March 31, 2022 to add to their existing Fund account through subsequent purchases, through exchanges from other Hartford mutual funds, or through conversions of another share class in the Fund for Class A shares in the same Fund; (ii) purchases by shareholders in an Orphaned Account (as defined above in the section entitled “Classes of Shares –  Investor Requirements”); or (iii)

purchases through reinvestment of dividends or capital gains distributions. Class C shares are not available for purchase by accounts for which no broker-dealer or other financial intermediary is specified. Any such purchase received by the Funds’ transfer agent for Class C shares for such accounts will be rejected.
Accounts held directly with the transfer agent (i.e. not plan level or an omnibus position) are charged a $30 annual direct account fee. All accounts are subject to this fee other than accounts of any sub-adviser to the Hartford Funds, accounts of employees of the sub-advisers to the Hartford Funds, The Hartford® SMART529® College Savings Plan, and affiliated investment companies. This fee is not charged to shareholders who hold Fund shares through an omnibus account with a financial intermediary. Under certain limited circumstances, the $30 annual direct account fee may be waived for certain other accounts at the discretion of Hartford Administrative Services Company. A confirmation of the fee assessment, if applicable, will appear on your next quarterly account statement subsequent to the actual assessment date. If you have questions about the direct account fee, please call the transfer agent at 1-888-843-7824. If you are invested in the Funds directly through a retirement account or Coverdell Education Savings Account with UMB Bank, n.a., you will also be subject to an annual maintenance fee of up to $25.
If purchasing shares through the Funds’ transfer agent, please send your account application to the following address:
Hartford Funds	(For overnight mail)
P.O. Box 219060	Hartford Funds
Kansas City, MO 64121-9060	430 W 7th Street, Suite 219060
Kansas City, MO 64105-1407
Payment Requirements
If purchasing Fund shares through the Funds’ transfer agent, the Funds’ transfer agent accepts payment for shares in U.S. dollars by a check drawn on a U.S. bank, wire transfer or an electronic funds transfer through the Automated Clearing House (“ACH”) network. The Funds’ transfer agent does not accept the following types of payments: third-party checks, starter or counter checks, or money orders. All checks must be drawn on U.S. banks and made payable to Hartford Funds. For wires, instruct your financial institution with whom you have an account to make a Federal Funds wire payment to us. Your financial institution may charge you a fee for this service. ACH (must have a U.S. bank account) refers to the “Automated Clearing House” System maintained by the Federal Reserve Bank, which allows banks to process checks, transfer funds and perform other tasks. Your financial institution may charge you a fee for this service. ACH purchase limit is $100,000 per investor per day. If the purchase amount does not clear, your purchase will be canceled and you will be liable for any losses or fees that a Fund, the Funds’ transfer agent, or the Distributor has incurred.
Certain broker-dealers and financial institutions may enter confirmed purchase orders with the Funds on behalf of customers with payment to follow within the customary settlement period. If payment is not received by that time, the order will be canceled and the broker-dealer or financial institution will be held liable for the resulting fees or losses.
Class C Shares Purchase Limits
Purchases of Class C shares are subject to a total account value limitation at the time of purchase of $999,999 ($499,999 in the case of Short Duration Fund). If your existing accounts for all share classes (except Class R3, Class R4, Class R5 and Class R6 shares) held with the Distributor have a total value equal to $999,999 ($499,999 in the case of Short Duration Fund), you will not be able to purchase Class C shares. For the purpose of determining your total account value, existing accounts for all share classes (except Class R3, Class R4, Class R5 and Class R6 shares) held with the Distributor that are linked under a Letter of Intent or Accumulation Privilege will be included. Dealers and other financial intermediaries purchasing shares for their customers in omnibus accounts are responsible for compliance with these limits. You should consult your financial intermediary when choosing a share class.
Additional Purchases of Shares
You may purchase additional shares of a Fund through your financial intermediary. Your financial intermediary may charge you for this service. With respect to accounts held directly with the transfer agent (i.e. not plan level or an omnibus position), you may also purchase additional shares through the Funds’ transfer agent as follows:
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On the Web: Visit hartfordfunds.com, select “Account Access” from the role drop-down menu at the top of the home page and follow the instructions.
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By Phone: To place your order, call the transfer agent at 1-888-843-7824 on any regular business day. Tell the transfer agent the Fund name, share class, account and the name(s) in which the account is registered and the amount of your investment. Complete transaction instructions on a specific account must be received in good order and confirmed by Hartford Funds prior to 4 P.M. Eastern Time or the close of the New York Stock Exchange, whichever comes first. Any transaction on an account received after such time will receive the next business day’s offering price. For your protection, telephone requests may be recorded in order to verify their accuracy.
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In Writing With a Check: Make out a check for the investment amount, payable to “Hartford Funds.” Complete the application or detachable investment slip from an account statement, or write a letter of instruction specifying the Fund name and share class, account number and the name(s) in which the account is registered. Deliver the check and your completed investment slip, or letter of instruction to your financial intermediary or plan administrator, or mail to:
Hartford Funds	(For overnight mail)
P.O. Box 219060	Hartford Funds
Kansas City, MO 64121-9060	430 W 7th Street, Suite 219060
Kansas City, MO 64105-1407
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By Electronic Funds Transfer through ACH or Wire: For complete instructions on how to purchase shares of Hartford Funds by electronic funds transfer through ACH or wire, contact Hartford Funds at 1-888-843-7824.
Please note that these features may not be available for all classes of shares and in such instances, you will need to make additional purchases through your financial intermediary.
Selling Shares
You may redeem your shares by having your financial intermediary process your redemption. Your financial intermediary will be responsible for furnishing all necessary documents to a Fund and may charge you for this service. With respect to accounts held directly with the transfer agent (i.e. not plan level or an omnibus position), you may also sell your shares through the Funds’ transfer agent as noted below.
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On the Web: Non-retirement accounts and certain IRA accounts may redeem online, and such redemptions are restricted to up to $50,000 per shareholder per market day. To place your order, you must have an online account with hartfordfunds.com. Visit hartfordfunds.com, select “Account Access” from the role drop-down menu at the top of the home page and follow the instructions. All online redemptions are subject to a 15 day hold after bank instructions have been added or changed on the account.
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By Phone: Non-retirement accounts and certain IRA accounts may redeem by telephone, and redemptions are restricted to up to $50,000 per shareholder per market day. To place your order, call the transfer agent at 1-888-843-7824 on any regular business day. Complete transaction instructions on a specific account must be received in good order and confirmed by Hartford Funds prior to 4 P.M. Eastern Time or the close of the New York Stock Exchange, whichever comes first. Any transaction on an account received after such time will receive the next business day’s offering price. For automated service 24 hours a day using your touch-tone phone, call 1-888-843-7824. For your protection, telephone requests may be recorded in order to verify their accuracy. Proceeds from telephone transactions may be either mailed to the address of record, or sent electronically to a bank account on file. Also, for your protection, telephone redemptions are limited on accounts whose addresses have been changed within the past 30 days. For circumstances in which you need to request to sell shares in writing, see “Selling Shares By Letter or Form.”
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By Electronic Funds Transfer through ACH or Wire: For complete instructions on how to redeem shares of Hartford Funds by electronic funds transfer through ACH or wire, contact Hartford Funds at 1-888-843-7824. Wire transfers are available upon request for amounts of $500 or more and will be wired on the next business day. Your bank may charge a fee for these services. For your protection, electronic funds transfer through ACH and wire redemptions are limited on accounts whose addresses have been changed within the past 30 days.
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By Letter or Form: In certain circumstances, you will need to make your request to sell shares in writing. Forms may be obtained by calling the transfer agent at 1-888-843-7824 or through the website at hartfordfunds.com. A check will be mailed to the name(s) and address in which the account is registered or otherwise according to your letter of instruction. To redeem, write a letter of instruction indicating: the Fund name, the account number, the share class, the name(s) in which the account is registered, your date of birth, your residential address, your daytime phone number, your social security number, and the dollar value or the number of shares you wish to sell. Include all authorized signatures and obtain a Medallion signature guarantee if: you are requesting payment by check of more than $1,000 to an address of record that has been changed within the past 30 days; you are selling more than $100,000 worth of shares; you are requesting an initial distribution from an Automatic 401k Rollover IRA; or you are requesting payment other than by check mailed to the address of record and payable to the registered owner(s). For an Automatic 401k Rollover IRA a completed Form W-9, Request for Taxpayer Identification Number and Certification, is required along with a Medallion signature guarantee. Deliver these instructions to your financial intermediary or plan administrator, or mail or fax to the address below.
A notary public CANNOT provide a Medallion signature guarantee. Please check with a representative of your bank or other financial institution about obtaining a Medallion signature guarantee.
If you are requesting to add bank information to an existing Hartford Funds account in writing, such Hartford Funds account owners must obtain a Medallion Signature Guarantee. If there is no name in common between the Hartford Funds account owners and the bank account owners, such Hartford Funds owners and bank account owners must obtain a Medallion Signature Guarantee. A Medallion Signature Guarantee is not required when adding bank information online; however, it will be required as noted above and when instructing a Fund to transmit proceeds to such bank within 15 days of the addition. Not all accounts are eligible to add banking information online.
These features may not be available for all classes of shares and in such instances, you will need to sell shares through your financial intermediary.
For the following types of accounts, you must provide the following additional documentation if you are selling your shares by letter:
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IRAs (SAR-SEP, ROTH, SEP, SIMPLE, TRADITIONAL): Signatures and titles of all persons authorized to sign for the account, exactly as the account is registered; indicate the amount of income tax withholding to be applied to your distribution, and the reason for the distribution.
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Automatic 401k Rollover IRAs: Signatures, Medallion signature guarantee, and titles of all persons authorized to sign for the account, exactly as the account is registered; indicate the amount of income tax withholding to be applied to your distribution and the reason for the distribution.
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403(b): 403(b) Distribution Request Form.
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Owners Or Trustees Of Trust Accounts: Call 1-888-843-7824 for instructions.
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Administrators, Conservators, Guardians, and Other Sellers in Situations of Divorce or Death: Call 1-888-843-7824 for instructions.
Neither the Funds nor the transfer agent will be liable for any loss, cost or expense for acting on instructions believed by the party receiving such instructions to be genuine and in accordance with the procedures described in this prospectus.
Addresses
Send Inquiries And Payments To:	Or By Overnight Mail To:	Phone Number:
Hartford Funds	Hartford Funds	1-888-843-7824 or contact your financial intermediary or plan administrator for instructions and assistance.
P.O. Box 219060	430 W 7th Street, Suite 219060
Kansas City, MO 64121-9060	Kansas City, MO 64105-1407
FAX: 1-888-802-0039
Exchanging Shares
You may exchange one class of shares of a Fund for shares of the same class of any other Hartford mutual fund if such share class is available. Under certain limited circumstances, you may also be able to exchange Class R6 shares for SDR shares of other Hartford mutual funds. With respect to exchanges of Class A shares and Class C shares, any CDSC will continue to be calculated from the date of your initial investment but will not be charged at the time of the exchange. The CDSC schedule of the original shares purchased will continue to apply after such exchange.
Before exchanging shares, you should carefully read the prospectus relating to the exchanged-for shares. Call your plan administrator or financial intermediary or the transfer agent at the number below to request an exchange, for any questions regarding exchanging shares, or to obtain a current prospectus for the Hartford mutual fund into which you wish to exchange.

If you are a Class A or Class C shareholder, you may also request an exchange by doing the following:
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If you hold your shares directly with the transfer agent (i.e. not plan level or an omnibus position) and have an online account with hartfordfunds.com, you may exchange your shares on the web by accessing your account online and following the instructions.
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Write a letter of instruction indicating the Fund names, share class, dollar/share amount, account number, the name(s) in which the accounts are registered, and your signature, and deliver these instructions to your financial intermediary or plan administrator, or mail or fax to the address listed above.
Please note that (1) both accounts involved in the exchange must be identical, (2) you will need to observe eligibility requirements, (3) you must meet the initial investment minimum applicable to such shares of the other Hartford mutual fund (as disclosed in the prospectus), except as noted below with respect to Class Y, and (4) the proper selling agreements must be in place. You may only exchange into a share class and Hartford mutual fund that are open to new investors or in which you have a current account if the Hartford mutual fund is closed to new investors. All exchanges are made at net asset value. If doing a partial exchange, you must retain at least $1,000 in the Fund from which you exchange. Class Y shares of a Fund may be exchanged for Class Y shares of another Hartford mutual fund, if (i) the shareholder is already a holder of Class Y shares of the other Hartford mutual fund or (ii) the initial investment minimum applicable to Class Y shares of the other Hartford mutual fund (as disclosed in the prospectus) is satisfied in connection with the exchange.
You may be subject to tax liability or sales charges as a result of your exchange. Please see the section of the statutory prospectus entitled “Fund Distributions and Tax Matters — Taxability Of Transactions” for more information.
Plan participants should consult their plan administrator or plan recordkeeper to determine what exchange privileges are available. Plan administrators and recordkeepers that are interested in an exchange privilege involving SDR shares should call 1-888-843-7824 to determine whether such exchange privilege is available.
Each Fund reserves the right in its sole discretion to amend or terminate the exchange privilege at any time, for any reason.
Automatic Conversions
Class C shares automatically convert to Class A shares of the same Fund after 8 years provided that the Fund or the financial intermediary has records verifying that the Class C shares have been held for at least 8 years. The conversions will occur during the month in which the 8-year anniversary of the purchase occurs. Due to operational limitations at your financial intermediary, your ability to have your Class C shares automatically converted to Class A may be limited. In addition, Class C shares held through certain financial intermediaries may convert to Class A shares of the same Fund in a shorter time frame than shares purchased directly from the Fund. Please contact your financial intermediary for further information about its Class C shares to Class A shares conversion policy.
In addition, any Class C shares held in Orphaned Accounts (as defined below) will periodically be converted into Class A shares of the same Fund. Certain shareholder accounts are maintained with the transfer agent and list a broker-dealer of record (“Prior Broker-Dealer of Record”), and if, subsequently, such Prior Broker-Dealer of Record resigns from the account resulting in such account being held directly with the transfer agent without a new broker-dealer of record for such account, then such account would be referred to as an “Orphaned Account.”
The value of the shares received during a conversion will be based on the relative NAV of the shares being converted and the shares received as a result of the conversion without the imposition of any front-end sales charge or CDSC. In general, conversions of one share class for a different share class of the same Fund should not result in the realization by the investor of a taxable capital gain or loss for U.S. federal income tax purposes. Please see the section of the statutory prospectus entitled “Fund Distributions and Tax Matters — Taxability Of Transactions” for more information. Shareholders should consult their tax advisors as to the federal, state, local and non-U.S. tax consequences of an intra-fund conversion. Each Fund reserves the right in its sole discretion to amend or terminate the conversion feature at any time, for any reason.
Conversions
Subject to the conditions set forth in this section, shares of one class of a Fund may be converted into (i.e., reclassified as) shares of a different class of the same Fund at the request of a shareholder’s financial intermediary. To qualify for any conversion, the shareholder must satisfy the eligibility and other conditions for investing in the class into which the conversion is sought (as described in the prospectus). Subject to certain limited circumstances, Class R3, Class R4, Class R5 and Class R6 (each an “R share”) of a Fund may be converted into (i.e., reclassified) a different R share class in the same Fund. Under certain circumstances, the following other classes are eligible for conversions:
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Class A shares may be converted into Class R6 shares or Class F shares of the same Fund if the shares that you are converting are no longer subject to a CDSC or the financial intermediary agrees to reimburse the Funds’ distributor a portion of the CDSC otherwise payable upon the sale of such shares;
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Class A shares may be converted into Class I shares or Class Y shares of the same Fund if (a) the shares that you are converting are no longer subject to a CDSC or the financial intermediary agrees to reimburse the Funds’ distributor a portion of the CDSC otherwise payable upon the sale of such shares; and (b) the conversion is made to facilitate the shareholder’s participation in certain fee-based advisory programs or a no-load network or platform, among other reasons consistent with the eligibility requirements of such class;
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Class C shares may be converted into Class A shares or Class I shares of the same Fund if (a) the shares that you are converting are no longer subject to a CDSC or the financial intermediary agrees to reimburse the Funds’ distributor a portion of the CDSC otherwise payable upon the sale of such shares; and (b) the shareholder is eligible to purchase Class A shares at NAV or the conversion is made to facilitate the shareholder’s participation in certain fee based advisory programs;
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Class I shares may be converted into Class Y shares, Class R6 shares or Class F shares; and
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Class Y shares may be converted into Class R6 shares or Class F shares.
In addition to the conversion scenarios described above, in certain circumstances, shares of one class of shares may be converted into shares of another share class of the same Fund for which the shareholder is eligible in the event that (a) the shareholder switches to another financial intermediary that does not offer such share class and such financial intermediary offers another share class of the same Fund for which such shareholder is eligible; or (b) the shareholder is no longer eligible to purchase such share class based on the eligibility requirements set forth in the prospectus or the applicable regulatory determination made by such shareholder’s financial intermediary (for example, the shareholder no longer participates in a fee-based, wrap, or other investment platform program of its financial intermediary or related to the requirements of a settlement agreement that the financial intermediary entered into with a regulatory body). Conversions of a share class into Class A shares under the foregoing limited circumstances will be at net asset value without the imposition of a front-end sales charge.
Not all share classes discussed above may be available for each Fund and not all of the conversions discussed above may be available through your financial intermediary. Financial intermediaries that are interested in a conversion on behalf of a shareholder should call 1-888-843-7824 to determine whether such feature is available. Please note that (1) both accounts involved in the conversion must be identical, (2) you will need to observe eligibility requirements, and (3) the proper selling agreements must be in place. In addition, the financial intermediary must process and report the transaction as a conversion.
The value of the shares received during a conversion will be based on the relative NAV of the shares being converted and the shares received as a result of the conversion. In general, conversions of one share class for a different share class of the same Fund should not result in the realization by the investor of a taxable capital gain or loss for U.S. federal income tax purposes. Please see the section of the statutory prospectus entitled “Fund Distributions and Tax Matters — Taxability Of Transactions” for more information. Shareholders should consult their tax advisors as to the federal, state, local and non-U.S. tax consequences of an intra-fund conversion. Each Fund reserves the right in its sole discretion to amend or terminate the conversion feature at any time, for any reason.
Valuation of Shares
The net asset value per share (“NAV”) is determined for each class of each Fund’s shares as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the Exchange is open (“Valuation Date”). If the Exchange is closed due to weather or other extraordinary circumstances on a day it would typically be open for business, each Fund may treat such day as a typical business day and accept purchase and redemption orders and calculate each Fund’s NAV in accordance with applicable law. The NAV for each class of shares of each Fund is determined by dividing the value of the Fund’s net assets attributable to a class of shares by the number of shares outstanding for that class. Information that becomes known to a Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

For purposes of calculating the NAV of each class of each Fund, portfolio securities and other assets held in the Fund’s portfolio for which market prices are readily available are valued at market value. Market value is generally determined on the basis of official close price or last reported trade price. If no trades were reported, market value is based on prices obtained from a quotation reporting system, established market makers (including evaluated prices), or independent pricing services. Pricing vendors may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data, credit quality information, general market conditions, news, and other factors and assumptions.
With respect to a Fund’s investments that do not have readily available market prices, the Board of Directors (“Board”) of The Hartford Mutual Funds, Inc. (the “Company”) has designated the Investment Manager as its valuation designee to perform fair valuations pursuant to Rule 2a-5 under the 1940 Act (the “Valuation Designee”). If market prices are not readily available or are deemed unreliable, the Valuation Designee determines the fair value of the security or other instrument in good faith under policies and procedures approved by and under the supervision of the Board (“Valuation Procedures”). The Valuation Designee has delegated the day-to-day responsibility for implementing the Valuation Procedures to the Valuation Committee. The Valuation Committee will consider all available relevant factors in determining an investment’s fair value. The Valuation Designee reports fair value matters to the Audit Committee of the Board. Market prices are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close that materially affect the values of a Fund’s portfolio holdings or assets. In addition, market prices are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities or other instruments trade do not open for trading for the entire day and no other market prices are available. Fair value pricing is subjective in nature and the use of fair value pricing by the Valuation Designee may cause the NAV of a Fund’s shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio holding is primarily traded. There can be no assurance that a Fund could obtain the fair value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.
Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Securities and other instruments that are primarily traded on foreign markets may trade on days that are not business days of the Funds. The value of the foreign securities or other instruments in which a Fund invests may change on days when a shareholder will not be able to purchase, redeem or exchange shares of the Fund.
Fixed income investments (other than short-term obligations) and non-exchange traded derivatives held by a Fund are normally valued at prices supplied by independent pricing services in accordance with the Valuation Procedures. Short-term investments maturing in 60 days or less are generally valued at amortized cost, which approximates fair value.
Exchange traded derivatives, such as options, futures and options on futures, are valued at the last sale price determined by the exchange where such instruments principally trade as of the close of such exchange (“Exchange Close”). If a last sale price is not available, the value will be the mean of the most recently quoted bid and ask prices as of the Exchange Close. If a mean of the bid and ask prices cannot be calculated for the day, the value will be the most recently quoted bid price as of the Exchange Close. Over-the-counter derivatives are normally valued based on prices supplied by independent pricing services in accordance with the Valuation Procedures.
Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using the prevailing spot currency exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities or other instruments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Exchange is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of a Fund.
Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.
Shares of investment companies listed and traded on an exchange are valued in the same manner as any exchange-listed equity security. Investments in investment companies that are not listed or traded on an exchange (“Non-Traded Funds”), if any, are valued at the respective NAV of each Non-Traded Fund on the Valuation Date. Such Non-Traded Funds and listed investment companies may use fair value pricing as disclosed in their prospectuses.

Financial instruments for which prices are not available from an independent pricing service may be valued using quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with the Valuation Procedures.
Buy and Sell Prices
When you buy shares, you pay the NAV plus any applicable sales charges. When you sell shares, you receive the NAV less any applicable sales charges.
Execution Of Requests
Each Fund is open on those days when the Exchange is open, typically Monday through Friday. Buy and sell requests are executed at the next NAV calculated after your request is received, if your order is in “good order” (has all required information), by the transfer agent, authorized broker-dealers or their authorized designee, or third-party administrators. For more information regarding requests in “good order,” please see below.
Each Fund reserves the right to reject any purchase order in whole or in part and suspend and resume the sale of any share class of the Fund at any time for any reason.
With respect to accounts directly held through the Funds’ transfer agent, you may buy and sell shares of each Fund on the web, by telephone, by wire or by mail. With respect to accounts directly held through the Funds’ transfer agent, you may exchange your shares by telephone, on the web, or by mail. Note that requests to buy, sell or exchange shares by mail must be sent to the P.O. box at the address provided elsewhere in this prospectus and will be sent from that address to the transfer agent for processing. Your request will be priced at the next NAV calculated after the transfer agent receives the request rather than after the request arrives at the P.O. box. At times of peak activity, it may be difficult to place requests by phone. During these times, visit hartfordfunds.com or consider sending your request in writing.
For shareholders that hold accounts with financial intermediaries, each Fund typically expects to pay sale proceeds to a redeeming shareholder’s account within 1 - 3 business days following receipt of the shareholder redemption order. For sale proceeds that are paid directly to a shareholder with respect to accounts held directly with the transfer agent, each Fund typically expects to pay sales proceeds, by electronic funds transfer, wire or by mailing a check, to redeeming shareholders within 1 business day, following receipt of the shareholder redemption order. Payment of redemption proceeds may take longer than the time each Fund typically expects and may take up to seven days as permitted by the Investment Company Act of 1940, as amended. The Fund may suspend the right of redemption for longer than seven days only as allowed by federal securities laws.
Under normal conditions, each Fund expects to meet redemption orders by using a combination of cash and cash equivalents holdings (including cash flows into the Fund) and/or by the sale of portfolio investments, although each Fund reserves the right to use temporary borrowings from its custodian bank (in the form of overdrafts) to meet redemptions, if necessary. As the Investment Manager determines to be appropriate in response to unusual circumstances or stressed market conditions, each Fund may use a line of credit, reverse repurchase agreements, interfund lending, or in-kind redemptions to meet redemption requests. As of March 1, 2024, each Fund does not engage in interfund lending. Please also see the section entitled “Redemptions In-Kind” below.
Additional Information Regarding Investing through a Financial Intermediary
You may purchase shares of the Funds through an approved financial intermediary. These intermediaries may charge you additional fees and may require different minimum investments or impose other limitations on buying and selling shares in addition to those applicable to shareholders who invest in the Funds directly. Please note that if you are purchasing shares through a retirement plan, you may need to call the administrator of the plan for details on purchases, redemptions and other account activity. Some of the services and programs described in this prospectus may not be available or may differ if you are purchasing shares through a financial intermediary. You should check with your financial intermediary for further details.

Requests In “Good Order”
All purchase and redemption requests must be received by a Fund in “good order.” This means that your request includes all accurate required information. The specific requirements for “good order” depend on the type of transaction and the method of purchase. The information generally required includes:
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Name, date of birth, residential address, and social security number.
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The Fund name, share class and account number.
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The amount of the transaction (in dollars or shares).
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Signatures of all owners exactly as registered on the account (for mail requests).
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Medallion signature guarantee or Signature Validation Program stamp (if required).
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Any supporting legal documentation that may be required.
The Funds reserve the right, without notice, to revise the requirements for good order.
Frequent Purchases and Redemptions of Fund Shares
The Funds are intended to be long-term investment vehicles and are not designed to provide investors with a means of speculating on short-term market movements (market timing). Frequent purchases and redemptions of Fund shares by a Fund’s shareholders can disrupt the management of the Fund, negatively affect the Fund’s performance, and increase expenses for all Fund shareholders. In particular, frequent trading (i) can force a Fund’s portfolio manager to hold larger cash positions than desired instead of fully investing all the Fund’s assets, which can result in lost investment opportunities; (ii) can cause unplanned and inopportune portfolio turnover in order to meet redemption requests; (iii) can increase broker-dealer commissions and other transaction costs as well as administrative costs for the Fund; and (iv) can trigger taxable gains for other shareholders. Also, some frequent traders engage in arbitrage strategies, by which these traders seek to exploit pricing anomalies that can occur when a Fund invests in securities that are thinly traded (for example, some high yield bonds and small capitalization stocks) or are traded primarily in markets outside of the United States. Frequent traders, and in particular those using arbitrage strategies, can dilute a Fund’s NAV for long-term shareholders.
If you intend to trade frequently or use market timing investment strategies, you should not purchase the Funds.
The Board has adopted policies and procedures with respect to frequent purchases and redemptions of Fund shares by Fund shareholders. The Funds’ policy is to discourage investors from trading in the Funds’ shares in an excessive manner that would be harmful to long-term investors and to make reasonable efforts to detect and deter excessive trading. Each Fund reserves the right to reject any purchase order at any time and for any reason, without prior written notice. Each Fund also reserves the right to revoke the exchange privileges of any person at any time and for any reason. In making such determinations, a Fund may consider an investor’s trading history in any of the Hartford mutual funds, including the person’s trading history in any accounts under a person’s common ownership or control. No system for the prevention and detection of market timing and other abusive trading activities can be expected to identify, address or eliminate all such activities in Fund shares. Shareholders seeking to engage in excessive trading practices sometimes deploy a variety of strategies to avoid detection and, despite the efforts of the Funds to prevent excessive trading, there is no guarantee that the Funds or the transfer agent will be able to identify such shareholders or curtail their trading practices. The ability of the Funds and the transfer agent to detect and curtail excessive trading practices may also be limited by operational systems and technological limitations. Because the Funds will not always be able to detect frequent trading activity, investors should not assume that the Funds will be able to detect or prevent all frequent trading or other practices that disadvantage the Funds.
It is the policy of the Funds to permit only two “substantive round trips” by an investor within any single Fund within a 90-day period. A substantive round trip is a purchase of or an exchange into a Fund and a redemption of or an exchange out of the same Fund in a dollar amount that the Funds’ transfer agent determines, in the reasonable exercise of its discretion, could adversely affect the management of the Fund. When an additional purchase or exchange order request for a Fund is received within the 90-day period, the requested transaction shall be rejected (unless such transaction was a transaction in an omnibus account that was identified, in accordance with the procedures described below, after it had already occurred). In addition, the person requesting such transaction shall be deemed an “Excessive Trader.” All exchange and purchase privileges of an Excessive Trader shall be suspended within such Fund for the first violation of the policy for a period of 90 days. For a second violation of the policy, the exchange and purchase privileges of the Excessive Trader shall be suspended indefinitely. If an Excessive Trader makes exchanges through a registered representative, in appropriate circumstances the Funds’ transfer agent may terminate the registered representative’s exchange and purchase privileges in the Funds. The frequent trading limitations do not apply to the following: (1) any transaction not initiated by a shareholder or its registered representative; (2) transactions that are part of a systematic program; (3) automatic programs offered by the Funds, such as dollar cost averaging, dividend diversification and systematic withdrawals; (4) transactions of $1,000 or less; (5) transactions by a Fund of Funds where Hartford Funds Management Company, LLC or an affiliate serves as the investment adviser; (6) transactions by a 529 plan where Hartford Funds Management Company, LLC or an affiliate is the program manager; (7) permitted conversion of shares from one share class to another share class within the same Fund; and (8) transactions, including certain rebalancing transactions, that a Fund, in its discretion, determines are not abusive or harmful.
The Funds’ policies for deterring frequent purchases and redemptions of Fund shares by a Fund shareholder are intended to be applied uniformly to all Fund shareholders to the extent practicable. Some financial intermediaries, such as broker-dealers, investment advisors, plan administrators, and third-party transfer agents, however, maintain omnibus accounts in which they aggregate orders of multiple investors and forward the aggregated orders to the Funds. Because the Funds receive these orders on an aggregated basis and because these omnibus accounts may trade with numerous fund families with differing market timing policies, the Funds are limited in their ability to identify or deter Excessive Traders or other abusive traders. The Funds’ procedures with respect to omnibus accounts are as follows: (1) Where the Funds’ transfer agent is provided individual shareholder level transaction detail on a daily basis, the Funds’ transfer agent shall monitor the daily trade activity of individual shareholders and apply the Policy. (2) Where the Funds’ transfer agent is not provided individual shareholder level transaction detail on a daily basis, the Funds’ transfer agent shall monitor the accounts at an omnibus level and apply detection tools designed to determine whether shareholder transactions violating the Policy may be occurring. In such cases, the Funds’ transfer agent shall request and evaluate individual shareholder level transaction detail and seek to impose restrictions in accordance with the Policy. The Funds’ ability to identify and deter frequent purchases and redemptions of a Fund’s shares through omnibus accounts is limited, and the Funds’ success in accomplishing the objectives of the policies concerning frequent purchases and redemptions of Fund shares in this context depends significantly upon the cooperation of the financial intermediaries. In addition to the foregoing, the Funds’ transfer agent also employs a process for reviewing certain large transactions in the Funds and may restrict trading as a result of its review.
The use of fair value pricing can serve both to make the Funds less attractive to market timers and to reduce the potential adverse consequences to other investors of market timing or abusive trading. Certain market timers may seek to take advantage of pricing anomalies that can occur in Fund shares resulting from the manner in which the NAV of the Funds’ shares is determined each day. Frequent trading in Fund shares can dilute the value of long-term shareholders’ interests in a Fund if the Fund calculates its NAV using closing prices that are no longer accurate. A Fund that invests in overseas markets or that invests in securities of smaller issuers or thinly traded securities is more susceptible to this activity. The Funds’ pricing procedures, particularly those procedures governing the determination of the “fair value” of securities for which market prices are not readily available (or are unreliable) for foreign securities, may serve as a deterrent against harmful excessive trading in fund shares. For additional information concerning the Funds’ fair value procedures, please refer to “Valuation of Shares.”
The Funds reserve the right to modify this policy, including any surveillance procedures established from time to time to effectuate this policy, at any time without notice. The Funds, the Investment Manager, and/or the Funds’ transfer agent shall not be liable for any loss resulting from rejected purchase orders or exchanges.
Certificated Shares
Shares are electronically recorded and share certificates are not issued.
Account Closings
There may be instances in which it is appropriate for your account to be closed. Your account could be closed if: (i) your identity cannot be verified or you fail to provide a valid SSN or TIN; (ii) the registered address of your account is outside of the United States or in a U.S. jurisdiction in which the Fund shares are not registered; (iii) transactions in your account raise suspicions of money laundering, fraud or other illegal conduct; (iv) shares purchased are not paid for when due; (v) your account does not meet the qualifications for ownership for the particular class of shares held in your account; (vi) maintenance of your account jeopardizes the tax status or qualifications of the Funds; (vii) your account balance falls to $1,000 or less and you fail to bring the account above $1,000 within thirty (30) days of notification; (viii) there is a change in your broker of record, for example your broker is no longer able to sell Fund shares; or (ix) closing the account is determined to be in the best interests of the Fund.
Neither the Funds, the Investment Manager, the Distributor, Hartford Administrative Services Company nor any of their affiliates will be responsible for any loss in an investor’s account or tax liability resulting from an involuntary redemption.

Sales In Advance of Purchase Payments
When you place a request to sell shares for which the purchase money has not yet been collected, the request will be executed in a timely fashion, but the Fund will not release the proceeds to you until your purchase payment clears. This may take up to 5 business days after the purchase.
Redemptions IN-KIND
Each Fund reserves the right to pay the redemption price of shares of the Fund in whole or in part in portfolio securities constituting the shareholder’s proportionate share of the current assets of the Fund rather than cash. It is not expected that the Fund would pay redemptions by an in-kind distribution except in unusual and/or stressed circumstances. When the shareholder sells portfolio securities received in this fashion, the shareholder would be subject to transaction costs, including brokerage and other charges and taxes. Prior to such sale, the shareholder would be exposed to market risk. Any such securities would be valued for the purposes of making such payment at the same value as used in determining a Fund’s net asset value. Each Fund, however, always redeems shares solely in cash up to the lesser of $250,000 or 1.00% of the net asset value of the Fund during any 90 day period for any one account.
Abandoned Property
It is the responsibility of the shareholder to keep the shareholder’s account(s) active and to provide Hartford Funds with a current and correct address for the shareholder’s account(s). An out-of-date or incorrect address may cause a shareholder’s account statements and other mailings to be returned to Hartford Funds. If your account has no activity in it within a certain period of time, Hartford Funds may be required to transfer it to a state under the state’s abandoned property law, subject to potential federal or state withholding taxes. For IRAs escheated to a state under these abandoned property laws, the escheatment will generally be treated as a taxable distribution to you; federal and any applicable state income tax will be withheld. This may apply to your Roth IRA as well. Hartford Funds will not be liable to a shareholder or a shareholder’s financial intermediary for good faith compliance with state unclaimed or abandoned property (escheatment) laws or related federal tax withholding requirements.
To learn more about the escheatment rules for your particular state, please contact your attorney or State Treasurer’s and/or Controller’s Offices. If you do not hold your shares directly with a Fund, you should contact your financial intermediary, retirement plan or other third party intermediary regarding applicable state escheatment laws.
Escheatment laws vary by state, and states have different criteria for defining inactivity and unclaimed or abandoned property. Hartford Funds strongly encourages you to keep your account active and up-to-date. Depending on laws in your jurisdiction, you may assist us in safeguarding your investments for accounts directly held with Hartford Funds by at least once a year: (i) logging in to your account at hartfordfunds.com and viewing your account information; (ii) calling Hartford Funds at 1-888-843-7824 for an account balance or speaking with a customer service representative at the same phone number after you go through a security verification process; and (iii) taking action on letters received in the mail from Hartford Funds concerning account inactivity, outstanding checks and/or escheatment or abandoned property and promptly following the directions in such letters. Residents of certain states may designate a representative to receive escheatment or abandoned property notices regarding Fund shares. For more information, please contact your financial intermediary. Please be advised that simply visiting the above Hartford Funds website or making contact by phone may not establish sufficient contact for purposes of escheatment laws in certain states. Check with your state of residence for specifics.
Account Statements and Duplicate Copies of Materials to Households (ACCOUNTS DIRECTLY HELD WITH THE TRANSFER AGENT)
If your account is held directly with the Funds’ transfer agent, you will receive account and tax information statements from the transfer agent. If you receive account statements from the transfer agent, you may request copies of annual account summaries by calling 1-888-843-7824. A $20 fee may be charged for account summaries older than the preceding year. If your account is not held directly with the Funds’ transfer agent, please contact your financial intermediary for information on its policy with respect to account statements.
You should take precautions to protect yourself from fraud. Keep your account-related information private, and review any account confirmations, statements, or other information that we provide to you as soon as you receive them. Let us know immediately if you discover unauthorized activity or see something on your account that you do not understand or that looks unusual. Neither the Funds nor the Funds’ transfer agent will be responsible for losses that result from transactions by a person who we reasonably believe is authorized to act on your account.

To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the summary prospectus, shareholder reports (to the extent received by mail), proxy statements, and information statements. You may view current prospectuses/summary prospectuses and shareholder reports on our website. If you hold your account directly with the Funds’ transfer agent and you want to receive multiple copies of these materials, you may call us at 1-888-843-7824 or notify us in writing. Individual copies of such materials will be sent to you commencing within 30 days after we receive your request to stop householding for accounts directly held with the Funds’ transfer agent. If your account is not held directly with the Funds’ transfer agent, please contact your financial intermediary for information on your financial intermediary’s policy with respect to householding and/or how to change your householding status.
Additional Investor Services - Class A and Class C Shares
Contact your financial intermediary to determine if you are eligible for any additional investor services. The following outlines the additional investor services for accounts that are directly held with the Fund’s transfer agent:
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Automatic Investment Plan (AIP) lets you set up regular investments from your bank account to a Fund. You determine the frequency and amount of your investments, and you can terminate your program at any time. To establish, complete the appropriate parts of your account application, or if this is an IRA account, complete the “Mutual Funds Automatic Investment Form.” If you are using AIP to open an account, you must invest a minimum initial investment of $250 into a Fund and invest a minimum of $50 per month into the Fund.
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Systematic Withdrawal Plan (SWP) may be used for routine bill payments or periodic withdrawals from your account. To establish, make sure you have at least $5,000 worth of shares in your account and that the amount per transaction is $50 or more. Also, make sure you are not planning to invest more money in this account (buying shares of a Fund during a period when you are also selling shares of the Fund is not advantageous to you, because of sales charges). Specify the payee(s), who may be yourself or any other party. There is no limit to the number of payees you may have. A Medallion signature guarantee is required if the payee is someone other than the registered owner. Determine the schedule (monthly, quarterly, semi-annually, annually or in certain selected months) and fill out the relevant part of the account application. To add a systematic withdrawal plan to an existing account, contact your financial intermediary or the transfer agent.
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Dollar Cost Averaging Programs (DCA) let you set up monthly or quarterly exchanges from a Fund to the same class of shares of another Hartford mutual fund. To establish, complete the appropriate parts of your account application or the “Mutual Fund Dollar Cost Averaging Form.” Be sure that the amount is for $50 or more and that the accounts involved have identical registrations.
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Automatic Dividend Diversification (ADD) lets you automatically reinvest dividends and capital gains distributions paid by a Fund into the same class of another Hartford mutual fund. To establish, fill out the relevant portion of the account application and be sure that the accounts involved have identical registrations.
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Systematic Exchange lets you automatically transfer money from a share class of a Fund to the same share of another Hartford mutual fund.
Hartford Funds may stop your AIP, SWP, DCA Program or Systematic Exchange if we are unable to obtain an accurate address for your account.
Uncashed Checks Issued on Your Account
Each Fund reserves the right to reinvest any amounts (e.g., dividends, distributions or redemption proceeds) that you have elected to receive by check should your check remain uncashed for more than 180 days. No interest will accrue on amounts represented by uncashed checks. Your check will be reinvested in your account at the NAV on the day of the reinvestment. When reinvested, those amounts are subject to the risk of loss like any Fund investment. If you elect to receive distributions in cash and a check remains uncashed for more than 180 days, your cash election may be changed automatically to reinvest and your future dividend and capital gains distributions will be reinvested in the Fund at the NAV as of the date of payment of the distribution. This provision may not apply to certain retirement or qualified accounts, accounts with a non-U.S. address or closed accounts. Your participation in a systematic withdrawal program may be terminated if a check remains uncashed.
RETIREMENT PLANS AND CERTAIN OTHER ACCOUNTS
The Funds may be available through a range of retirement plans, including traditional, Roth, SIMPLE and SEPs IRAs and 401(k) plans. Minimum investment amounts may apply. To find out more, call 1-888-843-7824.

If you open a retirement account (including traditional, Roth, SIMPLE, or SEPs IRAs, and 403(b) Accounts) or Coverdell Education Savings Account (“Coverdell Account”) through Hartford Funds, UMB Bank, n.a. will serve as the custodian of that account. Retirement accounts and Coverdell Accounts are charged an annual maintenance fee (up to $25) that is paid to UMB Bank, n.a., HASCO and/or certain other Fund service providers. These fees are in addition to the fees and expenses that you pay for investing in the Funds (set forth in each Fund’s fees and expenses table). Please refer to the Custodial Agreement & Disclosure Statement for your retirement account or Coverdell Account for information on applicable annual maintenance fees.

Distribution Arrangements
Hartford Funds Distributors, LLC (the “Distributor”), a registered broker-dealer and member of the Financial Industry Regulatory Authority (“FINRA”), serves as the principal underwriter for each Fund pursuant to an Underwriting Agreement approved by the Board of Directors. Shares of the Funds are continuously offered and sold by selected broker-dealers pursuant to selling agreements with the Distributor, and such broker-dealers may in turn designate and authorize other financial intermediaries to offer and sell Fund shares. Except as discussed below, the Distributor (and not the Funds) bears the expenses of providing services pursuant to the Underwriting Agreement, including the payment of expenses relating to the distribution of prospectuses for sales purposes, as well as any other advertising or sales literature. The Distributor is not obligated to sell any specific amount of Fund shares.
Distribution Plans –  Class A, Class C, Class R3 and Class R4 Shares
The Board of Directors has approved the adoption of a separate distribution plan (each, a “Plan”) pursuant to Rule 12b-1 under the 1940 Act for Class A, Class C, Class R3 and Class R4 shares. Under a Plan, Class A, Class C, Class R3 and Class R4 shares of a Fund, as applicable, bear distribution and/or service fees paid to the Distributor, some or all of which may be paid to select broker-dealers and certain other financial intermediaries. Total compensation under a Plan may not exceed the maximum cap imposed by FINRA with respect to asset-based sales charges. Distribution fees paid to the Distributor may be spent on any activities or expenses primarily intended to result in the sale of the respective Fund’s shares. Under a Plan, each Fund pays the Distributor the entire fee, regardless of the Distributor’s expenditures. Even if the Distributor’s actual expenditures exceed the fee payable to the Distributor at any given time, a Fund will not be obligated to pay more than that fee. If the Distributor’s actual expenditures are less than the fee payable to the Distributor at any given time, the Distributor may realize a profit from the arrangement.
Class A Plan –  Pursuant to the Class A Plan, a Fund may pay the Distributor a fee of up to 0.25% of the average daily net assets attributable to Class A shares for distribution financing activities and shareholder account servicing activities. The entire amount of the fee may be used for shareholder servicing expenses and/or distribution expenses.
Class C Plan –  Pursuant to the Class C Plan, a Fund may pay the Distributor a fee of up to 1.00% of the average daily net assets attributable to Class C shares for distribution financing activities, and up to 0.25% may be used for shareholder account servicing activities. The Class C Plan also provides that the Distributor will receive all contingent deferred sales charges attributable to Class C shares.
Class R3 Plan –  Pursuant to the Class R3 Plan, a Fund may pay the Distributor a fee of up to 0.50% of the average daily net assets attributable to Class R3 shares for distribution financing activities, and up to 0.25% may be used for shareholder account servicing activities.
Class R4 Plan –  Pursuant to the Class R4 Plan, a Fund may pay the Distributor a fee of up to 0.25% of the average daily net assets attributable to Class R4 shares for distribution financing activities. The entire amount of the fee may be used for shareholder account servicing activities.
Payments to Financial Intermediaries and Other Entities
The Investment Manager, Distributor and/or their affiliates and the Hartford mutual funds make a variety of payments to broker-dealers and financial institutions (“Financial Intermediaries”) that sell the shares of the Hartford mutual funds, and/or Financial Intermediaries and other intermediaries that provide services (“Servicing Intermediaries”) to the Hartford mutual funds. These payments may vary from one product to another. For this reason, (1) if your Financial Intermediary receives greater payments with respect to the Hartford mutual funds than it receives with respect to other products, it may be more inclined to sell you shares of a Hartford mutual fund rather than another product and/or (2) if your Servicing Intermediary (which may also be your Financial Intermediary) receives greater payments with respect to the Hartford mutual funds, such payments may create an incentive for the Servicing Intermediary to favor the Hartford mutual funds rather than other fund companies or investment products for which it may receive a lower payment. You may contact your Financial Intermediary or Servicing Intermediary if you want additional information regarding any Additional Payments or Servicing Payments it receives.

Payments Made From Fund Assets.
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Commissions and Rule 12b-1 Payments. The Distributor and/or its affiliates pay sales commissions and Rule 12b-1 fees to Financial Intermediaries out of assets that the Distributor and/or its affiliates receive from the Hartford mutual funds. The Funds’ SAI includes information regarding these commission and Rule 12b-1 payments by share class.
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Administrative Fees to Servicing Intermediaries. The Distributor and/or its affiliates make payments to Servicing Intermediaries that provide sub-accounting, administrative and/or shareholder processing services to the Hartford mutual funds (“Administrative Fees”). Such payments may be made out of 12b-1 and/or transfer agent fees that the Distributor and/or its affiliates receive from the Hartford mutual funds. Depending upon the particular share class and/or contractual arrangement with a Servicing Intermediary, these payments may be calculated based on average net assets of the Hartford mutual funds that are serviced by the Servicing Intermediary, or on a per account basis. The Funds’ SAI includes information regarding Fund expenses and distribution arrangements.
Payments Made by the Investment Manager and/or its Affiliates. As explained in more detail below under the sections entitled “Additional Payments to Financial Intermediaries” and “Servicing Payments to Servicing Intermediaries,” the Investment Manager and/or its affiliates make payments out of their own assets and not as an expense to or out of the assets of the Funds to (1) Financial Intermediaries to encourage the sale of Hartford mutual funds’ shares (“Additional Payments”) and/or (2) Servicing Intermediaries as additional compensation for sub-accounting, administrative and/or shareholder processing services (“Servicing Payments”).
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Additional Payments to Financial Intermediaries. The amount of any Additional Payments made by the Investment Manager and/or its affiliates to a Financial Intermediary is generally based on one or more of the following criteria: (i) the average net assets of the Hartford mutual funds that are attributed to that Financial Intermediary; (ii) the amount of Hartford mutual fund shares sold through that Financial Intermediary; and (iii) the mix of equity and fixed income funds sold through or attributed to that Financial Intermediary. The annual amount of Additional Payments made to any one Financial Intermediary is normally not expected to exceed 0.20% of the average net assets of the Hartford mutual funds that are attributed to that Financial Intermediary. For the calendar year ended December 31, 2023, the Investment Manager and its affiliates incurred approximately $58.7 million in total Additional Payments to Financial Intermediaries.
Additional Payments to Financial Intermediaries, including those listed in the Funds’ SAI, may be used for various purposes and take various forms, including but not limited to:
(1)
Payments for putting the Hartford mutual funds on a Financial Intermediary’s list of mutual funds available for purchase by its customers;
(2)
Payments for including the Hartford mutual funds within a group that receives special marketing focus or placing the Hartford Funds on a “preferred list”;
(3)
“Due diligence” payments for a Financial Intermediary’s examination of Hartford mutual funds and payments for providing extra employee training and information relating to Hartford Funds;
(4)
“Marketing support fees” for providing assistance in promoting the sale of Hartford mutual fund shares;
(5)
Sponsorships of sales contests and promotions where participants receive prizes such as travel awards, merchandise, cash or recognition;
(6)
Provision by a Financial Intermediary of sales-related data to the Investment Manager and/or its affiliates;
(7)
Provision of educational programs, including information and related support materials;
(8)
Provision of computer hardware and software; and
(9)
Occasional meals and entertainment, tickets to sporting events, nominal gifts and travel and lodging (subject to applicable rules and regulations).
With respect to Class R6 and F shares, neither the Distributor nor any of its affiliates pay any commission payments, account servicing fees, record keeping fees, 12b-1 fees, sub-transfer agent fees, administration fees or other asset-based or sales-based fees to any financial intermediary. With respect to Class Y shares, neither the Distributor nor any affiliates of the Distributor will enter into any new arrangement after May 11, 2018 to make any asset-based or sales-based payment to any financial intermediary that is not directly related to account servicing, record keeping, 12b-1 fees, sub-transfer agency, administration or similar services. Although with respect to certain classes the Distributor and its affiliates do not pay any commission payments, account servicing fees, record keeping fees,

12b-1 fees, sub-transfer agent fees, administration fees or other asset-based or sales-based fees to any financial intermediary, in certain instances, the Distributor and/or its affiliates may make payments to Financial Intermediaries that are not based on assets or sales of any particular Fund or share class (e.g. flat fee payments for platform participation, conference sponsorship, data packages, etc.), or that are in connection with the maintenance of each Fund share class within the Financial Intermediary’s platform.
As of January 1, 2024, the Investment Manager and/or its affiliates pay or have entered into ongoing contractual arrangements to pay Additional Payments to the Financial Intermediaries listed below: Ameriprise Financial Services, Inc.; Avantax Investment Services; BancWest Investment Services; Cadaret Grant & Co., Inc.; Cambridge Investment Research Inc.; Charles Schwab & Co., Inc.; Citigroup Global Markets, Inc.; Commonwealth Financial Network; CUSO Financial Services, L.P.; Edward D. Jones & Co.; Fidelity; Frost Brokerage Services, Inc.; GWFS Equities, Inc.; Huntington Investment Co.; Janney Montgomery Scott; JPMorgan Securities LLC; Lincoln Financial Advisors Group; LPL Financial Corp.; Merrill Lynch; Mid Atlantic Capital Corporation; Morgan Stanley Smith Barney; National Financial Services; Newbridge Securities; NEXT Financial Group, Inc.; Northwestern Mutual Investment Services, LLC; Osaic Wealth, Inc.; Pershing LLC; Raymond James & Associates Inc. and Raymond James Financial Services, Inc.; RBC Capital Markets Corporation; Robert W. Baird; Rockefeller Financial LLC; Schroder Fund Advisors LLC; Stifel, Nicolaus & Company, Inc.; TD Ameritrade Trust Co.; UBS Financial Services Inc.; U.S. Bancorp Investments Inc.; Voya Financial; and Wells Fargo. The Investment Manager and/or its affiliates may in the future enter into similar ongoing contractual arrangements with other Financial Intermediaries. Financial Intermediaries that received Additional Payments in 2023 of at least $500 in value for items such as sponsorship of meetings, education seminars and travel and entertainment, but may not have an ongoing contractual relationship with the Investment Manager or one of its affiliates, are listed in the SAI.
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Servicing Payments to Servicing Intermediaries. The Investment Manager, HASCO and/or their affiliates pay Servicing Payments to Servicing Intermediaries. As noted above under the section entitled “Payments Made From Fund Assets,” these Servicing Payments are separate from, and in addition to, any Administrative Fees paid by the Distributor and/or its affiliates from payments received from the Hartford mutual funds. The amount of the Servicing Payments is generally based on average net assets of the Hartford mutual funds that are serviced by a Servicing Intermediary. With certain limited exceptions, the annual amount of Servicing Payments made to any specific Servicing Intermediary is not expected to exceed 0.25% of the average net assets of the Hartford mutual funds that are serviced by that Servicing Intermediary. For the year ended December 31, 2023, the Investment Manager, HASCO and/or their affiliates incurred approximately $2.1 million in total Servicing Payments and these Servicing Payments did not exceed $0.7 million for any one Servicing Intermediary.
As of January 1, 2024, the Investment Manager, HASCO and/or their affiliates pay or have entered into ongoing contractual arrangements to pay Servicing Payments to the following entities: ADP Broker Dealer, Inc.; American United Life Insurance Company; Ascensus, Inc.; Fidelity; Goldman Sachs & Co.; GWFS Equities, Inc.; John Hancock Trust Company; Lincoln Retirement Services Company, LLC; Massachusetts Mutual Life Insurance Company; Merrill Lynch; Mid Atlantic Capital Corporation; Minnesota Life Insurance Company; MSCS Financial Services, LLC; National Financial Services; Principal Life Insurance Company; Prudential Insurance Company of America; Reliance Trust Company; TD Ameritrade Trust Company; The Vanguard Group; Transamerica Retirement Solutions; and Voya Financial. The Investment Manager, HASCO and/or their affiliates may in the future enter into similar arrangements with other Servicing Intermediaries.

Fund Distributions and Tax Matters
Dividends and Distributions
Each Fund intends to distribute substantially all of its net investment income and capital gains to shareholders at least once a year. Capital gains of each Fund are normally declared and paid annually. Dividends from net investment income, if any, of each Fund are normally declared and paid as follows:
Fund	Declaration frequency of net investment income	Payment frequency of net investment income
Dynamic Bond Fund	Daily	Monthly
Emerging Markets Local Debt Fund	Monthly	Monthly
Floating Rate Fund	Daily	Monthly
High Yield Fund	Daily	Monthly
Inflation Plus Fund*	Monthly	Monthly
Low Duration High Income Fund	Daily	Monthly
Municipal Opportunities Fund	Daily	Monthly
Municipal Short Duration Fund	Monthly	Monthly
Short Duration Fund	Daily	Monthly
Strategic Income Fund	Monthly	Monthly
Sustainable Municipal Bond Fund	Daily	Monthly
Total Return Bond Fund	Daily	Monthly
World Bond Fund*	Quarterly	Quarterly
*
The amount of any distribution may vary, and there is no guarantee the Fund will pay income dividends in accordance with the distribution frequency noted. Different classes may distribute different dividend amounts.
Notwithstanding the foregoing, the Company’s Board of Directors has delegated authority to the Funds’ Treasurer to reduce the frequency with which dividends are declared and paid and to declare and make payments of long-term capital gains as permitted or required by law or in order to avoid tax penalties. Further, each Fund reserves the right to change its dividend distribution policy at the discretion of its Board of Directors. Unless shareholders specify otherwise, all dividends and distributions received from a Fund are automatically reinvested in additional full or fractional shares of that Fund.
As noted above, the World Bond Fund has a policy to make distributions quarterly (the “Distribution Policy”). Section 19(b) of the Investment Company Act of 1940 and Rule 19b-1 thereunder limit the number of distributions of long-term capital gains, as determined for federal tax purposes, that a fund may make in any one year. Depending on the circumstances, in order to comply with Rule 19b-1 and the Internal Revenue Code, the Fund may be required to pay tax on undistributed long-term capital gains.
In certain circumstances, compliance with Rule 19b-1 could have a material adverse effect on the Fund’s investment program. Rule 19b-1 permits a fund to request relief from the Securities and Exchange Commission (the “SEC”) to spread its long-term capital gain over up to all of its distributions in the event of unforeseen circumstances. Due to a combination in 2015 of currency losses on debt securities that were treated as ordinary losses for tax purposes, and gains on certain derivatives on currencies that were treated as capital gains for tax purposes, the World Bond Fund requested and received such SEC relief with respect to 2015 to avoid adverse consequences for the Fund under Section 19(b) and Rule 19b-1. However, the World Bond Fund believes it is unlikely that it will be able to obtain such relief in similar circumstances in the future. Accordingly, the World Bond Fund will monitor its distributions and estimated sources of book and tax income carefully and could be required to modify its Distribution Policy from time to time to comply with Section 19(b) and Rule 19b-1.
With respect to the Dynamic Bond Fund, the Floating Rate Fund, the High Yield Fund, the Low Duration High Income Fund, the Municipal Opportunities Fund, the Short Duration Fund, the Sustainable Municipal Bond Fund, and the Total Return Bond Fund, you generally begin earning dividends on Fund shares the day after the Fund receives your purchase payment. If a purchase order is placed through a broker, dealer or other financial firms authorized to settle through the National Securities Clearing Corporation (the “NSCC”), the purchase order will begin accruing dividends on the NSCC settlement date or as agreed upon and as allowed by applicable law.

Unless your investment is in a tax-deferred account, you may want to avoid buying shares shortly before a Fund pays a dividend. The reason? If you buy shares when a Fund has realized but not yet distributed taxable income or capital gains, you will pay the full price for the shares and then receive a portion of the price back in the form of a taxable dividend. As an example, on December 15, you invest $5,000, buying 250 shares for $20 each. If the Fund pays a distribution of $1 per share on December 16, its share price will drop to $19 (not counting market change). You still have only $5,000 (250 shares x $19 = $4,750 in share value, plus 250 shares x $1 = $250 in distributions), but you owe tax on the $250 distribution you received even if you reinvest it in more shares. To avoid buying a dividend, check a Fund’s distribution schedule before you invest. Before investing you may want to consult your tax advisor.
If you elect to receive dividends in cash, you will only receive a check if the dividend amount exceeds $10. If the dividend is $10 or less, the amount will automatically be reinvested in the Fund. If you would like to receive cash dividends, regardless of the amount, you can establish an electronic funds transfer to your bank. For assistance in establishing electronic funds transfer transactions, please call 1-888-843-7824.
Taxes on DISTRIBUTIONS
Each of Municipal Opportunities Fund, Municipal Short Duration Fund and Sustainable Municipal Bond Fund intend to meet certain federal tax requirements so that distributions of tax-exempt income may be treated as exempt-interest dividends. These dividends are not subject to regular federal income tax. However, each Fund may invest a portion of its assets in tax-exempt obligations subject to the Alternative Minimum Tax. Any portion of exempt-interest dividends attributable to interest on these obligations may increase some shareholders’ Alternative Minimum Tax. Each Fund expects that its distributions will consist primarily of exempt-interest dividends. Each Fund’s exempt-interest dividends may be subject to state or local taxes. Distributions paid from any interest income that is not tax-exempt and from any short-term or long-term capital gains will be taxable whether you reinvest those distributions or receive them in cash.
Tax exempt income received by a tax-deferred retirement account will generally be taxable when distributed from the tax-deferred retirement account. As a result, any retirement plan investor should consider whether a Fund is an appropriate investment. Tax-exempt income is included when determining whether Social Security and railroad retirement benefits are taxable.
Taxability of Dividends
Unless your shares are held in a tax-advantaged account, dividends and distributions you receive from a Fund, whether reinvested or taken as cash, are generally considered taxable. Distributions from a Fund’s long-term capital gains are taxable as long-term capital gains, regardless of how long you held your shares. Distributions from short-term capital gains and from ordinary income (other than certain qualified dividend income) are generally taxable as ordinary income.
If a Fund’s distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution generally will not be taxable, but will reduce each shareholder’s cost basis in a Fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold. Any return of capital in excess of your basis, however, is taxable as a capital gain.
A portion of dividends from ordinary income may qualify for the dividends-received deduction for corporations. Distributions from certain qualified dividend income generally are taxable to individuals at the same rates that apply to long-term capital gains, if certain holding period and other requirements are met. The maximum individual rate applicable to “qualified dividend income” and long-term capital gains is currently generally either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts. The amount of a Fund’s distributions that would otherwise qualify for this favorable tax treatment may be reduced as a result of such Fund’s securities lending activities, investment in derivatives or high portfolio turnover rate.
An additional 3.8% Medicare tax is imposed on certain net investment income (including taxable distributions received from a Fund and net gains from redemptions of Fund shares) of individuals, estates and trusts to the extent that such person’s gross income, with certain adjustments, exceeds certain threshold amounts.
Some dividends paid in January may be taxable as if they had been paid the previous December.
Dividends and capital gains distributed by each Fund to tax-deferred retirement plan accounts are not taxable currently.

Taxability of Transactions
Unless your shares are held in a tax-advantaged account, any time you sell or exchange shares, it is considered a taxable event for you. You may have a capital gain or a loss on the transaction that will be long-term or short-term, depending upon how long you held your shares. Your ability to deduct capital losses may be limited. You are responsible for any tax liabilities generated by your transactions. With limited exceptions, distributions from a retirement plan account are taxable as ordinary income. Any loss realized upon the sale or exchange of Fund shares that you held for less than six months may be disallowed to the extent of any distributions treated as exempt-interest dividends with respect to such shares. Consult your tax advisor if you sell shares held for less than six months at a loss after receiving a long-term capital gain distribution from a Fund.
As described above, a shareholder may be able to convert one class of shares for another class of shares of the same Fund. In general, conversions of one share class for a different share class of the same Fund should not result in the realization by the investor of a taxable capital gain or loss for U.S. federal income tax purposes, provided that the transaction is undertaken and processed, with respect to any shareholder, as a direct conversion transaction. If the conversion results in a CDSC or sales charge, Fund shares may be redeemed to pay the charge, and that redemption would be taxable. Shareholders should consult their tax advisors as to the federal, state, local and non-U.S. tax consequences of an intra-fund conversion.
Conversions of one class of shares for another class of shares of the same Fund within a tax-deferred retirement plan account will not result in a capital gain or loss for federal or state income tax purposes.
Additional Information
A Fund may be required to withhold U.S. federal income tax (currently, at the rate of 24%) of all taxable distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the Internal Revenue Service (“IRS”) that you are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against your U.S. federal income tax liability. IRS Regulations require each Fund to report to the IRS and furnish to shareholders the cost basis information and holding period for Fund shares purchased on or after January 1, 2012, and sold on or after that date. Each Fund will permit shareholders to elect from among several cost basis methods accepted by the IRS, including average cost. In the absence of an election by a shareholder, each Fund will use the average cost method with respect to that shareholder. To elect a cost basis method other than the default method average cost for accounts directly held with the Funds’ transfer agent, your request must be received in writing by completing the appropriate part of your account application, by completing “Cost Basis Method Election for Non-Qualified Hartford Funds Accounts” Form or submitted through the investor portal on hartfordfunds.com. If you hold your account with a financial intermediary, please contact that financial intermediary for instructions on how to make your election. Fund shareholders should consult with their tax advisors to determine the best cost basis method for their tax situation and to obtain more information about how the new cost basis reporting rules apply to them.
If more than 50% of the value of a Fund’s total assets at the close of any taxable year consists of securities of foreign corporations, or if at least 50% of the value of the Fund’s total assets at the close of each quarter of its taxable year is represented by interests in other regulated investment companies, the Fund will be eligible to file an election with the IRS that would generally enable its shareholders to benefit from any foreign tax credit or deduction available for any foreign taxes the Fund pays. Pursuant to this election (if made), a shareholder will be required to include in gross income (in addition to dividends actually received) its pro rata share of the foreign taxes paid by the Fund, and may be entitled either to deduct its pro rata share of the foreign taxes in computing its taxable income or to use the amount as a foreign tax credit against its U.S. federal income tax liability (subject to certain holding period and other requirements). The consequences of such an election are discussed in more detail in the SAI.
Each Fund will generally be required to withhold U.S. federal income tax at the rate of 30% of all taxable distributions to you if you are a non-resident alien or foreign entity and there is no applicable tax treaty or if you are claiming reduced withholding under a tax treaty and you have not properly completed and signed the appropriate IRS Form W-8. You also must complete and send to us the appropriate IRS Form W-8 to certify your foreign status. Provided that the appropriate IRS Form W-8 is properly completed, long-term capital gains distributions and proceeds of sales are generally not subject to withholding for foreign shareholders.
Each Fund is required to withhold U.S. tax (at a 30% rate) on payments of taxable dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to a Fund to enable the Fund to determine whether withholding is required.

Distributions from each Fund may also be subject to state, local and foreign taxes. You should consult your own tax advisor regarding the particular tax consequences of an investment in a Fund.
This section summarizes some of the consequences under current Federal tax law of an investment in each Fund. It is not a substitute for personal tax advice. Consult your personal tax advisor about the potential tax consequences of an investment in the Funds under all applicable tax laws.

Performance Notes
LOW DURATION HIGH INCOME FUND
Effective March 1, 2024, the Fund changed its name, investment objective, and principal investment strategy. Performance prior to March 1, 2024, reflects the Fund’s performance while it pursued its prior investment objective and was managed in accordance with its prior investment strategy.
SUSTAINABLE MUNICIPAL BOND FUND
Effective April 30, 2021, the Fund changed its name, investment objective, and principal investment strategy. Performance prior to April 30, 2021, reflects the Fund’s performance while it pursued its prior investment objective and was managed in accordance with its prior investment strategy.
Indices:
The indices are unmanaged, and their results include reinvested dividends and/or distributions, but do not reflect the effect of sales charges, commissions, expenses or taxes.
The Bloomberg Global Aggregate Bond Index is composed of government, government-related and corporate bonds, as well as asset-backed, mortgage-backed and commercial mortgage-backed securities from both developed and emerging markets issuers.
The Bloomberg US Aggregate Bond Index is composed of securities that cover the US investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.
The Bloomberg US Corporate High Yield Bond Index is a market value-weighted index that tracks the total return performance of non-investment grade, fixed-rate, publicly placed, dollar-denominated and nonconvertible debt registered with the SEC.
The Bloomberg US TIPS Index represents securities that protect against adverse inflation and provide a minimum level of real return. To be included in this index, bonds must have cash flows linked to an inflation index, be sovereign issues denominated in US currency, and have more than one year to maturity.
The Bloomberg US TIPS 1-10 Year Index represents US Treasury inflation-protected securities having a maturity of at least 1 year and less than 10 years.
The Bloomberg Municipal Bond Index is designed to cover the USD-denominated long-term tax exempt bond market.
The Bloomberg Municipal Bond 1-15 Year Blend (1-17) Index is a sub-index of the Bloomberg Municipal Bond Index. It is a rules-based market value-weighted index of bonds with maturities of 1 year to 17 years engineered for the tax-exempt bond market.
The Bloomberg Municipal Bond Short 1-5 Year Index measures the performance of municipal bonds with time to maturity of more than one year and less than five years.
The Bloomberg 1-3 Year US Government/Credit Index is comprised of the US Government/Credit component of the Bloomberg US Aggregate Bond Index. The 1-3 Year Government/Credit Index includes securities in the 1-3 year maturity range in the Government/Credit Index.
The FTSE World Government Bond Index is designed to measure the performance of fixed-rate, local currency, investment grade sovereign bonds.
The ICE BofA 1-3 Year BB-B US Cash Pay High Yield Index is a subset of ICE BofA US Cash Pay High Yield Index including all securities with a remaining term to final maturity less than 3 years and rated BB1 through B3, inclusive.
The JP Morgan GBI Emerging Markets Global Diversified Index is a comprehensive global local emerging markets index that consists of regularly traded, liquid fixed-rate, domestic-currency government bonds to which international investors can gain exposure.
The Morningstar LSTA US Leveraged Loan Index is a market value-weighted index that is designed to measure the performance of the US leveraged loan market based upon market weightings, spreads and interest payments.

Additional Information Regarding Bloomberg Index(es). “Bloomberg®” and the above referenced Bloomberg index(es) are service marks of Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited (“BISL”), the administrator of the index (collectively, “Bloomberg”), and have been licensed for use for certain purposes by the Investment Manager.
The Funds are not sponsored, endorsed, sold or promoted by Bloomberg. Bloomberg does not make any representation or warranty, express or implied, to the owners of or counterparties to the Funds or any member of the public regarding the advisability of investing in securities generally or in the Funds particularly. The only relationship of Bloomberg to the Investment Manager is the licensing of certain trademarks, trade names and service marks and of the above referenced Bloomberg index(es), which is determined, composed and calculated by BISL without regard to the Investment Manager or the Funds. Bloomberg has no obligation to take the needs of the Investment Manager or the owners of the Funds into consideration in determining, composing or calculating the above referenced Bloomberg index(es). Bloomberg is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Funds to be issued. Bloomberg shall not have any obligation or liability, including, without limitation, to the Funds’ customers, in connection with the administration, marketing or trading of the Funds.
BLOOMBERG DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE ABOVE REFERENCED BLOOMBERG INDEX(ES) OR ANY DATA RELATED THERETO AND SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN. BLOOMBERG DOES NOT MAKE ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE INVESTMENT MANAGER, OWNERS OF THE FUNDS OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE ABOVE REFERENCED BLOOMBERG INDEX(ES) OR ANY DATA RELATED THERETO. BLOOMBERG DOES NOT MAKE ANY EXPRESS OR IMPLIED WARRANTIES AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE ABOVE REFERENCED BLOOMBERG INDEX(ES) OR ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, TO THE MAXIMUM EXTENT ALLOWED BY LAW, BLOOMBERG, ITS LICENSORS, AND ITS AND THEIR RESPECTIVE EMPLOYEES, CONTRACTORS, AGENTS, SUPPLIERS, AND VENDORS SHALL HAVE NO LIABILITY OR RESPONSIBILITY WHATSOEVER FOR ANY INJURY OR DAMAGES—WHETHER DIRECT, INDIRECT, CONSEQUENTIAL, INCIDENTAL, PUNITIVE OR OTHERWISE—ARISING IN CONNECTION WITH THE ABOVE REFERENCED BLOOMBERG INDEX(ES) OR ANY DATA OR VALUES RELATING THERETO—WHETHER ARISING FROM THEIR NEGLIGENCE OR OTHERWISE, EVEN IF NOTIFIED OF THE POSSIBILITY THEREOF.

Prior Performance of the Sub-Adviser
The following tables present the past performance of a composite of certain accounts managed by Wellington Management, which serves as sub-adviser to the Dynamic Bond Fund (references to the “Fund” in this section refer to the Dynamic Bond Fund). The Credit Total Return Composite (the “Composite”) consists of all accounts under discretionary management by Wellington Management in Wellington Management’s credit total return investment strategy that have investment objectives, policies and strategies substantially similar to those of the Fund. The performance of the Composite reflects the performance of Wellington Management. The performance of the Composite has been adjusted to reflect the operating costs of Class A shares of the Fund, the account with the highest operating expenses in the Composite. Historical performance has been prepared in compliance with the Global Investment Performance Standards (GIPS®). The GIPS method for computing historical performance differs from the SEC’s method. Returns reflect all income, gains and losses and reinvestment of any dividends or capital gains without provision for federal or state income tax. Because the gross performance data of the Composite shown in the tables does not reflect the deduction of investment advisory fees paid by the Fund and certain other expenses that would be applicable to the Fund, the net performance data may be more relevant to potential investors in the Fund in their analysis of the historical experience of Wellington Management in managing all credit total return portfolios, with investment objectives, policies and strategies substantially similar to those of the Fund. To calculate the performance of the Composite (Net of Class A expenses (before fee waivers and/or expense reimbursements) and maximum Class A sales charge), the total annual fund operating expenses (before fee waivers and/or expense reimbursements) for Class A shares and the maximum sales charge payable by Class A shares of the Fund, as set forth in the Fund’s fee table in the Summary Section, were used. To calculate the performance of the Composite (Net of Class A expenses (before fee waivers and/or expense reimbursements) but excluding Class A sales charges), only the total annual fund operating expenses (before fee waivers and/or expense reimbursements) for Class A shares, as set forth in the Fund’s fee table in the Summary Section, were used. To calculate the performance of the Composite (Net of Class A expenses (after fee waivers and/or expense reimbursements) but excluding Class A sales charges), only the total annual fund operating expenses (after fee waivers and/or expense reimbursements) for Class A shares, as set forth in the Fund’s fee table in the Summary Section, were used.
Certain accounts that are included in the Composite may not be subject to the diversification requirements, specific tax restrictions and investment limitations imposed on the Fund by the 1940 Act or Subchapter M of the Internal Revenue Code. Consequently, the performance results for the Composite may have been less favorable had it been regulated as an investment company under the federal securities laws.
The historical performance of the Composite is not that of the Dynamic Bond Fund, is not a substitute for the Dynamic Bond Fund’s performance and is not necessarily indicative of the Dynamic Bond Fund’s future results. The Dynamic Bond Fund’s actual performance may differ significantly from the past performance of the Composite. The personnel who managed the accounts that make up the Composite, and who therefore generated, or contributed to, the historical performance shown may differ from the personnel managing the Dynamic Bond Fund. While the accounts in the Composite experience inflows and outflows of cash, there can be no assurance that the continuous offering of the Dynamic Bond Fund’s shares and its obligation to redeem its shares will not adversely affect the performance of the Dynamic Bond Fund.
COMPOSITE PERFORMANCE
Average annual total returns for the periods ended December 31, 2023
	1 Year	5 Years	Since Inception (March 31, 2018)
Composite (Net of Class A expenses (before fee waivers and/or expense reimbursements) and maximum Class A sales charge)*, **	5.24%	5.35%	4.84%
Composite (Net of Class A expenses (before fee waivers and/or expense reimbursements) but excluding Class A sales charges)*	10.20%	6.32%	5.68%
Composite (Net of Class A expenses (after fee waivers and/or expense reimbursements) but excluding Class A sales charges)*	10.55%	6.66%	6.02%
Composite (Gross)*	11.71%	7.78%	7.13%
Bloomberg US Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)*	5.53%	1.10%	1.22%
*
This is not the performance of the Fund. The inception date of the Composite is March 31, 2018.
**
Reflects the maximum front-end sales charge applicable to Class A shares of the Fund, which is 4.50% (as a percentage of offering price).

Total returns for the periods ended December 31
	2018*	2019	2020	2021	2022	2023
Composite (Net of Class A expenses (before fee waivers and/or expense reimbursements) and maximum Class A sales charge)**, ***	-3.45%	6.35%	12.29%	-4.34%	-10.24%	5.24%
Composite (Net of Class A expenses (before fee waivers and/or expense reimbursements) but excluding Class A sales charges)**	1.10%	11.36%	17.58%	0.17%	-6.01%	10.20%
Composite (Net of Class A expenses (after fee waivers and/or expense reimbursements) but excluding Class A sales charges)**	1.34%	11.72%	17.95%	0.48%	-5.71%	10.55%
Composite (Gross)**	2.14%	12.89%	19.19%	1.57%	-4.72%	11.71%
Bloomberg US Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)**	1.49%	8.72%	7.51%	-1.54%	-13.01%	5.53%
*
Returns reflect since inception of the Composite, which is March 31, 2018.
**
This is not the performance of the Fund.
***
Reflects the maximum front-end sales charge applicable to Class A shares of the Fund, which is 4.50% (as a percentage of offering price).
Please see “Performance Notes” for a description of the index.
Past performance does not guarantee future results. Performance for the periods subsequent to those periods reflected herein may be lower.

Financial Highlights
The financial highlights table for each Fund is intended to help you understand each Fund’s financial performance for the past five years, or if shorter, the period of the Fund’s operations. Certain information reflects financial results for a single Fund share. The total returns in the table for each Fund represent the rate that an investor would have earned, or lost, on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the fiscal years ended October 31, 2023, October 31, 2022, October 31, 2021, and October 31, 2020 has been derived from the financial statements audited by PricewaterhouseCoopers LLP, the Funds’ independent registered public accounting firm, whose report, along with each Fund’s financial statements and financial highlights, is included in the annual report to shareholders, which is available upon request. The information for the fiscal year ended October 31, 2019 was audited by another independent registered public accounting firm. With respect to the Low Duration High Income Fund, the financial highlights are presented under the heading “The Hartford Floating Rate High Income Fund,” which was the Fund’s name prior to March 1, 2024. Footnotes are located on the last page of these financial highlights tables.
	— Selected Per-Share Data(1) —									— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Returns of Capital	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)(4)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)(4)	Ratio of Net Investment Income (Loss) to Average Net Assets(4)	Portfolio Turnover
Hartford Dynamic Bond Fund
For the Year Ended October 31, 2023
A	$9.39	$0.47	$0.07	$0.54	$(0.47)	$—	$—	$(0.47)	$9.46	5.73%	$1,690	1.22%	1.02%	4.83%	792%
C	9.39	0.42	0.06	0.48	(0.41)	—	—	(0.41)	9.46	5.07	1,271	1.94	1.62	4.24	792
I	9.39	0.51	0.06	0.57	(0.50)	—	—	(0.50)	9.46	5.99	60,450	1.03	0.80	5.29	792
R5	9.39	0.50	0.08	0.58	(0.51)	—	—	(0.51)	9.46	6.07	1,015	0.94	0.75	5.11	792
R6	9.39	0.51	0.07	0.58	(0.52)	—	—	(0.52)	9.45	6.13	1,016	0.93	0.65	5.21	792
Y	9.39	0.50	0.07	0.57	(0.50)	—	—	(0.50)	9.46	6.04	2,102	0.98	0.75	5.12	792
F	9.39	0.51	0.07	0.58	(0.52)	—	—	(0.52)	9.45	6.13	43,860	0.92	0.65	5.21	792
For the Period Ended October 31, 2022(5)
A	$10.00	$0.17	$(0.61)	$(0.44)	$(0.17)	$—	$—	$(0.17)	$9.39	(4.42)%(6)	$1,003	1.35%(7)	1.10%(7)	4.42%(7)	380%(8)
C	10.00	0.14	(0.61)	(0.47)	(0.14)	—	—	(0.14)	9.39	(4.73)(6)	952	2.10 (7)	1.90 (7)	3.61 (7)	380 (8)
I	10.00	0.18	(0.61)	(0.43)	(0.18)	—	—	(0.18)	9.39	(4.31)(6)	957	1.10 (7)	0.80 (7)	4.72 (7)	380 (8)
R5	10.00	0.19	(0.62)	(0.43)	(0.18)	—	—	(0.18)	9.39	(4.29)(6)	957	1.10 (7)	0.75 (7)	4.77 (7)	380 (8)
R6	10.00	0.19	(0.61)	(0.42)	(0.19)	—	—	(0.19)	9.39	(4.25)(6)	957	1.10 (7)	0.65 (7)	4.87 (7)	380 (8)
Y	10.00	0.19	(0.62)	(0.43)	(0.18)	—	—	(0.18)	9.39	(4.29)(6)	1,460	1.11 (7)	0.75 (7)	4.82 (7)	380 (8)
F	10.00	0.19	(0.61)	(0.42)	(0.19)	—	—	(0.19)	9.39	(4.25)(6)	42,118	1.10 (7)	0.65 (7)	4.87 (7)	380 (8)
The Hartford Emerging Markets Local Debt Fund
For the Year Ended October 31, 2023
A	$4.10	$0.25	$0.35	$0.60	$(0.18)	$—	$(0.06)	$(0.24)	$4.46	14.48%	$3,038	1.77%	1.18%	5.38%	102%
C	4.11	0.21	0.35	0.56	(0.15)	—	(0.05)	(0.20)	4.47	13.50	512	2.56	1.93	4.61	102
I	4.08	0.26	0.34	0.60	(0.19)	—	(0.06)	(0.25)	4.43	14.63	6,956	1.40	0.93	5.65	102
R3	4.10	0.24	0.34	0.58	(0.17)	—	(0.05)	(0.22)	4.46	14.09	10	2.03	1.48	5.13	102
R4	4.08	0.25	0.34	0.59	(0.18)	—	(0.06)	(0.24)	4.43	14.30	10	1.73	1.18	5.43	102
R5	3.90	0.25	0.32	0.57	(0.19)	—	(0.06)	(0.25)	4.22	14.59	10	1.43	0.88	5.64	102
Y	4.05	0.25	0.34	0.59	(0.19)	—	(0.06)	(0.25)	4.39	14.54	14,087	1.39	0.88	5.61	102
F	4.08	0.26	0.34	0.60	(0.19)	—	(0.06)	(0.25)	4.43	14.75	4,121	1.31	0.83	5.73	102
For the Year Ended October 31, 2022
A	$5.39	$0.18	$(1.24)	$(1.06)	$(0.05)	$—	$(0.18)	$(0.23)	$4.10	(20.19)%	$2,707	1.55%	1.18%	3.79%	90%
C	5.40	0.15	(1.24)	(1.09)	(0.04)	—	(0.16)	(0.20)	4.11	(20.73)	708	2.29	1.93	3.02	90
I	5.36	0.19	(1.23)	(1.04)	(0.05)	—	(0.19)	(0.24)	4.08	(19.92)	5,971	1.17	0.93	4.04	90
R3	5.38	0.18	(1.24)	(1.06)	(0.04)	—	(0.18)	(0.22)	4.10	(20.28)	9	1.79	1.28	3.74	90
R4	5.36	0.18	(1.23)	(1.05)	(0.05)	—	(0.18)	(0.23)	4.08	(20.12)	9	1.49	1.18	3.77	90
R5	5.14	0.19	(1.19)	(1.00)	(0.05)	—	(0.19)	(0.24)	3.90	(19.96)	9	1.19	0.88	4.13	90
Y	5.32	0.20	(1.23)	(1.03)	(0.05)	—	(0.19)	(0.24)	4.05	(19.85)	25,608	1.18	0.88	4.21	90
F	5.37	0.20	(1.24)	(1.04)	(0.05)	—	(0.20)	(0.25)	4.08	(20.00)	4,056	1.07	0.83	4.18	90

Financial Highlights
	— Selected Per-Share Data(1) —									— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Returns of Capital	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)(4)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)(4)	Ratio of Net Investment Income (Loss) to Average Net Assets(4)	Portfolio Turnover
The Hartford Emerging Markets Local Debt Fund – (continued)
For the Year Ended October 31, 2021
A	$5.39	$0.18	$(0.00)(9)	$0.18	$(0.18)	$—	$—	$(0.18)	$5.39	3.20%	$3,996	1.49%	1.18%	3.20%	99%
C	5.40	0.14	(0.00)(9)	0.14	(0.14)	—	—	(0.14)	5.40	2.43	1,771	2.25	1.93	2.45	99
I	5.37	0.19	(0.01)	0.18	(0.19)	—	—	(0.19)	5.36	3.28	11,164	1.15	0.93	3.45	99
R3	5.37	0.18	(0.01)	0.17	(0.16)	—	—	(0.16)	5.38	3.09	11	1.76	1.21	3.18	99
R4	5.37	0.18	(0.01)	0.17	(0.18)	—	—	(0.18)	5.36	3.02	45	1.46	1.18	3.20	99
R5	5.15	0.19	(0.01)	0.18	(0.19)	—	—	(0.19)	5.14	3.48	11	1.16	0.88	3.56	99
Y	5.33	0.20	(0.02)	0.18	(0.19)	—	—	(0.19)	5.32	3.36	37,127	1.14	0.88	3.49	99
F	5.37	0.20	(0.00)(9)	0.20	(0.20)	—	—	(0.20)	5.37	3.57	4,490	1.04	0.83	3.54	99
For the Year Ended October 31, 2020
A	$5.86	$0.22	$(0.46)	$(0.24)	$—	$—	$(0.23)	$(0.23)	$5.39	(4.02)%	$4,441	1.42%	1.18%	4.08%	99%
C	5.86	0.19	(0.46)	(0.27)	—	—	(0.19)	(0.19)	5.40	(4.66)	1,795	2.18	1.93	3.35	99
I	5.84	0.25	(0.47)	(0.22)	—	—	(0.25)	(0.25)	5.37	(3.73)	10,596	1.07	0.93	4.43	99
R3	5.84	0.23	(0.46)	(0.23)	—	—	(0.24)	(0.24)	5.37	(3.97)	11	1.70	1.06	4.20	99
R4	5.83	0.22	(0.45)	(0.23)	—	—	(0.23)	(0.23)	5.37	(3.87)	43	1.40	1.18	4.07	99
R5	5.60	0.22	(0.42)	(0.20)	—	—	(0.25)	(0.25)	5.15	(3.52)	45	1.10	0.88	4.31	99
Y	5.80	0.24	(0.46)	(0.22)	—	—	(0.25)	(0.25)	5.33	(3.72)	43,062	1.09	0.88	4.43	99
F	5.84	0.25	(0.47)	(0.22)	—	—	(0.25)	(0.25)	5.37	(3.65)	3,201	0.98	0.83	4.46	99
For the Year Ended October 31, 2019
A	$5.50	$0.29	$0.48	$0.77	$(0.27)	$—	$(0.14)	$(0.41)	$5.86	14.52%	$5,691	1.45%	1.25%	5.10%	110%
C	5.50	0.25	0.47	0.72	(0.23)	—	(0.13)	(0.36)	5.86	13.57	2,495	2.19	2.00	4.35	110
I	5.48	0.31	0.48	0.79	(0.28)	—	(0.15)	(0.43)	5.84	14.92	41,300	1.11	0.98	5.36	110
R3	5.47	0.29	0.49	0.78	(0.27)	—	(0.14)	(0.41)	5.84	14.82	12	1.74	1.17	5.16	110
R4	5.47	0.29	0.48	0.77	(0.27)	—	(0.14)	(0.41)	5.83	14.58	49	1.44	1.25	5.09	110
R5	5.27	0.29	0.47	0.76	(0.28)	—	(0.15)	(0.43)	5.60	14.96	11	1.14	0.95	5.36	110
Y	5.44	0.31	0.48	0.79	(0.28)	—	(0.15)	(0.43)	5.80	15.12	87,413	1.10	0.90	5.44	110
F	5.48	0.31	0.48	0.79	(0.28)	—	(0.15)	(0.43)	5.84	15.00	4,150	1.02	0.90	5.44	110
The Hartford Floating Rate Fund
For the Year Ended October 31, 2023
A	$7.64	$0.61	$0.12	$0.73	$(0.59)	$—	$—	$(0.59)	$7.78	9.79%	$576,510	1.01%	1.00%	7.77%	46%
C	7.71	0.55	0.14	0.69	(0.54)	—	—	(0.54)	7.86	9.10	53,757	1.76	1.75	7.00	46
I	7.59	0.62	0.12	0.74	(0.61)	—	—	(0.61)	7.72	10.09	518,131	0.74	0.74	8.00	46
R3	7.69	0.59	0.13	0.72	(0.57)	—	—	(0.57)	7.84	9.64	2,466	1.35	1.25	7.53	46
R4	7.63	0.61	0.13	0.74	(0.59)	—	—	(0.59)	7.78	9.93	1,941	1.08	1.00	7.77	46
R5	7.59	0.62	0.13	0.75	(0.61)	—	—	(0.61)	7.73	10.18	1,433	0.78	0.78	8.00	46
Y	7.56	0.62	0.12	0.74	(0.61)	—	—	(0.61)	7.69	10.10	38,667	0.76	0.75	7.99	46
F	7.57	0.62	0.13	0.75	(0.63)	—	—	(0.63)	7.69	10.17	100,393	0.66	0.66	8.05	46
For the Year Ended October 31, 2022
A	$8.40	$0.33	$(0.77)	$(0.44)	$(0.32)	$—	$—	$(0.32)	$7.64	(5.33)%	$645,513	1.00%	1.00%	4.06%	53%
C	8.48	0.26	(0.77)	(0.51)	(0.26)	—	—	(0.26)	7.71	(6.09)	80,900	1.75	1.75	3.24	53
I	8.37	0.35	(0.77)	(0.42)	(0.36)	—	—	(0.36)	7.59	(5.09)	819,480	0.73	0.73	4.31	53
R3	8.45	0.30	(0.76)	(0.46)	(0.30)	—	—	(0.30)	7.69	(5.53)	2,735	1.35	1.25	3.69	53
R4	8.39	0.33	(0.77)	(0.44)	(0.32)	—	—	(0.32)	7.63	(5.35)	2,339	1.07	1.00	4.15	53
R5	8.37	0.35	(0.77)	(0.42)	(0.36)	—	—	(0.36)	7.59	(5.16)	1,266	0.77	0.77	4.35	53
Y	8.34	0.34	(0.76)	(0.42)	(0.36)	—	—	(0.36)	7.56	(5.14)	46,709	0.74	0.74	4.27	53
F	8.35	0.36	(0.77)	(0.41)	(0.37)	—	—	(0.37)	7.57	(4.97)	150,731	0.65	0.65	4.45	53
For the Year Ended October 31, 2021
A	$8.04	$0.30	$0.31	$0.61	$(0.25)	$—	$—	$(0.25)	$8.40	7.70%	$738,311	1.00%	1.00%	3.59%	99%
C	8.12	0.24	0.31	0.55	(0.19)	—	—	(0.19)	8.48	6.84	110,915	1.75	1.75	2.86	99
I	8.03	0.32	0.32	0.64	(0.30)	—	—	(0.30)	8.37	8.01	1,066,435	0.73	0.73	3.85	99
R3	8.10	0.28	0.30	0.58	(0.23)	—	—	(0.23)	8.45	7.25	4,586	1.36	1.25	3.34	99
R4	8.04	0.30	0.30	0.60	(0.25)	—	—	(0.25)	8.39	7.55	2,180	1.07	1.00	3.59	99
R5	8.03	0.32	0.31	0.63	(0.29)	—	—	(0.29)	8.37	7.92	1,148	0.77	0.77	3.82	99
Y	8.01	0.32	0.31	0.63	(0.30)	—	—	(0.30)	8.34	7.90	49,434	0.75	0.75	3.83	99
F	8.02	0.33	0.31	0.64	(0.31)	—	—	(0.31)	8.35	8.06	144,519	0.65	0.65	3.92	99

Financial Highlights
	— Selected Per-Share Data(1) —									— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Returns of Capital	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)(4)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)(4)	Ratio of Net Investment Income (Loss) to Average Net Assets(4)	Portfolio Turnover
The Hartford Floating Rate Fund – (continued)
For the Year Ended October 31, 2020
A	$8.37	$0.29	$(0.33)	$(0.04)	$(0.29)	$—	$—	$(0.29)	$8.04	(0.40)%	$659,749	1.01%	1.00%	3.62%	86%
C	8.45	0.24	(0.34)	(0.10)	(0.23)	—	—	(0.23)	8.12	(1.10)	231,747	1.74	1.74	2.91	86
I	8.36	0.32	(0.34)	(0.02)	(0.31)	—	—	(0.31)	8.03	(0.14)	749,601	0.73	0.73	3.93	86
R3	8.42	0.27	(0.32)	(0.05)	(0.27)	—	—	(0.27)	8.10	(0.51)	4,684	1.37	1.25	3.38	86
R4	8.36	0.29	(0.32)	(0.03)	(0.29)	—	—	(0.29)	8.04	(0.29)	2,274	1.07	1.00	3.63	86
R5	8.35	0.31	(0.32)	(0.01)	(0.31)	—	—	(0.31)	8.03	(0.07)	987	0.77	0.77	3.84	86
Y	8.33	0.32	(0.33)	(0.01)	(0.31)	—	—	(0.31)	8.01	(0.00)(10)	42,538	0.71	0.71	3.93	86
F	8.36	0.33	(0.35)	(0.02)	(0.32)	—	—	(0.32)	8.02	(0.20)	92,849	0.65	0.65	4.09	86
For the Year Ended October 31, 2019
A	$8.68	$0.39	$(0.23)	$0.16	$(0.45)	$—	$(0.02)	$(0.47)	$8.37	1.98%	$762,132	1.00%	1.00%	4.61%	46%
C	8.67	0.33	(0.23)	0.10	(0.31)	—	(0.01)	(0.32)	8.45	1.22	458,641	1.73	1.73	3.89	46
I	8.69	0.41	(0.23)	0.18	(0.49)	—	(0.02)	(0.51)	8.36	2.29	1,316,224	0.71	0.71	4.90	46
R3	8.70	0.37	(0.23)	0.14	(0.41)	—	(0.01)	(0.42)	8.42	1.72	6,708	1.33	1.25	4.35	46
R4	8.67	0.39	(0.22)	0.17	(0.46)	—	(0.02)	(0.48)	8.36	2.04	2,807	1.05	1.00	4.66	46
R5	8.68	0.41	(0.23)	0.18	(0.49)	—	(0.02)	(0.51)	8.35	2.18	1,193	0.77	0.77	4.84	46
Y	8.67	0.42	(0.24)	0.18	(0.50)	—	(0.02)	(0.52)	8.33	2.25	63,586	0.71	0.71	4.93	46
F	8.70	0.41	(0.22)	0.19	(0.51)	—	(0.02)	(0.53)	8.36	2.32	398,085	0.64	0.64	4.83	46
The Hartford Floating Rate High Income Fund
For the Year Ended October 31, 2023
A	$8.67	$0.71	$0.14	$0.85	$(0.68)	$—	$—	$(0.68)	$8.84	10.09%	$63,858	1.16%	1.05%	7.96%	58%
C	8.75	0.64	0.15	0.79	(0.62)	—	—	(0.62)	8.92	9.25	10,406	1.90	1.80	7.21	58
I	8.60	0.72	0.15	0.87	(0.70)	—	—	(0.70)	8.77	10.42	165,095	0.89	0.80	8.19	58
R3	8.69	0.68	0.15	0.83	(0.66)	—	—	(0.66)	8.86	9.75	15	1.51	1.35	7.65	58
R4	8.65	0.70	0.15	0.85	(0.68)	—	—	(0.68)	8.82	10.21	330	1.19	1.05	7.95	58
R5	8.60	0.73	0.14	0.87	(0.71)	—	—	(0.71)	8.76	10.41	9,687	0.90	0.75	8.26	58
Y	8.61	0.73	0.14	0.87	(0.71)	—	—	(0.71)	8.77	10.33	23,395	0.90	0.78	8.26	58
F	8.62	0.73	0.14	0.87	(0.71)	—	—	(0.71)	8.78	10.41	19,611	0.80	0.75	8.24	58
For the Year Ended October 31, 2022
A	$9.68	$0.38	$(1.01)	$(0.63)	$(0.38)	$—	$—	$(0.38)	$8.67	(6.66)%	$78,595	1.14%	1.05%	4.16%	70%
C	9.76	0.31	(1.01)	(0.70)	(0.31)	—	—	(0.31)	8.75	(7.31)	16,791	1.88	1.80	3.30	70
I	9.63	0.40	(1.01)	(0.61)	(0.42)	—	—	(0.42)	8.60	(6.48)	238,607	0.86	0.80	4.37	70
R3	9.69	0.32	(0.97)	(0.65)	(0.35)	—	—	(0.35)	8.69	(6.86)	22	1.49	1.35	3.45	70
R4	9.66	0.39	(1.03)	(0.64)	(0.37)	—	—	(0.37)	8.65	(6.69)	404	1.19	1.05	4.18	70
R5	9.63	0.41	(1.01)	(0.60)	(0.43)	—	—	(0.43)	8.60	(6.40)	11,344	0.88	0.75	4.42	70
Y	9.63	0.40	(1.00)	(0.60)	(0.42)	—	—	(0.42)	8.61	(6.34)	13,648	0.88	0.78	4.36	70
F	9.64	0.42	(1.01)	(0.59)	(0.43)	—	—	(0.43)	8.62	(6.28)	35,346	0.77	0.75	4.55	70
For the Year Ended October 31, 2021
A	$9.23	$0.35	$0.40	$0.75	$(0.30)	$—	$—	$(0.30)	$9.68	8.23%	$81,907	1.15%	1.05%	3.67%	132%
C	9.31	0.29	0.39	0.68	(0.23)	—	—	(0.23)	9.76	7.38	25,357	1.88	1.80	2.95	132
I	9.18	0.38	0.40	0.78	(0.33)	—	—	(0.33)	9.63	8.52	276,041	0.86	0.80	3.92	132
R3	9.25	0.33	0.38	0.71	(0.27)	—	—	(0.27)	9.69	7.77	160	1.49	1.35	3.37	132
R4	9.21	0.35	0.40	0.75	(0.30)	—	—	(0.30)	9.66	8.24	399	1.20	1.05	3.68	132
R5	9.18	0.38	0.40	0.78	(0.33)	—	—	(0.33)	9.63	8.58	12,801	0.88	0.75	3.97	132
Y	9.19	0.38	0.39	0.77	(0.33)	—	—	(0.33)	9.63	8.43	13,206	0.89	0.78	3.92	132
F	9.20	0.38	0.39	0.77	(0.33)	—	—	(0.33)	9.64	8.45	28,494	0.78	0.75	3.94	132
For the Year Ended October 31, 2020
A	$9.64	$0.37	$(0.42)	$(0.05)	$(0.36)	$—	$—	$(0.36)	$9.23	(0.46)%	$64,414	1.15%	1.05%	3.95%	120%
C	9.72	0.30	(0.42)	(0.12)	(0.29)	—	—	(0.29)	9.31	(1.17)	38,246	1.89	1.80	3.21	120
I	9.62	0.39	(0.45)	(0.06)	(0.38)	—	—	(0.38)	9.18	(0.54)	194,107	0.87	0.80	4.18	120
R3	9.66	0.34	(0.42)	(0.08)	(0.33)	—	—	(0.33)	9.25	(0.75)	128	1.50	1.35	3.68	120
R4	9.61	0.36	(0.40)	(0.04)	(0.36)	—	—	(0.36)	9.21	(0.36)	347	1.20	1.05	3.93	120
R5	9.58	0.39	(0.41)	(0.02)	(0.38)	—	—	(0.38)	9.18	(0.08)	10,605	0.90	0.75	4.23	120
Y	9.59	0.40	(0.42)	(0.02)	(0.38)	—	—	(0.38)	9.19	(0.10)	7,422	0.89	0.78	4.25	120
F	9.61	0.40	(0.42)	(0.02)	(0.39)	—	—	(0.39)	9.20	(0.17)	13,874	0.79	0.75	4.28	120

Financial Highlights
	— Selected Per-Share Data(1) —									— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Returns of Capital	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)(4)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)(4)	Ratio of Net Investment Income (Loss) to Average Net Assets(4)	Portfolio Turnover
The Hartford Floating Rate High Income Fund – (continued)
For the Year Ended October 31, 2019
A	$10.01	$0.46	$(0.24)	$0.22	$(0.57)	$—	$(0.02)	$(0.59)	$9.64	2.34%	$87,122	1.14%	1.05%	4.71%	78%
C	10.01	0.39	(0.24)	0.15	(0.42)	—	(0.02)	(0.44)	9.72	1.60	56,859	1.88	1.80	3.97	78
I	10.02	0.48	(0.24)	0.24	(0.61)	—	(0.03)	(0.64)	9.62	2.63	220,436	0.87	0.80	4.97	78
R3	10.00	0.43	(0.23)	0.20	(0.52)	—	(0.02)	(0.54)	9.66	2.13	227	1.50	1.35	4.41	78
R4	9.99	0.46	(0.24)	0.22	(0.58)	—	(0.02)	(0.60)	9.61	2.33	346	1.20	1.05	4.76	78
R5	9.98	0.49	(0.24)	0.25	(0.62)	—	(0.03)	(0.65)	9.58	2.72	11,015	0.88	0.75	5.01	78
Y	9.99	0.48	(0.23)	0.25	(0.62)	—	(0.03)	(0.65)	9.59	2.71	14,773	0.86	0.77	4.98	78
F	10.01	0.49	(0.24)	0.25	(0.62)	—	(0.03)	(0.65)	9.61	2.73	21,903	0.78	0.75	5.04	78
The Hartford High Yield Fund
For the Year Ended October 31, 2023
A	$6.46	$0.36	$0.01	$0.37	$(0.35)	$—	$—	$(0.35)	$6.48	5.80%	$228,338	1.01%	0.95%	5.35%	26%
C	6.44	0.30	0.03	0.33	(0.30)	—	—	(0.30)	6.47	5.12	10,587	1.73	1.73	4.57	26
I	6.46	0.37	0.02	0.39	(0.39)	—	—	(0.39)	6.46	6.00	29,119	0.70	0.69	5.63	26
R3	6.46	0.33	0.03	0.36	(0.33)	—	—	(0.33)	6.49	5.59	1,489	1.31	1.27	5.03	26
R4	6.47	0.35	0.03	0.38	(0.35)	—	—	(0.35)	6.50	5.94	875	1.01	0.97	5.33	26
R5	6.43	0.37	0.02	0.39	(0.39)	—	—	(0.39)	6.43	6.09	624	0.71	0.67	5.63	26
R6	6.37	0.38	0.01	0.39	(0.40)	—	—	(0.40)	6.36	6.18	46	0.59	0.55	5.81	26
Y	6.38	0.37	0.02	0.39	(0.39)	—	—	(0.39)	6.38	6.14	2,975	0.65	0.65	5.66	26
F	6.44	0.38	0.02	0.40	(0.41)	—	—	(0.41)	6.43	6.19	107,597	0.59	0.55	5.75	26
For the Year Ended October 31, 2022
A	$7.62	$0.29	$(1.16)	$(0.87)	$(0.29)	$—	$—	$(0.29)	$6.46	(11.63)%	$235,340	1.00%	0.95%	4.12%	49%
C	7.60	0.23	(1.16)	(0.93)	(0.23)	—	—	(0.23)	6.44	(12.36)	11,623	1.73	1.73	3.31	49
I	7.63	0.30	(1.15)	(0.85)	(0.32)	—	—	(0.32)	6.46	(11.35)	17,300	0.71	0.69	4.25	49
R3	7.62	0.27	(1.16)	(0.89)	(0.27)	—	—	(0.27)	6.46	(11.91)	1,667	1.30	1.27	3.81	49
R4	7.63	0.29	(1.16)	(0.87)	(0.29)	—	—	(0.29)	6.47	(11.63)	865	1.00	0.97	4.10	49
R5	7.59	0.31	(1.15)	(0.84)	(0.32)	—	—	(0.32)	6.43	(11.30)	586	0.70	0.67	4.39	49
R6	7.54	0.31	(1.15)	(0.84)	(0.33)	—	—	(0.33)	6.37	(11.32)	9	0.59	0.55	4.55	49
Y	7.54	0.31	(1.15)	(0.84)	(0.32)	—	—	(0.32)	6.38	(11.39)	1,022	0.69	0.66	4.44	49
F	7.61	0.32	(1.15)	(0.83)	(0.34)	—	—	(0.34)	6.44	(11.19)	100,620	0.58	0.55	4.53	49
For the Year Ended October 31, 2021
A	$7.27	$0.29	$0.35	$0.64	$(0.29)	$—	$—	$(0.29)	$7.62	8.90%	$287,361	1.00%	0.95%	3.85%	38%
C	7.25	0.24	0.34	0.58	(0.23)	—	—	(0.23)	7.60	8.10	17,757	1.72	1.71	3.15	38
I	7.30	0.31	0.34	0.65	(0.32)	—	—	(0.32)	7.63	9.03	46,882	0.68	0.67	4.10	38
R3	7.28	0.27	0.34	0.61	(0.27)	—	—	(0.27)	7.62	8.42	1,996	1.29	1.26	3.55	38
R4	7.29	0.29	0.34	0.63	(0.29)	—	—	(0.29)	7.63	8.73	1,028	1.00	0.97	3.85	38
R5	7.26	0.32	0.33	0.65	(0.32)	—	—	(0.32)	7.59	9.07	737	0.70	0.67	4.14	38
R6(11)	7.57	0.21	(0.03)(12)	0.18	(0.21)	—	—	(0.21)	7.54	2.35 (6)	10	0.59 (7)	0.55 (7)	4.12 (7)	38
Y	7.20	0.31	0.34	0.65	(0.31)	—	—	(0.31)	7.54	9.12	972	0.69	0.66	4.15	38
F	7.28	0.32	0.35	0.67	(0.34)	—	—	(0.34)	7.61	9.26	110,704	0.58	0.55	4.23	38
For the Year Ended October 31, 2020
A	$7.36	$0.33	$(0.10)	$0.23	$(0.32)	$—	$—	$(0.32)	$7.27	3.31%	$239,310	1.15%	1.03%	4.54%	59%
C	7.33	0.27	(0.08)	0.19	(0.27)	—	—	(0.27)	7.25	2.68	26,125	1.86	1.78	3.81	59
I	7.38	0.35	(0.09)	0.26	(0.34)	—	—	(0.34)	7.30	3.74	20,666	0.82	0.77	4.80	59
R3	7.36	0.30	(0.08)	0.22	(0.30)	—	—	(0.30)	7.28	3.14	1,866	1.44	1.34	4.25	59
R4	7.37	0.33	(0.09)	0.24	(0.32)	—	—	(0.32)	7.29	3.45	997	1.14	1.04	4.54	59
R5	7.33	0.35	(0.07)	0.28	(0.35)	—	—	(0.35)	7.26	3.95	614	0.84	0.74	4.86	59
Y	7.30	0.35	(0.12)	0.23	(0.33)	—	—	(0.33)	7.20	3.35	849	0.83	0.77	4.84	59
F	7.37	0.35	(0.08)	0.27	(0.36)	—	—	(0.36)	7.28	3.78	71,863	0.72	0.67	4.90	59

Financial Highlights
	— Selected Per-Share Data(1) —									— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Returns of Capital	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)(4)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)(4)	Ratio of Net Investment Income (Loss) to Average Net Assets(4)	Portfolio Turnover
The Hartford High Yield Fund – (continued)
For the Year Ended October 31, 2019
A	$7.15	$0.36	$0.22	$0.58	$(0.37)	$—	$—	$(0.37)	$7.36	8.27%	$229,615	1.17%	1.05%	5.00%	36%
C	7.12	0.31	0.21	0.52	(0.31)	—	—	(0.31)	7.33	7.42	32,746	1.87	1.80	4.27	36
I	7.19	0.38	0.21	0.59	(0.40)	—	—	(0.40)	7.38	8.55	20,575	0.83	0.79	5.25	36
R3	7.14	0.34	0.22	0.56	(0.34)	—	—	(0.34)	7.36	8.03	1,501	1.46	1.35	4.72	36
R4	7.16	0.36	0.22	0.58	(0.37)	—	—	(0.37)	7.37	8.26	1,009	1.16	1.05	5.02	36
R5	7.15	0.38	0.21	0.59	(0.41)	—	—	(0.41)	7.33	8.50	793	0.85	0.75	5.29	36
Y	7.13	0.37	0.21	0.58	(0.41)	—	—	(0.41)	7.30	8.42	11,647	0.83	0.78	5.09	36
F	7.18	0.39	0.22	0.61	(0.42)	—	—	(0.42)	7.37	8.74	60,588	0.74	0.70	5.35	36
The Hartford Inflation Plus Fund
For the Year Ended October 31, 2023
A	$9.82	$0.33	$(0.27)	$0.06	$(0.31)	$—	$(0.05)	$(0.36)	$9.52	0.51%	$156,131	0.87%	0.84%	3.36%	35%(13)
C	9.45	0.24	(0.25)	(0.01)	(0.25)	—	(0.04)	(0.29)	9.15	(0.21)	10,783	1.59	1.59	2.56	35 (13)
I	10.04	0.35	(0.26)	0.09	(0.33)	—	(0.05)	(0.38)	9.75	0.83	33,203	0.59	0.59	3.48	35 (13)
R3	9.60	0.30	(0.26)	0.04	(0.29)	—	(0.04)	(0.33)	9.31	0.30	24,072	1.18	1.18	3.06	35 (13)
R4	9.83	0.33	(0.27)	0.06	(0.30)	—	(0.05)	(0.35)	9.54	0.56	3,259	0.89	0.89	3.37	35 (13)
R5	10.00	0.38	(0.29)	0.09	(0.33)	—	(0.05)	(0.38)	9.71	0.84	2,186	0.59	0.59	3.79	35 (13)
Y	10.06	0.37	(0.28)	0.09	(0.33)	—	(0.05)	(0.38)	9.77	0.85	18,539	0.58	0.58	3.67	35 (13)
F	10.04	0.38	(0.28)	0.10	(0.34)	—	(0.05)	(0.39)	9.75	0.95	120,216	0.47	0.47	3.74	35 (13)
For the Year Ended October 31, 2022
A	$11.63	$0.61	$(1.61)	$(1.00)	$(0.78)	$—	$(0.03)	$(0.81)	$9.82	(9.07)%	$200,112	0.85%	0.84%	5.62%	57%(13)
C	11.23	0.50	(1.55)	(1.05)	(0.71)	—	(0.02)	(0.73)	9.45	(9.79)	19,439	1.58	1.58	4.84	57 (13)
I	11.88	0.65	(1.65)	(1.00)	(0.81)	—	(0.03)	(0.84)	10.04	(8.88)	64,202	0.57	0.57	5.97	57 (13)
R3	11.40	0.55	(1.58)	(1.03)	(0.75)	—	(0.02)	(0.77)	9.60	(9.46)	28,014	1.17	1.17	5.24	57 (13)
R4	11.65	0.59	(1.61)	(1.02)	(0.77)	—	(0.03)	(0.80)	9.83	(9.16)	3,886	0.87	0.87	5.50	57 (13)
R5	11.83	0.65	(1.64)	(0.99)	(0.81)	—	(0.03)	(0.84)	10.00	(8.83)	1,995	0.57	0.57	6.00	57 (13)
Y	11.90	0.68	(1.68)	(1.00)	(0.81)	—	(0.03)	(0.84)	10.06	(8.87)	19,978	0.56	0.56	6.09	57 (13)
F	11.88	0.66	(1.65)	(0.99)	(0.82)	—	(0.03)	(0.85)	10.04	(8.77)	154,988	0.45	0.45	6.02	57 (13)
For the Year Ended October 31, 2021
A	$11.11	$0.36	$0.40	$0.76	$(0.24)	$—	$—	$(0.24)	$11.63	6.88%	$232,828	0.85%	0.85%	3.18%	73%(13)
C	10.70	0.26	0.39	0.65	(0.12)	—	—	(0.12)	11.23	6.14	23,382	1.58	1.58	2.41	73 (13)
I	11.35	0.40	0.40	0.80	(0.27)	—	—	(0.27)	11.88	7.15	57,343	0.55	0.55	3.42	73 (13)
R3	10.89	0.31	0.39	0.70	(0.19)	—	—	(0.19)	11.40	6.52	32,804	1.17	1.17	2.75	73 (13)
R4	11.12	0.32	0.43	0.75	(0.22)	—	—	(0.22)	11.65	6.84	4,336	0.87	0.87	2.85	73 (13)
R5	11.30	0.40	0.40	0.80	(0.27)	—	—	(0.27)	11.83	7.18	1,818	0.57	0.57	3.49	73 (13)
Y	11.37	0.40	0.40	0.80	(0.27)	—	—	(0.27)	11.90	7.13	34,156	0.56	0.56	3.44	73 (13)
F	11.34	0.39	0.43	0.82	(0.28)	—	—	(0.28)	11.88	7.36	182,069	0.45	0.45	3.40	73 (13)
For the Year Ended October 31, 2020
A	$10.54	$0.13	$0.62	$0.75	$(0.18)	$—	$—	$(0.18)	$11.11	7.23%	$200,745	0.92%	0.85%	1.17%	78%(13)
C	10.11	0.03	0.62	0.65	(0.06)	—	—	(0.06)	10.70	6.45	20,713	1.65	1.59	0.29	78 (13)
I	10.75	0.16	0.65	0.81	(0.21)	—	—	(0.21)	11.35	7.64	54,119	0.60	0.57	1.49	78 (13)
R3	10.33	0.08	0.62	0.70	(0.14)	—	—	(0.14)	10.89	6.89	35,410	1.21	1.18	0.81	78 (13)
R4	10.54	0.11	0.64	0.75	(0.17)	—	—	(0.17)	11.12	7.24	5,663	0.92	0.89	1.07	78 (13)
R5	10.71	0.17	0.63	0.80	(0.21)	—	—	(0.21)	11.30	7.56	1,650	0.61	0.58	1.57	78 (13)
Y	10.77	0.15	0.66	0.81	(0.21)	—	—	(0.21)	11.37	7.64	30,813	0.60	0.57	1.38	78 (13)
F	10.75	0.16	0.64	0.80	(0.21)	—	—	(0.21)	11.34	7.61	174,665	0.49	0.49	1.49	78 (13)
For the Year Ended October 31, 2019
A	$10.34	$0.18	$0.40	$0.58	$(0.38)	$—	$—	$(0.38)	$10.54	5.81%	$185,301	0.99%	0.85%	1.71%	77%
C	9.88	0.09	0.39	0.48	(0.25)	—	—	(0.25)	10.11	5.00	34,060	1.70	1.60	0.87	77
I	10.53	0.21	0.41	0.62	(0.40)	—	—	(0.40)	10.75	6.17	52,182	0.66	0.60	1.98	77
R3	10.13	0.14	0.40	0.54	(0.34)	—	—	(0.34)	10.33	5.50	40,395	1.28	1.20	1.36	77
R4	10.33	0.18	0.40	0.58	(0.37)	—	—	(0.37)	10.54	5.79	7,831	0.98	0.90	1.72	77
R5	10.50	0.20	0.41	0.61	(0.40)	—	—	(0.40)	10.71	6.18	1,975	0.68	0.60	1.88	77
Y	10.56	0.21	0.41	0.62	(0.41)	—	—	(0.41)	10.77	6.11	24,678	0.65	0.58	1.97	77
F	10.53	0.22	0.41	0.63	(0.41)	—	—	(0.41)	10.75	6.22	157,921	0.56	0.55	2.05	77

Financial Highlights
	— Selected Per-Share Data(1) —									— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Returns of Capital	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)(4)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)(4)	Ratio of Net Investment Income (Loss) to Average Net Assets(4)	Portfolio Turnover
The Hartford Municipal Opportunities Fund
For the Year Ended October 31, 2023
A	$7.80	$0.22	$0.02	$0.24	$(0.22)	$—	$—	$(0.22)	$7.82	3.00%	$367,824	0.66%	0.66%	2.70%	26%
C	7.80	0.16	0.03	0.19	(0.16)	—	—	(0.16)	7.83	2.35	22,291	1.43	1.43	1.93	26
I	7.80	0.24	0.02	0.26	(0.24)	—	—	(0.24)	7.82	3.23	962,921	0.45	0.45	2.92	26
Y	7.79	0.24	0.03	0.27	(0.24)	—	—	(0.24)	7.82	3.36	12,734	0.44	0.44	2.92	26
F	7.79	0.25	0.01	0.26	(0.24)	—	—	(0.24)	7.81	3.33	298,919	0.35	0.35	3.02	26
For the Year Ended October 31, 2022
A	$9.04	$0.15	$(1.23)	$(1.08)	$(0.16)	$—	$—	$(0.16)	$7.80	(12.10)%	$364,444	0.66%	0.66%	1.81%	46%
C	9.05	0.09	(1.25)	(1.16)	(0.09)	—	—	(0.09)	7.80	(12.87)	30,481	1.43	1.43	1.04	46
I	9.05	0.17	(1.25)	(1.08)	(0.17)	—	—	(0.17)	7.80	(12.01)	912,459	0.44	0.44	2.04	46
Y	9.04	0.17	(1.25)	(1.08)	(0.17)	—	—	(0.17)	7.79	(12.02)	11,758	0.44	0.44	2.04	46
F	9.03	0.18	(1.24)	(1.06)	(0.18)	—	—	(0.18)	7.79	(11.84)	288,489	0.35	0.35	2.14	46
For the Year Ended October 31, 2021
A	$8.93	$0.15	$0.11	$0.26	$(0.15)	$—	$—	$(0.15)	$9.04	2.94%	$486,106	0.66%	0.66%	1.67%	8%
C	8.94	0.08	0.11	0.19	(0.08)	—	—	(0.08)	9.05	2.16	48,740	1.42	1.42	0.92	8
I	8.94	0.17	0.11	0.28	(0.17)	—	—	(0.17)	9.05	3.19	902,081	0.42	0.42	1.91	8
Y	8.93	0.17	0.11	0.28	(0.17)	—	—	(0.17)	9.04	3.17	15,319	0.44	0.44	1.90	8
F	8.92	0.18	0.11	0.29	(0.18)	—	—	(0.18)	9.03	3.26	332,185	0.35	0.35	1.98	8
For the Year Ended October 31, 2020
A	$8.88	$0.18	$0.05	$0.23	$(0.18)	$—	$—	$(0.18)	$8.93	2.63%	$437,341	0.68%	0.68%	2.03%	26%
C	8.89	0.11	0.05	0.16	(0.11)	—	—	(0.11)	8.94	1.86	59,074	1.43	1.43	1.28	26
I	8.88	0.20	0.06	0.26	(0.20)	—	—	(0.20)	8.94	2.99	724,260	0.44	0.44	2.26	26
Y	8.88	0.20	0.05	0.25	(0.20)	—	—	(0.20)	8.93	2.86	15,559	0.45	0.45	2.25	26
F	8.87	0.21	0.05	0.26	(0.21)	—	—	(0.21)	8.92	2.95	231,121	0.37	0.37	2.32	26
For the Year Ended October 31, 2019
A	$8.37	$0.22	$0.51	$0.73	$(0.22)	$—	$—	$(0.22)	$8.88	8.79%	$394,518	0.69%	0.69%	2.49%	15%
C	8.37	0.15	0.52	0.67	(0.15)	—	—	(0.15)	8.89	8.08	66,792	1.44	1.44	1.75	15
I	8.38	0.24	0.52	0.76	(0.26)	—	—	(0.26)	8.88	9.15	516,299	0.44	0.44	2.72	15
Y	8.38	0.24	0.52	0.76	(0.26)	—	—	(0.26)	8.88	9.17	14,391	0.45	0.45	2.74	15
F	8.38	0.24	0.51	0.75	(0.26)	—	—	(0.26)	8.87	9.15	98,172	0.37	0.37	2.76	15
Hartford Municipal Short Duration Fund
For the Year Ended October 31, 2023
A	$9.52	$0.16	$0.06	$0.22	$(0.15)	$—	$—	$(0.15)	$9.59	2.29%	$27,991	0.91%	0.69%	1.67%	24%
C	9.51	0.09	0.06	0.15	(0.07)	—	—	(0.07)	9.59	1.52	473	1.76	1.44	0.92	24
I	9.50	0.18	0.06	0.24	(0.19)	—	—	(0.19)	9.55	2.56	4,736	0.72	0.46	1.90	24
F	9.51	0.19	0.06	0.25	(0.21)	—	—	(0.21)	9.55	2.59	7,351	0.62	0.39	1.97	24
For the Year Ended October 31, 2022
A	$10.19	$0.10	$(0.68)	$(0.58)	$(0.09)	$—	$—	$(0.09)	$9.52	(5.73)%	$31,751	0.89%	0.69%	0.97%	29%
C	10.18	0.02	(0.67)	(0.65)	(0.02)	—	—	(0.02)	9.51	(6.44)	957	1.72	1.44	0.18	29
I	10.17	0.11	(0.67)	(0.56)	(0.11)	—	—	(0.11)	9.50	(5.51)	6,757	0.72	0.46	1.11	29
F	10.18	0.13	(0.68)	(0.55)	(0.12)	—	—	(0.12)	9.51	(5.43)	9,306	0.60	0.39	1.30	29
For the Year Ended October 31, 2021
A	$10.16	$0.12	$0.03	$0.15	$(0.12)	$(0.00)(14)	$—	$(0.12)	$10.19	1.52%	$21,655	1.04%	0.69%	1.18%	16%
C	10.16	0.05	0.02	0.07	(0.05)	(0.00)(14)	—	(0.05)	10.18	0.66	1,390	1.85	1.44	0.44	16
I	10.15	0.14	0.03	0.17	(0.15)	(0.00)(14)	—	(0.15)	10.17	1.65	8,253	0.83	0.46	1.38	16
F	10.16	0.15	0.02	0.17	(0.15)	(0.00)(14)	—	(0.15)	10.18	1.72	5,047	0.74	0.39	1.44	16
For the Year Ended October 31, 2020
A	$10.16	$0.16	$0.03	$0.19	$(0.16)	$(0.03)	$—	$(0.19)	$10.16	1.88%	$18,359	1.10%	0.69%	1.62%	26%
C	10.15	0.09	0.04	0.13	(0.09)	(0.03)	—	(0.12)	10.16	1.23	1,483	1.94	1.44	0.87	26
I	10.15	0.18	0.04	0.22	(0.19)	(0.03)	—	(0.22)	10.15	2.12	3,879	0.88	0.46	1.83	26
F	10.16	0.19	0.03	0.22	(0.19)	(0.03)	—	(0.22)	10.16	2.19	2,164	0.80	0.39	1.91	26

Financial Highlights
	— Selected Per-Share Data(1) —									— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Returns of Capital	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)(4)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)(4)	Ratio of Net Investment Income (Loss) to Average Net Assets(4)	Portfolio Turnover
Hartford Municipal Short Duration Fund – (continued)
For the Year Ended October 31, 2019
A	$9.88	$0.18	$0.28	$0.46	$(0.18)	$—	$—	$(0.18)	$10.16	4.66%	$16,141	1.09%	0.66%	1.77%	73%
C	9.87	0.17	0.27	0.44	(0.16)	—	—	(0.16)	10.15	4.54	1,362	1.82	0.76	1.66	73
I	9.88	0.20	0.28	0.48	(0.21)	—	—	(0.21)	10.15	4.92	2,212	0.80	0.41	2.01	73
F	9.88	0.20	0.28	0.48	(0.20)	—	—	(0.20)	10.16	4.94	1,700	0.79	0.39	2.03	73
The Hartford Short Duration Fund
For the Year Ended October 31, 2023
A	$9.15	$0.30	$0.17	$0.47	$(0.30)	$—	$—	$(0.30)	$9.32	5.16%	$802,471	0.80%	0.79%	3.20%	27%
C	9.15	0.23	0.17	0.40	(0.23)	—	—	(0.23)	9.32	4.39	31,300	1.53	1.53	2.42	27
I	9.11	0.32	0.17	0.49	(0.33)	—	—	(0.33)	9.27	5.44	369,268	0.49	0.49	3.49	27
R3	9.14	0.28	0.17	0.45	(0.28)	—	—	(0.28)	9.31	4.98	1,391	1.15	0.96	3.05	27
R4	9.14	0.30	0.16	0.46	(0.30)	—	—	(0.30)	9.30	5.10	5,133	0.73	0.73	3.25	27
R5	9.10	0.32	0.17	0.49	(0.32)	—	—	(0.32)	9.27	5.48	2,061	0.55	0.55	3.44	27
R6	9.06	0.33	0.16	0.49	(0.34)	—	—	(0.34)	9.21	5.49	2,137	0.43	0.43	3.57	27
Y	9.09	0.31	0.18	0.49	(0.33)	—	—	(0.33)	9.25	5.39	3,118	0.53	0.53	3.37	27
F	9.09	0.33	0.17	0.50	(0.34)	—	—	(0.34)	9.25	5.61	547,372	0.43	0.43	3.55	27
For the Year Ended October 31, 2022
A	$10.00	$0.17	$(0.85)	$(0.68)	$(0.17)	$—	$—	$(0.17)	$9.15	(6.87)%	$835,605	0.79%	0.78%	1.74%	22%(15)
C	10.00	0.09	(0.84)	(0.75)	(0.10)	—	—	(0.10)	9.15	(7.56)	51,779	1.52	1.52	0.99	22 (15)
I	9.97	0.19	(0.84)	(0.65)	(0.21)	—	—	(0.21)	9.11	(6.61)	386,417	0.49	0.49	1.98	22 (15)
R3	9.98	0.15	(0.84)	(0.69)	(0.15)	—	—	(0.15)	9.14	(6.94)	1,102	1.14	0.95	1.60	22 (15)
R4	9.98	0.18	(0.85)	(0.67)	(0.17)	—	—	(0.17)	9.14	(6.73)	4,986	0.72	0.72	1.83	22 (15)
R5	9.95	0.19	(0.84)	(0.65)	(0.20)	—	—	(0.20)	9.10	(6.64)	1,976	0.54	0.54	2.03	22 (15)
R6	9.91	0.20	(0.83)	(0.63)	(0.22)	—	—	(0.22)	9.06	(6.44)	1,899	0.43	0.43	2.10	22 (15)
Y	9.94	0.19	(0.84)	(0.65)	(0.20)	—	—	(0.20)	9.09	(6.61)	7,595	0.53	0.53	1.99	22 (15)
F	9.95	0.20	(0.84)	(0.64)	(0.22)	—	—	(0.22)	9.09	(6.51)	602,435	0.42	0.42	2.14	22 (15)
For the Year Ended October 31, 2021
A	$10.00	$0.15	$0.01 (12)	$0.16	$(0.16)	$—	$—	$(0.16)	$10.00	1.55%	$923,939	0.79%	0.78%	1.54%	35%(15)
C	10.00	0.08	(0.00)(9)	0.08	(0.08)	—	—	(0.08)	10.00	0.81	69,234	1.52	1.52	0.81	35 (15)
I	9.98	0.18	0.01 (12)	0.19	(0.20)	—	—	(0.20)	9.97	1.88	716,236	0.49	0.49	1.81	35 (15)
R3	9.98	0.13	(0.00)(9)	0.13	(0.13)	—	—	(0.13)	9.98	1.33	1,593	1.14	1.00	1.34	35 (15)
R4	9.99	0.16	(0.01)	0.15	(0.16)	—	—	(0.16)	9.98	1.51	4,412	0.72	0.72	1.60	35 (15)
R5	9.96	0.18	(0.00)(9)	0.18	(0.19)	—	—	(0.19)	9.95	1.77	1,546	0.54	0.54	1.78	35 (15)
R6	9.93	0.18	0.01 (12)	0.19	(0.21)	—	—	(0.21)	9.91	1.90	2,020	0.43	0.43	1.84	35 (15)
Y	9.94	0.18	0.01 (12)	0.19	(0.19)	—	—	(0.19)	9.94	1.87	8,927	0.52	0.52	1.78	35 (15)
F	9.98	0.19	(0.01)	0.18	(0.21)	—	—	(0.21)	9.95	1.81	430,676	0.42	0.42	1.87	35 (15)
For the Year Ended October 31, 2020
A	$9.92	$0.22	$0.08	$0.30	$(0.22)	$—	$—	$(0.22)	$10.00	3.07%	$847,571	0.84%	0.80%	2.21%	38%(15)
C	9.92	0.15	0.08	0.23	(0.15)	—	—	(0.15)	10.00	2.31	90,816	1.55	1.55	1.49	38 (15)
I	9.92	0.25	0.07	0.32	(0.26)	—	—	(0.26)	9.98	3.27	452,754	0.53	0.53	2.50	38 (15)
R3	9.90	0.19	0.07	0.26	(0.18)	—	—	(0.18)	9.98	2.71	2,376	1.15	1.15	1.88	38 (15)
R4	9.91	0.23	0.08	0.31	(0.23)	—	—	(0.23)	9.99	3.15	4,777	0.78	0.78	2.29	38 (15)
R5	9.89	0.24	0.08	0.32	(0.25)	—	—	(0.25)	9.96	3.31	2,140	0.56	0.56	2.45	38 (15)
R6	9.87	0.25	0.08	0.33	(0.27)	—	—	(0.27)	9.93	3.40	13	0.45	0.45	2.57	38 (15)
Y	9.87	0.25	0.07	0.32	(0.25)	—	—	(0.25)	9.94	3.33	6,999	0.55	0.55	2.53	38 (15)
F	9.91	0.25	0.09	0.34	(0.27)	—	—	(0.27)	9.98	3.52	255,190	0.44	0.44	2.58	38 (15)

Financial Highlights
	— Selected Per-Share Data(1) —									— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Returns of Capital	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)(4)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)(4)	Ratio of Net Investment Income (Loss) to Average Net Assets(4)	Portfolio Turnover
The Hartford Short Duration Fund – (continued)
For the Year Ended October 31, 2019
A	$9.70	$0.26	$0.22	$0.48	$(0.26)	$—	$—	$(0.26)	$9.92	5.05%	$653,304	0.84%	0.81%	2.67%	30%
C	9.69	0.19	0.23	0.42	(0.19)	—	—	(0.19)	9.92	4.34	80,498	1.55	1.55	1.93	30
I	9.71	0.29	0.24	0.53	(0.32)	—	—	(0.32)	9.92	5.52	404,974	0.52	0.52	2.95	30
R3	9.67	0.23	0.23	0.46	(0.23)	—	—	(0.23)	9.90	4.78	1,676	1.16	1.15	2.31	30
R4	9.68	0.26	0.23	0.49	(0.26)	—	—	(0.26)	9.91	5.16	7,764	0.74	0.74	2.66	30
R5	9.69	0.29	0.22	0.51	(0.31)	—	—	(0.31)	9.89	5.37	1,412	0.56	0.55	2.93	30
R6(16)	9.70	0.20	0.17	0.37	(0.20)	—	—	(0.20)	9.87	3.85	11	0.45	0.45	2.99	30
Y	9.67	0.29	0.23	0.52	(0.32)	—	—	(0.32)	9.87	5.43	11,831	0.52	0.52	2.97	30
F	9.72	0.30	0.22	0.52	(0.33)	—	—	(0.33)	9.91	5.44	228,084	0.44	0.44	3.03	30
The Hartford Strategic Income Fund
For the Year Ended October 31, 2023
A	$7.18	$0.42	$0.01	$0.43	$(0.40)	$—	$—	$(0.40)	$7.21	5.95%	$252,701	0.92%	0.92%	5.59%	75%(17)
C	7.25	0.37	0.01	0.38	(0.34)	—	—	(0.34)	7.29	5.17	52,262	1.64	1.64	4.87	75 (17)
I	7.20	0.44	0.02	0.46	(0.43)	—	—	(0.43)	7.23	6.28	1,127,770	0.64	0.64	5.88	75 (17)
R3	7.16	0.39	0.02	0.41	(0.37)	—	—	(0.37)	7.20	5.70	3,148	1.26	1.26	5.25	75 (17)
R4	7.17	0.42	0.02	0.44	(0.40)	—	—	(0.40)	7.21	6.05	6,001	0.96	0.96	5.53	75 (17)
R5	7.16	0.44	0.03	0.47	(0.43)	—	—	(0.43)	7.20	6.44	31,478	0.64	0.64	5.88	75 (17)
R6	7.16	0.45	0.02	0.47	(0.43)	—	—	(0.43)	7.20	6.41	260,481	0.55	0.55	5.97	75 (17)
Y	7.15	0.44	0.02	0.46	(0.43)	—	—	(0.43)	7.18	6.32	74,004	0.64	0.64	5.87	75 (17)
F	7.19	0.45	0.02	0.47	(0.44)	—	—	(0.44)	7.22	6.39	213,374	0.55	0.55	5.97	75 (17)
For the Year Ended October 31, 2022
A	$9.17	$0.31	$(1.88)	$(1.57)	$(0.31)	$(0.10)	$(0.01)	$(0.42)	$7.18	(17.56)%	$261,960	0.92%	0.92%	3.73%	61%(17)
C	9.25	0.26	(1.91)	(1.65)	(0.24)	(0.10)	(0.01)	(0.35)	7.25	(18.19)	55,622	1.64	1.64	2.99	61 (17)
I	9.20	0.33	(1.88)	(1.55)	(0.34)	(0.10)	(0.01)	(0.45)	7.20	(17.37)	1,094,403	0.64	0.64	3.94	61 (17)
R3	9.15	0.28	(1.88)	(1.60)	(0.28)	(0.10)	(0.01)	(0.39)	7.16	(17.90)	3,269	1.26	1.26	3.47	61 (17)
R4	9.16	0.30	(1.87)	(1.57)	(0.31)	(0.10)	(0.01)	(0.42)	7.17	(17.62)	8,826	0.96	0.96	3.69	61 (17)
R5	9.16	0.33	(1.88)	(1.55)	(0.34)	(0.10)	(0.01)	(0.45)	7.16	(17.45)	29,835	0.65	0.65	4.03	61 (17)
R6	9.16	0.35	(1.90)	(1.55)	(0.34)	(0.10)	(0.01)	(0.45)	7.16	(17.35)	227,845	0.54	0.54	4.26	61 (17)
Y	9.14	0.32	(1.86)	(1.54)	(0.34)	(0.10)	(0.01)	(0.45)	7.15	(17.38)	76,171	0.64	0.64	3.88	61 (17)
F	9.19	0.34	(1.88)	(1.54)	(0.35)	(0.10)	(0.01)	(0.46)	7.19	(17.29)	221,783	0.54	0.54	4.09	61 (17)
For the Year Ended October 31, 2021
A	$9.02	$0.27	$0.23	$0.50	$(0.25)	$(0.10)	$—	$(0.35)	$9.17	5.54%	$410,004	0.91%	0.91%	2.87%	52%(17)
C	9.08	0.20	0.24	0.44	(0.17)	(0.10)	—	(0.27)	9.25	4.89	92,929	1.63	1.63	2.14	52 (17)
I	9.04	0.29	0.25	0.54	(0.28)	(0.10)	—	(0.38)	9.20	5.94	2,044,204	0.64	0.64	3.16	52 (17)
R3	9.00	0.23	0.24	0.47	(0.22)	(0.10)	—	(0.32)	9.15	5.18	3,195	1.26	1.26	2.53	52 (17)
R4	9.01	0.27	0.23	0.50	(0.25)	(0.10)	—	(0.35)	9.16	5.55	13,610	0.91	0.91	2.90	52 (17)
R5	9.00	0.29	0.25	0.54	(0.28)	(0.10)	—	(0.38)	9.16	5.98	46,840	0.64	0.64	3.15	52 (17)
R6	9.01	0.30	0.23	0.53	(0.28)	(0.10)	—	(0.38)	9.16	5.96	161,021	0.54	0.54	3.28	52 (17)
Y	8.99	0.29	0.23	0.52	(0.27)	(0.10)	—	(0.37)	9.14	5.86	202,890	0.64	0.64	3.14	52 (17)
F	9.04	0.30	0.23	0.53	(0.28)	(0.10)	—	(0.38)	9.19	5.94	365,653	0.54	0.54	3.23	52 (17)
For the Year Ended October 31, 2020
A	$8.64	$0.28	$0.41	$0.69	$(0.31)	$—	$—	$(0.31)	$9.02	8.21%	$279,447	0.97%	0.95%	3.21%	69%(17)
C	8.69	0.22	0.41	0.63	(0.24)	—	—	(0.24)	9.08	7.40	72,030	1.69	1.69	2.47	69 (17)
I	8.67	0.30	0.41	0.71	(0.34)	—	—	(0.34)	9.04	8.41	930,484	0.67	0.67	3.44	69 (17)
R3	8.63	0.25	0.40	0.65	(0.28)	—	—	(0.28)	9.00	7.77	1,502	1.29	1.25	2.87	69 (17)
R4	8.64	0.27	0.41	0.68	(0.31)	—	—	(0.31)	9.01	8.12	4,348	1.00	0.95	2.96	69 (17)
R5	8.63	0.30	0.41	0.71	(0.34)	—	—	(0.34)	9.00	8.46	15,336	0.69	0.65	3.48	69 (17)
R6	8.63	0.30	0.43	0.73	(0.35)	—	—	(0.35)	9.01	8.65	10,360	0.59	0.59	3.45	69 (17)
Y	8.63	0.30	0.40	0.70	(0.34)	—	—	(0.34)	8.99	8.36	95,044	0.64	0.64	3.40	69 (17)
F	8.67	0.32	0.40	0.72	(0.35)	—	—	(0.35)	9.04	8.49	274,532	0.59	0.59	3.58	69 (17)

Financial Highlights
	— Selected Per-Share Data(1) —									— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Returns of Capital	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)(4)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)(4)	Ratio of Net Investment Income (Loss) to Average Net Assets(4)	Portfolio Turnover
The Hartford Strategic Income Fund – (continued)
For the Year Ended October 31, 2019
A	$8.41	$0.32	$0.44	$0.76	$(0.53)	$—	$—	$(0.53)	$8.64	9.42%	$193,608	1.03%	0.95%	3.80%	74%
C	8.45	0.26	0.44	0.70	(0.46)	—	—	(0.46)	8.69	8.59	50,793	1.75	1.70	3.05	74
I	8.43	0.34	0.45	0.79	(0.55)	—	—	(0.55)	8.67	9.82	264,537	0.73	0.70	4.04	74
R3	8.39	0.30	0.44	0.74	(0.50)	—	—	(0.50)	8.63	9.22	634	1.34	1.25	3.50	74
R4	8.40	0.32	0.45	0.77	(0.53)	—	—	(0.53)	8.64	9.54	209	1.05	0.95	3.80	74
R5	8.40	0.35	0.43	0.78	(0.55)	—	—	(0.55)	8.63	9.78	8,280	0.74	0.65	4.09	74
R6	8.40	0.35	0.44	0.79	(0.56)	—	—	(0.56)	8.63	9.84	1,673	0.63	0.60	4.12	74
Y	8.39	0.35	0.44	0.79	(0.55)	—	—	(0.55)	8.63	9.91	4,824	0.71	0.66	4.09	74
F	8.43	0.35	0.45	0.80	(0.56)	—	—	(0.56)	8.67	9.93	168,465	0.63	0.60	4.15	74
Hartford Sustainable Municipal Bond Fund
For the Year Ended October 31, 2023
A	$9.29	$0.24	$(0.01)	$0.23	$(0.24)	$—	$—	$(0.24)	$9.28	2.38%	$24,050	0.81%	0.69%	2.44%	31%
C	9.28	0.16	0.01	0.17	(0.17)	—	—	(0.17)	9.28	1.73	2,168	1.63	1.44	1.69	31
I	9.26	0.26	—	0.26	(0.26)	—	—	(0.26)	9.26	2.73	42,800	0.63	0.46	2.68	31
F	9.26	0.27	—	0.27	(0.27)	—	—	(0.27)	9.26	2.80	14,364	0.50	0.39	2.74	31
For the Year Ended October 31, 2022
A	$11.02	$0.17	$(1.68)	$(1.51)	$(0.17)	$(0.05)	$—	$(0.22)	$9.29	(13.86)%	$29,700	0.78%	0.69%	1.64%	37%
C	11.02	0.09	(1.69)	(1.60)	(0.09)	(0.05)	—	(0.14)	9.28	(14.59)	2,779	1.59	1.44	0.87	37
I	10.99	0.20	(1.69)	(1.49)	(0.19)	(0.05)	—	(0.24)	9.26	(13.70)	44,106	0.60	0.46	1.94	37
F	10.99	0.20	(1.68)	(1.48)	(0.20)	(0.05)	—	(0.25)	9.26	(13.64)	19,805	0.47	0.39	1.94	37
For the Year Ended October 31, 2021
A	$10.83	$0.15	$0.19	$0.34	$(0.15)	$—	$—	$(0.15)	$11.02	3.15%	$43,870	0.79%	0.69%	1.36%	19%
C	10.82	0.07	0.20	0.27	(0.07)	—	—	(0.07)	11.02	2.48	4,819	1.60	1.44	0.61	19
I	10.79	0.17	0.21	0.38	(0.18)	—	—	(0.18)	10.99	3.49	51,423	0.61	0.46	1.57	19
F	10.80	0.18	0.19	0.37	(0.18)	—	—	(0.18)	10.99	3.47	28,393	0.49	0.39	1.64	19
For the Year Ended October 31, 2020
A	$10.78	$0.20	$0.12	$0.32	$(0.20)	$(0.07)	$—	$(0.27)	$10.83	3.00%	$37,551	0.88%	0.69%	1.84%	16%
C	10.79	0.12	0.10	0.22	(0.12)	(0.07)	—	(0.19)	10.82	2.05	4,642	1.69	1.44	1.09	16
I	10.75	0.21	0.12	0.33	(0.22)	(0.07)	—	(0.29)	10.79	3.14	26,866	0.68	0.46	2.00	16
F	10.75	0.22	0.13	0.35	(0.23)	(0.07)	—	(0.30)	10.80	3.30	14,292	0.57	0.39	2.04	16
For the Year Ended October 31, 2019
A	$10.04	$0.26	$0.74	$1.00	$(0.26)	$—	$—	$(0.26)	$10.78	10.05%	$22,713	0.99%	0.67%	2.45%	47%
C	10.04	0.24	0.74	0.98	(0.23)	—	—	(0.23)	10.79	9.85	2,714	1.74	0.88	2.27	47
I	10.04	0.28	0.74	1.02	(0.31)	—	—	(0.31)	10.75	10.30	7,227	0.74	0.44	2.69	47
F	10.03	0.29	0.74	1.03	(0.31)	—	—	(0.31)	10.75	10.38	3,584	0.69	0.39	2.71	47
The Hartford Total Return Bond Fund
For the Year Ended October 31, 2023
A	$8.65	$0.32	$(0.18)	$0.14	$(0.31)	$—	$—	$(0.31)	$8.48	1.51%	$958,940	0.69%	0.69%	3.53%	59%(18)
C	8.76	0.24	(0.18)	0.06	(0.24)	—	—	(0.24)	8.58	0.57	5,063	1.53	1.53	2.65	59 (18)
I	8.61	0.35	(0.19)	0.16	(0.34)	—	—	(0.34)	8.43	1.69	545,553	0.38	0.38	3.89	59 (18)
R3	8.90	0.29	(0.18)	0.11	(0.29)	—	—	(0.29)	8.72	1.09	3,565	1.04	1.04	3.18	59 (18)
R4	8.82	0.32	(0.18)	0.14	(0.32)	—	—	(0.32)	8.64	1.43	10,164	0.74	0.69	3.51	59 (18)
R5	8.75	0.34	(0.18)	0.16	(0.34)	—	—	(0.34)	8.57	1.66	1,430	0.44	0.44	3.77	59 (18)
R6	8.67	0.35	(0.18)	0.17	(0.35)	—	—	(0.35)	8.49	1.76	241,236	0.32	0.32	3.90	59 (18)
Y	8.69	0.34	(0.17)	0.17	(0.34)	—	—	(0.34)	8.52	1.85	95,263	0.38	0.38	3.71	59 (18)
F	8.54	0.34	(0.17)	0.17	(0.34)	—	—	(0.34)	8.37	1.85	1,090,681	0.32	0.32	3.90	59 (18)

Financial Highlights
	— Selected Per-Share Data(1) —									— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Returns of Capital	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)(4)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)(4)	Ratio of Net Investment Income (Loss) to Average Net Assets(4)	Portfolio Turnover
The Hartford Total Return Bond Fund – (continued)
For the Year Ended October 31, 2022
A	$10.92	$0.23	$(2.08)	$(1.85)	$(0.24)	$(0.18)	$—	$(0.42)	$8.65	(17.46)%	$956,670	0.68%	0.68%	2.34%	61%(18)
C	11.05	0.15	(2.10)	(1.95)	(0.16)	(0.18)	—	(0.34)	8.76	(18.08)	7,959	1.50	1.50	1.47	61 (18)
I	10.88	0.26	(2.06)	(1.80)	(0.29)	(0.18)	—	(0.47)	8.61	(17.12)	294,843	0.37	0.37	2.71	61 (18)
R3	11.22	0.20	(2.13)	(1.93)	(0.21)	(0.18)	—	(0.39)	8.90	(17.67)	3,326	1.04	1.03	1.99	61 (18)
R4	11.12	0.23	(2.11)	(1.88)	(0.24)	(0.18)	—	(0.42)	8.82	(17.39)	11,415	0.74	0.69	2.35	61 (18)
R5	11.06	0.25	(2.10)	(1.85)	(0.28)	(0.18)	—	(0.46)	8.75	(17.24)	1,584	0.44	0.44	2.55	61 (18)
R6	10.97	0.27	(2.09)	(1.82)	(0.30)	(0.18)	—	(0.48)	8.67	(17.11)	184,350	0.32	0.32	2.72	61 (18)
Y	10.99	0.26	(2.09)	(1.83)	(0.29)	(0.18)	—	(0.47)	8.69	(17.18)	391,116	0.38	0.38	2.68	61 (18)
F	10.81	0.26	(2.05)	(1.79)	(0.30)	(0.18)	—	(0.48)	8.54	(17.12)	986,268	0.32	0.32	2.71	61 (18)
For the Year Ended October 31, 2021
A	$11.13	$0.18	$(0.10)	$0.08	$(0.21)	$(0.08)	$—	$(0.29)	$10.92	0.68%	$1,268,773	0.68%	0.68%	1.65%	51%(18)
C	11.26	0.09	(0.10)	(0.01)	(0.12)	(0.08)	—	(0.20)	11.05	(0.11)	15,130	1.48	1.48	0.83	51 (18)
I	11.10	0.21	(0.11)	0.10	(0.24)	(0.08)	—	(0.32)	10.88	0.86	297,839	0.40	0.40	1.93	51 (18)
R3	11.44	0.15	(0.12)	0.03	(0.17)	(0.08)	—	(0.25)	11.22	0.27	4,566	1.04	1.03	1.30	51 (18)
R4	11.34	0.18	(0.11)	0.07	(0.21)	(0.08)	—	(0.29)	11.12	0.59	14,580	0.74	0.70	1.63	51 (18)
R5	11.27	0.21	(0.10)	0.11	(0.24)	(0.08)	—	(0.32)	11.06	0.93	2,362	0.44	0.44	1.89	51 (18)
R6	11.19	0.22	(0.11)	0.11	(0.25)	(0.08)	—	(0.33)	10.97	0.98	203,982	0.32	0.32	2.03	51 (18)
Y	11.21	0.22	(0.12)	0.10	(0.24)	(0.08)	—	(0.32)	10.99	0.89	415,024	0.39	0.39	1.94	51 (18)
F	11.03	0.22	(0.11)	0.11	(0.25)	(0.08)	—	(0.33)	10.81	0.97	1,222,336	0.32	0.32	2.01	51 (18)
For the Year Ended October 31, 2020
A	$10.66	$0.24	$0.49	$0.73	$(0.26)	$—	$—	$(0.26)	$11.13	6.88%	$1,202,398	0.71%	0.71%	2.17%	50%(18)
C	10.77	0.15	0.51	0.66	(0.17)	—	—	(0.17)	11.26	6.13	32,105	1.51	1.51	1.37	50 (18)
I	10.65	0.26	0.51	0.77	(0.32)	—	—	(0.32)	11.10	7.35	299,511	0.41	0.41	2.43	50 (18)
R3	10.95	0.21	0.50	0.71	(0.22)	—	—	(0.22)	11.44	6.55	5,075	1.06	1.04	1.84	50 (18)
R4	10.85	0.24	0.50	0.74	(0.25)	—	—	(0.25)	11.34	6.90	13,365	0.76	0.76	2.12	50 (18)
R5	10.81	0.27	0.50	0.77	(0.31)	—	—	(0.31)	11.27	7.20	2,651	0.46	0.46	2.40	50 (18)
R6	10.74	0.28	0.50	0.78	(0.33)	—	—	(0.33)	11.19	7.41	63,656	0.34	0.34	2.53	50 (18)
Y	10.76	0.27	0.50	0.77	(0.32)	—	—	(0.32)	11.21	7.27	410,349	0.40	0.40	2.49	50 (18)
F	10.59	0.27	0.50	0.77	(0.33)	—	—	(0.33)	11.03	7.38	962,471	0.34	0.34	2.53	50 (18)
For the Year Ended October 31, 2019
A	$9.92	$0.30	$0.79	$1.09	$(0.35)	$—	$—	$(0.35)	$10.66	11.24%	$940,594	0.74%	0.74%	2.90%	71%
C	9.97	0.22	0.80	1.02	(0.22)	—	—	(0.22)	10.77	10.37	27,334	1.54	1.54	2.12	71
I	9.95	0.33	0.79	1.12	(0.42)	—	—	(0.42)	10.65	11.49	108,633	0.42	0.42	3.19	71
R3	10.14	0.27	0.82	1.09	(0.28)	—	—	(0.28)	10.95	10.93	4,769	1.08	1.07	2.58	71
R4	10.09	0.30	0.81	1.11	(0.35)	—	—	(0.35)	10.85	11.20	11,476	0.77	0.76	2.89	71
R5	10.06	0.33	0.83	1.16	(0.41)	—	—	(0.41)	10.81	11.80	1,049	0.48	0.48	3.22	71
R6	10.03	0.32	0.82	1.14	(0.43)	—	—	(0.43)	10.74	11.67	40,368	0.35	0.34	3.04	71
Y	10.04	0.34	0.81	1.15	(0.43)	—	—	(0.43)	10.76	11.68	488,228	0.41	0.40	3.25	71
F	9.90	0.34	0.78	1.12	(0.43)	—	—	(0.43)	10.59	11.58	562,418	0.36	0.36	3.29	71
The Hartford World Bond Fund
For the Year Ended October 31, 2023
A	$9.65	$0.27	$(0.19)	$0.08	$(0.19)	$—	$—	$(0.19)	$9.54	0.84%	$249,735	1.01%	1.00%	2.72%	82%(19)
C	9.38	0.19	(0.19)	—	(0.14)	—	—	(0.14)	9.24	(0.04)	15,313	1.75	1.75	1.95	82 (19)
I	9.75	0.30	(0.19)	0.11	(0.22)	—	—	(0.22)	9.64	1.06	1,157,084	0.71	0.71	3.02	82 (19)
R3	9.56	0.23	(0.19)	0.04	(0.17)	—	—	(0.17)	9.43	0.39	1,080	1.34	1.34	2.39	82 (19)
R4	9.67	0.26	(0.18)	0.08	(0.19)	—	—	(0.19)	9.56	0.75	1,300	1.04	1.04	2.66	82 (19)
R5	9.75	0.30	(0.19)	0.11	(0.22)	—	—	(0.22)	9.64	1.04	8,001	0.73	0.73	3.01	82 (19)
R6	9.79	0.31	(0.19)	0.12	(0.22)	—	—	(0.22)	9.69	1.22	136,155	0.63	0.63	3.14	82 (19)
Y	9.78	0.29	(0.18)	0.11	(0.22)	—	—	(0.22)	9.67	1.05	97,274	0.72	0.72	2.91	82 (19)
F	9.77	0.31	(0.20)	0.11	(0.22)	—	—	(0.22)	9.66	1.12	1,725,066	0.62	0.62	3.12	82 (19)

Financial Highlights
	— Selected Per-Share Data(1) —									— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Returns of Capital	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)(4)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)(4)	Ratio of Net Investment Income (Loss) to Average Net Assets(4)	Portfolio Turnover
The Hartford World Bond Fund – (continued)
For the Year Ended October 31, 2022
A	$10.45	$0.08	$(0.76)	$(0.68)	$(0.07)	$(0.03)	$(0.02)	$(0.12)	$9.65	(6.58)%	$284,248	1.00%	0.99%	0.81%	85%(19)
C	10.19	0.00 (9)	(0.73)	(0.73)	(0.04)	(0.03)	(0.01)	(0.08)	9.38	(7.17)	21,024	1.73	1.73	0.04	85 (19)
I	10.53	0.11	(0.76)	(0.65)	(0.08)	(0.03)	(0.02)	(0.13)	9.75	(6.21)	1,213,188	0.71	0.71	1.09	85 (19)
R3	10.37	0.05	(0.76)	(0.71)	(0.06)	(0.03)	(0.01)	(0.10)	9.56	(6.86)	1,043	1.33	1.33	0.52	85 (19)
R4	10.45	0.07	(0.75)	(0.68)	(0.06)	(0.03)	(0.01)	(0.10)	9.67	(6.57)	1,511	1.02	1.02	0.73	85 (19)
R5	10.54	0.11	(0.77)	(0.66)	(0.08)	(0.03)	(0.02)	(0.13)	9.75	(6.30)	7,541	0.73	0.73	1.09	85 (19)
R6	10.58	0.12	(0.77)	(0.65)	(0.09)	(0.03)	(0.02)	(0.14)	9.79	(6.22)	113,134	0.62	0.62	1.21	85 (19)
Y	10.57	0.11	(0.77)	(0.66)	(0.08)	(0.03)	(0.02)	(0.13)	9.78	(6.28)	201,728	0.72	0.72	1.08	85 (19)
F	10.55	0.12	(0.76)	(0.64)	(0.09)	(0.03)	(0.02)	(0.14)	9.77	(6.14)	1,208,804	0.62	0.62	1.19	85 (19)
For the Year Ended October 31, 2021
A	$10.59	$0.05	$(0.11)	$(0.06)	$(0.08)	$—	$—	$(0.08)	$10.45	(0.54)%	$354,409	1.01%	1.01%	0.44%	104%(19)
C	10.34	(0.03)	(0.10)	(0.13)	(0.02)	—	—	(0.02)	10.19	(1.25)	38,120	1.74	1.74	(0.29)	104 (19)
I	10.68	0.08	(0.12)	(0.04)	(0.11)	—	—	(0.11)	10.53	(0.34)	1,783,317	0.72	0.72	0.73	104 (19)
R3	10.51	0.01	(0.10)	(0.09)	(0.05)	—	—	(0.05)	10.37	(0.90)	987	1.35	1.35	0.10	104 (19)
R4	10.59	0.04	(0.10)	(0.06)	(0.08)	—	—	(0.08)	10.45	(0.59)	3,873	1.05	1.05	0.39	104 (19)
R5	10.68	0.08	(0.11)	(0.03)	(0.11)	—	—	(0.11)	10.54	(0.27)	8,625	0.75	0.75	0.70	104 (19)
R6	10.72	0.09	(0.11)	(0.02)	(0.12)	—	—	(0.12)	10.58	(0.16)	125,885	0.63	0.63	0.82	104 (19)
Y	10.71	0.08	(0.11)	(0.03)	(0.11)	—	—	(0.11)	10.57	(0.25)	292,319	0.74	0.73	0.72	104 (19)
F	10.70	0.09	(0.12)	(0.03)	(0.12)	—	—	(0.12)	10.55	(0.25)	1,516,359	0.63	0.63	0.82	104 (19)
For the Year Ended October 31, 2020
A	$10.75	$0.06	$0.02	$0.08	$(0.19)	$(0.05)	$—	$(0.24)	$10.59	0.80%	$414,356	1.02%	1.02%	0.59%	125%(19)
C	10.54	(0.01)	0.01	0.00 (9)	(0.15)	(0.05)	—	(0.20)	10.34	0.00 (10)	64,578	1.75	1.75	(0.14)	125 (19)
I	10.83	0.09	0.03	0.12	(0.22)	(0.05)	—	(0.27)	10.68	1.10	2,008,606	0.73	0.73	0.88	125 (19)
R3	10.68	0.03	0.02	0.05	(0.17)	(0.05)	—	(0.22)	10.51	0.44	1,400	1.36	1.36	0.25	125 (19)
R4	10.76	0.06	0.02	0.08	(0.20)	(0.05)	—	(0.25)	10.59	0.74	18,666	1.05	1.05	0.54	125 (19)
R5	10.84	0.09	0.01	0.10	(0.21)	(0.05)	—	(0.26)	10.68	0.99	8,229	0.75	0.75	0.85	125 (19)
R6	10.88	0.10	0.01	0.11	(0.22)	(0.05)	—	(0.27)	10.72	1.08	113,838	0.65	0.65	0.93	125 (19)
Y	10.87	0.09	0.02	0.11	(0.22)	(0.05)	—	(0.27)	10.71	1.02	366,177	0.75	0.72	0.89	125 (19)
F	10.85	0.10	0.01	0.12	(0.22)	(0.05)	—	(0.27)	10.70	1.17	1,477,042	0.64	0.64	0.97	125 (19)
For the Year Ended October 31, 2019
A	$10.65	$0.10	$0.49	$0.59	$(0.48)	$(0.01)	$—	$(0.49)	$10.75	5.68%	$419,891	1.02%	1.02%	0.98%	93%
C	10.45	0.03	0.47	0.50	(0.40)	(0.01)	—	(0.41)	10.54	4.92	81,694	1.75	1.75	0.26	93
I	10.72	0.14	0.48	0.62	(0.50)	(0.01)	—	(0.51)	10.83	6.02	2,223,706	0.74	0.74	1.26	93
R3	10.58	0.07	0.48	0.55	(0.44)	(0.01)	—	(0.45)	10.68	5.39	1,946	1.36	1.35	0.63	93
R4	10.65	0.09	0.51	0.60	(0.48)	(0.01)	—	(0.49)	10.76	5.71	10,651	0.96	0.96	0.84	93
R5	10.72	0.13	0.50	0.63	(0.50)	(0.01)	—	(0.51)	10.84	6.00	6,404	0.76	0.76	1.23	93
R6	10.76	0.14	0.50	0.64	(0.51)	(0.01)	—	(0.52)	10.88	6.09	17,230	0.64	0.64	1.34	93
Y	10.75	0.14	0.50	0.64	(0.51)	(0.01)	—	(0.52)	10.87	6.04	522,050	0.73	0.70	1.31	93
F	10.74	0.15	0.48	0.63	(0.51)	(0.01)	—	(0.52)	10.85	6.11	2,027,555	0.64	0.64	1.35	93

FINANCIAL HIGHLIGHTS FOOTNOTES
(1)
Information presented relates to a share outstanding throughout the indicated period. Net investment income (loss) per share amounts are calculated based on average shares outstand-
ing unless otherwise noted.

(2)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(3)	Adjustments include waivers and reimbursements, if applicable. Ratios do not include fees paid indirectly.
(4)	Ratios do not include expenses of other investment companies, if applicable.
(5)	Commenced operations on June 7, 2022.
(6)	Not annualized.
(7)	Annualized.
(8)	Reflects the Fund’s portfolio turnover for the period June 7, 2022 through October 31, 2022.
(9)	Per share amount is less than $0.005.
(10)	Amount is less than 0.01%.
(11)	Commenced operations on March 1, 2021.
(12)
Per share amount was not in accord with the net realized and unrealized gain (loss) for the period because of the timing of transactions in shares of the Fund and the amount and tim-
ing of per-share net realized and unrealized gain (loss) on such shares.

Financial Highlights
(13)
Portfolio turnover excludes TBA roll transactions. Had TBA roll transactions been included, the portfolio turnover rate would have been 93%, 70%, 84% and 211% for the fiscal years ended October 31, 2023, October 31, 2022, October 31, 2021 and October 31, 2020, respectively.

(14)	Amount is less than $0.01 per share.
(15)
Portfolio turnover excludes TBA roll transactions. Had TBA roll transactions been included, the portfolio turnover rate would have been 23%, 38% and 43% for the fiscal years ended
October 31, 2022, October 31, 2021 and October 31, 2020, respectively.

(16)	Commenced operations on February 28, 2019.
(17)
Portfolio turnover excludes TBA roll transactions. Had TBA roll transactions been included, the portfolio turnover rate would have been 208%, 202%, 141% and 180% for the fiscal years ended October 31, 2023, October 31, 2022, October 31, 2021 and October 31, 2020, respectively.

(18)
Portfolio turnover excludes TBA roll transactions. Had TBA roll transactions been included, the portfolio turnover rate would have been 428%, 446%, 473% and 545% for the fiscal years ended October 31, 2023, October 31, 2022, October 31, 2021 and October 31, 2020, respectively.

(19)
Portfolio turnover excludes TBA roll transactions. Had TBA roll transactions been included, the portfolio turnover rate would have been 100%, 94%, 132% and 168% for the fiscal years ended October 31, 2023, October 31, 2022, October 31, 2021 and October 31, 2020, respectively.

For More Information
Two documents are available that offer further information on the Funds:
Annual/Semi-Annual Report To Shareholders
Additional information about each Fund’s investments is available in the annual and semi-annual reports and in Form N-CSR. In each Fund’s annual report you will also find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year (or the period as the case may be), as well as the independent registered public accounting firm’s report. The SEC adopted rule and form amendments that will change the format and content of each Fund’s annual and semi-annual reports. Certain information, including the financial statements, will not appear in each Fund’s new tailored shareholder reports but will be available online, delivered free of charge upon request, and filed with the SEC on a semi-annual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024.
Statement of Additional Information (SAI)
The SAI contains more detailed information on the Funds. A current SAI and annual report have been filed with the SEC and the SAI is incorporated by reference into (which means it is legally a part of) this prospectus.
The Funds make available this prospectus, the SAI and annual/semi-annual reports free of charge, on the Funds’ website at hartfordfunds.com.
To request a free copy of the current annual/semi-annual report for the Funds and/or the SAI or for shareholder inquiries or other information about the Funds, please contact the Funds at:
By Mail:
Hartford Funds	(For overnight mail)
P.O. Box 219060	Hartford Funds
Kansas City, MO 64121-9060	430 W 7th Street, Suite 219060
Kansas City, MO 64105-1407
By Phone:
1-888-843-7824
On The Internet:
hartfordfunds.com
Or you may view or obtain these documents from the SEC on the Internet or by E-Mail:
Internet: (on the EDGAR Database on the SEC’s internet website) www.sec.gov
E-Mail: publicinfo@sec.gov
Requests which are made by e-mail require the payment of a duplicating fee to the SEC in order to obtain a document.
Investment Company Act SEC File Number
The Hartford Mutual Funds, Inc. 811-07589
MFPRO-FI24
March 1, 2024

Appendix A
Intermediary-Specific Sales Charge Waivers and Discounts
The availability of certain initial and contingent deferred sales charge waivers and discounts may depend on the particular financial intermediary or type of account through which you purchase or hold Fund shares. Financial intermediaries may have different policies and procedures regarding the availability of these waivers and discounts. For waivers or discounts not available through a particular intermediary, investors will have to purchase shares directly from the Funds or through another intermediary to receive such waivers or discounts to the extent such a waiver or discount is available. These waivers or discounts, which may vary from those disclosed elsewhere in the statutory prospectus or SAI, are subject to change and this Appendix will be updated based on information provided by the financial intermediaries. Neither the Funds, Hartford Funds Management Company, LLC, nor Hartford Funds Distributors, LLC supervises the implementation of these waivers or discounts or verifies the intermediaries’ administration of these waivers or discounts. In all instances, it is the purchaser’s responsibility to notify the financial intermediary at the time of purchase of any facts that may qualify the purchaser for sales charge waivers or discounts. Please contact your financial intermediary for more information.

Ameriprise Financial
Class A Shares Front-End Sales Charge Waivers Available at Ameriprise Financial:
The following information applies to Class A shares purchases if you have an account with or otherwise purchase Fund shares through Ameriprise Financial:
Shareholders purchasing fund shares through an Ameriprise Financial account are eligible for the following front-end sales charge waivers, which may differ from those disclosed elsewhere in this fund’s prospectus or SAI:
•
Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.
•
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same Fund (but not any other fund within the same fund family).
•
Shares exchanged from Class C shares of the same fund in the month of or following the 7-year anniversary of the purchase date. To the extent that this prospectus elsewhere provides for a waiver with respect to exchanges of Class C shares or conversion of Class C shares following a shorter holding period, that waiver will apply.
•
Employees and registered representatives of Ameriprise Financial or its affiliates and their immediate family members.
•
Shares purchased by or through qualified accounts (including IRAs, Coverdell Education Savings Accounts, 401(k)s, 403(b) TSCAs subject to ERISA and defined benefit plans) that are held by a covered family member, defined as an Ameriprise financial advisor and/or the advisor’s spouse, advisor’s lineal ascendant (mother, father, grandmother, grandfather, great grandmother, great grandfather), advisor’s lineal descendant (son, step-son, daughter, step-daughter, grandson, granddaughter, great grandson, great granddaughter) or any spouse of a covered family member who is a lineal descendant.
•
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e. Rights of Reinstatement).

D.A. Davidson & Co. (“D.A. Davidson”)
Effective March 30, 2022, shareholders purchasing Fund shares including existing Fund shareholders through a D.A. Davidson platform or account, or through an introducing broker-dealer or independent registered investment advisor for which D.A. Davidson provides trade execution, clearance, and/or custody services, will be eligible for the following sales charge waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Prospectus or the Funds’ SAI. Shareholders should contact D.A. Davidson to determine their eligibility for these waivers and discounts.
Front-End Sales Charge Waivers on Class A Shares available at D.A. Davidson
•
Shares purchased within the same fund family through a systematic reinvestment of capital gains and dividend distributions.
•
Employees and registered representatives of D.A. Davidson or its affiliates and their family members as designated by D.A. Davidson.
•
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales charge (known as Rights of Reinstatement).
•
A shareholder in the Fund’s Class C Shares will have their shares converted at net asset value to Class A Shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is consistent with D.A. Davidson’s policies and procedures.
CDSC Waivers on Class A and Class C Shares available at D.A. Davidson
•
Death or disability of the shareholder.
•
Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus.
•
Return of excess contributions from an IRA account.
•
Shares sold as part of a required minimum distribution for IRA or other qualifying retirement accounts pursuant to the Internal Revenue Code.
•
Shares acquired through a right of reinstatement.
Front-end sales charge discounts available at D.A. Davidson: breakpoints, rights of accumulation and/or letters of intent
•
Breakpoints as described in this prospectus.
•
Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at D.A. Davidson. Eligible fund family assets not held at D.A. Davidson may be included in the calculation of rights of accumulation only if the shareholder notifies his or her financial advisor about such assets.
•
Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at D.A. Davidson may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

Edward D. Jones & Co., L.P. (“Edward Jones”)
Policies Regarding Transactions Through Edward Jones
The following information has been provided by Edward Jones:
Effective on or after January 1, 2024, the following information supersedes prior information with respect to transactions and positions held in fund shares through an Edward Jones system. Clients of Edward Jones (also referred to as “shareholders”) purchasing fund shares on the Edward Jones commission and fee-based platforms are eligible only for the following sales charge discounts (also referred to as “breakpoints”) and waivers, which can differ from discounts and waivers described elsewhere in the mutual fund prospectus or statement of additional information (“SAI”) or through another broker-dealer. In all instances, it is the shareholder’s responsibility to inform Edward Jones at the time of purchase of any relationship, holdings of the Hartford mutual fund family and the Hartford SMART529 plan, or other facts qualifying the purchaser for discounts or waivers. Edward Jones can ask for documentation of such circumstance. Shareholders should contact Edward Jones if they have questions regarding their eligibility for these discounts and waivers.
Breakpoints
•
Breakpoint pricing, otherwise known as volume pricing, at dollar thresholds as described in the prospectus.
Rights of Accumulation (“ROA”)
•
The applicable sales charge on a purchase of Class A shares is determined by taking into account all share classes (except any assets held in group retirement plans) of the Hartford mutual fund family and the Hartford SMART529 plan held by the shareholder or in an account grouped by Edward Jones with other accounts for the purpose of providing certain pricing considerations (“pricing groups”). If grouping assets as a shareholder, this includes all share classes held on the Edward Jones platform and/or held on another platform. The inclusion of eligible fund family assets in the ROA calculation is dependent on the shareholder notifying Edward Jones of such assets at the time of calculation. Money market funds are included only if such shares were sold with a sales charge at the time of purchase or acquired in exchange for shares purchased with a sales charge.
•
The employer maintaining a SEP IRA plan and/or SIMPLE IRA plan may elect to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping as opposed to including all share classes at a shareholder or pricing group level.
•
ROA is determined by calculating the higher of cost minus redemptions or market value (current shares x NAV).
Letter of Intent (“LOI”)
•
Through a LOI, shareholders can receive the sales charge and breakpoint discounts for purchases shareholders intend to make over a 13-month period from the date Edward Jones receives the LOI. The LOI is determined by calculating the higher of cost or market value of qualifying holdings at LOI initiation in combination with the value that the shareholder intends to buy over a 13-month period to calculate the front-end sales charge and any breakpoint discounts. Each purchase the shareholder makes during that 13-month period will receive the sales charge and breakpoint discount that applies to the total amount. The inclusion of eligible fund family assets in the LOI calculation is dependent on the shareholder notifying Edward Jones of such assets at the time of calculation. Purchases made before the LOI is received by Edward Jones are not adjusted under the LOI and will not reduce the sales charge previously paid. Sales charges will be adjusted if the LOI is not met.
•
If the employer maintaining a SEP IRA plan and/or SIMPLE IRA plan has elected to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping, LOIs for such SEP IRA plan and/or SIMPLE IRA plan will also be at the plan-level and may only be established by the employer.
Sales Charge Waivers
Sales charges are waived for the following shareholders and in the following situations:
•
Associates of Edward Jones and its affiliates and other accounts in the same pricing group (as determined by Edward Jones under its policies and procedures) as the associate. This waiver will continue for the remainder of the associate’s life if the associate retires from Edward Jones in good-standing and remains in good standing pursuant to Edward Jones’ policies and procedures.
•
Shares purchased in an Edward Jones fee-based program.
•
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment.

•
Shares purchased from the proceeds of redeemed shares of the same fund family so long as the following conditions are met: the proceeds are from the sale of shares within 60 days of the purchase, the sale and purchase are made from a share class that charges a front load and one of the following:
•
The redemption and repurchase occur in the same account.
•
The redemption proceeds are used to process an: IRA contribution, excess contributions, conversion, recharacterizing of contributions, or distribution, and the repurchase is done in an account within the same Edward Jones grouping for ROA.
•
Shares exchanged into Class A shares from another share class eligible to be exchanged pursuant to the prospectus so long as the exchange is into the same fund and was initiated at the discretion of Edward Jones. Edward Jones is responsible for any remaining CDSC due to the fund company, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in the prospectus.
•
Exchanges from Class C shares to Class A shares of the same fund, generally, in the 84th month following the anniversary of the purchase date or earlier at the discretion of Edward Jones.
Contingent Deferred Sales Charge (“CDSC”) Waivers
If the shareholder purchases shares that are subject to a CDSC and those shares are redeemed before the CDSC is expired, the shareholder is responsible to pay the CDSC except in the following conditions:
•
The death or disability of the shareholder.
•
Systematic withdrawals with up to 10% per year of the account value.
•
Return of excess contributions from an Individual Retirement Account (IRA).
•
Shares redeemed as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulations.
•
Shares redeemed to pay Edward Jones fees or costs in such cases where the transaction is initiated by Edward Jones.
•
Shares exchanged in an Edward Jones fee-based program.
•
Shares acquired through NAV reinstatement.
•
Shares redeemed at the discretion of Edward Jones for Minimum Balances, as described below.
Other Important Information Regarding Transactions Through Edward Jones
Minimum Purchase Amounts
•
Initial purchase minimum: $250
•
Subsequent purchase minimum: none
Minimum Balances
Edward Jones has the right to redeem at its discretion fund holdings with a balance of $250 or less. The following are examples of accounts that are not included in this policy:
•
A fee-based account held on an Edward Jones platform
•
A 529 account held on an Edward Jones platform
•
An account with an active systematic investment plan or LOI
Exchanging Share Classes
•
At any time it deems necessary, Edward Jones has the authority to exchange at NAV a shareholder’s holdings in a class of a Fund eligible to be exchanged pursuant to the prospectus to Class A shares of the same Fund.

Janney Montgomery Scott LLC
Effective May 1, 2020, if you purchase Fund shares through a Janney Montgomery Scott LLC (“Janney”) brokerage account, you will be eligible for the following load waivers (front-end sales charge waivers and contingent deferred sales charge (“CDSC”), or back-end sales charge, waivers) and discounts, which may differ from those disclosed elsewhere in this Fund’s Prospectus or SAI. Shareholders should contact Janney to determine their eligibility for these waivers and discounts.
Front-end sales charge* waivers on Class A shares available at Janney
•
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).
•
Shares purchased by employees and registered representatives of Janney or its affiliates and their family members as designated by Janney.
•
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within ninety (90) days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e., right of reinstatement).
•
Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans.
•
Shares acquired through a right of reinstatement.
•
Class C shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Janney’s policies and procedures.
CDSC waivers on Class A and C shares available at Janney
•
Shares sold upon the death or disability of the shareholder.
•
Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus.
•
Shares purchased in connection with a return of excess contributions from an IRA account.
•
Shares sold as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulations.
•
Shares sold to pay Janney fees but only if the transaction is initiated by Janney.
•
Shares acquired through a right of reinstatement.
•
Shares exchanged into the same share class of a different fund in the same fund family.
Front-end sales charge* discounts available at Janney: breakpoints, rights of accumulation, and/or letters of intent
•
Breakpoints as described in the Fund’s prospectus.
•
Rights of accumulation (“ROA”), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Janney. Eligible fund family assets not held at Janney may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.
•
Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Janney may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.
*
Also referred to as an “initial sales charge.”

J.P. Morgan Securities LLC
Effective September 29, 2023, if you purchase or hold Fund shares through an applicable J.P. Morgan Securities LLC brokerage account, you will be eligible for the following sales charge waivers (front-end sales charge waivers and contingent deferred sales charge (“CDSC”), or back-end sales charge, waivers), share class conversion policy and discounts, which may differ from those disclosed elsewhere in this prospectus or the Statement of Additional Information. Shareholders should contact J.P. Morgan Securities LLC if they have questions regarding their eligibility for these discounts and waivers.
Front-end sales charge waivers on Class A shares available at J.P. Morgan Securities LLC
•
Shares exchanged from Class C (i.e. level-load) shares that are no longer subject to a CDSC and are exchanged into Class A shares of the same Fund pursuant to J.P. Morgan Securities LLC’s share class exchange policy.
•
Qualified employer-sponsored defined contribution and defined benefit retirement plans, nonqualified deferred compensation plans, other employee benefit plans and trusts used to fund those plans. For purposes of this provision, such plans do not include SEP IRAs, SIMPLE IRAs, SAR-SEPs or 501(c)(3) accounts.
•
Shares purchased through J.P. Morgan Securities LLC Self-Directed Investing accounts.
•
Shares purchased through rights of reinstatement.
•
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same Fund (but not any other fund within the fund family).
•
Shares purchased by employees and registered representatives of J.P. Morgan Securities LLC or its affiliates and their spouse or financial dependent as defined by J.P. Morgan Securities LLC.
Class C to Class A share conversion
•
A shareholder in a Fund’s Class C shares will have their shares converted by J.P. Morgan Securities LLC to Class A shares (or the appropriate share class) of the same Fund if the shares are no longer subject to a CDSC and the conversion is consistent with J.P. Morgan Securities LLC’s policies and procedures.
CDSC waivers on Class A and C shares available at J.P. Morgan Securities LLC
•
Shares sold upon the death or disability of the shareholder.
•
Shares sold as part of a systematic withdrawal plan as described in the Funds’ prospectus.
•
Shares purchased in connection with a return of excess contributions from an IRA account.
•
Shares sold as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code.
•
Shares acquired through a right of reinstatement.
Front-end load discounts available at J.P. Morgan Securities LLC: breakpoints, rights of accumulation & letters of intent
•
Breakpoints as described in the prospectus.
•
Rights of Accumulation (“ROA”) which entitle shareholders to breakpoint discounts as described in the prospectus will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at J.P. Morgan Securities LLC. Eligible fund family assets not held at J.P. Morgan Securities LLC (including 529 program holdings, where applicable) may be included in the ROA calculation only if the shareholder notifies their financial advisor about such assets.
•
Letters of Intent (“LOI”) which allow for breakpoint discounts based on anticipated purchases within a fund family, through J.P. Morgan Securities LLC, over a 13-month period of time (if applicable).

Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill”)
The following information has been provided by Merrill:
Purchases or sales of front-end (i.e. Class A) or level-load (i.e., Class C) mutual fund shares through a Merrill platform or account will be eligible only for the following sales load waivers (front-end, contingent deferred, or back-end waivers) and discounts, which may differ from those disclosed elsewhere in this Fund’s prospectus. Purchasers will have to buy mutual fund shares directly from the mutual fund company or through another intermediary to be eligible for waivers or discounts not listed below.
It is the investor’s responsibility to notify Merrill at the time of purchase or sale of any relationship or other facts that qualify the transaction for a waiver or discount. A Merrill representative may ask for reasonable documentation of such facts and Merrill may condition the granting of a waiver or discount on the timely receipt of such documentation.
Additional information on waivers and discounts is available in the Merrill Sales Load Waiver and Discounts Supplement (the “Merrill SLWD Supplement“) and in the Mutual Fund Investing at Merrill pamphlet at ml.com/funds. Investors are encouraged to review these documents and speak with their financial advisor to determine whether a transaction is eligible for a waiver or discount.
Front-end Load Waivers Available at Merrill
•
Shares of mutual funds available for purchase by employer-sponsored retirement, deferred compensation, and employee benefit plans (including health savings accounts) and trusts used to fund those plans provided the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans
•
Shares purchased through a Merrill investment advisory program
•
Brokerage class shares exchanged from advisory class shares due to the holdings moving from a Merrill investment advisory program to a Merrill brokerage account
•
Shares purchased through the Merrill Edge Self-Directed platform
•
Shares purchased through the systematic reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same mutual fund in the same account
•
Shares exchanged from level-load shares to front-end load shares of the same mutual fund in accordance with the description in the Merrill SLWD Supplement
•
Shares purchased by eligible employees of Merrill or its affiliates and their family members who purchase shares in accounts within the employee’s Merrill Household (as defined in the Merrill SLWD Supplement)
•
Shares purchased by eligible persons associated with the fund as defined in this prospectus (e.g. the fund’s officers or trustees)
•
Shares purchased from the proceeds of a mutual fund redemption in front-end load shares provided (1) the repurchase is in a mutual fund within the same fund family; (2) the repurchase occurs within 90 calendar days from the redemption trade date, and (3) the redemption and purchase occur in the same account (known as Rights of Reinstatement). Automated transactions (i.e. systematic purchases and withdrawals) and purchases made after shares are automatically sold to pay Merrill’s account maintenance fees are not eligible for Rights of Reinstatement
Contingent Deferred Sales Charge (“CDSC”) Waivers on Front-end, Back-end, and Level Load Shares Available at Merrill
•
Shares sold due to the shareholder’s death or disability (as defined by Internal Revenue Code Section 22e(3))
•
Shares sold pursuant to a systematic withdrawal program subject to Merrill’s maximum systematic withdrawal limits as described in the Merrill SLWD Supplement
•
Shares sold due to return of excess contributions from an IRA account
•
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the investor reaching the qualified age based on applicable IRS regulation
•
Front-end or level-load shares held in commission-based, non-taxable retirement brokerage accounts (e.g. traditional, Roth, rollover, SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans) that are transferred to fee-based accounts or platforms and exchanged for a lower cost share class of the same mutual fund

Front-end Load Discounts Available at Merrill: Breakpoints, Rights of Accumulation & Letters of Intent
•
Breakpoint discounts, as described in this prospectus, where the sales load is at or below the maximum sales load that Merrill permits to be assessed to a front-end load purchase, as described in the Merrill SLWD Supplement
•
Rights of Accumulation (ROA), as described in the Merrill SLWD Supplement, which entitle shareholders to breakpoint discounts based on the aggregated holdings of mutual fund family assets held in accounts in their Merrill Household
•
Letters of Intent (LOI), which allow for breakpoint discounts on eligible new purchases based on anticipated future eligible purchases within a fund family at Merrill, in accounts within your Merrill Household, as further described in the Merrill SLWD Supplement

Morgan Stanley Wealth Management
Effective July 1, 2018, shareholders purchasing Fund shares through a Morgan Stanley Wealth Management transactional brokerage account are eligible only for the following front-end sales charge waivers with respect to Class A shares, which may differ from and may be more limited than those disclosed elsewhere in the Funds’ Prospectus or SAI.
Front-end Sales Charge Waivers on Class A Shares available at Morgan Stanley Wealth Management
•
Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans
•
Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules
•
Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund
•
Shares purchased through a Morgan Stanley self-directed brokerage account
•
Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Morgan Stanley Wealth Management’s share class conversion program
•
Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge.
Shareholders should contact Morgan Stanley Wealth Management to determine their eligibility for these waivers.

Oppenheimer & Co. Inc.
Effective June 30, 2020, shareholders purchasing Fund shares through an Oppenheimer & Co. Inc. (“OPCO”) platform or account are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund’s prospectus or SAI. Shareholders should contact OPCO to determine their eligibility for these waivers and discounts.
Front-end Sales Load Waivers on Class A Shares available at OPCO
•
Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan
•
Shares purchased by or through a 529 Plan
•
Shares purchased through an OPCO affiliated investment advisory program
•
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)
•
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).
•
A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of OPCO
•
Employees and registered representatives of OPCO or its affiliates and their family members
•
Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in this prospectus
CDSC Waivers on A and C Shares available at OPCO
•
Death or disability of the shareholder
•
Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus
•
Return of excess contributions from an IRA Account
•
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulation
•
Shares sold to pay OPCO fees but only if the transaction is initiated by OPCO
•
Shares acquired through a right of reinstatement
Front-end load Discounts Available at OPCO: Breakpoints, Rights of Accumulation & Letters of Intent
•
Breakpoints as described in this prospectus
•
Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at OPCO. Eligible fund family assets not held at OPCO may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

Raymond James & Associates, Inc., Raymond James Financial Services, Inc. and each entity’s affiliates (“Raymond James”)
Effective March 1, 2019, shareholders purchasing fund shares through a Raymond James platform or account, or through an introducing broker-dealer or independent registered investment adviser for which Raymond James provides trade execution, clearance, and/or custody services, will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in the Fund’s prospectus or SAI.
Front-end sales load waivers on Class A shares available at Raymond James
•
Shares purchased in an investment advisory program.
•
Shares purchased within the same fund family through a systematic reinvestment of capital gains and dividend distributions.
•
Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James.
•
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).
•
A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Raymond James.
CDSC Waivers on Classes A and C shares available at Raymond James
•
Death or disability of the shareholder.
•
Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus.
•
Return of excess contributions from an IRA Account.
•
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations.
•
Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James.
•
Shares acquired through a right of reinstatement.
Front-end load discounts available at Raymond James: breakpoints, rights of accumulation, and/or letters of intent
•
Breakpoints as described in this prospectus.
•
Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the calculation of rights of accumulation only if the shareholder notifies his or her financial advisor about such assets.
•
Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Raymond James may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

Robert W. Baird & Co.
Effective June 15, 2020, shareholders purchasing Fund shares through a Robert W. Baird & Co. (“Baird”) platform or account will only be eligible for the following sales charge waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in this prospectus or the SAI. Shareholders should contact Baird to determine their eligibility for these waivers and discounts.
Front-End Sales Charge Waivers on Class A shares Available at Baird
•
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund
•
Shares purchased by employees and registered representatives of Baird or its affiliates and their family members as designated by Baird
•
Shares purchased from the proceeds of redemptions from another Hartford mutual fund, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales charge (known as rights of reinstatement)
•
A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares of the same Fund if the shares are no longer subject to CDSC and the conversion is in line with the policies and procedures of Baird
•
Employer-sponsored retirement plans or charitable accounts in a transactional brokerage account at Baird, including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs
CDSC Waivers on Class A and C shares Available at Baird
•
Shares sold due to death or disability of the shareholder
•
Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus
•
Shares bought due to return of excess contributions from an IRA Account
•
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on the applicable IRS regulation
•
Shares sold to pay Baird fees but only if the transaction is initiated by Baird
•
Shares acquired through a right of reinstatement
Front-End Sales Charge Discounts Available at Baird: Breakpoints and/or Rights of Accumulation
•
Breakpoints as described in this prospectus
•
Rights of accumulation, which entitles shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of Hartford mutual fund assets held by accounts within the purchaser’s household at Baird. Eligible Hartford mutual fund assets not held at Baird may be included in the rights of accumulation calculation only if the shareholder notifies his or her financial advisor about such assets
•
Letters of Intent (LOI) allow for breakpoint discounts based on anticipated purchases of Hartford mutual funds through Baird, over a 13-month period of time

Stifel, Nicolaus & Company, Incorporated and its broker dealer affiliates (“Stifel”)
The following information has been provided by Stifel:
Effective March 1, 2024, shareholders purchasing or holding fund shares, including existing fund shareholders, through a Stifel, Nicolaus & Company, Incorporated or affiliated platform that provides trade execution, clearance, and/or custody services, will be eligible for the following sales charge load waivers (including front-end sales charge waivers and contingent deferred, or back-end, (“CDSC”) sales charge waivers) and discounts, which may differ from those disclosed elsewhere in the Fund’s Prospectus or SAI.
CLASS A SHARES
As described elsewhere in this prospectus, Stifel may receive compensation out of the front-end sales charge if you purchase Class A shares through Stifel.
Rights of accumulation
•
Rights of accumulation (“ROA”) that entitle shareholders to breakpoint discounts on front-end sales charges will be calculated by Stifel based on the aggregated holding of all assets in all classes of shares of Hartford mutual funds held by accounts within the purchaser’s household at Stifel. Eligible fund family assets not held at Stifel may be included in the calculation of ROA only if the shareholder notifies his or her financial advisor about such assets.
•
The employer maintaining a SEP IRA plan and/or SIMPLE IRA plan may elect to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping as opposed to including all share classes at a shareholder or pricing group level.
Front-end sales charge waivers on Class A shares available at Stifel
Sales charges may be waived for the following shareholders and in the following situations:
•
Class C shares that have been held for more than seven (7) years may be converted to Class A shares of the same fund pursuant to Stifel’s policies and procedures. To the extent that this prospectus elsewhere provides for a waiver with respect to the exchange or conversion of such shares following a shorter holding period, those provisions shall continue to apply.
•
Shares purchased by employees and registered representatives of Stifel or its affiliates and their family members as designated by Stifel
•
Shares purchased in an Stifel fee-based advisory program, often referred to as a “wrap” program
•
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same or other fund within the fund family.
•
Shares purchased from the proceeds of redeemed shares of the same fund family so long as the proceeds are from the sale of shares from an account with the same owner/beneficiary within 90 days of the purchase. For the absence of doubt, shares redeemed through a Systematic Withdrawal Plan are not eligible for rights of reinstatement.
•
Shares from rollovers into Stifel from retirement plans to IRAs
•
Shares exchanged into Class A shares from another share class so long as the exchange is into the same fund and was initiated at the direction of Stifel. Stifel is responsible for any remaining CDSC due to the fund company, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in the prospectus.
•
Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.
•
All other sales charge waivers and reductions described elsewhere in the Fund’s prospectus or SAI still apply.

Contingent Deferred Sales Charges Waivers on Class A and C Shares
•
Death or disability of the shareholder or, in the case of 529 plans, the account beneficiary
•
Shares sold as part of a systematic withdrawal plan not to exceed 12% annually
•
Return of excess contributions from an IRA Account.
•
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations.
•
Shares acquired through a right of reinstatement.
•
Shares sold to pay Stifel fees or costs in such cases where the transaction is initiated by Stifel.
•
Shares exchanged or sold in a Stifel fee-based program
•
All other sales charge waivers and reductions described elsewhere in the fund’s prospectus or SAI still apply.
Share Class Conversions in Advisory Accounts
•
Stifel reserves the right to convert shares to the lowest cost share class available at Stifel upon transfer of shares into an advisory program.

U.S. Bancorp Investments
Waivers Applicable to Purchases through U.S. Bancorp Investments
Effective February 22, 2021, shareholders purchasing Fund shares through a U.S. Bancorp Investments (USBI) platform or account or who own shares for which USBI is the broker-dealer of record, where the shares are held in an omnibus account at the Fund, will be eligible for the following additional sales charge waiver. Shareholders should contact USBI to determine their eligibility for these waivers and discounts.
Front-end Sales Load Waiver on Class A Shares available at U.S. Bancorp Investments
•
Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge are systematically converted to the Class A shares of the same fund pursuant to USBI’s share class exchange policy.
•
All other sales charge waivers and reductions described elsewhere in the Fund’s Prospectus or SAI still apply

Hartford International/Global Equity Funds
Prospectus
March 1, 2024

	Class A	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Class Y	Class F
Hartford Climate Opportunities Fund	HEOMX	HEONX	HEOIX	HEORX	HEOSX	HEOTX	HEOVX	HEOYX	HEOFX
Hartford Emerging Markets Equity Fund	HERAX	HERCX	HERIX	HERRX	HERSX	HERTX	HERVX	HERYX	HERFX
Hartford Global Impact Fund	HGXAX	HGXCX	HGXIX	HGXRX	HGXSX	HGXTX	HGXVX	HGXYX	HGXFX
Hartford International Equity Fund*	HDVAX	HDVCX	HDVIX	HDVRX	HDVSX	HDVTX	HDVVX	HDVYX	HDVFX
The Hartford International Growth Fund	HNCAX	HNCCX	HNCJX	HNCRX	HNCSX	HNCTX	HNCUX	HNCYX	HNCFX
The Hartford International Opportunities Fund	IHOAX	HIOCX	IHOIX	IHORX	IHOSX	IHOTX	IHOVX	HAOYX	IHOFX
The Hartford International Value Fund	HILAX	HILCX	HILIX	HILRX	HILSX	HILTX	HILUX	HILYX	HILDX
*
Classes A, C, and I of the Fund are closed to new investors until the opening of business on March 20, 2024. No purchases of a closed share class are allowed, other than as described in this Prospectus.
As with all mutual funds, the Securities and Exchange Commission and the Commodity Futures Trading Commission have not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense. Mutual funds are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Because you could lose money by investing in the Funds, be sure to read all risk disclosures carefully before investing.

Hartford Climate Opportunities Fund Summary Section
INVESTMENT OBJECTIVE. The Fund seeks long-term capital appreciation.
YOUR EXPENSES. The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below. Please contact your financial intermediary for more information regarding whether you may be required to pay a brokerage commission or other fees. You may qualify for sales charge discounts for Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in certain classes of Hartford mutual funds or in The Hartford® SMART529® College Savings Plan. More information about these and other discounts is available from your financial professional and in the “How Sales Charges Are Calculated” section beginning on page 78 of the Fund’s statutory prospectus. Descriptions of any financial intermediary specific sales charge waivers and discounts are set forth in Appendix A to the statutory prospectus.
Shareholder Fees (fees paid directly from your investment):
Share Classes	A	C	I	R3	R4	R5	R6	Y	F
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.50%	None	None	None	None	None	None	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is less)	None(1)	1.00%	None	None	None	None	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Share Classes	A	C	I	R3	R4	R5	R6	Y	F
Management fees	0.62%	0.62%	0.62%	0.62%	0.62%	0.62%	0.62%	0.62%	0.62%
Distribution and service (12b-1) fees	0.25%	1.00%	None	0.50%	0.25%	None	None	None	None
Other expenses	0.33%	0.36%	0.31%	0.41%	0.36%	0.30%	0.19%	0.30%	0.19%
Total annual fund operating expenses	1.20%	1.98%	0.93%	1.53%	1.23%	0.92%	0.81%	0.92%	0.81%
Fee waiver and/or expense reimbursement(2)	0.01%	0.04%	0.04%	0.12%	0.12%	0.11%	0.12%	0.13%	0.12%
Total annual fund operating expenses after fee waiver and/or expense reimbursement(2)	1.19%	1.94%	0.89%	1.41%	1.11%	0.81%	0.69%	0.79%	0.69%
(1)
Investments of $1 million or more will not be subject to a front-end sales charge, but may be subject to a 1.00% contingent deferred sales charge.
(2)
Hartford Funds Management Company, LLC (the “Investment Manager”) has contractually agreed to reimburse expenses (exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to limit total annual fund operating expenses as follows: 1.19% (Class A), 1.94% (Class C), 0.89% (Class I), 1.41% (Class R3), 1.11% (Class R4), 0.81% (Class R5), 0.69% (Class R6), 0.79% (Class Y), and 0.69% (Class F). This contractual arrangement will remain in effect until February 28, 2025 unless the Board of Directors of The Hartford Mutual Funds, Inc. approves its earlier termination.
Example. The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then, except as shown below, redeem all of your shares at the end of those periods. The example also assumes that:
•
Your investment has a 5% return each year
•
The Fund’s operating expenses remain the same (except that the example reflects the fee waiver and/or expense reimbursement arrangement reflected in the table above for only the first year)
•
You reinvest all dividends and distributions.
3

Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Share Classes	Year 1	Year 3	Year 5	Year 10
A	$665	$909	$1,172	$1,924
C	$297	$618	$1,064	$2,303
I	$91	$292	$511	$1,139
R3	$144	$472	$823	$1,813
R4	$113	$378	$664	$1,478
R5	$83	$282	$499	$1,121
R6	$70	$247	$438	$991
Y	$81	$280	$497	$1,119
F	$70	$247	$438	$991
If you did not redeem your shares:

C	$197	$618	$1,064	$2,303
Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the fiscal year ended October 31, 2023, the Fund’s portfolio turnover rate was 75% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGY. The Fund seeks to achieve its objective by investing in securities of U.S. and foreign issuers, including non-dollar securities and securities of emerging market issuers. The Fund may invest in common and preferred stocks, convertible securities and warrants of companies of any market capitalization. The Fund focuses its investments on equity securities and equity related investments. Under normal market conditions, the Fund invests at least 80% of its assets in securities of issuers that seek opportunities to address or benefit from climate change, which include but are not limited to companies classified as promoting clean and/or efficient energy, sustainable transportation, water and/or resource management, companies exhibiting low-carbon leadership and businesses that service such companies. The Fund employs a “multi-manager” approach whereby portions of the Fund’s assets are allocated among sub-advisers. Hartford Funds Management Company, LLC (the “Investment Manager”) is responsible for the management of the Fund and supervision of the Fund’s sub-advisers: Wellington Management Company LLP (“Wellington Management”), and Schroders, comprised of Schroder Investment Management North America Inc. (“SIMNA”) and Schroder Investment Management North America Limited (“SIMNA Ltd.,” together with SIMNA, “Schroders”). Each sub-adviser manages its segment of the Fund’s assets to correspond with its distinct investment style and strategy, as described below, in a manner consistent with the Fund’s investment objective, strategies, and restrictions. The Investment Manager may allocate assets from or towards each sub-adviser from time to time and may reallocate assets between the sub-advisers. Wellington Management and Schroders act independently of each other and each uses its own methodology for selecting investments.
Wellington Management: For its portion of the Fund, Wellington Management uses fundamental research, bottom-up approach and analysis to identify companies it believes represent attractive investments and also address climate challenges and/or seek to improve the efficiency of resource consumption. In doing so, Wellington Management invests the Fund’s assets in companies engaged in climate mitigation or adaptation solutions across the following categories, which could change over time: low carbon electricity, energy efficiency, low carbon transportation, water and resource management, and/or climate resilient infrastructure, or otherwise involved in seeking to address climate mitigation or adaptation. Companies offering climate mitigation or adaptation solutions are not necessarily low carbon emitters. Although Wellington Management may invest the Fund’s assets across different sectors and countries, including emerging market issuers, and has no limit on the amount it may invest in any single sector or country, it generally can be expected to emphasize investments in the utilities and industrial sectors, as these sectors tend to include companies that address climate mitigation and adaptation and/or seek to improve the efficiency of resource consumption. The Fund may invest in securities of issuers of any market capitalization, including mid- capitalization and small-capitalization securities. In addition to its focus on climate stewardship, Wellington Management also may consider environmental, social and/or governance (“ESG”) characteristics (where available for a company) to assess the risk and return potential of a company.
4

Schroders: For its portion of the Fund, Schroders seeks to exploit opportunities in the securities of companies that it believes have already recognized threats posed by climate change and are embracing these challenges ahead of their peers, companies that form part of the solution to problems arising from climate change or companies that seek to benefit from efforts to accommodate or limit the impact of global climate change. These companies can typically be classified as contributing to one or more themes related to climate change, including clean energy, energy efficiency, environmental resources, sustainable transportation, and low carbon leaders. Schroders currently considers a company to be a low carbon leader if such company has a low carbon cost structure relative to peers or if such company’s products/services/corporate cultures promote new, low carbon business models. Schroders relies on a fundamental, research-driven, bottom-up approach to identify issuers it believes will benefit from efforts to accommodate or limit the impact of global climate change and have the potential for capital growth. Schroders considers factors such as a company’s potential for above average earnings growth, a security’s attractive relative valuation, and whether a company has proprietary advantages. In addition, Schroders integrates ESG characteristics (where available for an issuer) into their investment process. ESG characteristics are one of several factors that contribute to Schroders overall evaluation of the risk and return potential of an investment. Although Schroders may invest the Fund’s assets across different sectors and countries, including emerging markets, and has no limit on the amount it may invest in any single sector or country, it generally can be expected to emphasize investments in the industrial sector, as this sector tends to include companies that are beneficiaries of efforts to mitigate or adapt to the impact of climate change.
PRINCIPAL RISKS. The principal risks of investing in the Fund are described below. When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. As with any fund, there is no guarantee that the Fund will achieve its investment objective.
Market Risk –  Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Securities of a company may decline in value due to its financial prospects and activities, including certain operational impacts, such as data breaches and cybersecurity attacks. Securities may also decline in value due to general market and economic movements and trends, including adverse changes to credit markets, or as a result of other events such as geopolitical events, natural disasters, or widespread pandemics (such as COVID-19) or other adverse public health developments.
Multi-Manager Risk –  The Fund’s performance depends on the ability of the Investment Manager in selecting, overseeing, and allocating Fund assets to the sub-advisers. The sub-advisers’ investment styles may not be complementary. Wellington Management and Schroders make investment decisions independently of one another, and may make decisions that conflict with each other. For example, it is possible that one sub-adviser may purchase an investment for the Fund at the same time that the other sub-adviser sells the same investment, resulting in higher expenses without accomplishing any net investment result; or that the sub-advisers purchase the same investment at the same time, without aggregating their transactions, resulting in higher expenses. Moreover, the Fund’s multi-manager approach may result in the Fund investing a significant percentage of its assets in certain types of investments, which could be beneficial or detrimental to the Fund’s performance depending on the performance of those investments and the overall market environment.
Active Investment Management Risk –  The risk that, if the sub-advisers’ investment strategies do not perform as expected, the Fund could underperform its peers or lose money. Although each sub-adviser considers several factors when making investment decisions, the sub-adviser may not evaluate every factor prior to investing in a company or issuer, and the sub-adviser may determine that certain factors are more significant than others.
Equity Risk –  The risk that the price of equity or equity related securities may decline due to changes in a company’s financial condition and overall market and economic conditions.
Mid Cap and Small Cap Securities Risk –  Investments in mid- and small-capitalization companies involve greater risks than investments in larger, more established companies. Many of these companies are young and have limited operating or business history. These securities may be subject to more abrupt or erratic price movements and may lack sufficient market liquidity, and these issuers often face greater business risks, including the risk of bankruptcy.
Large Cap Securities Risk –  The securities of large market capitalization companies may underperform other segments of the market because such companies may be less responsive to competitive challenges and opportunities and may be unable to attain high growth rates during periods of economic expansion.
5

Foreign Investments Risk –  Investments in foreign securities may be riskier, more volatile, and less liquid than investments in U.S. securities. Differences between the U.S. and foreign regulatory regimes and securities markets, including the less stringent investor protection, less stringent accounting, corporate governance, financial reporting and disclosure standards of some foreign markets, as well as political and economic developments in foreign countries and regions and the U.S. (including the imposition of sanctions, tariffs, or other governmental restrictions), may affect the value of the Fund’s investments in foreign securities. Changes in currency exchange rates may also adversely affect the Fund’s foreign investments.
Emerging Markets Risk –  The risks related to investing in foreign securities are generally greater with respect to investments in companies that conduct their principal business activities in emerging markets or whose securities are traded principally on exchanges in emerging markets. The risks of investing in emerging markets include risks of illiquidity, increased price volatility, smaller market capitalizations, less government regulation and oversight, less extensive and less frequent accounting, financial, auditing and other reporting requirements, significant delays in settlement of trades, risk of loss resulting from problems in share registration and custody and substantial economic and political disruptions. In addition, the imposition of exchange controls (including repatriation restrictions), sanctions, confiscations, trade restrictions (including tariffs) and other government restrictions by the United States and other governments may also result in losses. Frontier markets are those emerging markets that are considered to be among the smallest, least mature and least liquid, and as a result, the risks of investing in emerging markets are magnified in frontier markets.
Currency Risk –  The risk that the value of the Fund’s investments in foreign securities or currencies will be affected by the value of the applicable currency relative to the U.S. dollar. When the Fund sells a foreign currency or foreign currency denominated security, its value may be worth less in U.S. dollars even if the investment increases in value in its local market. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk, as the revenue earned by issuers of these securities may also be affected by changes in the issuer’s local currency.
Climate Change Investment Focus Risk –  The Fund’s focus on securities of issuers that seek opportunities to address or benefit from climate change may affect the Fund’s exposure to certain sectors or types of investments. The Fund’s relative investment performance may also be impacted depending on whether such sectors or investments are in or out of favor with the market. Certain investments may be dependent on U.S. and foreign government policies, including tax incentives and subsidies, as well as on political support for certain environmental initiatives and developments affecting companies focused on sustainable energy and climate change solutions generally. In addition, under certain market conditions, the Fund may underperform funds that invest in a broader array of investments. Further, the regulatory landscape with respect to climate change investing in the United States is still developing and future rules and regulations may require the Fund to modify or alter its investment process with respect to climate change investing.
Sector Risk –  The Fund’s investments may be focused in securities of companies in the utilities and industrials sectors of the securities markets, which may cause the Fund’s performance to be sensitive to developments affecting those sectors generally or companies in those sectors.
Volatility Risk –  The Fund’s investments may fluctuate in value over a short period of time. This may cause the Fund’s net asset value per share to experience significant changes in value over short periods of time.
Regional/Country Focus Risk –  To the extent that the Fund focuses its investments in a particular geographic region or country, the Fund may be subject to increased currency, political, regulatory, economic and other risks associated with that region or country. A natural or other disaster could occur in a geographic region in which the Fund invests, which could affect the economy or particular business operations of companies in the specific geographic region. As a result, the Fund may be subject to greater price volatility and risk of loss than a fund holding more geographically diverse investments.
Large Shareholder Transaction Risk –  The Fund may experience adverse effects when certain large shareholders redeem or purchase large amounts of shares of the Fund. Such redemptions may cause the Fund to sell securities at times when it would not otherwise do so or borrow money (at a cost to the Fund), which may negatively impact the Fund’s performance and liquidity. Similarly, large purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs.
6

The Fund is subject to certain other risks. For more information regarding risks and investments, please see “Additional Information Regarding Investment Strategies and Risks” and “More Information About Risks” in the Fund’s statutory prospectus.
PAST PERFORMANCE. The performance information indicates the risks of investing in the Fund. Keep in mind that past performance does not indicate future results. Updated performance information is available at hartfordfunds.com. The returns in the bar chart and table:
•
Assume reinvestment of all dividends and distributions
•
Reflect fee waivers and/or expense limitation arrangements, if any. Absent any applicable fee waivers and/or expense limitation arrangements, performance would have been lower.
•
Prior to November 8, 2019, reflect when the Fund pursued a modified strategy and Wellington Management served as the sole sub-adviser.
The bar chart:
•
Shows how the Fund’s total return has varied from year to year
•
Returns do not include sales charges. If sales charges were reflected, returns would have been lower
•
Shows the returns of Class A shares. Returns for the Fund’s other classes differ only to the extent that the classes do not have the same expenses.
Total returns by calendar year (excludes sales charges)

During the periods shown in the chart above:	Returns	Quarter Ended
Best Quarter Return	24.89%	June 30, 2020
Worst Quarter Return	-21.33%	March 31, 2020
Average Annual Total Returns. The table below shows returns for the Fund over time compared to those of a broad-based market index. After-tax returns, which are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes, are shown only for Class A shares and will vary for other classes. Actual after-tax returns, which depend on an investor’s particular tax situation, may differ from those shown and are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
7

Average annual total returns for periods ending December 31, 2023 (including sales charges)
			Since Inception
Share Classes	1 Year	5 Years	(2/29/2016)
Class A – Return Before Taxes	4.91%	12.91%	10.04%
– Return After Taxes on Distributions	4.82%	12.36%	8.74%
– Return After Taxes on Distributions and Sale of Fund Shares	2.97%	10.29%	7.72%
Share Classes (Return Before Taxes)
Class C	9.16%	13.49%	10.31%
Class I	11.40%	14.54%	11.16%
Class R3	10.78%	14.43%	10.94%
Class R4	11.14%	14.42%	10.99%
Class R5	11.43%	14.61%	11.16%
Class R6	11.55%	14.75%	11.29%
Class Y	11.49%	14.63%	11.22%
Class F*	11.54%	14.72%	11.27%
MSCI ACWI Index (Net) (reflects reinvested dividends net of withholding taxes but reflects no deduction for fees, expenses or other taxes)	22.20%	11.72%	10.96%
*
Class F shares commenced operations on February 28, 2017 and performance prior to that date is that of the Fund’s Class I shares. Performance prior to an inception date of a class has not been adjusted to reflect the operating expenses of such class.
MANAGEMENT. The Fund’s investment manager is Hartford Funds Management Company, LLC. The Fund’s sub-advisers are Wellington Management Company LLP (“Wellington Management”) and Schroder Investment Management North America Inc. (“SIMNA”). The Fund’s sub-sub-adviser for the portion of the Fund allocated to SIMNA is Schroder Investment Management North America Limited (“SIMNA Ltd.,” together with SIMNA, “Schroders”).
Sub-Advisers	Portfolio Managers	Title	Involved with Fund Since
Wellington Management	Alan Hsu	Managing Director, Global Industry Analyst, and Equity Portfolio Manager	2016
	G. Thomas Levering	Senior Managing Director and Global Industry Analyst	2016
Schroders	Simon Webber, CFA	Portfolio Manager	2019
	Isabella Hervey-Bathurst	Portfolio Manager	2021
PURCHASE AND SALE OF FUND SHARES. Not all share classes are available for all investors. Minimum investment amounts may be waived for certain accounts. Certain financial intermediaries may impose different restrictions than those described below.
Share Classes	Minimum Initial Investment	Minimum Subsequent Investment
Class A, Class C and Class I	$2,000 for all accounts except: $250, if establishing an Automatic Investment Plan (“AIP”), with recurring monthly investments of at least $50	$50
Class R3, Class R4, Class R5 and Class R6	No minimum initial investment	None
Class Y	$250,000 This requirement is waived when the shares are purchased through omnibus accounts (or similar types of accounts).	None
Class F	$1,000,000 This requirement is waived when the shares are purchased through omnibus accounts (or similar types of accounts).	None
For more information, please see the “How To Buy And Sell Shares” section of the Fund’s statutory prospectus.
8

You may sell your shares of the Fund on those days when the New York Stock Exchange is open, typically Monday through Friday. You may sell your shares through your financial intermediary. With respect to certain accounts, you may sell your shares on the web at hartfordfunds.com, by phone by calling 1-888-843-7824, by electronic funds transfer, or by wire. In certain circumstances you will need to write to Hartford Funds to request to sell your shares. For regular mail, please send the request to Hartford Funds, P.O. Box 219060, Kansas City, MO 64121-9060. For overnight mail, please send the request to Hartford Funds, 430 W 7th Street, Suite 219060, Kansas City, MO 64105-1407.
TAX INFORMATION. The Fund’s distributions are generally taxable, and may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES. If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial professional), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial professional to recommend the Fund over another investment. Ask your financial professional or visit your financial intermediary’s website for more information.
9

Hartford Emerging Markets Equity Fund Summary Section
INVESTMENT OBJECTIVE. The Fund seeks long-term capital appreciation.
YOUR EXPENSES. The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below. Please contact your financial intermediary for more information regarding whether you may be required to pay a brokerage commission or other fees. You may qualify for sales charge discounts for Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in certain classes of Hartford mutual funds or in The Hartford® SMART529® College Savings Plan. More information about these and other discounts is available from your financial professional and in the “How Sales Charges Are Calculated” section beginning on page 78 of the Fund’s statutory prospectus. Descriptions of any financial intermediary specific sales charge waivers and discounts are set forth in Appendix A to the statutory prospectus.
Shareholder Fees (fees paid directly from your investment):
Share Classes	A	C	I	R3	R4	R5	R6	Y	F
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.50%	None	None	None	None	None	None	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is less)	None(1)	1.00%	None	None	None	None	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Share Classes	A	C	I	R3	R4	R5	R6	Y	F
Management fees	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%
Distribution and service (12b-1) fees	0.25%	1.00%	None	0.50%	0.25%	None	None	None	None
Other expenses	0.35%	0.39%	0.25%	0.36%	0.31%	0.26%	0.14%	0.25%	0.14%
Total annual fund operating expenses	1.50%	2.29%	1.15%	1.76%	1.46%	1.16%	1.04%	1.15%	1.04%
Fee waiver and/or expense reimbursement(2)	0.05%	0.09%	0.00%	0.06%	0.01%	0.01%	0.06%	0.05%	0.06%
Total annual fund operating expenses after fee waiver and/or expense reimbursement(2)	1.45%	2.20%	1.15%	1.70%	1.45%	1.15%	0.98%	1.10%	0.98%
(1)
Investments of $1 million or more will not be subject to a front-end sales charge, but may be subject to a 1.00% contingent deferred sales charge.
(2)
Hartford Funds Management Company, LLC (the “Investment Manager”) has contractually agreed to reimburse expenses (exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to limit total annual fund operating expenses as follows: 1.45% (Class A), 2.20% (Class C), 1.20% (Class I), 1.70% (Class R3), 1.45% (Class R4), 1.15% (Class R5), 0.98% (Class R6), 1.10% (Class Y), and 0.98% (Class F). This contractual arrangement will remain in effect until February 28, 2025 unless the Board of Directors of The Hartford Mutual Funds, Inc. approves its earlier termination.
Example. The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then, except as shown below, redeem all of your shares at the end of those periods. The example also assumes that:
•
Your investment has a 5% return each year
•
The Fund’s operating expenses remain the same (except that the example reflects the fee waiver and/or expense reimbursement arrangement reflected in the table above for only the first year)
•
You reinvest all dividends and distributions.
10

Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Share Classes	Year 1	Year 3	Year 5	Year 10
A	$689	$993	$1,319	$2,238
C	$323	$707	$1,217	$2,619
I	$117	$365	$633	$1,398
R3	$173	$548	$949	$2,068
R4	$148	$461	$796	$1,745
R5	$117	$367	$637	$1,408
R6	$100	$325	$568	$1,266
Y	$112	$360	$628	$1,393
F	$100	$325	$568	$1,266
If you did not redeem your shares:

C	$223	$707	$1,217	$2,619
Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the fiscal year ended October 31, 2023, the Fund’s portfolio turnover rate was 93% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the Fund invests at least 80% of its assets in equity securities of companies in emerging markets. The sub-adviser, Wellington Management Company LLP (“Wellington Management”), uses a quantitative multifactor approach to bottom-up stock selection, using a broad set of individual fundamental stock characteristics to model each stock’s relative attractiveness, with a focus on those factors that have been demonstrated historically to drive market returns. The Fund will typically seek to be broadly diversified across countries, sectors and industries represented in the MSCI Emerging Markets Index, although the extent of that representation may vary. The Fund has no limit on the amount of assets that may be invested in an emerging market country, including China. Securities in which the Fund invests are denominated in both U.S. dollars and foreign currencies and may trade in both U.S. and foreign markets. The Fund will invest in securities of companies that conduct their principal business activities in emerging markets or whose securities are traded principally on exchanges in emerging markets. Emerging markets are those markets (1) included in emerging market or equivalent classifications by the United Nations (and its agencies); (2) having per capita income in the low to middle ranges, as determined by the World Bank; or (3) the Fund’s benchmark index provider designates as emerging. The Fund may invest in securities of foreign issuers in the form of depositary receipts or other securities that are convertible into securities of foreign issuers. The Fund may invest in opportunities across the market capitalization spectrum. The Fund may trade securities actively.
PRINCIPAL RISKS. The principal risks of investing in the Fund are described below. When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. As with any fund, there is no guarantee that the Fund will achieve its investment objective.
Market Risk –  Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Securities of a company may decline in value due to its financial prospects and activities, including certain operational impacts, such as data breaches and cybersecurity attacks. Securities may also decline in value due to general market and economic movements and trends, including adverse changes to credit markets, or as a result of other events such as geopolitical events, natural disasters, or widespread pandemics (such as COVID-19) or other adverse public health developments.
Foreign Investments Risk –  Investments in foreign securities may be riskier, more volatile, and less liquid than investments in U.S. securities. Differences between the U.S. and foreign regulatory regimes and securities markets, including the less stringent investor protection, less stringent accounting, corporate governance, financial reporting and disclosure standards of some foreign markets, as well as political and economic developments in foreign countries and regions and the U.S. (including the imposition of sanctions, tariffs, or other governmental restrictions), may affect the value of the Fund’s investments in foreign securities. Changes in currency exchange rates may also adversely affect the Fund’s foreign investments.
11

Emerging Markets Risk –  The risks related to investing in foreign securities are generally greater with respect to investments in companies that conduct their principal business activities in emerging markets or whose securities are traded principally on exchanges in emerging markets. The risks of investing in emerging markets include risks of illiquidity, increased price volatility, smaller market capitalizations, less government regulation and oversight, less extensive and less frequent accounting, financial, auditing and other reporting requirements, significant delays in settlement of trades, risk of loss resulting from problems in share registration and custody and substantial economic and political disruptions. In addition, the imposition of exchange controls (including repatriation restrictions), sanctions, confiscations, trade restrictions (including tariffs) and other government restrictions by the United States and other governments may also result in losses. Frontier markets are those emerging markets that are considered to be among the smallest, least mature and least liquid, and as a result, the risks of investing in emerging markets are magnified in frontier markets.
Currency Risk –  The risk that the value of the Fund’s investments in foreign securities or currencies will be affected by the value of the applicable currency relative to the U.S. dollar. When the Fund sells a foreign currency or foreign currency denominated security, its value may be worth less in U.S. dollars even if the investment increases in value in its local market. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk, as the revenue earned by issuers of these securities may also be affected by changes in the issuer’s local currency.
Depositary Receipts Risk –  The Fund may invest in securities of foreign issuers in the form of depositary receipts or other securities that are convertible into securities of foreign issuers, including depositary receipts that are not sponsored by a financial institution (“Unsponsored Depositary Receipts”). Depositary receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted. Unsponsored Depositary Receipts are also subject to the risk that there may be less information available regarding their issuers and there may not be a correlation between such information and the market value of the depositary receipts.
Regional/Country Focus Risk –  To the extent that the Fund focuses its investments in a particular geographic region or country, the Fund may be subject to increased currency, political, regulatory, economic and other risks associated with that region or country. A natural or other disaster could occur in a geographic region in which the Fund invests, which could affect the economy or particular business operations of companies in the specific geographic region. As a result, the Fund may be subject to greater price volatility and risk of loss than a fund holding more geographically diverse investments.
China Investments Risk –  China is an emerging market and has demonstrated significantly higher volatility from time to time in comparison to developed markets. Investments in Chinese securities, including certain Hong Kong-listed and U.S.-listed securities, subject the Fund to risks specific to China. These risks include: (i) the risk of more frequent (and potentially widespread) trading suspensions and government interventions with respect to Chinese issuers, resulting in liquidity risk, price volatility, greater market execution risk, and valuation risk; (ii) the risk of currency fluctuations, currency non-convertibility, currency revaluations and other currency exchange rate fluctuations or blockage; (iii) the risk of intervention by the Chinese government in the Chinese securities markets; (iv) the risk of nationalization or expropriation of assets; (v) the risk that the Chinese government may decide not to continue to support economic reform programs; (vi) the risk of limitations on the use of brokers; (vii) the risk of interest rate fluctuations and higher rates of inflation; (viii) the risk that the U.S. government or other governments may sanction Chinese issuers or otherwise prohibit U.S. persons (such as the Fund) from investing in certain Chinese issuers; and (ix) the risk of market volatility caused by any potential regional or territorial conflicts, including military conflicts, or natural or other disasters. Recent developments in relations between the United States and China have heightened concerns of increased tariffs and restrictions on trade between the two countries. It is unclear whether further tariffs and sanctions may be imposed or other escalating actions may be taken in the future, which could negatively impact the Fund. In addition, China is alleged to have participated in state-sponsored cyberattacks against foreign companies and foreign governments. Actual and threatened responses to such activity and strained international relations, including purchasing restrictions, sanctions, tariffs or cyberattacks on the Chinese government or Chinese companies, may impact China’s economy and Chinese issuers of securities in which the Fund invests. As a result of different legal standards, the Fund faces the risk of being unable to enforce its rights with respect to holdings in Chinese securities and the information about the Chinese securities in which the Fund invests may be less reliable or complete. Chinese companies with securities listed on U.S. exchanges may be delisted if they do not meet U.S. accounting standards and auditor oversight requirements, which could significantly decrease the liquidity and value of the securities.
Equity Risk –  The risk that the price of equity or equity related securities may decline due to changes in a company’s financial condition and overall market and economic conditions.
12

Mid Cap and Small Cap Securities Risk –  Investments in mid- and small-capitalization companies involve greater risks than investments in larger, more established companies. Many of these companies are young and have limited operating or business history. These securities may be subject to more abrupt or erratic price movements and may lack sufficient market liquidity, and these issuers often face greater business risks, including the risk of bankruptcy.
Large Cap Securities Risk –  The securities of large market capitalization companies may underperform other segments of the market because such companies may be less responsive to competitive challenges and opportunities and may be unable to attain high growth rates during periods of economic expansion.
Active Investment Management Risk –  The risk that, if the sub-adviser’s investment strategy does not perform as expected, the Fund could underperform its peers or lose money. Although the sub-adviser considers several factors when making investment decisions, the sub-adviser may not evaluate every factor prior to investing in a company or issuer, and the sub-adviser may determine that certain factors are more significant than others.
Quantitative Investing Risk –  The value of securities or other investments selected using quantitative analysis can perform differently from the market as a whole or from their expected performance. This may be as a result of the factors used in building the quantitative analytical framework, the weights placed on each factor, the accuracy of historical data supplied by third parties, and changing sources of market returns.
Liquidity Risk –  The risk that the market for a particular investment or type of investment is or becomes relatively illiquid, making it difficult for the Fund to sell that investment at an advantageous time or price. Illiquidity may be due to events relating to the issuer of the securities, market events, rising interest rates, economic conditions or investor perceptions. Illiquid securities may be difficult to value and their value may be lower than the market price of comparable liquid securities, which would negatively affect the Fund’s performance.
Active Trading Risk –  Active trading could increase the Fund’s transaction costs and may increase your tax liability as compared to a fund with less active trading policies. These effects may adversely affect Fund performance.
Sector Risk –  To the extent the Fund invests more heavily in a particular sector or sectors, its performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors may be more volatile, and may perform differently, from the broader market.
Volatility Risk –  The Fund’s investments may fluctuate in value over a short period of time. This may cause the Fund’s net asset value per share to experience significant changes in value over short periods of time.
Large Shareholder Transaction Risk –  The Fund may experience adverse effects when certain large shareholders redeem or purchase large amounts of shares of the Fund. Such redemptions may cause the Fund to sell securities at times when it would not otherwise do so or borrow money (at a cost to the Fund), which may negatively impact the Fund’s performance and liquidity. Similarly, large purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs.
The Fund is subject to certain other risks. For more information regarding risks and investments, please see “Additional Information Regarding Investment Strategies and Risks” and “More Information About Risks” in the Fund’s statutory prospectus.
PAST PERFORMANCE. The performance information indicates the risks of investing in the Fund. Keep in mind that past performance does not indicate future results. Updated performance information is available at hartfordfunds.com. The returns in the bar chart and table:
•
Assume reinvestment of all dividends and distributions
•
Reflect the Fund’s performance when the Fund pursued a modified investment strategy prior to May 7, 2015
•
Reflect fee waivers and/or expense limitation arrangements, if any. Absent any applicable fee waivers and/or expense limitation arrangements, performance would have been lower.
13

The bar chart:
•
Shows how the Fund’s total return has varied from year to year
•
Returns do not include sales charges. If sales charges were reflected, returns would have been lower
•
Shows the returns of Class A shares. Returns for the Fund’s other classes differ only to the extent that the classes do not have the same expenses.
Total returns by calendar year (excludes sales charges)

During the periods shown in the chart above:	Returns	Quarter Ended
Best Quarter Return	17.71%	June 30, 2020
Worst Quarter Return	-25.69%	March 31, 2020
Average Annual Total Returns. The table below shows returns for the Fund over time compared to those of a broad-based market index. After-tax returns, which are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes, are shown only for Class A shares and will vary for other classes. Actual after-tax returns, which depend on an investor’s particular tax situation, may differ from those shown and are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
Average annual total returns for periods ending December 31, 2023 (including sales charges)
Share Classes	1 Year	5 Years	10 Years
Class A – Return Before Taxes	9.81%	3.04%	2.29%
– Return After Taxes on Distributions	8.91%	2.63%	1.84%
– Return After Taxes on Distributions and Sale of Fund Shares	6.45%	2.50%	1.91%
Share Classes (Return Before Taxes)
Class C	14.43%	3.42%	2.11%
Class I	16.53%	4.52%	3.22%
Class R3	15.83%	3.91%	2.61%
Class R4	16.13%	4.21%	2.89%
Class R5	16.63%	4.47%	3.12%
Class R6*	16.68%	4.68%	3.33%
Class Y	16.71%	4.57%	3.27%
Class F*	16.80%	4.68%	3.32%
MSCI Emerging Markets Index (Net) (reflects reinvested dividends net of withholding taxes but reflects no deduction for fees, expenses or other taxes)	9.83%	3.69%	2.66%
*
Class R6 shares commenced operations on February 28, 2018 and performance prior to that date is that of the Fund’s Class Y shares. Class F shares commenced operations on February 28, 2017 and performance prior to that date is that of the Fund’s Class I shares. Performance prior to an inception date of a class has not been adjusted to reflect the operating expenses of such class.
14

MANAGEMENT. The Fund’s investment manager is Hartford Funds Management Company, LLC. The Fund’s sub-adviser is Wellington Management.
Portfolio Manager	Title	Involved with Fund Since
Mark A. Yarger, CFA	Managing Director and Associate Director of Portfolio Management, Quantitative Investment Group	2015
Christopher R. Grohe, CFA	Senior Managing Director and Associate Director of Quantitative Investments Group	2015
David J. Elliott, CFA*	Senior Managing Director, Co-Director of Quantitative Investments, and Director of Quantitative Portfolio Management	2015
*
David J. Elliott, CFA announced his plan to retire and withdraw from the partnership of Wellington Management’s parent company, and effective June 30, 2024, he will no longer serve as a portfolio manager for the Fund. Mr. Elliott’s portfolio management responsibilities will transition to Mark A. Yarger, CFA and Christopher R. Grohe, CFA in the months leading up to his departure.
PURCHASE AND SALE OF FUND SHARES. Not all share classes are available for all investors. Minimum investment amounts may be waived for certain accounts. Certain financial intermediaries may impose different restrictions than those described below.
Share Classes	Minimum Initial Investment	Minimum Subsequent Investment
Class A, Class C and Class I	$2,000 for all accounts except: $250, if establishing an Automatic Investment Plan (“AIP”), with recurring monthly investments of at least $50	$50
Class R3, Class R4, Class R5 and Class R6	No minimum initial investment	None
Class Y	$250,000 This requirement is waived when the shares are purchased through omnibus accounts (or similar types of accounts).	None
Class F	$1,000,000 This requirement is waived when the shares are purchased through omnibus accounts (or similar types of accounts).	None
For more information, please see the “How To Buy And Sell Shares” section of the Fund’s statutory prospectus.
You may sell your shares of the Fund on those days when the New York Stock Exchange is open, typically Monday through Friday. You may sell your shares through your financial intermediary. With respect to certain accounts, you may sell your shares on the web at hartfordfunds.com, by phone by calling 1-888-843-7824, by electronic funds transfer, or by wire. In certain circumstances you will need to write to Hartford Funds to request to sell your shares. For regular mail, please send the request to Hartford Funds, P.O. Box 219060, Kansas City, MO 64121-9060. For overnight mail, please send the request to Hartford Funds, 430 W 7th Street, Suite 219060, Kansas City, MO 64105-1407.
TAX INFORMATION. The Fund’s distributions are generally taxable, and may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES. If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial professional), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial professional to recommend the Fund over another investment. Ask your financial professional or visit your financial intermediary’s website for more information.
15

Hartford Global Impact Fund Summary Section
INVESTMENT OBJECTIVE. The Fund seeks long-term capital appreciation.
YOUR EXPENSES. The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below. Please contact your financial intermediary for more information regarding whether you may be required to pay a brokerage commission or other fees. You may qualify for sales charge discounts for Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in certain classes of Hartford mutual funds or in The Hartford® SMART529® College Savings Plan. More information about these and other discounts is available from your financial professional and in the “How Sales Charges Are Calculated” section beginning on page 78 of the Fund’s statutory prospectus. Descriptions of any financial intermediary specific sales charge waivers and discounts are set forth in Appendix A to the statutory prospectus.
Shareholder Fees (fees paid directly from your investment):
Share Classes	A	C	I	R3	R4	R5	R6	Y	F
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.50%	None	None	None	None	None	None	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is less)	None(1)	1.00%	None	None	None	None	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Share Classes	A	C	I	R3	R4	R5	R6	Y	F
Management fees	0.62%	0.62%	0.62%	0.62%	0.62%	0.62%	0.62%	0.62%	0.62%
Distribution and service (12b-1) fees	0.25%	1.00%	None	0.50%	0.25%	None	None	None	None
Other expenses	0.37%	0.39%	0.26%	0.36%	0.31%	0.26%	0.15%	0.25%	0.15%
Total annual fund operating expenses	1.24%	2.01%	0.88%	1.48%	1.18%	0.88%	0.77%	0.87%	0.77%
Fee waiver and/or expense reimbursement(2)	0.05%	0.07%	0.00%	0.07%	0.07%	0.07%	0.08%	0.08%	0.08%
Total annual fund operating expenses after fee waiver and/or expense reimbursement(2)	1.19%	1.94%	0.88%	1.41%	1.11%	0.81%	0.69%	0.79%	0.69%
(1)
Investments of $1 million or more will not be subject to a front-end sales charge, but may be subject to a 1.00% contingent deferred sales charge.
(2)
Hartford Funds Management Company, LLC (the “Investment Manager”) has contractually agreed to reimburse expenses (exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to limit total annual fund operating expenses as follows: 1.19% (Class A), 1.94% (Class C), 0.89% (Class I), 1.41% (Class R3), 1.11% (Class R4), 0.81% (Class R5), 0.69% (Class R6), 0.79% (Class Y), and 0.69% (Class F). This contractual arrangement will remain in effect until February 28, 2025 unless the Board of Directors of The Hartford Mutual Funds, Inc. approves its earlier termination.
Example. The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then, except as shown below, redeem all of your shares at the end of those periods. The example also assumes that:
•
Your investment has a 5% return each year
•
The Fund’s operating expenses remain the same (except that the example reflects the fee waiver and/or expense reimbursement arrangement reflected in the table above for only the first year)
•
You reinvest all dividends and distributions.
16

Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Share Classes	Year 1	Year 3	Year 5	Year 10
A	$665	$917	$1,189	$1,963
C	$297	$624	$1,076	$2,332
I	$90	$281	$488	$1,084
R3	$144	$461	$801	$1,762
R4	$113	$368	$642	$1,426
R5	$83	$274	$481	$1,078
R6	$70	$238	$420	$947
Y	$81	$270	$474	$1,065
F	$70	$238	$420	$947
If you did not redeem your shares:

C	$197	$624	$1,076	$2,332
Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the fiscal year ended October 31, 2023, the Fund’s portfolio turnover rate was 34% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGY. The Fund seeks to achieve its objective by investing in equity securities of issuers located throughout the world, including non-dollar securities and securities of emerging market issuers. The Fund will normally invest at least 80% of its assets in securities of issuers that Wellington Management Company LLP (“Wellington Management”), the Fund’s sub-adviser, determines meet its impact investing criteria.
For purposes of determining which companies meet its impact investing criteria, Wellington Management uses its proprietary research to identify companies that focus their core goods and services in areas that it believes are likely to address major social and environmental challenges. Wellington Management focuses on three broad impact areas: life essentials; human empowerment; and the environment. Wellington Management then targets specific themes that fit within this impact investing criteria. The impact themes align with many of the UN’s Sustainable Development Goals. As of March 1, 2024, these impact themes include sustainable agriculture and nutrition, health, clean water and sanitation, affordable housing, education and job training, financial inclusion, narrowing the digital divide, safety and security, alternative energy, resource stewardship, and resource efficiency. These areas are subject to change without notice to shareholders. Within this universe of companies, Wellington Management conducts fundamental analysis to identify what it believes to be attractive investments across economic sectors within both developed and emerging countries. As part of its fundamental analysis, Wellington Management may evaluate, for example, a company’s industry structure, asset quality, business environment, management quality, balance sheet, income statement, anticipated earnings, growth prospects, revenues and dividends, and other related measures or indicators of value. In addition to its focus on impact investing, Wellington Management also may consider environmental, social, and/or governance (“ESG”) characteristics (where available for a company) to assess the risk and return potential of a company.
The Fund may invest in companies of any market capitalization, including small and mid capitalization securities, located anywhere in the world, including the United States. Although the Fund has no limit on the amount it may invest in any single sector, it generally can be expected to emphasize investments in the industrials, health care, and information technology sectors, as these sectors tend to include companies that address major social and/or environmental challenges. The Fund may also invest in depositary receipts or other securities that are convertible into securities of foreign issuers and could, at times hold a portion of its assets in cash. Under normal circumstances, the Fund will invest at least 40% of its net assets in foreign securities or derivative instruments or other investments with exposure to foreign securities of at least three different countries outside the United States. During periods of unfavorable market conditions, the Fund may reduce its exposure to foreign securities, but typically will continue to invest at least 30% of its net assets in foreign securities as described above. Investments are deemed to be “foreign” if: (a) an issuer’s domicile or location of headquarters is in a foreign country; (b) an issuer derives a significant proportion (at least 50%) of its revenues or profits from goods produced or sold, investments made, or services performed in a foreign country or has at least 50% of its assets situated in a foreign country; (c) the principal trading market for a security is located in a foreign country; or (d) it is a foreign currency.
17

In addition to identifying investment opportunities through bottom-up fundamental research, Wellington Management generally excludes companies from the Fund’s investment universe that it determines to be primarily engaged in the following businesses: tobacco, firearms, defense, nuclear, coal, petroleum, alcohol, adult entertainment and gambling. Wellington Management believes that investment in such companies does not align with its impact investing criteria. These exclusions may be updated periodically by Wellington Management to, among other things, add or remove exclusion categories.
PRINCIPAL RISKS. The principal risks of investing in the Fund are described below. When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. As with any fund, there is no guarantee that the Fund will achieve its investment objective.
Market Risk –  Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Securities of a company may decline in value due to its financial prospects and activities, including certain operational impacts, such as data breaches and cybersecurity attacks. Securities may also decline in value due to general market and economic movements and trends, including adverse changes to credit markets, or as a result of other events such as geopolitical events, natural disasters, or widespread pandemics (such as COVID-19) or other adverse public health developments.
Equity Risk –  The risk that the price of equity or equity related securities may decline due to changes in a company’s financial condition and overall market and economic conditions.
Mid Cap and Small Cap Securities Risk –  Investments in mid- and small-capitalization companies involve greater risks than investments in larger, more established companies. Many of these companies are young and have limited operating or business history. These securities may be subject to more abrupt or erratic price movements and may lack sufficient market liquidity, and these issuers often face greater business risks, including the risk of bankruptcy.
Foreign Investments Risk –  Investments in foreign securities may be riskier, more volatile, and less liquid than investments in U.S. securities. Differences between the U.S. and foreign regulatory regimes and securities markets, including the less stringent investor protection, less stringent accounting, corporate governance, financial reporting and disclosure standards of some foreign markets, as well as political and economic developments in foreign countries and regions and the U.S. (including the imposition of sanctions, tariffs, or other governmental restrictions), may affect the value of the Fund’s investments in foreign securities. Changes in currency exchange rates may also adversely affect the Fund’s foreign investments.
Emerging Markets Risk –  The risks related to investing in foreign securities are generally greater with respect to investments in companies that conduct their principal business activities in emerging markets or whose securities are traded principally on exchanges in emerging markets. The risks of investing in emerging markets include risks of illiquidity, increased price volatility, smaller market capitalizations, less government regulation and oversight, less extensive and less frequent accounting, financial, auditing and other reporting requirements, significant delays in settlement of trades, risk of loss resulting from problems in share registration and custody and substantial economic and political disruptions. In addition, the imposition of exchange controls (including repatriation restrictions), sanctions, confiscations, trade restrictions (including tariffs) and other government restrictions by the United States and other governments may also result in losses. Frontier markets are those emerging markets that are considered to be among the smallest, least mature and least liquid, and as a result, the risks of investing in emerging markets are magnified in frontier markets.
Currency Risk –  The risk that the value of the Fund’s investments in foreign securities or currencies will be affected by the value of the applicable currency relative to the U.S. dollar. When the Fund sells a foreign currency or foreign currency denominated security, its value may be worth less in U.S. dollars even if the investment increases in value in its local market. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk, as the revenue earned by issuers of these securities may also be affected by changes in the issuer’s local currency.
Impact Investing Risk –  The Fund’s impact investing focus may affect the Fund’s exposure to certain companies or industries and the Fund may forego certain investment opportunities. The Fund’s relative investment performance may also be impacted depending on whether such investments are in or out of favor with the market. The Fund may underperform other funds that do not seek to invest in companies based on impact investing criteria. Certain companies focused on sustainable energy and climate change solutions may be dependent on, and significantly
18

affected by, developing technologies, short product life cycles, competition from new market entrants, fluctuations in energy prices and supply and demand of alternative energy sources. These companies also may be dependent on the government policies of U.S. and foreign governments, including tax incentives and subsidies, as well as on political support for certain environmental initiatives. The sub-adviser’s analysis of determining which companies meet its impact investing criteria is a subjective determination. As a result, the Fund may invest in companies that do not reflect the beliefs and values of any particular investor. Further, the regulatory landscape with respect to impact investing in the United States is still developing and future rules and regulations may require the Fund to modify or alter its investment process with respect to impact investing.
Active Investment Management Risk –  The risk that, if the sub-adviser’s investment strategy does not perform as expected, the Fund could underperform its peers or lose money. Although the sub-adviser considers several factors when making investment decisions, the sub-adviser may not evaluate every factor prior to investing in a company or issuer, and the sub-adviser may determine that certain factors are more significant than others.
Sector Risk –  The Fund’s investments may be focused in securities of companies in certain sectors of the securities markets, which may cause the Fund’s performance to be sensitive to developments affecting those sectors generally or companies in those sectors.
Large Shareholder Transaction Risk –  The Fund may experience adverse effects when certain large shareholders redeem or purchase large amounts of shares of the Fund. Such redemptions may cause the Fund to sell securities at times when it would not otherwise do so or borrow money (at a cost to the Fund), which may negatively impact the Fund’s performance and liquidity. Similarly, large purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs.
The Fund is subject to certain other risks. For more information regarding risks and investments, please see “Additional Information Regarding Investment Strategies and Risks” and “More Information About Risks” in the Fund’s statutory prospectus.
PAST PERFORMANCE. The performance information indicates the risks of investing in the Fund. Keep in mind that past performance does not indicate future results. Updated performance information is available at hartfordfunds.com. The returns in the bar chart and table:
•
Assume reinvestment of all dividends and distributions
•
Reflect fee waivers and/or expense limitation arrangements, if any. Absent any applicable fee waivers and/or expense limitation arrangements, performance would have been lower.
•
Include when the Fund operated as a feeder fund in a master feeder structure prior to October 7, 2019.
The bar chart:
•
Shows how the Fund’s total return has varied from year to year
•
Returns do not include sales charges. If sales charges were reflected, returns would have been lower
•
Shows the returns of Class A shares. Returns for the Fund’s other classes differ only to the extent that the classes do not have the same expenses.
19

Total returns by calendar year (excludes sales charges)

During the periods shown in the chart above:	Returns	Quarter Ended
Best Quarter Return	21.97%	June 30, 2020
Worst Quarter Return	-22.72%	March 31, 2020
Average Annual Total Returns. The table below shows returns for the Fund over time compared to those of a broad-based market index. After-tax returns, which are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes, are shown only for Class A shares and will vary for other classes. Actual after-tax returns, which depend on an investor’s particular tax situation, may differ from those shown and are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
Average annual total returns for periods ending December 31, 2023 (including sales charges)
			Since Inception
Share Classes	1 Year	5 Years	(2/28/2017)
Class A – Return Before Taxes	6.60%	8.70%	7.79%
– Return After Taxes on Distributions	6.43%	8.48%	6.63%
– Return After Taxes on Distributions and Sale of Fund Shares	4.03%	6.89%	5.66%
Share Classes (Return Before Taxes)
Class C	11.03%	9.18%	7.98%
Class I	13.19%	10.33%	9.08%
Class R3	12.61%	9.74%	8.58%
Class R4	12.92%	10.06%	8.82%
Class R5	13.23%	10.35%	9.09%
Class R6	13.46%	10.47%	9.21%
Class Y	13.22%	10.44%	9.16%
Class F	13.35%	10.51%	9.22%
MSCI ACWI Index (Net) (reflects reinvested dividends net of withholding taxes but reflects no deduction for fees, expenses or other taxes)	22.20%	11.72%	9.42%
MANAGEMENT. The Fund’s investment manager is Hartford Funds Management Company, LLC. The Fund’s sub-adviser is Wellington Management.
Portfolio Manager	Title	Involved with Fund Since
Jason M. Goins, CFA	Senior Managing Director and Equity Portfolio Manager	2018
Tara C. Stilwell, CFA	Senior Managing Director and Equity Portfolio Manager	2019
20

PURCHASE AND SALE OF FUND SHARES. Not all share classes are available for all investors. Minimum investment amounts may be waived for certain accounts. Certain financial intermediaries may impose different restrictions than those described below.
Share Classes	Minimum Initial Investment	Minimum Subsequent Investment
Class A, Class C and Class I	$2,000 for all accounts except: $250, if establishing an Automatic Investment Plan (“AIP”), with recurring monthly investments of at least $50	$50
Class R3, Class R4, Class R5 and Class R6	No minimum initial investment	None
Class Y	$250,000 This requirement is waived when the shares are purchased through omnibus accounts (or similar types of accounts).	None
Class F	$1,000,000 This requirement is waived when the shares are purchased through omnibus accounts (or similar types of accounts).	None
For more information, please see the “How To Buy And Sell Shares” section of the Fund’s statutory prospectus.
You may sell your shares of the Fund on those days when the New York Stock Exchange is open, typically Monday through Friday. You may sell your shares through your financial intermediary. With respect to certain accounts, you may sell your shares on the web at hartfordfunds.com, by phone by calling 1-888-843-7824, by electronic funds transfer, or by wire. In certain circumstances you will need to write to Hartford Funds to request to sell your shares. For regular mail, please send the request to Hartford Funds, P.O. Box 219060, Kansas City, MO 64121-9060. For overnight mail, please send the request to Hartford Funds, 430 W 7th Street, Suite 219060, Kansas City, MO 64105-1407.
TAX INFORMATION. The Fund’s distributions are generally taxable, and may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES. If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial professional), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial professional to recommend the Fund over another investment. Ask your financial professional or visit your financial intermediary’s website for more information.
21

Hartford International Equity Fund Summary Section
INVESTMENT OBJECTIVE. The Fund seeks long-term capital appreciation.
YOUR EXPENSES. The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below. Please contact your financial intermediary for more information regarding whether you may be required to pay a brokerage commission or other fees. You may qualify for sales charge discounts for Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in certain classes of Hartford mutual funds or in The Hartford® SMART529® College Savings Plan. More information about these and other discounts is available from your financial professional and in the “How Sales Charges Are Calculated” section beginning on page 78 of the Fund’s statutory prospectus. Descriptions of any financial intermediary specific sales charge waivers and discounts are set forth in Appendix A to the statutory prospectus.
Shareholder Fees (fees paid directly from your investment):
Share Classes	A	C	I	R3	R4	R5	R6	Y	F
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.50%	None	None	None	None	None	None	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is less)	None(1)	1.00%	None	None	None	None	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Share Classes	A	C	I	R3	R4	R5	R6	Y	F
Management fees	0.46%	0.46%	0.46%	0.46%	0.46%	0.46%	0.46%	0.46%	0.46%
Distribution and service (12b-1) fees	0.25%	1.00%	None	0.50%	0.25%	None	None	None	None
Other expenses	0.26%	0.33%	0.17%	0.30%	0.25%	0.20%	0.08%	0.14%	0.08%
Total annual fund operating expenses	0.97%	1.79%	0.63%	1.26%	0.96%	0.66%	0.54%	0.60%	0.54%
(1)
Investments of $1 million or more will not be subject to a front-end sales charge, but may be subject to a 1.00% contingent deferred sales charge.
Example. The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then, except as shown below, redeem all of your shares at the end of those periods. The example also assumes that:
•
Your investment has a 5% return each year
•
The Fund’s operating expenses remain the same
•
You reinvest all dividends and distributions.
Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Share Classes	Year 1	Year 3	Year 5	Year 10
A	$644	$842	$1,057	$1,674
C	$282	$563	$970	$2,105
I	$64	$202	$351	$786
R3	$128	$400	$692	$1,523
R4	$98	$306	$531	$1,178
R5	$67	$211	$368	$822
R6	$55	$173	$302	$677
Y	$61	$192	$335	$750
F	$55	$173	$302	$677
If you did not redeem your shares:

C	$182	$563	$970	$2,105
22

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the fiscal year ended October 31, 2023, the Fund’s portfolio turnover rate was 23% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGY. The Fund seeks to achieve its investment objective by investing at least 65% of its net assets in foreign equity securities. Under normal circumstances, the Fund invests at least 80% of its assets in equity securities or equity-related securities, including derivative investments that provide exposure to equity securities. The Fund seeks to outperform the MSCI ACWI ex USA Index. The Fund diversifies its investments among a broad range of companies in a number of different countries throughout the world, with no limit on the amount of assets that may be invested in each country. Securities in which the Fund invests are denominated in both U.S. dollars and foreign currencies and may trade in both U.S. and foreign markets. The Fund may invest in securities of companies that conduct their principal business activities in emerging markets or whose securities are traded principally on exchanges in emerging markets. The Fund may invest in companies of any market capitalization, and may trade securities actively.
The Fund seeks its investment objective by employing a multiple sleeve structure, which means the Fund has several components that are managed separately using different investment styles. Each component sleeve has a distinct investment philosophy and analytical process to identify specific securities for purchase or sale. Each of these sleeves is managed independently of each other. Wellington Management Company LLP (“Wellington Management”), the Fund’s sub-adviser, also may invest a portion of the Fund’s assets in securities that it believes may complement the risk factor biases of the other sleeves (“Risk Managed Sleeve”) and selects such securities using systematic screening methodologies. Wellington Management does not allocate a set percentage to any specific sleeve but instead seeks a flexible and diversified Fund profile. Together the strategies represent a wide range of investment philosophies that are intended to be complementary to each other, companies, industries, and market capitalizations.
Investments are deemed to be “foreign” if: (a) an issuer’s domicile or location of headquarters is in a foreign country; (b) an issuer derives a significant proportion (at least 50%) of its revenues or profits from goods produced or sold, investments made, or services performed in a foreign country or has at least 50% of its assets situated in a foreign country; (c) the principal trading market for a security is located in a foreign country; or (d) it is a foreign currency.
PRINCIPAL RISKS. The principal risks of investing in the Fund are described below. When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. As with any fund, there is no guarantee that the Fund will achieve its investment objective.
Market Risk –  Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Securities of a company may decline in value due to its financial prospects and activities, including certain operational impacts, such as data breaches and cybersecurity attacks. Securities may also decline in value due to general market and economic movements and trends, including adverse changes to credit markets, or as a result of other events such as geopolitical events, natural disasters, or widespread pandemics (such as COVID-19) or other adverse public health developments.
Foreign Investments Risk –  Investments in foreign securities may be riskier, more volatile, and less liquid than investments in U.S. securities. Differences between the U.S. and foreign regulatory regimes and securities markets, including the less stringent investor protection, less stringent accounting, corporate governance, financial reporting and disclosure standards of some foreign markets, as well as political and economic developments in foreign countries and regions and the U.S. (including the imposition of sanctions, tariffs, or other governmental restrictions), may affect the value of the Fund’s investments in foreign securities. Changes in currency exchange rates may also adversely affect the Fund’s foreign investments.
Emerging Markets Risk –  The risks related to investing in foreign securities are generally greater with respect to investments in companies that conduct their principal business activities in emerging markets or whose securities are traded principally on exchanges in emerging markets. The risks of investing in emerging markets include risks of illiquidity, increased price volatility, smaller market capitalizations, less government regulation and oversight, less extensive and less frequent accounting, financial, auditing and other reporting requirements, significant delays in settlement of trades, risk of loss resulting from problems in share registration and custody and substantial economic and political disruptions. In addition, the imposition of exchange controls (including repatriation restrictions), sanctions,
23

confiscations, trade restrictions (including tariffs) and other government restrictions by the United States and other governments may also result in losses. Frontier markets are those emerging markets that are considered to be among the smallest, least mature and least liquid, and as a result, the risks of investing in emerging markets are magnified in frontier markets.
Currency Risk –  The risk that the value of the Fund’s investments in foreign securities or currencies will be affected by the value of the applicable currency relative to the U.S. dollar. When the Fund sells a foreign currency or foreign currency denominated security, its value may be worth less in U.S. dollars even if the investment increases in value in its local market. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk, as the revenue earned by issuers of these securities may also be affected by changes in the issuer’s local currency.
Regional/Country Focus Risk –  To the extent that the Fund focuses its investments in a particular geographic region or country, the Fund may be subject to increased currency, political, regulatory, economic and other risks associated with that region or country. A natural or other disaster could occur in a geographic region in which the Fund invests, which could affect the economy or particular business operations of companies in the specific geographic region. As a result, the Fund may be subject to greater price volatility and risk of loss than a fund holding more geographically diverse investments.
Equity Risk –  The risk that the price of equity or equity related securities may decline due to changes in a company’s financial condition and overall market and economic conditions.
Mid Cap and Small Cap Securities Risk –  Investments in mid- and small-capitalization companies involve greater risks than investments in larger, more established companies. Many of these companies are young and have limited operating or business history. These securities may be subject to more abrupt or erratic price movements and may lack sufficient market liquidity, and these issuers often face greater business risks, including the risk of bankruptcy.
Large Cap Securities Risk –  The securities of large market capitalization companies may underperform other segments of the market because such companies may be less responsive to competitive challenges and opportunities and may be unable to attain high growth rates during periods of economic expansion.
Active Investment Management Risk –  The risk that, if the sub-adviser’s investment strategy does not perform as expected, the Fund could underperform its peers or lose money. Although the sub-adviser considers several factors when making investment decisions, the sub-adviser may not evaluate every factor prior to investing in a company or issuer, and the sub-adviser may determine that certain factors are more significant than others.
Asset Allocation Risk –  The risk that if the Fund’s strategy for allocating assets among different portfolio management teams does not work as intended, the Fund may not achieve its objective or may underperform other funds with similar investment strategies. The investment styles employed by the portfolio managers may not be complementary, which could adversely affect the performance of the Fund.
Quantitative Investing Risk –  The value of securities or other investments selected using quantitative analysis can perform differently from the market as a whole or from their expected performance. This may be as a result of the factors used in building the quantitative analytical framework, the weights placed on each factor, the accuracy of historical data supplied by third parties, and changing sources of market returns.
Active Trading Risk –  Active trading could increase the Fund’s transaction costs and may increase your tax liability as compared to a fund with less active trading policies. These effects may adversely affect Fund performance.
Large Shareholder Transaction Risk –  The Fund may experience adverse effects when certain large shareholders redeem or purchase large amounts of shares of the Fund. Such redemptions may cause the Fund to sell securities at times when it would not otherwise do so or borrow money (at a cost to the Fund), which may negatively impact the Fund’s performance and liquidity. Similarly, large purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs.
The Fund is subject to certain other risks. For more information regarding risks and investments, please see “Additional Information Regarding Investment Strategies and Risks” and “More Information About Risks” in the Fund’s statutory prospectus.
24

PAST PERFORMANCE. The performance information indicates the risks of investing in the Fund. Keep in mind that past performance does not indicate future results. Updated performance information is available at hartfordfunds.com. The returns in the bar chart and table:
•
Assume reinvestment of all dividends and distributions
•
Reflect the Fund’s performance when the Fund pursued a modified investment strategy prior to August 13, 2015
•
Reflect fee waivers and/or expense limitation arrangements, if any. Absent any applicable fee waivers and/or expense limitation arrangements, performance would have been lower.
The bar chart:
•
Shows how the Fund’s total return has varied from year to year
•
Returns do not include sales charges. If sales charges were reflected, returns would have been lower
•
Shows the returns of Class A shares. Returns for the Fund’s other classes differ only to the extent that the classes do not have the same expenses.
Total returns by calendar year (excludes sales charges)

During the periods shown in the chart above:	Returns	Quarter Ended
Best Quarter Return	17.90%	June 30, 2020
Worst Quarter Return	-24.23%	March 31, 2020
Average Annual Total Returns. The table below shows returns for the Fund over time compared to those of a broad-based market index. After-tax returns, which are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes, are shown only for Class A shares and will vary for other classes. Actual after-tax returns, which depend on an investor’s particular tax situation, may differ from those shown and are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
Average annual total returns for periods ending December 31, 2023 (including sales charges)
Share Classes	1 Year	5 Years	10 Years
Class A – Return Before Taxes	8.55%	5.42%	3.08%
– Return After Taxes on Distributions	8.24%	5.05%	2.67%
– Return After Taxes on Distributions and Sale of Fund Shares	5.64%	4.40%	2.49%
Share Classes (Return Before Taxes)
Class C	12.87%	5.78%	2.87%
Class I	15.15%	6.98%	4.02%
Class R3	14.43%	6.32%	3.38%
Class R4	14.89%	6.65%	3.68%
Class R5	15.16%	6.95%	3.98%
Class R6*	15.28%	7.06%	4.17%
Class Y	15.22%	6.97%	4.08%
Class F*	15.27%	7.08%	4.11%
MSCI ACWI ex USA Index (Net) (reflects reinvested dividends net of withholding taxes but reflects no deduction for fees, expenses or other taxes)	15.62%	7.08%	3.83%
25

*
Class R6 shares commenced operations on February 28, 2018 and performance prior to that date is that of the Fund’s Class Y shares. Class F shares commenced operations on February 28, 2017 and performance prior to that date is that of the Fund’s Class I shares. Performance prior to an inception date of a class has not been adjusted to reflect the operating expenses of such class.
MANAGEMENT. The Fund’s investment manager is Hartford Funds Management Company, LLC. The Fund’s sub-adviser is Wellington Management. The Fund employs a multiple portfolio manager structure. The portfolio managers with the most significant responsibilities are set forth below.
Portfolio Manager	Title	Involved with Fund Since
Gregg R. Thomas, CFA	Senior Managing Director and Director, Investment Strategy	2013
Thomas S. Simon, CFA, FRM	Senior Managing Director and Portfolio Manager	2015
PURCHASE AND SALE OF FUND SHARES. Classes A, C, and I of the Fund are closed to new investors until the opening of business on March 20, 2024. Effective as of the opening of business on March 20, 2024, Classes A, C, and I of the Fund will no longer be closed to new investors and will be available for purchase by all eligible investors. No purchases of a closed share class are allowed, other than as follows: (i) purchases by shareholders of record of the Fund as of March 30, 2018 to add to their existing Fund accounts through subsequent purchases, through conversions of their shares for another share class in the Fund, or through exchanges from other Hartford mutual funds; (ii) purchases by shareholders of the Fund through reinvestment of dividends or capital gains distributions; (iii) purchases by existing shareholders, or exchanges into the Fund by shareholders of other Hartford mutual funds, through participation in broker/dealer wrap fee programs (i.e., certain approved broker/dealer wrap fee programs can place new shareholders into the Fund); (iv) purchases by qualified employee benefit plans, such as 401(k), 403(b), 457 plans and health savings account programs (and their successor, related and affiliated plans) that have made the Fund available to participants on or before March 30, 2018; (v) purchases by certain financial institutions or financial intermediary firms that have been approved by Hartford Funds Distributors, LLC to purchase shares of the Fund on behalf of their client; (vi) purchases, including through reinvestment of dividends or capital gains distributions, by any shareholder who receives shares of the Fund as part of a reorganization; (vii) purchases through new accounts established with existing shares of the Fund by transfer, such as transfers as a result of death; and (viii) purchases through an approved broker-dealer by: employees of Hartford Funds Management Company, LLC and its affiliates, employees of Wellington Management, and directors of The Hartford Mutual Funds, Inc. Please see the section entitled “Classes of Shares” in the Fund’s statutory prospectus for more information.
Not all share classes are available for all investors. Minimum investment amounts may be waived for certain accounts. Certain financial intermediaries may impose different restrictions than those described below.
Share Classes	Minimum Initial Investment	Minimum Subsequent Investment
Class A, Class C and Class I	$2,000 for all accounts except: $250, if establishing an Automatic Investment Plan (“AIP”), with recurring monthly investments of at least $50	$50
Class R3, Class R4, Class R5 and Class R6	No minimum initial investment	None
Class Y	$250,000 This requirement is waived when the shares are purchased through omnibus accounts (or similar types of accounts).	None
Class F	$1,000,000 This requirement is waived when the shares are purchased through omnibus accounts (or similar types of accounts).	None
For more information, please see the “How To Buy And Sell Shares” section of the Fund’s statutory prospectus.
You may sell your shares of the Fund on those days when the New York Stock Exchange is open, typically Monday through Friday. You may sell your shares through your financial intermediary. With respect to certain accounts, you may sell your shares on the web at hartfordfunds.com, by phone by calling 1-888-843-7824, by electronic funds transfer, or by wire. In certain circumstances you will need to write to Hartford Funds to request to sell your shares. For regular mail, please send the request to Hartford Funds, P.O. Box 219060, Kansas City, MO 64121-9060. For overnight mail, please send the request to Hartford Funds, 430 W 7th Street, Suite 219060, Kansas City, MO 64105-1407.
26

TAX INFORMATION. The Fund’s distributions are generally taxable, and may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES. If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial professional), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial professional to recommend the Fund over another investment. Ask your financial professional or visit your financial intermediary’s website for more information.
27

The Hartford International Growth Fund Summary Section
INVESTMENT OBJECTIVE. The Fund seeks capital appreciation.
YOUR EXPENSES. The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below. Please contact your financial intermediary for more information regarding whether you may be required to pay a brokerage commission or other fees. You may qualify for sales charge discounts for Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in certain classes of Hartford mutual funds or in The Hartford® SMART529® College Savings Plan. More information about these and other discounts is available from your financial professional and in the “How Sales Charges Are Calculated” section beginning on page 78 of the Fund’s statutory prospectus. Descriptions of any financial intermediary specific sales charge waivers and discounts are set forth in Appendix A to the statutory prospectus.
Shareholder Fees (fees paid directly from your investment):
Share Classes	A	C	I	R3	R4	R5	R6	Y	F
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.50%	None	None	None	None	None	None	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is less)	None(1)	1.00%	None	None	None	None	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Share Classes	A	C	I	R3	R4	R5	R6	Y	F
Management fees	0.79%	0.79%	0.79%	0.79%	0.79%	0.79%	0.79%	0.79%	0.79%
Distribution and service (12b-1) fees	0.25%	1.00%	None	0.50%	0.25%	None	None	None	None
Other expenses	0.30%	0.35%	0.21%	0.32%	0.27%	0.18%	0.10%	0.21%	0.10%
Total annual fund operating expenses	1.34%	2.14%	1.00%	1.61%	1.31%	0.97%	0.89%	1.00%	0.89%
Fee waiver and/or expense reimbursement(2)	0.04%	0.09%	0.02%	0.04%	0.04%	0.00%	0.04%	0.05%	0.04%
Total annual fund operating expenses after fee waiver and/or expense reimbursement(2)	1.30%	2.05%	0.98%	1.57%	1.27%	0.97%	0.85%	0.95%	0.85%
(1)
Investments of $1 million or more will not be subject to a front-end sales charge, but may be subject to a 1.00% contingent deferred sales charge.
(2)
Hartford Funds Management Company, LLC (the “Investment Manager”) has contractually agreed to reimburse expenses (exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to limit total annual fund operating expenses as follows: 1.30% (Class A), 2.05% (Class C), 0.98% (Class I), 1.57% (Class R3), 1.27% (Class R4), 1.00% (Class R5), 0.85% (Class R6), 0.95% (Class Y), and 0.85% (Class F). This contractual arrangement will remain in effect until February 28, 2025 unless the Board of Directors of The Hartford Mutual Funds, Inc. approves its earlier termination.
Example. The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then, except as shown below, redeem all of your shares at the end of those periods. The example also assumes that:
•
Your investment has a 5% return each year
•
The Fund’s operating expenses remain the same (except that the example reflects the fee waiver and/or expense reimbursement arrangement reflected in the table above for only the first year)
•
You reinvest all dividends and distributions.
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Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Share Classes	Year 1	Year 3	Year 5	Year 10
A	$675	$947	$1,240	$2,071
C	$308	$661	$1,141	$2,465
I	$100	$316	$551	$1,223
R3	$160	$504	$872	$1,908
R4	$129	$411	$714	$1,575
R5	$99	$309	$536	$1,190
R6	$87	$280	$489	$1,092
Y	$97	$313	$548	$1,220
F	$87	$280	$489	$1,092
If you did not redeem your shares:

C	$208	$661	$1,141	$2,465
Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the fiscal year ended October 31, 2023, the Fund’s portfolio turnover rate was 20% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGY. The Fund seeks to achieve its investment objective by investing in companies that Wellington Management Company LLP (“Wellington Management”) believes are globally competitive and exhibit the potential for growth. Under normal circumstances, the Fund invests at least 65% of its net assets in equity securities, including non-dollar securities, of foreign issuers. The Fund diversifies its investments among a number of different sectors and countries throughout the world, with no limit on the amount of assets that may be invested in each sector or country. Although some consideration is given to ensuring sector and country diversification, allocation of investments among sectors and countries is primarily the result of security selection. The Fund may invest in securities of companies that conduct their principal business activities in emerging markets or whose securities are traded principally on exchanges in emerging markets as a percentage of its net assets up to the greater of: (a) 30% or (b) the weight of emerging markets in the MSCI ACWI ex USA Growth Index plus 15%. The Fund may invest in securities of any market capitalization, but tends to focus on companies with market capitalizations greater than $3 billion. Based on market or economic conditions, the Fund may, through its normal bottom-up stock selection process, focus in one or more sectors of the market. The Fund typically employs a focused portfolio investing style (i.e., a portfolio consisting of a relatively small number of holdings).
PRINCIPAL RISKS. The principal risks of investing in the Fund are described below. When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. As with any fund, there is no guarantee that the Fund will achieve its investment objective.
Market Risk –  Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Securities of a company may decline in value due to its financial prospects and activities, including certain operational impacts, such as data breaches and cybersecurity attacks. Securities may also decline in value due to general market and economic movements and trends, including adverse changes to credit markets, or as a result of other events such as geopolitical events, natural disasters, or widespread pandemics (such as COVID-19) or other adverse public health developments.
Foreign Investments Risk –  Investments in foreign securities may be riskier, more volatile, and less liquid than investments in U.S. securities. Differences between the U.S. and foreign regulatory regimes and securities markets, including the less stringent investor protection, less stringent accounting, corporate governance, financial reporting and disclosure standards of some foreign markets, as well as political and economic developments in foreign countries and regions and the U.S. (including the imposition of sanctions, tariffs, or other governmental restrictions), may affect the value of the Fund’s investments in foreign securities. Changes in currency exchange rates may also adversely affect the Fund’s foreign investments.
29

Emerging Markets Risk –  The risks related to investing in foreign securities are generally greater with respect to investments in companies that conduct their principal business activities in emerging markets or whose securities are traded principally on exchanges in emerging markets. The risks of investing in emerging markets include risks of illiquidity, increased price volatility, smaller market capitalizations, less government regulation and oversight, less extensive and less frequent accounting, financial, auditing and other reporting requirements, significant delays in settlement of trades, risk of loss resulting from problems in share registration and custody and substantial economic and political disruptions. In addition, the imposition of exchange controls (including repatriation restrictions), sanctions, confiscations, trade restrictions (including tariffs) and other government restrictions by the United States and other governments may also result in losses. Frontier markets are those emerging markets that are considered to be among the smallest, least mature and least liquid, and as a result, the risks of investing in emerging markets are magnified in frontier markets.
Currency Risk –  The risk that the value of the Fund’s investments in foreign securities or currencies will be affected by the value of the applicable currency relative to the U.S. dollar. When the Fund sells a foreign currency or foreign currency denominated security, its value may be worth less in U.S. dollars even if the investment increases in value in its local market. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk, as the revenue earned by issuers of these securities may also be affected by changes in the issuer’s local currency.
Regional/Country Focus Risk –  To the extent that the Fund focuses its investments in a particular geographic region or country, the Fund may be subject to increased currency, political, regulatory, economic and other risks associated with that region or country. A natural or other disaster could occur in a geographic region in which the Fund invests, which could affect the economy or particular business operations of companies in the specific geographic region. As a result, the Fund may be subject to greater price volatility and risk of loss than a fund holding more geographically diverse investments.
Equity Risk –  The risk that the price of equity or equity related securities may decline due to changes in a company’s financial condition and overall market and economic conditions.
Mid-Cap Securities Risk –  The securities of mid-capitalization companies generally trade in lower volumes and are generally subject to greater and less predictable price changes than the securities of larger capitalization companies.
Large Cap Securities Risk –  The securities of large market capitalization companies may underperform other segments of the market because such companies may be less responsive to competitive challenges and opportunities and may be unable to attain high growth rates during periods of economic expansion.
Growth Investing Style Risk –  If the sub-adviser incorrectly assesses a company’s prospects for growth or how other investors will value the company’s growth, then the price of the company’s stock may decrease, or may not increase to the level anticipated by the sub-adviser. In addition, growth stocks may be more volatile than other stocks because they are more sensitive to investors’ perceptions of the issuing company’s growth potential. Also, the growth investing style may over time go in and out of favor. At times when the investing style used by the Fund is out of favor, the Fund may underperform other equity funds that use different investing styles.
Active Investment Management Risk –  The risk that, if the sub-adviser’s investment strategy does not perform as expected, the Fund could underperform its peers or lose money. Although the sub-adviser considers several factors when making investment decisions, the sub-adviser may not evaluate every factor prior to investing in a company or issuer, and the sub-adviser may determine that certain factors are more significant than others.
Sector Risk –  To the extent the Fund invests more heavily in a particular sector or sectors, its performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors may be more volatile, and may perform differently, from the broader market.
Focused Portfolio Risk –  Because the Fund may invest in a limited number of companies, the Fund is subject to greater risk of loss if any of those securities decline in price.
Volatility Risk –  The Fund’s investments may fluctuate in value over a short period of time. This may cause the Fund’s net asset value per share to experience significant changes in value over short periods of time.
30

Liquidity Risk –  The risk that the market for a particular investment or type of investment is or becomes relatively illiquid, making it difficult for the Fund to sell that investment at an advantageous time or price. Illiquidity may be due to events relating to the issuer of the securities, market events, rising interest rates, economic conditions or investor perceptions. Illiquid securities may be difficult to value and their value may be lower than the market price of comparable liquid securities, which would negatively affect the Fund’s performance.
Large Shareholder Transaction Risk –  The Fund may experience adverse effects when certain large shareholders redeem or purchase large amounts of shares of the Fund. Such redemptions may cause the Fund to sell securities at times when it would not otherwise do so or borrow money (at a cost to the Fund), which may negatively impact the Fund’s performance and liquidity. Similarly, large purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs.
The Fund is subject to certain other risks. For more information regarding risks and investments, please see “Additional Information Regarding Investment Strategies and Risks” and “More Information About Risks” in the Fund’s statutory prospectus.
PAST PERFORMANCE. The performance information indicates the risks of investing in the Fund. Keep in mind that past performance does not indicate future results. Updated performance information is available at hartfordfunds.com. The returns in the bar chart and table:
•
Assume reinvestment of all dividends and distributions
•
Reflect fee waivers and/or expense limitation arrangements, if any. Absent any applicable fee waivers and/or expense limitation arrangements, performance would have been lower.
The bar chart:
•
Shows how the Fund’s total return has varied from year to year
•
Returns do not include sales charges. If sales charges were reflected, returns would have been lower
•
Shows the returns of Class A shares. Returns for the Fund’s other classes differ only to the extent that the classes do not have the same expenses.
Total returns by calendar year (excludes sales charges)

During the periods shown in the chart above:	Returns	Quarter Ended
Best Quarter Return	20.99%	June 30, 2020
Worst Quarter Return	-19.70%	June 30, 2022
Average Annual Total Returns. The table below shows returns for the Fund over time compared to those of two indices. The MSCI ACWI ex USA Growth Index (Net) serves as the Fund’s performance index because the Fund’s investment manager believes it is more representative of the Fund’s investment strategy. The MSCI ACWI ex USA Index (Net) serves as the Fund’s regulatory index and provides a broad measure of market performance. After-tax returns, which are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes, are shown only for Class A shares and will vary for other classes. Actual after-tax returns, which depend on an investor’s particular tax situation, may differ from those shown and are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
31

Average annual total returns for periods ending December 31, 2023 (including sales charges)
Share Classes	1 Year	5 Years	10 Years
Class A – Return Before Taxes	11.92%	5.49%	3.47%
– Return After Taxes on Distributions	12.00%	5.36%	3.21%
– Return After Taxes on Distributions and Sale of Fund Shares	7.34%	4.44%	2.82%
Share Classes (Return Before Taxes)
Class C	16.51%	5.89%	3.28%
Class I	18.77%	7.03%	4.39%
Class R3	18.11%	6.40%	3.79%
Class R4	18.46%	6.71%	4.11%
Class R5	18.77%	7.05%	4.42%
Class R6*	18.92%	7.17%	4.52%
Class Y	18.78%	7.06%	4.45%
Class F*	18.99%	7.17%	4.48%
MSCI ACWI ex USA Growth Index (Net) (reflects reinvested dividends net of withholding taxes but reflects no deduction for fees, expenses or other taxes)	14.03%	7.49%	4.55%
MSCI ACWI ex USA Index (Net) (reflects reinvested dividends net of withholding taxes but reflects no deduction for fees, expenses or other taxes)	15.62%	7.08%	3.83%
*
Class R6 shares commenced operations on February 28, 2018 and performance prior to that date is that of the Fund’s Class Y shares. Class F shares commenced operations on February 28, 2017 and performance prior to that date is that of the Fund’s Class I shares. Performance prior to an inception date of a class has not been adjusted to reflect the operating expenses of such class.
MANAGEMENT. The Fund’s investment manager is Hartford Funds Management Company, LLC. The Fund’s sub-adviser is Wellington Management.
Portfolio Manager	Title	Involved with Fund Since
Matthew D. Hudson, CFA	Senior Managing Director and Equity Portfolio Manager	2018
PURCHASE AND SALE OF FUND SHARES. Not all share classes are available for all investors. Minimum investment amounts may be waived for certain accounts. Certain financial intermediaries may impose different restrictions than those described below.
Share Classes	Minimum Initial Investment	Minimum Subsequent Investment
Class A, Class C and Class I	$2,000 for all accounts except: $250, if establishing an Automatic Investment Plan (“AIP”), with recurring monthly investments of at least $50	$50
Class R3, Class R4, Class R5 and Class R6	No minimum initial investment	None
Class Y	$250,000 This requirement is waived when the shares are purchased through omnibus accounts (or similar types of accounts).	None
Class F	$1,000,000 This requirement is waived when the shares are purchased through omnibus accounts (or similar types of accounts).	None
For more information, please see the “How To Buy And Sell Shares” section of the Fund’s statutory prospectus.
You may sell your shares of the Fund on those days when the New York Stock Exchange is open, typically Monday through Friday. You may sell your shares through your financial intermediary. With respect to certain accounts, you may sell your shares on the web at hartfordfunds.com, by phone by calling 1-888-843-7824, by electronic funds transfer, or by wire. In certain circumstances you will need to write to Hartford Funds to request to sell your shares. For regular mail, please send the request to Hartford Funds, P.O. Box 219060, Kansas City, MO 64121-9060. For overnight mail, please send the request to Hartford Funds, 430 W 7th Street, Suite 219060, Kansas City, MO 64105-1407.
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TAX INFORMATION. The Fund’s distributions are generally taxable, and may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES. If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial professional), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial professional to recommend the Fund over another investment. Ask your financial professional or visit your financial intermediary’s website for more information.
33

The Hartford International Opportunities Fund Summary Section
INVESTMENT OBJECTIVE. The Fund seeks long-term growth of capital.
YOUR EXPENSES. The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below. Please contact your financial intermediary for more information regarding whether you may be required to pay a brokerage commission or other fees. You may qualify for sales charge discounts for Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in certain classes of Hartford mutual funds or in The Hartford® SMART529® College Savings Plan. More information about these and other discounts is available from your financial professional and in the “How Sales Charges Are Calculated” section beginning on page 78 of the Fund’s statutory prospectus. Descriptions of any financial intermediary specific sales charge waivers and discounts are set forth in Appendix A to the statutory prospectus.
Shareholder Fees (fees paid directly from your investment):
Share Classes	A	C	I	R3	R4	R5	R6	Y	F
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.50%	None	None	None	None	None	None	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is less)	None(1)	1.00%	None	None	None	None	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Share Classes	A	C	I	R3	R4	R5	R6	Y	F
Management fees	0.65%	0.65%	0.65%	0.65%	0.65%	0.65%	0.65%	0.65%	0.65%
Distribution and service (12b-1) fees	0.25%	1.00%	None	0.50%	0.25%	None	None	None	None
Other expenses	0.19%	0.21%	0.14%	0.26%	0.20%	0.14%	0.04%	0.14%	0.04%
Acquired fund fees and expenses	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%
Total annual fund operating expenses(2)	1.10%	1.87%	0.80%	1.42%	1.11%	0.80%	0.70%	0.80%	0.70%
(1)
Investments of $1 million or more will not be subject to a front-end sales charge, but may be subject to a 1.00% contingent deferred sales charge.
(2)
“Total annual fund operating expenses” do not correlate to the ratio of expenses to average net assets that is disclosed in the Fund’s annual report in the financial highlights table, which reflects the operating expenses of the Fund and does not include acquired fund fees and expenses.
Example. The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then, except as shown below, redeem all of your shares at the end of those periods. The example also assumes that:
•
Your investment has a 5% return each year
•
The Fund’s operating expenses remain the same
•
You reinvest all dividends and distributions.
34

Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Share Classes	Year 1	Year 3	Year 5	Year 10
A	$656	$880	$1,123	$1,816
C	$290	$588	$1,011	$2,190
I	$82	$255	$444	$990
R3	$145	$449	$776	$1,702
R4	$113	$353	$612	$1,352
R5	$82	$255	$444	$990
R6	$72	$224	$390	$871
Y	$82	$255	$444	$990
F	$72	$224	$390	$871
If you did not redeem your shares:

C	$190	$588	$1,011	$2,190
Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the fiscal year ended October 31, 2023, the Fund’s portfolio turnover rate was 68% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGY. The Fund normally invests at least 65% of its net assets in equity securities, including non-dollar securities, of foreign issuers. The Fund diversifies its investments among a number of different countries throughout the world, with no limit on the amount of assets that may be invested in each country. The securities in which the Fund invests are denominated in both U.S. dollars and foreign currencies and generally are traded in foreign markets. The Fund may invest in companies domiciled in emerging markets as a percentage of its net assets up to the greater of: (a) 25% or (b) the weight of emerging markets in the MSCI ACWI ex USA Index plus 10%. The Fund may invest in opportunities across the market capitalization spectrum, but under normal circumstances invests primarily in mid and large capitalization companies.
The sub-adviser, Wellington Management Company LLP (“Wellington Management”), seeks to invest in companies with underappreciated assets, improving return on capital and/or stocks that it believes are mispriced by the market due to short-term issues. Wellington Management conducts fundamental research on individual companies to identify securities for purchase or sale. As part of its fundamental analysis, Wellington Management may evaluate, for example, a company’s business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of value. Wellington Management also may consider financially material environmental, social, and/or governance (“ESG”) characteristics (where available for a company) to assess the risk and return potential of a company. Portfolio construction is driven primarily by bottom-up stock selection, with region, country and sector weightings being secondary factors. Based on market or economic conditions, the Fund may, through its normal bottom-up stock selection process, focus in one or more sectors of the market.
PRINCIPAL RISKS. The principal risks of investing in the Fund are described below. When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. As with any fund, there is no guarantee that the Fund will achieve its investment objective.
Market Risk –  Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Securities of a company may decline in value due to its financial prospects and activities, including certain operational impacts, such as data breaches and cybersecurity attacks. Securities may also decline in value due to general market and economic movements and trends, including adverse changes to credit markets, or as a result of other events such as geopolitical events, natural disasters, or widespread pandemics (such as COVID-19) or other adverse public health developments.
Foreign Investments Risk –  Investments in foreign securities may be riskier, more volatile, and less liquid than investments in U.S. securities. Differences between the U.S. and foreign regulatory regimes and securities markets, including the less stringent investor protection, less stringent accounting, corporate governance, financial reporting
35

and disclosure standards of some foreign markets, as well as political and economic developments in foreign countries and regions and the U.S. (including the imposition of sanctions, tariffs, or other governmental restrictions), may affect the value of the Fund’s investments in foreign securities. Changes in currency exchange rates may also adversely affect the Fund’s foreign investments.
Emerging Markets Risk –  The risks related to investing in foreign securities are generally greater with respect to investments in companies that conduct their principal business activities in emerging markets or whose securities are traded principally on exchanges in emerging markets. The risks of investing in emerging markets include risks of illiquidity, increased price volatility, smaller market capitalizations, less government regulation and oversight, less extensive and less frequent accounting, financial, auditing and other reporting requirements, significant delays in settlement of trades, risk of loss resulting from problems in share registration and custody and substantial economic and political disruptions. In addition, the imposition of exchange controls (including repatriation restrictions), sanctions, confiscations, trade restrictions (including tariffs) and other government restrictions by the United States and other governments may also result in losses. Frontier markets are those emerging markets that are considered to be among the smallest, least mature and least liquid, and as a result, the risks of investing in emerging markets are magnified in frontier markets.
Currency Risk –  The risk that the value of the Fund’s investments in foreign securities or currencies will be affected by the value of the applicable currency relative to the U.S. dollar. When the Fund sells a foreign currency or foreign currency denominated security, its value may be worth less in U.S. dollars even if the investment increases in value in its local market. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk, as the revenue earned by issuers of these securities may also be affected by changes in the issuer’s local currency.
Equity Risk –  The risk that the price of equity or equity related securities may decline due to changes in a company’s financial condition and overall market and economic conditions.
Mid-Cap Securities Risk –  The securities of mid-capitalization companies generally trade in lower volumes and are generally subject to greater and less predictable price changes than the securities of larger capitalization companies.
Large Cap Securities Risk –  The securities of large market capitalization companies may underperform other segments of the market because such companies may be less responsive to competitive challenges and opportunities and may be unable to attain high growth rates during periods of economic expansion.
Active Investment Management Risk –  The risk that, if the sub-adviser’s investment strategy does not perform as expected, the Fund could underperform its peers or lose money. Although the sub-adviser considers several factors when making investment decisions, the sub-adviser may not evaluate every factor prior to investing in a company or issuer, and the sub-adviser may determine that certain factors are more significant than others.
Sector Risk –  To the extent the Fund invests more heavily in a particular sector or sectors, its performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors may be more volatile, and may perform differently, from the broader market.
Regional/Country Focus Risk –  To the extent that the Fund focuses its investments in a particular geographic region or country, the Fund may be subject to increased currency, political, regulatory, economic and other risks associated with that region or country. A natural or other disaster could occur in a geographic region in which the Fund invests, which could affect the economy or particular business operations of companies in the specific geographic region. As a result, the Fund may be subject to greater price volatility and risk of loss than a fund holding more geographically diverse investments.
ESG Integration Risk –  Integrating financially material ESG analysis into the investment process carries the risk that the Fund may perform differently from funds that do not integrate ESG into their analysis, or funds that evaluate different ESG characteristics. ESG characteristics are one of several factors that may be considered and as a result, the Fund’s investments may not have favorable ESG characteristics or high ESG ratings.
Large Shareholder Transaction Risk –  The Fund may experience adverse effects when certain large shareholders redeem or purchase large amounts of shares of the Fund. Such redemptions may cause the Fund to sell securities at times when it would not otherwise do so or borrow money (at a cost to the Fund), which may negatively impact the Fund’s performance and liquidity. Similarly, large purchases may adversely affect the Fund’s performance to the extent
36

that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs.
The Fund is subject to certain other risks. For more information regarding risks and investments, please see “Additional Information Regarding Investment Strategies and Risks” and “More Information About Risks” in the Fund’s statutory prospectus.
PAST PERFORMANCE. The performance information indicates the risks of investing in the Fund. Keep in mind that past performance does not indicate future results. Updated performance information is available at hartfordfunds.com. The returns in the bar chart and table:
•
Assume reinvestment of all dividends and distributions
•
Reflect fee waivers and/or expense limitation arrangements, if any. Absent any applicable fee waivers and/or expense limitation arrangements, performance would have been lower.
The bar chart:
•
Shows how the Fund’s total return has varied from year to year
•
Returns do not include sales charges. If sales charges were reflected, returns would have been lower
•
Shows the returns of Class A shares. Returns for the Fund’s other classes differ only to the extent that the classes do not have the same expenses.
Total returns by calendar year (excludes sales charges)

During the periods shown in the chart above:	Returns	Quarter Ended
Best Quarter Return	20.80%	June 30, 2020
Worst Quarter Return	-22.01%	March 31, 2020
Average Annual Total Returns. The table below shows returns for the Fund over time compared to those of a broad-based market index. After-tax returns, which are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes, are shown only for Class A shares and will vary for other classes. Actual after-tax returns, which depend on an investor’s particular tax situation, may differ from those shown and are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
37

Average annual total returns for periods ending December 31, 2023 (including sales charges)
Share Classes	1 Year	5 Years	10 Years
Class A – Return Before Taxes	5.41%	6.91%	3.17%
– Return After Taxes on Distributions	5.22%	6.38%	2.34%
– Return After Taxes on Distributions and Sale of Fund Shares	3.61%	5.61%	2.46%
Share Classes (Return Before Taxes)
Class C	9.70%	7.30%	2.98%
Class I	11.85%	8.46%	4.09%
Class R3	11.15%	7.79%	3.46%
Class R4	11.44%	8.11%	3.77%
Class R5	11.86%	8.46%	4.08%
Class R6*	11.94%	8.56%	4.19%
Class Y	11.83%	8.48%	4.14%
Class F*	11.95%	8.57%	4.16%
MSCI ACWI ex USA Index (Net) (reflects reinvested dividends net of withholding taxes but reflects no deduction for fees, expenses or other taxes)	15.62%	7.08%	3.83%
*
Class R6 shares commenced operations on November 7, 2014 and performance prior to that date is that of the Fund’s Class Y shares. Class F shares commenced operations on February 28, 2017 and performance prior to that date is that of the Fund’s Class I shares. Performance prior to an inception date of a class has not been adjusted to reflect the operating expenses of such class.
MANAGEMENT. The Fund’s investment manager is Hartford Funds Management Company, LLC. The Fund’s sub-adviser is Wellington Management.
Portfolio Manager	Title	Involved with Fund Since
Tara C. Stilwell, CFA	Senior Managing Director and Equity Portfolio Manager	2008
Nicolas M. Choumenkovitch*	Senior Managing Director and Equity Portfolio Manager	2000
*
Nicolas M. Choumenkovitch announced his plan to retire and withdraw from the partnership of Wellington Management’s parent company, and effective June 30, 2024, he will no longer serve as a portfolio manager for the Fund. Mr. Choumenkovitch’s portfolio management responsibilities will transition to Tara C. Stilwell, CFA in the months leading up to his departure.
PURCHASE AND SALE OF FUND SHARES. Not all share classes are available for all investors. Minimum investment amounts may be waived for certain accounts. Certain financial intermediaries may impose different restrictions than those described below.
Share Classes	Minimum Initial Investment	Minimum Subsequent Investment
Class A, Class C and Class I	$2,000 for all accounts except: $250, if establishing an Automatic Investment Plan (“AIP”), with recurring monthly investments of at least $50	$50
Class R3, Class R4, Class R5 and Class R6	No minimum initial investment	None
Class Y	$250,000 This requirement is waived when the shares are purchased through omnibus accounts (or similar types of accounts).	None
Class F	$1,000,000 This requirement is waived when the shares are purchased through omnibus accounts (or similar types of accounts).	None
For more information, please see the “How To Buy And Sell Shares” section of the Fund’s statutory prospectus.
You may sell your shares of the Fund on those days when the New York Stock Exchange is open, typically Monday through Friday. You may sell your shares through your financial intermediary. With respect to certain accounts, you may sell your shares on the web at hartfordfunds.com, by phone by calling 1-888-843-7824, by electronic funds
38

transfer, or by wire. In certain circumstances you will need to write to Hartford Funds to request to sell your shares. For regular mail, please send the request to Hartford Funds, P.O. Box 219060, Kansas City, MO 64121-9060. For overnight mail, please send the request to Hartford Funds, 430 W 7th Street, Suite 219060, Kansas City, MO 64105-1407.
TAX INFORMATION. The Fund’s distributions are generally taxable, and may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES. If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial professional), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial professional to recommend the Fund over another investment. Ask your financial professional or visit your financial intermediary’s website for more information.
39

The Hartford International Value Fund Summary Section
INVESTMENT OBJECTIVE. The Fund seeks long-term total return.
YOUR EXPENSES. The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below. Please contact your financial intermediary for more information regarding whether you may be required to pay a brokerage commission or other fees. You may qualify for sales charge discounts for Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in certain classes of Hartford mutual funds or in The Hartford® SMART529® College Savings Plan. More information about these and other discounts is available from your financial professional and in the “How Sales Charges Are Calculated” section beginning on page 78 of the Fund’s statutory prospectus. Descriptions of any financial intermediary specific sales charge waivers and discounts are set forth in Appendix A to the statutory prospectus.
Shareholder Fees (fees paid directly from your investment):
Share Classes	A	C	I	R3	R4	R5	R6	Y	F
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.50%	None	None	None	None	None	None	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is less)	None(1)	1.00%	None	None	None	None	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Share Classes	A	C	I	R3	R4	R5	R6	Y	F
Management fees	0.77%	0.77%	0.77%	0.77%	0.77%	0.77%	0.77%	0.77%	0.77%
Distribution and service (12b-1) fees	0.25%	1.00%	None	0.50%	0.25%	None	None	None	None
Other expenses	0.16%	0.17%	0.14%	0.26%	0.21%	0.14%	0.04%	0.12%	0.04%
Total annual fund operating expenses	1.18%	1.94%	0.91%	1.53%	1.23%	0.91%	0.81%	0.89%	0.81%
(1)
Investments of $1 million or more will not be subject to a front-end sales charge, but may be subject to a 1.00% contingent deferred sales charge.
Example. The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then, except as shown below, redeem all of your shares at the end of those periods. The example also assumes that:
•
Your investment has a 5% return each year
•
The Fund’s operating expenses remain the same
•
You reinvest all dividends and distributions.
Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Share Classes	Year 1	Year 3	Year 5	Year 10
A	$664	$904	$1,163	$1,903
C	$297	$609	$1,047	$2,264
I	$93	$290	$504	$1,120
R3	$156	$483	$834	$1,824
R4	$125	$390	$676	$1,489
R5	$93	$290	$504	$1,120
R6	$83	$259	$450	$1,002
Y	$91	$284	$493	$1,096
F	$83	$259	$450	$1,002
If you did not redeem your shares:

C	$197	$609	$1,047	$2,264
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Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the fiscal year ended October 31, 2023, the Fund’s portfolio turnover rate was 25% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the Fund invests at least 65% of its net assets in equity securities of foreign issuers, including non-dollar securities and securities of emerging market issuers. The sub-adviser, Wellington Management Company LLP (“Wellington Management”), applies a contrarian approach and uses fundamental analysis to screen for companies it believes represent attractive investments due to low price, low valuation and/or low market expectations. Wellington Management focuses on stocks that trade at a discount to market value that it believes are undervalued. Wellington Management also may consider financially material environmental, social, and/or governance (“ESG”) characteristics (where available for a company) to assess the risk and return potential of a company. The Fund may invest among a number of different sectors and countries throughout the world with no limit on the amount of assets that may be invested in any one sector or country. The Fund may invest in securities of issuers of any market capitalization, including small capitalization securities. The Fund may invest up to 25% of its net assets in issuers that conduct their principal business activities in emerging markets or whose securities are traded principally on exchanges in emerging markets. Based on market or economic conditions, the Fund may, through its normal bottom-up stock selection process, focus in one or more sectors of the market.
The Fund may also enter into exchange-traded or over-the-counter derivative transactions, including but not limited to, futures contracts and foreign exchange forwards. The Fund may enter into these transactions for hedging purposes, to gain exposure to certain issuers or market sectors, and/or to equitize cash.
PRINCIPAL RISKS. The principal risks of investing in the Fund are described below. When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. As with any fund, there is no guarantee that the Fund will achieve its investment objective.
Market Risk –  Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Securities of a company may decline in value due to its financial prospects and activities, including certain operational impacts, such as data breaches and cybersecurity attacks. Securities may also decline in value due to general market and economic movements and trends, including adverse changes to credit markets, or as a result of other events such as geopolitical events, natural disasters, or widespread pandemics (such as COVID-19) or other adverse public health developments.
Foreign Investments Risk –  Investments in foreign securities may be riskier, more volatile, and less liquid than investments in U.S. securities. Differences between the U.S. and foreign regulatory regimes and securities markets, including the less stringent investor protection, less stringent accounting, corporate governance, financial reporting and disclosure standards of some foreign markets, as well as political and economic developments in foreign countries and regions and the U.S. (including the imposition of sanctions, tariffs, or other governmental restrictions), may affect the value of the Fund’s investments in foreign securities. Changes in currency exchange rates may also adversely affect the Fund’s foreign investments.
Emerging Markets Risk –  The risks related to investing in foreign securities are generally greater with respect to investments in companies that conduct their principal business activities in emerging markets or whose securities are traded principally on exchanges in emerging markets. The risks of investing in emerging markets include risks of illiquidity, increased price volatility, smaller market capitalizations, less government regulation and oversight, less extensive and less frequent accounting, financial, auditing and other reporting requirements, significant delays in settlement of trades, risk of loss resulting from problems in share registration and custody and substantial economic and political disruptions. In addition, the imposition of exchange controls (including repatriation restrictions), sanctions, confiscations, trade restrictions (including tariffs) and other government restrictions by the United States and other governments may also result in losses. Frontier markets are those emerging markets that are considered to be among the smallest, least mature and least liquid, and as a result, the risks of investing in emerging markets are magnified in frontier markets.
41

Currency Risk –  The risk that the value of the Fund’s investments in foreign securities or currencies will be affected by the value of the applicable currency relative to the U.S. dollar. When the Fund sells a foreign currency or foreign currency denominated security, its value may be worth less in U.S. dollars even if the investment increases in value in its local market. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk, as the revenue earned by issuers of these securities may also be affected by changes in the issuer’s local currency.
Value Investing Style Risk –  Using a value investing style to select investments involves special risks, particularly if it is used as part of a “contrarian” approach to evaluating companies. Overlooked or otherwise undervalued securities entail a significant risk of never attaining their potential value or may even be overpriced. Also, the value investing style may over time go in and out of favor. At times when the value investing style is out of favor, the Fund may underperform other equity funds that use different investing styles. “Value” securities can be undervalued by the market for long periods of time.
Active Investment Management Risk –  The risk that, if the sub-adviser’s investment strategy does not perform as expected, the Fund could underperform its peers or lose money. Although the sub-adviser considers several factors when making investment decisions, the sub-adviser may not evaluate every factor prior to investing in a company or issuer, and the sub-adviser may determine that certain factors are more significant than others.
Equity Risk –  The risk that the price of equity or equity related securities may decline due to changes in a company’s financial condition and overall market and economic conditions.
Mid Cap and Small Cap Securities Risk –  Investments in mid- and small-capitalization companies involve greater risks than investments in larger, more established companies. Many of these companies are young and have limited operating or business history. These securities may be subject to more abrupt or erratic price movements and may lack sufficient market liquidity, and these issuers often face greater business risks, including the risk of bankruptcy.
Large Cap Securities Risk –  The securities of large market capitalization companies may underperform other segments of the market because such companies may be less responsive to competitive challenges and opportunities and may be unable to attain high growth rates during periods of economic expansion.
Regional/Country Focus Risk –  To the extent that the Fund focuses its investments in a particular geographic region or country, the Fund may be subject to increased currency, political, regulatory, economic and other risks associated with that region or country. A natural or other disaster could occur in a geographic region in which the Fund invests, which could affect the economy or particular business operations of companies in the specific geographic region. As a result, the Fund may be subject to greater price volatility and risk of loss than a fund holding more geographically diverse investments.
Japan Risk –  The Japanese economy is heavily dependent upon international trade and may be subject to considerable degrees of economic, political and social instability, which could negatively impact the Fund. Japan’s geography also subjects it to an increased risk of natural disasters, such as earthquakes, volcanic eruptions, typhoons and tsunamis.
Sector Risk –  To the extent the Fund invests more heavily in a particular sector or sectors, its performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors may be more volatile, and may perform differently, from the broader market.
Derivatives Risk –  Derivatives are instruments whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Successful use of derivative instruments by the Fund depends on the sub-adviser’s judgment with respect to a number of factors and the Fund’s performance could be worse and/or more volatile than if it had not used these instruments. In addition, the fluctuations in the value of derivatives may not correlate perfectly with the value of any portfolio assets being hedged, the performance of the asset class to which the sub-adviser seeks exposure, or the overall securities markets.
Forward Currency Contracts Risk –  A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in foreign currency exchange rates. While forward foreign currency exchange contracts do not eliminate fluctuations in the value of foreign securities, they do allow the Fund to establish a fixed rate of exchange for a future point in time. Use of such contracts, therefore, can have the effect of reducing returns and minimizing opportunities for gain. The
42

Fund could also lose money when the contract is settled. The Fund’s gains from its positions in forward foreign currency contracts may accelerate and/or recharacterize the Fund’s income or gains and its distributions to shareholders as ordinary income. The Fund’s losses from such positions may also recharacterize the Fund’s income and its distributions to shareholders and may cause a return of capital to Fund shareholders. Such acceleration or recharacterization could affect an investor’s tax liability.
Futures and Options Risk –  Futures and options may be more volatile than direct investments in the securities underlying the futures and options, may not correlate perfectly to the underlying securities, may involve additional costs, and may be illiquid. Futures and options also may involve the use of leverage as the Fund may make a small initial investment relative to the risk assumed, which could result in losses greater than if futures or options had not been used. Futures and options are also subject to the risk that the other party to the transaction may default on its obligation.
ESG Integration Risk –  Integrating financially material ESG analysis into the investment process carries the risk that the Fund may perform differently from funds that do not integrate ESG into their analysis, or funds that evaluate different ESG characteristics. ESG characteristics are one of several factors that may be considered and as a result, the Fund’s investments may not have favorable ESG characteristics or high ESG ratings.
Large Shareholder Transaction Risk –  The Fund may experience adverse effects when certain large shareholders redeem or purchase large amounts of shares of the Fund. Such redemptions may cause the Fund to sell securities at times when it would not otherwise do so or borrow money (at a cost to the Fund), which may negatively impact the Fund’s performance and liquidity. Similarly, large purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs.
The Fund is subject to certain other risks. For more information regarding risks and investments, please see “Additional Information Regarding Investment Strategies and Risks” and “More Information About Risks” in the Fund’s statutory prospectus.
PAST PERFORMANCE. The performance information indicates the risks of investing in the Fund. Keep in mind that past performance does not indicate future results. Updated performance information is available at hartfordfunds.com. The returns in the bar chart and table:
•
Assume reinvestment of all dividends and distributions
•
Reflect fee waivers and/or expense limitation arrangements, if any. Absent any applicable fee waivers and/or expense limitation arrangements, performance would have been lower.
The bar chart:
•
Shows how the Fund’s total return has varied from year to year
•
Returns do not include sales charges. If sales charges were reflected, returns would have been lower
•
Shows the returns of Class A shares. Returns for the Fund’s other classes differ only to the extent that the classes do not have the same expenses.
43

Total returns by calendar year (excludes sales charges)

During the periods shown in the chart above:	Returns	Quarter Ended
Best Quarter Return	20.89%	December 31, 2022
Worst Quarter Return	-34.61%	March 31, 2020
Average Annual Total Returns. The table below shows returns for the Fund over time compared to those of two indices. The MSCI EAFE Value Index (Net) serves as the Fund’s performance index because the Fund’s investment manager believes it is more representative of the Fund’s investment strategy. The MSCI EAFE Index (Net) serves as the Fund’s regulatory index and provides a broad measure of market performance. After-tax returns, which are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes, are shown only for Class A shares and will vary for other classes. Actual after-tax returns, which depend on an investor’s particular tax situation, may differ from those shown and are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
Average annual total returns for periods ending December 31, 2023 (including sales charges)
Share Classes	1 Year	5 Years	10 Years
Class A – Return Before Taxes	12.95%	7.58%	4.81%
– Return After Taxes on Distributions	12.38%	7.14%	4.01%
– Return After Taxes on Distributions and Sale of Fund Shares	8.23%	6.07%	3.71%
Share Classes (Return Before Taxes)
Class C	17.66%	7.99%	4.66%
Class I	19.83%	9.09%	5.74%
Class R3	19.15%	8.42%	5.08%
Class R4	19.44%	8.73%	5.39%
Class R5	19.82%	9.09%	5.72%
Class R6*	20.02%	9.22%	5.82%
Class Y	19.82%	9.13%	5.78%
Class F*	19.92%	9.19%	5.81%
MSCI EAFE Value Index (Net) (reflects reinvested dividends net of withholding taxes but reflects no deduction for fees, expenses or other taxes)	18.95%	7.08%	3.16%
MSCI EAFE Index (Net) (reflects reinvested dividends net of withholding taxes but reflects no deduction for fees, expenses or other taxes)	18.24%	8.16%	4.28%
*
Class R6 shares commenced operations on February 28, 2019 and performance prior to that date is that of the Fund’s Class Y shares. Class F shares commenced operations on February 28, 2017 and performance prior to that date is that of the Fund’s Class I shares. Performance prior to an inception date of a class has not been adjusted to reflect the operating expenses of such class.
44

MANAGEMENT. The Fund’s investment manager is Hartford Funds Management Company, LLC. The Fund’s sub-adviser is Wellington Management.
Portfolio Manager	Title	Involved with Fund Since
James H. Shakin, CFA	Senior Managing Director and Equity Portfolio Manager	2013
Andrew M. Corry, CFA	Senior Managing Director and Equity Portfolio Manager	2013
Tarit Rao-Chakravorti	Managing Director and Equity Research Analyst	2018
Tyler J. Brown, CFA	Managing Director and Equity Research Analyst	2022
PURCHASE AND SALE OF FUND SHARES. Not all share classes are available for all investors. Minimum investment amounts may be waived for certain accounts. Certain financial intermediaries may impose different restrictions than those described below.
Share Classes	Minimum Initial Investment	Minimum Subsequent Investment
Class A, Class C and Class I	$2,000 for all accounts except: $250, if establishing an Automatic Investment Plan (“AIP”), with recurring monthly investments of at least $50	$50
Class R3, Class R4, Class R5 and Class R6	No minimum initial investment	None
Class Y	$250,000 This requirement is waived when the shares are purchased through omnibus accounts (or similar types of accounts).	None
Class F	$1,000,000 This requirement is waived when the shares are purchased through omnibus accounts (or similar types of accounts).	None
For more information, please see the “How To Buy And Sell Shares” section of the Fund’s statutory prospectus.
You may sell your shares of the Fund on those days when the New York Stock Exchange is open, typically Monday through Friday. You may sell your shares through your financial intermediary. With respect to certain accounts, you may sell your shares on the web at hartfordfunds.com, by phone by calling 1-888-843-7824, by electronic funds transfer, or by wire. In certain circumstances you will need to write to Hartford Funds to request to sell your shares. For regular mail, please send the request to Hartford Funds, P.O. Box 219060, Kansas City, MO 64121-9060. For overnight mail, please send the request to Hartford Funds, 430 W 7th Street, Suite 219060, Kansas City, MO 64105-1407.
TAX INFORMATION. The Fund’s distributions are generally taxable, and may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES. If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial professional), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial professional to recommend the Fund over another investment. Ask your financial professional or visit your financial intermediary’s website for more information.
45

Additional Information Regarding Investment Strategies and Risks
Information about the investment objective and principal investment strategy for each of Hartford Climate Opportunities Fund (the “Climate Opportunities Fund”), Hartford Emerging Markets Equity Fund (the “Emerging Markets Equity Fund”), Hartford Global Impact Fund (the “Global Impact Fund”), Hartford International Equity Fund (the “International Equity Fund”), The Hartford International Growth Fund (the “International Growth Fund”), The Hartford International Opportunities Fund (the “International Opportunities Fund”), and The Hartford International Value Fund (the “International Value Fund”) (each, a “Fund,” and collectively, the “Funds”) is provided in that Fund’s summary section. Additional information regarding the principal investment strategy and other investment policies for each Fund is provided below.
Climate Opportunities Fund
The Fund’s sub-advisers, Wellington Management and Schroders, select investments among those companies that they expect will seek opportunities to address or benefit from climate change, which include but are not limited to companies classified as promoting clean and/or efficient energy, sustainable transportation, and water and/or resource management, companies exhibiting low-carbon leadership, and businesses that service such companies. Each of Wellington Management and Schroders acts independently of the other and uses its own fundamental research and analysis as the basis for selecting investments. Each sub-adviser’s fundamental analysis considers a company’s political/regulatory environment, quality of management, industry and business segment exposure to climate change, and competitive dynamics to assess the company’s ability to create value and sustain a competitive advantage from the effects of global climate change. Furthermore, a company’s balance sheet and income statement are examined to determine the quality and stability of the company’s earnings and the potential for those earnings to grow. Each sub-adviser may also consider the research provided by industry/sector analysts who provide in-depth company analysis by sector coverage, in addition to other resources and tools.
With respect to Wellington Management’s ESG considerations discussed in the summary section, Wellington Management believes that ESG characteristics and risks can affect a company’s financial performance and competitiveness. The dedicated ESG team also assists the investment team in its identification of global best practices, collaboration on company engagement, and research related to voting proxies, as well as collaborates on new research paths. Wellington Management may place more weight on a factor depending on the nature of the security, but the factors Wellington Management generally evaluates may include ownership structure, board structure and membership, capital allocation track record, management incentives, labor relations history, and climate risks. Wellington Management seeks a better understanding of these ESG characteristics through fundamental analysis and management engagement, incorporating the factors into its assessments, where available and as applicable, and seeking to avoid investments in securities where the ESG risk might be under-represented in the price of the security. Wellington Management also believes that active engagement with companies can support changes in corporate behavior and actions that benefit and help mitigate these ESG risks or factors.
With respect to Schroders’ ESG analysis discussed in the summary section, Schroders integrates ESG characteristics into all phases of the investment process, from selection of investments to portfolio construction and engagement. When assessing the ESG characteristics, Schroders evaluates the risks and opportunities around issues such as climate change, environmental performance, labor standards and corporate governance. Schroders conducts their analysis of ESG characteristics primarily through the use of their proprietary tools. Schroders believes that this ESG assessment, which is integrated with more traditional methods, is an important consideration to understand the potential of a company. Schroders engages with management of certain issuers regarding corporate governance practices as well as what Schroders deems to be materially important environmental and/or social issues facing a company. The emphasis that Schroders places on various factors when purchasing and selling securities for the Fund may change with changes in the markets.
The Fund invests in global stocks of all market capitalizations, particularly those that seek to address or benefit from the effects of climate change, aiming to outperform the broader global markets over the long term. The Fund’s sub-advisers may also use derivatives for hedging purposes, to gain exposure to certain issuers or market sectors, and/or to equitize cash. The derivatives in which the Fund may invest include exchange and over-the-counter traded transactions including, but not limited to, forward currency contracts, futures and options, and similar derivatives instruments. The Fund may also invest in other investment companies (including exchange traded funds (ETFs)), real estate investment trusts (REITs), exchange traded notes, depositary receipts, and restricted securities.
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Emerging Markets Equity Fund
When evaluating to buy and sell securities, the characteristics that Wellington Management considers include factors designed to describe a company’s business, its valuation, investors’ response to the company and the company’s management behavior and earnings quality. The factors used may vary by industry sector. Wellington Management frequently and consistently measures the characteristics of every stock in the eligible universe and incorporates these measurements in a rigorous, repeatable process that considers both volatility and correlations. When evaluating investments for the Fund, the investment team has access to, and may consider, proprietary environmental, social and/or governance (“ESG”) research prepared by Wellington Management’s dedicated ESG team to help evaluate a company’s risk and return potential. Wellington Management believes financially material ESG characteristics can impact the performance of the companies in which it invests. The investment team has discretion to determine the level at which financially material ESG characteristics are imbedded into its overall analysis.
In addition to the principal strategies described in the summary section, the Fund may also use derivatives for hedging purposes, to gain exposure to certain issuers or market sectors, and/or to equitize cash. The derivatives in which the Fund may invest include exchange and over-the-counter traded transactions including, but not limited to, futures, options, forward currency contracts and similar derivative instruments or combinations thereof. The Fund may also invest in other investment companies (including exchange traded funds (ETFs)), real estate investment trusts (REITs), exchange traded notes, and restricted securities.
global impact Fund
The Fund’s sub-adviser, Wellington Management, seeks to invest the Fund’s assets in companies whose core goods and services are believed by Wellington Management to address major social and environmental challenges. Within this universe of companies, Wellington Management conducts fundamental analysis to identify what it believes to be attractive investments within both developed and emerging countries. Wellington Management focuses on companies that it believes are innovative. Wellington Management characterizes innovative companies as companies that are disrupting the norm and bring new technology, services, or business models to a large addressable market. Wellington Management believes that innovative companies have the potential for growth. As part of its fundamental analysis, Wellington Management may consider, for example, a company’s political/regulatory environment, quality of management, and competitive dynamics to assess the company’s ability to create value and sustain a competitive advantage. Furthermore, a company’s balance sheet and income statement are examined to determine the quality and stability of the company’s earnings and the potential for those earnings to grow. Wellington Management may also consider the research provided by its Global Industry Analysts (GIAs), who provide in-depth company analysis by sector coverage, in addition to other resources and tools.
In addition to the principal strategies described in the summary section, the Fund may use derivatives for hedging purposes, to gain exposure to certain issuers or market sectors, and/or to equitize cash. The derivatives in which the Fund may invest include exchange and over-the-counter traded transactions including, but not limited to, forward foreign currency contracts, futures, options, swaps and similar derivative instruments or combinations thereof. The Fund may also invest in other investment companies (including exchange traded funds (ETFs)), real estate investment trusts (REITs), exchange traded notes, and restricted securities.
As of March 1, 2024, the primary areas that Wellington Management believes are likely to address major social and environmental challenges are listed below:
•
sustainable agriculture and nutrition, including state-of-the-art irrigation systems, smallholder agricultural equipment, genomic research to enhance farmer’s livestock breeding efforts, businesses that enhance sustainable food and nutrition, and companies that widen access to healthy meats and vegetables;
•
health, with a focus on best-in-class companies and approaches that are likely to deliver disruptive innovations in healthcare technologies or services aimed at serious illnesses and health improvements;
•
clean water and sanitation, such as companies offering access to new technologies aimed at improving efficiency of water use, water desalination, and improved infrastructure that cuts leakages and helps reach populations globally;
•
affordable housing, with a focus on businesses that would attempt to elicit efforts across governments, multilateral agencies, philanthropic agencies, investors, and companies to facilitate the maintenance and plentiful construction of low-cost housing, to remove obstacles to credit availability for the underserved population, and to manage services for lower-budget entities, including community groups, local charities, the elderly, and the disabled;
•
education and job training, including affordable early education, private provision of accessible, high-quality primary, secondary, and tertiary education, companies that support educational initiatives, companies seeking to address literacy and educational funding concerns, and companies that operate job matching and hiring platforms;
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•
financial inclusion, such as by offering simple, appropriate and inclusive products, flexible and convenient access, and providing financial literacy programs and financial counseling;
•
narrowing the digital divide, by, for example, establishing mobile phone operators in developing countries, bringing wireless broadband service to rural communities, and offering lower cost internet services;
•
providing safety and security solutions for cybersecurity, home and workplace safety, water, food, pharmacological testing, and road and driver safety –  specifically, advanced driver-assistance systems (ADAS) and autonomous vehicle (AV) technology; climate adaptation solutions, such as impact-resistant building materials, also play a role in the safety and security theme, to ensure the safety of human life and the protection of property during increasingly adverse weather events.
•
alternative energy, with an emphasis on changing how energy is consumed and produced through renewable power sources like wind farms, solar plants, and hydroelectricity;
•
resource stewardship, including waste-to-power generation, waste clean-up operations, and bio-based products derived renewable resources;
•
resource efficiency, such as smart-metering technology for gas, water, and electricity, intelligent power grid management technology, and energy efficient innovations; and
•
multi-theme, which includes companies that are not focused specifically on any one of the above listed themes, but may focus on several themes and/or provide services to impact companies.
The areas noted in the list above are not exhaustive and may change from time to time without shareholder notice.
In addition to its focus on impact investing, the investment team believes ESG characteristics and risks can affect a company’s financial performance and competitiveness. The investment team may consider ESG characteristics as part of its broader analysis of individual companies. The dedicated ESG team also assists the investment team in its identification of global best practices, preparation for company engagement, and research related to voting proxies, as well as collaborates on new research paths. The investment team may place more weight on a factor depending on the nature of the security, but the factors the investment team generally evaluates may include ownership structure, board structure and membership, capital allocation track record, management incentives, labor relations history, and climate risks. The investment team seeks to obtain a better understanding of these ESG characteristics through fundamental analysis and management engagement and incorporating the characteristics into its assessments, where available and as applicable.
International equity Fund
Wellington Management chooses certain equity securities in which the Fund invests using what is sometimes referred to as a “bottom up” approach, which is the use of fundamental analysis to identify specific securities for purchase or sale. In analyzing a prospective investment, Wellington Management looks at a number of factors, such as business environment, management quality, balance sheet, income statement, anticipated earnings, revenues, dividends and other related measures of valuation and growth potential. Wellington Management may also employ systematic screening methodologies to select equity securities based on risk factor characteristics that include, but are not limited to, volatility, quality, value, growth, and momentum risk factor characteristics. As of March 1, 2024, the sleeves within the Fund were allocated to value, growth, and quality strategies and the Risk Managed Sleeve. The Fund’s Statement of Additional Information provides additional information about the additional “sleeve” portfolio managers as of March 1, 2024. The portfolio managers may change the underlying “sleeve” portfolio managers and allocations to the various strategies at any time without notice to shareholders.
As part of its investment process, the investment team may consider the research provided by Wellington Management’s Global Industry Analysts (GIAs), who provide in-depth company analysis by sector coverage, in addition to other resources and tools. When evaluating investments for the Fund, the investment team also has access to, and may consider, proprietary environmental, social and/or governance (“ESG”) research prepared by Wellington Management’s dedicated ESG team to help evaluate a company’s risk and return potential. Wellington Management believes financially material ESG characteristics can impact the performance of the companies in which it invests. The investment team has discretion to determine the level at which financially material ESG characteristics are imbedded into its overall analysis.
In addition to the principal strategies described in the summary section, the Fund may also invest in private placements and may use derivatives for hedging purposes, to gain exposure to certain issuers or market sectors, and/or to equitize cash. The derivatives in which the Fund may invest include exchange and over-the-counter traded transactions
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including, but not limited to, forward currency contracts, futures, options and similar derivatives instruments or combinations thereof. The Fund may also invest in other investment companies (including exchange traded funds (ETFs)), exchange traded notes (ETNs), real estate investment trusts (REITs), depositary receipts, and restricted securities.
International growth Fund
Wellington Management researches the universe of international equity investments to identify companies it believes exhibit the potential for growth. As part of this analysis, Wellington Management seeks to identify companies that it believes exhibit visible and imminent inflection points that can result in earnings growth and margin expansion. As part of its investment process, the investment team may consider the research provided by Wellington Management’s Global Industry Analysts (GIAs), who provide in-depth company analysis by sector coverage, in addition to other resources and tools. When evaluating investments for the Fund, the investment team also has access to, and may consider, proprietary environmental, social and/or governance (“ESG”) research prepared by Wellington Management’s dedicated ESG team to help evaluate a company’s risk and return potential. Wellington Management believes financially material ESG characteristics can impact the performance of the companies in which it invests. The investment team has discretion to determine the level at which financially material ESG characteristics are imbedded into its overall analysis.
In addition to the principal strategies described in the summary section, the Fund may also use derivatives for hedging purposes, to gain exposure to certain issuers or market sectors, and/or to equitize cash. The derivatives in which the Fund may invest include exchange and over-the-counter traded transactions including, but not limited to, forward currency contracts, futures, options and similar derivative instruments or combinations thereof. The Fund may also invest in depositary receipts, other investment companies (including exchange traded funds (ETFs)), real estate investment trusts (REITs), exchange traded notes and restricted securities.
International opportunities Fund
Wellington Management conducts fundamental research on individual companies to identify securities for purchase or sale. As part of its fundamental analysis, Wellington Management may evaluate, for example, a company’s business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of value. Wellington Management’s proprietary research takes into account each company’s long-term history as well as Wellington Management’s analysts’ forward-looking estimates, which allows for a comparison of the intrinsic value of stocks on a global basis focusing on return on invested capital in conjunction with other valuation metrics. Portfolio construction is driven primarily by bottom-up stock selection, with region, country and sector weightings being secondary factors. As part of the investment process, the investment team may consider the research provided by Wellington Management’s Global Industry Analysts (GIAs), who provide in-depth company analysis by sector coverage, in addition to other resources and tools.
With respect to its ESG analysis discussed in the summary section, the investment team has access to the analysis and research of Wellington Management’s dedicated ESG team, who provide industry specific research. The dedicated ESG team also engages with management of certain companies regarding corporate governance practices as well as what it deems to be materially important environmental and/or social issues facing a company. The dedicated ESG team also assists the investment team in its identification of global best practices, collaboration on company engagement, and research related to voting proxies, as well as collaborates on new research paths. ESG characteristics may include environmental topics such as how a company is managing the impact of climate change on its business; social conditions such as the strength of a company’s culture; and governance matters such as compensation and board diversity. The ESG characteristics that may be evaluated will differ depending on the facts and circumstances of particular issuers. The investment team views financially material ESG characteristics as a potential component of its investment process as it believes companies that are thoughtful and deliberate around how they take material ESG considerations into account may be more likely to improve or sustain their future returns over time.
In addition to the principal strategies described in the summary section, the Fund may use derivatives for hedging purposes, to gain exposure to certain issuers or market sectors, and/or to equitize cash. The derivatives in which the Fund may invest include exchange and over-the-counter traded transactions including, but not limited to, forward currency contracts, futures, options and similar derivative instruments or combinations thereof. The Fund may also invest in depositary receipts, other investment companies (including exchange traded funds (ETFs)), exchange traded notes, real estate investment trusts (REITs), and restricted securities.
International value Fund
The securities in which the Fund may invest include depositary receipts, real estate related securities, convertible bonds, preferred stock, rights, warrants, other investment companies (including exchange-traded funds (ETFs)), and similar liquid equity equivalents, as well as debt securities, and cash and cash equivalents. In addition to the derivatives
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described in the summary section, the Fund may also invest in other exchange and over-the-counter traded transactions including, but not limited to, swaps, options, additional types of currency derivatives, and similar derivative instruments or combinations thereof. The Fund may also invest in exchange traded notes, real estate investment trusts (REITs), and restricted securities.
Wellington Management employs a “bottom-up” approach to investing, which uses fundamental analysis to select specific securities from a variety of industries. The approach focuses on companies that Wellington Management believes have above average total return prospects but currently have low market expectations, trade at low relative price and have low absolute valuations relative to history. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of value. When making investments, Wellington Management seeks companies that it believes are overlooked or misunderstood in viable, growing businesses with solid financial strength. In addition, typical candidates for investment are often in industries that Wellington Management believes are temporarily out of favor and under-researched by institutions. Portfolio construction is driven primarily by security selection. Secondary consideration is given to economic analysis in establishing sector and industry weightings. As part of the investment process, the investment team may consider the research provided by Wellington Management’s Global Industry Analysts (GIAs), who provide in-depth company analysis by sector coverage, in addition to other resources and tools.
With respect to its ESG analysis discussed in the summary section, the investment team has access to the analysis and research of Wellington Management’s dedicated ESG team, who provide industry specific research. The dedicated ESG team also engages with management of certain companies regarding corporate governance practices as well as what it deems to be materially important environmental and/or social issues facing a company. The dedicated ESG team also assists the investment team in its identification of global best practices, collaboration on company engagement, and research related to voting proxies, as well as collaborates on new research paths. ESG characteristics may include environmental topics such as how a company is managing the impact of climate change on its business; social conditions such as the strength of a company’s culture; and governance matters such as compensation and board diversity. The ESG characteristics that may be evaluated will differ depending on the facts and circumstances of particular issuers. When considering ESG characteristics, the investment team focuses on whether an ESG characteristic is mispriced and driving a stock to valuation, price, or expectation lows. Additionally, the investment team may use the ESG characteristics to help understand the additional risks for each company, which can factor into position sizing.
Foreign and Emerging Market Investments
Fund Assets Sub-Advised by Wellington Management
Unless stated otherwise in a Fund’s principal investment strategy, investments are deemed to be “foreign” (a) if an issuer’s domicile or location of headquarters is in a foreign country or (b) it is a foreign currency. Unless stated otherwise in a Fund’s principal investment strategy, emerging markets are those markets (1) included in emerging market or equivalent classifications by the United Nations (and its agencies); (2) having per capita income in the low to middle ranges, as determined by the World Bank; or (3) the Fund’s benchmark index provider designates as emerging. Unless stated otherwise in a Fund’s principal investment strategy, investments are deemed to be “emerging” (a) if an issuer’s domicile or location of headquarters is in an emerging market; or (b) it is an emerging market currency.
Climate Opportunities Fund Assets Sub-Advised by Schroders
With respect to the Schroders’ segment of the Climate Opportunities Fund, it will consider an issuer to be located in a country if it is organized under the laws of that country and is principally traded in that country, or is domiciled and has its principal place of business located in that country and is principally traded in that country, or if it is determined that the issuer has more than 50% of its assets in, or derives more than 50% of its revenues from, that country. With respect to Schroders’ segment of the Climate Opportunities Fund, emerging markets are those markets (1) included in emerging market or equivalent classifications by the United Nations (and its agencies), (2) having per capita income in the low to middle ranges, as determined by the World Bank, or (3) the Fund’s benchmark index provider designates as emerging. Emerging market countries also include countries that Schroders considers to be emerging market countries based on its evaluation of their level of economic development or the size and experience of their securities markets.
Use of Cash or Money Market Investments
Each Fund may participate in a cash sweep program whereby the Fund’s uninvested cash balance is used to purchase shares of affiliated or unaffiliated money market funds or cash management pooled investment vehicles at the end of each day. To the extent a Fund invests its uninvested cash through a sweep program, it is subject to the risks of the account or fund into which it is investing, including liquidity issues that may delay the Fund from accessing its cash.
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Each Fund may also invest some or all of its assets in cash, high quality money market instruments (including, but not limited to U.S. government securities, bank obligations, commercial paper and repurchase agreements involving the foregoing securities) and shares of money market funds for temporary defensive purposes in response to adverse market, economic or political conditions. In addition, each Fund may invest some of its assets in these instruments to maintain liquidity, for cash management purposes, or in response to atypical circumstances such as unusually large cash inflows or redemptions. Under such conditions, a Fund may not invest in accordance with its investment objective or principal investment strategy. As a result, there is no assurance that a Fund will achieve its investment objective and it may lose the benefit of market upswings.
Consequences of Portfolio Trading Practices
A Fund may have a relatively high portfolio turnover and may, at times, engage in short-term trading. Such activity could produce higher brokerage expenses for the Fund and higher taxable distributions to the Fund’s shareholders and, therefore, could adversely affect the Fund’s performance. Each Fund is not managed to achieve a particular tax result for shareholders. Shareholders should consult their own tax advisor for individual tax advice.
Participation in Securities Lending Activities
Each Fund may lend portfolio securities to certain borrowers in U.S. and non-U.S. markets in an amount not to exceed one third (33  1∕3%) of the value of its total assets.
About EACH Fund’s Investment Objective
Each Fund’s investment objective may be changed by the Fund’s Board without approval of the shareholders of the Fund. Each Fund’s prospectus will be updated prior to any change in the Fund’s investment objective.
Investment POLICIES
Each of Climate Opportunities Fund, Emerging Markets Equity Fund, Global Impact Fund, and International Equity Fund has a name that suggests a focus on a particular type of investment. In accordance with Rule 35d-1 under the Investment Company Act of 1940, as amended (the “1940 Act”), each of these Funds has adopted a policy that it will, under normal circumstances, invest at least 80% of its assets, which means net assets plus the amount of any borrowings for investment purposes, in investments of the type suggested by its name, as set forth in the Fund’s Principal Investment Strategy section (“80% Policy”). This requirement is applied at the time a Fund invests its assets. If, subsequent to an investment by a Fund, this requirement is no longer met, the Fund’s future investments will be made in a manner that will bring the Fund into compliance with this requirement. In addition, in appropriate circumstances, synthetic investments may count toward the 80% minimum if they have economic characteristics similar to the other investments included in the basket. In addition, a Fund may specify a market capitalization range for acquiring portfolio securities. If a security that is within the range at the time of purchase later falls outside the range, which may happen due to market fluctuation, the Fund may continue to hold the security. However, this change in market capitalization could affect the Fund’s flexibility in making additional investments in securities of the applicable issuer. A Fund’s 80% Policy is not a “fundamental” one, which means that it may be changed without the vote of a majority of the Fund’s outstanding shares as defined in the 1940 Act. The name of a Fund may be changed at any time by a vote of the Fund’s Board of Directors. Shareholders will be given written notice at least 60 days prior to any change by a Fund of its 80% Policy covered by Rule 35d-1.
Operational Risks Associated with Cybersecurity
A Fund and its service providers’ use of internet, technology and information systems may expose the Fund to potential risks linked to cybersecurity breaches of those technological or information systems. Cybersecurity breaches, amongst other things, could allow an unauthorized party to gain access to proprietary information, customer data, or fund assets, or cause a Fund and/or its service providers to suffer data corruption or lose operational functionality. For instance, cybersecurity breaches may interfere with the processing of shareholder transactions, impact a Fund’s ability to calculate its NAV, cause the release of private shareholder information or confidential business information, impede trading, subject the Fund to regulator fines or financial losses and/or cause reputational damage.
Additional Investment Strategies and Risks
Each Fund may invest in various securities and engage in various investment techniques that are not the principal focus of the Fund and, therefore, are not described in this prospectus. These securities and techniques, together with their risks, are discussed in the Funds’ Combined Statement of Additional Information (“SAI”), which may be obtained free of charge by contacting the Funds (see back cover for address, phone number and website address).
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More Information About Risks
The principal and certain additional risks of investing in each Fund are described below. When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment. Many factors affect each Fund’s performance. An investment in a Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. There is no assurance that a Fund will achieve its investment objective, and you should not consider any one fund alone to be a complete investment program. The different types of securities, investments, and investment techniques used by each Fund have varying degrees of risk. The SAI contains more detailed information about the Funds’ investment policies and risks.
√ Principal Risk X Additional Risk	Climate Opportunities Fund	Emerging Markets Equity Fund	Global Impact Fund	International Equity Fund	International Growth Fund	International Opportunities Fund	International Value Fund
Active Investment Management Risk	√	√	√	√	√	√	√
Active Trading Risk		√		√
Asset Allocation Risk				√
China Investments Risk	X	√	X	X	X	X	X
China A Shares Risk	X	X	X	X	X	X	X
Climate Change Investment Focus Risk	√
Counterparty Risk	X	X	X	X	X	X	X
Credit Risk	X
Currency Risk	√	√	√	√	√	√	√
Depositary Receipts Risk	X	√	X	X	X	X	X
Derivatives Risk	X	X	X	X	X	X	√
Forward Currency Contracts Risk	X	X	X	X	X	X	√
Futures and Options Risk	X	X	X	X	X	X	√
Hedging Risk	X	X	X	X	X	X	X
Leverage Risk							X
Swaps Risk			X				X
Equity Risk	√	√	√	√	√	√	√
Large Cap Securities Risk	√	√	X	√	√	√	√
Mid Cap Securities Risk	√	√	√	√	√	√	√
Small Cap Securities Risk	√	√	√	√	X	X	√
ESG Integration Risk		X		X	X	√	√
Exchange Traded Notes Risk	X	X	X	X	X	X	X
Focused Portfolio Risk					√
Foreign Investments Risk	√	√	√	√	√	√	√
Emerging Markets Risk	√	√	√	√	√	√	√
Growth Investing Style Risk			X		√
Illiquid Investments Risk	X	X	X	X	X	X	X
Impact Investing Risk			√
Japan Risk	X	X	X	X	X	X	√
Large Shareholder Transaction Risk	√	√	√	√	√	√	√
Liquidity Risk	X	√	X	X	√	X	X
Market Risk	√	√	√	√	√	√	√
Multi-Manager Risk	√
Other Investment Companies Risk	X	X	X	X	X	X	X
Preferred Stock Risk	X	X	X	X	X	X	X
Private Placement Risk			X	X
Quantitative Investing Risk		√		√
Real Estate Related Securities Risk	X	X	X	X	X	X	X
Regional/Country Focus Risk	√	√		√	√	√	√
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√ Principal Risk X Additional Risk	Climate Opportunities Fund	Emerging Markets Equity Fund	Global Impact Fund	International Equity Fund	International Growth Fund	International Opportunities Fund	International Value Fund
Restricted Securities Risk	X	X	X	X	X	X	X
Sector Risk	√	√	√		√	√	√
Securities Lending Risk	X	X	X	X	X	X	X
Sustainable Investing Risk	X		X
Use as an Underlying Fund Risk	X	X	X	X	X	X	X
Valuation Risk	X	X	X	X	X	X	X
Value Investing Style Risk							√
Volatility Risk	√	√	X	X	√	X	X
ACTIVE INVESTMENT MANAGEMENT RISK –  The risk that, if the investment decisions and strategy of the portfolio manager(s) do not perform as expected, a Fund could underperform its peers or lose money. A Fund’s performance depends on the judgment of the portfolio manager(s) about a variety of factors, such as markets, interest rates and/or the attractiveness, relative value, liquidity, or potential appreciation of particular investments made for the Fund’s portfolio. The portfolio manager(s)’ investment models may not adequately take into account certain factors, may perform differently than anticipated and may result in a Fund having a lower return than if the portfolio managers used another model or investment strategy. In addition, to the extent a Fund allocates a portion of its assets to specialist portfolio managers, the styles employed by the different portfolio managers may not be complementary, which could adversely affect the Fund’s performance. Although the portfolio manager(s) consider several factors when making investment decisions, the portfolio manager(s) may not evaluate every factor prior to investing in a company or issuer, and the portfolio manager(s) may determine that certain factors are more significant than others.
ACTIVE TRADING RISK –  Active trading could increase a Fund’s transaction costs and may increase your tax liability as compared to a fund with less active trading policies. These effects may also adversely affect Fund performance.
ASSET ALLOCATION RISK –  Asset allocation risk is the risk that, if a Fund’s strategy for allocating assets among different asset classes and/or portfolio management teams does not work as intended, the Fund may not achieve its investment objective or may underperform other funds with similar investment strategies. Certain Funds employ a multiple portfolio manager structure and combine different strategies into a single fund. The investment styles employed by the portfolio managers of these Funds may not be complementary, which could adversely affect the performance of such Funds.
CHINA INVESTMENTS RISK –  Investment in Chinese securities subjects a Fund to risks specific to China. China may be subject to significant economic, political and social instability. China is an emerging market and has demonstrated significantly higher volatility from time to time in comparison to developed markets. Investments in securities of Chinese issuers, including issuers located outside of China that generate significant revenues from China as well as offshore listed shares of Chinese issuers, involve certain risks and considerations not typically associated with investments in the U.S. securities markets. These risks include: (i) the risk of more frequent (and potentially widespread) trading suspensions and government interventions with respect to Chinese issuers, resulting in liquidity risk, price volatility, greater market execution risk, and valuation risk; (ii) the risk of currency fluctuations, currency non-convertibility, currency revaluations and other currency exchange rate fluctuations or blockage; (iii) the risk of intervention by the Chinese government in the Chinese securities markets, whether such intervention will continue and the impact of such intervention or its discontinuation; (iv) the risk of losses due to expropriation, nationalization, or confiscation of assets and property, the imposition of restrictions on foreign investments and on repatriation of capital invested; (v) the risk that the Chinese government may decide not to continue to support economic reform programs; (vi) the risk of limitations on the use of brokers; (vii) the risk of interest rate fluctuations and higher rates of inflation; (viii) the risk that the U.S. government or other governments may sanction Chinese issuers or otherwise prohibit U.S. persons (such as a Fund) from investing in certain Chinese issuers; and (ix) the risk of market volatility caused by any potential regional or territorial conflicts, including military conflicts, or natural or other disasters. In addition, the economy of China differs, often unfavorably, from the U.S. economy in such respects as structure, general development, government involvement, wealth distribution, rate of inflation, growth rate, interest rates, allocation of resources and capital reinvestment, among others. China has privatized, or has begun a process of privatizing, certain entities and industries. Newly privatized companies may face strong competition from government-sponsored competitors that have not been privatized. In some instances, investors in newly privatized entities have suffered losses due to the inability of the newly privatized entities to adjust quickly to a competitive environment or changing regulatory and legal standards or, in some cases, due to renationalization of such privatized entities. There is no assurance that similar losses will not recur. In addition, previously the Chinese government has from time to time taken
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actions that influence the prices at which certain goods may be sold, encourage companies to invest or concentrate in particular industries, induce mergers between companies in certain industries and induce private companies to publicly offer their securities to increase or continue the rate of economic growth, control the rate of inflation or otherwise regulate economic expansion. The Chinese government may do so in the future as well, potentially having a significant adverse effect on economic conditions in China. Segments of China’s private debt markets (e.g., non-investment grade debt or “junk bonds”) may at times become relatively concentrated by a limited number of large issuers in one or more sectors (e.g., real estate). The default or threat of default by one or more such large issuers could have adverse consequences on other issuers in such sectors.
China has experienced security concerns, such as terrorism and strained international relations. Incidents involving China’s or the region’s security may cause uncertainty in the Chinese markets and may adversely affect the Chinese economy and the Fund’s investments. Reduction in spending on Chinese products and services, institution of tariffs or other trade barriers or a downturn in any of the economies of China’s key trading partners may have an adverse impact on the Chinese economy. These actions may trigger a significant reduction in international trade, the oversupply of certain manufactured goods, substantial price reductions of goods and possible failure of individual companies and/or large segments of China’s export industry, which could have a negative impact on the Fund’s performance. Recent developments in relations between the United States and China have heightened concerns of increased tariffs and restrictions on trade between the two countries. It is unclear whether further tariffs and sanctions may be imposed or other escalating actions may be taken in the future, which could negatively impact a Fund.
The U.S. government may occasionally place restrictions on investments in Chinese companies. For example, on June 3, 2021, President Biden issued an executive order prohibiting U.S. persons from purchasing or selling publicly traded securities (including publicly traded securities that are derivative of, or are designed to provide exposure to, such securities) of any Chinese company identified as a Chinese Military Industrial Complex Company (“CMIC”). The substantive requirements of this executive order were subsequently implemented by the Department of the Treasury’s Office of Foreign Assets Control through formal rulemaking (“OFAC Rules”). A number of Chinese issuers have been designated under this program and more could be added. Certain implementation matters related to the scope of, and compliance with, the OFAC Rules have not yet been fully resolved, and the ultimate application and enforcement of the OFAC Rules may change. As a result, the OFAC Rules and related guidance may lead to a fall in market price or significantly reduce the liquidity of such securities, force a Fund to sell certain positions at inopportune times or for unfavorable prices, and restrict future investments by the Fund. The Fund may consequently incur a loss as a result.
CHINA A SHARES RISK –  The China A shares market has a higher propensity for trading suspensions than many other global equity markets. In addition, the Shanghai and Shenzhen stock exchanges may close for extended periods for holidays or otherwise, which impacts a Fund’s ability to trade in China A shares during those periods. Investing in China A shares is subject to trading, clearance, settlement and other procedures, which could pose risks to the Fund. Trading through Stock Connect is currently subject to a daily quota, which may restrict a Fund’s ability to invest in China A Shares through Stock Connect on a timely basis and could affect the Fund’s ability to effectively pursue its investment strategy. The QFI Programs are subject to the risk that once obtained the QFI Programs license may be revoked or restricted with respect to a Fund or the Fund may be impacted by the rules and restrictions connected to reliance on a QFI Programs license. In difficult market conditions, a Fund may not be able to sell its investments easily or at all, which could affect Fund performance and the Fund’s liquidity. The QFI Programs are subject to custody, settlement and other risks. Cash deposited in the cash account of a Fund with the QFI custodian will not be segregated, but will be commingled with cash belonging to other clients of the QFI custodian. In the event of bankruptcy or liquidation of the QFI custodian, a Fund may face difficulty and/or encounter delays in recovering such cash, or may not be able to recover it in full or at all, in which case a Fund will suffer losses. As a result of QFI regulations, it is likely that a small number of PRC broker(s) will be appointed with respect to each exchange in the PRC (which may be the same broker(s)). This may impact a Fund’s ability to achieve best execution on its trades of China A shares, and may also make a Fund more susceptible to credit loss or trading disruption. A Fund may also incur losses due to the acts or omissions of the PRC brokers in the execution or settlement of any transaction or in the transfer of any funds or securities. China A shares purchased under the QFI regime can only be purchased on a pre-funded basis.
PRC Tax Laws –  Under current PRC tax laws, regulations and practice, a Fund, the Investment Manager and/or the sub-adviser(s) may be subject to PRC tax, directly or indirectly, with respect to the assets held through Stock Connect and/or the QFI Programs. A Fund will be responsible to reimburse Investment Manager and/or the sub-adviser(s) for all PRC taxes and duties of any kind incurred by Investment Manager and/or the sub-adviser(s) and attributable to the assets of a Fund held through Stock Connect and/or the QFI Programs. The tax law and regulations of the PRC are constantly changing, and they may be changed with retrospective effect. The interpretation and applicability of the tax law and regulations by tax authorities are not as consistent and
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transparent as those of more developed nations, and may vary from region to region. Moreover, the PRC taxes and duties payable by the Investment Manager and/or the sub-adviser(s) and which are to be reimbursed by a Fund to the extent attributable to the assets held through Stock Connect and/or the QFI Programs may change at any time.
The treatment of tax under the Investment Regulations (defined below) is not clear. Accordingly, where the relevant regulations applicable to the QFI Programs and Stock Connect (“Investment Regulations”) require a custodian, clearing house, any other agent stipulated by such rules to withhold any tax, or where such custodian, clearing house, any other agent has a reasonable basis for believing that such withholding may be required, the custodian, clearing house and any other agent may do so at the rate required by the regulation, or if in the custodian’s opinion the Investment Regulations are not clear on the rate, at such rate as the custodian, clearing house, and any other agent may, reasonably determine to be appropriate. Tax may be withheld on a retroactive basis. Given the uncertainty surrounding a Fund’s potential PRC tax liabilities or reimbursement obligations, the net asset value of the Fund on any business day may not accurately reflect such liabilities.
There are currently temporary tax exemptions and non-taxable treatments in respect of assets traded via Stock Connect and QFI Programs. There is no guarantee that such temporary tax exemptions or non-taxable treatment with respect to assets traded via Stock Connect and the QFI Programs will continue to apply, will not be repealed and re-imposed retrospective, or that no new tax regulations and practice in China specifically relating to such programs will not be promulgated in the future. Such uncertainties may operate to the advantage or disadvantage of shareholders in a Fund and may result in an increase or decrease in net asset value of the Fund.
The risks related to investments in China A shares through Stock Connect are heightened to the extent that a Fund invests in China A shares listed on the Science and Technology Innovation Board on the Shanghai stock exchange (“STAR market”) and/or the ChiNext market of the Shenzhen stock exchange (“ChiNext market”). Listed companies on the STAR market and ChiNext market are usually of an emerging nature with smaller operating scale. They are subject to higher fluctuation in stock prices and liquidity. It may be more common and take less time for companies listed on the STAR market and ChiNext market to delist as compared to companies listed on other exchanges.
CLIMATE CHANGE INVESTMENT FOCUS RISK –  The Fund’s focus on securities of issuers that seek opportunities to address or benefit from climate change may affect the Fund’s exposure to certain sectors or types of investments. The Fund’s relative investment performance may also be impacted depending on whether such sectors or investments are in or out of favor with the market. Certain companies focused on sustainable energy and climate change solutions maybe dependent on, and significantly affected by, developing technologies, short product life cycles, competition from new market entrants, fluctuations in energy prices and supply and demand of alternative energy sources. These companies also may be dependent on the government policies of U.S. and foreign governments, including tax incentives and subsidies, as well as on political support for certain environmental initiatives. In addition, under certain market conditions, a Fund may underperform funds that invest in a broader array of investments. Further, the regulatory landscape with respect to climate change investing in the United States is still developing and future rules and regulations may require a Fund to modify or alter its investment process with respect to climate change investing.
COUNTERPARTY RISK –  With respect to certain transactions, such as over-the-counter derivatives contracts or repurchase agreements, a Fund will be exposed to the risk that the counterparty to the transaction may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise to honor its obligations. In the event of a bankruptcy or insolvency of a counterparty, a Fund could experience delays in liquidating its positions and significant losses, including declines in the value of its investment during the period in which the Fund seeks to enforce its rights, the inability to realize any gains on its investment during such period and any fees and expenses incurred in enforcing its rights. A Fund also bears the risk of loss of the amount expected to be received under a derivative transaction in the event of the default or bankruptcy of a counterparty. Over-the-counter derivatives may not offer a Fund the same level of protection as exchange traded derivatives.
CREDIT RISK –  Credit risk is the risk that the issuer of a security or other instrument will not be able to make principal and interest payments when due. Changes in an issuer’s financial strength, credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of a Fund’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation. Periods of market volatility may increase credit risk.
CURRENCY RISK –  The risk that the value of a Fund’s investments in foreign securities or currencies will be affected by the value of the applicable currency relative to the U.S. dollar. When a Fund sells a foreign currency or foreign currency denominated security, its value may be worth less in U.S. dollars even if the investment increases in value in its local market. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk, as the revenue
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earned by issuers of these securities may also be affected by changes in the issuer’s local currency. Currency markets generally are not as regulated as securities markets. The dollar value of foreign investments may be affected by exchange controls. A Fund may be positively or negatively affected by governmental strategies intended to make the U.S. dollar, or other currencies in which the Fund invests, stronger or weaker. Currency risk may be particularly high to the extent that a Fund invests in foreign securities or currencies that are economically tied to emerging market countries.
With respect to a Fund that has investments denominated in renminbi (“RMB”), the Chinese government heavily regulates the domestic exchange of foreign currencies and RMB exchange rates in China and may direct the timing, amount and intervals for effecting conversions. This may adversely affect the operations and financial results of the Fund’s investments in China. Given that trading of eligible China A shares through Stock Connect must be settled in RMB, investors must have timely access to a reliable supply of offshore RMB, which cannot be guaranteed. Also, although offshore RMB (CNH) and onshore RMB (CNY) are the same currency, they trade at different rates. Any divergence between CNH and CNY may adversely impact a Fund.
DEPOSITARY RECEIPTS RISK –  A Fund may invest in securities of foreign issuers in the form of depositary receipts or other securities that are convertible into securities of foreign issuers. American Depositary Receipts are receipts typically issued by an American bank or trust company that evidence underlying securities issued by a foreign corporation. European Depositary Receipts (issued in Europe) and Global Depositary Receipts (issued throughout the world) each evidence a similar ownership arrangement. A Fund may invest in Depositary Receipts that are not sponsored by a financial institution (“Unsponsored Depositary Receipts”). Depositary Receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted. The issuers of unsponsored Depositary Receipts are not obligated to disclose information that is, in the United States, considered material. Therefore, there may be less information available regarding their issuers and there may not be a correlation between such information and the market value of the Depositary Receipts. A Fund may also invest in Global Depositary Notes (“GDNs”), a form of depositary receipt. GDNs emulate the terms (interest rate, maturity date, credit quality, etc.) of particular local bonds; however, they trade, settle, and pay interest and principal in U.S. Dollars. Any distributions paid to the holders of GDNs are usually subject to a fee charged by the depositary and holders of GDNs may have limited rights. Certain investment restrictions in certain countries may adversely impact the value of GDNs because such restrictions may limit the ability to convert bonds into GDNs and vice versa. A Fund may invest in, Chinese Depositary Receipts (“CDRs”) or other similar securities representing ownership of foreign listed securities. Generally, CDRs, in registered from, are designed for use in the Chinese securities markets. CDRs may involve certain risks not applicable to investing in U.S. issuers, including changes in currency rates, application of local tax laws, changes in governmental administration or economic or monetary policy or changed circumstances in dealings between nations.
DERIVATIVES RISK –  A Fund may use derivatives for investment purposes and/or for hedging purposes, including anticipatory hedges. Derivatives are instruments whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. Successful use of derivative instruments by a Fund depends on the sub-adviser(s)’ judgment with respect to a number of factors and a Fund’s performance may be worse and/or more volatile than if it had not used these instruments. Derivatives may involve significant risks, including:
Counterparty/Credit Risk - the risk that the party on the other side of the transaction will be unable to honor its financial obligation to a Fund.
Currency Risk - the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.
Leverage Risk - the risk associated with certain types of investments or trading strategies that relatively small market movements may result in large changes in the value of an investment. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.
Market Risk - the risk from potential adverse market movements in relation to a Fund’s derivatives positions, or the risk that markets could experience a change in volatility that adversely impacts Fund returns and the Fund’s obligations and exposures.
Liquidity Risk - the risk that certain investments may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth, which could expose a Fund to losses and could make derivatives more difficult for a Fund to value accurately, and the risk that a Fund may not be able to meet margin and payment requirements and maintain a derivatives position.
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Index Risk - if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, a Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what a Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index. For this reason, a Fund’s investment in these instruments may decline significantly in value if index levels move in a way that is not anticipated.
Operational and Legal Risk - the risk that certain investments may involve risk of operational issues such as documentation issues, settlement issues, system failures, inadequate controls and human error, and the risk of insufficient capacity or authority of a derivatives counterparty and risk related to the legality or enforceability of a derivatives trading contract.
Regulatory Risk - Government legislation or regulation may make derivatives more costly, may limit the availability of derivatives, or may otherwise adversely affect the use, value or performance of derivatives.
Short Position Risk - A Fund may also take a short position in a derivative instrument, such as a future, forward or swap. A short position in a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying instrument which could cause a Fund to suffer a (potentially unlimited) loss.
Tax Risk - the tax treatment of a derivative may not be as favorable as a direct investment in the underlying asset. The use of derivatives may adversely affect the timing, character and amount of income a Fund realizes from its investments, and could impair the ability of the sub-adviser(s) to use derivatives when it wishes to do so.
If a Fund’s derivative investments represent a significant portion of its portfolio, the Fund’s exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own.
FORWARD CURRENCY CONTRACTS RISK –  A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. A Fund may enter into forward currency contracts in connection with settling purchases or sales of securities, to hedge the currency exposure associated with some or all of the Fund’s investments or as part of its investment strategy. The market value of a forward currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency exchange contracts do not eliminate fluctuations in the value of foreign securities but allow a Fund to establish a fixed rate of exchange for a future point in time. Forward currency contracts involve the risk that anticipated currency movements will not be accurately predicted, which could result in losses on those contracts and additional transaction costs. Use of such contracts, therefore, can have the effect of reducing returns and minimizing opportunities for gain. A Fund could also lose money when the contract is settled. A Fund’s gains from its positions in forward foreign currency contracts may accelerate and/or recharacterize the Fund’s income or gains and its distributions to shareholders as ordinary income. A Fund’s losses from such positions may also recharacterize the Fund’s income and its distributions to shareholders and may cause a return of capital to Fund shareholders. Such acceleration or recharacterization could affect an investor’s tax liability.
FUTURES AND OPTIONS RISK –  An option is an agreement that, for a premium payment or fee, gives the purchaser the right but not the obligation to buy or sell the underlying asset at a specified price during a period of time or on a specified date, or receive a cash settlement payment. A future is a contract that obligates the purchaser to take delivery, and the seller to make delivery, of a specific amount of an asset at a specified future date at a specified price, or make a cash settlement payment. Futures and options are subject to the risk that the sub-adviser(s) may incorrectly predict the direction of securities prices, interest rates, currency exchange rates and other economic factors that may affect the value of the underlying asset. Futures and options may be more volatile than direct investments in the securities underlying the futures and options and may not correlate perfectly to the underlying securities. Futures and options also involve additional expenses as compared to investing directly in the underlying securities, which could reduce any benefit or increase any loss to a Fund from using the strategy. Futures and options may also involve the use of leverage as a Fund may make a small initial investment relative to the risk assumed, which could result in losses greater than if futures or options had not been used. Futures and options transactions may be effected on securities exchanges or, in the case of certain options, in the over-the-counter market. When options are purchased over-the-counter, a Fund bears the risk that the counter-party that wrote the option will be unable or unwilling to perform its obligations under the contract. Futures and options may also be illiquid, and in such cases, a Fund may have difficulty closing out its position or valuing the contract. Options on foreign currencies are affected by the factors that influence foreign exchange rates and investments generally. A Fund’s ability to establish and close out positions on foreign currency options is subject to the maintenance of a liquid secondary market, and there can be no assurance that a liquid secondary market will exist for a particular option at any specific time.
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HEDGING RISK –  Hedging is a strategy in which a Fund uses a derivative to offset the risks associated with other Fund holdings. While hedging can reduce losses, it can also reduce or eliminate gains or cause losses if the market moves in a manner different from that anticipated by a Fund or if the cost of the derivative outweighs the benefit of the hedge. Hedging also involves the risk that changes in the value of the derivative will not match those of the holdings being hedged as expected by a Fund, in which case any losses on the holdings being hedged may not be reduced and may be increased. There can be no assurance that a Fund’s hedging strategy will reduce risk or that hedging transactions will be either available or cost effective. A Fund is not required to use hedging and may choose not to do so.
LEVERAGE RISK –  Certain transactions, including derivatives, to-be-announced investments and other when-issued, delayed delivery or forward commitment transactions, involve a form of leverage. Transactions involving leverage provide investment exposure in an amount exceeding the initial investment. Leverage can increase market exposure, magnify investment risks, and cause losses to be realized more quickly. Certain derivatives have the potential to cause unlimited losses for a Fund, regardless of the size of the initial investment. Leverage may also cause a Fund’s NAV to be more volatile than if the Fund had not been leveraged, as relatively small market movements may result in large changes in the value of a leveraged investment. The use of leverage may cause a Fund to liquidate portfolio positions to satisfy its obligations when it may not be advantageous to do so.
SWAPS RISK –  Swap agreements are contracts entered into for a set period of time in which the parties agree to exchange payments based on some underlying reference asset (such as interest rates). The use of swaps is a highly specialized activity that involves investment techniques, risk analyses and tax planning different from those associated with ordinary portfolio securities transactions. These transactions can result in sizeable realized and unrealized capital gains and losses relative to the gains and losses from a Fund’s direct investments in the reference assets.
Transactions in swaps can involve greater risks than if a Fund had invested directly in the reference asset since, in addition to general market risks, swaps may be leveraged and are also subject to illiquidity risk, counterparty risk, credit risk, operational and legal risk and valuation risk. Because certain swaps are two-party contracts and because they may have terms of greater than seven days, certain swap transactions may be considered to be illiquid. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap in the event of the default or bankruptcy of a swap counterparty. Some swaps may be complex and difficult to value. Swaps may also be subject to pricing or “basis” risk, which exists when a particular swap becomes extraordinarily expensive relative to historical prices or the price of corresponding cash market instruments. Under certain market conditions it may not be economically feasible to initiate a transaction or liquidate a position in time to avoid a loss or take advantage of an opportunity. If a swap transaction is particularly large or if the relevant market is illiquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses.
The prices of swaps can be very volatile, and a variance in the degree of volatility or in the direction of the price of the reference asset from the sub-adviser(s)’ expectations may produce significant losses in a Fund’s investments in swaps. In addition, a perfect correlation between a swap and an investment position may be impossible to achieve. As a result, a Fund’s use of swaps may not be effective in fulfilling a Fund’s investment strategies and may contribute to losses that would not have been incurred otherwise.
Certain swaps are centrally-cleared and are exchange-traded. Central clearing tends to decrease credit risk, and exchange-trading is expected to improve liquidity. However, central clearing does not make the contracts risk-free and there is no guarantee that a Fund would consider all exchange-traded swaps to be liquid.
Credit Default Swaps Risk –  A credit default swap enables an investor to buy or sell protection against a credit event with respect to an issuer. Credit default swaps may have as reference obligations one or more securities that are not currently held by a Fund. The protection “buyer” may be obligated to pay the protection “seller” an up-front payment or a periodic stream of payments over the term of the contract, provided generally that no credit event on a reference obligation has occurred. Credit default swaps involve special risks in addition to those mentioned above because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).
Interest Rate Swaps Risk –  In an interest rate swap, a Fund and another party exchange their rights to receive interest payments based on a reference interest rate. Interest rate swaps are subject to interest rate risk and credit risk. An interest rate swap transaction could result in losses if the underlying asset or reference does not perform as anticipated. Interest rate swaps are also subject to counterparty risk. If the counterparty fails to meet its obligations, a Fund may lose money.
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Total Return Swaps Risk –  In a total return swap transaction, one party agrees to pay the other party an amount equal to the total return on a defined underlying asset or a non-asset reference during a specified period of time. In return, the other party would make periodic payments based on a fixed or variable interest rate or on the total return from a different underlying asset or non-asset reference. Total return swaps could result in losses if the underlying asset or reference does not perform as anticipated. Total return swaps can have the potential for unlimited losses. They are also subject to counterparty risk. If the counterparty fails to meet its obligations, a Fund may lose money.
Volatility Swaps Risk –  A Fund may enter into types of volatility swaps to hedge the volatility of a particular security, currency, index or other financial instrument, or to seek to increase its investment return. In volatility swaps, counterparties agree to buy or sell volatility at a specific level over a fixed period. Volatility swaps are subject to credit risks (if the counterparty fails to meet its obligations), and the risk that the sub-adviser(s) are incorrect in their forecast of volatility for the underlying security, currency, index or other financial instrument that is the subject of the swap. If the sub-adviser(s) are incorrect in their forecast, a Fund would likely be required to make a payment to the counterparty under the swap. Volatility swaps can have the potential for unlimited losses.
EQUITY RISK –  Equity securities represent an ownership interest, or the right to acquire an ownership interest, in a company. Equity securities include but are not limited to common stock, preferred stock, securities convertible into common or preferred stock and warrants or rights to acquire common stock, including options. The value of an equity security may be based on the real or perceived success or failure of the particular company’s business, any income paid to stockholders in the form of a dividend, the value of the company’s assets, general market conditions, or investor sentiment generally. Equity securities may have greater price volatility than other types of investments. These risks are generally magnified in the case of equity investments in distressed companies.
Initial Public Offering Risk –  IPOs are initial public offerings of equity securities. Securities issued in IPOs have no trading history, and information about the companies may only be available for very limited periods. Some of the companies involved in new industries may be regarded as developmental stage companies, without revenues or operating income, or the near-term prospects of them. Many IPOs are by small- or micro-cap companies that are undercapitalized. In addition, the prices of securities sold in IPOs may be highly volatile or may decline shortly after the IPO is complete. Although investments in IPOs have the potential to produce substantial gains in a short period of time, there is no assurance that a Fund will have access to profitable IPOs, that any particular IPO will be successful, or that any gains will be sustainable. Investors should not rely on past gains attributable to IPOs as an indication of future performance.
Special Purpose Acquisition Companies Risk –  A Fund may invest in special purpose acquisition companies (“SPACs”) or similar special purpose entities. SPACs are collective investment structures that pool funds in order to seek potential acquisition opportunities. SPACs and similar entities may be blank check companies with no operating history or ongoing business other than to seek a potential acquisition. Because SPACs and similar entities have no operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable acquisition. Some SPACs may pursue acquisitions only within certain industries or regions, which may increase the volatility of their securities’ prices. In addition, these securities, which are typically traded in the OTC market, may be considered illiquid and/or be subject to restrictions on resale.
LARGE CAP SECURITIES RISK –  The securities of large market capitalization companies may underperform other segments of the market because such companies may be less responsive to competitive challenges and opportunities and may be unable to attain high growth rates during periods of economic expansion.
MID CAP SECURITIES RISK –  Mid capitalization stocks involve greater risks than stocks of larger, more established companies and may be subject to more abrupt or erratic price movements. Securities of such issuers may lack sufficient market liquidity to enable a Fund to effect sales at an advantageous time or without a substantial drop in price. These companies often have narrower markets, more limited operating or business history, and more limited managerial or financial resources than larger, more established companies. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of a Fund’s portfolio. Generally, the smaller the company size, the greater these risks.
SMALL CAP SECURITIES RISK –  Small capitalization stocks may be more risky than stocks of larger capitalization companies. Historically, small capitalization stocks and stocks of recently organized companies are subject to increased price volatility due to: less certain growth prospects; lower degree of liquidity in the markets for such stocks; thin trading that could result in the stocks being sold at a discount or in small lots over an extended period of time; limited product lines, markets or financial resources; dependence on a few key management personnel; increased sensitivity to changes in interest rates, borrowing costs and earnings; difficulty in obtaining information on smaller capitalization
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companies as compared with larger capitalization companies; greater sensitivity to changing economic conditions and increased risk of bankruptcy due to adverse developments or management changes affecting the company; and greater difficulty borrowing money to continue or expand operations.
When a Fund invests in smaller company stocks that might trade infrequently, investors might seek to trade Fund shares based on their knowledge or understanding of the value of those securities (this is sometimes referred to as “price arbitrage”). If such price arbitrage were successful, it might interfere with the efficient management of a Fund’s portfolio and the Fund may be required to sell securities at disadvantageous times or prices to satisfy the liquidity requirements created by that activity. Successful price arbitrage might also dilute the value of Fund shares held by other shareholders.
ESG INTEGRATION RISK –  The ESG characteristics that may be evaluated as part of a Fund’s investment process are anticipated to evolve over time and one or more characteristics may not be relevant with respect to all issuers that are eligible for investment. The relevance and weightings of specific ESG characteristics to the investment process varies across asset classes, sectors and strategies. ESG characteristics are one of several factors that may be considered by the portfolio manager(s) and as a result, the companies (or issuers) in which a Fund invests may not be companies (or issuers) with favorable ESG characteristics or high ESG ratings. ESG characteristics may be evaluated differently by different portfolio manager(s) and may not carry the same meaning to all investors and portfolio manager(s). While the portfolio manager(s) believe that the integration of material ESG characteristics into a Fund’s investment process has the potential to identify financial risks and contribute to a Fund’s long-term performance, there is no guarantee that the integration of ESG characteristics will result in better performance. The analysis of ESG characteristics is subjective and investors can differ in their views of what constitutes positive or negative ESG characteristics. ESG information and data, including that provided by third parties, may be incomplete, inaccurate, or unavailable, which could adversely affect the analysis relevant to a particular investment. Further, the regulatory landscape with respect to ESG investing in the United States is still developing and future rules and regulations may require a Fund to modify or alter its investment process with respect to ESG integration.
EXCHANGE TRADED NOTES RISK –  Exchange traded notes (“ETNs”) are a type of unsecured, unsubordinated debt security that have characteristics and risks, including credit risk, similar to those of fixed-income securities and trade on a major exchange similar to shares of ETFs. Unlike other types of fixed income securities, however, the performance of ETNs is based upon that of a market index or other reference asset minus fees and expenses, no coupon payments are made and no principal protection exists. The value of an ETN may be affected by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying commodities or securities markets, changes in the applicable interest rates, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the referenced commodity or security. A Fund’s ability to sell its ETN holdings also may be limited by the availability of a secondary market and the Fund may have to sell such holdings at a discount. ETNs also are subject to counterparty credit risk, fixed-income risk and tracking error risk (where the ETN’s performance may not match or correlate to that of its market index). ETNs also incur certain expenses not incurred by their applicable index.
FOCUSED PORTFOLIO RISK –  A Fund, because it may invest in a limited number of companies, may have more volatility in its NAV and may be considered to have more risk than a fund that invests in a greater number of companies because changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund’s NAV. To the extent a Fund invests its assets in fewer securities, the Fund is subject to greater risk of loss if any of those securities decline in price.
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FOREIGN INVESTMENTS RISK –  Investments in foreign securities may be riskier than investments in U.S. securities and may also be less liquid, more volatile and more difficult to value than securities of U.S. issuers. Foreign investments may be affected by the following:
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changes in currency exchange rates
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changes in foreign or U.S. law or restrictions applicable to such investments and in exchange control regulations
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increased volatility
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substantially less volume on foreign stock markets and other securities markets
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higher commissions and dealer mark-ups
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inefficiencies in certain foreign clearance and settlement procedures that could result in an inability to execute transactions or delays in settlement
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less uniform accounting, auditing and financial reporting standards
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less publicly available information about a foreign issuer or borrower
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less government regulation and oversight
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unfavorable foreign tax laws
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political, social, economic or diplomatic developments in a foreign country or region or the U.S. (including the imposition of sanctions, tariffs, or other governmental restrictions)
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differences in individual foreign economies
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geopolitical events (including wars, military conflicts, pandemics and epidemics) that may disrupt securities markets and adversely affect global economies and markets
The type and severity of sanctions and other similar measures, including counter sanctions and other retaliatory actions, that may be imposed on one or more countries in which a Fund may invest could vary broadly in scope, and their impact is impossible to predict. These types of measures may include, but are not limited to, banning a sanctioned country from global payment systems that facilitate cross-border payments, restricting the settlement of securities transactions by certain investors, and freezing the assets of particular countries, entities, or persons. The imposition of sanctions and other similar measures could, among other things, cause a decline in the value and/or liquidity of securities issued by the sanctioned country or companies located in or economically tied to the sanctioned country, downgrades in the credit ratings of the sanctioned country or companies located in or economically tied to the sanctioned country, devaluation of the sanctioned country’s currency, and increased market volatility and disruption in the sanctioned country and throughout the world. Sanctions and other similar measures could limit or prevent a Fund from buying and selling securities (in the sanctioned country and other markets), significantly delay or prevent the settlement of securities transactions, and significantly impact the Fund’s liquidity and performance.
Governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth. In addition, global economies and financial markets are becoming increasingly interconnected, which increases the possibility that conditions in one country or region might adversely impact issuers in a different country or region.
The impact of the United Kingdom’s departure from the European Union (“EU”), commonly known as “Brexit,” and the potential departure of one or more other countries from the EU has and may have significant political and financial consequences for global markets. These consequences include greater market volatility and illiquidity, currency fluctuations, deterioration in economic activity, a decrease in business confidence and an increased likelihood of a recession in such markets. Uncertainty relating to the United Kingdom’s post-departure framework and relationships may have adverse effects on asset valuations and the renegotiation of trade agreements, as well as an increase in financial regulation in such markets. This may adversely impact Fund performance.
EMERGING MARKETS RISK –  The risks of foreign investments are usually greater for emerging markets. Investments in emerging markets may be considered speculative. Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. They are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging markets have far lower trading volumes and less liquidity than developed markets. Since these markets are often small, they may be more likely to suffer sharp and frequent price changes or long-term price depression because of adverse publicity, investor perceptions or the actions of a few large investors. Emerging market trading hours, clearance and settlement procedures, and holiday schedules may limit a Fund’s ability to buy and sell securities in emerging markets. In addition, traditional measures of investment value used in the United States, such as price to earnings ratios, may not apply to certain small markets. Also, there may be less publicly available information about issuers in emerging markets than
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would be available about issuers in more developed capital markets, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject. Many emerging markets have histories of political instability and abrupt changes in policies. As a result, their governments are more likely to take actions that are hostile or detrimental to private enterprise or foreign investment than those of more developed countries, including expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments. In such an event, it is possible that a Fund could lose the entire value of its investments in the affected market. Some countries have pervasive corruption and crime that may hinder investments. Certain emerging markets may also face other significant internal or external risks, including the risk of war (such as Russia’s invasion of Ukraine and the conflict between Israel and Hamas), and ethnic, religious and racial conflicts. In addition, governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth. Emerging markets may also have differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign or U.S. governmental laws or restrictions applicable to such investments. Settlements of trades in emerging markets may be subject to significant delays. The inability to make intended purchases of securities due to settlement problems could cause missed investment opportunities. Losses could also be caused by an inability to dispose of portfolio securities due to settlement problems. Sometimes, emerging markets may lack or be in the relatively early development of legal structures governing private and foreign investments and private property, and the ability of U.S. authorities (e.g., SEC and the U.S. Department of Justice) and investors (e.g., the Funds) to bring actions against bad actors may be limited. As a result of these legal structures and limitations, a Fund faces the risk of being unable to enforce its rights with respect to its investments in emerging markets, which may cause losses to the Fund. In addition to withholding taxes on investment income, some countries with emerging markets may impose differential capital gains taxes on foreign investors.
In addition, as much of China’s growth over recent decades has been a result of significant investment in substantial export trade, international trade tensions may arise from time to time, which can result in trade tariffs, embargoes, trade limitations, trade wars and other negative consequences. These consequences may trigger a significant reduction in international trade, the oversupply of certain manufactured goods, substantial price reductions of goods and possible failure of individual companies and/or large segments of China’s export industry with a potentially severe negative impact to a Fund. In addition, it is possible that the continuation or worsening of the current political climate could result in regulatory restrictions being contemplated or imposed in the U.S. or in China that could have a material adverse effect on a Fund’s ability to invest in accordance with its investment policies and/or achieve its investment objective.
The risks outlined above are often more pronounced in “frontier markets” in which a Fund may invest. Frontier markets are those emerging markets that are considered to be among the smallest, least mature and least liquid. These factors make investing in frontier market countries significantly riskier than investing in other countries.
GROWTH INVESTING STYLE RISK –  Growth companies are companies whose earnings and stock prices are expected to grow at a faster rate than the overall market. If the portfolio manager incorrectly assesses a company’s prospects for growth or how other investors will value the company’s growth, then the price of the company’s stock may decrease, or may not increase to the level anticipated by the portfolio manager. Growth companies are often newer or smaller companies, or established companies that may be entering a growth cycle in their business. Growth stocks may be more volatile than other stocks because they are more sensitive to investors’ perceptions of the issuing company’s growth potential. Also, the growth investing style may over time go in and out of favor. At times when the growth investing style is out of favor, a Fund may underperform other equity funds that use different investing styles.
ILLIQUID INVESTMENTS RISK –  An illiquid investment means an investment that a Fund reasonably expects cannot be sold or disposed of in current market conditions within seven calendar days without the sale or disposition significantly changing the market value of the investment, as determined under the Fund’s liquidity risk management program. In addition, securities and other investments purchased by a Fund that are liquid at the time of purchase may subsequently become illiquid due to events relating to the issuer of the securities, market events, rising interest rates, economic conditions or investor perceptions. If a Fund holds illiquid investments, it may be unable to quickly sell them or may be able to sell them only at a price below current value. If one or more of a Fund’s investments becomes illiquid, the Fund may exceed its limit on such investments. In this case, the Fund will consider appropriate steps to bring the Fund’s holdings back under the limit.
IMPACT INVESTING RISK –  The Fund’s impact investing focus may affect the Fund’s exposure to certain companies or industries and the Fund may forego certain investment opportunities. The Fund’s relative investment performance may also be impacted depending on whether such investments are in or out of favor with the market. The Fund may underperform other funds that do not seek to invest in companies based on impact investing criteria. Certain
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companies focused on sustainable energy and climate change solutions may be dependent on, and significantly affected by, developing technologies, short product life cycles, competition from new market entrants, fluctuations in energy prices and supply and demand of alternative energy sources. These companies also may be dependent on the government policies of U.S. and foreign governments, including tax incentives and subsidies, as well as on political support for certain environmental initiatives. The sub-adviser’s analysis of determining which companies meet its impact investing criteria is a subjective determination. As a result, the Fund may invest in companies that do not reflect the beliefs and values of any particular investor. Further, the regulatory landscape with respect to impact investing in the United States is still developing and future rules and regulations may require the Fund to modify or alter its investment process with respect to impact investing.
JAPAN RISK –  The Japanese economy is heavily dependent upon international trade and may be subject to considerable degrees of economic, political and social instability, which could negatively impact a Fund. The Japanese yen has fluctuated widely during recent periods and may be affected by currency volatility elsewhere in Asia, especially Southeast Asia. In addition, the yen has had a history of unpredictable and volatile movements against the U.S. dollar. The performance of the global economy could have a major impact upon equity returns in Japan. Since the mid-2000s, Japan’s economic growth has remained relatively low. A recent economic recession was likely compounded by an unstable financial sector, low domestic consumption, and certain corporate structural weaknesses, which remain some of the major issues facing the Japanese economy. Japan’s geography also subjects it to an increased risk of natural disasters, such as earthquakes, volcanic eruptions, typhoons and tsunamis.
LARGE SHAREHOLDER TRANSACTION RISK –  A Fund may experience adverse effects when certain large shareholders purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions may cause a Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in a Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Additionally, redemptions by a large shareholder also potentially limit the use of any capital loss carryforwards and other losses to offset future realized capital gains (if any) and may limit or prevent a Fund’s use of tax equalization.
LIQUIDITY RISK –  Liquidity risk exists when the markets for particular investments or types of investments are or become relatively illiquid so that it is difficult or impossible for a Fund to sell the investment at the price at which the Fund has valued it. Illiquidity may result from political, economic or issuer specific events; changes in a specific market’s size or structure, including the number of participants; or overall market disruptions. Securities with reduced liquidity or that become illiquid involve greater risk than securities with more liquid markets. If a Fund and its affiliates hold a significant portion of a single issuer’s outstanding securities, the Fund may be subject to greater liquidity risk than if the issuer’s securities were more widely held.
Market quotations for illiquid or less liquid securities may be volatile and/or subject to large spreads between bid and ask prices. Reduced liquidity may have a negative impact on market price and a Fund’s ability to sell particular securities when necessary to meet the Fund’s liquidity needs or in response to a specific economic event. In addition, during periods of reduced market liquidity or in the absence of readily available market quotations for particular investments in a Fund’s portfolio, it may be difficult for a Fund to value these investments and it may be necessary to fair value the investments. Illiquidity can be caused by a drop in overall market trading volume, an inability to find a willing buyer, or legal restrictions on the securities’ resale. In addition, during certain periods, the liquidity of particular issuers or industries in which a Fund may invest, or all securities within a particular investment category in which the Fund may invest, may shrink or disappear suddenly and without warning as a result of adverse economic, market or political events (including periods of rapid interest rate changes), or adverse investor perceptions whether or not accurate. There can be no assurance that a security’s fair value accurately reflects the price at which a Fund could sell that security at that time, which could affect the proceeds of any redemption or the number of Fund shares you receive upon purchase.
MARKET RISK –  Market risk is the risk that one or more markets in which a Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Securities or other investments may decline in value due to factors affecting securities markets generally or individual issuers. The value of a security or other investment may change in value due to general market conditions that are not related to a particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally as well as global trade policies and political unrest or uncertainties. The value of a security or other investment may also change in value due to factors
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that affect an individual issuer, including data breaches and cybersecurity attacks, or a particular sector or industry. During a general downturn in the securities or other markets, multiple asset classes may decline in value simultaneously. When markets perform well, there can be no assurance that securities or other investments held by a Fund will participate in or otherwise benefit from the advance. Any market disruptions, including those arising out of geopolitical events (including wars, military conflicts, pandemics and epidemics) or natural/environmental disasters, could also prevent a Fund from executing advantageous investment decisions in a timely manner. The adverse impact of any one or more of these events on the market value of Fund investments could be significant and cause losses. A widespread health crisis, such as a global pandemic, could cause substantial market volatility, exchange trading suspensions or restrictions and closures of securities exchanges and businesses, impact the ability to complete redemptions, and adversely impact Fund performance. The outbreak of COVID-19, a respiratory disease caused by a novel coronavirus, negatively affected the worldwide economy, created supply chain disruptions and labor shortages, and impacted the financial health of individual companies and the market in significant and unforeseen ways. The future impact of COVID-19 is currently unknown. The effects to public health, business and market conditions resulting from COVID-19 pandemic have had, and may continue to have, a significant negative impact on the performance of certain investments, including exacerbating other pre-existing political, social and economic risks.
MULTI-MANAGER RISK –  A Fund’s performance depends on the ability of the Investment Manager in selecting, overseeing, and allocating Fund assets to the sub-advisers. The sub-advisers’ investment styles may not be complementary. The sub-advisers make investment decisions independently of one another, and may make decisions that conflict with each other. For example, it is possible that one sub-adviser may purchase an investment for a Fund at the same time that the other sub-adviser sells the same investment, resulting in higher expenses without accomplishing any net investment result; or that the sub-advisers purchase the same investment at the same time, without aggregating their transactions, resulting in higher expenses. Moreover, a Fund’s multi-manager approach may result in the Fund investing a significant percentage of its assets in certain types of investments, which could be beneficial or detrimental to the Fund’s performance depending on the performance of those investments and the overall market environment.
OTHER INVESTMENT COMPANIES RISK –  Investments in securities of other investment companies, including ETFs, are generally subject to limitations prescribed by the 1940 Act and its rules, and applicable SEC staff interpretations or applicable exemptive relief granted by the SEC. Such investments subject a Fund to the risks that apply to the other investment company, including market and selection risk, and may increase a Fund’s expenses to the extent the Fund pays fees, including investment advisory and administrative fees, charged by the other investment company. The success of a Fund’s investment in these securities is directly related, in part, to the ability of the other investment companies to meet their investment objective.
Investments in ETFs and listed closed-end funds are subject to the additional risk that shares of the ETF or closed-end fund may trade at a premium or discount to their net asset value per share. There may also not be an active trading market available for shares of some ETFs or closed-end funds. Additionally, trading of ETF and closed-end fund shares may be halted and ETF and closed-end fund shares may be delisted by the listing exchange. In addition, a Fund pays brokerage commissions in connection with the purchase and sale of shares of ETF and closed-end funds. ETFs and closed-end funds are also subject to specific risks depending on the nature of the ETF or closed-end fund, such as liquidity risk, sector risk, and foreign and emerging markets risk, as well as risks associated with fixed income securities, real estate investments and commodities. Closed-end funds may utilize more leverage than other types of investment companies. They can utilize leverage by issuing preferred stocks or debt securities to raise additional capital which can, in turn, be used to buy more securities and leverage its portfolio.
A business development company (“BDC”), which is a type of closed-end fund, typically invests in small and medium-sized companies. A BDC’s portfolio is subject to the risks inherent in investing in smaller companies, including that portfolio companies may be dependent on a small number of products or services and may be more adversely affected by poor economic or market conditions. Some BDCs invest substantially, or even exclusively, in one sector or industry group and therefore the BDC may be susceptible to adverse conditions and economic or regulatory occurrences affecting the sector or industry group, which tends to increase volatility and result in higher risk. The Small Business Credit Availability Act permits BDCs to adopt a lower asset coverage ratio, thereby enhancing their ability to use leverage. Investments in BDCs that use greater leverage may be subject to heightened risks.
A Fund will indirectly bear a pro rata share of fees and expenses incurred by any investment companies in which the Fund is invested. A Fund’s pro rata portion of the cumulative expenses charged by the investment companies is calculated as a percentage of the Fund’s average net assets. The pro rata portion of the cumulative expenses may be higher or lower depending on the allocation of a Fund’s assets among the investment companies and the actual
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expenses of the investment companies. Business development company expenses are similar to the expenses paid by any operating company held by a Fund. They are not direct costs paid by Fund shareholders and are not used to calculate a Fund’s net asset value. They have no impact on the costs associated with Fund operations.
PREFERRED STOCK RISK – The prices and yields of nonconvertible preferred stocks generally move with changes in interest rates and the issuer’s credit quality, similar to debt securities. The value of convertible preferred stocks varies in response to many factors, including, for example, the value of the underlying equity securities, general market and economic conditions and convertible market valuations, as well as changes in interest rates, credit spreads and the credit quality of the issuer.
PRIVATE PLACEMENT RISK –  Investments in private placements are generally considered to be illiquid. Privately placed securities may be difficult to sell promptly or at reasonable prices and might thereby cause a Fund difficulty in satisfying redemption requests. In addition, less information may be available about companies that make private placements than about publicly offered companies and such companies may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded. Privately placed securities are typically fair valued and generally have no secondary trading market; therefore, such investments may be more difficult to value than publicly traded securities. Difficulty in valuing a private placement may make it difficult to accurately determine a Fund’s exposure to private placement investments, which could cause the Fund to invest to a greater extent than permitted in illiquid investments and subject the Fund to increased risks. Private placement investments may subject the Fund to contingent liabilities in the event a private issuer is acquired by another company during the period it is held by the Fund. Private placement investments may involve a high degree of business and financial risk and may result in substantial losses. These factors may have a negative effect on a Fund’s performance.
QUANTITATIVE INVESTING RISK –  The value of securities or other investments selected using quantitative analysis may perform differently from the market as a whole or from their expected performance for many reasons, including, but not limited to, factors used in building the quantitative analytical framework, the weights placed on each factor, the accuracy of historical data supplied by third parties, and changing sources of market returns. The models used may be predictive in nature and such models may result in an incorrect assessment of future events. There may also be technical issues with the construction and implementation of quantitative models (for example, software or other technology malfunctions, or programming inaccuracies). The use of quantitative analysis to support investment decisions may cause a Fund to underperform other funds that have similar investment strategies or that select securities or other investments using other types of analysis. In addition, considerations that affect a security’s or other investment’s value can change over time and these changes may not be reflected in the quantitative model. There can be no assurance that quantitative investing will help a Fund to achieve its investment objective.
REAL ESTATE RELATED SECURITIES RISK –  The main risk of real estate related securities, including real estate investment trusts (“REITs”), is that the value of the underlying real estate may go down. Many factors may affect real estate values. These factors include both the general and local economies, vacancy rates, tenant bankruptcies, the ability to re-lease space under expiring leases on attractive terms, the amount of new construction in a particular area, the laws and regulations (including zoning and tax laws) affecting real estate and the costs of owning, maintaining and improving real estate. The availability of mortgages and changes in interest rates, a decline in rents resulting from unanticipated economic, legal or technological developments or a decline in the price of securities of real estate companies due to a failure of borrowers to pay their loans or poor management may also affect real estate values. The real estate sector is particularly sensitive to economic downturns. When economic growth is slow, demand for property decreases and prices may decline. If a Fund’s real estate related investments are concentrated in one geographic area or in one property type, the Fund will be particularly subject to the risks associated with that area or property type.
Investments in REITs, which pool investor money to invest in real estate and real estate related holdings, involve unique risks. REITs may have limited financial resources, may trade less frequently and in limited volume and may be more volatile than other securities. REITs depend generally on their ability to generate cash flow to make distributions to shareholders or unitholders, and may be subject to defaults by borrowers and to self-liquidations. Many issuers of real estate related securities are highly leveraged, which increases the risk to holders of such securities. REITs are also subject to additional risks, such as poor performance by the manager of the REIT, adverse changes to the tax laws, failure by the REIT to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended, or failure to maintain exemption from registration under the 1940 Act. In addition, some REITs have limited diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property, which may make REITs more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Also, the organizational documents of a REIT may contain
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provisions that make changes in control of the REIT difficult and time-consuming. Because REITs are pooled investment vehicles that have expenses of their own, a Fund will indirectly bear its proportionate share of those expenses. REITs and other real estate related securities tend to be small- to mid-cap stocks that are subject to risks of investing in small- to mid-cap stocks.
REGIONAL/COUNTRY FOCUS RISK –  To the extent that a Fund focuses its investments in a particular geographic region or country, the Fund may be subject to increased currency, political, social, environmental, regulatory and other risks not typically associated with investing in a larger number of regions or countries. In addition, certain foreign economies may themselves be focused in particular industries or more vulnerable to political changes than the U.S. economy, which may have a pronounced impact on the Fund’s investments. As a result, such Fund may be subject to greater price volatility and risk of loss than a fund holding more geographically diverse investments. Regional and country focus risk is heightened in emerging markets.
The following sets forth additional information regarding risks associated with investing in certain regions/countries:
Investments in Asian Securities –  Certain Asian economies have experienced high inflation, high unemployment, currency devaluations and restrictions, and over-extension of credit. Many Asian economies have experienced rapid growth and industrialization, and there is no assurance that this growth rate will be maintained. During the global recession that began in 2009, many of the export-driven Asian economies experienced the effects of the economic slowdown in the United States and Europe, and certain Asian governments implemented stimulus plans, low-rate monetary policies and currency devaluations. Economic events in any one Asian country may have a significant economic effect on the entire Asian region, as well as on major trading partners outside Asia. Any adverse event in the Asian markets may have a significant adverse effect on some or all of the economies of the countries in which a Fund invests. Many Asian countries are subject to political risk, including corruption and regional conflict with neighboring countries. In addition, many Asian countries are subject to social and labor risks associated with demands for improved political, economic and social conditions.
Investments in Central and South America –  The economies of certain Central and South American countries are generally considered emerging markets and are generally characterized by high interest rates, economic volatility, inflation, currency devaluations, government defaults and high unemployment rates. Currency devaluations in any one Latin American country can have a significant effect on the entire Latin American region. In addition, commodities (such as oil, gas and minerals) represent a significant percentage of exports for these regions and many economies in these regions are particularly sensitive to fluctuations in commodity prices. A relatively small number of Latin American companies represents a large portion of Latin America’s total market and thus may be more sensitive to adverse political or economic circumstances and market movements. Adverse economic events in one country may have a significant adverse effect on other countries in these regions.
Investments in Europe –  The Economic and Monetary Union of the EU requires compliance with restrictions on inflation rates, deficits, interest rates, debt levels and fiscal and monetary controls, each of which may significantly affect every country in Europe. Decreasing imports or exports, changes in governmental or EU regulations on trade, changes in the exchange rate of the euro (the common currency of certain EU countries), the default or threat of default by an EU member country on its sovereign debt, and/or an economic recession in an EU member country may have a significant adverse effect on the economies of EU member countries and their trading partners. The European financial markets have experienced volatility and adverse trends due to concerns about economic downturns or rising government debt levels in several European countries. These events have adversely affected the exchange rate of the euro and may continue to significantly affect every country in Europe, including countries that do not use the euro. Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not produce the desired results, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and other entities of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. Uncertainty relating to the United Kingdom’s post-departure framework and relationships from the EU may have adverse effects on asset valuations and the renegotiation of trade agreements, as well as an increase in financial regulation in such markets. This may adversely impact Fund performance.
RESTRICTED SECURITIES RISK –  Restricted securities are securities that cannot be offered for public resale unless registered under the applicable securities laws or that have a contractual restriction that prohibits or limits their resale. Restricted securities include private placement securities that have not been registered under the applicable securities laws, such as Rule 144A securities, and securities of U.S. and non-U.S. issuers that are issued pursuant to Regulation S. Restricted securities may not be listed on an exchange and may have no active trading market. Restricted securities may be illiquid. A Fund may be unable to sell them on short notice or may be able to sell them only at a price below
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current value. Also, a Fund may get only limited information about the issuer of a restricted security, so it may be less able to predict a loss. In addition, if Fund management receives material non-public information about the issuer, a Fund may as a result be unable to sell the securities. Certain restricted securities may involve a high degree of business and financial risk and may result in substantial losses. Please see “Rule 144A Securities and Regulation S Securities Risk” below.
Rule 144A Securities and Regulation S Securities Risk –  “Rule 144A” securities are privately placed, restricted securities that may only be resold under certain circumstances to other qualified institutional buyers. Rule 144A investments are subject to certain additional risks compared to publicly traded securities. If there are not enough qualified buyers interested in purchasing Rule 144A securities when a Fund wishes to sell such securities, the Fund may be unable to dispose of such securities promptly or at reasonable prices. For this reason, although Rule 144A securities are generally considered to be liquid, a Fund’s holdings in Rule 144A securities may adversely affect the Fund’s overall liquidity if qualified buyers become uninterested in buying them at a particular time. Issuers of Rule 144A securities are required to furnish information to potential investors upon request. However, the required disclosure is much less extensive than that required of public companies and is not publicly available. Further, issuers of Rule 144A securities can require recipients of the information (such as the Fund) to agree contractually to keep the information confidential, which could also adversely affect a Fund’s ability to dispose of a security. Offerings of Regulation S securities may be conducted outside of the United States. Regulation S securities are generally less liquid than registered securities, as a result, a Fund may take longer to liquidate these positions than would be the case for publicly traded securities. Although Regulation S securities may be resold in privately negotiated transactions, the price realized from these sales could be less than those originally paid by a Fund. Further, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded. Accordingly, Regulation S securities may involve a high degree of business and financial risk and may result in substantial losses.
SECTOR RISK –  To the extent a Fund invests more heavily in particular sectors, its performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors may be more volatile, and may perform differently, than the broader market. The following summarizes the risks associated with investing in certain sectors:
Consumer Discretionary Sector Risk –  Companies in the consumer discretionary sector are subject to the risks associated with adverse changes in consumer sentiment and buying patterns, the effects of inflation, and disruptions in the supply chain that negatively impact the availability of products. Companies in this sector may also be adversely affected by supply and demand for certain products and services, price fluctuations, product obsolescence and product liability claims, governmental regulation, exchange rates, world events, general economic conditions and other factors. In addition, certain companies in the consumer discretionary sector may be cyclical and have occasional sharp price movements resulting from changes in the economy, fuel prices, labor agreements and insurance costs.
Communication Services Sector Risk–  Companies in the communication services sector may be greatly affected by technological advancements and market competition, including research and development costs, substantial capital requirements, pricing competition and government regulations. Certain communication services companies may also be susceptible to network security breaches and may be targets of hacking and potential theft of proprietary or consumer information or disruptions in service. This sector may be impacted by fluctuating market demands, as well as shifting demographics and unpredictable changes in consumer preferences.
Health Care Sector Risk –  Companies in the health care sector are subject to extensive government regulation and their profitability can be significantly affected by restrictions on government reimbursement for medical expenses, rising costs of medical products and services, pricing pressure (including price discounting), limited product lines and an increased emphasis on the delivery of healthcare through outpatient services. These companies may also be subject to extensive litigation based on product liability and similar claims.
Financial Sector Risk –  Companies in the financial services sector are subject to extensive governmental regulation and their profitability is largely dependent on the availability and cost of capital and can fluctuate significantly when interest rates change or due to increased competition. Credit losses resulting from financial difficulties of borrowers and financial losses associated with investment activities can negatively impact the sector. Insurance companies may be subject to severe price competition. Adverse economic, business or political developments could adversely affect financial institutions engaged in mortgage finance or other lending or investing activities directly or indirectly connected to the value of real estate.
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Industrials Sector Risk –  The prices of securities in the industrials sector can be volatile and can be impacted significantly by supply and demand for certain products and services, product obsolescence and product liability claims, government regulation, exchange rates, world events, general economic conditions and other factors. In addition, certain companies in the industrials sector may be cyclical and have occasional sharp price movements resulting from changes in the economy, fuel prices, labor agreements and insurance costs.
Information Technology Sector Risk –  Companies in the information technology sector face intense competition, both domestically and internationally, which may have an adverse effect on their profit margins. Companies in this sector may have limited product lines, markets, financial resources or personnel. The products of information technology companies may face obsolescence due to rapid technological developments, frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Companies in the information technology sector are heavily dependent on patent and intellectual property rights. The loss or impairment of these rights may adversely affect the profitability of these companies.
Utilities Sector Risk –  The prices of securities in the utilities sector can be volatile and can be impacted significantly by supply and demand for services or fuel, financing costs, government regulation, conservation programs, commodity price fluctuations and other factors. Government regulation of utility companies may limit such companies’ profits or the dividends they can pay to investors. In addition, utility companies may face regulatory restrictions with respect to expansion to new markets, limiting their potential.
SECURITIES LENDING RISK –  Securities lending involves the risk that a Fund may lose money because the borrower of the securities the Fund has loaned out fails to return the securities in a timely manner or at all. A Fund could also lose money in the event of a decline in the value of the collateral provided for loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for a Fund. Securities lending also involves exposure to certain additional risks, including operational risk (i.e., the risk of losses resulting from problems in the settlement and accounting process –  especially so in certain international markets), “gap” risk (i.e., the risk of a mismatch between the return on cash collateral reinvestments and the fees a Fund has agreed to pay a borrower), risk of loss of collateral, credit, legal, counterparty and market risk. Although a Fund’s securities lending agent has agreed to provide the Fund with indemnification in the event of a borrower default, the Fund is still exposed to the risk of losses in the event a borrower does not return the Fund’s securities as agreed and the agent fails to indemnify the Fund.
SUSTAINABLE INVESTING RISK –  Applying sustainability criteria to the investment process may exclude or reduce exposure to securities of certain issuers for sustainability reasons and, therefore, a Fund may forgo some market opportunities available to funds that do not use sustainability criteria. A Fund’s performance may at times be better or worse than the performance of funds that do not use sustainability criteria. Because the sub-adviser(s) evaluate ESG characteristics when selecting certain securities, a Fund’s portfolio may perform differently than funds that do not use ESG characteristics. A focus on ESG characteristics may prioritize long term rather than short term returns. ESG information and data, including that provided by third parties, may be incomplete, inaccurate, or unavailable, which could adversely affect the analysis relevant to a particular investment. In addition, there is a risk that the investments identified by the sub-adviser(s) to fit within their sustainability criteria do not operate as anticipated. Although the sub-adviser(s) seek to identify issuers that fit within their sustainability criteria, investors may differ in their views of what fits within this category of investments. As a result, a Fund may invest in issuers that do not reflect the beliefs and values of any particular investor. In addition, an issuer’s practices, products, or services may change over time, which could cause a Fund to be invested in securities that do not comply with the sub-adviser(s)’ sustainability criteria. Further, the regulatory landscape with respect to sustainable investing in the United States is still developing and future rules and regulations may require a Fund to modify or alter their investment process with respect to sustainable investing.
USE AS AN UNDERLYING FUND RISK –  A Fund may be an investment (an “Underlying Fund”) of one or more fund of funds. The term “fund of funds” refers to a fund that pursues its investment objective by investing primarily in other funds. As a result, a Fund may be subject to the following risks:
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A Fund, as an Underlying Fund, may experience relatively large redemptions or investments as the fund of funds periodically reallocates or rebalances its assets. These transactions may cause the Fund to sell securities to meet such redemptions, or to invest in cash, at times it would not otherwise do so, and may as a result increase transaction costs and adversely affect Fund performance.
•
Such transactions could increase or decrease the frequency of capital gain recognition by a Fund and could affect the timing, amount and character of distributions you receive from a Fund.
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VALUATION RISK –  This is the risk that a Fund has valued a security at a price different from the price at which it can be sold. This risk may be especially pronounced for investments that may be illiquid or may become illiquid and for securities that trade in relatively thin markets and/or markets that experience extreme volatility. A Fund’s ability to value its investments in an accurate and timely manner may be impacted by technological issues and/or errors by third party service providers, such as pricing services or accounting agents. If market conditions make it difficult to value certain investments, a Fund may value these investments using more subjective methods, such as fair-value methodologies. Investors who purchase or redeem Fund shares on days when the Fund is holding fair-valued securities may receive fewer or more shares, or lower or higher redemption proceeds, than they would have received if the Fund had not fair-valued the securities or had used a different valuation methodology. The value of foreign securities, certain fixed income securities and currencies, as applicable, may be materially affected by events after the close of the markets on which they are traded, but before a Fund determines its NAV.
VALUE INVESTING STYLE RISK –  Using a value investing style to select investments involves special risks, particularly if it is used as part of a “contrarian” approach to evaluating issuers. Value investing seeks to identify companies that are priced below their intrinsic or prospective worth. Overlooked or otherwise undervalued securities are subject to a significant risk that they may never attain their potential value or may even be overpriced. A value stock may decrease in price or may not increase in price as anticipated by the sub-adviser if it continues to be undervalued by the market or the factors that the sub-adviser believes will cause the stock price to increase do not occur. Also, the value investing style may over time go in and out of favor. At times when the value investing style is out of favor, a Fund may underperform other equity funds that use different investing styles. “Value” securities can be undervalued by the market for long periods of time.
VOLATILITY RISK –  The value of a Fund’s investments may fluctuate over a relatively short period of time. These fluctuations may cause a Fund’s net asset value per share to experience significant changes over similarly short periods of time.
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Disclosure of Portfolio Holdings
Each Fund will publicly disclose its complete month-end portfolio holdings, which may exclude certain de minimis or short-term investments, on its website at hartfordfunds.com no earlier than 25 calendar days after the end of each month. Each Fund also will publicly disclose on its website the largest ten holdings in which it invests (and the percentage invested in each) no earlier than 15 calendar days after the end of each month. A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio securities is available in the Funds’ SAI.
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The Investment Manager and Sub-Advisers
The Investment Manager
Hartford Funds Management Company, LLC (the “Investment Manager”) is the investment manager to each Fund. The Investment Manager is an indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), a Connecticut-based financial services company. As of December 31, 2023, the Investment Manager and its wholly owned subsidiary, Lattice Strategies LLC, had approximately $129.3 billion in discretionary assets under management. The Investment Manager is responsible for the management of the Funds and supervises the activities of the investment sub-advisers described below. The Investment Manager is principally located at 690 Lee Road, Wayne, Pennsylvania 19087.
“Manager of Managers” Structure
The Investment Manager and the Funds rely on an exemptive order (the “Order”) from the U.S. Securities and Exchange Commission (“SEC”) under which the Funds operate pursuant to a “Manager of Managers” structure. The Investment Manager has responsibility, subject to oversight by the Board of Directors, to oversee the sub-adviser and recommend its hiring, termination and replacement. The Order permits the Investment Manager, on behalf of a Fund and subject to the approval of the Board of Directors, to hire, and to materially amend any existing or future sub-advisory agreement with, sub-advisers that are not affiliated with the Investment Manager (the “Original Relief”), as well as sub-advisers that are indirect or direct, wholly-owned subsidiaries of the Investment Manager or of another company that, indirectly or directly wholly owns the Investment Manager (the “Expanded Relief”), in each case without obtaining approval from the respective Fund’s shareholders.
Shareholders of each of Climate Opportunities Fund, Emerging Markets Equity Fund, Global Impact Fund and International Equity Fund have approved the operation of the Fund under any “Manager of Managers” structure, including under (i) both the Original Relief and Expanded Relief set forth in the Order and/or (ii) any future law, regulation, guidance, or exemptive relief provided by the SEC. Shareholders of each of International Growth Fund, International Opportunities Fund and International Value Fund have approved the operation of the Fund under the “Manager of Managers” structure under the Original Relief set forth in the Order. Within 90 days after hiring any new sub-adviser, the respective Fund’s shareholders will receive information about any new sub-advisory relationship.
The Investment Sub-Advisers
Wellington Management Company LLP (“Wellington Management”)
Wellington Management serves as a sub-adviser to each Fund. Wellington Management performs the daily investment of assets for each Fund, except Climate Opportunities Fund, for which it performs the daily investment of assets for a portion of the Climate Opportunities Fund. Wellington Management is a Delaware limited liability partnership with principal offices at 280 Congress Street, Boston, Massachusetts 02210. Wellington Management is a professional investment counseling firm that provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 80 years. Wellington Management is owned by the partners of Wellington Management Group LLP, a Massachusetts limited liability partnership. As of December 31, 2023, Wellington Management and its investment advisory affiliates had investment management authority with respect to approximately $1.22 trillion in assets.
Schroder Investment Management North America Inc. (“SIMNA”) and Schroder Investment Management North America Limited (“SIMNA Ltd.”)
With respect to the Climate Opportunities Fund, SIMNA serves as a sub-adviser and SIMNA Ltd., an affiliate of SIMNA, serves as a sub-sub-adviser for the portion of the Fund allocated to SIMNA pursuant to a sub-sub-advisory agreement with SIMNA. SIMNA performs the daily investment of the assets for a portion of the Climate Opportunities Fund and SIMNA may allocate assets to or from SIMNA Ltd. in connection with the daily investment of the assets for such portion of the Climate Opportunities Fund. SIMNA (itself and its predecessors) has been an investment manager since 1962, and also serves as investment adviser to other mutual funds, private funds and segregated accounts. SIMNA and SIMNA Ltd. are both indirect wholly owned U.S. registered investment adviser subsidiaries of Schroders plc. Schroders plc is a global asset management company with approximately $890 billion under management as of September 30, 2023. Schroders plc and its affiliates have clients that are major financial institutions including banks and insurance companies, public and private pension funds, endowments and foundations, high net worth individuals, financial intermediaries and retail investors. Schroders plc has one of the largest networks of offices of any dedicated
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asset management company with numerous portfolio managers and analysts covering the world’s investment markets. SIMNA’s address is 7 Bryant Park, New York, New York 10018. SIMNA Ltd.’s address is 1 London Wall Place, London EC2Y 5AU, United Kingdom.
Portfolio MANAGERS
The portfolio managers for each Fund are set forth below. The individual responsibilities of each portfolio manager to a Fund may differ and may include, among other things, security selection for all or a portion of the Fund, involvement in portfolio construction, asset allocation, and/or general oversight of the portfolio management of the Fund. The Funds’ SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Funds they manage.
Climate Opportunities Fund
Alan Hsu, Managing Director, Global Industry Analyst, and Equity Portfolio Manager of Wellington Management, has served as a portfolio manager of the Fund since its inception in 2016. Mr. Hsu joined Wellington Management as an investment professional in 2008.
G. Thomas Levering, Senior Managing Director and Global Industry Analyst of Wellington Management, has served as a portfolio manager of the Fund since its inception in 2016. Mr. Levering is a member of the Global Environmental Opportunities investment team and is also a portfolio manager for the Global Utilities and Enduring Assets approaches at Wellington Management. Mr. Levering joined Wellington Management as an investment professional in 2000.
Simon Webber, CFA, Portfolio Manager and Lead Portfolio Manager for Global and International Equities of Schroders, has served as a portfolio manager of the Fund since 2019. He joined Schroders as a research analyst in 1999 and has managed Schroders Global Climate Change strategy since 2007.
Isabella Hervey-Bathurst, Portfolio Manager and Global Sector Specialist of Schroders, has served as a portfolio manager of the Fund since 2021. She joined Schroders in 2014 as an investment professional and has provided research support for the Schroders Global Climate Change strategy since 2014. Prior to joining Schroders, she was an investment associate at Ruffer.
Emerging Markets Equity Fund
Mark A. Yarger, CFA, Managing Director and Associate Director of Portfolio Management, Quantitative Investment Group of Wellington Management, has served as a portfolio manager of the Fund since 2020 and has been involved in securities analysis for the Fund since 2015. Mr. Yarger joined Wellington Management in 2000 and has been an investment professional since 1991.
Christopher R. Grohe, CFA, Senior Managing Director and Associate Director of Quantitative Investments Group of Wellington Management, has served as a portfolio manager of the Fund since 2024 and has been involved in securities analysis for the Fund since 2015. Mr. Grohe joined Wellington Management in 2002 and has been an investment professional since 1994.
David J. Elliott, CFA, Senior Managing Director, Co-Director of Quantitative Investments, and Director of Quantitative Portfolio Management of Wellington Management, has served as a portfolio manager of the Fund since 2015. Mr. Elliott joined Wellington Management in 1995 and has been an investment professional since 1989. Effective June 30, 2024, Mr. Elliott will no longer serve as a portfolio manager for the Fund.
Global Impact Fund
Jason M. Goins, CFA, Senior Managing Director and Equity Portfolio Manager of Wellington Management, has served as a portfolio manager for the Fund since 2022 and has been involved in securities analysis for the Fund since 2018. Mr. Goins joined Wellington Management as an investment professional in 2007.
Tara C. Stilwell, CFA, Senior Managing Director and Equity Portfolio Manager of Wellington Management, has served as a portfolio manager for the Fund since 2019. Ms. Stilwell joined Wellington Management as an investment professional in 2008.
International Equity Fund
The Fund employs a multiple portfolio manager structure. Gregg R. Thomas, CFA and Thomas S. Simon, CFA, FRM select and oversee the Fund’s portfolio management teams and determine how Fund assets are allocated among the Fund’s portfolio management teams. Each of Mr. Simon and Mr. Thomas may directly manage a sleeve. Mr. Thomas and Mr.
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Simon may change the underlying “sleeve” portfolio managers at any time without notice to shareholders. Each portfolio management team has full discretion to manage its sleeve. The portfolio managers with the most significant responsibilities are set forth below.
Gregg R. Thomas, CFA, Senior Managing Director and Director, Investment Strategy of Wellington Management, has served as portfolio manager for the Fund since 2013. Mr. Thomas rejoined Wellington Management in 2002 and has been an investment professional since 1993.
Thomas S. Simon, CFA, FRM, Senior Managing Director and Portfolio Manager of Wellington Management, has served as portfolio manager for the Fund since 2019 and has been involved in research and portfolio construction for the Fund since 2015. Mr. Simon joined Wellington Management in 2009 and has been an investment professional since 2001.
International Growth Fund
Matthew D. Hudson, CFA, Senior Managing Director and Equity Portfolio Manager of Wellington Management, has served as a portfolio manager for the Fund since 2018. Mr. Hudson joined Wellington Management as an investment professional in 2005.
International Opportunities Fund
Tara C. Stilwell, CFA, Senior Managing Director and Equity Portfolio Manager of Wellington Management, has served as a portfolio manager for the Fund since 2010 and has been involved in securities analysis for the Fund since 2008. Ms. Stilwell joined Wellington Management as an investment professional in 2008.
Nicolas M. Choumenkovitch, Senior Managing Director and Equity Portfolio Manager of Wellington Management, has served as portfolio manager for the Fund since 2006 and has been involved in securities analysis for the Fund since 2000. Mr. Choumenkovitch joined Wellington Management as an investment professional in 1995. Effective June 30, 2024, Mr. Choumenkovitch will no longer serve as a portfolio manager for the Fund.
International Value Fund
James H. Shakin, CFA, Senior Managing Director and Equity Portfolio Manager of Wellington Management, has served as a portfolio manager for the Fund since 2013. Mr. Shakin joined Wellington Management as an investment professional in 1986.
Andrew M. Corry, CFA, Senior Managing Director and Equity Portfolio Manager of Wellington Management, has served as a portfolio manager for the Fund since 2015 and has been involved in securities analysis for the Fund since 2013. Mr. Corry joined Wellington Management as an investment professional in 1997.
Tarit Rao-Chakravorti, Managing Director and Equity Research Analyst of Wellington Management, has served as a portfolio manager for the Fund since 2023 and has been involved in securities analysis for the Fund since 2018. Mr. Rao-Chakravorti rejoined Wellington Management as an investment professional in 2018. Prior to rejoining Wellington Management, he was an analyst at Monitor 360 (2015 –  2016).
Tyler J. Brown, CFA, Managing Director and Equity Research Analyst of Wellington Management, has served as a portfolio manager for the Fund since 2023 and has been involved in securities analysis for the Fund since 2022. Mr. Brown joined Wellington Management as an investment professional in 2015. Prior to joining Wellington Management, he was senior investment analyst from 2011 –  2014 and junior investment analyst from 2009 –  2011 at Artha Capital Management.
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MANAGEMENT FEE. Each Fund pays a monthly management fee to the Investment Manager as set forth in its investment management agreement at an annual rate based on the Fund’s average daily net asset value. The Investment Manager pays a sub-advisory fee to one or more sub-advisers out of its management fee. Pursuant to a sub-sub-advisory agreement between SIMNA and SIMNA Ltd., SIMNA pays a fee to SIMNA Ltd. out of the sub-advisory fees received from the Investment Manager for the Climate Opportunities Fund. For the fiscal year ended October 31, 2023, each Fund paid the Investment Manager the following effective management fee as a percentage of average daily net assets:
Fund	Effective Management Fee
Climate Opportunities Fund	0.62%
Emerging Markets Equity Fund	0.90%
Global Impact Fund	0.62%
International Equity Fund	0.46%
International Growth Fund	0.79%
International Opportunities Fund	0.65%
International Value Fund	0.77%
A discussion regarding the basis for the Board of Directors’ approval of the investment management agreement for each Fund with the Investment Manager, as well as the investment sub-advisory agreement for each Fund between the Investment Manager and Wellington Management is available in the Funds’ annual report to shareholders for the fiscal year ended October 31, 2023. With respect to Climate Opportunities Fund, a discussion regarding the basis for the Board of Directors’ approval of the investment sub-advisory agreement for the Fund between the Investment Manager and SIMNA and the sub-sub-advisory agreement between SIMNA and SIMNA Ltd. is also available in the Climate Opportunities Fund’s annual report to shareholders for the fiscal year ended October 31, 2023.
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Classes of Shares
Each Fund offers the following classes of shares:
Fund	A	C	I	R3	R4	R5	R6	Y	F
Climate Opportunities Fund	√	√	√	√	√	√	√	√	√
Emerging Markets Equity Fund	√	√	√	√	√	√	√	√	√
Global Impact Fund	√	√	√	√	√	√	√	√	√
International Equity Fund(1)	√	√	√	√	√	√	√	√	√
International Growth Fund	√	√	√	√	√	√	√	√	√
International Opportunities Fund	√	√	√	√	√	√	√	√	√
International Value Fund	√	√	√	√	√	√	√	√	√
(1)
Classes A, C, and I of the Fund are closed to new investors until the opening of business on March 20, 2024. No purchases of a closed share class is allowed, other than as described in the Summary Section. Investors should contact their financial professional to determine whether they are eligible to purchase shares of the Fund. If you believe you are eligible to purchase shares of the Fund, you may be required to provide appropriate proof of eligibility. The Fund reserves the right to: (i) reject any purchase order if it believes that acceptance of such order would interfere with its ability to be effectively managed; (ii) reopen the share classes to new investors at a future date; (iii) issue shares in connection with a reorganization; and (iv) make additional exceptions, limit the above exceptions, or otherwise modify the foregoing closure policy for any reason. A share class’ closed status does not restrict existing shareholders from redeeming shares of the Fund. However, any shareholders who redeem all Fund shares in their account would generally not be permitted to re-establish the account and purchase shares of a closed class unless they meet one of the criteria set forth in the Fund’s Summary Section or are reinvesting in the same Fund pursuant to the Reinstatement Privilege set forth in this prospectus. You may obtain additional information by calling Hartford Funds at: 1-888-843-7824.
Investor Requirements
This section describes investor requirements for each class of shares offered by the Funds. Each Fund may, in its sole discretion, modify or waive the eligibility requirements for purchases of any class of its shares.
Class A Shares. Class A shares are generally available for purchase by all investors other than retirement plans, except as described below. Purchases of Class A shares by certain retirement plans are permitted under the following circumstances:
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If the plan is one of the following types of retirement plans and the plan was invested in or was offered as an investment option Class A shares of a Hartford mutual fund at net asset value on or before June 30, 2007: (a) an employer-sponsored retirement plan with at least 100 participants or $500,000 in plan assets; (b) a retirement plan that buys Fund shares through a group variable funding agreement that was issued by Hartford Life Insurance Company; or (c) a retirement plan for which Hartford Life Insurance Company or its affiliate served as plan administrator; or
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If the plan is an employer-sponsored retirement plan held directly at a broker-dealer (that is, outside of a retirement plan recordkeeping platform or third party administrator). Such retirement plans may purchase Class A shares, subject to all applicable sales charges as described in this prospectus.
Class A shares are not available for purchase by accounts for which no broker-dealer or other financial intermediary is specified, except under the following circumstances: (i) purchases by shareholders who have an existing account without a broker-dealer or financial intermediary as of the close of business on March 31, 2022 to add to their existing Fund account through subsequent purchases, through exchanges from other Hartford mutual funds, or through conversions of another share class in the Fund for Class A shares in the same Fund; (ii) purchases by shareholders in an Orphaned Account (as defined below); or (iii) purchases through reinvestment of dividends or capital gains distributions.
Certain shareholder accounts are maintained with the transfer agent and list a broker-dealer of record (“Prior Broker-Dealer of Record”), and if, subsequently, such Prior Broker-Dealer of Record resigns from the account resulting in such account being held directly with the transfer agent without a new broker-dealer of record for such account, then such account would be referred to as an “Orphaned Account.”
Class A shares have a minimum investment requirement of $2,000 for all accounts except: $250, if establishing an AIP, with recurring monthly investments of at least $50.
Class C Shares. Class C shares are generally available for purchase by all investors other than retirement plans. Class C shares are not available for purchase by accounts for which no broker-dealer or other financial intermediary is specified. Any such purchase received by the Funds’ transfer agent for Class C shares for such accounts will be rejected.
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Class C shares have a minimum investment requirement of $2,000 for all accounts except: $250, if establishing an AIP, with recurring monthly investments of at least $50.
Class I Shares. Class I shares are offered:
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through financial intermediaries who charge such clients a fee for advisory, investment, consulting or similar services;
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through financial intermediaries that have entered into an agreement with Hartford Funds Distributors, LLC (the “Distributor”) to offer Class I shares;
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to institutional investors, which include but are not limited to: family offices and their clients; non-profit organizations, charitable trusts, foundations and endowments; and accounts registered to bank trust departments, trust companies, registered investment advisers and investment companies; and
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to current or retired officers, directors and employees (and their spouse (or legal equivalent recognized under state law) and any children under 21) of the Funds, The Hartford, the sub-adviser(s) to the Funds, Hartford Administrative Services Company, and their affiliates.
Class I shares are not available to qualified employee benefit plans and other retirement savings plans. This restriction does not apply to qualified employee benefit plans (such as a health savings account or health savings plan) offered to current or retired officers, directors and employees (and their spouse (or legal equivalent recognized under state law) and any children under 21) of the Funds, The Hartford, the sub-adviser(s) to the Funds, Hartford Administrative Services Company, and their affiliates. Class I shares have a minimum investment requirement of $2,000 for all accounts except: $250, if establishing an AIP, with recurring monthly investments of at least $50.
Class R3, Class R4, Class R5 and Class R6 Shares. Class R3, R4, R5 and R6 shares are available only to 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans, nonqualified deferred compensation plans, health savings plans, health savings accounts, funded welfare benefit plans (e.g., Voluntary Employees’ Beneficiary Association (VEBA) and Other Post-Employment Benefits (OPEB) plans) and thrift savings plans. Class R3, R4, R5 and R6 shares generally are available only where the shares are held on the books of the Fund through omnibus accounts (either at the plan level or at the level of the financial services firm). Class R3, R4, R5 and R6 shares are not available to retail non-retirement accounts, Traditional and Roth Individual Retirement accounts (IRAs), Coverdell Education Savings Accounts, SEPs, SARSEPs, SIMPLE IRAs and individual 403(b) plans.
Class Y Shares. Class Y shares are offered:
•
through financial intermediaries who charge such clients a fee for advisory, investment, consulting or similar services;
•
through financial intermediaries that have entered into an agreement with the Distributor to offer Class Y shares through a no-load network or platform (as discussed below under “Commissions and Transaction Fees”, a financial intermediary may require you to pay a commission when buying and selling such “no-load” shares); and
•
to institutional investors, which include but are not limited to: family offices and their clients; non-profit organizations, charitable trusts, foundations and endowments; and accounts registered to bank trust departments, trust companies, registered investment advisers and investment companies.
Class Y shares have an investment minimum of $250,000, which is waived when the shares are purchased through omnibus accounts (or similar types of accounts). The investment minimum for Class Y shares does not apply to qualified employee benefit plans and other retirement savings plans.
Class Y shares are no longer available to new qualified employee benefit plans and other retirement savings plans, except as indicated below. Purchases of Class Y shares by certain retirement plans are permitted under the following circumstances: (i) purchases by qualified employee benefit plans and other retirement savings plans that held Class Y shares of any Hartford mutual fund as of close of business on March 29, 2019; (ii) purchases through reinvestment of dividends; (iii) purchases by qualified employee benefit plans and other retirement savings plans that have been pre-approved by the Distributor to purchase Class Y shares; and (iv) purchases, including through reinvestment of dividends, by qualified employee benefit plans and other retirement savings plans that received shares of the Fund as part of a reorganization.
Class F Shares. Class F shares are generally only available through financial intermediaries that have entered into an appropriate agreement to sell Class F shares of a Fund. However, purchases by affiliated investment companies, purchases by 529 plans or purchases of $1,000,000 or more of Class F shares may be made directly through the Funds’ transfer agent. Class F shares are not available to retirement plans. Class F shares do not have a minimum initial investment requirement when the shares are purchased through omnibus accounts (or similar types of accounts). All
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other eligible investors must meet the minimum initial investment requirement of at least $1,000,000 in Class F shares of a Fund, except for affiliated investment companies and 529 plans. Each Fund reserves the right in its sole discretion to waive the minimum initial investment requirement.
Choosing a Share Class
Each share class has its own cost structure, allowing you to choose the one that best meets your needs. When you choose your class of shares, you should consider a number of factors, including the size of your investment and how long you plan to hold your shares, the expenses borne by each class, any front-end sales charge or contingent deferred sales charge (“CDSC”) applicable to a class and whether you qualify for any reduction or waiver of sales charges, and the availability of the share class for purchase by you. Certain classes have higher expenses than other classes, which may lower the return on your investment when compared to a less expensive class. The Funds, the Funds’ transfer agent, and the Distributor do not provide investment advice. Please contact your financial intermediary to determine which share class may be appropriate for you.
In making your decision regarding which share class may be best for you to invest in, please keep in mind that your financial intermediary or plan administrator may receive different compensation depending on the share class you buy and different share classes may offer you different services. You should consult with your financial intermediary about the comparative pricing and features of each share class, the services available for shareholders in each share class, the compensation that your financial intermediary will receive in connection with each share class and other factors that may affect your decision about the best share class to buy.
Each of Class A, Class C, Class R3 and Class R4 shares has adopted a Rule 12b-1 plan that allows that class to pay distribution and service fees for the sale and distribution of its shares and for providing services to shareholders. Because these fees are paid out of a Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.
	Front End Sales Charge	Deferred Sales Charge (Load)	Distribution and Service (12b-1) Fees(1)
Class A	Described under “How Sales Charges are Calculated”	Described under “How Sales Charges are Calculated”	0.25%
Class C(2)	None	1.00% on shares sold within one year of purchase	1.00%
Class I	None	None	None
Class R3	None	None	0.50%
Class R4	None	None	0.25%
Class R5	None	None	None
Class R6	None	None	None
Class Y	None	None	None
Class F	None	None	None
(1)
As a percentage of the Fund’s average net assets.
(2)
Automatic conversion of Class C shares to Class A shares as set forth in the section entitled “Automatic Conversions,” thus reducing future annual expenses (certain exclusions may apply).
COMMISSIONS AND TRANSACTION FEES. You may be required to pay a commission to your financial intermediary when buying or selling Class I, Class R6, Class Y, or Class F shares. The Funds make available other share classes that have different fees and expenses, which are disclosed and described in this prospectus. Please contact your financial intermediary for more information on commissions. Although the Funds do not charge a transaction fee, you may be charged a fee by financial intermediaries for the purchase or sale of a Fund’s shares through that financial intermediary. This transaction fee is separate from any sales charge that a Fund may apply. Please contact your financial intermediary for more information on transaction fees.
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How Sales Charges Are Calculated
Class A Shares. The table below presents the front-end sales charge for each Fund as a percentage of both the offering price and the net amount invested and commissions to dealers as a percentage of the offering price.
Your Investment	As a Percentage of Offering Price	As a Percentage of Net Investment	Dealer Commission – As Percentage of Offering Price
Less than $50,000	5.50%	5.82%	4.75%
$50,000 – $99,999	4.50%	4.71%	4.00%
$100,000 – $249,999	3.50%	3.63%	3.00%
$250,000 – $499,999	2.50%	2.56%	2.00%
$500,000 – $999,999	2.00%	2.04%	1.75%
$1 million or more(1)	0%	0%	See below
(1)
Investments of $1 million or more in Class A shares may be made with no front-end sales charge. However, if you qualify to purchase your Class A shares without any sales charge and you redeem those shares within 18 months of the purchase, you may pay a CDSC of 1.00% on any Class A shares sold. For purposes of this CDSC, all purchases made during a calendar month are counted as having been made on the first day of that month. The amount of any CDSC is based on the lesser of the original purchase cost or the current market value of the shares being sold and is not charged on shares you acquired by reinvesting your dividends and capital gains distributions. Each time you place a request to sell shares, we will first sell any shares in your account that are not subject to a CDSC. This CDSC will not apply where the selling broker dealer was not paid a commission.
In order to determine the dollar amount of the sales charges you pay, we multiply the applicable percentage by the dollar amount of your desired investment. The total dollar amount of the sales charge is rounded to two decimal places using standard rounding criteria and is included in the public offering price of a Fund. Your total purchase amount is then divided by the Fund’s per share public offering price to determine the number of shares you receive in the Fund. This number is rounded to three decimal places using standard rounding criteria. Because of this rounding, the front-end sales charge you pay, when expressed as a percentage of the offering price, may be higher or lower than the amount stated in the Fund’s fee table (as illustrated in the table above).
For example, you want to invest $100.00 in Class A shares of a Fund. Assume the shares have a public offering price of $15.72 (includes front-end sales charge), a total net asset value of $14.86, and a front-end sales charge of 5.5%. The total dollar amount of the sales charge would be $5.48; the total net asset value of the shares purchased would be $94.52; and the total number of shares purchased would equal 6.361 shares. Therefore, the calculated sales charge rate is 5.48% (sales charge paid divided by the net investment). Please note that this example is a hypothetical and is not intended to represent the value of any Fund.
The Distributor may pay up to the entire amount of the sales commission to particular broker-dealers. The Distributor may pay dealers of record commissions on purchases of $1 million or more in an amount of up to 1.00% on the first $10 million, 0.50% of the next $30 million, and 0.25% of share purchases over $40 million. This commission schedule may also apply to certain sales of Class A shares made to investors that qualify under some of the categories listed under “Front-End Sales Charge Waivers for Class A Shares.” Commissions are based on cumulative investments over the life of the account with no adjustment for redemptions, transfers, or market declines.
Retirement plans that owned or were offered Class A shares on or before June 30, 2007 are not subject to the Class A shares’ commission schedule and CDSC.
You may qualify for a reduced sales charge, or the sales charge may be waived, as described under “Sales Charge Reductions and Waivers for Class A and Class C Shares.” Descriptions of any financial intermediary specific sales charge waivers and discounts are set forth in Appendix A to the prospectus.
Class C Shares. Class C deferred sales charges are listed below. No CDSC is charged on shares acquired through reinvestment of dividends and capital gains distributions. The CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. A front-end sales charge is not assessed on Class C shares.
Years After Purchase	CDSC
1st year	1.00%
After 1 year	None
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For purposes of the Class C CDSC, all purchases made during a calendar month are counted as having been made on the first day of that month. Please note that for purposes of the expense examples and performance returns shown in this prospectus, the figures include the effect of the Class C CDSC as if it had been incurred prior to the expiration of the applicable period. Each time you place a request to sell shares, we will first sell any shares in your account that are not subject to a CDSC.
When you request a redemption, the amount withdrawn from your account will equal the specified dollar amount of the redemption request plus the dollar amount of any applicable CDSC. If you do not want any additional amount withdrawn from your account to cover the CDSC due, please indicate that the applicable CDSC should be withdrawn from the total distribution amount requested.
Additional Information Regarding the CDSC with respect to Class A and Class C Shares. Proceeds from the CDSC are paid to the Distributor and are used in whole or in part by the Distributor to defray its expenses related to providing distribution-related services to a Fund in connection with the sale of the Class A and Class C shares, such as the payment of compensation to select selling brokers for selling these classes of shares. The combination of the CDSC and the distribution and service fees facilitates the ability of each Fund to sell the Class C shares without a front-end sales charge being deducted, and to sell Class A shares with the maximum applicable sales charge at the time of the purchase.
Sales Charge Reductions and Waivers for Class A and Class C Shares. There are several ways you can combine multiple purchases of shares of the Hartford mutual funds to take advantage of the breakpoints in the Class A shares’ sales charge schedule. In all instances, it is your responsibility to notify your financial intermediary or the Funds’ transfer agent at the time of purchase of any facts qualifying you for sales charge waivers or discounts. If you do not let your financial intermediary or the Funds’ transfer agent know that you are eligible for a sales charge waiver or discount, you may not receive the sales charge breakpoints to which you are otherwise entitled. The Funds’ transfer agent may require evidence of your qualification for such reductions or waivers. The availability of these sales load waivers and/or discounts may depend on the particular financial intermediary or type of account through which you purchase or hold Fund shares. Please contact your financial intermediary for more information on the intermediary’s policies and procedures applicable to such waivers and/or discounts. In addition, any intermediary specific sales load waivers and/or discounts are reproduced in Appendix A based on information provided by the financial intermediaries.
Reducing Your Class A Sales Charges –  The Class A shares front-end sales charge may be reduced as follows:
•
Larger Purchases: You may reduce or eliminate your Class A front-end sales charge by purchasing Class A shares in greater quantities. The breakpoint discounts offered by each Fund are indicated under the heading “How Sales Charges Are Calculated - Class A Shares.”
•
Accumulation Privilege: Under the accumulation privilege, the applicable sales charge level for Class A shares of a Fund is calculated by aggregating (a) the dollar amount then being purchased plus (b) an amount equal to the then-current, as of the business day immediately prior to such purchases, net asset value of the purchaser’s holdings of all shares (other than Class R3, Class R4, Class R5, and Class R6) of the series of The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc. and holdings in The Hartford® SMART529® College Savings Plan. For purposes of this Accumulation Privilege, a qualifying investor may include all shares owned by family members defined as the owner’s spouse (or legal equivalent recognized under state law) and any children under 21. Employer-sponsored retirement plans or certain tax qualified retirements accounts may also receive these breakpoints as long as the Funds’ transfer agent or the financial intermediary is notified at the time of purchase. The Accumulation Privilege may be amended or terminated at any time as to subsequent purchases.
•
Letter Of Intent: A Letter of Intent (“LOI”) lets you purchase Class A shares of a Fund over a 13-month period and receive the same sales charge as if all shares had been purchased at once. Any person may use an LOI to qualify for a reduced sales charge on purchases of Class A shares. Please note: (i) retirement plans that receive breakpoints at the plan level do not qualify for the LOI privilege and (ii) Class A shares acquired through the reinvestment of distributions do not constitute purchases for purposes of the LOI. A Class A shareholder may include, as an accumulation credit towards the completion of an LOI, the value of all shares of all funds of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc. and holdings in The Hartford® SMART529® College Savings Plan owned by the shareholder as described above under “Accumulation Privilege.” A qualifying investor may include all shares owned by family members defined as the owner’s spouse (or legal equivalent recognized under state law) and any children under 21. Such value is determined based on the public offering price on the date of the LOI. For purposes of determining the applicable sales charge and breakpoint schedules when purchasing shares pursuant to a LOI, the sales charge and breakpoint schedules in effect when the initial shares
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under the LOI were purchased apply. During the term of a LOI, the Funds’ transfer agent will hold shares in escrow to secure payment of the higher sales charge applicable for shares actually purchased if you do not purchase the amount indicated on the LOI. Dividends and capital gains will be paid on all escrowed shares and these shares will be released when the amount indicated on the LOI has been purchased. An LOI does not obligate you to buy or a Fund to sell the indicated amount of the LOI. If a Class A shareholder exceeds the amount specified in the LOI and reaches an amount that would qualify for a further quantity discount, the applicable breakpoints in the Class A shares’ sales charge schedule will be applied to such additional Class A share purchases. Any resulting difference in offering price will be used to purchase additional Class A shares for the shareholder’s account at the applicable offering price. A written request by the Funds’ transfer agent will be sent to a shareholder prior to the expiration of the LOI. If the Class A shareholder does not purchase the amount specified in the LOI by the end of the 13-month period, the Funds’ transfer agent will redeem an appropriate number of escrowed shares for an amount equal to the difference between the sales charge paid and the sales charge that would have been paid had the aggregate purchases been made at a single time. This redemption may be treated and reported as a taxable transaction to you, as discussed in the “Fund Distributions and Tax Matters” section of this prospectus. Any dealers assigned to the shareholder’s account at the time a purchase was made during the LOI period will receive a corresponding commission adjustment if appropriate. Additional information about the terms of the LOI is available from your financial intermediary or from the Funds’ transfer agent at 1-888-843-7824.
Front-End Sales Charge Waivers for Class A Shares –  The Class A shares front-end sales charge may be waived for the following individuals and institutions:
•
selling broker dealers and their employees and sales representatives (and their family members, as defined above under the “Accumulation Privilege” section) provided, however, that only those employees of such broker-dealers who, as a part of their usual duties, provide services related to transactions in Fund shares shall qualify,
•
financial representatives using Fund shares in fee-based investment products under a signed agreement with the Funds,
•
current or retired officers, directors and employees (and their family members, as defined above under the “Accumulation Privilege” section) of the Funds, The Hartford, the sub-advisers to Hartford Funds, Hartford Administrative Services Company, and their affiliates. Such individuals may also purchase Class I shares at net asset value,
•
welfare benefit plans investing in Fund shares through group variable funding agreements issued by Hartford Life Insurance Company,
•
if the plan is one of the following types of retirement plans and the plan was invested in or was offered as an investment option Class A shares of a Hartford mutual fund at net asset value on or before June 30, 2007: (a) an employer-sponsored retirement plan with at least 100 participants or $500,000 in plan assets; (b) a retirement plan that buys Fund shares through a group variable funding agreement that was issued by Hartford Life Insurance Company; or (c) a retirement plan for which Hartford Life Insurance Company or its affiliate served as plan administrator,
•
college savings programs that are qualified state tuition programs under Section 529 of the Internal Revenue Code,
•
investors purchasing through a financial intermediary that has entered into an agreement with the Distributor to offer shares to self-directed investment brokerage accounts that may or may not charge a transaction fee to customers,
•
purchases by investors maintaining a brokerage account with a registered broker-dealer that has entered into an agreement with the distributor to offer Class A shares through a load-waived network or platform, which may or may not charge transaction fees, and
•
any purchases of Class A shares in an account maintained directly with the Funds’ transfer agent where there is no financial intermediary specified or Hartford Funds Distributors, LLC is listed as the dealer of record. However, if such account subsequently lists a third party dealer of record, any subsequent purchases of Class A shares in that account will be subject to any applicable front-end sales charge.
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CDSC Waivers –  As long as the Funds’ transfer agent or your financial intermediary is notified at the time you sell, the CDSC for each applicable share class will generally be waived in the following cases:
•
to make Systematic Withdrawal Plan payments that are limited annually to no more than 12% of the value of the account at the time the plan is initiated or updated.
•
for death or disability.
•
under reorganization, liquidation, merger or acquisition transactions involving other investment companies.
•
under the following circumstances, for employer-sponsored retirement plans or tax qualified retirement accounts:
(1) to return excess contributions,
(2) hardship withdrawals as defined in employer-sponsored retirement plans,
(3) under a Qualified Domestic Relations Order as defined in the Internal Revenue Code,
(4) to meet minimum distribution requirements under the Internal Revenue Code,
(5) to make “substantially equal payments” as described in Section 72(t) of the Internal Revenue Code, and
(6) after separation from service.
•
for Class C shares only, for withdrawals made pursuant to loans taken from qualified retirement plans. Loans are defined by the retirement plan’s administrator at the time of the withdrawal.
The availability of these sales load waivers may depend on the particular financial intermediary or type of account through which you purchase or hold Fund shares. Please contact your financial intermediary for more information on the intermediary’s policies and procedures applicable to such waivers. In addition, any intermediary specific sales load waivers are reproduced in Appendix A based on information provided by the financial intermediaries.
Reinstatement Privilege
If you sell shares of a Fund, you may reinvest some or all of the proceeds in shares of that Fund or any other Hartford mutual fund within 90 days without a sales charge, as long as the Funds’ transfer agent is notified before you reinvest; except that, certain qualified plans may only reinvest as a rollover within 60 days of selling shares of a Fund. In this case, once the 60 day rollover period has ended, such qualified plans may reinvest only those amounts that do not exceed the maximum qualified plan contribution amount for their account in that given tax year. If you sold Class A or C shares, you must reinvest in shares of the same class to take advantage of the reinstatement privilege. If you paid a CDSC when you sold your Class A or Class C shares, you will be credited with the amount of that CDSC. All accounts involved must have the same registration.
Information about sales charges and sales charge reductions or waivers is available, free of charge, on the Funds’ website hartfordfunds.com. The website includes hyperlinks that facilitate access to this information.
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How To Buy And Sell Shares
Important Information About Procedures for Opening a New Account
To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. In some cases, Federal law also requires us to verify and record information that identifies the natural persons who control and beneficially own a legal entity that opens an account. What this means to you: when you open an account, we will ask for names, addresses, dates of birth and other information that will allow us to identify you and certain other natural persons associated with the account. For some legal entity accounts, you will be asked to provide identifying information for one natural person that controls the entity, and for each natural person that beneficially owns 25% or more of the legal entity. If we do not receive these required pieces of information, there may be a delay in processing your investment request, which could subject your investment to market risk.
We are also required to obtain information that identifies each authorized signer for an account by requesting name, residential address, date of birth and social security number for each of your authorized signers. We appreciate your cooperation.
If a Fund is not able to adequately identify you within the time frames set forth in the law, your shares may be automatically redeemed. If the net asset value per share has decreased since your purchase, you will lose money as a result of this redemption. You may also incur any applicable sales charge.
Of critical importance, is the location of those authorized to transact on an account at the time the transaction request is placed with a Fund. In general, shareholders and authorized traders may only place trades with a Fund when physically in the U.S., a U.S. territory, stationed at a military base, or stationed at a U.S. Embassy. The location of the authorized caller may be obtained on a recorded phone call or in writing.
Each Fund offers the classes of shares described in “Classes of Shares” above and not all share classes discussed below may be available for each Fund.
Initial Purchases
Before you invest, please read this prospectus carefully.
Determine how much you want to invest. The minimum investment amounts are as follows:
•
Class A, Class C and Class I shares –  $2,000 for initial investments, at least $50 for subsequent investments; except AIPs, which require $250 to open and at least $50 per month invested in the Fund thereafter.
•
Class R3, Class R4, Class R5 and Class R6 shares –  no investment minimum and no subsequent investment minimum.
•
Class Y shares –  $250,000 minimum initial investment. This requirement is waived when the shares are purchased through omnibus accounts (or similar types of accounts). No subsequent investment minimum.
•
Class F shares - $1,000,000 minimum initial investment. This requirement is waived when the shares are purchased through omnibus accounts (or similar types of accounts). No subsequent investment minimum.
To make an initial investment in a class of shares of a Fund, please contact your financial intermediary. Certain classes may not be available through all financial intermediaries. For more information regarding investing through a financial intermediary, please see “Additional Information Regarding Investing through a Financial Intermediary” below.
Certain classes of shares of a Fund may also be purchased through the Funds’ transfer agent by filling out an account application and mailing it to the address below. You can obtain an account application or request more information about opening an account by calling the transfer agent at 1-888-843-7824 . You also may visit www.hartfordfunds.com to access an account application.
Class A shares are not available for purchase by accounts for which no broker-dealer or other financial intermediary is specified, except under the following circumstances: (i) purchases by shareholders who have an existing account without a broker-dealer or financial intermediary as of the close of business on March 31, 2022 to add to their existing Fund account through subsequent purchases, through exchanges from other Hartford mutual funds, or through conversions of another share class in the Fund for Class A shares in the same Fund; (ii) purchases by shareholders in an Orphaned Account (as defined above in the section entitled “Classes of Shares –  Investor Requirements”); or (iii) purchases through reinvestment of dividends or capital gains distributions. Class C shares are not available for purchase by accounts for which no broker-dealer or other financial intermediary is specified. Any such purchase received by the Funds’ transfer agent for Class C shares for such accounts will be rejected.
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Accounts held directly with the transfer agent (i.e. not plan level or an omnibus position) are charged a $30 annual direct account fee. All accounts are subject to this fee other than accounts of any sub-adviser to the Hartford Funds, accounts of employees of the sub-advisers to the Hartford Funds, The Hartford® SMART529® College Savings Plan, and affiliated investment companies. This fee is not charged to shareholders who hold Fund shares through an omnibus account with a financial intermediary. Under certain limited circumstances, the $30 annual direct account fee may be waived for certain other accounts at the discretion of Hartford Administrative Services Company. A confirmation of the fee assessment, if applicable, will appear on your next quarterly account statement subsequent to the actual assessment date. If you have questions about the direct account fee, please call the transfer agent at 1-888-843-7824. If you are invested in the Funds directly through a retirement account or Coverdell Education Savings Account with UMB Bank, n.a., you will also be subject to an annual maintenance fee of up to $25.
If purchasing shares through the Funds’ transfer agent, please send your account application to the following address:
Hartford Funds	(For overnight mail)
P.O. Box 219060	Hartford Funds
Kansas City, MO 64121-9060	430 W 7th Street, Suite 219060
Kansas City, MO 64105-1407
Payment Requirements
If purchasing Fund shares through the Funds’ transfer agent, the Funds’ transfer agent accepts payment for shares in U.S. dollars by a check drawn on a U.S. bank, wire transfer or an electronic funds transfer through the Automated Clearing House (“ACH”) network. The Funds’ transfer agent does not accept the following types of payments: third-party checks, starter or counter checks, or money orders. All checks must be drawn on U.S. banks and made payable to Hartford Funds. For wires, instruct your financial institution with whom you have an account to make a Federal Funds wire payment to us. Your financial institution may charge you a fee for this service. ACH (must have a U.S. bank account) refers to the “Automated Clearing House” System maintained by the Federal Reserve Bank, which allows banks to process checks, transfer funds and perform other tasks. Your financial institution may charge you a fee for this service. ACH purchase limit is $100,000 per investor per day. If the purchase amount does not clear, your purchase will be canceled and you will be liable for any losses or fees that a Fund, the Funds’ transfer agent, or the Distributor has incurred.
Certain broker-dealers and financial institutions may enter confirmed purchase orders with the Funds on behalf of customers with payment to follow within the customary settlement period. If payment is not received by that time, the order will be canceled and the broker-dealer or financial institution will be held liable for the resulting fees or losses.
Class C Shares Purchase Limits
Purchases of Class C shares are subject to a total account value limitation at the time of purchase of $999,999. If your existing accounts for all share classes (except Class R3, R4, R5 and R6 shares) held with the Distributor have a total value equal to $999,999, you will not be able to purchase Class C shares. For the purpose of determining your total account value, existing accounts for all share classes (except Class R3, R4, R5 and R6 shares) held with the Distributor that are linked under a Letter of Intent or Accumulation Privilege will be included. Dealers and other financial intermediaries purchasing shares for their customers in omnibus accounts are responsible for compliance with these limits. You should consult your financial intermediary when choosing a share class.
Additional Purchases of Shares
You may purchase additional shares of a Fund through your financial intermediary. Your financial intermediary may charge you for this service. With respect to accounts held directly with the transfer agent (i.e. not plan level or an omnibus position), you may also purchase additional shares through the Funds’ transfer agent as follows:
•
On the Web: Visit hartfordfunds.com, select “Account Access” from the role drop-down menu at the top of the home page and follow the instructions.
•
By Phone: To place your order, call the transfer agent at 1-888-843-7824 on any regular business day. Tell the transfer agent the Fund name, share class, account and the name(s) in which the account is registered and the amount of your investment. Complete transaction instructions on a specific account must be received in good order and confirmed by Hartford Funds prior to 4 P.M. Eastern Time or the close of the New York Stock Exchange, whichever comes first. Any transaction on an account received after such time will receive the next business day’s offering price. For your protection, telephone requests may be recorded in order to verify their accuracy.
•
In Writing With a Check: Make out a check for the investment amount, payable to “Hartford Funds.” Complete the application or detachable investment slip from an account statement, or write a letter of instruction
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specifying the Fund name and share class, account number and the name(s) in which the account is registered. Deliver the check and your completed investment slip, or letter of instruction to your financial intermediary or plan administrator, or mail to:
Hartford Funds	(For overnight mail)
P.O. Box 219060	Hartford Funds
Kansas City, MO 64121-9060	430 W 7th Street, Suite 219060
Kansas City, MO 64105-1407
•
By Electronic Funds Transfer through ACH or Wire: For complete instructions on how to purchase shares of Hartford Funds by electronic funds transfer through ACH or wire, contact Hartford Funds at 1-888-843-7824.
Please note that these features may not be available for all classes of shares and in such instances, you will need to make additional purchases through your financial intermediary.
Selling Shares
You may redeem your shares by having your financial intermediary process your redemption. Your financial intermediary will be responsible for furnishing all necessary documents to a Fund and may charge you for this service. With respect to accounts held directly with the transfer agent (i.e. not plan level or an omnibus position), you may also sell your shares through the Funds’ transfer agent as noted below.
•
On the Web: Non-retirement accounts and certain IRA accounts may redeem online, and such redemptions are restricted to up to $50,000 per shareholder per market day. To place your order, you must have an online account with hartfordfunds.com. Visit hartfordfunds.com, select “Account Access” from the role drop-down menu at the top of the home page and follow the instructions. All online redemptions are subject to a 15 day hold after bank instructions have been added or changed on the account.
•
By Phone: Non-retirement accounts and certain IRA accounts may redeem by telephone, and redemptions are restricted to up to $50,000 per shareholder per market day. To place your order, call the transfer agent at 1-888-843-7824 on any regular business day. Complete transaction instructions on a specific account must be received in good order and confirmed by Hartford Funds prior to 4 P.M. Eastern Time or the close of the New York Stock Exchange, whichever comes first. Any transaction on an account received after such time will receive the next business day’s offering price. For automated service 24 hours a day using your touch-tone phone, call 1-888-843-7824. For your protection, telephone requests may be recorded in order to verify their accuracy. Proceeds from telephone transactions may be either mailed to the address of record, or sent electronically to a bank account on file. Also, for your protection, telephone redemptions are limited on accounts whose addresses have been changed within the past 30 days. For circumstances in which you need to request to sell shares in writing, see “Selling Shares By Letter or Form.”
•
By Electronic Funds Transfer through ACH or Wire: For complete instructions on how to redeem shares of Hartford Funds by electronic funds transfer through ACH or wire, contact Hartford Funds at 1-888-843-7824. Wire transfers are available upon request for amounts of $500 or more and will be wired on the next business day. Your bank may charge a fee for these services. For your protection, electronic funds transfer through ACH and wire redemptions are limited on accounts whose addresses have been changed within the past 30 days.
•
By Letter or Form: In certain circumstances, you will need to make your request to sell shares in writing. Forms may be obtained by calling the transfer agent at 1-888-843-7824 or through the website at hartfordfunds.com. A check will be mailed to the name(s) and address in which the account is registered or otherwise according to your letter of instruction. To redeem, write a letter of instruction indicating: the Fund name, the account number, the share class, the name(s) in which the account is registered, your date of birth, your residential address, your daytime phone number, your social security number, and the dollar value or the number of shares you wish to sell. Include all authorized signatures and obtain a Medallion signature guarantee if: you are requesting payment by check of more than $1,000 to an address of record that has been changed within the past 30 days; you are selling more than $100,000 worth of shares; you are requesting an initial distribution from an Automatic 401k Rollover IRA; or you are requesting payment other than by check mailed to the address of record and payable to the registered owner(s). For an Automatic 401k Rollover IRA a completed Form W-9, Request for Taxpayer Identification Number and Certification, is required along with a Medallion signature guarantee. Deliver these instructions to your financial intermediary or plan administrator, or mail or fax to the address below.
A notary public CANNOT provide a Medallion signature guarantee. Please check with a representative of your bank or other financial institution about obtaining a Medallion signature guarantee.
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If you are requesting to add bank information to an existing Hartford Funds account in writing, such Hartford Funds account owners must obtain a Medallion Signature Guarantee. If there is no name in common between the Hartford Funds account owners and the bank account owners, such Hartford Funds owners and bank account owners must obtain a Medallion Signature Guarantee. A Medallion Signature Guarantee is not required when adding bank information online; however, it will be required as noted above and when instructing a Fund to transmit proceeds to such bank within 15 days of the addition. Not all accounts are eligible to add banking information online.
These features may not be available for all classes of shares and in such instances, you will need to sell shares through your financial intermediary.
For the following types of accounts, you must provide the following additional documentation if you are selling your shares by letter:
•
IRAs (SAR-SEP, ROTH, SEP, SIMPLE, TRADITIONAL): Signatures and titles of all persons authorized to sign for the account, exactly as the account is registered; indicate the amount of income tax withholding to be applied to your distribution, and the reason for the distribution.
•
Automatic 401k Rollover IRAs: Signatures, Medallion signature guarantee, and titles of all persons authorized to sign for the account, exactly as the account is registered; indicate the amount of income tax withholding to be applied to your distribution and the reason for the distribution.
•
403(b): 403(b) Distribution Request Form.
•
Owners Or Trustees Of Trust Accounts: Call 1-888-843-7824 for instructions.
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Administrators, Conservators, Guardians, and Other Sellers in Situations of Divorce or Death: Call 1-888-843-7824 for instructions.
Neither the Funds nor the transfer agent will be liable for any loss, cost or expense for acting on instructions believed by the party receiving such instructions to be genuine and in accordance with the procedures described in this prospectus.
Addresses
Send Inquiries And Payments To:	Or By Overnight Mail To:	Phone Number:
Hartford Funds	Hartford Funds	1-888-843-7824 or contact your financial intermediary or plan administrator for instructions and assistance.
P.O. Box 219060	430 W 7th Street, Suite 219060
Kansas City, MO 64121-9060	Kansas City, MO 64105-1407
FAX: 1-888-802-0039
Exchanging Shares
You may exchange one class of shares of a Fund for shares of the same class of any other Hartford mutual fund if such share class is available. Under certain limited circumstances, you may also be able to exchange Class R6 shares for SDR shares of other Hartford mutual funds. With respect to exchanges of Class A shares and Class C shares, any CDSC will continue to be calculated from the date of your initial investment but will not be charged at the time of the exchange. The CDSC schedule of the original shares purchased will continue to apply after such exchange.
Before exchanging shares, you should carefully read the prospectus relating to the exchanged-for shares. Call your plan administrator or financial intermediary or the transfer agent at the number below to request an exchange, for any questions regarding exchanging shares, or to obtain a current prospectus for the Hartford mutual fund into which you wish to exchange.
If you are a Class A or Class C shareholder, you may also request an exchange by doing the following:
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If you hold your shares directly with the transfer agent (i.e. not plan level or an omnibus position) and have an online account with hartfordfunds.com, you may exchange your shares on the web by accessing your account online and following the instructions.
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Write a letter of instruction indicating the Fund names, share class, dollar/share amount, account number, the name(s) in which the accounts are registered, and your signature, and deliver these instructions to your financial intermediary or plan administrator, or mail or fax to the address listed above.
Please note that (1) both accounts involved in the exchange must be identical, (2) you will need to observe eligibility requirements, (3) you must meet the initial investment minimum applicable to such shares of the other Hartford mutual fund (as disclosed in the prospectus), except as noted below with respect to Class Y, and (4) the proper selling agreements must be in place. You may only exchange into a share class and Hartford mutual fund that are open to new investors or in which you have a current account if the Hartford mutual fund is closed to new investors. All exchanges
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are made at net asset value. If doing a partial exchange, you must retain at least $1,000 in the Fund from which you exchange. Class Y shares of a Fund may be exchanged for Class Y shares of another Hartford mutual fund, if (i) the shareholder is already a holder of Class Y shares of the other Hartford mutual fund or (ii) the initial investment minimum applicable to Class Y shares of the other Hartford mutual fund (as disclosed in the prospectus) is satisfied in connection with the exchange.
You may be subject to tax liability or sales charges as a result of your exchange. Please see the section of the statutory prospectus entitled “Fund Distributions and Tax Matters — Taxability Of Transactions” for more information.
Plan participants should consult their plan administrator or plan recordkeeper to determine what exchange privileges are available. Plan administrators and recordkeepers that are interested in an exchange privilege involving SDR shares should call 1-888-843-7824 to determine whether such exchange privilege is available.
Each Fund reserves the right in its sole discretion to amend or terminate the exchange privilege at any time, for any reason.
Automatic Conversions
Class C shares automatically convert to Class A shares of the same Fund after 8 years provided that the Fund or the financial intermediary has records verifying that the Class C shares have been held for at least 8 years. The conversions will occur during the month in which the 8-year anniversary of the purchase occurs. Due to operational limitations at your financial intermediary, your ability to have your Class C shares automatically converted to Class A may be limited. In addition, Class C shares held through certain financial intermediaries may convert to Class A shares of the same Fund in a shorter time frame than shares purchased directly from the Fund. Please contact your financial intermediary for further information about its Class C shares to Class A shares conversion policy.
In addition, any Class C shares held in Orphaned Accounts (as defined below) will periodically be converted into Class A shares of the same Fund. Certain shareholder accounts are maintained with the transfer agent and list a broker-dealer of record (“Prior Broker-Dealer of Record”), and if, subsequently, such Prior Broker-Dealer of Record resigns from the account resulting in such account being held directly with the transfer agent without a new broker-dealer of record for such account, then such account would be referred to as an “Orphaned Account.”
The value of the shares received during a conversion will be based on the relative NAV of the shares being converted and the shares received as a result of the conversion without the imposition of any front-end sales charge or CDSC. In general, conversions of one share class for a different share class of the same Fund should not result in the realization by the investor of a taxable capital gain or loss for U.S. federal income tax purposes. Please see the section of the statutory prospectus entitled “Fund Distributions and Tax Matters — Taxability Of Transactions” for more information. Shareholders should consult their tax advisors as to the federal, state, local and non-U.S. tax consequences of an intra-fund conversion. Each Fund reserves the right in its sole discretion to amend or terminate the conversion feature at any time, for any reason.
Conversions
Subject to the conditions set forth in this section, shares of one class of a Fund may be converted into (i.e., reclassified as) shares of a different class of the same Fund at the request of a shareholder’s financial intermediary. To qualify for any conversion, the shareholder must satisfy the eligibility and other conditions for investing in the class into which the conversion is sought (as described in the prospectus). Subject to certain limited circumstances, Class R3, Class R4, Class R5 and Class R6 (each an “R share”) of a Fund may be converted into (i.e., reclassified) a different R share class in the same Fund. Under certain circumstances, the following other classes are eligible for conversions:
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Class A shares may be converted into Class R6 shares or Class F shares of the same Fund if the shares that you are converting are no longer subject to a CDSC or the financial intermediary agrees to reimburse the Funds’ distributor a portion of the CDSC otherwise payable upon the sale of such shares;
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Class A shares may be converted into Class I shares or Class Y shares of the same Fund if (a) the shares that you are converting are no longer subject to a CDSC or the financial intermediary agrees to reimburse the Funds’ distributor a portion of the CDSC otherwise payable upon the sale of such shares; and (b) the conversion is made to facilitate the shareholder’s participation in certain fee-based advisory programs or a no-load network or platform, among other reasons consistent with the eligibility requirements of such class;
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Class C shares may be converted into Class A shares or Class I shares of the same Fund if (a) the shares that you are converting are no longer subject to a CDSC or the financial intermediary agrees to reimburse the Funds’
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distributor a portion of the CDSC otherwise payable upon the sale of such shares; and (b) the shareholder is eligible to purchase Class A shares at NAV or the conversion is made to facilitate the shareholder’s participation in certain fee based advisory programs;
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Class I shares may be converted into Class Y shares, Class R6 shares or Class F shares; and
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Class Y shares may be converted into Class R6 shares or Class F shares.
In addition to the conversion scenarios described above, in certain circumstances, shares of one class of shares may be converted into shares of another share class of the same Fund for which the shareholder is eligible in the event that (a) the shareholder switches to another financial intermediary that does not offer such share class and such financial intermediary offers another share class of the same Fund for which such shareholder is eligible; or (b) the shareholder is no longer eligible to purchase such share class based on the eligibility requirements set forth in the prospectus or the applicable regulatory determination made by such shareholder’s financial intermediary (for example, the shareholder no longer participates in a fee-based, wrap, or other investment platform program of its financial intermediary or related to the requirements of a settlement agreement that the financial intermediary entered into with a regulatory body). Conversions of a share class into Class A shares under the foregoing limited circumstances will be at net asset value without the imposition of a front-end sales charge.
Not all share classes discussed above may be available for each Fund and not all of the conversions discussed above may be available through your financial intermediary. Financial intermediaries that are interested in a conversion on behalf of a shareholder should call 1-888-843-7824 to determine whether such feature is available. Please note that (1) both accounts involved in the conversion must be identical, (2) you will need to observe eligibility requirements, and (3) the proper selling agreements must be in place. In addition, the financial intermediary must process and report the transaction as a conversion.
The value of the shares received during a conversion will be based on the relative NAV of the shares being converted and the shares received as a result of the conversion. In general, conversions of one share class for a different share class of the same Fund should not result in the realization by the investor of a taxable capital gain or loss for U.S. federal income tax purposes. Please see the section of the statutory prospectus entitled “Fund Distributions and Tax Matters — Taxability Of Transactions” for more information. Shareholders should consult their tax advisors as to the federal, state, local and non-U.S. tax consequences of an intra-fund conversion. Each Fund reserves the right in its sole discretion to amend or terminate the conversion feature at any time, for any reason.
Valuation of Shares
The net asset value per share (“NAV”) is determined for each class of each Fund’s shares as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the Exchange is open (“Valuation Date”). If the Exchange is closed due to weather or other extraordinary circumstances on a day it would typically be open for business, each Fund may treat such day as a typical business day and accept purchase and redemption orders and calculate each Fund’s NAV in accordance with applicable law. The NAV for each class of shares of each Fund is determined by dividing the value of the Fund’s net assets attributable to a class of shares by the number of shares outstanding for that class. Information that becomes known to a Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.
For purposes of calculating the NAV of each class of each Fund, portfolio securities and other assets held in the Fund’s portfolio for which market prices are readily available are valued at market value. Market value is generally determined on the basis of official close price or last reported trade price. If no trades were reported, market value is based on prices obtained from a quotation reporting system, established market makers (including evaluated prices), or independent pricing services. Pricing vendors may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data, credit quality information, general market conditions, news, and other factors and assumptions.
With respect to a Fund’s investments that do not have readily available market prices, the Board of Directors (“Board”) of The Hartford Mutual Funds, Inc. (the “Company”) has designated the Investment Manager as its valuation designee to perform fair valuations pursuant to Rule 2a-5 under the 1940 Act (the “Valuation Designee”). If market prices are not readily available or are deemed unreliable, the Valuation Designee determines the fair value of the security or other instrument in good faith under policies and procedures approved by and under the supervision of the Board (“Valuation Procedures”). The Valuation Designee has delegated the day-to-day responsibility for implementing the Valuation Procedures to the Valuation Committee. The Valuation Committee will consider all available relevant factors in determining an investment’s fair value. The Valuation Designee reports fair value matters to the Audit Committee of
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the Board. Market prices are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close that materially affect the values of a Fund’s portfolio holdings or assets. In addition, market prices are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities or other instruments trade do not open for trading for the entire day and no other market prices are available. Fair value pricing is subjective in nature and the use of fair value pricing by the Valuation Designee may cause the NAV of a Fund’s shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio holding is primarily traded. There can be no assurance that a Fund could obtain the fair value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.
Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Securities and other instruments that are primarily traded on foreign markets may trade on days that are not business days of the Funds. The value of the foreign securities or other instruments in which a Fund invests may change on days when a shareholder will not be able to purchase, redeem or exchange shares of the Fund.
Fixed income investments (other than short-term obligations) and non-exchange traded derivatives held by a Fund are normally valued at prices supplied by independent pricing services in accordance with the Valuation Procedures. Short-term investments maturing in 60 days or less are generally valued at amortized cost, which approximates fair value.
Exchange traded derivatives, such as options, futures and options on futures, are valued at the last sale price determined by the exchange where such instruments principally trade as of the close of such exchange (“Exchange Close”). If a last sale price is not available, the value will be the mean of the most recently quoted bid and ask prices as of the Exchange Close. If a mean of the bid and ask prices cannot be calculated for the day, the value will be the most recently quoted bid price as of the Exchange Close. Over-the-counter derivatives are normally valued based on prices supplied by independent pricing services in accordance with the Valuation Procedures.
Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using the prevailing spot currency exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities or other instruments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Exchange is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of a Fund.
Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.
Shares of investment companies listed and traded on an exchange are valued in the same manner as any exchange-listed equity security. Investments in investment companies that are not listed or traded on an exchange (“Non-Traded Funds”), if any, are valued at the respective NAV of each Non-Traded Fund on the Valuation Date. Such Non-Traded Funds and listed investment companies may use fair value pricing as disclosed in their prospectuses.
Financial instruments for which prices are not available from an independent pricing service may be valued using quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with the Valuation Procedures.
Buy and Sell Prices
When you buy shares, you pay the NAV plus any applicable sales charges. When you sell shares, you receive the NAV less any applicable sales charges.
Execution Of Requests
Each Fund is open on those days when the Exchange is open, typically Monday through Friday. Buy and sell requests are executed at the next NAV calculated after your request is received, if your order is in “good order” (has all required information), by the transfer agent, authorized broker-dealers or their authorized designee, or third-party administrators. For more information regarding requests in “good order,” please see below.
Each Fund reserves the right to reject any purchase order in whole or in part and suspend and resume the sale of any share class of the Fund at any time for any reason.
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With respect to accounts directly held through the Funds’ transfer agent, you may buy and sell shares of each Fund on the web, by telephone, by wire or by mail. With respect to accounts directly held through the Funds’ transfer agent, you may exchange your shares by telephone, on the web, or by mail. Note that requests to buy, sell or exchange shares by mail must be sent to the P.O. box at the address provided elsewhere in this prospectus and will be sent from that address to the transfer agent for processing. Your request will be priced at the next NAV calculated after the transfer agent receives the request rather than after the request arrives at the P.O. box. At times of peak activity, it may be difficult to place requests by phone. During these times, visit hartfordfunds.com or consider sending your request in writing.
For shareholders that hold accounts with financial intermediaries, each Fund typically expects to pay sale proceeds to a redeeming shareholder’s account within 1 - 3 business days following receipt of the shareholder redemption order. For sale proceeds that are paid directly to a shareholder with respect to accounts held directly with the transfer agent, each Fund typically expects to pay sales proceeds, by electronic funds transfer, wire or by mailing a check, to redeeming shareholders within 1 business day, following receipt of the shareholder redemption order. Payment of redemption proceeds may take longer than the time each Fund typically expects and may take up to seven days as permitted by the Investment Company Act of 1940, as amended. The Fund may suspend the right of redemption for longer than seven days only as allowed by federal securities laws.
Under normal conditions, each Fund expects to meet redemption orders by using a combination of cash and cash equivalents holdings (including cash flows into the Fund) and/or by the sale of portfolio investments, although each Fund reserves the right to use temporary borrowings from its custodian bank (in the form of overdrafts) to meet redemptions, if necessary. As the Investment Manager determines to be appropriate in response to unusual circumstances or stressed market conditions, each Fund may use a line of credit, reverse repurchase agreements, interfund lending, or in-kind redemptions to meet redemption requests. As of March 1, 2024, each Fund does not engage in interfund lending. Please also see the section entitled “Redemptions In-Kind” below.
Additional Information Regarding Investing through a Financial Intermediary
You may purchase shares of the Funds through an approved financial intermediary. These intermediaries may charge you additional fees and may require different minimum investments or impose other limitations on buying and selling shares in addition to those applicable to shareholders who invest in the Funds directly. Please note that if you are purchasing shares through a retirement plan, you may need to call the administrator of the plan for details on purchases, redemptions and other account activity. Some of the services and programs described in this prospectus may not be available or may differ if you are purchasing shares through a financial intermediary. You should check with your financial intermediary for further details.
Requests In “Good Order”
All purchase and redemption requests must be received by a Fund in “good order.” This means that your request includes all accurate required information. The specific requirements for “good order” depend on the type of transaction and the method of purchase. The information generally required includes:
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Name, date of birth, residential address, and social security number.
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The Fund name, share class and account number.
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The amount of the transaction (in dollars or shares).
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Signatures of all owners exactly as registered on the account (for mail requests).
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Medallion signature guarantee or Signature Validation Program stamp (if required).
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Any supporting legal documentation that may be required.
The Funds reserve the right, without notice, to revise the requirements for good order.
Frequent Purchases and Redemptions of Fund Shares
The Funds are intended to be long-term investment vehicles and are not designed to provide investors with a means of speculating on short-term market movements (market timing). Frequent purchases and redemptions of Fund shares by a Fund’s shareholders can disrupt the management of the Fund, negatively affect the Fund’s performance, and increase expenses for all Fund shareholders. In particular, frequent trading (i) can force a Fund’s portfolio manager to hold larger cash positions than desired instead of fully investing all the Fund’s assets, which can result in lost investment opportunities; (ii) can cause unplanned and inopportune portfolio turnover in order to meet redemption requests; (iii) can increase broker-dealer commissions and other transaction costs as well as administrative costs for the Fund; and (iv) can trigger taxable gains for other shareholders. Also, some frequent traders engage in arbitrage strategies, by
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which these traders seek to exploit pricing anomalies that can occur when a Fund invests in securities that are thinly traded (for example, some high yield bonds and small capitalization stocks) or are traded primarily in markets outside of the United States. Frequent traders, and in particular those using arbitrage strategies, can dilute a Fund’s NAV for long-term shareholders.
If you intend to trade frequently or use market timing investment strategies, you should not purchase the Funds.
The Board has adopted policies and procedures with respect to frequent purchases and redemptions of Fund shares by Fund shareholders. The Funds’ policy is to discourage investors from trading in the Funds’ shares in an excessive manner that would be harmful to long-term investors and to make reasonable efforts to detect and deter excessive trading. Each Fund reserves the right to reject any purchase order at any time and for any reason, without prior written notice. Each Fund also reserves the right to revoke the exchange privileges of any person at any time and for any reason. In making such determinations, a Fund may consider an investor’s trading history in any of the Hartford mutual funds, including the person’s trading history in any accounts under a person’s common ownership or control. No system for the prevention and detection of market timing and other abusive trading activities can be expected to identify, address or eliminate all such activities in Fund shares. Shareholders seeking to engage in excessive trading practices sometimes deploy a variety of strategies to avoid detection and, despite the efforts of the Funds to prevent excessive trading, there is no guarantee that the Funds or the transfer agent will be able to identify such shareholders or curtail their trading practices. The ability of the Funds and the transfer agent to detect and curtail excessive trading practices may also be limited by operational systems and technological limitations. Because the Funds will not always be able to detect frequent trading activity, investors should not assume that the Funds will be able to detect or prevent all frequent trading or other practices that disadvantage the Funds.
It is the policy of the Funds to permit only two “substantive round trips” by an investor within any single Fund within a 90-day period. A substantive round trip is a purchase of or an exchange into a Fund and a redemption of or an exchange out of the same Fund in a dollar amount that the Funds’ transfer agent determines, in the reasonable exercise of its discretion, could adversely affect the management of the Fund. When an additional purchase or exchange order request for a Fund is received within the 90-day period, the requested transaction shall be rejected (unless such transaction was a transaction in an omnibus account that was identified, in accordance with the procedures described below, after it had already occurred). In addition, the person requesting such transaction shall be deemed an “Excessive Trader.” All exchange and purchase privileges of an Excessive Trader shall be suspended within such Fund for the first violation of the policy for a period of 90 days. For a second violation of the policy, the exchange and purchase privileges of the Excessive Trader shall be suspended indefinitely. If an Excessive Trader makes exchanges through a registered representative, in appropriate circumstances the Funds’ transfer agent may terminate the registered representative’s exchange and purchase privileges in the Funds. The frequent trading limitations do not apply to the following: (1) any transaction not initiated by a shareholder or its registered representative; (2) transactions that are part of a systematic program; (3) automatic programs offered by the Funds, such as dollar cost averaging, dividend diversification and systematic withdrawals; (4) transactions of $1,000 or less; (5) transactions by a Fund of Funds where Hartford Funds Management Company, LLC or an affiliate serves as the investment adviser; (6) transactions by a 529 plan where Hartford Funds Management Company, LLC or an affiliate is the program manager; (7) permitted conversion of shares from one share class to another share class within the same Fund; and (8) transactions, including certain rebalancing transactions, that a Fund, in its discretion, determines are not abusive or harmful.
The Funds’ policies for deterring frequent purchases and redemptions of Fund shares by a Fund shareholder are intended to be applied uniformly to all Fund shareholders to the extent practicable. Some financial intermediaries, such as broker-dealers, investment advisors, plan administrators, and third-party transfer agents, however, maintain omnibus accounts in which they aggregate orders of multiple investors and forward the aggregated orders to the Funds. Because the Funds receive these orders on an aggregated basis and because these omnibus accounts may trade with numerous fund families with differing market timing policies, the Funds are limited in their ability to identify or deter Excessive Traders or other abusive traders. The Funds’ procedures with respect to omnibus accounts are as follows: (1) Where the Funds’ transfer agent is provided individual shareholder level transaction detail on a daily basis, the Funds’ transfer agent shall monitor the daily trade activity of individual shareholders and apply the Policy. (2) Where the Funds’ transfer agent is not provided individual shareholder level transaction detail on a daily basis, the Funds’ transfer agent shall monitor the accounts at an omnibus level and apply detection tools designed to determine whether shareholder transactions violating the Policy may be occurring. In such cases, the Funds’ transfer agent shall request and evaluate individual shareholder level transaction detail and seek to impose restrictions in accordance with the Policy. The Funds’ ability to identify and deter frequent purchases and redemptions of a Fund’s shares through omnibus accounts is limited, and the Funds’ success in accomplishing the objectives of the policies concerning frequent
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purchases and redemptions of Fund shares in this context depends significantly upon the cooperation of the financial intermediaries. In addition to the foregoing, the Funds’ transfer agent also employs a process for reviewing certain large transactions in the Funds and may restrict trading as a result of its review.
The use of fair value pricing can serve both to make the Funds less attractive to market timers and to reduce the potential adverse consequences to other investors of market timing or abusive trading. Certain market timers may seek to take advantage of pricing anomalies that can occur in Fund shares resulting from the manner in which the NAV of the Funds’ shares is determined each day. Frequent trading in Fund shares can dilute the value of long-term shareholders’ interests in a Fund if the Fund calculates its NAV using closing prices that are no longer accurate. A Fund that invests in overseas markets or that invests in securities of smaller issuers or thinly traded securities is more susceptible to this activity. The Funds’ pricing procedures, particularly those procedures governing the determination of the “fair value” of securities for which market prices are not readily available (or are unreliable) for foreign securities, may serve as a deterrent against harmful excessive trading in fund shares. For additional information concerning the Funds’ fair value procedures, please refer to “Valuation of Shares.”
The Funds reserve the right to modify this policy, including any surveillance procedures established from time to time to effectuate this policy, at any time without notice. The Funds, the Investment Manager, and/or the Funds’ transfer agent shall not be liable for any loss resulting from rejected purchase orders or exchanges.
Certificated Shares
Shares are electronically recorded and share certificates are not issued.
Account Closings
There may be instances in which it is appropriate for your account to be closed. Your account could be closed if: (i) your identity cannot be verified or you fail to provide a valid SSN or TIN; (ii) the registered address of your account is outside of the United States or in a U.S. jurisdiction in which the Fund shares are not registered; (iii) transactions in your account raise suspicions of money laundering, fraud or other illegal conduct; (iv) shares purchased are not paid for when due; (v) your account does not meet the qualifications for ownership for the particular class of shares held in your account; (vi) maintenance of your account jeopardizes the tax status or qualifications of the Funds; (vii) your account balance falls to $1,000 or less and you fail to bring the account above $1,000 within thirty (30) days of notification; (viii) there is a change in your broker of record, for example your broker is no longer able to sell Fund shares; or (ix) closing the account is determined to be in the best interests of the Fund.
Neither the Funds, the Investment Manager, the Distributor, Hartford Administrative Services Company nor any of their affiliates will be responsible for any loss in an investor’s account or tax liability resulting from an involuntary redemption.
Sales In Advance of Purchase Payments
When you place a request to sell shares for which the purchase money has not yet been collected, the request will be executed in a timely fashion, but the Fund will not release the proceeds to you until your purchase payment clears. This may take up to 5 business days after the purchase.
Redemptions IN-KIND
Each Fund reserves the right to pay the redemption price of shares of the Fund in whole or in part in portfolio securities constituting the shareholder’s proportionate share of the current assets of the Fund rather than cash. It is not expected that the Fund would pay redemptions by an in-kind distribution except in unusual and/or stressed circumstances. When the shareholder sells portfolio securities received in this fashion, the shareholder would be subject to transaction costs, including brokerage and other charges and taxes. Prior to such sale, the shareholder would be exposed to market risk. Any such securities would be valued for the purposes of making such payment at the same value as used in determining a Fund’s net asset value. Each Fund, however, always redeems shares solely in cash up to the lesser of $250,000 or 1.00% of the net asset value of the Fund during any 90 day period for any one account.
Abandoned Property
It is the responsibility of the shareholder to keep the shareholder’s account(s) active and to provide Hartford Funds with a current and correct address for the shareholder’s account(s). An out-of-date or incorrect address may cause a shareholder’s account statements and other mailings to be returned to Hartford Funds. If your account has no activity in it within a certain period of time, Hartford Funds may be required to transfer it to a state under the state’s abandoned property law, subject to potential federal or state withholding taxes. For IRAs escheated to a state under these abandoned property laws, the escheatment will generally be treated as a taxable distribution to you; federal and
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any applicable state income tax will be withheld. This may apply to your Roth IRA as well. Hartford Funds will not be liable to a shareholder or a shareholder’s financial intermediary for good faith compliance with state unclaimed or abandoned property (escheatment) laws or related federal tax withholding requirements.
To learn more about the escheatment rules for your particular state, please contact your attorney or State Treasurer’s and/or Controller’s Offices. If you do not hold your shares directly with a Fund, you should contact your financial intermediary, retirement plan or other third party intermediary regarding applicable state escheatment laws.
Escheatment laws vary by state, and states have different criteria for defining inactivity and unclaimed or abandoned property. Hartford Funds strongly encourages you to keep your account active and up-to-date. Depending on laws in your jurisdiction, you may assist us in safeguarding your investments for accounts directly held with Hartford Funds by at least once a year: (i) logging in to your account at hartfordfunds.com and viewing your account information; (ii) calling Hartford Funds at 1-888-843-7824 for an account balance or speaking with a customer service representative at the same phone number after you go through a security verification process; and (iii) taking action on letters received in the mail from Hartford Funds concerning account inactivity, outstanding checks and/or escheatment or abandoned property and promptly following the directions in such letters. Residents of certain states may designate a representative to receive escheatment or abandoned property notices regarding Fund shares. For more information, please contact your financial intermediary. Please be advised that simply visiting the above Hartford Funds website or making contact by phone may not establish sufficient contact for purposes of escheatment laws in certain states. Check with your state of residence for specifics.
Account Statements and Duplicate Copies of Materials to Households (ACCOUNTS DIRECTLY HELD WITH THE TRANSFER AGENT)
If your account is held directly with the Funds’ transfer agent, you will receive account and tax information statements from the transfer agent. If you receive account statements from the transfer agent, you may request copies of annual account summaries by calling 1-888-843-7824. A $20 fee may be charged for account summaries older than the preceding year. If your account is not held directly with the Funds’ transfer agent, please contact your financial intermediary for information on its policy with respect to account statements.
You should take precautions to protect yourself from fraud. Keep your account-related information private, and review any account confirmations, statements, or other information that we provide to you as soon as you receive them. Let us know immediately if you discover unauthorized activity or see something on your account that you do not understand or that looks unusual. Neither the Funds nor the Funds’ transfer agent will be responsible for losses that result from transactions by a person who we reasonably believe is authorized to act on your account.
To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the summary prospectus, shareholder reports (to the extent received by mail), proxy statements, and information statements. You may view current prospectuses/summary prospectuses and shareholder reports on our website. If you hold your account directly with the Funds’ transfer agent and you want to receive multiple copies of these materials, you may call us at 1-888-843-7824 or notify us in writing. Individual copies of such materials will be sent to you commencing within 30 days after we receive your request to stop householding for accounts directly held with the Funds’ transfer agent. If your account is not held directly with the Funds’ transfer agent, please contact your financial intermediary for information on your financial intermediary’s policy with respect to householding and/or how to change your householding status.
Additional Investor Services - Class A and Class C Shares
Contact your financial intermediary to determine if you are eligible for any additional investor services. The following outlines the additional investor services for accounts that are directly held with the Fund’s transfer agent:
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Automatic Investment Plan (AIP) lets you set up regular investments from your bank account to a Fund. You determine the frequency and amount of your investments, and you can terminate your program at any time. To establish, complete the appropriate parts of your account application, or if this is an IRA account, complete the “Mutual Funds Automatic Investment Form.” If you are using AIP to open an account, you must invest a minimum initial investment of $250 into a Fund and invest a minimum of $50 per month into the Fund.
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Systematic Withdrawal Plan (SWP) may be used for routine bill payments or periodic withdrawals from your account. To establish, make sure you have at least $5,000 worth of shares in your account and that the amount per transaction is $50 or more. Also, make sure you are not planning to invest more money in this account (buying shares of a Fund during a period when you are also selling shares of the Fund is not advantageous to you, because of sales charges). Specify the payee(s), who may be yourself or any other party. There is no limit to the number of payees you may have. A Medallion signature guarantee is required if the payee is someone other
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than the registered owner. Determine the schedule (monthly, quarterly, semi-annually, annually or in certain selected months) and fill out the relevant part of the account application. To add a systematic withdrawal plan to an existing account, contact your financial intermediary or the transfer agent.
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Dollar Cost Averaging Programs (DCA) let you set up monthly or quarterly exchanges from a Fund to the same class of shares of another Hartford mutual fund. To establish, complete the appropriate parts of your account application or the “Mutual Fund Dollar Cost Averaging Form.” Be sure that the amount is for $50 or more and that the accounts involved have identical registrations.
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Automatic Dividend Diversification (ADD) lets you automatically reinvest dividends and capital gains distributions paid by a Fund into the same class of another Hartford mutual fund. To establish, fill out the relevant portion of the account application and be sure that the accounts involved have identical registrations.
•
Systematic Exchange lets you automatically transfer money from a share class of a Fund to the same share of another Hartford mutual fund.
Hartford Funds may stop your AIP, SWP, DCA Program or Systematic Exchange if we are unable to obtain an accurate address for your account.
Uncashed Checks Issued on Your Account
Each Fund reserves the right to reinvest any amounts (e.g., dividends, distributions or redemption proceeds) that you have elected to receive by check should your check remain uncashed for more than 180 days. No interest will accrue on amounts represented by uncashed checks. Your check will be reinvested in your account at the NAV on the day of the reinvestment. When reinvested, those amounts are subject to the risk of loss like any Fund investment. If you elect to receive distributions in cash and a check remains uncashed for more than 180 days, your cash election may be changed automatically to reinvest and your future dividend and capital gains distributions will be reinvested in the Fund at the NAV as of the date of payment of the distribution. This provision may not apply to certain retirement or qualified accounts, accounts with a non-U.S. address or closed accounts. Your participation in a systematic withdrawal program may be terminated if a check remains uncashed.
RETIREMENT PLANS AND CERTAIN OTHER ACCOUNTS
The Funds may be available through a range of retirement plans, including traditional, Roth, SIMPLE and SEPs IRAs and 401(k) plans. Minimum investment amounts may apply. To find out more, call 1-888-843-7824.
If you open a retirement account (including traditional, Roth, SIMPLE, or SEPs IRAs, and 403(b) Accounts) or Coverdell Education Savings Account (“Coverdell Account”) through Hartford Funds, UMB Bank, n.a. will serve as the custodian of that account. Retirement accounts and Coverdell Accounts are charged an annual maintenance fee (up to $25) that is paid to UMB Bank, n.a., HASCO and/or certain other Fund service providers. These fees are in addition to the fees and expenses that you pay for investing in the Funds (set forth in each Fund’s fees and expenses table). Please refer to the Custodial Agreement & Disclosure Statement for your retirement account or Coverdell Account for information on applicable annual maintenance fees.
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Distribution Arrangements
Hartford Funds Distributors, LLC (the “Distributor”), a registered broker-dealer and member of the Financial Industry Regulatory Authority (“FINRA”), serves as the principal underwriter for each Fund pursuant to an Underwriting Agreement approved by the Board of Directors. Shares of the Funds are continuously offered and sold by selected broker-dealers pursuant to selling agreements with the Distributor, and such broker-dealers may in turn designate and authorize other financial intermediaries to offer and sell Fund shares. Except as discussed below, the Distributor (and not the Funds) bears the expenses of providing services pursuant to the Underwriting Agreement, including the payment of expenses relating to the distribution of prospectuses for sales purposes, as well as any other advertising or sales literature. The Distributor is not obligated to sell any specific amount of Fund shares.
Distribution Plans –  Class A, Class C, Class R3 and Class R4 Shares
The Board of Directors has approved the adoption of a separate distribution plan (each, a “Plan”) pursuant to Rule 12b-1 under the 1940 Act for Class A, Class C, Class R3 and Class R4 shares. Under a Plan, Class A, Class C, Class R3 and Class R4 shares of a Fund, as applicable, bear distribution and/or service fees paid to the Distributor, some or all of which may be paid to select broker-dealers and certain other financial intermediaries. Total compensation under a Plan may not exceed the maximum cap imposed by FINRA with respect to asset-based sales charges. Distribution fees paid to the Distributor may be spent on any activities or expenses primarily intended to result in the sale of the respective Fund’s shares. Under a Plan, each Fund pays the Distributor the entire fee, regardless of the Distributor’s expenditures. Even if the Distributor’s actual expenditures exceed the fee payable to the Distributor at any given time, a Fund will not be obligated to pay more than that fee. If the Distributor’s actual expenditures are less than the fee payable to the Distributor at any given time, the Distributor may realize a profit from the arrangement.
Class A Plan –  Pursuant to the Class A Plan, a Fund may pay the Distributor a fee of up to 0.25% of the average daily net assets attributable to Class A shares for distribution financing activities and shareholder account servicing activities. The entire amount of the fee may be used for shareholder servicing expenses and/or distribution expenses.
Class C Plan –  Pursuant to the Class C Plan, a Fund may pay the Distributor a fee of up to 1.00% of the average daily net assets attributable to Class C shares for distribution financing activities, and up to 0.25% may be used for shareholder account servicing activities. The Class C Plan also provides that the Distributor will receive all contingent deferred sales charges attributable to Class C shares.
Class R3 Plan –  Pursuant to the Class R3 Plan, a Fund may pay the Distributor a fee of up to 0.50% of the average daily net assets attributable to Class R3 shares for distribution financing activities, and up to 0.25% may be used for shareholder account servicing activities.
Class R4 Plan –  Pursuant to the Class R4 Plan, a Fund may pay the Distributor a fee of up to 0.25% of the average daily net assets attributable to Class R4 shares for distribution financing activities. The entire amount of the fee may be used for shareholder account servicing activities.
Payments to Financial Intermediaries and Other Entities
The Investment Manager, Distributor and/or their affiliates and the Hartford mutual funds make a variety of payments to broker-dealers and financial institutions (“Financial Intermediaries”) that sell the shares of the Hartford mutual funds, and/or Financial Intermediaries and other intermediaries that provide services (“Servicing Intermediaries”) to the Hartford mutual funds. These payments may vary from one product to another. For this reason, (1) if your Financial Intermediary receives greater payments with respect to the Hartford mutual funds than it receives with respect to other products, it may be more inclined to sell you shares of a Hartford mutual fund rather than another product and/or (2) if your Servicing Intermediary (which may also be your Financial Intermediary) receives greater payments with respect to the Hartford mutual funds, such payments may create an incentive for the Servicing Intermediary to favor the Hartford mutual funds rather than other fund companies or investment products for which it may receive a lower payment. You may contact your Financial Intermediary or Servicing Intermediary if you want additional information regarding any Additional Payments or Servicing Payments it receives.
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Payments Made From Fund Assets.
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Commissions and Rule 12b-1 Payments. The Distributor and/or its affiliates pay sales commissions and Rule 12b-1 fees to Financial Intermediaries out of assets that the Distributor and/or its affiliates receive from the Hartford mutual funds. The Funds’ SAI includes information regarding these commission and Rule 12b-1 payments by share class.
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Administrative Fees to Servicing Intermediaries. The Distributor and/or its affiliates make payments to Servicing Intermediaries that provide sub-accounting, administrative and/or shareholder processing services to the Hartford mutual funds (“Administrative Fees”). Such payments may be made out of 12b-1 and/or transfer agent fees that the Distributor and/or its affiliates receive from the Hartford mutual funds. Depending upon the particular share class and/or contractual arrangement with a Servicing Intermediary, these payments may be calculated based on average net assets of the Hartford mutual funds that are serviced by the Servicing Intermediary, or on a per account basis. The Funds’ SAI includes information regarding Fund expenses and distribution arrangements.
Payments Made by the Investment Manager and/or its Affiliates. As explained in more detail below under the sections entitled “Additional Payments to Financial Intermediaries” and “Servicing Payments to Servicing Intermediaries,” the Investment Manager and/or its affiliates make payments out of their own assets and not as an expense to or out of the assets of the Funds to (1) Financial Intermediaries to encourage the sale of Hartford mutual funds’ shares (“Additional Payments”) and/or (2) Servicing Intermediaries as additional compensation for sub-accounting, administrative and/or shareholder processing services (“Servicing Payments”).
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Additional Payments to Financial Intermediaries. The amount of any Additional Payments made by the Investment Manager and/or its affiliates to a Financial Intermediary is generally based on one or more of the following criteria: (i) the average net assets of the Hartford mutual funds that are attributed to that Financial Intermediary; (ii) the amount of Hartford mutual fund shares sold through that Financial Intermediary; and (iii) the mix of equity and fixed income funds sold through or attributed to that Financial Intermediary. The annual amount of Additional Payments made to any one Financial Intermediary is normally not expected to exceed 0.20% of the average net assets of the Hartford mutual funds that are attributed to that Financial Intermediary. For the calendar year ended December 31, 2023, the Investment Manager and its affiliates incurred approximately $58.7 million in total Additional Payments to Financial Intermediaries.
Additional Payments to Financial Intermediaries, including those listed in the Funds’ SAI, may be used for various purposes and take various forms, including but not limited to:
(1)
Payments for putting the Hartford mutual funds on a Financial Intermediary’s list of mutual funds available for purchase by its customers;
(2)
Payments for including the Hartford mutual funds within a group that receives special marketing focus or placing the Hartford Funds on a “preferred list”;
(3)
“Due diligence” payments for a Financial Intermediary’s examination of Hartford mutual funds and payments for providing extra employee training and information relating to Hartford Funds;
(4)
“Marketing support fees” for providing assistance in promoting the sale of Hartford mutual fund shares;
(5)
Sponsorships of sales contests and promotions where participants receive prizes such as travel awards, merchandise, cash or recognition;
(6)
Provision by a Financial Intermediary of sales-related data to the Investment Manager and/or its affiliates;
(7)
Provision of educational programs, including information and related support materials;
(8)
Provision of computer hardware and software; and
(9)
Occasional meals and entertainment, tickets to sporting events, nominal gifts and travel and lodging (subject to applicable rules and regulations).
With respect to Class R6 and F shares, neither the Distributor nor any of its affiliates pay any commission payments, account servicing fees, record keeping fees, 12b-1 fees, sub-transfer agent fees, administration fees or other asset-based or sales-based fees to any financial intermediary. With respect to Class Y shares, neither the Distributor nor any affiliates of the Distributor will enter into any new arrangement after May 11, 2018 to make any asset-based or sales-based payment to any financial intermediary that is not directly related to account servicing, record keeping, 12b-1 fees, sub-transfer agency, administration or similar services. Although with respect to certain classes the Distributor and its affiliates do not pay any commission payments, account servicing fees, record keeping fees,
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12b-1 fees, sub-transfer agent fees, administration fees or other asset-based or sales-based fees to any financial intermediary, in certain instances, the Distributor and/or its affiliates may make payments to Financial Intermediaries that are not based on assets or sales of any particular Fund or share class (e.g. flat fee payments for platform participation, conference sponsorship, data packages, etc.), or that are in connection with the maintenance of each Fund share class within the Financial Intermediary’s platform.
As of January 1, 2024, the Investment Manager and/or its affiliates pay or have entered into ongoing contractual arrangements to pay Additional Payments to the Financial Intermediaries listed below: Ameriprise Financial Services, Inc.; Avantax Investment Services; BancWest Investment Services; Cadaret Grant & Co., Inc.; Cambridge Investment Research Inc.; Charles Schwab & Co., Inc.; Citigroup Global Markets, Inc.; Commonwealth Financial Network; CUSO Financial Services, L.P.; Edward D. Jones & Co.; Fidelity; Frost Brokerage Services, Inc.; GWFS Equities, Inc.; Huntington Investment Co.; Janney Montgomery Scott; JPMorgan Securities LLC; Lincoln Financial Advisors Group; LPL Financial Corp.; Merrill Lynch; Mid Atlantic Capital Corporation; Morgan Stanley Smith Barney; National Financial Services; Newbridge Securities; NEXT Financial Group, Inc.; Northwestern Mutual Investment Services, LLC; Osaic Wealth, Inc.; Pershing LLC; Raymond James & Associates Inc. and Raymond James Financial Services, Inc.; RBC Capital Markets Corporation; Robert W. Baird; Rockefeller Financial LLC; Schroder Fund Advisors LLC; Stifel, Nicolaus & Company, Inc.; TD Ameritrade Trust Co.; UBS Financial Services Inc.; U.S. Bancorp Investments Inc.; Voya Financial; and Wells Fargo. The Investment Manager and/or its affiliates may in the future enter into similar ongoing contractual arrangements with other Financial Intermediaries. Financial Intermediaries that received Additional Payments in 2023 of at least $500 in value for items such as sponsorship of meetings, education seminars and travel and entertainment, but may not have an ongoing contractual relationship with the Investment Manager or one of its affiliates, are listed in the SAI.
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Servicing Payments to Servicing Intermediaries. The Investment Manager, HASCO and/or their affiliates pay Servicing Payments to Servicing Intermediaries. As noted above under the section entitled “Payments Made From Fund Assets,” these Servicing Payments are separate from, and in addition to, any Administrative Fees paid by the Distributor and/or its affiliates from payments received from the Hartford mutual funds. The amount of the Servicing Payments is generally based on average net assets of the Hartford mutual funds that are serviced by a Servicing Intermediary. With certain limited exceptions, the annual amount of Servicing Payments made to any specific Servicing Intermediary is not expected to exceed 0.25% of the average net assets of the Hartford mutual funds that are serviced by that Servicing Intermediary. For the year ended December 31, 2023, the Investment Manager, HASCO and/or their affiliates incurred approximately $2.1 million in total Servicing Payments and these Servicing Payments did not exceed $0.7 million for any one Servicing Intermediary.
As of January 1, 2024, the Investment Manager, HASCO and/or their affiliates pay or have entered into ongoing contractual arrangements to pay Servicing Payments to the following entities: ADP Broker Dealer, Inc.; American United Life Insurance Company; Ascensus, Inc.; Fidelity; Goldman Sachs & Co.; GWFS Equities, Inc.; John Hancock Trust Company; Lincoln Retirement Services Company, LLC; Massachusetts Mutual Life Insurance Company; Merrill Lynch; Mid Atlantic Capital Corporation; Minnesota Life Insurance Company; MSCS Financial Services, LLC; National Financial Services; Principal Life Insurance Company; Prudential Insurance Company of America; Reliance Trust Company; TD Ameritrade Trust Company; The Vanguard Group; Transamerica Retirement Solutions; and Voya Financial. The Investment Manager, HASCO and/or their affiliates may in the future enter into similar arrangements with other Servicing Intermediaries.
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Fund Distributions and Tax Matters
Dividends and Distributions
Each Fund intends to distribute substantially all of its net investment income and capital gains to shareholders at least once a year. Capital gains of each Fund are normally declared and paid annually. Dividends from net investment income, if any, of each Fund are normally declared and paid as follows:
Fund	Declaration and payment frequency of net investment income
Climate Opportunities Fund	Annually
Emerging Markets Equity Fund	Annually
Global Impact Fund	Annually
International Equity Fund	Annually
International Growth Fund	Annually
International Opportunities Fund	Annually
International Value Fund	Annually
Notwithstanding the foregoing, the Company’s Board of Directors has delegated authority to the Funds’ Treasurer to reduce the frequency with which dividends are declared and paid and to declare and make payments of long-term capital gains as permitted or required by law or in order to avoid tax penalties. Further, each Fund reserves the right to change its dividend distribution policy at the discretion of its Board of Directors. Unless shareholders specify otherwise, all dividends and distributions received from a Fund are automatically reinvested in additional full or fractional shares of that Fund.
Unless your investment is in a tax-deferred account, you may want to avoid buying shares shortly before a Fund pays a dividend. The reason? If you buy shares when a Fund has realized but not yet distributed taxable income or capital gains, you will pay the full price for the shares and then receive a portion of the price back in the form of a taxable dividend. As an example, on December 15, you invest $5,000, buying 250 shares for $20 each. If the Fund pays a distribution of $1 per share on December 16, its share price will drop to $19 (not counting market change). You still have only $5,000 (250 shares x $19 = $4,750 in share value, plus 250 shares x $1 = $250 in distributions), but you owe tax on the $250 distribution you received even if you reinvest it in more shares. To avoid buying a dividend, check a Fund’s distribution schedule before you invest. Before investing you may want to consult your tax advisor.
If you elect to receive dividends in cash, you will only receive a check if the dividend amount exceeds $10. If the dividend is $10 or less, the amount will automatically be reinvested in the Fund. If you would like to receive cash dividends, regardless of the amount, you can establish an electronic funds transfer to your bank. For assistance in establishing electronic funds transfer transactions, please call 1-888-843-7824.
Taxability of Dividends
Unless your shares are held in a tax-advantaged account, dividends and distributions you receive from a Fund, whether reinvested or taken as cash, are generally considered taxable. Distributions from a Fund’s long-term capital gains are taxable as long-term capital gains, regardless of how long you held your shares. Distributions from short-term capital gains and from ordinary income (other than certain qualified dividend income) are generally taxable as ordinary income.
If a Fund’s distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution generally will not be taxable, but will reduce each shareholder’s cost basis in a Fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold. Any return of capital in excess of your basis, however, is taxable as a capital gain.
A portion of dividends from ordinary income may qualify for the dividends-received deduction for corporations. Distributions from certain qualified dividend income generally are taxable to individuals at the same rates that apply to long-term capital gains, if certain holding period and other requirements are met. The maximum individual rate applicable to “qualified dividend income” and long-term capital gains is currently generally either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts. The amount of a Fund’s distributions that would otherwise qualify for this favorable tax treatment may be reduced as a result of such Fund’s securities lending activities, investment in derivatives or high portfolio turnover rate.
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An additional 3.8% Medicare tax is imposed on certain net investment income (including taxable distributions received from a Fund and net gains from redemptions of Fund shares) of individuals, estates and trusts to the extent that such person’s gross income, with certain adjustments, exceeds certain threshold amounts.
Some dividends paid in January may be taxable as if they had been paid the previous December.
Dividends and capital gains distributed by each Fund to tax-deferred retirement plan accounts are not taxable currently.
Taxability of Transactions
Unless your shares are held in a tax-advantaged account, any time you sell or exchange shares, it is considered a taxable event for you. You may have a capital gain or a loss on the transaction that will be long-term or short-term, depending upon how long you held your shares. Your ability to deduct capital losses may be limited. You are responsible for any tax liabilities generated by your transactions. With limited exceptions, distributions from a retirement plan account are taxable as ordinary income. Consult your tax advisor if you sell shares held for less than six months at a loss after receiving a long-term capital gain distribution from a Fund.
As described above, a shareholder may be able to convert one class of shares for another class of shares of the same Fund. In general, conversions of one share class for a different share class of the same Fund should not result in the realization by the investor of a taxable capital gain or loss for U.S. federal income tax purposes, provided that the transaction is undertaken and processed, with respect to any shareholder, as a direct conversion transaction. If the conversion results in a CDSC or sales charge, Fund shares may be redeemed to pay the charge, and that redemption would be taxable. Shareholders should consult their tax advisors as to the federal, state, local and non-U.S. tax consequences of an intra-fund conversion.
Conversions of one class of shares for another class of shares of the same Fund within a tax-deferred retirement plan account will not result in a capital gain or loss for federal or state income tax purposes.
Additional Information
A Fund may be required to withhold U.S. federal income tax (currently, at the rate of 24%) of all taxable distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the Internal Revenue Service (“IRS”) that you are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against your U.S. federal income tax liability. IRS Regulations require each Fund to report to the IRS and furnish to shareholders the cost basis information and holding period for Fund shares purchased on or after January 1, 2012, and sold on or after that date. Each Fund will permit shareholders to elect from among several cost basis methods accepted by the IRS, including average cost. In the absence of an election by a shareholder, each Fund will use the average cost method with respect to that shareholder. To elect a cost basis method other than the default method average cost for accounts directly held with the Funds’ transfer agent, your request must be received in writing by completing the appropriate part of your account application, by completing “Cost Basis Method Election for Non-Qualified Hartford Funds Accounts” Form or submitted through the investor portal on hartfordfunds.com. If you hold your account with a financial intermediary, please contact that financial intermediary for instructions on how to make your election. Fund shareholders should consult with their tax advisors to determine the best cost basis method for their tax situation and to obtain more information about how the new cost basis reporting rules apply to them.
If more than 50% of the value of a Fund’s total assets at the close of any taxable year consists of securities of foreign corporations, or if at least 50% of the value of the Fund’s total assets at the close of each quarter of its taxable year is represented by interests in other regulated investment companies, the Fund will be eligible to file an election with the IRS that would generally enable its shareholders to benefit from any foreign tax credit or deduction available for any foreign taxes the Fund pays. Pursuant to this election (if made), a shareholder will be required to include in gross income (in addition to dividends actually received) its pro rata share of the foreign taxes paid by the Fund, and may be entitled either to deduct its pro rata share of the foreign taxes in computing its taxable income or to use the amount as a foreign tax credit against its U.S. federal income tax liability (subject to certain holding period and other requirements). The consequences of such an election are discussed in more detail in the SAI.
Each Fund will generally be required to withhold U.S. federal income tax at the rate of 30% of all taxable distributions to you if you are a non-resident alien or foreign entity and there is no applicable tax treaty or if you are claiming reduced withholding under a tax treaty and you have not properly completed and signed the appropriate IRS Form W-8. You also must complete and send to us the appropriate IRS Form W-8 to certify your foreign status. Provided that the appropriate IRS Form W-8 is properly completed, long-term capital gains distributions and proceeds of sales are generally not subject to withholding for foreign shareholders.
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Each Fund is required to withhold U.S. tax (at a 30% rate) on payments of taxable dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to a Fund to enable the Fund to determine whether withholding is required.
Distributions from each Fund may also be subject to state, local and foreign taxes. You should consult your own tax advisor regarding the particular tax consequences of an investment in a Fund.
This section summarizes some of the consequences under current Federal tax law of an investment in each Fund. It is not a substitute for personal tax advice. Consult your personal tax advisor about the potential tax consequences of an investment in the Funds under all applicable tax laws.
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Performance Notes
Prior to November 8, 2019, the Climate Opportunities Fund pursued a modified strategy and Wellington Management served as the Climate Opportunities Fund’s only sub-adviser.
Prior to October 7, 2019, the Global Impact Fund operated as a feeder fund in a master feeder structure.
Indices:
The indices are unmanaged, and their results include reinvested dividends and/or distributions, but do not reflect the effect of sales charges, commissions, expenses or taxes.
The MSCI Emerging Markets Index is designed to capture large and mid cap securities across emerging market countries.
The MSCI ACWI Index is designed to capture large and mid cap securities across developed markets and emerging market countries.
The MSCI ACWI ex USA Index is designed to capture large and mid cap securities across developed markets (excluding the US) and emerging market countries.
The MSCI ACWI ex USA Growth Index is designed to capture large and mid cap securities exhibiting overall growth style characteristics across developed market countries (excluding the US) and emerging market countries.
The MSCI EAFE Index is designed to capture large and mid cap securities across developed market countries, excluding the US and Canada.
The MSCI EAFE Value Index is designed to capture large and mid cap securities exhibiting overall value style characteristics across developed market countries, excluding the US and Canada.
Additional Information Regarding MSCI Indices. Neither MSCI nor any other party involved in or related to compiling, computing or creating the MSCI data makes any express or implied warranties or representations with respect to such data (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such data. Without limiting any of the foregoing, in no event shall MSCI, any of its affiliates or any third-party involved in or related to compiling, computing or creating the data have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages. No further distribution or dissemination of the MSCI data is permitted without MSCI’s express written consent.
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Financial Highlights
The financial highlights table for each Fund is intended to help you understand each Fund’s financial performance for the past five years, or if shorter, the period of the Fund’s operations. Certain information reflects financial results for a single Fund share. The total returns in the table for each Fund represent the rate that an investor would have earned, or lost, on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the fiscal years ended October 31, 2023, October 31, 2022, October 31, 2021, and October 31, 2020 has been derived from the financial statements audited by PricewaterhouseCoopers LLP, the Funds’ independent registered public accounting firm, whose report, along with each Fund’s financial statements and financial highlights, is included in the annual report to shareholders, which is available upon request. The information for the fiscal year ended October 31, 2019 was audited by another independent registered public accounting firm. Footnotes are located on the last page of these financial highlights tables.
	— Selected Per-Share Data(1) —								— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover
Hartford Climate Opportunities Fund
For the Year Ended October 31, 2023
A	$13.37	$0.08	$(0.10)	$(0.02)	$(0.10)	$—	$(0.10)	$13.25	(0.16)%	$32,656	1.20%	1.19%	0.54%	75%
C	13.03	(0.03)	(0.09)	(0.12)	—	—	—	12.91	(0.92)	2,462	1.98	1.94	(0.20)	75
I	13.16	0.12	(0.08)	0.04	(0.15)	—	(0.15)	13.05	0.23	21,256	0.93	0.89	0.85	75
R3	13.15	0.03	(0.07)	(0.04)	(0.07)	—	(0.07)	13.04	(0.31)	159	1.53	1.41	0.18	75
R4	13.16	0.08	(0.09)	(0.01)	(0.11)	—	(0.11)	13.04	(0.08)	9	1.23	1.10	0.57	75
R5	13.07	0.16	(0.11)	0.05	(0.16)	—	(0.16)	12.96	0.31	5,115	0.92	0.81	1.08	75
R6	13.03	0.10	(0.05)	0.05	(0.17)	—	(0.17)	12.91	0.36	3,454	0.81	0.69	0.71	75
Y	13.37	0.15	(0.10)	0.05	(0.16)	—	(0.16)	13.26	0.33	7,643	0.92	0.79	0.99	75
F	13.53	0.16	(0.10)	0.06	(0.17)	—	(0.17)	13.42	0.42	45,790	0.81	0.69	1.05	75
For the Year Ended October 31, 2022
A	$18.26	$0.08	$(4.08)	$(4.00)	$(0.03)	$(0.86)	$(0.89)	$13.37	(23.01)%	$30,372	1.21%	1.19%	0.49%	71%
C	17.92	(0.04)	(3.99)	(4.03)	—	(0.86)	(0.86)	13.03	(23.59)	2,010	2.00	1.94	(0.28)	71
I	18.00	0.12	(4.02)	(3.90)	(0.08)	(0.86)	(0.94)	13.16	(22.83)	21,338	0.94	0.89	0.80	71
R3	17.97	0.05	(4.01)	(3.96)	—	(0.86)	(0.86)	13.15	(23.11)	53	1.53	1.17	0.35	71
R4	17.96	0.10	(4.00)	(3.90)	(0.04)	(0.86)	(0.90)	13.16	(22.82)	26	1.23	0.97	0.63	71
R5	17.88	0.12	(3.98)	(3.86)	(0.09)	(0.86)	(0.95)	13.07	(22.75)	96	0.93	0.81	0.83	71
R6	17.82	0.11	(3.93)	(3.82)	(0.11)	(0.86)	(0.97)	13.03	(22.62)	348	0.82	0.69	0.76	71
Y	18.27	0.13	(4.07)	(3.94)	(0.10)	(0.86)	(0.96)	13.37	(22.74)	7,461	0.92	0.79	0.88	71
F	18.48	0.15	(4.13)	(3.98)	(0.11)	(0.86)	(0.97)	13.53	(22.68)	44,213	0.81	0.69	0.99	71
For the Year Ended October 31, 2021
A	$13.13	$0.06	$5.24	$5.30	$(0.02)	$(0.15)	$(0.17)	$18.26	40.65%	$36,849	1.23%	1.17%	0.36%	36%
C	12.97	(0.07)	5.17	5.10	—	(0.15)	(0.15)	17.92	39.54	2,146	2.06	1.93	(0.42)	36
I	12.95	0.11	5.16	5.27	(0.07)	(0.15)	(0.22)	18.00	41.03	20,001	0.96	0.88	0.67	36
R3	12.90	0.07	5.15	5.22	—	(0.15)	(0.15)	17.97	40.70	245	1.56	1.08	0.44	36
R4	12.91	0.09	5.15	5.24	(0.04)	(0.15)	(0.19)	17.96	40.84	337	1.26	0.99	0.54	36
R5	12.87	0.12	5.12	5.24	(0.08)	(0.15)	(0.23)	17.88	41.09	195	0.96	0.81	0.71	36
R6	12.83	0.15	5.09	5.24	(0.10)	(0.15)	(0.25)	17.82	41.24	305	0.84	0.69	0.90	36
Y	13.15	0.13	5.23	5.36	(0.09)	(0.15)	(0.24)	18.27	41.08	10,014	0.95	0.79	0.78	36
F	13.29	0.14	5.30	5.44	(0.10)	(0.15)	(0.25)	18.48	41.32	83,559	0.84	0.69	0.83	36
For the Year Ended October 31, 2020
A	$10.92	$0.07	$2.42	$2.49	$(0.05)	$(0.23)	$(0.28)	$13.13	23.27%	$9,476	1.49%	1.10%	0.58%	36%
C	10.93	(0.03)	2.40	2.37	(0.10)	(0.23)	(0.33)	12.97	22.24	403	2.33	1.94	(0.26)	36
I	10.78	0.10	2.39	2.49	(0.09)	(0.23)	(0.32)	12.95	23.58	3,649	1.21	0.83	0.86	36
R3	11.02	0.08	2.41	2.49	(0.38)	(0.23)	(0.61)	12.90	23.51	139	1.80	0.93	0.74	36
R4	10.93	0.09	2.39	2.48	(0.27)	(0.23)	(0.50)	12.91	23.48	229	1.50	0.93	0.76	36
R5	10.94	0.10	2.39	2.49	(0.33)	(0.23)	(0.56)	12.87	23.58	138	1.20	0.81	0.85	36
R6	10.96	0.11	2.39	2.50	(0.40)	(0.23)	(0.63)	12.83	23.73	139	1.08	0.69	0.97	36
Y	10.94	0.10	2.43	2.53	(0.09)	(0.23)	(0.32)	13.15	23.66	1,663	1.18	0.79	0.90	36
F	11.01	0.11	2.45	2.56	(0.05)	(0.23)	(0.28)	13.29	23.76	40,390	1.08	0.69	1.00	36
101

Financial Highlights
	— Selected Per-Share Data(1) —								— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover
Hartford Climate Opportunities Fund – (continued)
For the Year Ended October 31, 2019
A	$10.99	$0.11	$1.34	$1.45	$(0.11)	$(1.41)	$(1.52)	$10.92	16.47%	$4,510	1.79%	1.08%	1.12%	50%
C	10.99	0.12	1.35	1.47	(0.12)	(1.41)	(1.53)	10.93	16.68	286	2.38	0.95	1.19	50
I	11.00	0.13	1.32	1.45	(0.26)	(1.41)	(1.67)	10.78	16.85	2,314	1.41	0.77	1.25	50
R3	10.98	0.14	1.43	1.57	(0.12)	(1.41)	(1.53)	11.02	17.77	112	1.85	0.75	1.39	50
R4	10.99	0.13	1.35	1.48	(0.13)	(1.41)	(1.54)	10.93	16.78	125	1.61	0.84	1.30	50
R5	10.99	0.13	1.36	1.49	(0.13)	(1.41)	(1.54)	10.94	16.88	112	1.35	0.79	1.35	50
R6	11.01	0.15	1.36	1.51	(0.15)	(1.41)	(1.56)	10.96	17.12	112	1.31	0.67	1.47	50
Y	11.00	0.14	1.35	1.49	(0.14)	(1.41)	(1.55)	10.94	17.00	804	1.36	0.71	1.39	50
F	11.06	0.16	1.34	1.50	(0.14)	(1.41)	(1.55)	11.01	16.88	11,696	1.41	0.69	1.52	50
Hartford Emerging Markets Equity Fund
For the Year Ended October 31, 2023
A	$7.40	$0.24	$0.98	$1.22	$(0.28)	$—	$(0.28)	$8.34	16.62%	$18,270	1.50%	1.45%	2.86%	93%
C	7.26	0.16	0.97	1.13	(0.21)	—	(0.21)	8.18	15.75	1,111	2.29	2.20	1.91	93
I	7.40	0.24	1.00	1.24	(0.30)	—	(0.30)	8.34	16.92	42,863	1.15	1.15	2.79	93
R3	7.37	0.20	0.99	1.19	(0.26)	—	(0.26)	8.30	16.24	240	1.76	1.70	2.40	93
R4	7.54	0.23	1.02	1.25	(0.28)	—	(0.28)	8.51	16.71	101	1.46	1.45	2.68	93
R5	7.34	0.24	0.99	1.23	(0.30)	—	(0.30)	8.27	16.99	25	1.16	1.15	2.84	93
R6	7.40	0.27	0.99	1.26	(0.32)	—	(0.32)	8.34	17.19	407	1.04	0.98	3.13	93
Y	7.38	0.26	0.99	1.25	(0.31)	—	(0.31)	8.32	17.09	220,615	1.15	1.10	3.02	93
F	7.35	0.26	1.00	1.26	(0.32)	—	(0.32)	8.29	17.31	111,465	1.04	0.98	3.07	93
For the Year Ended October 31, 2022
A	$10.88	$0.29	$(3.57)	$(3.28)	$(0.20)	$—	$(0.20)	$7.40	(30.68)%	$25,711	1.49%	1.45%	3.05%	79%
C	10.66	0.21	(3.49)	(3.28)	(0.12)	—	(0.12)	7.26	(31.09)	1,130	2.29	2.20	2.27	79
I	10.87	0.32	(3.56)	(3.24)	(0.23)	—	(0.23)	7.40	(30.43)	29,368	1.16	1.16	3.45	79
R3	10.83	0.26	(3.54)	(3.28)	(0.18)	—	(0.18)	7.37	(30.81)	249	1.76	1.70	2.78	79
R4	11.09	0.26	(3.61)	(3.35)	(0.20)	—	(0.20)	7.54	(30.73)	87	1.46	1.45	2.64	79
R5	10.78	0.31	(3.52)	(3.21)	(0.23)	—	(0.23)	7.34	(30.37)	36	1.16	1.15	3.35	79
R6	10.88	0.31	(3.54)	(3.23)	(0.25)	—	(0.25)	7.40	(30.34)	337	1.05	0.98	3.49	79
Y	10.85	0.32	(3.55)	(3.23)	(0.24)	—	(0.24)	7.38	(30.42)	202,092	1.15	1.10	3.43	79
F	10.81	0.33	(3.54)	(3.21)	(0.25)	—	(0.25)	7.35	(30.35)	88,202	1.04	0.98	3.60	79
For the Year Ended October 31, 2021
A	$9.06	$0.17	$1.74	$1.91	$(0.09)	$—	$(0.09)	$10.88	21.18%	$40,629	1.44%	1.44%	1.60%	95%
C	8.88	0.09	1.71	1.80	(0.02)	—	(0.02)	10.66	20.23	2,029	2.27	2.20	0.86	95
I	9.04	0.22	1.73	1.95	(0.12)	—	(0.12)	10.87	21.64	38,104	1.12	1.12	1.99	95
R3	9.01	0.16	1.73	1.89	(0.07)	—	(0.07)	10.83	20.99	400	1.74	1.70	1.47	95
R4	9.23	0.18	1.77	1.95	(0.09)	—	(0.09)	11.09	21.22	367	1.44	1.43	1.60	95
R5	9.00	0.08	1.82	1.90	(0.12)	—	(0.12)	10.78	21.24	52	1.14	1.13	0.80	95
R6	9.05	0.10	1.87	1.97	(0.14)	—	(0.14)	10.88	21.88	113	1.02	0.98	0.95	95
Y	9.03	0.21	1.74	1.95	(0.13)	—	(0.13)	10.85	21.67	302,968	1.13	1.10	1.97	95
F	9.00	0.23	1.72	1.95	(0.14)	—	(0.14)	10.81	21.78	115,177	1.02	0.98	2.15	95
For the Year Ended October 31, 2020
A	$8.96	$0.11	$0.18	$0.29	$(0.19)	$—	$(0.19)	$9.06	3.12%	$36,749	1.47%	1.41%	1.27%	104%
C	8.78	0.04	0.16	0.20	(0.10)	—	(0.10)	8.88	2.26	1,669	2.29	2.20	0.45	104
I	8.94	0.14	0.18	0.32	(0.22)	—	(0.22)	9.04	3.45	26,381	1.14	1.08	1.61	104
R3	8.95	0.09	0.16	0.25	(0.19)	—	(0.19)	9.01	2.68	284	1.76	1.70	1.04	104
R4	9.01	0.12	0.16	0.28	(0.06)	—	(0.06)	9.23	3.12	328	1.46	1.39	1.34	104
R5	8.90	0.14	0.18	0.32	(0.22)	—	(0.22)	9.00	3.46	791	1.16	1.10	1.58	104
R6	8.96	0.15	0.17	0.32	(0.23)	—	(0.23)	9.05	3.43	1,065	1.04	0.98	1.71	104
Y	8.93	0.14	0.18	0.32	(0.22)	—	(0.22)	9.03	3.47	244,884	1.14	1.08	1.62	104
F	8.90	0.15	0.17	0.32	(0.22)	—	(0.22)	9.00	3.55	57,105	1.04	0.98	1.73	104
102

Financial Highlights
	— Selected Per-Share Data(1) —								— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover
Hartford Emerging Markets Equity Fund – (continued)
For the Year Ended October 31, 2019
A	$8.39	$0.18	$0.54	$0.72	$(0.15)	$—	$(0.15)	$8.96	8.82%	$45,113	1.50%	1.39%	2.02%	81%
C	8.18	0.10	0.54	0.64	(0.04)	—	(0.04)	8.78	7.93	2,738	2.34	2.20	1.20	81
I	8.39	0.23	0.50	0.73	(0.18)	—	(0.18)	8.94	8.99	23,116	1.19	1.09	2.60	81
R3	8.38	0.16	0.54	0.70	(0.13)	—	(0.13)	8.95	8.45	220	1.81	1.69	1.78	81
R4	8.44	0.14	0.59	0.73	(0.16)	—	(0.16)	9.01	8.87	352	1.51	1.39	1.65	81
R5	8.34	0.22	0.52	0.74	(0.18)	—	(0.18)	8.90	9.14	691	1.21	1.10	2.51	81
R6	8.39	0.22	0.54	0.76	(0.19)	—	(0.19)	8.96	9.26	1,006	1.09	0.98	2.57	81
Y	8.38	0.29	0.45	0.74	(0.19)	—	(0.19)	8.93	9.06	205,680	1.19	1.07	3.34	81
F	8.35	0.28	0.46	0.74	(0.19)	—	(0.19)	8.90	9.17	30,845	1.09	0.98	3.20	81
Hartford Global Impact Fund
For the Year Ended October 31, 2023
A	$12.71	$0.07	$(0.68)	$(0.61)	$(0.06)	$—	$(0.06)	$12.04	(4.82)%	$45,013	1.24%	1.19%	0.55%	34%
C	12.28	(0.03)	(0.65)	(0.68)	—	—	—	11.60	(5.54)	1,349	2.01	1.94	(0.20)	34
I	12.69	0.11	(0.67)	(0.56)	(0.10)	—	(0.10)	12.03	(4.46)	42,685	0.88	0.88	0.86	34
R3	12.47	0.04	(0.66)	(0.62)	(0.03)	—	(0.03)	11.82	(4.97)	5,175	1.48	1.41	0.32	34
R4	12.69	0.08	(0.68)	(0.60)	(0.07)	—	(0.07)	12.02	(4.75)	955	1.18	1.11	0.63	34
R5	12.59	0.13	(0.68)	(0.55)	(0.11)	—	(0.11)	11.93	(4.41)	612	0.88	0.81	0.98	34
R6	12.60	0.13	(0.67)	(0.54)	(0.12)	—	(0.12)	11.94	(4.29)	20,556	0.77	0.69	1.03	34
Y	12.62	0.13	(0.68)	(0.55)	(0.11)	—	(0.11)	11.96	(4.38)	4,526	0.87	0.79	0.98	34
F	12.69	0.14	(0.69)	(0.55)	(0.12)	—	(0.12)	12.02	(4.34)	57,478	0.77	0.69	1.05	34
For the Year Ended October 31, 2022
A	$17.43	$0.10	$(4.40)	$(4.30)	$(0.02)	$(0.40)	$(0.42)	$12.71	(25.20)%	$46,528	1.26%	1.19%	0.67%	31%
C	16.95	(0.01)	(4.26)	(4.27)	—	(0.40)	(0.40)	12.28	(25.72)	1,576	2.03	1.94	(0.08)	31
I	17.40	0.14	(4.38)	(4.24)	(0.07)	(0.40)	(0.47)	12.69	(24.96)	47,949	0.89	0.89	0.99	31
R3	17.12	0.06	(4.31)	(4.25)	—	(0.40)	(0.40)	12.47	(25.34)	5,372	1.50	1.41	0.46	31
R4	17.39	0.09	(4.36)	(4.27)	(0.03)	(0.40)	(0.43)	12.69	(25.08)	1,085	1.17	1.11	0.71	31
R5	17.26	0.14	(4.33)	(4.19)	(0.08)	(0.40)	(0.48)	12.59	(24.87)	410	0.90	0.81	1.04	31
R6	17.28	0.15	(4.33)	(4.18)	(0.10)	(0.40)	(0.50)	12.60	(24.81)	9,243	0.78	0.69	1.13	31
Y	17.30	0.16	(4.35)	(4.19)	(0.09)	(0.40)	(0.49)	12.62	(24.85)	8,698	0.89	0.79	1.17	31
F	17.40	0.15	(4.36)	(4.21)	(0.10)	(0.40)	(0.50)	12.69	(24.81)	38,168	0.78	0.69	1.18	31
For the Year Ended October 31, 2021
A	$12.90	$0.02	$4.57	$4.59	$(0.06)	$—	$(0.06)	$17.43	35.64%	$58,065	1.32%	1.18%	0.12%	37%
C	12.60	(0.10)	4.45	4.35	—	—	—	16.95	34.52	2,715	2.09	1.93	(0.66)	37
I	12.88	0.07	4.56	4.63	(0.11)	—	(0.11)	17.40	36.03	43,723	0.94	0.87	0.44	37
R3	12.68	(0.02)	4.49	4.47	(0.03)	—	(0.03)	17.12	35.24	7,359	1.54	1.40	(0.11)	37
R4	12.88	0.03	4.55	4.58	(0.07)	—	(0.07)	17.39	35.65	995	1.24	1.10	0.21	37
R5	12.78	0.08	4.52	4.60	(0.12)	—	(0.12)	17.26	36.10	450	0.96	0.80	0.50	37
R6	12.79	0.11	4.52	4.63	(0.14)	—	(0.14)	17.28	36.32	9,164	0.84	0.69	0.65	37
Y	12.81	0.06	4.55	4.61	(0.12)	—	(0.12)	17.30	36.13	5,336	0.90	0.79	0.40	37
F	12.88	0.10	4.56	4.66	(0.14)	—	(0.14)	17.40	36.30	12,792	0.84	0.69	0.62	37
For the Year Ended October 31, 2020
A	$11.32	$0.06	$1.56	$1.62	$(0.04)	$—	$(0.04)	$12.90	14.37%	$41,474	1.50%	1.02%	0.56%	85%
C	11.12	(0.02)	1.53	1.51	(0.03)	—	(0.03)	12.60	13.63	2,132	2.23	1.75	(0.17)	85
I	11.30	0.10	1.56	1.66	(0.08)	—	(0.08)	12.88	14.79	24,403	1.12	0.66	0.90	85
R3	11.14	0.04	1.54	1.58	(0.04)	—	(0.04)	12.68	14.21	5,327	1.72	1.22	0.36	85
R4	11.28	0.08	1.56	1.64	(0.04)	—	(0.04)	12.88	14.59	894	1.38	0.87	0.73	85
R5	11.18	0.11	1.54	1.65	(0.05)	—	(0.05)	12.78	14.77	253	1.10	0.60	0.95	85
R6	11.21	0.10	1.56	1.66	(0.08)	—	(0.08)	12.79	14.87	3,111	1.04	0.59	0.88	85
Y	11.17	0.14	1.55	1.69	(0.05)	—	(0.05)	12.81	15.15	2,958	0.93	0.43	1.27	85
F	11.36	0.12	1.57	1.69	(0.17)	—	(0.17)	12.88	15.05	3,850	0.98	0.41	1.01	85
103

Financial Highlights
	— Selected Per-Share Data(1) —								— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover
Hartford Global Impact Fund – (continued)
For the Year Ended October 31, 2019
A	$11.10	$0.12	$1.46	$1.58	$(0.06)	$(1.30)	$(1.36)	$11.32	16.93%	$872	1.94%(4)	1.10%(4)	1.17%	5%(5)(6)
C	10.93	0.07	1.45	1.52	(0.03)	(1.30)	(1.33)	11.12	16.45	38	2.74 (4)	1.60 (4)	0.63	5 (5)(6)
I	11.05	0.17	1.46	1.63	(0.08)	(1.30)	(1.38)	11.30	17.47	13,351	1.54 (4)	0.73 (4)	1.60	5 (5)(6)
R3	10.98	0.08	1.48	1.56	(0.10)	(1.30)	(1.40)	11.14	16.94	282	2.07 (4)	1.19 (4)	0.79	5 (5)(6)
R4	11.08	0.13	1.46	1.59	(0.09)	(1.30)	(1.39)	11.28	17.11	27	1.91 (4)	0.95 (4)	1.25	5 (5)(6)
R5	11.00	0.15	1.44	1.59	(0.11)	(1.30)	(1.41)	11.18	17.45	13	1.61 (4)	0.76 (4)	1.43	5 (5)(6)
R6	11.01	0.20	1.41	1.61	(0.11)	(1.30)	(1.41)	11.21	17.45	897	1.43 (4)	0.63 (4)	1.81	5 (5)(6)
Y	10.99	0.23	1.37	1.60	(0.12)	(1.30)	(1.42)	11.17	17.42	300	1.54 (4)	0.67 (4)	2.11	5 (5)(6)
F	11.16	0.16	1.47	1.63	(0.13)	(1.30)	(1.43)	11.36	17.43	30,632	1.49 (4)	0.66 (4)	1.54	5 (5)(6)
Hartford International Equity Fund
For the Year Ended October 31, 2023
A	$9.41	$0.22	$1.03	$1.25	$(0.28)	$—	$(0.28)	$10.38	13.33%	$450,134	0.97%	0.96%	1.98%	23%
C	9.27	0.12	1.03	1.15	(0.16)	—	(0.16)	10.26	12.46	5,872	1.79	1.79	1.13	23
I	9.54	0.26	1.06	1.32	(0.32)	—	(0.32)	10.54	13.87	41,355	0.63	0.63	2.31	23
R3	9.33	0.18	1.04	1.22	(0.25)	—	(0.25)	10.30	13.11	9,976	1.26	1.25	1.69	23
R4	9.44	0.22	1.04	1.26	(0.28)	—	(0.28)	10.42	13.37	2,753	0.96	0.96	1.98	23
R5	8.29	0.19	0.94	1.13	(0.31)	—	(0.31)	9.11	13.72	406	0.66	0.66	1.98	23
R6	9.60	0.26	1.06	1.32	(0.33)	—	(0.33)	10.59	13.91	9,708	0.54	0.54	2.31	23
Y	9.55	0.26	1.05	1.31	(0.32)	—	(0.32)	10.54	13.74	11,242	0.60	0.60	2.32	23
F	9.60	0.27	1.06	1.33	(0.33)	—	(0.33)	10.60	13.91	50,725	0.54	0.54	2.40	23
For the Year Ended October 31, 2022
A	$12.86	$0.23	$(3.27)	$(3.04)	$(0.25)	$(0.16)	$(0.41)	$9.41	(24.35)%	$440,382	0.96%	0.95%	2.10%	27%
C	12.65	0.14	(3.24)	(3.10)	(0.12)	(0.16)	(0.28)	9.27	(25.03)	8,985	1.76	1.76	1.27	27
I	13.04	0.26	(3.31)	(3.05)	(0.29)	(0.16)	(0.45)	9.54	(24.15)	41,757	0.63	0.63	2.42	27
R3	12.76	0.20	(3.25)	(3.05)	(0.22)	(0.16)	(0.38)	9.33	(24.61)	9,537	1.25	1.23	1.81	27
R4	12.89	0.22	(3.28)	(3.06)	(0.23)	(0.16)	(0.39)	9.44	(24.41)	3,076	0.95	0.95	2.08	27
R5	11.32	0.26	(2.91)	(2.65)	(0.22)	(0.16)	(0.38)	8.29	(24.14)	1,089	0.65	0.65	2.63	27
R6	13.11	0.29	(3.33)	(3.04)	(0.31)	(0.16)	(0.47)	9.60	(24.02)	14,329	0.53	0.53	2.55	27
Y	13.05	0.28	(3.33)	(3.05)	(0.29)	(0.16)	(0.45)	9.55	(24.15)	11,459	0.64	0.64	2.52	27
F	13.12	0.28	(3.33)	(3.05)	(0.31)	(0.16)	(0.47)	9.60	(24.08)	48,605	0.53	0.53	2.45	27
For the Year Ended October 31, 2021
A	$10.24	$0.16	$2.59	$2.75	$(0.13)	$—	$(0.13)	$12.86	26.93%	$644,435	0.94%	0.94%	1.25%	39%
C	10.05	0.04	2.58	2.62	(0.02)	—	(0.02)	12.65	26.06	17,733	1.72	1.72	0.34	39
I	10.38	0.20	2.63	2.83	(0.17)	—	(0.17)	13.04	27.35	67,019	0.61	0.61	1.58	39
R3	10.16	0.12	2.58	2.70	(0.10)	—	(0.10)	12.76	26.61	14,001	1.24	1.23	0.96	39
R4	10.26	0.15	2.61	2.76	(0.13)	—	(0.13)	12.89	27.00	5,097	0.94	0.94	1.21	39
R5	9.03	0.17	2.29	2.46	(0.17)	—	(0.17)	11.32	27.35	11,309	0.63	0.63	1.57	39
R6	10.43	0.22	2.64	2.86	(0.18)	—	(0.18)	13.11	27.52	48,911	0.53	0.53	1.67	39
Y	10.38	0.20	2.63	2.83	(0.16)	—	(0.16)	13.05	27.34	12,935	0.63	0.63	1.56	39
F	10.44	0.21	2.65	2.86	(0.18)	—	(0.18)	13.12	27.50	85,058	0.52	0.52	1.67	39
For the Year Ended October 31, 2020
A	$10.74	$0.11	$(0.37)	$(0.26)	$(0.24)	$—	$(0.24)	$10.24	(2.57)%	$558,506	0.99%	0.99%	1.04%	77%
C	10.52	0.02	(0.35)	(0.33)	(0.14)	—	(0.14)	10.05	(3.28)	24,973	1.75	1.75	0.24	77
I	10.88	0.14	(0.36)	(0.22)	(0.28)	—	(0.28)	10.38	(2.21)	54,603	0.63	0.63	1.36	77
R3	10.65	0.08	(0.36)	(0.28)	(0.21)	—	(0.21)	10.16	(2.81)	12,115	1.24	1.23	0.79	77
R4	10.74	0.11	(0.36)	(0.25)	(0.23)	—	(0.23)	10.26	(2.52)	6,419	0.95	0.95	1.07	77
R5	9.50	0.15	(0.34)	(0.19)	(0.28)	—	(0.28)	9.03	(2.20)	8,761	0.66	0.66	1.67	77
R6	10.93	0.16	(0.37)	(0.21)	(0.29)	—	(0.29)	10.43	(2.11)	37,296	0.55	0.55	1.53	77
Y	10.88	0.13	(0.35)	(0.22)	(0.28)	—	(0.28)	10.38	(2.20)	13,601	0.65	0.65	1.27	77
F	10.94	0.16	(0.37)	(0.21)	(0.29)	—	(0.29)	10.44	(2.11)	67,949	0.54	0.54	1.50	77
104

Financial Highlights
	— Selected Per-Share Data(1) —								— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover
Hartford International Equity Fund – (continued)
For the Year Ended October 31, 2019
A	$9.91	$0.20	$0.67	$0.87	$(0.02)	$(0.02)	$(0.04)	$10.74	8.88%	$685,465	0.97%	0.97%	1.94%	78%
C	9.76	0.11	0.67	0.78	—	(0.02)	(0.02)	10.52	8.01	43,009	1.71	1.71	1.13	78
I	10.01	0.23	0.69	0.92	(0.03)	(0.02)	(0.05)	10.88	9.29	82,136	0.63	0.63	2.20	78
R3	9.85	0.17	0.67	0.84	(0.02)	(0.02)	(0.04)	10.65	8.59	16,410	1.24	1.24	1.67	78
R4	9.91	0.20	0.68	0.88	(0.03)	(0.02)	(0.05)	10.74	8.89	8,653	0.96	0.96	1.99	78
R5	8.75	0.20	0.60	0.80	(0.03)	(0.02)	(0.05)	9.50	9.27	1,686	0.65	0.65	2.23	78
R6	10.06	0.24	0.69	0.93	(0.04)	(0.02)	(0.06)	10.93	9.29	22,624	0.54	0.54	2.32	78
Y	10.02	0.25	0.67	0.92	(0.04)	(0.02)	(0.06)	10.88	9.28	33,756	0.62	0.62	2.38	78
F	10.06	0.25	0.69	0.94	(0.04)	(0.02)	(0.06)	10.94	9.39	72,152	0.54	0.54	2.38	78
The Hartford International Growth Fund
For the Year Ended October 31, 2023
A	$12.10	$0.10	$1.65	$1.75	$(0.10)	$—	$(0.10)	$13.75	14.51%	$96,572	1.34%	1.30%	0.66%	20%
C	10.81	(0.01)	1.48	1.47	(0.00)(7)	—	—	12.28	13.60	1,487	2.14	2.05	(0.07)	20
I	12.02	0.09	1.69	1.78	(0.15)	—	(0.15)	13.65	14.81	25,791	0.99	0.98	0.65	20
R3	12.23	0.06	1.67	1.73	(0.07)	—	(0.07)	13.89	14.12	473	1.61	1.57	0.38	20
R4	12.50	0.11	1.71	1.82	(0.11)	—	(0.11)	14.21	14.56	1,541	1.31	1.27	0.69	20
R5	12.62	0.20	1.67	1.87	(0.14)	—	(0.14)	14.35	14.88	1,041	0.96	0.96	1.27	20
R6	12.69	0.19	1.71	1.90	(0.16)	—	(0.16)	14.43	14.95	1,989	0.89	0.85	1.21	20
Y	12.66	0.12	1.75	1.87	(0.15)	—	(0.15)	14.38	14.81	1,706	1.00	0.95	0.80	20
F	12.04	0.16	1.64	1.80	(0.16)	—	(0.16)	13.68	15.02	147,457	0.89	0.85	1.09	20
For the Year Ended October 31, 2022
A	$19.44	$0.05	$(7.30)	$(7.25)	$(0.03)	$(0.06)	$(0.09)	$12.10	(37.43)%	$92,017	1.30%	1.30%	0.41%	30%
C	17.47	(0.06)	(6.54)	(6.60)	—	(0.06)	(0.06)	10.81	(37.89)	2,070	2.10	2.05	(0.42)	30
I	19.31	0.09	(7.23)	(7.14)	(0.09)	(0.06)	(0.15)	12.02	(37.24)	105,860	0.97	0.96	0.57	30
R3	19.66	0.02	(7.39)	(7.37)	—	(0.06)	(0.06)	12.23	(37.59)	444	1.57	1.56	0.13	30
R4	20.08	0.06	(7.54)	(7.48)	(0.04)	(0.06)	(0.10)	12.50	(37.42)	1,347	1.27	1.27	0.38	30
R5	20.26	0.10	(7.59)	(7.49)	(0.09)	(0.06)	(0.15)	12.62	(37.22)	5,220	0.97	0.97	0.56	30
R6	20.38	0.14	(7.65)	(7.51)	(0.12)	(0.06)	(0.18)	12.69	(37.15)	1,484	0.85	0.85	0.84	30
Y	20.32	0.12	(7.62)	(7.50)	(0.10)	(0.06)	(0.16)	12.66	(37.18)	7,634	0.96	0.95	0.73	30
F	19.35	0.12	(7.25)	(7.13)	(0.12)	(0.06)	(0.18)	12.04	(37.17)	142,153	0.85	0.85	0.82	30
For the Year Ended October 31, 2021
A	$16.10	$(0.01)	$3.93	$3.92	$—	$(0.58)	$(0.58)	$19.44	24.68%	$167,201	1.26%	1.26%	(0.05)%	32%
C	14.63	(0.15)	3.57	3.42	—	(0.58)	(0.58)	17.47	23.72	5,153	2.09	2.05	(0.86)	32
I	15.97	0.04	3.91	3.95	(0.03)	(0.58)	(0.61)	19.31	25.09	247,620	1.04	1.00	0.21	32
R3	16.31	(0.06)	3.99	3.93	—	(0.58)	(0.58)	19.66	24.42	808	1.56	1.55	(0.33)	32
R4	16.61	—	4.05	4.05	—	(0.58)	(0.58)	20.08	24.71	2,783	1.26	1.26	(0.02)	32
R5	16.73	0.05	4.09	4.14	(0.03)	(0.58)	(0.61)	20.26	25.09	37,334	0.94	0.94	0.26	32
R6	16.83	0.08	4.11	4.19	(0.06)	(0.58)	(0.64)	20.38	25.23	8,367	0.84	0.84	0.40	32
Y	16.78	0.05	4.11	4.16	(0.04)	(0.58)	(0.62)	20.32	25.13	15,124	0.95	0.95	0.27	32
F	16.00	0.07	3.92	3.99	(0.06)	(0.58)	(0.64)	19.35	25.29	195,324	0.84	0.84	0.37	32
For the Year Ended October 31, 2020
A	$14.40	$0.00	$1.78	$1.78	$(0.08)	$—	$(0.08)	$16.10	12.40%	$137,068	1.36%	1.30%	0.00%(8)	112%
C	13.12	(0.10)	1.61	1.51	—	—	—	14.63	11.51	5,435	2.14	2.05	(0.76)	112
I	14.29	0.06	1.75	1.81	(0.13)	—	(0.13)	15.97	12.75	189,631	0.97	0.93	0.40	112
R3	14.59	(0.04)	1.80	1.76	(0.04)	—	(0.04)	16.31	12.08	711	1.61	1.57	(0.26)	112
R4	14.83	0.01	1.83	1.84	(0.06)	—	(0.06)	16.61	12.44	2,260	1.30	1.26	0.07	112
R5	14.96	0.05	1.85	1.90	(0.13)	—	(0.13)	16.73	12.76	30,666	0.99	0.95	0.35	112
R6	15.04	0.07	1.86	1.93	(0.14)	—	(0.14)	16.83	12.90	4,560	0.90	0.85	0.48	112
Y	15.01	0.05	1.85	1.90	(0.13)	—	(0.13)	16.78	12.74	12,562	1.00	0.95	0.35	112
F	14.31	0.07	1.77	1.84	(0.15)	—	(0.15)	16.00	12.88	159,194	0.89	0.85	0.47	112
105

Financial Highlights
	— Selected Per-Share Data(1) —								— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover
The Hartford International Growth Fund – (continued)
For the Year Ended October 31, 2019
A	$13.85	$0.09	$1.51	$1.60	$(0.08)	$(0.97)	$(1.05)	$14.40	12.97%	$128,065	1.38%	1.30%	0.66%	64%
C	12.71	(0.01)	1.39	1.38	—	(0.97)	(0.97)	13.12	12.16	6,842	2.15	2.05	(0.11)	64
I	13.75	0.14	1.49	1.63	(0.12)	(0.97)	(1.09)	14.29	13.41	39,175	0.99	0.94	1.04	64
R3	14.00	0.06	1.53	1.59	(0.03)	(0.97)	(1.00)	14.59	12.63	632	1.63	1.57	0.44	64
R4	14.21	0.09	1.56	1.65	(0.06)	(0.97)	(1.03)	14.83	12.99	4,102	1.33	1.27	0.67	64
R5	14.34	0.14	1.57	1.71	(0.12)	(0.97)	(1.09)	14.96	13.40	25,303	1.02	0.96	1.00	64
R6	14.41	0.16	1.57	1.73	(0.13)	(0.97)	(1.10)	15.04	13.48	3,059	0.91	0.85	1.09	64
Y	14.39	0.15	1.57	1.72	(0.13)	(0.97)	(1.10)	15.01	13.45	18,100	0.98	0.92	1.05	64
F	13.77	0.15	1.49	1.64	(0.13)	(0.97)	(1.10)	14.31	13.50	112,149	0.91	0.85	1.12	64
The Hartford International Opportunities Fund
For the Year Ended October 31, 2023
A	$13.98	$0.18	$1.36	$1.54	$(0.09)	$—	$(0.09)	$15.43	11.03%	$374,308	1.10%	1.09%	1.14%	68%
C	11.87	0.05	1.16	1.21	—	—	—	13.08	10.19	11,381	1.86	1.86	0.38	68
I	13.90	0.23	1.35	1.58	(0.15)	—	(0.15)	15.33	11.34	363,734	0.79	0.79	1.45	68
R3	14.25	0.14	1.38	1.52	(0.04)	—	(0.04)	15.73	10.67	23,836	1.41	1.41	0.84	68
R4	14.56	0.19	1.42	1.61	(0.09)	—	(0.09)	16.08	11.03	59,218	1.10	1.10	1.15	68
R5	14.72	0.24	1.43	1.67	(0.14)	—	(0.14)	16.25	11.37	265,468	0.79	0.79	1.44	68
R6	14.82	0.27	1.44	1.71	(0.16)	—	(0.16)	16.37	11.54	1,046,528	0.69	0.69	1.56	68
Y	14.82	0.25	1.44	1.69	(0.15)	—	(0.15)	16.36	11.38	711,209	0.79	0.78	1.45	68
F	13.91	0.25	1.35	1.60	(0.16)	—	(0.16)	15.35	11.51	565,225	0.69	0.69	1.54	68
For the Year Ended October 31, 2022
A	$21.23	$0.18	$(5.43)	$(5.25)	$(0.25)	$(1.75)	$(2.00)	$13.98	(27.18)%	$370,470	1.09%	1.09%	1.08%	95%
C	18.33	0.04	(4.63)	(4.59)	(0.12)	(1.75)	(1.87)	11.87	(27.75)	15,181	1.85	1.85	0.31	95
I	21.13	0.24	(5.41)	(5.17)	(0.31)	(1.75)	(2.06)	13.90	(26.99)	480,987	0.78	0.78	1.42	95
R3	21.59	0.12	(5.54)	(5.42)	(0.17)	(1.75)	(1.92)	14.25	(27.43)	24,237	1.41	1.41	0.76	95
R4	22.02	0.19	(5.66)	(5.47)	(0.24)	(1.75)	(1.99)	14.56	(27.21)	66,846	1.10	1.10	1.06	95
R5	22.25	0.23	(5.71)	(5.48)	(0.30)	(1.75)	(2.05)	14.72	(27.00)	250,539	0.79	0.79	1.37	95
R6	22.39	0.27	(5.76)	(5.49)	(0.33)	(1.75)	(2.08)	14.82	(26.94)	848,859	0.69	0.69	1.50	95
Y	22.38	0.24	(5.74)	(5.50)	(0.31)	(1.75)	(2.06)	14.82	(26.95)	855,067	0.79	0.76	1.40	95
F	21.15	0.25	(5.41)	(5.16)	(0.33)	(1.75)	(2.08)	13.91	(26.95)	536,325	0.69	0.69	1.50	95
For the Year Ended October 31, 2021
A	$16.66	$0.13	$4.51	$4.64	$(0.07)	$—	$(0.07)	$21.23	27.91%	$563,577	1.08%	1.07%	0.66%	99%
C	14.44	(0.03)	3.92	3.89	—	—	—	18.33	26.94	27,868	1.85	1.85	(0.14)	99
I	16.57	0.20	4.49	4.69	(0.13)	—	(0.13)	21.13	28.38	579,815	0.77	0.77	0.97	99
R3	16.93	0.06	4.60	4.66	(0.00)(7)	—	—	21.59	27.54	36,293	1.40	1.40	0.31	99
R4	17.27	0.13	4.69	4.82	(0.07)	—	(0.07)	22.02	27.94	110,424	1.10	1.10	0.63	99
R5	17.44	0.20	4.74	4.94	(0.13)	—	(0.13)	22.25	28.37	358,244	0.79	0.79	0.94	99
R6	17.55	0.23	4.75	4.98	(0.14)	—	(0.14)	22.39	28.47	1,037,195	0.69	0.69	1.06	99
Y	17.55	0.21	4.75	4.96	(0.13)	—	(0.13)	22.38	28.34	1,299,603	0.79	0.75	0.97	99
F	16.58	0.21	4.50	4.71	(0.14)	—	(0.14)	21.15	28.51	776,074	0.69	0.69	1.04	99
For the Year Ended October 31, 2020
A	$15.70	$0.05	$1.12	$1.17	$(0.21)	$—	$(0.21)	$16.66	7.48%	$450,001	1.12%	1.12%	0.29%	100%
C	13.63	(0.07)	0.98	0.91	(0.10)	—	(0.10)	14.44	6.67	27,825	1.89	1.89	(0.48)	100
I	15.62	0.10	1.12	1.22	(0.27)	—	(0.27)	16.57	7.81	347,719	0.78	0.78	0.63	100
R3	15.95	0.00	1.13	1.13	(0.15)	—	(0.15)	16.93	7.10	37,082	1.42	1.42	(0.01)	100
R4	16.26	0.05	1.16	1.21	(0.20)	—	(0.20)	17.27	7.45	104,353	1.10	1.10	0.30	100
R5	16.43	0.11	1.16	1.27	(0.26)	—	(0.26)	17.44	7.77	307,347	0.80	0.80	0.66	100
R6	16.53	0.12	1.18	1.30	(0.28)	—	(0.28)	17.55	7.88	739,434	0.70	0.70	0.71	100
Y	16.53	0.11	1.18	1.29	(0.27)	—	(0.27)	17.55	7.83	1,074,227	0.80	0.76	0.66	100
F	15.63	0.11	1.12	1.23	(0.28)	—	(0.28)	16.58	7.89	619,937	0.70	0.70	0.71	100
106

Financial Highlights
	— Selected Per-Share Data(1) —								— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover
The Hartford International Opportunities Fund – (continued)
For the Year Ended October 31, 2019
A	$14.66	$0.21	$1.36	$1.57	$(0.18)	$(0.35)	$(0.53)	$15.70	11.32%	$464,083	1.12%	1.12%	1.42%	92%
C	12.74	0.08	1.19	1.27	(0.03)	(0.35)	(0.38)	13.63	10.46	37,457	1.89	1.89	0.64	92
I	14.60	0.25	1.35	1.60	(0.23)	(0.35)	(0.58)	15.62	11.67	350,647	0.79	0.79	1.71	92
R3	14.87	0.17	1.39	1.56	(0.13)	(0.35)	(0.48)	15.95	11.03	51,593	1.42	1.42	1.14	92
R4	15.16	0.22	1.41	1.63	(0.18)	(0.35)	(0.53)	16.26	11.34	133,349	1.12	1.12	1.44	92
R5	15.32	0.27	1.42	1.69	(0.23)	(0.35)	(0.58)	16.43	11.73	265,062	0.80	0.80	1.74	92
R6	15.42	0.30	1.41	1.71	(0.25)	(0.35)	(0.60)	16.53	11.78	638,619	0.70	0.70	1.93	92
Y	15.41	0.28	1.43	1.71	(0.24)	(0.35)	(0.59)	16.53	11.80	981,426	0.78	0.75	1.80	92
F	14.61	0.27	1.35	1.62	(0.25)	(0.35)	(0.60)	15.63	11.82	660,251	0.70	0.70	1.82	92
The Hartford International Value Fund
For the Year Ended October 31, 2023
A	$13.61	$0.42	$2.48	$2.90	$(0.40)	$—	$(0.40)	$16.11	21.54%	$120,223	1.19%	1.19%	2.58%	25%
C	13.39	0.32	2.42	2.74	(0.22)	—	(0.22)	15.91	20.61	5,551	1.94	1.94	1.99	25
I	13.68	0.50	2.46	2.96	(0.44)	—	(0.44)	16.20	21.86	1,837,623	0.92	0.92	3.06	25
R3	13.63	0.36	2.49	2.85	(0.35)	—	(0.35)	16.13	21.10	938	1.54	1.54	2.20	25
R4	13.57	0.46	2.43	2.89	(0.39)	—	(0.39)	16.07	21.47	5,387	1.24	1.23	2.86	25
R5	13.73	0.49	2.47	2.96	(0.43)	—	(0.43)	16.26	21.83	36,721	0.91	0.91	2.98	25
R6	14.04	0.62	2.43	3.05	(0.45)	—	(0.45)	16.64	21.98	307,970	0.82	0.82	3.58	25
Y	14.02	0.49	2.55	3.04	(0.44)	—	(0.44)	16.62	21.93	759,465	0.89	0.89	2.94	25
F	13.70	0.49	2.48	2.97	(0.45)	—	(0.45)	16.22	21.94	553,154	0.82	0.82	2.99	25
For the Year Ended October 31, 2022
A	$16.64	$0.40	$(2.95)	$(2.55)	$(0.48)	$—	$(0.48)	$13.61	(15.74)%	$61,526	1.21%	1.21%	2.63%	32%
C	16.36	0.28	(2.92)	(2.64)	(0.33)	—	(0.33)	13.39	(16.42)	3,256	1.97	1.97	1.84	32
I	16.72	0.44	(2.96)	(2.52)	(0.52)	—	(0.52)	13.68	(15.52)	1,147,284	0.93	0.92	2.89	32
R3	16.65	0.34	(2.95)	(2.61)	(0.41)	—	(0.41)	13.63	(16.04)	618	1.55	1.55	2.26	32
R4	16.59	0.39	(2.94)	(2.55)	(0.47)	—	(0.47)	13.57	(15.79)	3,265	1.25	1.25	2.58	32
R5	16.78	0.44	(2.97)	(2.53)	(0.52)	—	(0.52)	13.73	(15.53)	31,492	0.94	0.94	2.87	32
R6	17.14	0.46	(3.03)	(2.57)	(0.53)	—	(0.53)	14.04	(15.42)	24,542	0.83	0.83	2.92	32
Y	17.13	0.46	(3.04)	(2.58)	(0.53)	—	(0.53)	14.02	(15.53)	472,690	0.91	0.91	2.94	32
F	16.74	0.51	(3.02)	(2.51)	(0.53)	—	(0.53)	13.70	(15.42)	381,828	0.83	0.83	3.36	32
For the Year Ended October 31, 2021
A	$11.27	$0.29	$5.24	$5.53	$(0.16)	$—	$(0.16)	$16.64	49.38%	$58,055	1.23%	1.23%	1.88%	25%
C	11.12	0.15	5.20	5.35	(0.11)	—	(0.11)	16.36	48.27	7,693	1.97	1.97	1.00	25
I	11.40	0.34	5.28	5.62	(0.30)	—	(0.30)	16.72	49.79	1,370,819	0.95	0.95	2.19	25
R3	11.36	0.25	5.26	5.51	(0.22)	—	(0.22)	16.65	48.84	704	1.56	1.56	1.59	25
R4	11.32	0.28	5.24	5.52	(0.25)	—	(0.25)	16.59	49.24	4,081	1.26	1.26	1.79	25
R5	11.44	0.32	5.31	5.63	(0.29)	—	(0.29)	16.78	49.76	37,168	0.94	0.94	2.09	25
R6	11.68	0.31	5.45	5.76	(0.30)	—	(0.30)	17.14	49.88	30,933	0.84	0.84	2.01	25
Y	11.67	0.35	5.41	5.76	(0.30)	—	(0.30)	17.13	49.84	438,442	0.91	0.90	2.19	25
F	11.41	0.32	5.32	5.64	(0.31)	—	(0.31)	16.74	49.94	238,372	0.84	0.84	2.10	25
For the Year Ended October 31, 2020
A	$14.53	$0.16	$(3.00)	$(2.84)	$(0.42)	$—	$(0.42)	$11.27	(20.24)%	$29,857	1.22%	1.22%	1.31%	26%
C	14.31	0.05	(2.96)	(2.91)	(0.28)	—	(0.28)	11.12	(20.83)	6,692	1.99	1.99	0.37	26
I	14.69	0.19	(3.01)	(2.82)	(0.47)	—	(0.47)	11.40	(19.98)	450,897	0.92	0.92	1.56	26
R3	14.62	0.11	(3.03)	(2.92)	(0.34)	—	(0.34)	11.36	(20.53)	344	1.57	1.57	0.88	26
R4	14.62	0.15	(3.00)	(2.85)	(0.45)	—	(0.45)	11.32	(20.26)	2,812	1.27	1.27	1.26	26
R5	14.72	0.20	(3.02)	(2.82)	(0.46)	—	(0.46)	11.44	(19.94)	26,420	0.95	0.95	1.59	26
R6	15.03	0.20	(3.07)	(2.87)	(0.48)	—	(0.48)	11.68	(19.87)	40,184	0.86	0.86	1.58	26
Y	15.02	0.19	(3.07)	(2.88)	(0.47)	—	(0.47)	11.67	(19.93)	224,804	0.93	0.91	1.43	26
F	14.70	0.19	(3.00)	(2.81)	(0.48)	—	(0.48)	11.41	(19.91)	176,284	0.86	0.86	1.53	26
107

Financial Highlights
	— Selected Per-Share Data(1) —								— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover
The Hartford International Value Fund – (continued)
For the Year Ended October 31, 2019
A	$15.11	$0.31	$0.15	$0.46	$(0.34)	$(0.70)	$(1.04)	$14.53	3.90%	$205,566	1.20%	1.20%	2.19%	51%
C	14.86	0.20	0.17	0.37	(0.22)	(0.70)	(0.92)	14.31	3.14	17,367	1.95	1.95	1.45	51
I	15.28	0.39	0.12	0.51	(0.40)	(0.70)	(1.10)	14.69	4.20	1,004,021	0.91	0.91	2.74	51
R3	15.17	0.25	0.18	0.43	(0.28)	(0.70)	(0.98)	14.62	3.53	669	1.54	1.54	1.80	51
R4	15.20	0.31	0.15	0.46	(0.34)	(0.70)	(1.04)	14.62	3.85	1,396	1.25	1.25	2.17	51
R5	15.32	0.39	0.11	0.50	(0.40)	(0.70)	(1.10)	14.72	4.13	34,293	0.95	0.95	2.80	51
R6(9)	14.59	0.30	0.14	0.44	—	—	—	15.03	3.05 (10)	170,365	0.84 (11)	0.84 (11)	3.15 (11)	51
Y	15.60	0.38	0.14	0.52	(0.40)	(0.70)	(1.10)	15.02	4.21	619,624	0.90	0.89	2.63	51
F	15.30	0.36	0.15	0.51	(0.41)	(0.70)	(1.11)	14.70	4.24	280,593	0.84	0.84	2.55	51

FINANCIAL HIGHLIGHTS FOOTNOTES
(1)
Information presented relates to a share outstanding throughout the indicated period. Net investment income (loss) per share amounts are calculated based on average shares outstand-
ing unless otherwise noted.

(2)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(3)	Adjustments include waivers and reimbursements, if applicable. Ratios do not include fees paid indirectly.
(4)	Includes the Fund’s share of the Master Portfolio’s allocated expenses.
(5)
Effective October 7, 2019, the Global Impact Fund commenced operations as a stand-alone fund. The portfolio turnover is reflective of the activity from October 7, 2019 to October 31,
2019. The blended portfolio turnover rate of the Global Impact Fund and its former master portfolio, the Global Impact Master Portfolio (the “Master Portfolio”), is 108% which reflects the portfolio turnover of the Master Portfolio from November 1, 2018 through October 4, 2019 and the Global Impact Fund from October 7, 2019 to October 31, 2019.

(6)	The portfolio turnover of the Fund is reflective of the portfolio turnover of the Master Portfolio.
(7)	Amount is less than $0.01 per share.
(8)	Amount is less than 0.01%.
(9)	Commenced operations on February 28, 2019.
(10)	Not annualized.
(11)	Annualized.
108

For More Information
Two documents are available that offer further information on the Funds:
Annual/Semi-Annual Report To Shareholders
Additional information about each Fund’s investments is available in the annual and semi-annual reports and in Form N-CSR. In each Fund’s annual report you will also find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year (or the period as the case may be), as well as the independent registered public accounting firm’s report. The SEC adopted rule and form amendments that will change the format and content of each Fund’s annual and semi-annual reports. Certain information, including the financial statements, will not appear in each Fund’s new tailored shareholder reports but will be available online, delivered free of charge upon request, and filed with the SEC on a semi-annual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024.
Statement of Additional Information (SAI)
The SAI contains more detailed information on the Funds. A current SAI and annual report have been filed with the SEC and the SAI is incorporated by reference into (which means it is legally a part of) this prospectus.
The Funds make available this prospectus, the SAI and annual/semi-annual reports free of charge, on the Funds’ website at hartfordfunds.com.
To request a free copy of the current annual/semi-annual report for the Funds and/or the SAI or for shareholder inquiries or other information about the Funds, please contact the Funds at:
By Mail:
Hartford Funds	(For overnight mail)
P.O. Box 219060	Hartford Funds
Kansas City, MO 64121-9060	430 W 7th Street, Suite 219060
Kansas City, MO 64105-1407
By Phone:
1-888-843-7824
On The Internet:
hartfordfunds.com
Or you may view or obtain these documents from the SEC on the Internet or by E-Mail:
Internet: (on the EDGAR Database on the SEC’s internet website) www.sec.gov
E-Mail: publicinfo@sec.gov
Requests which are made by e-mail require the payment of a duplicating fee to the SEC in order to obtain a document.
Investment Company Act SEC File Number
The Hartford Mutual Funds, Inc. 811-07589
MFPRO-IE24
March 1, 2024

Appendix A
Intermediary-Specific Sales Charge Waivers and Discounts
The availability of certain initial and contingent deferred sales charge waivers and discounts may depend on the particular financial intermediary or type of account through which you purchase or hold Fund shares. Financial intermediaries may have different policies and procedures regarding the availability of these waivers and discounts. For waivers or discounts not available through a particular intermediary, investors will have to purchase shares directly from the Funds or through another intermediary to receive such waivers or discounts to the extent such a waiver or discount is available. These waivers or discounts, which may vary from those disclosed elsewhere in the statutory prospectus or SAI, are subject to change and this Appendix will be updated based on information provided by the financial intermediaries. Neither the Funds, Hartford Funds Management Company, LLC, nor Hartford Funds Distributors, LLC supervises the implementation of these waivers or discounts or verifies the intermediaries’ administration of these waivers or discounts. In all instances, it is the purchaser’s responsibility to notify the financial intermediary at the time of purchase of any facts that may qualify the purchaser for sales charge waivers or discounts. Please contact your financial intermediary for more information.
Ameriprise Financial
Class A Shares Front-End Sales Charge Waivers Available at Ameriprise Financial:
The following information applies to Class A shares purchases if you have an account with or otherwise purchase Fund shares through Ameriprise Financial:
Shareholders purchasing fund shares through an Ameriprise Financial account are eligible for the following front-end sales charge waivers, which may differ from those disclosed elsewhere in this fund’s prospectus or SAI:
•
Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.
•
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same Fund (but not any other fund within the same fund family).
•
Shares exchanged from Class C shares of the same fund in the month of or following the 7-year anniversary of the purchase date. To the extent that this prospectus elsewhere provides for a waiver with respect to exchanges of Class C shares or conversion of Class C shares following a shorter holding period, that waiver will apply.
•
Employees and registered representatives of Ameriprise Financial or its affiliates and their immediate family members.
•
Shares purchased by or through qualified accounts (including IRAs, Coverdell Education Savings Accounts, 401(k)s, 403(b) TSCAs subject to ERISA and defined benefit plans) that are held by a covered family member, defined as an Ameriprise financial advisor and/or the advisor’s spouse, advisor’s lineal ascendant (mother, father, grandmother, grandfather, great grandmother, great grandfather), advisor’s lineal descendant (son, step-son, daughter, step-daughter, grandson, granddaughter, great grandson, great granddaughter) or any spouse of a covered family member who is a lineal descendant.
•
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e. Rights of Reinstatement).
A-1

D.A. Davidson & Co. (“D.A. Davidson”)
Effective March 30, 2022, shareholders purchasing Fund shares including existing Fund shareholders through a D.A. Davidson platform or account, or through an introducing broker-dealer or independent registered investment advisor for which D.A. Davidson provides trade execution, clearance, and/or custody services, will be eligible for the following sales charge waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Prospectus or the Funds’ SAI. Shareholders should contact D.A. Davidson to determine their eligibility for these waivers and discounts.
Front-End Sales Charge Waivers on Class A Shares available at D.A. Davidson
•
Shares purchased within the same fund family through a systematic reinvestment of capital gains and dividend distributions.
•
Employees and registered representatives of D.A. Davidson or its affiliates and their family members as designated by D.A. Davidson.
•
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales charge (known as Rights of Reinstatement).
•
A shareholder in the Fund’s Class C Shares will have their shares converted at net asset value to Class A Shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is consistent with D.A. Davidson’s policies and procedures.
CDSC Waivers on Class A and Class C Shares available at D.A. Davidson
•
Death or disability of the shareholder.
•
Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus.
•
Return of excess contributions from an IRA account.
•
Shares sold as part of a required minimum distribution for IRA or other qualifying retirement accounts pursuant to the Internal Revenue Code.
•
Shares acquired through a right of reinstatement.
Front-end sales charge discounts available at D.A. Davidson: breakpoints, rights of accumulation and/or letters of intent
•
Breakpoints as described in this prospectus.
•
Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at D.A. Davidson. Eligible fund family assets not held at D.A. Davidson may be included in the calculation of rights of accumulation only if the shareholder notifies his or her financial advisor about such assets.
•
Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at D.A. Davidson may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.
A-2

Edward D. Jones & Co., L.P. (“Edward Jones”)
Policies Regarding Transactions Through Edward Jones
The following information has been provided by Edward Jones:
Effective on or after January 1, 2024, the following information supersedes prior information with respect to transactions and positions held in fund shares through an Edward Jones system. Clients of Edward Jones (also referred to as “shareholders”) purchasing fund shares on the Edward Jones commission and fee-based platforms are eligible only for the following sales charge discounts (also referred to as “breakpoints”) and waivers, which can differ from discounts and waivers described elsewhere in the mutual fund prospectus or statement of additional information (“SAI”) or through another broker-dealer. In all instances, it is the shareholder’s responsibility to inform Edward Jones at the time of purchase of any relationship, holdings of the Hartford mutual fund family and the Hartford SMART529 plan, or other facts qualifying the purchaser for discounts or waivers. Edward Jones can ask for documentation of such circumstance. Shareholders should contact Edward Jones if they have questions regarding their eligibility for these discounts and waivers.
Breakpoints
•
Breakpoint pricing, otherwise known as volume pricing, at dollar thresholds as described in the prospectus.
Rights of Accumulation (“ROA”)
•
The applicable sales charge on a purchase of Class A shares is determined by taking into account all share classes (except any assets held in group retirement plans) of the Hartford mutual fund family and the Hartford SMART529 plan held by the shareholder or in an account grouped by Edward Jones with other accounts for the purpose of providing certain pricing considerations (“pricing groups”). If grouping assets as a shareholder, this includes all share classes held on the Edward Jones platform and/or held on another platform. The inclusion of eligible fund family assets in the ROA calculation is dependent on the shareholder notifying Edward Jones of such assets at the time of calculation. Money market funds are included only if such shares were sold with a sales charge at the time of purchase or acquired in exchange for shares purchased with a sales charge.
•
The employer maintaining a SEP IRA plan and/or SIMPLE IRA plan may elect to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping as opposed to including all share classes at a shareholder or pricing group level.
•
ROA is determined by calculating the higher of cost minus redemptions or market value (current shares x NAV).
Letter of Intent (“LOI”)
•
Through a LOI, shareholders can receive the sales charge and breakpoint discounts for purchases shareholders intend to make over a 13-month period from the date Edward Jones receives the LOI. The LOI is determined by calculating the higher of cost or market value of qualifying holdings at LOI initiation in combination with the value that the shareholder intends to buy over a 13-month period to calculate the front-end sales charge and any breakpoint discounts. Each purchase the shareholder makes during that 13-month period will receive the sales charge and breakpoint discount that applies to the total amount. The inclusion of eligible fund family assets in the LOI calculation is dependent on the shareholder notifying Edward Jones of such assets at the time of calculation. Purchases made before the LOI is received by Edward Jones are not adjusted under the LOI and will not reduce the sales charge previously paid. Sales charges will be adjusted if the LOI is not met.
•
If the employer maintaining a SEP IRA plan and/or SIMPLE IRA plan has elected to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping, LOIs for such SEP IRA plan and/or SIMPLE IRA plan will also be at the plan-level and may only be established by the employer.
Sales Charge Waivers
Sales charges are waived for the following shareholders and in the following situations:
•
Associates of Edward Jones and its affiliates and other accounts in the same pricing group (as determined by Edward Jones under its policies and procedures) as the associate. This waiver will continue for the remainder of the associate’s life if the associate retires from Edward Jones in good-standing and remains in good standing pursuant to Edward Jones’ policies and procedures.
•
Shares purchased in an Edward Jones fee-based program.
•
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment.
A-3

•
Shares purchased from the proceeds of redeemed shares of the same fund family so long as the following conditions are met: the proceeds are from the sale of shares within 60 days of the purchase, the sale and purchase are made from a share class that charges a front load and one of the following:
•
The redemption and repurchase occur in the same account.
•
The redemption proceeds are used to process an: IRA contribution, excess contributions, conversion, recharacterizing of contributions, or distribution, and the repurchase is done in an account within the same Edward Jones grouping for ROA.
•
Shares exchanged into Class A shares from another share class eligible to be exchanged pursuant to the prospectus so long as the exchange is into the same fund and was initiated at the discretion of Edward Jones. Edward Jones is responsible for any remaining CDSC due to the fund company, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in the prospectus.
•
Exchanges from Class C shares to Class A shares of the same fund, generally, in the 84th month following the anniversary of the purchase date or earlier at the discretion of Edward Jones.
Contingent Deferred Sales Charge (“CDSC”) Waivers
If the shareholder purchases shares that are subject to a CDSC and those shares are redeemed before the CDSC is expired, the shareholder is responsible to pay the CDSC except in the following conditions:
•
The death or disability of the shareholder.
•
Systematic withdrawals with up to 10% per year of the account value.
•
Return of excess contributions from an Individual Retirement Account (IRA).
•
Shares redeemed as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulations.
•
Shares redeemed to pay Edward Jones fees or costs in such cases where the transaction is initiated by Edward Jones.
•
Shares exchanged in an Edward Jones fee-based program.
•
Shares acquired through NAV reinstatement.
•
Shares redeemed at the discretion of Edward Jones for Minimum Balances, as described below.
Other Important Information Regarding Transactions Through Edward Jones
Minimum Purchase Amounts
•
Initial purchase minimum: $250
•
Subsequent purchase minimum: none
Minimum Balances
Edward Jones has the right to redeem at its discretion fund holdings with a balance of $250 or less. The following are examples of accounts that are not included in this policy:
•
A fee-based account held on an Edward Jones platform
•
A 529 account held on an Edward Jones platform
•
An account with an active systematic investment plan or LOI
Exchanging Share Classes
•
At any time it deems necessary, Edward Jones has the authority to exchange at NAV a shareholder’s holdings in a class of a Fund eligible to be exchanged pursuant to the prospectus to Class A shares of the same Fund.
A-4

Janney Montgomery Scott LLC
Effective May 1, 2020, if you purchase Fund shares through a Janney Montgomery Scott LLC (“Janney”) brokerage account, you will be eligible for the following load waivers (front-end sales charge waivers and contingent deferred sales charge (“CDSC”), or back-end sales charge, waivers) and discounts, which may differ from those disclosed elsewhere in this Fund’s Prospectus or SAI. Shareholders should contact Janney to determine their eligibility for these waivers and discounts.
Front-end sales charge* waivers on Class A shares available at Janney
•
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).
•
Shares purchased by employees and registered representatives of Janney or its affiliates and their family members as designated by Janney.
•
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within ninety (90) days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e., right of reinstatement).
•
Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans.
•
Shares acquired through a right of reinstatement.
•
Class C shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Janney’s policies and procedures.
CDSC waivers on Class A and C shares available at Janney
•
Shares sold upon the death or disability of the shareholder.
•
Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus.
•
Shares purchased in connection with a return of excess contributions from an IRA account.
•
Shares sold as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulations.
•
Shares sold to pay Janney fees but only if the transaction is initiated by Janney.
•
Shares acquired through a right of reinstatement.
•
Shares exchanged into the same share class of a different fund in the same fund family.
Front-end sales charge* discounts available at Janney: breakpoints, rights of accumulation, and/or letters of intent
•
Breakpoints as described in the Fund’s prospectus.
•
Rights of accumulation (“ROA”), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Janney. Eligible fund family assets not held at Janney may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.
•
Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Janney may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.
*
Also referred to as an “initial sales charge.”
A-5

J.P. Morgan Securities LLC
Effective September 29, 2023, if you purchase or hold Fund shares through an applicable J.P. Morgan Securities LLC brokerage account, you will be eligible for the following sales charge waivers (front-end sales charge waivers and contingent deferred sales charge (“CDSC”), or back-end sales charge, waivers), share class conversion policy and discounts, which may differ from those disclosed elsewhere in this prospectus or the Statement of Additional Information. Shareholders should contact J.P. Morgan Securities LLC if they have questions regarding their eligibility for these discounts and waivers.
Front-end sales charge waivers on Class A shares available at J.P. Morgan Securities LLC
•
Shares exchanged from Class C (i.e. level-load) shares that are no longer subject to a CDSC and are exchanged into Class A shares of the same Fund pursuant to J.P. Morgan Securities LLC’s share class exchange policy.
•
Qualified employer-sponsored defined contribution and defined benefit retirement plans, nonqualified deferred compensation plans, other employee benefit plans and trusts used to fund those plans. For purposes of this provision, such plans do not include SEP IRAs, SIMPLE IRAs, SAR-SEPs or 501(c)(3) accounts.
•
Shares purchased through J.P. Morgan Securities LLC Self-Directed Investing accounts.
•
Shares purchased through rights of reinstatement.
•
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same Fund (but not any other fund within the fund family).
•
Shares purchased by employees and registered representatives of J.P. Morgan Securities LLC or its affiliates and their spouse or financial dependent as defined by J.P. Morgan Securities LLC.
Class C to Class A share conversion
•
A shareholder in a Fund’s Class C shares will have their shares converted by J.P. Morgan Securities LLC to Class A shares (or the appropriate share class) of the same Fund if the shares are no longer subject to a CDSC and the conversion is consistent with J.P. Morgan Securities LLC’s policies and procedures.
CDSC waivers on Class A and C shares available at J.P. Morgan Securities LLC
•
Shares sold upon the death or disability of the shareholder.
•
Shares sold as part of a systematic withdrawal plan as described in the Funds’ prospectus.
•
Shares purchased in connection with a return of excess contributions from an IRA account.
•
Shares sold as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code.
•
Shares acquired through a right of reinstatement.
Front-end load discounts available at J.P. Morgan Securities LLC: breakpoints, rights of accumulation & letters of intent
•
Breakpoints as described in the prospectus.
•
Rights of Accumulation (“ROA”) which entitle shareholders to breakpoint discounts as described in the prospectus will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at J.P. Morgan Securities LLC. Eligible fund family assets not held at J.P. Morgan Securities LLC (including 529 program holdings, where applicable) may be included in the ROA calculation only if the shareholder notifies their financial advisor about such assets.
•
Letters of Intent (“LOI”) which allow for breakpoint discounts based on anticipated purchases within a fund family, through J.P. Morgan Securities LLC, over a 13-month period of time (if applicable).
A-6

Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill”)
The following information has been provided by Merrill:
Purchases or sales of front-end (i.e. Class A) or level-load (i.e., Class C) mutual fund shares through a Merrill platform or account will be eligible only for the following sales load waivers (front-end, contingent deferred, or back-end waivers) and discounts, which may differ from those disclosed elsewhere in this Fund’s prospectus. Purchasers will have to buy mutual fund shares directly from the mutual fund company or through another intermediary to be eligible for waivers or discounts not listed below.
It is the investor’s responsibility to notify Merrill at the time of purchase or sale of any relationship or other facts that qualify the transaction for a waiver or discount. A Merrill representative may ask for reasonable documentation of such facts and Merrill may condition the granting of a waiver or discount on the timely receipt of such documentation.
Additional information on waivers and discounts is available in the Merrill Sales Load Waiver and Discounts Supplement (the “Merrill SLWD Supplement“) and in the Mutual Fund Investing at Merrill pamphlet at ml.com/funds. Investors are encouraged to review these documents and speak with their financial advisor to determine whether a transaction is eligible for a waiver or discount.
Front-end Load Waivers Available at Merrill
•
Shares of mutual funds available for purchase by employer-sponsored retirement, deferred compensation, and employee benefit plans (including health savings accounts) and trusts used to fund those plans provided the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans
•
Shares purchased through a Merrill investment advisory program
•
Brokerage class shares exchanged from advisory class shares due to the holdings moving from a Merrill investment advisory program to a Merrill brokerage account
•
Shares purchased through the Merrill Edge Self-Directed platform
•
Shares purchased through the systematic reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same mutual fund in the same account
•
Shares exchanged from level-load shares to front-end load shares of the same mutual fund in accordance with the description in the Merrill SLWD Supplement
•
Shares purchased by eligible employees of Merrill or its affiliates and their family members who purchase shares in accounts within the employee’s Merrill Household (as defined in the Merrill SLWD Supplement)
•
Shares purchased by eligible persons associated with the fund as defined in this prospectus (e.g. the fund’s officers or trustees)
•
Shares purchased from the proceeds of a mutual fund redemption in front-end load shares provided (1) the repurchase is in a mutual fund within the same fund family; (2) the repurchase occurs within 90 calendar days from the redemption trade date, and (3) the redemption and purchase occur in the same account (known as Rights of Reinstatement). Automated transactions (i.e. systematic purchases and withdrawals) and purchases made after shares are automatically sold to pay Merrill’s account maintenance fees are not eligible for Rights of Reinstatement
Contingent Deferred Sales Charge (“CDSC”) Waivers on Front-end, Back-end, and Level Load Shares Available at Merrill
•
Shares sold due to the shareholder’s death or disability (as defined by Internal Revenue Code Section 22e(3))
•
Shares sold pursuant to a systematic withdrawal program subject to Merrill’s maximum systematic withdrawal limits as described in the Merrill SLWD Supplement
•
Shares sold due to return of excess contributions from an IRA account
•
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the investor reaching the qualified age based on applicable IRS regulation
•
Front-end or level-load shares held in commission-based, non-taxable retirement brokerage accounts (e.g. traditional, Roth, rollover, SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans) that are transferred to fee-based accounts or platforms and exchanged for a lower cost share class of the same mutual fund
A-7

Front-end Load Discounts Available at Merrill: Breakpoints, Rights of Accumulation & Letters of Intent
•
Breakpoint discounts, as described in this prospectus, where the sales load is at or below the maximum sales load that Merrill permits to be assessed to a front-end load purchase, as described in the Merrill SLWD Supplement
•
Rights of Accumulation (ROA), as described in the Merrill SLWD Supplement, which entitle shareholders to breakpoint discounts based on the aggregated holdings of mutual fund family assets held in accounts in their Merrill Household
•
Letters of Intent (LOI), which allow for breakpoint discounts on eligible new purchases based on anticipated future eligible purchases within a fund family at Merrill, in accounts within your Merrill Household, as further described in the Merrill SLWD Supplement
A-8

Morgan Stanley Wealth Management
Effective July 1, 2018, shareholders purchasing Fund shares through a Morgan Stanley Wealth Management transactional brokerage account are eligible only for the following front-end sales charge waivers with respect to Class A shares, which may differ from and may be more limited than those disclosed elsewhere in the Funds’ Prospectus or SAI.
Front-end Sales Charge Waivers on Class A Shares available at Morgan Stanley Wealth Management
•
Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans
•
Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules
•
Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund
•
Shares purchased through a Morgan Stanley self-directed brokerage account
•
Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Morgan Stanley Wealth Management’s share class conversion program
•
Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge.
Shareholders should contact Morgan Stanley Wealth Management to determine their eligibility for these waivers.
A-9

Oppenheimer & Co. Inc.
Effective June 30, 2020, shareholders purchasing Fund shares through an Oppenheimer & Co. Inc. (“OPCO”) platform or account are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund’s prospectus or SAI. Shareholders should contact OPCO to determine their eligibility for these waivers and discounts.
Front-end Sales Load Waivers on Class A Shares available at OPCO
•
Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan
•
Shares purchased by or through a 529 Plan
•
Shares purchased through an OPCO affiliated investment advisory program
•
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)
•
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).
•
A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of OPCO
•
Employees and registered representatives of OPCO or its affiliates and their family members
•
Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in this prospectus
CDSC Waivers on A and C Shares available at OPCO
•
Death or disability of the shareholder
•
Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus
•
Return of excess contributions from an IRA Account
•
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulation
•
Shares sold to pay OPCO fees but only if the transaction is initiated by OPCO
•
Shares acquired through a right of reinstatement
Front-end load Discounts Available at OPCO: Breakpoints, Rights of Accumulation & Letters of Intent
•
Breakpoints as described in this prospectus
•
Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at OPCO. Eligible fund family assets not held at OPCO may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.
A-10

Raymond James & Associates, Inc., Raymond James Financial Services, Inc. and each entity’s affiliates (“Raymond James”)
Effective March 1, 2019, shareholders purchasing fund shares through a Raymond James platform or account, or through an introducing broker-dealer or independent registered investment adviser for which Raymond James provides trade execution, clearance, and/or custody services, will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in the Fund’s prospectus or SAI.
Front-end sales load waivers on Class A shares available at Raymond James
•
Shares purchased in an investment advisory program.
•
Shares purchased within the same fund family through a systematic reinvestment of capital gains and dividend distributions.
•
Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James.
•
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).
•
A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Raymond James.
CDSC Waivers on Classes A and C shares available at Raymond James
•
Death or disability of the shareholder.
•
Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus.
•
Return of excess contributions from an IRA Account.
•
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations.
•
Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James.
•
Shares acquired through a right of reinstatement.
Front-end load discounts available at Raymond James: breakpoints, rights of accumulation, and/or letters of intent
•
Breakpoints as described in this prospectus.
•
Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the calculation of rights of accumulation only if the shareholder notifies his or her financial advisor about such assets.
•
Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Raymond James may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.
A-11

Robert W. Baird & Co.
Effective June 15, 2020, shareholders purchasing Fund shares through a Robert W. Baird & Co. (“Baird”) platform or account will only be eligible for the following sales charge waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in this prospectus or the SAI. Shareholders should contact Baird to determine their eligibility for these waivers and discounts.
Front-End Sales Charge Waivers on Class A shares Available at Baird
•
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund
•
Shares purchased by employees and registered representatives of Baird or its affiliates and their family members as designated by Baird
•
Shares purchased from the proceeds of redemptions from another Hartford mutual fund, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales charge (known as rights of reinstatement)
•
A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares of the same Fund if the shares are no longer subject to CDSC and the conversion is in line with the policies and procedures of Baird
•
Employer-sponsored retirement plans or charitable accounts in a transactional brokerage account at Baird, including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs
CDSC Waivers on Class A and C shares Available at Baird
•
Shares sold due to death or disability of the shareholder
•
Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus
•
Shares bought due to return of excess contributions from an IRA Account
•
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on the applicable IRS regulation
•
Shares sold to pay Baird fees but only if the transaction is initiated by Baird
•
Shares acquired through a right of reinstatement
Front-End Sales Charge Discounts Available at Baird: Breakpoints and/or Rights of Accumulation
•
Breakpoints as described in this prospectus
•
Rights of accumulation, which entitles shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of Hartford mutual fund assets held by accounts within the purchaser’s household at Baird. Eligible Hartford mutual fund assets not held at Baird may be included in the rights of accumulation calculation only if the shareholder notifies his or her financial advisor about such assets
•
Letters of Intent (LOI) allow for breakpoint discounts based on anticipated purchases of Hartford mutual funds through Baird, over a 13-month period of time
A-12

Stifel, Nicolaus & Company, Incorporated and its broker dealer affiliates (“Stifel”)
The following information has been provided by Stifel:
Effective March 1, 2024, shareholders purchasing or holding fund shares, including existing fund shareholders, through a Stifel, Nicolaus & Company, Incorporated or affiliated platform that provides trade execution, clearance, and/or custody services, will be eligible for the following sales charge load waivers (including front-end sales charge waivers and contingent deferred, or back-end, (“CDSC”) sales charge waivers) and discounts, which may differ from those disclosed elsewhere in the Fund’s Prospectus or SAI.
CLASS A SHARES
As described elsewhere in this prospectus, Stifel may receive compensation out of the front-end sales charge if you purchase Class A shares through Stifel.
Rights of accumulation
•
Rights of accumulation (“ROA”) that entitle shareholders to breakpoint discounts on front-end sales charges will be calculated by Stifel based on the aggregated holding of all assets in all classes of shares of Hartford mutual funds held by accounts within the purchaser’s household at Stifel. Eligible fund family assets not held at Stifel may be included in the calculation of ROA only if the shareholder notifies his or her financial advisor about such assets.
•
The employer maintaining a SEP IRA plan and/or SIMPLE IRA plan may elect to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping as opposed to including all share classes at a shareholder or pricing group level.
Front-end sales charge waivers on Class A shares available at Stifel
Sales charges may be waived for the following shareholders and in the following situations:
•
Class C shares that have been held for more than seven (7) years may be converted to Class A shares of the same fund pursuant to Stifel’s policies and procedures. To the extent that this prospectus elsewhere provides for a waiver with respect to the exchange or conversion of such shares following a shorter holding period, those provisions shall continue to apply.
•
Shares purchased by employees and registered representatives of Stifel or its affiliates and their family members as designated by Stifel
•
Shares purchased in an Stifel fee-based advisory program, often referred to as a “wrap” program
•
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same or other fund within the fund family.
•
Shares purchased from the proceeds of redeemed shares of the same fund family so long as the proceeds are from the sale of shares from an account with the same owner/beneficiary within 90 days of the purchase. For the absence of doubt, shares redeemed through a Systematic Withdrawal Plan are not eligible for rights of reinstatement.
•
Shares from rollovers into Stifel from retirement plans to IRAs
•
Shares exchanged into Class A shares from another share class so long as the exchange is into the same fund and was initiated at the direction of Stifel. Stifel is responsible for any remaining CDSC due to the fund company, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in the prospectus.
•
Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.
•
All other sales charge waivers and reductions described elsewhere in the Fund’s prospectus or SAI still apply.
A-13

Contingent Deferred Sales Charges Waivers on Class A and C Shares
•
Death or disability of the shareholder or, in the case of 529 plans, the account beneficiary
•
Shares sold as part of a systematic withdrawal plan not to exceed 12% annually
•
Return of excess contributions from an IRA Account.
•
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations.
•
Shares acquired through a right of reinstatement.
•
Shares sold to pay Stifel fees or costs in such cases where the transaction is initiated by Stifel.
•
Shares exchanged or sold in a Stifel fee-based program
•
All other sales charge waivers and reductions described elsewhere in the fund’s prospectus or SAI still apply.
Share Class Conversions in Advisory Accounts
•
Stifel reserves the right to convert shares to the lowest cost share class available at Stifel upon transfer of shares into an advisory program.
A-14

U.S. Bancorp Investments
Waivers Applicable to Purchases through U.S. Bancorp Investments
Effective February 22, 2021, shareholders purchasing Fund shares through a U.S. Bancorp Investments (USBI) platform or account or who own shares for which USBI is the broker-dealer of record, where the shares are held in an omnibus account at the Fund, will be eligible for the following additional sales charge waiver. Shareholders should contact USBI to determine their eligibility for these waivers and discounts.
Front-end Sales Load Waiver on Class A Shares available at U.S. Bancorp Investments
•
Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge are systematically converted to the Class A shares of the same fund pursuant to USBI’s share class exchange policy.
•
All other sales charge waivers and reductions described elsewhere in the Fund’s Prospectus or SAI still apply
A-15

Hartford Multi-Strategy Funds
Prospectus
March 1, 2024

	Class A	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Class Y	Class F
The Hartford Balanced Income Fund	HBLAX	HBLCX	HBLIX	HBLRX	HBLSX	HBLTX	HBLVX	HBLYX	HBLFX
Hartford AARP Balanced Retirement Fund*	HAFAX	HAICX	HAFIX	HAFRX	HAFSX	HAFTX	HAFVX	HAFYX	HAFDX
Hartford Multi-Asset Income Fund	ITTAX	HAFCX	ITTIX	ITTRX	ITTSX	ITTTX	ITTVX	IHAYX	ITTFX
Hartford Real Asset Fund	HRLAX	HRLCX	HRLIX	HRLRX	HRLSX	HRLTX	HRLZX	HRLYX	HRLFX
The Hartford Checks and Balances Fund	HCKAX	HCKCX	HCKIX	HCKRX	HCKSX	HCKTX	—	—	HCKFX
The Hartford Conservative Allocation Fund	HCVAX	HCVCX	HCVIX	HCVRX	HCVSX	HCVTX	N/A	N/A	HCVFX
Hartford Moderate Allocation Fund	HBAAX	HBACX	HBAIX	HBARX	HBASX	HBATX	—	—	HBADX
The Hartford Growth Allocation Fund	HRAAX	HRACX	HRAIX	HRARX	HRASX	HRATX	—	—	HRAFX
*
Classes A, C, I, R3, and R4 of the Fund are closed to new investors. No purchases of a closed share class are allowed, other than as described in this Prospectus.
As with all mutual funds, the Securities and Exchange Commission and the Commodity Futures Trading Commission have not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense. Mutual funds are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Because you could lose money by investing in the Funds, be sure to read all risk disclosures carefully before investing.

The Hartford Balanced Income Fund Summary Section
INVESTMENT OBJECTIVE. The Fund seeks to provide current income with growth of capital as a secondary objective.
YOUR EXPENSES. The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below. Please contact your financial intermediary for more information regarding whether you may be required to pay a brokerage commission or other fees. You may qualify for sales charge discounts for Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in certain classes of Hartford mutual funds or in The Hartford® SMART529® College Savings Plan. More information about these and other discounts is available from your financial professional and in the “How Sales Charges Are Calculated” section beginning on page 101 of the Fund’s statutory prospectus. Descriptions of any financial intermediary specific sales charge waivers and discounts are set forth in Appendix A to the statutory prospectus.
Shareholder Fees (fees paid directly from your investment):
Share Classes	A	C	I	R3	R4	R5	R6	Y	F
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.50%	None	None	None	None	None	None	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is less)	None(1)	1.00%	None	None	None	None	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Share Classes	A	C	I	R3	R4	R5	R6	Y	F
Management fees	0.52%	0.52%	0.52%	0.52%	0.52%	0.52%	0.52%	0.52%	0.52%
Distribution and service (12b-1) fees	0.25%	1.00%	None	0.50%	0.25%	None	None	None	None
Other expenses	0.11%	0.11%	0.11%	0.23%	0.18%	0.13%	0.03%	0.14%	0.03%
Total annual fund operating expenses	0.88%	1.63%	0.63%	1.25%	0.95%	0.65%	0.55%	0.66%	0.55%
(1)
Investments of  $1 million or more will not be subject to a front-end sales charge, but may be subject to a 1.00% contingent deferred sales charge if such shares are purchased prior to April 1, 2024. For purchases on or after April 1, 2024, investments of $250,000 or more will not be subject to a front-end sales charge, but may be subject to a 0.50% contingent deferred sales charge.
Example. The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then, except as shown below, redeem all of your shares at the end of those periods. The example also assumes that:
•
Your investment has a 5% return each year
•
The Fund’s operating expenses remain the same
•
You reinvest all dividends and distributions.
Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Share Classes	Year 1	Year 3	Year 5	Year 10
A	$635	$815	$1,011	$1,575
C	$266	$514	$886	$1,933
I	$64	$202	$351	$786
R3	$127	$397	$686	$1,511
R4	$97	$303	$525	$1,166
R5	$66	$208	$362	$810
R6	$56	$176	$307	$689
Y	$67	$211	$368	$822
F	$56	$176	$307	$689
If you did not redeem your shares:

C	$166	$514	$886	$1,933
3

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the fiscal year ended October 31, 2023, the Fund’s portfolio turnover rate was 57% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGY. The Fund seeks to achieve its investment objective by investing in a mix of equity securities and fixed income investments. Under normal circumstances, the Fund targets an allocation of approximately 45% equity securities and 55% fixed income investments, with the allocation generally varying by no more than +/-5%. Allocation decisions within these bands are at the discretion of the Fund’s sub-adviser, Wellington Management Company LLP (“Wellington Management”), and are based on Wellington Management’s judgment of the projected investment environment for financial assets, relative fundamental values, the attractiveness of each asset category, and expected future returns of each asset category. The equity portion of the Fund invests primarily in common stocks with a history of above-average dividends or expectations of increasing dividends. The equity portion of the Fund may invest in a broad range of market capitalizations, but generally invests in companies with market capitalizations above $2 billion. The Fund may invest up to 25% of the equity portion of the portfolio in the securities of foreign issuers and non-dollar securities. The Fund may invest up to 20% of the fixed income portion of the portfolio in domestic non-investment grade debt (also known as “junk bonds”). The Fund may also invest up to 25% of the fixed income portion of the portfolio in non-US dollar denominated debt and up to 20% of the fixed income portion of the portfolio in emerging market debt securities. The Fund may invest in debt securities of any maturity or duration. The Fund may invest in certain restricted securities, such as securities that are only eligible for resale pursuant to Rule 144A, and securities of U.S. and non-U.S. issuers that are issued pursuant to Regulation S. The fixed income portfolio manager may allocate a portion of the Fund’s assets to specialists within Wellington Management who implement the individual sector and security selection strategies.
The Fund may use derivatives, such as interest rate futures, bond futures, swaps, and currency forwards, for risk management purposes, in pursuit of the Fund’s investment objective, and/or to equitize cash.
PRINCIPAL RISKS. The principal risks of investing in the Fund are described below. When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. As with any fund, there is no guarantee that the Fund will achieve its investment objective.
Market Risk –  Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Securities of a company may decline in value due to its financial prospects and activities, including certain operational impacts, such as data breaches and cybersecurity attacks. Securities may also decline in value due to general market and economic movements and trends, including adverse changes to credit markets, or as a result of other events such as geopolitical events, natural disasters, or widespread pandemics (such as COVID-19) or other adverse public health developments.
Asset Allocation Risk –  The risk that if the Fund’s strategy for allocating assets among different asset classes does not work as intended, the Fund may not achieve its objective or may underperform other funds with similar investment strategies.
Equity Risk –  The risk that the price of equity or equity related securities may decline due to changes in a company’s financial condition and overall market and economic conditions.
Credit Risk –  Credit risk is the risk that the issuer of a security or other instrument will not be able to make principal and interest payments when due. Changes in an issuer’s financial strength, credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation. Periods of market volatility may increase credit risk.
Interest Rate Risk –  The risk that your investment may go down in value when interest rates rise, because when interest rates rise, the prices of bonds and fixed rate loans fall. A wide variety of factors can cause interest rates to rise, including central bank monetary policies and inflation rates. Generally, the longer the maturity of a bond or fixed rate loan, the more sensitive it is to this risk. Falling interest rates also create the potential for a decline in the Fund’s income. These risks are greater during periods of rising inflation. Volatility in interest rates and in fixed income markets
4

may increase the risk that the Fund’s investment in fixed income securities will go down in value. Risks associated with rising interest rates are currently heightened because the Federal Reserve has raised, and may continue to raise, interest rates and inflation is elevated. Actions taken by the Federal Reserve Board or foreign central banks to stimulate or stabilize economic growth, such as decreases or increases in short-term interest rates, may adversely affect markets, which could, in turn, negatively impact Fund performance.
Active Investment Management Risk –  The risk that, if the sub-adviser’s investment strategy, including allocating assets to specialist portfolio managers, does not perform as expected, the Fund could underperform its peers or lose money. The investment styles employed by the specialist portfolio managers may not be complementary, which could adversely affect the performance of the Fund. Although the sub-adviser considers several factors when making investment decisions, the sub-adviser may not evaluate every factor prior to investing in a company or issuer, and the sub-adviser may determine that certain factors are more significant than others.
Dividend Risk –  Income provided by the Fund may be affected by changes in the dividend policies of the companies in which the Fund invests and the capital resources available for such payments at such companies. At times, the performance of dividend-paying companies may lag the performance of other companies or the broader market as a whole. In addition, the dividend payments of the companies in which the Fund invests may vary over time, and there is no guarantee that a company will pay a dividend at all.
Value Investing Style Risk –  Using a value investing style to select investments involves special risks. Overlooked or otherwise undervalued securities entail a significant risk of never attaining their potential value or may even be overpriced. Also, the value investing style may over time go in and out of favor. At times when the value investing style is out of favor, the Fund may underperform other equity funds that use different investing styles. “Value” securities can be undervalued by the market for long periods of time.
Foreign Investments Risk –  Investments in foreign securities may be riskier, more volatile, and less liquid than investments in U.S. securities. Differences between the U.S. and foreign regulatory regimes and securities markets, including the less stringent investor protection, less stringent accounting, corporate governance, financial reporting and disclosure standards of some foreign markets, as well as political and economic developments in foreign countries and regions and the U.S. (including the imposition of sanctions, tariffs, or other governmental restrictions), may affect the value of the Fund’s investments in foreign securities. Changes in currency exchange rates may also adversely affect the Fund’s foreign investments.
Currency Risk –  The risk that the value of the Fund’s investments in foreign securities or currencies will be affected by the value of the applicable currency relative to the U.S. dollar. When the Fund sells a foreign currency or foreign currency denominated security, its value may be worth less in U.S. dollars even if the investment increases in value in its local market. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk, as the revenue earned by issuers of these securities may also be affected by changes in the issuer’s local currency.
Restricted Securities Risk –  Restricted securities are subject to the risk that they may be difficult to sell at the time and price the Fund prefers.
Derivatives Risk –  Derivatives are instruments whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Successful use of derivative instruments by the Fund depends on the sub-adviser’s judgment with respect to a number of factors and the Fund’s performance could be worse and/or more volatile than if it had not used these instruments. In addition, the fluctuations in the value of derivatives may not correlate perfectly with the value of any portfolio assets being hedged, the performance of the asset class to which the sub-adviser seeks exposure, or the overall securities markets.
Forward Currency Contracts Risk –  A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in foreign currency exchange rates. While forward foreign currency exchange contracts do not eliminate fluctuations in the value of foreign securities, they do allow the Fund to establish a fixed rate of exchange for a future point in time. Use of such contracts, therefore, can have the effect of reducing returns and minimizing opportunities for gain. The Fund could also lose money when the contract is settled. The Fund’s gains from its positions in forward foreign currency contracts may accelerate and/or recharacterize the Fund’s income or gains and its distributions to
5

shareholders as ordinary income. The Fund’s losses from such positions may also recharacterize the Fund’s income and its distributions to shareholders and may cause a return of capital to Fund shareholders. Such acceleration or recharacterization could affect an investor’s tax liability.
Futures and Options Risk –  Futures and options may be more volatile than direct investments in the securities underlying the futures and options, may not correlate perfectly to the underlying securities, may involve additional costs, and may be illiquid. Futures and options also may involve the use of leverage as the Fund may make a small initial investment relative to the risk assumed, which could result in losses greater than if futures or options had not been used. Futures and options are also subject to the risk that the other party to the transaction may default on its obligation.
Swaps Risk –  A swap is a contract that generally obligates the parties to exchange payments based on a specified reference security, basket of securities, security index or index component. Swaps can involve greater risks than direct investment in securities because swaps may be leveraged and are subject to counterparty risk (e.g., the risk of a counterparty defaulting on the obligation or bankruptcy), credit risk and pricing risk (i.e., swaps may be difficult to value). Certain swaps may also be considered illiquid. It may not be possible for the Fund to liquidate a swap position at an advantageous time or price, which may result in significant losses.
Leverage Risk –  Certain transactions, such as the use of derivatives, may give rise to leverage. Leverage can increase market exposure, increase volatility in the Fund, magnify investment risks, and cause losses to be realized more quickly. The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations when it may not be advantageous to do so.
Large Shareholder Transaction Risk –  The Fund may experience adverse effects when certain large shareholders redeem or purchase large amounts of shares of the Fund. Such redemptions may cause the Fund to sell securities at times when it would not otherwise do so or borrow money (at a cost to the Fund), which may negatively impact the Fund’s performance and liquidity. Similarly, large purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs.
The Fund is subject to certain other risks. For more information regarding risks and investments, please see “Additional Information Regarding Investment Strategies and Risks” and “More Information About Risks” in the Fund’s statutory prospectus.
PAST PERFORMANCE. The performance information indicates the risks of investing in the Fund. Keep in mind that past performance does not indicate future results. Updated performance information is available at hartfordfunds.com. The returns in the bar chart and table:
•
Assume reinvestment of all dividends and distributions
•
Reflect fee waivers and/or expense limitation arrangements, if any. Absent any applicable fee waivers and/or expense limitation arrangements, performance would have been lower.
The bar chart:
•
Shows how the Fund’s total return has varied from year to year
•
Returns do not include sales charges. If sales charges were reflected, returns would have been lower
•
Shows the returns of Class A shares. Returns for the Fund’s other classes differ only to the extent that the classes do not have the same expenses.
6

Total returns by calendar year (excludes sales charges)

During the periods shown in the chart above:	Returns	Quarter Ended
Best Quarter Return	10.42%	June 30, 2020
Worst Quarter Return	-11.81%	March 31, 2020
Average Annual Total Returns. The table below shows returns for the Fund over time compared to those of the Fund’s blended benchmark, the indices that comprise the blended benchmark, and the Fund’s regulatory index. The blended benchmark serves as the Fund’s performance index because the Fund’s investment manager believes it is more representative of the Fund’s investment strategy. The blended benchmark is calculated by Hartford Funds Management Company, LLC. The Russell 1000 Index serves as the Fund’s regulatory index and provides a broad measure of market performance. After-tax returns, which are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes, are shown only for Class A shares and will vary for other classes. Actual after-tax returns, which depend on an investor’s particular tax situation, may differ from those shown and are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
Average annual total returns for periods ending December 31, 2023 (including sales charges)
Share Classes	1 Year	5 Years	10 Years
Class A – Return Before Taxes	1.76%	5.40%	5.07%
– Return After Taxes on Distributions	0.59%	4.02%	3.68%
– Return After Taxes on Distributions and Sale of Fund Shares	1.23%	3.87%	3.61%
Share Classes (Return Before Taxes)
Class C	5.82%	5.79%	4.88%
Class I	7.95%	6.86%	5.93%
Class R3	7.31%	6.21%	5.31%
Class R4	7.55%	6.52%	5.62%
Class R5	7.94%	6.84%	5.91%
Class R6*	8.00%	6.95%	6.02%
Class Y	7.94%	6.85%	5.96%
Class F*	8.03%	6.96%	6.00%
45% Russell 1000 Value Index/ 44% Bloomberg Corporate Index/ 5.5% JP Morgan Emerging Markets Bond Index Plus/ 5.5% Bloomberg US Corporate High Yield Bond 2% Issuer Cap Index	10.30%	6.53%	5.61%
Russell 1000 Value Index (reflects no deduction for fees, expenses or taxes)	11.46%	10.91%	8.40%
Bloomberg Corporate Index (reflects no deduction for fees, expenses or taxes)	8.52%	2.63%	2.95%
JP Morgan Emerging Markets Bond Index Plus (reflects no deduction for fees, expenses or taxes)	10.30%	-0.89%	1.51%
Bloomberg US Corporate High Yield Bond 2% Issuer Cap Index (reflects no deduction for fees, expenses or taxes)	13.44%	5.35%	4.59%
Russell 1000 Index (reflects no deduction for fees, expenses or taxes)	26.53%	15.52%	11.80%
*
Class R6 shares commenced operations on November 7, 2014 and performance prior to that date is that of the Fund’s Class Y shares. Class F shares commenced operations on February 28, 2017. Performance for Class F shares prior to February 28, 2017 reflects the performance of Class I shares. Performance prior to an inception date of a class has not been adjusted to reflect the operating expenses of such class.
7

MANAGEMENT. The Fund’s investment manager is Hartford Funds Management Company, LLC. The Fund’s sub-adviser is Wellington Management.
Portfolio Manager	Title	Involved with Fund Since
Scott I. St. John, CFA	Senior Managing Director and Fixed Income Portfolio Manager	2006
Matthew C. Hand, CFA	Senior Managing Director and Equity Portfolio Manager	2006
Adam H. Illfelder, CFA	Senior Managing Director and Equity Portfolio Manager	2008
PURCHASE AND SALE OF FUND SHARES. Not all share classes are available for all investors. Minimum investment amounts may be waived for certain accounts. Certain financial intermediaries may impose different restrictions than those described below.
Share Classes	Minimum Initial Investment	Minimum Subsequent Investment
Class A, Class C and Class I	$2,000 for all accounts except: $250, if establishing an Automatic Investment Plan (“AIP”), with recurring monthly investments of at least $50	$50
Class R3, Class R4, Class R5 and Class R6	No minimum initial investment	None
Class Y	$250,000 This requirement is waived when the shares are purchased through omnibus accounts (or similar types of accounts).	None
Class F	$1,000,000 This requirement is waived when the shares are purchased through omnibus accounts (or similar types of accounts).	None
For more information, please see the “How To Buy And Sell Shares” section of the Fund’s statutory prospectus.
You may sell your shares of the Fund on those days when the New York Stock Exchange is open, typically Monday through Friday. You may sell your shares through your financial intermediary. With respect to certain accounts, you may sell your shares on the web at hartfordfunds.com, by phone by calling 1-888-843-7824, by electronic funds transfer, or by wire. In certain circumstances you will need to write to Hartford Funds to request to sell your shares. For regular mail, please send the request to Hartford Funds, P.O. Box 219060, Kansas City, MO 64121-9060. For overnight mail, please send the request to Hartford Funds, 430 W 7th Street, Suite 219060, Kansas City, MO 64105-1407.
TAX INFORMATION. The Fund’s distributions are generally taxable, and may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES. If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial professional), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial professional to recommend the Fund over another investment. Ask your financial professional or visit your financial intermediary’s website for more information.
8

Hartford AARP Balanced Retirement Fund Summary Section
INVESTMENT OBJECTIVE. The Fund seeks long-term total return while seeking to mitigate downside risk.
YOUR EXPENSES. The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below. Please contact your financial intermediary for more information regarding whether you may be required to pay a brokerage commission or other fees. You may qualify for sales charge discounts for Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in certain classes of Hartford mutual funds or in The Hartford® SMART529® College Savings Plan. More information about these and other discounts is available from your financial professional and in the “How Sales Charges Are Calculated” section beginning on page 101 of the Fund’s statutory prospectus. Descriptions of any financial intermediary specific sales charge waivers and discounts are set forth in Appendix A to the statutory prospectus.
Shareholder Fees (fees paid directly from your investment):
Share Classes	A	C	I	R3	R4	R5	R6	Y	F
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	4.50%	None	None	None	None	None	None	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is less)	None(1)	1.00%	None	None	None	None	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Share Classes	A	C	I	R3	R4	R5	R6	Y	F
Management fees(2)	0.32%	0.32%	0.32%	0.32%	0.32%	0.32%	0.32%	0.32%	0.32%
Distribution and service (12b-1) fees	0.25%	1.00%	None	0.50%	0.25%	None	None	None	None
Other expenses	0.43%	0.44%	0.39%	0.50%	0.45%	0.40%	0.29%	0.37%	0.29%
Acquired fund fees and expenses	0.09%	0.09%	0.09%	0.09%	0.09%	0.09%	0.09%	0.09%	0.09%
Total annual fund operating expenses(3)	1.09%	1.85%	0.80%	1.41%	1.11%	0.81%	0.70%	0.78%	0.70%
(1)
Investments of $1 million or more will not be subject to a front-end sales charge, but may be subject to a 1.00% contingent deferred sales charge.
(2)
“Management fees” may vary based on the percentage of the Fund’s assets that is invested in one or more investment companies for which Hartford Funds Management Company, LLC (the “Investment Manager”) or its affiliates serves as investment manager (“Affiliated Funds”). The Fund does not pay a management fee for the portion of the Fund’s assets invested in the Affiliated Funds.
(3)
“Total annual fund operating expenses” do not correlate to the ratio of expenses to average net assets that is disclosed in the Fund’s annual report in the financial highlights table, which reflects the operating expenses of the Fund and does not include acquired fund fees and expenses.
Example. The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then, except as shown below, redeem all of your shares at the end of those periods. The example also assumes that:
•
Your investment has a 5% return each year
•
The Fund’s operating expenses remain the same
•
You reinvest all dividends and distributions.
9

Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Share Classes	Year 1	Year 3	Year 5	Year 10
A	$556	$781	$1,024	$1,719
C	$288	$582	$1,001	$2,169
I	$82	$255	$444	$990
R3	$144	$446	$771	$1,691
R4	$113	$353	$612	$1,352
R5	$83	$259	$450	$1,002
R6	$72	$224	$390	$871
Y	$80	$249	$433	$966
F	$72	$224	$390	$871
If you did not redeem your shares:

C	$188	$582	$1,001	$2,169
Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the fiscal year ended October 31, 2023, the Fund’s portfolio turnover rate was 20% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGY. The Fund seeks to achieve its investment objective by investing in a broad range of equity and equity-related securities, debt securities, structured products, derivatives, money market instruments, and other investments. Under normal circumstances, the Fund targets an allocation between 30%-50% of the Fund’s net assets in equity and equity-related securities and 50%-70% of the Fund’s net assets in fixed income securities and cash instruments. Wellington Management Company LLP (“Wellington Management”), the Fund’s sub-adviser, makes asset allocation decisions within these bands at its discretion. Wellington Management regularly reviews and adjusts the asset allocations based on its fundamental research and assessment on the relative attractiveness of each asset category.
The Fund may invest in securities that principally trade in the U.S. or foreign markets. The Fund generally may invest up to 40% of its net assets in securities of foreign issuers or securities denominated in a foreign currency. The Fund may invest in equity and equity-related securities of issuers of all sizes measured by market capitalization. The Fund may invest in debt securities across varying credit quality, maturity, and duration, including investment grade debt, high yield debt, bank loans, emerging markets debt, securitized debt, convertible securities, preferred securities, government bonds, including its agencies and instrumentalities, currencies, and municipal bonds. Consistent with its investment objective, the Fund may invest in investment grade debt, non-investment grade securities (also known as “junk bonds”) and unrated securities. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis, including securities acquired or sold in the TBA market.
The Fund may buy and sell exchange-traded and over-the-counter derivative instruments. The Fund’s derivative investments may include interest rate, credit, index, and currency futures; currency, interest rate, total rate of return, and credit default swaps; currency, bond, and swap options; deliverable and non-deliverable currency forward contracts; bonds for forward settlement; and options, including buying and selling puts and calls. The Fund may invest in derivative instruments for risk management purposes and in pursuit of the Fund’s investment objective. The Fund expects to invest in equity put options as a part of its risk management component of the Fund’s investment strategy.
Wellington Management actively manages the Fund’s asset allocations among asset classes consistent with the Fund’s investment objective. To implement its asset allocation decisions, the Fund’s portfolio management team may allocate a portion of Fund assets to active strategies managed by specialized investment teams at Wellington Management that will invest the allocated assets in accordance with the Fund’s investment strategy. The Fund may invest in other investment companies advised by Hartford Funds Management Company, LLC (the “Investment Manager”) or a wholly owned subsidiary of the Investment Manager, including investment companies for which Wellington Management serves as sub-adviser, or non-affiliated investment companies. The Fund may trade portfolio securities actively.
10

PRINCIPAL RISKS. The principal risks of investing in the Fund are described below. When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. As with any fund, there is no guarantee that the Fund will achieve its investment objective.
Market Risk –  Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Securities of a company may decline in value due to its financial prospects and activities, including certain operational impacts, such as data breaches and cybersecurity attacks. Securities may also decline in value due to general market and economic movements and trends, including adverse changes to credit markets, or as a result of other events such as geopolitical events, natural disasters, or widespread pandemics (such as COVID-19) or other adverse public health developments.
Asset Allocation Risk –  The risk that if the Fund’s strategy for allocating assets among different asset classes does not work as intended, the Fund may not achieve its objective or may underperform other funds with similar investment strategies.
Credit Risk –  Credit risk is the risk that the issuer of a security or other instrument will not be able to make principal and interest payments when due. Changes in an issuer’s financial strength, credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation. Periods of market volatility may increase credit risk.
Active Investment Management Risk –  The risk that, if the sub-adviser’s investment strategy, including allocating assets to specialist portfolio managers, does not perform as expected, the Fund could underperform its peers or lose money. The investment styles employed by the specialist portfolio managers may not be complementary, which could adversely affect the performance of the Fund. Although the sub-adviser considers several factors when making investment decisions, the sub-adviser may not evaluate every factor prior to investing in a company or issuer, and the sub-adviser may determine that certain factors are more significant than others.
Equity Risk –  The risk that the price of equity or equity related securities may decline due to changes in a company’s financial condition and overall market and economic conditions.
Interest Rate Risk –  The risk that your investment may go down in value when interest rates rise, because when interest rates rise, the prices of bonds and fixed rate loans fall. A wide variety of factors can cause interest rates to rise, including central bank monetary policies and inflation rates. Generally, the longer the maturity of a bond or fixed rate loan, the more sensitive it is to this risk. Falling interest rates also create the potential for a decline in the Fund’s income. These risks are greater during periods of rising inflation. Volatility in interest rates and in fixed income markets may increase the risk that the Fund’s investment in fixed income securities will go down in value. Risks associated with rising interest rates are currently heightened because the Federal Reserve has raised, and may continue to raise, interest rates and inflation is elevated. Actions taken by the Federal Reserve Board or foreign central banks to stimulate or stabilize economic growth, such as decreases or increases in short-term interest rates, may adversely affect markets, which could, in turn, negatively impact Fund performance.
Loans and Loan Participations Risk –  Loans and loan participations, including floating rate loans, are subject to credit risk, including the risk of nonpayment of principal or interest. Also, substantial increases in interest rates may cause an increase in loan defaults. Although the loans the Fund holds may be fully collateralized at the time of acquisition, the collateral may decline in value, be relatively illiquid, or lose all or substantially all of its value subsequent to investment. The risks associated with unsecured loans, which are not backed by a security interest in any specific collateral, are higher than those for comparable loans that are secured by specific collateral. In addition, in the event an issuer becomes insolvent, a loan could be subject to settlement risks or administrative disruptions that could adversely affect the Fund’s investment. It may also be difficult to obtain reliable information about a loan or loan participation.
Many loans are subject to restrictions on resale (thus affecting their liquidity) and may be difficult to value. As a result, the Fund may be unable to sell its loan interests at an advantageous time or price. Loans and loan participations typically have extended settlement periods (generally greater than 7 days). As a result of these extended settlement
11

periods, the Fund may incur losses if it is required to sell other investments or temporarily borrow to meet its cash needs. Loans may also be subject to extension risk (the risk that borrowers will repay a loan more slowly in periods of rising interest rates) and prepayment risk (the risk that borrowers will repay a loan more quickly in periods of falling interest rates).
The Fund may acquire a participation interest in a loan that is held by another party. When the Fund’s loan interest is a participation, the Fund may have less control over the exercise of remedies than the party selling the participation interest, and it normally would not have any direct rights against the borrower.
Loan interests may not be considered “securities,” and purchasers, such as the Fund, may not, therefore, be entitled to rely on the anti-fraud protections of the federal securities laws. The Fund may be in possession of material non-public information about a borrower or issuer as a result of its ownership of a loan or security of such borrower or issuer. Because of prohibitions on trading in securities of issuers while in possession of such information, the Fund may be unable to enter into a transaction in a loan or security of such a borrower or issuer when it would otherwise be advantageous to do so.
High Yield Investments Risk –  High yield investments rated below investment grade (also referred to as “junk bonds”) are considered to be speculative and are subject to heightened credit risk, which may make the Fund more sensitive to adverse developments in the U.S. and abroad. Lower rated debt securities generally involve greater risk of default or price changes due to changes in the issuer’s creditworthiness than higher rated debt securities. The market prices of these securities may fluctuate more than those of higher rated securities and may decline significantly in periods of general economic difficulty. There may be little trading in the secondary market for particular debt securities, which may make them more difficult to value or sell.
Foreign Investments Risk –  Investments in foreign securities may be riskier, more volatile, and less liquid than investments in U.S. securities. Differences between the U.S. and foreign regulatory regimes and securities markets, including the less stringent investor protection, less stringent accounting, corporate governance, financial reporting and disclosure standards of some foreign markets, as well as political and economic developments in foreign countries and regions and the U.S. (including the imposition of sanctions, tariffs, or other governmental restrictions), may affect the value of the Fund’s investments in foreign securities. Changes in currency exchange rates may also adversely affect the Fund’s foreign investments.
Emerging Markets Risk –  The risks related to investing in foreign securities are generally greater with respect to investments in companies that conduct their principal business activities in emerging markets or whose securities are traded principally on exchanges in emerging markets. The risks of investing in emerging markets include risks of illiquidity, increased price volatility, smaller market capitalizations, less government regulation and oversight, less extensive and less frequent accounting, financial, auditing and other reporting requirements, significant delays in settlement of trades, risk of loss resulting from problems in share registration and custody and substantial economic and political disruptions. In addition, the imposition of exchange controls (including repatriation restrictions), sanctions, confiscations, trade restrictions (including tariffs) and other government restrictions by the United States and other governments may also result in losses. Frontier markets are those emerging markets that are considered to be among the smallest, least mature and least liquid, and as a result, the risks of investing in emerging markets are magnified in frontier markets.
Sovereign Debt Risk –  Non-U.S. sovereign and quasi-sovereign debt are subject to the risk that the issuer or government authority that controls the repayment of the debt may be unable or unwilling to repay the principal or interest when due. This may result from political or social factors, the general economic environment of a country or economic region, levels of foreign debt or foreign currency exchange rates.
Currency Risk –  The risk that the value of the Fund’s investments in foreign securities or currencies will be affected by the value of the applicable currency relative to the U.S. dollar. When the Fund sells a foreign currency or foreign currency denominated security, its value may be worth less in U.S. dollars even if the investment increases in value in its local market. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk, as the revenue earned by issuers of these securities may also be affected by changes in the issuer’s local currency.
Derivatives Risk –  Derivatives are instruments whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Successful use of derivative instruments by the Fund
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depends on the sub-adviser’s judgment with respect to a number of factors and the Fund’s performance could be worse and/or more volatile than if it had not used these instruments. In addition, the fluctuations in the value of derivatives may not correlate perfectly with the value of any portfolio assets being hedged, the performance of the asset class to which the sub-adviser seeks exposure, or the overall securities markets.
Futures and Options Risk –  Futures and options may be more volatile than direct investments in the securities underlying the futures and options, may not correlate perfectly to the underlying securities, may involve additional costs, and may be illiquid. Futures and options also may involve the use of leverage as the Fund may make a small initial investment relative to the risk assumed, which could result in losses greater than if futures or options had not been used. Futures and options are also subject to the risk that the other party to the transaction may default on its obligation.
Swaps Risk –  A swap is a contract that generally obligates the parties to exchange payments based on a specified reference security, basket of securities, security index or index component. Swaps can involve greater risks than direct investment in securities because swaps may be leveraged and are subject to counterparty risk (e.g., the risk of a counterparty defaulting on the obligation or bankruptcy), credit risk and pricing risk (i.e., swaps may be difficult to value). Certain swaps may also be considered illiquid. It may not be possible for the Fund to liquidate a swap position at an advantageous time or price, which may result in significant losses.
Leverage Risk –  Certain transactions, such as the use of derivatives, may give rise to leverage. Leverage can increase market exposure, increase volatility in the Fund, magnify investment risks, and cause losses to be realized more quickly. The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations when it may not be advantageous to do so.
Call Risk –  Call risk is the risk that an issuer, especially during a period of falling interest rates, may redeem a security by repaying it early, which may reduce the Fund’s income if the proceeds are reinvested at lower interest rates.
Mortgage-Related and Asset-Backed Securities Risk –  Mortgage-related and asset-backed securities represent interests in “pools” of mortgages or other assets, including consumer loans or receivables held in trust. These mortgage-related or asset-backed securities are subject to credit risk, interest rate risk, “prepayment risk” (the risk that borrowers will repay a loan more quickly in periods of falling interest rates) and “extension risk” (the risk that borrowers will repay a loan more slowly in periods of rising interest rates). If the Fund invests in mortgage-related or asset-backed securities that are subordinated to other interests in the same mortgage or asset pool, the Fund may only receive payments after the pool’s obligations to other investors have been satisfied. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool’s ability to make payments of principal or interest to the Fund, reducing the values of those securities or in some cases rendering them worthless. The risk of such defaults is generally higher in the case of mortgage pools that include so-called “subprime” mortgages. Uniform mortgage-backed securities, which generally align the characteristics of Fannie Mae and Freddie Mac certificates, are a recent innovation and the effect they may have on the market for mortgage-related securities is uncertain.
Restricted Securities Risk –  Restricted securities are subject to the risk that they may be difficult to sell at the time and price the Fund prefers.
Dividend Risk –  Income provided by the Fund may be affected by changes in the dividend policies of the companies in which the Fund invests and the capital resources available for such payments at such companies. At times, the performance of dividend-paying companies may lag the performance of other companies or the broader market as a whole. In addition, the dividend payments of the companies in which the Fund invests may vary over time, and there is no guarantee that a company will pay a dividend at all.
Other Investment Companies Risk –  Investments in securities of other investment companies are subject to the risks that apply to the other investment companies’ strategies and portfolio holdings. The success of the Fund’s investment in these securities is directly related, in part, to the ability of the other investment companies to meet their investment objectives. In addition, investments in exchange-traded funds (“ETFs”) and listed closed-end funds are subject to the additional risk that shares of the ETF or closed-end fund may trade at a premium or discount to their net asset value per share, or may not have an active trading market available. The Fund will indirectly bear a pro rata share of fees and expenses incurred by any investment companies in which the Fund is invested and may be higher or lower depending on the allocation of the Fund’s assets among the investment companies and the actual expenses of the investment companies.
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U.S. Government Securities Risk –  Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Securities backed by the U.S. Treasury or the full faith and credit of the United States are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so. In addition, the value of U.S. Government securities may be affected by changes in the credit rating of the U.S. Government. U.S. Government securities are also subject to the risk that the U.S. Treasury will be unable to meet its payment obligations.
To Be Announced (TBA) Transactions Risk –  TBA transactions involve the risk that the security the Fund buys will lose value prior to its delivery. The Fund is subject to this risk whether or not the Fund takes delivery of the securities on the settlement date for a transaction. There also is the risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, the Fund loses both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price. The Fund may also take a short position in a TBA investment when it owns or has the right to obtain, at no added cost, identical securities. If the Fund takes such a short position, it may reduce the risk of a loss if the price of the securities declines in the future, but will lose the opportunity to profit if the price rises. TBA transactions may also result in a higher portfolio turnover rate and/or increased capital gains for the Fund.
Active Trading Risk –  Active trading could increase the Fund’s transaction costs and may increase your tax liability as compared to a fund with less active trading policies. These effects may adversely affect Fund performance.
Large Shareholder Transaction Risk –  The Fund may experience adverse effects when certain large shareholders redeem or purchase large amounts of shares of the Fund. Such redemptions may cause the Fund to sell securities at times when it would not otherwise do so or borrow money (at a cost to the Fund), which may negatively impact the Fund’s performance and liquidity. Similarly, large purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs.
The Fund is subject to certain other risks. For more information regarding risks and investments, please see “Additional Information Regarding Investment Strategies and Risks” and “More Information About Risks” in the Fund’s statutory prospectus.
PAST PERFORMANCE. The performance information indicates the risks of investing in the Fund. Keep in mind that past performance does not indicate future results. Updated performance information is available at hartfordfunds.com. The returns in the bar chart and table:
•
Assume reinvestment of all dividends and distributions
•
Reflect fee waivers and/or expense limitation arrangements, if any. Absent any applicable fee waivers and/or expense limitation arrangements, performance would have been lower.
•
Reflect the Fund’s performance when it pursued a different investment objective and principal investment strategy prior to July 10, 2019.
The bar chart:
•
Shows how the Fund’s total return has varied from year to year
•
Returns do not include sales charges. If sales charges were reflected, returns would have been lower
•
Shows the returns of Class A shares. Returns for the Fund’s other classes differ only to the extent that the classes do not have the same expenses.
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Total returns by calendar year (excludes sales charges)

During the periods shown in the chart above:	Returns	Quarter Ended
Best Quarter Return	7.90%	June 30, 2020
Worst Quarter Return	-10.30%	March 31, 2020
Average Annual Total Returns. The table below shows returns for the Fund over time compared to those of the Fund’s blended benchmark and the indices that comprise the blended benchmark, which are broad-based market indices. The blended benchmark is calculated by Hartford Funds Management Company, LLC. After-tax returns, which are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes, are shown only for Class A shares and will vary for other classes. Actual after-tax returns, which depend on an investor’s particular tax situation, may differ from those shown and are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. For more information regarding returns, see the “Performance Notes” section in the Fund’s statutory prospectus.
Average annual total returns for periods ending December 31, 2023 (including sales charges)
			Since Inception
Share Classes	1 Year	5 Years	(4/30/2014)
Class A – Return Before Taxes	0.48%	3.35%	2.60%
– Return After Taxes on Distributions	-0.12%	2.32%	1.17%
– Return After Taxes on Distributions and Sale of Fund Shares	0.43%	2.25%	1.44%
Share Classes (Return Before Taxes)
Class C	3.43%	3.54%	2.35%
Class I	5.46%	4.58%	3.33%
Class R3	4.95%	4.12%	2.90%
Class R4	5.33%	4.41%	3.15%
Class R5	5.61%	4.63%	3.33%
Class R6*	5.72%	4.72%	3.43%
Class Y	5.74%	4.65%	3.40%
Class F*	5.76%	4.75%	3.43%
70% Bloomberg US Aggregate Bond Index/ 30% MSCI ACWI Index (Net)	10.39%	4.45%	3.67%
Bloomberg US Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	5.53%	1.10%	1.59%
MSCI ACWI Index (Net) (reflects reinvested dividends net of withholding taxes but reflects no deduction for fees, expenses or other taxes)	22.20%	11.72%	7.98%
*
Class R6 shares commenced operations on February 28, 2019 and performance prior to that date is that of the Fund’s Class Y shares. Class F shares commenced operations on February 28, 2017 and performance prior to that date is that of the Fund’s Class I shares. Performance prior to an inception date of a class has not been adjusted to reflect the operating expenses of such class.
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MANAGEMENT. The Fund’s investment manager is Hartford Funds Management Company, LLC. The Fund’s sub-adviser is Wellington Management.
Portfolio Manager	Title	Involved with Fund Since
Lutz-Peter Wilke, CFA	Managing Director and Portfolio Manager	2020*
*
Mr. Wilke previously served as a portfolio manager to the Fund from August 13, 2015 through July 9, 2019 when the Fund pursued a different investment objective and principal investment strategy.
PURCHASE AND SALE OF FUND SHARES. Classes A, C, I, R3, and R4 of the Fund are closed to new investors. No purchases of a closed share class are allowed, except: (i) purchases by shareholders of record of the Fund as of May 31, 2019 to add to their existing Fund accounts through subsequent purchases, through conversions of their shares for another share class in the Fund, or through exchanges from other Hartford mutual funds; (ii) purchases by shareholders of the Fund through reinvestment of dividends or capital gains distributions; (iii) purchases by existing shareholders, or exchanges into the Fund by shareholders of other Hartford mutual funds, through participation in broker/dealer wrap-fee programs (i.e., certain approved broker/dealer wrap-fee programs can place new shareholders into the Fund); (iv) purchases by Section 529 plans that currently include the Fund within one or more of their investment options; (v) purchases by qualified employee benefit plans, such as 401(k), 403(b), 457 plans and health savings account programs (and their successor, related and affiliated plans) that have made the Fund available to participants on or before May 31, 2019; (vi) purchases by certain financial institutions or financial intermediary firms that have been approved by Hartford Funds Distributors, LLC to purchase shares of the Fund on behalf of their clients; (vii) purchases, including through reinvestment of dividends or capital gains distributions, by any shareholder who receives shares of the Fund as part of a reorganization; (viii) purchases through new accounts established with existing shares of the Fund by transfer, such as transfers as a result of death; and (ix) purchases through an approved broker-dealer by: employees of Hartford Funds Management Company, LLC and its affiliates, employees of the sub-adviser, Wellington Management Company LLP, and directors of The Hartford Mutual Funds, Inc. Please see the section entitled “Classes of Shares” in the Fund’s statutory prospectus for more information. Not all share classes are available for all investors. Minimum investment amounts may be waived for certain accounts. Certain financial intermediaries may impose different restrictions than those described below.
Share Classes	Minimum Initial Investment	Minimum Subsequent Investment
Class A, Class C and Class I	$2,000 for all accounts except: $250, if establishing an Automatic Investment Plan (“AIP”), with recurring monthly investments of at least $50	$50
Class R3, Class R4, Class R5 and Class R6	No minimum initial investment	None
Class Y	$250,000 This requirement is waived when the shares are purchased through omnibus accounts (or similar types of accounts).	None
Class F	$1,000,000 This requirement is waived when the shares are purchased through omnibus accounts (or similar types of accounts).	None
For more information, please see the “How To Buy And Sell Shares” section of the Fund’s statutory prospectus. You may sell your shares of the Fund on those days when the New York Stock Exchange is open, typically Monday through Friday. You may sell your shares through your financial intermediary. With respect to certain accounts, you may sell your shares on the web at hartfordfunds.com, by phone by calling 1-888-843-7824, by electronic funds transfer, or by wire. In certain circumstances you will need to write to Hartford Funds to request to sell your shares. For regular mail, please send the request to Hartford Funds, P.O. Box 219060, Kansas City, MO 64121-9060. For overnight mail, please send the request to Hartford Funds, 430 W 7th Street, Suite 219060, Kansas City, MO 64105-1407.
TAX INFORMATION. The Fund’s distributions are generally taxable, and may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES. If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial professional), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a
16

conflict of interest by influencing the broker-dealer or other intermediary and your financial professional to recommend the Fund over another investment. Ask your financial professional or visit your financial intermediary’s website for more information.
17

Hartford Multi-Asset Income Fund Summary Section
INVESTMENT OBJECTIVE. The Fund seeks to provide a high level of current income consistent with growth of capital.
YOUR EXPENSES. The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below. Please contact your financial intermediary for more information regarding whether you may be required to pay a brokerage commission or other fees. You may qualify for sales charge discounts for Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in certain classes of Hartford mutual funds or in The Hartford® SMART529® College Savings Plan. More information about these and other discounts is available from your financial professional and in the “How Sales Charges Are Calculated” section beginning on page 101 of the Fund’s statutory prospectus. Descriptions of any financial intermediary specific sales charge waivers and discounts are set forth in Appendix A to the statutory prospectus.
Shareholder Fees (fees paid directly from your investment):
Share Classes	A	C	I	R3	R4	R5	R6	Y	F
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.50%	None	None	None	None	None	None	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is less)	None(1)	1.00%	None	None	None	None	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Share Classes	A	C	I	R3	R4	R5	R6	Y	F
Management fees	0.58%	0.58%	0.58%	0.58%	0.58%	0.58%	0.58%	0.58%	0.58%
Distribution and service (12b-1) fees	0.25%	1.00%	None	0.50%	0.25%	None	None	None	None
Other expenses	0.21%	0.20%	0.16%	0.29%	0.24%	0.19%	0.07%	0.18%	0.07%
Total annual fund operating expenses	1.04%	1.78%	0.74%	1.37%	1.07%	0.77%	0.65%	0.76%	0.65%
(1)
Investments of $1 million or more will not be subject to a front-end sales charge, but may be subject to a 1.00% contingent deferred sales charge.
Example. The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then, except as shown below, redeem all of your shares at the end of those periods. The example also assumes that:
•
Your investment has a 5% return each year
•
The Fund’s operating expenses remain the same
•
You reinvest all dividends and distributions.
Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Share Classes	Year 1	Year 3	Year 5	Year 10
A	$650	$863	$1,092	$1,751
C	$281	$560	$964	$2,095
I	$76	$237	$411	$918
R3	$139	$434	$750	$1,646
R4	$109	$340	$590	$1,306
R5	$79	$246	$428	$954
R6	$66	$208	$362	$810
Y	$78	$243	$422	$942
F	$66	$208	$362	$810
If you did not redeem your shares:

C	$181	$560	$964	$2,095
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Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the fiscal year ended October 31, 2023, the Fund’s portfolio turnover rate was 65% of the average value of its portfolio (excluding to be announced (TBA) roll transactions). If TBA roll transactions were included, the Fund’s portfolio turnover rate would have been 70% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGY. The Fund seeks to achieve its investment objective by investing across a broad range of asset classes. Under normal circumstances, Wellington Management Company LLP (“Wellington Management”), the Fund’s sub-adviser, targets an allocation between 30% and 50% of the Fund’s net assets in equity securities and 50% to 70% of the Fund’s net assets in fixed income securities and cash instruments. Allocation decisions within these bands will be made at the discretion of Wellington Management and will be based on its judgment of the market cycle, market risks, volatility, trends and valuations within each asset category and expected yield and total returns of each asset category. To implement their investment ideas, the portfolio managers may allocate a portion of the Fund’s assets to active strategies managed by specialized investment teams at Wellington Management that invest the allocated assets in accordance with the Fund’s investment strategy. The Fund may trade securities actively. Wellington Management uses both fundamental and quantitative risk management tools to identify the investment opportunities and construct the portfolio.
The equity portion of the Fund may invest in various types of equity securities, but typically invests in common stocks and equity-linked notes. The Fund may invest in equity securities of issuers with any market capitalization. The fixed income portion of the Fund may invest in various types of fixed income instruments including, but not limited to, U.S. Treasury bills, notes, and bonds; rated and unrated loan and debt obligations of corporations, including non-investment grade securities (also known as “junk bonds”) and loans and other debt obligations of corporations in default or bankruptcy; non-U.S. government and corporate securities, including emerging markets debt; convertible bonds; securitized debt (agency and non-agency), including securities acquired or sold in the TBA market; currencies; and hybrid high yield instruments, including zero coupon bonds, and units or other securities with hybrid equity characteristics. The Fund may invest in fixed income securities of any maturity or duration. The Fund may invest in foreign securities and other instruments, including investments in issuers located in emerging markets. The Fund may invest in certain restricted securities, such as securities that are only eligible for resale pursuant to Rule 144A, and securities of U.S. and non-U.S. issuers that are issued pursuant to Regulation S.
The Fund may buy and sell exchange-traded and over-the-counter derivative instruments, including interest rate, credit, index, and currency futures; currency, interest rate, total rate of return, and credit default swaps; currency, bond, and swap options; deliverable and non-deliverable currency forward contracts; bonds for forward settlement; options, including buying and selling puts and calls; and other derivative instruments for risk management purposes and otherwise in pursuit of the Fund’s investment objective.
In seeking the Fund’s investment objective, Wellington Management seeks income exposure from various sources, such as income-oriented equity securities, equity-linked notes, and fixed income securities.
PRINCIPAL RISKS. The principal risks of investing in the Fund are described below. When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. As with any fund, there is no guarantee that the Fund will achieve its investment objective.
Asset Allocation Risk –  The risk that if the Fund’s strategy for allocating assets among different asset classes does not work as intended, the Fund may not achieve its objective or may underperform other funds with similar investment strategies.
Market Risk –  Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Securities of a company may decline in value due to its financial prospects and activities, including certain operational impacts, such as data breaches and cybersecurity attacks. Securities may also decline in value due to general market and economic movements and trends, including adverse changes to credit markets, or as a result of other events such as geopolitical events, natural disasters, or widespread pandemics (such as COVID-19) or other adverse public health developments.
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Credit Risk –  Credit risk is the risk that the issuer of a security or other instrument will not be able to make principal and interest payments when due. Changes in an issuer’s financial strength, credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation. Periods of market volatility may increase credit risk.
Interest Rate Risk –  The risk that your investment may go down in value when interest rates rise, because when interest rates rise, the prices of bonds and fixed rate loans fall. A wide variety of factors can cause interest rates to rise, including central bank monetary policies and inflation rates. Generally, the longer the maturity of a bond or fixed rate loan, the more sensitive it is to this risk. Falling interest rates also create the potential for a decline in the Fund’s income. These risks are greater during periods of rising inflation. Volatility in interest rates and in fixed income markets may increase the risk that the Fund’s investment in fixed income securities will go down in value. Risks associated with rising interest rates are currently heightened because the Federal Reserve has raised, and may continue to raise, interest rates and inflation is elevated. Actions taken by the Federal Reserve Board or foreign central banks to stimulate or stabilize economic growth, such as decreases or increases in short-term interest rates, may adversely affect markets, which could, in turn, negatively impact Fund performance.
Equity Risk –  The risk that the price of equity or equity related securities may decline due to changes in a company’s financial condition and overall market and economic conditions.
Equity Linked Notes (ELN) Risk –  Investments in ELNs often have risks similar to their underlying securities, which could include management risk, market risk and, as applicable, foreign securities and currency risks. In addition, since ELNs are in note form, ELNs are also subject to certain debt securities risks. Investments in ELNs are also subject to liquidity risk, which may make ELNs difficult to sell and value.
Loans and Loan Participations Risk –  Loans and loan participations, including floating rate loans, are subject to credit risk, including the risk of nonpayment of principal or interest. Also, substantial increases in interest rates may cause an increase in loan defaults. Although the loans the Fund holds may be fully collateralized at the time of acquisition, the collateral may decline in value, be relatively illiquid, or lose all or substantially all of its value subsequent to investment. The risks associated with unsecured loans, which are not backed by a security interest in any specific collateral, are higher than those for comparable loans that are secured by specific collateral. In addition, in the event an issuer becomes insolvent, a loan could be subject to settlement risks or administrative disruptions that could adversely affect the Fund’s investment. It may also be difficult to obtain reliable information about a loan or loan participation.
Many loans are subject to restrictions on resale (thus affecting their liquidity) and may be difficult to value. As a result, the Fund may be unable to sell its loan interests at an advantageous time or price. Loans and loan participations typically have extended settlement periods (generally greater than 7 days). As a result of these extended settlement periods, the Fund may incur losses if it is required to sell other investments or temporarily borrow to meet its cash needs. Loans may also be subject to extension risk (the risk that borrowers will repay a loan more slowly in periods of rising interest rates) and prepayment risk (the risk that borrowers will repay a loan more quickly in periods of falling interest rates).
The Fund may acquire a participation interest in a loan that is held by another party. When the Fund’s loan interest is a participation, the Fund may have less control over the exercise of remedies than the party selling the participation interest, and it normally would not have any direct rights against the borrower.
Loan interests may not be considered “securities,” and purchasers, such as the Fund, may not, therefore, be entitled to rely on the anti-fraud protections of the federal securities laws. The Fund may be in possession of material non-public information about a borrower or issuer as a result of its ownership of a loan or security of such borrower or issuer. Because of prohibitions on trading in securities of issuers while in possession of such information, the Fund may be unable to enter into a transaction in a loan or security of such a borrower or issuer when it would otherwise be advantageous to do so.
High Yield Investments Risk –  High yield investments rated below investment grade (also referred to as “junk bonds”) are considered to be speculative and are subject to heightened credit risk, which may make the Fund more sensitive to adverse developments in the U.S. and abroad. Lower rated debt securities generally involve greater risk of default or price changes due to changes in the issuer’s creditworthiness than higher rated debt securities. The market prices of
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these securities may fluctuate more than those of higher rated securities and may decline significantly in periods of general economic difficulty. There may be little trading in the secondary market for particular debt securities, which may make them more difficult to value or sell.
U.S. Government Securities Risk –  Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Securities backed by the U.S. Treasury or the full faith and credit of the United States are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so. In addition, the value of U.S. Government securities may be affected by changes in the credit rating of the U.S. Government. U.S. Government securities are also subject to the risk that the U.S. Treasury will be unable to meet its payment obligations.
Active Investment Management Risk –  The risk that, if the sub-adviser’s investment strategy, including allocating assets to specialist portfolio managers, does not perform as expected, the Fund could underperform its peers or lose money. The investment styles employed by the specialist portfolio managers may not be complementary, which could adversely affect the performance of the Fund. Although the sub-adviser considers several factors when making investment decisions, the sub-adviser may not evaluate every factor prior to investing in a company or issuer, and the sub-adviser may determine that certain factors are more significant than others.
Foreign Investments Risk –  Investments in foreign securities may be riskier, more volatile, and less liquid than investments in U.S. securities. Differences between the U.S. and foreign regulatory regimes and securities markets, including the less stringent investor protection, less stringent accounting, corporate governance, financial reporting and disclosure standards of some foreign markets, as well as political and economic developments in foreign countries and regions and the U.S. (including the imposition of sanctions, tariffs, or other governmental restrictions), may affect the value of the Fund’s investments in foreign securities. Changes in currency exchange rates may also adversely affect the Fund’s foreign investments.
Emerging Markets Risk –  The risks related to investing in foreign securities are generally greater with respect to investments in companies that conduct their principal business activities in emerging markets or whose securities are traded principally on exchanges in emerging markets. The risks of investing in emerging markets include risks of illiquidity, increased price volatility, smaller market capitalizations, less government regulation and oversight, less extensive and less frequent accounting, financial, auditing and other reporting requirements, significant delays in settlement of trades, risk of loss resulting from problems in share registration and custody and substantial economic and political disruptions. In addition, the imposition of exchange controls (including repatriation restrictions), sanctions, confiscations, trade restrictions (including tariffs) and other government restrictions by the United States and other governments may also result in losses. Frontier markets are those emerging markets that are considered to be among the smallest, least mature and least liquid, and as a result, the risks of investing in emerging markets are magnified in frontier markets.
Sovereign Debt Risk –  Non-U.S. sovereign and quasi-sovereign debt are subject to the risk that the issuer or government authority that controls the repayment of the debt may be unable or unwilling to repay the principal or interest when due. This may result from political or social factors, the general economic environment of a country or economic region, levels of foreign debt or foreign currency exchange rates.
Currency Risk –  The risk that the value of the Fund’s investments in foreign securities or currencies will be affected by the value of the applicable currency relative to the U.S. dollar. When the Fund sells a foreign currency or foreign currency denominated security, its value may be worth less in U.S. dollars even if the investment increases in value in its local market. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk, as the revenue earned by issuers of these securities may also be affected by changes in the issuer’s local currency.
Derivatives Risk –  Derivatives are instruments whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Successful use of derivative instruments by the Fund depends on the sub-adviser’s judgment with respect to a number of factors and the Fund’s performance could be
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worse and/or more volatile than if it had not used these instruments. In addition, the fluctuations in the value of derivatives may not correlate perfectly with the value of any portfolio assets being hedged, the performance of the asset class to which the sub-adviser seeks exposure, or the overall securities markets.
Futures and Options Risk –  Futures and options may be more volatile than direct investments in the securities underlying the futures and options, may not correlate perfectly to the underlying securities, may involve additional costs, and may be illiquid. Futures and options also may involve the use of leverage as the Fund may make a small initial investment relative to the risk assumed, which could result in losses greater than if futures or options had not been used. Futures and options are also subject to the risk that the other party to the transaction may default on its obligation.
Swaps Risk –  A swap is a contract that generally obligates the parties to exchange payments based on a specified reference security, basket of securities, security index or index component. Swaps can involve greater risks than direct investment in securities because swaps may be leveraged and are subject to counterparty risk (e.g., the risk of a counterparty defaulting on the obligation or bankruptcy), credit risk and pricing risk (i.e., swaps may be difficult to value). Certain swaps may also be considered illiquid. It may not be possible for the Fund to liquidate a swap position at an advantageous time or price, which may result in significant losses.
Leverage Risk –  Certain transactions, such as the use of derivatives, may give rise to leverage. Leverage can increase market exposure, increase volatility in the Fund, magnify investment risks, and cause losses to be realized more quickly. The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations when it may not be advantageous to do so.
Call Risk –  Call risk is the risk that an issuer, especially during a period of falling interest rates, may redeem a security by repaying it early, which may reduce the Fund’s income if the proceeds are reinvested at lower interest rates.
Mortgage-Related and Asset-Backed Securities Risk –  Mortgage-related and asset-backed securities represent interests in “pools” of mortgages or other assets, including consumer loans or receivables held in trust. These mortgage-related or asset-backed securities are subject to credit risk, interest rate risk, “prepayment risk” (the risk that borrowers will repay a loan more quickly in periods of falling interest rates) and “extension risk” (the risk that borrowers will repay a loan more slowly in periods of rising interest rates). If the Fund invests in mortgage-related or asset-backed securities that are subordinated to other interests in the same mortgage or asset pool, the Fund may only receive payments after the pool’s obligations to other investors have been satisfied. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool’s ability to make payments of principal or interest to the Fund, reducing the values of those securities or in some cases rendering them worthless. The risk of such defaults is generally higher in the case of mortgage pools that include so-called “subprime” mortgages. The Fund may purchase or sell mortgage-backed securities on a delayed delivery or forward commitment basis through the TBA market. TBA transactions may result in a higher portfolio turnover rate and/or increased capital gains for the Fund. Uniform mortgage-backed securities, which generally align the characteristics of Fannie Mae and Freddie Mac certificates, are a recent innovation and the effect they may have on the market for mortgage-related securities is uncertain.
Restricted Securities Risk –  Restricted securities are subject to the risk that they may be difficult to sell at the time and price the Fund prefers.
Dividend Risk –  Income provided by the Fund may be affected by changes in the dividend policies of the companies in which the Fund invests and the capital resources available for such payments at such companies. At times, the performance of dividend-paying companies may lag the performance of other companies or the broader market as a whole. In addition, the dividend payments of the companies in which the Fund invests may vary over time, and there is no guarantee that a company will pay a dividend at all.
Quantitative Investing Risk –  The value of securities or other investments selected using quantitative analysis can perform differently from the market as a whole or from their expected performance. This may be as a result of the factors used in building the quantitative analytical framework, the weights placed on each factor, the accuracy of historical data supplied by third parties, and changing sources of market returns.
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Liquidity Risk –  The risk that the market for a particular investment or type of investment is or becomes relatively illiquid, making it difficult for the Fund to sell that investment at an advantageous time or price. Illiquidity may be due to events relating to the issuer of the securities, market events, rising interest rates, economic conditions or investor perceptions. Illiquid securities may be difficult to value and their value may be lower than the market price of comparable liquid securities, which would negatively affect the Fund’s performance.
Volatility Risk –  The Fund’s investments may fluctuate in value over a short period of time. This may cause the Fund’s net asset value per share to experience significant changes in value over short periods of time.
Active Trading Risk –  Active trading could increase the Fund’s transaction costs and may increase your tax liability as compared to a fund with less active trading policies. These effects may adversely affect Fund performance.
Large Shareholder Transaction Risk –  The Fund may experience adverse effects when certain large shareholders redeem or purchase large amounts of shares of the Fund. Such redemptions may cause the Fund to sell securities at times when it would not otherwise do so or borrow money (at a cost to the Fund), which may negatively impact the Fund’s performance and liquidity. Similarly, large purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs.
The Fund is subject to certain other risks. For more information regarding risks and investments, please see “Additional Information Regarding Investment Strategies and Risks” and “More Information About Risks” in the Fund’s statutory prospectus.
PAST PERFORMANCE. The performance information indicates the risks of investing in the Fund. Keep in mind that past performance does not indicate future results. Updated performance information is available at hartfordfunds.com. The returns in the bar chart and table:
•
Assume reinvestment of all dividends and distributions
•
Reflect fee waivers and/or expense limitation arrangements, if any. Absent any applicable fee waivers and/or expense limitation arrangements, performance would have been lower.
•
Reflect the Fund’s performance when it pursued a different investment objective and principal investment strategy prior to May 1, 2019.
The bar chart:
•
Shows how the Fund’s total return has varied from year to year
•
Returns do not include sales charges. If sales charges were reflected, returns would have been lower
•
Shows the returns of Class A shares. Returns for the Fund’s other classes differ only to the extent that the classes do not have the same expenses.
Total returns by calendar year (excludes sales charges)

During the periods shown in the chart above:	Returns	Quarter Ended
Best Quarter Return	9.12%	June 30, 2020
Worst Quarter Return	-11.62%	March 31, 2020
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Average Annual Total Returns. The table below shows returns for the Fund over time compared to those of the Fund’s blended benchmark and the indices that comprise the blended benchmark, which are broad-based market indices. The blended benchmark is calculated by Hartford Funds Management Company, LLC. After-tax returns, which are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes, are shown only for Class A shares and will vary for other classes. Actual after-tax returns, which depend on an investor’s particular tax situation, may differ from those shown and are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. For more information regarding returns, see the “Performance Notes” section in the Fund’s statutory prospectus.
Average annual total returns for periods ending December 31, 2023 (including sales charges)
Share Classes	1 Year	5 Years	10 Years
Class A – Return Before Taxes	4.17%	3.73%	4.20%
– Return After Taxes on Distributions	2.73%	1.56%	2.77%
– Return After Taxes on Distributions and Sale of Fund Shares	2.59%	2.34%	2.98%
Share Classes (Return Before Taxes)
Class C	8.42%	4.15%	4.04%
Class I*	10.57%	5.23%	5.07%
Class R3	9.92%	4.62%	4.51%
Class R4	10.14%	4.87%	4.79%
Class R5	10.53%	5.19%	5.10%
Class R6*	10.68%	5.31%	5.20%
Class Y	10.54%	5.22%	5.14%
Class F*	10.69%	5.31%	5.13%
55% Bloomberg US Aggregate Bond Index/ 45% S&P 500 Index	14.55%	7.79%	6.56%
Bloomberg US Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	5.53%	1.10%	1.81%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	26.29%	15.69%	12.03%
*
Class I shares commenced operations on March 31, 2015 and performance prior to that date is that of the Fund’s Class A shares (excluding sales charges). Class R6 shares commenced operations on February 28, 2018 and performance prior to that date is that of the Fund’s Class Y shares. Class F shares commenced operations on February 28, 2017. Performance for Class F shares prior to February 28, 2017 reflects the performance of Class I shares from March 31, 2015 through February 27, 2017 and Class A shares (excluding sales charges) prior to March 31, 2015. Performance prior to an inception date of a class has not been adjusted to reflect the operating expenses of such class.
MANAGEMENT. The Fund’s investment manager is Hartford Funds Management Company, LLC. The Fund’s sub-adviser is Wellington Management.
Portfolio Manager	Title	Involved with Fund Since
Lutz-Peter Wilke, CFA	Managing Director and Portfolio Manager	2018
Loren L. Moran, CFA	Senior Managing Director and Fixed Income Portfolio Manager	2014
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PURCHASE AND SALE OF FUND SHARES. Not all share classes are available for all investors. Minimum investment amounts may be waived for certain accounts. Certain financial intermediaries may impose different restrictions than those described below.
Share Classes	Minimum Initial Investment	Minimum Subsequent Investment
Class A, Class C and Class I	$2,000 for all accounts except: $250, if establishing an Automatic Investment Plan (“AIP”), with recurring monthly investments of at least $50	$50
Class R3, Class R4, Class R5 and Class R6	No minimum initial investment	None
Class Y	$250,000 This requirement is waived when the shares are purchased through omnibus accounts (or similar types of accounts).	None
Class F	$1,000,000 This requirement is waived when the shares are purchased through omnibus accounts (or similar types of accounts).	None
For more information, please see the “How To Buy And Sell Shares” section of the Fund’s statutory prospectus.
You may sell your shares of the Fund on those days when the New York Stock Exchange is open, typically Monday through Friday. You may sell your shares through your financial intermediary. With respect to certain accounts, you may sell your shares on the web at hartfordfunds.com, by phone by calling 1-888-843-7824, by electronic funds transfer, or by wire. In certain circumstances you will need to write to Hartford Funds to request to sell your shares. For regular mail, please send the request to Hartford Funds, P.O. Box 219060, Kansas City, MO 64121-9060. For overnight mail, please send the request to Hartford Funds, 430 W 7th Street, Suite 219060, Kansas City, MO 64105-1407.
TAX INFORMATION. The Fund’s distributions are generally taxable, and may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES. If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial professional), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial professional to recommend the Fund over another investment. Ask your financial professional or visit your financial intermediary’s website for more information.
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Hartford Real Asset Fund Summary Section
INVESTMENT OBJECTIVE. The Fund seeks to provide long-term total returns that outpace inflation over a macroeconomic cycle.
YOUR EXPENSES. The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below. Please contact your financial intermediary for more information regarding whether you may be required to pay a brokerage commission or other fees. You may qualify for sales charge discounts for Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in certain classes of Hartford mutual funds or in The Hartford® SMART529® College Savings Plan. More information about these and other discounts is available from your financial professional and in the “How Sales Charges Are Calculated” section beginning on page 101 of the Fund’s statutory prospectus. Descriptions of any financial intermediary specific sales charge waivers and discounts are set forth in Appendix A to the statutory prospectus.
Shareholder Fees (fees paid directly from your investment):
Share Classes	A	C	I	R3	R4	R5	R6	Y	F
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.50%	None	None	None	None	None	None	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is less)	None(1)	1.00%	None	None	None	None	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Share Classes	A	C	I	R3	R4	R5	R6	Y	F
Management fees	0.80%	0.80%	0.80%	0.80%	0.80%	0.80%	0.80%	0.80%	0.80%
Distribution and service (12b-1) fees	0.25%	1.00%	None	0.50%	0.25%	None	None	None	None
Total other expenses	0.45%	0.46%	0.43%	0.54%	0.49%	0.44%	0.32%	0.42%	0.32%
Expenses of the Subsidiary(2)	0.10%	0.10%	0.10%	0.10%	0.10%	0.10%	0.10%	0.10%	0.10%
Other expenses	0.35%	0.36%	0.33%	0.44%	0.39%	0.34%	0.22%	0.32%	0.22%
Acquired fund fees and expenses	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%
Total annual fund operating expenses(3)	1.51%	2.27%	1.24%	1.85%	1.55%	1.25%	1.13%	1.23%	1.13%
Fee waiver and/or expense reimbursement(4)	0.25%	0.26%	0.23%	0.34%	0.34%	0.29%	0.22%	0.32%	0.22%
Total annual fund operating expenses after fee waiver and/or expense reimbursement(4)	1.26%	2.01%	1.01%	1.51%	1.21%	0.96%	0.91%	0.91%	0.91%
(1)
Investments of $1 million or more will not be subject to a front-end sales charge, but may be subject to a 1.00% contingent deferred sales charge.
(2)
“Expenses of the Subsidiary” include the management fees and other expenses of the Fund’s wholly owned Cayman Islands subsidiary and have been restated to reflect current fees.
(3)
“Total annual fund operating expenses” do not correlate to the ratio of expenses to average net assets that is disclosed in the Fund’s annual report in the financial highlights table, which reflects the operating expenses of the Fund and does not include acquired fund fees and expenses.
(4)
Hartford Funds Management Company, LLC (the “Investment Manager”) has contractually agreed to reimburse expenses (exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to limit total annual fund operating expenses as follows: 1.25% (Class A), 2.00% (Class C), 1.00% (Class I), 1.50% (Class R3), 1.20% (Class R4), 0.95% (Class R5), 0.90% (Class R6), 0.90% (Class Y), and 0.90% (Class F). This contractual arrangement will remain in effect until February 28, 2025 unless the Board of Directors of The Hartford Mutual Funds, Inc. approves its earlier termination. The Investment Manager also has contractually agreed to waive a portion of the management fee in an amount equal to the management fee paid to it by the Fund’s subsidiary. This waiver will remain in effect for as long as the Fund remains invested in the subsidiary.
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Example. The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then, except as shown below, redeem all of your shares at the end of those periods. The example also assumes that:
•
Your investment has a 5% return each year
•
The Fund’s operating expenses remain the same (except that the example reflects the fee waiver and/or expense reimbursement arrangement reflected in the table above for only the first year)
•
You reinvest all dividends and distributions.
Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Share Classes	Year 1	Year 3	Year 5	Year 10
A	$671	$978	$1,306	$2,232
C	$304	$684	$1,191	$2,585
I	$103	$371	$659	$1,480
R3	$154	$549	$969	$2,141
R4	$123	$456	$813	$1,817
R5	$98	$368	$658	$1,486
R6	$93	$337	$601	$1,355
Y	$93	$359	$645	$1,460
F	$93	$337	$601	$1,355
If you did not redeem your shares:

C	$204	$684	$1,191	$2,585
Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the fiscal year ended October 31, 2023, the Fund’s portfolio turnover rate was 171% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the Fund invests at least 80% of its assets in investments related to real assets and real asset companies. “Real assets” are investments that, in the judgment of Wellington Management Company LLP (“Wellington Management”), the Fund’s sub-adviser, are affected directly or indirectly by the level of and changes in the rate of inflation and, therefore, expected to provide real returns. Real return is the rate of return after adjusting for inflation. “Real assets” and “Real asset” companies include, but are not limited to: (1) investments related to telecommunications, transportation, industrial, natural resources (including energy, utilities related to natural resources, materials, metals and mining, agriculture/chemicals, and paper and forest products), infrastructure, equipment, and real estate; (2) inflation protected securities; and (3) commodities.
The Fund targets an investment allocation of approximately 50% of its net assets in equity securities, 40% of its net assets in fixed income investments, and 10% of its net assets in commodity-related investments. The allocations to fixed income securities and equity securities will generally vary by no more than +/-20% with respect to such investments and the allocation to commodity-related investments will generally range between 0% and 25%. Wellington Management has the flexibility to change such allocations significantly as market conditions change. Asset allocation decisions within these bands are at the discretion of Wellington Management and are based on Wellington Management’s judgment of the projected outlook for inflation, investment environment for financial assets, relative fundamental values, the attractiveness of each asset category, and expected future returns of each asset category. The Fund will normally invest at least 25% of its assets, in the aggregate, in the natural resources industry.
The equity portion of the Fund will invest primarily in common stocks. The fixed income portion of the Fund will invest primarily in inflation protected securities, which pay a real return plus the realized rate of inflation as measured by a benchmark price index. The fixed income portion of the Fund may invest in debt securities of any maturity or duration. The Fund may also seek commodity exposure through exchange traded funds and by investing up to 25% of its total assets in the Fund’s wholly owned Cayman Islands subsidiary, Hartford Cayman Real Asset Fund, Ltd. (“Subsidiary”). The Subsidiary (unlike the Fund) may invest without limit in commodity-related investments, including commodity-linked notes, exchange traded funds, and commodity-related derivative investments (including futures contracts, options and
27

swap agreements). The Subsidiary may also hold cash and invest in other investments, including fixed income securities, either as investments or to serve as margin or collateral. The Fund’s investment in shares of the Subsidiary is not counted for purposes of determining the Fund’s equity allocation.
The Fund may invest up to 50% of its net assets in securities of foreign issuers, including non-dollar securities and securities of emerging market issuers. Investments are deemed to be “foreign” if: (a) an issuer’s domicile or location of headquarters is in a foreign country; (b) an issuer derives a significant proportion (at least 50%) of its revenues or profits from goods produced or sold, investments made, or services performed in a foreign country or has at least 50% of its assets situated in a foreign country; (c) the principal trading market for a security is located in a foreign country; or (d) it is a foreign currency.
The Fund may use derivatives to manage portfolio risk and to replicate securities the Fund could buy. Such derivatives may include (but are not limited to) transactions designed to minimize the impact of currency movements on the Fund or to attain commodities exposure. The fixed income portion may also use derivatives for managing duration exposure and/or obtaining synthetic exposure to inflation protected securities. In connection with the Fund’s investment in certain securities and derivative instruments, the Fund may hold cash or liquid securities that can be readily converted into cash. The Fund may enter into derivative transactions directly and indirectly through the Subsidiary. To implement their investment ideas, the portfolio managers may allocate a portion of the Fund’s assets to active strategies managed by specialized investment teams at Wellington Management that invest the Fund’s assets in accordance with the Fund’s investment strategy.
PRINCIPAL RISKS. The principal risks of investing in the Fund are described below. When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. As with any fund, there is no guarantee that the Fund will achieve its investment objective.
Market Risk –  Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Securities of a company may decline in value due to its financial prospects and activities, including certain operational impacts, such as data breaches and cybersecurity attacks. Securities may also decline in value due to general market and economic movements and trends, including adverse changes to credit markets, or as a result of other events such as geopolitical events, natural disasters, or widespread pandemics (such as COVID-19) or other adverse public health developments.
Asset Allocation Risk –  The risk that if the Fund’s strategy for allocating assets among different asset classes does not work as intended, the Fund may not achieve its objective or may underperform other funds with similar investment strategies.
Active Investment Management Risk –  The risk that, if the sub-adviser’s investment strategy, including allocating assets to specialist portfolio managers, does not perform as expected, the Fund could underperform its peers or lose money. The investment styles employed by the specialist portfolio managers may not be complementary, which could adversely affect the performance of the Fund. Although the sub-adviser considers several factors when making investment decisions, the sub-adviser may not evaluate every factor prior to investing in a company or issuer, and the sub-adviser may determine that certain factors are more significant than others.
Natural Resources Industry Concentration Risk –  The Fund’s investments will be focused in the natural resources industry. The natural resources industry can be significantly affected by events relating to international political and economic developments, energy conservation, the success of exploration projects, commodity prices, and taxes and other governmental regulations. Concentration in the natural resources industry may pose greater liquidity risk and increases the risk of loss should adverse economic developments occur in that industry. The securities of companies in the natural resources industry may experience more price volatility than securities of companies in other industries.
Equity Risk –  The risk that the price of equity or equity related securities may decline due to changes in a company’s financial condition and overall market and economic conditions.
Interest Rate Risk –  The risk that your investment may go down in value when interest rates rise, because when interest rates rise, the prices of bonds and fixed rate loans fall. A wide variety of factors can cause interest rates to rise, including central bank monetary policies and inflation rates. Generally, the longer the maturity of a bond or fixed rate loan, the more sensitive it is to this risk. Falling interest rates also create the potential for a decline in the Fund’s income. These risks are greater during periods of rising inflation. Volatility in interest rates and in fixed income markets
28

may increase the risk that the Fund’s investment in fixed income securities will go down in value. Risks associated with rising interest rates are currently heightened because the Federal Reserve has raised, and may continue to raise, interest rates and inflation is elevated. Actions taken by the Federal Reserve Board or foreign central banks to stimulate or stabilize economic growth, such as decreases or increases in short-term interest rates, may adversely affect markets, which could, in turn, negatively impact Fund performance.
Inflation-Protected Securities Risk –  The value of inflation-protected securities generally fluctuates in response to changes in real interest rates (stated interest rates adjusted to factor in inflation). In general, the price of an inflation-protected debt security can decrease when real interest rates increase, and can increase when real interest rates decrease. Interest payments on inflation-protected debt securities will fluctuate as the principal and/or interest is adjusted for inflation and can be unpredictable. The market for inflation-protected securities may be less developed or liquid, and more volatile, than certain other securities markets.
Credit Risk –  Credit risk is the risk that the issuer of a security or other instrument will not be able to make principal and interest payments when due. Changes in an issuer’s financial strength, credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation. Periods of market volatility may increase credit risk.
Foreign Investments Risk –  Investments in foreign securities may be riskier, more volatile, and less liquid than investments in U.S. securities. Differences between the U.S. and foreign regulatory regimes and securities markets, including the less stringent investor protection, less stringent accounting, corporate governance, financial reporting and disclosure standards of some foreign markets, as well as political and economic developments in foreign countries and regions and the U.S. (including the imposition of sanctions, tariffs, or other governmental restrictions), may affect the value of the Fund’s investments in foreign securities. Changes in currency exchange rates may also adversely affect the Fund’s foreign investments.
Emerging Markets Risk –  The risks related to investing in foreign securities are generally greater with respect to investments in companies that conduct their principal business activities in emerging markets or whose securities are traded principally on exchanges in emerging markets. The risks of investing in emerging markets include risks of illiquidity, increased price volatility, smaller market capitalizations, less government regulation and oversight, less extensive and less frequent accounting, financial, auditing and other reporting requirements, significant delays in settlement of trades, risk of loss resulting from problems in share registration and custody and substantial economic and political disruptions. In addition, the imposition of exchange controls (including repatriation restrictions), sanctions, confiscations, trade restrictions (including tariffs) and other government restrictions by the United States and other governments may also result in losses. Frontier markets are those emerging markets that are considered to be among the smallest, least mature and least liquid, and as a result, the risks of investing in emerging markets are magnified in frontier markets.
Currency Risk –  The risk that the value of the Fund’s investments in foreign securities or currencies will be affected by the value of the applicable currency relative to the U.S. dollar. When the Fund sells a foreign currency or foreign currency denominated security, its value may be worth less in U.S. dollars even if the investment increases in value in its local market. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk, as the revenue earned by issuers of these securities may also be affected by changes in the issuer’s local currency.
Commodity Related Investments Risk –  Exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities, which may cause rapid and substantial changes in the value of the Fund’s holdings. These investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, lack of liquidity, speculation, or factors affecting a particular commodity, such as weather, disease, embargoes, tariffs and international economic, political, regulatory and market developments.
Investments linked to the prices of commodities may be considered speculative. A liquid secondary market may not exist for certain commodity-linked derivatives, which may make it difficult for the Fund to sell them at a desirable price or at the price at which it is carrying them.
Derivatives Risk –  Derivatives are instruments whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Successful use of derivative instruments by the Fund
29

depends on the sub-adviser’s judgment with respect to a number of factors and the Fund’s performance could be worse and/or more volatile than if it had not used these instruments. In addition, the fluctuations in the value of derivatives may not correlate perfectly with the value of any portfolio assets being hedged, the performance of the asset class to which the sub-adviser seeks exposure, or the overall securities markets.
Leverage Risk –  Certain transactions, such as the use of derivatives, may give rise to leverage. Leverage can increase market exposure, increase volatility in the Fund, magnify investment risks, and cause losses to be realized more quickly. The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations when it may not be advantageous to do so.
Subsidiary Risk –  By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The Subsidiary is not registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and is not subject to all of the investor protections of the 1940 Act. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the Subsidiary to operate as described in this Prospectus and the Statement of Additional Information and could adversely affect the Fund.
Volatility Risk –  The Fund’s investments may fluctuate in value over a short period of time. This may cause the Fund’s net asset value per share to experience significant changes in value over short periods of time.
Real Estate Related Securities Risk –  In addition to general market risk, the main risk of investing in real estate related securities, including real estate investment trusts (REITs), is that the value of the underlying real estate may go down due to, among other factors, the strength of the general and local economies, the amount of new construction in a particular area, the laws and regulations affecting real estate and the costs of owning, maintaining and improving real estate. The availability of mortgages and changes in interest rates may also affect real estate values. The real estate sector is particularly sensitive to economic downturns. If the Fund’s real estate related investments are concentrated in one geographic area or in one property type, the Fund will be particularly subject to the risks associated with that area or property type.
U.S. Government Securities Risk –  Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Securities backed by the U.S. Treasury or the full faith and credit of the United States are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so. In addition, the value of U.S. Government securities may be affected by changes in the credit rating of the U.S. Government. U.S. Government securities are also subject to the risk that the U.S. Treasury will be unable to meet its payment obligations.
Active Trading Risk –  Active trading could increase the Fund’s transaction costs and may increase your tax liability as compared to a fund with less active trading policies. These effects may adversely affect Fund performance.
Large Shareholder Transaction Risk –  The Fund may experience adverse effects when certain large shareholders redeem or purchase large amounts of shares of the Fund. Such redemptions may cause the Fund to sell securities at times when it would not otherwise do so or borrow money (at a cost to the Fund), which may negatively impact the Fund’s performance and liquidity. Similarly, large purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs.
The Fund is subject to certain other risks. For more information regarding risks and investments, please see “Additional Information Regarding Investment Strategies and Risks” and “More Information About Risks” in the Fund’s statutory prospectus.
30

PAST PERFORMANCE. The performance information indicates the risks of investing in the Fund. Keep in mind that past performance does not indicate future results. Updated performance information is available at hartfordfunds.com. The returns in the bar chart and table:
•
Assume reinvestment of all dividends and distributions
•
Reflect fee waivers and/or expense limitation arrangements, if any. Absent any applicable fee waivers and/or expense limitation arrangements, performance would have been lower.
The bar chart:
•
Shows how the Fund’s total return has varied from year to year
•
Returns do not include sales charges. If sales charges were reflected, returns would have been lower
•
Shows the returns of Class A shares. Returns for the Fund’s other classes differ only to the extent that the classes do not have the same expenses.
Total returns by calendar year (excludes sales charges)

During the periods shown in the chart above:	Returns	Quarter Ended
Best Quarter Return	17.25%	June 30, 2020
Worst Quarter Return	-26.88%	March 31, 2020
Average Annual Total Returns. The table below shows returns for the Fund over time compared to those of the Fund’s blended benchmark, the indices that comprise the blended benchmark, and the Fund’s regulatory index. The blended benchmark serves as the Fund’s performance index because the Fund’s investment manager believes it is more representative of the Fund’s investment strategy. The blended benchmark is calculated by Hartford Funds Management Company, LLC. The MSCI ACWI Index (Net) serves as the Fund’s regulatory index and provides a broad measure of market performance. After-tax returns, which are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes, are shown only for Class A shares and will vary for other classes. Actual after-tax returns, which depend on an investor’s particular tax situation, may differ from those shown and are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
31

Average annual total returns for periods ending December 31, 2023 (including sales charges)
Share Classes	1 Year	5 Years	10 Years
Class A – Return Before Taxes	1.27%	6.32%	1.61%
– Return After Taxes on Distributions	-0.02%	4.07%	0.37%
– Return After Taxes on Distributions and Sale of Fund Shares	1.04%	4.12%	0.83%
Share Classes (Return Before Taxes)
Class C	5.28%	6.72%	1.42%
Class I	7.31%	7.81%	2.46%
Class R3	6.85%	7.25%	1.93%
Class R4	7.18%	7.55%	2.23%
Class R5	7.43%	7.82%	2.49%
Class R6*	7.42%	7.89%	2.54%
Class Y	7.42%	7.89%	2.54%
Class F*	7.54%	7.90%	2.52%
40% Bloomberg US TIPS 1-10 Year Index/ 30% MSCI ACWI Commodity Producers Index (Net)/ 10% Bloomberg Commodity Index Total Return/ 10% MSCI World IMI Core Real Estate Index (Net)/ 10% MSCI ACWI Infrastructure Index (Net)	3.82%	6.46%	2.94%
Bloomberg US TIPS 1-10 Year Index (reflects no deduction for fees, expenses or taxes)	4.37%	3.43%	2.31%
MSCI ACWI Commodity Producers Index (Net) (reflects reinvested dividends net of withholding taxes but reflects no deduction for fees, expenses or other taxes)	3.64%	9.77%	2.97%
Bloomberg Commodity Index Total Return (reflects no deduction for fees, expenses or taxes)	-7.91%	7.23%	-1.11%
MSCI World IMI Core Real Estate Index (Net) (reflects reinvested dividends net of withholding taxes but reflects no deduction for fees, expenses or other taxes)	10.86%	3.30%	4.13%
MSCI ACWI Infrastructure Index (Net) (reflects reinvested dividends net of withholding taxes but reflects no deduction for fees, expenses or other taxes)	3.80%	4.36%	3.06%
MSCI ACWI Index (Net) (reflects reinvested dividends net of withholding taxes but reflects no deduction for fees, expenses or other taxes)	22.20%	11.72%	7.93%
*
Class R6 shares commenced operations on February 28, 2022 and performance prior to that date is that of the Fund’s Class Y shares. Class F shares commenced operations on February 28, 2017 and performance prior to that date is that of the Fund’s Class I shares. Performance prior to an inception date of a class has not been adjusted to reflect the operating expenses of such class.
MANAGEMENT. The Fund’s investment manager is Hartford Funds Management Company, LLC. The Fund’s sub-adviser is Wellington Management.
Portfolio Manager	Title	Involved with Fund Since
Nicholas J. Petrucelli	Managing Director and Portfolio Manager	2013
Brian M. Garvey	Senior Managing Director and Multi-Asset Portfolio Manager	2010
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PURCHASE AND SALE OF FUND SHARES. Not all share classes are available for all investors. Minimum investment amounts may be waived for certain accounts. Certain financial intermediaries may impose different restrictions than those described below.
Share Classes	Minimum Initial Investment	Minimum Subsequent Investment
Class A, Class C and Class I	$5,000 for all accounts except: $250, if establishing an Automatic Investment Plan (“AIP”), with recurring monthly investments of at least $50	$50
Class R3, Class R4, Class R5 and Class R6	No minimum initial investment	None
Class Y	$250,000 This requirement is waived when the shares are purchased through omnibus accounts (or similar types of accounts).	None
Class F	$1,000,000 This requirement is waived when the shares are purchased through omnibus accounts (or similar types of accounts).	None
For more information, please see the “How To Buy And Sell Shares” section of the Fund’s statutory prospectus.
You may sell your shares of the Fund on those days when the New York Stock Exchange is open, typically Monday through Friday. You may sell your shares through your financial intermediary. With respect to certain accounts, you may sell your shares on the web at hartfordfunds.com, by phone by calling 1-888-843-7824, by electronic funds transfer, or by wire. In certain circumstances you will need to write to Hartford Funds to request to sell your shares. For regular mail, please send the request to Hartford Funds, P.O. Box 219060, Kansas City, MO 64121-9060. For overnight mail, please send the request to Hartford Funds, 430 W 7th Street, Suite 219060, Kansas City, MO 64105-1407.
TAX INFORMATION. The Fund’s distributions are generally taxable, and may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES. If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial professional), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial professional to recommend the Fund over another investment. Ask your financial professional or visit your financial intermediary’s website for more information.
33

The Hartford Checks and Balances Fund Summary Section
INVESTMENT OBJECTIVE. The Fund seeks long-term capital appreciation and income.
YOUR EXPENSES. The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below. Please contact your financial intermediary for more information regarding whether you may be required to pay a brokerage commission or other fees. You may qualify for sales charge discounts for Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in certain classes of Hartford mutual funds or in The Hartford® SMART529® College Savings Plan. More information about these and other discounts is available from your financial professional and in the “How Sales Charges Are Calculated” section beginning on page 101 of the Fund’s statutory prospectus. Descriptions of any financial intermediary specific sales charge waivers and discounts are set forth in Appendix A to the statutory prospectus.
Shareholder Fees (fees paid directly from your investment):
Share Classes	A	C	I	R3	R4	R5	F
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.50%	None	None	None	None	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is less)	None(1)	1.00%	None	None	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Share Classes	A	C	I	R3	R4	R5	F
Management fees	None	None	None	None	None	None	None
Distribution and service (12b-1) fees	0.25%	1.00%	None	0.50%	0.25%	None	None
Other expenses	0.13%	0.16%	0.14%	0.26%	0.19%	0.16%	0.04%
Acquired fund fees and expenses	0.54%	0.54%	0.54%	0.54%	0.54%	0.54%	0.54%
Total annual fund operating expenses(2)	0.92%	1.70%	0.68%	1.30%	0.98%	0.70%	0.58%
(1)
Investments of $1 million or more will not be subject to a front-end sales charge, but may be subject to a 1.00% contingent deferred sales charge.
(2)
“Total annual fund operating expenses” do not correlate to the ratio of expenses to average net assets that is disclosed in the Fund’s annual report in the financial highlights table, which reflects the operating expenses of the Fund and does not include acquired fund fees and expenses.
Example. The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then, except as shown below, redeem all of your shares at the end of those periods. The example also assumes that:
•
Your investment has a 5% return each year
•
The Fund’s operating expenses remain the same
•
You reinvest all dividends and distributions.
Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Share Classes	Year 1	Year 3	Year 5	Year 10
A	$639	$827	$1,031	$1,619
C	$273	$536	$923	$2,009
I	$69	$218	$379	$847
R3	$132	$412	$713	$1,568
R4	$100	$312	$542	$1,201
R5	$72	$224	$390	$871
F	$59	$186	$324	$726
If you did not redeem your shares:

C	$173	$536	$923	$2,009
34

Portfolio Turnover. The Fund will pay transaction costs, such as commissions, when it buys and sells shares of the Hartford Total Return Bond ETF (or “turns over” its portfolio). The Fund will not incur transaction costs when it buys and sells shares of the other Underlying Funds (as defined below), but it could incur transaction costs if it were to buy and sell other types of securities directly. A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the fiscal year ended October 31, 2023, the Fund’s portfolio turnover rate was 9% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGY. The Fund seeks its investment objective through investment in a combination of Hartford Funds (“Underlying Funds”). The Fund will allocate its assets to the Underlying Funds as follows: (1) one third to The Hartford Capital Appreciation Fund, (2) one third to The Hartford Dividend and Growth Fund, and (3) one third to the Hartford Total Return Bond ETF. The Hartford Capital Appreciation Fund normally invests at least 65% of its net assets in common stocks. The Hartford Capital Appreciation Fund may invest in securities of any market capitalization, but tends to focus on medium and large companies. The Hartford Dividend and Growth Fund invests primarily in a portfolio of equity securities that typically have above average dividend yields and whose prospects for capital appreciation are considered favorable by The Hartford Dividend and Growth Fund’s sub-adviser. The Hartford Dividend and Growth Fund tends to focus on securities of larger, well-established companies with market capitalizations similar to those of companies in the S&P 500 Index. Hartford Total Return Bond ETF under normal circumstances invests at least 80% of its net assets in bonds. Although the Hartford Total Return Bond ETF may invest in securities and other instruments of any maturity or duration, it normally invests in debt securities with a maturity of at least one year. There is no limit on the average maturity of the Hartford Total Return Bond ETF’s portfolio.
The Fund will not be actively managed, and the Fund’s assets will be maintained as close to one-third in each Underlying Fund as is reasonably practicable, and within 5% of the target allocation. The Fund may hold cash or invest in one or more unaffiliated money market funds due to purchase and redemption activity and short-term cash needs. The Fund’s strategy provides a system of “checks and balances” that provides diversification and prevents a single investment strategy from dominating the Fund.
PRINCIPAL RISKS. The principal risks of investing in the Fund are described below. When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. As with any fund, there is no guarantee that the Fund will achieve its investment objective.
Fund of Funds Risk –  The Fund’s investment performance is directly related to the investment performance of the Underlying Funds it holds and changes in the value of such Underlying Funds may have a significant effect on the net asset value of the Fund. If one or more Underlying Funds fail to meet their investment objectives, the Fund’s performance could be negatively affected. By investing in the Fund, you will indirectly bear fees and expenses charged by the Underlying Funds, in addition to the Fund’s direct fees and expenses. Management of the Fund entails potential conflicts of interest because the Fund invests in affiliated Underlying Funds. To mitigate these conflicts, the Investment Manager has implemented a conflicts of interest policy. The Fund is also subject to the risks associated with the Underlying Funds in proportion to its investment. The risks of the Underlying Funds include risks specific to their strategies, such as:
•
Fixed Income Risk –  Risks related to fixed income investments include credit risk, interest rate risk and call risk, among others. Credit risk is the risk that the issuer of a security or other instrument will not be able to make principal and interest payments when due. Interest rate risk is the risk that your investment may go down in value when interest rates rise, because when interest rates rise, the prices of bonds and fixed rate loans fall. Call risk is the risk that an issuer, especially during a period of falling interest rates, may redeem a security by repaying it early, which may reduce an Underlying Fund’s income if the proceeds are reinvested at lower interest rates. The risks associated with mortgage related- and asset-backed securities as well as collateralized loan obligations (CLOs) include credit, interest-rate, prepayment, liquidity, default and extension risks. The purchase of securities in the To-Be-Announced (TBA) market can result in additional price and counterparty risk.
•
Equity Risk –  The risk that the price of equity or equity related securities may decline due to changes in a company’s financial condition and overall market and economic conditions. The securities of large market capitalization companies may underperform other segments of the market because such companies may be less responsive to competitive challenges and opportunities and may be unable to attain high growth rates during periods of economic expansion. The securities of mid capitalization companies involve greater risks than stocks
35

of larger, more established companies and may be subject to more abrupt or erratic price movements. Different investment styles may go in and out favor, which may cause a fund to underperform the broader stock market. For dividend-paying stocks, dividends are not guaranteed and may decrease without notice.
•
Foreign Investments, Emerging Markets and Currency Risk –  Investments in foreign securities may be riskier than investments in U.S. securities. Differences between the U.S. and foreign regulatory regimes and securities markets, including the less stringent investor protection and disclosure standards of some foreign markets, as well as political and economic developments in foreign countries and regions, may affect the value of an Underlying Fund’s investments in foreign securities. The risks related to investing in foreign securities are generally greater with respect to investments in companies that conduct their principal business activities in emerging markets or whose securities are traded principally on exchanges in emerging markets. Changes in currency exchange rates may also adversely affect an Underlying Fund’s foreign investments.
•
Derivatives Risk –  Derivatives are instruments whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed an Underlying Fund’s original investment. Successful use of derivative instruments by an Underlying Fund depends on the sub-adviser’s judgment with respect to a number of factors and such Underlying Fund’s performance could be worse and/or more volatile than if it had not used these instruments. In addition, the fluctuations in the value of derivatives may not correlate perfectly with the value of any portfolio assets being hedged, the performance of the asset class to which the sub-adviser seeks exposure, or the overall securities markets.
•
Liquidity Risk –  The risk that the market for a particular investment or type of investment is or becomes relatively illiquid, making it difficult for an Underlying Fund to sell that investment at an advantageous time or price. Illiquidity may be due to events relating to the issuer of the securities, market events, rising interest rates, economic conditions or investor perceptions. Illiquid securities may be difficult to value and their value may be lower than the market price of comparable liquid securities, which would negatively affect an Underlying Fund’s performance.
•
ETF Specific Risk –  ETFs are also subject to the following risks: (i) the market price of an ETF’s shares may trade above or below net asset value; (ii) there may be an inactive trading market for an ETF; and (iii) trading of an ETF’s shares may be halted, delisted, or suspended on the listing exchange. The Fund will pay brokerage commissions in connection with the purchase and sale of shares of ETFs.
Passive Investment Management Risk –  The Fund is not actively managed. As a result, the Fund may underperform actively managed funds that may shift their portfolio assets to take advantage of market opportunities or lessen the impact of a market decline.
Market Risk –  Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Securities of a company may decline in value due to its financial prospects and activities, including certain operational impacts, such as data breaches and cybersecurity attacks. Securities may also decline in value due to general market and economic movements and trends, including adverse changes to credit markets, or as a result of other events such as geopolitical events, natural disasters, or widespread pandemics (such as COVID-19) or other adverse public health developments.
Large Shareholder Transaction Risk –  The Fund may experience adverse effects when certain large shareholders redeem or purchase large amounts of shares of the Fund. Such redemptions may cause the Fund to sell securities at times when it would not otherwise do so or borrow money (at a cost to the Fund), which may negatively impact the Fund’s performance and liquidity. Similarly, large purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs.
The Fund is subject to certain other risks. For more information regarding risks and investments, please see “Additional Information Regarding Investment Strategies and Risks” and “More Information About Risks” in the Fund’s statutory prospectus.
36

PAST PERFORMANCE. The performance information indicates the risks of investing in the Fund. Keep in mind that past performance does not indicate future results. Updated performance information is available at hartfordfunds.com. The returns in the bar chart and table:
•
Assume reinvestment of all dividends and distributions
•
Reflect fee waivers and/or expense limitation arrangements, if any. Absent any applicable fee waivers and/or expense limitation arrangements, performance would have been lower.
The bar chart:
•
Shows how the Fund’s total return has varied from year to year
•
Returns do not include sales charges. If sales charges were reflected, returns would have been lower
•
Shows the returns of Class A shares. Returns for the Fund’s other classes differ only to the extent that the classes do not have the same expenses.
Total returns by calendar year (excludes sales charges)

During the periods shown in the chart above:	Returns	Quarter Ended
Best Quarter Return	13.96%	June 30, 2020
Worst Quarter Return	-14.81%	March 31, 2020
Average Annual Total Returns. The table below shows returns for the Fund over time compared to those of the Fund’s blended benchmark and the indices that comprise the blended benchmark, which are broad-based market indices. The blended benchmark is calculated by Hartford Funds Management Company, LLC. After-tax returns, which are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes, are shown only for Class A shares and will vary for other classes. Actual after-tax returns, which depend on an investor’s particular tax situation, may differ from those shown and are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
37

Average annual total returns for periods ending December 31, 2023 (including sales charges)
Share Classes	1 Year	5 Years	10 Years
Class A – Return Before Taxes	6.78%	7.86%	6.47%
– Return After Taxes on Distributions	5.46%	6.10%	4.07%
– Return After Taxes on Distributions and Sale of Fund Shares	4.63%	5.85%	4.44%
Share Classes (Return Before Taxes)
Class C	11.06%	8.25%	6.26%
Class I	13.36%	9.37%	7.33%
Class R3	12.65%	8.70%	6.69%
Class R4	12.99%	9.04%	7.02%
Class R5	13.29%	9.29%	7.30%
Class F*	13.48%	9.48%	7.41%
33.4% Russell 3000 Index/ 33.3% S&P 500 Index/ 33.3% Bloomberg US Aggregate Bond Index	18.99%	10.80%	8.60%
Russell 3000 Index (reflects no deduction for fees, expenses or taxes)	25.96%	15.16%	11.48%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	26.29%	15.69%	12.03%
Bloomberg US Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	5.53%	1.10%	1.81%
*
Class F shares commenced operations on February 28, 2017 and performance prior to that date reflects the performance of Class I shares. Performance prior to an inception date of a class has not been adjusted to reflect the operating expenses of such class.
MANAGEMENT. The Fund’s investment manager is Hartford Funds Management Company, LLC (the “Investment Manager”).
Portfolio Manager	Title	Involved with Fund Since
Vernon J. Meyer, CFA	Managing Director and Chief Investment Officer of the Investment Manager	2007
Allison Mortensen, CFA	Head of Multi-Asset Solutions and Managing Director at Hartford Funds and Vice President of the Investment Manager	2015
James S. Glendon, CFA	Portfolio Manager at Hartford Funds	2022
PURCHASE AND SALE OF FUND SHARES. Not all share classes are available for all investors. Minimum investment amounts may be waived for certain accounts. Certain financial intermediaries may impose different restrictions than those described below.
Share Classes	Minimum Initial Investment	Minimum Subsequent Investment
Class A, Class C and Class I	$2,000 for all accounts except: $250, if establishing an Automatic Investment Plan (“AIP”), with recurring monthly investments of at least $50	$50
Class R3, Class R4 and Class R5	No minimum initial investment	None
Class F	$1,000,000 This requirement is waived when the shares are purchased through omnibus accounts (or similar types of accounts).	None
For more information, please see the “How To Buy And Sell Shares” section of the Fund’s statutory prospectus.
You may sell your shares of the Fund on those days when the New York Stock Exchange is open, typically Monday through Friday. You may sell your shares through your financial intermediary. With respect to certain accounts, you may sell your shares on the web at hartfordfunds.com, by phone by calling 1-888-843-7824, by electronic funds transfer, or by wire. In certain circumstances you will need to write to Hartford Funds to request to sell your shares. For regular mail, please send the request to Hartford Funds, P.O. Box 219060, Kansas City, MO 64121-9060. For overnight mail, please send the request to Hartford Funds, 430 W 7th Street, Suite 219060, Kansas City, MO 64105-1407.
TAX INFORMATION. The Fund’s distributions are generally taxable, and may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.
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PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES. If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial professional), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial professional to recommend the Fund over another investment. Ask your financial professional or visit your financial intermediary’s website for more information.
39

The Hartford Conservative Allocation Fund Summary Section
INVESTMENT OBJECTIVE. The Fund seeks current income and long-term capital appreciation.
YOUR EXPENSES. The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below. Please contact your financial intermediary for more information regarding whether you may be required to pay a brokerage commission or other fees. You may qualify for sales charge discounts for Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in certain classes of Hartford mutual funds or in The Hartford® SMART529® College Savings Plan. More information about these and other discounts is available from your financial professional and in the “How Sales Charges Are Calculated” section beginning on page 101 of the Fund’s statutory prospectus. Descriptions of any financial intermediary specific sales charge waivers and discounts are set forth in Appendix A to the statutory prospectus.
Shareholder Fees (fees paid directly from your investment):
Share Classes	A	C	I	R3	R4	R5	R6	Y	F
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.50%	None	None	None	None	None	None	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is less)	None(1)	1.00%	None	None	None	None	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Share Classes	A	C	I	R3	R4	R5	R6	Y	F
Management fees	0.10%	0.10%	0.10%	0.10%	0.10%	0.10%	0.10%	0.10%	0.10%
Distribution and service (12b-1) fees	0.25%	1.00%	None	0.50%	0.25%	None	None	None	None
Other expenses(2)	0.28%	0.31%	0.27%	0.38%	0.33%	0.28%	0.17%	0.27%	0.17%
Acquired fund fees and expenses	0.46%	0.46%	0.46%	0.46%	0.46%	0.46%	0.46%	0.46%	0.46%
Total annual fund operating expenses(3),(4)	1.09%	1.87%	0.83%	1.44%	1.14%	0.84%	0.73%	0.83%	0.73%
(1)
Investments of $1 million or more will not be subject to a front-end sales charge, but may be subject to a 1.00% contingent deferred sales charge.
(2)
“Other expenses” for Class R6 and Y shares are estimated for the current fiscal year.
(3)
“Total annual fund operating expenses” do not correlate to the ratio of expenses to average net assets that is disclosed in the Fund’s annual report in the financial highlights table, which reflects the operating expenses of the Fund and does not include acquired fund fees and expenses.
(4)
Hartford Funds Management Company, LLC has contractually agreed to reimburse expenses (exclusive of taxes, interest expenses, brokerage commissions, and extraordinary expenses) to the extent necessary to limit total annual fund operating expenses as follows: 1.19% (Class A), 1.94% (Class C), 0.94% (Class I), 1.44% (Class R3), 1.14% (Class R4), 0.84% (Class R5), 0.84% (Class R6), 0.84% (Class Y), and 0.84% (Class F). This contractual arrangement will remain in effect until February 28, 2025 unless the Board of Directors of The Hartford Mutual Funds, Inc. approves its earlier termination.
Example. The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then, except as shown below, redeem all of your shares at the end of those periods. The example also assumes that:
•
Your investment has a 5% return each year
•
The Fund’s operating expenses remain the same
•
You reinvest all dividends and distributions.
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Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Share Classes	Year 1	Year 3	Year 5	Year 10
A	$655	$878	$1,118	$1,806
C	$290	$588	$1,011	$2,190
I	$85	$265	$460	$1,025
R3	$147	$456	$787	$1,724
R4	$116	$362	$628	$1,386
R5	$86	$268	$466	$1,037
R6	$75	$233	$406	$906
Y	$85	$265	$460	$1,025
F	$75	$233	$406	$906
If you did not redeem your shares:

C	$190	$588	$1,011	$2,190
Portfolio Turnover. The Fund will pay transaction costs, such as commissions, when it buys and sells shares of affiliated exchange traded funds (or “turns over” its portfolio). The Fund will not incur transaction costs when it buys and sells affiliated mutual funds, but it could incur transaction costs if it were to buy and sell other types of securities directly. A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the fiscal year ended October 31, 2023, the Fund’s portfolio turnover rate was 19% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGY. The Fund seeks to meet its investment objective through investment in a combination of other mutual funds and exchange traded funds (“ETFs”) advised by Hartford Funds Management Company, LLC (the “Investment Manager”) or a wholly owned subsidiary of the Investment Manager (the “Underlying Funds”). The Underlying Funds include fixed income funds, equity funds and funds that may have exposures to alternative asset classes, including commodities. The Fund may also invest in one or more unaffiliated money market funds.
The Investment Manager anticipates allocating approximately 20%-50% of the Fund’s total assets to the equity component and approximately 50%-80% of the Fund’s total assets to the fixed income component. The Investment Manager may change these target allocations depending on its analysis of global financial markets and macro-economic trends. The Investment Manager regularly reviews and adjusts the allocations to favor investments in those Underlying Funds that it believes will provide the most favorable outlook for achieving the Fund’s investment objective.
The equity component is generally comprised of domestic, global and international equity funds and/or equity related investments. The fixed income component is generally comprised of fixed income funds investing in several asset classes of varying credit quality and duration profiles and/or fixed income related investments. The Fund may also invest in Underlying Funds that allocate to alternative asset classes, including commodities.
The Underlying Funds use a broad array of investment strategies. The Underlying Funds may invest in many types of instruments, including but not limited to equity and equity related securities across the market capitalization spectrum, corporate and sovereign bonds of varying credit quality and duration, money market instruments and derivatives. The debt securities in which certain Underlying Funds may invest include government, corporate and asset-backed securities with a variety of maturities and qualities that range from investment grade to below investment grade (also referred to as “junk bonds”), and unrated securities determined to be of comparable quality. The Underlying Funds may invest in domestic and foreign securities.
PRINCIPAL RISKS. The principal risks of investing in the Fund are described below. When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. As with any fund, there is no guarantee that the Fund will achieve its investment objective.
Fund of Funds Risk –  The Fund’s investment performance is directly related to the investment performance of the Underlying Funds it holds and changes in the value of such Underlying Funds may have a significant effect on the net asset value of the Fund. If one or more Underlying Funds fail to meet their investment objectives, the Fund’s
41

performance could be negatively affected. By investing in the Fund, you will indirectly bear fees and expenses charged by the Underlying Funds, in addition to the Fund’s direct fees and expenses. Management of the Fund entails potential conflicts of interest because the Fund invests in affiliated Underlying Funds. To mitigate these conflicts, the Investment Manager has implemented a conflicts of interest policy. The Fund is also subject to the risks associated with the Underlying Funds in proportion to its investment. The risks of the Underlying Funds include risks specific to their strategies, such as:
•
Fixed Income Risk –  Risks related to fixed income investments include credit risk, interest rate risk and call risk, among others. Credit risk is the risk that the issuer of a security or other instrument will not be able to make principal and interest payments when due. Interest rate risk is the risk that your investment may go down in value when interest rates rise, because when interest rates rise, the prices of bonds and fixed rate loans fall. Call risk is the risk that an issuer, especially during a period of falling interest rates, may redeem a security by repaying it early, which may reduce an Underlying Fund’s income if the proceeds are reinvested at lower interest rates. The risks associated with mortgage related- and asset-backed securities as well as collateralized loan obligations (CLOs) include credit, interest-rate, prepayment, liquidity, default and extension risks. The purchase of securities in the To-Be-Announced (TBA) market can result in additional price and counterparty risk.
•
Equity Risk –  The risk that the price of equity or equity related securities may decline due to changes in a company’s financial condition and overall market and economic conditions. The securities of large market capitalization companies may underperform other segments of the market because such companies may be less responsive to competitive challenges and opportunities and may be unable to attain high growth rates during periods of economic expansion. The securities of small capitalization and mid capitalization companies involve greater risks than stocks of larger, more established companies and may be subject to more abrupt or erratic price movements. For dividend-paying stocks, dividends are not guaranteed and may decrease without notice. Different investment styles may go in and out favor, which may cause a fund to underperform the broader stock market.
•
Foreign Investments, Emerging Markets and Currency Risk –  Investments in foreign securities may be riskier than investments in U.S. securities. Differences between the U.S. and foreign regulatory regimes and securities markets, including the less stringent investor protection and disclosure standards of some foreign markets, as well as political and economic developments in foreign countries and regions, may affect the value of an Underlying Fund’s investments in foreign securities. The risks related to investing in foreign securities are generally greater with respect to investments in companies that conduct their principal business activities in emerging markets or whose securities are traded principally on exchanges in emerging markets. Changes in currency exchange rates may also adversely affect an Underlying Fund’s foreign investments.
•
Derivatives Risk –  Derivatives are instruments whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed an Underlying Fund’s original investment. Successful use of derivative instruments by an Underlying Fund depends on the sub-adviser’s judgment with respect to a number of factors and such Underlying Fund’s performance could be worse and/or more volatile than if it had not used these instruments. In addition, the fluctuations in the value of derivatives may not correlate perfectly with the value of any portfolio assets being hedged, the performance of the asset class to which the sub-adviser seeks exposure, or the overall securities markets.
•
Liquidity Risk –  The risk that the market for a particular investment or type of investment is or becomes relatively illiquid, making it difficult for an Underlying Fund to sell that investment at an advantageous time or price. Illiquidity may be due to events relating to the issuer of the securities, market events, rising interest rates, economic conditions or investor perceptions. Illiquid securities may be difficult to value and their value may be lower than the market price of comparable liquid securities, which would negatively affect an Underlying Fund’s performance.
•
ETF Specific Risk –  ETFs are also subject to the following risks: (i) the market price of an ETF’s shares may trade above or below net asset value; (ii) there may be an inactive trading market for an ETF; and (iii) trading of an ETF’s shares may be halted, delisted, or suspended on the listing exchange. The Fund will pay brokerage commissions in connection with the purchase and sale of shares of ETFs.
Active Investment Management Risk –  The risk that, if the Investment Manager’s investment strategy does not perform as expected, the Fund could underperform its peers or lose money.
42

Market Risk –  Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Securities of a company may decline in value due to its financial prospects and activities, including certain operational impacts, such as data breaches and cybersecurity attacks. Securities may also decline in value due to general market and economic movements and trends, including adverse changes to credit markets, or as a result of other events such as geopolitical events, natural disasters, or widespread pandemics (such as COVID-19) or other adverse public health developments.
Large Shareholder Transaction Risk –  The Fund may experience adverse effects when certain large shareholders redeem or purchase large amounts of shares of the Fund. Such redemptions may cause the Fund to sell securities at times when it would not otherwise do so or borrow money (at a cost to the Fund), which may negatively impact the Fund’s performance and liquidity. Similarly, large purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs.
The Fund is subject to certain other risks. For more information regarding risks and investments, please see “Additional Information Regarding Investment Strategies and Risks” and “More Information About Risks” in the Fund’s statutory prospectus.
PAST PERFORMANCE. The performance information indicates the risks of investing in the Fund. Keep in mind that past performance does not indicate future results. Updated performance information is available at hartfordfunds.com. The returns in the bar chart and table:
•
Assume reinvestment of all dividends and distributions
•
Prior to December 1, 2015, reflect the Fund’s performance when the Fund pursued a modified strategy and was managed by a sub-adviser
•
Reflect fee waivers and/or expense limitation arrangements, if any. Absent any applicable fee waivers and/or expense limitation arrangements, performance would have been lower.
The bar chart:
•
Shows how the Fund’s total return has varied from year to year
•
Returns do not include sales charges. If sales charges were reflected, returns would have been lower
•
Shows the returns of Class A shares. Returns for the Fund’s other classes differ only to the extent that the classes do not have the same expenses.
Total returns by calendar year (excludes sales charges)

During the periods shown in the chart above:	Returns	Quarter Ended
Best Quarter Return	9.45%	June 30, 2020
Worst Quarter Return	-9.81%	March 31, 2020
Average Annual Total Returns. The table below shows returns for the Fund over time compared to those of the Fund’s blended benchmark and the indices that comprise the blended benchmark, which are broad-based market indices. The blended benchmark is calculated by Hartford Funds Management Company, LLC. After-tax returns, which are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes, are shown only for Class A shares and will vary for other classes. Actual after-tax returns, which depend on an
43

investor’s particular tax situation, may differ from those shown and are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. For more information regarding returns, see the “Performance Notes” section in the Fund’s statutory prospectus.
Average annual total returns for periods ending December 31, 2023 (including sales charges)
Share Classes	1 Year	5 Years	10 Years
Class A – Return Before Taxes	3.60%	3.19%	2.20%
– Return After Taxes on Distributions	2.66%	2.28%	1.27%
– Return After Taxes on Distributions and Sale of Fund Shares	2.24%	2.21%	1.41%
Share Classes (Return Before Taxes)
Class C	7.85%	3.53%	1.99%
Class I	9.91%	4.59%	3.04%
Class R3	9.25%	3.98%	2.45%
Class R4	9.61%	4.28%	2.76%
Class R5	10.03%	4.61%	3.07%
Class R6*	9.91%	4.59%	3.04%
Class Y*	9.91%	4.59%	3.04%
Class F*	10.12%	4.71%	3.12%
65% Bloomberg US Aggregate Bond Index/ 25% Russell 3000 Index/ 10% MSCI ACWI ex USA Index (Net)	11.46%	5.40%	4.61%
Bloomberg US Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	5.53%	1.10%	1.81%
Russell 3000 Index (reflects no deduction for fees, expenses or taxes)	25.96%	15.16%	11.48%
MSCI ACWI ex USA Index (Net) (reflects reinvested dividends net of withholding taxes but reflects no deduction for fees, expenses or other taxes)	15.62%	7.08%	3.83%
*
As of December 31, 2023, Class R6 and Class Y have not commenced operations and performance is that of the Fund’s Class I shares. Class F shares commenced operations on February 28, 2017 and performance prior to that date is that of the Fund’s Class I shares. Performance prior to an inception date of a class has not been adjusted to reflect the operating expenses of such class.
MANAGEMENT. The Fund’s investment manager is Hartford Funds Management Company, LLC (the “Investment Manager”).
Portfolio Manager	Title	Involved with Fund Since
Vernon J. Meyer, CFA	Managing Director and Chief Investment Officer of the Investment Manager	2015
Allison Mortensen, CFA	Head of Multi-Asset Solutions and Managing Director at Hartford Funds and Vice President of the Investment Manager	2015
James S. Glendon, CFA	Portfolio Manager at Hartford Funds	2022
PURCHASE AND SALE OF FUND SHARES. Not all share classes are available for all investors. Minimum investment amounts may be waived for certain accounts. Certain financial intermediaries may impose different restrictions than those described below.
Share Classes	Minimum Initial Investment	Minimum Subsequent Investment
Class A, Class C and Class I	$2,000 for all accounts except: $250, if establishing an Automatic Investment Plan (“AIP”), with recurring monthly investments of at least $50	$50
Class R3, Class R4, Class R5 and Class R6*	No minimum initial investment	None
Class Y*	$250,000 This requirement is waived when the shares are purchased through omnibus accounts (or similar types of accounts).	None
Class F	$1,000,000 This requirement is waived when the shares are purchased through omnibus accounts (or similar types of accounts).	None
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*
Class R6 and Class Y are not currently available for purchase and not currently sold in any State, including Oklahoma, Nebraska and Montana, or to residents of any State, including Oklahoma, Nebraska and Montana.
For more information, please see the “How To Buy And Sell Shares” section of the Fund’s statutory prospectus. You may sell your shares of the Fund on those days when the New York Stock Exchange is open, typically Monday through Friday. You may sell your shares through your financial intermediary. With respect to certain accounts, you may sell your shares on the web at hartfordfunds.com, by phone by calling 1-888-843-7824, by electronic funds transfer, or by wire. In certain circumstances you will need to write to Hartford Funds to request to sell your shares. For regular mail, please send the request to Hartford Funds, P.O. Box 219060, Kansas City, MO 64121-9060. For overnight mail, please send the request to Hartford Funds, 430 W 7th Street, Suite 219060, Kansas City, MO 64105-1407.
TAX INFORMATION. The Fund’s distributions are generally taxable, and may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES. If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial professional), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial professional to recommend the Fund over another investment. Ask your financial professional or visit your financial intermediary’s website for more information.
45

Hartford Moderate Allocation Fund Summary Section
INVESTMENT OBJECTIVE. The Fund seeks long-term capital appreciation and income.
YOUR EXPENSES. The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below. Please contact your financial intermediary for more information regarding whether you may be required to pay a brokerage commission or other fees. You may qualify for sales charge discounts for Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in certain classes of Hartford mutual funds or in The Hartford® SMART529® College Savings Plan. More information about these and other discounts is available from your financial professional and in the “How Sales Charges Are Calculated” section beginning on page 101 of the Fund’s statutory prospectus. Descriptions of any financial intermediary specific sales charge waivers and discounts are set forth in Appendix A to the statutory prospectus.
Shareholder Fees (fees paid directly from your investment):
Share Classes	A	C	I	R3	R4	R5	F
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.50%	None	None	None	None	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is less)	None(1)	1.00%	None	None	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Share Classes	A	C	I	R3	R4	R5	F
Management fees	0.10%	0.10%	0.10%	0.10%	0.10%	0.10%	0.10%
Distribution and service (12b-1) fees	0.25%	1.00%	None	0.50%	0.25%	None	None
Other expenses	0.19%	0.26%	0.17%	0.28%	0.23%	0.18%	0.08%
Acquired fund fees and expenses	0.49%	0.49%	0.49%	0.49%	0.49%	0.49%	0.49%
Total annual fund operating expenses(2)	1.03%	1.85%	0.76%	1.37%	1.07%	0.77%	0.67%
(1)
Investments of $1 million or more will not be subject to a front-end sales charge, but may be subject to a 1.00% contingent deferred sales charge.
(2)
“Total annual fund operating expenses” do not correlate to the ratio of expenses to average net assets that is disclosed in the Fund’s annual report in the financial highlights table, which reflects the operating expenses of the Fund and does not include acquired fund fees and expenses.
Example. The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then, except as shown below, redeem all of your shares at the end of those periods. The example also assumes that:
•
Your investment has a 5% return each year
•
The Fund’s operating expenses remain the same
•
You reinvest all dividends and distributions.
Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Share Classes	Year 1	Year 3	Year 5	Year 10
A	$649	$860	$1,087	$1,740
C	$288	$582	$1,001	$2,169
I	$78	$243	$422	$942
R3	$139	$434	$750	$1,646
R4	$109	$340	$590	$1,306
R5	$79	$246	$428	$954
F	$68	$214	$373	$835
If you did not redeem your shares:

C	$188	$582	$1,001	$2,169
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Portfolio Turnover. The Fund will pay transaction costs, such as commissions, when it buys and sells shares of affiliated exchange traded funds (or “turns over” its portfolio). The Fund will not incur transaction costs when it buys and sells affiliated mutual funds, but it could incur transaction costs if it were to buy and sell other types of securities directly. A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the fiscal year ended October 31, 2023, the Fund’s portfolio turnover rate was 22% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGY. The Fund seeks to meet its investment objective through investment in a combination of other mutual funds and exchange traded funds (“ETFs”) advised by Hartford Funds Management Company, LLC (the “Investment Manager”) or a wholly owned subsidiary of the Investment Manager (the “Underlying Funds”). The Underlying Funds include fixed income funds, equity funds and funds that may have exposures to alternative asset classes, including commodities. The Fund may also invest in one or more unaffiliated money market funds.
The Investment Manager anticipates allocating approximately 45%-75% of the Fund’s total assets to the equity component and approximately 25%-55% of the Fund’s total assets to the fixed income component. The Investment Manager may change these target allocations depending on its analysis of global financial markets and macro-economic trends. The Investment Manager regularly reviews and adjusts the allocations to favor investments in those Underlying Funds that it believes will provide the most favorable outlook for achieving the Fund’s investment objective.
The equity component is generally comprised of domestic, global and international equity funds and/or equity related investments. The fixed income component is generally comprised of fixed income funds investing in several asset classes of varying credit quality and duration profiles and/or fixed income related investments. The Fund may also invest in Underlying Funds that allocate to alternative asset classes, including commodities.
The Underlying Funds use a broad array of investment strategies. The Underlying Funds may invest in many types of instruments, including but not limited to equity and equity related securities across the market capitalization spectrum, corporate and sovereign bonds of varying credit quality and duration, money market instruments and derivatives. The debt securities in which certain Underlying Funds may invest include government, corporate and asset-backed securities with a variety of maturities and qualities that range from investment grade to below investment grade (also referred to as “junk bonds”), and unrated securities determined to be of comparable quality. The Underlying Funds may invest in domestic and foreign securities.
PRINCIPAL RISKS. The principal risks of investing in the Fund are described below. When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. As with any fund, there is no guarantee that the Fund will achieve its investment objective.
Fund of Funds Risk –  The Fund’s investment performance is directly related to the investment performance of the Underlying Funds it holds and changes in the value of such Underlying Funds may have a significant effect on the net asset value of the Fund. If one or more Underlying Funds fail to meet their investment objectives, the Fund’s performance could be negatively affected. By investing in the Fund, you will indirectly bear fees and expenses charged by the Underlying Funds, in addition to the Fund’s direct fees and expenses. Management of the Fund entails potential conflicts of interest because the Fund invests in affiliated Underlying Funds. To mitigate these conflicts, the Investment Manager has implemented a conflicts of interest policy. The Fund is also subject to the risks associated with the Underlying Funds in proportion to its investment. The risks of the Underlying Funds include risks specific to their strategies, such as:
•
Fixed Income Risk –  Risks related to fixed income investments include credit risk, interest rate risk and call risk, among others. Credit risk is the risk that the issuer of a security or other instrument will not be able to make principal and interest payments when due. Interest rate risk is the risk that your investment may go down in value when interest rates rise, because when interest rates rise, the prices of bonds and fixed rate loans fall. Call risk is the risk that an issuer, especially during a period of falling interest rates, may redeem a security by repaying it early, which may reduce an Underlying Fund’s income if the proceeds are reinvested at lower interest
47

rates. The risks associated with mortgage related- and asset-backed securities as well as collateralized loan obligations (CLOs) include credit, interest-rate, prepayment, liquidity, default and extension risks. The purchase of securities in the To-Be-Announced (TBA) market can result in additional price and counterparty risk.
•
Equity Risk –  The risk that the price of equity or equity related securities may decline due to changes in a company’s financial condition and overall market and economic conditions. The securities of large market capitalization companies may underperform other segments of the market because such companies may be less responsive to competitive challenges and opportunities and may be unable to attain high growth rates during periods of economic expansion. The securities of small capitalization and mid capitalization companies involve greater risks than stocks of larger, more established companies and may be subject to more abrupt or erratic price movements. For dividend-paying stocks, dividends are not guaranteed and may decrease without notice. Different investment styles may go in and out favor, which may cause a fund to underperform the broader stock market.
•
Foreign Investments, Emerging Markets and Currency Risk –  Investments in foreign securities may be riskier than investments in U.S. securities. Differences between the U.S. and foreign regulatory regimes and securities markets, including the less stringent investor protection and disclosure standards of some foreign markets, as well as political and economic developments in foreign countries and regions, may affect the value of an Underlying Fund’s investments in foreign securities. The risks related to investing in foreign securities are generally greater with respect to investments in companies that conduct their principal business activities in emerging markets or whose securities are traded principally on exchanges in emerging markets. Changes in currency exchange rates may also adversely affect an Underlying Fund’s foreign investments.
•
Derivatives Risk –  Derivatives are instruments whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed an Underlying Fund’s original investment. Successful use of derivative instruments by an Underlying Fund depends on the sub-adviser’s judgment with respect to a number of factors and such Underlying Fund’s performance could be worse and/or more volatile than if it had not used these instruments. In addition, the fluctuations in the value of derivatives may not correlate perfectly with the value of any portfolio assets being hedged, the performance of the asset class to which the sub-adviser seeks exposure, or the overall securities markets.
•
Liquidity Risk –  The risk that the market for a particular investment or type of investment is or becomes relatively illiquid, making it difficult for an Underlying Fund to sell that investment at an advantageous time or price. Illiquidity may be due to events relating to the issuer of the securities, market events, rising interest rates, economic conditions or investor perceptions. Illiquid securities may be difficult to value and their value may be lower than the market price of comparable liquid securities, which would negatively affect an Underlying Fund’s performance.
•
ETF Specific Risk –  ETFs are also subject to the following risks: (i) the market price of an ETF’s shares may trade above or below net asset value; (ii) there may be an inactive trading market for an ETF; and (iii) trading of an ETF’s shares may be halted, delisted, or suspended on the listing exchange. The Fund will pay brokerage commissions in connection with the purchase and sale of shares of ETFs.
Active Investment Management Risk –  The risk that, if the Investment Manager’s investment strategy does not perform as expected, the Fund could underperform its peers or lose money.
Market Risk –  Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Securities of a company may decline in value due to its financial prospects and activities, including certain operational impacts, such as data breaches and cybersecurity attacks. Securities may also decline in value due to general market and economic movements and trends, including adverse changes to credit markets, or as a result of other events such as geopolitical events, natural disasters, or widespread pandemics (such as COVID-19) or other adverse public health developments.
Large Shareholder Transaction Risk –  The Fund may experience adverse effects when certain large shareholders redeem or purchase large amounts of shares of the Fund. Such redemptions may cause the Fund to sell securities at times when it would not otherwise do so or borrow money (at a cost to the Fund), which may negatively impact the Fund’s performance and liquidity. Similarly, large purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs.
48

The Fund is subject to certain other risks. For more information regarding risks and investments, please see “Additional Information Regarding Investment Strategies and Risks” and “More Information About Risks” in the Fund’s statutory prospectus.
PAST PERFORMANCE. The performance information indicates the risks of investing in the Fund. Keep in mind that past performance does not indicate future results. Updated performance information is available at hartfordfunds.com. The returns in the bar chart and table:
•
Assume reinvestment of all dividends and distributions
•
Prior to December 1, 2015, reflect the Fund’s performance when the Fund pursued a modified strategy and was managed by a sub-adviser
•
Reflect fee waivers and/or expense limitation arrangements, if any. Absent any applicable fee waivers and/or expense limitation arrangements, performance would have been lower.
The bar chart:
•
Shows how the Fund’s total return has varied from year to year
•
Returns do not include sales charges. If sales charges were reflected, returns would have been lower
•
Shows the returns of Class A shares. Returns for the Fund’s other classes differ only to the extent that the classes do not have the same expenses.
Total returns by calendar year (excludes sales charges)

During the periods shown in the chart above:	Returns	Quarter Ended
Best Quarter Return	13.53%	June 30, 2020
Worst Quarter Return	-15.55%	March 31, 2020
Average Annual Total Returns. The table below shows returns for the Fund over time compared to those of the Fund’s blended benchmark and the indices that comprise the blended benchmark, which are broad-based market indices. The blended benchmark is calculated by Hartford Funds Management Company, LLC. After-tax returns, which are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes, are shown only for Class A shares and will vary for other classes. Actual after-tax returns, which depend on an investor’s particular tax situation, may differ from those shown and are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. For more information regarding returns, see the “Performance Notes” section in the Fund’s statutory prospectus.
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Average annual total returns for periods ending December 31, 2023 (including sales charges)
Share Classes	1 Year	5 Years	10 Years
Class A – Return Before Taxes	6.37%	5.41%	3.68%
– Return After Taxes on Distributions	5.69%	4.27%	2.25%
– Return After Taxes on Distributions and Sale of Fund Shares	3.97%	4.05%	2.52%
Share Classes (Return Before Taxes)
Class C	10.63%	5.76%	3.47%
Class I	12.91%	6.89%	4.57%
Class R3	12.15%	6.22%	3.92%
Class R4	12.51%	6.55%	4.23%
Class R5	12.91%	6.87%	4.55%
Class F*	12.92%	6.96%	4.62%
40% Bloomberg US Aggregate Bond Index/ 40% Russell 3000 Index/ 20% MSCI ACWI ex USA Index (Net)	15.52%	8.13%	6.28%
Bloomberg US Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	5.53%	1.10%	1.81%
Russell 3000 Index (reflects no deduction for fees, expenses or taxes)	25.96%	15.16%	11.48%
MSCI ACWI ex USA Index (Net) (reflects reinvested dividends net of withholding taxes but reflects no deduction for fees, expenses or other taxes)	15.62%	7.08%	3.83%
*
Class F shares commenced operations on February 28, 2017 and performance prior to that date is that of the Fund’s Class I shares. Performance prior to an inception date of a class has not been adjusted to reflect the operating expenses of such class.
MANAGEMENT. The Fund’s investment manager is Hartford Funds Management Company, LLC (the “Investment Manager”).
Portfolio Manager	Title	Involved with Fund Since
Vernon J. Meyer, CFA	Managing Director and Chief Investment Officer of the Investment Manager	2015
Allison Mortensen, CFA	Head of Multi-Asset Solutions and Managing Director at Hartford Funds and Vice President of the Investment Manager	2015
James S. Glendon, CFA	Portfolio Manager at Hartford Funds	2022
PURCHASE AND SALE OF FUND SHARES. Not all share classes are available for all investors. Minimum investment amounts may be waived for certain accounts. Certain financial intermediaries may impose different restrictions than those described below.
Share Classes	Minimum Initial Investment	Minimum Subsequent Investment
Class A, Class C and Class I	$2,000 for all accounts except: $250, if establishing an Automatic Investment Plan (“AIP”), with recurring monthly investments of at least $50	$50
Class R3, Class R4 and Class R5	No minimum initial investment	None
Class F	$1,000,000 This requirement is waived when the shares are purchased through omnibus accounts (or similar types of accounts).	None
For more information, please see the “How To Buy And Sell Shares” section of the Fund’s statutory prospectus.
You may sell your shares of the Fund on those days when the New York Stock Exchange is open, typically Monday through Friday. You may sell your shares through your financial intermediary. With respect to certain accounts, you may sell your shares on the web at hartfordfunds.com, by phone by calling 1-888-843-7824, by electronic funds transfer, or by wire. In certain circumstances you will need to write to Hartford Funds to request to sell your shares. For regular mail, please send the request to Hartford Funds, P.O. Box 219060, Kansas City, MO 64121-9060. For overnight mail, please send the request to Hartford Funds, 430 W 7th Street, Suite 219060, Kansas City, MO 64105-1407.
50

TAX INFORMATION. The Fund’s distributions are generally taxable, and may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES. If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial professional), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial professional to recommend the Fund over another investment. Ask your financial professional or visit your financial intermediary’s website for more information.
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The Hartford Growth Allocation Fund Summary Section
INVESTMENT OBJECTIVE. The Fund seeks long-term capital appreciation.
YOUR EXPENSES. The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below. Please contact your financial intermediary for more information regarding whether you may be required to pay a brokerage commission or other fees. You may qualify for sales charge discounts for Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in certain classes of Hartford mutual funds or in The Hartford® SMART529® College Savings Plan. More information about these and other discounts is available from your financial professional and in the “How Sales Charges Are Calculated” section beginning on page 101 of the Fund’s statutory prospectus. Descriptions of any financial intermediary specific sales charge waivers and discounts are set forth in Appendix A to the statutory prospectus.
Shareholder Fees (fees paid directly from your investment):
Share Classes	A	C	I	R3	R4	R5	F
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.50%	None	None	None	None	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is less)	None(1)	1.00%	None	None	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Share Classes	A	C	I	R3	R4	R5	F
Management fees	0.10%	0.10%	0.10%	0.10%	0.10%	0.10%	0.10%
Distribution and service (12b-1) fees	0.25%	1.00%	None	0.50%	0.25%	None	None
Other expenses	0.19%	0.27%	0.16%	0.27%	0.23%	0.16%	0.06%
Acquired fund fees and expenses	0.51%	0.51%	0.51%	0.51%	0.51%	0.51%	0.51%
Total annual fund operating expenses(2)	1.05%	1.88%	0.77%	1.38%	1.09%	0.77%	0.67%
(1)
Investments of $1 million or more will not be subject to a front-end sales charge, but may be subject to a 1.00% contingent deferred sales charge.
(2)
“Total annual fund operating expenses” do not correlate to the ratio of expenses to average net assets that is disclosed in the Fund’s annual report in the financial highlights table, which reflects the operating expenses of the Fund and does not include acquired fund fees and expenses.
Example. The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then, except as shown below, redeem all of your shares at the end of those periods. The example also assumes that:
•
Your investment has a 5% return each year
•
The Fund’s operating expenses remain the same
•
You reinvest all dividends and distributions.
Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Share Classes	Year 1	Year 3	Year 5	Year 10
A	$651	$866	$1,098	$1,762
C	$291	$591	$1,016	$2,201
I	$79	$246	$428	$954
R3	$140	$437	$755	$1,657
R4	$111	$347	$601	$1,329
R5	$79	$246	$428	$954
F	$68	$214	$373	$835
If you did not redeem your shares:

C	$191	$591	$1,016	$2,201
52

Portfolio Turnover. The Fund will pay transaction costs, such as commissions, when it buys and sells shares of affiliated exchange traded funds (or “turns over” its portfolio). The Fund will not incur transaction costs when it buys and sells affiliated mutual funds, but it could incur transaction costs if it were to buy and sell other types of securities directly. A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the fiscal year ended October 31, 2023, the Fund’s portfolio turnover rate was 25% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGY. The Fund seeks to meet its investment objective through investment in a combination of other mutual funds and exchange traded funds (“ETFs”) advised by Hartford Funds Management Company, LLC (the “Investment Manager”) or a wholly owned subsidiary of the Investment Manager (the “Underlying Funds”). The Underlying Funds include fixed income funds, equity funds and funds that may have exposures to alternative asset classes, including commodities. The Fund may also invest in one or more unaffiliated money market funds.
The Investment Manager anticipates allocating approximately 65%-95% of the Fund’s total assets to the equity component and approximately 5%-35% of the Fund’s total assets to the fixed income component. The Investment Manager may change these target allocations depending on its analysis of global financial markets and macro-economic trends. The Investment Manager regularly reviews and adjusts the allocations to favor investments in those Underlying Funds that it believes will provide the most favorable outlook for achieving the Fund’s investment objective.
The equity component is generally comprised of domestic, global and international equity funds and/or equity related investments. The fixed income component is generally comprised of fixed income funds investing in several asset classes of varying credit quality and duration profiles and/or fixed income related investments. The Fund may also invest in Underlying Funds that allocate to alternative asset classes, including commodities.
The Underlying Funds use a broad array of investment strategies. The Underlying Funds may invest in many types of instruments, including but not limited to equity and equity related securities across the market capitalization spectrum, corporate and sovereign bonds of varying credit quality and duration, money market instruments and derivatives. The debt securities in which certain Underlying Funds may invest include government, corporate and asset-backed securities with a variety of maturities and qualities that range from investment grade to below investment grade (also referred to as “junk bonds”), and unrated securities determined to be of comparable quality. The Underlying Funds may invest in domestic and foreign securities.
PRINCIPAL RISKS. The principal risks of investing in the Fund are described below. When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. As with any fund, there is no guarantee that the Fund will achieve its investment objective.
Fund of Funds Risk –  The Fund’s investment performance is directly related to the investment performance of the Underlying Funds it holds and changes in the value of such Underlying Funds may have a significant effect on the net asset value of the Fund. If one or more Underlying Funds fail to meet their investment objectives, the Fund’s performance could be negatively affected. By investing in the Fund, you will indirectly bear fees and expenses charged by the Underlying Funds, in addition to the Fund’s direct fees and expenses. Management of the Fund entails potential conflicts of interest because the Fund invests in affiliated Underlying Funds. To mitigate these conflicts, the Investment Manager has implemented a conflicts of interest policy. The Fund is also subject to the risks associated with the Underlying Funds in proportion to its investment. The risks of the Underlying Funds include risks specific to their strategies, such as:
•
Fixed Income Risk –  Risks related to fixed income investments include credit risk, interest rate risk and call risk, among others. Credit risk is the risk that the issuer of a security or other instrument will not be able to make principal and interest payments when due. Interest rate risk is the risk that your investment may go down in value when interest rates rise, because when interest rates rise, the prices of bonds and fixed rate loans fall. Call risk is the risk that an issuer, especially during a period of falling interest rates, may redeem a security by repaying it early, which may reduce an Underlying Fund’s income if the proceeds are reinvested at lower interest
53

rates. The risks associated with mortgage related- and asset-backed securities as well as collateralized loan obligations (CLOs) include credit, interest-rate, prepayment, liquidity, default and extension risks. The purchase of securities in the To-Be-Announced (TBA) market can result in additional price and counterparty risk.
•
Equity Risk –  The risk that the price of equity or equity related securities may decline due to changes in a company’s financial condition and overall market and economic conditions. The securities of large market capitalization companies may underperform other segments of the market because such companies may be less responsive to competitive challenges and opportunities and may be unable to attain high growth rates during periods of economic expansion. The securities of small capitalization and mid capitalization companies involve greater risks than stocks of larger, more established companies and may be subject to more abrupt or erratic price movements. For dividend-paying stocks, dividends are not guaranteed and may decrease without notice. Different investment styles may go in and out favor, which may cause a fund to underperform the broader stock market.
•
Foreign Investments, Emerging Markets and Currency Risk –  Investments in foreign securities may be riskier than investments in U.S. securities. Differences between the U.S. and foreign regulatory regimes and securities markets, including the less stringent investor protection and disclosure standards of some foreign markets, as well as political and economic developments in foreign countries and regions, may affect the value of an Underlying Fund’s investments in foreign securities. The risks related to investing in foreign securities are generally greater with respect to investments in companies that conduct their principal business activities in emerging markets or whose securities are traded principally on exchanges in emerging markets. Changes in currency exchange rates may also adversely affect an Underlying Fund’s foreign investments.
•
Derivatives Risk –  Derivatives are instruments whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed an Underlying Fund’s original investment. Successful use of derivative instruments by an Underlying Fund depends on the sub-adviser’s judgment with respect to a number of factors and such Underlying Fund’s performance could be worse and/or more volatile than if it had not used these instruments. In addition, the fluctuations in the value of derivatives may not correlate perfectly with the value of any portfolio assets being hedged, the performance of the asset class to which the sub-adviser seeks exposure, or the overall securities markets.
•
Liquidity Risk –  The risk that the market for a particular investment or type of investment is or becomes relatively illiquid, making it difficult for an Underlying Fund to sell that investment at an advantageous time or price. Illiquidity may be due to events relating to the issuer of the securities, market events, rising interest rates, economic conditions or investor perceptions. Illiquid securities may be difficult to value and their value may be lower than the market price of comparable liquid securities, which would negatively affect an Underlying Fund’s performance.
•
ETF Specific Risk –  ETFs are also subject to the following risks: (i) the market price of an ETF’s shares may trade above or below net asset value; (ii) there may be an inactive trading market for an ETF; and (iii) trading of an ETF’s shares may be halted, delisted, or suspended on the listing exchange. The Fund will pay brokerage commissions in connection with the purchase and sale of shares of ETFs.
Market Risk –  Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Securities of a company may decline in value due to its financial prospects and activities, including certain operational impacts, such as data breaches and cybersecurity attacks. Securities may also decline in value due to general market and economic movements and trends, including adverse changes to credit markets, or as a result of other events such as geopolitical events, natural disasters, or widespread pandemics (such as COVID-19) or other adverse public health developments.
Active Investment Management Risk –  The risk that, if the Investment Manager’s investment strategy does not perform as expected, the Fund could underperform its peers or lose money.
Large Shareholder Transaction Risk –  The Fund may experience adverse effects when certain large shareholders redeem or purchase large amounts of shares of the Fund. Such redemptions may cause the Fund to sell securities at times when it would not otherwise do so or borrow money (at a cost to the Fund), which may negatively impact the Fund’s performance and liquidity. Similarly, large purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs.
54

The Fund is subject to certain other risks. For more information regarding risks and investments, please see “Additional Information Regarding Investment Strategies and Risks” and “More Information About Risks” in the Fund’s statutory prospectus.
PAST PERFORMANCE. The performance information indicates the risks of investing in the Fund. Keep in mind that past performance does not indicate future results. Updated performance information is available at hartfordfunds.com. The returns in the bar chart and table:
•
Assume reinvestment of all dividends and distributions
•
Prior to June 1, 2014, reflect the Fund’s performance when the Fund pursued a modified strategy and was managed by a sub-adviser
•
Reflect fee waivers and/or expense limitation arrangements, if any. Absent any applicable fee waivers and/or expense limitation arrangements, performance would have been lower.
The bar chart:
•
Shows how the Fund’s total return has varied from year to year
•
Returns do not include sales charges. If sales charges were reflected, returns would have been lower
•
Shows the returns of Class A shares. Returns for the Fund’s other classes differ only to the extent that the classes do not have the same expenses.
Total returns by calendar year (excludes sales charges)

During the periods shown in the chart above:	Returns	Quarter Ended
Best Quarter Return	17.05%	June 30, 2020
Worst Quarter Return	-19.81%	March 31, 2020
Average Annual Total Returns. The table below shows returns for the Fund over time compared to those of the Fund’s blended benchmark and the indices that comprise the blended benchmark, which are broad-based market indices. The blended benchmark is calculated by Hartford Funds Management Company, LLC. After-tax returns, which are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes, are shown only for Class A shares and will vary for other classes. Actual after-tax returns, which depend on an investor’s particular tax situation, may differ from those shown and are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. For more information regarding returns, see the “Performance Notes” section in the Fund’s statutory prospectus.
55

Average annual total returns for periods ending December 31, 2023 (including sales charges)
Share Classes	1 Year	5 Years	10 Years
Class A – Return Before Taxes	8.66%	7.35%	4.91%
– Return After Taxes on Distributions	8.25%	6.12%	3.28%
– Return After Taxes on Distributions and Sale of Fund Shares	5.40%	5.66%	3.49%
Share Classes (Return Before Taxes)
Class C	13.06%	7.69%	4.69%
Class I	15.35%	8.88%	5.82%
Class R3	14.56%	8.21%	5.16%
Class R4	14.95%	8.53%	5.48%
Class R5	15.38%	8.87%	5.80%
Class F*	15.35%	8.96%	5.89%
55% Russell 3000 Index/ 25% MSCI ACWI ex USA Index (Net)/ 20% Bloomberg US Aggregate Bond Index	19.13%	10.48%	7.78%
Russell 3000 Index (reflects no deduction for fees, expenses or taxes)	25.96%	15.16%	11.48%
MSCI ACWI ex USA Index (Net) (reflects reinvested dividends net of withholding taxes but reflects no deduction for fees, expenses or other taxes)	15.62%	7.08%	3.83%
Bloomberg US Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	5.53%	1.10%	1.81%
*
Class F shares commenced operations on February 28, 2017 and performance prior to that date is that of the Fund’s Class I shares. Performance prior to an inception date of a class has not been adjusted to reflect the operating expenses of such class.
MANAGEMENT. The Fund’s investment manager is Hartford Funds Management Company, LLC (the “Investment Manager”).
Portfolio Manager	Title	Involved with Fund Since
Vernon J. Meyer, CFA	Managing Director and Chief Investment Officer of the Investment Manager	2014
Allison Mortensen, CFA	Head of Multi-Asset Solutions and Managing Director at Hartford Funds and Vice President of the Investment Manager	2015
James S. Glendon, CFA	Portfolio Manager at Hartford Funds	2022
PURCHASE AND SALE OF FUND SHARES. Not all share classes are available for all investors. Minimum investment amounts may be waived for certain accounts. Certain financial intermediaries may impose different restrictions than those described below.
Share Classes	Minimum Initial Investment	Minimum Subsequent Investment
Class A, Class C and Class I	$2,000 for all accounts except: $250, if establishing an Automatic Investment Plan (“AIP”), with recurring monthly investments of at least $50	$50
Class R3, Class R4 and Class R5	No minimum initial investment	None
Class F	$1,000,000 This requirement is waived when the shares are purchased through omnibus accounts (or similar types of accounts).	None
For more information, please see the “How To Buy And Sell Shares” section of the Fund’s statutory prospectus.
You may sell your shares of the Fund on those days when the New York Stock Exchange is open, typically Monday through Friday. You may sell your shares through your financial intermediary. With respect to certain accounts, you may sell your shares on the web at hartfordfunds.com, by phone by calling 1-888-843-7824, by electronic funds transfer, or by wire. In certain circumstances you will need to write to Hartford Funds to request to sell your shares. For regular mail, please send the request to Hartford Funds, P.O. Box 219060, Kansas City, MO 64121-9060. For overnight mail, please send the request to Hartford Funds, 430 W 7th Street, Suite 219060, Kansas City, MO 64105-1407.
56

TAX INFORMATION. The Fund’s distributions are generally taxable, and may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES. If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial professional), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial professional to recommend the Fund over another investment. Ask your financial professional or visit your financial intermediary’s website for more information.
57

Additional Information Regarding Investment Strategies and Risks
Information about the investment objective and principal investment strategy for each of The Hartford Balanced Income Fund (the “Balanced Income Fund”), Hartford AARP Balanced Retirement Fund (the “Balanced Retirement Fund”), Hartford Multi-Asset Income Fund (the “Multi-Asset Income Fund”), Hartford Real Asset Fund (the “Real Asset Fund”), The Hartford Checks and Balances Fund (the “Checks and Balances Fund”), The Hartford Conservative Allocation Fund (the “Conservative Allocation Fund”), Hartford Moderate Allocation Fund (the “Moderate Allocation Fund”) and The Hartford Growth Allocation Fund (the “Growth Allocation Fund”) (each, a “Fund,” and collectively, the “Funds”) is provided in that Fund’s summary section. Additional information regarding the principal investment strategy and other investment policies for each Fund is provided below.
BALANCED INCOME FUND
Wellington Management does not attempt to engage in short-term market timing among asset categories. As a result, shifts in asset allocation are expected to be gradual.
The fixed income portion of the Fund will invest primarily in investment grade debt (securities rated at least “BBB” by S&P or “Baa” by Moody’s or “BBB” by Fitch, or if unrated, securities deemed by Wellington Management to be of comparable quality). The fixed income portion of the Fund may additionally invest in other fixed income sectors including non-investment grade debt (securities rated “Ba” or lower by Moody’s, “BB” or lower by S&P or “BB” or lower by Fitch, or if unrated, securities deemed by Wellington Management to be of comparable quality), municipal securities, mortgage-backed securities and asset-backed securities, and emerging market debt. Debt securities rated below investment grade are commonly referred to as “high yield-high risk securities” or “junk bonds.”
The investment approach for the equity portion of the Fund is based on the fundamental analysis of dividend-paying companies with market capitalizations generally above $2 billion that have below average estimated price-to-earnings ratios. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of value. The equity portion of the Fund uses a contrarian approach focused on longer term economic fundamentals. The typical purchase candidate may be characterized as an overlooked or misunderstood company with sound fundamentals. Holdings are frequently in companies that the Fund’s sub-adviser believes are viable, growing businesses with solid financial strength in industries that are temporarily out of favor and under-researched by institutions. Portfolio construction is driven primarily by security selection. Limited consideration is given to economic analysis in establishing sector and industry weightings. As part of its investment process, the investment team may consider the research provided by Wellington Management’s Global Industry Analysts (GIAs), who provide in-depth company analysis by sector coverage, in addition to other resources and tools. When evaluating investments for the Fund, the investment team also has access to, and may consider, proprietary environmental, social and/or governance (“ESG”) research prepared by Wellington Management’s dedicated ESG team to help evaluate a company’s (or issuer’s) risk and return potential. Wellington Management believes financially material ESG characteristics can impact the performance of the companies (or issuers) in which it invests. The investment team has discretion to determine the level at which financially material ESG characteristics are imbedded into its overall analysis.
In addition to the principal strategies described in the summary section, the Fund may also (1) enter into bond forwards; (2) invest in other investment companies (including exchange traded funds (ETFs)); (3) invest in exchange traded notes; (4) invest in convertible securities, including contingent capital securities (also known as contingent convertible securities or CoCos); and (5) use other types of derivative instruments.
BALANCED RETIREMENT FUND
The Fund allocates its assets among a broad range of investments. Wellington Management Company LLP, the Fund’s sub-adviser (“Wellington Management”) actively manages the Fund’s asset allocation in accordance with its investment strategy. Wellington Management combines top-down global macroeconomic and currency views with bottom-up fundamental research from specialized investment teams to seek to identify what Wellington Management believes to be the most attractive investment opportunities in the global fixed income and equity markets. Wellington Management uses both fundamental and quantitative risk management tools to identify the investment opportunities and construct the portfolio. The Fund’s portfolio management team regularly consults with portfolio analysts and risk specialists at Wellington Management. Investment opportunities are expressed in the Fund in various ways, including at times thematically. A portion of the Fund’s assets may be invested in securities that Wellington Management believes exhibit low volatility. As part of its investment process, the investment team may consider the research provided by Wellington Management’s Global Industry Analysts (GIAs), who provide in-depth company analysis by sector coverage, in addition to other resources and tools. When evaluating investments for the Fund, the investment team also has
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access to, and may consider, proprietary environmental, social and/or governance (“ESG”) research prepared by Wellington Management’s dedicated ESG team to help evaluate a company’s (or issuer’s) risk and return potential. Wellington Management believes financially material ESG characteristics can impact the performance of the companies (or issuers) in which it invests. The investment team has discretion to determine the level at which financially material ESG characteristics are imbedded into its overall analysis.
In addition to the types of securities and other investments referenced in the summary section, the Fund may also (1) invest in “to-be-announced” investments, including when-issued and delayed delivery securities and forward commitment transactions; (2) engage in short-selling of “to-be-announced” investments; (3) enter into bond forwards; (4) invest in exchange traded notes; and (5) use other types of derivative instruments, such as forward currency contracts.
MULTI-ASSET INCOME FUND
In addition to the principal strategies described in the summary section, the Fund may also (1) invest in “to-be-announced” investments, including when-issued and delayed delivery securities and forward commitment transactions; (2) engage in short-selling of “to-be-announced” investments; (3) enter into bond forwards; (4) invest in exchange traded notes; (5) invest in other investment companies (including exchange traded-funds (ETFs)); (6) invest in collateralized loan obligations; (7) invest in municipal bonds; (8) invest in master limited partnerships; (9) invest in contingent capital securities (also known as contingent convertible securities or CoCos), a type of convertible security; (10) invest in other equity securities, such as depositary receipts, real estate-related securities such as real estate investment trusts (REITs), preferred stock, rights and warrants; and (11) use other types of derivative instruments, such as forward currency contracts.
Wellington Management combines top-down global macroeconomic and currency views with bottom-up fundamental research from specialized investment teams to seek to identify what Wellington Management believes to be the most attractive investment opportunities in the global fixed income and equity markets. Wellington Management uses both fundamental and quantitative risk management tools to identify the investment opportunities and construct the portfolio. The portfolio managers regularly consult with portfolio analysts and risk specialists at Wellington Management. Investment opportunities are expressed in the Fund in various ways, including at times thematically. To implement their investment ideas, the portfolio managers may allocate a portion of the Fund’s assets to active strategies managed by specialized investment teams at Wellington Management that invest the allocated assets in accordance with the Fund’s investment strategy. A portion of the Fund’s assets may be invested in securities that Wellington Management believes exhibit low volatility. As part of its investment process, the investment team may consider the research provided by Wellington Management’s Global Industry Analysts (GIAs), who provide in-depth company analysis by sector coverage, in addition to other resources and tools. When evaluating investments for the Fund, the investment team also has access to, and may consider, proprietary environmental, social and/or governance (“ESG”) research prepared by Wellington Management’s dedicated ESG team to help evaluate a company’s (or issuer’s) risk and return potential. Wellington Management believes financially material ESG characteristics can impact the performance of the companies (or issuers) in which it invests. The investment team has discretion to determine the level at which financially material ESG characteristics are imbedded into its overall analysis.
REAL ASSET FUND
The equity portion of the Fund employs what is often called a “bottom-up” approach, which is the use of fundamental analysis to select specific securities from a variety of industries. The fixed income portion of the Fund will invest primarily in inflation protected securities, which include, among others, Treasury Inflation Protected Securities (TIPS), U.S. government agency inflation-linked securities, inflation-linked corporate bonds, non-U.S. dollar denominated inflation-linked securities, and emerging market inflation-linked securities. Additionally, the fixed income portion of the Fund may (1) invest in U.S. government and U.S. government agency nominal securities; (2) invest in sovereign debt; (3) invest in non-investment grade fixed income securities (also known as “junk bonds”); and (4) enter into bond forwards. In addition to the principal strategies described in the summary section, the Fund may also invest in other investment companies (including exchange traded funds (ETFs)), exchange traded notes (ETNs) and restricted securities and may use other types of derivative instruments, such as forward currency contracts.
As part of its investment process, the investment team may consider the research provided by Wellington Management’s Global Industry Analysts (GIAs), who provide in-depth company analysis by sector coverage, in addition to other resources and tools. When evaluating investments for the Fund, the investment team also has access to, and may consider, proprietary environmental, social and/or governance (“ESG”) research prepared by Wellington Management’s dedicated ESG team to help evaluate a company’s (or issuer’s) risk and return potential. Wellington
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Management believes financially material ESG characteristics can impact the performance of the companies (or issuers) in which it invests. The investment team has discretion to determine the level at which financially material ESG characteristics are imbedded into its overall analysis.
CHECKS AND BALANCES FUND
Each Underlying Fund’s investment objective is set forth below along with a summary of its principal investment strategy. For further details regarding each of the Underlying Funds, please refer to each Underlying Fund’s prospectus. You may obtain an Underlying Fund’s prospectus by calling 1-888-843-7824, or online at hartfordfunds.com. A portion of the Fund may be held in cash or unaffiliated money market funds due to purchase and redemption activity and short-term cash needs. The Fund may add to or change the Underlying Funds in which the Fund invests without the approval of shareholders.
Underlying Fund	Investment Objective	Summary of Principal Investment Strategy
The Hartford Capital Appreciation Fund	The fund seeks growth of capital.
The fund normally invests at least 65% of its net assets in common stocks. The fund may invest in securities of any market capitalization, but tends to focus on medium and large companies. The fund seeks its investment objective by employing a multiple sleeve structure, which means the fund has several components that are managed separately using different investment styles.

The Hartford Dividend and Growth Fund	The fund seeks a high level of current income consistent with growth of capital.
The fund invests primarily in a portfolio of equity securities that typically have above average dividend yields and whose prospects for capital appreciation are considered favorable by the sub-adviser, Wellington Management
Company LLP (“Wellington Management”). Under normal market and economic conditions, at least 80% of the fund’s net assets are invested in dividend paying equity securities. The fund tends to focus on securities of larger, well-
established companies with market capitalizations similar to those of companies in the S&P 500 Index. The fund may invest up to 20% of its net assets in securities of foreign issuers and non-dollar securities. The fund’s portfolio seeks to be broadly diversified by company and industry. Based on market or economic conditions, the fund may, through its stock selection process, focus in one or more sectors of the market.

Hartford Total Return Bond ETF	The fund seeks a competitive total return, with income as a secondary objective.
Under normal circumstances, the fund invests at least 80% of its assets in bonds that the fund’s sub-adviser, Wellington Management, considers to be attractive from a total return perspective along with current income. The fund may invest up to 20% of its net assets in securities rated below investment grade (also known as “junk bonds”). The fund may use derivatives to manage portfolio risk or for other investment purposes.
Additionally, the fund may invest up to 40% of its net assets in debt securities of foreign issuers, including from emerging markets, and up to 20% of its net assets in non-dollar securities. The fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis, including securities acquired or sold in the “to be announced” (TBA) market. The fund may invest in “Rule 144A” securities. The fund may trade securities actively.
Although the fund may invest in securities and other instruments of any maturity or duration, the fund normally invests in debt securities with a maturity of at least one year. There is no limit on the average maturity of the fund’s portfolio.

CONSERVATIVE ALLOCATION FUND, MODERATE ALLOCATION FUND AND GROWTH ALLOCATION FUND
The following is a summary of the investment objectives of the Underlying Funds in which each of Conservative Allocation Fund, Moderate Allocation Fund and Growth Allocation Fund (each an “Asset Allocation Fund”) may invest as of March 1, 2024. The specific Underlying Funds in which each Asset Allocation Fund may invest, and the allocations to the Underlying Funds and the particular components, may change from time to time without notice to shareholders. The Underlying Funds may change their investment objectives or policies without the approval of an Asset Allocation Fund. With respect to each Asset Allocation Fund, the Investment Manager regularly reviews and adjusts the allocations to favor investments in those Underlying Funds that it believes will provide the most favorable outlook for achieving the Fund’s investment objective. In determining the allocations to the Underlying Funds, the Investment Manager considers certain factors, such as market conditions, volatility, risk exposure, and performance of the Underlying Funds. A portion of each Asset Allocation Fund’s assets may be held in cash or unaffiliated money market funds due to purchase and redemption activity and short-term cash needs. Each Asset Allocation Fund may invest in other funds that are not listed
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below at the discretion of the Investment Manager. For a description of the Underlying Funds’ investment strategies, policies, risks and expenses please see the Underlying Funds’ prospectuses and statements of additional information, which are available without charge on the Funds’ website at hartfordfunds.com or by calling 1-888-843-7824.
Fund	Investment Objective
The Hartford Balanced Income Fund	The fund seeks to provide current income with growth of capital as a secondary objective.
The Hartford Capital Appreciation Fund	The fund seeks growth of capital.
Hartford Schroders China A Fund	The fund seeks long-term capital appreciation.
Hartford Climate Opportunities Fund	The fund seeks long-term capital appreciation.
Hartford Core Equity Fund	The fund seeks growth of capital.
Hartford Schroders Core Fixed Income Fund	The fund seeks long-term total return consistent with the preservation of capital.
Hartford Schroders Diversified Emerging Markets Fund	The fund seeks long-term capital appreciation.
The Hartford Dividend and Growth Fund	The fund seeks a high level of current income consistent with growth of capital.
Hartford Dynamic Bond Fund	The fund seeks to provide long-term total return.
Hartford Emerging Markets Equity Fund	The fund seeks long-term capital appreciation.
Hartford Schroders Emerging Markets Equity Fund	The fund seeks capital appreciation.
The Hartford Emerging Markets Local Debt Fund	The fund seeks capital appreciation and income.
Hartford Schroders Emerging Markets Multi- Sector Bond Fund	The fund seeks to provide a return of long-term capital growth and income.
The Hartford Equity Income Fund	The fund seeks a high level of current income consistent with growth of capital.
The Hartford Floating Rate Fund	The fund seeks to provide high current income, and long-term total return.
Hartford Global Impact Fund	The fund seeks long-term capital appreciation.
The Hartford Growth Opportunities Fund	The fund seeks capital appreciation.
The Hartford Healthcare Fund	The fund seeks long-term capital appreciation.
The Hartford High Yield Fund	The fund seeks to provide high current income, and long-term total return.
The Hartford Inflation Plus Fund	The fund seeks a total return that exceeds the rate of inflation over an economic cycle.
Hartford Schroders International Contrarian Value Fund	The fund seeks long-term capital appreciation.
Hartford International Equity Fund	The fund seeks long-term capital appreciation.
The Hartford International Growth Fund	The fund seeks capital appreciation.
Hartford Schroders International Multi-Cap Value Fund	The fund seeks long-term capital appreciation.
The Hartford International Opportunities Fund	The fund seeks long-term growth of capital.
Hartford Schroders International Stock Fund	The fund seeks long-term capital appreciation through investment in securities markets outside the United States.
The Hartford International Value Fund	The fund seeks long-term total return.
Hartford Low Duration High Income Fund	The fund seeks to provide high level of income.
The Hartford MidCap Fund	The fund seeks long-term growth of capital.
The Hartford MidCap Value Fund	The fund seeks long-term capital appreciation.
Hartford Multi-Asset Income Fund	The fund seeks to provide a high level of current income consistent with growth of capital.
The Hartford Municipal Opportunities Fund	The fund seeks to provide current income that is generally exempt from federal income taxes, and long-term total return.
Hartford Municipal Short Duration Fund	The fund seeks to provide current income that is generally exempt from federal income taxes, and long-term total return.
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Fund	Investment Objective
Hartford Real Asset Fund	The fund seeks to provide long-term total returns that outpace inflation over a macroeconomic cycle.
The Hartford Short Duration Fund	The fund seeks to provide current income and long-term total return.
The Hartford Small Cap Growth Fund	The fund seeks long-term capital appreciation.
Hartford Small Cap Value Fund	The fund seeks long-term capital appreciation.
The Hartford Small Company Fund	The fund seeks growth of capital.
The Hartford Strategic Income Fund	The fund seeks to provide current income and long-term total return.
Hartford Schroders Sustainable International Core Fund	The fund seeks long-term capital appreciation while giving special consideration to certain sustainability criteria.
Hartford Sustainable Municipal Bond Fund	The fund seeks to provide current income that is generally exempt from federal income taxes, and long-term total return, through investments within a sustainability framework.
Hartford Schroders Tax-Aware Bond Fund	The fund seeks total return on an after-tax basis.
The Hartford Total Return Bond Fund	The fund seeks a competitive total return, with income as a secondary objective.
Hartford Schroders US MidCap Opportunities Fund	The fund seeks capital appreciation.
Hartford Schroders US Small Cap Opportunities Fund	The fund seeks capital appreciation.
The Hartford World Bond Fund	The fund seeks capital appreciation with income as a secondary goal.
Hartford AAA CLO ETF	The fund seeks to provide capital preservation and current income.
Hartford Schroders Commodity Strategy ETF	The fund seeks to provide long-term total return.
Hartford Core Bond ETF	The fund seeks to provide long-term total return.
Hartford Large Cap Growth ETF (“Large Cap Growth ETF”)	The fund seeks capital appreciation.
Hartford Municipal Opportunities ETF	The fund seeks to provide current income that is generally exempt from federal income taxes and long-term total return.
Hartford Quality Value ETF	The fund seeks long-term capital appreciation.
Hartford Sustainable Income ETF	The fund seeks to provide current income and long-term total return, within a sustainability framework.
Hartford Schroders Tax-Aware Bond ETF	The fund seeks total return on an after-tax basis.
Hartford Total Return Bond ETF	The fund seeks a competitive total return, with income as a secondary objective.
Hartford Multifactor Developed Markets (ex- US) ETF
The fund seeks to provide investment results that, before fees and expenses, correspond to the total return performance of an index that tracks the performance of companies located in major developed markets of Europe, Canada and the Pacific Region.

Hartford Disciplined US Equity ETF
The fund seeks to provide investment results that, before fees and expenses, correspond to the total return performance of an index that tracks the performance of exchange traded U.S. large cap equity securities.

Hartford Multifactor Diversified International ETF
The fund seeks to provide investment results that, before fees and expenses, correspond to the total return performance of an index that tracks the performance of companies located in both developed and emerging markets.

Hartford Multifactor Emerging Markets ETF	The fund seeks to provide investment results that, before fees and expenses, correspond to the total return performance of an index based upon the emerging markets of the world.
Hartford Longevity Economy ETF
The fund seeks to provide investment results that, before fees and expenses, correspond to the total return performance of the Hartford
Longevity Economy Index (LHLGEX), which is designed to generate attractive risk-adjusted returns by investing in companies that comprise industries that reflect certain themes that are expected to benefit from the growth of the aging population and the substantial buying power it represents.

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Fund	Investment Objective
Hartford Multifactor Small Cap ETF
The fund seeks to provide investment results that, before fees and expenses, correspond to the total return performance of an index that tracks the performance of small capitalization exchange traded equity securities.

Hartford Multifactor US Equity ETF
The fund seeks to provide investment results that, before fees and expenses, correspond to the total return performance of an index that tracks the performance of exchange traded U.S. equity securities.

Hartford US Quality Growth ETF
The fund seeks to provide investment results that, before fees and expenses, correspond to the total return performance of an index that tracks the performance of exchange traded US large cap equity securities and is designed to consist of US equities with favorable growth characteristics while maintaining what is considered to be enhanced exposure to quality while also providing reasonable exposure to value and momentum.

Hartford US Value ETF
The fund seeks to provide investment results that, before fees and expenses, correspond to the total return performance of an index that tracks the performance of exchange traded US large cap equity securities and is designed to consist of US equities with favorable value characteristics and relatively lower market valuations.

DURATION
Duration is a measure of the sensitivity of a fixed income security’s price to changes in interest rates. For example, the price of a bond fund with an average duration of two years would be expected to fall approximately 2% if interest rates rose by one percentage point. Securities with longer durations tend to be more sensitive to interest rate (or yield) changes than securities with shorter durations.
Foreign and Emerging Market Investments
Fund Assets Sub-Advised by Wellington Management
Unless stated otherwise in a Fund’s principal investment strategy, investments are deemed to be “foreign” (a) if an issuer’s domicile or location of headquarters is in a foreign country or (b) it is a foreign currency. Unless stated otherwise in a Fund’s principal investment strategy, emerging markets are those markets (1) included in emerging market or equivalent classifications by the United Nations (and its agencies); (2) having per capita income in the low to middle ranges, as determined by the World Bank; or (3) the Fund’s benchmark index provider designates as emerging. Unless stated otherwise in a Fund’s principal investment strategy, investments are deemed to be “emerging” (a) if an issuer’s domicile or location of headquarters is in an emerging market; or (b) it is an emerging market currency.
Use of Cash or Money Market Investments
Each Fund may participate in a cash sweep program whereby the Fund’s uninvested cash balance is used to purchase shares of affiliated or unaffiliated money market funds or cash management pooled investment vehicles at the end of each day. To the extent a Fund invests its uninvested cash through a sweep program, it is subject to the risks of the account or fund into which it is investing, including liquidity issues that may delay the Fund from accessing its cash.
Each Fund may also invest some or all of its assets in cash, high quality money market instruments (including, but not limited to U.S. government securities, bank obligations, commercial paper and repurchase agreements involving the foregoing securities) and shares of money market funds for temporary defensive purposes in response to adverse market, economic or political conditions. In addition, each Fund may invest some of its assets in these instruments to maintain liquidity, for cash management purposes, or in response to atypical circumstances such as unusually large cash inflows or redemptions. Under such conditions, a Fund may not invest in accordance with its investment objective or principal investment strategy. As a result, there is no assurance that a Fund will achieve its investment objective and it may lose the benefit of market upswings.
Participation in Securities Lending Activities
Each Fund may lend portfolio securities to certain borrowers in U.S. and non-U.S. markets in an amount not to exceed one third (33  1∕3%) of the value of its total assets. The Checks and Balances Fund and the Asset Allocation Funds do not currently engage in securities lending.
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Operational Risks Associated with Cybersecurity
A Fund and its service providers’ use of internet, technology and information systems may expose the Fund to potential risks linked to cybersecurity breaches of those technological or information systems. Cybersecurity breaches, amongst other things, could allow an unauthorized party to gain access to proprietary information, customer data, or fund assets, or cause a Fund and/or its service providers to suffer data corruption or lose operational functionality. For instance, cybersecurity breaches may interfere with the processing of shareholder transactions, impact a Fund’s ability to calculate its NAV, cause the release of private shareholder information or confidential business information, impede trading, subject the Fund to regulator fines or financial losses and/or cause reputational damage.
Consequences of Portfolio Trading Practices
A Fund may have a relatively high portfolio turnover and may, at times, engage in short-term trading. Such activity could produce higher brokerage expenses for the Fund and higher taxable distributions to the Fund’s shareholders and, therefore, could adversely affect the Fund’s performance. Each Fund is not managed to achieve a particular tax result for shareholders. Shareholders should consult their own tax advisor for individual tax advice.
About EACH Fund’s Investment Objective
Each Fund’s investment objective may be changed by the Fund’s Board without approval of the shareholders of the Fund. Each Fund’s prospectus will be updated prior to any change in the Fund’s investment objective.
Investment POLICIES
The Real Asset Fund has a name that suggests a focus on a particular type of investment. In accordance with Rule 35d-1 under the Investment Company Act of 1940, as amended (the “1940 Act”), the Fund has adopted a policy that it will, under normal circumstances, invest at least 80% of its assets, which means net assets plus the amount of any borrowings for investment purposes, in investments of the type suggested by its name, as set forth in the Fund’s Principal Investment Strategy section (“80% Policy”). This requirement is applied at the time the Fund invests its assets. If, subsequent to an investment by the Fund, this requirement is no longer met, the Fund’s future investments will be made in a manner that will bring the Fund into compliance with this requirement. In addition, in appropriate circumstances, synthetic investments may count toward the 80% minimum if they have economic characteristics similar to the other investments included in the basket. The Fund’s 80% Policy is not a “fundamental” one, which means that it may be changed without the vote of a majority of the Fund’s outstanding shares as defined in the 1940 Act. The name of the Fund may be changed at any time by a vote of the Fund’s Board of Directors. Shareholders will be given written notice at least 60 days prior to any change by the Fund of its 80% Policy covered by Rule 35d-1.
Additional Investment Strategies and Risks
Each Fund may invest in various securities and engage in various investment techniques that are not the principal focus of the Fund and, therefore, are not described in this prospectus. These securities and techniques, together with their risks, are discussed in the Funds’ Combined Statement of Additional Information (“SAI”), which may be obtained free of charge by contacting the Funds (see back cover for address, phone number and website address).
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More Information About Risks
The principal and certain additional risks of investing in each Fund are described below. When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment. Many factors affect each Fund’s performance. An investment in a Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. There is no assurance that a Fund will achieve its investment objective, and you should not consider any one fund alone to be a complete investment program. The different types of securities, investments, and investment techniques used by each Fund and/or Underlying Funds have varying degrees of risk. The SAI contains more detailed information about the Funds’ investment policies and risks. References to “Fund” in this section include the Fund or an Underlying Fund, as applicable.
√ Principal Risk X Additional Risk	Balanced Income Fund	Balanced Retirement Fund	Multi-Asset Income Fund	Real Asset Fund
Active Investment Management Risk	√	√	√	√
Active Trading Risk		√	√	√
Asset Allocation Risk	√	√	√	√
Bond Forwards Risk	X	X	X	X
Call Risk	X	√	√	X
Commodities Related Investments Risk				√
Convertible Securities Risk	X	X	X
Counterparty Risk	X	X	X	X
Credit Risk	√	√	√	√
Credit Risk Transfer Securities Risk
Currency Risk	√	√	√	√
Depositary Receipts Risk	X	X	X	X
Derivatives Risk	√	√	√	√
Forward Currency Contracts Risk	√	X	X	X
Forward Rate Agreements Risk
Futures and Options Risk	√	√	√	X
Hedging Risk	X	X	X	X
Swaps Risk	√	√	√	X
Dividend Risk	√	√	√
Dollar Rolls Risk		X
Equity Linked Notes (ELN) Risk			√
Equity Risk	√	√	√	√
Large Cap Securities Risk	X	X	X	X
Mid Cap Securities Risk	X	X	X	X
Small Cap Securities Risk	X	X	X	X
ESG Integration Risk	X	X	X	X
Event Risk	X	X	X	X
Exchange Traded Notes Risk	X	X	X	X
Focused Portfolio Risk
Foreign Investments Risk	√	√	√	√
Sovereign Debt Risk	X	√	√	X
Emerging Markets Risk	X	√	√	√
Fund of Funds Risk
Growth Investing Style Risk
Healthcare Concentration Risk
High Yield Investments Risk	X	√	√	X
Distressed Securities Risk
Illiquid Investments Risk	X	X	X	X
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√ Principal Risk X Additional Risk	Balanced Income Fund	Balanced Retirement Fund	Multi-Asset Income Fund	Real Asset Fund
Impact and Climate Change Investing Risk
Inflation-Protected Securities Risk		X	X	√
Inflation Risk	X	X	X	X
Interest Rate Risk	√	√	√	√
Inverse Floater Risk
Large Shareholder Transaction Risk	√	√	√	√
Leverage Risk	√	√	√	√
Liquidity Risk	X	X	√	X
Loans and Loan Participations Risk		√	√	X
Market Risk	√	√	√	√
Master Limited Partnership Risk		X	X
Mortgage-Related and Other Asset-Backed Securities Risk	X	√	√
Collateralized Loan Obligations Risk			X
Municipal Securities Risk	X		X
Natural Resources Industry Concentration Risk				√
New Fund Risk
Other Investment Companies Risk	X	√	X	X
Semi-Transparent ETF Structure Risk
Passive Investment Management Risk
Preferred Stock Risk	X	X	X	X
Private Placement Risk	X	X	X	X
Quantitative Investing Risk		X	√
Real Estate Related Securities Risk	X	X	X	√
Repurchase Agreements Risk		X
Restricted Securities Risk	√	√	√	X
Reverse Repurchase Agreements Risk		X
Sector Risk
Securities Lending Risk	X	X	X	X
Short Sales of To Be Announced (TBA) Securities Risk		X	X
Stripped Securities Risk
Structured Securities Risk
Subsidiary Risk				√
Sustainable Investing Risk
To Be Announced (TBA) Transactions Risk	X	√	X	X
U.S. Government Securities Risk		√	√	√
Use as an Underlying Fund Risk	X		X	X
Valuation Risk	X	X	X	X
Value Investing Style Risk	√
Volatility Risk			√	√
Warrants Risk			X
Zero Coupon Securities Risk	X	X	X

√ Principal Risk X Additional Risk	Checks and Balances Fund	Conservative Allocation Fund	Moderate Allocation Fund	Growth Allocation Fund
Active Investment Management Risk		√	√	√
Active Trading Risk	X	X	X	X
Asset Allocation Risk	X	X	X	X
Bond Forwards Risk	X	X	X	X
Call Risk	X	X	X	X
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√ Principal Risk X Additional Risk	Checks and Balances Fund	Conservative Allocation Fund	Moderate Allocation Fund	Growth Allocation Fund
Commodities Related Investments Risk		X	X	X
Convertible Securities Risk	X	X	X	X
Counterparty Risk	X	X	X	X
Credit Risk	X	X	X	X
Credit Risk Transfer Securities Risk	X	X	X	X
Currency Risk	X	X	X	X
Depositary Receipts Risk		X	X	X
Derivatives Risk	X	X	X	X
Forward Currency Contracts Risk	X	X	X	X
Forward Rate Agreements Risk		X	X	X
Futures and Options Risk	X	X	X	X
Hedging Risk	X	X	X	X
Swaps Risk	X	X	X	X
Dividend Risk	X	X	X	X
Dollar Rolls Risk	X	X	X	X
Equity Linked Notes (ELN) Risk		X	X	X
Equity Risk	X	X	X	X
Large Cap Securities Risk	X	X	X	X
Mid Cap Securities Risk	X	X	X	X
Small Cap Securities Risk	X	X	X	X
ESG Integration Risk	X	X	X	X
Event Risk	X	X	X	X
Exchange Traded Notes Risk	X	X	X	X
Focused Portfolio Risk		X	X	X
Foreign Investments Risk	X	X	X	X
Sovereign Debt Risk	X	X	X	X
Emerging Markets Risk	X	X	X	X
Fund of Funds Risk	√	√	√	√
Growth Investing Style Risk	X	X	X	X
Healthcare Concentration Risk		X	X	X
High Yield Investments Risk	X	X	X	X
Distressed Securities Risk		X	X	X
Illiquid Investments Risk	X	X	X	X
Impact and Climate Change Investing Risk		X	X	X
Inflation-Protected Securities Risk	X	X	X	X
Inflation Risk	X	X	X	X
Interest Rate Risk	X	X	X	X
Inverse Floater Risk	X	X	X	X
Large Shareholder Transaction Risk	√	√	√	√
Leverage Risk	X	X	X	X
Liquidity Risk	X	X	X	X
Loans and Loan Participations Risk	X	X	X	X
Market Risk	√	√	√	√
Master Limited Partnership Risk		X	X	X
Mortgage-Related and Other Asset-Backed Securities Risk	X	X	X	X
Collateralized Loan Obligations Risk	X	X	X	X
Municipal Securities Risk		X	X	X
Natural Resources Industry Concentration Risk		X	X	X
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√ Principal Risk X Additional Risk	Checks and Balances Fund	Conservative Allocation Fund	Moderate Allocation Fund	Growth Allocation Fund
New Fund Risk		X	X	X
Other Investment Companies Risk	X	X	X	X
Semi-Transparent ETF Structure Risk		X	X	X
Passive Investment Management Risk	√
Private Placement Risk	X	X	X	X
Preferred Stock Risk		X	X	X
Quantitative Investing Risk		X	X	X
Real Estate Related Securities Risk		X	X	X
Repurchase Agreements Risk		X	X	X
Restricted Securities Risk	X	X	X	X
Reverse Repurchase Agreements Risk		X	X	X
Sector Risk	X	X	X	X
Securities Lending Risk	X	X	X	X
Short Sales of To Be Announced (TBA) Securities Risk		X	X	X
Stripped Securities Risk		X	X	X
Structured Securities Risk		X	X	X
Subsidiary Risk		X	X	X
Sustainable Investing Risk		X	X	X
To Be Announced (TBA) Transactions Risk	X	X	X	X
U.S. Government Securities Risk	X	X	X	X
Use as an Underlying Fund Risk
Valuation Risk	X	X	X	X
Value Investing Style Risk		X	X	X
Volatility Risk	X	X	X	X
Warrants Risk	X	X	X	X
Zero Coupon Securities Risk		X	X	X
ACTIVE INVESTMENT MANAGEMENT RISK –  The risk that, if the investment decisions and strategy of the portfolio manager(s) do not perform as expected, a Fund could underperform its peers or lose money. A Fund’s performance depends on the judgment of the portfolio manager(s) about a variety of factors, such as markets, interest rates and/or the attractiveness, relative value, liquidity, or potential appreciation of particular investments made for the Fund’s portfolio. The portfolio manager(s)’ investment models may not adequately take into account certain factors, may perform differently than anticipated and may result in a Fund having a lower return than if the portfolio managers used another model or investment strategy. In addition, to the extent a Fund allocates a portion of its assets to specialist portfolio managers, the styles employed by the different portfolio managers may not be complementary, which could adversely affect the Fund’s performance. Although the portfolio manager(s) consider several factors when making investment decisions, the portfolio manager(s) may not evaluate every factor prior to investing in a company or issuer, and the portfolio manager(s) may determine that certain factors are more significant than others.
ACTIVE TRADING RISK –  Active trading could increase a Fund’s transaction costs and may increase your tax liability as compared to a fund with less active trading policies. These effects may also adversely affect Fund performance.
ASSET ALLOCATION RISK –  Asset allocation risk is the risk that, if a Fund’s strategy for allocating assets among different asset classes and/or portfolio management teams does not work as intended, the Fund may not achieve its investment objective or may underperform other funds with similar investment strategies.
BOND FORWARDS RISK –  A bond forward is a contractual agreement between a Fund and another party to buy or sell an underlying asset at an agreed-upon future price and date. When a Fund enters into a bond forward, it will also simultaneously enter into a reverse repurchase agreement. In a bond forward transaction, no cash premium is paid when the parties enter into the bond forward. If the transaction is collateralized, an exchange of margin collateral will take place according to an agreed-upon schedule. Otherwise, no asset of any kind changes hands until the bond forward matures (typically in 30 days) or is rolled over for another agreed-upon period. Generally, the value of the bond forward will change based on changes in the value of the underlying asset. Bond forwards are subject to market risk (the risk that the market value of the underlying bond may change), non-correlation risk (the risk that the market value
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of the bond forward might move independently of the market value of the underlying bond) and counterparty credit risk (the risk that a counterparty will be unable to meet its obligation under the contract). If there is no cash exchanged at the time a Fund enters into the bond forward, counterparty risk may be limited to the loss of any marked-to-market profit on the contract and any delays or limitations on the Fund’s ability to sell or otherwise use the investments used as collateral for the bond forward. Reverse repurchase agreements involve the sale of securities held by a Fund with an agreement to repurchase the securities at an agreed-upon price, date and interest payment. Reverse repurchase agreements carry the risk that the market value of the securities that a Fund is obligated to repurchase may decline below the repurchase price. A Fund could also lose money if it is unable to recover the securities and/or the value of any collateral held. The use of reverse repurchase agreements may increase the possibility of fluctuation in a Fund’s net asset value (“NAV”).
CALL RISK –  Call risk is the risk that an issuer, especially during periods of falling interest rates, may redeem a security by repaying it early. If an issuer calls a security in which a Fund has invested, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features. This could potentially lower a Fund’s income, yield and its distributions to shareholders.
COMMODITIES RELATED INVESTMENTS RISK – Investment in commodity related securities or commodity-linked derivative instruments may subject the Fund to greater volatility than investments in traditional securities. The commodities markets have experienced periods of extreme volatility. Volatility in the commodities markets may result in rapid and substantial changes (positive or negative) in the value of the Fund’s holdings. The value of commodity related securities and commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, lack of liquidity, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political, regulatory and market developments, as well as the participation in the commodities markets of speculators. Certain commodity-linked securities in which the Fund may invest may be issued by companies in the financial services sector, and events affecting the financial services sector may also cause the Fund’s share value to fluctuate. The frequency and magnitude of such changes cannot be predicted. U.S. futures exchanges and some foreign exchanges limit the amount of fluctuation in commodities futures contract prices which may occur in a single business day (generally referred to as “daily price fluctuation limits”). The maximum or minimum price of a contract as a result of these limits is referred to as a “limit price.” If the limit price has been reached in a particular contract, no trades may be made beyond the limit price. Limit prices have the effect of precluding trading in a particular contract or forcing the liquidation of contracts at disadvantageous times or prices.
Investments linked to the prices of commodities may be considered speculative. A liquid secondary market may not exist for certain commodity-linked derivatives, which may make it difficult for the Fund to sell them at a desirable price or at the price at which it is carrying them.
CONVERTIBLE SECURITIES RISK –  The market value of a convertible security typically performs like that of a regular debt security; that is, if market interest rates rise, the value of a convertible security usually falls. In addition, convertible securities are subject to the risk that the issuer will not be able to pay interest or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risk that apply to the underlying common stock. A convertible security tends to perform more like a stock when the underlying stock price is high relative to the conversion price (because more of the security’s value resides in the option to convert) and more like a debt security when the underlying stock price is low relative to the conversion price (because the option to convert is less valuable).
A Fund may invest in contingent capital securities (also known as contingent convertible securities or CoCos). CoCos are a form of hybrid debt security that are intended to either convert into equity or have their principal written down upon the occurrence of certain “triggers.” In certain circumstances, the principal of CoCos may be written down to zero even when the underlying equity may retain value. The value of CoCos is unpredictable and will be influenced by many factors including, without limitation: (i) the creditworthiness of the issuer and/or fluctuations in such issuer’s applicable capital ratios; (ii) supply and demand for the CoCos; (iii) general market conditions and available liquidity; and (iv) economic, financial and political events that affect the issuer, its particular market or the financial markets in general. Investments in CoCos may be considered speculative.
COUNTERPARTY RISK –  With respect to certain transactions, such as over-the-counter derivatives contracts or repurchase agreements, a Fund will be exposed to the risk that the counterparty to the transaction may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise to honor its obligations. In the event
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of a bankruptcy or insolvency of a counterparty, a Fund could experience delays in liquidating its positions and significant losses, including declines in the value of its investment during the period in which the Fund seeks to enforce its rights, the inability to realize any gains on its investment during such period and any fees and expenses incurred in enforcing its rights. A Fund also bears the risk of loss of the amount expected to be received under a derivative transaction in the event of the default or bankruptcy of a counterparty. Over-the-counter derivatives may not offer a Fund the same level of protection as exchange traded derivatives.
CREDIT RISK –  Credit risk is the risk that the issuer of a security or other instrument will not be able to make principal and interest payments when due. Changes in an issuer’s financial strength, credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of a Fund’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation. Periods of market volatility may increase credit risk.
CREDIT RISK TRANSFER SECURITIES RISK –  Credit risk transfer (“CRT”) securities are fixed income securities that transfer the credit risk related to certain types of mortgage backed securities (“MBS”) to the owner of the CRT securities. If the underlying mortgages default, the principal of the owners of CRT securities is used to pay back holders of the MBS. As a result, all or part of the mortgage default or credit risk associated with the underlying mortgage pools is transferred to such owners. Therefore, a Fund could lose all or part of its investments in CRT securities in the event of default by the underlying mortgages.
CURRENCY RISK –  The risk that the value of a Fund’s investments in foreign securities or currencies will be affected by the value of the applicable currency relative to the U.S. dollar. When a Fund sells a foreign currency or foreign currency denominated security, its value may be worth less in U.S. dollars even if the investment increases in value in its local market. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk, as the revenue earned by issuers of these securities may also be affected by changes in the issuer’s local currency. Currency markets generally are not as regulated as securities markets. The dollar value of foreign investments may be affected by exchange controls. A Fund may be positively or negatively affected by governmental strategies intended to make the U.S. dollar, or other currencies in which the Fund invests, stronger or weaker. Currency risk may be particularly high to the extent that a Fund invests in foreign securities or currencies that are economically tied to emerging market countries.
DEPOSITARY RECEIPTS RISK –  A Fund may invest in securities of foreign issuers in the form of depositary receipts or other securities that are convertible into securities of foreign issuers. American Depositary Receipts are receipts typically issued by an American bank or trust company that evidence underlying securities issued by a foreign corporation. European Depositary Receipts (issued in Europe) and Global Depositary Receipts (issued throughout the world) each evidence a similar ownership arrangement. A Fund may invest in Depositary Receipts that are not sponsored by a financial institution (“Unsponsored Depositary Receipts”). Depositary Receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted. The issuers of unsponsored Depositary Receipts are not obligated to disclose information that is, in the United States, considered material. Therefore, there may be less information available regarding their issuers and there may not be a correlation between such information and the market value of the Depositary Receipts. A Fund may also invest in Global Depositary Notes (“GDNs”), a form of depositary receipt. GDNs emulate the terms (interest rate, maturity date, credit quality, etc.) of particular local bonds; however, they trade, settle, and pay interest and principal in U.S. Dollars. Any distributions paid to the holders of GDNs are usually subject to a fee charged by the depositary and holders of GDNs may have limited rights. Certain investment restrictions in certain countries may adversely impact the value of GDNs because such restrictions may limit the ability to convert bonds into GDNs and vice versa. A Fund may invest in, Chinese Depositary Receipts (“CDRs”) or other similar securities representing ownership of foreign listed securities. Generally, CDRs, in registered from, are designed for use in the Chinese securities markets. CDRs may involve certain risks not applicable to investing in U.S. issuers, including changes in currency rates, application of local tax laws, changes in governmental administration or economic or monetary policy or changed circumstances in dealings between nations.
DERIVATIVES RISK –  A Fund may use derivatives for investment purposes and/or for hedging purposes, including anticipatory hedges. Derivatives are instruments whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. Successful use of derivative instruments by a Fund depends on the sub-adviser’s judgment with respect to a number of factors and a Fund’s performance may be worse and/or more volatile than if it had not used these instruments. Derivatives may involve significant risks, including:
Counterparty/Credit Risk - the risk that the party on the other side of the transaction will be unable to honor its financial obligation to a Fund.
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Currency Risk - the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.
Leverage Risk - the risk associated with certain types of investments or trading strategies that relatively small market movements may result in large changes in the value of an investment. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.
Market Risk - the risk from potential adverse market movements in relation to a Fund’s derivatives positions, or the risk that markets could experience a change in volatility that adversely impacts Fund returns and the Fund’s obligations and exposures.
Liquidity Risk - the risk that certain investments may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth, which could expose a Fund to losses and could make derivatives more difficult for a Fund to value accurately, and the risk that a Fund may not be able to meet margin and payment requirements and maintain a derivatives position.
Index Risk - if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, a Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what a Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index. For this reason, a Fund’s investment in these instruments may decline significantly in value if index levels move in a way that is not anticipated.
Operational and Legal Risk - the risk that certain investments may involve risk of operational issues such as documentation issues, settlement issues, system failures, inadequate controls and human error, and the risk of insufficient capacity or authority of a derivatives counterparty and risk related to the legality or enforceability of a derivatives trading contract.
Regulatory Risk - Government legislation or regulation may make derivatives more costly, may limit the availability of derivatives, or may otherwise adversely affect the use, value or performance of derivatives.
Short Position Risk - A Fund may also take a short position in a derivative instrument, such as a future, forward or swap. A short position in a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying instrument which could cause a Fund to suffer a (potentially unlimited) loss.
Tax Risk - the tax treatment of a derivative may not be as favorable as a direct investment in the underlying asset. The use of derivatives may adversely affect the timing, character and amount of income a Fund realizes from its investments, and could impair the ability of the sub-adviser to use derivatives when it wishes to do so.
If a Fund’s derivative investments represent a significant portion of its portfolio, the Fund’s exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own.
FORWARD CURRENCY CONTRACTS RISK –  A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. A Fund may enter into forward currency contracts in connection with settling purchases or sales of securities, to hedge the currency exposure associated with some or all of the Fund’s investments or as part of its investment strategy. The market value of a forward currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency exchange contracts do not eliminate fluctuations in the value of foreign securities but allow a Fund to establish a fixed rate of exchange for a future point in time. Forward currency contracts involve the risk that anticipated currency movements will not be accurately predicted, which could result in losses on those contracts and additional transaction costs. Use of such contracts, therefore, can have the effect of reducing returns and minimizing opportunities for gain. A Fund could also lose money when the contract is settled. A Fund’s gains from its positions in forward foreign currency contracts may accelerate and/or recharacterize the Fund’s income or gains and its distributions to shareholders as ordinary income. A Fund’s losses from such positions may also recharacterize the Fund’s income and its distributions to shareholders and may cause a return of capital to Fund shareholders. Such acceleration or recharacterization could affect an investor’s tax liability.
FORWARD RATE AGREEMENTS RISK –  A forward rate agreement is an agreement where the buyer locks in an interest rate at a future settlement date (“lock rate”). If the interest rate on the settlement date exceeds the lock rate, the buyer pays the seller the difference between the two rates. If the lock rate exceeds the interest rate on the settlement date, the seller pays the buyer the difference between the two rates. These transactions are subject to counterparty risk and the risk that a Fund will lose money if the sub-adviser predicts interest rate changes incorrectly.
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FUTURES AND OPTIONS RISK –  An option is an agreement that, for a premium payment or fee, gives the purchaser the right but not the obligation to buy or sell the underlying asset at a specified price during a period of time or on a specified date, or receive a cash settlement payment. A future is a contract that obligates the purchaser to take delivery, and the seller to make delivery, of a specific amount of an asset at a specified future date at a specified price, or make a cash settlement payment. Futures and options are subject to the risk that the sub-adviser may incorrectly predict the direction of securities prices, interest rates, currency exchange rates and other economic factors that may affect the value of the underlying asset. Futures and options may be more volatile than direct investments in the securities underlying the futures and options and may not correlate perfectly to the underlying securities. Futures and options also involve additional expenses as compared to investing directly in the underlying securities, which could reduce any benefit or increase any loss to a Fund from using the strategy. Futures and options may also involve the use of leverage as a Fund may make a small initial investment relative to the risk assumed, which could result in losses greater than if futures or options had not been used. Futures and options transactions may be effected on securities exchanges or, in the case of certain options, in the over-the-counter market. When options are purchased over-the-counter, a Fund bears the risk that the counter-party that wrote the option will be unable or unwilling to perform its obligations under the contract. Futures and options may also be illiquid, and in such cases, a Fund may have difficulty closing out its position or valuing the contract. Options on foreign currencies are affected by the factors that influence foreign exchange rates and investments generally. A Fund’s ability to establish and close out positions on foreign currency options is subject to the maintenance of a liquid secondary market, and there can be no assurance that a liquid secondary market will exist for a particular option at any specific time. In addition, some commodity futures exchanges impose on each commodity futures contract traded on that exchange a maximum permissible price movement for each trading session. If the maximum permissible price movement is achieved on any trading day, additional trades may not be executed above (or below, if the price has moved downward) that limit. If a Fund wishes to execute a trade outside the daily permissible price movement, it would be prevented from doing so by exchange rules, and would have to wait for another trading session to execute its transaction. Despite the daily price limits on various futures exchanges, the price volatility of commodity futures contracts historically has been greater than that for traditional securities, such as stocks and bonds.
HEDGING RISK –  Hedging is a strategy in which a Fund uses a derivative to offset the risks associated with other Fund holdings. While hedging can reduce losses, it can also reduce or eliminate gains or cause losses if the market moves in a manner different from that anticipated by a Fund or if the cost of the derivative outweighs the benefit of the hedge. Hedging also involves the risk that changes in the value of the derivative will not match those of the holdings being hedged as expected by a Fund, in which case any losses on the holdings being hedged may not be reduced and may be increased. There can be no assurance that a Fund’s hedging strategy will reduce risk or that hedging transactions will be either available or cost effective. A Fund is not required to use hedging and may choose not to do so.
SWAPS RISK –  Swap agreements are contracts entered into for a set period of time in which the parties agree to exchange payments based on some underlying reference asset (such as interest rates). The use of swaps is a highly specialized activity that involves investment techniques, risk analyses and tax planning different from those associated with ordinary portfolio securities transactions. These transactions can result in sizeable realized and unrealized capital gains and losses relative to the gains and losses from a Fund’s direct investments in the reference assets.
Transactions in swaps can involve greater risks than if a Fund had invested directly in the reference asset since, in addition to general market risks, swaps may be leveraged and are also subject to illiquidity risk, counterparty risk, credit risk, operational and legal risk and valuation risk. Because certain swaps are two-party contracts and because they may have terms of greater than seven days, certain swap transactions may be considered to be illiquid. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap in the event of the default or bankruptcy of a swap counterparty. Some swaps may be complex and difficult to value. Swaps may also be subject to pricing or “basis” risk, which exists when a particular swap becomes extraordinarily expensive relative to historical prices or the price of corresponding cash market instruments. Under certain market conditions it may not be economically feasible to initiate a transaction or liquidate a position in time to avoid a loss or take advantage of an opportunity. If a swap transaction is particularly large or if the relevant market is illiquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses.
The prices of swaps can be very volatile, and a variance in the degree of volatility or in the direction of the price of the reference asset from the sub-adviser’s expectations may produce significant losses in a Fund’s investments in swaps. In addition, a perfect correlation between a swap and an investment position may be impossible to achieve. As a result, a Fund’s use of swaps may not be effective in fulfilling a Fund’s investment strategies and may contribute to losses that would not have been incurred otherwise.
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Certain swaps are centrally-cleared and are exchange-traded. Central clearing tends to decrease credit risk, and exchange-trading is expected to improve liquidity. However, central clearing does not make the contracts risk-free and there is no guarantee that a Fund would consider all exchange-traded swaps to be liquid.
Credit Default Swaps Risk –  A credit default swap enables an investor to buy or sell protection against a credit event with respect to an issuer. Credit default swaps may have as reference obligations one or more securities that are not currently held by a Fund. The protection “buyer” may be obligated to pay the protection “seller” an up-front payment or a periodic stream of payments over the term of the contract, provided generally that no credit event on a reference obligation has occurred. Credit default swaps involve special risks in addition to those mentioned above because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).
Interest Rate Swaps Risk –  In an interest rate swap, a Fund and another party exchange their rights to receive interest payments based on a reference interest rate. Interest rate swaps are subject to interest rate risk and credit risk. An interest rate swap transaction could result in losses if the underlying asset or reference does not perform as anticipated. Interest rate swaps are also subject to counterparty risk. If the counterparty fails to meet its obligations, a Fund may lose money.
Total Return Swaps Risk –  In a total return swap transaction, one party agrees to pay the other party an amount equal to the total return on a defined underlying asset or a non-asset reference during a specified period of time. In return, the other party would make periodic payments based on a fixed or variable interest rate or on the total return from a different underlying asset or non-asset reference. Total return swaps could result in losses if the underlying asset or reference does not perform as anticipated. Total return swaps can have the potential for unlimited losses. They are also subject to counterparty risk. If the counterparty fails to meet its obligations, a Fund may lose money.
Volatility Swaps Risk –  A Fund may enter into types of volatility swaps to hedge the volatility of a particular security, currency, index or other financial instrument, or to seek to increase its investment return. In volatility swaps, counterparties agree to buy or sell volatility at a specific level over a fixed period. Volatility swaps are subject to credit risks (if the counterparty fails to meet its obligations), and the risk that the sub-adviser is incorrect in its forecast of volatility for the underlying security, currency, index or other financial instrument that is the subject of the swap. If the sub-adviser is incorrect in its forecast, a Fund would likely be required to make a payment to the counterparty under the swap. Volatility swaps can have the potential for unlimited losses.
DIVIDEND RISK –  Income provided by a Fund may be affected by changes in the dividend policies of the companies in which the Fund invests and the capital resources available for such payments at such companies. Issuers that have paid regular dividends or distributions to shareholders may not continue to do so at the same level or at all in the future. In addition, securities that pay dividends as a group can fall out of favor with the market, causing a Fund during such periods to underperform funds that do not focus on dividend-paying companies. A Fund’s focus on dividend paying investments may cause the Fund’s share price and total return to fluctuate more than the share price and total return of funds that do not focus their investments on dividend paying securities.
DOLLAR ROLLS RISK –  A Fund may enter into dollar rolls in which the Fund will sell securities for delivery in the current month and simultaneously contract to repurchase substantially similar (the same type and coupon) securities on a specified future date from the same party. Dollar rolls involve the risk that the market value of the securities that a Fund is committed to buy may decline below the price of the securities the Fund has sold or that the counterparty may be unable to fulfill its obligations. These transactions may involve leverage.
EQUITY LINKED NOTES (ELN) RISK – Investments in ELNs often have risks similar to their underlying securities, which could include management risk, market risk and, as applicable, foreign securities and currency risks. In addition, since ELNs are in note form, ELNs are also subject to certain debt securities risks, such as interest rate and credit risk. Should the prices of the underlying securities move in an unexpected manner, a Fund may not achieve the anticipated benefits of an investment in an ELN, and may realize losses, which could be significant and could include the Fund’s entire principal investment. An investment in an ELN is also subject to counterparty risk, which is the risk that the issuer of the ELN will default or become bankrupt and a Fund will have difficulty being repaid, or fail to be repaid, the principal amount of, or income from, its investment. Investments in ELNs are also subject to liquidity risk, which may make ELNs difficult to sell and value. In addition, ELNs may exhibit price behavior that does not correlate with the underlying securities or a fixed income investment.
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EQUITY RISK –  Equity securities represent an ownership interest, or the right to acquire an ownership interest, in a company. Equity securities include but are not limited to common stock, preferred stock, securities convertible into common or preferred stock and warrants or rights to acquire common stock, including options. The value of an equity security may be based on the real or perceived success or failure of the particular company’s business, any income paid to stockholders in the form of a dividend, the value of the company’s assets, general market conditions, or investor sentiment generally. Equity securities may have greater price volatility than other types of investments. These risks are generally magnified in the case of equity investments in distressed companies.
Initial Public Offering Risk –  IPOs are initial public offerings of equity securities. Securities issued in IPOs have no trading history, and information about the companies may only be available for very limited periods. Some of the companies involved in new industries may be regarded as developmental stage companies, without revenues or operating income, or the near-term prospects of them. Many IPOs are by small- or micro-cap companies that are undercapitalized. In addition, the prices of securities sold in IPOs may be highly volatile or may decline shortly after the IPO is complete. Although investments in IPOs have the potential to produce substantial gains in a short period of time, there is no assurance that a Fund will have access to profitable IPOs, that any particular IPO will be successful, or that any gains will be sustainable. Investors should not rely on past gains attributable to IPOs as an indication of future performance.
Special Purpose Acquisition Companies Risk –  A Fund may invest in special purpose acquisition companies (“SPACs”) or similar special purpose entities. SPACs are collective investment structures that pool funds in order to seek potential acquisition opportunities. SPACs and similar entities may be blank check companies with no operating history or ongoing business other than to seek a potential acquisition. Because SPACs and similar entities have no operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable acquisition. Some SPACs may pursue acquisitions only within certain industries or regions, which may increase the volatility of their securities’ prices. In addition, these securities, which are typically traded in the OTC market, may be considered illiquid and/or be subject to restrictions on resale.
LARGE CAP SECURITIES RISK –  The securities of large market capitalization companies may underperform other segments of the market because such companies may be less responsive to competitive challenges and opportunities and may be unable to attain high growth rates during periods of economic expansion.
MID CAP SECURITIES RISK –  Mid capitalization stocks involve greater risks than stocks of larger, more established companies and may be subject to more abrupt or erratic price movements. Securities of such issuers may lack sufficient market liquidity to enable a Fund to effect sales at an advantageous time or without a substantial drop in price. These companies often have narrower markets, more limited operating or business history, and more limited managerial or financial resources than larger, more established companies. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of a Fund’s portfolio. Generally, the smaller the company size, the greater these risks.
SMALL CAP SECURITIES RISK –  Small capitalization stocks may be more risky than stocks of larger capitalization companies. Historically, small capitalization stocks and stocks of recently organized companies are subject to increased price volatility due to: less certain growth prospects; lower degree of liquidity in the markets for such stocks; thin trading that could result in the stocks being sold at a discount or in small lots over an extended period of time; limited product lines, markets or financial resources; dependence on a few key management personnel; increased sensitivity to changes in interest rates, borrowing costs and earnings; difficulty in obtaining information on smaller capitalization companies as compared with larger capitalization companies; greater sensitivity to changing economic conditions and increased risk of bankruptcy due to adverse developments or management changes affecting the company; and greater difficulty borrowing money to continue or expand operations.
When a Fund invests in smaller company stocks that might trade infrequently, investors might seek to trade Fund shares based on their knowledge or understanding of the value of those securities (this is sometimes referred to as “price arbitrage”). If such price arbitrage were successful, it might interfere with the efficient management of a Fund’s portfolio and the Fund may be required to sell securities at disadvantageous times or prices to satisfy the liquidity requirements created by that activity. Successful price arbitrage might also dilute the value of Fund shares held by other shareholders.
ESG INTEGRATION RISK –  The ESG characteristics that may be evaluated as part of a Fund’s investment process are anticipated to evolve over time and one or more characteristics may not be relevant with respect to all issuers that are eligible for investment. The relevance and weightings of specific ESG characteristics to the investment process varies across asset classes, sectors and strategies. ESG characteristics are one of several factors that may be considered by
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the portfolio manager(s) and as a result, the companies (or issuers) in which a Fund invests may not be companies (or issuers) with favorable ESG characteristics or high ESG ratings. ESG characteristics may be evaluated differently by different portfolio manager(s) and may not carry the same meaning to all investors and portfolio manager(s). While the portfolio manager(s) believe that the integration of material ESG characteristics into a Fund’s investment process has the potential to identify financial risks and contribute to a Fund’s long-term performance, there is no guarantee that the integration of ESG characteristics will result in better performance. The analysis of ESG characteristics is subjective and investors can differ in their views of what constitutes positive or negative ESG characteristics. ESG information and data, including that provided by third parties, may be incomplete, inaccurate, or unavailable, which could adversely affect the analysis relevant to a particular investment. Further, the regulatory landscape with respect to ESG investing in the United States is still developing and future rules and regulations may require a Fund to modify or alter its investment process with respect to ESG integration.
EVENT RISK –  Event risk is the risk that corporate issuers may undergo restructurings, such as mergers, leveraged buyouts, takeovers, or similar events financed by increased debt. As a result of the added debt, the credit quality and market value of a company’s bonds and/or other debt securities may decline significantly.
EXCHANGE TRADED NOTES RISK –  Exchange traded notes (“ETNs”) are a type of unsecured, unsubordinated debt security that have characteristics and risks, including credit risk, similar to those of fixed-income securities and trade on a major exchange similar to shares of ETFs. Unlike other types of fixed income securities, however, the performance of ETNs is based upon that of a market index or other reference asset minus fees and expenses, no coupon payments are made and no principal protection exists. The value of an ETN may be affected by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying commodities or securities markets, changes in the applicable interest rates, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the referenced commodity or security. A Fund’s ability to sell its ETN holdings also may be limited by the availability of a secondary market and the Fund may have to sell such holdings at a discount. ETNs also are subject to counterparty credit risk, fixed-income risk and tracking error risk (where the ETN’s performance may not match or correlate to that of its market index). ETNs also incur certain expenses not incurred by their applicable index.
FOCUSED PORTFOLIO RISK –  A Fund, because it may invest in a limited number of companies, may have more volatility in its NAV and may be considered to have more risk than a fund that invests in a greater number of companies because changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund’s NAV. To the extent a Fund invests its assets in fewer securities, the Fund is subject to greater risk of loss if any of those securities decline in price.
FOREIGN INVESTMENTS RISK –  Investments in foreign securities may be riskier than investments in U.S. securities and may also be less liquid, more volatile and more difficult to value than securities of U.S. issuers. Foreign investments may be affected by the following:
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changes in currency exchange rates
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changes in foreign or U.S. law or restrictions applicable to such investments and in exchange control regulations
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increased volatility
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substantially less volume on foreign stock markets and other securities markets
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higher commissions and dealer mark-ups
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inefficiencies in certain foreign clearance and settlement procedures that could result in an inability to execute transactions or delays in settlement
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less uniform accounting, auditing and financial reporting standards
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less publicly available information about a foreign issuer or borrower
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less government regulation and oversight
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unfavorable foreign tax laws
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political, social, economic or diplomatic developments in a foreign country or region or the U.S. (including the imposition of sanctions, tariffs, or other governmental restrictions)
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differences in individual foreign economies
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geopolitical events (including wars, military conflicts, pandemics and epidemics) that may disrupt securities markets and adversely affect global economies and markets
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The type and severity of sanctions and other similar measures, including counter sanctions and other retaliatory actions, that may be imposed on one or more countries in which a Fund may invest could vary broadly in scope, and their impact is impossible to predict. These types of measures may include, but are not limited to, banning a sanctioned country from global payment systems that facilitate cross-border payments, restricting the settlement of securities transactions by certain investors, and freezing the assets of particular countries, entities, or persons. The imposition of sanctions and other similar measures could, among other things, cause a decline in the value and/or liquidity of securities issued by the sanctioned country or companies located in or economically tied to the sanctioned country, downgrades in the credit ratings of the sanctioned country or companies located in or economically tied to the sanctioned country, devaluation of the sanctioned country’s currency, and increased market volatility and disruption in the sanctioned country and throughout the world. Sanctions and other similar measures could limit or prevent a Fund from buying and selling securities (in the sanctioned country and other markets), significantly delay or prevent the settlement of securities transactions, and significantly impact the Fund’s liquidity and performance.
Governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth. In addition, global economies and financial markets are becoming increasingly interconnected, which increases the possibility that conditions in one country or region might adversely impact issuers in a different country or region.
The impact of the United Kingdom’s departure from the European Union (“EU”), commonly known as “Brexit,” and the potential departure of one or more other countries from the EU has and may have significant political and financial consequences for global markets. These consequences include greater market volatility and illiquidity, currency fluctuations, deterioration in economic activity, a decrease in business confidence and an increased likelihood of a recession in such markets. Uncertainty relating to the United Kingdom’s post-departure framework and relationships may have adverse effects on asset valuations and the renegotiation of trade agreements, as well as an increase in financial regulation in such markets. This may adversely impact Fund performance.
SOVEREIGN DEBT RISK –  In addition to the risks associated with investment in debt securities and foreign securities generally, sovereign debt instruments are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt or otherwise meet its obligations. This may be due to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity’s debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. Furthermore, there is the possibility of contagion that could occur if one country defaults on its debt, and that a default in one country could trigger declines and possible additional defaults in other countries in the region. If a governmental entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debt that a government does not pay nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected. In addition, if a sovereign debtor defaults (or threatens to default) on its sovereign debt obligations, the indebtedness may be restructured. Unlike most corporate debt restructurings, the fees and expenses of financial and legal advisers to the creditors in connection with a restructuring may be borne by the holders of the sovereign debt securities instead of the sovereign entity itself. Some sovereign debtors have in the past been able to restructure their debt payments without the approval of some or all debt holders or to declare moratoria on payments, and similar occurrences may happen in the future.
Sub-sovereign bonds represent the debt of state, provincial, territorial, municipal, local or other political sub-divisions, including other governmental entities or agencies. Quasi-sovereign bonds represent the debt of corporations that have significant government ownership. Sub-sovereign and quasi-sovereign bonds are subject to the risks of investing in sovereign debt generally. In addition, sub-sovereign and quasi-sovereign debt may or may not be issued by or guaranteed as to principal and interest by a governmental authority. Certain foreign government securities may be backed by the issuer’s right to borrow from a central bank or other regional banking entity while others may be backed only by the assets and credit of the issuing foreign entity. If an issuer of sub-sovereign or quasi-sovereign bonds defaults on payments of principal and/or interest, a Fund may have limited recourse against the issuer.
A Fund may invest in obligations issued or guaranteed by supranational entities, which may include, for example, entities such as the International Bank for Reconstruction and Development (the World Bank). If one or more shareholders of a supranational entity fails to make necessary additional capital contributions, the entity may be unable to pay interest or repay principal on its debt securities, and the Fund may lose money on such investments.
EMERGING MARKETS RISK –  The risks of foreign investments are usually greater for emerging markets. Investments in emerging markets may be considered speculative. Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. They are more likely to experience hyperinflation and
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currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging markets have far lower trading volumes and less liquidity than developed markets. Since these markets are often small, they may be more likely to suffer sharp and frequent price changes or long-term price depression because of adverse publicity, investor perceptions or the actions of a few large investors. Emerging market trading hours, clearance and settlement procedures, and holiday schedules may limit a Fund’s ability to buy and sell securities in emerging markets. In addition, traditional measures of investment value used in the United States, such as price to earnings ratios, may not apply to certain small markets. Also, there may be less publicly available information about issuers in emerging markets than would be available about issuers in more developed capital markets, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject. Many emerging markets have histories of political instability and abrupt changes in policies. As a result, their governments are more likely to take actions that are hostile or detrimental to private enterprise or foreign investment than those of more developed countries, including expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments. In such an event, it is possible that a Fund could lose the entire value of its investments in the affected market. Some countries have pervasive corruption and crime that may hinder investments. Certain emerging markets may also face other significant internal or external risks, including the risk of war (such as Russia’s invasion of Ukraine and the conflict between Israel and Hamas), and ethnic, religious and racial conflicts. In addition, governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth. Emerging markets may also have differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign or U.S. governmental laws or restrictions applicable to such investments. Settlements of trades in emerging markets may be subject to significant delays. The inability to make intended purchases of securities due to settlement problems could cause missed investment opportunities. Losses could also be caused by an inability to dispose of portfolio securities due to settlement problems. Sometimes, emerging markets may lack or be in the relatively early development of legal structures governing private and foreign investments and private property, and the ability of U.S. authorities (e.g., SEC and the U.S. Department of Justice) and investors (e.g., the Funds) to bring actions against bad actors may be limited. As a result of these legal structures and limitations, a Fund faces the risk of being unable to enforce its rights with respect to its investments in emerging markets, which may cause losses to the Fund. In addition to withholding taxes on investment income, some countries with emerging markets may impose differential capital gains taxes on foreign investors.
In addition, as much of China’s growth over recent decades has been a result of significant investment in substantial export trade, international trade tensions may arise from time to time, which can result in trade tariffs, embargoes, trade limitations, trade wars and other negative consequences. These consequences may trigger a significant reduction in international trade, the oversupply of certain manufactured goods, substantial price reductions of goods and possible failure of individual companies and/or large segments of China’s export industry with a potentially severe negative impact to a Fund. In addition, it is possible that the continuation or worsening of the current political climate could result in regulatory restrictions being contemplated or imposed in the U.S. or in China that could have a material adverse effect on a Fund’s ability to invest in accordance with its investment policies and/or achieve its investment objective.
The risks outlined above are often more pronounced in “frontier markets” in which a Fund may invest. Frontier markets are those emerging markets that are considered to be among the smallest, least mature and least liquid. These factors make investing in frontier market countries significantly riskier than investing in other countries.
FUND OF FUNDS RISK –  A Fund is subject to the following risks:
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By investing in the Fund, you will indirectly bear fees and expenses charged by the Underlying Funds, in addition to the Fund’s direct fees and expenses.
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Rebalancing the Fund’s allocation to the Underlying Funds may increase transaction costs. Because the expenses and costs of each Underlying Fund are shared by its investors, redemptions by other investors in an Underlying Fund could result in decreased economies of scale and increased operating expenses for such Underlying Fund.
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Management of the Fund entails potential conflicts of interest because the Fund invests in affiliated Underlying Funds. Certain Underlying Funds may be more profitable or provide other benefits to the Investment Manager
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and/or its affiliates than others, and the Fund’s Investment Manager may, therefore, have an incentive to allocate more of the Fund’s assets to the Underlying Funds that are more profitable or provide other benefits. To mitigate these conflicts, the Investment Manager has implemented a conflicts of interest policy.
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With respect to the Checks and Balances Fund, the investment allocation limitations applicable to the Fund will make the Fund less flexible in its investment strategies than other funds of funds.
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The Fund’s share price changes daily based on the performance of the Underlying Funds in which it invests. The ability of a Fund to meet its investment objective is directly related to its particular target asset allocation among the Underlying Funds and the ability of those Underlying Funds to meet their investment objectives.
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The Underlying Funds may change their investment objectives or policies without the approval of a Fund. If that were to occur, the Fund might be forced to withdraw its investment from the Underlying Fund at a time that is unfavorable to the Fund.
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The Fund is exposed to the risks of its Underlying Funds in proportion to the amount of assets the Fund allocates to each Underlying Fund. The Underlying Funds may be subject to the following principal risks:
Fixed Income Risk –  Risks related to fixed income investments include credit risk, interest rate risk and call risk, among others. Credit risk is the risk that the issuer of a security or other instrument will not be able to make principal and interest payments when due. Interest rate risk is the risk that your investment may go down in value when interest rates rise, because when interest rates rise, the prices of bonds and fixed rate loans fall. Call risk is the risk that an issuer, especially during a period of falling interest rates, may redeem a security by repaying it early, which may reduce an Underlying Fund’s income if the proceeds are reinvested at lower interest rates. The risks associated with mortgage related- and asset-backed securities as well as collateralized loan obligations (CLOs) include credit, interest-rate, prepayment, liquidity, default and extension risks. The purchase of securities in the To-Be-Announced (TBA) market can result in additional price and counterparty risk.
Equity Risk –  The risk that the price of equity or equity related securities may decline due to changes in a company’s financial condition and overall market and economic conditions. The securities of small capitalization and mid capitalization companies involve greater risks than stocks of larger, more established companies and may be subject to more abrupt or erratic price movements. For dividend-paying stocks, dividends are not guaranteed and may decrease without notice. Different investment styles may go in and out favor, which may cause a fund to underperform the broader stock market.
Foreign Investments, Emerging Markets and Currency Risk –  Investments in foreign securities may be riskier than investments in U.S. securities. Differences between the U.S. and foreign regulatory regimes and securities markets, including the less stringent investor protection and disclosure standards of some foreign markets, as well as political and economic developments in foreign countries and regions, may affect the value of an Underlying Fund’s investments in foreign securities. The risks related to investing in foreign securities are generally greater with respect to investments in companies that conduct their principal business activities in emerging markets or whose securities are traded principally on exchanges in emerging markets. Changes in currency exchange rates may also adversely affect an Underlying Fund’s foreign investments.
Derivatives Risk –  Derivatives are instruments whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed an Underlying Fund’s original investment. Successful use of derivative instruments by an Underlying Fund depends on the sub-adviser’s judgment with respect to a number of factors and such Underlying Fund’s performance could be worse and/or more volatile than if it had not used these instruments. In addition, the fluctuations in the value of derivatives may not correlate perfectly with the value of any portfolio assets being hedged, the performance of the asset class to which the sub-adviser seeks exposure, or the overall securities markets.
Liquidity Risk –  The risk that the market for a particular investment or type of investment is or becomes relatively illiquid, making it difficult for an Underlying Fund to sell that investment at an advantageous time or price. Illiquidity may be due to events relating to the issuer of the securities, market events, rising interest rates, economic conditions or investor perceptions. Illiquid securities may be difficult to value and their value may be lower than the market price of comparable liquid securities, which would negatively affect an Underlying Fund’s performance.
ETF Specific Risk –  Shares of ETFs are traded on an exchange and may trade at either a premium or discount to net asset value. The Fund will pay brokerage commissions in connection with the purchase and sale of shares of ETFs.
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GROWTH INVESTING STYLE RISK –  Growth companies are companies whose earnings and stock prices are expected to grow at a faster rate than the overall market. If the portfolio manager incorrectly assesses a company’s prospects for growth or how other investors will value the company’s growth, then the price of the company’s stock may decrease, or may not increase to the level anticipated by the portfolio manager. Growth companies are often newer or smaller companies, or established companies that may be entering a growth cycle in their business. Growth stocks may be more volatile than other stocks because they are more sensitive to investors’ perceptions of the issuing company’s growth potential. Also, the growth investing style may over time go in and out of favor. At times when the growth investing style is out of favor, a Fund may underperform other equity funds that use different investing styles.
HEALTHCARE CONCENTRATION RISK –  The performance of a fund that focuses on a single industry or sector of the economy depends in large part on the performance of that industry or sector. As a result, such fund may be subject to increased price volatility and may be more susceptible to adverse developments than a fund that invests more widely. Many healthcare-related companies are smaller and less seasoned than companies in other sectors. Healthcare-related companies may also be strongly affected by scientific or technological developments, and their products may quickly become obsolete. The profitability of healthcare-related companies may be affected by extensive government regulation, restrictions on government reimbursement for medical expenses, rising or falling costs of medical products and services, pricing pressure, an increased emphasis on outpatient services, a limited number of products, industry innovation, changes in technologies and other market developments. Many healthcare companies are heavily dependent on patent protection and the actual or perceived safety and efficiency of their products. The expiration of patents may adversely affect the profitability of these companies. Patents have a limited duration, and, upon expiration, other companies may market substantially similar “generic” products that are typically sold at a lower price than the patented product, which can cause the original developer of the product to lose market share and/or reduce the price charged for the product, resulting in lower profits for the original developer. As a result, the expiration of patents may adversely affect the profitability of these companies.
Many healthcare companies are subject to extensive litigation based on product liability and similar claims. Further, many healthcare-related companies offer products and services that are subject to governmental regulation and may be adversely affected by changes in governmental policies or laws. Changes in governmental policies or laws may span a wide range of topics, including cost control, national health insurance, incentives for compensation in the provision of healthcare services, tax incentives and penalties related to healthcare insurance premiums, and promotion of prepaid healthcare plans. In addition, a number of legislative proposals concerning healthcare have been considered by the U.S. Congress in recent years. It is unclear what proposals will ultimately be enacted, if any, and what effect they may have on companies in the healthcare sector. Many new products in the healthcare sector may be subject to regulatory approvals. The process of obtaining such approvals may be long and costly, which can result in increased development costs, delayed cost recovery and loss of competitive advantage to the extent that rival companies have developed competing products or procedures, adversely affecting the company’s revenues and profitability. In other words, delays in the regulatory approval process may diminish the opportunity for a company to profit from a new product or to bring a new product to market, which could have a material adverse effect on a company’s business.
Healthcare companies are subject to competitive forces that may make it difficult to raise prices and, in fact, may result in price discounting. Additionally, the expansion of facilities by healthcare-related providers may be subject to “determinations of need” by certain government authorities. This process not only generally increases the time and costs involved in these expansions, but also makes expansion plans uncertain, limiting the revenue and profitability growth potential of healthcare-related facilities operators and negatively affecting the prices of their securities.
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HIGH YIELD INVESTMENTS RISK –  Although high yield investments (also known as “junk bonds”) generally pay higher rates of interest than investment grade bonds, junk bonds are high risk, speculative investments that may cause income and principal losses for a Fund. The major risks of junk bond investments include:
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Junk bonds may be issued by less creditworthy issuers. Issuers of junk bonds may have a larger amount of outstanding debt relative to their assets than issuers of investment grade bonds. In the event of an issuer’s bankruptcy, claims of other creditors may have priority over the claims of junk bond holders, leaving few or no assets available to repay junk bond holders.
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Prices of junk bonds are subject to extreme price fluctuations. Adverse changes in an issuer’s industry and general economic conditions may have a greater impact on the prices of junk bonds than on other higher rated fixed-income securities.
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Issuers of junk bonds may be unable to meet their interest or principal payment obligations because of an economic downturn, specific issuer developments, or the unavailability of additional financing.
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Junk bonds frequently have redemption features that permit an issuer to repurchase the security from a Fund before it matures. If the issuer redeems junk bonds, a Fund may have to invest the proceeds in bonds with lower yields and may lose income.
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Junk bonds may be less liquid than higher rated fixed-income securities, even under normal economic conditions. There are fewer dealers in the junk bond market, and there may be significant differences in the prices quoted for junk bonds by the dealers. Because they are less liquid, judgment may play a greater role in valuing certain of a Fund’s securities than is the case with securities trading in a more liquid market.
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A Fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting issuer.
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The credit rating of a high yield security does not necessarily address its market value risk. Ratings and market value may change from time to time, positively or negatively, to reflect new developments regarding the issuer.
DISTRESSED SECURITIES RISK –  A Fund may invest in debt securities issued by companies that are involved in reorganizations, financial restructurings or bankruptcy. Investments in such distressed securities are speculative and involve substantial risks in addition to the risks of investing in junk bonds. A Fund will generally not receive interest payments on the distressed securities and may incur costs to protect its investment. In addition, distressed securities involve the substantial risk that principal will not be repaid. These securities may present a substantial risk of default or may be in default at the time of investment. A Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal of or interest on its portfolio holdings. In any reorganization or liquidation proceeding relating to a portfolio company, a Fund may lose its entire investment or may be required to accept cash or securities, including equity securities, with a value less than its original investment. Distressed securities and any securities received in an exchange for such securities may be subject to restrictions on resale and sales may be possible only at substantial discounts. Distressed securities and any securities received in an exchange for such securities may also be difficult to value and illiquid.
ILLIQUID INVESTMENTS RISK –  An illiquid investment means an investment that a Fund reasonably expects cannot be sold or disposed of in current market conditions within seven calendar days without the sale or disposition significantly changing the market value of the investment, as determined under the Fund’s liquidity risk management program. In addition, securities and other investments purchased by a Fund that are liquid at the time of purchase may subsequently become illiquid due to events relating to the issuer of the securities, market events, rising interest rates, economic conditions or investor perceptions. If a Fund holds illiquid investments, it may be unable to quickly sell them or may be able to sell them only at a price below current value. If one or more of a Fund’s investments becomes illiquid, the Fund may exceed its limit on such investments. In this case, the Fund will consider appropriate steps to bring the Fund’s holdings back under the limit.
IMPACT AND CLIMATE CHANGE INVESTING RISK –  To the extent an Underlying Fund uses an impact investing focus and/or a climate change investing focus, this investment focus may affect the Underlying Fund’s exposure to certain companies or industries and the Underlying Fund may forego certain investment opportunities. Such Underlying Fund may underperform other funds that do not have a similar investment strategy. Investors may differ in their views of what fits within this category of investments. As a result, an Underlying Fund may invest in issuers that do not reflect the beliefs and values of any particular investor. Certain companies focused on sustainable energy and climate change solutions may be dependent on, and significantly affected by, developing technologies, short product life cycles, competition from new market entrants, fluctuations in energy prices and supply and demand of alternative energy sources. These companies also may be dependent on the government policies of U.S. and foreign governments, including tax incentives and subsidies, as well as on political support for certain environmental initiatives. Further, the
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regulatory landscape with respect to impact and climate change investing in the United States is still developing and future rules and regulations may require an Underlying Fund to modify or alter its investment process with respect to impact and/or climate change investing.
INFLATION-PROTECTED SECURITIES RISK –  The value of inflation-protected securities generally fluctuates in response to changes in real interest rates (stated interest rates adjusted to factor in inflation). In general, the price of an inflation-indexed security decreases when real interest rates increase, and increases when real interest rates decrease. Interest payments on inflation-protected debt securities will fluctuate as the principal and/or interest is adjusted for inflation and can be unpredictable. The market for Treasury inflation-protected securities (“TIPS”) and corporate inflation-protected securities (“CIPS”) may be less developed or liquid, and more volatile, than certain other securities markets. There can be no assurance that the inflation index used in these securities (i.e., the CPI) will accurately measure the real rate of inflation. Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income for the amount of the increase in the calendar year, even though a Fund will not receive its principal until maturity.
INFLATION RISK –  A Fund’s investments may be subject to inflation risk, which is the risk that the real value (i.e., nominal price of the asset adjusted for inflation) of assets or income from investments will be less in the future as inflation decreases the purchasing power and value of money (i.e., as inflation increases, the real value of a Fund’s assets can decline). Inflation rates may change frequently and significantly as a result of various factors, including unexpected shifts in the domestic or global economy and changes in monetary or economic policies (or expectations that these policies may change), and a Fund’s investments may not keep pace with inflation, which would generally adversely affect the real value of Fund shareholders’ investment in the Fund. This risk is greater for fixed-income instruments with longer maturities. In addition, this risk may be significantly elevated compared to normal conditions because of recent monetary policy measures and the current interest rate environment.
INTEREST RATE RISK –  The risk that your investment may go down in value when interest rates rise, because when interest rates rise, the prices of bonds and fixed rate loans fall. A wide variety of factors can cause interest rates to rise, including central bank monetary policies and inflation rates. Generally, the longer the maturity of a bond or fixed rate loan, the more sensitive it is to this risk. For this reason, the longer a Fund’s average weighted portfolio maturity, the greater the impact a change in interest rates will have on its share price. Falling interest rates may also lead to a decline in a Fund’s income. These risks are greater during periods of rising inflation. Volatility in interest rates and in fixed income markets may increase the risk that a Fund’s investment in fixed income securities will go down in value. A rise in interest rates could also cause investors to rapidly move out of fixed-income securities, which may increase redemptions in a Fund and subject the Fund to increased liquidity risk. A substantial increase in interest rates may also have an adverse impact on the liquidity of one or more portfolio securities, especially those with longer maturities.
Risks associated with rising interest rates are currently heightened because the U.S. Federal Reserve has raised, and may continue to raise, interest rates and inflation is elevated. The U.S. Federal Reserve and other central banks may raise the federal funds rate and equivalent rates. Any such increases will likely cause market interest rates to rise, which will cause the value of a Fund’s fixed income holdings, particularly those with longer maturities, to fall. Any such rate increases may also increase volatility and reduce liquidity in the fixed income markets, which would make it more difficult to sell a Fund’s fixed income investments. Changes in central bank interest rate policies could also result in higher than normal shareholder redemptions, which could potentially increase portfolio turnover and a Fund’s transaction costs.
INVERSE FLOATER RISK –  Inverse floaters earn interest at rates that vary inversely to changes in short-term interest rates. As short-term interest rates rise, inverse floaters produce less income (and, in extreme cases, may pay no income) and as short-term interest rates fall, inverse floaters produce more income. Inverse floaters may be subject to leverage risk and counterparty risk. These risks are greater for inverse floaters that are structured as tender option bonds (“TOBs”). The prices and income of inverse floaters are generally more volatile than the prices and income of bonds with similar maturities and may decline rapidly during periods of rising interest rates. An investment in inverse floaters involves the risk of loss of principal and typically will involve greater risk than an investment in a municipal fixed rate security. Inverse floaters generally will underperform the market for fixed rate municipal securities in a rising interest rate environment. Investments in inverse floaters in the form of TOBs are also subject to risks related to the termination of the trust that issues the TOB, which could expose a Fund to losses associated with such termination.
LARGE SHAREHOLDER TRANSACTION RISK –  A Fund may experience adverse effects when certain large shareholders purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions may cause a Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent that the Fund is
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delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in a Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Additionally, redemptions by a large shareholder also potentially limit the use of any capital loss carryforwards and other losses to offset future realized capital gains (if any) and may limit or prevent a Fund’s use of tax equalization.
LEVERAGE RISK –  Certain transactions, including derivatives, to-be-announced investments and other when-issued, delayed delivery or forward commitment transactions, involve a form of leverage. Transactions involving leverage provide investment exposure in an amount exceeding the initial investment. Leverage can increase market exposure, magnify investment risks, and cause losses to be realized more quickly. Certain derivatives have the potential to cause unlimited losses for a Fund, regardless of the size of the initial investment. Leverage may also cause a Fund’s NAV to be more volatile than if the Fund had not been leveraged, as relatively small market movements may result in large changes in the value of a leveraged investment. The use of leverage may cause a Fund to liquidate portfolio positions to satisfy its obligations when it may not be advantageous to do so.
LIQUIDITY RISK –  Liquidity risk exists when the markets for particular investments or types of investments are or become relatively illiquid so that it is difficult or impossible for a Fund to sell the investment at the price at which the Fund has valued it. Illiquidity may result from political, economic or issuer specific events; changes in a specific market’s size or structure, including the number of participants; or overall market disruptions. Securities with reduced liquidity or that become illiquid involve greater risk than securities with more liquid markets. If a Fund and its affiliates hold a significant portion of a single issuer’s outstanding securities, the Fund may be subject to greater liquidity risk than if the issuer’s securities were more widely held.
Market quotations for illiquid or less liquid securities may be volatile and/or subject to large spreads between bid and ask prices. Reduced liquidity may have a negative impact on market price and a Fund’s ability to sell particular securities when necessary to meet the Fund’s liquidity needs or in response to a specific economic event. In addition, during periods of reduced market liquidity or in the absence of readily available market quotations for particular investments in a Fund’s portfolio, it may be difficult for a Fund to value these investments and it may be necessary to fair value the investments. Illiquidity can be caused by a drop in overall market trading volume, an inability to find a willing buyer, or legal restrictions on the securities’ resale. In addition, during certain periods, the liquidity of particular issuers or industries in which a Fund may invest, or all securities within a particular investment category in which the Fund may invest, may shrink or disappear suddenly and without warning as a result of adverse economic, market or political events (including periods of rapid interest rate changes), or adverse investor perceptions whether or not accurate. There can be no assurance that a security’s fair value accurately reflects the price at which a Fund could sell that security at that time, which could affect the proceeds of any redemption or the number of Fund shares you receive upon purchase.
Bond markets have consistently grown over the past three decades while the capacity for traditional dealer counterparties to engage in fixed income trading has not kept pace and in some cases has decreased. As a result, dealer inventories of corporate bonds are at or near historic lows in relation to market size. The significant reduction in dealer inventories could potentially lead to decreased liquidity and increased volatility in the fixed income markets. Such issues may be worse during periods of economic uncertainty.
LOANS AND LOAN PARTICIPATIONS RISK –  A Fund may invest in loans and loan participations originated or issued by both banks and corporations. Loans and loan participations, including floating rate loans, are subject to credit risk, including the risk of nonpayment of principal or interest. Also, periods of deteriorating economic conditions, such as recessions or periods of rising unemployment, or substantial increases in interest rates may cause an increase in loan defaults. Although the loans a Fund holds may be fully collateralized at the time of acquisition, the collateral may decline in value, be relatively illiquid, or lose all or substantially all of its value subsequent to investment. The claims of holders of unsecured loans are subordinated to, and thus lower in priority of payment to, claims of creditors holding secured indebtedness and possibly other classes of creditors holding unsecured debt. Unsecured loans have a greater risk of default than secured loans, particularly during periods of deteriorating economic conditions. Since they do not afford the lender recourse to collateral, unsecured loans are also subject to greater risk of nonpayment in the event of default than secured loans. Such loans generally have greater price volatility than more senior loans and may be less liquid. In addition, in the event an issuer becomes insolvent, a loan could be subject to settlement risks or administrative disruptions that could adversely affect a Fund’s investment. It may also be difficult to obtain reliable information about a loan or loan participation.
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Many loans are subject to extended settlement periods and it may take greater than seven days for a loan purchase or sale transaction to settle. Loans may also be subject to restrictions on resale and may be difficult to value. Long settlement periods, any restrictions on a Fund’s ability to resell a loan investment and any difficulties in valuing a loan investment will have an adverse impact on a Fund’s ability to sell particular loans or loan participations when necessary to meet redemption requests or liquidity needs, or to respond to a specific economic event, such as deterioration in the creditworthiness of the borrower. These effects may make it more difficult for the Fund to pay investors when they redeem their Fund shares. Loans may also be subject to extension risk (the risk that borrowers will repay a loan more slowly in periods of rising interest rates) and prepayment risk (the risk that borrowers will repay a loan more quickly in periods of falling interest rates).
Commercial banks and other financial institutions or institutional investors make floating rate loans to companies that need capital to grow or restructure. Borrowers generally pay interest on these loans at rates that change in response to changes in market interest rates such as the Secured Overnight Financing Rate (“SOFR”) or the prime rates of U.S. banks. As a result, the value of loan investments is generally less exposed to the adverse effects of shifts in market interest rates than investments that pay a fixed rate of interest. However, because the trading market for certain loans may be less developed than the secondary market for bonds and notes, a Fund may experience difficulties in selling its loans. Leading financial institutions often act as agent for a broader group of lenders, generally referred to as a syndicate. The syndicate’s agent arranges the loans, holds collateral and accepts payments of principal and interest. If the agent develops financial problems, a Fund may not recover its investment or recovery may be delayed. By investing in such a loan, a Fund may become a member of the syndicate.
The loans in which a Fund invests are subject to the risk of loss of principal and income. Although borrowers frequently provide collateral to secure repayment of these obligations, they do not always do so. If they do provide collateral, the value of the collateral may not completely cover the borrower’s obligations at the time of a default. If a borrower files for protection from its creditors under the U.S. bankruptcy laws, these laws may limit a Fund’s rights to its collateral. In addition, the value of collateral may erode during a bankruptcy case. In the event of a bankruptcy, the holder of a loan may not recover its principal, may experience a long delay in recovering its investment and may not receive interest during the delay. Additionally, with respect to loan participations, a Fund, as a participant in a loan, will not have any direct claim on the loan or against the borrower, and the Fund may be subject to greater delays, expenses and risks than would have been involved if the Fund had purchased a direct obligation of the borrower.
In the event of the insolvency of an agent bank (in a syndicated loan, the agent bank is the bank in the syndicate whom undertakes the bulk of the administrative duties involved in the day-to-day administration of the loan), a loan could be subject to settlement risk, as well as the risk of interruptions in the administrative duties performed in the day to day administration of the loan (such as processing SOFR calculations, processing draws, etc.).
Because the sub-adviser may rely primarily on its own evaluation of a borrower’s credit quality, a Fund may be dependent on the analytical abilities of the sub-adviser with respect to its investments in loans.
Compared to securities and to certain other types of financial assets, purchases and sales of Senior Loans take relatively longer to settle, partly due to the fact that Senior Loans require a written assignment agreement and various ancillary documents for each transfer, and frequently require discretionary consents from both the borrower and the administrative agent. In addition, recent regulatory changes have increasingly caused dealers to insist on matching their purchases and sales, which can lead to delays in a Fund’s settlement of a purchase or sale of a Senior Loan in circumstances where the dealer’s corresponding transaction with another party is delayed. Dealers will also sometimes sell Senior Loans short, and hold their trades open for an indefinite period while waiting for a price movement or looking for inventory to purchase.
This extended settlement process can (i) increase the counterparty credit risk borne by a Fund; (ii) leave a Fund unable to timely vote, or otherwise act with respect to, Senior Loans it has agreed to purchase; (iii) delay a Fund from realizing the proceeds of a sale of a Senior Loan; (iv) inhibit a Fund’s ability to re-sell a Senior Loan that it has agreed to purchase if conditions change (leaving a Fund more exposed to price fluctuations); (v) prevent a Fund from timely collecting principal and interest payments; and (vi) expose a Fund to adverse tax or regulatory consequences.
Loan interests may not be considered “securities,” and purchasers, such as a Fund, therefore may not be entitled to rely on the anti-fraud protections of the federal securities laws. A Fund may be in possession of material non-public information about a borrower or issuer as a result of its ownership of a loan or security of such borrower or issuer. Because of prohibitions on trading in securities of issuers while in possession of such information, a Fund may be unable to enter into a transaction in a loan or security of such a borrower or issuer when it would otherwise be advantageous to do so.
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MARKET RISK –  Market risk is the risk that one or more markets in which a Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Securities or other investments may decline in value due to factors affecting securities markets generally or individual issuers. The value of a security or other investment may change in value due to general market conditions that are not related to a particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally as well as global trade policies and political unrest or uncertainties. The value of a security or other investment may also change in value due to factors that affect an individual issuer, including data breaches and cybersecurity attacks, or a particular sector or industry. During a general downturn in the securities or other markets, multiple asset classes may decline in value simultaneously. When markets perform well, there can be no assurance that securities or other investments held by a Fund will participate in or otherwise benefit from the advance. Any market disruptions, including those arising out of geopolitical events (including wars, military conflicts, pandemics and epidemics) or natural/environmental disasters, could also prevent a Fund from executing advantageous investment decisions in a timely manner. The adverse impact of any one or more of these events on the market value of Fund investments could be significant and cause losses. A widespread health crisis, such as a global pandemic, could cause substantial market volatility, exchange trading suspensions or restrictions and closures of securities exchanges and businesses, impact the ability to complete redemptions, and adversely impact Fund performance. The outbreak of COVID-19, a respiratory disease caused by a novel coronavirus, negatively affected the worldwide economy, created supply chain disruptions and labor shortages, and impacted the financial health of individual companies and the market in significant and unforeseen ways. The future impact of COVID-19 is currently unknown. The effects to public health, business and market conditions resulting from COVID-19 pandemic have had, and may continue to have, a significant negative impact on the performance of certain investments, including exacerbating other pre-existing political, social and economic risks.
MASTER LIMITED PARTNERSHIP RISK –  Securities of master limited partnerships (“MLPs”) are listed and traded on U.S. securities exchanges. The value of a MLP fluctuates based predominately on its financial performance and changes in overall market conditions. Investments in MLPs involve risks that differ from investments in common stocks, including risks related to the fact that investors have limited control of and limited rights to vote on matters affecting the MLP; risks related to potential conflicts of interest between the MLP and the MLP’s general partner; cash flow risks; dilution risks; and risks related to the general partner’s right to require investors to sell their holdings at an undesirable time or price. In addition, MLPs may be subject to state taxation in certain jurisdictions, which may reduce the amount of income a MLP pays to its investors. The securities of certain MLPs may trade in lower volumes due to their smaller capitalizations, and may be subject to more abrupt or erratic price movements and lower market liquidity. MLPs are generally considered interest-rate sensitive investments. During periods of interest rate volatility, these investments may not provide attractive returns. In addition, if the tax treatment of an MLP changes, a Fund’s after-tax return from its MLP investment would be materially reduced. Debt securities of MLPs have characteristics similar to debt securities of other types of issuers, and are subject to the risks applicable to debt securities in general, such as credit risk, interest rate risk, and liquidity risk. Investments in debt securities of MLPs may not offer the tax characteristics of equity securities of MLPs. To the extent a Fund invests in debt securities of MLPs that are rated below investment grade, such investments are also subject to the risks in discussed in “High Yield Investments Risk“ above.
MORTGAGE-RELATED AND OTHER ASSET-BACKED SECURITIES RISK –  Mortgage-related and other asset-backed securities are subject to certain risks, including credit risk and interest rate risk. These investments expose a Fund to “extension risk,” which is the risk that borrowers will repay a loan more slowly in periods of rising interest rates which could increase the interest rate sensitivity of certain investments — such as mortgage- and asset-backed securities — and cause the value of these investments to fall. As a result, in a period of rising interest rates, if a Fund holds mortgage-related securities and other asset-backed securities, it may exhibit additional volatility. In addition, adjustable and fixed rate mortgage-backed securities are subject to “prepayment risk.” When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of a Fund because the Fund may have to reinvest that money at lower prevailing interest rates. A Fund’s investments in other asset-backed securities are subject to risks similar to those associated with mortgage-backed securities, as well as additional risks associated with the nature of the assets and the servicing of those assets. These securities are also subject to risk of default on the underlying mortgage or asset, particularly during periods of economic downturn. Issuers of asset-backed securities may have limited ability to enforce the security interest in the underlying assets, and credit enhancements provided to support the securities, if any, may be inadequate to protect investors in the event of default. In addition, as a result of its investment in asset-backed securities, a Fund would be subject to the risk that in certain states it may be difficult to perfect the liens securing the collateral backing certain asset-backed securities. Certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults.
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Collateralized debt obligations (“CDOs”), which are a type of asset-backed security, are subject to heightened risks, including the possibility that distributions from collateral securities will not be adequate to make interest or other payments; the quality of the collateral may decline in value or default; a Fund may invest in collateralized debt obligations that are subordinate to other classes and, therefore, will not have primary rights to any payments in bankruptcy; values may be volatile; and disputes with the issuer may produce unexpected investment results. A Fund’s investments in CDOs will not receive the same investor protection as an investment in registered securities. In addition, prices of CDO investments can decline considerably. These types of instruments are frequently referred to as “mortgage derivatives” and are sensitive to changing interest rates and deteriorating credit environments. CDOs may lack of a readily available secondary market and be difficult to sell at the price at which a Fund values them.
A Fund may invest in uniform mortgage-backed securities, which are securities that generally align the characteristics of Fannie Mae and Freddie Mac certificates. Uniform mortgage-backed securities are a recent innovation and the effect they may have on the market for mortgage-related securities is uncertain.
A Fund may invest in mortgage-backed securities issued by the U.S. Government or by non-governmental issuers. To the extent that a Fund invests in mortgage-backed securities offered by non-governmental issuers, such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers, the Fund may be subject to additional risks. Mortgage-related securities issued by private issuers are subject to the credit risks of the issuers, as well as to interest rate risks. Timely payment of interest and principal of non-governmental issuers is supported by various forms of private insurance or guarantees, including individual loan, title, pool and hazard insurance purchased by the issuer. There can be no assurance that the private insurers can meet their obligations under the policies. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of a mortgage-backed security and could result in losses to a Fund. The risk of such defaults is generally higher in the case of mortgage pools that include subprime mortgages. Subprime mortgages refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their mortgages. These risks typically become elevated during periods of distressed economic, market, health and labor conditions. In particular, increased levels of unemployment, delays and delinquencies in payments of mortgage and rent obligations, and uncertainty regarding the effects and extent of government intervention with respect to mortgage payments and other economic matters may adversely affect a Fund’s investments in mortgage-backed securities.
COLLATERALIZED LOAN OBLIGATIONS RISK –  Collateralized loan obligations (“CLOs”) bear many of the same risks as other forms of asset-backed securities, including interest rate risk, credit risk and default risk. As they are backed by pools of loans, CLOs also bear similar risks to investing in loans directly. CLOs issue classes or “tranches” that vary in risk and yield. CLOs may experience substantial losses attributable to loan defaults. Losses caused by defaults on underlying assets are borne first by the holders of subordinate tranches. A Fund’s investment in CLOs may decrease in market value when the CLO experiences loan defaults or credit impairment, the disappearance of a subordinate tranche, or market anticipation of defaults and investor aversion to CLO securities as a class.
MUNICIPAL SECURITIES RISK –  Municipal securities risks include the possibility that the issuer may not be able to pay interest or repay principal when due; the relative lack of information about certain issuers of municipal securities; and the possibility that future legislative changes could affect the market for and value of municipal securities. Municipal securities are subject to interest rate risk, credit risk and market risk. Negative events, such as severe fiscal difficulties, bankruptcy of one or more issuers, an economic downturn, unfavorable legislation, court rulings or political developments, or reduced monetary support from the federal government could hurt Fund performance. Because municipal securities are issued to finance similar projects, conditions in those sectors may affect the overall municipal securities market. Municipal securities may be susceptible to periods of economic stress, which could affect the market values and marketability of many or all municipal obligations of issuers in a state, locality or US territory or possession. For example, the COVID-19 pandemic significantly stressed the financial resources of many municipal issuers. In addition, changes in the financial condition of an individual municipal issuer can affect the overall municipal market. Investment in municipal securities is also subject to:
General Obligation Bonds Risks –  The full faith, credit and taxing power of the municipality that issues a general obligation bond secures payment of interest and repayment of principal. Timely payments depend on the issuer’s credit quality, ability to raise tax revenues and ability to maintain an adequate tax base.
Revenue Bonds Risks –  Payments of interest and principal on revenue bonds are made only from the revenues generated by a particular facility, class of facilities or the proceeds of a special tax or other revenue source. These payments depend on the money earned by the particular facility or class of facilities, or the amount of revenues derived from another source.
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Private Activity Bonds Risks –  Municipalities and other public authorities issue private activity bonds to finance development of industrial facilities for use by a private enterprise. The private enterprise pays the principal and interest on the bond, and the issuer does not pledge its full faith, credit and taxing power for repayment. If the private enterprise defaults on its payments, a Fund may not receive any income or get its money back from the investment.
Moral Obligation Bonds Risks –  Moral obligation bonds are generally issued by special purpose public authorities of a state or municipality. If the issuer is unable to meet its obligations, repayment of these bonds becomes a moral commitment, but not a legal obligation, of the state or municipality.
Municipal Notes Risks –  Municipal notes are shorter term municipal debt obligations. They may provide interim financing in anticipation of, and are secured by, tax collection, bond sales or revenue receipts. If there is a shortfall in the anticipated proceeds, the notes may not be fully repaid and a Fund may lose money.
Municipal Lease Obligations Risks –  In a municipal lease obligation, the issuer agrees to make payments when due on the lease obligation. The issuer will generally appropriate municipal funds for that purpose, but is not obligated to do so. Although the issuer does not pledge its unlimited taxing power for payment of the lease obligation, the lease obligation is secured by the leased property. However, if the issuer does not fulfill its payment obligation (i.e., annually appropriate money to make the lease payments), it may be difficult to sell the property and the proceeds of a sale may not cover a Fund’s loss.
Tax-Exempt Status Risk –  Municipal securities are subject to the risk that the Internal Revenue Service may determine that an issuer has not complied with applicable tax requirements and that interest from the municipal security is taxable, which may result in a significant decline in the value of the security.
NATURAL RESOURCES INDUSTRY CONCENTRATION RISK – The natural resources industry can be significantly affected by events relating to international political and economic developments, energy conservation, the success of exploration projects, commodity prices, and taxes and other governmental regulations. The securities of companies in the natural resources industry may experience more price volatility than securities of companies in other industries. In addition, companies in the natural resources industry sector may also operate in, or engage in transactions involving countries with, less developed regulatory regimes or a history of expropriation, nationalization or other adverse policies. Concentration in the natural resources industry may pose greater liquidity risk and increases the risk of loss should adverse economic developments occur in that industry.
NEW FUND RISK –  A Fund with a limited operating history may be subject to additional risks. There can be no assurance that a new Fund will grow to an economically viable size, in which case the Fund may cease operations. In such an event, investors may be required to liquidate or transfer their investments at an inopportune time.
OTHER INVESTMENT COMPANIES RISK –  Investments in securities of other investment companies, including ETFs, are generally subject to limitations prescribed by the 1940 Act and its rules, and applicable SEC staff interpretations or applicable exemptive relief granted by the SEC. Such investments subject a Fund to the risks that apply to the other investment company, including market and selection risk, and may increase a Fund’s expenses to the extent the Fund pays fees, including investment advisory and administrative fees, charged by the other investment company. The success of a Fund’s investment in these securities is directly related, in part, to the ability of the other investment companies to meet their investment objective.
Investments in ETFs and listed closed-end funds are subject to the additional risk that shares of the ETF or closed-end fund may trade at a premium or discount to their net asset value per share. There may also not be an active trading market available for shares of some ETFs or closed-end funds. Additionally, trading of ETF and closed-end fund shares may be halted and ETF and closed-end fund shares may be delisted by the listing exchange. In addition, a Fund pays brokerage commissions in connection with the purchase and sale of shares of ETF and closed-end funds. ETFs and closed-end funds are also subject to specific risks depending on the nature of the ETF or closed-end fund, such as liquidity risk, sector risk, and foreign and emerging markets risk, as well as risks associated with fixed income securities, real estate investments and commodities. Closed-end funds may utilize more leverage than other types of investment companies. They can utilize leverage by issuing preferred stocks or debt securities to raise additional capital which can, in turn, be used to buy more securities and leverage its portfolio.
A business development company (”BDC“), which is a type of closed-end fund, typically invests in small and medium-sized companies. A BDC’s portfolio is subject to the risks inherent in investing in smaller companies, including that portfolio companies may be dependent on a small number of products or services and may be more adversely affected by poor economic or market conditions. Some BDCs invest substantially, or even exclusively, in one sector or industry group and therefore the BDC may be susceptible to adverse conditions and economic or regulatory occurrences
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affecting the sector or industry group, which tends to increase volatility and result in higher risk. The Small Business Credit Availability Act permits BDCs to adopt a lower asset coverage ratio, thereby enhancing their ability to use leverage. Investments in BDCs that use greater leverage may be subject to heightened risks.
A Fund will indirectly bear a pro rata share of fees and expenses incurred by any investment companies in which the Fund is invested. A Fund’s pro rata portion of the cumulative expenses charged by the investment companies is calculated as a percentage of the Fund’s average net assets. The pro rata portion of the cumulative expenses may be higher or lower depending on the allocation of a Fund’s assets among the investment companies and the actual expenses of the investment companies. Business development company expenses are similar to the expenses paid by any operating company held by a Fund. They are not direct costs paid by Fund shareholders and are not used to calculate a Fund’s net asset value. They have no impact on the costs associated with Fund operations.
SEMI-TRANSPARENT ETF STRUCTURE RISK –  The following sets forth risks specific to investing in the Hartford Large Cap Growth ETF (“Large Cap Growth ETF”):
Unlike ETFs that publicly disclose their complete portfolio holdings each business day, the Large Cap Growth ETF discloses the Tracking Basket and Tracking Basket Weight Overlap, which is intended to allow market participants to estimate the value of positions in Large Cap Growth ETF shares. Although this information is designed to facilitate arbitrage opportunities in Large Cap Growth ETF shares to reduce bid/ask spreads and minimize discounts or premiums between the market price and NAV of Large Cap Growth ETF shares, there is no guarantee the Large Cap Growth ETF’s arbitrage mechanism will operate as intended or that the Large Cap Growth ETF will not experience wide bid/ask spreads and/or large discounts or premiums to NAV. In addition, market participants may attempt to use the disclosed information to “reverse engineer” the Large Cap Growth ETF’s trading strategy, which, if successful, could increase opportunities for predatory trading practices that may have the potential to negatively impact the Large Cap Growth ETF’s performance. These practices may include front running (trading ahead of the Large Cap Growth ETF) or free riding (mirroring the Large Cap Growth ETF’s strategies).
The Large Cap Growth ETF’s Tracking Basket structure may affect the price at which shares of the Large Cap Growth ETF trade in the secondary market. Although the Tracking Basket is intended to provide investors with enough information to allow for an effective arbitrage mechanism that will keep the market price of the Large Cap Growth ETF at or close to the underlying NAV per share of the Large Cap Growth ETF, there is a risk (which may increase during periods of market disruption or volatility) that market prices will vary significantly from the underlying NAV of the Large Cap Growth ETF. ETFs trading on the basis of a published Tracking Basket may trade at a wider bid/ask spread than ETFs that publish their portfolios on a daily basis, especially during periods of market disruption or volatility, and therefore, may cost investors more to trade.
In addition, although the Large Cap Growth ETF seeks to benefit from keeping its portfolio information secret, market participants may attempt to use the Tracking Basket to identify the Large Cap Growth ETF’s trading strategy. If successful, this could result in such market participants engaging in certain predatory trading practices that may have the potential to harm the Large Cap Growth ETF and its shareholders, such as front running the Large Cap Growth ETF’s trades of portfolio securities.
There may be circumstances where a security held in the Large Cap Growth ETF’s portfolio but not in the Tracking Basket does not have readily available market quotations. If the Large Cap Growth ETF’s adviser determines that such circumstance may affect the reliability of the Tracking Basket as an arbitrage vehicle, that information, along with the identity and weighting of that security in the Large Cap Growth ETF’s portfolio, will be publicly disclosed on the Large Cap Growth ETF’s website and the Large Cap Growth ETF’s adviser will assess appropriate remedial measures. In these circumstances, market participants may use this information to engage in certain predatory trading practices that may have the potential to harm the Large Cap Growth ETF and its shareholders. In addition, if securities representing 10% or more of the Large Cap Growth ETF’s portfolio do not have readily available market quotations, the Large Cap Growth ETF’s adviser would promptly request the Exchange to halt trading on the Large Cap Growth ETF, meaning that investors would not be able to trade their shares. Trading may also be halted in other circumstances, for example, due to market conditions.
The Large Cap Growth ETF has limited public trading history and will operate differently from other actively managed ETFs that publish their portfolio holdings on a daily basis. Although shares are listed on an exchange, there can be no assurance that an active trading market or requirements to remain listed will be met or maintained, or that the market for fund shares will operate as intended. If the market does not operate as intended, it could lead to the Large Cap Growth ETF’s shares trading at wider spreads and larger premiums and discounts to NAV than other actively managed ETFs that publish their portfolio holdings on a daily basis, particularly during periods of market disruption or volatility. As a result, it may cost investors more to trade Large Cap Growth ETF shares than shares of other ETFs.
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Only an authorized participant may engage in creation or redemption transactions directly with the Large Cap Growth ETF. There is no guarantee that the Large Cap Growth ETF will be able to attract market makers and authorized participants. There are no obligations of market makers to make a market in the Large Cap Growth ETF’s shares or of authorized participants to submit purchase or redemption orders for creation units. In addition, trading of shares in the secondary market may be halted, for example, due to activation of marketwide “circuit breakers.” If trading halts or an unanticipated early closing of the listing exchange occurs, a shareholder may be unable to purchase or sell shares of the Large Cap Growth ETF. The Large Cap Growth ETF’s distributor does not maintain a secondary market in the shares.
If the Large Cap Growth ETF’s shares are delisted from the listing exchange, the Large Cap Growth ETF’s adviser may seek to list the Large Cap Growth ETF shares on another market, merge the Large Cap Growth ETF with another exchange-traded fund or traditional mutual fund, or redeem the Large Cap Growth ETF shares at NAV.
Shares of the Large Cap Growth ETF, similar to shares of other issuers listed on a stock exchange, may be sold short and are therefore subject to the risk of increased volatility and price decreases associated with being sold short.
Shares of the Large Cap Growth ETF may trade at a larger premium or discount to NAV than shares of other ETFs, including ETFs that make their daily holdings public. The NAV of the Large Cap Growth ETF will generally fluctuate with changes in the market value of the Large Cap Growth ETF’s holdings. The Large Cap Growth ETF’s shares are listed on an exchange and can be bought and sold in the secondary market at market prices. The market prices of shares will fluctuate in accordance with changes in NAV and supply and demand on the listing exchange. Although disclosure of the Tracking Basket and Tracking Basket Weight Overlap is designed to facilitate the arbitrage process to permit the shares of the Large Cap Growth ETF to trade at market prices that are at or close to NAV, it is possible that the market price and NAV will vary significantly. As a result, investors may sustain losses if they pay more than the shares’ NAV when they purchase shares, or receive less than the shares’ NAV when they sell shares, in the secondary market. During periods of disruptions to creations and redemptions, the existence of extreme market volatility, or lack of an active trading market for the Large Cap Growth ETF’s shares, the market price of fund shares is more likely to differ significantly from the Large Cap Growth ETF’s NAV. During such periods, investors may be unable to sell their shares or may incur significant losses if they sell their shares. Disruptions at market makers, authorized participants or market participants may also result in significant differences between the market price of the Large Cap Growth ETF’s shares and the Large Cap Growth ETF’s NAV. In addition, in stressed market conditions or periods of market disruption or volatility, the market for shares may become less liquid in response to deteriorating liquidity in the markets for the Large Cap Growth ETF’s underlying portfolio holdings.
The market price of shares during the trading day, like the price of any exchange-traded security, includes a bid-ask spread charged by the exchange specialist, market makers, or other participants that trade the particular security. In times of severe market disruption or volatility, the bid-ask spread can increase significantly. At those times, shares are most likely to be traded at a discount to NAV, and the discount is likely to be greatest when the price of shares is falling fastest, which may be the time that investors most want to sell their shares.
PASSIVE INVESTMENT MANAGEMENT RISK –  The Fund is not actively managed. As a result, the Fund may underperform actively managed funds that may shift their portfolio assets to take advantage of market opportunities or lessen the impact of a market decline.
PREFERRED STOCK RISK – The prices and yields of nonconvertible preferred stocks generally move with changes in interest rates and the issuer’s credit quality, similar to debt securities. The value of convertible preferred stocks varies in response to many factors, including, for example, the value of the underlying equity securities, general market and economic conditions and convertible market valuations, as well as changes in interest rates, credit spreads and the credit quality of the issuer.
PRIVATE PLACEMENT RISK –  Investments in private placements are generally considered to be illiquid. Privately placed securities may be difficult to sell promptly or at reasonable prices and might thereby cause a Fund difficulty in satisfying redemption requests. In addition, less information may be available about companies that make private placements than about publicly offered companies and such companies may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded. Privately placed securities are typically fair valued and generally have no secondary trading market; therefore, such investments may be more difficult to value than publicly traded securities. Difficulty in valuing a private placement may make it difficult to accurately determine a Fund’s exposure to private placement investments, which could cause the Fund to invest to a greater extent than permitted in illiquid investments and subject the Fund to increased risks. Private placement investments may subject the Fund to contingent liabilities in the event a private issuer is acquired by another company during the period it is held by the Fund. Private placement investments may involve a high degree of business and financial risk and may result in substantial losses. These factors may have a negative effect on a Fund’s performance.
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QUANTITATIVE INVESTING RISK –  The value of securities or other investments selected using quantitative analysis may perform differently from the market as a whole or from their expected performance for many reasons, including, but not limited to, factors used in building the quantitative analytical framework, the weights placed on each factor, the accuracy of historical data supplied by third parties, and changing sources of market returns. The models used may be predictive in nature and such models may result in an incorrect assessment of future events. There may also be technical issues with the construction and implementation of quantitative models (for example, software or other technology malfunctions, or programming inaccuracies). The use of quantitative analysis to support investment decisions may cause a Fund to underperform other funds that have similar investment strategies or that select securities or other investments using other types of analysis. In addition, considerations that affect a security’s or other investment’s value can change over time and these changes may not be reflected in the quantitative model. There can be no assurance that quantitative investing will help a Fund to achieve its investment objective.
REAL ESTATE RELATED SECURITIES RISK –  The main risk of real estate related securities, including real estate investment trusts (“REITs”), is that the value of the underlying real estate may go down. Many factors may affect real estate values. These factors include both the general and local economies, vacancy rates, tenant bankruptcies, the ability to re-lease space under expiring leases on attractive terms, the amount of new construction in a particular area, the laws and regulations (including zoning and tax laws) affecting real estate and the costs of owning, maintaining and improving real estate. The availability of mortgages and changes in interest rates, a decline in rents resulting from unanticipated economic, legal or technological developments or a decline in the price of securities of real estate companies due to a failure of borrowers to pay their loans or poor management may also affect real estate values. The real estate sector is particularly sensitive to economic downturns. When economic growth is slow, demand for property decreases and prices may decline. If a Fund’s real estate related investments are concentrated in one geographic area or in one property type, the Fund will be particularly subject to the risks associated with that area or property type.
Investments in REITs, which pool investor money to invest in real estate and real estate related holdings, involve unique risks. REITs may have limited financial resources, may trade less frequently and in limited volume and may be more volatile than other securities. REITs depend generally on their ability to generate cash flow to make distributions to shareholders or unitholders, and may be subject to defaults by borrowers and to self-liquidations. Many issuers of real estate related securities are highly leveraged, which increases the risk to holders of such securities. REITs are also subject to additional risks, such as poor performance by the manager of the REIT, adverse changes to the tax laws, failure by the REIT to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended, or failure to maintain exemption from registration under the 1940 Act. In addition, some REITs have limited diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property, which may make REITs more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Also, the organizational documents of a REIT may contain provisions that make changes in control of the REIT difficult and time-consuming. Because REITs are pooled investment vehicles that have expenses of their own, a Fund will indirectly bear its proportionate share of those expenses. REITs and other real estate related securities tend to be small- to mid-cap stocks that are subject to risks of investing in small- to mid-cap stocks.
REPURCHASE AGREEMENTS RISK –  A Fund may enter into certain types of repurchase agreements or purchase and sale contracts. Under a repurchase agreement, the seller agrees to repurchase a security (typically a security issued or guaranteed by the U.S. Government) at a mutually agreed upon time and price. This insulates a Fund from changes in the market value of the security during the period. A purchase and sale contract is similar to a repurchase agreement, but purchase and sale contracts provide that the purchaser receives any interest on the security paid during the period. If the seller fails to repurchase the security in either situation and the market value declines, a Fund may lose money.
RESTRICTED SECURITIES RISK –  Restricted securities are securities that cannot be offered for public resale unless registered under the applicable securities laws or that have a contractual restriction that prohibits or limits their resale. Restricted securities include private placement securities that have not been registered under the applicable securities laws, such as Rule 144A securities, and securities of U.S. and non-U.S. issuers that are issued pursuant to Regulation S. Restricted securities may not be listed on an exchange and may have no active trading market. Restricted securities may be illiquid. A Fund may be unable to sell them on short notice or may be able to sell them only at a price below current value. Also, a Fund may get only limited information about the issuer of a restricted security, so it may be less able to predict a loss. In addition, if Fund management receives material non-public information about the issuer, a Fund may as a result be unable to sell the securities. Certain restricted securities may involve a high degree of business and financial risk and may result in substantial losses. Please see ”Rule 144A Securities and Regulation S Securities Risk“ below.
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Rule 144A Securities and Regulation S Securities Risk –  “Rule 144A” securities are privately placed, restricted securities that may only be resold under certain circumstances to other qualified institutional buyers. Rule 144A investments are subject to certain additional risks compared to publicly traded securities. If there are not enough qualified buyers interested in purchasing Rule 144A securities when a Fund wishes to sell such securities, the Fund may be unable to dispose of such securities promptly or at reasonable prices. For this reason, although Rule 144A securities are generally considered to be liquid, a Fund’s holdings in Rule 144A securities may adversely affect the Fund’s overall liquidity if qualified buyers become uninterested in buying them at a particular time. Issuers of Rule 144A securities are required to furnish information to potential investors upon request. However, the required disclosure is much less extensive than that required of public companies and is not publicly available. Further, issuers of Rule 144A securities can require recipients of the information (such as the Fund) to agree contractually to keep the information confidential, which could also adversely affect a Fund’s ability to dispose of a security. Offerings of Regulation S securities may be conducted outside of the United States. Regulation S securities are generally less liquid than registered securities, as a result, a Fund may take longer to liquidate these positions than would be the case for publicly traded securities. Although Regulation S securities may be resold in privately negotiated transactions, the price realized from these sales could be less than those originally paid by a Fund. Further, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded. Accordingly, Regulation S securities may involve a high degree of business and financial risk and may result in substantial losses.
REVERSE REPURCHASE AGREEMENTS RISK –  Reverse repurchase agreements involve the sale of securities held by a Fund with an agreement to repurchase the securities at an agreed-upon price, date and interest payment. Reverse repurchase agreements carry the risk that the market value of the securities that a Fund is obligated to repurchase may decline below the repurchase price. A Fund could also lose money if it is unable to recover the securities and the value of any collateral held is less than the value of securities. The use of reverse repurchase agreements may increase the possibility of fluctuation in a Fund’s net asset value.
SECTOR RISK –  To the extent a Fund invests more heavily in particular sectors, its performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors may be more volatile, and may perform differently, than the broader market.
SECURITIES LENDING RISK –  Securities lending involves the risk that a Fund may lose money because the borrower of the securities the Fund has loaned out fails to return the securities in a timely manner or at all. A Fund could also lose money in the event of a decline in the value of the collateral provided for loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for a Fund. Securities lending also involves exposure to certain additional risks, including operational risk (i.e., the risk of losses resulting from problems in the settlement and accounting process –  especially so in certain international markets), “gap” risk (i.e., the risk of a mismatch between the return on cash collateral reinvestments and the fees a Fund has agreed to pay a borrower), risk of loss of collateral, credit, legal, counterparty and market risk. Although a Fund’s securities lending agent has agreed to provide the Fund with indemnification in the event of a borrower default, the Fund is still exposed to the risk of losses in the event a borrower does not return the Fund’s securities as agreed and the agent fails to indemnify the Fund.
SHORT SALES OF TO BE ANNOUNCED (TBA) SECURITIES RISK – When a Fund enters into a short sale of a TBA security it effectively agrees to sell at a future date and price a security it does not own. Although most TBA short sale transactions are closed before a Fund would be required to deliver the security, if the Fund does not close the position, the Fund may have to purchase the securities needed to settle the short sale at a higher price than anticipated. This would cause the Fund to lose money. A Fund may not always be able to purchase the securities required to settle a short at a particular time or at an attractive price. A Fund may incur increased transaction costs associated with selling TBA securities short. In addition, taking short positions in TBA securities results in a form of leverage, which could increase the volatility of a Fund’s returns.
STRIPPED SECURITIES RISK – Stripped securities are created when the issuer separates the interest and principal components of an instrument and sells them as separate securities. In general, one security is entitled to receive the interest payments on the underlying assets (the interest only or “IO” security) and the other to receive the principal payments (the principal only or “PO” security). Some stripped securities may receive a combination of interest and principal payments. The yields to maturity on IOs and POs are sensitive to the expected or anticipated rate of principal payments (including prepayments) on the related underlying assets, and principal payments may have a material effect on yield to maturity. If the underlying assets experience greater than anticipated prepayments of principal, a Fund may not fully recoup its initial investment in IOs. Conversely, if the underlying assets experience less than anticipated
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prepayments of principal, the yield on POs could be adversely affected. Stripped securities may be highly sensitive to changes in interest rates and rates of prepayment. The market for stripped securities may be limited, making it difficult for a Fund to sell its holdings at an acceptable price.
STRUCTURED SECURITIES RISK – Structured securities and other related instruments purchased by a Fund are generally privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a specific asset, benchmark asset, market or interest rate. Depending on the terms of the particular instrument and the nature of the underlying instrument, structured securities may be subject to equity market risk, commodity market risk, currency market risk or interest rate risk. Structured securities that do not involve any type of credit enhancement, are subject to credit risk that generally will be equivalent to that of the underlying instruments. Credit enhanced securities will be subject to the credit risk associated with the provider of the enhancement. A Fund may invest in a class of structured securities that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities. Structured securities are typically sold in private placement transactions, and there currently is no active trading market for structured securities, which may make them difficult to value and sell. Certain issuers of such structured securities may be deemed to be “investment companies” as defined in the 1940 Act. As a result, a Fund’s investment in such securities may be limited by certain investment restrictions contained in the 1940 Act.
SUBSIDIARY RISK – By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The commodity-related instruments held by the Subsidiary are generally similar to those that are permitted to be held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund. There can be no assurance that the investment objective of the Subsidiary will be achieved. The Subsidiary is not registered under the 1940 Act, and, unless otherwise noted in this prospectus, is not subject to all of the investor protections of the 1940 Act. However, the Fund wholly owns and controls the Subsidiary, and the Fund and the Subsidiary are both managed by the Investment Manager, making it unlikely that the Subsidiary will take action contrary to the interests of the Fund and its shareholders. The Board has oversight responsibility for the investment activities of the Fund, including its investment in the Subsidiary, and the Fund’s role as sole shareholder of the Subsidiary. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the Subsidiary to operate as described in this prospectus and the SAI and could adversely affect the Fund. In particular, there is a risk that the Internal Revenue Service could determine that the income the Fund receives from the Subsidiary is not “qualifying income” for tax purposes, which could affect the Fund’s qualification as a regulated investment company. Similarly, the Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If the Fund fails to qualify as a regulated investment company or Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, Fund shareholders would likely suffer decreased investment returns.
SUSTAINABLE INVESTING RISK –  The use of a sustainable investing approach by an Underlying Fund may exclude or reduce exposure to securities of certain issuers for sustainability reasons and, therefore, an Underlying Fund may forgo some market opportunities available to funds that do not use sustainability criteria. An Underlying Fund’s performance may at times be better or worse than the performance of funds that do not use sustainability criteria. A focus on ESG characteristics may prioritize long term rather than short term returns. ESG information and data, including that provided by third parties, may be incomplete, inaccurate, or unavailable, which could adversely affect the analysis relevant to a particular investment. Although the sub-adviser seeks to identify issuers that fit within its sustainability criteria, investors may differ in their views of what fits within this category of investments. As a result, an Underlying Fund may invest in issuers that do not reflect the beliefs and values of any particular investor. In addition, an issuer’s practices, products, or services may change over time, which could cause an Underlying Fund to be invested in securities that do not comply with the sub-adviser’s sustainability criteria. Further, the regulatory landscape with respect to sustainable investing in the United States is still developing and future rules and regulations may require an Underlying Fund to modify or alter its investment process with respect to sustainable investing.
TO BE ANNOUNCED (TBA) TRANSACTIONS RISK – TBA investments include when-issued and delayed delivery securities and forward commitments. TBA transactions involve the risk that the security a Fund buys will lose value prior to its delivery. A Fund is subject to this risk whether or not the Fund takes delivery of the securities on the settlement date for a transaction. There also is the risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, the Fund loses both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price. A Fund may also take a short position in a TBA investment when it owns
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or has the right to obtain, at no added cost, identical securities. If a Fund takes such a short position, it may reduce the risk of a loss if the price of the securities declines in the future, but will lose the opportunity to profit if the price rises. TBA transactions may also result in a higher portfolio turnover rate and/or increased capital gains for a Fund.
U.S. GOVERNMENT SECURITIES RISK – Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Securities backed by the U.S. Treasury or the full faith and credit of the United States are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so. In addition, the value of U.S. Government securities may be affected by changes in the credit rating of the U.S. Government. U.S. Government securities are also subject to default risk, which is the risk that the U.S. Treasury will be unable to meet its payment obligations. The maximum potential liability of the issuers of some U.S. Government securities held by a Fund may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future.
USE AS AN UNDERLYING FUND RISK –  A Fund may be an investment (an “Underlying Fund”) of one or more fund of funds. The term “fund of funds” refers to a fund that pursues its investment objective by investing primarily in other funds. As a result, a Fund may be subject to the following risks:
•
A Fund, as an Underlying Fund, may experience relatively large redemptions or investments as the fund of funds periodically reallocates or rebalances its assets. These transactions may cause the Fund to sell securities to meet such redemptions, or to invest in cash, at times it would not otherwise do so, and may as a result increase transaction costs and adversely affect Fund performance.
•
Such transactions could increase or decrease the frequency of capital gain recognition by a Fund and could affect the timing, amount and character of distributions you receive from a Fund.
VALUATION RISK –  This is the risk that a Fund has valued a security at a price different from the price at which it can be sold. This risk may be especially pronounced for investments that may be illiquid or may become illiquid and for securities that trade in relatively thin markets and/or markets that experience extreme volatility. A Fund’s ability to value its investments in an accurate and timely manner may be impacted by technological issues and/or errors by third party service providers, such as pricing services or accounting agents. If market conditions make it difficult to value certain investments, a Fund may value these investments using more subjective methods, such as fair-value methodologies. Investors who purchase or redeem Fund shares on days when the Fund is holding fair-valued securities may receive fewer or more shares, or lower or higher redemption proceeds, than they would have received if the Fund had not fair-valued the securities or had used a different valuation methodology. The value of foreign securities, certain fixed income securities and currencies, as applicable, may be materially affected by events after the close of the markets on which they are traded, but before a Fund determines its NAV.
VALUE INVESTING STYLE RISK –  Using a value investing style to select investments involves special risks, particularly if it is used as part of a “contrarian” approach to evaluating issuers. Value investing seeks to identify companies that are priced below their intrinsic or prospective worth. Overlooked or otherwise undervalued securities are subject to a significant risk that they may never attain their potential value or may even be overpriced. A value stock may decrease in price or may not increase in price as anticipated by the sub-adviser if it continues to be undervalued by the market or the factors that the sub-adviser believes will cause the stock price to increase do not occur. Also, the value investing style may over time go in and out of favor. At times when the value investing style is out of favor, a Fund may underperform other equity funds that use different investing styles. “Value” securities can be undervalued by the market for long periods of time.
VOLATILITY RISK –  The value of a Fund’s investments may fluctuate over a relatively short period of time. These fluctuations may cause a Fund’s net asset value per share to experience significant changes over similarly short periods of time.
WARRANTS RISK – Warrants give a Fund the right to purchase equity securities (“underlying stock”) at specific prices valid for a specific period of time. If the price of the underlying stock does not rise above the exercise price before the warrant expires, the warrant generally expires without any value and a Fund loses any amount it paid for the warrant. Thus, investments in warrants may involve substantially more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock and can be more volatile than the prices of the underlying stocks. The market for warrants may be limited and it may be difficult for a Fund to sell a warrant promptly at an advantageous price.
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ZERO COUPON SECURITIES RISK – Zero-coupon securities pay no interest prior to their maturity date or another specified date in the future but are issued and traded at a discount to their face value. The discount varies as the securities approach their maturity date (or the date on which interest payments are scheduled to begin). While interest payments are not made on such securities, holders of such securities are deemed to have received income (“phantom income”) annually, notwithstanding that cash may not be received currently. As with other fixed income securities, zero coupon bonds are subject to interest rate and credit risk. Some of these securities may be subject to substantially greater price fluctuations during periods of changing market interest rates than comparable securities that pay interest currently. Longer term zero coupon bonds have greater interest rate risk than shorter term zero coupon bonds.
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Disclosure of Portfolio Holdings
Each Fund will publicly disclose its complete month-end portfolio holdings, which may exclude certain de minimis or short-term investments, on its website at hartfordfunds.com no earlier than 25 calendar days after the end of each month, except a Fund that is a “fund of funds” will publicly disclose the complete month-end portfolio holdings with respect to only the Underlying Funds in which it invests (and the percentage invested in each) no earlier than 15 calendar days after the end of that month. In addition, if a Fund is a “balanced fund” or “multi-asset” fund (i.e., a fund that invests directly in both equity and fixed income securities), the Fund will publicly disclose on its website the largest ten fixed income issuers/holdings and largest ten equity holdings (and the percentage invested in each holding) no earlier than 15 calendar days after the end of each month. The portfolio holdings of the Real Asset Fund disclosed on the website include any holdings of its subsidiary (as if held directly). A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio securities is available in the Funds’ SAI.
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The Investment Manager and Sub-Adviser
The Investment Manager
Hartford Funds Management Company, LLC (the “Investment Manager”) is the investment manager to each Fund. The Investment Manager is an indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), a Connecticut-based financial services company. As of December 31, 2023, the Investment Manager and its wholly owned subsidiary, Lattice Strategies LLC, had approximately $129.3 billion in discretionary assets under management. The Investment Manager is responsible for the management of the Funds and supervises the activities of the investment sub-adviser described below. The Investment Manager is principally located at 690 Lee Road, Wayne, Pennsylvania 19087.
“Manager of Managers” Structure
The Investment Manager and Balanced Income Fund, Balanced Retirement Fund, Multi-Asset Income Fund and Real Asset Fund rely on an exemptive order (the “Order”) from the SEC under which the Funds operate pursuant to a “Manager of Managers” structure. The Investment Manager may rely on the Order for Conservative Allocation Fund and Moderate Allocation Fund (the “Eligible Manager of Managers Funds”), but does not currently do so. The Investment Manager has responsibility, subject to oversight by the Board of Directors, to oversee the sub-adviser and recommend its hiring, termination and replacement. The Order permits the Investment Manager, on behalf of a Fund and subject to the approval of the Board of Directors, to hire, and to materially amend any existing or future sub-advisory agreement with, sub-advisers that are not affiliated with the Investment Manager (the “Original Relief”), as well as sub-advisers that are indirect or direct, wholly-owned subsidiaries of the Investment Manager or of another company that, indirectly or directly wholly owns the Investment Manager (the “Expanded Relief”), in each case without obtaining approval from the respective Fund’s shareholders. Shareholders of each of Balanced Retirement Fund, Multi-Asset Income Fund, and Real Asset Fund have approved the operation of the Fund under (i) both the Original Relief and the Expanded Relief set forth in the Order and/or (ii) any future law, regulation, guidance, or exemptive relief provided by the SEC. Shareholders of each of the Balanced Income Fund and the Eligible Manager of Managers Funds have approved the operation of these Funds under the “Manager of Managers” structure under the Original Relief set forth in the Order. Shareholders of the Checks and Balances Fund and the Growth Allocation Fund have not approved the Original Relief or the Expanded Relief. Within 90 days after hiring any new sub-adviser, the respective Fund’s shareholders will receive information about any new sub-advisory relationship.
AARP Non-Affiliation Disclaimer
The Investment Manager and The Hartford Mutual Funds, Inc. have entered into a licensing arrangement with AARP, Inc. (“AARP”) under which AARP receives a royalty from the Investment Manager out of its own resources for licensing its brand to the Hartford AARP Balanced Retirement Fund. Hartford AARP Balanced Retirement Fund is managed by the Investment Manager, an investment adviser registered with the SEC, and distributed by Hartford Funds Distributors, LLC, a broker-dealer registered with the SEC and an affiliate of the Investment Manager. The Investment Manager and its affiliates are not affiliated with AARP and its affiliates. AARP and its affiliates are not broker-dealers or investment advisers and are not acting in any such capacity with respect to Hartford AARP Balanced Retirement Fund. AARP and its affiliates do not offer, recommend, or endorse the Investment Manager or any of its affiliates and are not making any recommendations regarding an investment in Hartford AARP Balanced Retirement Fund.
The Investment Sub-Adviser
Wellington Management serves as a sub-adviser to the Balanced Income Fund, the Balanced Retirement Fund, the Multi-Asset Income Fund, and the Real Asset Fund (collectively, the “Sub-Advised Funds”) and performs the daily investment of the assets for each Sub-Advised Fund. Wellington Management is a Delaware limited liability partnership with principal offices at 280 Congress Street, Boston, Massachusetts 02210. Wellington Management is a professional investment counseling firm that provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 80 years. Wellington Management is owned by the partners of Wellington Management Group LLP, a Massachusetts limited liability partnership. As of December 31, 2023, Wellington Management and its investment advisory affiliates had investment management authority with respect to approximately $1.22 trillion in assets.
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Portfolio MANAGERS
The portfolio managers for each Fund are set forth below. The individual responsibilities of each portfolio manager to a Fund may differ and may include, among other things, security selection for all or a portion of the Fund, involvement in portfolio construction, asset allocation, and/or general oversight of the portfolio management of the Fund. The Funds’ SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Funds they manage.
Balanced Income Fund
Scott I. St. John, CFA, Senior Managing Director and Fixed Income Portfolio Manager of Wellington Management, has served as a portfolio manager for the fixed income portion of the Fund since its inception in 2006 and has been involved in securities analysis for the fixed income portion of the Fund since its inception in 2006. Mr. St. John joined Wellington Management as an investment professional in 2003.
Matthew C. Hand, CFA, Senior Managing Director and Equity Portfolio Manager of Wellington Management, has served as a portfolio manager for the equity portion of the Fund since 2019 and has been involved in securities analysis for the equity portion of the Fund since 2006. Mr. Hand joined Wellington Management as an investment professional in 2004.
Adam H. Illfelder, CFA, Senior Managing Director and Equity Portfolio Manager of Wellington Management, has served as a portfolio manager for the equity portion of the Fund since 2019 and has been involved in securities analysis for the equity portion of the Fund since 2008. Mr. Illfelder joined Wellington Management as an investment professional in 2005. Prior to joining Wellington Management, Mr. Illfelder was an investment professional with Putnam Investments from 1997 to 2005.
Balanced Retirement Fund
Lutz-Peter Wilke, CFA, Managing Director and Portfolio Manager of Wellington Management, has served as a portfolio manager for the Fund since 2020 and previously served as a portfolio manager to the Fund from August 13, 2015 through July 9, 2019 when the Fund pursued a different investment objective and principal investment strategy. Mr. Wilke joined Wellington Management as an investment professional in 2015. Prior to joining Wellington Management, Mr. Wilke was an investment professional with BlackRock Inc. (formerly Merrill Lynch Investment Managers) from 2005 to 2015.
Multi-Asset Income Fund
Lutz-Peter Wilke, CFA, Managing Director and Portfolio Manager of Wellington Management, has served as a portfolio manager for the Fund since 2018. He makes the asset allocation decisions in the Fund and is responsible for overall portfolio construction. Mr. Wilke joined Wellington Management as an investment professional in 2015. Prior to joining Wellington Management, Mr. Wilke was an investment professional with BlackRock Inc. (formerly Merrill Lynch Investment Managers) from 2005 to 2015.
Loren L. Moran, CFA, Senior Managing Director and Fixed Income Portfolio Manager of Wellington Management, has served as a portfolio manager for a portion of the fixed income allocation of the Fund since 2017 and has been involved in securities analysis for that portion of the Fund since 2014. Ms. Moran joined Wellington as an investment professional in 2014. Prior to joining Wellington Management, Ms. Moran was a fixed income portfolio manager at Goldman Sachs Asset Management from 2010 through 2014.
Real Asset Fund
Nicholas J. Petrucelli, Managing Director and Portfolio Manager of Wellington Management, has served as a portfolio manager for the Fund since 2021 and has been involved in securities analysis for the Fund since 2013. Mr. Petrucelli joined Wellington Management as an investment professional in 2010. Prior to joining Wellington Management, Mr. Petrucelli was an analyst in the Defined Contribution Practice at NEPC (2008 –  2010).
Brian M. Garvey, Senior Managing Director and Multi-Asset Portfolio Manager of Wellington Management, has served as a portfolio manager for the Fund since its inception in 2010. Mr. Garvey joined Wellington Management as an investment professional in 2007. Prior to joining Wellington Management, Mr. Garvey was an investment professional with State Street Corporation (1998 to 2007).
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Checks and Balances Fund, Conservative Allocation Fund, Moderate Allocation Fund, and Growth Allocation Fund
Vernon J. Meyer, CFA, Managing Director and Chief Investment Officer of the Investment Manager, has overseen the management of the Checks and Balances Fund since its inception in 2007, the Conservative Allocation Fund since 2015, the Moderate Allocation Fund since 2015 and the Growth Allocation Fund since 2014. Mr. Meyer has over 36 years of asset management experience. Prior to joining The Hartford in 2004, Mr. Meyer served as a vice president and managing director of MassMutual.
Allison Mortensen, CFA, Head of Multi-Asset Solutions and Managing Director of Hartford Funds and Vice President of the Investment Manager, has served as portfolio manager of the Checks and Balances Fund, the Conservative Allocation Fund, the Moderate Allocation Fund and the Growth Allocation Fund since 2015. Ms. Mortensen joined the Investment Manager in 2015. Ms. Mortensen has over 29 years of asset management experience. Prior to joining the Investment Manager, Ms. Mortensen served as a Senior Portfolio Manager at Aberdeen Asset Management, Inc. (formerly, Gartmore Global Investments) from 2004 to 2015. In this role, Ms. Mortensen developed and oversaw multi-asset, multi manager asset allocation strategies, and was responsible for dynamic asset allocation, portfolio construction and manager selection.
James S. Glendon, CFA, Portfolio Manager at Hartford Funds, has served as a portfolio manager of the Checks and Balances Fund, the Conservative Allocation Fund, the Moderate Allocation Fund and the Growth Allocation Fund since 2022. Mr. Glendon joined the Investment Manager in 2016. Mr. Glendon has over 14 years of asset management experience. Prior to joining the Investment Manager, Mr. Glendon served as a Senior Analyst for FedEx Corporation’s employee pension plan from 2014 to 2016. In this role, Mr. Glendon was responsible for asset allocation, manager oversight, and portfolio construction. Prior to this, he was involved in loan trading at Vining Sparks and institutional client relations at SouthernSun Asset Management, an equity investment management firm.
MANAGEMENT FEE. Each Fund, except Checks and Balances Fund, pays a monthly management fee to the Investment Manager as set forth in its investment management agreement at an annual rate based on the Fund’s average daily net asset value. The Investment Manager pays a sub-advisory fee to Wellington Management out of its management fee for the Sub-Advised Funds. For the fiscal year ended October 31, 2023, each Fund paid the Investment Manager the following effective management fee as a percentage of average daily net assets:
Fund	Effective Management Fee
Balanced Income Fund	0.52%
Balanced Retirement Fund	0.32%
Multi-Asset Income Fund	0.58%
Real Asset Fund	0.80%
Checks and Balances Fund	None
Conservative Allocation Fund	0.10%
Moderate Allocation Fund	0.10%
Growth Allocation Fund	0.10%
A discussion regarding the basis for the Board of Directors’ approval of the investment management agreement for the Funds with the Investment Manager, as well as the investment sub-advisory agreement between the Investment Manager and the sub-adviser with respect to the Sub-Advised Funds, is available in the Funds’ annual report to shareholders for the fiscal year ended October 31, 2023.
CAYMAN SUBSIDIARY. As discussed above, the Real Asset Fund may pursue its investment objective through investment in a Subsidiary. The Subsidiary has entered into a separate agreement with the Investment Manager whereby the Investment Manager provides investment advisory and other services to the Subsidiary. In consideration of these services, the Subsidiary pays the Investment Manager a management fee at the annual rate of 0.66%. The Investment Manager also has entered into a separate agreement with Wellington Management whereby Wellington Management provides investment sub-advisory services to the Subsidiary. The Investment Manager has contractually agreed to waive a portion of the management fee it receives from the Real Asset Fund in an amount equal to the management fee paid by the Subsidiary. The waiver will remain in effect for as long as the Investment Manager’s agreement with the Subsidiary is in place.
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Classes of Shares
Each Fund offers the following classes of shares:
Fund	A	C	I	R3	R4	R5	R6	Y	F
Balanced Income Fund	√	√	√	√	√	√	√	√	√
Balanced Retirement Fund(1)	√	√	√	√	√	√	√	√	√
Multi-Asset Income Fund	√	√	√	√	√	√	√	√	√
Real Asset Fund	√	√	√	√	√	√	√	√	√
Checks and Balances Fund	√	√	√	√	√	√			√
Conservative Allocation Fund(2)	√	√	√	√	√	√	√	√	√
Moderate Allocation Fund	√	√	√	√	√	√			√
Growth Allocation Fund	√	√	√	√	√	√			√
(1)
Classes A, C, I, R3, and R4 of the Balanced Retirement Fund are closed to new investors. No purchases of a closed share class are allowed, other than as described in the Summary Section. Investors should contact their financial professional to determine whether they are eligible to purchase shares of the Balanced Retirement Fund. If you believe you are eligible to purchase shares of the Balanced Retirement Fund, you may be required to provide appropriate proof of eligibility. The Balanced Retirement Fund reserves the right to: (i) reject any purchase order if it believes that acceptance of such order would interfere with its ability to be effectively managed; (ii) reopen the share classes to new investors at a future date; (iii) issue shares in connection with a reorganization; and (iv) make additional exceptions, limit the above exceptions, or otherwise modify the foregoing closure policy for any reason. A share class’ closed status does not restrict existing shareholders from redeeming shares of the Fund. However, any shareholders who redeem all Fund shares in their account would generally not be permitted to re-establish the account and purchase shares of a closed class unless they meet one of the criteria set forth in the Fund’s Summary Section or are reinvesting in the same Fund pursuant to the Reinstatement Privilege set forth in this prospectus. You may obtain additional information by calling Hartford Funds at: 1-888-843-7824.
(2)
Classes Y and R6 of the Conservative Allocation Fund are not currently available for purchase and not currently sold in any State, including Oklahoma, Nebraska and Montana, or to residents of any State, including Oklahoma, Nebraska and Montana.
Investor Requirements
This section describes investor requirements for each class of shares offered by the Funds. Each Fund may, in its sole discretion, modify or waive the eligibility requirements for purchases of any class of its shares.
Class A Shares. Class A shares are generally available for purchase by all investors other than retirement plans, except as described below. Purchases of Class A shares by certain retirement plans are permitted under the following circumstances:
•
If the plan is one of the following types of retirement plans and the plan was invested in or was offered as an investment option Class A shares of a Hartford mutual fund at net asset value on or before June 30, 2007: (a) an employer-sponsored retirement plan with at least 100 participants or $500,000 in plan assets; (b) a retirement plan that buys Fund shares through a group variable funding agreement that was issued by Hartford Life Insurance Company; or (c) a retirement plan for which Hartford Life Insurance Company or its affiliate served as plan administrator; or
•
If the plan is an employer-sponsored retirement plan held directly at a broker-dealer (that is, outside of a retirement plan recordkeeping platform or third party administrator). Such retirement plans may purchase Class A shares, subject to all applicable sales charges as described in this prospectus.
Class A shares are not available for purchase by accounts for which no broker-dealer or other financial intermediary is specified, except under the following circumstances: (i) purchases by shareholders who have an existing account without a broker-dealer or financial intermediary as of the close of business on March 31, 2022 to add to their existing Fund account through subsequent purchases, through exchanges from other Hartford mutual funds, or through conversions of another share class in the Fund for Class A shares in the same Fund; (ii) purchases by shareholders in an Orphaned Account (as defined below); or (iii) purchases through reinvestment of dividends or capital gains distributions.
Certain shareholder accounts are maintained with the transfer agent and list a broker-dealer of record (“Prior Broker-Dealer of Record”), and if, subsequently, such Prior Broker-Dealer of Record resigns from the account resulting in such account being held directly with the transfer agent without a new broker-dealer of record for such account, then such account would be referred to as an “Orphaned Account.”
Class A shares have a minimum investment requirement of $2,000 ($5,000 in the case of the Real Asset Fund) for all accounts except: $250, if establishing an AIP, with recurring monthly investments of at least $50.
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Class C Shares. Class C shares are generally available for purchase by all investors other than retirement plans. Class C shares are not available for purchase by accounts for which no broker-dealer or other financial intermediary is specified. Any such purchase received by the Funds’ transfer agent for Class C shares for such accounts will be rejected.
Class C shares have a minimum investment requirement of $2,000 ($5,000 in the case of the Real Asset Fund) for all accounts except: $250, if establishing an AIP, with recurring monthly investments of at least $50.
Class I Shares. Class I shares are offered:
•
through financial intermediaries who charge such clients a fee for advisory, investment, consulting or similar services;
•
through financial intermediaries that have entered into an agreement with Hartford Funds Distributors, LLC (the “Distributor”) to offer Class I shares;
•
to institutional investors, which include but are not limited to: family offices and their clients; non-profit organizations, charitable trusts, foundations and endowments; and accounts registered to bank trust departments, trust companies, registered investment advisers and investment companies; and
•
to current or retired officers, directors and employees (and their spouse (or legal equivalent recognized under state law) and any children under 21) of the Funds, The Hartford, the sub-adviser to the Funds, Hartford Administrative Services Company, and their affiliates.
Class I shares are not available to qualified employee benefit plans and other retirement savings plans. This restriction does not apply to qualified employee benefit plans (such as a health savings account or health savings plan) offered to current or retired officers, directors and employees (and their spouse (or legal equivalent recognized under state law) and any children under 21) of the Funds, The Hartford, the sub-adviser to the Funds, Hartford Administrative Services Company, and their affiliates. Class I shares have a minimum investment requirement of $2,000 ($5,000 in the case of the Real Asset Fund) for all accounts except: $250, if establishing an AIP, with recurring monthly investments of at least $50.
Class R3, Class R4, Class R5 and Class R6 Shares. Class R3, R4, R5 and R6 shares are available only to 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans, nonqualified deferred compensation plans, health savings plans, health savings accounts, funded welfare benefit plans (e.g., Voluntary Employees’ Beneficiary Association (VEBA) and Other Post-Employment Benefits (OPEB) plans) and thrift savings plans. Class R3, R4, R5 and R6 shares generally are available only where the shares are held on the books of the Fund through omnibus accounts (either at the plan level or at the level of the financial services firm). Class R3, R4, R5 and R6 shares are not available to retail non-retirement accounts, Traditional and Roth Individual Retirement accounts (IRAs), Coverdell Education Savings Accounts, SEPs, SARSEPs, SIMPLE IRAs and individual 403(b) plans.
Class Y Shares. Class Y shares are offered:
•
through financial intermediaries who charge such clients a fee for advisory, investment, consulting or similar services;
•
through financial intermediaries that have entered into an agreement with the Distributor to offer Class Y shares through a no-load network or platform (as discussed below under “Commissions and Transaction Fees”, a financial intermediary may require you to pay a commission when buying and selling such “no-load” shares); and
•
to institutional investors, which include but are not limited to: family offices and their clients; non-profit organizations, charitable trusts, foundations and endowments; and accounts registered to bank trust departments, trust companies, registered investment advisers and investment companies.
Class Y shares have an investment minimum of $250,000, which is waived when the shares are purchased through omnibus accounts (or similar types of accounts). The investment minimum for Class Y shares does not apply to qualified employee benefit plans and other retirement savings plans.
Class Y shares are no longer available to new qualified employee benefit plans and other retirement savings plans, except as indicated below. Purchases of Class Y shares by certain retirement plans are permitted under the following circumstances: (i) purchases by qualified employee benefit plans and other retirement savings plans that held Class Y shares of any Hartford mutual fund as of close of business on March 29, 2019; (ii) purchases through reinvestment of dividends; (iii) purchases by qualified employee benefit plans and other retirement savings plans that have been pre-approved by the Distributor to purchase Class Y shares; and (iv) purchases, including through reinvestment of dividends, by qualified employee benefit plans and other retirement savings plans that received shares of the Fund as part of a reorganization.
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Class F Shares. Class F shares are generally only available through financial intermediaries that have entered into an appropriate agreement to sell Class F shares of a Fund. However, purchases by affiliated investment companies, purchases by 529 plans or purchases of $1,000,000 or more of Class F shares may be made directly through the Funds’ transfer agent. Class F shares are not available to retirement plans. Class F shares do not have a minimum initial investment requirement when the shares are purchased through omnibus accounts (or similar types of accounts). All other eligible investors must meet the minimum initial investment requirement of at least $1,000,000 in Class F shares of a Fund, except for affiliated investment companies and 529 plans. Each Fund reserves the right in its sole discretion to waive the minimum initial investment requirement.
Choosing a Share Class
Each share class has its own cost structure, allowing you to choose the one that best meets your needs. When you choose your class of shares, you should consider a number of factors, including the size of your investment and how long you plan to hold your shares, the expenses borne by each class, any front-end sales charge or contingent deferred sales charge (“CDSC”) applicable to a class and whether you qualify for any reduction or waiver of sales charges, and the availability of the share class for purchase by you. Certain classes have higher expenses than other classes, which may lower the return on your investment when compared to a less expensive class. The Funds, the Funds’ transfer agent, and the Distributor do not provide investment advice. Please contact your financial intermediary to determine which share class may be appropriate for you.
In making your decision regarding which share class may be best for you to invest in, please keep in mind that your financial intermediary or plan administrator may receive different compensation depending on the share class you buy and different share classes may offer you different services. You should consult with your financial intermediary about the comparative pricing and features of each share class, the services available for shareholders in each share class, the compensation that your financial intermediary will receive in connection with each share class and other factors that may affect your decision about the best share class to buy.
Each of Class A, Class C, Class R3 and Class R4 shares has adopted a Rule 12b-1 plan that allows that class to pay distribution and service fees for the sale and distribution of its shares and for providing services to shareholders. Because these fees are paid out of a Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.
	Front End Sales Charge	Deferred Sales Charge (Load)	Distribution and Service (12b-1) Fees(1)
Class A	Described under “How Sales Charges are Calculated”	Described under “How Sales Charges are Calculated”	0.25%
Class C(2)	None	1.00% on shares sold within one year of purchase	1.00%
Class I	None	None	None
Class R3	None	None	0.50%
Class R4	None	None	0.25%
Class R5	None	None	None
Class R6	None	None	None
Class Y	None	None	None
Class F	None	None	None
(1)
As a percentage of the Fund’s average net assets.
(2)
Automatic conversion of Class C shares to Class A shares as set forth in the section entitled “Automatic Conversions,” thus reducing future annual expenses (certain exclusions may apply).
COMMISSIONS AND TRANSACTION FEES. You may be required to pay a commission to your financial intermediary when buying or selling Class I, Class R6, Class Y, or Class F shares. The Funds make available other share classes that have different fees and expenses, which are disclosed and described in this prospectus. Please contact your financial intermediary for more information on commissions. Although the Funds do not charge a transaction fee, you may be charged a fee by financial intermediaries for the purchase or sale of a Fund’s shares through that financial intermediary. This transaction fee is separate from any sales charge that a Fund may apply. Please contact your financial intermediary for more information on transaction fees.
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How Sales Charges Are Calculated
Class A Shares. The tables below present the front-end sales charge as a percentage of both the offering price and the net amount invested and commissions to dealers as a percentage of the offering price.
Each Fund except Balanced Income Fund and Balanced Retirement Fund
Your Investment	As a Percentage of Offering Price	As a Percentage of Net Investment	Dealer Commission – As Percentage of Offering Price
Less than $50,000	5.50%	5.82%	4.75%
$50,000 – $99,999	4.50%	4.71%	4.00%
$100,000 – $249,999	3.50%	3.63%	3.00%
$250,000 – $499,999	2.50%	2.56%	2.00%
$500,000 – $999,999	2.00%	2.04%	1.75%
$1 million or more(1)	0%	0%	See below
(1)
Investments of $1 million or more in Class A shares may be made with no front-end sales charge. However, if you qualify to purchase your Class A shares without any sales charge and you redeem those shares within 18 months of the purchase, you may pay a CDSC of 1.00% on any Class A shares sold. For purposes of this CDSC, all purchases made during a calendar month are counted as having been made on the first day of that month. The amount of any CDSC is based on the lesser of the original purchase cost or the current market value of the shares being sold and is not charged on shares you acquired by reinvesting your dividends and capital gains distributions. Each time you place a request to sell shares, we will first sell any shares in your account that are not subject to a CDSC. This CDSC will not apply where the selling broker dealer was not paid a commission.
Balanced Income Fund (purchases prior to April 1, 2024)
Your Investment	As a Percentage of Offering Price	As a Percentage of Net Investment	Dealer Commission – As Percentage of Offering Price
Less than $50,000	5.50%	5.82%	4.75%
$50,000 – $99,999	4.50%	4.71%	4.00%
$100,000 – $249,999	3.50%	3.63%	3.00%
$250,000 – $499,999	2.50%	2.56%	2.00%
$500,000 – $999,999	2.00%	2.04%	1.75%
$1 million or more(1)	0%	0%	See below
(1)
Investments of $1 million or more in Class A shares may be made with no front-end sales charge. However, if you qualify to purchase your Class A shares without any sales charge and you redeem those shares within 18 months of the purchase, you may pay a CDSC of 1.00% on any Class A shares sold. For purposes of this CDSC, all purchases made during a calendar month are counted as having been made on the first day of that month. The amount of any CDSC is based on the lesser of the original purchase cost or the current market value of the shares being sold and is not charged on shares you acquired by reinvesting your dividends and capital gains distributions. Each time you place a request to sell shares, we will first sell any shares in your account that are not subject to a CDSC. This CDSC will not apply where the selling broker dealer was not paid a commission.
Balanced Income Fund (purchases on or after April 1, 2024)
Your Investment	As a Percentage of Offering Price	As a Percentage of Net Investment	Dealer Commission – As Percentage of Offering Price
Less than $50,000	5.50%	5.82%	4.75%
$50,000 – $99,999	4.50%	4.71%	4.00%
$100,000 – $249,999	3.50%	3.63%	3.00%
$250,000 or more(1)	0%	0%	See below
(1)
Investments of $250,000 or more in Class A shares may be made with no front-end sales charge. However, if you qualify to purchase your Class A shares without any sales charge and you redeem those shares within 18 months of the purchase, you may pay a CDSC of 0.50% on any Class A shares sold. For purposes of this CDSC, all purchases made during a calendar month are counted as having been made on the first day of that month. The amount of any CDSC is based on the lesser of the original purchase cost or the current market value of the shares being sold and is not charged on shares you acquired by reinvesting your dividends and capital gains distributions. Each time you place a request to sell shares, we will first sell any shares in your account that are not subject to a CDSC. This CDSC will not apply where the selling broker dealer was not paid a commission.
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Balanced Retirement Fund
Your Investment	As a Percentage of Offering Price	As a Percentage of Net Investment	Dealer Commission – As Percentage of Offering Price
Less than $50,000	4.50%	4.71%	3.75%
$ 50,000 – $ 99,999	4.00%	4.17%	3.50%
$100,000 – $249,999	3.50%	3.63%	3.00%
$250,000 – $499,999	2.50%	2.56%	2.00%
$500,000 – $999,999	2.00%	2.04%	1.75%
$1 million or more(1)	0%	0%	See below
(1)
Investments of $1 million or more in Class A shares may be made with no front-end sales charge. However, if you qualify to purchase your Class A shares without any sales charge and you redeem those shares within 18 months of the purchase, you may pay a CDSC of 1.00% on any Class A shares sold. For purposes of this CDSC, all purchases made during a calendar month are counted as having been made on the first day of that month. The amount of any CDSC is based on the lesser of the original purchase cost or the current market value of the shares being sold and is not charged on shares you acquired by reinvesting your dividends and capital gains distributions. Each time you place a request to sell shares, we will first sell any shares in your account that are not subject to a CDSC. This CDSC will not apply where the selling broker dealer was not paid a commission.
In order to determine the dollar amount of the sales charges you pay, we multiply the applicable percentage by the dollar amount of your desired investment. The total dollar amount of the sales charge is rounded to two decimal places using standard rounding criteria and is included in the public offering price of a Fund. Your total purchase amount is then divided by the Fund’s per share public offering price to determine the number of shares you receive in the Fund. This number is rounded to three decimal places using standard rounding criteria. Because of this rounding, the front-end sales charge you pay, when expressed as a percentage of the offering price, may be higher or lower than the amount stated in the Fund’s fee table (as illustrated in the table above).
For example, you want to invest $100.00 in Class A shares of a Fund. Assume the shares have a public offering price of $15.72 (includes front-end sales charge), a total net asset value of $14.86, and a front-end sales charge of 5.5%. The total dollar amount of the sales charge would be $5.48; the total net asset value of the shares purchased would be $94.52; and the total number of shares purchased would equal 6.361 shares. Therefore, the calculated sales charge rate is 5.48% (sales charge paid divided by the net investment). Please note that this example is a hypothetical and is not intended to represent the value of any Fund.
The Distributor may pay up to the entire amount of the sales commission to particular broker-dealers. With respect to each Fund, except Balanced Income Fund, the Distributor may pay dealers of record commissions on purchases of $1 million or more in an amount of up to 1.00% on the first $10 million, 0.50% of the next $30 million, and 0.25% of share purchases over $40 million. With respect to the Balanced Income Fund for purchases prior to April 1, 2024, the Distributor may pay dealers of record commissions on purchases of $1 million or more in an amount of up to 1.00% on the first $10 million, 0.50% of the next $30 million, and 0.25% of share purchases over $40 million. With respect to the Balanced Income Fund for purchases on or after April 1, 2024, the Distributor may pay dealers of record commissions on purchases of $250,000 or more in an amount of up to 0.50% on the first $40 million and 0.25% of share purchases over $40 million. These commission schedules may also apply to certain sales of Class A shares made to investors that qualify under some of the categories listed under “Front-End Sales Charge Waivers for Class A Shares.” Commissions are based on cumulative investments over the life of the account with no adjustment for redemptions, transfers, or market declines.
Retirement plans that owned or were offered Class A shares on or before June 30, 2007 are not subject to the Class A shares’ commission schedule and CDSC.
You may qualify for a reduced sales charge, or the sales charge may be waived, as described under “Sales Charge Reductions and Waivers for Class A and Class C Shares.” Descriptions of any financial intermediary specific sales charge waivers and discounts are set forth in Appendix A to the prospectus.
Class C Shares. Class C deferred sales charges are listed below. No CDSC is charged on shares acquired through reinvestment of dividends and capital gains distributions. The CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. A front-end sales charge is not assessed on Class C shares.
Years After Purchase	CDSC
1st year	1.00%
After 1 year	None
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For purposes of the Class C CDSC, all purchases made during a calendar month are counted as having been made on the first day of that month. Please note that for purposes of the expense examples and performance returns shown in this prospectus, the figures include the effect of the Class C CDSC as if it had been incurred prior to the expiration of the applicable period. Each time you place a request to sell shares, we will first sell any shares in your account that are not subject to a CDSC.
When you request a redemption, the amount withdrawn from your account will equal the specified dollar amount of the redemption request plus the dollar amount of any applicable CDSC. If you do not want any additional amount withdrawn from your account to cover the CDSC due, please indicate that the applicable CDSC should be withdrawn from the total distribution amount requested.
Additional Information Regarding the CDSC with respect to Class A and Class C Shares. Proceeds from the CDSC are paid to the Distributor and are used in whole or in part by the Distributor to defray its expenses related to providing distribution-related services to a Fund in connection with the sale of the Class A and Class C shares, such as the payment of compensation to select selling brokers for selling these classes of shares. The combination of the CDSC and the distribution and service fees facilitates the ability of each Fund to sell the Class C shares without a front-end sales charge being deducted, and to sell Class A shares with the maximum applicable sales charge at the time of the purchase.
Sales Charge Reductions and Waivers for Class A and Class C Shares. There are several ways you can combine multiple purchases of shares of the Hartford mutual funds to take advantage of the breakpoints in the Class A shares’ sales charge schedule. In all instances, it is your responsibility to notify your financial intermediary or the Funds’ transfer agent at the time of purchase of any facts qualifying you for sales charge waivers or discounts. If you do not let your financial intermediary or the Funds’ transfer agent know that you are eligible for a sales charge waiver or discount, you may not receive the sales charge breakpoints to which you are otherwise entitled. The Funds’ transfer agent may require evidence of your qualification for such reductions or waivers. The availability of these sales load waivers and/or discounts may depend on the particular financial intermediary or type of account through which you purchase or hold Fund shares. Please contact your financial intermediary for more information on the intermediary’s policies and procedures applicable to such waivers and/or discounts. In addition, any intermediary specific sales load waivers and/or discounts are reproduced in Appendix A based on information provided by the financial intermediaries.
Reducing Your Class A Sales Charges –  The Class A shares front-end sales charge may be reduced as follows:
•
Larger Purchases: You may reduce or eliminate your Class A front-end sales charge by purchasing Class A shares in greater quantities. The breakpoint discounts offered by each Fund are indicated under the heading “How Sales Charges Are Calculated - Class A Shares.”
•
Accumulation Privilege: Under the accumulation privilege, the applicable sales charge level for Class A shares of a Fund is calculated by aggregating (a) the dollar amount then being purchased plus (b) an amount equal to the then-current, as of the business day immediately prior to such purchases, net asset value of the purchaser’s holdings of all shares (other than Class R3, Class R4, Class R5, and Class R6) of the series of The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc. and holdings in The Hartford® SMART529® College Savings Plan. For purposes of this Accumulation Privilege, a qualifying investor may include all shares owned by family members defined as the owner’s spouse (or legal equivalent recognized under state law) and any children under 21. Employer-sponsored retirement plans or certain tax qualified retirements accounts may also receive these breakpoints as long as the Funds’ transfer agent or the financial intermediary is notified at the time of purchase. The Accumulation Privilege may be amended or terminated at any time as to subsequent purchases.
•
Letter Of Intent: A Letter of Intent (“LOI”) lets you purchase Class A shares of a Fund over a 13-month period and receive the same sales charge as if all shares had been purchased at once. Any person may use an LOI to qualify for a reduced sales charge on purchases of Class A shares. Please note: (i) retirement plans that receive breakpoints at the plan level do not qualify for the LOI privilege and (ii) Class A shares acquired through the reinvestment of distributions do not constitute purchases for purposes of the LOI. A Class A shareholder may include, as an accumulation credit towards the completion of an LOI, the value of all shares of all funds of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc. and holdings in The Hartford® SMART529® College Savings Plan owned by the shareholder as described above under “Accumulation Privilege.” A qualifying investor may include all shares owned by family members defined as the owner’s spouse (or legal equivalent recognized under state law) and any children under 21. Such value is determined based on the public offering price on the date of the LOI. For purposes of determining the applicable sales charge and breakpoint schedules when purchasing shares pursuant to a LOI, the sales charge and breakpoint schedules in effect when the initial shares
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under the LOI were purchased apply. During the term of a LOI, the Funds’ transfer agent will hold shares in escrow to secure payment of the higher sales charge applicable for shares actually purchased if you do not purchase the amount indicated on the LOI. Dividends and capital gains will be paid on all escrowed shares and these shares will be released when the amount indicated on the LOI has been purchased. An LOI does not obligate you to buy or a Fund to sell the indicated amount of the LOI. If a Class A shareholder exceeds the amount specified in the LOI and reaches an amount that would qualify for a further quantity discount, the applicable breakpoints in the Class A shares’ sales charge schedule will be applied to such additional Class A share purchases. Any resulting difference in offering price will be used to purchase additional Class A shares for the shareholder’s account at the applicable offering price. A written request by the Funds’ transfer agent will be sent to a shareholder prior to the expiration of the LOI. If the Class A shareholder does not purchase the amount specified in the LOI by the end of the 13-month period, the Funds’ transfer agent will redeem an appropriate number of escrowed shares for an amount equal to the difference between the sales charge paid and the sales charge that would have been paid had the aggregate purchases been made at a single time. This redemption may be treated and reported as a taxable transaction to you, as discussed in the “Fund Distributions and Tax Matters” section of this prospectus. Any dealers assigned to the shareholder’s account at the time a purchase was made during the LOI period will receive a corresponding commission adjustment if appropriate. Additional information about the terms of the LOI is available from your financial intermediary or from the Funds’ transfer agent at 1-888-843-7824.
Front-End Sales Charge Waivers for Class A Shares –  The Class A shares front-end sales charge may be waived for the following individuals and institutions:
•
selling broker dealers and their employees and sales representatives (and their family members, as defined above under the “Accumulation Privilege” section) provided, however, that only those employees of such broker-dealers who, as a part of their usual duties, provide services related to transactions in Fund shares shall qualify,
•
financial representatives using Fund shares in fee-based investment products under a signed agreement with the Funds,
•
current or retired officers, directors and employees (and their family members, as defined above under the “Accumulation Privilege” section) of the Funds, The Hartford, the sub-advisers to Hartford Funds, Hartford Administrative Services Company, and their affiliates. Such individuals may also purchase Class I shares at net asset value,
•
welfare benefit plans investing in Fund shares through group variable funding agreements issued by Hartford Life Insurance Company,
•
if the plan is one of the following types of retirement plans and the plan was invested in or was offered as an investment option Class A shares of a Hartford mutual fund at net asset value on or before June 30, 2007: (a) an employer-sponsored retirement plan with at least 100 participants or $500,000 in plan assets; (b) a retirement plan that buys Fund shares through a group variable funding agreement that was issued by Hartford Life Insurance Company; or (c) a retirement plan for which Hartford Life Insurance Company or its affiliate served as plan administrator,
•
college savings programs that are qualified state tuition programs under Section 529 of the Internal Revenue Code,
•
investors purchasing through a financial intermediary that has entered into an agreement with the Distributor to offer shares to self-directed investment brokerage accounts that may or may not charge a transaction fee to customers,
•
purchases by investors maintaining a brokerage account with a registered broker-dealer that has entered into an agreement with the distributor to offer Class A shares through a load-waived network or platform, which may or may not charge transaction fees, and
•
any purchases of Class A shares in an account maintained directly with the Funds’ transfer agent where there is no financial intermediary specified or Hartford Funds Distributors, LLC is listed as the dealer of record. However, if such account subsequently lists a third party dealer of record, any subsequent purchases of Class A shares in that account will be subject to any applicable front-end sales charge.
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CDSC Waivers –  As long as the Funds’ transfer agent or your financial intermediary is notified at the time you sell, the CDSC for each applicable share class will generally be waived in the following cases:
•
to make Systematic Withdrawal Plan payments that are limited annually to no more than 12% of the value of the account at the time the plan is initiated or updated.
•
for death or disability.
•
under reorganization, liquidation, merger or acquisition transactions involving other investment companies.
•
under the following circumstances, for employer-sponsored retirement plans or tax qualified retirement accounts:
(1) to return excess contributions,
(2) hardship withdrawals as defined in employer-sponsored retirement plans,
(3) under a Qualified Domestic Relations Order as defined in the Internal Revenue Code,
(4) to meet minimum distribution requirements under the Internal Revenue Code,
(5) to make “substantially equal payments” as described in Section 72(t) of the Internal Revenue Code, and
(6) after separation from service.
•
for Class C shares only, for withdrawals made pursuant to loans taken from qualified retirement plans. Loans are defined by the retirement plan’s administrator at the time of the withdrawal.
The availability of these sales load waivers may depend on the particular financial intermediary or type of account through which you purchase or hold Fund shares. Please contact your financial intermediary for more information on the intermediary’s policies and procedures applicable to such waivers. In addition, any intermediary specific sales load waivers are reproduced in Appendix A based on information provided by the financial intermediaries.
Reinstatement Privilege
If you sell shares of a Fund, you may reinvest some or all of the proceeds in shares of that Fund or any other Hartford mutual fund within 90 days without a sales charge, as long as the Funds’ transfer agent is notified before you reinvest; except that, certain qualified plans may only reinvest as a rollover within 60 days of selling shares of a Fund. In this case, once the 60 day rollover period has ended, such qualified plans may reinvest only those amounts that do not exceed the maximum qualified plan contribution amount for their account in that given tax year. If you sold Class A or C shares, you must reinvest in shares of the same class to take advantage of the reinstatement privilege. If you paid a CDSC when you sold your Class A or Class C shares, you will be credited with the amount of that CDSC. All accounts involved must have the same registration.
Information about sales charges and sales charge reductions or waivers is available, free of charge, on the Funds’ website hartfordfunds.com. The website includes hyperlinks that facilitate access to this information.
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How To Buy And Sell Shares
Important Information About Procedures for Opening a New Account
To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. In some cases, Federal law also requires us to verify and record information that identifies the natural persons who control and beneficially own a legal entity that opens an account. What this means to you: when you open an account, we will ask for names, addresses, dates of birth and other information that will allow us to identify you and certain other natural persons associated with the account. For some legal entity accounts, you will be asked to provide identifying information for one natural person that controls the entity, and for each natural person that beneficially owns 25% or more of the legal entity. If we do not receive these required pieces of information, there may be a delay in processing your investment request, which could subject your investment to market risk.
We are also required to obtain information that identifies each authorized signer for an account by requesting name, residential address, date of birth and social security number for each of your authorized signers. We appreciate your cooperation.
If a Fund is not able to adequately identify you within the time frames set forth in the law, your shares may be automatically redeemed. If the net asset value per share has decreased since your purchase, you will lose money as a result of this redemption. You may also incur any applicable sales charge.
Of critical importance, is the location of those authorized to transact on an account at the time the transaction request is placed with a Fund. In general, shareholders and authorized traders may only place trades with a Fund when physically in the U.S., a U.S. territory, stationed at a military base, or stationed at a U.S. Embassy. The location of the authorized caller may be obtained on a recorded phone call or in writing.
Each Fund offers the classes of shares described in “Classes of Shares” above and not all share classes discussed below may be available for each Fund.
Initial Purchases
Before you invest, please read this prospectus carefully.
Determine how much you want to invest. The minimum investment amounts are as follows:
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Class A, Class C and Class I shares –  $2,000 ($5,000 in the case of the Real Asset Fund) for initial investments, at least $50 for subsequent investments; except AIPs, which require $250 to open and at least $50 per month invested in the Fund thereafter.
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Class R3, Class R4, Class R5 and Class R6 shares –  no investment minimum and no subsequent investment minimum.
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Class Y shares –  $250,000 minimum initial investment. This requirement is waived when the shares are purchased through omnibus accounts (or similar types of accounts). No subsequent investment minimum.
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Class F shares - $1,000,000 minimum initial investment. This requirement is waived when the shares are purchased through omnibus accounts (or similar types of accounts). No subsequent investment minimum.
To make an initial investment in a class of shares of a Fund, please contact your financial intermediary. Certain classes may not be available through all financial intermediaries. For more information regarding investing through a financial intermediary, please see “Additional Information Regarding Investing through a Financial Intermediary” below.
Certain classes of shares of a Fund may also be purchased through the Funds’ transfer agent by filling out an account application and mailing it to the address below. You can obtain an account application or request more information about opening an account by calling the transfer agent at 1-888-843-7824 . You also may visit www.hartfordfunds.com to access an account application.
Class A shares are not available for purchase by accounts for which no broker-dealer or other financial intermediary is specified, except under the following circumstances: (i) purchases by shareholders who have an existing account without a broker-dealer or financial intermediary as of the close of business on March 31, 2022 to add to their existing Fund account through subsequent purchases, through exchanges from other Hartford mutual funds, or through conversions of another share class in the Fund for Class A shares in the same Fund; (ii) purchases by shareholders in an Orphaned Account (as defined above in the section entitled “Classes of Shares –  Investor Requirements”); or (iii)
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purchases through reinvestment of dividends or capital gains distributions. Class C shares are not available for purchase by accounts for which no broker-dealer or other financial intermediary is specified. Any such purchase received by the Funds’ transfer agent for Class C shares for such accounts will be rejected.
Accounts held directly with the transfer agent (i.e. not plan level or an omnibus position) are charged a $30 annual direct account fee. All accounts are subject to this fee other than accounts of any sub-adviser to the Hartford Funds, accounts of employees of the sub-advisers to the Hartford Funds, The Hartford® SMART529® College Savings Plan, and affiliated investment companies. This fee is not charged to shareholders who hold Fund shares through an omnibus account with a financial intermediary. Under certain limited circumstances, the $30 annual direct account fee may be waived for certain other accounts at the discretion of Hartford Administrative Services Company. A confirmation of the fee assessment, if applicable, will appear on your next quarterly account statement subsequent to the actual assessment date. If you have questions about the direct account fee, please call the transfer agent at 1-888-843-7824. If you are invested in the Funds directly through a retirement account or Coverdell Education Savings Account with UMB Bank, n.a., you will also be subject to an annual maintenance fee of up to $25.
If purchasing shares through the Funds’ transfer agent, please send your account application to the following address:
Hartford Funds	(For overnight mail)
P.O. Box 219060	Hartford Funds
Kansas City, MO 64121-9060	430 W 7th Street, Suite 219060
Kansas City, MO 64105-1407
Payment Requirements
If purchasing Fund shares through the Funds’ transfer agent, the Funds’ transfer agent accepts payment for shares in U.S. dollars by a check drawn on a U.S. bank, wire transfer or an electronic funds transfer through the Automated Clearing House (“ACH”) network. The Funds’ transfer agent does not accept the following types of payments: third-party checks, starter or counter checks, or money orders. All checks must be drawn on U.S. banks and made payable to Hartford Funds. For wires, instruct your financial institution with whom you have an account to make a Federal Funds wire payment to us. Your financial institution may charge you a fee for this service. ACH (must have a U.S. bank account) refers to the “Automated Clearing House” System maintained by the Federal Reserve Bank, which allows banks to process checks, transfer funds and perform other tasks. Your financial institution may charge you a fee for this service. ACH purchase limit is $100,000 per investor per day. If the purchase amount does not clear, your purchase will be canceled and you will be liable for any losses or fees that a Fund, the Funds’ transfer agent, or the Distributor has incurred.
Certain broker-dealers and financial institutions may enter confirmed purchase orders with the Funds on behalf of customers with payment to follow within the customary settlement period. If payment is not received by that time, the order will be canceled and the broker-dealer or financial institution will be held liable for the resulting fees or losses.
Class C Shares Purchase Limits
Purchases of Class C shares are subject to a total account value limitation at the time of purchase of $999,999. If your existing accounts for all share classes (except Class R3, R4, R5 and R6 shares) held with the Distributor have a total value equal to $999,999, you will not be able to purchase Class C shares. For the purpose of determining your total account value, existing accounts for all share classes (except Class R3, R4, R5 and R6 shares) held with the Distributor that are linked under a Letter of Intent or Accumulation Privilege will be included. Dealers and other financial intermediaries purchasing shares for their customers in omnibus accounts are responsible for compliance with these limits. You should consult your financial intermediary when choosing a share class.
Additional Purchases of Shares
You may purchase additional shares of a Fund through your financial intermediary. Your financial intermediary may charge you for this service. With respect to accounts held directly with the transfer agent (i.e. not plan level or an omnibus position), you may also purchase additional shares through the Funds’ transfer agent as follows:
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On the Web: Visit hartfordfunds.com, select “Account Access” from the role drop-down menu at the top of the home page and follow the instructions.
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By Phone: To place your order, call the transfer agent at 1-888-843-7824 on any regular business day. Tell the transfer agent the Fund name, share class, account and the name(s) in which the account is registered and the amount of your investment. Complete transaction instructions on a specific account must be received in good
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order and confirmed by Hartford Funds prior to 4 P.M. Eastern Time or the close of the New York Stock Exchange, whichever comes first. Any transaction on an account received after such time will receive the next business day’s offering price. For your protection, telephone requests may be recorded in order to verify their accuracy.
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In Writing With a Check: Make out a check for the investment amount, payable to “Hartford Funds.” Complete the application or detachable investment slip from an account statement, or write a letter of instruction specifying the Fund name and share class, account number and the name(s) in which the account is registered. Deliver the check and your completed investment slip, or letter of instruction to your financial intermediary or plan administrator, or mail to:
Hartford Funds	(For overnight mail)
P.O. Box 219060	Hartford Funds
Kansas City, MO 64121-9060	430 W 7th Street, Suite 219060
Kansas City, MO 64105-1407
•
By Electronic Funds Transfer through ACH or Wire: For complete instructions on how to purchase shares of Hartford Funds by electronic funds transfer through ACH or wire, contact Hartford Funds at 1-888-843-7824.
Please note that these features may not be available for all classes of shares and in such instances, you will need to make additional purchases through your financial intermediary.
Selling Shares
You may redeem your shares by having your financial intermediary process your redemption. Your financial intermediary will be responsible for furnishing all necessary documents to a Fund and may charge you for this service. With respect to accounts held directly with the transfer agent (i.e. not plan level or an omnibus position), you may also sell your shares through the Funds’ transfer agent as noted below.
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On the Web: Non-retirement accounts and certain IRA accounts may redeem online, and such redemptions are restricted to up to $50,000 per shareholder per market day. To place your order, you must have an online account with hartfordfunds.com. Visit hartfordfunds.com, select “Account Access” from the role drop-down menu at the top of the home page and follow the instructions. All online redemptions are subject to a 15 day hold after bank instructions have been added or changed on the account.
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By Phone: Non-retirement accounts and certain IRA accounts may redeem by telephone, and redemptions are restricted to up to $50,000 per shareholder per market day. To place your order, call the transfer agent at 1-888-843-7824 on any regular business day. Complete transaction instructions on a specific account must be received in good order and confirmed by Hartford Funds prior to 4 P.M. Eastern Time or the close of the New York Stock Exchange, whichever comes first. Any transaction on an account received after such time will receive the next business day’s offering price. For automated service 24 hours a day using your touch-tone phone, call 1-888-843-7824. For your protection, telephone requests may be recorded in order to verify their accuracy. Proceeds from telephone transactions may be either mailed to the address of record, or sent electronically to a bank account on file. Also, for your protection, telephone redemptions are limited on accounts whose addresses have been changed within the past 30 days. For circumstances in which you need to request to sell shares in writing, see “Selling Shares By Letter or Form.”
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By Electronic Funds Transfer through ACH or Wire: For complete instructions on how to redeem shares of Hartford Funds by electronic funds transfer through ACH or wire, contact Hartford Funds at 1-888-843-7824. Wire transfers are available upon request for amounts of $500 or more and will be wired on the next business day. Your bank may charge a fee for these services. For your protection, electronic funds transfer through ACH and wire redemptions are limited on accounts whose addresses have been changed within the past 30 days.
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By Letter or Form: In certain circumstances, you will need to make your request to sell shares in writing. Forms may be obtained by calling the transfer agent at 1-888-843-7824 or through the website at hartfordfunds.com. A check will be mailed to the name(s) and address in which the account is registered or otherwise according to your letter of instruction. To redeem, write a letter of instruction indicating: the Fund name, the account number, the share class, the name(s) in which the account is registered, your date of birth, your residential address, your daytime phone number, your social security number, and the dollar value or the number of shares you wish to sell. Include all authorized signatures and obtain a Medallion signature guarantee if: you are requesting payment by check of more than $1,000 to an address of record that has been changed within the past 30 days; you are selling more than $100,000 worth of shares; you are requesting an initial distribution from an Automatic 401k Rollover IRA; or you are requesting payment other than by check mailed to the address of record and payable to
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the registered owner(s). For an Automatic 401k Rollover IRA a completed Form W-9, Request for Taxpayer Identification Number and Certification, is required along with a Medallion signature guarantee. Deliver these instructions to your financial intermediary or plan administrator, or mail or fax to the address below.
A notary public CANNOT provide a Medallion signature guarantee. Please check with a representative of your bank or other financial institution about obtaining a Medallion signature guarantee.
If you are requesting to add bank information to an existing Hartford Funds account in writing, such Hartford Funds account owners must obtain a Medallion Signature Guarantee. If there is no name in common between the Hartford Funds account owners and the bank account owners, such Hartford Funds owners and bank account owners must obtain a Medallion Signature Guarantee. A Medallion Signature Guarantee is not required when adding bank information online; however, it will be required as noted above and when instructing a Fund to transmit proceeds to such bank within 15 days of the addition. Not all accounts are eligible to add banking information online.
These features may not be available for all classes of shares and in such instances, you will need to sell shares through your financial intermediary.
For the following types of accounts, you must provide the following additional documentation if you are selling your shares by letter:
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IRAs (SAR-SEP, ROTH, SEP, SIMPLE, TRADITIONAL): Signatures and titles of all persons authorized to sign for the account, exactly as the account is registered; indicate the amount of income tax withholding to be applied to your distribution, and the reason for the distribution.
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Automatic 401k Rollover IRAs: Signatures, Medallion signature guarantee, and titles of all persons authorized to sign for the account, exactly as the account is registered; indicate the amount of income tax withholding to be applied to your distribution and the reason for the distribution.
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403(b): 403(b) Distribution Request Form.
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Owners Or Trustees Of Trust Accounts: Call 1-888-843-7824 for instructions.
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Administrators, Conservators, Guardians, and Other Sellers in Situations of Divorce or Death: Call 1-888-843-7824 for instructions.
Neither the Funds nor the transfer agent will be liable for any loss, cost or expense for acting on instructions believed by the party receiving such instructions to be genuine and in accordance with the procedures described in this prospectus.
Addresses
Send Inquiries And Payments To:	Or By Overnight Mail To:	Phone Number:
Hartford Funds	Hartford Funds	1-888-843-7824 or contact your financial intermediary or plan administrator for instructions and assistance.
P.O. Box 219060	430 W 7th Street, Suite 219060
Kansas City, MO 64121-9060	Kansas City, MO 64105-1407
FAX: 1-888-802-0039
Exchanging Shares
You may exchange one class of shares of a Fund for shares of the same class of any other Hartford mutual fund if such share class is available. Under certain limited circumstances, you may also be able to exchange Class R6 shares for SDR shares of other Hartford mutual funds. With respect to exchanges of Class A shares and Class C shares, any CDSC will continue to be calculated from the date of your initial investment but will not be charged at the time of the exchange. The CDSC schedule of the original shares purchased will continue to apply after such exchange.
Before exchanging shares, you should carefully read the prospectus relating to the exchanged-for shares. Call your plan administrator or financial intermediary or the transfer agent at the number below to request an exchange, for any questions regarding exchanging shares, or to obtain a current prospectus for the Hartford mutual fund into which you wish to exchange.
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If you are a Class A or Class C shareholder, you may also request an exchange by doing the following:
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If you hold your shares directly with the transfer agent (i.e. not plan level or an omnibus position) and have an online account with hartfordfunds.com, you may exchange your shares on the web by accessing your account online and following the instructions.
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Write a letter of instruction indicating the Fund names, share class, dollar/share amount, account number, the name(s) in which the accounts are registered, and your signature, and deliver these instructions to your financial intermediary or plan administrator, or mail or fax to the address listed above.
Please note that (1) both accounts involved in the exchange must be identical, (2) you will need to observe eligibility requirements, (3) you must meet the initial investment minimum applicable to such shares of the other Hartford mutual fund (as disclosed in the prospectus), except as noted below with respect to Class Y, and (4) the proper selling agreements must be in place. You may only exchange into a share class and Hartford mutual fund that are open to new investors or in which you have a current account if the Hartford mutual fund is closed to new investors. All exchanges are made at net asset value. If doing a partial exchange, you must retain at least $1,000 in the Fund from which you exchange. Class Y shares of a Fund may be exchanged for Class Y shares of another Hartford mutual fund, if (i) the shareholder is already a holder of Class Y shares of the other Hartford mutual fund or (ii) the initial investment minimum applicable to Class Y shares of the other Hartford mutual fund (as disclosed in the prospectus) is satisfied in connection with the exchange.
You may be subject to tax liability or sales charges as a result of your exchange. Please see the section of the statutory prospectus entitled “Fund Distributions and Tax Matters — Taxability Of Transactions” for more information.
Plan participants should consult their plan administrator or plan recordkeeper to determine what exchange privileges are available. Plan administrators and recordkeepers that are interested in an exchange privilege involving SDR shares should call 1-888-843-7824 to determine whether such exchange privilege is available.
Each Fund reserves the right in its sole discretion to amend or terminate the exchange privilege at any time, for any reason.
Automatic Conversions
Class C shares automatically convert to Class A shares of the same Fund after 8 years provided that the Fund or the financial intermediary has records verifying that the Class C shares have been held for at least 8 years. The conversions will occur during the month in which the 8-year anniversary of the purchase occurs. Due to operational limitations at your financial intermediary, your ability to have your Class C shares automatically converted to Class A may be limited. In addition, Class C shares held through certain financial intermediaries may convert to Class A shares of the same Fund in a shorter time frame than shares purchased directly from the Fund. Please contact your financial intermediary for further information about its Class C shares to Class A shares conversion policy.
In addition, any Class C shares held in Orphaned Accounts (as defined below) will periodically be converted into Class A shares of the same Fund. Certain shareholder accounts are maintained with the transfer agent and list a broker-dealer of record (“Prior Broker-Dealer of Record”), and if, subsequently, such Prior Broker-Dealer of Record resigns from the account resulting in such account being held directly with the transfer agent without a new broker-dealer of record for such account, then such account would be referred to as an “Orphaned Account.”
The value of the shares received during a conversion will be based on the relative NAV of the shares being converted and the shares received as a result of the conversion without the imposition of any front-end sales charge or CDSC. In general, conversions of one share class for a different share class of the same Fund should not result in the realization by the investor of a taxable capital gain or loss for U.S. federal income tax purposes. Please see the section of the statutory prospectus entitled “Fund Distributions and Tax Matters — Taxability Of Transactions” for more information. Shareholders should consult their tax advisors as to the federal, state, local and non-U.S. tax consequences of an intra-fund conversion. Each Fund reserves the right in its sole discretion to amend or terminate the conversion feature at any time, for any reason.
Conversions
Subject to the conditions set forth in this section, shares of one class of a Fund may be converted into (i.e., reclassified as) shares of a different class of the same Fund at the request of a shareholder’s financial intermediary. To qualify for any conversion, the shareholder must satisfy the eligibility and other conditions for investing in the class into which the
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conversion is sought (as described in the prospectus). Subject to certain limited circumstances, Class R3, Class R4, Class R5 and Class R6 (each an “R share”) of a Fund may be converted into (i.e., reclassified) a different R share class in the same Fund. Under certain circumstances, the following other classes are eligible for conversions:
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Class A shares may be converted into Class R6 shares or Class F shares of the same Fund if the shares that you are converting are no longer subject to a CDSC or the financial intermediary agrees to reimburse the Funds’ distributor a portion of the CDSC otherwise payable upon the sale of such shares;
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Class A shares may be converted into Class I shares or Class Y shares of the same Fund if (a) the shares that you are converting are no longer subject to a CDSC or the financial intermediary agrees to reimburse the Funds’ distributor a portion of the CDSC otherwise payable upon the sale of such shares; and (b) the conversion is made to facilitate the shareholder’s participation in certain fee-based advisory programs or a no-load network or platform, among other reasons consistent with the eligibility requirements of such class;
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Class C shares may be converted into Class A shares or Class I shares of the same Fund if (a) the shares that you are converting are no longer subject to a CDSC or the financial intermediary agrees to reimburse the Funds’ distributor a portion of the CDSC otherwise payable upon the sale of such shares; and (b) the shareholder is eligible to purchase Class A shares at NAV or the conversion is made to facilitate the shareholder’s participation in certain fee based advisory programs;
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Class I shares may be converted into Class Y shares, Class R6 shares or Class F shares; and
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Class Y shares may be converted into Class R6 shares or Class F shares.
In addition to the conversion scenarios described above, in certain circumstances, shares of one class of shares may be converted into shares of another share class of the same Fund for which the shareholder is eligible in the event that (a) the shareholder switches to another financial intermediary that does not offer such share class and such financial intermediary offers another share class of the same Fund for which such shareholder is eligible; or (b) the shareholder is no longer eligible to purchase such share class based on the eligibility requirements set forth in the prospectus or the applicable regulatory determination made by such shareholder’s financial intermediary (for example, the shareholder no longer participates in a fee-based, wrap, or other investment platform program of its financial intermediary or related to the requirements of a settlement agreement that the financial intermediary entered into with a regulatory body). Conversions of a share class into Class A shares under the foregoing limited circumstances will be at net asset value without the imposition of a front-end sales charge.
Not all share classes discussed above may be available for each Fund and not all of the conversions discussed above may be available through your financial intermediary. Financial intermediaries that are interested in a conversion on behalf of a shareholder should call 1-888-843-7824 to determine whether such feature is available. Please note that (1) both accounts involved in the conversion must be identical, (2) you will need to observe eligibility requirements, and (3) the proper selling agreements must be in place. In addition, the financial intermediary must process and report the transaction as a conversion.
The value of the shares received during a conversion will be based on the relative NAV of the shares being converted and the shares received as a result of the conversion. In general, conversions of one share class for a different share class of the same Fund should not result in the realization by the investor of a taxable capital gain or loss for U.S. federal income tax purposes. Please see the section of the statutory prospectus entitled “Fund Distributions and Tax Matters — Taxability Of Transactions” for more information. Shareholders should consult their tax advisors as to the federal, state, local and non-U.S. tax consequences of an intra-fund conversion. Each Fund reserves the right in its sole discretion to amend or terminate the conversion feature at any time, for any reason.
Valuation of Shares
The net asset value per share (“NAV”) is determined for each class of each Fund’s shares as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the Exchange is open (“Valuation Date”). If the Exchange is closed due to weather or other extraordinary circumstances on a day it would typically be open for business, each Fund may treat such day as a typical business day and accept purchase and redemption orders and calculate each Fund’s NAV in accordance with applicable law. The NAV for each class of shares of each Fund is determined by dividing the value of the Fund’s net assets attributable to a class of shares by the number of shares outstanding for that class. Information that becomes known to a Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.
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For purposes of calculating the NAV of each class of each Fund, portfolio securities and other assets held in the Fund’s portfolio for which market prices are readily available are valued at market value. Market value is generally determined on the basis of official close price or last reported trade price. If no trades were reported, market value is based on prices obtained from a quotation reporting system, established market makers (including evaluated prices), or independent pricing services. Pricing vendors may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data, credit quality information, general market conditions, news, and other factors and assumptions.
With respect to a Fund’s investments that do not have readily available market prices, the Board of Directors (“Board”) of The Hartford Mutual Funds, Inc. (the “Company”) has designated the Investment Manager as its valuation designee to perform fair valuations pursuant to Rule 2a-5 under the 1940 Act (the “Valuation Designee”). If market prices are not readily available or are deemed unreliable, the Valuation Designee determines the fair value of the security or other instrument in good faith under policies and procedures approved by and under the supervision of the Board (“Valuation Procedures”). The Valuation Designee has delegated the day-to-day responsibility for implementing the Valuation Procedures to the Valuation Committee. The Valuation Committee will consider all available relevant factors in determining an investment’s fair value. The Valuation Designee reports fair value matters to the Audit Committee of the Board. Market prices are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close that materially affect the values of a Fund’s portfolio holdings or assets. In addition, market prices are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities or other instruments trade do not open for trading for the entire day and no other market prices are available. Fair value pricing is subjective in nature and the use of fair value pricing by the Valuation Designee may cause the NAV of a Fund’s shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio holding is primarily traded. There can be no assurance that a Fund could obtain the fair value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.
Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Securities and other instruments that are primarily traded on foreign markets may trade on days that are not business days of the Funds. The value of the foreign securities or other instruments in which a Fund invests may change on days when a shareholder will not be able to purchase, redeem or exchange shares of the Fund.
Fixed income investments (other than short-term obligations) and non-exchange traded derivatives held by a Fund are normally valued at prices supplied by independent pricing services in accordance with the Valuation Procedures. Short-term investments maturing in 60 days or less are generally valued at amortized cost, which approximates fair value.
Exchange traded derivatives, such as options, futures and options on futures, are valued at the last sale price determined by the exchange where such instruments principally trade as of the close of such exchange (“Exchange Close”). If a last sale price is not available, the value will be the mean of the most recently quoted bid and ask prices as of the Exchange Close. If a mean of the bid and ask prices cannot be calculated for the day, the value will be the most recently quoted bid price as of the Exchange Close. Over-the-counter derivatives are normally valued based on prices supplied by independent pricing services in accordance with the Valuation Procedures.
Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using the prevailing spot currency exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities or other instruments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Exchange is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of a Fund.
Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.
Shares of investment companies listed and traded on an exchange are valued in the same manner as any exchange-listed equity security. Investments in investment companies that are not listed or traded on an exchange (“Non-Traded Funds”), if any, are valued at the respective NAV of each Non-Traded Fund on the Valuation Date. Such Non-Traded Funds and listed investment companies may use fair value pricing as disclosed in their prospectuses.
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Financial instruments for which prices are not available from an independent pricing service may be valued using quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with the Valuation Procedures.
Buy and Sell Prices
When you buy shares, you pay the NAV plus any applicable sales charges. When you sell shares, you receive the NAV less any applicable sales charges.
Execution Of Requests
Each Fund is open on those days when the Exchange is open, typically Monday through Friday. Buy and sell requests are executed at the next NAV calculated after your request is received, if your order is in “good order” (has all required information), by the transfer agent, authorized broker-dealers or their authorized designee, or third-party administrators. For more information regarding requests in “good order,” please see below.
Each Fund reserves the right to reject any purchase order in whole or in part and suspend and resume the sale of any share class of the Fund at any time for any reason.
With respect to accounts directly held through the Funds’ transfer agent, you may buy and sell shares of each Fund on the web, by telephone, by wire or by mail. With respect to accounts directly held through the Funds’ transfer agent, you may exchange your shares by telephone, on the web, or by mail. Note that requests to buy, sell or exchange shares by mail must be sent to the P.O. box at the address provided elsewhere in this prospectus and will be sent from that address to the transfer agent for processing. Your request will be priced at the next NAV calculated after the transfer agent receives the request rather than after the request arrives at the P.O. box. At times of peak activity, it may be difficult to place requests by phone. During these times, visit hartfordfunds.com or consider sending your request in writing.
For shareholders that hold accounts with financial intermediaries, each Fund typically expects to pay sale proceeds to a redeeming shareholder’s account within 1 - 3 business days following receipt of the shareholder redemption order. For sale proceeds that are paid directly to a shareholder with respect to accounts held directly with the transfer agent, each Fund typically expects to pay sales proceeds, by electronic funds transfer, wire or by mailing a check, to redeeming shareholders within 1 business day, following receipt of the shareholder redemption order. Payment of redemption proceeds may take longer than the time each Fund typically expects and may take up to seven days as permitted by the Investment Company Act of 1940, as amended. The Fund may suspend the right of redemption for longer than seven days only as allowed by federal securities laws.
Under normal conditions, each Fund expects to meet redemption orders by using a combination of cash and cash equivalents holdings (including cash flows into the Fund) and/or by the sale of portfolio investments, although each Fund reserves the right to use temporary borrowings from its custodian bank (in the form of overdrafts) to meet redemptions, if necessary. As the Investment Manager determines to be appropriate in response to unusual circumstances or stressed market conditions, each Fund may use a line of credit, reverse repurchase agreements, interfund lending, or in-kind redemptions to meet redemption requests. As of March 1, 2024, each Fund does not engage in interfund lending. Please also see the section entitled “Redemptions In-Kind” below.
Additional Information Regarding Investing through a Financial Intermediary
You may purchase shares of the Funds through an approved financial intermediary. These intermediaries may charge you additional fees and may require different minimum investments or impose other limitations on buying and selling shares in addition to those applicable to shareholders who invest in the Funds directly. Please note that if you are purchasing shares through a retirement plan, you may need to call the administrator of the plan for details on purchases, redemptions and other account activity. Some of the services and programs described in this prospectus may not be available or may differ if you are purchasing shares through a financial intermediary. You should check with your financial intermediary for further details.
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Requests In “Good Order”
All purchase and redemption requests must be received by a Fund in “good order.” This means that your request includes all accurate required information. The specific requirements for “good order” depend on the type of transaction and the method of purchase. The information generally required includes:
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Name, date of birth, residential address, and social security number.
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The Fund name, share class and account number.
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The amount of the transaction (in dollars or shares).
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Signatures of all owners exactly as registered on the account (for mail requests).
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Medallion signature guarantee or Signature Validation Program stamp (if required).
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Any supporting legal documentation that may be required.
The Funds reserve the right, without notice, to revise the requirements for good order.
Frequent Purchases and Redemptions of Fund Shares
The Funds are intended to be long-term investment vehicles and are not designed to provide investors with a means of speculating on short-term market movements (market timing). Frequent purchases and redemptions of Fund shares by a Fund’s shareholders can disrupt the management of the Fund, negatively affect the Fund’s performance, and increase expenses for all Fund shareholders. In particular, frequent trading (i) can force a Fund’s portfolio manager to hold larger cash positions than desired instead of fully investing all the Fund’s assets, which can result in lost investment opportunities; (ii) can cause unplanned and inopportune portfolio turnover in order to meet redemption requests; (iii) can increase broker-dealer commissions and other transaction costs as well as administrative costs for the Fund; and (iv) can trigger taxable gains for other shareholders. Also, some frequent traders engage in arbitrage strategies, by which these traders seek to exploit pricing anomalies that can occur when a Fund invests in securities that are thinly traded (for example, some high yield bonds and small capitalization stocks) or are traded primarily in markets outside of the United States. Frequent traders, and in particular those using arbitrage strategies, can dilute a Fund’s NAV for long-term shareholders.
If you intend to trade frequently or use market timing investment strategies, you should not purchase the Funds.
The Board has adopted policies and procedures with respect to frequent purchases and redemptions of Fund shares by Fund shareholders. The Funds’ policy is to discourage investors from trading in the Funds’ shares in an excessive manner that would be harmful to long-term investors and to make reasonable efforts to detect and deter excessive trading. Each Fund reserves the right to reject any purchase order at any time and for any reason, without prior written notice. Each Fund also reserves the right to revoke the exchange privileges of any person at any time and for any reason. In making such determinations, a Fund may consider an investor’s trading history in any of the Hartford mutual funds, including the person’s trading history in any accounts under a person’s common ownership or control. No system for the prevention and detection of market timing and other abusive trading activities can be expected to identify, address or eliminate all such activities in Fund shares. Shareholders seeking to engage in excessive trading practices sometimes deploy a variety of strategies to avoid detection and, despite the efforts of the Funds to prevent excessive trading, there is no guarantee that the Funds or the transfer agent will be able to identify such shareholders or curtail their trading practices. The ability of the Funds and the transfer agent to detect and curtail excessive trading practices may also be limited by operational systems and technological limitations. Because the Funds will not always be able to detect frequent trading activity, investors should not assume that the Funds will be able to detect or prevent all frequent trading or other practices that disadvantage the Funds.
It is the policy of the Funds to permit only two “substantive round trips” by an investor within any single Fund within a 90-day period. A substantive round trip is a purchase of or an exchange into a Fund and a redemption of or an exchange out of the same Fund in a dollar amount that the Funds’ transfer agent determines, in the reasonable exercise of its discretion, could adversely affect the management of the Fund. When an additional purchase or exchange order request for a Fund is received within the 90-day period, the requested transaction shall be rejected (unless such transaction was a transaction in an omnibus account that was identified, in accordance with the procedures described below, after it had already occurred). In addition, the person requesting such transaction shall be deemed an “Excessive Trader.” All exchange and purchase privileges of an Excessive Trader shall be suspended within such Fund for the first violation of the policy for a period of 90 days. For a second violation of the policy, the exchange and purchase privileges of the Excessive Trader shall be suspended indefinitely. If an Excessive Trader makes exchanges through a registered representative, in appropriate circumstances the Funds’ transfer agent may terminate the registered representative’s exchange and purchase privileges in the Funds. The frequent trading limitations do not
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apply to the following: (1) any transaction not initiated by a shareholder or its registered representative; (2) transactions that are part of a systematic program; (3) automatic programs offered by the Funds, such as dollar cost averaging, dividend diversification and systematic withdrawals; (4) transactions of $1,000 or less; (5) transactions by a Fund of Funds where Hartford Funds Management Company, LLC or an affiliate serves as the investment adviser; (6) transactions by a 529 plan where Hartford Funds Management Company, LLC or an affiliate is the program manager; (7) permitted conversion of shares from one share class to another share class within the same Fund; and (8) transactions, including certain rebalancing transactions, that a Fund, in its discretion, determines are not abusive or harmful.
The Funds’ policies for deterring frequent purchases and redemptions of Fund shares by a Fund shareholder are intended to be applied uniformly to all Fund shareholders to the extent practicable. Some financial intermediaries, such as broker-dealers, investment advisors, plan administrators, and third-party transfer agents, however, maintain omnibus accounts in which they aggregate orders of multiple investors and forward the aggregated orders to the Funds. Because the Funds receive these orders on an aggregated basis and because these omnibus accounts may trade with numerous fund families with differing market timing policies, the Funds are limited in their ability to identify or deter Excessive Traders or other abusive traders. The Funds’ procedures with respect to omnibus accounts are as follows: (1) Where the Funds’ transfer agent is provided individual shareholder level transaction detail on a daily basis, the Funds’ transfer agent shall monitor the daily trade activity of individual shareholders and apply the Policy. (2) Where the Funds’ transfer agent is not provided individual shareholder level transaction detail on a daily basis, the Funds’ transfer agent shall monitor the accounts at an omnibus level and apply detection tools designed to determine whether shareholder transactions violating the Policy may be occurring. In such cases, the Funds’ transfer agent shall request and evaluate individual shareholder level transaction detail and seek to impose restrictions in accordance with the Policy. The Funds’ ability to identify and deter frequent purchases and redemptions of a Fund’s shares through omnibus accounts is limited, and the Funds’ success in accomplishing the objectives of the policies concerning frequent purchases and redemptions of Fund shares in this context depends significantly upon the cooperation of the financial intermediaries. In addition to the foregoing, the Funds’ transfer agent also employs a process for reviewing certain large transactions in the Funds and may restrict trading as a result of its review.
The use of fair value pricing can serve both to make the Funds less attractive to market timers and to reduce the potential adverse consequences to other investors of market timing or abusive trading. Certain market timers may seek to take advantage of pricing anomalies that can occur in Fund shares resulting from the manner in which the NAV of the Funds’ shares is determined each day. Frequent trading in Fund shares can dilute the value of long-term shareholders’ interests in a Fund if the Fund calculates its NAV using closing prices that are no longer accurate. A Fund that invests in overseas markets or that invests in securities of smaller issuers or thinly traded securities is more susceptible to this activity. The Funds’ pricing procedures, particularly those procedures governing the determination of the “fair value” of securities for which market prices are not readily available (or are unreliable) for foreign securities, may serve as a deterrent against harmful excessive trading in fund shares. For additional information concerning the Funds’ fair value procedures, please refer to “Valuation of Shares.”
The Funds reserve the right to modify this policy, including any surveillance procedures established from time to time to effectuate this policy, at any time without notice. The Funds, the Investment Manager, and/or the Funds’ transfer agent shall not be liable for any loss resulting from rejected purchase orders or exchanges.
Certificated Shares
Shares are electronically recorded and share certificates are not issued.
Account Closings
There may be instances in which it is appropriate for your account to be closed. Your account could be closed if: (i) your identity cannot be verified or you fail to provide a valid SSN or TIN; (ii) the registered address of your account is outside of the United States or in a U.S. jurisdiction in which the Fund shares are not registered; (iii) transactions in your account raise suspicions of money laundering, fraud or other illegal conduct; (iv) shares purchased are not paid for when due; (v) your account does not meet the qualifications for ownership for the particular class of shares held in your account; (vi) maintenance of your account jeopardizes the tax status or qualifications of the Funds; (vii) your account balance falls to $1,000 or less and you fail to bring the account above $1,000 within thirty (30) days of notification; (viii) there is a change in your broker of record, for example your broker is no longer able to sell Fund shares; or (ix) closing the account is determined to be in the best interests of the Fund.
Neither the Funds, the Investment Manager, the Distributor, Hartford Administrative Services Company nor any of their affiliates will be responsible for any loss in an investor’s account or tax liability resulting from an involuntary redemption.
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Sales In Advance of Purchase Payments
When you place a request to sell shares for which the purchase money has not yet been collected, the request will be executed in a timely fashion, but the Fund will not release the proceeds to you until your purchase payment clears. This may take up to 5 business days after the purchase.
Redemptions IN-KIND
Each Fund reserves the right to pay the redemption price of shares of the Fund in whole or in part in portfolio securities constituting the shareholder’s proportionate share of the current assets of the Fund rather than cash. It is not expected that the Fund would pay redemptions by an in-kind distribution except in unusual and/or stressed circumstances. When the shareholder sells portfolio securities received in this fashion, the shareholder would be subject to transaction costs, including brokerage and other charges and taxes. Prior to such sale, the shareholder would be exposed to market risk. Any such securities would be valued for the purposes of making such payment at the same value as used in determining a Fund’s net asset value. Each Fund, however, always redeems shares solely in cash up to the lesser of $250,000 or 1.00% of the net asset value of the Fund during any 90 day period for any one account.
Abandoned Property
It is the responsibility of the shareholder to keep the shareholder’s account(s) active and to provide Hartford Funds with a current and correct address for the shareholder’s account(s). An out-of-date or incorrect address may cause a shareholder’s account statements and other mailings to be returned to Hartford Funds. If your account has no activity in it within a certain period of time, Hartford Funds may be required to transfer it to a state under the state’s abandoned property law, subject to potential federal or state withholding taxes. For IRAs escheated to a state under these abandoned property laws, the escheatment will generally be treated as a taxable distribution to you; federal and any applicable state income tax will be withheld. This may apply to your Roth IRA as well. Hartford Funds will not be liable to a shareholder or a shareholder’s financial intermediary for good faith compliance with state unclaimed or abandoned property (escheatment) laws or related federal tax withholding requirements.
To learn more about the escheatment rules for your particular state, please contact your attorney or State Treasurer’s and/or Controller’s Offices. If you do not hold your shares directly with a Fund, you should contact your financial intermediary, retirement plan or other third party intermediary regarding applicable state escheatment laws.
Escheatment laws vary by state, and states have different criteria for defining inactivity and unclaimed or abandoned property. Hartford Funds strongly encourages you to keep your account active and up-to-date. Depending on laws in your jurisdiction, you may assist us in safeguarding your investments for accounts directly held with Hartford Funds by at least once a year: (i) logging in to your account at hartfordfunds.com and viewing your account information; (ii) calling Hartford Funds at 1-888-843-7824 for an account balance or speaking with a customer service representative at the same phone number after you go through a security verification process; and (iii) taking action on letters received in the mail from Hartford Funds concerning account inactivity, outstanding checks and/or escheatment or abandoned property and promptly following the directions in such letters. Residents of certain states may designate a representative to receive escheatment or abandoned property notices regarding Fund shares. For more information, please contact your financial intermediary. Please be advised that simply visiting the above Hartford Funds website or making contact by phone may not establish sufficient contact for purposes of escheatment laws in certain states. Check with your state of residence for specifics.
Account Statements and Duplicate Copies of Materials to Households (ACCOUNTS DIRECTLY HELD WITH THE TRANSFER AGENT)
If your account is held directly with the Funds’ transfer agent, you will receive account and tax information statements from the transfer agent. If you receive account statements from the transfer agent, you may request copies of annual account summaries by calling 1-888-843-7824. A $20 fee may be charged for account summaries older than the preceding year. If your account is not held directly with the Funds’ transfer agent, please contact your financial intermediary for information on its policy with respect to account statements.
You should take precautions to protect yourself from fraud. Keep your account-related information private, and review any account confirmations, statements, or other information that we provide to you as soon as you receive them. Let us know immediately if you discover unauthorized activity or see something on your account that you do not understand or that looks unusual. Neither the Funds nor the Funds’ transfer agent will be responsible for losses that result from transactions by a person who we reasonably believe is authorized to act on your account.
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To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the summary prospectus, shareholder reports (to the extent received by mail), proxy statements, and information statements. You may view current prospectuses/summary prospectuses and shareholder reports on our website. If you hold your account directly with the Funds’ transfer agent and you want to receive multiple copies of these materials, you may call us at 1-888-843-7824 or notify us in writing. Individual copies of such materials will be sent to you commencing within 30 days after we receive your request to stop householding for accounts directly held with the Funds’ transfer agent. If your account is not held directly with the Funds’ transfer agent, please contact your financial intermediary for information on your financial intermediary’s policy with respect to householding and/or how to change your householding status.
Additional Investor Services - Class A and Class C Shares
Contact your financial intermediary to determine if you are eligible for any additional investor services. The following outlines the additional investor services for accounts that are directly held with the Fund’s transfer agent:
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Automatic Investment Plan (AIP) lets you set up regular investments from your bank account to a Fund. You determine the frequency and amount of your investments, and you can terminate your program at any time. To establish, complete the appropriate parts of your account application, or if this is an IRA account, complete the “Mutual Funds Automatic Investment Form.” If you are using AIP to open an account, you must invest a minimum initial investment of $250 into a Fund and invest a minimum of $50 per month into the Fund.
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Systematic Withdrawal Plan (SWP) may be used for routine bill payments or periodic withdrawals from your account. To establish, make sure you have at least $5,000 worth of shares in your account and that the amount per transaction is $50 or more. Also, make sure you are not planning to invest more money in this account (buying shares of a Fund during a period when you are also selling shares of the Fund is not advantageous to you, because of sales charges). Specify the payee(s), who may be yourself or any other party. There is no limit to the number of payees you may have. A Medallion signature guarantee is required if the payee is someone other than the registered owner. Determine the schedule (monthly, quarterly, semi-annually, annually or in certain selected months) and fill out the relevant part of the account application. To add a systematic withdrawal plan to an existing account, contact your financial intermediary or the transfer agent.
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Dollar Cost Averaging Programs (DCA) let you set up monthly or quarterly exchanges from a Fund to the same class of shares of another Hartford mutual fund. To establish, complete the appropriate parts of your account application or the “Mutual Fund Dollar Cost Averaging Form.” Be sure that the amount is for $50 or more and that the accounts involved have identical registrations.
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Automatic Dividend Diversification (ADD) lets you automatically reinvest dividends and capital gains distributions paid by a Fund into the same class of another Hartford mutual fund. To establish, fill out the relevant portion of the account application and be sure that the accounts involved have identical registrations.
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Systematic Exchange lets you automatically transfer money from a share class of a Fund to the same share of another Hartford mutual fund.
Hartford Funds may stop your AIP, SWP, DCA Program or Systematic Exchange if we are unable to obtain an accurate address for your account.
Uncashed Checks Issued on Your Account
Each Fund reserves the right to reinvest any amounts (e.g., dividends, distributions or redemption proceeds) that you have elected to receive by check should your check remain uncashed for more than 180 days. No interest will accrue on amounts represented by uncashed checks. Your check will be reinvested in your account at the NAV on the day of the reinvestment. When reinvested, those amounts are subject to the risk of loss like any Fund investment. If you elect to receive distributions in cash and a check remains uncashed for more than 180 days, your cash election may be changed automatically to reinvest and your future dividend and capital gains distributions will be reinvested in the Fund at the NAV as of the date of payment of the distribution. This provision may not apply to certain retirement or qualified accounts, accounts with a non-U.S. address or closed accounts. Your participation in a systematic withdrawal program may be terminated if a check remains uncashed.
RETIREMENT PLANS AND CERTAIN OTHER ACCOUNTS
The Funds may be available through a range of retirement plans, including traditional, Roth, SIMPLE and SEPs IRAs and 401(k) plans. Minimum investment amounts may apply. To find out more, call 1-888-843-7824.
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If you open a retirement account (including traditional, Roth, SIMPLE, or SEPs IRAs, and 403(b) Accounts) or Coverdell Education Savings Account (“Coverdell Account”) through Hartford Funds, UMB Bank, n.a. will serve as the custodian of that account. Retirement accounts and Coverdell Accounts are charged an annual maintenance fee (up to $25) that is paid to UMB Bank, n.a., HASCO and/or certain other Fund service providers. These fees are in addition to the fees and expenses that you pay for investing in the Funds (set forth in each Fund’s fees and expenses table). Please refer to the Custodial Agreement & Disclosure Statement for your retirement account or Coverdell Account for information on applicable annual maintenance fees.
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Distribution Arrangements
Hartford Funds Distributors, LLC (the “Distributor”), a registered broker-dealer and member of the Financial Industry Regulatory Authority (“FINRA”), serves as the principal underwriter for each Fund pursuant to an Underwriting Agreement approved by the Board of Directors. Shares of the Funds are continuously offered and sold by selected broker-dealers pursuant to selling agreements with the Distributor, and such broker-dealers may in turn designate and authorize other financial intermediaries to offer and sell Fund shares. Except as discussed below, the Distributor (and not the Funds) bears the expenses of providing services pursuant to the Underwriting Agreement, including the payment of expenses relating to the distribution of prospectuses for sales purposes, as well as any other advertising or sales literature. The Distributor is not obligated to sell any specific amount of Fund shares.
Distribution Plans –  Class A, Class C, Class R3 and Class R4 Shares
The Board of Directors has approved the adoption of a separate distribution plan (each, a “Plan”) pursuant to Rule 12b-1 under the 1940 Act for Class A, Class C, Class R3 and Class R4 shares. Under a Plan, Class A, Class C, Class R3 and Class R4 shares of a Fund, as applicable, bear distribution and/or service fees paid to the Distributor, some or all of which may be paid to select broker-dealers and certain other financial intermediaries. Total compensation under a Plan may not exceed the maximum cap imposed by FINRA with respect to asset-based sales charges. Distribution fees paid to the Distributor may be spent on any activities or expenses primarily intended to result in the sale of the respective Fund’s shares. Under a Plan, each Fund pays the Distributor the entire fee, regardless of the Distributor’s expenditures. Even if the Distributor’s actual expenditures exceed the fee payable to the Distributor at any given time, a Fund will not be obligated to pay more than that fee. If the Distributor’s actual expenditures are less than the fee payable to the Distributor at any given time, the Distributor may realize a profit from the arrangement.
Class A Plan –  Pursuant to the Class A Plan, a Fund may pay the Distributor a fee of up to 0.25% of the average daily net assets attributable to Class A shares for distribution financing activities and shareholder account servicing activities. The entire amount of the fee may be used for shareholder servicing expenses and/or distribution expenses.
Class C Plan –  Pursuant to the Class C Plan, a Fund may pay the Distributor a fee of up to 1.00% of the average daily net assets attributable to Class C shares for distribution financing activities, and up to 0.25% may be used for shareholder account servicing activities. The Class C Plan also provides that the Distributor will receive all contingent deferred sales charges attributable to Class C shares.
Class R3 Plan –  Pursuant to the Class R3 Plan, a Fund may pay the Distributor a fee of up to 0.50% of the average daily net assets attributable to Class R3 shares for distribution financing activities, and up to 0.25% may be used for shareholder account servicing activities.
Class R4 Plan –  Pursuant to the Class R4 Plan, a Fund may pay the Distributor a fee of up to 0.25% of the average daily net assets attributable to Class R4 shares for distribution financing activities. The entire amount of the fee may be used for shareholder account servicing activities.
Payments to Financial Intermediaries and Other Entities
The Investment Manager, Distributor and/or their affiliates and the Hartford mutual funds make a variety of payments to broker-dealers and financial institutions (“Financial Intermediaries”) that sell the shares of the Hartford mutual funds, and/or Financial Intermediaries and other intermediaries that provide services (“Servicing Intermediaries”) to the Hartford mutual funds. These payments may vary from one product to another. For this reason, (1) if your Financial Intermediary receives greater payments with respect to the Hartford mutual funds than it receives with respect to other products, it may be more inclined to sell you shares of a Hartford mutual fund rather than another product and/or (2) if your Servicing Intermediary (which may also be your Financial Intermediary) receives greater payments with respect to the Hartford mutual funds, such payments may create an incentive for the Servicing Intermediary to favor the Hartford mutual funds rather than other fund companies or investment products for which it may receive a lower payment. You may contact your Financial Intermediary or Servicing Intermediary if you want additional information regarding any Additional Payments or Servicing Payments it receives.
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Payments Made From Fund Assets.
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Commissions and Rule 12b-1 Payments. The Distributor and/or its affiliates pay sales commissions and Rule 12b-1 fees to Financial Intermediaries out of assets that the Distributor and/or its affiliates receive from the Hartford mutual funds. The Funds’ SAI includes information regarding these commission and Rule 12b-1 payments by share class.
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Administrative Fees to Servicing Intermediaries. The Distributor and/or its affiliates make payments to Servicing Intermediaries that provide sub-accounting, administrative and/or shareholder processing services to the Hartford mutual funds (“Administrative Fees”). Such payments may be made out of 12b-1 and/or transfer agent fees that the Distributor and/or its affiliates receive from the Hartford mutual funds. Depending upon the particular share class and/or contractual arrangement with a Servicing Intermediary, these payments may be calculated based on average net assets of the Hartford mutual funds that are serviced by the Servicing Intermediary, or on a per account basis. The Funds’ SAI includes information regarding Fund expenses and distribution arrangements.
Payments Made by the Investment Manager and/or its Affiliates. As explained in more detail below under the sections entitled “Additional Payments to Financial Intermediaries” and “Servicing Payments to Servicing Intermediaries,” the Investment Manager and/or its affiliates make payments out of their own assets and not as an expense to or out of the assets of the Funds to (1) Financial Intermediaries to encourage the sale of Hartford mutual funds’ shares (“Additional Payments”) and/or (2) Servicing Intermediaries as additional compensation for sub-accounting, administrative and/or shareholder processing services (“Servicing Payments”).
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Additional Payments to Financial Intermediaries. The amount of any Additional Payments made by the Investment Manager and/or its affiliates to a Financial Intermediary is generally based on one or more of the following criteria: (i) the average net assets of the Hartford mutual funds that are attributed to that Financial Intermediary; (ii) the amount of Hartford mutual fund shares sold through that Financial Intermediary; and (iii) the mix of equity and fixed income funds sold through or attributed to that Financial Intermediary. The annual amount of Additional Payments made to any one Financial Intermediary is normally not expected to exceed 0.20% of the average net assets of the Hartford mutual funds that are attributed to that Financial Intermediary. For the calendar year ended December 31, 2023, the Investment Manager and its affiliates incurred approximately $58.7 million in total Additional Payments to Financial Intermediaries.
Additional Payments to Financial Intermediaries, including those listed in the Funds’ SAI, may be used for various purposes and take various forms, including but not limited to:
(1)
Payments for putting the Hartford mutual funds on a Financial Intermediary’s list of mutual funds available for purchase by its customers;
(2)
Payments for including the Hartford mutual funds within a group that receives special marketing focus or placing the Hartford Funds on a “preferred list”;
(3)
“Due diligence” payments for a Financial Intermediary’s examination of Hartford mutual funds and payments for providing extra employee training and information relating to Hartford Funds;
(4)
“Marketing support fees” for providing assistance in promoting the sale of Hartford mutual fund shares;
(5)
Sponsorships of sales contests and promotions where participants receive prizes such as travel awards, merchandise, cash or recognition;
(6)
Provision by a Financial Intermediary of sales-related data to the Investment Manager and/or its affiliates;
(7)
Provision of educational programs, including information and related support materials;
(8)
Provision of computer hardware and software; and
(9)
Occasional meals and entertainment, tickets to sporting events, nominal gifts and travel and lodging (subject to applicable rules and regulations).
With respect to Class R6 and F shares, neither the Distributor nor any of its affiliates pay any commission payments, account servicing fees, record keeping fees, 12b-1 fees, sub-transfer agent fees, administration fees or other asset-based or sales-based fees to any financial intermediary. With respect to Class Y shares, neither the Distributor nor any affiliates of the Distributor will enter into any new arrangement after May 11, 2018 to make any asset-based or sales-based payment to any financial intermediary that is not directly related to account servicing, record keeping, 12b-1 fees, sub-transfer agency, administration or similar services. Although with respect to certain classes the Distributor and its affiliates do not pay any commission payments, account servicing fees, record keeping fees,
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12b-1 fees, sub-transfer agent fees, administration fees or other asset-based or sales-based fees to any financial intermediary, in certain instances, the Distributor and/or its affiliates may make payments to Financial Intermediaries that are not based on assets or sales of any particular Fund or share class (e.g. flat fee payments for platform participation, conference sponsorship, data packages, etc.), or that are in connection with the maintenance of each Fund share class within the Financial Intermediary’s platform.
As of January 1, 2024, the Investment Manager and/or its affiliates pay or have entered into ongoing contractual arrangements to pay Additional Payments to the Financial Intermediaries listed below: Ameriprise Financial Services, Inc.; Avantax Investment Services; BancWest Investment Services; Cadaret Grant & Co., Inc.; Cambridge Investment Research Inc.; Charles Schwab & Co., Inc.; Citigroup Global Markets, Inc.; Commonwealth Financial Network; CUSO Financial Services, L.P.; Edward D. Jones & Co.; Fidelity; Frost Brokerage Services, Inc.; GWFS Equities, Inc.; Huntington Investment Co.; Janney Montgomery Scott; JPMorgan Securities LLC; Lincoln Financial Advisors Group; LPL Financial Corp.; Merrill Lynch; Mid Atlantic Capital Corporation; Morgan Stanley Smith Barney; National Financial Services; Newbridge Securities; NEXT Financial Group, Inc.; Northwestern Mutual Investment Services, LLC; Osaic Wealth, Inc.; Pershing LLC; Raymond James & Associates Inc. and Raymond James Financial Services, Inc.; RBC Capital Markets Corporation; Robert W. Baird; Rockefeller Financial LLC; Schroder Fund Advisors LLC; Stifel, Nicolaus & Company, Inc.; TD Ameritrade Trust Co.; UBS Financial Services Inc.; U.S. Bancorp Investments Inc.; Voya Financial; and Wells Fargo. The Investment Manager and/or its affiliates may in the future enter into similar ongoing contractual arrangements with other Financial Intermediaries. Financial Intermediaries that received Additional Payments in 2023 of at least $500 in value for items such as sponsorship of meetings, education seminars and travel and entertainment, but may not have an ongoing contractual relationship with the Investment Manager or one of its affiliates, are listed in the SAI.
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Servicing Payments to Servicing Intermediaries. The Investment Manager, HASCO and/or their affiliates pay Servicing Payments to Servicing Intermediaries. As noted above under the section entitled “Payments Made From Fund Assets,” these Servicing Payments are separate from, and in addition to, any Administrative Fees paid by the Distributor and/or its affiliates from payments received from the Hartford mutual funds. The amount of the Servicing Payments is generally based on average net assets of the Hartford mutual funds that are serviced by a Servicing Intermediary. With certain limited exceptions, the annual amount of Servicing Payments made to any specific Servicing Intermediary is not expected to exceed 0.25% of the average net assets of the Hartford mutual funds that are serviced by that Servicing Intermediary. For the year ended December 31, 2023, the Investment Manager, HASCO and/or their affiliates incurred approximately $2.1 million in total Servicing Payments and these Servicing Payments did not exceed $0.7 million for any one Servicing Intermediary.
As of January 1, 2024, the Investment Manager, HASCO and/or their affiliates pay or have entered into ongoing contractual arrangements to pay Servicing Payments to the following entities: ADP Broker Dealer, Inc.; American United Life Insurance Company; Ascensus, Inc.; Fidelity; Goldman Sachs & Co.; GWFS Equities, Inc.; John Hancock Trust Company; Lincoln Retirement Services Company, LLC; Massachusetts Mutual Life Insurance Company; Merrill Lynch; Mid Atlantic Capital Corporation; Minnesota Life Insurance Company; MSCS Financial Services, LLC; National Financial Services; Principal Life Insurance Company; Prudential Insurance Company of America; Reliance Trust Company; TD Ameritrade Trust Company; The Vanguard Group; Transamerica Retirement Solutions; and Voya Financial. The Investment Manager, HASCO and/or their affiliates may in the future enter into similar arrangements with other Servicing Intermediaries.
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Fund Distributions and Tax Matters
Dividends and Distributions
Each Fund intends to distribute substantially all of its net investment income and capital gains to shareholders at least once a year. Capital gains of each Fund are normally declared and paid annually. Dividends from net investment income, if any, of each Fund are normally declared and paid as follows:
Fund	Declaration and payment frequency of net investment income
Balanced Income Fund	Quarterly
Balanced Retirement Fund*	Monthly
Multi-Asset Income Fund*	Monthly
Real Asset Fund	Annually
Checks and Balances Fund	Quarterly
Conservative Allocation Fund	Annually
Moderate Allocation Fund	Annually
Growth Allocation Fund	Annually
*
The amount of any distribution may vary, and there is no guarantee the Fund will pay income dividends in any given month. Different classes may distribute different dividend amounts.
Notwithstanding the foregoing, the Company’s Board of Directors has delegated authority to the Funds’ Treasurer to reduce the frequency with which dividends are declared and paid and to declare and make payments of long-term capital gains as permitted or required by law or in order to avoid tax penalties. Further, each Fund reserves the right to change its dividend distribution policy at the discretion of its Board of Directors. Unless shareholders specify otherwise, all dividends and distributions received from a Fund are automatically reinvested in additional full or fractional shares of that Fund.
Unless your investment is in a tax-deferred account, you may want to avoid buying shares shortly before a Fund pays a dividend. The reason? If you buy shares when a Fund has realized but not yet distributed taxable income or capital gains, you will pay the full price for the shares and then receive a portion of the price back in the form of a taxable dividend. As an example, on December 15, you invest $5,000, buying 250 shares for $20 each. If the Fund pays a distribution of $1 per share on December 16, its share price will drop to $19 (not counting market change). You still have only $5,000 (250 shares x $19 = $4,750 in share value, plus 250 shares x $1 = $250 in distributions), but you owe tax on the $250 distribution you received even if you reinvest it in more shares. To avoid buying a dividend, check a Fund’s distribution schedule before you invest. Before investing you may want to consult your tax advisor.
If you elect to receive dividends in cash, you will only receive a check if the dividend amount exceeds $10. If the dividend is $10 or less, the amount will automatically be reinvested in the Fund. If you would like to receive cash dividends, regardless of the amount, you can establish an electronic funds transfer to your bank. For assistance in establishing electronic funds transfer transactions, please call 1-888-843-7824.
Taxability of Dividends
Unless your shares are held in a tax-advantaged account, dividends and distributions you receive from a Fund, whether reinvested or taken as cash, are generally considered taxable. Distributions from a Fund’s long-term capital gains are taxable as long-term capital gains, regardless of how long you held your shares. Distributions from short-term capital gains and from ordinary income (other than certain qualified dividend income) are generally taxable as ordinary income.
If a Fund’s distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution generally will not be taxable, but will reduce each shareholder’s cost basis in a Fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold. Any return of capital in excess of your basis, however, is taxable as a capital gain.
A portion of dividends from ordinary income may qualify for the dividends-received deduction for corporations. Distributions from certain qualified dividend income generally are taxable to individuals at the same rates that apply to long-term capital gains, if certain holding period and other requirements are met. The maximum individual rate applicable to “qualified dividend income” and long-term capital gains is currently generally either 15% or 20%,
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depending on whether the individual’s income exceeds certain threshold amounts. The amount of a Fund’s distributions that would otherwise qualify for this favorable tax treatment may be reduced as a result of such Fund’s securities lending activities, investment in derivatives or high portfolio turnover rate.
An additional 3.8% Medicare tax is imposed on certain net investment income (including taxable distributions received from a Fund and net gains from redemptions of Fund shares) of individuals, estates and trusts to the extent that such person’s gross income, with certain adjustments, exceeds certain threshold amounts.
Some dividends paid in January may be taxable as if they had been paid the previous December.
Dividends and capital gains distributed by each Fund to tax-deferred retirement plan accounts are not taxable currently.
Distributions received by a Fund (including a fund of funds) from an underlying fund generally will be treated as ordinary income of the Fund if paid from the underlying fund’s ordinary income or short-term capital gains. Distributions paid from an underlying fund’s long-term capital gains, however, generally will be treated by a Fund as long-term capital gains. With respect to the funds of funds, a portion of dividends from ordinary income may qualify for the dividends-received deduction for corporations and for individuals a portion of dividends from ordinary income may be qualified dividend income.
Taxability of Transactions
Unless your shares are held in a tax-advantaged account, any time you sell or exchange shares, it is considered a taxable event for you. You may have a capital gain or a loss on the transaction that will be long-term or short-term, depending upon how long you held your shares. Your ability to deduct capital losses may be limited. You are responsible for any tax liabilities generated by your transactions. With limited exceptions, distributions from a retirement plan account are taxable as ordinary income. Consult your tax advisor if you sell shares held for less than six months at a loss after receiving a long-term capital gain distribution from a Fund.
As described above, a shareholder may be able to convert one class of shares for another class of shares of the same Fund. In general, conversions of one share class for a different share class of the same Fund should not result in the realization by the investor of a taxable capital gain or loss for U.S. federal income tax purposes, provided that the transaction is undertaken and processed, with respect to any shareholder, as a direct conversion transaction. If the conversion results in a CDSC or sales charge, Fund shares may be redeemed to pay the charge, and that redemption would be taxable. Shareholders should consult their tax advisors as to the federal, state, local and non-U.S. tax consequences of an intra-fund conversion.
Conversions of one class of shares for another class of shares of the same Fund within a tax-deferred retirement plan account will not result in a capital gain or loss for federal or state income tax purposes.
Additional Information
A Fund may be required to withhold U.S. federal income tax (currently, at the rate of 24%) of all taxable distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the Internal Revenue Service (“IRS”) that you are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against your U.S. federal income tax liability. IRS Regulations require each Fund to report to the IRS and furnish to shareholders the cost basis information and holding period for Fund shares purchased on or after January 1, 2012, and sold on or after that date. Each Fund will permit shareholders to elect from among several cost basis methods accepted by the IRS, including average cost. In the absence of an election by a shareholder, each Fund will use the average cost method with respect to that shareholder. To elect a cost basis method other than the default method average cost for accounts directly held with the Funds’ transfer agent, your request must be received in writing by completing the appropriate part of your account application, by completing “Cost Basis Method Election for Non-Qualified Hartford Funds Accounts” Form or submitted through the investor portal on hartfordfunds.com. If you hold your account with a financial intermediary, please contact that financial intermediary for instructions on how to make your election. Fund shareholders should consult with their tax advisors to determine the best cost basis method for their tax situation and to obtain more information about how the new cost basis reporting rules apply to them.
If more than 50% of the value of a Fund’s total assets at the close of any taxable year consists of securities of foreign corporations, or if at least 50% of the value of the Fund’s total assets at the close of each quarter of its taxable year is represented by interests in other regulated investment companies, the Fund will be eligible to file an election with the IRS that would generally enable its shareholders to benefit from any foreign tax credit or deduction available for any foreign taxes the Fund pays. Pursuant to this election (if made), a shareholder will be required to include in gross
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income (in addition to dividends actually received) its pro rata share of the foreign taxes paid by the Fund, and may be entitled either to deduct its pro rata share of the foreign taxes in computing its taxable income or to use the amount as a foreign tax credit against its U.S. federal income tax liability (subject to certain holding period and other requirements). The consequences of such an election are discussed in more detail in the SAI.
A Fund’s investments in Underlying Funds could affect the amount, timing and character of distributions to shareholders, as compared to a fund that directly invests in stocks, securities or other investments.
Each Fund will generally be required to withhold U.S. federal income tax at the rate of 30% of all taxable distributions to you if you are a non-resident alien or foreign entity and there is no applicable tax treaty or if you are claiming reduced withholding under a tax treaty and you have not properly completed and signed the appropriate IRS Form W-8. You also must complete and send to us the appropriate IRS Form W-8 to certify your foreign status. Provided that the appropriate IRS Form W-8 is properly completed, long-term capital gains distributions and proceeds of sales are generally not subject to withholding for foreign shareholders.
Each Fund is required to withhold U.S. tax (at a 30% rate) on payments of taxable dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to a Fund to enable the Fund to determine whether withholding is required.
One of the requirements for favorable tax treatment as a regulated investment company under the Internal Revenue Code is that a Fund derive at least 90% of its gross income from certain qualifying sources of income. The IRS has issued a revenue ruling which holds that income derived from commodity-linked swaps is not qualifying income under Subchapter M of the Internal Revenue Code. As such, the Real Asset Fund’s ability to use commodity-linked swaps as part of its investment strategy is limited to a maximum of 10% of its gross income.
However, in a subsequent revenue ruling, the IRS provides that income from alternative investment instruments (such as certain commodity index-linked notes) that create commodity exposure may be considered qualifying income under the Internal Revenue Code. The Real Asset Fund will seek to gain exposure to the commodity markets primarily through investments in the Subsidiary. The Real Asset Fund has received a private letter ruling from the IRS which concludes that income derived from its Fund’s investment in the Subsidiary will also constitute qualifying income to the Fund, even if the Subsidiary itself owns commodity-linked swaps. However, the IRS has subsequently suspended the issuance of similar private letter rulings in 2011 and that suspension remains in effect. The IRS issued final regulations that would generally treat the Real Asset Fund’s income inclusion with respect to the Subsidiary as qualifying income either if (A) there is a current-year distribution out of the earnings and profits of the Subsidiary that are attributable to such income inclusion or (B) such inclusion is derived with respect to the Real Asset Fund’s business of investing in stock, securities, or currencies. The IRS also issued a revenue procedure, which states that the IRS will not in the future issue private letter rulings that would require a determination of whether an asset (such as a commodity index-linked note) is a “security” under the 1940 Act. The tax treatment of the Real Asset Fund’s investments in the Subsidiary may be adversely affected by future legislation, Treasury Regulations, court decisions and/or guidance issued by the IRS that could affect whether income derived from such investments is “qualifying income” under Subchapter M of the Internal Revenue Code, or otherwise affect the character, timing and/or amount of the Real Asset Fund’s taxable income or any gains and distributions made by the Real Asset Fund.
Distributions from each Fund may also be subject to state, local and foreign taxes. You should consult your own tax advisor regarding the particular tax consequences of an investment in a Fund.
This section summarizes some of the consequences under current Federal tax law of an investment in each Fund. It is not a substitute for personal tax advice. Consult your personal tax advisor about the potential tax consequences of an investment in the Funds under all applicable tax laws.
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Performance Notes
BALANCED RETIREMENT FUND
Effective July 10, 2019, the Fund changed its name, investment objective, principal investment strategy, and benchmarks. Performance prior to July 10, 2019, reflects the Fund’s performance while it pursued its prior investment objective and was managed in accordance with its prior investment strategy.
MULTI-ASSET INCOME FUND
Effective May 1, 2019, the Fund changed its name, investment objective, principal investment strategy and benchmarks. Performance prior to May 1, 2019, reflects the Fund’s performance while it pursued its prior investment objective and was managed in accordance with its prior investment strategy.
CONSERVATIVE ALLOCATION FUND
Performance information prior to December 1, 2015 includes performance of the Fund’s previous sub-adviser, Wellington Management, using a modified investment strategy.
MODERATE ALLOCATION FUND
Performance information prior to December 1, 2015 includes performance of the Fund’s previous sub-adviser, Wellington Management, using a modified investment strategy.
GROWTH ALLOCATION FUND
Performance information prior to June 1, 2014 includes performance of the Fund’s previous sub-adviser, Wellington Management, using a modified investment strategy.
Indices:
The indices are unmanaged, and their results include reinvested dividends and/or distributions, but do not reflect the effect of sales charges, commissions, expenses or taxes.
The Bloomberg Corporate Index is the Corporate component of the US Credit Index within the Bloomberg US Aggregate Bond Index.
The Bloomberg US Aggregate Bond Index is composed of securities that cover the US investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.
The Bloomberg US Corporate High Yield Bond 2% Issuer Cap Index is the 2% issuer cap component of the Bloomberg US High Yield Index, which is an unmanaged broad-based market value-weighted index that tracks the total return performance of non-investment grade, fixed-rate, publicly placed, dollar denominated and nonconvertible debt registered with the Securities and Exchange Commission.
The Bloomberg US TIPS 1-10 Year Index represents US Treasury inflation-protected securities having a maturity of at least 1 year and less than 10 years.
The Bloomberg Commodity Index Total Return is composed of futures contracts and reflects the returns on a fully collateralized investment in the Bloomberg Commodity Index (“BCOM”). This combines the returns of the BCOM with the returns on cash collateral invested in 13 week (3 month) US Treasury bills.
The JP Morgan Emerging Markets Bond Index Plus is a market capitalization-weighted index that tracks returns for actively traded external debt instruments in emerging markets.
The MSCI ACWI Commodity Producers Index is designed to capture the global opportunity set of commodity producers in the energy, metal and agricultural sectors. Constituents are selected from the equity universe of MSCI ACWI Index, the parent index, which covers mid and large cap securities across developed market and emerging market countries.
The MSCI ACWI ex USA Index is designed to capture large and mid cap securities across developed markets (excluding the US) and emerging market countries.
The MSCI ACWI Index is designed to capture large and mid cap securities across developed markets and emerging market countries.
The MSCI ACWI Infrastructure Index is designed to capture the global opportunity set of companies that are owners or operators of infrastructure assets.
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The MSCI World IMI Core Real Estate Index is designed to capture large, mid and small cap stocks across developed countries engaged in the ownership, development and management of specific core property type real estate.
The Russell 1000 Index is designed to measure the performance of the 1,000 largest companies in the Russell 3000 Index. The Russell 3000 Index is designed to measure the performance of the 3,000 largest US companies based on total market capitalization.
The Russell 1000 Value Index is designed to measure the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 1000 Index is designed to measure the performance of the 1,000 largest companies in the Russell 3000 Index based on their market capitalization and current index membership.
The Russell 3000 Index is designed to measure the performance of the 3,000 largest US companies based on total market capitalization.
The S&P 500 Index is a float-adjusted market capitalization-weighted price index composed of 500 widely held common stocks.
Additional Information Regarding Bloomberg Index(es). “Bloomberg®” and the above referenced Bloomberg index(es) are service marks of Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited (“BISL”), the administrator of the index (collectively, “Bloomberg”), and have been licensed for use for certain purposes by the Investment Manager.
The Funds are not sponsored, endorsed, sold or promoted by Bloomberg. Bloomberg does not make any representation or warranty, express or implied, to the owners of or counterparties to the Funds or any member of the public regarding the advisability of investing in securities generally or in the Funds particularly. The only relationship of Bloomberg to the Investment Manager is the licensing of certain trademarks, trade names and service marks and of the above referenced Bloomberg index(es), which is determined, composed and calculated by BISL without regard to the Investment Manager or the Funds. Bloomberg has no obligation to take the needs of the Investment Manager or the owners of the Funds into consideration in determining, composing or calculating the above referenced Bloomberg index(es). Bloomberg is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Funds to be issued. Bloomberg shall not have any obligation or liability, including, without limitation, to the Funds’ customers, in connection with the administration, marketing or trading of the Funds.
BLOOMBERG DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE ABOVE REFERENCED BLOOMBERG INDEX(ES) OR ANY DATA RELATED THERETO AND SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN. BLOOMBERG DOES NOT MAKE ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE INVESTMENT MANAGER, OWNERS OF THE FUNDS OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE ABOVE REFERENCED BLOOMBERG INDEX(ES) OR ANY DATA RELATED THERETO. BLOOMBERG DOES NOT MAKE ANY EXPRESS OR IMPLIED WARRANTIES AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE ABOVE REFERENCED BLOOMBERG INDEX(ES) OR ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, TO THE MAXIMUM EXTENT ALLOWED BY LAW, BLOOMBERG, ITS LICENSORS, AND ITS AND THEIR RESPECTIVE EMPLOYEES, CONTRACTORS, AGENTS, SUPPLIERS, AND VENDORS SHALL HAVE NO LIABILITY OR RESPONSIBILITY WHATSOEVER FOR ANY INJURY OR DAMAGES—WHETHER DIRECT, INDIRECT, CONSEQUENTIAL, INCIDENTAL, PUNITIVE OR OTHERWISE—ARISING IN CONNECTION WITH THE ABOVE REFERENCED BLOOMBERG INDEX(ES) OR ANY DATA OR VALUES RELATING THERETO—WHETHER ARISING FROM THEIR NEGLIGENCE OR OTHERWISE, EVEN IF NOTIFIED OF THE POSSIBILITY THEREOF.
Additional Information Regarding Blended Benchmarks that Include an MSCI Index. The blended returns are calculated by the Investment Manager and include, among other index provider data, end of day index level values licensed from MSCI (“MSCI Data”). For the avoidance of doubt, MSCI is not the benchmark “administrator” for, or a “contributor”, “submitter” or “supervised contributor” to, the blended returns, and the MSCI Data is not considered a “contribution” or “submission” in relation to the blended returns, as those terms may be defined in any rules, laws, regulations, legislation or international standards. MSCI Data is provided “AS IS” without warranty or liability and no copying or distribution is permitted. MSCI does not make any representation regarding the advisability of any investment or strategy and does not sponsor, promote, issue, sell or otherwise recommend or endorse any investment or strategy, including any financial products or strategies based on, tracking or otherwise utilizing any MSCI Data, models, analytics or other materials or information.
Additional Information Regarding MSCI Indices. Neither MSCI nor any other party involved in or related to compiling, computing or creating the MSCI data makes any express or implied warranties or representations with respect to such data (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such data. Without limiting any of the foregoing, in no event shall MSCI, any of its affiliates or any third-party involved in or related to compiling,
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computing or creating the data have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages. No further distribution or dissemination of the MSCI data is permitted without MSCI’s express written consent.
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Financial Highlights
The financial highlights table for each Fund is intended to help you understand each Fund’s financial performance for the past five years, or if shorter, the period of the Fund’s operations. Certain information reflects financial results for a single Fund share. The total returns in the table for each Fund represent the rate that an investor would have earned, or lost, on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the fiscal years ended October 31, 2023, October 31, 2022, October 31, 2021, and October 31, 2020 has been derived from the financial statements audited by PricewaterhouseCoopers LLP, the Funds’ independent registered public accounting firm, whose report, along with each Fund’s financial statements and financial highlights, is included in the annual report to shareholders, which is available upon request. The information for the fiscal year ended October 31, 2019 was audited by another independent registered public accounting firm. The financial highlights appear in a different order than the Funds generally appear in this prospectus. They appear in the following order: The Hartford Balanced Income Fund, Hartford AARP Balanced Retirement Fund, The Hartford Checks and Balances Fund, The Hartford Conservative Allocation Fund, The Hartford Growth Allocation Fund, Hartford Moderate Allocation Fund, Hartford Multi-Asset Income Fund, and Hartford Real Asset Fund. With respect to the Conservative Allocation Fund, the financial highlights for the Fund’s Classes R6 and Y shares for the periods presented below would have been substantially similar to that shown for the Fund’s other share classes because all of the Fund’s shares are invested in the same portfolio of securities. However, the actual financial highlights of the Conservative Allocation Fund’s Classes R6 and Y shares for the periods presented below would have been different than the information shown for the Fund’s other share classes because of differences in the expenses borne by each class of shares. Footnotes are located on the last page of these financial highlights tables.
	— Selected Per-Share Data(1) —									— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Returns of Capital	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)(4)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)(4)	Ratio of Net Investment Income (Loss) to Average Net Assets(4)	Portfolio Turnover
The Hartford Balanced Income Fund
For the Year Ended October 31, 2023
A	$13.75	$0.45	$(0.29)	$0.16	$(0.47)	$(0.42)	$—	$(0.89)	$13.02	0.94%	$3,957,111	0.87%	0.87%	3.26%	57%
C	13.51	0.34	(0.28)	0.06	(0.36)	(0.42)	—	(0.78)	12.79	0.23	1,524,593	1.63	1.63	2.50	57
I	13.75	0.49	(0.30)	0.19	(0.50)	(0.42)	—	(0.92)	13.02	1.18	3,695,164	0.63	0.63	3.50	57
R3	13.81	0.40	(0.30)	0.10	(0.41)	(0.42)	—	(0.83)	13.08	0.55	120,885	1.25	1.24	2.89	57
R4	13.82	0.44	(0.30)	0.14	(0.45)	(0.42)	—	(0.87)	13.09	0.85	58,655	0.95	0.95	3.18	57
R5	13.84	0.48	(0.29)	0.19	(0.50)	(0.42)	—	(0.92)	13.11	1.16	37,567	0.65	0.65	3.48	57
R6	13.93	0.50	(0.30)	0.20	(0.51)	(0.42)	—	(0.93)	13.20	1.25	254,986	0.55	0.55	3.58	57
Y	13.93	0.49	(0.30)	0.19	(0.49)	(0.42)	—	(0.91)	13.21	1.21	48,595	0.66	0.66	3.45	57
F	13.76	0.50	(0.30)	0.20	(0.51)	(0.42)	—	(0.93)	13.03	1.27	2,368,403	0.55	0.55	3.58	57
For the Year Ended October 31, 2022
A	$16.72	$0.37	$(2.21)	$(1.84)	$(0.37)	$(0.76)	$—	$(1.13)	$13.75	(11.62)%	$4,167,360	0.86%	0.86%	2.50%	60%
C	16.45	0.26	(2.18)	(1.92)	(0.26)	(0.76)	—	(1.02)	13.51	(12.33)	2,053,985	1.62	1.62	1.73	60
I	16.72	0.41	(2.21)	(1.80)	(0.41)	(0.76)	—	(1.17)	13.75	(11.41)	4,254,506	0.62	0.62	2.74	60
R3	16.79	0.32	(2.22)	(1.90)	(0.32)	(0.76)	—	(1.08)	13.81	(11.96)	132,616	1.24	1.23	2.12	60
R4	16.80	0.36	(2.22)	(1.86)	(0.36)	(0.76)	—	(1.12)	13.82	(11.71)	72,765	0.94	0.94	2.41	60
R5	16.82	0.41	(2.23)	(1.82)	(0.40)	(0.76)	—	(1.16)	13.84	(11.42)	38,799	0.64	0.64	2.71	60
R6	16.92	0.43	(2.24)	(1.81)	(0.42)	(0.76)	—	(1.18)	13.93	(11.32)	252,429	0.54	0.54	2.82	60
Y	16.92	0.41	(2.24)	(1.83)	(0.40)	(0.76)	—	(1.16)	13.93	(11.42)	88,076	0.64	0.64	2.70	60
F	16.73	0.42	(2.21)	(1.79)	(0.42)	(0.76)	—	(1.18)	13.76	(11.32)	2,468,012	0.54	0.54	2.83	60
For the Year Ended October 31, 2021
A	$14.53	$0.33	$2.26	$2.59	$(0.33)	$(0.07)	$—	$(0.40)	$16.72	17.97%	$4,748,602	0.86%	0.86%	2.08%	44%
C	14.29	0.21	2.22	2.43	(0.20)	(0.07)	—	(0.27)	16.45	17.16	2,859,547	1.61	1.61	1.34	44
I	14.53	0.37	2.25	2.62	(0.36)	(0.07)	—	(0.43)	16.72	18.26	4,859,868	0.61	0.61	2.33	44
R3	14.59	0.28	2.25	2.53	(0.26)	(0.07)	—	(0.33)	16.79	17.51	153,099	1.24	1.24	1.71	44
R4	14.59	0.32	2.27	2.59	(0.31)	(0.07)	—	(0.38)	16.80	17.93	93,401	0.94	0.94	2.01	44
R5	14.61	0.37	2.27	2.64	(0.36)	(0.07)	—	(0.43)	16.82	18.25	43,487	0.64	0.64	2.31	44
R6	14.70	0.39	2.28	2.67	(0.38)	(0.07)	—	(0.45)	16.92	18.33	285,749	0.54	0.54	2.40	44
Y	14.70	0.38	2.27	2.65	(0.36)	(0.07)	—	(0.43)	16.92	18.21	132,364	0.64	0.64	2.31	44
F	14.54	0.39	2.25	2.64	(0.38)	(0.07)	—	(0.45)	16.73	18.33	2,719,790	0.53	0.53	2.40	44
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Financial Highlights
	— Selected Per-Share Data(1) —									— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Returns of Capital	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)(4)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)(4)	Ratio of Net Investment Income (Loss) to Average Net Assets(4)	Portfolio Turnover
The Hartford Balanced Income Fund – (continued)
For the Year Ended October 31, 2020
A	$14.76	$0.35	$(0.10)	$0.25	$(0.35)	$(0.13)	$—	$(0.48)	$14.53	1.75%	$3,747,275	0.89%	0.89%	2.44%	63%
C	14.53	0.24	(0.11)	0.13	(0.24)	(0.13)	—	(0.37)	14.29	0.92	2,994,151	1.64	1.64	1.70	63
I	14.77	0.39	(0.12)	0.27	(0.38)	(0.13)	—	(0.51)	14.53	1.94	3,960,448	0.63	0.63	2.69	63
R3	14.82	0.31	(0.12)	0.19	(0.29)	(0.13)	—	(0.42)	14.59	1.36	154,953	1.24	1.24	2.10	63
R4	14.83	0.35	(0.12)	0.23	(0.34)	(0.13)	—	(0.47)	14.59	1.60	88,942	0.95	0.95	2.38	63
R5	14.85	0.39	(0.12)	0.27	(0.38)	(0.13)	—	(0.51)	14.61	1.90	42,220	0.66	0.66	2.67	63
R6	14.93	0.40	(0.11)	0.29	(0.39)	(0.13)	—	(0.52)	14.70	2.06	240,876	0.56	0.56	2.74	63
Y	14.93	0.39	(0.11)	0.28	(0.38)	(0.13)	—	(0.51)	14.70	1.96	154,356	0.67	0.66	2.67	63
F	14.77	0.40	(0.10)	0.30	(0.40)	(0.13)	—	(0.53)	14.54	2.08	2,131,158	0.56	0.56	2.76	63
For the Year Ended October 31, 2019
A	$13.86	$0.38	$1.43	$1.81	$(0.38)	$(0.53)	$—	$(0.91)	$14.76	13.88%	$3,517,691	0.90%	0.90%	2.73%	54%
C	13.65	0.28	1.41	1.69	(0.28)	(0.53)	—	(0.81)	14.53	13.08	3,365,430	1.65	1.65	1.99	54
I	13.86	0.42	1.44	1.86	(0.42)	(0.53)	—	(0.95)	14.77	14.24	3,670,729	0.65	0.65	2.98	54
R3	13.90	0.34	1.44	1.78	(0.33)	(0.53)	—	(0.86)	14.82	13.54	190,851	1.26	1.26	2.38	54
R4	13.91	0.38	1.44	1.82	(0.37)	(0.53)	—	(0.90)	14.83	13.88	103,304	0.97	0.97	2.68	54
R5	13.93	0.42	1.45	1.87	(0.42)	(0.53)	—	(0.95)	14.85	14.14	43,770	0.67	0.67	2.99	54
R6	14.01	0.43	1.45	1.88	(0.43)	(0.53)	—	(0.96)	14.93	14.24	192,279	0.58	0.58	3.01	54
Y	14.01	0.43	1.44	1.87	(0.42)	(0.53)	—	(0.95)	14.93	14.16	150,620	0.66	0.65	3.00	54
F	13.87	0.43	1.43	1.86	(0.43)	(0.53)	—	(0.96)	14.77	14.24	1,815,178	0.57	0.57	3.06	54
Hartford AARP Balanced Retirement Fund
For the Year Ended October 31, 2023
A	$8.79	$0.24	$(0.25)	$(0.01)	$(0.43)	$—	$(0.06)	$(0.49)	$8.29	(0.36)%	$50,899	1.00%	0.87%	2.67%	20%
C	8.81	0.17	(0.25)	(0.08)	(0.36)	—	(0.05)	(0.41)	8.32	(1.09)	4,612	1.76	1.62	1.91	20
I	8.78	0.26	(0.24)	0.02	(0.46)	—	(0.06)	(0.52)	8.28	(0.02)	7,122	0.71	0.57	2.97	20
R3	8.80	0.22	(0.26)	(0.04)	(0.40)	—	(0.06)	(0.46)	8.30	(0.61)	435	1.32	1.09	2.45	20
R4	8.75	0.24	(0.25)	(0.01)	(0.43)	—	(0.06)	(0.49)	8.25	(0.28)	130	1.02	0.79	2.75	20
R5	8.75	0.27	(0.25)	0.02	(0.46)	—	(0.07)	(0.53)	8.24	(0.02)	9	0.72	0.46	3.10	20
R6	8.77	0.28	(0.25)	0.03	(0.47)	—	(0.07)	(0.54)	8.26	0.10	12	0.61	0.36	3.18	20
Y	8.73	0.27	(0.25)	0.02	(0.46)	—	(0.07)	(0.53)	8.22	(0.02)	1,776	0.69	0.46	3.07	20
F	8.71	0.28	(0.24)	0.04	(0.47)	—	(0.07)	(0.54)	8.21	0.22	57	0.61	0.36	3.18	20
For the Year Ended October 31, 2022
A	$10.03	$0.22	$(1.21)	$(0.99)	$(0.25)	$—	$—	$(0.25)	$8.79	(10.07)%	$60,961	0.95%	0.86%	2.29%	52%
C	10.05	0.15	(1.22)	(1.07)	(0.17)	—	—	(0.17)	8.81	(10.76)	6,618	1.71	1.61	1.54	52
I	10.02	0.25	(1.21)	(0.96)	(0.28)	—	—	(0.28)	8.78	(9.79)	9,029	0.66	0.56	2.58	52
R3	10.04	0.20	(1.21)	(1.01)	(0.23)	—	—	(0.23)	8.80	(10.27)	500	1.27	1.08	2.07	52
R4	9.99	0.23	(1.21)	(0.98)	(0.26)	—	—	(0.26)	8.75	(10.03)	144	0.98	0.78	2.37	52
R5	9.99	0.29	(1.24)	(0.95)	(0.29)	—	—	(0.29)	8.75	(9.71)	9	0.67	0.44	2.93	52
R6	10.01	0.27	(1.21)	(0.94)	(0.30)	—	—	(0.30)	8.77	(9.60)	12	0.56	0.35	2.79	52
Y	9.97	0.26	(1.21)	(0.95)	(0.29)	—	—	(0.29)	8.73	(9.73)	1,618	0.65	0.45	2.70	52
F	9.95	0.26	(1.20)	(0.94)	(0.30)	—	—	(0.30)	8.71	(9.66)	56	0.56	0.35	2.76	52
For the Year Ended October 31, 2021
A	$9.01	$0.12	$1.10	$1.22	$(0.20)	$—	$—	$(0.20)	$10.03	13.60%	$76,009	0.86%	0.83%	1.24%	23%
C	9.03	0.04	1.11	1.15	(0.13)	—	—	(0.13)	10.05	12.74	9,060	1.62	1.58	0.45	23
I	8.99	0.15	1.11	1.26	(0.23)	—	—	(0.23)	10.02	14.08	11,235	0.58	0.53	1.53	23
R3	9.01	0.10	1.11	1.21	(0.18)	—	—	(0.18)	10.04	13.46	789	1.19	1.07	0.99	23
R4	8.97	0.12	1.11	1.23	(0.21)	—	—	(0.21)	9.99	13.75	249	0.89	0.77	1.26	23
R5	8.97	0.16	1.10	1.26	(0.24)	—	—	(0.24)	9.99	14.13	731	0.59	0.45	1.61	23
R6	8.99	0.17	1.10	1.27	(0.25)	—	—	(0.25)	10.01	14.21	13	0.47	0.34	1.74	23
Y	8.95	0.16	1.10	1.26	(0.24)	—	—	(0.24)	9.97	14.16	1,951	0.57	0.45	1.61	23
F	8.93	0.17	1.10	1.27	(0.25)	—	—	(0.25)	9.95	14.31	156	0.48	0.35	1.73	23
129

Financial Highlights
	— Selected Per-Share Data(1) —									— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Returns of Capital	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)(4)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)(4)	Ratio of Net Investment Income (Loss) to Average Net Assets(4)	Portfolio Turnover
Hartford AARP Balanced Retirement Fund – (continued)
For the Year Ended October 31, 2020
A	$9.20	$0.15	$(0.15)	$0.00 (5)	$(0.19)	$—	$—	$(0.19)	$9.01	(0.05)%	$70,601	1.01%	0.77%	1.70%	104%(6)
C	9.21	0.09	(0.16)	(0.07)	(0.11)	—	—	(0.11)	9.03	(0.80)	23,512	1.75	1.51	0.99	104 (6)
I	9.20	0.19	(0.18)	0.01	(0.22)	—	—	(0.22)	8.99	0.09	12,661	0.69	0.46	2.07	104 (6)
R3	9.21	0.13	(0.18)	(0.05)	(0.15)	—	—	(0.15)	9.01	(0.54)	785	1.33	1.08	1.39	104 (6)
R4	9.16	0.15	(0.16)	(0.01)	(0.18)	—	—	(0.18)	8.97	(0.09)	386	1.03	0.78	1.66	104 (6)
R5	9.17	0.18	(0.17)	0.01	(0.21)	—	—	(0.21)	8.97	0.10	605	0.73	0.47	2.01	104 (6)
R6	9.19	0.19	(0.16)	0.03	(0.23)	—	—	(0.23)	8.99	0.27	11	0.61	0.37	2.10	104 (6)
Y	9.14	0.18	(0.16)	0.02	(0.21)	—	—	(0.21)	8.95	0.18	2,030	0.71	0.47	2.04	104 (6)
F	9.13	0.20	(0.17)	0.03	(0.23)	—	—	(0.23)	8.93	0.30	206	0.61	0.37	2.23	104 (6)
For the Year Ended October 31, 2019
A	$9.08	$0.27	$0.40	$0.67	$(0.55)	$—	$—	$(0.55)	$9.20	7.95%	$83,998	1.06%	0.71%	3.00%	207%
C	9.08	0.23	0.38	0.61	(0.48)	—	—	(0.48)	9.21	7.14	39,757	1.85	1.45	2.57	207
I	9.07	0.36	0.34	0.70	(0.57)	—	—	(0.57)	9.20	8.16	26,433	0.86	0.61	3.99	207
R3	9.08	0.36	0.35	0.71	(0.58)	—	—	(0.58)	9.21	8.24	1,279	1.31	0.55	4.02	207
R4	9.08	0.38	0.33	0.71	(0.63)	—	—	(0.63)	9.16	8.35	349	1.05	0.54	4.16	207
R5	9.07	0.36	0.34	0.70	(0.60)	—	—	(0.60)	9.17	8.28	806	0.79	0.54	3.93	207
R6(7)	8.93	0.21	0.27	0.48	(0.22)	—	—	(0.22)	9.19	5.42	11	0.75	0.48	3.43	207
Y	9.07	0.38	0.31	0.69	(0.62)	—	—	(0.62)	9.14	8.21	3,746	0.79	0.53	4.17	207
F	9.07	0.26	0.44	0.70	(0.64)	—	—	(0.64)	9.13	8.27	1,889	0.73	0.44	3.02	207
The Hartford Checks and Balances Fund
For the Year Ended October 31, 2023
A	$9.17	$0.15	$0.12	$0.27	$(0.15)	$(0.61)	$—	$(0.76)	$8.68	2.95%	$1,114,721	0.38%	0.38%	1.63%	9%
C	9.11	0.08	0.12	0.20	(0.08)	(0.61)	—	(0.69)	8.62	2.14	54,600	1.16	1.16	0.85	9
I	9.19	0.17	0.12	0.29	(0.17)	(0.61)	—	(0.78)	8.70	3.19	70,625	0.14	0.14	1.84	9
R3	9.13	0.11	0.12	0.23	(0.12)	(0.61)	—	(0.73)	8.63	2.46	8,621	0.76	0.75	1.26	9
R4	9.14	0.14	0.12	0.26	(0.15)	(0.61)	—	(0.76)	8.64	2.79	3,081	0.44	0.44	1.58	9
R5	9.01	0.16	0.12	0.28	(0.17)	(0.61)	—	(0.78)	8.51	3.12	1,225	0.16	0.16	1.85	9
F	9.18	0.19	0.12	0.31	(0.18)	(0.61)	—	(0.79)	8.70	3.41	5,835	0.04	0.04	2.08	9
For the Year Ended October 31, 2022
A	$11.34	$0.13	$(1.60)	$(1.47)	$(0.28)	$(0.42)	$—	$(0.70)	$9.17	(13.73)%	$1,204,237	0.38%	0.37%	1.25%	15%
C	11.26	0.05	(1.58)	(1.53)	(0.20)	(0.42)	—	(0.62)	9.11	(14.35)	73,444	1.15	1.15	0.46	15
I	11.36	0.15	(1.59)	(1.44)	(0.31)	(0.42)	—	(0.73)	9.19	(13.50)	75,930	0.14	0.14	1.48	15
R3	11.28	0.09	(1.57)	(1.48)	(0.25)	(0.42)	—	(0.67)	9.13	(13.94)	9,384	0.75	0.74	0.89	15
R4	11.29	0.12	(1.57)	(1.45)	(0.28)	(0.42)	—	(0.70)	9.14	(13.67)	3,055	0.44	0.44	1.18	15
R5	11.15	0.14	(1.55)	(1.41)	(0.31)	(0.42)	—	(0.73)	9.01	(13.49)	577	0.16	0.16	1.47	15
F	11.35	0.16	(1.59)	(1.43)	(0.32)	(0.42)	—	(0.74)	9.18	(13.42)	1,926	0.04	0.04	1.58	15
For the Year Ended October 31, 2021
A	$9.42	$0.11	$2.25	$2.36	$(0.18)	$(0.26)	$—	$(0.44)	$11.34	25.55%	$1,495,256	0.37%	0.37%	1.05%	8%
C	9.36	0.03	2.23	2.26	(0.10)	(0.26)	—	(0.36)	11.26	24.52	109,278	1.15	1.15	0.30	8
I	9.44	0.14	2.25	2.39	(0.21)	(0.26)	—	(0.47)	11.36	25.80	101,121	0.13	0.13	1.29	8
R3	9.38	0.07	2.23	2.30	(0.14)	(0.26)	—	(0.40)	11.28	24.94	11,046	0.75	0.75	0.68	8
R4	9.39	0.10	2.23	2.33	(0.17)	(0.26)	—	(0.43)	11.29	25.32	3,504	0.45	0.45	0.97	8
R5	9.28	0.13	2.21	2.34	(0.21)	(0.26)	—	(0.47)	11.15	25.69	669	0.15	0.15	1.25	8
F	9.43	0.15	2.25	2.40	(0.22)	(0.26)	—	(0.48)	11.35	25.93	2,533	0.04	0.04	1.39	8
For the Year Ended October 31, 2020
A	$9.64	$0.14	$0.32	$0.46	$(0.22)	$(0.46)	$—	$(0.68)	$9.42	4.98%	$1,258,232	0.39%	0.39%	1.53%	14%
C	9.57	0.07	0.33	0.40	(0.15)	(0.46)	—	(0.61)	9.36	4.27	127,228	1.17	1.17	0.77	14
I	9.66	0.16	0.32	0.48	(0.24)	(0.46)	—	(0.70)	9.44	5.25	64,175	0.13	0.13	1.76	14
R3	9.60	0.11	0.32	0.43	(0.19)	(0.46)	—	(0.65)	9.38	4.62	12,010	0.75	0.75	1.22	14
R4	9.61	0.15	0.31	0.46	(0.22)	(0.46)	—	(0.68)	9.39	4.94	3,093	0.43	0.43	1.65	14
R5	9.50	0.16	0.32	0.48	(0.24)	(0.46)	—	(0.70)	9.28	5.31	369	0.16	0.16	1.71	14
F	9.66	0.16	0.32	0.48	(0.25)	(0.46)	—	(0.71)	9.43	5.23	2,083	0.05	0.05	1.77	14
130

Financial Highlights
	— Selected Per-Share Data(1) —									— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Returns of Capital	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)(4)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)(4)	Ratio of Net Investment Income (Loss) to Average Net Assets(4)	Portfolio Turnover
The Hartford Checks and Balances Fund – (continued)
For the Year Ended October 31, 2019
A	$9.36	$0.15	$1.01	$1.16	$(0.32)	$(0.56)	$—	$(0.88)	$9.64	13.95%	$1,311,955	0.39%	0.39%	1.63%	28%
C	9.29	0.08	1.00	1.08	(0.24)	(0.56)	—	(0.80)	9.57	13.06	166,663	1.16	1.16	0.85	28
I	9.37	0.17	1.03	1.20	(0.35)	(0.56)	—	(0.91)	9.66	14.36	66,574	0.13	0.13	1.89	28
R3	9.32	0.12	1.01	1.13	(0.29)	(0.56)	—	(0.85)	9.60	13.57	15,733	0.75	0.74	1.27	28
R4	9.33	0.15	1.01	1.16	(0.32)	(0.56)	—	(0.88)	9.61	13.92	5,847	0.43	0.43	1.58	28
R5	9.37	0.12	1.04	1.16	(0.47)	(0.56)	—	(1.03)	9.50	13.91	336	0.16	0.16	1.29	28
F	9.37	0.20	1.01	1.21	(0.36)	(0.56)	—	(0.92)	9.66	14.47	6,470	0.04	0.04	2.07	28
The Hartford Conservative Allocation Fund
For the Year Ended October 31, 2023
A	$9.80	$0.23	$0.04	$0.27	$(0.21)	$(0.04)	$—	$(0.25)	$9.82	2.72%	$80,253	0.63%	0.62%	2.25%	19%
C	9.70	0.15	0.05	0.20	(0.13)	(0.04)	—	(0.17)	9.73	2.07	5,145	1.41	1.41	1.46	19
I	9.82	0.25	0.05	0.30	(0.23)	(0.04)	—	(0.27)	9.85	3.08	1,918	0.37	0.37	2.51	19
R3	9.79	0.19	0.05	0.24	(0.18)	(0.04)	—	(0.22)	9.81	2.47	1,206	0.98	0.98	1.86	19
R4	9.79	0.22	0.04	0.26	(0.21)	(0.04)	—	(0.25)	9.80	2.67	518	0.68	0.68	2.17	19
R5	9.83	0.25	0.04	0.29	(0.24)	(0.04)	—	(0.28)	9.84	2.97	1,228	0.38	0.38	2.51	19
F	9.83	0.27	0.04	0.31	(0.24)	(0.04)	—	(0.28)	9.86	3.18	144	0.27	0.27	2.62	19
For the Year Ended October 31, 2022
A	$12.14	$0.22	$(2.01)	$(1.79)	$(0.19)	$(0.36)	$—	$(0.55)	$9.80	(15.43)%	$92,732	0.60%	0.59%	2.01%	50%
C	12.04	0.13	(2.01)	(1.88)	(0.10)	(0.36)	—	(0.46)	9.70	(16.20)	5,756	1.38	1.38	1.21	50
I	12.17	0.24	(2.01)	(1.77)	(0.22)	(0.36)	—	(0.58)	9.82	(15.26)	1,726	0.34	0.34	2.27	50
R3	12.15	0.18	(2.02)	(1.84)	(0.16)	(0.36)	—	(0.52)	9.79	(15.80)	1,554	0.96	0.96	1.68	50
R4	12.15	0.21	(2.01)	(1.80)	(0.20)	(0.36)	—	(0.56)	9.79	(15.55)	532	0.66	0.66	1.92	50
R5	12.19	0.24	(2.01)	(1.77)	(0.23)	(0.36)	—	(0.59)	9.83	(15.24)	1,187	0.36	0.36	2.25	50
F	12.18	0.26	(2.02)	(1.76)	(0.23)	(0.36)	—	(0.59)	9.83	(15.17)	142	0.24	0.24	2.37	50
For the Year Ended October 31, 2021
A	$10.99	$0.11	$1.21	$1.32	$(0.17)	$—	$—	$(0.17)	$12.14	12.13%	$123,369	0.58%	0.58%	0.89%	14%
C	10.90	0.02	1.21	1.23	(0.09)	—	—	(0.09)	12.04	11.29	8,208	1.37	1.37	0.14	14
I	11.01	0.14	1.22	1.36	(0.20)	—	—	(0.20)	12.17	12.48	2,188	0.32	0.32	1.14	14
R3	11.00	0.06	1.23	1.29	(0.14)	—	—	(0.14)	12.15	11.84	2,344	0.95	0.95	0.50	14
R4	11.00	0.10	1.23	1.33	(0.18)	—	—	(0.18)	12.15	12.17	684	0.64	0.64	0.87	14
R5	11.04	0.13	1.24	1.37	(0.22)	—	—	(0.22)	12.19	12.47	1,452	0.35	0.35	1.13	14
F	11.03	0.16	1.21	1.37	(0.22)	—	—	(0.22)	12.18	12.48	169	0.23	0.23	1.31	14
For the Year Ended October 31, 2020
A	$10.83	$0.17	$0.26	$0.43	$(0.27)	$—	$—	$(0.27)	$10.99	4.04%	$110,425	0.59%	0.59%	1.55%	45%
C	10.71	0.09	0.26	0.35	(0.16)	—	—	(0.16)	10.90	3.25	11,131	1.38	1.38	0.83	45
I	10.85	0.18	0.28	0.46	(0.30)	—	—	(0.30)	11.01	4.28	1,862	0.36	0.36	1.66	45
R3	10.83	0.13	0.26	0.39	(0.22)	—	—	(0.22)	11.00	3.61	2,742	0.95	0.94	1.25	45
R4	10.84	0.19	0.23	0.42	(0.26)	—	—	(0.26)	11.00	3.95	1,108	0.65	0.64	1.75	45
R5	10.88	0.21	0.25	0.46	(0.30)	—	—	(0.30)	11.04	4.27	1,477	0.35	0.34	1.91	45
F	10.86	0.20	0.28	0.48	(0.31)	—	—	(0.31)	11.03	4.47	12	0.23	0.23	1.89	45
For the Year Ended October 31, 2019
A	$10.23	$0.31	$0.60	$0.91	$(0.31)	$—	$—	$(0.31)	$10.83	9.28%	$105,569	0.60%	0.59%	3.02%	38%
C	10.05	0.22	0.62	0.84	(0.18)	—	—	(0.18)	10.71	8.41	14,947	1.36	1.36	2.15	38
I	10.25	0.38	0.55	0.93	(0.33)	—	—	(0.33)	10.85	9.49	1,253	0.34	0.34	3.63	38
R3	10.21	0.29	0.59	0.88	(0.26)	—	—	(0.26)	10.83	8.89	3,481	0.95	0.93	2.81	38
R4	10.24	0.32	0.59	0.91	(0.31)	—	—	(0.31)	10.84	9.22	2,094	0.65	0.63	3.06	38
R5	10.28	0.34	0.60	0.94	(0.34)	—	—	(0.34)	10.88	9.56	2,013	0.35	0.33	3.28	38
F	10.26	0.31	0.64	0.95	(0.35)	—	—	(0.35)	10.86	9.62	12	0.24	0.24	2.98	38
131

Financial Highlights
	— Selected Per-Share Data(1) —									— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Returns of Capital	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)(4)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)(4)	Ratio of Net Investment Income (Loss) to Average Net Assets(4)	Portfolio Turnover
The Hartford Growth Allocation Fund
For the Year Ended October 31, 2023
A	$11.99	$0.18	$0.41	$0.59	$(0.24)	$(0.52)	$—	$(0.76)	$11.82	5.04%	$434,170	0.54%	0.54%	1.47%	25%
C	11.90	0.08	0.40	0.48	(0.12)	(0.52)	—	(0.64)	11.74	4.14	15,381	1.37	1.37	0.67	25
I	11.93	0.21	0.40	0.61	(0.27)	(0.52)	—	(0.79)	11.75	5.30	8,516	0.26	0.26	1.76	25
R3	11.65	0.13	0.40	0.53	(0.20)	(0.52)	—	(0.72)	11.46	4.67	5,663	0.87	0.87	1.13	25
R4	11.93	0.18	0.40	0.58	(0.22)	(0.52)	—	(0.74)	11.77	5.05	1,775	0.58	0.58	1.52	25
R5	12.03	0.21	0.40	0.61	(0.27)	(0.52)	—	(0.79)	11.85	5.24	3,936	0.26	0.26	1.74	25
F	11.94	0.22	0.40	0.62	(0.28)	(0.52)	—	(0.80)	11.76	5.40	648	0.16	0.16	1.84	25
For the Year Ended October 31, 2022
A	$15.72	$0.26	$(2.85)	$(2.59)	$(0.30)	$(0.84)	$—	$(1.14)	$11.99	(17.73)%	$450,709	0.53%	0.53%	1.95%	45%
C	15.58	0.15	(2.84)	(2.69)	(0.15)	(0.84)	—	(0.99)	11.90	(18.38)	18,666	1.35	1.35	1.12	45
I	15.63	0.30	(2.83)	(2.53)	(0.33)	(0.84)	—	(1.17)	11.93	(17.44)	8,972	0.25	0.25	2.21	45
R3	15.31	0.21	(2.78)	(2.57)	(0.25)	(0.84)	—	(1.09)	11.65	(18.00)	5,693	0.87	0.87	1.61	45
R4	15.64	0.26	(2.84)	(2.58)	(0.29)	(0.84)	—	(1.13)	11.93	(17.72)	2,087	0.57	0.57	1.92	45
R5	15.75	0.30	(2.85)	(2.55)	(0.33)	(0.84)	—	(1.17)	12.03	(17.42)	3,678	0.27	0.27	2.23	45
F	15.65	0.33	(2.85)	(2.52)	(0.35)	(0.84)	—	(1.19)	11.94	(17.38)	521	0.16	0.16	2.42	45
For the Year Ended October 31, 2021
A	$12.75	$0.11	$3.42	$3.53	$(0.19)	$(0.37)	$—	$(0.56)	$15.72	28.32%	$591,999	0.53%	0.52%	0.76%	14%
C	12.64	(0.00)(5)	3.39	3.39	(0.08)	(0.37)	—	(0.45)	15.58	27.24	29,186	1.33	1.33	0.03	14
I	12.69	0.15	3.39	3.54	(0.23)	(0.37)	—	(0.60)	15.63	28.57	11,997	0.29	0.29	0.99	14
R3	12.44	0.06	3.33	3.39	(0.15)	(0.37)	—	(0.52)	15.31	27.85	6,848	0.87	0.87	0.42	14
R4	12.69	0.10	3.40	3.50	(0.18)	(0.37)	—	(0.55)	15.64	28.17	3,069	0.57	0.57	0.71	14
R5	12.78	0.16	3.41	3.57	(0.23)	(0.37)	—	(0.60)	15.75	28.58	4,796	0.26	0.26	1.05	14
F	12.70	0.15	3.41	3.56	(0.24)	(0.37)	—	(0.61)	15.65	28.74	828	0.15	0.15	1.02	14
For the Year Ended October 31, 2020
A	$12.81	$0.15	$0.35	$0.50	$(0.19)	$(0.37)	$—	$(0.56)	$12.75	3.90%	$491,747	0.56%	0.56%	1.21%	19%
C	12.69	0.06	0.34	0.40	(0.08)	(0.37)	—	(0.45)	12.64	3.10	37,446	1.35	1.35	0.47	19
I	12.75	0.19	0.35	0.54	(0.23)	(0.37)	—	(0.60)	12.69	4.23	9,024	0.25	0.25	1.56	19
R3	12.48	0.12	0.34	0.46	(0.13)	(0.37)	—	(0.50)	12.44	3.64	5,649	0.87	0.87	0.96	19
R4	12.74	0.20	0.30	0.50	(0.18)	(0.37)	—	(0.55)	12.69	3.92	2,563	0.55	0.55	1.62	19
R5	12.83	0.19	0.36	0.55	(0.23)	(0.37)	—	(0.60)	12.78	4.26	5,067	0.27	0.27	1.51	19
F	12.76	0.19	0.36	0.55	(0.24)	(0.37)	—	(0.61)	12.70	4.31	334	0.16	0.16	1.53	19
For the Year Ended October 31, 2019
A	$12.07	$0.23	$0.94	$1.17	$(0.29)	$(0.14)	$—	$(0.43)	$12.81	10.25%	$522,271	0.55%	0.54%	1.90%	25%
C	11.83	0.15	0.92	1.07	(0.07)	(0.14)	—	(0.21)	12.69	9.33	50,463	1.33	1.32	1.22	25
I	12.02	0.26	0.93	1.19	(0.32)	(0.14)	—	(0.46)	12.75	10.54	11,245	0.24	0.24	2.16	25
R3	11.77	0.21	0.88	1.09	(0.24)	(0.14)	—	(0.38)	12.48	9.81	6,921	0.86	0.86	1.74	25
R4	12.00	0.24	0.91	1.15	(0.27)	(0.14)	—	(0.41)	12.74	10.15	5,657	0.57	0.57	2.01	25
R5	12.10	0.27	0.92	1.19	(0.32)	(0.14)	—	(0.46)	12.83	10.44	5,692	0.25	0.25	2.22	25
F	12.03	0.22	0.98	1.20	(0.33)	(0.14)	—	(0.47)	12.76	10.65	252	0.15	0.15	1.77	25
Hartford Moderate Allocation Fund
For the Year Ended October 31, 2023
A	$10.81	$0.21	$0.23	$0.44	$(0.22)	$(0.30)	$—	$(0.52)	$10.73	4.13%	$252,142	0.54%	0.54%	1.87%	22%
C	10.71	0.12	0.23	0.35	(0.11)	(0.30)	—	(0.41)	10.65	3.31	8,075	1.36	1.35	1.06	22
I	10.87	0.24	0.23	0.47	(0.25)	(0.30)	—	(0.55)	10.79	4.41	7,218	0.27	0.27	2.13	22
R3	10.61	0.17	0.22	0.39	(0.17)	(0.30)	—	(0.47)	10.53	3.78	9,159	0.88	0.88	1.54	22
R4	10.83	0.21	0.22	0.43	(0.21)	(0.30)	—	(0.51)	10.75	4.03	2,435	0.58	0.58	1.85	22
R5	10.87	0.24	0.24	0.48	(0.25)	(0.30)	—	(0.55)	10.80	4.49	7,032	0.28	0.28	2.14	22
F	10.87	0.25	0.23	0.48	(0.26)	(0.30)	—	(0.56)	10.79	4.52	474	0.18	0.18	2.23	22
132

Financial Highlights
	— Selected Per-Share Data(1) —									— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Returns of Capital	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)(4)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)(4)	Ratio of Net Investment Income (Loss) to Average Net Assets(4)	Portfolio Turnover
Hartford Moderate Allocation Fund – (continued)
For the Year Ended October 31, 2022
A	$13.86	$0.24	$(2.43)	$(2.19)	$(0.24)	$(0.62)	$—	$(0.86)	$10.81	(16.82)%	$275,568	0.53%	0.53%	1.97%	50%
C	13.69	0.14	(2.41)	(2.27)	(0.09)	(0.62)	—	(0.71)	10.71	(17.50)	9,847	1.34	1.34	1.13	50
I	13.93	0.28	(2.44)	(2.16)	(0.28)	(0.62)	—	(0.90)	10.87	(16.59)	8,541	0.26	0.26	2.28	50
R3	13.63	0.19	(2.39)	(2.20)	(0.20)	(0.62)	—	(0.82)	10.61	(17.15)	12,335	0.88	0.88	1.61	50
R4	13.89	0.23	(2.43)	(2.20)	(0.24)	(0.62)	—	(0.86)	10.83	(16.90)	2,582	0.59	0.59	1.89	50
R5	13.94	0.26	(2.43)	(2.17)	(0.28)	(0.62)	—	(0.90)	10.87	(16.65)	6,667	0.28	0.28	2.17	50
F	13.94	0.28	(2.44)	(2.16)	(0.29)	(0.62)	—	(0.91)	10.87	(16.58)	486	0.17	0.17	2.35	50
For the Year Ended October 31, 2021
A	$11.91	$0.11	$2.32	$2.43	$(0.19)	$(0.29)	$—	$(0.48)	$13.86	20.72%	$365,226	0.52%	0.52%	0.85%	14%
C	11.77	0.02	2.27	2.29	(0.08)	(0.29)	—	(0.37)	13.69	19.70	16,605	1.31	1.31	0.14	14
I	11.97	0.15	2.32	2.47	(0.22)	(0.29)	—	(0.51)	13.93	21.01	11,018	0.26	0.26	1.12	14
R3	11.72	0.06	2.28	2.34	(0.14)	(0.29)	—	(0.43)	13.63	20.27	15,765	0.87	0.87	0.48	14
R4	11.94	0.11	2.31	2.42	(0.18)	(0.29)	—	(0.47)	13.89	20.63	3,307	0.58	0.58	0.80	14
R5	11.98	0.14	2.33	2.47	(0.22)	(0.29)	—	(0.51)	13.94	20.97	7,685	0.27	0.27	1.07	14
F	11.98	0.16	2.32	2.48	(0.23)	(0.29)	—	(0.52)	13.94	21.09	555	0.17	0.17	1.20	14
For the Year Ended October 31, 2020
A	$11.87	$0.16	$0.30	$0.46	$(0.24)	$(0.18)	$—	$(0.42)	$11.91	3.87%	$314,358	0.54%	0.54%	1.41%	27%
C	11.72	0.08	0.28	0.36	(0.13)	(0.18)	—	(0.31)	11.77	3.08	26,485	1.33	1.33	0.69	27
I	11.93	0.20	0.29	0.49	(0.27)	(0.18)	—	(0.45)	11.97	4.15	9,115	0.25	0.25	1.70	27
R3	11.67	0.12	0.30	0.42	(0.19)	(0.18)	—	(0.37)	11.72	3.58	13,491	0.87	0.87	1.08	27
R4	11.86	0.16	0.30	0.46	(0.20)	(0.18)	—	(0.38)	11.94	3.90	3,503	0.53	0.53	1.38	27
R5	11.94	0.20	0.29	0.49	(0.27)	(0.18)	—	(0.45)	11.98	4.14	5,520	0.28	0.28	1.74	27
F	11.93	0.20	0.31	0.51	(0.28)	(0.18)	—	(0.46)	11.98	4.32	347	0.17	0.17	1.75	27
For the Year Ended October 31, 2019
A	$11.80	$0.28	$0.74	$1.02	$(0.31)	$(0.64)	$—	$(0.95)	$11.87	9.72%	$328,639	0.54%	0.53%	2.46%	25%
C	11.54	0.20	0.74	0.94	(0.12)	(0.64)	—	(0.76)	11.72	8.96	35,454	1.31	1.30	1.79	25
I	11.85	0.33	0.73	1.06	(0.34)	(0.64)	—	(0.98)	11.93	10.08	9,817	0.25	0.25	2.85	25
R3	11.60	0.25	0.72	0.97	(0.26)	(0.64)	—	(0.90)	11.67	9.38	14,880	0.87	0.87	2.19	25
R4	11.79	0.31	0.70	1.01	(0.30)	(0.64)	—	(0.94)	11.86	9.65	3,325	0.58	0.58	2.73	25
R5	11.85	0.30	0.76	1.06	(0.33)	(0.64)	—	(0.97)	11.94	10.11	5,788	0.26	0.26	2.63	25
F	11.86	0.21	0.85	1.06	(0.35)	(0.64)	—	(0.99)	11.93	10.08	252	0.17	0.17	1.81	25
Hartford Multi-Asset Income Fund
For the Year Ended October 31, 2023
A	$17.38	$0.72	$0.16	$0.88	$(0.91)	$—	$(0.03)	$(0.94)	$17.32	5.05%	$449,939	1.04%	1.04%	4.00%	65%(8)
C	17.46	0.59	0.17	0.76	(0.77)	—	(0.02)	(0.79)	17.43	4.30	24,323	1.78	1.78	3.23	65 (8)
I	17.34	0.77	0.16	0.93	(0.97)	—	(0.03)	(1.00)	17.27	5.36	50,602	0.74	0.74	4.28	65 (8)
R3	17.68	0.68	0.16	0.84	(0.85)	—	(0.03)	(0.88)	17.64	4.71	629	1.37	1.33	3.71	65 (8)
R4	17.71	0.73	0.16	0.89	(0.90)	—	(0.03)	(0.93)	17.67	5.01	491	1.07	1.07	3.97	65 (8)
R5	17.70	0.78	0.17	0.95	(0.97)	—	(0.03)	(1.00)	17.65	5.32	83	0.77	0.77	4.27	65 (8)
R6	17.70	0.80	0.17	0.97	(0.99)	—	(0.03)	(1.02)	17.65	5.46	296	0.65	0.65	4.37	65 (8)
Y	17.72	0.79	0.15	0.94	(0.97)	—	(0.03)	(1.00)	17.66	5.28	3,929	0.76	0.76	4.28	65 (8)
F	17.33	0.79	0.15	0.94	(0.99)	—	(0.03)	(1.02)	17.25	5.41	55,821	0.65	0.65	4.38	65 (8)
For the Year Ended October 31, 2022
A	$21.77	$0.55	$(3.44)	$(2.89)	$(0.60)	$(0.90)	$—	$(1.50)	$17.38	(14.00)%	$477,899	1.02%	1.02%	2.87%	59%(8)
C	21.85	0.41	(3.46)	(3.05)	(0.44)	(0.90)	—	(1.34)	17.46	(14.67)	35,188	1.75	1.75	2.10	59 (8)
I	21.74	0.61	(3.45)	(2.84)	(0.66)	(0.90)	—	(1.56)	17.34	(13.79)	63,158	0.72	0.72	3.13	59 (8)
R3	22.11	0.50	(3.50)	(3.00)	(0.53)	(0.90)	—	(1.43)	17.68	(14.27)	571	1.35	1.33	2.53	59 (8)
R4	22.16	0.55	(3.51)	(2.96)	(0.59)	(0.90)	—	(1.49)	17.71	(14.08)	702	1.05	1.05	2.82	59 (8)
R5	22.15	0.62	(3.51)	(2.89)	(0.66)	(0.90)	—	(1.56)	17.70	(13.79)	83	0.75	0.75	3.13	59 (8)
R6	22.15	0.64	(3.51)	(2.87)	(0.68)	(0.90)	—	(1.58)	17.70	(13.68)	310	0.64	0.64	3.27	59 (8)
Y	22.17	0.60	(3.49)	(2.89)	(0.66)	(0.90)	—	(1.56)	17.72	(13.78)	4,179	0.74	0.74	3.05	59 (8)
F	21.72	0.63	(3.44)	(2.81)	(0.68)	(0.90)	—	(1.58)	17.33	(13.67)	64,831	0.64	0.64	3.25	59 (8)
133

Financial Highlights
	— Selected Per-Share Data(1) —									— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Returns of Capital	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)(4)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)(4)	Ratio of Net Investment Income (Loss) to Average Net Assets(4)	Portfolio Turnover
Hartford Multi-Asset Income Fund – (continued)
For the Year Ended October 31, 2021
A	$19.61	$0.58	$2.15	$2.73	$(0.57)	$—	$—	$(0.57)	$21.77	14.01%	$622,085	1.01%	1.00%	2.69%	63%(8)
C	19.65	0.41	2.18	2.59	(0.39)	—	—	(0.39)	21.85	13.23	59,640	1.73	1.73	1.93	63 (8)
I	19.58	0.64	2.16	2.80	(0.64)	—	—	(0.64)	21.74	14.41	99,967	0.70	0.70	2.99	63 (8)
R3	19.89	0.52	2.20	2.72	(0.50)	—	—	(0.50)	22.11	13.75	1,044	1.34	1.26	2.39	63 (8)
R4	19.95	0.59	2.19	2.78	(0.57)	—	—	(0.57)	22.16	13.99	971	1.04	1.04	2.69	63 (8)
R5	19.94	0.64	2.20	2.84	(0.63)	—	—	(0.63)	22.15	14.35	154	0.74	0.74	2.95	63 (8)
R6	19.95	0.67	2.19	2.86	(0.66)	—	—	(0.66)	22.15	14.44	342	0.63	0.63	3.07	63 (8)
Y	19.96	0.64	2.21	2.85	(0.64)	—	—	(0.64)	22.17	14.35	7,238	0.73	0.73	2.95	63 (8)
F	19.57	0.65	2.16	2.81	(0.66)	—	—	(0.66)	21.72	14.47	84,040	0.63	0.63	3.06	63 (8)
For the Year Ended October 31, 2020
A	$23.33	$0.67	$(0.66)	$0.01	$(0.74)	$(2.99)	$—	$(3.73)	$19.61	(0.04)%	$589,745	1.03%	1.03%	3.35%	86%(8)
C	23.36	0.53	(0.67)	(0.14)	(0.58)	(2.99)	—	(3.57)	19.65	(0.83)	77,719	1.75	1.75	2.63	86 (8)
I	23.32	0.74	(0.67)	0.07	(0.82)	(2.99)	—	(3.81)	19.58	0.19	98,762	0.70	0.70	3.67	86 (8)
R3	23.61	4.32	(4.37)	(0.05)	(0.68)	(2.99)	—	(3.67)	19.89	(0.36)	1,203	1.35	1.27	3.13	86 (8)
R4	23.67	0.38	(0.38)	0.00 (5)	(0.73)	(2.99)	—	(3.72)	19.95	(0.13)	527	1.05	1.05	3.37	86 (8)
R5	23.67	0.26	(0.20)	0.06	(0.80)	(2.99)	—	(3.79)	19.94	0.18	141	0.75	0.75	3.66	86 (8)
R6	23.68	0.59	(0.50)	0.09	(0.83)	(2.99)	—	(3.82)	19.95	0.33	306	0.64	0.64	3.70	86 (8)
Y	23.69	0.75	(0.67)	0.08	(0.82)	(2.99)	—	(3.81)	19.96	0.23	10,812	0.74	0.70	3.66	86 (8)
F	23.31	0.75	(0.67)	0.08	(0.83)	(2.99)	—	(3.82)	19.57	0.26	83,111	0.64	0.64	3.74	86 (8)
For the Year Ended October 31, 2019
A	$23.62	$0.65	$1.23	$1.88	$(0.77)	$(1.40)	$—	$(2.17)	$23.33	8.81%	$666,684	1.02%	1.01%	2.85%	83%
C	23.61	0.48	1.24	1.72	(0.57)	(1.40)	—	(1.97)	23.36	8.08	106,874	1.73	1.73	2.11	83
I	23.61	0.75	1.21	1.96	(0.85)	(1.40)	—	(2.25)	23.32	9.21	104,284	0.69	0.69	3.27	83
R3	23.86	0.59	1.25	1.84	(0.69)	(1.40)	—	(2.09)	23.61	8.56	1,843	1.35	1.29	2.56	83
R4	23.91	0.59	1.32	1.91	(0.75)	(1.40)	—	(2.15)	23.67	8.84	1,301	1.04	1.04	2.55	83
R5	23.94	0.80	1.17	1.97	(0.84)	(1.40)	—	(2.24)	23.67	9.13	349	0.74	0.74	3.42	83
R6	23.95	0.70	1.30	2.00	(0.87)	(1.40)	—	(2.27)	23.68	9.24	131	0.63	0.63	3.02	83
Y	23.95	0.74	1.25	1.99	(0.85)	(1.40)	—	(2.25)	23.69	9.21	13,185	0.70	0.68	3.19	83
F	23.61	0.74	1.22	1.96	(0.86)	(1.40)	—	(2.26)	23.31	9.29	97,529	0.62	0.62	3.23	83
Hartford Real Asset Fund (Consolidated)
For the Year Ended October 31, 2023
A	$8.38	$0.27	$0.28	$0.55	$(0.40)	$—	$—	$(0.40)	$8.53	6.65%	$26,304	1.50%	1.25%	3.06%	171%
C	8.18	0.19	0.28	0.47	(0.39)	—	—	(0.39)	8.26	5.83	1,759	2.25	2.00	2.31	171
I	8.38	0.28	0.29	0.57	(0.40)	—	—	(0.40)	8.55	6.93	25,030	1.22	1.00	3.26	171
R3	8.43	0.25	0.29	0.54	(0.40)	—	—	(0.40)	8.57	6.45	144	1.83	1.50	2.88	171
R4	8.42	0.27	0.28	0.55	(0.40)	—	—	(0.40)	8.57	6.62	23	1.53	1.20	3.14	171
R5	8.31	0.29	0.28	0.57	(0.40)	—	—	(0.40)	8.48	6.99	304	1.23	0.95	3.42	171
R6	8.37	0.30	0.28	0.58	(0.40)	—	—	(0.40)	8.55	7.07	18	1.12	0.90	3.49	171
Y	8.37	0.29	0.29	0.58	(0.40)	—	—	(0.40)	8.55	7.07	42,085	1.21	0.90	3.38	171
F	8.38	0.29	0.28	0.57	(0.40)	—	—	(0.40)	8.55	6.94	24,451	1.12	0.90	3.34	171
For the Year Ended October 31, 2022
A	$10.41	$0.29	$(0.64)	$(0.35)	$(1.26)	$(0.42)	$—	$(1.68)	$8.38	(4.05)%	$30,352	1.48%	1.25%	3.21%	206%
C	10.20	0.22	(0.64)	(0.42)	(1.18)	(0.42)	—	(1.60)	8.18	(4.84)	2,180	2.27	2.00	2.61	206
I	10.42	0.32	(0.66)	(0.34)	(1.28)	(0.42)	—	(1.70)	8.38	(3.89)	50,840	1.19	1.00	3.57	206
R3	10.47	0.26	(0.65)	(0.39)	(1.23)	(0.42)	—	(1.65)	8.43	(4.40)	109	1.81	1.50	2.81	206
R4	10.46	0.30	(0.66)	(0.36)	(1.26)	(0.42)	—	(1.68)	8.42	(4.08)	21	1.51	1.20	3.34	206
R5	10.35	0.30	(0.63)	(0.33)	(1.29)	(0.42)	—	(1.71)	8.31	(3.86)	270	1.21	0.95	3.36	206
R6(9)	9.11	0.23	(0.97)(10)	(0.74)	—	—	—	—	8.37	(8.13)(11)	9	1.08 (12)	0.90 (12)	3.97 (12)	206
Y	10.41	0.32	(0.65)	(0.33)	(1.29)	(0.42)	—	(1.71)	8.37	(3.79)	46,879	1.20	0.90	3.55	206
F	10.42	0.33	(0.66)	(0.33)	(1.29)	(0.42)	—	(1.71)	8.38	(3.78)	21,693	1.09	0.90	3.74	206
134

Financial Highlights
	— Selected Per-Share Data(1) —									— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Returns of Capital	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)(4)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)(4)	Ratio of Net Investment Income (Loss) to Average Net Assets(4)	Portfolio Turnover
Hartford Real Asset Fund (Consolidated) – (continued)
For the Year Ended October 31, 2021
A	$7.76	$0.20	$2.69	$2.89	$(0.24)	$—	$—	$(0.24)	$10.41	37.82%	$18,783	1.54%	1.25%	2.11%	202%(13)
C	7.60	0.09	2.68	2.77	(0.17)	—	—	(0.17)	10.20	36.89	659	2.36	2.00	1.01	202 (13)
I	7.76	0.22	2.70	2.92	(0.26)	—	—	(0.26)	10.42	38.30	17,266	1.20	0.99	2.31	202 (13)
R3	7.80	0.17	2.71	2.88	(0.21)	—	—	(0.21)	10.47	37.54	120	1.83	1.50	1.83	202 (13)
R4	7.79	0.19	2.72	2.91	(0.24)	—	—	(0.24)	10.46	38.00	13	1.53	1.20	2.03	202 (13)
R5	7.71	0.23	2.67	2.90	(0.26)	—	—	(0.26)	10.35	38.36	310	1.23	0.95	2.41	202 (13)
Y	7.76	0.23	2.69	2.92	(0.27)	—	—	(0.27)	10.41	38.31	60,539	1.20	0.90	2.45	202 (13)
F	7.76	0.20	2.73	2.93	(0.27)	—	—	(0.27)	10.42	38.45	2,226	1.11	0.90	2.20	202 (13)
For the Year Ended October 31, 2020
A	$8.84	$0.13	$(0.97)	$(0.84)	$(0.24)	$—	$—	$(0.24)	$7.76	(9.85)%	$11,732	1.54%	1.25%	1.58%	316%(13)
C	8.64	0.07	(0.95)	(0.88)	(0.16)	—	—	(0.16)	7.60	(10.44)	1,732	2.32	2.00	0.84	316 (13)
I	8.83	0.16	(0.96)	(0.80)	(0.27)	—	—	(0.27)	7.76	(9.50)	13,318	1.15	0.98	1.92	316 (13)
R3	8.88	0.11	(0.97)	(0.86)	(0.22)	—	—	(0.22)	7.80	(10.03)	82	1.79	1.50	1.31	316 (13)
R4	8.86	0.14	(0.98)	(0.84)	(0.23)	—	—	(0.23)	7.79	(9.82)	22	1.48	1.20	1.70	316 (13)
R5	8.78	0.14	(0.95)	(0.81)	(0.26)	—	—	(0.26)	7.71	(9.59)	115	1.19	0.95	1.85	316 (13)
Y	8.84	0.16	(0.96)	(0.80)	(0.28)	—	—	(0.28)	7.76	(9.48)	46,915	1.14	0.90	1.95	316 (13)
F	8.83	0.16	(0.95)	(0.79)	(0.28)	—	—	(0.28)	7.76	(9.43)	72,321	1.07	0.90	1.99	316 (13)
For the Year Ended October 31, 2019
A	$9.00	$0.20	$(0.19)	$0.01	$(0.17)	$—	$—	$(0.17)	$8.84	0.27%	$14,360	1.51%	1.25%	2.32%	201%
C	8.78	0.13	(0.18)	(0.05)	(0.09)	—	—	(0.09)	8.64	(0.49)	3,038	2.29	2.00	1.53	201
I	9.00	0.23	(0.20)	0.03	(0.20)	—	—	(0.20)	8.83	0.47	38,226	1.16	0.99	2.63	201
R3	9.04	0.18	(0.19)	(0.01)	(0.15)	—	—	(0.15)	8.88	0.02	70	1.80	1.50	2.01	201
R4	9.02	0.20	(0.19)	0.01	(0.17)	—	—	(0.17)	8.86	0.27	59	1.49	1.20	2.29	201
R5	9.01	0.23	(0.20)	0.03	(0.26)	—	—	(0.26)	8.78	0.54	39	1.19	0.95	2.59	201
Y	9.00	0.24	(0.19)	0.05	(0.21)	—	—	(0.21)	8.84	0.67	96,453	1.14	0.90	2.68	201
F	9.00	0.24	(0.20)	0.04	(0.21)	—	—	(0.21)	8.83	0.55	110,993	1.08	0.90	2.67	201

FINANCIAL HIGHLIGHTS FOOTNOTES
(1)
Information presented relates to a share outstanding throughout the indicated period. Net investment income (loss) per share amounts are calculated based on average shares outstand-
ing unless otherwise noted.

(2)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(3)	Adjustments include waivers and reimbursements, if applicable. Ratios do not include fees paid indirectly.
(4)	Ratios do not include expenses of the Underlying Funds and/or other investment companies, if applicable.
(5)	Per share amount is less than $0.005.
(6)	Portfolio turnover excludes TBA roll transactions. Had TBA roll transactions been included, the portfolio turnover rate would have been 204%.
(7)	Commenced operations on February 28, 2019.
(8)
Portfolio turnover excludes TBA roll transactions. Had TBA roll transactions been included, the portfolio turnover rate would have been 70%, 62%, 63% and 91% for the fiscal years ended October 31, 2023, October 31, 2022, October 31, 2021 and October 31, 2020, respectively.

(9)	Commenced operations on February 28, 2022.
(10)
Per share amount was not in accord with the net realized and unrealized gain (loss) for the period because of the timing of transactions in shares of the Fund and the amount and tim-
ing of per-share net realized and unrealized gain (loss) on such shares.

(11)	Not annualized.
(12)	Annualized.
(13)
Portfolio turnover excludes TBA roll transactions. Had TBA roll transactions been included, the portfolio turnover rate would have been 202% and 319% for the fiscal years ended
October 31, 2021 and October 31, 2020, respectively.

135

For More Information
Two documents are available that offer further information on the Funds:
Annual/Semi-Annual Report To Shareholders
Additional information about each Fund’s investments is available in the annual and semi-annual reports and in Form N-CSR. In each Fund’s annual report you will also find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year (or the period as the case may be), as well as the independent registered public accounting firm’s report. The SEC adopted rule and form amendments that will change the format and content of each Fund’s annual and semi-annual reports. Certain information, including the financial statements, will not appear in each Fund’s new tailored shareholder reports but will be available online, delivered free of charge upon request, and filed with the SEC on a semi-annual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024.
Statement of Additional Information (SAI)
The SAI contains more detailed information on the Funds. A current SAI and annual report have been filed with the SEC and the SAI is incorporated by reference into (which means it is legally a part of) this prospectus.
The Funds make available this prospectus, the SAI and annual/semi-annual reports free of charge, on the Funds’ website at hartfordfunds.com.
To request a free copy of the current annual/semi-annual report for the Funds and/or the SAI or for shareholder inquiries or other information about the Funds, please contact the Funds at:
By Mail:
Hartford Funds	(For overnight mail)
P.O. Box 219060	Hartford Funds
Kansas City, MO 64121-9060	430 W 7th Street, Suite 219060
Kansas City, MO 64105-1407
By Phone:
1-888-843-7824
On The Internet:
hartfordfunds.com
Or you may view or obtain these documents from the SEC on the Internet or by E-Mail:
Internet: (on the EDGAR Database on the SEC’s internet website) www.sec.gov
E-Mail: publicinfo@sec.gov
Requests which are made by e-mail require the payment of a duplicating fee to the SEC in order to obtain a document.
Investment Company Act SEC File Number
The Hartford Mutual Funds, Inc. 811-07589
MFPRO-MS24
March 1, 2024

Appendix A
Intermediary-Specific Sales Charge Waivers and Discounts
The availability of certain initial and contingent deferred sales charge waivers and discounts may depend on the particular financial intermediary or type of account through which you purchase or hold Fund shares. Financial intermediaries may have different policies and procedures regarding the availability of these waivers and discounts. For waivers or discounts not available through a particular intermediary, investors will have to purchase shares directly from the Funds or through another intermediary to receive such waivers or discounts to the extent such a waiver or discount is available. These waivers or discounts, which may vary from those disclosed elsewhere in the statutory prospectus or SAI, are subject to change and this Appendix will be updated based on information provided by the financial intermediaries. Neither the Funds, Hartford Funds Management Company, LLC, nor Hartford Funds Distributors, LLC supervises the implementation of these waivers or discounts or verifies the intermediaries’ administration of these waivers or discounts. In all instances, it is the purchaser’s responsibility to notify the financial intermediary at the time of purchase of any facts that may qualify the purchaser for sales charge waivers or discounts. Please contact your financial intermediary for more information.
Ameriprise Financial
Class A Shares Front-End Sales Charge Waivers Available at Ameriprise Financial:
The following information applies to Class A shares purchases if you have an account with or otherwise purchase Fund shares through Ameriprise Financial:
Shareholders purchasing fund shares through an Ameriprise Financial account are eligible for the following front-end sales charge waivers, which may differ from those disclosed elsewhere in this fund’s prospectus or SAI:
•
Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.
•
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same Fund (but not any other fund within the same fund family).
•
Shares exchanged from Class C shares of the same fund in the month of or following the 7-year anniversary of the purchase date. To the extent that this prospectus elsewhere provides for a waiver with respect to exchanges of Class C shares or conversion of Class C shares following a shorter holding period, that waiver will apply.
•
Employees and registered representatives of Ameriprise Financial or its affiliates and their immediate family members.
•
Shares purchased by or through qualified accounts (including IRAs, Coverdell Education Savings Accounts, 401(k)s, 403(b) TSCAs subject to ERISA and defined benefit plans) that are held by a covered family member, defined as an Ameriprise financial advisor and/or the advisor’s spouse, advisor’s lineal ascendant (mother, father, grandmother, grandfather, great grandmother, great grandfather), advisor’s lineal descendant (son, step-son, daughter, step-daughter, grandson, granddaughter, great grandson, great granddaughter) or any spouse of a covered family member who is a lineal descendant.
•
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e. Rights of Reinstatement).
A-1

D.A. Davidson & Co. (“D.A. Davidson”)
Effective March 30, 2022, shareholders purchasing Fund shares including existing Fund shareholders through a D.A. Davidson platform or account, or through an introducing broker-dealer or independent registered investment advisor for which D.A. Davidson provides trade execution, clearance, and/or custody services, will be eligible for the following sales charge waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Prospectus or the Funds’ SAI. Shareholders should contact D.A. Davidson to determine their eligibility for these waivers and discounts.
Front-End Sales Charge Waivers on Class A Shares available at D.A. Davidson
•
Shares purchased within the same fund family through a systematic reinvestment of capital gains and dividend distributions.
•
Employees and registered representatives of D.A. Davidson or its affiliates and their family members as designated by D.A. Davidson.
•
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales charge (known as Rights of Reinstatement).
•
A shareholder in the Fund’s Class C Shares will have their shares converted at net asset value to Class A Shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is consistent with D.A. Davidson’s policies and procedures.
CDSC Waivers on Class A and Class C Shares available at D.A. Davidson
•
Death or disability of the shareholder.
•
Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus.
•
Return of excess contributions from an IRA account.
•
Shares sold as part of a required minimum distribution for IRA or other qualifying retirement accounts pursuant to the Internal Revenue Code.
•
Shares acquired through a right of reinstatement.
Front-end sales charge discounts available at D.A. Davidson: breakpoints, rights of accumulation and/or letters of intent
•
Breakpoints as described in this prospectus.
•
Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at D.A. Davidson. Eligible fund family assets not held at D.A. Davidson may be included in the calculation of rights of accumulation only if the shareholder notifies his or her financial advisor about such assets.
•
Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at D.A. Davidson may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.
A-2

Edward D. Jones & Co., L.P. (“Edward Jones”)
Policies Regarding Transactions Through Edward Jones
The following information has been provided by Edward Jones:
Effective on or after January 1, 2024, the following information supersedes prior information with respect to transactions and positions held in fund shares through an Edward Jones system. Clients of Edward Jones (also referred to as “shareholders”) purchasing fund shares on the Edward Jones commission and fee-based platforms are eligible only for the following sales charge discounts (also referred to as “breakpoints”) and waivers, which can differ from discounts and waivers described elsewhere in the mutual fund prospectus or statement of additional information (“SAI”) or through another broker-dealer. In all instances, it is the shareholder’s responsibility to inform Edward Jones at the time of purchase of any relationship, holdings of the Hartford mutual fund family and the Hartford SMART529 plan, or other facts qualifying the purchaser for discounts or waivers. Edward Jones can ask for documentation of such circumstance. Shareholders should contact Edward Jones if they have questions regarding their eligibility for these discounts and waivers.
Breakpoints
•
Breakpoint pricing, otherwise known as volume pricing, at dollar thresholds as described in the prospectus.
Rights of Accumulation (“ROA”)
•
The applicable sales charge on a purchase of Class A shares is determined by taking into account all share classes (except any assets held in group retirement plans) of the Hartford mutual fund family and the Hartford SMART529 plan held by the shareholder or in an account grouped by Edward Jones with other accounts for the purpose of providing certain pricing considerations (“pricing groups”). If grouping assets as a shareholder, this includes all share classes held on the Edward Jones platform and/or held on another platform. The inclusion of eligible fund family assets in the ROA calculation is dependent on the shareholder notifying Edward Jones of such assets at the time of calculation. Money market funds are included only if such shares were sold with a sales charge at the time of purchase or acquired in exchange for shares purchased with a sales charge.
•
The employer maintaining a SEP IRA plan and/or SIMPLE IRA plan may elect to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping as opposed to including all share classes at a shareholder or pricing group level.
•
ROA is determined by calculating the higher of cost minus redemptions or market value (current shares x NAV).
Letter of Intent (“LOI”)
•
Through a LOI, shareholders can receive the sales charge and breakpoint discounts for purchases shareholders intend to make over a 13-month period from the date Edward Jones receives the LOI. The LOI is determined by calculating the higher of cost or market value of qualifying holdings at LOI initiation in combination with the value that the shareholder intends to buy over a 13-month period to calculate the front-end sales charge and any breakpoint discounts. Each purchase the shareholder makes during that 13-month period will receive the sales charge and breakpoint discount that applies to the total amount. The inclusion of eligible fund family assets in the LOI calculation is dependent on the shareholder notifying Edward Jones of such assets at the time of calculation. Purchases made before the LOI is received by Edward Jones are not adjusted under the LOI and will not reduce the sales charge previously paid. Sales charges will be adjusted if the LOI is not met.
•
If the employer maintaining a SEP IRA plan and/or SIMPLE IRA plan has elected to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping, LOIs for such SEP IRA plan and/or SIMPLE IRA plan will also be at the plan-level and may only be established by the employer.
Sales Charge Waivers
Sales charges are waived for the following shareholders and in the following situations:
•
Associates of Edward Jones and its affiliates and other accounts in the same pricing group (as determined by Edward Jones under its policies and procedures) as the associate. This waiver will continue for the remainder of the associate’s life if the associate retires from Edward Jones in good-standing and remains in good standing pursuant to Edward Jones’ policies and procedures.
•
Shares purchased in an Edward Jones fee-based program.
•
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment.
A-3

•
Shares purchased from the proceeds of redeemed shares of the same fund family so long as the following conditions are met: the proceeds are from the sale of shares within 60 days of the purchase, the sale and purchase are made from a share class that charges a front load and one of the following:
•
The redemption and repurchase occur in the same account.
•
The redemption proceeds are used to process an: IRA contribution, excess contributions, conversion, recharacterizing of contributions, or distribution, and the repurchase is done in an account within the same Edward Jones grouping for ROA.
•
Shares exchanged into Class A shares from another share class eligible to be exchanged pursuant to the prospectus so long as the exchange is into the same fund and was initiated at the discretion of Edward Jones. Edward Jones is responsible for any remaining CDSC due to the fund company, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in the prospectus.
•
Exchanges from Class C shares to Class A shares of the same fund, generally, in the 84th month following the anniversary of the purchase date or earlier at the discretion of Edward Jones.
Contingent Deferred Sales Charge (“CDSC”) Waivers
If the shareholder purchases shares that are subject to a CDSC and those shares are redeemed before the CDSC is expired, the shareholder is responsible to pay the CDSC except in the following conditions:
•
The death or disability of the shareholder.
•
Systematic withdrawals with up to 10% per year of the account value.
•
Return of excess contributions from an Individual Retirement Account (IRA).
•
Shares redeemed as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulations.
•
Shares redeemed to pay Edward Jones fees or costs in such cases where the transaction is initiated by Edward Jones.
•
Shares exchanged in an Edward Jones fee-based program.
•
Shares acquired through NAV reinstatement.
•
Shares redeemed at the discretion of Edward Jones for Minimum Balances, as described below.
Other Important Information Regarding Transactions Through Edward Jones
Minimum Purchase Amounts
•
Initial purchase minimum: $250
•
Subsequent purchase minimum: none
Minimum Balances
Edward Jones has the right to redeem at its discretion fund holdings with a balance of $250 or less. The following are examples of accounts that are not included in this policy:
•
A fee-based account held on an Edward Jones platform
•
A 529 account held on an Edward Jones platform
•
An account with an active systematic investment plan or LOI
Exchanging Share Classes
•
At any time it deems necessary, Edward Jones has the authority to exchange at NAV a shareholder’s holdings in a class of a Fund eligible to be exchanged pursuant to the prospectus to Class A shares of the same Fund.
A-4

Janney Montgomery Scott LLC
Effective May 1, 2020, if you purchase Fund shares through a Janney Montgomery Scott LLC (“Janney”) brokerage account, you will be eligible for the following load waivers (front-end sales charge waivers and contingent deferred sales charge (“CDSC”), or back-end sales charge, waivers) and discounts, which may differ from those disclosed elsewhere in this Fund’s Prospectus or SAI. Shareholders should contact Janney to determine their eligibility for these waivers and discounts.
Front-end sales charge* waivers on Class A shares available at Janney
•
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).
•
Shares purchased by employees and registered representatives of Janney or its affiliates and their family members as designated by Janney.
•
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within ninety (90) days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e., right of reinstatement).
•
Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans.
•
Shares acquired through a right of reinstatement.
•
Class C shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Janney’s policies and procedures.
CDSC waivers on Class A and C shares available at Janney
•
Shares sold upon the death or disability of the shareholder.
•
Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus.
•
Shares purchased in connection with a return of excess contributions from an IRA account.
•
Shares sold as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulations.
•
Shares sold to pay Janney fees but only if the transaction is initiated by Janney.
•
Shares acquired through a right of reinstatement.
•
Shares exchanged into the same share class of a different fund in the same fund family.
Front-end sales charge* discounts available at Janney: breakpoints, rights of accumulation, and/or letters of intent
•
Breakpoints as described in the Fund’s prospectus.
•
Rights of accumulation (“ROA”), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Janney. Eligible fund family assets not held at Janney may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.
•
Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Janney may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.
*
Also referred to as an “initial sales charge.”
A-5

J.P. Morgan Securities LLC
Effective September 29, 2023, if you purchase or hold Fund shares through an applicable J.P. Morgan Securities LLC brokerage account, you will be eligible for the following sales charge waivers (front-end sales charge waivers and contingent deferred sales charge (“CDSC”), or back-end sales charge, waivers), share class conversion policy and discounts, which may differ from those disclosed elsewhere in this prospectus or the Statement of Additional Information. Shareholders should contact J.P. Morgan Securities LLC if they have questions regarding their eligibility for these discounts and waivers.
Front-end sales charge waivers on Class A shares available at J.P. Morgan Securities LLC
•
Shares exchanged from Class C (i.e. level-load) shares that are no longer subject to a CDSC and are exchanged into Class A shares of the same Fund pursuant to J.P. Morgan Securities LLC’s share class exchange policy.
•
Qualified employer-sponsored defined contribution and defined benefit retirement plans, nonqualified deferred compensation plans, other employee benefit plans and trusts used to fund those plans. For purposes of this provision, such plans do not include SEP IRAs, SIMPLE IRAs, SAR-SEPs or 501(c)(3) accounts.
•
Shares purchased through J.P. Morgan Securities LLC Self-Directed Investing accounts.
•
Shares purchased through rights of reinstatement.
•
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same Fund (but not any other fund within the fund family).
•
Shares purchased by employees and registered representatives of J.P. Morgan Securities LLC or its affiliates and their spouse or financial dependent as defined by J.P. Morgan Securities LLC.
Class C to Class A share conversion
•
A shareholder in a Fund’s Class C shares will have their shares converted by J.P. Morgan Securities LLC to Class A shares (or the appropriate share class) of the same Fund if the shares are no longer subject to a CDSC and the conversion is consistent with J.P. Morgan Securities LLC’s policies and procedures.
CDSC waivers on Class A and C shares available at J.P. Morgan Securities LLC
•
Shares sold upon the death or disability of the shareholder.
•
Shares sold as part of a systematic withdrawal plan as described in the Funds’ prospectus.
•
Shares purchased in connection with a return of excess contributions from an IRA account.
•
Shares sold as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code.
•
Shares acquired through a right of reinstatement.
Front-end load discounts available at J.P. Morgan Securities LLC: breakpoints, rights of accumulation & letters of intent
•
Breakpoints as described in the prospectus.
•
Rights of Accumulation (“ROA”) which entitle shareholders to breakpoint discounts as described in the prospectus will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at J.P. Morgan Securities LLC. Eligible fund family assets not held at J.P. Morgan Securities LLC (including 529 program holdings, where applicable) may be included in the ROA calculation only if the shareholder notifies their financial advisor about such assets.
•
Letters of Intent (“LOI”) which allow for breakpoint discounts based on anticipated purchases within a fund family, through J.P. Morgan Securities LLC, over a 13-month period of time (if applicable).
A-6

Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill”)
The following information has been provided by Merrill:
Purchases or sales of front-end (i.e. Class A) or level-load (i.e., Class C) mutual fund shares through a Merrill platform or account will be eligible only for the following sales load waivers (front-end, contingent deferred, or back-end waivers) and discounts, which may differ from those disclosed elsewhere in this Fund’s prospectus. Purchasers will have to buy mutual fund shares directly from the mutual fund company or through another intermediary to be eligible for waivers or discounts not listed below.
It is the investor’s responsibility to notify Merrill at the time of purchase or sale of any relationship or other facts that qualify the transaction for a waiver or discount. A Merrill representative may ask for reasonable documentation of such facts and Merrill may condition the granting of a waiver or discount on the timely receipt of such documentation.
Additional information on waivers and discounts is available in the Merrill Sales Load Waiver and Discounts Supplement (the “Merrill SLWD Supplement“) and in the Mutual Fund Investing at Merrill pamphlet at ml.com/funds. Investors are encouraged to review these documents and speak with their financial advisor to determine whether a transaction is eligible for a waiver or discount.
Front-end Load Waivers Available at Merrill
•
Shares of mutual funds available for purchase by employer-sponsored retirement, deferred compensation, and employee benefit plans (including health savings accounts) and trusts used to fund those plans provided the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans
•
Shares purchased through a Merrill investment advisory program
•
Brokerage class shares exchanged from advisory class shares due to the holdings moving from a Merrill investment advisory program to a Merrill brokerage account
•
Shares purchased through the Merrill Edge Self-Directed platform
•
Shares purchased through the systematic reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same mutual fund in the same account
•
Shares exchanged from level-load shares to front-end load shares of the same mutual fund in accordance with the description in the Merrill SLWD Supplement
•
Shares purchased by eligible employees of Merrill or its affiliates and their family members who purchase shares in accounts within the employee’s Merrill Household (as defined in the Merrill SLWD Supplement)
•
Shares purchased by eligible persons associated with the fund as defined in this prospectus (e.g. the fund’s officers or trustees)
•
Shares purchased from the proceeds of a mutual fund redemption in front-end load shares provided (1) the repurchase is in a mutual fund within the same fund family; (2) the repurchase occurs within 90 calendar days from the redemption trade date, and (3) the redemption and purchase occur in the same account (known as Rights of Reinstatement). Automated transactions (i.e. systematic purchases and withdrawals) and purchases made after shares are automatically sold to pay Merrill’s account maintenance fees are not eligible for Rights of Reinstatement
Contingent Deferred Sales Charge (“CDSC”) Waivers on Front-end, Back-end, and Level Load Shares Available at Merrill
•
Shares sold due to the shareholder’s death or disability (as defined by Internal Revenue Code Section 22e(3))
•
Shares sold pursuant to a systematic withdrawal program subject to Merrill’s maximum systematic withdrawal limits as described in the Merrill SLWD Supplement
•
Shares sold due to return of excess contributions from an IRA account
•
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the investor reaching the qualified age based on applicable IRS regulation
•
Front-end or level-load shares held in commission-based, non-taxable retirement brokerage accounts (e.g. traditional, Roth, rollover, SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans) that are transferred to fee-based accounts or platforms and exchanged for a lower cost share class of the same mutual fund
A-7

Front-end Load Discounts Available at Merrill: Breakpoints, Rights of Accumulation & Letters of Intent
•
Breakpoint discounts, as described in this prospectus, where the sales load is at or below the maximum sales load that Merrill permits to be assessed to a front-end load purchase, as described in the Merrill SLWD Supplement
•
Rights of Accumulation (ROA), as described in the Merrill SLWD Supplement, which entitle shareholders to breakpoint discounts based on the aggregated holdings of mutual fund family assets held in accounts in their Merrill Household
•
Letters of Intent (LOI), which allow for breakpoint discounts on eligible new purchases based on anticipated future eligible purchases within a fund family at Merrill, in accounts within your Merrill Household, as further described in the Merrill SLWD Supplement
A-8

Morgan Stanley Wealth Management
Effective July 1, 2018, shareholders purchasing Fund shares through a Morgan Stanley Wealth Management transactional brokerage account are eligible only for the following front-end sales charge waivers with respect to Class A shares, which may differ from and may be more limited than those disclosed elsewhere in the Funds’ Prospectus or SAI.
Front-end Sales Charge Waivers on Class A Shares available at Morgan Stanley Wealth Management
•
Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans
•
Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules
•
Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund
•
Shares purchased through a Morgan Stanley self-directed brokerage account
•
Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Morgan Stanley Wealth Management’s share class conversion program
•
Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge.
Shareholders should contact Morgan Stanley Wealth Management to determine their eligibility for these waivers.
A-9

Oppenheimer & Co. Inc.
Effective June 30, 2020, shareholders purchasing Fund shares through an Oppenheimer & Co. Inc. (“OPCO”) platform or account are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund’s prospectus or SAI. Shareholders should contact OPCO to determine their eligibility for these waivers and discounts.
Front-end Sales Load Waivers on Class A Shares available at OPCO
•
Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan
•
Shares purchased by or through a 529 Plan
•
Shares purchased through an OPCO affiliated investment advisory program
•
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)
•
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).
•
A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of OPCO
•
Employees and registered representatives of OPCO or its affiliates and their family members
•
Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in this prospectus
CDSC Waivers on A and C Shares available at OPCO
•
Death or disability of the shareholder
•
Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus
•
Return of excess contributions from an IRA Account
•
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulation
•
Shares sold to pay OPCO fees but only if the transaction is initiated by OPCO
•
Shares acquired through a right of reinstatement
Front-end load Discounts Available at OPCO: Breakpoints, Rights of Accumulation & Letters of Intent
•
Breakpoints as described in this prospectus
•
Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at OPCO. Eligible fund family assets not held at OPCO may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.
A-10

Raymond James & Associates, Inc., Raymond James Financial Services, Inc. and each entity’s affiliates (“Raymond James”)
Effective March 1, 2019, shareholders purchasing fund shares through a Raymond James platform or account, or through an introducing broker-dealer or independent registered investment adviser for which Raymond James provides trade execution, clearance, and/or custody services, will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in the Fund’s prospectus or SAI.
Front-end sales load waivers on Class A shares available at Raymond James
•
Shares purchased in an investment advisory program.
•
Shares purchased within the same fund family through a systematic reinvestment of capital gains and dividend distributions.
•
Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James.
•
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).
•
A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Raymond James.
CDSC Waivers on Classes A and C shares available at Raymond James
•
Death or disability of the shareholder.
•
Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus.
•
Return of excess contributions from an IRA Account.
•
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations.
•
Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James.
•
Shares acquired through a right of reinstatement.
Front-end load discounts available at Raymond James: breakpoints, rights of accumulation, and/or letters of intent
•
Breakpoints as described in this prospectus.
•
Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the calculation of rights of accumulation only if the shareholder notifies his or her financial advisor about such assets.
•
Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Raymond James may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.
A-11

Robert W. Baird & Co.
Effective June 15, 2020, shareholders purchasing Fund shares through a Robert W. Baird & Co. (“Baird”) platform or account will only be eligible for the following sales charge waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in this prospectus or the SAI. Shareholders should contact Baird to determine their eligibility for these waivers and discounts.
Front-End Sales Charge Waivers on Class A shares Available at Baird
•
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund
•
Shares purchased by employees and registered representatives of Baird or its affiliates and their family members as designated by Baird
•
Shares purchased from the proceeds of redemptions from another Hartford mutual fund, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales charge (known as rights of reinstatement)
•
A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares of the same Fund if the shares are no longer subject to CDSC and the conversion is in line with the policies and procedures of Baird
•
Employer-sponsored retirement plans or charitable accounts in a transactional brokerage account at Baird, including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs
CDSC Waivers on Class A and C shares Available at Baird
•
Shares sold due to death or disability of the shareholder
•
Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus
•
Shares bought due to return of excess contributions from an IRA Account
•
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on the applicable IRS regulation
•
Shares sold to pay Baird fees but only if the transaction is initiated by Baird
•
Shares acquired through a right of reinstatement
Front-End Sales Charge Discounts Available at Baird: Breakpoints and/or Rights of Accumulation
•
Breakpoints as described in this prospectus
•
Rights of accumulation, which entitles shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of Hartford mutual fund assets held by accounts within the purchaser’s household at Baird. Eligible Hartford mutual fund assets not held at Baird may be included in the rights of accumulation calculation only if the shareholder notifies his or her financial advisor about such assets
•
Letters of Intent (LOI) allow for breakpoint discounts based on anticipated purchases of Hartford mutual funds through Baird, over a 13-month period of time
A-12

Stifel, Nicolaus & Company, Incorporated and its broker dealer affiliates (“Stifel”)
The following information has been provided by Stifel:
Effective March 1, 2024, shareholders purchasing or holding fund shares, including existing fund shareholders, through a Stifel, Nicolaus & Company, Incorporated or affiliated platform that provides trade execution, clearance, and/or custody services, will be eligible for the following sales charge load waivers (including front-end sales charge waivers and contingent deferred, or back-end, (“CDSC”) sales charge waivers) and discounts, which may differ from those disclosed elsewhere in the Fund’s Prospectus or SAI.
CLASS A SHARES
As described elsewhere in this prospectus, Stifel may receive compensation out of the front-end sales charge if you purchase Class A shares through Stifel.
Rights of accumulation
•
Rights of accumulation (“ROA”) that entitle shareholders to breakpoint discounts on front-end sales charges will be calculated by Stifel based on the aggregated holding of all assets in all classes of shares of Hartford mutual funds held by accounts within the purchaser’s household at Stifel. Eligible fund family assets not held at Stifel may be included in the calculation of ROA only if the shareholder notifies his or her financial advisor about such assets.
•
The employer maintaining a SEP IRA plan and/or SIMPLE IRA plan may elect to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping as opposed to including all share classes at a shareholder or pricing group level.
Front-end sales charge waivers on Class A shares available at Stifel
Sales charges may be waived for the following shareholders and in the following situations:
•
Class C shares that have been held for more than seven (7) years may be converted to Class A shares of the same fund pursuant to Stifel’s policies and procedures. To the extent that this prospectus elsewhere provides for a waiver with respect to the exchange or conversion of such shares following a shorter holding period, those provisions shall continue to apply.
•
Shares purchased by employees and registered representatives of Stifel or its affiliates and their family members as designated by Stifel
•
Shares purchased in an Stifel fee-based advisory program, often referred to as a “wrap” program
•
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same or other fund within the fund family.
•
Shares purchased from the proceeds of redeemed shares of the same fund family so long as the proceeds are from the sale of shares from an account with the same owner/beneficiary within 90 days of the purchase. For the absence of doubt, shares redeemed through a Systematic Withdrawal Plan are not eligible for rights of reinstatement.
•
Shares from rollovers into Stifel from retirement plans to IRAs
•
Shares exchanged into Class A shares from another share class so long as the exchange is into the same fund and was initiated at the direction of Stifel. Stifel is responsible for any remaining CDSC due to the fund company, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in the prospectus.
•
Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.
•
All other sales charge waivers and reductions described elsewhere in the Fund’s prospectus or SAI still apply.
A-13

Contingent Deferred Sales Charges Waivers on Class A and C Shares
•
Death or disability of the shareholder or, in the case of 529 plans, the account beneficiary
•
Shares sold as part of a systematic withdrawal plan not to exceed 12% annually
•
Return of excess contributions from an IRA Account.
•
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations.
•
Shares acquired through a right of reinstatement.
•
Shares sold to pay Stifel fees or costs in such cases where the transaction is initiated by Stifel.
•
Shares exchanged or sold in a Stifel fee-based program
•
All other sales charge waivers and reductions described elsewhere in the fund’s prospectus or SAI still apply.
Share Class Conversions in Advisory Accounts
•
Stifel reserves the right to convert shares to the lowest cost share class available at Stifel upon transfer of shares into an advisory program.
A-14

U.S. Bancorp Investments
Waivers Applicable to Purchases through U.S. Bancorp Investments
Effective February 22, 2021, shareholders purchasing Fund shares through a U.S. Bancorp Investments (USBI) platform or account or who own shares for which USBI is the broker-dealer of record, where the shares are held in an omnibus account at the Fund, will be eligible for the following additional sales charge waiver. Shareholders should contact USBI to determine their eligibility for these waivers and discounts.
Front-end Sales Load Waiver on Class A Shares available at U.S. Bancorp Investments
•
Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge are systematically converted to the Class A shares of the same fund pursuant to USBI’s share class exchange policy.
•
All other sales charge waivers and reductions described elsewhere in the Fund’s Prospectus or SAI still apply
A-15

COMBINED STATEMENT OF ADDITIONAL INFORMATION
This Combined Statement of Additional Information (“SAI”) is not a prospectus, and it should be read in conjunction with the prospectuses, as may be amended, restated or supplemented from time to time, of the series of The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc. (each a “Company” and together, the “Companies”) in the charts below (each a “Fund” and collectively, the “Funds”). Each Company is an open-end management investment company currently consisting of thirty-seven and fifteen separate series, respectively. This SAI relates only to the Funds.
THE HARTFORD MUTUAL FUNDS, INC.
	Class A	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Class Y	Class F
The Hartford Balanced Income Fund	HBLAX	HBLCX	HBLIX	HBLRX	HBLSX	HBLTX	HBLVX	HBLYX	HBLFX
Hartford AARP Balanced Retirement Fund	HAFAX	HAICX	HAFIX	HAFRX	HAFSX	HAFTX	HAFVX	HAFYX	HAFDX
The Hartford Capital Appreciation Fund	ITHAX	HCACX	ITHIX	ITHRX	ITHSX	ITHTX	ITHVX	HCAYX	HCAFX
The Hartford Checks and Balances Fund	HCKAX	HCKCX	HCKIX	HCKRX	HCKSX	HCKTX	—	—	HCKFX
Hartford Climate Opportunities Fund	HEOMX	HEONX	HEOIX	HEORX	HEOSX	HEOTX	HEOVX	HEOYX	HEOFX
The Hartford Conservative Allocation Fund	HCVAX	HCVCX	HCVIX	HCVRX	HCVSX	HCVTX	N/A	N/A	HCVFX
Hartford Core Equity Fund	HAIAX	HGICX	HGIIX	HGIRX	HGISX	HGITX	HAITX	HGIYX	HGIFX
The Hartford Dividend and Growth Fund	IHGIX	HDGCX	HDGIX	HDGRX	HDGSX	HDGTX	HDGVX	HDGYX	HDGFX
Hartford Dynamic Bond Fund	HDBAX	HDBCX	HDBIX	—	—	HDBRX	HDBSX	HDBYX	HDBFX
Hartford Emerging Markets Equity Fund	HERAX	HERCX	HERIX	HERRX	HERSX	HERTX	HERVX	HERYX	HERFX
The Hartford Emerging Markets Local Debt Fund	HLDAX	HLDCX	HLDIX	HLDRX	HLDSX	HLDTX	—	HLDYX	HLDFX
The Hartford Equity Income Fund	HQIAX	HQICX	HQIIX	HQIRX	HQISX	HQITX	HQIVX	HQIYX	HQIFX
The Hartford Floating Rate Fund	HFLAX	HFLCX	HFLIX	HFLRX	HFLSX	HFLTX	—	HFLYX	HFLFX
Hartford Global Impact Fund	HGXAX	HGXCX	HGXIX	HGXRX	HGXSX	HGXTX	HGXVX	HGXYX	HGXFX
The Hartford Growth Allocation Fund	HRAAX	HRACX	HRAIX	HRARX	HRASX	HRATX	—	—	HRAFX
The Hartford Healthcare Fund	HGHAX	HGHCX	HGHIX	HGHRX	HGHSX	HGHTX	HGHVX	HGHYX	HGHFX
The Hartford High Yield Fund	HAHAX	HAHCX	HAHIX	HAHRX	HAHSX	HAHTX	HAHVX	HAHYX	HAHFX
The Hartford Inflation Plus Fund	HIPAX	HIPCX	HIPIX	HIPRX	HIPSX	HIPTX	—	HIPYX	HIPFX
Hartford International Equity Fund	HDVAX	HDVCX	HDVIX	HDVRX	HDVSX	HDVTX	HDVVX	HDVYX	HDVFX
The Hartford International Growth Fund	HNCAX	HNCCX	HNCJX	HNCRX	HNCSX	HNCTX	HNCUX	HNCYX	HNCFX
The Hartford International Opportunities Fund	IHOAX	HIOCX	IHOIX	IHORX	IHOSX	IHOTX	IHOVX	HAOYX	IHOFX
The Hartford International Value Fund	HILAX	HILCX	HILIX	HILRX	HILSX	HILTX	HILUX	HILYX	HILDX
Hartford Low Duration High Income Fund*	HFHAX	HFHCX	HFHIX	HFHRX	HFHSX	HFHTX	—	HFHYX	HFHFX
The Hartford MidCap Fund	HFMCX	HMDCX	HFMIX	HFMRX	HFMSX	HFMTX	HFMVX	HMDYX	HMDFX
The Hartford MidCap Value Fund	HMVAX	HMVCX	HMVJX	HMVRX	HMVSX	HMVTX	HMVUX	HMVYX	HMVFX
Hartford Moderate Allocation Fund	HBAAX	HBACX	HBAIX	HBARX	HBASX	HBATX	—	—	HBADX
Hartford Multi-Asset Income Fund	ITTAX	HAFCX	ITTIX	ITTRX	ITTSX	ITTTX	ITTVX	IHAYX	ITTFX
The Hartford Municipal Opportunities Fund	HHMAX	HHMCX	HHMIX	—	—	—	—	HHMYX	HHMFX
Hartford Municipal Short Duration Fund	HMJAX	HMJCX	HMJIX	—	—	—	—	—	HMJFX
Hartford Real Asset Fund	HRLAX	HRLCX	HRLIX	HRLRX	HRLSX	HRLTX	HRLZX	HRLYX	HRLFX
The Hartford Short Duration Fund	HSDAX	HSDCX	HSDIX	HSDRX	HSDSX	HSDTX	HSDVX	HSDYX	HSDFX
Hartford Small Cap Value Fund	HSMAX	HTSCX	HSEIX	HSMRX	HSMSX	HSMTX	HSMVX	HSMYX	HSMFX
The Hartford Small Company Fund	IHSAX	HSMCX	IHSIX	IHSRX	IHSSX	IHSUX	IHSVX	HSCYX	IHSFX
The Hartford Strategic Income Fund	HSNAX	HSNCX	HSNIX	HSNRX	HSNSX	HSNTX	HSNVX	HSNYX	HSNFX
Hartford Sustainable Municipal Bond Fund	HMKAX	HMKCX	HMKIX	—	—	—	—	—	HMKFX
The Hartford Total Return Bond Fund	ITBAX	HABCX	ITBIX	ITBRX	ITBUX	ITBTX	ITBVX	HABYX	ITBFX
The Hartford World Bond Fund	HWDAX	HWDCX	HWDIX	HWDRX	HWDSX	HWDTX	HWDVX	HWDYX	HWDFX
THE HARTFORD MUTUAL FUNDS II, INC.
	Class A	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Class Y	Class F
The Hartford Growth Opportunities Fund	HGOAX	HGOCX	HGOIX	HGORX	HGOSX	HGOTX	HGOVX	HGOYX	HGOFX
The Hartford Small Cap Growth Fund	HSLAX	HSLCX	HSLIX	HSLRX	HSLSX	HSLTX	HSLVX	HSLYX	HSLFX
* Effective March 1, 2024, the Fund changed its name from The Hartford Floating Rate High Income Fund to the Hartford Low Duration High Income Fund.
Each Fund’s prospectus is incorporated by reference into this SAI, and the portions of this SAI that relate to each Fund have been incorporated by reference into such Fund’s prospectus. The portions of this SAI that do not relate to a Fund do not form a part of such Fund’s SAI, have not been incorporated by reference into such Fund’s prospectus and should not be relied upon by investors in such Fund. The Funds’ audited financial statements and the notes thereto, which are included in the Funds’ Annual Reports to shareholders dated October 31, 2023, are incorporated into this SAI by reference. No other portions of the audited financials are incorporated by reference herein. The Annual Reports for the series of The Hartford Mutual Funds, Inc. were filed with the U.S. Securities and Exchange Commission ("SEC") and are available on the SEC website at https://www.sec.gov/Archives/edgar/data/1006415/000119312524000389/d647714dncsr.htm . The Annual Report for the series of The Hartford Mutual Funds II, Inc. included in this SAI was filed with the SEC and is available on the SEC website at https://www.sec.gov/Archives/edgar/data/49905/000119312524000388/d489939dncsr.htm . A free copy of each Annual Report and each Fund’s prospectus is available on the Funds’ website at hartfordfunds.com; upon request by writing to: Hartford Funds, P.O. Box 219060, Kansas City, MO 64121-9060; or by calling 1-888-843-7824.
Date of Prospectuses: March 1, 2024, as may be amended, restated or supplemented from time to time
Date of Statement of Additional Information: March 1, 2024

GENERAL INFORMATION
This SAI relates to all of the funds listed on the front cover page (each a “Fund” and collectively, the “Funds”). Each Fund is offered through a prospectus relating to one or more Funds and their classes. Each Fund is a separate mutual fund and each share of each Fund represents an equal proportionate interest in that Fund (subject to the liabilities belonging to the class). Each Fund, except The Hartford Growth Opportunities Fund and The Hartford Small Cap Growth Fund, is a series of The Hartford Mutual Funds, Inc. Each of The Hartford Growth Opportunities Fund and The Hartford Small Cap Growth Fund is a series of The Hartford Mutual Funds II, Inc. The Hartford Mutual Funds, Inc. was organized as a Maryland corporation on March 21, 1996. The Hartford Mutual Funds II, Inc. was organized as a Maryland corporation on March 23, 2001. The Hartford Mutual Funds II, Inc. also offers other mutual funds that are not part of this SAI.
This SAI relates to Class A, C, I, R3, R4, R5, R6, Y and F shares. Each Fund offers the classes set forth in the table on the cover page next to its name. Class R6 and Class Y shares of The Hartford Conservative Allocation Fund are not currently available for purchase and not currently sold in any State, including Oklahoma, Nebraska and Montana, or to residents of any State, including Oklahoma, Nebraska and Montana.
Each of The Hartford Growth Allocation Fund, Hartford Moderate Allocation Fund and The Hartford Conservative Allocation Fund are referred to as the “Asset Allocation Funds.” The Asset Allocation Funds and The Hartford Checks and Balances Fund are referred to as “Funds of Funds.”
Prior to October 7, 2019, the Hartford Global Impact Fund operated as a feeder fund in a master-feeder structure.
The date each Fund commenced operations is indicated below:
FUND	COMMENCEMENT OF OPERATIONS
The Hartford Balanced Income Fund (“Balanced Income Fund”)	July 31, 2006
Hartford AARP Balanced Retirement Fund (“Balanced Retirement Fund”)	April 30, 2014
The Hartford Capital Appreciation Fund (“Capital Appreciation Fund”)	July 22, 1996
The Hartford Checks and Balances Fund (“Checks and Balances Fund”)	May 31, 2007
Hartford Climate Opportunities Fund (“Climate Opportunities Fund”)	February 29, 2016
The Hartford Conservative Allocation Fund (“Conservative Allocation Fund”)	May 28, 2004
Hartford Core Equity Fund (“Core Equity Fund”)	April 30, 1998
The Hartford Dividend and Growth Fund (“Dividend and Growth Fund”)	July 22, 1996
Hartford Dynamic Bond Fund (“Dynamic Bond Fund”)	June 7, 2022
Hartford Emerging Markets Equity Fund (“Emerging Markets Equity Fund”)	May 31, 2011
The Hartford Emerging Markets Local Debt Fund (“Emerging Markets Local Debt Fund”)	May 31, 2011
The Hartford Equity Income Fund (“Equity Income Fund”)	August 28, 2003
The Hartford Floating Rate Fund (“Floating Rate Fund”)	April 29, 2005
Hartford Global Impact Fund (“Global Impact Fund”)	February 28, 2017
The Hartford Growth Allocation Fund (“Growth Allocation Fund”)	May 28, 2004
The Hartford Growth Opportunities Fund (“Growth Opportunities Fund”)	March 31, 1963
The Hartford Healthcare Fund (“Healthcare Fund”)	May 1, 2000
The Hartford High Yield Fund (“High Yield Fund”)	September 30, 1998
The Hartford Inflation Plus Fund (“Inflation Plus Fund”)	October 31, 2002
Hartford International Equity Fund (“International Equity Fund”)	June 30, 2008
The Hartford International Growth Fund (“International Growth Fund”)	April 30, 2001
The Hartford International Opportunities Fund (“International Opportunities Fund”)	July 22, 1996
The Hartford International Value Fund (“International Value Fund”)	May 28, 2010
Hartford Low Duration High Income Fund (“Low Duration High Income Fund”)	September 30, 2011
The Hartford MidCap Fund (“MidCap Fund”)	December 31, 1997
The Hartford MidCap Value Fund (“MidCap Value Fund”)	April 30, 2001
Hartford Moderate Allocation Fund (“Moderate Allocation Fund”)	May 28, 2004
Hartford Multi-Asset Income Fund (“Multi-Asset Income Fund”)	July 22, 1996
The Hartford Municipal Opportunities Fund (“Municipal Opportunities Fund”)	May 31, 2007
Hartford Municipal Short Duration Fund (“Municipal Short Duration Fund”)	May 29, 2015
Hartford Real Asset Fund (“Real Asset Fund”)	May 28, 2010
The Hartford Short Duration Fund (“Short Duration Fund”)	October 31, 2002
The Hartford Small Cap Growth Fund (“Small Cap Growth Fund”)	January 4, 1988
Hartford Small Cap Value Fund (“Small Cap Value Fund”)	January 1, 2005
The Hartford Small Company Fund (“Small Company Fund”)	July 22, 1996
The Hartford Strategic Income Fund (“Strategic Income Fund”)	May 31, 2007
Hartford Sustainable Municipal Bond Fund (“Sustainable Municipal Bond Fund”)	May 29, 2015
The Hartford Total Return Bond Fund (“Total Return Bond Fund”)	July 22, 1996
The Hartford World Bond Fund (“World Bond Fund”)	May 31, 2011
4

Hartford Funds Management Company, LLC (“HFMC” or the “Investment Manager”) is the investment manager to each Fund. Hartford Funds Distributors, LLC (“HFD”) is the principal underwriter to each Fund. HFMC and HFD are indirect subsidiaries of The Hartford Financial Services Group, Inc. (“The Hartford”), a Connecticut-based financial services company. The Hartford may be deemed to control each of HFMC and HFD through the indirect ownership of such entities. In addition, Wellington Management Company LLP (“Wellington Management”) is a sub-adviser to all of the Funds, except the Funds of Funds. Schroder Investment Management North America Inc. (“SIMNA”) is also a sub-adviser to the Climate Opportunities Fund and Schroder Investment Management North America Ltd. (“SIMNA Ltd.”) is a sub-sub-adviser to the Climate Opportunities Fund. Each of Wellington Management, SIMNA and SIMNA Ltd. are referred to herein as a “sub-adviser” or collectively, as the “sub-advisers.”
HFMC also serves as the investment manager to the other series of The Hartford Mutual Funds II, Inc., which are not included in this SAI, Hartford Schroders Private Opportunities Fund, and the series of Hartford Funds Exchange-Traded Trust, Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc.
Investments in the Funds are not:
•
Deposits or obligations of any bank;
•
Guaranteed or endorsed by any bank; or
•
Federally insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other federal agency.
The prospectuses and SAI do not purport to create any contractual obligations between a Company or any Fund and its shareholders. Further, shareholders are not intended third-party beneficiaries of any contracts entered into by (or on behalf of) the Funds, including contracts with the Investment Manager or other parties who provide services to the Funds.
INVESTMENT OBJECTIVES AND POLICIES
The investment objectives and principal investment strategies of each Fund are described in that Fund’s prospectus. Additional information concerning certain of the Funds’ investments, strategies and risks is set forth below.
A.
FUNDAMENTAL INVESTMENT RESTRICTIONS OF THE FUNDS
Each Fund has adopted the fundamental investment restrictions set forth below. Fundamental investment restrictions may not be changed with respect to a Fund without the approval of a majority of the Fund’s outstanding voting securities as defined in the Investment Company Act of 1940, as amended (the “1940 Act”). Under the 1940 Act and as used in the prospectuses and this SAI, a “majority of the outstanding voting securities” means the lesser of (1) the holders of 67% or more of the outstanding shares of a Fund (or a class of the outstanding shares of a Fund) represented at a meeting if the holders of more than 50% of the outstanding shares of the Fund (or class) are present in person or by proxy or (2) the holders of more than 50% of the outstanding shares of the Fund (or of the class).
Unless otherwise provided below, all references below to the assets of each Fund are in terms of current market value.
Each Fund:
1. will not borrow money or issue any class of senior securities, except to the extent consistent with the 1940 Act, and the rules and regulations thereunder, or as may otherwise be permitted from time to time by regulatory authority;
2.
(a)
(except for Climate Opportunities Fund, Healthcare Fund, Low Duration High Income Fund, MidCap Fund, Municipal Opportunities Fund, Real Asset Fund, and Small Company Fund) will not “concentrate” its investments in a particular industry or group of industries, except as permitted under the 1940 Act, and the rules and regulations thereunder as such may be interpreted or modified from time to time by regulatory authorities having appropriate jurisdiction;
(b)
each of Climate Opportunities Fund, Low Duration High Income Fund, MidCap Fund, Municipal Opportunities Fund and Small Company Fund will not purchase the securities or loans of any issuer or borrower (other than securities or loans issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of the Fund’s total assets would be invested in the securities or loans of companies whose principal business activities are in the same industry. With respect to Municipal Opportunities Fund, (i) tax exempt securities are not subject to this limitation unless they are backed by the assets and revenues of non-governmental issuers and (ii) this limitation will not apply to tax exempt securities that have been refunded with U.S. government securities;
(c)
Real Asset Fund will normally invest at least 25% of its assets, in the aggregate, in the natural resources industry;
5

(d)
Healthcare Fund will normally invest at least 25% of its total assets, in the aggregate, in the following industries: pharmaceuticals and biotechnology, medical products and health services;
3. will not make loans, except to the extent consistent with the 1940 Act, and the rules and regulations thereunder, or as may otherwise be permitted from time to time by regulatory authority;
4. will not act as an underwriter of securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed an underwriter under applicable laws;
5.
(a)
(except for Healthcare Fund, Low Duration High Income Fund, MidCap Fund, Municipal Opportunities Fund and Small Company Fund) will not purchase or sell real estate, except to the extent permitted under the 1940 Act and the rules and regulations thereunder, as such may be interpreted or modified from time to time by regulatory authorities having appropriate jurisdiction;
(b)
each of Healthcare Fund, Low Duration High Income Fund, MidCap Fund, Municipal Opportunities Fund and Small Company Fund will not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments, although it may purchase securities secured by real estate or interests therein, or securities issued by companies which invest in real estate or interests therein;
6.
(a)
(except for Healthcare Fund, Low Duration High Income Fund, MidCap Fund, Municipal Opportunities Fund and Small Company Fund) will not invest in physical commodities or contracts relating to physical commodities, except to the extent permitted under the 1940 Act and other applicable laws, rules and regulations, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time and as set forth in the Fund’s prospectus and SAI;
(b)
each of Healthcare Fund, Low Duration High Income Fund, MidCap Fund, Municipal Opportunities Fund and Small Company Fund will not purchase or sell commodities or commodities contracts, except that the Fund may purchase or sell financial futures contracts, options on financial futures contracts and futures contracts, forward contracts, and options with respect to foreign currencies, and may enter into swap transactions or other financial transactions of any kind.
In addition, under normal circumstances, Municipal Opportunities Fund, Municipal Short Duration Fund and Sustainable Municipal Bond Fund, will each invest at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in municipal securities whose interest is exempt from federal income tax. Municipal Opportunities Fund, Municipal Short Duration Fund, and Sustainable Municipal Bond Fund will not invest more than 25% of its total assets in limited obligation bonds payable only from revenues derived from facilities or projects within a single industry.
Notwithstanding the foregoing investment restrictions, the Underlying Funds in which the Funds of Funds may invest have adopted certain investment restrictions that may be more or less restrictive than those listed above, thereby permitting a Fund of Funds to engage indirectly in investment strategies that may be prohibited under the investment restrictions listed above.
B.
NON-FUNDAMENTAL INVESTMENT RESTRICTIONS OF EACH FUND
The following restrictions are non-fundamental restrictions and may be changed by the Board of Directors of the respective Company (the “Board”) without shareholder approval.
Each Fund may not:
1. Pledge its assets other than to secure permitted borrowings or to secure investments permitted by the Fund’s investment policies as set forth in its prospectus and this SAI, as they may be amended from time to time, and applicable law.
2. Purchase securities on margin except to the extent permitted by applicable law.
3. With the exception of Floating Rate Fund and Low Duration High Income Fund, purchase securities while outstanding borrowings exceed 5% of a Fund’s total assets, except where the borrowing is for temporary or emergency purposes. Reverse repurchase agreements, dollar rolls, securities lending, borrowing securities in connection with short sales (where permitted in a Fund’s prospectus and SAI), and other investments or transactions described in the Fund’s prospectus and this SAI, as they may be amended from time to time, are not deemed to be borrowings for purposes of this restriction.
4. Make short sales of securities or maintain a short position, except to the extent permitted by the Fund’s prospectus and SAI, as amended from time to time, and applicable law.
5. Invest more than 15% of its net assets in illiquid investments as determined pursuant to Rule 22e-4 under the 1940 Act and the Fund’s procedures adopted thereunder.
6

With respect to the fundamental policy described above of certain Funds to not invest more than 25% of their total assets in certain limited obligation bonds, utility companies, gas, electric, water and telephone companies will be considered separate industries. Also, municipal bonds refunded with U.S. Government securities will be treated as investments in U.S. Government securities, and are not subject to this 25% fundamental policy or the 5% diversification requirement of the 1940 Act.
C.
NON-FUNDAMENTAL TAX RESTRICTIONS OF THE FUNDS
Each Fund must:
1. Maintain its assets so that, at the close of each quarter of its taxable year,
(a)
at least 50 percent of the fair market value of its total assets is comprised of cash, cash items, U.S. Government securities, securities of other regulated investment companies and other securities (including bank loans), limited in respect of any one issuer to no more than 5 percent of the fair market value of the Fund’s total assets and 10 percent of the outstanding voting securities of such issuer, and
(b)
no more than 25 percent of the fair market value of its total assets is invested in the securities (including bank loans) of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or of two or more issuers controlled by the Fund and engaged in the same, similar, or related trades or businesses, or of one or more qualified publicly traded partnerships.
These tax-related limitations are subject to cure provisions under applicable tax laws and may be changed by the Board without shareholder approval to the extent appropriate in light of changes to applicable tax law requirements.
D.
CLASSIFICATION
Each Fund, except Emerging Markets Local Debt Fund and World Bond Fund, has elected to be classified as a diversified series of an open-end management investment company. As a diversified fund, at least 75% of the value of each such Fund’s total assets must be represented by cash and cash items (including receivables), U.S. Government securities, securities of other investment companies, and other securities for the purposes of this calculation limited in respect of any one issuer (i) to an amount not greater in value than 5% of the value of the total assets of such Fund and (ii) to not more than 10% of the outstanding voting securities of such issuer.
Emerging Markets Local Debt Fund and World Bond Fund each has elected to be classified as a non-diversified series of an open-end management investment company, which means that these Funds are not required to comply with the diversification rules of the 1940 Act set forth in the prior paragraph, although each such Fund must meet the tax-related diversification requirements set forth in Section C above.
A Fund may not change its classification status from diversified to non-diversified without the prior approval of shareholders but may change its classification status from non-diversified to diversified without such approval.
E.
ADDITIONAL INFORMATION REGARDING INVESTMENT RESTRICTIONS
The information below is not considered to be part of a Fund’s fundamental policy and is provided for informational purposes only.
Except with respect to the asset coverage requirements included in the limitation on borrowing set forth in Section A.1 above, if the percentage restrictions on investments described in this SAI and any Prospectus are adhered to at the time of investment, a later increase or decrease in such percentage resulting from a change in the values of securities or loans, a change in a Fund’s net assets or a change in security characteristics is not a violation of any of such restrictions.
With respect to investment restriction A.2(a), the 1940 Act does not define what constitutes “concentration” in an industry. However, the U.S. Securities and Exchange Commission (“SEC”) has taken the position that an investment in excess of 25% of a Fund’s total assets in one or more issuers conducting their principal business activities in the same industry generally constitutes concentration. The Funds do not apply this restriction to municipal securities, securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, repurchase agreements collateralized by securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, or other investment companies. For purposes of this restriction, each foreign government is considered to be a separate industry. Currency positions are not considered to be an investment in a foreign government for industry concentration purposes.
With respect to investment restriction A.5(a), the 1940 Act does not directly restrict a Fund’s ability to invest in real estate, but does require that every fund have a fundamental investment policy governing such investments. A Fund may acquire real estate as a result of ownership of securities or other instruments and a Fund may invest in securities or other instruments backed by real estate or securities of companies engaged in the real estate business or real estate investment trusts. A Fund is limited in the amount of illiquid assets it may purchase, and to the extent that investments in real estate are considered illiquid, Rule 22e-4 generally limits the Fund’s purchases of illiquid investments to 15% of its net assets.
7

With respect to investment restriction A.6(a), although the 1940 Act does not directly limit a Fund’s ability to invest in physical commodities or contracts relating to physical commodities, a Fund’s investments in physical commodities or contracts relating to physical commodities may be limited by a Fund’s intention to qualify as a registered investment company, as at least 90% of its gross income must come from certain qualifying sources of income, and income from physical commodities or contracts relating to physical commodities does not constitute qualifying income for this purpose. In addition, to the extent that any physical commodity or contracts relating to a physical commodity is considered to be an illiquid investment, Rule 22e-4 generally limits the Fund’s purchases of illiquid investments to 15% of its net assets. Other restrictions that could also limit a Fund’s investment in physical commodities or contracts relating to physical commodities include where that investment implicates a Fund’s diversification, concentration, or securities-related issuer policies, and where the Fund would need to take certain steps as set forth in its policies to avoid being considered to issue any class of senior securities.
F.
CERTAIN INVESTMENT STRATEGIES, RISKS AND CONSIDERATIONS
The investment objective and principal investment strategies for each Fund are discussed in that Fund’s prospectus. Certain descriptions in a Fund’s prospectus and this SAI of a particular investment practice or technique in which the Fund may engage or a financial instrument that the Fund may purchase are meant to describe the spectrum of investments that the Fund’s investment manager or sub-adviser(s), as applicable, in its discretion, might, but is not required to, use in managing the Fund’s portfolio assets in accordance with the Fund’s investment objective, policies and restrictions. The investment manager or sub-adviser(s), as applicable, in its discretion, may employ any such practice, technique or instrument for one or more of the Funds, but not for all of the Funds, for which it serves as the investment manager or sub-adviser, as applicable. It is possible that certain types of financial instruments or techniques may not be available, permissible or effective for their intended purposes in all markets.
Under the Commodity Exchange Act (“CEA”) and the Commodity Futures Trading Commission (“CFTC”) regulations thereunder, HFMC must either operate within certain guidelines and restrictions with respect to a Fund’s use of futures, options on such futures, commodity options and certain swaps, or be subject to registration with the CFTC as a “commodity pool operator” (“CPO”) with respect to the Fund and be required to operate the Fund in compliance with certain disclosure, reporting, and recordkeeping requirements.
Under current CFTC rules, the investment adviser of a registered investment company may claim an exemption from registration as a CPO only if the registered investment company that it advises uses futures contracts, options on such futures, commodity options and certain swaps solely for “bona fide hedging purposes,” or limits its use of such instruments for non-bona fide hedging purposes to certain de minimis amounts.
HFMC currently operates each Fund listed below as a commodity pool as of March 1, 2024 (each a “Registered Fund”).
Registered Funds
Balanced Retirement Fund	Strategic Income Fund
Emerging Markets Local Debt Fund	Total Return Bond Fund
Multi-Asset Income Fund	World Bond Fund
Real Asset Fund
HFMC has elected to claim an exclusion from the definition of CPO with respect to each Fund, other than the Registered Funds listed above.
Each Fund, including each Registered Fund, may choose to change its election at any time. In the event that a Fund for which HFMC is not currently registered with or regulated by the CFTC engages in transactions that require registration as a CPO in the future, HFMC will comply with applicable regulations. If a Fund operates subject to CFTC regulation, it may incur additional expenses.
INVESTMENT RISKS
The information below does not describe every type of investment, technique or risk to which a Fund may be exposed. The tables and discussion set forth below provide descriptions of some of the types of investments and investment strategies that one or more of the Funds may use, and the risks and considerations associated with those investments and investment strategies. Information contained in this section about the risks and considerations associated with a Fund’s investments and/or investment strategies applies only to those Funds specifically identified in the tables below as making each type of investment or using each investment strategy (each, a “Covered Fund”). Information that does not apply to a Covered Fund does not form a part of that Covered Fund’s SAI and should not be relied on by investors in that Covered Fund. Only information that is clearly identified as applicable to a Covered Fund is considered to form a part of the Covered Fund’s SAI. However, unless a strategy or investment described below is specifically prohibited by a Fund’s investment restrictions as set forth in the prospectus or under “Fundamental Investment Restrictions of the Funds” in this SAI, a Fund may engage in any of the strategies or make any of the investments described below (either as a principal or a non-principal strategy or investment). Subject to the foregoing, the Funds may engage in any of the investment strategies or purchase any of the investments described below directly, through its investment in one or more other investment companies, or through hybrid instruments, structured investments, or other derivatives, described below. With
8

respect to the Funds of Funds, the discussion also provides descriptions of some of the types of investments and investment strategies that the Underlying Funds may use, and the risks and considerations associated with those investments and investment strategies that the Funds of Funds are subject to indirectly through their investments in the Underlying Funds. As a result, with respect to the Funds of Funds, references to "Fund" in this section include the Underlying Funds, where applicable.
	Balanced Income Fund	Balanced Retirement Fund	Capital Appreciation Fund	Climate Opportunities Fund	Core Equity Fund	Dividend and Growth Fund	Dynamic Bond Fund	Emerging Markets Equity Fund	Emerging Markets Local Debt Fund	Equity Income Fund	Floating Rate Fund	Global Impact Fund	Growth Opportunities Fund	Healthcare Fund	High Yield Fund	International Equity Fund	Inflation Plus Fund	International Growth Fund
Active Investment Manage- ment Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Active Trading Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Asset Allocation Risk	X	X	X													X
Asset-Backed Securities Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Collateralized Debt Obliga- tions (CDOs) Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Asset Coverage Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Bond Forwards Risk	X	X		X			X		X		X	X			X		X
Borrowing Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Call Risk	X	X		X			X		X		X				X		X
Climate Change Investment Focus Risk				X
Commodities Regulatory Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Commodities Related Investments Risk
Convertible Securities Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Contingent Convertibles Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Synthetic Convertibles Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Counterparty Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Credit Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Credit Risk Transfer Securi- ties Risk	X	X					X		X		X				X		X
Currency Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Cybersecurity Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Depositary Receipts Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Derivatives Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Hedging Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Options Contracts Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Equity Linked Notes Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Futures Contracts and Options on Futures Contracts Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Swap Agreements and Swaptions Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Inflation-Linked Instru- ments Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Hybrid Instruments Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Credit-Linked Securities Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Indexed Securities and Structured Notes Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Event-Linked Bonds Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Foreign Currency Transac- tions Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
P-Notes and Non-Standard Warrants Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Risk Factors in Derivative Instruments	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Dividend Risk	X	X	X	X	X	X		X		X		X	X	X	X	X		X
Dollar Rolls Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Equity Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
9

	Balanced Income Fund	Balanced Retirement Fund	Capital Appreciation Fund	Climate Opportunities Fund	Core Equity Fund	Dividend and Growth Fund	Dynamic Bond Fund	Emerging Markets Equity Fund	Emerging Markets Local Debt Fund	Equity Income Fund	Floating Rate Fund	Global Impact Fund	Growth Opportunities Fund	Healthcare Fund	High Yield Fund	International Equity Fund	Inflation Plus Fund	International Growth Fund
Special Purpose Acquisi- tion Companies Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
ESG Integration Risk	X	X	X		X	X	X	X	X	X	X		X	X	X	X	X	X
Exchange-Traded Funds (ETFs) Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Semi-Transparent ETF Structure Risk
Exchange-Traded Notes (ETNs) Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Event Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Fixed Income Securities Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Focused Portfolio Risk																		X
Foreign Investments Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Currency Risk and Exchange Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Principal Exchange Rate Linked Securities Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Performance Indexed Paper Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Settlement Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Fund of Funds Structure Risks
Government Intervention in Financial Markets Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Growth Investing Style Risk			X									X	X			X		X
Healthcare-Related Securi- ties Risk														X
High Yield Investments (“Junk Bonds”) Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Distressed Securities Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Illiquid Investments Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Impact Investing Risk				X								X
Industry Concentration Risk														X
Inflation Protected Debt Securities Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Inflation Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Initial Public Offerings (“IPO”) Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Interest Rate Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Interfund Lending Program Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Inverse Floating Rate Securities Risk	X	X							X		X						X
Investment Grade Securi- ties Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Investments in a Subsidiary Risk
Investments in Emerging Market Securities Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Sukuk Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Large Cap Securities Risk	X	X	X	X	X	X		X	X	X		X	X	X		X		X
Large Shareholder Transac- tion Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
LIBOR Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Liquidation of Funds Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Loans and Loan Participa- tions Risk	X	X					X		X		X				X		X
Floating Rate Loans Risk	X	X					X		X		X				X		X
Loan Participations Risk	X	X					X		X		X				X		X
Senior Loans Risk	X	X					X		X		X				X		X
Unsecured Loans Risk	X	X					X		X		X				X		X
10

	Balanced Income Fund	Balanced Retirement Fund	Capital Appreciation Fund	Climate Opportunities Fund	Core Equity Fund	Dividend and Growth Fund	Dynamic Bond Fund	Emerging Markets Equity Fund	Emerging Markets Local Debt Fund	Equity Income Fund	Floating Rate Fund	Global Impact Fund	Growth Opportunities Fund	Healthcare Fund	High Yield Fund	International Equity Fund	Inflation Plus Fund	International Growth Fund
Delayed Settlement Risk	X	X					X		X		X				X		X
Market Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Master Limited Partnership (“MLP”) Risk	X	X	X					X	X		X		X		X	X	X
Mid Cap Securities Risk	X	X	X	X	X	X		X		X		X	X	X		X		X
Money Market Instruments and Temporary Investment Strategies Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Mortgage-Related Securi- ties Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Multi-Manager Risk				X
Municipal Securities Risk	X	X					X		X		X				X		X
Natural Resources Industry Concentration Risk
New Fund Risk							X
Non-Diversification Risk									X
Operational Risks	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Other Capital Securities Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Other Investment Companies Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Passive Investment Management Risk
Preferred Stock Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Private Placement Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Private Investments in Public Equity (PIPEs) Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Quantitative Investing Risk		X	X		X		X	X					X			X	X
Real Estate Investment Trusts (“REITs”) Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Real Estate Related Securi- ties Risks	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Regional/Country Focus Risk				X			X	X	X			X				X		X
Investments in Central and South America Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Investments in Europe Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Investments in Asia Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Investments in China Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Investments in Japan Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Investments in Russia Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Repurchase and Reverse Repurchase Agreements Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Restricted Securities Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Risks of Qualified Financial Contracts	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Sector Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Consumer Discretionary Sector Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Communication Services Sector Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Health Care Sector Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Financials Sector Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Industrials Sector Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Information Technology Sector Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Utilities Sector Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Securities Lending Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Securities Trusts Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
11

	Balanced Income Fund	Balanced Retirement Fund	Capital Appreciation Fund	Climate Opportunities Fund	Core Equity Fund	Dividend and Growth Fund	Dynamic Bond Fund	Emerging Markets Equity Fund	Emerging Markets Local Debt Fund	Equity Income Fund	Floating Rate Fund	Global Impact Fund	Growth Opportunities Fund	Healthcare Fund	High Yield Fund	International Equity Fund	Inflation Plus Fund	International Growth Fund
Small Capitalization Securi- ties Risk	X	X	X	X	X	X		X		X	X	X	X	X	X	X		X
Sovereign Debt Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Stripped Securities Risk	X	X					X		X		X				X
Structured Securities Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Sustainable Investing Risk				X								X
Taxable Income Risk
To Be Announced (TBA) Transactions Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Short Sales of TBA Invest- ments Risk	X	X					X		X		X	X			X		X
Use as an Underlying Fund Risk	X		X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
U.S. Government Securities Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Valuation Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Value Investing Style Risk	X		X			X				X						X
Volatility Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Warrants and Rights Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Zero Coupon Securities Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X

	International Opportunities Fund	International Value Fund	Low Duration High Income Fund	MidCap Fund	MidCap Value Fund	Multi-Asset Income Fund	Municipal Opportunities Fund	Municipal Short Duration Fund	Real Asset Fund	Short Duration Fund	Small Cap Growth Fund	Small Cap Value Fund	Small Company Fund	Strategic Income Fund	Sustainable Municipal Bond Fund	Total Return Bond Fund	World Bond Fund
Active Investment Management Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Active Trading Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Asset Allocation Risk						X			X
Asset-Backed Securities Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Collateralized Debt Obligations (CDOs) Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Asset Coverage Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Bond Forwards Risk			X			X	X	X	X	X				X	X	X	X
Borrowing Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Call Risk			X			X	X	X	X	X				X	X	X	X
Climate Change Investment Focus Risk
Commodities Regulatory Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Commodities Related Investments Risk									X
Convertible Securities Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Contingent Convertibles Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Synthetic Convertibles Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Counterparty Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Credit Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Credit Risk Transfer Securities Risk			X			X	X	X	X	X				X	X	X	X
Currency Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Cybersecurity Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Depositary Receipts Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
12

	International Opportunities Fund	International Value Fund	Low Duration High Income Fund	MidCap Fund	MidCap Value Fund	Multi-Asset Income Fund	Municipal Opportunities Fund	Municipal Short Duration Fund	Real Asset Fund	Short Duration Fund	Small Cap Growth Fund	Small Cap Value Fund	Small Company Fund	Strategic Income Fund	Sustainable Municipal Bond Fund	Total Return Bond Fund	World Bond Fund
Derivatives Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Hedging Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Options Contracts Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Equity Linked Notes Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Futures Contracts and Options on Futures Contracts Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Swap Agreements and Swaptions Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Inflation-Linked Instruments Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Hybrid Instruments Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Credit-Linked Securities Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Indexed Securities and Structured Notes Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Event-Linked Bonds Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Foreign Currency Transactions Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
P-Notes and Non-Standard War- rants Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Risk Factors in Derivative Instru- ments	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Dividend Risk	X	X		X	X	X					X	X
Dollar Rolls Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Equity Risk	X	X	X	X	X	X			X		X	X	X	X		X	X
Special Purpose Acquisition Companies Risk	X	X	X	X	X	X			X		X	X	X	X		X	X
ESG Integration Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X		X	X
Exchange-Traded Funds (ETFs) Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Semi-Transparent ETF Structure Risk
Exchange-Traded Notes (ETNs) Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Event Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Fixed Income Securities Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Focused Portfolio Risk
Foreign Investments Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Currency Risk and Exchange Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Principal Exchange Rate Linked Securities Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Performance Indexed Paper Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Settlement Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Fund of Funds Structure Risks
Government Intervention in Financial Markets Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Growth Investing Style Risk				X					X		X		X
Healthcare-Related Securities Risk
High Yield Investments (“Junk Bonds”) Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Distressed Securities Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Illiquid Investments Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Impact Investing Risk
Industry Concentration Risk									X
Inflation Protected Debt Securities Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Inflation Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Initial Public Offerings (“IPO”) Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Interest Rate Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Interfund Lending Program Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Inverse Floating Rate Securities Risk			X			X	X	X	X	X				X	X	X	X
Investment Grade Securities Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Investments in a Subsidiary Risk									X
13

	International Opportunities Fund	International Value Fund	Low Duration High Income Fund	MidCap Fund	MidCap Value Fund	Multi-Asset Income Fund	Municipal Opportunities Fund	Municipal Short Duration Fund	Real Asset Fund	Short Duration Fund	Small Cap Growth Fund	Small Cap Value Fund	Small Company Fund	Strategic Income Fund	Sustainable Municipal Bond Fund	Total Return Bond Fund	World Bond Fund
Investments in Emerging Market Securities Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Sukuk Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Large Cap Securities Risk	X	X		X	X	X			X		X	X	X
Large Shareholder Transaction Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
LIBOR Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Liquidation of Funds Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Loans and Loan Participations Risk			X			X			X	X				X		X	X
Floating Rate Loans Risk			X			X			X	X				X		X	X
Loan Participations Risk			X			X			X	X				X		X	X
Senior Loans Risk			X			X			X	X				X		X	X
Unsecured Loans Risk			X			X			X	X				X		X	X
Delayed Settlement Risk			X			X			X	X				X		X	X
Market Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Master Limited Partnership (“MLP”) Risk			X			X			X	X			X	X		X	X
Mid Cap Securities Risk	X	X		X	X	X			X		X	X	X
Money Market Instruments and Temporary Investment Strategies Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Mortgage-Related Securities Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Multi-Manager Risk
Municipal Securities Risk			X			X	X	X	X	X				X	X	X	X
Natural Resources Industry Concentration Risk									X
New Fund Risk
Non-Diversification Risk																	X
Operational Risks	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Other Capital Securities Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Other Investment Companies Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Passive Investment Management Risk
Preferred Stock Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Private Placement Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Private Investments in Public Equity (PIPEs) Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Quantitative Investing Risk			X			X					X			X		X	X
Real Estate Investment Trusts (“REITs”) Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Real Estate Related Securities Risks	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Regional/Country Focus Risk	X	X							X								X
Investments in Central and South America Risk	X	X	X	X	X	X			X	X	X	X	X	X		X	X
Investments in Europe Risk	X	X	X	X	X	X			X	X	X	X	X	X		X	X
Investments in Asia Risk	X	X	X	X	X	X			X	X	X	X	X	X		X	X
Investments in China Risk	X	X	X	X	X	X			X	X	X	X	X	X		X	X
Investments in Japan Risk	X	X	X	X	X	X			X	X	X	X	X	X		X	X
Investments in Russia Risk	X	X	X	X	X	X			X	X	X	X	X	X		X	X
Repurchase and Reverse Repurchase Agreements Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Restricted Securities Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Risks of Qualified Financial Contracts	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Sector Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Consumer Discretionary Sector Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Communication Services Sector Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Health Care Sector Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
14

	International Opportunities Fund	International Value Fund	Low Duration High Income Fund	MidCap Fund	MidCap Value Fund	Multi-Asset Income Fund	Municipal Opportunities Fund	Municipal Short Duration Fund	Real Asset Fund	Short Duration Fund	Small Cap Growth Fund	Small Cap Value Fund	Small Company Fund	Strategic Income Fund	Sustainable Municipal Bond Fund	Total Return Bond Fund	World Bond Fund
Financials Sector Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Industrials Sector Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Information Technology Sector Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Utilities Sector Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Securities Lending Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Securities Trusts Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Small Capitalization Securities Risk	X	X	X	X	X	X			X	X	X	X	X	X		X	X
Sovereign Debt Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Stripped Securities Risk			X			X	X	X	X	X				X	X	X	X
Structured Securities Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Sustainable Investing Risk															X
Taxable Income Risk							X	X							X
To Be Announced (TBA) Transac- tions Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Short Sales of TBA Investments Risk			X			X	X	X	X	X				X	X	X	X
Use as an Underlying Fund Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
U.S. Government Securities Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Valuation Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Value Investing Style Risk		X			X							X
Volatility Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Warrants and Rights Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Zero Coupon Securities Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X

	Checks and Balances Fund	Conservative Allocation Fund	Growth Allocation Fund	Moderate Allocation Fund
Active Investment Management Risk		X	X	X
Active Trading Risk	X	X	X	X
Asset Allocation Risk	X	X	X	X
Asset-Backed Securities Risk	X	X	X	X
Collateralized Debt Obligations (CDOs) Risk	X	X	X	X
Asset Coverage Risk	X	X	X	X
Bond Forwards Risk	X	X	X	X
Borrowing Risk	X	X	X	X
Call Risk	X	X	X	X
Climate Change Investment Focus Risk		X	X	X
Commodities Regulatory Risk	X	X	X	X
Commodities Related Investments Risk		X	X	X
Convertible Securities Risk	X	X	X	X
Contingent Convertibles Risk	X	X	X	X
Synthetic Convertibles Risk	X	X	X	X
Counterparty Risk	X	X	X	X
Credit Risk	X	X	X	X
Credit Risk Transfer Securities Risk	X	X	X	X
Currency Risk	X	X	X	X
Cybersecurity Risk	X	X	X	X
Depositary Receipts Risk	X	X	X	X
Derivatives Risk	X	X	X	X
Hedging Risk	X	X	X	X
Options Contracts Risk	X	X	X	X
Equity Linked Notes Risk		X	X	X
Futures Contracts and Options on Futures Contracts Risk	X	X	X	X
Swap Agreements and Swaptions Risk	X	X	X	X
Inflation-Linked Instruments Risk	X	X	X	X
Hybrid Instruments Risk	X	X	X	X
15

	Checks and Balances Fund	Conservative Allocation Fund	Growth Allocation Fund	Moderate Allocation Fund
Credit-Linked Securities Risk	X	X	X	X
Indexed Securities and Structured Notes Risk	X	X	X	X
Event-Linked Bonds Risk	X	X	X	X
Foreign Currency Transactions Risk	X	X	X	X
P-Notes and Non-Standard Warrants Risk	X	X	X	X
Risk Factors in Derivative Instruments	X	X	X	X
Dividend Risk	X	X	X	X
Dollar Rolls Risk	X	X	X	X
Equity Risk	X	X	X	X
Special Purpose Acquisition Companies Risk	X	X	X	X
ESG Integration Risk	X	X	X	X
Exchange-Traded Funds (ETFs) Risk	X	X	X	X
Semi-Transparent ETF Structure Risk		X	X	X
Exchange-Traded Notes (ETNs) Risk	X	X	X	X
Event Risk	X	X	X	X
Fixed Income Securities Risk	X	X	X	X
Focused Portfolio Risk		X	X	X
Foreign Investments Risk	X	X	X	X
Currency Risk and Exchange Risk	X	X	X	X
Principal Exchange Rate Linked Securities Risk	X	X	X	X
Performance Indexed Paper Risk	X	X	X	X
Settlement Risk	X	X	X	X
Fund of Funds Structure Risks	X	X	X	X
Government Intervention in Financial Markets Risk	X	X	X	X
Growth Investing Style Risk	X	X	X	X
Healthcare-Related Securities Risk	X	X	X	X
High Yield Investments (“Junk Bonds”) Risk	X	X	X	X
Distressed Securities Risk	X	X	X	X
Illiquid Investments Risk	X	X	X	X
Impact Investing Risk		X	X	X
Industry Concentration Risk		X	X	X
Inflation Protected Debt Securities Risk	X	X	X	X
Inflation Risk	X	X	X	X
Initial Public Offerings (“IPO”) Risk	X	X	X	X
Interest Rate Risk	X	X	X	X
Interfund Lending Program Risk	X	X	X	X
Inverse Floating Rate Securities Risk	X	X	X	X
Investment Grade Securities Risk	X	X	X	X
Investments in a Subsidiary Risk		X	X	X
Investments in Emerging Market Securities Risk	X	X	X	X
Sukuk Risk	X	X	X	X
Large Cap Securities Risk	X	X	X	X
Large Shareholder Transaction Risk	X	X	X	X
LIBOR Risk	X	X	X	X
Liquidation of Funds Risk	X	X	X	X
Loans and Loan Participations Risk	X	X	X	X
Floating Rate Loans Risk	X	X	X	X
Loan Participations Risk	X	X	X	X
Senior Loans Risk	X	X	X	X
Unsecured Loans Risk	X	X	X	X
Delayed Settlement Risk	X	X	X	X
Market Risk	X	X	X	X
Master Limited Partnership (“MLP”) Risk	X	X	X	X
Mid Cap Securities Risk	X	X	X	X
Money Market Instruments and Temporary Investment Strategies Risk	X	X	X	X
Mortgage-Related Securities Risk	X	X	X	X
Municipal Securities Risk	X	X	X	X
Natural Resources Industry Concentration Risk		X	X	X
New Fund Risk		X	X	X
Non-Diversification Risk		X	X	X
Operational Risks	X	X	X	X
Other Capital Securities Risk	X	X	X	X
Other Investment Companies Risk	X	X	X	X
Passive Investment Management Risk	X
Preferred Stock Risk	X	X	X	X
Private Placement Risk	X	X	X	X
Private Investments in Public Equity (PIPEs) Risk	X	X	X	X
16

	Checks and Balances Fund	Conservative Allocation Fund	Growth Allocation Fund	Moderate Allocation Fund
Quantitative Investing Risk	X	X	X	X
Real Estate Investment Trusts (“REITs”) Risk	X	X	X	X
Real Estate Related Securities Risk	X	X	X	X
Regional/Country Focus Risk		X	X	X
Investments in Central and South America Risk	X	X	X	X
Investments in Europe Risk	X	X	X	X
Investments in Asia Risk	X	X	X	X
Investments in China Risk	X	X	X	X
Investments in Japan Risk	X	X	X	X
Investments in Russia Risk	X	X	X	X
Repurchase and Reverse Repurchase Agreements Risk	X	X	X	X
Restricted Securities Risk	X	X	X	X
Risks of Qualified Financial Contracts	X	X	X	X
Sector Risk	X	X	X	X
Consumer Discretionary Sector Risk	X	X	X	X
Communication Services Sector Risk	X	X	X	X
Health Care Sector Risk	X	X	X	X
Financials Sector Risk	X	X	X	X
Industrials Sector Risk	X	X	X	X
Information Technology Sector Risk	X	X	X	X
Utilities Sector Risk	X	X	X	X
Securities Lending Risk	X	X	X	X
Securities Trusts Risk	X	X	X	X
Small Capitalization Securities Risk	X	X	X	X
Sovereign Debt Risk	X	X	X	X
Stripped Securities Risk	X	X	X	X
Structured Securities Risk	X	X	X	X
Sustainable Investing Risk		X	X	X
Taxable Income Risk	X	X	X	X
To Be Announced (TBA) Transactions Risk	X	X	X	X
Short Sales of TBA Securities Risk	X	X	X	X
Use as an Underlying Fund Risk
U.S. Government Securities Risk	X	X	X	X
Valuation Risk	X	X	X	X
Value Investing Style Risk	X	X	X	X
Volatility Risk	X	X	X	X
Warrants and Rights Risk	X	X	X	X
Zero Coupon Securities Risk	X	X	X	X
ACTIVE INVESTMENT MANAGEMENT RISK. The risk that, if the investment decisions and strategy of the portfolio manager(s) do not perform as expected, a Fund could underperform its peers or lose money. A Fund’s performance depends on the judgment of the portfolio manager(s) about a variety of factors, such as markets, interest rates and/or the attractiveness, relative value, liquidity, or potential appreciation of particular investments made for the Fund’s portfolio. The portfolio manager(s)’ investment models may not adequately take into account certain factors, may perform differently than anticipated and may result in a Fund having a lower return than if the portfolio managers used another model or investment strategy. In addition, to the extent a Fund allocates a portion of its assets to specialist portfolio managers, the styles employed by the different portfolio managers may not be complementary, which could adversely affect the Fund’s performance.
ACTIVE TRADING RISK. Active or frequent trading of a Fund’s portfolio securities could increase a Fund’s transaction costs and may increase an investor’s tax liability as compared to a fund with less active trading policies. These effects may adversely affect Fund performance.
ASSET ALLOCATION RISK. Asset allocation risk is the risk that, if a Fund’s strategy for allocating assets among different asset classes and/or portfolio management teams does not work as intended, the Fund may not achieve its investment objective or may underperform other funds with similar investment strategies. To the extent a Fund employs a multiple portfolio manager structure and combines different strategies into a single fund, the investment styles employed by the portfolio managers of such Fund may not be complementary, which could adversely affect the performance of the Fund.
ASSET-BACKED SECURITIES RISK. Asset-backed securities are securities backed by a pool of some underlying asset, including but not limited to home equity loans, installment sale contracts, credit card receivables or other assets. Asset-backed securities are “pass-through” securities, meaning that principal and interest payments — net of expenses — made by the borrower on the underlying assets (such as credit card receivables) are passed through to a Fund. The value of asset-backed securities, like that of traditional fixed income securities, typically increases when interest rates fall and decreases when interest rates rise. However, asset-backed securities differ from traditional fixed income securities because of their potential for prepayment. The price paid by
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a Fund for its asset-backed securities, the yield the Fund expects to receive from such securities and the average life of the securities are based on a number of factors, including the anticipated rate of prepayment of the underlying assets. In a period of declining interest rates, borrowers may prepay the underlying assets more quickly than anticipated, thereby reducing the yield to maturity and the average life of the asset-backed securities. Moreover, when a Fund reinvests the proceeds of a prepayment in these circumstances, it will likely receive a rate of interest that is lower than the rate on the security that was prepaid. To the extent that a Fund purchases asset-backed securities at a premium, prepayments may result in a loss to the extent of the premium paid. If a Fund buys such securities at a discount, both scheduled payments and unscheduled prepayments will increase current and total returns and unscheduled prepayments will also accelerate the recognition of income which, when distributed to shareholders, will be taxable as ordinary income. In a period of rising interest rates, prepayments of the underlying assets may occur at a slower than expected rate, creating maturity extension risk. This particular risk may effectively change a security that was considered short- or intermediate-term at the time of purchase into a longer term security. Since the value of longer-term securities generally fluctuates more widely in response to changes in interest rates than does the value of shorter term securities, maturity extension risk could increase the volatility of the Fund. When interest rates decline, the value of an asset-backed security with prepayment features may not increase as much as that of other fixed-income securities, and, as noted above, changes in market rates of interest may accelerate or retard prepayments and thus affect maturities.
Asset-backed securities do not always have the benefit of a security interest in the underlying asset. For example, credit card receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off amounts owed. The ability of an issuer of asset-backed securities to enforce its security interest in the underlying securities may be limited, and recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. If a Fund purchases asset-backed securities that are “subordinated” to other interests in the same asset-backed pool, the Fund as a holder of those securities may only receive payments after the pool’s obligations to other investors have been satisfied. Tax-exempt structured securities, such as tobacco bonds, are not considered asset-backed securities for purposes of each Fund’s investments.
Collateralized Debt Obligations (CDOs) Risk. A Fund may invest in collateralized debt obligations (“CDOs”), which include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust that is typically backed by a diversified pool of high risk, below investment grade fixed income securities. The collateral can be from many different types of fixed income securities such as high yield debt, residential privately issued mortgage-related securities, commercial privately issued mortgage-related securities, trust preferred securities and emerging market debt. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Other CDOs are trusts backed by other types of assets representing obligations of various parties. CDOs may charge management fees and administrative expenses.
For CBOs, CLOs and other CDOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since they are partially protected from defaults, senior tranches from a CBO trust, CLO trust or trust of another CDO typically have higher ratings and lower yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO, CLO or other CDO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO, CLO or other CDO securities as a class.
The risks of an investment in a CDO depend largely on the type of collateral held by the special purpose entity (“SPE”) and the tranche of the CDO in which the Fund invests. Investment risk may also be affected by the performance of a CDO’s collateral manager (the entity responsible for selecting and managing the pool of collateral securities held by the SPE trust), especially during a period of market volatility. CDOs may be deemed to be illiquid investments and subject to Rule 22e-4’s restrictions on investments in illiquid investments. However, an active dealer market may exist for CDOs allowing a CDO to qualify for Rule 144A transactions. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. The Fund’s investment in CDOs will not receive the same investor protection as an investment in registered securities. In addition, prices of CDO tranches can decline considerably. In addition to the normal risks associated with debt securities and asset backed securities (e.g., interest rate risk, credit risk and default risk), CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or quality or go into default or be downgraded; (iii) a Fund may invest in tranches of a CDO that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer, difficulty in valuing the security or unexpected investment results.
ASSET COVERAGE RISK. To the extent required by the 1940 Act and current SEC regulations, if a Fund engages in transactions that are borrowings or expose a Fund to certain obligations to another party and a Fund elects to treat those obligations as borrowings, a Fund will maintain assets with a value sufficient at all times to meet the asset coverage ratio required by the 1940 Act and other applicable rules and regulations. The need to maintain this level of assets could impede portfolio management or a
18

Fund’s ability to meet shareholder redemption requests or other current obligations. Each Fund reserves the right to modify its asset coverage policies in the future to comply with any changes in the SEC’s positions regarding asset coverage. See "Derivatives Regulatory Matters" herein.
BOND FORWARDS RISK. A bond forward is a contractual agreement between a Fund and another party to buy or sell an underlying asset at an agreed-upon future price and date. When a Fund enters into a bond forward, it will also simultaneously enter into a reverse repurchase agreement. In a bond forward transaction, no cash premium is paid when the parties enter into the bond forward. If the transaction is collateralized, an exchange of margin collateral will take place according to an agreed-upon schedule. Otherwise, no asset of any kind changes hands until the bond forward matures (typically in 30 days) or is rolled over for another agreed-upon period. Generally, the value of the bond forward will change based on changes in the value of the underlying asset. Bond forwards are subject to market risk (the risk that the market value of the underlying bond may change), non-correlation risk (the risk that the market value of the bond forward might move independently of the market value of the underlying bond) and counterparty credit risk (the risk that a counterparty will be unable to meet its obligation under the contract). If there is no cash exchanged at the time a Fund enters into the bond forward, counterparty risk may be limited to the loss of any marked-to-market profit on the contract and any delays or limitations on the Fund’s ability to sell or otherwise use the investments used as collateral for the bond forward. Reverse repurchase agreements involve the sale of securities held by a Fund with an agreement to repurchase the securities at an agreed-upon price, date and interest payment. Reverse repurchase agreements carry the risk that the market value of the securities that a Fund is obligated to repurchase may decline below the repurchase price. A Fund could also lose money if it is unable to recover the securities and the value of the collateral held by the Fund is less than the value of securities. The use of reverse repurchase agreements may increase the possibility of fluctuation in a Fund’s net asset value.
BORROWING RISK. Each Fund may borrow money to the extent set forth under “Investment Objectives and Policies.” The Funds do not intend to borrow for leverage purposes, except as may be set forth under “Investment Objectives and Policies.” Interest paid on borrowings will decrease the net earnings of a Fund and will not be available for investment.
Each Fund participates in a 364-day committed line of credit pursuant to a credit agreement and may borrow under the line of credit for temporary or emergency purposes.
CALL RISK. Call risk is the risk that an issuer, especially during periods of falling interest rates, may redeem a security by repaying it early. Issuers may call outstanding securities prior to their maturity due to a decline in interest rates, a change in credit spreads or changes to or improvements in the issuer’s credit quality. If an issuer calls a security in which a Fund has invested, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest the money it receives in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features. This could potentially lower the Fund’s income, yield and its distributions to shareholders.
CLIMATE CHANGE INVESTMENT FOCUS RISK. A Fund's focus on securities of issuers that seek opportunities to address or benefit from climate change may affect the Fund’s exposure to certain sectors or types of investments. The Fund’s relative investment performance may also be impacted depending on whether such sectors or investments are in or out of favor with the market. Certain companies focused on sustainable energy and climate change solutions may be dependent on, and significantly affected by, developing technologies, short product life cycles, competition from new market entrants, fluctuations in energy prices and supply and demand of alternative energy sources. These companies also may be dependent on the government policies of U.S. and foreign governments, including tax incentives and subsidies, as well as on political support for certain environmental initiatives. In addition, under certain market conditions, a Fund may underperform funds that invest in a broader array of investments. A Fund’s exclusion of investments in companies with significant fossil fuel exposure, in particular, may adversely affect the Fund’s relative performance at times when such investments are performing well.
COMMODITIES REGULATORY RISK. Commodity-related companies are subject to significant federal, state and local government regulation in virtually every aspect of their operations, including how facilities are constructed, maintained and operated, environmental and safety controls, and the prices they may charge for the products and services they provide. In addition, certain derivatives (for example, interest rate swaps) are considered to be commodities for regulatory purposes. The CFTC and the exchanges are authorized to take extraordinary actions in the event of a market emergency, including, for example, the retroactive implementation of speculative position limits or higher margin requirements, the establishment of daily limits and the suspension of trading. Any of these actions, if taken, could adversely affect the returns of a Fund by limiting or precluding investment decisions the Fund might otherwise make. Periodically, the CFTC and exchanges change the position limits to which futures, options on futures and some swaps are subject. To the extent these contracts are traded, a Fund may be constrained by how many contracts it may trade. The CFTC has also modified the bona fide hedging exemption for which certain swap dealers have historically been eligible, which could limit the amount of speculative OTC transaction capacity each such swap dealer would have available for an applicable Fund prior to the applicable compliance date. In addition, various national governments have expressed concern regarding the derivatives markets and the need to regulate such markets. Stricter laws, regulations or enforcement policies, with respect to the derivatives market, could be enacted in the future which would likely increase compliance costs and may adversely affect the operations and financial performance of commodity-related companies. The effect of any future regulatory change on a Fund is impossible to predict, but could be substantial and adverse to the Fund. Also, future regulatory developments may impact a Fund’s ability to invest
19

in commodity-linked derivatives. In addition, the Internal Revenue Service (the “IRS”) has currently suspended the issuance of private letter rulings relating to the tax treatment of income and gain generated by investments in commodity-linked notes and income generated by investments in controlled foreign corporations that invest in commodity-linked derivative instruments. See “Investments in a Subsidiary Risk” below.
COMMODITIES RELATED INVESTMENTS RISK. Investment in commodity related securities or commodity-linked derivative instruments may subject a Fund to greater volatility than investments in traditional securities. The commodities markets have experienced periods of extreme volatility. Volatility in the commodities markets may result in rapid and substantial changes (positive or negative) in the value of the Fund’s holdings. The value of commodity related securities and commodity-linked derivative instruments may be affected by changes in overall market movements, changes in interest rates, lack of liquidity, and events or circumstances that affect a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments, as well as participation in the commodities markets of speculators as well as commodity index volatility generally. The value of energy, industrial metals, precious metals, agriculture and livestock sector commodities may fluctuate widely due to factors such as changes in value, supply and demand and governmental regulatory policies and are subject to temporary distortions and other disruptions due to, among other factors, the participation of speculators. The commodity-linked securities in which a Fund invests may be issued by companies in the financial services sector, and thus events affecting the financial services sector may also cause the Fund’s share value to fluctuate. The frequency and magnitude of changes in the commodities markets cannot be predicted. U.S. futures exchanges and some foreign exchanges limit the amount of fluctuation in futures commodities contract prices which may occur in a single business day (generally referred to as “daily price fluctuation limits”). The maximum or minimum price of a contract as a result of these limits is referred to as a “limit price.” If the limit price has been reached in a particular contract, no trades may be made beyond the limit price. Limit prices have the effect of precluding trading in a particular contract or forcing the liquidation of contracts at disadvantageous times or prices.
The prices of commodity-linked derivative instruments may move in different directions than investments in traditional equity and debt securities when the value of those traditional securities is declining due to adverse economic conditions. As an example, during periods of rising inflation, debt securities have historically tended to decline in value due to the general increase in prevailing interest rates. Conversely, during those same periods of rising inflation, the prices of certain commodities, such as oil and metals, have historically tended to increase. Of course, there cannot be any guarantee that these investments will perform in that manner in the future, and at certain times the price movements of commodity-linked instruments have been parallel to those of debt and equity securities. Commodities have historically tended to increase and decrease in value during different parts of the business cycle to a greater extent than financial assets. Nevertheless, at various times, commodities prices may move in tandem with the prices of financial assets and thus may not provide overall portfolio diversification benefits.
Investments linked to the prices of commodities may be considered speculative. A Fund may invest in exchange traded commodities (“ETCs”), which are investment vehicles that track the performance of a commodity or an underlying commodity index. Many ETCs implement a futures trading strategy in lieu of actually owning physical commodities and may therefore produce different results than they would through ownership of the commodity. A Fund will indirectly bear a pro rata share of fees and expenses incurred by any ETCs in which the Fund is invested. A liquid secondary market may not exist for certain commodity-linked derivatives and ETCs, which may make it difficult for a Fund to sell them at a desirable price or at the price at which it is carrying them.
The CFTC has adopted amendments to its position limits rules that establish certain new and amended position limits for 25 specified physical commodity futures and related options contracts traded on exchanges, other futures contracts and related options directly or indirectly linked to such 25 specified contracts, and any swap transactions that are economically equivalent to the 25 specified contracts. The amendments also modify the bona fide hedging exemption for which certain swap dealers have historically been eligible, which could limit the amount of speculative transaction capacity each such swap dealer would have available for a Fund prior to the applicable compliance date.
CONVERTIBLE SECURITIES RISK. The market value of a convertible security typically performs like that of a regular debt security; this means that if market interest rates rise, the value of a convertible security usually falls. Convertible securities are also subject to the risk that the issuer will not be able to pay interest or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risk that apply to the underlying common stock. A convertible security tends to perform more like a stock when the underlying stock price is high relative to the conversion price (because more of the security’s value resides in the option to convert) and more like a debt security when the underlying stock price is low relative to the conversion price (because the option to convert is less valuable).
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Contingent Convertibles Risk. Contingent convertible securities (also known as contingent capital securities or CoCos) (“CoCos”) are a form of hybrid debt security that are intended to either convert into equity or have their principal written down upon the occurrence of certain “triggers.” The triggers are generally linked to regulatory capital thresholds or regulatory actions calling into question the issuing banking institution’s continued viability as a going-concern. CoCos’ unique equity conversion or principal write-down features are tailored to the issuing banking institution and its regulatory requirements. Some additional risks associated with CoCos include, but are not limited to:
Loss absorption risk – CoCos have no stated maturity and have fully discretionary coupons. This means coupons can potentially be cancelled at the banking institution’s discretion or at the request of the relevant regulatory authority in order to help the bank absorb losses.
Subordinated instruments – CoCos will, in the majority of circumstances, be issued in the form of subordinated debt instruments in order to provide the appropriate regulatory capital treatment prior to a conversion. Accordingly, in the event of liquidation, dissolution or winding-up of an issuer prior to a conversion having occurred, the rights and claims of the holders of the CoCos, such as a Fund, against the issuer in respect of or arising under the terms of the CoCos shall generally rank junior to the claims of all holders of unsubordinated obligations of the issuer. In addition, if the CoCos are converted into the issuer’s underlying equity securities following a conversion event (i.e., a “trigger”), each holder will be subordinated due to their conversion from being the holder of a debt instrument to being the holder of an equity instrument. In certain circumstances, the principal of CoCos may be written down to zero even when the underlying equity may retain value.
Market value will fluctuate based on unpredictable factors – The value of CoCos is unpredictable and will be influenced by many factors including, without limitation: (i) the creditworthiness of the issuer and/or fluctuations in such issuer’s applicable capital ratios; (ii) supply and demand for the CoCos; (iii) general market conditions and available liquidity; and (iv) economic, financial and political events that affect the issuer, its particular market or the financial markets in general.
Synthetic Convertibles Risk. Synthetic convertible securities involve the combination of separate securities that possess the two principal characteristics of a traditional convertible security (i.e., an income-producing component and a right to acquire an equity security). Synthetic convertible securities are often achieved, in part, through investments in warrants or options to buy common stock (or options on a stock index), and therefore are subject to the risks associated with derivatives. The value of a synthetic convertible security will respond differently to market fluctuations than a traditional convertible security because a synthetic convertible is composed of two or more separate securities or instruments, each with its own market value. Because the convertible component is typically achieved by investing in warrants or options to buy common stock at a certain exercise price, or options on a stock index, synthetic convertible securities are subject to the risks associated with derivatives. In addition, if the value of the underlying common stock or the level of the index involved in the convertible component falls below the exercise price of the warrant or option, the warrant or option may lose all value.
COUNTERPARTY RISK. With respect to certain transactions, such as over-the-counter (“OTC”) derivatives contracts or repurchase agreements, a Fund will be exposed to the risk that the counterparty to the transaction may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise to honor its obligations. In the event of a bankruptcy or insolvency of a counterparty, a Fund could experience delays in liquidating its positions and significant losses, including declines in the value of its investment during the period in which the Fund seeks to enforce its rights, the inability to realize any gains on its investment during such period and any fees and expenses incurred in enforcing its rights. A Fund also bears the risk of loss of the amount expected to be received under a derivative transaction in the event of the default or bankruptcy of a counterparty. OTC derivatives may not offer a Fund the same level of protection as exchange traded derivatives.
CREDIT RISK. Credit risk is the risk that the issuer of a security will not be able to make timely principal and interest payments. Changes in an issuer’s financial strength, credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of a Fund’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation. Although the U.S. government has honored its credit obligations, it remains possible that the U.S. could default on its obligations. A U.S. credit rating downgrade or a U.S. credit default could decrease the value and increase the volatility of a Fund’s investments. While it is impossible to predict the consequences of such an event, a default by the U.S. or credit downgrade could be highly disruptive to the U.S. and global securities markets and could significantly impair the value of a Fund’s investments. Periods of market volatility may increase credit risk.
CREDIT RISK TRANSFER SECURITIES RISK. Credit risk transfer (“CRT”) securities are fixed income securities that transfer the credit risk related to certain types of mortgage-backed securities (“MBS”) to the owner of the CRT securities. If the underlying mortgages default, the principal of the CRT securities is used to pay back holders of the MBS. As a result, all or part of the mortgage default or credit risk associated with the underlying mortgage pools is transferred to such owners. Therefore, a Fund could lose all or part of its investments in CRT securities in the event of default by the underlying mortgages.
CURRENCY RISK. The risk that the value of a Fund’s investments in foreign securities or currencies will be affected by the value of the applicable currency relative to the U.S. dollar. Foreign currency exchange rates may fluctuate significantly over short periods of time for a number of reasons, including: interest rates, inflation, changes in balance or payments and governmental
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surpluses or deficits, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the U.S. or abroad. Changes in foreign currency exchange rates will affect the U.S. dollar market value of securities denominated in such foreign currencies and any income received or expenses paid by a Fund in that foreign currency. This may affect the Fund’s share price, income and distributions to shareholders. When a Fund sells a foreign currency or foreign currency denominated security, its value may be worth less in U.S. dollars even if the investment increases in value in its local market. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk, as the revenue earned by issuers of these securities may also be affected by changes in the issuer’s local currency. Currency markets generally are not as regulated as securities markets. Currency risk may be particularly high to the extent that the Fund invests in foreign securities or currencies that are economically tied to emerging market countries. Some countries may have fixed or managed currencies that are not free-floating against the U.S. dollar. The dollar value of foreign investments may be affected by exchange controls. A Fund may be positively or negatively affected by governmental strategies intended to make the U.S. dollar, or other currencies in which the Fund invests, stronger or weaker. For example, the Chinese government heavily regulates the domestic exchange of foreign currencies and renminbi ("RMB") exchange rates in China, which may adversely affect the operations and financial results of a Fund’s investments in China. At times, there may be insufficient offshore RMB for a Fund to remain fully invested in Chinese equities. Although offshore RMB (CNH) and onshore RMB (CNY) are the same currency, they trade at different rates. Any divergence between CNH and CNY may adversely impact investors. Under exceptional circumstances, payment of proceeds from underlying investments and/or dividend payments in RMB may be delayed due to the exchange controls and restrictions applicable to RMB. Certain currencies may not be internationally traded, which could cause illiquidity with respect to a Fund’s investments in that currency and any securities denominated in that currency. Some countries may adopt policies that would prevent a Fund from transferring cash out of the country or withhold portions of interest and dividends at the source. Certain currencies have experienced a steady devaluation relative to the U.S. dollar. Any devaluations in the currencies in which a Fund’s portfolio securities are denominated may have a detrimental impact on the Fund. Where the exchange rate for a currency declines materially after a Fund’s income has been accrued and translated into U.S. dollars, the Fund may need to redeem portfolio securities to make required distributions. Similarly, if an exchange rate declines between the time a Fund incurs expenses in U.S. dollars and the time such expenses are paid, the Fund will have to convert a greater amount of the currency into U.S. dollars in order to pay the expenses. Investing in foreign currencies for purposes of gaining from projected changes in exchange rates further increases a Fund's exposure to foreign securities losses.
CYBERSECURITY RISK. Cybersecurity breaches are either intentional or unintentional events that allow an unauthorized party to gain access to Fund assets, customer data, or proprietary information, or cause a Fund or Fund service provider to suffer data corruption or lose operational functionality. Intentional cybersecurity incidents include: unauthorized access to systems, networks, or devices (such as through “hacking” activity); infection from computer viruses or other malicious software code; and attacks that shut down, disable, slow, or otherwise disrupt operations, business processes, or website access or functionality. In addition, unintentional incidents can occur, such as the inadvertent release of confidential information. Recently, geopolitical tensions may have increased the scale and sophistication of deliberate cybersecurity attacks, particularly those from nation-states or from entities with nation-state backing.
A cybersecurity breach could result in the loss or theft of customer data or funds, the inability to access electronic systems (“denial of services”), loss or theft of proprietary information or corporate data, physical damage to a computer or network system, or costs associated with system repairs, any of which could have a substantial impact on the Funds. For example, in a denial of service, Fund shareholders could lose access to their electronic accounts indefinitely, and employees of the Investment Manager, the sub-adviser(s), or the Funds' other service providers may not be able to access electronic systems to perform critical duties for the Funds, such as trading, NAV calculation, shareholder accounting, or fulfillment of Fund share purchases and redemptions. Cybersecurity incidents could cause the Funds, the Investment Manager, the sub-adviser(s), or other service provider to incur regulatory penalties, reputational damage, compliance costs associated with corrective measures, or financial loss. They may also result in violations of applicable privacy and other laws. In addition, such incidents could affect issuers in which a Fund invests, thereby causing the Fund’s investments to lose value.
The Investment Manager, the sub-adviser(s), and their affiliates have established risk management systems that seek to reduce cybersecurity risks, and business continuity plans in the event of a cybersecurity breach. However, there are inherent limitations in such plans, including that certain risks have not been identified, and there is no guarantee that such efforts will succeed, especially since none of the Investment Manager, the sub-adviser(s), or their affiliates controls the cybersecurity systems of the Funds' third-party service providers (including the Funds' custodian), or those of the issuers of securities in which the Funds invest.
DEPOSITARY RECEIPTS RISK. A Fund may invest in securities of foreign issuers in the form of depositary receipts or other securities that are convertible into securities of foreign issuers, including depositary receipts that are not sponsored by a financial institution (“Unsponsored Depositary Receipts”). Examples of depositary receipts include American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”) and Chinese Depositary Receipts (“CDRs”). ADRs are receipts typically issued by a U.S. bank or trust company that evidence underlying securities issued by a foreign corporation. ADRs are traded on U.S. securities exchanges, or in over-the-counter markets, and are denominated in U.S. dollars. EDRs and GDRs are similar instruments that are issued in Europe (EDRs) or globally (GDRs), traded on foreign securities exchanges and denominated
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in foreign currencies. Generally, CDRs, in registered from, are designed for use in the Chinese securities markets. CDRs may involve certain risks not applicable to investing in U.S. issuers, including changes in currency rates, application of local tax laws, changes in governmental administration or economic or monetary policy or changed circumstances in dealings between nations. The value of a depositary receipt will fluctuate with the value of the underlying security, reflect changes in exchange rates and otherwise involve the same risks associated with the foreign securities that they evidence or into which they may be converted. Depositary receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted. The issuers of Unsponsored Depositary Receipts are not obligated to disclose information that would be considered material in the United States. Therefore, there may be less information available regarding their issuers and there may not be a correlation between such information and the market value of the depositary receipts. The issuers of Depositary Receipts may discontinue issuing new Depositary Receipts and withdraw existing Depositary Receipts at any time, which may result in costs and delays in the distribution of the underlying assets to a Fund and may negatively impact the Fund’s performance.
A Fund may also invest in Global Depositary Notes (“GDN”), a form of depositary receipt. A GDN is a debt instrument created by a bank that evidences ownership of a local currency-denominated debt security. An investment in GDNs involves further risks due to certain features of GDNs. GDNs emulate the terms (interest rate, maturity date, credit quality, etc.) of particular local currency-denominated bonds; however, they trade, settle, and pay interest and principal in U.S. dollars, and are Depository Trust Company/Euroclear/Clearstream eligible. Any distributions paid to the holders of GDNs are usually subject to a fee charged by the depositary. Certain investment restrictions in certain countries may adversely impact the value of GDNs because such restrictions may limit the ability to convert bonds into GDNs and vice versa. Such restrictions may cause bonds of the underlying issuer to trade at a discount or premium to the market price of the GDN. See also “Foreign Investments Risk” below.
DERIVATIVES RISK. A Fund may use instruments called derivatives or derivative investments. Although each Fund of Funds primarily invests in Underlying Funds, each Fund of Funds may invest directly in derivative investments such as futures and options and swap transactions to manage risk, to replicate securities the Fund of Funds could buy, or for other investment purposes. A derivative is a financial instrument the value of which is derived from the value of one or more underlying securities, commodities, currencies, indices, debt instruments, other derivatives or any other agreed upon pricing index or arrangement (e.g., the movement over time of the Consumer Price Index or freight rates) (each an “Underlying Instrument”). Derivative contracts are either physically settled, which means the parties trade the Underlying Instrument itself, or cash settled, which means the parties simply make cash payments based on the value of the Underlying Instrument (and do not actually deliver or receive the Underlying Instrument). Derivatives may allow a Fund to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments.
Many derivative contracts are traded on securities or commodities exchanges, the contract terms are generally standard, and the parties make payments due under the contracts through the exchange. Most exchanges require the parties to post margin against their obligations under the contracts, and the performance of the parties’ obligations under such contracts is usually guaranteed by the exchange or a related clearing corporation. Other derivative contracts are traded over-the-counter (“OTC”) in transactions negotiated directly between the counterparties. OTC derivative contracts do not have standard terms, so they are generally less liquid and more difficult to value than exchange-traded contracts. OTC derivatives also expose a Fund to additional credit risks to the extent a counterparty defaults on a contract. See “Additional Risk Factors and Considerations of OTC Transactions” below.
Depending on how a Fund uses derivatives and the relationships between the market values of the derivative and the Underlying Instrument, derivatives could increase or decrease a Fund’s exposure to the risks of the Underlying Instrument. Derivative contracts may also expose the Fund to additional liquidity and leverage risks. See “Risk Factors in Derivative Instruments” below.
A Fund may use derivatives for various purposes, including for cash flow management, as part of its overall investment strategy, to seek to replicate the performance of a particular index, or to seek to enhance returns. The use of derivatives to seek to enhance returns is considered speculative because a Fund is primarily seeking to achieve gains rather than to offset, or hedge, the risks of other positions. When a Fund invests in a derivative for speculative purposes, the Fund is fully exposed to the risks of loss of that derivative, which may sometimes be greater than the cost of the derivative itself. No Fund may use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly.
Hedging Risk. Each Fund may use derivative instruments to offset the risks, or to “hedge” the risks, associated with other Fund holdings. For example, derivatives may be used to hedge against movements in interest rates, currency exchange rates and the equity markets through the use of options, futures transactions and options on futures. Derivatives may also be used to hedge against duration risk in fixed-income investments. Losses on one Fund investment may be substantially reduced by gains on a derivative that reacts to the same market movements in an opposite manner. However, while hedging can reduce losses, it can also reduce or eliminate gains or cause losses if the market moves in a manner different from that anticipated by the Fund or if the cost of the derivative offsets the advantage of the hedge.
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Among other risks, hedging involves correlation risk, which is the risk that changes in the value of the derivative will not match (i.e., will not offset) changes in the value of the holdings being hedged as expected by a Fund. In such a case, any losses on the Fund holdings being hedged may not be reduced or may even be increased as a result of the use of the derivative. The inability to close options and futures positions also could have an adverse impact on a Fund’s ability effectively to hedge its portfolio.
There can be no assurance that the use of hedging transactions will be effective. Each Fund is not required to engage in hedging transactions, and each Fund may choose not to do so. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.
The Funds might not employ any of the derivatives strategies described below, and there can be no assurance that any strategy used will succeed. A Fund’s success in employing derivatives strategies may depend on a sub-adviser’s correctly forecasting interest rates, market values or other economic factors, and there can be no assurance that a sub-adviser’s forecasts will be accurate. If a sub-adviser’s forecasts are not accurate, the Fund may end up in a worse position than if derivatives strategies had not been employed at all. A Fund’s ability to use certain derivative transactions may be limited by tax considerations and certain other legal considerations. Further, suitable derivative transactions might not be available at all times or in all circumstances. Described below are certain derivative instruments and trading strategies the Funds may use (either separately or in combination) in seeking to achieve their overall investment objectives.
Options Contracts Risk. An options contract, or an “option,” is a type of derivative. An option is an agreement between two parties in which one gives the other the right, but not the obligation, to buy or sell an Underlying Instrument at a set price (the “exercise price” or “strike price”) for a specified period of time, or to receive a cash settlement payment. The buyer of an option pays a premium for the opportunity to decide whether to carry out the transaction (exercise the option) when it is beneficial. The option seller (writer) receives the initial premium and is obligated to carry out the transaction if and when the buyer exercises the option. Options can trade on exchanges or in the OTC market and may be bought or sold on a wide variety of Underlying Instruments. Options that are written on futures contracts, or futures options (discussed below), are subject to margin requirements similar to those applied to futures contracts. A Fund may engage in options transactions on any security or instrument in which it may invest, on any securities index based on securities in which it may invest or on any aggregates of equity and debt securities consisting of securities in which it may invest (aggregates are composites of equity or debt securities that are not tied to a commonly known index). A Fund may also enter into options on foreign currencies. As with futures and swaps (discussed below), the success of any strategy involving options depends on a sub-adviser’s analysis of many economic and mathematical factors, and a Fund’s return may be higher if it does not invest in such instruments at all. The sections below describe certain types of options and related techniques that a Fund may use.
Call Options – A call option gives the holder the right to purchase the Underlying Instrument at the exercise price, or to receive a cash settlement payment, for a fixed period of time. A Fund would typically purchase a call option in anticipation of an increase in value of the Underlying Instrument because owning the option allows the Fund to participate in price increases on a more limited risk basis than if the Fund had initially directly purchased the Underlying Instrument. If, during the option period, the market value of the Underlying Instrument exceeds the exercise price, plus the option premium paid by the Fund and any transaction costs the Fund incurs in purchasing the option, the Fund realizes a gain upon exercise of the option. Otherwise, the Fund realizes either no gain or a loss on its purchase of the option.
A Fund is also permitted to write (i.e., sell) “covered” call options, which obligate a Fund, in return for the option premium, to sell the Underlying Instrument to the option holder for the exercise price, or to make a cash settlement payment, if the option is exercised at any time before or on its expiration date. In order for a call option to be covered, a Fund must have at least one of the following in place with respect to the option and for so long as the option is outstanding: (i) the Fund owns the Underlying Instrument subject to the option (or, in the case of an option on an index, owns securities whose price changes are expected to be similar to those of the underlying index), (ii) the Fund has an absolute and immediate right to acquire the Underlying Instrument without additional cash consideration upon conversion or exchange of other securities in its portfolio, or (iii) the Fund enters into an offsetting forward contract and/or purchases an offsetting option or any other option that, by virtue of its exercise price or otherwise, reduces the Fund’s net exposure on its written option position.
A Fund would typically write a call option to generate income from the option premium and/or in anticipation of a decrease, or only a limited increase (i.e., an increase that is less than the option premium received by the Fund in writing the option), in the market value of the Underlying Instrument. In writing a call option, however, a Fund would not profit if the market value of the Underlying Instrument increases to an amount that exceeds the sum of the exercise price plus the premium received by the Fund. Also, a Fund cannot sell the Underlying Instrument while the option is in effect unless the Fund enters into a closing purchase transaction. A closing purchase transaction cancels out the Fund’s position as option writer by means of an offsetting purchase of an identical option prior to the expiration or exercise of the option it has written.
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Put Options – A put option gives the holder the right to sell the Underlying Instrument at the exercise price, or to receive a cash settlement payment, for a fixed period of time. A Fund would typically purchase a put option in anticipation of a decline in market values of securities. This limits the Fund’s potential for loss in the event that the market value of the Underlying Instrument falls below the exercise price.
A Fund is also permitted to write covered put options on the securities or instruments in which it may invest. In order for a put option to be covered, a Fund must enter into an offsetting forward contract and/or purchases an offsetting option or any other option that, by virtue of its exercise price or otherwise, reduces the Fund’s net exposure on its written option position.
A Fund would typically write a put option on an Underlying Instrument to generate income from premiums and in anticipation of an increase or only a limited decrease in the value of the Underlying Instrument. However, as writer of the put and in return for the option premium, a Fund takes the risk that it may be required to purchase the Underlying Instrument at a price in excess of its market value at the time of purchase. Because the purchaser may exercise its right under the option contract at any time during the option period, a Fund has no control over when it may be required to purchase the Underlying Instrument unless it enters into a closing purchase transaction.
Collars and Straddles – A Fund may employ collars, which are options strategies in which a call with an exercise price greater than the price of the Underlying Instrument (an “out-of-the-money call”) is sold and an in-the-money put (where the exercise price is again above the price of the Underlying Instrument) is purchased, to preserve a certain return within a predetermined range of values. A Fund may also write covered straddles consisting of a combination of a call and a put written on the same Underlying Instrument. A straddle is covered when sufficient assets are deposited to meet a Fund’s immediate obligations. A Fund may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put.
Options on Indices – A Fund is permitted to invest in options on any index made up of securities or other instruments in which the Fund itself may invest. Options on indices are similar to options on securities except that index options are always cash settled, which means that upon exercise of the option the holder receives cash equal to the difference between the closing price of the index and the exercise price of the option times a specified multiple that determines the total monetary value for each point of such difference. As with other written options, index options written by a Fund may be covered.
Risks Associated with Options – There are several risks associated with options transactions. For example, there are significant differences between the options market and the securities markets that could result in imperfect correlation between the two markets. Such imperfect correlation could then cause a given transaction to fail to achieve its objectives. Options are also subject to the risks of an illiquid secondary market, whether those options are traded over-the-counter or on a national securities exchange. There can be no assurance that a liquid secondary market on an options exchange will exist for any particular exchange-traded option at any particular time. If a Fund is unable to effect a closing purchase transaction with respect to options it has written, the Fund will not be able to sell the Underlying Instruments. Similarly, if a Fund is unable to effect a closing sale transaction with respect to options it has purchased, it would have to exercise the options in order to realize any profit and would incur transaction costs upon the purchase or sale of the Underlying Instruments. Moreover, a Fund’s ability to engage in options transactions may be limited by tax considerations and other legal considerations.
The presence of a liquid secondary market on an options exchange may dry up for any or all of the following reasons: (i) there may be insufficient trading interest in certain options; (ii) the exchange may impose restrictions on opening or closing transactions or both; (iii) the exchange may halt or suspend trading, or impose other restrictions, on particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal exchange operations; (v) the facilities of the exchange or its related clearing corporation may at times be inadequate to handle trading volume; and/or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or particular classes or series of options), in which event the secondary market on that exchange (or in such classes or series of options) would cease to exist. However, if the secondary market on an exchange ceases to exist, it would be expected (though it cannot be guaranteed) that outstanding options on that exchange, if any, that had been issued as a result of trades on that exchange would continue to be exercisable in accordance with their terms.
A Fund’s options transactions will also be subject to limitations, established by exchanges, boards of trade or other trading facilities, governing the maximum number of options in each class that may be written or purchased by any single investor or a group of investors acting in concert. As such, the number of options any single Fund can write or purchase may be affected by options already written or purchased by other Hartford Funds. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits and/or impose sanctions. Also, the hours of trading for options may not conform to the hours during which the Underlying Instruments are traded. To the extent that the options markets close before the markets for the Underlying Instruments, significant price movements can take place in the underlying markets that would not be reflected in the options markets.
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OTC options implicate additional liquidity and credit risks. Unlike exchange-listed options, where an intermediary or clearing corporation assures that the options transactions are properly executed, the responsibility for performing OTC options transactions rests solely on the writer and holder of those options. See “Additional Risk Factors and Considerations of OTC Transactions” below.
The writing and purchase of options is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The successful use of options depends on a sub-adviser’s ability to predict correctly future price fluctuations and the degree of correlation between the options and securities markets. See “Risk Factors in Derivative Instruments” below.
Additional Risk Associated with Options on Indices – The writer’s payment obligation under an index option (which is a cash-settled option) usually equals a multiple of the difference between the exercise price, which was set at initiation of the option, and the closing index level on the date the option is exercised. As such, index options implicate a “timing risk” that the value of the underlying index will change between the time the option is exercised by the option holder and the time the obligation thereunder is settled in cash by the option writer.
Equity Linked Notes Risk. Investments in equity linked notes (“ELNs”) often have risks similar to their underlying securities, which could include management risk, market risk and, as applicable, foreign securities and currency risks. In addition, since ELNs are in note form, ELNs are also subject to certain debt securities risks, such as interest rate and credit risk. Should the prices of the underlying securities move in an unexpected manner, a Fund may not achieve the anticipated benefits of an investment in an ELN, and may realize losses, which could be significant and could include the Fund’s entire principal investment. An investment in an ELN is also subject to counterparty risk, which is the risk that the issuer of the ELN will default or become bankrupt and a Fund will have difficulty being repaid, or fail to be repaid, the principal amount of, or income from, its investment. Investments in ELNs are also subject to liquidity risk, which may make ELNs difficult to sell and value. In addition, ELNs may exhibit price behavior that does not correlate with the underlying securities or a fixed income investment. See also “Foreign Investments – Linked Notes” below.
Futures Contracts and Options on Futures Contracts Risk. A futures contract, which is a type of derivative, is a standardized, exchange-traded contract that obligates the purchaser to take delivery, and the seller to make delivery, of a specified quantity of an Underlying Instrument at a specified price and specified future time, or to make a cash settlement payment. A Fund is generally permitted to invest in futures contracts and options on futures contracts with respect to, but not limited to, equity and debt securities and foreign currencies, aggregates of equity and debt securities (aggregates are composites of equity or debt securities that are not tied to a commonly known index), interest rates, indices, commodities and other financial instruments.
No price is paid upon entering into a futures contract. Rather, when a Fund purchases or sells a futures contract it is required to post margin (“initial margin”) with the futures commission merchant (“FCM”) executing the transaction. The margin required for a futures contract is usually less than ten percent of the contract value, but it is set by the exchange on which the contract is traded and may by modified during the term of the contract. Subsequent payments, known as “variation margin,” to and from the FCM, will then be made daily as the currency, financial instrument or securities index underlying the futures contract fluctuates (a process known as “marking to market”). If a Fund has insufficient cash available to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous. Futures involve substantial leverage risk.
An option on a futures contract (“futures option”) gives the option holder the right (but not the obligation) to buy or sell its position in the underlying futures contract at a specified price on or before a specified expiration date. As with a futures contract itself, a Fund is required to deposit and maintain margin with respect to futures options it writes. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option and other futures positions held by the Fund.
The sale of a futures contract limits a Fund’s risk of loss, prior to the futures contract’s expiration date, from a decline in the market value of portfolio holdings correlated with the futures contract. In the event the market values of the portfolio holdings correlated with the futures contract increase rather than decrease, however, a Fund will realize a loss on the futures position and a lower return on the portfolio than would have been realized without the purchase of the futures contract.
Positions taken in the futures markets are usually not held to maturity but instead liquidated through offsetting transactions that may result in a profit or loss. While the Fund’s futures contracts will usually be liquidated in this manner, a Fund may instead make or take delivery of the Underlying Instrument whenever it appears economically advantageous to do so.
A Fund is permitted to enter into a variety of futures contracts, including interest rate futures, index futures, currency futures and commodity futures, and options on such futures contracts. A Fund may also invest in instruments that have characteristics similar to futures contracts, such as debt securities with interest or principal payments determined by reference to the value of a security, an index of securities or a commodity or currency at a future point in time. The risks of such investments reflect the risks of investing in futures and derivatives generally, including volatility and illiquidity.
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Risks Associated with Futures and Futures Options – The primary risks associated with the use of futures contracts and options are: (a) imperfect correlation between the change in market value of instruments held by a Fund and the price of the futures contract or option; (b) the possible lack of an active market for a futures contract or option, or the lack of a liquid secondary market for a futures option, and the resulting inability to close the futures contract or option when desired; (c) losses, which are potentially unlimited, caused by unanticipated market movements; (d) a sub-adviser’s failure to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; and (e) the possibility that the counterparty will default in the performance of its obligations. Futures contracts and futures options also involve brokerage costs, and require margin deposits. Moreover, futures are inherently volatile, and a Fund’s ability to engage in futures transactions may be limited by tax considerations and other legal considerations.
U.S. futures exchanges and some foreign exchanges limit the amount of fluctuation in futures contract prices which may occur in a single business day (generally referred to as “daily price fluctuation limits”). The maximum or minimum price of a contract as a result of these limits is referred to as a “limit price.” If the limit price has been reached in a particular contract, no trades may be made beyond the limit price. Limit prices have the effect of precluding trading in a particular contract or forcing the liquidation of contracts at disadvantageous times or prices.
Additional Considerations of Commodity Futures Contracts – In addition to the risks described above, there are several additional risks associated with transactions in commodity futures contracts. In particular, the costs to store underlying physical commodities are reflected in the price of a commodity futures contract. To the extent that storage costs for an underlying commodity change while a Fund is invested in futures contracts on that commodity, the value of the futures contract may change proportionately. Further, the commodities that underlie commodity futures contracts may be subject to additional economic and non-economic variables, such as drought, floods, weather, livestock disease, pandemics, embargoes, tariffs and international economic, political and regulatory developments and may be subject to broad price fluctuations.
Other Considerations Related to Options and Futures Options – A Fund will engage in transactions in futures contracts and related options only to the extent such transactions are consistent with the requirements of the Internal Revenue Code of 1986, as amended, (the “Code”) for maintaining qualification as a regulated investment company for U.S. federal income tax purposes.
Swap Agreements and Swaptions Risk. A swap agreement, or a swap, is a type of derivative instrument. Swap agreements are entered into for periods ranging from a few weeks to more than one year. In a standard swap, two parties exchange the returns (or differentials in rates of return) earned or realized on an Underlying Instrument. The gross returns to be exchanged (or “swapped”) between the parties are calculated with respect to a “notional amount,” which is a predetermined dollar principal that represents the hypothetical underlying quantity upon which the parties’ payment obligations are computed. The notional amount may be, among other things, a specific dollar amount invested, for example, at a particular interest rate, in a particular foreign currency or in a “basket” of securities or commodities that represents a particular index. The notional amount itself normally is not exchanged between the parties, but rather it serves as a reference amount from which to calculate the parties’ obligations under the swap.
A Fund will usually enter into swap agreements on a “net basis,” which means that the two payment streams are netted out with each party receiving or paying, as the case may be, only the net amount of the payments. A Fund’s obligations under a swap agreement are generally accrued daily (offset against any amounts owing to the Fund). A Fund may enter into swaps, caps, collars, floors and related instruments with member banks of the Federal Reserve System, members of the New York Stock Exchange or other entities determined by a sub-adviser to be creditworthy. If a default occurs by the other party to such transaction, a Fund will have contractual remedies under the transaction documents, but such remedies may be subject to bankruptcy and insolvency laws that could affect the Fund’s rights as a creditor.
A Fund may engage in a wide variety of swap transactions, including, but not limited to, credit- and event-linked swaps, interest rate swaps, swaps on specific securities or indices, swaps on rates (such as mortgage prepayment rates) and other types of swaps, such as caps, collars, and floors. In addition, to the extent a Fund is permitted to invest in foreign currency-denominated securities, it may invest in currency swaps. A Fund may also enter into options on swap agreements (“swaptions”). Depending on how they are used, swap agreements may increase or decrease the overall volatility of a Fund’s investments and its share price and yield. The sections below describe certain swap arrangements and related techniques that the Funds may use.
Interest Rate Swaps, Caps, Floors and Collars – Interest rate swaps consist of an agreement between two parties to exchange their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed-rate payments). Interest rate swaps are generally entered into on a net basis. Interest rate swaps do not involve the delivery of securities, other underlying assets, or principal. Accordingly, the risk of market loss with respect to interest rate and total rate of return swaps is typically limited to the net amount of interest payments that a Fund is contractually obligated to make.
Among other techniques, a Fund may use interest rate swaps to hedge interest rate and duration risk, which can be particularly sensitive to interest rate changes. Duration measures the sensitivity in prices of fixed-income securities to changes in interest rates; the duration of a portfolio or basket of bonds is the weighted average of the individual component
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durations. Longer maturity bonds typically have a longer duration than shorter maturity bonds and, therefore, higher sensitivity to interest rate changes. In an environment where interest rates are expected to rise, a Fund may use interest rate swaps to hedge interest rate and duration risk across a portfolio at particular duration points (such as two-, five- and 10- year duration points).
A Fund may also buy or sell interest rate caps, floors and collars. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified interest rate index exceeds a predetermined level, to receive payments of interest on a specified notional amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified interest rate falls below a predetermined level, to receive payments of interest on a specified notional amount from the party selling the interest rate floor. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates. Caps, floors and collars may be less liquid than other types of derivatives.
Commodity Swaps – A commodity swap agreement is a contract in which one party agrees to make periodic payments to another party based on the change in market value of a commodity-based Underlying Instrument (such as a specific commodity or commodity index) in return for periodic payments based on a fixed or variable interest rate or the total return from another commodity-based Underlying Instrument. In a total return commodity swap, a Fund receives the price appreciation of a commodity index, a portion of a commodity index or a single commodity in exchange for paying an agreed-upon fee. As with other types of swap agreements, if the commodity swap lasts for a finite period of time, the swap may be structured such that the Fund pays a single fixed fee established at the outset of the swap. However, if the term of the commodity swap is ongoing, with interim swap payments, the Fund may pay a variable or “floating” fee. Such a variable fee may be pegged to a base rate and is adjusted at specific intervals. As such, if interest rates increase over the term of the swap contract, the Fund may be required to pay a higher fee at each swap reset date. See “LIBOR Risk” below.
Currency Swaps – A currency swap agreement is a contract in which two parties exchange one currency (e.g., U.S. dollars) for another currency (e.g., Japanese yen) on a specified schedule. The currency exchange obligations under currency swaps could be either interest payments calculated on the notional amount or payments of the entire notional amount (or a combination of both). A Fund may engage in currency swap agreements as a tool to protect against uncertainty and fluctuations in foreign exchange rates in the purchase and sale of securities. However, the use of currency swap agreements does not eliminate, or even always mitigate, potential losses arising from fluctuations in exchange rates. In the case of currency swaps that involve the delivery of the entire notional amount of currency in exchange for another currency, the entire notional principal of the currency swap is subject to the risk that the counterparty will default on its contractual delivery obligations.
Credit Default Swaps – A credit default swap (“CDS”) is an agreement between two parties whereby one party (the “protection buyer”) makes an up-front payment or a stream of periodic payments over the term of the CDS to the other party (the “protection seller”), provided generally that no event of default or other credit-related event (a “credit event”) with respect to an Underlying Instrument occurs. In return, the protection seller agrees to make a payment to the protection buyer if a credit event does occur with respect to the Underlying Instrument. The CDS market allows a Fund to manage credit risk through buying and selling credit protection on a specific issuer, asset or basket of assets. Credit default swaps typically last between six months and three years, provided that no credit event occurs. Credit default swaps may be physically settled or cash settled.
A Fund may be either the protection buyer or the protection seller in a CDS. A Fund generally will not buy protection on issuers that are not currently held by that particular Fund. However, a Fund may engage in credit default swap trades on single names, indices and baskets to manage asset class exposure and to capitalize on spread differentials in instances where there is not complete overlap between such Fund’s holdings or exposures and the reference entities in the credit default swap. If the Fund is the protection buyer and no credit event occurs, the Fund loses its entire investment in the CDS (i.e., an amount equal to the aggregate amount of payments made by the Fund to the protection seller over the term of the CDS). However, if a credit event does occur, the Fund (as protection buyer), will deliver the Underlying Instrument to the protection seller and is entitled to a payment from the protection seller equal to the full notional value of the Underlying Instrument, even though the Underlying Instrument at that time may have little or no value. If the Fund is the protection seller and no credit event occurs, the Fund receives a fixed income throughout the term of the CDS (or an up-front payment at the beginning of the term of the CDS) in the form of payments from the protection buyer. However, if the Fund is the protection seller and a credit event occurs, the Fund is obligated to pay the protection buyer the full notional value of the Underlying Instrument in return for the Underlying Instrument (which may at that time be of little or no value).
A Fund may also invest in transactions on credit default swap indices, including CDX and iTraxx indices (collectively referred to as “CDSIs”). A CDSI is based on a portfolio of credit default swaps with similar characteristics, such as credit default swaps on high-yield bonds. In a typical CDSI transaction, one party — the protection buyer — is obligated to pay the other party — the protection seller — a stream of periodic payments over the term of the contract. If a credit event, such as a
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default or restructuring, occurs with respect to any of the underlying reference obligations, the protection seller must pay the protection buyer the loss on those credits. Also, if a restructuring credit event occurs in an iTraxx index, the Fund as protection buyer may receive a single name CDS contract representing the relevant constituent.
A Fund may enter into a CDSI transaction as either protection buyer or protection seller. If the Fund is a protection buyer, it would pay the counterparty a periodic stream of payments over the term of the contract and would not recover any of those payments if no credit events were to occur with respect to any of the underlying reference obligations. However, if a credit event did occur, the Fund, as a protection buyer, would have the right to deliver the referenced debt obligations or a specified amount of cash, depending on the terms of the applicable agreement, and to receive the par value of such debt obligations from the counterparty protection seller. As a protection seller, the Fund would receive fixed payments throughout the term of the contract if no credit events were to occur with respect to any of the underlying reference obligations. If a credit event were to occur, however, the value of any deliverable obligation received by the Fund, coupled with the periodic payments previously received by the Fund, may be less than the full notional value that the Fund, as a protection seller, pays to the counterparty protection buyer, effectively resulting in a loss of value to the Fund. Furthermore, as a protection seller, the Fund would effectively add leverage to its portfolio because it would have investment exposure to the notional amount of the swap transaction.
The use of CDSI, like all other swap agreements, is subject to certain risks, including the risk that a Fund’s counterparty will default on its obligations. If such a default were to occur, any contractual remedies that the Fund might have may be subject to applicable bankruptcy laws, which could delay or limit the Fund’s recovery. Thus, if the Fund’s counterparty to a CDSI transaction defaults on its obligation to make payments thereunder, the Fund may lose such payments altogether or collect only a portion thereof, which collection could involve substantial costs or delays. Certain CDSI transactions are subject to mandatory central clearing or may be eligible for voluntary central clearing. Because clearing interposes a central clearinghouse as the ultimate counterparty to each participant’s swap, central clearing is intended to decrease (but not eliminate) counterparty risk relative to uncleared bilateral swaps.
Total return swaps, asset swaps, inflation swaps and similar instruments – A Fund may enter into total return swaps, asset swaps, inflation swaps and other types of swap agreements. In a total return swap, the parties exchange the total return (i.e., interest payments plus any capital gains or losses) of an Underlying Instrument (or basket of such instruments) for the proceeds of another Underlying Instrument (or basket of such instruments). Asset swaps combine an interest rate swap with a bond and are generally used to alter the cash flow characteristics of the Underlying Instrument. For example, the parties may exchange a fixed investment, such as a bond with guaranteed coupon payments, for a floating investment like an index. Inflation swaps are generally used to transfer inflation risk. See "Inflation-Linked Instruments Risk" herein.
Swaptions – A Fund may also enter into swap options, or “swaptions.” A swaption is a contract that gives one party the right (but not the obligation), in return for payment of the option premium, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement at some designated future time and on specified terms. A Fund may write (sell) and purchase put and call swaptions. Depending on the terms of the particular option agreement, a Fund will generally incur a greater degree of risk when it writes a swaption than it will incur when it purchases a swaption. When a Fund purchases a swaption, it risks losing only the option premium it paid should it decide not to exercise the option. When a Fund writes a swaption, however, it is obligated according to the terms of the underlying agreement if the option holder exercises the option.
Risks Associated with Swaps and Swaptions – Investing in swaps and swaptions, and utilizing these and related techniques in managing a Fund portfolio, are highly specialized activities that involve investment techniques and risks different from those associated with ordinary portfolio transactions. These investments involve significant risk of loss. Whether a Fund’s use of swaps will be successful in furthering its investment objective will depend on a sub-adviser’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. If a sub-adviser is incorrect in its forecast of market values, the sub-adviser’s utilization of swap arrangements and related techniques could negatively impact the Fund’s performance.
The swaps market is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. Also, certain restrictions imposed by the Code may limit a Fund’s ability to use swap agreements.
If the creditworthiness of a Fund’s swap counterparty declines, it becomes more likely that the counterparty will fail to meet its obligations under the contract, and consequently the Fund will suffer losses. Although there can be no assurance that a Fund will be able to do so, a Fund may be able to reduce or eliminate its exposure under a swap agreement either by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or another creditworthy party. However, a Fund may have limited ability to eliminate its exposure under a credit default swap if the credit of the reference entity or underlying asset has declined. There can be no assurance that a Fund will be able to enter into swap transactions at prices or on terms a sub-adviser believes are advantageous to such Fund. In addition, although the
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terms of swaps, caps, collars and floors may provide for termination, there can be no assurance that a Fund will be able to terminate a swap or to sell or offset caps, collars or floors that it has purchased. Investing in swaps and related techniques involves the risks associated with investments in derivative instruments. Please see “Risk Factors in Derivative Instruments” and “Additional Risk Factors and Considerations of OTC Transactions” below.
Inflation-Linked Instruments Risk. A Fund is permitted to invest in a variety of inflation-linked instruments, such as inflation-indexed securities and inflation-linked derivatives, to manage inflation risk or to obtain inflation exposure. Inflation – a general rise in the prices of goods and services – is measured by inflation indices like the Consumer Price Index (CPI), which is calculated monthly by the U.S. Bureau of Labor Statistics, and the Retail Prices Index (RPI), which is calculated by the United Kingdom’s Office for National Statistics. The CPI is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy.
Inflation-linked derivatives are derivative instruments that tie payments to an inflation index. Currently, most inflation derivatives are in the form of inflation swaps, such as CPI swaps. A CPI swap is a fixed-maturity, over-the-counter derivative where one party pays a fixed rate in exchange for payments tied to the CPI. The fixed rate, which is set by the parties at the initiation of the swap, is often referred to as the “breakeven inflation” rate and generally represents the current difference between Treasury yields and Treasury inflation protected securities (“TIPS”) yields of similar maturities at the initiation of the swap agreement. CPI swaps are typically designated as “zero coupon,” where all cash flows are exchanged at maturity. The value of a CPI swap is expected to fluctuate in response to changes in the relationship between nominal interest rates and the rate of inflation, as measured by the CPI. A CPI swap can lose value if the realized rate of inflation over the life of the swap is less than the fixed market implied inflation rate (the breakeven inflation rate) the investor agreed to pay at the initiation of the swap.
Other types of inflation derivatives include inflation options and futures. There can be no assurance that the CPI, or any foreign inflation index, will accurately measure the rate of inflation in the prices of consumer goods and services. Further, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States. Moreover, inflation-linked instruments are subject to the risks inherent in derivative transactions generally. See “Risk Factors in Derivative Instruments” herein. The market for inflation-linked instruments is still developing. Each Fund reserves the right to use the instruments discussed above and similar instruments that may be available in the future.
Hybrid Instruments Risk. A hybrid instrument is an interest in an issuer that combines the characteristics of an equity security, a debt security, a commodity and/or a derivative. For example, an oil company might issue a commodity-linked bond that pays a fixed level of interest plus additional interest that accrues in correlation with the extent to which oil prices exceed a certain predetermined level. This is a hybrid instrument combining a bond with an option on oil.
Depending on the types and terms of hybrid instruments, they present risks that may be similar to, different from or greater than those associated with more traditional investments with similar characteristics. Hybrid instruments are potentially more volatile than more traditional investments and, depending on the structure of the particular hybrid, may expose a Fund to additional leverage and liquidity risks. Moreover, the purchase of hybrids exposes a Fund to the credit risk of the issuers of the hybrids. Described below are certain hybrid instruments a Fund may use in seeking to achieve its investment objective. Each Fund reserves the right to use the instruments mentioned below and similar instruments that may be available in the future.
Credit-Linked Securities Risk. Credit-linked securities are issued by a limited purpose trust or other vehicle that, in turn, invests in a basket of derivative instruments, such as credit default swaps, interest rate swaps and other securities. Investments in credit-linked securities normally consist of the right to receive periodic payments during the term and payment of principal at the end of the term. However, these payments depend on the issuer’s own investments in derivative instruments and are, accordingly, subject to the risks associated with derivative instruments, which include volatility, illiquidity and counterparty risk.
Indexed Securities and Structured Notes Risk. Indexed securities are derivative securities the interest rate or principal of which is determined by an unrelated indicator (e.g., a currency, security, commodity or index). Structured notes are debt indexed securities. Indexed securities implicate a high degree of leverage, which magnifies the potential for gain and the risk of loss, when they include a multiplier that multiplies the indexed element by a specific factor.
Structured notes and indexed securities can be very volatile investments because, depending on how they are structured, their value may either increase or decrease in response to the value of the Underlying Instruments. The terms of these securities may also provide that in some instances no principal is due at maturity, which may result in a loss of invested capital. These instruments also may entail a greater degree of market risk than other types of securities because the investor bears the risk not only of the instrument but also of the unrelated indicator. Indexed securities may involve significant credit risk and liquidity risk and, as with other sophisticated strategies, a Fund’s use of these instruments may not work as intended.
Event-Linked Bonds Risk. A Fund may invest in “event-linked bonds” (or “catastrophe bonds”). The event-linked bond market is a growing sector of the global fixed income market that provides investors with high return potentials in exchange for taking on “event risk,” such as the risk of a major hurricane, earthquake or pandemic. If such trigger event occurs, a Fund may lose a portion or its entire principal invested in the bond. Some event-linked bonds provide for an extension of maturity to process and audit loss claims if a trigger has, or possibly has, occurred. Such extension may increase volatility. Event-linked bonds may also expose a Fund
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to other unanticipated risks including credit risk, counterparty risk, liquidity risk, adverse regulatory or jurisdictional interpretations and adverse tax consequences. Event-linked bonds are subject to the risks inherent in derivative transactions. See “Risk Factors in Derivative Instruments” below.
Foreign Currency Transactions Risk. A Fund also may purchase and sell foreign currency options and foreign currency futures contracts and futures options, and they may engage in foreign currency transactions either on a spot (cash) basis at prevailing currency exchange rates or through forward currency contracts. A Fund may engage in these transactions to hedge, directly or indirectly, against currency fluctuations, for other investment purposes and/or to seek to enhance returns. A Fund may enter into currency transactions only with counterparties that a sub-adviser deems to be creditworthy. Certain of the foreign currency transactions the Funds may use are described below.
Forward Currency Contracts – A Fund may enter into forward currency contracts (“forwards”) in connection with settling purchases or sales of securities, to hedge the currency exposure associated with some or all of the Fund’s investments or as part of its investment strategy. Forwards are contracts to purchase or sell a specified amount of a specified currency or multinational currency unit at a set price or to make a cash settlement payment on a future date. The market value of a forward fluctuates with changes in foreign currency exchange rates. Forwards are marked to market daily based upon foreign currency exchange rates from an independent pricing service, and the change in value is recorded as unrealized appreciation or depreciation. A Fund’s gains from its positions in forward foreign currency contracts may accelerate and/or recharacterize the Fund’s income or gains and its distributions to shareholders. A Fund’s losses from such positions may also recharacterize the Fund’s income and its distributions to shareholders and may cause a return of capital to Fund shareholders. Such acceleration or recharacterization could affect an investor’s tax liability. Forwards are highly volatile, involve substantial currency risk and may also involve credit and liquidity risks.
A Fund may use a forward in a “settlement hedge,” or “transaction hedge,” to lock in the U.S. dollar price on the purchase or sale of securities denominated in a foreign currency between the time when the security is purchased or sold and the time at which payment is received. Forward contracts on foreign currency may also be used by a Fund in anticipation generally of the Fund’s making investments denominated in a foreign currency, even if the specific investments have not yet been selected by a sub-adviser.
In a “position hedge,” a Fund uses a forward contract to hedge against a decline in the value of existing investments denominated in foreign currency. For example, a Fund may enter into a forward contract to sell Japanese yen in return for U.S. dollars in order to hedge against a possible decline in the yen’s value. Position hedges tend to offset both positive and negative currency fluctuations. Alternately, a Fund could hedge its position by selling another currency expected to perform similarly to the Japanese yen. This is called a “proxy hedge” and may offer advantages in terms of cost, yield or efficiency. However, proxy hedges may result in losses if the currency used to hedge does not move in tandem with the currency in which the hedged securities are denominated.
A Fund may also engage in cross-hedging by entering into forward contracts in one currency against a different currency. Cross-hedging may be used to limit or increase exposure to a particular currency or to establish active exposure to the exchange rate between the two currencies.
Options on foreign currencies are affected by the factors that influence foreign exchange rates and investments generally. A Fund’s ability to establish and close out positions on foreign currency options is subject to the maintenance of a liquid secondary market, and there can be no assurance that a liquid secondary market will exist for a particular option at any specific time.
Forward Rate Agreements – A Fund may also enter into forward rate agreements. Under a forward rate agreement, the buyer locks in an interest rate at a future settlement date. If the interest rate on the settlement date exceeds the lock rate, the buyer pays the seller the difference between the two rates. If the lock rate exceeds the interest rate on the settlement date, the seller pays the buyer the difference between the two rates. Any such gain received by a Fund would be taxable. These instruments may be traded in the OTC market. These transactions involve risks, including counterparty risk. See “Risk Factors in Derivative Instruments” below.
Currency Swaps, Options and Futures – In order to protect against currency fluctuations and for other investment purposes, a Fund may enter into currency swaps, options and futures. Options on foreign currencies are affected by the factors that influence foreign exchange rates and investments generally. A Fund’s ability to establish and close out positions on foreign currency options is subject to the maintenance of a liquid secondary market, and there can be no assurance that a liquid secondary market will exist for a particular option at any specific time. See “Swap Agreements and Swaptions Risk – Currency Swaps,” “Options Contracts Risk,” and “Futures Contracts and Options on Futures Contracts Risk” herein.
Additional Risks Associated with Foreign Currency Transactions – It is extremely difficult to forecast currency market movements, and whether any hedging or other investment strategy will be successful is highly uncertain. Further, it is impossible to forecast with precision the market value of portfolio securities at the expiration of a foreign currency forward. Therefore, a Fund may be required to buy or sell additional currency on the spot market (and bear the expense of such
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transaction) if a sub-adviser’s predictions regarding the movement of foreign currency or securities markets prove inaccurate. To the extent a Fund hedges against anticipated currency movements that do not occur, the Fund may realize losses and reduce its total return as a result of its hedging transactions. It is impossible to hedge fully or perfectly against the effects of currency fluctuations on the value of non-U.S. securities because currency movements impact the value of different securities in differing degrees. Foreign currency transactions, like currency exchange rates, can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks, or by currency controls or political developments. Such events may prevent or restrict a Fund’s ability to enter into foreign currency transactions, force a Fund to exit a foreign currency transaction at a disadvantageous time or price or result in penalties for the Fund, any of which may result in a loss to the Fund.
A Fund may buy or sell foreign currency options either on exchanges or in the OTC market. Foreign currency transactions on foreign exchanges may not be regulated to the same extent as similar transactions in the United States, may not involve a clearing mechanism and related guarantees and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such positions also could be adversely affected by (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in a Fund’s ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (v) lesser trading volume. Foreign currency transactions are also subject to the risks inherent in investments in foreign markets. Please see “Foreign Investments Risk” below.
P-Notes and Non-Standard Warrants Risk. A Fund may use synthetic foreign equity derivatives in the form of P-Notes and non-standard warrants, including low exercise price warrants and low exercise price options to gain exposure to certain issuers and markets where direct investment is either impossible or difficult due to local restrictions. These securities are issued by banks and other financial institutions and represent interest in securities listed on certain non-U.S. exchanges. Non-standard warrants are different from standard warrants in that they do not typically give their holders the right to receive a security of the issuer upon exercise, instead they typically pay the holder the difference in price of the underlying security between the date the non-standard warrant was purchased and the date it is sold. In addition to risks similar to those associated with a direct investment in the underlying security, such as foreign investments risk, the holder of a P-Note or non-standard warrant is not entitled to the same rights as an underlying security’s direct owner. P-Notes and non-standard warrants are also subject to counterparty risk and liquidity risk.
Risk Factors in Derivative Instruments. Derivatives are volatile and involve significant risks, including:
Correlation Risk – the risk that changes in the value of a derivative instrument will not match the changes in the value of the Fund holdings that are being hedged.
Counterparty Risk – the risk that the party on the other side of an OTC derivatives contract or a borrower of a Fund’s securities may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise to honor its obligations.
Credit Risk – the risk that the issuer of a security will not be able to make timely principal and interest payments. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may affect the value of a Fund’s investment in and/or exposure to that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.
Currency Risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.
Derivatives Regulatory Matters - Under Rule 18f-4, a Fund needs to trade derivatives and other transactions that potentially create senior securities (except reverse repurchase agreements) subject to a value-at-risk (“VaR”) leverage limit, certain other testing and derivatives risk management program requirements and requirements related to board reporting. These requirements apply unless a Fund qualifies as a “limited derivatives user,” as defined in Rule 18f-4. Reverse repurchase agreements continue to be subject to the current asset coverage requirements, and a Fund trading reverse repurchase agreements needs to aggregate the amount of indebtedness associated with the reverse repurchase agreements or similar financing transactions with the aggregate amount of any other senior securities representing indebtedness when calculating the Fund’s asset coverage ratio (unless the Fund determines to treat such agreements and transactions as derivatives for all purposes under the rule). Reverse repurchase agreements are not included in the calculation of whether a Fund is a limited derivatives user (unless the Fund determines to treat such agreements and transactions as derivatives for all purposes under the rule), but if the Fund is subject to the VaR testing, reverse repurchase agreements and similar financing transactions are included for purposes of such testing.
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Index Risk – in respect of index-linked derivatives, the risks associated with changes in the underlying indices. If an underlying index changes, a Fund may receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction from the reference index), may create leverage to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.
Interest Rate Risk – the risk that the value of an investment may decrease when interest rates rise because when interest rates rise, the prices of bonds and fixed rate loans fall. Generally, the longer the maturity of a bond or fixed rate loan, the more sensitive it is to this risk (interest rate risk is commonly measured by a fixed income investment’s duration). Falling interest rates also create the potential for a decline in a Fund’s income.
Leverage Risk – the risk associated with certain types of investments or trading strategies (for example, borrowing money to increase the amount being invested) that relatively small market movements may result in large changes in the value of an investment. Certain investments or trading strategies that involve leverage can result in losses that substantially exceed the amount originally invested.
Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like to sell them or at the price the seller believes the security is currently worth and the risk that a Fund may not be able to meet margin and payment requirements and maintain a derivatives position.
Market Risk – the risk from potential adverse market movements in relation to a Fund’s derivatives positions, or the risk that markets could experience a change in volatility that adversely impacts Fund returns and the Fund’s obligations and exposures.
Operational and Legal Risk – the risk that certain investments may involve risk of operational issues such as documentation issues, settlement issues, system failures, inadequate controls and human error, and the risk of insufficient capacity or authority of a derivatives counterparty and risk related to the legality or enforceability of a derivatives trading contract.
Short Position Risk – A Fund may also take a short position in a derivative instrument, such as a future, forward or swap. A short position in a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying instrument which could cause a Fund to suffer a (potentially unlimited) loss.
Tax Risk – The tax treatment of a derivative may not be as favorable as a direct investment in the underlying asset. The use of derivatives may adversely affect the timing, character and amount of income the Fund realizes from its investments, and could impair the ability of a sub-adviser to use derivatives when it wishes to do so.
The potential loss on derivative instruments may be substantial relative to the initial investment therein. A Fund incurs transaction costs in opening and closing positions in derivative instruments. There can be no assurance that the use of derivative instruments will be advantageous.
Additional Risk Factors and Considerations of OTC Transactions. Certain derivatives traded in OTC markets, including swaps, OTC options and indexed securities, involve substantial liquidity risk. This risk may be increased in times of financial stress if the trading market for OTC derivatives contracts or otherwise becomes restricted. The absence of liquidity may make it difficult or impossible for a Fund to ascertain a market value for such instruments and/or to sell them promptly and at an acceptable price.
Because derivatives traded in OTC markets are not guaranteed by an exchange or clearing corporation, to the extent that a Fund has unrealized gains in such instruments or has deposited collateral with its counterparty, the Fund is at risk that its counterparty will become bankrupt or otherwise fail to honor its obligations. The counterparty’s failure to honor its obligations would result in the loss of any premium paid by a Fund as well as the loss of any expected benefit of the transaction. Certain swaps traded in the OTC markets require exchange of variation margin payments between the parties, which can reduce but does not eliminate counterparty credit risk. In addition, closing transactions can be made for OTC options only by negotiating directly with the counterparty or effecting a transaction in the secondary market (if any such market exists). There can be no assurance that a Fund will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the counterparty, a Fund might be unable to close out an OTC option at any time prior to its expiration, if at all.
DIVIDEND RISK. Income provided by a Fund may be affected by changes in the dividend policies of the companies in which the Fund invests and the capital resources available for such payments at such companies. Issuers that have paid regular dividends or distributions to shareholders may not continue to do so at the same level or at all in the future. In addition, securities that pay dividends as a group can fall out of favor with the market, causing a Fund to underperform funds that do not focus on dividends. If a Fund focuses on dividend yielding investments, it may cause the Fund’s share price and total return to fluctuate more than the share price and total return of funds that do not focus their investments on dividend paying securities.
DOLLAR ROLLS RISK. A Fund may enter into “dollar rolls” in which a Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase substantially similar (same type, coupon and maturity) but not identical securities on a specified future date. A Fund gives up the right to receive principal and interest paid on the securities sold. However, a Fund would benefit to the extent that the price received for the securities sold is higher than the forward price for
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the future purchase plus any fee income received. Unless such benefits exceed the income and capital appreciation that would have been realized on the securities sold as part of the dollar roll, the use of this technique would adversely affect the Fund’s investment performance. The benefits derived from the use of dollar rolls may depend, among other things, upon the ability of a Fund’s sub-adviser(s) to predict interest rates correctly. There can be no assurance that dollar rolls can be successfully employed. In addition, if a Fund uses dollar rolls while remaining substantially fully invested, the amount of a Fund’s assets that are subject to market risk would exceed such Fund’s net asset value, which could result in increased volatility of the price of the Fund’s shares. Further, entering into dollar rolls involves potential risks that are different from those related to the securities underlying the transactions. For example, if the counterparty becomes insolvent, a Fund’s right to purchase from the counterparty may be restricted. Also, the value of the underlying security may change adversely before a Fund is able to purchase it, or a Fund may be required to purchase securities in connection with a dollar roll at a higher price than may be otherwise available on the open market. Further, because the counterparty may deliver a similar, but not identical, security, a Fund may be required to buy a security under the dollar roll that may be of less value than an identical security would have been.
EQUITY RISK. Equity securities represent an ownership interest, or the right to acquire an ownership interest, in a company. Equity securities include but are not limited to common stock, preferred stock, securities convertible into common or preferred stock and warrants or rights to acquire common stock, including options. The value of an equity security may be based on the real or perceived success or failure of the particular company’s business, any income paid to stockholders in the form of a dividend, the value of the company’s assets, general market conditions, or investor sentiment generally. Equity securities may have greater price volatility than other types of investments. These risks are generally magnified in the case of equity investments in distressed companies.
Special Purpose Acquisition Companies Risk – A Fund may invest in special purpose acquisition companies (“SPACs”) or similar special purpose entities. SPACs are collective investment structures that pool funds in order to seek potential acquisition opportunities. SPACs and similar entities may be blank check companies with no operating history or ongoing business other than to seek a potential acquisition. Because SPACs and similar entities have no operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable acquisition. Some SPACs may pursue acquisitions only within certain industries or regions, which may increase the volatility of their securities’ prices. In addition, these securities, which are typically traded in the OTC market, may be considered illiquid and/or be subject to restrictions on resale.
ESG INTEGRATION RISK. The ESG characteristics that may be evaluated as part of a Fund’s investment process are anticipated to evolve over time and one or more characteristics may not be relevant with respect to all issuers that are eligible for investment. The relevance and weightings of specific ESG characteristics to the investment process varies across asset classes, sectors and strategies. ESG characteristics are not the only factors that may be considered by the portfolio manager(s) and as a result, the companies (or issuers) in which a Fund invests may not be companies (or issuers) with favorable ESG characteristics or high ESG ratings. ESG characteristics may be evaluated differently by different portfolio manager(s) and may not carry the same meaning to all investors and portfolio manager(s). While the portfolio manager(s) believe that the integration of material ESG characteristics into a Fund’s investment process has the potential to identify financial risks and contribute to a Fund’s long-term performance, there is no guarantee that the integration of ESG characteristics will result in better performance. The analysis of ESG characteristics is subjective and investors can differ in their views of what constitutes positive or negative ESG characteristics. ESG information and data, including that provided by third parties, may be incomplete, inaccurate, or unavailable, which could adversely affect the analysis relevant to a particular investment. Further, the regulatory landscape with respect to ESG investing in the United States is still developing and future rules and regulations may require a Fund to modify or alter its investment process with respect to ESG integration.
EXCHANGE-TRADED FUNDS (ETFs) RISK. ETFs are registered investment companies that trade their shares on stock exchanges (such as the NYSE Arca, Cboe BZX, and NASDAQ) at market prices (rather than net asset value) and only are redeemable from the fund itself in large increments or in exchange for baskets of securities. As an exchange traded security, an ETF’s shares are priced continuously and trade throughout the day. ETFs may track a securities index, a particular market sector, a particular segment of a securities index or market sector, or they may be actively managed. An investment in an ETF generally implicates the following risks: (i) the same primary risks as an investment in a fund that is not exchange-traded that has the same investment objectives, strategies and policies of the ETF; (ii) the risk that the ETF may fail to accurately track the market segment or index that underlies its investment objective; (iii) the risk that, to the extent the ETF does not fully replicate the underlying index, the ETF’s investment strategy may not produce the intended results; (iv) the risk of more frequent price fluctuations due to secondary market trading, which may result in a loss to the Fund; (v) the risk that an ETF may trade at a price that is lower than its net asset value; and (vi) the risk that an active market for the ETF’s shares may not develop or be maintained. Also, a Fund will indirectly pay a proportional share of the asset-based fees of the ETFs in which it invests. ETFs are also subject to specific risks depending on the nature of the
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ETF, such as liquidity risk, sector risk and foreign and emerging market risk, as well as risks associated with fixed income securities, real estate investments and commodities. An investment in an ETF presents the risk that the ETF may no longer meet the listing requirements of any applicable exchanges on which the ETF is listed. Further, trading in an ETF may be halted if the trading in one or more of the securities held by an ETF is halted. A Fund may pay brokerage commissions in connection with the purchase and sale of shares of ETFs. Please see “Other Investment Companies Risk” below.
Semi-Transparent ETF Structure Risk. The following sets forth risks specific to investing in semi-transparent ETFs:
Unlike ETFs that publicly disclose their complete portfolio holdings each business day, a semi-transparent ETF discloses the Tracking Basket and Tracking Basket Weight Overlap, which is intended to allow market participants to estimate the value of positions in semi-transparent ETF shares. Although this information is designed to facilitate arbitrage opportunities in semi-transparent ETF shares to reduce bid/ask spread and minimize discounts or premiums between the market price and NAV of semi-transparent ETF shares, there is no guarantee a semi-transparent ETF’s arbitrage mechanism will operate as intended or that a semi-transparent ETF will not experience wide bid/ask spreads and/or large discounts or premiums to NAV. In addition, market participants may attempt to use the disclosed information to “reverse engineer” a semi-transparent ETF’s trading strategy, which, if successful, could increase opportunities for predatory trading practices that may have the potential to negatively impact a semi-transparent ETF’s performance. These practices may include front running (trading ahead of a semi-transparent ETF) or free riding (mirroring a semi-transparent ETF’s strategies).
A semi-transparent ETF’s Tracking Basket structure may affect the price at which shares of a semi-transparent ETF trade in the secondary market. Although the Tracking Basket is intended to provide investors with enough information to allow for an effective arbitrage mechanism that will keep the market price of a semi-transparent ETF at or close to the underlying NAV per share of a semi-transparent ETF, there is a risk (which may increase during periods of market disruption or volatility) that market prices will vary significantly from the underlying NAV of a semi-transparent ETF. ETFs trading on the basis of a published Tracking Basket may trade at a wider bid/ask spread than ETFs that publish their portfolios on a daily basis, especially during periods of market disruption or volatility, and therefore, may cost investors more to trade.
In addition, although a semi-transparent ETF seeks to benefit from keeping its portfolio information secret, market participants may attempt to use the Tracking Basket to identify a semi-transparent ETF’s trading strategy. If successful, this could result in such market participants engaging in certain predatory trading practices that may have the potential to harm a semi-transparent ETF and its shareholders, such as front running a semi-transparent ETF’s trades of portfolio securities.
There may be circumstances where a security held in a semi-transparent ETF’s portfolio but not in the Tracking Basket does not have readily available market quotations. If a semi-transparent ETF’s adviser determines that such circumstance may affect the reliability of the Tracking Basket as an arbitrage vehicle, that information, along with the identity and weighting of that security in a semi-transparent ETF’s portfolio, will be publicly disclosed on a semi-transparent ETF’s website and a semi-transparent ETF’s adviser will assess appropriate remedial measures. In these circumstances, market participants may use this information to engage in certain predatory trading practices that may have the potential to harm a semi-transparent ETF and its shareholders. In addition, if securities representing 10% or more of a semi-transparent ETF’s portfolio do not have readily available market quotations, a semi-transparent ETF’s adviser would promptly request the Exchange to halt trading on a semi-transparent ETF, meaning that investors would not be able to trade their shares. Trading may also be halted in other circumstances, for example, due to market conditions.
A semi-transparent ETF has limited public trading history and will operate differently from other actively managed ETFs that publish their portfolio holdings on a daily basis. Although shares are listed on an exchange, there can be no assurance that an active trading market or requirements to remain listed will be met or maintained, or that the market for fund shares will operate as intended. If the market does not operate as intended, it could lead to a semi-transparent ETF’s shares trading at wider spreads and larger premiums and discounts to NAV than other actively managed ETFs that publish their portfolio holdings on a daily basis, particularly during periods of market disruption or volatility. As a result, it may cost investors more to trade semi-transparent ETF shares than shares of other ETFs.
Only an authorized participant may engage in creation or redemption transactions directly with a semi-transparent ETF. There is no guarantee that a semi-transparent ETF will be able to attract market makers and authorized participants. There are no obligations of market makers to make a market in a semi-transparent ETF’s shares or of authorized participants to submit purchase or redemption orders for creation units. In addition, trading of shares in the secondary market may be halted, for example, due to activation of marketwide “circuit breakers.” If trading halts or an unanticipated early closing of the listing exchange occurs, a shareholder may be unable to purchase or sell shares of a semi-transparent ETF. A semi-transparent ETF's distributor does not maintain a secondary market in the shares.
If a semi-transparent ETF’s shares are delisted from the listing exchange, the semi-transparent ETF's adviser may seek to list the semi-transparent ETF shares on another market, merge the semi-transparent ETF with another exchange-traded fund or traditional mutual fund, or redeem the semi-transparent ETF shares at NAV.
Shares of a semi-transparent ETF, similar to shares of other issuers listed on a stock exchange, may be sold short and are therefore subject to the risk of increased volatility and price decreases associated with being sold short.
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Shares of a semi-transparent ETF may trade at a larger premium or discount to NAV than shares of other ETFs, including ETFs that make their daily holdings public. The NAV of a semi-transparent ETF will generally fluctuate with changes in the market value of a semi-transparent ETF’s holdings. A semi-transparent ETF’s shares are listed on an exchange and can be bought and sold in the secondary market at market prices. The market prices of shares will fluctuate in accordance with changes in NAV and supply and demand on the listing exchange. Although disclosure of the Tracking Basket and Tracking Basket Weight Overlap is designed to facilitate the arbitrage process to permit the shares of a semi-transparent ETF to trade at market prices that are at or close to NAV, it is possible that the market price and NAV will vary significantly. As a result, investors may sustain losses if they pay more than the shares’ NAV when they purchase shares, or receive less than the shares’ NAV when they sell shares, in the secondary market. During periods of disruptions to creations and redemptions, the existence of extreme market volatility, or lack of an active trading market for a semi-transparent ETF’s shares, the market price of fund shares is more likely to differ significantly from a semi-transparent ETF’s NAV. During such periods, investors may be unable to sell their shares or may incur significant losses if they sell their shares. Disruptions at market makers, authorized participants or market participants may also result in significant differences between the market price of a semi-transparent ETF’s shares and a semi-transparent ETF’s NAV. In addition, in stressed market conditions or periods of market disruption or volatility, the market for shares may become less liquid in response to deteriorating liquidity in the markets for a semi-transparent ETF’s underlying portfolio holdings.
The market price of shares during the trading day, like the price of any exchange-traded security, includes a bid-ask spread charged by the exchange specialist, market makers, or other participants that trade the particular security. In times of severe market disruption or volatility, the bid-ask spread can increase significantly. At those times, shares are most likely to be traded at a discount to NAV, and the discount is likely to be greatest when the price of shares is falling fastest, which may be the time that investors most want to sell their shares.
EXCHANGE-TRADED NOTES (ETNs) RISK. ETNs are a type of unsecured, unsubordinated debt security that have characteristics and risks, including credit risk, similar to those of fixed-income securities and trade on a major exchange similar to shares of ETFs. Unlike other types of fixed income securities, however, the performance of ETNs is based upon that of a market index or other reference asset minus fees and expenses, no coupon payments are made and no principal protection exists. The value of an ETN may be affected by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying commodities or securities markets, changes in the applicable interest rates, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the referenced commodity or security. A Fund’s ability to sell its ETN holdings also may be limited by the availability of a secondary market and a Fund may have to sell such holdings at a discount. ETNs also are subject to counterparty credit risk, fixed-income risk and tracking error risk (where the ETN’s performance may not match or correlate to that of its market index). ETNs also incur certain expenses not incurred by their applicable index. Each Fund of Funds may directly invest in ETNs.
EVENT RISK. Event risk is the risk that corporate issuers may undergo restructurings, such as mergers, leveraged buyouts, takeovers or similar events financed by the issuer’s taking on additional debt. As a result of the added debt, the credit quality and market value of a company’s bonds and/or other debt securities may decline significantly.
FIXED INCOME SECURITIES RISK. A Fund is permitted to invest in fixed income securities including, but not limited to: (1) securities issued or guaranteed as to principal or interest by the U.S. Government, its agencies or instrumentalities; (2) non-convertible debt securities issued or guaranteed by U.S. corporations or other issuers (including foreign issuers); (3) asset-backed securities; (4) mortgage-related securities, including collateralized mortgage obligations (“CMOs”); (5) securities issued or guaranteed as to principal or interest by a foreign issuer, including supranational entities such as development banks, non-U.S. corporations, banks or bank holding companies or other foreign issuers; (6) commercial mortgage-backed securities; and (7) other capital securities issued or guaranteed by U.S. corporations or other issuers (including foreign issuers).
FOCUSED PORTFOLIO RISK. A Fund, because it may invest in a limited number of companies, may have more volatility in its NAV and may be considered to have more risk than a fund that invests in a greater number of companies because changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund’s NAV. To the extent a Fund invests its assets in fewer securities, the Fund is subject to greater risk of loss if any of those securities decline in price.
FOREIGN INVESTMENTS RISK. A Fund may invest in foreign issuers and borrowers, which include: (1) companies organized outside of the United States, including in emerging market countries; (2) foreign sovereign governments and their agencies, authorities, instrumentalities and political subdivisions, including foreign states, provinces or municipalities; and (3) issuers and borrowers whose economic fortunes and risks are primarily linked with markets outside the United States. These securities may be denominated or quoted in, or pay income in, U.S. dollars or in a foreign currency. Certain companies organized outside the United States may not be deemed to be foreign issuers or borrowers if the issuer’s or borrower’s economic fortunes and risks are primarily linked with U.S. markets.
Investing in securities of foreign issuers and loans to foreign borrowers involves considerations and potential risks not typically associated with investing in obligations issued by U.S. entities. Less information may be available about foreign entities compared with U.S. entities. For example, foreign issuers and borrowers generally are not subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to U.S. issuers and borrowers. In addition, prices of foreign securities may fluctuate more than prices of securities traded in the United States.
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Other potential foreign market risks include difficulties in pricing securities, defaults on foreign government securities, difficulties in enforcing favorable legal judgments in foreign courts and political and social conditions, such as diplomatic relations, confiscatory taxation, expropriation, limitation on the removal of funds or assets or imposition of (or change in) exchange control regulations. Legal remedies available to investors in certain foreign countries may be less extensive than those available to investors in the United States or other foreign countries. In addition, changes in government administrations or economic or monetary policies in the United States or abroad could result in appreciation or depreciation of portfolio securities. Any of these actions could severely affect security prices, impair a Fund’s ability to purchase or sell foreign securities or transfer the Fund’s assets or income back into the United States, or otherwise adversely affect a Fund’s operations.
Geopolitical and other events (e.g., wars, military conflicts, terrorism or natural disasters) may disrupt securities markets and adversely affect global economies and markets, thereby decreasing the value of a Fund’s investments. Such developments could lead to increased short-term market volatility and may have adverse long-term effects on world economies and markets generally. Those events as well as other changes in regional economic and political conditions could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of a Fund’s investments. For example, the imposition of sanctions, exchange controls (including repatriation restrictions), confiscations, trade restrictions (including tariffs) and other government restrictions by the United States and other governments, or from problems in share registration, settlement or custody, may also result in losses. The type and severity of sanctions and other similar measures, including counter sanctions and other retaliatory actions, that may be imposed could vary broadly in scope, and their impact is impossible to predict. These types of measures may include, but are not limited to, banning a sanctioned country from global payment systems that facilitate cross-border payments, restricting the settlement of securities transactions by certain investors, and freezing the assets of particular countries, entities, or persons. The imposition of sanctions and other similar measures could, among other things, cause a decline in the value and/or liquidity of securities issued by the sanctioned country or companies located in or economically tied to the sanctioned country, downgrades in the credit ratings of the sanctioned country or companies located in or economically tied to the sanctioned country, devaluation of the sanctioned country’s currency, and increased market volatility and disruption in the sanctioned country and throughout the world. Sanctions and other similar measures could limit or prevent a Fund from buying and selling securities (in the sanctioned country and other markets), significantly delay or prevent the settlement of securities transactions, and significantly impact a Fund’s liquidity and performance. Given the increasing interdependence among global economies and markets, conditions in one country, market, or region might adversely affect markets, issuers, and/or foreign exchange rates in other countries. Please see “Regional/Country Focus Risk” below, which sets forth additional information regarding risks associated with investing in certain geographic regions and countries.
Currency Risk and Exchange Risk. Because foreign securities generally are denominated and pay dividends or interest in foreign currencies, the value of a Fund that invests in foreign securities as measured in U.S. dollars will be affected by changes in exchange rates. Please see “Currency Risk” above.
Principal Exchange Rate Linked Securities Risk. Principal exchange rate linked securities (“PERLs”) are debt obligations the principal on which is payable at maturity in an amount that may vary based on the exchange rate between the U.S. Dollar and a particular foreign currency at or about that time. The return on “standard” PERLs is enhanced if the foreign currency to which the security is linked appreciates against the U.S. dollar, and is adversely affected by increases in the foreign exchange value of the U.S. dollar; “reverse” PERLs are like the “standard” securities, except that their return is enhanced by increases in the value of the U.S. dollar and adversely impacted by increases in the value of foreign currency. Interest payments on the securities are generally made in U.S. dollars at rates that reflect the degree of foreign currency risk assumed or given up by the purchaser of the notes (i.e., at relatively higher interest rates if the purchaser has assumed some of the foreign exchange risk, or relatively lower interest rates if the issuer has assumed some of the foreign exchange risk, based on the expectations of the current market). PERLs may in limited cases be subject to acceleration of maturity (generally, not without the consent of the holders of the securities), which may have an adverse impact on the value of the principal payment to be made at maturity.
Performance Indexed Paper Risk. Performance indexed paper (“PIPs”) is U.S. dollar-denominated commercial paper the yield of which is linked to certain foreign exchange rate movements. The yield to the investor on PIPs is established at maturity as a function of spot exchange rates between the U.S. dollar and a designated currency as of or about that time (generally, the index maturity two days prior to maturity). The yield to the investor will be within a range stipulated at the time of purchase of the obligation, generally with a guaranteed minimum rate of return that is below, and a potential maximum rate of return that is above, market yields on U.S. dollar-denominated commercial paper, with both the minimum and maximum rates of return on the investment corresponding to the minimum and maximum values of the spot exchange rate two business days prior to maturity.
Settlement Risk. Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States. Foreign settlement procedures and trade regulations may involve certain risks (such as delays in payment for or delivery of securities) not typically generated in the settlement of U.S. investments. Settlements in certain foreign countries at times have not kept pace with the number of securities transactions being undertaken; these problems may make it difficult for a Fund to carry out transactions. If a Fund cannot settle or is delayed in settling a purchase of securities, it may miss attractive investment opportunities and certain of its assets may remain uninvested with no return earned thereon for some period. There may also be the danger that, because of uncertainties in the operation of settlement systems in individual markets, competing claims may arise in respect
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of securities held by or to be transferred to a Fund. Further, compensation schemes may be non-existent, limited or inadequate to meet a Fund’s claims in any of these events. In connection with any of these events, and other similar circumstances, a Fund may experience losses because of failures of or defects in settlement systems.
There are additional and magnified risks involved with investments in emerging or developing markets, which may exhibit greater price volatility and risk of principal, have less liquidity and have settlement arrangements that are less efficient than in developed markets. In addition, the economies of emerging market countries generally are heavily dependent on international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. Emerging market economies also have been and may continue to be adversely affected by economic conditions in the countries with which they trade. See “Investments in Emerging Market Securities Risk” below.
FUND OF FUNDS STRUCTURE RISKS. Each Fund of Funds is exposed to the risks of its Underlying Funds in proportion to the amount of assets the Fund of Funds allocates to each Underlying Fund. An investor in a fund that employs a Fund of Funds structure indirectly bears fees and expenses charged by the Underlying Funds in addition to the fund’s direct fees and expenses. The Fund of Funds structure could increase or decrease gains and could affect the timing, amount and character of distributions from an Underlying Fund to an investor in that Underlying Fund. Reallocating the assets of a Fund of Funds will subject such Fund of Funds to higher portfolio turnover. As a result of the reallocation, such Fund of Funds may indirectly incur higher transaction costs. Because the expenses and costs of each Underlying Fund are shared by its investors, redemptions by other investors in an Underlying Fund could result in decreased economies of scale and increased operating expenses for such Underlying Fund. Similarly, each Fund of Funds is subject to similar risks as those mentioned above with respect to any unaffiliated money market fund in which that Fund of Funds invests. The risks of the underlying equity funds include risks specific to their strategies, such as small-cap securities risk, value or growth investing style risk and foreign investments risk, among others, as well as risks related to the equity markets in general. The risks of the underlying fixed income funds include credit risk, derivatives risk, foreign investments risk, interest rate risk and liquidity risk. Also, management of Funds of Funds entails potential conflicts of interest because the Funds of Funds invest in affiliated Underlying Funds. Certain Underlying Funds are more profitable to the investment adviser and/or its affiliates than others, and the investment adviser may therefore have an incentive to allocate more of a fund of fund’s assets to the more profitable Underlying Funds. With respect to Checks and Balances Fund, the investment allocation limitations make the Checks and Balances Fund less flexible in its investment strategies than other Funds of Funds.
GOVERNMENT INTERVENTION IN FINANCIAL MARKETS RISK. Governmental and quasi-governmental authorities and regulators throughout the world have in the past responded to major economic disruptions with a variety of significant fiscal and monetary policy changes, including but not limited to, direct capital infusions into companies, new monetary programs and dramatically increasing or lowering of interest rates. There can be no guarantee that any economic stimulus bills (within the United States or other affected countries throughout the world) will be sufficient or will have their intended effect. In addition, an unexpected or quick reversal of such policies could increase volatility in securities markets, which could adversely affect a Fund’s investments.
In addition, instability in the financial markets during and after the 2008-2009 financial downturn also led the U.S. Government and governments across the world to take a number of actions designed to support certain financial institutions and segments of the financial markets that experienced extreme volatility, and in some cases a lack of liquidity. Most significantly, the U.S. Government has enacted a broad-reaching regulatory framework over the financial services industry and consumer credit markets. Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which a Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which a Fund itself is regulated. Such legislation or regulation could limit or preclude a Fund’s ability to achieve its investment objective.
Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such a program may have positive or negative effects on the liquidity, valuation and performance of a Fund’s portfolio holdings. Furthermore, volatile financial markets can expose a Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Fund. Each Fund has established procedures to assess the liquidity of portfolio holdings and to value instruments for which market prices may not be readily available. HFMC and the sub-adviser(s), as applicable, will monitor developments and seek to manage the Funds in a manner consistent with achieving each Fund’s investment objective, but there can be no assurance that they will be successful in doing so.
The value of a Fund’s holdings is also generally subject to the risk of future local, national, or global economic disturbances based on unknown weaknesses in the markets in which a Fund invests. In the event of such a disturbance, issuers of securities held by a Fund may experience significant declines in the value of their assets and even cease operations, or may receive government assistance accompanied by increased restrictions on their business operations or other government intervention. In addition, it is not certain that the U.S. Government will intervene in response to a future market disturbance and the effect of any such future intervention cannot be predicted. It is difficult for issuers to prepare for the impact of future financial downturns, although companies can seek to identify and manage future uncertainties through risk management programs.
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GROWTH INVESTING STYLE RISK. Growth companies are companies whose earnings and stock prices are expected to grow at a faster rate than the overall market. The price of a growth company’s stock may decrease, or may not increase to the level anticipated by a sub-adviser. Growth companies are often newer or smaller companies, or established companies that may be entering a growth cycle in their business. Growth stocks may be more volatile than other stocks because they are more sensitive to investors’ perceptions of the issuing company’s growth potential. Also, the growth investing style may over time go in and out of favor. At times when the growth investing style is out of favor, the Fund may underperform other equity funds that use different investing styles.
HEALTHCARE-RELATED SECURITIES RISK. Many healthcare-related companies are smaller and less seasoned than companies in other sectors. Healthcare-related companies may also be strongly affected by scientific or technological developments, and their products may quickly become obsolete. The profitability of healthcare-related companies may be affected by extensive government regulation, restrictions on government reimbursement for medical expenses, rising or falling costs of medical products and services, pricing pressure, an increased emphasis on outpatient services, a limited number of products, industry innovation, changes in technologies and other market developments. Many healthcare companies are heavily dependent on patent protection and the actual or perceived safety and efficiency of their products. Patents have a limited duration, and, upon expiration, other companies may market substantially similar “generic” products that are typically sold at a lower price than the patented product, which can cause the original developer of the product to lose market share and/or reduce the price charged for the product, resulting in lower profits for the original developer. As a result, the expiration of patents may adversely affect the profitability of these companies.
Many healthcare companies are subject to extensive litigation based on product liability and similar claims. Further, many healthcare-related companies offer products and services that are subject to governmental regulation and may be adversely affected by changes in governmental policies or laws. Changes in governmental policies or laws may span a wide range of topics, including cost control, national health insurance, incentives for compensation in the provision of healthcare services, tax incentives and penalties related to healthcare insurance premiums, and promotion of prepaid healthcare plans. In addition, a number of legislative proposals concerning healthcare have been considered by the U.S. Congress in recent years. It is unclear what proposals will ultimately be enacted, if any, and what effect they may have on companies in the healthcare sector. Many new products in the healthcare sector may be subject to regulatory approvals. The process of obtaining such approvals may be long and costly, which can result in increased development costs, delayed cost recovery and loss of competitive advantage to the extent that rival companies have developed competing products or procedures, adversely affecting the company’s revenues and profitability. In other words, delays in the regulatory approval process may diminish the opportunity for a company to profit from a new product or to bring a new product to market, which could have a material adverse effect on a company’s business.
Healthcare companies are subject to competitive forces that may make it difficult to raise prices and, in fact, may result in price discounting. Additionally, the expansion of facilities by healthcare-related providers may be subject to “determinations of need” by certain government authorities. This process not only generally increases the time and costs involved in these expansions, but also makes expansion plans uncertain, limiting the revenue and profitability growth potential of healthcare-related facilities operators and negatively affecting the prices of their securities. Moreover, in recent years, both local and national governmental budgets have come under pressure to reduce spending and control healthcare costs, which could both adversely affect regulatory processes and public funding available for healthcare products, services and facilities.
HIGH YIELD INVESTMENTS (“JUNK BONDS”) RISK. Unless stated otherwise in a Fund’s prospectus, any security or loan with a long-term credit rating of “Ba” or lower by Moody’s Investors Service, Inc. (“Moody’s”), “BB” or lower by Standard and Poor’s Corporation (“S&P”) or “BB” or lower by Fitch, Inc. (“Fitch”), as well as any security or loan that is unrated but determined by a sub-adviser to be of comparable quality, is below investment grade.
Securities and bank loans rated below investment grade are commonly referred to as “high yield-high risk debt securities,” “junk bonds,” “leveraged loans” or “emerging market debt,” as the case may be. Each rating category has within it different gradations or sub-categories. Descriptions of the debt securities and bank loans ratings system, including the speculative characteristics attributable to each ratings category, are set forth in Appendix B to this SAI.
Although junk bonds generally pay higher rates of interest than investment grade bonds, junk bonds are high risk investments that may cause income and principal losses for a Fund. Junk bonds may be issued by less creditworthy issuers. Issuers of junk bonds may have a larger amount of outstanding debt relative to their assets than issuers of investment grade bonds. In the event of an issuer’s bankruptcy, claims of other creditors may have priority over the claims of junk bond holders, leaving few or no assets available to repay junk bond holders. Junk bonds are also subject to extreme price fluctuations. Adverse changes in an issuer’s industry and general economic conditions may have a greater impact on the prices of junk bonds than on other higher rated fixed income securities. Further, issuers of junk bonds may be unable to meet their interest or principal payment obligations because of an economic downturn, specific issuer developments or the unavailability of additional financing.
In addition, junk bonds frequently have redemption features that permit an issuer to repurchase the security before it matures. If an issuer redeems junk bonds owned by a Fund, the Fund may have to invest the proceeds in bonds with lower yields and may lose income. Junk bonds may also be less liquid than higher rated fixed income securities, even under normal economic conditions.
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Moreover, there are relatively few dealers in the junk bond market, and there may be significant differences among these dealers’ price quotes. Because they are less liquid, judgment may play a greater role in valuing these securities than is the case with securities that trade in a more liquid market.
A Fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting issuer. The credit rating of a junk bond does not necessarily take into account its market value risk. Ratings and market value may change from time to time, positively or negatively, to reflect new developments regarding the issuer. These securities and bank loans generally entail greater risk (including the possibility of default or bankruptcy of the issuer), involve greater volatility of price and risk to principal and income and may be less liquid than securities and bank loans in higher rating categories. Securities and bank loans in the highest category below investment grade are considered to be of poor standing and predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations. As such, these investments often have reduced values that, in turn, negatively impact the value of the Fund’s shares. If a security or bank loan is downgraded to a rating category that does not qualify for investment, a sub-adviser will use its discretion on whether to hold or sell based upon its opinion on the best method to maximize value for shareholders over the long term.
Distressed Securities Risk. A Fund may invest in debt securities issued by companies that are involved in reorganizations, financial restructurings or bankruptcy. Investments in such distressed securities are speculative and involve substantial risks in addition to the risks of investing in junk bonds. A Fund will generally not receive interest payments on the distressed securities and may incur costs to protect its investment. In addition, distressed securities involve the substantial risk that principal will not be repaid. These securities may present a substantial risk of default or may be in default at the time of investment. A Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal of or interest on its portfolio holdings. In any reorganization or liquidation proceeding relating to a portfolio company, a Fund may lose its entire investment or may be required to accept cash or securities, including equity securities, with a value less than its original investment. Distressed securities and any securities received in an exchange for such securities may be subject to restrictions on resale, and sales may be possible only at substantial discounts. Distressed securities and any securities received in exchange for such securities may also be difficult to value and/or liquidate.
ILLIQUID INVESTMENTS RISK. An illiquid investment means an investment that a Fund reasonably expects cannot be sold or disposed of in current market conditions within seven calendar days without the sale or disposition significantly changing the market value of the investment, as determined under the Fund's liquidity risk management program. A Fund may not be able to sell illiquid securities or other investments when a sub-adviser considers it desirable to do so or may have to sell such securities or other investments at a price that is lower than the price that could be obtained if the securities or other investments were more liquid. Illiquid investments also may be more difficult to value due to the lack of reliable market quotations for such securities or investments, and investments in them may have an adverse impact on a Fund’s net asset value.
Securities and other investments purchased by a Fund that are liquid at the time of purchase may subsequently become illiquid due to events relating to the issuer of the security, market events, economic conditions or investor perceptions. Domestic and foreign markets are becoming more and more complex and interrelated such that events in one sector of the market or the economy, or in one geographical region, can reverberate and have negative consequences for other market, economic or regional sectors in a manner that may not be reasonably foreseen. With respect to OTC securities, the continued viability of any OTC secondary market depends on the continued willingness of dealers and other participants to purchase the securities.
If one or more instruments in a Fund’s portfolio become illiquid, the Fund may exceed its limit on illiquid instruments. If this occurs, the Fund must take steps to bring the aggregate amount of illiquid instruments back within the prescribed limitations as soon as reasonably practicable. However, this requirement will not force a Fund to liquidate any portfolio instrument where the Fund would suffer a loss on the sale of that instrument.
IMPACT INVESTING RISK. An impact investing focus may affect a Fund’s exposure to certain companies or industries and the Fund may forego certain investment opportunities. A Fund’s relative investment performance may also be impacted depending on whether such investments are in or out of favor with the market. A Fund may underperform other funds that do not seek to invest in companies based on expected societal impact outcomes. Certain companies focused on sustainable energy and climate change solutions may be dependent on, and significantly affected by, developing technologies, short product life cycles, competition from new market entrants, fluctuations in energy prices and supply and demand of alternative energy sources. These companies also may be dependent on the government policies of U.S. and foreign governments, including tax incentives and subsidies, as well as on political support for certain environmental initiatives. Investors may differ in their views of what constitutes an impact company or issuer. As a result, a Fund may invest in companies that do not reflect the beliefs and values of any particular investor. A Fund’s exclusion of certain investments from its investment universe may adversely affect the Fund’s relative performance at times when such investments are performing well.
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INDUSTRY CONCENTRATION RISK. To the extent that a Fund focuses its investments in a specific industry or group of industries, the Fund is subject to the risk that (1) its performance will be closely tied to the performance of those particular industries; (2) its performance will be adversely impacted when such industries experience a downturn; and (3) it will perform poorly during a slump in demand for securities of companies in such industries. As a result, the Fund may be subject to increased price volatility and may be more susceptible to adverse developments than a fund that invests more widely.
INFLATION PROTECTED DEBT SECURITIES RISK. A Fund may invest in inflation-protected debt securities, which are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. The value of inflation protected securities generally fluctuates in response to changes in real interest rates (stated interest rates adjusted to factor in inflation). In general, the price of an inflation-indexed security decreases when real interest rates increase, and increases when real interest rates decrease. Interest payments on inflation protected debt securities will fluctuate as the principal and/or interest is adjusted for inflation and can be unpredictable.
Inflation protected securities include fixed and floating rate debt securities of varying maturities issued by the U.S. government, its agencies and instrumentalities, such as Treasury Inflation Protected Securities (“TIPS”), as well as securities issued by other entities such as corporations, municipalities, foreign governments and foreign issuers, including foreign issuers from emerging markets. Typically, such securities are structured as fixed income investments whose principal value is periodically adjusted according to the rate of inflation. The U.S. Treasury, among some other issuers, issues inflation protected securities that accrue inflation into the principal value of the security and other issuers may pay out the Consumer Price Index (“CPI”) accruals as part of a semi-annual coupon. Other types of inflation protected securities exist which use an inflation index other than the CPI. Inflation protected securities issued by the U.S. Treasury, such as TIPS, have maturities of varying length.
Repayment of the original security principal upon maturity (as adjusted for inflation) is generally guaranteed in the case of TIPS, even during a period of deflation. However, the current market value of the securities is not guaranteed and will fluctuate. Other inflation related securities may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the security repaid at maturity may be less than the original principal.
The value of inflation-linked securities is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-linked securities. While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to declines in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the security’s inflation measure. The market for inflation-protected securities may be less developed or liquid, and more volatile, than certain other securities markets.
The periodic adjustment of U.S. inflation-protected debt securities is tied to the Consumer Price Index for Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is an index of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-protected debt securities issued by a foreign government are generally adjusted to reflect a comparable inflation index calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.
Any increase in the principal amount of an inflation-protected debt security will be considered taxable ordinary income, even though investors do not receive their principal until maturity.
INFLATION RISK. A Fund's investments may be subject to inflation risk, which is the risk that the real value (i.e., nominal price of the asset adjusted for inflation) of assets or income from investments will be less in the future as inflation decreases the purchasing power and value of money (i.e., as inflation increases, the real value of a Fund's assets can decline). Inflation rates may change frequently and significantly as a result of various factors, including unexpected shifts in the domestic or global economy and changes in monetary or economic policies (or expectations that these policies may change), and a Fund's investments may not keep pace with inflation, which would generally adversely affect the real value of Fund shareholders’ investment in a Fund. This risk is greater for fixed-income instruments with longer maturities. In addition, this risk may be significantly elevated compared to normal conditions because of recent monetary policy measures and the current interest rate environment.
INITIAL PUBLIC OFFERINGS (“IPO”) RISK. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. Some of the companies involved in new industries may be regarded as developmental stage companies, without revenues or operating income, or the near-term prospects of them. Many IPOs are by small- or micro-cap companies that are undercapitalized. In addition, the prices of securities sold in IPOs may be highly volatile or may decline shortly after the IPO is complete. The effect of IPOs on a Fund’s performance depends on a variety of factors, including the number of IPOs the Fund invests in relative to the size of the Fund and whether and to what extent a security purchased in an IPO appreciates and
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depreciates in value. Although investments in IPOs have the potential to produce substantial gains in a short period of time, there is no assurance that a Fund will have access to profitable IPOs, that any particular IPO will be successful, or that any gains will be sustainable. Investors should not rely on past gains attributable to IPOs as an indication of future performance.
INTEREST RATE RISK. Interest rate risk is the risk that an investment held by a Fund may go down in value when interest rates rise because when interest rates rise, the prices of bonds and fixed rate loans fall. Generally, the longer the maturity of a bond or fixed rate loan, the more sensitive it is to this risk. For this reason, the longer a Fund’s average weighted portfolio maturity, the greater the impact a change in interest rates will have on its share price. A variety of factors can cause interest rates to rise, including central bank monetary policies and inflation rates. Falling interest rates may also lead to a decline in a Fund’s income. Risks associated with rising rates are currently heightened because the Federal Reserve has raised, and may continue to raise, interest rates and inflation is elevated. To the extent the Federal Reserve Board (the “Fed”) raises interest rates, there is a risk that interest rates across the U.S. financial system may rise. Actions taken by the Fed or foreign central banks to stimulate or stabilize economic growth, such as decreases or increases in short-term interest rates, may adversely affect markets, which could, in turn, negatively impact Fund performance. Moreover, rising interest rates may lead to decreased liquidity in the bond markets, making it more difficult for a Fund to value or sell some or all of its bond holdings at any given time. A rise in interest rates could also cause investors to rapidly move out of fixed-income securities, which may increase redemptions in a Fund and subject the Fund to increased liquidity risk. A substantial increase in interest rates may also have an adverse impact on the liquidity of one or more portfolio securities, especially those with longer maturities.
Moreover, in response to the outbreak of COVID-19, as with other serious economic disruptions, governmental authorities and regulators have enacted significant fiscal and monetary policy changes, including, among other things, lowering interest rates. During periods when interest rates are low (or negative), a Fund’s yield (or total return) may also be low and fall below zero. Very low or negative interest rates may magnify interest rate risk. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, may result in heightened market volatility and may detract from Fund performance to the extent a Fund is exposed to such interest rates and/or volatility. Certain European countries and Japan have pursued negative interest rate policies. A negative interest rate policy is an unconventional central bank monetary policy tool where nominal target interest rates are set with negative value intended to help create self-sustaining growth in the local economy. To the extent a Fund holds a debt instrument with a negative interest rate, the Fund would generate a negative return on that investment. If negative interest rates become more prevalent in the market, investors may seek to reallocate their investment to other income-producing assets, which could further reduce the value of instruments with a negative yield.
INTERFUND LENDING PROGRAM RISK. The Funds have received exemptive relief from the SEC, which permits the Funds to participate in an interfund lending program. The interfund lending program allows a participating fund to borrow money from and loan money to each other for temporary or emergency purposes. All interfund loans would consist only of uninvested cash reserves that the lending Fund otherwise would invest in short-term repurchase agreements or other short-term instruments. A Fund may participate in the interfund lending program only to the extent that such participation is consistent with the Fund’s investment objectives, restrictions, policies, and limitations.
The program is subject to a number of conditions designed to ensure fair and equitable treatment of all participating funds, including the following: (1) a Fund may not borrow money through the program unless it receives a more favorable interest rate than a rate approximating the lowest interest rate at which bank loans would be available to any of the participating funds under a loan agreement; and (2) a Fund may not lend money through the program unless it receives a more favorable return than that available from an investment in repurchase agreements. Interfund loans and borrowings have a maximum duration of seven days, and loans may be called on one business day’s notice. If a Fund has outstanding bank borrowings, any interfund loan to the Fund would: (a) be at an interest rate equal to or lower than that of any outstanding bank loan, (b) be secured at least on an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding bank loan that requires collateral, (c) have a maturity no longer than any outstanding bank loan (and in any event not over seven days), and (d) provide that, if an event of default occurs under any agreement evidencing an outstanding bank loan to the Fund, that event of default will automatically (without need for action or notice by the lending Fund) constitute an immediate event of default under the interfund lending agreement, entitling the lending Fund to call the interfund loan (and exercise all rights with respect to any collateral), and cause such call to be made if the lending bank exercises its right to call its loan under its agreement with the borrowing Fund.
A Fund may borrow on an unsecured basis through the interfund lending program only if its outstanding borrowings from all sources immediately after the borrowing total 10% or less of its total assets, provided that if the Fund has a secured loan outstanding from any other lender, including but not limited to another fund, the Fund’s borrowing will be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding loan that requires collateral. If a borrowing fund’s total outstanding borrowings immediately after an interfund loan under the interfund lending program exceed 10% of its total assets, the Fund may borrow through the interfund lending program on a secured basis only. A Fund may not borrow under the interfund lending program or from any other source if its total outstanding borrowings immediately after the borrowing would be more than 33 1/3% of its total assets or any lower threshold provided for by the Fund’s investment restrictions.
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A Fund may not lend to another fund through the interfund lending program if the loan would cause the lending Fund’s aggregate outstanding loans through the interfund lending program to exceed 15% of its current net assets at the time of the loan. A Fund’s interfund loans to any one fund shall not exceed 5% of the lending Fund’s net assets.
Participating in the interfund lending program subjects a Fund to certain risks. A Fund borrowing through the program may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending Fund could result in a lost investment opportunity or additional costs. As of March 1, 2024, each Fund does not engage in interfund lending.
INVERSE FLOATING RATE SECURITIES RISK. Inverse floating rate securities, also called inverse floaters or residual interest bonds, are variable-rate securities whose coupon changes in a direction opposite from that of a specified interest rate. Generally, income on inverse floaters decreases when interest rates rise and increases when interest rates fall. Inverse floaters may be subject to leverage risk and counterparty risk. These risks are greater for inverse floaters that are structured as tender option bonds (“TOBs”). Inverse floaters can have the effect of providing a degree of investment leverage because they may increase or decrease in value in response to changes (e.g., changes in market interest rates) at a rate that is a multiple of the rate at which fixed-rate securities increase or decrease in response to the same changes. Therefore, the market values of such securities are generally more volatile than the market values of fixed-rate securities (especially during periods when interest rates are fluctuating). A Fund could lose money and its net asset value could decline if movements in interest rates are incorrectly anticipated. Moreover, the markets for this type of security may be less developed and less liquid than the markets for traditional municipal securities. Investments in inverse floaters in the form of TOBs are also subject to risks related to the termination of the trust that issues the TOB, which could expose a Fund to losses associated with such termination.
A Fund may invest in municipal inverse floaters, which are a type of inverse floater in which a municipal bond is deposited with a special purpose vehicle (SPV), which issues, in return, the municipal inverse floater (which is comprised of a residual interest in the cash flows and assets of the SPV) plus proceeds from the issuance by the SPV of floating rate certificates to third-parties. This type of municipal inverse floater generally includes the right to “unwind” the transaction by (1) causing the holders of the floating rate certificates to tender their certificates at par and (2) returning the municipal inverse floater to the SPV in exchange for the original municipal bond. If the holder of the inverse floater exercises this right, it would pay the par amount due on the floating rate certificates and exchange the municipal inverse floater for the underlying municipal bond. The SPV may also be terminated for other reasons (as defined in its operative documents), such as a downgrade in the credit rating of the underlying municipal bond, a payment failure by or the bankruptcy of the issuer of the underlying municipal bond, the inability to remarket floating rate certificates or the SPV’s failure to obtain renewal of the liquidity agreement relating to the floating rate certificates. In the event of such a termination, an investor, such as a Fund, shall have the option but not the obligation to effect the economic equivalent of an “unwind” of the transaction. The holder of a municipal inverse floater generally bears all of the investment risk associated with the underlying bond.
Inverse floating rate securities are subject to the risks inherent in derivative instruments. See “Derivative Instruments” herein.
INVESTMENT GRADE SECURITIES RISK. A Fund is permitted to invest in debt securities rated within the four highest rating categories (e.g., “Aaa”, “Aa”, “A” or “Baa” by Moody’s, “AAA”, “AA”, “A” or “BBB” by S&P or “AAA”, “AA”, “A” or “BBB” by Fitch) (or, if unrated, securities of comparable quality as determined by a sub-adviser) (see Appendix B to this SAI for a description of applicable securities ratings). These investments are generally referred to as “investment grade investments.” Each rating category has within it different gradations or sub-categories. If a Fund is authorized to invest in a certain rating category, the Fund is also permitted to invest in any of the sub-categories or gradations within that rating category. If a security is downgraded to a rating category that does not qualify for investment, a sub-adviser will use its discretion on whether to hold or sell based upon its opinion on the best method to maximize value for shareholders over the long term. Debt securities carrying the fourth highest rating (e.g., “Baa” by Moody’s, “BBB” by S&P and “BBB” by Fitch) and unrated securities of comparable quality (as determined by a sub-adviser) are considered to have speculative characteristics with respect to the issuer’s continuing ability to meet principal and interest payments, involve a higher degree of risk and are more sensitive to economic change than higher rated securities.
INVESTMENTS IN A SUBSIDIARY RISK. The Real Asset Fund may invest in the shares of a wholly owned and controlled subsidiary organized in the Cayman Islands that invests primarily in commodity-related instruments (the “Subsidiary”). Investments in the Subsidiary are expected to provide the Fund with exposure to the commodity markets within the limitations of Subchapter M of the Code and IRS revenue rulings, as discussed below. The Subsidiary is advised by HFMC, sub-advised by Wellington Management and managed pursuant to compliance policies and procedures that are the same, in all material respects, as the policies and procedures adopted by the Fund. However, unlike the Fund, the Subsidiary may be concentrated in one or more commodities and is not subject to diversification requirements. Further, the Subsidiary (unlike the Fund) may invest without limitation in commodity-related instruments, including commodity-related futures, swaps and other derivative instruments, to enhance return, to hedge against fluctuations in commodity prices or as a substitute for the purchase or sale of commodities. Commodity-related futures, swaps and other derivative instruments have many of the same risks as other derivative instruments. See “Derivative Instruments” above. The Fund is the sole shareholder of its Subsidiary, and shares of the Subsidiary are not sold or offered to other investors. The Subsidiary is not registered under the 1940 Act and, unless otherwise noted in the Fund’s prospectus or this SAI, is not subject to the investor
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protection mechanisms or oversight regime of the 1940 Act. However, because the Fund wholly owns and controls its Subsidiary, and the Fund and Subsidiary are both managed by HFMC, it is unlikely that the Subsidiary will take action contrary to the interests of the Fund and its shareholders. In addition, changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or its Subsidiary to operate as described in the Fund’s prospectus and this SAI and could adversely affect the Fund. In particular, there is a risk that the IRS could determine that the income the Fund receives from the Subsidiary is not "qualifying income" for tax purposes, which could affect the Fund’s qualification as a regulated investment company. Currently, the Cayman Islands does not impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax, on the Subsidiary. If the Fund fails to qualify as a regulated investment company or Cayman Islands law changes such that the subsidiary must pay Cayman Islands taxes, Fund shareholders would likely suffer decreased investment returns.
The Fund, as a regulated investment company (“RIC”) under the tax rules, is required to realize at least 90 percent of its annual gross income from investment-related sources, specifically from dividends, interest, proceeds from securities lending, gains from the sales of stocks, securities and foreign currencies, other income (including, but not limited to, gains from options, futures or forward contracts) derived from investing in such stock, securities or currencies or certain types of publicly traded partnerships (collectively referred to as qualifying income). Direct investments by a RIC in commodity-related instruments generally do not, under published IRS rulings, produce qualifying income. However, in a series of private letter rulings, the IRS has indicated that income derived by a RIC from a wholly owned subsidiary invested in commodity and financial futures and option contracts, forward contracts, swaps on commodities or commodities indices, commodity-linked notes and fixed income securities would constitute qualifying income. The Fund has received a private letter ruling from the IRS confirming that income derived from the Fund’s investment in the Subsidiary will constitute qualifying income to the Fund. However, the IRS suspended the issuance of similar private letter rulings in 2011 and that suspension remains in effect. The IRS issued final regulations that generally treat the Fund’s income inclusion with respect to the Subsidiary as qualifying income either if (A) there is a current-year distribution out of the earnings and profits of the Subsidiary that are attributable to such income inclusion or (B) such inclusion is derived with respect to the Fund’s business of investing in stock, securities, or currencies. The IRS also issued a revenue procedure, which states that the IRS will not in the future issue private letter rulings that would require a determination of whether an asset (such as a commodity index-linked note) is a “security” under the 1940 Act. The tax treatment of the Fund’s investment in the Subsidiary may be adversely affected by future legislation, Treasury Regulations, court decisions and/or guidance issued by the IRS that could affect whether income derived from such investments is “qualifying income” under Subchapter M of the Code, or otherwise affect the character, timing and/or amount of the Fund’s taxable income or any gains and distributions made by the Fund.
The Subsidiary generally will not be subject to U.S. federal income tax. The Subsidiary will, however, be considered a controlled foreign corporation, and the Fund that invests in the Subsidiary will be required to include as annual income amounts earned by its Subsidiary during the applicable year. Furthermore, the Fund will be subject to the distribution requirement applicable to open-end management investment companies on such Subsidiary income, whether or not its Subsidiary actually makes a distribution to the Fund during the taxable year.
INVESTMENTS IN EMERGING MARKET SECURITIES RISK. A Fund may invest in securities of issuers that conduct their principal business activities in, or whose securities are traded principally on exchanges located in, less developed countries considered to be “emerging markets.” Emerging countries are generally located in Africa, Asia, the Middle East, Eastern and Central Europe and Central and South America. Investing in emerging market securities involves not only the risks described above with respect to investing in foreign securities, but also other risks that may be more severe and pervasive than those present in foreign countries with more developed markets. Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. The value of a Fund’s investments in emerging markets securities may be adversely affected by changes in the political, economic or social conditions, expropriation, nationalization, limitation on the removal of funds or assets, controls, tax regulations and other restrictions in emerging market countries. In the past, governments of such nations have expropriated substantial amounts of private property, and most claims of the property owners have never been fully settled. There is no assurance that such expropriations will not reoccur. In such circumstances, it is possible that a Fund could lose the entire amount of its investments in the affected market.
Some countries have pervasive corruption and crime that may hinder investments. Certain emerging markets may also face other significant internal or external risks, including the risk of war (such as Russia's invasion of Ukraine and the conflict between Israel and Hamas) and ethnic, religious and racial conflicts, as well as the imposition of sanctions. A Fund’s emerging market investments may introduce exposure to economic structures that are generally less diverse and mature than, and to political systems that can be expected to have less stability than, those of developed countries. Other characteristics of emerging markets that may affect investments include national policies that may restrict investment by foreigners in issuers or industries deemed sensitive to relevant national interests and the absence of developed legal structures governing private and foreign investments and private property, and the ability of U.S. authorities (e.g., SEC and the U.S. Department of Justice) and investors (e.g., the Funds) to bring actions against bad actors may be limited. As a result of these legal structures and limitations, a Fund faces the risk of being unable to enforce its rights with respect to its investments in emerging markets, which may cause losses to the Fund. Settlements of trades in emerging markets may be subject to significant delays. The inability to make intended purchases of securities due to settlement
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problems could cause missed investment opportunities. Losses could also be caused by an inability to dispose of portfolio securities due to settlement problems. Also, the typically small size of the markets for securities of issuers located in emerging markets and the possibility of a low or nonexistent volume of trading in those securities may result in lack of liquidity and price volatility of those securities. In addition, traditional measures of investment value used in the United States, such as price to earnings ratios, may not apply to certain small markets. Also, there may be less publicly available information about issuers in emerging markets than would be available about issuers in more developed capital markets, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject. In addition to withholding taxes on investment income, some countries with emerging markets may impose differential capital gains taxes on foreign investors.
The risks outlined above are often more pronounced in “frontier markets” in which a Fund may invest. Frontier markets are those emerging markets that are considered to be among the smallest, least mature and least liquid, and as a result, the risks of investing in emerging markets are magnified in frontier markets. This magnification of risks is the result of a number of factors, including: government ownership or control of parts of the private sector and of certain companies; trade barriers; exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which frontier market countries trade; less uniformity in accounting and reporting requirements; unreliable securities valuation; greater risk associated with custody of securities; and the relatively new and unsettled securities laws in many frontier market countries. In addition, the markets of frontier countries typically have low trading volumes, leading to a greater potential for extreme price volatility and illiquidity. This volatility may be further increased by the actions of a few major investors. For example, a substantial increase or decrease in cash flows of funds investing in these markets could significantly affect local securities prices and, therefore, the net asset value of a Fund. All of these factors make investing in frontier market countries significantly riskier than investing in other countries, including more developed and traditional emerging market countries, and any one of them could cause the net asset value of a Fund’s shares to decline.
In addition to the risks of foreign investing and the risks of investing in emerging or frontier markets, investments in certain countries with recently developed markets and structures, such as Nigeria, Croatia and Russia, implicate certain specific risks. Because of the recent formation of these securities markets and the underdeveloped state of these countries’ banking systems, settlement, clearing and registration of securities transactions are subject to significant risks. Share ownership is often defined and evidenced by extracts from entries in a company’s share register, but such extracts are neither negotiable instruments nor effective evidence of securities ownership. Further, the registrars in these countries are not necessarily subject to effective state supervision or licensed by any governmental entity, there is no central registration system for shareholders and it is possible for a Fund to lose its entire ownership rights through fraud, negligence or mere oversight. In addition, while applicable regulations may impose liability on registrars for losses resulting from their errors, it may be difficult for a Fund to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. In Croatia, these risks are limited to investments in securities that are not traded on the national stock exchange. However, in other countries, including Nigeria and Russia, all securities investments are subject to these risks. In addition, as much of China’s growth over recent decades has been a result of significant investment in substantial export trade, international trade tensions may arise from time to time which can result in trade tariffs, embargoes, trade limitations, trade wars and other negative consequences. These consequences may trigger a significant reduction in international trade, the oversupply of certain manufactured goods, substantial price reductions of goods and possible failure of individual companies and/or large segments of China’s export industry with a potentially severe negative impact to the Funds. In addition, it is possible that the continuation or worsening of the current political climate could result in regulatory restrictions being contemplated or imposed in the U.S. or in China that could have a material adverse effect on a Fund’s ability to invest in accordance with its investment policies and/or achieve its investment objective. Please see “Regional/Country Focus Risk” below.
Sukuk Risk. Sukuk are similar to conventional senior, unsecured bonds but are structured to comply with Sharia, or Islamic, law and its investment principles, which, inter alia, prohibit the charging or paying of interest. Sukuk represent undivided shares in the income generated by an underlying asset or pool of assets (the “Underlying Assets”) and/or contractual payment obligations of an obligor.
Obligors include international financial institutions, corporations, foreign governments and agencies of foreign governments (each, an “Obligor”). Obligors typically arrange for the issue of sukuk through a special purpose vehicle or similar corporate entity (the “Sukuk Issuer”). For sukuk linked to Underlying Assets, title to the Underlying Assets is transferred to the Sukuk Issuer; for sukuk that are not linked to Underlying Assets, the sukuk represents an interest in the income stream generated by one or more contractual payment obligations of the Obligor to the Sukuk Issuer. In either event, the payments received by the investor do not come from interest on such investor’s money.
Since the investors in sukuk purchase an instrument with income or periodic payments linked to a specific income stream, investors are subject to the risk that the relevant Underlying Assets or the contractual payment obligations may not perform as expected, and the flow of income may, accordingly, be slower than expected or may cease altogether. In particular, Sukuk Issuers
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typically agree to redeem the sukuk at the end of a contractual term at an agreed price, similar to a maturity date. The ability of a Sukuk Issuer to redeem such sukuk is dependent on the income generated by the sukuk during its life and the ability and willingness of the Obligor to make payments to the Sukuk Issuer for payment to the investors.
No collateral, including the Underlying Assets, is pledged as security for sukuk. As unsecured investments, sukuk are backed only by the credit of the Obligor. Sukuk are also subject to the risks associated with developing and emerging market economies, which include, among others, inconsistent accounting and legal principles.
The process to resolve a default or other non-payment event in respect of sukuk is likely to take longer than resolving a default in respect of a bond. In addition, it is possible that evolving interpretations of Sharia law by courts or Islamic scholars on sukuk structures and sukuk transferability, or a determination subsequent to the issuance of a sukuk by courts or Islamic scholars that such sukuk does not comply with Sharia law and its investment principles, could have an adverse effect on the price and liquidity of a such sukuk, similarly-structured sukuk or the sukuk market in general and give rise to defenses of the Obligor and the Sukuk Issuer that amounts under the sukuk are not payable either in full or in part. In addition, investors’ ability to pursue and enforce actions with respect to these payment obligations or to otherwise enforce the terms of the sukuk, restructure the sukuk, obtain a judgment in a court of competent jurisdiction or attach assets of the Sukuk Issuer or the Obligor may be limited. In addition, as with conventional debt instruments, sukuk prices may change in response to global interest rate changes.
While the global sukuk market has grown in recent years, it is significantly smaller than bond market and there may be times when the market is illiquid and it is difficult to make an investment in, or dispose of, sukuk. Unlike bonds, sukuk are generally held to maturity, and trading is limited to the primary market.
LARGE CAP SECURITIES RISK. The securities of large market capitalization companies may underperform other segments of the market because such companies may be less responsive to competitive challenges and opportunities and may be unable to attain high growth rates during periods of economic expansion.
LARGE SHAREHOLDER TRANSACTION RISK. A Fund may experience adverse effects when certain large shareholders purchase or redeem large numbers of shares of the Fund. These shareholders (or a single shareholder) may redeem or purchase shares of a Fund in large amounts unexpectedly or rapidly, including as a result of an asset allocation decision made by a Fund’s investment manager or sub-adviser(s). Such transactions could adversely affect the ability of a Fund to conduct its investment program. Such large shareholder redemptions may cause a Fund to sell portfolio securities at times when it would not otherwise do so or borrow money (at a cost to the Fund), which may negatively impact the Fund’s net asset value and liquidity. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in a Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio.
LIBOR RISK. LIBOR, the London Interbank Offered Rate, was a leading floating rate benchmark used in loans, notes, derivatives and other instruments or investments. As a result of benchmark reforms, publication of most LIBOR settings has ceased. Some LIBOR settings continue to be published but only on a temporary, synthetic and non-representative basis. Regulated entities have generally ceased entering into new LIBOR contracts in connection with regulatory guidance or prohibitions. Public and private sector actors have worked to establish new or alternative reference rates to be used in place of LIBOR. Certain equity and debt securities in which a Fund may invest may have earned interest at (or, some limited circumstances, continue to earn interest at), a floating rate based on LIBOR (or which was previously based on LIBOR) or the relevant benchmark replacement.
The elimination of LIBOR, changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect a Fund’s performance and/or net asset value. It could also lead to a reduction in the interest rates on, and the value of, some LIBOR-based investments and reduce the effectiveness of hedges mitigating risk in connection with LIBOR-based investments. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include enhanced provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, adversely affecting a Fund’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. The usefulness of LIBOR as a benchmark could deteriorate anytime during this transition period. Any such effects of the transition process, including unforeseen effects, could result in losses to a Fund.
Replacement rates that have been identified include the Secured Overnight Financing Rate (SOFR, which replaced U.S. dollar LIBOR and measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities) and the Sterling Overnight Index Average Rate (SONIA, which replaced GBP LIBOR and measures the overnight interest rate paid by banks for unsecured transactions in the sterling market), although other replacement rates could be adopted by market participants. On April 3, 2018, the New York Federal Reserve Bank began publishing its alternative rate, the Secured Overnight
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Financing Rate (“SOFR”). The Bank of England followed suit on April 23, 2018 by publishing its proposed alternative rate, the Sterling Overnight Index Average (“SONIA”). Each of SOFR and SONIA significantly differ from LIBOR, both in the actual rate and how it is calculated, and therefore it is unclear whether and when markets will adopt either of these rates as a widely accepted replacement for LIBOR. On July 29, 2021, the Alternative Reference Rates Committee (“ARRC”) announced that it recommended “Term SOFR,” a similar forward-looking term rate which will be based on SOFR, for business loans. CME Group currently publishes the Term SOFR Rate in one-month, three-month, six-month and twelve-month tenors. As of March 1, 2024, it is unclear how the market will respond to ARRC’s formal recommendation. If no widely accepted conventions develop, it is uncertain what effect broadly divergent interest rate calculation methodologies in the markets will have on the price and liquidity of certain equity and debt securities in which a Fund may invest.
Alteration of the terms of a debt instrument or a modification of the terms of other types of contracts to replace LIBOR or another interbank offered rate (“IBOR”) with a new reference rate could result in a taxable exchange and the realization of income and gain/loss for U.S. federal income tax purposes. The IRS has issued regulations regarding the tax consequences of the transition from IBOR to a new reference rate in debt instruments and non-debt contracts. Under the regulations, alteration or modification of the terms of a debt instrument to replace an operative rate that uses a discontinued IBOR with a qualified rate (as defined in the regulations) including true up payments equalizing the fair market value of contracts before and after such IBOR transition, to add a qualified rate as a fallback rate to a contract whose operative rate uses a discontinued IBOR or to replace a fallback rate that uses a discontinued IBOR with a qualified rate would not be taxable. The IRS may provide additional guidance, with potential retroactive effect.
LIQUIDATION OF FUNDS RISK. The Board may determine to close and liquidate a Fund at any time. In the event of the liquidation of a Fund, shareholders will receive a liquidating distribution in cash or in-kind equal to their proportionate interest in the Fund. A liquidating distribution may be a taxable event for shareholders who do not hold their shares in a tax deferred account and, depending on a shareholder’s basis in his or her Fund shares, may result in the recognition of a gain or loss for tax purposes.
LOANS AND LOAN PARTICIPATIONS RISK. Commercial banks and other financial institutions or institutional investors make corporate loans to companies that need capital to grow or restructure. Borrowers generally pay interest on corporate loans at rates that change in response to changes in market interest rates such as SOFR or the prime rates of U.S. banks. As a result, the value of corporate loan investments is generally less exposed to the adverse effects of shifts in market interest rates than investments that pay a fixed rate of interest. However, because the trading market for certain corporate loans may be less developed than the secondary market for bonds and notes, a Fund may experience difficulties in selling its corporate loans. A Fund may make certain corporate loan investments as part of a broader group of lenders (together often referred to as a “syndicate”) that is represented by a leading financial institution (or agent bank). The syndicate’s agent arranges the corporate loans, holds collateral and accepts payments of principal and interest. If the agent develops financial problems or is terminated, the Fund may not recover its investment or recovery may be delayed. Corporate loans may be denominated in currencies other than U.S. dollars and are subject to the credit risk of nonpayment of principal or interest. Further, substantial increases in interest rates may cause an increase in loan defaults. Although the loans will generally be fully collateralized at the time of acquisition, the collateral may decline in value, be relatively illiquid or lose all or substantially all of its value subsequent to investment. If a borrower files for protection from its creditors under the U.S. bankruptcy laws, these laws may limit the Fund’s rights to the collateral. In addition, the value of collateral may erode during a bankruptcy case. In the event of a bankruptcy, the holder of a corporate loan may not recover its principal, may experience a long delay in recovering its investment and may not receive interest during the delay.
A Fund may also invest in second lien loans (secured loans with a claim on collateral subordinate to a senior lender’s claim on such collateral) and unsecured loans. Holders’ claims under unsecured loans are subordinated to claims of creditors holding secured indebtedness and possibly other classes of creditors holding unsecured debt. Unsecured loans have a greater risk of default than secured loans, particularly during periods of deteriorating economic conditions. Also, since they do not afford the lender recourse to collateral, unsecured loans are subject to greater risk of nonpayment in the event of default than secured loans. Such loans generally have greater price volatility than more senior loans and may be less liquid.
Some bank loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate the bank loans to presently existing or future indebtedness of the borrower or take other action detrimental to the holders of the bank loans, including, in certain circumstances, invalidating such bank loans or causing interest previously paid to be refunded to the borrower. If interest were required to be refunded, it could negatively affect Fund performance.
Indebtedness of companies whose creditworthiness is poor involves substantially greater risks and may be highly speculative. Some companies may never pay off their indebtedness or pay only a small fraction of the amount owed. Consequently, when investing in indebtedness of companies with poor credit, a Fund bears a substantial risk of losing the entire amount invested.
Investments in bank loans through a direct assignment of the financial institution’s interest with respect to the bank loan may involve additional risks. For example, if a secured bank loan is foreclosed, a Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, a Fund could be held liable as a co-lender.
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Bank loans may be structured to include both term loans, which are generally fully funded at the time of investment, and revolving credit facilities, which would require a Fund to make additional investments in the bank loans as required under the terms of the credit facility at the borrower’s demand.
A financial institution’s employment as agent bank may be terminated in the event that it fails to observe a requisite standard of care or becomes insolvent. A successor agent bank would generally be appointed to replace the terminated agent bank, and assets held by the agent bank under the loan agreement would remain available to the holders of such indebtedness. However, if assets held by the agent bank for the benefit of a Fund were determined to be subject to the claims of the agent bank’s general creditors, such Fund may incur certain costs and delays in realizing payments on a bank loan or loan participation and could suffer a loss of principal and/or interest.
Floating Rate Loans Risk. A Fund may invest in interests in floating rate loans (often referred to as “floaters”). Senior floating rate loans hold the most senior position in the capital structure of a business entity (the “Borrower”), are typically secured by specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by subordinated debtholders and stockholders of the Borrower. A Fund may also invest in second lien loans (secured loans with a claim on collateral subordinate to a senior lender’s claim on such collateral) and unsecured loans. The Funds may also invest in companies whose financial condition is uncertain and that may be involved in bankruptcy proceedings, reorganizations or financial restructurings. Floating rate loans typically have rates of interest that are reset or redetermined daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a spread. The base lending rates are primarily SOFR, and secondarily the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders. Floating rate loans are typically structured and administered by a financial institution that acts as the agent of the lenders participating in the floating rate loan. Floating rate loans may be acquired directly through the agent, as an assignment from another lender who holds a direct interest in the floating rate loan or as a participation interest in another lender’s portion of the floating rate loan.
The value of the collateral securing a floating rate loan can decline, be insufficient to meet the obligations of the borrower or be difficult to liquidate. As a result, a floating rate loan may not be fully collateralized and can decline significantly in value. Floating rate loans generally are subject to legal or contractual restrictions on resale. The liquidity of floating rate loans, including the volume and frequency of secondary market trading in such loans, varies significantly over time and among individual floating rate loans. For example, if the credit quality of a floating rate loan unexpectedly declines significantly, secondary market trading in that floating rate loan can also decline for a period of time. During periods of infrequent trading, valuing a floating rate loan can be more difficult, and buying and selling a floating rate loan at an acceptable price can be more difficult and delayed. Difficulty in selling a floating rate loan can result in a loss and can hinder a Fund’s ability to meet redemption requests.
Many loans in which a Fund may invest may not be rated by a rating agency, and many, if not all, loans will not be registered with the SEC or any state securities commission and will not be listed on any national securities exchange. The amount of public information available with respect to loans will generally be less extensive than that available for registered or exchange-listed securities. Debt securities that are rated below-investment-grade and comparable unrated bonds are viewed by the rating agencies as having speculative characteristics and are commonly known as “junk bonds”. Historically, senior-secured floating rate loans tend to have more favorable loss recovery rates than more junior types of below-investment-grade debt obligations.
Loans and other corporate debt obligations are subject to the risk of non-payment of scheduled interest or principal. Floating rate loans are rated below-investment-grade, which means that rating agencies view them as more likely to default in payment than investment-grade loans. Such non-payment would result in a reduction of income to a Fund, a reduction in the value of the investment and a potential decrease in the net asset value of the Fund. Some floating rate loans are also subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate such floating rate loans to presently existing or future indebtedness of the Borrower or take other action detrimental to the holders of floating rate loans including, in certain circumstances, invalidating such floating rate loans or causing interest previously paid to be refunded to the Borrower. If interest were required to be refunded, it could negatively affect the Fund’s performance.
Prepayment Risk – Most floating rate loans and certain debt securities allow for prepayment of principal without penalty. Loans and securities subject to prepayment risk generally offer less potential for gains when interest rates decline, and may offer a greater potential for loss when interest rates rise. In addition, with respect to fixed-rate investments, rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the investment and making the investment more sensitive to interest rate changes. Accordingly, the potential for the value of a floating rate loan or security to increase in response to interest rate declines is limited. Further, loans or debt securities purchased to replace a prepaid loan or debt security may have lower yields than the yield on the prepaid loan or debt security.
Market Risk – Significant events, such as turmoil in the financial and credit markets, geopolitical events, terrorist events, and other market disruption events, such as weather or infrastructure disruptions that affect the markets generally, can affect the liquidity of the markets and cause spreads to widen or interest rates to rise, resulting in a reduction in value of a Fund’s assets. Other economic factors (such as a large downward movement in security prices, a disparity in supply of and
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demand for certain loans and securities or market conditions that reduce liquidity) can also adversely affect the markets for debt obligations. Rating downgrades of holdings or their issuers will generally reduce the value of such holdings. A Fund is also subject to income risk, which is the potential for a decline in the Fund’s income due to falling interest rates or market reductions in spread. Please see “Market Risk” below.
Material Non-Public Information – A Fund may be in possession of material non-public information about a Borrower or issuer as a result of its ownership of a loan or security of such Borrower or issuer. Because of prohibitions on trading in securities of issuers while in possession of such information, a Fund may be unable to enter into a transaction in a loan or security of such a Borrower or issuer when it would otherwise be advantageous to do so.
Regulatory Risk – To the extent that legislation or federal regulators impose additional requirements or restrictions on the ability of financial institutions to make loans, particularly in connection with highly leveraged transactions, floating rate loans for investment may become less available. Any such legislation or regulation could also depress the market values of floating rate loans. Loan interests may not be considered “securities,” and purchasers, such as a Fund, may, therefore, not be entitled to rely on the anti-fraud protections of the federal securities laws.
Loan Participations Risk. A participation interest is a fractional interest in a loan, issued by a lender or other financial institution. The lender selling the participation interest remains the legal owner of the loan. Where a Fund is a participant in a loan, it does not have any direct claim on the loan or any rights of set-off against the borrower and may not benefit directly from any collateral supporting the loan. As a result, the Fund is subject to the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling a participation, a Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.
The lack of a highly liquid secondary market may have an adverse impact on the ability to dispose of particular loan participations when necessary to meet redemption of a Fund’s shares, to meet a Fund’s liquidity needs or when necessary in response to a specific economic event, such as deterioration in the creditworthiness of the borrower. The lack of a highly liquid secondary market for loan participations also may make it more difficult for a Fund to value these investments for purposes of calculating its net asset value.
Senior Loans Risk. Senior debt (frequently issued in the form of senior notes or referred to as senior loans) is debt that takes priority over other unsecured or otherwise more “junior” debt owed by the issuer. Senior debt has greater seniority in the issuer’s capital structure than subordinated debt. In the event the issuer goes bankrupt, senior debt theoretically must be repaid before other creditors receive any payment. There is less readily available, reliable information about most senior loans than is the case for many other types of securities. In addition, there is no minimum rating or other independent evaluation of a borrower or its securities limiting a Fund’s investments in senior loans, and thus a sub-adviser relies primarily on its own evaluation of a borrower’s credit quality rather than on any available independent sources. As a result, an investment in senior loans by a Fund is particularly dependent on the analytical abilities of the sub-adviser(s).
An economic downturn generally leads to a higher non-payment rate, and a senior loan may lose significant value even before a default occurs. Further, any specific collateral used to secure a senior loan may decline in value or become illiquid, which would adversely affect a senior loan’s value.
No active trading market may exist for certain senior loans, which may impair a Fund’s ability to realize full value in the event that it needs to sell a senior loan and may make it difficult to value senior loans. Adverse market conditions may impair the liquidity of some actively traded senior loans. To the extent that a secondary market does exist for certain senior loans, the market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods.
Although senior loans in which a Fund invests generally will be secured by specific collateral, there can be no assurance that liquidation of such collateral would satisfy the borrower’s obligation in the event of non-payment of scheduled interest or principal or that such collateral could be readily liquidated. In the event of the bankruptcy of a borrower, a Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a senior loan. If the terms of a senior loan do not require the borrower to pledge additional collateral in the event of a decline in the value of the already pledged collateral, a Fund will be exposed to the risk that the value of the collateral will not at all times equal or exceed the amount of the borrowers’ obligations under the senior loans. To the extent that a senior loan is collateralized by stock in the borrower or its subsidiaries, such stock may lose all of its value in the event of the bankruptcy of the borrower. Uncollateralized senior loans involve a greater risk of loss. Some senior loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate the senior loans to presently existing or future indebtedness of the borrower or take other action detrimental to lenders, including a Fund. Such court action could under certain circumstances include the invalidation of senior loans.
If a senior loan is acquired through an assignment, a Fund may not be able unilaterally to enforce all rights and remedies under the loan and with regard to any associated collateral. If a senior loan is acquired through a participation, the acquiring Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, and the Fund may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, a Fund will be exposed to the credit risk of both the borrower and the entity selling the participation.
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Senior loans in which a Fund may invest may be rated below investment grade. The risks associated with these senior loans are similar to the risks of below investment grade securities, although senior loans are typically senior and secured in contrast to other below investment grade securities, which are often subordinated and unsecured. This higher standing of senior loans has historically resulted in generally higher recoveries in the event of a corporate reorganization. In addition, because their interest rates are typically adjusted for changes in short-term interest rates, senior loans generally are subject to less interest rate risk than other below investment grade securities (which are typically fixed rate).
Unsecured Loans Risk. The claims of holders of unsecured loans are subordinated to, and thus lower in priority of payment to, claims of creditors holding secured indebtedness and possibly other classes of creditors holding unsecured debt. Unsecured loans have a greater risk of default than secured loans, particularly during periods of deteriorating economic conditions. In addition, since they do not afford the lender recourse to collateral, unsecured loans are subject to greater risk of nonpayment in the event of default than secured loans.
Delayed Settlement Risk. Compared to securities and to certain other types of financial assets, purchases and sales of senior loans take relatively longer to settle, partly due to the fact that senior loans require a written assignment agreement and various ancillary documents for each transfer, and frequently require discretionary consents from both the borrower and the administrative agent. In addition, recent regulatory changes have increasingly caused dealers to insist on matching their purchases and sales, which can lead to delays in a Fund's settlement of a purchase or sale of a senior loan in circumstances where the dealer's corresponding transaction with another party is delayed. Dealers will also sometimes sell senior loans short, and hold their trades open for an indefinite period while waiting for a price movement or looking for inventory to purchase.
This extended settlement process can (i) increase the counterparty credit risk borne by a Fund; (ii) leave a Fund unable to timely vote, or otherwise act with respect to, senior loans it has agreed to purchase; (iii) delay a Fund from realizing the proceeds of a sale of a senior loan; (iv) inhibit a Fund's ability to re-sell a senior loan that it has agreed to purchase if conditions change (leaving the Fund more exposed to price fluctuations); (v) prevent a Fund from timely collecting principal and interest payments; and (vi) expose a Fund to adverse tax or regulatory consequences.
MARKET RISK. Market risk is the risk that one or more markets in which a Fund invests will go down in value, including the possibility that such markets will go down sharply and unpredictably. Securities or other investments may decline in value due to factors affecting securities markets generally or individual issuers. The value of a security or other investment may change in value due to general market conditions that are not related to a particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The value of a security or other investment may also change in value due to factors that affect an individual issuer or a particular sector or industry. During a general downturn in the securities or other markets, multiple asset classes may decline in value simultaneously. When markets perform well, there can be no assurance that securities or other investments held by a Fund will participate in or otherwise benefit from the advance. Any market disruptions, including those arising out of geopolitical events, including wars, military conflicts, pandemics, and epidemics, or natural/environmental disasters, could also prevent a Fund from executing advantageous investment decisions in a timely manner.
A widespread health crisis, such as a global pandemic, could cause substantial market volatility, exchange trading suspensions or restrictions and closures of securities exchanges and businesses, impact the ability to complete redemptions, and adversely impact Fund performance. The outbreak of COVID-19, a respiratory disease caused by a novel coronavirus, negatively affected the worldwide economy, created supply chain disruptions and labor shortages, and impacted the financial health of individual companies and the market in significant and unforeseen ways. The future impact of COVID-19 is currently unknown. The effects to public health, business and market conditions resulting from COVID-19 pandemic may have a significant negative impact on the performance of certain investments, including exacerbating other pre-existing political, social and economic risks.
Relatively high market volatility and reduced liquidity in credit and fixed-income markets may adversely affect many issuers worldwide. Actions taken by the Fed or foreign central banks to stimulate or stabilize economic growth, such as interventions in currency markets, could cause high volatility in the equity and fixed-income markets. Reduced liquidity may result in less money being available to purchase raw materials, goods, and services from emerging markets, which may, in turn, bring down the prices of these economic staples. It may also result in emerging-market issuers having more difficulty obtaining financing, which may, in turn, cause a decline in their securities prices. The fixed income markets at times have experienced periods of extreme volatility that has negatively impacted a broad range of mortgage- and asset-backed and other fixed income securities, including those rated investment grade, the U.S. and international credit and interbank money markets generally, and a wide range of financial institutions and markets, asset classes and sectors. As a result, fixed income instruments have at times experienced reduced liquidity, increased price volatility, credit downgrades and increased likelihood of default. Domestic and international equity markets have also experienced heightened volatility and turmoil that has particularly affected issuers with exposure to the real estate, mortgage and credit markets. During times of market turmoil, investors tend to look to the safety of securities issued or backed by the U.S. Treasury, causing the prices of these securities to rise, and their yields to decline. These events as well as continuing market upheavals may have an adverse effect on the Funds and may result in increased redemptions of Fund shares.
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U.S. and global markets recently have experienced increased volatility, including as a result of the recent failures of certain U.S. and non-U.S. banks, which could be harmful to a Fund and the issuers in which it invests. For example, if a bank in which a Fund or issuer has an account(s) fails, any cash or other assets in that account(s) may be temporarily inaccessible or permanently lost by the Fund or issuer. If a bank that provides a subscription line of credit facility, asset-based facility, other credit facility and/or other services to an issuer fails, the issuer could be unable to draw funds under its credit facilities or obtain replacement credit facilities or other services from other lending institutions with similar terms. Even if banks used by issuers in which a Fund invests remain solvent, continued volatility in the banking sector could cause or intensify an economic recession, increase the costs of banking services or result in the issuers being unable to obtain or refinance indebtedness at all or on as favorable terms as could otherwise have been obtained. Conditions in the banking sector are evolving, and the scope of any potential impacts to a Fund and issuers, both from market conditions and also potential legislative or regulatory responses, are uncertain. Continued market volatility and uncertainty and/or a downturn in market, economic and/or financial conditions as a result of developments in the banking industry or otherwise (including as a result of delayed access to cash or credit facilities), could have an adverse impact on a Fund and/or the issuers in which it invests.
Although interest rates were unusually low in recent years in the U.S. and abroad, recently, the Federal Reserve raised interest rates as part of its efforts to address rising inflation. Various economic and political factors could cause the Federal Reserve to change its approach in the future and the Federal Reserve’s actions may result in an economic slowdown. A general rise in interest rates has the potential to cause investors to move out of fixed-income securities on a large scale, which may increase redemptions from funds that hold large amounts of fixed-income securities. A significant increase in interest rates may cause a decline in the market for equity securities. Also, regulators have expressed concern that rate increases may contribute to price volatility. These events and the possible resulting market volatility may have an adverse effect on a Fund. Political turmoil within the U.S. and abroad may also impact a Fund. Similarly, political events within the U.S. at times have resulted, and may in the future result, in a shutdown of government services, which could negatively affect the U.S. economy, decrease the value of Fund investments, and increase uncertainty in or impair the operation of the U.S. or other securities markets. In 2008, the Federal Housing Finance Agency (“FHFA”) placed Federal National Mortgage Association (“FNMA”) and Federal Home Loan Mortgage Corporation (“FHLMC”) into conservatorship. As the conservator, FHFA succeeded to all rights, titles, powers and privileges of FNMA and FHLMC and of any stockholder, officer or director of FNMA and FHLMC with respect to FNMA and FHLMC and the assets of FNMA and FHLMC.
Under the Federal Housing Finance Regulatory Reform Act of 2008 (the “Reform Act”), which was included as part of the Housing and Economic Recovery Act of 2008, FHFA, as conservator or receiver, has broad authority to promote the orderly administration of FNMA’s and FHLMC’s affairs, including the power to repudiate any contract entered into by FNMA or FHLMC prior to FHFA’s appointment as conservator or receiver, as applicable, and the right to transfer or sell any asset or liability of FNMA or FHLMC without any approval, assignment or consent. Although FHFA has indicated that it has no present intention to repudiate or to transfer any guaranty obligations, holders of FNMA or FHLMC mortgage-backed securities would be adversely affected in the event that the FHFA exercised either of these powers granted to it under the Reform Act. In addition, certain rights provided to holders of mortgage-backed securities issued by FNMA and FHLMC under the operative documents related to such securities may not be enforced against FHFA, or enforcement of such rights may be delayed, during the conservatorship or any future receivership. The operative documents for FNMA and FHLMC mortgage-backed securities may provide (or with respect to securities issued prior to the date of the appointment of the conservator may have provided) that upon the occurrence of an event of default on the part of FNMA or FHLMC, in its capacity as guarantor, which includes the appointment of a conservator or receiver, holders of such mortgage-backed securities have the right to replace FNMA or FHLMC as trustee if the requisite percentage of mortgage-backed securities holders consent. The Reform Act prevents mortgage-backed security holders from enforcing such rights if the event of default arises solely because a conservator or receiver has been appointed.
MASTER LIMITED PARTNERSHIP (“MLP”) RISK. Equity securities of MLPs are listed and traded on U.S. securities exchanges. The value of an MLP equity security fluctuates based predominately on the MLP’s financial performance, as well as changes in overall market conditions. Investments in MLP equity securities involve risks that differ from investments in common stocks, including risks related to the fact that investors have limited control of and limited rights to vote on matters affecting the MLP; dilution risks; and risks related to the general partner’s right to require investors to sell their holdings at an undesirable time or price. Debt securities of MLPs have characteristics similar to debt securities of other types of issuers, and are subject to the risks applicable to debt securities in general, such as credit risk, interest rate risk, and liquidity risk. Investments in debt securities of MLPs may not offer the tax characteristics of equity securities of MLPs. To the extent a Fund invests in debt securities of MLPs that are rated below investment grade, such investments are also subject to the risks in discussed in “High Yield Investments (“Junk Bonds”) Risk” above. Investments in MLPs are subject to cash flow risk and risks related to potential conflicts of interest between the MLP and the MLP’s general partner. Certain MLP securities may trade in lower volumes due to their smaller capitalizations, and may be subject to more abrupt or erratic price movements and lower market liquidity. MLP securities are generally considered interest-rate sensitive investments. During periods of interest rate volatility, these investments may not provide attractive returns. MLPs may be subject to state taxation in certain jurisdictions, which may reduce the amount of income an MLP pays to its investors. In addition, if the tax treatment of an MLP changes, a Fund’s after-tax return from its MLP investment would be materially reduced.
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MID CAP SECURITIES RISK. Mid capitalization securities involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements. Securities of such issuers may lack sufficient market liquidity to enable a Fund to effect sales at an advantageous time or without a substantial drop in price. These companies often have narrower markets, more limited operating or business history and more limited managerial or financial resources than larger, more established companies. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of a Fund’s portfolio. Generally, the smaller the company’s size, the greater these risks.
MONEY MARKET INSTRUMENTS AND TEMPORARY INVESTMENT STRATEGIES RISK. Each Fund may hold cash and invest in money market instruments at any time. Each Fund may invest some or all of its assets in cash, high quality money market instruments and shares of money market investment companies for temporary defensive purposes in response to adverse market, economic or political conditions when HFMC or a Fund’s sub-adviser(s) subject to the overall supervision of HFMC, as applicable, deems it appropriate. Money market instruments include, but are not limited to: (1) banker’s acceptances; (2) obligations of governments (whether U.S. or foreign) and their agencies and instrumentalities; (3) short-term corporate obligations, including commercial paper, notes, and bonds; (4) other short-term debt obligations; (5) obligations of U.S. banks, foreign branches of U.S. banks (Eurodollars), U.S. branches and agencies of foreign banks (Yankee dollars) and foreign branches of foreign banks; (6) asset-backed securities; and (7) repurchase agreements. In addition, each Fund may invest some or all of its assets in these instruments to maintain liquidity or in response to atypical circumstances such as unusually large cash inflows or redemptions. Under such conditions, a Fund may not invest in accordance with its investment objective or principal investment strategy. As a result, there is no assurance that a Fund will achieve its investment objective and it may lose the benefit of market upswings. Each Fund may also invest in affiliated and unaffiliated money market funds that invest in money market instruments, as permitted by regulations adopted under the 1940 Act. A Fund’s ability to redeem shares of a money market fund may be impacted by liquidity fees and redemption gates under certain circumstances.
The national debt may adversely impact the U.S. economy and money market instruments in which a Fund may invest. Additionally, the total amount of debt the U.S. Treasury is authorized to incur is subject to a statutory limit. Once the Treasury reaches the debt limit, Congress may need to raise, extend or otherwise modify the limit to enable the Treasury to incur additional debt to pay the obligations of the U.S. Government, including principal and interest payments on certain U.S. Government Securities. The failure, or potential failure, to increase the statutory debt limit could impact the value and increase the volatility of certain money market instruments.
MORTGAGE-RELATED SECURITIES RISK. The mortgage-related securities in which a Fund may invest include interests in pools of mortgage loans made by lenders such as savings and loan institutions, mortgage bankers, commercial banks, various governmental, government-related and private organizations and others. A Fund may also invest in similar mortgage-related securities that provide funds for multi-family residences or commercial real estate properties. Mortgage-related securities are subject to certain specific risks. Generally, rising interest rates tend to extend the duration of fixed rate mortgage-backed securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, if a Fund holds mortgage-backed securities, it may exhibit additional volatility. This is known as “extension risk.” In addition, adjustable and fixed rate mortgage-backed securities are subject to “prepayment risk.” When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of a Fund because the Fund may have to reinvest that money at lower prevailing interest rates. Mortgage-related securities are also subject to the risk that the underlying loans may not be repaid. The value of mortgage-related securities can also be significantly affected by the market’s perception of the issuers and the creditworthiness of the parties involved. These risks are elevated given the current distressed economic, market, health and labor conditions, notably, increased levels of unemployment, delays and delinquencies in payments of mortgage and rent obligations, and uncertainty regarding the effects and extent of government intervention with respect to mortgage payments and other economic matters.
In addition, legislative, regulatory and enforcement actions seeking to prevent or restrict foreclosures or providing forbearance relief to borrowers of residential mortgage loans may adversely affect the value of mortgage-related securities (e.g., the CARES Act or the Rescue Act). Legislative or regulatory initiatives by federal, state or local legislative bodies or administrative agencies, if enacted or adopted, could delay foreclosure or the exercise of other remedies, provide new defenses to foreclosure, or otherwise impair the ability of the loan servicer to foreclose or realize on a defaulted residential mortgage loan included in a pool of residential mortgage loans backing such residential mortgage-related securities. While the nature or extent of limitations on foreclosure or exercise of other remedies that may be enacted cannot be predicted, any such governmental actions that interfere with the foreclosure process or are designed to protect customers could increase the costs of such foreclosures or exercise of other remedies in respect of residential mortgage loans which collateralize mortgage-related securities held by a Fund, delay the timing or reduce the amount of recoveries on defaulted residential mortgage loans which collateralize mortgage-related securities held by a Fund, and consequently, could adversely impact the yields and distributions a Fund may receive in respect of its ownership of mortgage-related securities collateralized by residential mortgage loans.
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The yield characteristics of mortgage securities differ from those of traditional debt securities. Among the major differences are that interest and principal payments are made more frequently on mortgage securities, usually monthly, and that principal may be prepaid at any time. The risks associated with prepayment and the rate at which prepayment may occur are influenced by a variety of economic, geographic, demographic, social and other factors including interest rate levels, changes in housing needs, net equity built by mortgagors in the mortgaged properties, job transfers and unemployment rates.
Mortgage securities differ from conventional bonds in that principal is paid back over the life of the mortgage securities rather than at maturity. As a result, the holder of the mortgage securities (e.g., a Fund) receives monthly scheduled payments of principal and interest, and may receive unscheduled principal payments representing prepayments on the underlying mortgages. When the holder reinvests the payments and any unscheduled prepayments of principal it receives, it may receive a rate of interest which is lower than the rate on the existing mortgage securities. For this reason, mortgage securities are less effective than other types of U.S. Government securities as a means of “locking in” long-term interest rates.
FNMA and FHLMC have entered into a joint initiative under the direction of the FHFA to develop a common securitization platform for the issuance of a uniform mortgage-backed security (the “Single Security Initiative”), which generally aligns the characteristics of FNMA and FHLMC certificates. Uniform mortgage-backed securities are a recent innovation and the effect they may have on the market for mortgage-related securities is uncertain.
Mortgage-related securities may be composed of one or more classes and may be structured either as pass-through securities or collateralized debt obligations (which include CBOs and CLOs). A CBO is ordinarily issued by a trust or other SPE and is typically backed by a diversified pool of fixed income securities (which may include high risk, below investment grade securities) held by such issuer. A CLO is ordinarily issued by a trust or other SPE and is typically collateralized by a pool of loans, which may include, among others, domestic and non-U.S. senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans, held by such issuer. Multiple-class mortgage-related securities are referred to herein as “CMOs.” Some CMOs are directly supported by other CMOs, which in turn are supported by mortgage pools. Investors typically receive payments out of the interest and principal on the underlying mortgages, which payments and the priority thereof are determined by the specific terms of the CMO class. CMOs may be issued by U.S. or non-U.S. issuers. CMOs involve special risks, and evaluating them requires special knowledge.
CMO classes may be specially structured in a manner that provides any of a wide variety of investment characteristics, such as yield, effective maturity and interest rate sensitivity. As market conditions change, however, and particularly during periods of rapid or unanticipated changes in market interest rates, any given CMO structure may react differently from the way anticipated and thus affect a Fund’s portfolio in different, and possibly negative, ways. Market changes may also result in increased volatility in market values and reduced liquidity. CMOs may lack a readily available secondary market and be difficult to sell at the price at which a Fund values them.
Certain classes of CMOs and other mortgage-related securities are structured in a manner that makes them extremely sensitive to changes in prepayment rates, such as interest-only (“IO”) and principal-only (“PO”) classes. These securities are frequently referred to as “mortgage derivatives” and may be sensitive to changing interest rates and deteriorating credit environments. IOs are entitled to receive all or a portion of the interest, but none (or only a nominal amount) of the principal payments, from the underlying mortgage assets. If the mortgage assets underlying an IO experience greater than anticipated principal prepayments, then the total amount of interest payments allocable to the IO class, and therefore the yield to investors, generally will be reduced. In some instances, an investor in an IO may fail to recoup all of his or her initial investment, even if the security is government issued or guaranteed or rated AAA or the equivalent. Conversely, PO classes are entitled to receive all or a portion of the principal payments, but none of the interest, from the underlying mortgage assets. PO classes are purchased at substantial discounts from par, and the yield to investors will be reduced if principal payments are slower than expected. Inverse floating rate CMOs, which pay interest at a rate that decreases when a specified index of market rates increases (and vice versa), also may be extremely volatile. If a Fund purchases mortgage-backed securities that are “subordinated” to other interests in the same mortgage pool, the Fund may only receive payments after the pool’s obligations to other investors have been satisfied. For example, an unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool’s ability to make payments of principal or interest to holders of the securities, which would thus reduce the values of the securities or in some cases render them worthless. A Fund may invest in mortgage-backed securities issued by the U.S. Government. See “U.S. Government Securities Risk” below. To the extent a Fund invests in mortgage-backed securities offered by non-governmental issuers, such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers, the Fund may be subject to additional risks. Mortgage-related securities issued by private issuers are subject to the credit risks of the issuers, as well as to interest rate risks. Timely payment of interest and principal of non-governmental issuers are supported by various forms of private insurance or guarantees, including individual loan, title, pool and hazard insurance purchased by the issuer. There can be no assurance that the private insurers can meet their obligations under the policies. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of a mortgage-backed security and could result in losses to a Fund. The risk of such defaults is generally higher in the case of mortgage pools that include subprime mortgages. Subprime mortgages refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their mortgages.
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Issuers of certain CMOs may have limited ability to enforce the security interest in the underlying assets, and credit enhancements provided to support the securities, if any, may be inadequate to protect investors in the event of default. In addition, as a result of its investment in asset-backed securities, a Fund would be subject to the risk that in certain states it may be difficult to perfect the liens securing the collateral backing certain asset-backed securities. Certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults.
MULTI-MANAGER RISK. A Fund’s performance depends on the ability of the Investment Manager in selecting, overseeing, and allocating Fund assets to the Fund’s sub-advisers. The sub-advisers’ investment styles may not be complementary. A Fund’s sub-advisers make investment decisions independently of one another, and may make decisions that conflict with each other. For example, it is possible that one sub-adviser may purchase an investment for a Fund at the same time that the other sub-adviser sells the same investment, resulting in higher expenses without accomplishing any net investment result; or that the sub-advisers purchase the same investment at the same time, without aggregating their transactions, resulting in higher expenses. Moreover, a Fund’s multi-manager approach may result in the Fund investing a significant percentage of its assets in certain types of investments, which could be beneficial or detrimental to the Fund’s performance depending on the performance of those investments and the overall market environment. A Fund’s sub-advisers may underperform the market generally or underperform other investment managers that could have been selected for the Fund.
MUNICIPAL SECURITIES RISK. Municipal securities primarily include debt obligations that are issued by or on behalf of the District of Columbia, states, territories, commonwealths and possessions of the United States and their political subdivisions (e.g., cities, towns, counties, school districts, authorities and commissions) and agencies, authorities and instrumentalities, which are issued to obtain funds for public purposes, including the construction or improvement of a range of public facilities such as airports, bridges, highways, hospitals, housing, jails, mass transportation, nursing homes, parks, public buildings, recreational facilities, school facilities, streets and water and sewer works. Municipal securities may also be issued for other public purposes such as the refunding of outstanding obligations, the anticipation of taxes or state aids, the payment of judgments, the funding of student loans, community redevelopment, district heating, the purchase of street maintenance and firefighting equipment or any authorized corporate purpose of the issuer, except for the payment of current expenses. Certain types of industrial development (or private activity) bonds may be issued by or on behalf of public corporations to finance privately operated housing facilities, air or water pollution control facilities and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal. In addition, structured securities, such as tobacco bonds, may be issued by municipal entities to securitize future payment streams. Such obligations are included within the term municipal securities if the interest payable thereon is, in the opinion of bond counsel, exempt from federal income taxation (but, note that municipal securities may include securities that pay interest income subject to the Alternative Minimum Tax).
The two principal classifications of municipal securities are general obligation bonds and limited obligation (or revenue) bonds. General obligation bonds are obligations payable from the issuer’s general unrestricted revenues and not from any particular fund or revenue source. The characteristics and methods of enforcement of general obligation bonds vary according to the laws applicable to the particular issuer. Limited obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a specific revenue source, such as the user of the facility. Industrial development bonds are in most cases limited obligation bonds payable solely from specific revenues, pledged to payment of the bonds, of the project to be financed. The credit quality of industrial development bonds is usually directly related to the credit standing of the user of the facilities (or the credit standing of a third-party guarantor or other credit enhancement participant, if any). There are, of course, variations in the quality of municipal securities, both within a particular classification and between classifications, depending on various factors (see Appendix B of this SAI). The yields on municipal securities are dependent on a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions of the municipal securities market, the size of the particular offering, the maturity of the obligation and the rating of the issue. The ratings of the various rating agencies represent their opinions as to the quality of the municipal securities which they undertake to rate. However, the ratings are general, not absolute, standards of quality. Consequently, municipal securities of the same maturity, interest rate and rating may have different yields, while municipal securities of the same maturity and interest rate with different ratings may have the same yield.
Municipal securities risks include the possibility that the issuer may not be able to pay interest or repay principal when due; the relative lack of information about certain issuers of municipal securities; and the possibility of future legislative changes that could affect the market for and value of municipal securities. Municipal securities are subject to interest rate risk, credit risk and market risk. Because municipal securities are issued to finance similar projects, conditions in those sectors may affect the overall municipal securities market. In addition, changes in the financial condition of an individual municipal issuer can affect the overall municipal market. Furthermore, many states and municipalities have been adversely impacted by the COVID-19 pandemic as a result of declines in revenues and increased expenditures required to manage and mitigate the outbreak.
For the purpose of diversification under the 1940 Act, identifying the issuer of a municipal security depends on the terms of the security. If a state or a political subdivision of such state pledges its full faith and credit to payment of a security, the state or the political subdivision will be deemed the sole issuer of the security. If the security is backed only by the assets and revenues of an agency, authority or instrumentality of the state or a political subdivision, but not by the state or political subdivision itself, such
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agency, authority or instrumentality will be deemed to be the sole issuer. Similarly, if the security is backed only by revenues of an enterprise or specific projects of the state, a political subdivision or agency, authority or instrumentality (e.g., utility revenue bonds), and the full faith and credit of the governmental unit is not pledged to the payment thereof, such enterprise or projects will be deemed the sole issuer. In the case of an industrial development bond, if the bond is backed only by certain revenues to be received from the non-governmental user of the project financed by the bond, such non-governmental user will be deemed to be the sole issuer. If, however, in any of the above cases, the state, the political subdivision or some other entity guarantees a security, and the value of all securities issued or guaranteed by the guarantor and owned by a Fund exceeds 10% of the value of the Fund’s total assets, the guarantee will be considered a separate security and will be treated as an issue of the guarantor.
Municipal bonds are traded in the “over-the-counter” market among dealers and other large institutional investors, which, together with the broader fixed-income markets, began in the latter months of 2008 to experience increased volatility and decreased liquidity in response to challenging economic conditions and credit tightening. If market liquidity decreases, a Fund may not be able to sell bonds readily at prices reflecting the values at which the bonds are carried on the Fund's books. An imbalance in supply and demand in the municipal market may result in valuation uncertainties and greater volatility, less liquidity, widening credit spreads and a lack of price transparency in the market.
In addition to these risks, investment in municipal securities is also subject to:
General Obligation Bonds Risk – The full faith, credit and taxing power of the municipality that issues a general obligation bond secures payment of interest and repayment of principal. Timely payments depend on the issuer’s credit quality, ability to raise tax revenues and ability to maintain an adequate tax base.
Revenue (or Limited Obligation) Bonds Risk – Payments of interest and principal on revenue bonds are made only from the revenues generated by a particular facility, class of facilities or the proceeds of a special tax or other revenue source. These payments depend on the money earned by the particular facility or class of facilities, or the amount of revenues derived from another source.
Private Activity (or Industrial Development) Bonds Risk – Municipalities and other public authorities issue private activity bonds to finance development of industrial facilities for use by a private enterprise. The private enterprise pays the principal and interest on the bond, and the issuer does not pledge its full faith, credit and taxing power for repayment. If the private enterprise defaults on its payments, a Fund may not receive any income or get its money back from the investment.
Moral Obligation Bonds Risk – Moral obligation bonds are generally issued by special purpose public authorities of a state or municipality. If the issuer is unable to meet its obligations, repayment of these bonds becomes a moral commitment, but not a legal obligation, of the state or municipality.
Municipal Notes Risk – Municipal notes are shorter term municipal debt obligations. They may provide interim financing in anticipation of, and are secured by, tax collection, bond sales or revenue receipts. If there is a shortfall in the anticipated proceeds, the notes may not be fully repaid and a Fund may lose money.
Municipal Bankruptcy Risk – The City of Detroit filed for federal bankruptcy protection on July 18, 2013. The bankruptcy of large cities such as Detroit is relatively rare, making the consequences of such bankruptcy filings difficult to predict. Accordingly, it is unclear what impact a large city’s bankruptcy filing would have on the city's outstanding obligations or on the obligations of other municipal issuers in that state. It is possible that the city could default on, restructure or otherwise avoid some or all of these obligations, which may negatively affect the marketability, liquidity and value of securities issued by the city and other municipalities in that state. If a Fund holds securities that are affected by a city's bankruptcy filing, a Fund's investments in those securities may lose value, which could cause the Fund's performance to decline.
Municipal Lease Obligations Risks – In a municipal lease obligation, the issuer agrees to make payments when due on the lease obligation. The issuer will generally appropriate municipal funds for that purpose, but is not obligated to do so. Although the issuer does not pledge its unlimited taxing power for payment of the lease obligation, the lease obligation is secured by the leased property. However, if the issuer does not fulfill its payment obligation (i.e., annually appropriate money to make the lease payments) it may be difficult to sell the property and the proceeds of a sale may not cover a Fund’s loss.
Tax-Exempt Status Risk – Municipal securities are subject to the risk that the IRS may determine that an issuer has not complied with applicable tax requirements and that interest from the municipal security is taxable, which may result in a significant decline in the value of the security.
Investment in Bonds Issued by Puerto Rico. As with state municipal securities, events in any of the territories, such as Puerto Rico, where a Fund may invest may affect the Fund’s investments and its performance. Certain municipal issuers in Puerto Rico have experienced and continue to experience significant financial difficulties and repeated credit rating downgrades. For example, in recent years, Puerto Rico has experienced difficult financial and economic conditions, which may negatively affect the value of a Fund's holdings in Puerto Rico municipal securities. In addition, Puerto Rico has recently experienced other events that have adversely affected its economy, infrastructure, and financial condition, which may
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prolong any debt restructuring and economic recovery efforts and processes. Puerto Rico’s continued financial difficulties could reduce its ability to access financial markets, potentially increasing the likelihood of a restructuring or default for Puerto Rico municipal securities that may affect a Fund’s investments and its performance.
NATURAL RESOURCES INDUSTRY CONCENTRATION RISK. The natural resources industry can be significantly affected by events relating to international political and economic developments, energy conservation, the success of exploration projects, commodity prices, and taxes and other governmental regulations. The securities of companies in the natural resources industry may experience more price volatility than securities of companies in other industries. In addition, companies in the natural resources industry sector may also operate in, or engage in transactions involving countries with, less developed regulatory regimes or a history of expropriation, nationalization or other adverse policies. Concentration in the natural resources industry may pose greater liquidity risk and increases the risk of loss should adverse economic developments occur in that industry.
NEW FUND RISK. A fund with a limited operating history may be subject to additional risks. There can be no assurance that a new Fund will grow to an economically viable size, in which case the Fund may cease operations. In such an event, investors may be required to liquidate or transfer their investments at an inopportune time.
NON-DIVERSIFICATION RISK. A non-diversified fund is permitted to invest a greater portion of its assets in a smaller number of issuers than a “diversified” fund. For this reason, a Fund may be more exposed to the risks associated with and developments affecting an individual issuer than a fund that invests more widely, which may result in a greater risk of loss. A non-diversified Fund may also be subject to greater market fluctuation and price volatility than a more broadly diversified fund.
OPERATIONAL RISKS. An investment in a Fund, like any fund, can involve operational risks arising from factors such as processing errors, inadequate or failed processes, failure in systems and technology, changes in personnel and errors caused by third-party service providers. Among other things, these errors or failures as well as other technological issues may adversely affect the Funds' ability to calculate their net asset values in a timely manner, including over a potentially extended period. While the Funds seek to minimize such events through controls and oversight, there may still be failures that could causes losses to a Fund. In addition, as the use of technology increases, a Fund may be more susceptible to operational risks through breaches in cybersecurity. A breach in cybersecurity refers to both intentional and unintentional events that may cause a Fund to lose proprietary information, suffer data corruption, or operational capacity. As a result, a Fund may incur regulatory penalties, reputational damage, additional compliance costs associated with corrected measures and/or financial loss. In addition, cybersecurity breaches of a Fund’s third-party service providers or issuers in which a Fund invests may also subject a Fund to many of the same risks associated with direct cybersecurity breaches. In addition, the Funds may rely on various third-party sources to calculate its net asset value. As a result, each Fund is subject to certain operational risks associated with reliance on service providers and service providers’ data sources. In particular, errors or system failures and other technological issues may adversely impact a Fund’s calculation of its net asset value, and such net asset value calculation issues may result in inaccurately calculated net asset values, delays in net asset value calculation, and/or the inability to calculate net asset value over extended periods. The Funds may be unable to recover any losses associated with such failures.
OTHER CAPITAL SECURITIES RISK. Other capital securities encompass a group of instruments referred to in capital markets as “Hybrids,” “Tier I and Tier 2” and “TRUPS.” These securities give issuers flexibility in managing their capital structure. The features associated with these securities are predominately debt like in that they have coupons, pay interest and in most cases have a final stated maturity. There are certain features that give the companies flexibility not commonly found in fixed income securities, which include, but are not limited to, deferral of interest payments under certain conditions and subordination to debt securities in the event of default. The deferral of interest payments, even for an extended period of time, is generally not an event of default, and the ability of the holders of such instruments to accelerate payment is generally more limited than with other debt securities.
OTHER INVESTMENT COMPANIES RISK. A Fund may invest in securities of other investment companies, such as open-end or closed-end management investment companies, including ETFs, or in pooled accounts, or other unregistered accounts or investment vehicles to the extent permitted by the 1940 Act, the rules thereunder and applicable SEC staff interpretations thereof, or applicable exemptive relief granted by the SEC.
Generally, under the 1940 Act, a Fund, other than a Fund of Funds or the Balanced Retirement Fund with respect to the Underlying Funds, will not purchase securities of an investment company if, as a result: (1) more than 10% of the Fund’s total assets would be invested in securities of other investment companies; (2) such purchase would result in more than 3% of the total outstanding voting securities of any such investment company being held by the Fund; or (3) more than 5% of the Fund’s total assets would be invested in any one such investment company. In some instances, a Fund may invest in an investment company in excess of these limits. For example, a Fund may invest in other registered investment companies, such as mutual funds, closed-end funds and exchange-traded funds, and in business development companies ("BDCs") in excess of the statutory limits imposed by the 1940 Act in reliance on Rule 12d1-4 under the 1940 Act. These investments would be subject to the applicable conditions of Rule 12d1-4, which in part would affect or otherwise impose certain limits on the investments and operations of the underlying fund. Accordingly, if a Fund serves as an “underlying fund" to another Hartford Fund or an unaffiliated investment company, the Fund’s
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ability to invest in other investment companies, private funds and other investment vehicles may be limited and, under these circumstances, the Fund’s investments in other investment companies, private funds and other investment vehicles will be consistent with applicable law and/or exemptive relief obtained from the SEC.
Investments in ETFs and listed closed-end funds are subject to the additional risk that shares of the ETF or closed-end fund may trade at a premium or discount to their net asset value per share. There may also not be an active trading market available for shares of some ETFs or closed-end funds. Additionally, trading of ETF and closed-end fund shares may be halted and ETF and closed-end fund shares may be delisted by the listing exchange. In addition, a Fund pays brokerage commissions in connection with the purchase and sale of shares of ETF and closed-end funds. ETFs and closed-end funds are also subject to specific risks depending on the nature of the ETF or closed-end fund, such as liquidity risk, sector risk, and foreign and emerging markets risk, as well as risks associated with fixed income securities, real estate investments and commodities. Closed-end funds may utilize more leverage than other types of investment companies. They can utilize leverage by issuing preferred stocks or debt securities to raise additional capital which can, in turn, be used to buy more securities and leverage its portfolio. A BDC, which is a type of closed-end fund, typically invests in small and medium-sized companies. A BDC’s portfolio is subject to the risks inherent in investing in smaller companies, including that portfolio companies may be dependent on a small number of products or services and may be more adversely affected by poor economic or market conditions. Some BDCs invest substantially, or even exclusively, in one sector or industry group and therefore the BDC may be susceptible to adverse conditions and economic or regulatory occurrences affecting the sector or industry group, which tends to increase volatility and result in higher risk. The Small Business Credit Availability Act permits BDCs to adopt a lower asset coverage ratio, thereby enhancing their ability to use leverage. Investments in BDCs that use greater leverage may be subject to heightened risks.
A Fund will indirectly bear a pro rata share of fees and expenses incurred by any investment companies in which the Fund is invested. A Fund’s pro rata portion of the cumulative expenses charged by the investment companies is calculated as a percentage of the Fund’s average net assets. The pro rata portion of the cumulative expenses may be higher or lower depending on the allocation of a Fund’s assets among the investment companies and the actual expenses of the investment companies. BDC expenses are similar to the expenses paid by any operating company held by a Fund. They are not direct costs paid by Fund shareholders and are not used to calculate a Fund’s net asset value. They have no impact on the costs associated with Fund operations.
PASSIVE INVESTMENT MANAGEMENT RISK. The Fund is not actively managed. As a result, the Fund may underperform actively managed funds that may shift their portfolio assets to take advantage of market opportunities or lessen the impact of a market decline.
PREFERRED STOCK RISK. The prices and yields of nonconvertible preferred stocks generally move with changes in interest rates and the issuer’s credit quality, similar to debt securities. The value of convertible preferred stocks varies in response to many factors, including, for example, the value of the underlying equity securities, general market and economic conditions and convertible market valuations, as well as changes in interest rates, credit spreads and the credit quality of the issuer.
PRIVATE PLACEMENT RISK. Investments in private placements are generally considered to be illiquid. Privately placed securities may be difficult to sell promptly or at reasonable prices and might thereby cause a Fund difficulty in satisfying redemption requests. In addition, less information may be available about companies that make private placements than about publicly offered companies and such companies may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded. Privately placed securities are typically fair valued and generally have no secondary trading market; therefore, such investments may be more difficult to value than publicly traded securities. Difficulty in valuing a private placement may make it difficult to accurately determine a Fund’s exposure to private placement investments, which could cause the Fund to invest to a greater extent than permitted in illiquid investments and subject the Fund to increased risks. Private placement investments may subject a Fund to contingent liabilities in the event a private issuer is acquired by another company during the period it is held by the Fund. Private placement investments may involve a high degree of business and financial risk and may result in substantial losses. These factors may have a negative effect on a Fund’s performance.
Some privately placed companies in which a Fund may invest may be operating at a loss or with substantial variations in operating results from period to period and may need substantial additional capital to support expansion or to achieve or maintain competitive positions. Such companies may face intense competition, including competition from companies with much greater financial resources, much more extensive development, production, marketing and service capabilities and a much larger number of qualified managerial and technical personnel. There is no assurance that the marketing efforts of any particular company will be successful or that its business will succeed. In addition, timely or accurate information may at times not be readily available about the business, financial condition and results of operations of the privately held companies in which a Fund invests. Private debt investments also are subject to interest rate risk, credit risk and duration risk.
Private Investments in Public Equity (PIPEs) Risk. PIPEs are equity securities issued in a private placement by companies that have outstanding, publicly traded equity securities of the same class. Shares in PIPEs generally are not registered with the SEC until after a certain time period from the date the private sale is completed. PIPE transactions will generally result in a Fund acquiring either restricted stock or an instrument convertible into restricted stock. As with investments in other types of restricted securities, such an investment may be illiquid. A Fund's ability to dispose of securities acquired in PIPE transactions may depend upon the
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registration of such securities for resale. Any number of factors may prevent or delay a proposed registration. Alternatively, it may be possible for securities acquired in a PIPE transaction to be resold in transactions exempt from registration in accordance with Rule 144 under the Securities Act of 1933 (the “Securities Act”), or otherwise under the federal securities laws. There is no guarantee, however, that an active trading market for the securities will exist at the time of disposition of the securities, and the lack of such a market could hurt the market value of the Fund's investments. As a result, even if the Fund is able to have securities acquired in a PIPE transaction registered or sell such securities through an exempt transaction, the Fund may not be able to sell all the securities on short notice, and the sale of the securities could lower the market price of the securities.
QUANTITATIVE INVESTING RISK. A Fund may use quantitative analysis techniques to manage all or a portion of the Fund’s portfolio. The value of securities or other investments selected using quantitative analysis may perform differently from the market as a whole or from their expected performance for many reasons, including, but not limited to, factors used in building the quantitative analytical framework, the weights placed on each factor, the accuracy of historical data supplied by third-parties, and changing sources of market returns. The models used may be predictive in nature and such models may result in an incorrect assessment of future events. There may also be technical issues with the construction and implementation of quantitative models (for example, software or other technology malfunctions, or programming inaccuracies). The use of quantitative analysis to support investment decisions may cause a Fund to underperform other funds that have similar investment strategies or that select securities or other investments using other types of analysis. In addition, considerations that affect a security’s value can change over time and these changes may not be reflected in the quantitative model. There can be no assurance that quantitative investing will help a Fund to achieve its investment objective.
REAL ESTATE INVESTMENT TRUSTS (“REITs”) RISK. A Fund may invest in REITs. REITs pool funds for investment primarily in income producing real estate or real estate loans or interests. A REIT is not taxed on income distributed to shareholders if it complies with several requirements relating to its organization, ownership, assets, and income and a requirement that it distribute to its shareholders generally at least 90% of its taxable income (other than net capital gains) for each taxable year. REITs can generally be classified as Equity REITs, Mortgage REITs or Hybrid REITs. Equity REITs, which invest the majority of their assets directly in real property, derive their income primarily from rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs, which invest the majority of their assets in real estate mortgages, derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity REITs and Mortgage REITs. A Fund will not invest in real estate directly, but only in securities issued by real estate companies. However, a Fund may be subject to risks similar to those associated with the direct ownership of real estate (in addition to securities markets risks). These include declines in the value of real estate, risks related to general and local economic conditions, dependency on management skill, heavy cash flow dependency, possible lack of availability of mortgage funds, overbuilding, extended vacancies of properties, increased competition, increases in property taxes and operating expenses, changes in zoning laws, losses due to costs resulting from the clean-up of environmental problems, liability to third parties for damages resulting from environmental problems, casualty or condemnation losses, limitations on rents, changes in neighborhood values, the appeal of properties to tenants and changes in interest rates. Investments in REITs may subject Fund shareholders to duplicate management and administrative fees.
In addition to these risks, Equity REITs may be affected by changes in the value of the underlying property owned by the trusts, while Mortgage REITs may be affected by the quality of any credit extended. Further, Equity and Mortgage REITs are dependent upon management skills and generally may not be diversified. Equity and Mortgage REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. In addition, if applicable, Equity and Mortgage REITs could possibly fail to qualify for the beneficial tax treatment available to REITs under the Code, or to maintain their exemptions from registration under the 1940 Act. The above factors may also adversely affect a borrower’s or a lessee’s ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting investments.
REAL ESTATE RELATED SECURITIES RISKS. The main risk of real estate related securities, including REITs, is that the value of the underlying real estate may go down. Many factors may affect real estate values, including the general and local economies, vacancy rates, tenant bankruptcies, the ability to re-lease space under expiring leases on attractive terms, the amount of new construction in a particular area, the laws and regulations (including zoning and tax laws) affecting real estate and the costs of owning, maintaining and improving real estate. The availability of mortgages and changes in interest rates, a decline in rents resulting from unanticipated economic, legal or technological developments or a decline in the price of securities of real estate companies due to a failure of borrowers to pay their loans or poor management may also affect real estate values. Further, the real estate sector is particularly sensitive to economic downturns. When economic growth is slow, demand for property decreases and prices may decline. If a Fund’s real estate related investments are concentrated in one geographic area or in one property type, the Fund will be particularly subject to the risks associated with that area or property type. See “Real Estate Investment Trusts (“REITs”) Risk” above.
REGIONAL/COUNTRY FOCUS RISK. To the extent that a Fund focuses its investments in a particular geographic region or country, the Fund may be subject to increased currency, political, social, environmental, regulatory and other risks not typically associated with investing in a larger number of regions or countries. In addition, certain foreign economies may themselves be
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focused in particular industries or more vulnerable to political changes than the U.S. economy, which may have a pronounced impact on the Fund’s investments. As a result, such Fund may be subject to greater price volatility and risk of loss than a fund holding more geographically diverse investments. Regional and country focus risk is heightened in emerging markets.
The following sets forth additional information regarding risks associated with investing in certain geographic regions and countries.
Investments in Central and South America Risk. The economies of certain Central and South American countries are generally considered emerging markets and are generally characterized by high interest rates, economic volatility, inflation, currency devaluations, government defaults, high unemployment rates, and political, economic and social instability. Currency devaluations in any one Latin American country can have a significant effect on the entire Latin American region. In addition, commodities (such as oil, gas and minerals) represent a significant percentage of exports for these regions and many economies in these regions are particularly sensitive to fluctuations in commodity prices. Certain Latin American countries may experience sudden and large adjustments in their currency which, in turn, can have a disruptive and negative effect on foreign investors. Certain Latin American countries may impose restrictions on the free conversion of their currency into foreign currencies, including the U.S. dollar. There is no significant foreign exchange market for many currencies and it would, as a result, be difficult for a Fund to engage in foreign currency transactions designed to protect the value of the Fund’s interests in securities denominated in such currencies. A relatively small number of Latin American companies represents a large portion of Latin America’s total market and thus may be more sensitive to adverse political or economic circumstances and market movements. Adverse economic events in one country may have a significant adverse effect on other countries in these regions. Governmental actions and political instability in the future could have a significant effect on economic conditions in Latin American countries, which could affect the companies in which a Fund invests and, therefore, the value of Fund shares. Latin American economies that depend on foreign credit and loans could fall into recession because of tighter international credit supplies in a global economic crisis. Substantial limitations may exist in certain countries with respect to a Fund’s ability to repatriate investment income, capital or the proceeds of sales of securities. A Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments.
Certain Latin American countries have entered into regional trade agreements that are designed to, among other things, reduce barriers between countries, increase competition among companies and reduce government subsidies in certain industries. No assurance can be given that these changes will be successful in the long term, or that these changes will result in the economic stability intended. There is a possibility that these trade arrangements will not be fully implemented, or will be partially or completely unwound. It is also possible that a significant participant could choose to abandon a trade agreement, which could diminish its credibility and influence. Any of these occurrences could have adverse effects on the markets of both participating and non-participating countries, including sharp appreciation or depreciation of participants’ national currencies and a significant increase in exchange rate volatility, a resurgence in economic protectionism, an undermining of confidence in the Latin American markets, an undermining of Latin American economic stability, the collapse or slowdown of the drive towards Latin American economic unity, and/or reversion of the attempts to lower government debt and inflation rates that were introduced in anticipation of such trade agreements. Such developments could have an adverse impact on a Fund’s investments in Latin America generally or in specific countries participating in such trade agreements.
For certain countries in Latin America, political risks have created significant uncertainty in financial markets and may further limit the economic recovery in the region. Additionally, recent political and social unrest in Venezuela has resulted in a massive disruption in the Venezuelan economy, including a deep recession and near hyperinflation. Terrorism and related geo-political risks have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on world economies and markets generally.
Investments in Europe Risk. The Economic and Monetary Union of the European Union requires compliance with restrictions on inflation rates, deficits, interest rates, debt levels and fiscal and monetary controls, each of which may significantly affect every country in Europe. Decreasing imports or exports, changes in governmental or European Union regulations on trade, changes in the exchange rate of the euro (the common currency of certain European Union countries), the default or threat of default by an European Union member country on its sovereign debt, and/or an economic recession in an European Union member country may have a significant adverse effect on the economies of European Union member countries and their trading partners. The European financial markets have experienced volatility and adverse trends due to concerns about economic downturns or rising government debt levels in several European countries. These events have adversely affected the exchange rate of the euro and may continue to significantly affect every country in Europe, including countries that do not use the euro. Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not produce the desired results, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and other entities of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. A default or debt restructuring by any European country would adversely impact holders of that country’s debt, and sellers of credit default swaps linked to that country’s creditworthiness (which may be located in other countries). These events may have an adverse effect on the value and exchange rate of the euro and may continue to significantly
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affect the economies of every country in Europe, including European Union member countries that do not use the euro and non-European Union member countries. If any member country exits the European Monetary Union, the departing country would face the risks of currency devaluation and its trading partners and banks and others around the world that hold the departing country’s debt would face the risk of significant losses. In addition, the resulting economic instability of Europe and the currency markets in general could have a severe adverse effect on the value of securities held by a Fund.
The impact of the United Kingdom’s departure from the European Union, commonly known as “Brexit,” and the potential departure of one or more other countries from the European Union has and may have significant political and financial consequences for global markets. These consequences include greater market volatility and illiquidity, currency fluctuations, deterioration in economic activity, a decrease in business confidence and an increased likelihood of a recession in such markets. Uncertainty relating to the United Kingdom’s post-departure framework and relationships may have adverse effects on asset valuations and the renegotiation of trade agreements, as well as an increase in financial regulation in such markets. This may adversely impact Fund performance.
Certain European countries have also developed increasingly strained relationships with the U.S., and if these relations were to worsen, they could adversely affect European issuers that rely on the U.S. for trade. Secessionist movements, such as the Catalan movement in Spain and the independence movement in Scotland, as well as governmental or other responses to such movements, may also create instability and uncertainty in the region. In addition, the national politics of countries in the European Union have been unpredictable and subject to influence by disruptive political groups and ideologies. The governments of European Union countries may be subject to change and such countries may experience social and political unrest. Unanticipated or sudden political or social developments may result in sudden and significant investment losses. The occurrence of terrorist incidents throughout Europe also could impact financial markets. The impact of these events is not clear but could be significant and far-reaching and could adversely affect the value (and liquidity) of a Fund’s investments.
Investments in Asia Risk. Certain Asian economies have experienced high inflation, high unemployment, currency devaluations and restrictions, and over-extension of credit. Many Asian economies have experienced rapid growth and industrialization, and there is no assurance that this growth rate will be maintained. During the global recession that began in 2009, many of the export-driven Asian economies experienced the effects of the economic slowdown in the United States and Europe, and certain Asian governments implemented stimulus plans, low-rate monetary policies and currency devaluations. Economic events in any one Asian country may have a significant economic effect on the entire Asian region, as well as on major trading partners outside Asia. Any adverse event in the Asian markets may have a significant adverse effect on some or all of the economies of the countries in which a Fund invests. Many Asian countries are subject to political risk, including corruption and regional conflict with neighboring countries. In addition, many Asian countries are subject to social and labor risks associated with demands for improved political, economic and social conditions.
Investments in China Risk. Investments in securities of companies domiciled in the People’s Republic of China (“China” or the “PRC”) involve a high degree of risk and special considerations not typically associated with investing in the U.S. securities markets. Such heightened risks include, among others, an authoritarian government, popular unrest associated with demands for improved political, economic and social conditions, the impact of regional conflict on the economy and hostile relations with neighboring countries. Military conflicts, either in response to internal social unrest or conflicts with other countries, could disrupt economic development. The Chinese economy is vulnerable to the long-running disagreements with Hong Kong related to integration. China has a complex territorial dispute regarding the sovereignty of Taiwan; Taiwan-based companies and individuals are significant investors in China. Potential military conflict between China and Taiwan may adversely affect securities of Chinese issuers. In addition, China has strained international relations with Japan, India, Russia and other neighbors due to territorial disputes, historical animosities and other defense concerns. China could be affected by military events on the Korean peninsula or internal instability within North Korea. These situations may cause uncertainty in the Chinese market and may adversely affect the performance of the Chinese economy.
The U.S. government may occasionally place restrictions on investments in Chinese companies. For example, on June 3, 2021, President Biden issued an executive order prohibiting U.S. persons from purchasing or selling publicly traded securities (including publicly traded securities that are derivative of, or are designed to provide exposure to, such securities) of any Chinese company identified as a Chinese Military Industrial Complex Company (“CMIC”). The substantive requirements of this executive order were subsequently implemented by the Department of the Treasury's Office of Foreign Assets Control through formal rulemaking (“OFAC Rules”). Certain implementation matters related to the scope of, and compliance with, the OFAC Rules have not yet been fully resolved, and the ultimate application and enforcement of the OFAC Rules may change. As a result, the OFAC Rules and related guidance may significantly reduce the liquidity of such securities, force a Fund to sell certain positions at inopportune times or for unfavorable prices, and restrict future investments by a Fund. Designation as a CMIC may also lead to securities in such CMIC (together with securities of other Chinese-based issuers) to fall in market price and liquidity, and a Fund may incur a loss as a result.
The Chinese government has implemented significant economic reforms in order to liberalize trade policy, promote foreign investment in the economy, reduce government control of the economy and develop market mechanisms. But there can be no assurance that these reforms will continue or that they will be effective. Despite reforms and privatizations of companies in certain sectors, the Chinese government still exercises substantial influence over many aspects of the private sector and may own or control
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many companies. The Chinese government continues to maintain a major role in economic policy making and investing in China involves risks of losses due to expropriation, nationalization, confiscation of assets and property, and the imposition of restrictions on foreign investments and on repatriation of capital invested. In addition, the imposition of sanctions and other government restrictions by the United States and other governments may also result in losses.
The Chinese government may intervene in the Chinese financial markets, such as by the imposition of trading restrictions, a ban on “naked” short selling or the suspension of short selling for certain stocks. This may affect market price and liquidity of these stocks, and may have an unpredictable impact on the investment activities of a Fund. Furthermore, such market interventions may have a negative impact on market sentiment which may in turn affect the performance of the securities markets and as a result the performance of a Fund.
In addition, there is less regulation and monitoring of the securities markets and the activities of investors, brokers and other participants in China than in the United States. Accordingly, issuers of securities in China are not subject to the same degree of regulation as those in the United States with respect to such matters as insider trading rules, tender offer regulation, stockholder proxy requirements and the requirements mandating timely and accurate disclosure of information. Stock markets in China are in the process of change and further development. This may lead to trading volatility, and difficulties in the settlement and recording of transactions and interpretation and application of the relevant regulations. Custodians may not be able to offer the level of service and safe-keeping in relation to the settlement and administration of securities in China that is customary in more developed markets. In particular, there is a risk that a Fund may not be recognized as the owner of securities that are held on behalf of a Fund by a sub-custodian. A Fund thus faces the risk of being unable to enforce its rights with respect to its holdings of Chinese investments.
The RMB, China’s official currency, is currently not a freely convertible currency and is subject to foreign exchange control policies and repatriation restrictions imposed by the Chinese government. The imposition of currency controls may negatively impact performance and liquidity of a Fund as capital may become trapped in the PRC. A Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to a Fund of any restrictions on investments. At times, there may be insufficient offshore RMB for a Fund to remain fully invested in Chinese equities. Investing in entities either in, or which have a substantial portion of their operations in, the PRC may require a Fund to adopt special procedures, seek local government approvals or take other actions, each of which may involve additional costs and delays to a Fund.
While the Chinese economy has grown rapidly in recent years, there is no assurance that this growth rate will be maintained. China may experience substantial rates of inflation or economic recessions, causing a negative effect on the economy and securities market. China’s economy is heavily dependent on export growth. Reduction in spending on Chinese products and services, institution of tariffs or other trade barriers or a downturn in any of the economies of China’s key trading partners may have an adverse impact on the securities of Chinese issuers. The tax laws and regulations in the PRC are subject to change, including the issuance of authoritative guidance or enforcement, possibly with retroactive effect. The interpretation, applicability and enforcement of such laws by the PRC tax authorities are not as consistent and transparent as those of more developed nations, and may vary over time and from region to region. The application and enforcement of the PRC tax rules could have a significant adverse effect on a Fund and its investors, particularly in relation to capital gains withholding tax imposed upon non-residents. In addition, the accounting, auditing and financial reporting standards and practices applicable to Chinese companies may be less rigorous, and may result in significant differences between financial statements prepared in accordance with PRC accounting standards and practices and those prepared in accordance with international accounting standards.
A Fund may obtain exposure to companies based or operated in China by investing through legal structures known as variable interest entities (“VIEs”). Because of Chinese governmental restrictions on non-Chinese ownership of companies in certain industries in China, certain Chinese companies have used VIEs to facilitate foreign investment without distributing direct ownership of companies based or operated in China. In such cases, the Chinese operating company establishes an offshore company, and the offshore company enters into contractual arrangements (such as powers of attorney, equity pledge agreements and other services or business cooperation agreements) with the operating company. These contractual arrangements are intended to give the offshore company the ability to exercise power over and obtain economic rights from the operating company. Shares of the offshore company, in turn, are listed and traded on exchanges outside of China and are available to non-Chinese investors such as a Fund. This arrangement allows non-Chinese investors in the offshore company to obtain economic exposure to the Chinese company without direct equity ownership in the Chinese company.
On February 17, 2023, the China Securities Regulatory Commission ("CSRC") released the "Trial Administrative Measures of Overseas Securities Offering and Listing by Domestic Companies" (the "Trial Measures") which had come into effect on March 31, 2023. The Trial Measures will require Chinese companies that pursue listings outside of mainland China, including those that do so using the VIE structure, to make a filing with the CSRC. While the Trial Measures do not prohibit the use of VIE structures, this does not serve as a formal endorsement either. There is a risk that China may cease to tolerate VIEs at any time or impose new restrictions on the structure, in each case either generally or with respect to specific industries, sectors or companies. Investments involving a VIE may also pose additional risks because such investments are made through a company whose interests in the underlying operating company are established through contract rather than through equity ownership. For example, in the event of a dispute,
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the offshore company’s contractual claims with respect to the operating company may be deemed unenforceable in China, thus limiting (or eliminating) the remedies and rights available to the offshore company and its investors. Such legal uncertainty may also be exploited against the interests of the offshore company and its investors. Further, the interests of the equity owners of the operating company may conflict with the interests of the investors of the offshore company, and the fiduciary duties of the officers and directors of the operating company may differ from, or conflict with, the fiduciary duties of the officers and directors of the offshore company. Foreign companies listed on U.S. exchanges, including offshore companies that utilize a VIE structure, also could face delisting or other ramifications for failure to meet the requirements of the SEC, the PCAOB or other United States regulators. Any of the foregoing risks and events could negatively impact a Fund’s performance.
Investments in China A-Shares through Stock Connect – China A shares are equity securities of companies located in mainland China that trade on the Shanghai Stock Exchange (“SSE”) and the Shenzhen Stock Exchange (“SZSE”) (“China A-shares”). Investment in eligible China A-shares listed and traded on the SSE or SZSE is permitted through the Shanghai-Hong Kong Stock Connect program or the Shenzhen-Hong Kong Stock Connect program, as applicable (each, a “Stock Connect” and collectively, “Stock Connects”). Each Stock Connect is a securities trading and clearing links program established by The Stock Exchange of Hong Kong Limited (“SEHK”), the Hong Kong Securities Clearing Company Limited (“HKSCC”), the SSE or SZSE, as applicable, and China Securities Depository and Clearing Corporation Limited (“CSDCC”) that aims to provide mutual stock market access between the PRC and Hong Kong by permitting investors to trade and settle shares on each market through their local securities brokers. Under Stock Connects, a Fund’s trading of eligible China A-shares listed on the SSE or SZSE, as applicable, would be effectuated through its Hong Kong broker and a securities trading service company established by SEHK.
Although no individual investment quotas or licensing requirements apply to investors in Stock Connects, trading through a Stock Connect’s Northbound Trading Link is subject to daily investment quota limitations which require that buy orders for China A-shares be rejected once the daily quota is exceeded (although a Fund will be permitted to sell China A-shares regardless of the quota). These limitations may restrict a Fund from investing in China A-shares on a timely basis, which could affect a Fund’s ability to effectively pursue its investment strategy. Investment quotas are also subject to change. Investment in eligible China A-shares through a Stock Connect is subject to trading, clearance and settlement procedures that could pose risks to a Fund. China A-shares purchased through Stock Connects generally may not be sold or otherwise transferred other than through Stock Connects in accordance with applicable rules. For example, the PRC regulations require that in order for an investor to sell any China A-share on a certain trading day, there must be sufficient China A-shares in the investor’s account before the market opens on that day. If there are insufficient China A-shares in the investor’s account, the sell order will be rejected by the SSE or SZSE, as applicable. SEHK carries out pre-trade checking on sell orders of certain stocks listed on the SSE market (“SSE Securities”) or SZSE market (“SZSE Securities”) of its participants (i.e., stock brokers) to ensure that this requirement is satisfied. While shares must be designated as eligible to be traded under a Stock Connect, those shares may also lose such designation, and if this occurs, such shares may be sold but cannot be purchased through a Stock Connect. Moreover, day (turnaround) trading is not permitted on the China A-shares market. If an investor buys China A-shares on day “T,” the investor will only be able to sell the China A-shares on or after day T+1. Further, since all trades of eligible China A-shares must be settled in RMB, investors must have timely access to a reliable supply of offshore RMB, which cannot be guaranteed. RMB could potentially be subject to devaluation. Any devaluation of RMB could adversely affect a Fund’s investments. If a Fund holds a class of shares denominated in a local currency other than RMB, a Fund will be exposed to currency exchange risk if a Fund converts the local currency into RMB for investments in China A-shares. A Fund may also incur conversion costs.
China A-shares held through the nominee structure under a Stock Connect will be held through HKSCC as nominee on behalf of investors. The precise nature and rights of a Fund as the beneficial owner of the SSE Securities or SZSE Securities through HKSCC as nominee is not well defined under the PRC laws. There is a lack of a clear definition of, and distinction between, legal ownership and beneficial ownership under the PRC laws and there have been few cases involving a nominee account structure in the PRC courts. The exact nature and methods of enforcement of the rights and interests of a Fund under the PRC laws is also uncertain. In the unlikely event that HKSCC becomes subject to winding up proceedings in Hong Kong, there is a risk that the SSE Securities or SZSE Securities may not be regarded as held for the beneficial ownership of a Fund or as part of the general assets of HKSCC available for general distribution to its creditors. Notwithstanding the fact that HKSCC does not claim proprietary interests in the SSE Securities or SZSE Securities held in its omnibus stock account in the CSDCC, the CSDCC as the share registrar for SSE- or SZSE-listed companies will still treat HKSCC as one of the shareholders when it handles corporate actions in respect of such SSE Securities or SZSE Securities. HKSCC monitors the corporate actions affecting SSE Securities and SZSE Securities and keeps participants of Central Clearing and Settlement System (“CCASS”) informed of all such corporate actions that require CCASS participants to take steps in order to participate in them. Investors may only exercise their voting rights by providing their voting instructions to HKSCC through participants of CCASS. All voting instructions from CCASS participants will be consolidated by HKSCC, who will then submit a combined single voting instruction to the relevant SSE- or SZSE-listed company.
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For defaults occurring on or after January 1, 2020, Hong Kong's Investor Compensation Fund covers investors' losses (capped at HKD 500,000 per investor) in relation to securities traded on a stock market operated by the SSE or the SZSE and in respect of which an order for sale or purchase is permitted to be routed through the northbound link of a Stock Connect arrangement. On the other hand, since a Fund carries out northbound trading through securities brokers in Hong Kong but not Mainland Chinese brokers, they are not protected by the China Securities Investor Protection Fund in Mainland China.
Market participants are able to participate in Stock Connects subject to meeting certain information technology capability, risk management and other requirements as may be specified by the relevant exchange and/or clearing house. Further, the “connectivity” in Stock Connects requires routing of orders across the border of Hong Kong and mainland China. This requires the development of new information technology systems on the part of SEHK and exchange participants. There is no assurance that the systems of SEHK and market participants will function properly or will continue to be adapted to changes and developments in both markets. In the event that the relevant systems fail to function properly, trading in China A-shares through Stock Connects could be disrupted.
The current regulations are subject to change and there can be no assurance that a Stock Connect will not be discontinued. New regulations may be issued from time to time by the regulators and stock exchanges in mainland China and Hong Kong in connection with operations, legal enforcement and cross-border trades under Stock Connects. A Fund may be adversely affected as a result of such changes. Furthermore, the securities regimes and legal systems of mainland China and Hong Kong differ significantly and issues may arise from the differences on an on-going basis. In the event that the relevant systems fail to function properly, trading in both markets through Stock Connects could be disrupted and a Fund’s ability to achieve its investment objective may be adversely affected. In addition, a Fund’s investments in China A-shares through Stock Connects are generally subject to Chinese securities regulations and listing rules, among other restrictions. Further, different fees, costs and taxes are imposed on foreign investors acquiring China A-shares through Stock Connects, and these fees, costs and taxes may be higher than comparable fees, costs and taxes imposed on owners of other securities providing similar investment exposure.
China A-shares may only be bought from, or sold to, a Fund at times when the relevant China A-shares may be sold or purchased on the relevant Chinese stock exchange. The China A-shares market has a higher propensity for trading suspensions than many other global equity markets. In addition, the SSE and SZSE may close for extended periods for holidays or otherwise, which impacts a Fund’s ability to trade in China A-shares during those periods. Trading suspensions in certain stocks and extended market closures could lead to greater market execution risk, valuation risks, liquidity risks and costs for a Fund. The SSE and SZSE currently apply a daily price limit, generally set at 10%, of the amount of fluctuation permitted in the prices of China A-shares during a single trading day. The daily price limit refers to price movements only and does not restrict trading within the relevant limit. There can be no assurance that a liquid market on an exchange will exist for any particular China A-share or for any particular time.
The risks related to investments in China A-shares through Stock Connect are heightened to the extent that a Fund invests in China A-shares listed on the Science and Technology Innovation Board on the Shanghai stock exchange (“STAR market”) and/or the ChiNext market of the Shenzhen stock exchange (“ChiNext market”). Listed companies on the STAR market and ChiNext market are usually of an emerging nature with smaller operating scale. They are subject to higher fluctuation in stock prices and liquidity. It may be more common and take less time for companies listed on the STAR market and ChiNext market to delist as compared to companies listed on other exchanges.
Investments in China A-Shares through QFI Regime – To the extent the appropriate license is obtained, a Fund may invest in China A-shares through the Qualified Foreign Investor systems (the "QFI Regime"). The QFI Regime allows qualifying foreign investors to invest directly in certain securities in the PRC and is governed by rules and regulations promulgated by the relevant authorities in the PRC, including the CSRC, the State Administration of Foreign Exchange (“SAFE”) and the People’s Bank of China (“PBOC”) and/or other relevant authorities. Investments through the QFI Regime are required to be made through holders of a Qualified Foreign Investor license ("QFI License").
In the event that a Fund invests via the QFI Regime in the future, investors should note that the Fund’s ability to make such investments are subject to the applicable laws, rules and regulations (including the then prevailing exchange controls and other prevailing requirements of the PRC including rules on investment restrictions and repatriation and remittance of principal and profits) in the PRC, which are subject to change and any such changes may have potential retrospective effect. In addition, there can be no assurance that the FII Regulations will not be abolished. A Fund, which invests in the PRC markets through the QFI Regime, may be adversely affected as a result of such changes.
Where a Fund invests in China A-shares or other securities in the PRC through the QFI Regime, such securities will be held by a local custodian (“QFI Custodian”) appointed by the QFI in accordance with applicable QFI regulations. The QFI Custodian may open one or more securities account(s) in the name of the QFI License holder for the account of the Fund in accordance
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with PRC laws and the Fund may be subject to custodial risk. If the QFI Custodian defaults, the Fund may suffer substantial losses. In the event of liquidation of the QFI Custodian, relevant PRC laws will apply and cash deposited in the cash account of the Fund with the QFI Custodian will form part of its assets in the PRC and the Fund will become an unsecured creditor for such amount.
A Fund investing via the QFI Regime may also incur losses due to a default, act or omission of the QFI Custodian or PRC brokers in the execution or settlement of any transaction or in the transfer of any funds or securities. In such event, the Fund investing via the QFI Regime may be adversely affected in the execution or settlement of any transaction or in the transfer of any funds or securities.
Repatriations by QFIs in of respect principal and profits of a Fund’s investments in the PRC are currently not subject to repatriation restrictions or prior approval. There is no assurance, however, that applicable QFI regulations will not change or that repatriation restrictions will not be imposed in the future. Any restrictions on repatriation may impact on the Fund’s ability to meet redemption requests.
Further, the QFI License of a QFI license holder may be revoked or terminated or otherwise invalidated at any time by reason of a change in applicable law, regulations, policy, practice or other circumstances, an act or omission of the QFI license holder or for any other reasons.
Rules and restrictions under QFI regulations apply to the QFI License holder as a whole and not simply apply to the investment made for the account of a Fund. As the QFI license holder may also be utilized by parties other than a Fund, investors should be aware that violations of the QFI regulations on investments arising out of activities of such other parties could result in the revocation of or other regulatory action in respect of the QFI License holder as a whole. For example, a QFI License may be suspended or revoked by reason of, without limitation: (a) bankruptcy, liquidation or receivership of the QFI; and (b) irregularities by the QFI in its practices as a QFI investor. Hence, the ability of a Fund to make investments may be adversely affected by other funds or investors investing through the same QFI license holder.
A Fund may suffer losses if the approval of the QFI is being revoked/terminated or otherwise invalidated as a Fund may be prohibited from trading of relevant securities, or if any of the key operators or parties (including QFI Custodian/brokers) is bankrupt/in default and/or is disqualified from performing its obligations (including execution or settlement of any transaction or transfer of monies or securities).
China Bond Connect Risk – There are risks associated with a Fund’s investment in Chinese government bonds and other PRC-based debt instruments traded on the mainland China inter-bank bond market through the Bond Connect program. Bond Connect refers to the arrangement between Hong Kong and mainland China that enables mainland China and overseas investors to trade various types of debt securities in each other’s bond markets through connection between the relevant respective financial infrastructure institutions. Such trading is subject to a number of restrictions that may affect a Fund’s investments and returns. For example, investments made through Bond Connect are subject to order, clearance and settlement procedures that are relatively untested in the PRC, which could pose risks to a Fund. Furthermore, securities purchased through Bond Connect will be held on behalf of ultimate investors (such as a Fund) via a book entry omnibus account in the name of the Hong Kong Monetary Authority Central Money Markets Unit maintained with either the China Central Depository & Clearing Co. (“CDCC”) or the Shanghai Clearing House (“SCH”), each a PRC-based custodian. A Fund’s ownership interest in Bond Connect securities will not be reflected directly in book entry with CDCC or SCH and will instead only be reflected on the books of its Hong Kong sub-custodian. This recordkeeping system also subjects a Fund to various risks, such as the risks of settlement delays and counterparty default of the Hong Kong sub-custodian, or the risk that the Fund may have a limited ability to enforce rights as a bondholder. While the ultimate investors hold a beneficial interest in Bond Connect securities, the mechanisms that beneficial owners may use to enforce their rights are untested and courts in the PRC have limited experience in applying the concept of beneficial ownership. As such, a Fund may not be able to participate in corporate actions affecting its rights as a bondholder, such as timely payment of distributions, due to time constraints or for other operational reasons. Bond Connect trades are settled in RMB and investors must have timely access to a reliable supply of RMB in Hong Kong, which cannot be guaranteed. Furthermore, securities purchased through Bond Connect generally may not be sold, purchased or otherwise transferred other than through Bond Connect in accordance with applicable rules.
A primary feature of Bond Connect is the application of the home market’s laws and rules applicable to investors in Chinese fixed-income instruments. Therefore, a Fund’s investments in securities through Bond Connect are generally subject to Chinese securities regulations and listing rules, among other restrictions. Such securities may lose their eligibility at any time, in which case they could be sold but could no longer be purchased through Bond Connect. A Fund will not benefit from access to Hong Kong investor compensation funds, which are designed to protect against defaults of trades, when investing through Bond Connect. Bond Connect is only available on days when markets in both the mainland China and Hong Kong are open. As a result, prices of securities purchased through Bond Connect may fluctuate at times when a Fund is unable to add to or exit its position and, therefore, may limit the Fund’s ability to trade when it would be otherwise attractive to do so.
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The Bond Connect program is relatively new and may be subject to further interpretation and guidance. The trading, settlement and IT systems required for non-Chinese investors in Bond Connect are also relatively new and are continuing to evolve. In the event that the relevant systems do not function properly, trading through Bond Connect could be disrupted. There can be no assurance that further regulations will not affect the availability of securities in the program, the frequency of redemptions or other limitations. In addition, the application and interpretation of the laws and regulations of Hong Kong and mainland China, and the rules, policies or guidelines published or applied by relevant regulators and exchanges in respect of the Bond Connect program are uncertain, and they may have an adverse effect on a Fund’s performance.
PRC Taxation – Under current PRC tax laws, regulations and practice, a Fund, the Investment Manager and/or a sub-adviser may be subject to PRC tax, directly or indirectly, with respect to the assets held through Stock Connect, Bond Connect and/or the QFI Regime. A Fund will be responsible to reimburse the Investment Manager and/or a sub-adviser for all PRC taxes and duties of any kind incurred by the Investment Manager and/or sub-adviser and attributable to the assets of a Fund held through Stock Connect, Bond Connect and/or QFI Programs. The tax law and regulations of the PRC are constantly changing, and they may be changed with retrospective effect. The interpretation and applicability of the tax law and regulations by tax authorities are not as consistent and transparent as those of more developed nations, and may vary from region to region. Moreover, the PRC taxes and duties payable by the Investment Manager and/or a sub-adviser and which are to be reimbursed by a Fund to the extent attributable to the assets held through Stock Connect, Bond Connect and/or QFI Programs may change at any time.
The treatment of tax under the Investment Regulations (defined below) is not clear. Accordingly, where the relevant regulations applicable to the QFI Programs, Stock Connect and/or Bond Connect (“Investment Regulations”) require a custodian, clearing house, any other agent stipulated by such rules to withhold any tax, or where such custodian, clearing house, any other agent has a reasonable basis for believing that such withholding may be required, the custodian, clearing house and any other agent may do so at the rate required by the regulation, or if in the custodian’s opinion the Investment Regulations are not clear on the rate, at such rate as the custodian, clearing house, and any other agent may, reasonably determine to be appropriate. Tax may be withheld on a retroactive basis.
Given the uncertainty surrounding a Fund’s potential PRC tax liabilities or reimbursement obligations, the net asset value of a Fund on any business day may not accurately reflect such liabilities. As a result, incoming shareholders of a Fund may pay more for their shares than they otherwise would or should have done. In the event of a redemption of shares at such net asset value, the remaining shareholders will bear the burden of any liabilities which had not been accrued in the net asset value. In addition, investors should be aware that under-accrual or over-accrual for PRC tax liabilities may impact the performance of a Fund during the period of such under-accrual or over-accrual and following any subsequent adjustments to the net asset value.
Corporate Income Tax – Under current PRC Corporate Income Tax Law and regulations, any company considered to be a tax resident of the PRC would be subject to PRC Corporate Income Tax (“CIT”) at the rate of 25% on its worldwide taxable income. If a company were considered to be a non-resident enterprise with a “permanent establishment” (“PE”) in the PRC, it would be subject to CIT at the rate of 25% on the profits attributable to the PE. A Fund, together with a sub-adviser and the Investment Manager, does not intend to operate in a way that would cause a Fund to be treated as tax resident of the PRC and to have a PE in the PRC, though this cannot be guaranteed. It is possible, however, that the PRC could disagree with such an assessment or that changes in PRC tax law could affect the PRC CIT status of a Fund.
If a Fund is a non-PRC tax resident enterprise without PE in the PRC, the PRC-sourced income (including cash dividends, distributions, interest and capital gains) derived by it from any investment in PRC securities would be subject to PRC withholding income tax (“WHT”) at the rate of 10%, unless exempt or reduced under the PRC CIT Law or a relevant tax treaty as discussed below.
A Fund is also subject to a stamp duty at the rate of 0.1% arising from the sale of China A-shares and the transfer of China A-shares by way of reorganization in accordance with the prevailing PRC taxation regulations.
Specific considerations for Stock Connect and Bond Connect – Especially, in respect of trading of China A-shares through the Stock Connect and pursuant to the circular dated October 31, 2014 on the Taxation Policy of the Pilot Programme for the Mutual Stock Market Access between Shanghai and Hong Kong Stock Markets under Caishui [2014] No. 81, the circular dated November 5, 2016 on the Taxation Policy of the Pilot Programme for the Mutual Stock Access between Shenzhen and Hong Kong Stock Markets under Caishui [2016] No. 127 and other relevant applicable PRC taxation rules:
- CIT and value-added tax (“VAT”) shall be exempt on a temporary basis on the gains earned by Hong Kong and overseas investors (“Stock Connect Investors”) (including corporate and individual investors) from the transfer of China A-shares listed on SSE and/or SZSE; and
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- Stock Connect Investors are required to pay tax on dividends and other income payments from China A-shares at a standard rate of 10%, which will be withheld and paid to the relevant PRC tax authority by the respective listed companies (before the HKSCC is able to provide details such as investor identities and holding periods to CSDCC, the policy of differentiated rates of taxation based on holding periods will temporarily not be implemented) and are entitled to a tax refund if a lower tax rate is applicable under a relevant tax treaty, subject to the approval by the relevant PRC tax authority; and
- In addition, except for interest income from certain bonds (i.e. government bonds and local government bonds which are entitled to a 100% CIT exemption and railway bonds which are entitled to a 50% CIT exemption in accordance with the Implementation Rules to the Enterprise Income Tax Law and a circular dated March 10, 2016 on the Circular on Income Tax Policies on Interest Income from Railway Bonds under Caishui [2016] No. 30), interest income derived by non-resident institutional investors from other bonds traded through Bond Connect is PRC-sourced income and should be subject to PRC withholding income tax at a rate of 10% and VAT at a rate of 6%. On November 22, 2021, the Ministry of Finance and State Administration of Taxation jointly issued Announcement No. 34 of 2021, to clarify that foreign institutional investors (including foreign institutional investors under Bond Connect) will continue to be temporarily exempt from PRC withholding income tax and VAT with respect to bond interest income derived in the PRC bond market for the period from November 7, 2021 to December 31, 2025. It remains to be clarified as to what the PRC withholding income tax and VAT treatment is with respect to non-government bond interest derived prior to November 7, 2018.
Capital gains derived by non-resident institutional investors (with no place or establishment or PE in the PRC) from the trading of bonds through the Bond Connect are technically non PRC-sourced income under the current CIT law and regulations, therefore, not subject to PRC CIT. While the PRC tax authorities are currently enforcing such non-taxable treatment in practice, the non-taxable treatment under the current CIT regulations is not clear.
According to Cai Shui [2016] No. 70 ("Circular 70"), the Supplementary Notice of the Ministry of Finance and the State Administration of Taxation on VAT Policies for Interbank Dealings of Financial Institutions, gains derived by foreign institutions approved by People’s Bank of China from the investment in the inter-bank RMB markets (including currency market, bond market and derivative market) shall be exempt from VAT.
Specific considerations for the QFI Programs – In respect of trading of China A-shares through QFI Programs and pursuant to the circular dated November 17, 2014 on PRC withholding income tax treatment with respect to gains derived by the QFI Programs from the trading of shares in PRC resident enterprises under Caishui [2014] No. 79, circular dated March 23, 2016 regarding VAT pilot arrangements under Caishui [2016] No. 36, circular dated June 30, 2016 on expanded categories of VAT exemption affecting the financial services sector under Caishui [2016] No. 70 and other relevant applicable PRC taxation rules:
- CIT shall be exempt on a temporary basis on capital gains derived from the disposal of shares and other equity investments (including China A-shares) through the QFI Programs; and
- VAT shall be exempt on a temporary basis in respect of gains derived from trading of PRC securities via the QFI Programs. Consequentially, urban maintenance and construction tax, educational surcharges and local educational surcharges (which are all imposed based on VAT liabilities) are exempt on gains derived from trading of PRC securities via the QFI Programs.
There is no guarantee that the temporary tax exemption or non-taxable treatment with respect to assets traded via Stock Connect, Bond Connect, the QFI Programs described above will continue to apply, will not be repealed and re-imposed retrospective, or that no new tax regulations and practice in China specifically relating to such programs will not be promulgated in the future. Such uncertainties may operate to the advantage or disadvantage of shareholders in a Fund and may result in an increase or decrease in net asset value of a Fund. For example, to the extent that the PRC tax authority retrospectively imposes taxes on the capital gains realized by a Fund through the QFI Programs, the net asset value of a Fund would be adversely affected but the amount previously paid to a redeeming shareholder would not be adjusted. As a result, any detriment from such change would be suffered by the remaining shareholders.
Investments in Japan Risk. The Japanese economy is heavily dependent upon international trade and may be subject to considerable degrees of economic, political and social instability, which could negatively impact a Fund. The Japanese yen has fluctuated widely during recent periods and may be affected by currency volatility elsewhere in Asia, especially Southeast Asia. In addition, the yen has had a history of unpredictable and volatile movements against the U.S. dollar. The performance of the global economy could have a major impact upon equity returns in Japan. Since the mid-2000s, Japan’s economic growth has remained relatively low. A recent economic recession was likely compounded by an unstable financial sector, low domestic consumption, and certain corporate structural weaknesses, which remain some of the major issues facing the Japanese economy. The Japanese economic growth rate could be impacted by Bank of Japan monetary policies, rising interest rates, tax increases, budget deficits, consumer confidence and volatility in the Japanese yen. Japan’s geography also subjects it to an increased risk of natural disasters, such as earthquakes, volcanic eruptions, typhoons and tsunamis.
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Investments in Russia Risk. Recent geopolitical events, including the invasion of Ukraine by Russia, have interjected uncertainty into the global financial markets. Investments in Russia are subject to political, economic, legal, market and currency risks, as well as the risks related to the economic sanctions on Russia imposed by the United States and/or other countries. Such sanctions which affect companies in many sectors, including energy, financial services and defense, among others, have adversely affected and could continue to adversely affect the global energy and financial markets and, thus, could affect the value of a Fund’s investments, even beyond any direct exposure the Fund may have to Russian issuers or the adjoining geographic regions. In addition, certain transactions have or may be prohibited and/or existing investments have or may become illiquid (e.g., because transacting in certain existing investments is prohibited), which could cause a Fund to sell other portfolio holdings at a disadvantageous time or price in order to meet redemptions. In addition, the sanctions may require a Fund to freeze its existing investments in companies operating in or having dealings with sanctioned countries, prohibiting a Fund from selling or otherwise transacting in these investments. This could impact a Fund’s ability to sell securities or other financial instruments as needed to meet redemptions. A Fund could seek to suspend redemptions in the event that an emergency exists in which it is not reasonably practicable for the Fund to dispose of its securities or to determine the value of its net assets. In addition, sanctions, and the Russian government’s response, could result in a downgrade in Russia’s credit rating, devaluation of its currency and/or increased volatility with respect to Russian securities. Moreover, disruptions caused by Russian military action or other actions (including cyberattacks and espionage) or resulting actual and threatened responses to such activity, including purchasing and financing restrictions, boycotts or changes in consumer or purchaser preferences, sanctions, tariffs or cyberattacks on the Russian government, Russian companies or Russian individuals, including politicians, may impact Russia’s economy and issuers of securities in which a Fund invests.
REPURCHASE AND REVERSE REPURCHASE AGREEMENTS RISK. A repurchase agreement is an agreement between two parties whereby one party sells the other a security at a specified price with a commitment to repurchase the security later at an agreed-upon price, date and interest payment. A reverse repurchase agreement is a term used to describe the opposite side of a repurchase transaction. The party that purchases and later resells a security is said to perform a repurchase; the other party, that sells and later repurchases a security is said to perform a reverse repurchase. Each Fund is permitted to enter into fully collateralized repurchase agreements. Each Company’s Board of Directors has delegated to the sub-adviser(s) the responsibility of evaluating the creditworthiness of the banks and securities dealers with which the Funds will engage in repurchase agreements. The sub-adviser(s) will monitor such transactions to ensure that the value of underlying collateral will be at least equal to the total amount of the repurchase obligation as required by the valuation provision of the repurchase agreement, including the accrued interest. Repurchase agreements carry the risk that the market value of the securities declines below the repurchase price. A Fund could also lose money if it is unable to recover the securities and the value of any collateral held is less than the value of the securities. In the event the borrower commences bankruptcy proceedings, a court may characterize the transaction as a loan. If a Fund has not perfected a security interest in the underlying collateral, the Fund may be required to return the underlying collateral to the borrower’s estate and be treated as an unsecured creditor. As an unsecured creditor, the Fund could lose some or all of the principal and interest involved in the transaction. The use of reverse repurchase agreements may increase the possibility of fluctuation in a Fund’s net asset value.
RESTRICTED SECURITIES RISK. A Fund may invest in securities that cannot be offered for public resale unless registered under the applicable securities laws or that have a contractual restriction that prohibits or limits their resale (“restricted securities”). Restricted securities may be sold in private placement transactions between issuers and their purchasers and may be neither listed on an exchange nor traded in other established markets. Restricted securities include private placement securities that have not been registered under the applicable securities laws, such as Rule 144A securities, and securities of U.S. and non-U.S. issuers that are issued pursuant to Regulation S. In many cases, privately placed securities may not be freely transferable under the laws of the applicable jurisdiction or due to contractual restrictions on resale. As a result of the absence of a public trading market, privately placed securities may be less liquid and more difficult to value than publicly traded securities. To the extent that privately placed securities may be resold in privately negotiated transactions, the prices realized from the sales, due to illiquidity, could be less than those originally paid by a Fund or less than their fair market value. In addition, issuers whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that may be applicable if their securities were publicly traded. If any privately placed securities held by a Fund are required to be registered under the securities laws of one or more jurisdictions before being resold, the Fund may be required to bear the expenses of registration. Certain of a Fund’s investments in private placements may consist of direct investments and may include investments in smaller, less seasoned issuers, which may involve greater risks. These issuers may have limited product lines, markets or financial resources, or they may be dependent on a limited management group. In making investments in such securities, a Fund may obtain access to material nonpublic information, which may restrict the Fund’s ability to conduct portfolio transactions in such securities.
Some of these securities are new and complex, and trade only among institutions; the markets for these securities are still developing, and may not function as efficiently as established markets. Owning a large percentage of restricted securities could hamper a Fund’s ability to raise cash to meet redemptions . Also, because there may not be an established market price for these securities, a Fund may have to estimate their value, which means that their valuation (and, to a much smaller extent, the valuation
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of the Fund) may have a subjective element. Transactions in restricted securities may entail registration expense and other transaction costs that are higher than those for transactions in unrestricted securities. Where registration is required for restricted securities a considerable time period may elapse between the time a Fund decides to sell the security and the time it is actually permitted to sell the security under an effective registration statement. If during such period, adverse market conditions were to develop, a Fund might obtain less favorable pricing terms that when it decided to sell the security. A Fund may purchase securities that may have restrictions on transfer or resale (including Rule 144A securities and Regulation S securities). “Rule 144A” securities (and equivalent securities issued pursuant to Regulation S of the 1933 Act) are privately placed, restricted securities that may only be resold under certain circumstances to other qualified institutional buyers. Rule 144A investments are subject to certain additional risks compared to publicly traded securities. If there are not enough qualified buyers interested in purchasing Rule 144A securities when a Fund wishes to sell such securities, the Fund may be unable to dispose of such securities promptly or at reasonable prices. For this reason, although Rule 144A securities are generally considered to be liquid, a Fund’s holdings in Rule 144A securities may adversely affect the Fund’s overall liquidity if qualified buyers become uninterested in buying them at a particular time. Issuers of Rule 144A securities are required to furnish information to potential investors upon request. However, the required disclosure is much less extensive than that required of public companies and is not publicly available. Further, issuers of Rule 144A securities can require recipients of the information (such as a Fund) to agree contractually to keep the information confidential, which could also adversely affect a Fund’s ability to dispose of a security. Offerings of Regulation S securities may be conducted outside of the United States. Regulation S securities are generally less liquid than registered securities, as a result, a Fund may take longer to liquidate these positions than would be the case for publicly traded securities. Although Regulation S securities may be resold in privately negotiated transactions, the price realized from these sales could be less than those originally paid by a Fund. Further, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded. Accordingly, Regulation S securities may involve a high degree of business and financial risk and may result in substantial losses.
Depending upon the circumstances, a Fund may only be able to sell these securities in the United States if an exemption from registration under the federal and state securities laws is available or may only be able to sell these securities outside of the United States (such as on a foreign exchange). These securities may either be determined to be liquid or illiquid pursuant to policies and guidelines established by the respective Company’s Board of Directors. See also “Private Placement Risk” above.
RISKS OF QUALIFIED FINANCIAL CONTRACTS. Regulations adopted by federal banking regulators under the Dodd-Frank Wall Street Reform and Consumer Protection Act require that certain qualified financial contracts (“QFCs”) with counterparties that are part of U.S. or foreign global systemically important banking organizations be amended to include contractual restrictions on close-out and cross default rights. QFCs include, but are not limited to, securities contracts, commodities contracts, forward contracts, repurchase agreements, securities lending agreements and swaps agreements, as well as related master agreements, security agreements, credit enhancements, and reimbursement obligations. If a covered counterparty of a Fund or certain of the covered counterparty’s affiliates were to become subject to certain insolvency proceedings, the Fund may be temporarily unable to exercise certain default rights, and the QFC may be transferred to another entity. These requirements may impact a Fund’s credit and counterparty risks.
SECTOR RISK. To the extent a Fund invests more heavily in particular sectors, its performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors may be more volatile, and may perform differently, than the broader market. The following summarizes the risks associated with investing in certain sectors:
Consumer Discretionary Sector Risk. Companies in the consumer discretionary sector are subject to the risks associated with adverse changes in consumer sentiment and buying patterns, the effects of inflation and disruptions in the supply chain that negatively impact the availability of products. Companies in this sector may also be adversely affected by supply and demand for certain products and services, price fluctuations, product obsolescence and product liability claims, governmental regulation, exchange rates, world events, general economic conditions and other factors. In addition, certain companies in the consumer discretionary sector may be cyclical and have occasional sharp price movements resulting from changes in the economy, fuel prices, labor agreements and insurance costs.
Communication Services Sector Risk. Companies in the communication services sector may be greatly affected by technological advancements and market competition, including research and development costs, substantial capital requirements, pricing competition and government regulations. Certain communication services companies may also be susceptible to network security breaches and may be targets of hacking and potential theft of proprietary or consumer information or disruptions in service. This sector may be impacted by fluctuating market demands, as well as shifting demographics and unpredictable changes in consumer preferences.
Health Care Sector Risk. Companies in the health care sector are subject to extensive government regulation and their profitability can be significantly affected by restrictions on government reimbursement for medical expenses, rising costs of medical products and services, pricing pressure (including price discounting), limited product lines and an increased emphasis on the delivery of healthcare through outpatient services. These companies may also be subject to extensive litigation based on product liability and similar claims.
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Financials Sector Risk. Companies in the financial services sector are subject to extensive governmental regulation and their profitability is largely dependent on the availability and cost of capital and can fluctuate significantly when interest rates change or due to increased competition. Credit losses resulting from financial difficulties of borrowers and financial losses associated with investment activities can negatively impact the sector. Insurance companies may be subject to severe price competition. Adverse economic, business or political developments could adversely affect financial institutions engaged in mortgage finance or other lending or investing activities directly or indirectly connected to the value of real estate.
Industrials Sector Risk. The prices of securities in the industrials sector can be volatile and can be impacted significantly by supply and demand for certain products and services, product obsolescence and product liability claims, government regulation, exchange rates, world events, general economic conditions and other factors. In addition, certain companies in the industrials sector may be cyclical and have occasional sharp price movements resulting from changes in the economy, fuel prices, labor agreements and insurance costs.
Information Technology Sector Risk. Companies in the information technology sector face intense competition, both domestically and internationally, which may have an adverse effect on their profit margins. Companies in this sector may have limited product lines, markets, financial resources or personnel. The products of information technology companies may face obsolescence due to rapid technological developments, frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Companies in the information technology sector are heavily dependent on patent and intellectual property rights. The loss or impairment of these rights may adversely affect the profitability of these companies.
Utilities Sector Risk. The prices of securities in the utilities sector can be volatile and can be impacted significantly by supply and demand for services or fuel, financing costs, government regulation, conservation programs, commodity price fluctuations and other factors. Government regulation of utility companies may limit such companies’ profits or the dividends they can pay to investors. In addition, utility companies may face regulatory restrictions with respect to expansion to new markets, limiting their potential.
SECURITIES LENDING RISK. A Fund may lend portfolio securities to broker-dealers and other institutions as a means of seeking to earn additional income. A Fund may lend portfolio securities to certain borrowers in U.S. and non-U.S. markets in an amount not to exceed one third (33 1/3%) of the value of its total assets. A Fund may lend portfolio securities, provided that the borrower provides collateral that is maintained in an amount at least equal to the current market value of the securities loaned. Cash collateral is invested for the benefit of a Fund by the Fund’s lending agent pursuant to collateral investment guidelines. The borrower is also required to pay a Fund any dividends or distributions accruing on the loaned securities. Substitute payments for dividends received by a Fund while its securities are loaned out will not be considered qualified dividend income. As of March 1, 2024, the securities lending program in which a Fund may participate generally does not restrict a security from being loaned based on the security’s anticipated dividend distributions, but the program may restrict lending of securities domiciled in certain non-US jurisdictions based on local law considerations.
A Fund does not have the right to vote proxies for securities that are on loan, but in order to vote the proxies it may restrict securities or recall loaned securities. However, the Board has approved guidelines that define circumstances under which a Fund’s security should be restricted from lending so that its proxies can be voted. Therefore, a Fund’s right to restrict or recall loaned securities for purposes of voting proxies may not be exercised if, for example, the Board-approved guidelines did not require the security to be restricted from lending or recalled, or if it is determined to be in the best interests of the Fund not to restrict or recall the security in order instead to earn additional income on the loan. For more information about proxy voting policies and instances in which a Fund’s sub-adviser(s) may choose not to vote proxies, see “Proxy Voting Policies and Procedures” below.
A Fund is subject to certain risks while its securities are on loan, including the following: (i) the risk that the borrower defaults on the loan and the collateral is inadequate to cover the Fund’s loss; (ii) the risk that the earnings on the collateral invested are not sufficient to pay fees incurred in connection with the loan; (iii) the risk that a Fund could lose money in the event of a decline in the value of the collateral provided for loaned securities or a decline in the value of any investments made with cash collateral; (iv) the risk that the borrower may use the loaned securities to cover a short sale, which may in turn place downward pressure on the market prices of the loaned securities; (v) the risk that return of loaned securities could be delayed and interfere with portfolio management decisions; (vi) the risk that any efforts to restrict or recall the securities for purposes of voting may not be effective; and (vii) operational risks (i.e., the risk of losses resulting from problems in the settlement and accounting process – especially so in certain international markets). These events could also trigger adverse tax consequences for a Fund.
SECURITIES TRUSTS RISK. A Fund may invest in securities trusts, which are investment trust vehicles that maintain portfolios comprised of underlying debt securities that are generally unsecured. These instruments are purchased in the cash markets and vary as to the type of underlying security, but include such underlying securities as corporate investment grade and high yield bonds and credit default swaps. Examples include TRAINS, TRACERS, CORE and funded CDX. Holders of interests in these structured notes receive income from the trusts in respect of principal or interest paid on the underlying securities. By investing in such notes, a Fund will indirectly bear its proportionate share of any expenses paid by such notes in addition to the expenses of such Fund.
Investments in these types of structured products are subject to the same risks that would be associated with direct investments in the underlying securities of the structured notes. These risks include substantial market price volatility resulting from changes in prevailing interest rates; default or bankruptcy of issuers of the underlying securities; subordination to the prior claims
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of banks and other senior lenders in the case of default; and early repayment by issuers during periods of declining interest rates because of mandatory call or redemption provisions. In addition, structured note products may have difficulty disposing of the underlying securities because of thin trading markets.
SMALL CAPITALIZATION SECURITIES RISK. A Fund may invest in equity securities (including securities issued in initial public offerings) of companies with smaller market capitalizations. Because the issuers of small capitalization securities tend to be smaller or less well-established companies, they may have limited product lines, market share or financial resources, may have less historical data with respect to operations and management and may be more dependent on a limited number of key employees. As a result, small capitalization securities are often less marketable than securities of larger or more well-established companies. Historically, small market capitalization securities and securities of recently organized companies are subject to increased price volatility due to: (i) less certain growth prospects; (ii) lower degrees of liquidity in the markets for such securities; (iii) thin trading that could result in the securities being sold at a discount or in small lots over an extended period of time; (iv) limited product lines, markets or financial resources; (v) dependence on a few key management personnel; (vi) increased sensitivity to changes in interest rates, borrowing costs and earnings; (vii) difficulty in obtaining information on smaller capitalization companies as compared with larger capitalization companies; (viii) greater sensitivity to changing economic conditions and increased risk of bankruptcy due to adverse developments or management changes affecting the company; and (ix) greater difficulty borrowing money to continue or expand operations. When a Fund invests in smaller company stocks that might trade infrequently, investors might seek to trade Fund shares based on their knowledge or understanding of the value of those securities (this is sometimes referred to as “price arbitrage”). If such price arbitrage were successful, it might interfere with the efficient management of a Fund’s portfolio and the Fund may be required to sell securities at disadvantageous times or prices to satisfy the liquidity requirements created by that activity. Successful price arbitrage might also dilute the value of Fund shares held by other shareholders.
SOVEREIGN DEBT RISK. In addition to the risks associated with investment in debt securities and foreign securities generally, investments in sovereign debt involve special risks. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, or otherwise meet its obligations, in accordance with the terms of such debt, and a Fund may have limited legal recourse in the event of default. Countries such as those in which a Fund may invest have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate trade difficulties and unemployment. Some of these countries are also characterized by political uncertainty or instability. Additional factors that may influence the ability or willingness to service debt include, but are not limited to, a country’s cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole and its government’s policy towards the International Monetary Fund, the World Bank and other international agencies. Furthermore, there is the possibility of contagion that could occur if one country defaults on its debt, and that a default in one country could trigger declines and possible additional defaults in other countries in the region. If a government entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debt that a government does not pay, and there are no bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected. Further, if a sovereign debtor defaults (or threatens to default) on its sovereign debt obligations, the indebtedness may be restructured. Unlike most corporate debt restructurings, the fees and expenses of financial and legal advisers to the creditors in connection with a restructuring may be borne by the holders of the sovereign debt securities instead of the sovereign entity itself. Some sovereign debtors have in the past been able to restructure their debt payments without the approval of some or all debt holders or to declare moratoria on payments, and similar occurrences may happen in the future. In addition, the financial markets have at times seen an increase in volatility and adverse trends due to uncertainty surrounding the level and sustainability of sovereign debt of certain countries (for example in countries that are part of the European Union, including Greece, Spain, Ireland, Italy and Portugal). These developments adversely affected the exchange rate of the euro and may continue to significantly affect every country in Europe. Outside of the European Union, Iceland has also experienced adverse trends due to high debt levels and excessive lending during the height of the financial crisis that began in 2008.
A Fund may have difficulty disposing of certain sovereign debt obligations because there may be a limited trading market for such securities. Because there is no liquid secondary market for many of these securities, the Funds anticipate that such securities could be sold only to a limited number of dealers or institutional investors. The lack of a liquid secondary market may have an adverse impact on the market price of such securities and a Fund’s ability to dispose of particular issues when necessary to meet its liquidity needs or in response to a specific economic event, such as deterioration in the creditworthiness of the issuer. The lack of a liquid secondary market for certain securities also may make it more difficult for a Fund to obtain accurate market quotations for purposes of valuing its portfolio and calculating its net asset value.
Sub-sovereign bonds represent the debt of state, provincial, territorial, municipal, local or other political sub-divisions, including other governmental entities or agencies. Quasi-sovereign bonds represent the debt of corporations that have significant government ownership. Sub-sovereign and quasi-sovereign bonds are subject to the risks of investing in sovereign debt generally. In addition, sub-sovereign and quasi-sovereign debt may or may not be issued by or guaranteed as to principal and interest by a governmental authority. Certain foreign government securities may be backed by the issuer’s right to borrow from a central bank or other regional banking entity while others may be backed only by the assets and credit of the issuing foreign entity. If an issuer of sub-sovereign or quasi-sovereign bonds defaults on payments of principal and/or interest, a Fund may have limited recourse against the issuer.
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A Fund may invest in obligations issued or guaranteed by supranational entities, which may include, for example, entities such as the International Bank for Reconstruction and Development (the World Bank). If one or more shareholders of a supranational entity fails to make necessary additional capital contributions, the entity may be unable to pay interest or repay principal on its debt securities, and the Fund may lose money on such investments. Please see also “Foreign Investments Risk” above.
STRIPPED SECURITIES RISK. Stripped securities are created when the issuer separates the interest and principal components of an instrument and sells them as separate securities. In general, one security is entitled to receive the interest payments on the underlying assets (the interest only or “IO” security) and the other to receive the principal payments (the principal only or “PO” security). Some stripped securities may receive a combination of interest and principal payments. The yields to maturity on IOs and POs are sensitive to the expected or anticipated rate of principal payments (including prepayments) on the related underlying assets, and principal payments may have a material effect on yield to maturity. If the underlying assets experience greater than anticipated prepayments of principal, a Fund may not fully recoup its initial investment in IOs. Conversely, if the underlying assets experience less than anticipated prepayments of principal, the yield on POs could be adversely affected. Stripped securities may be highly sensitive to changes in interest rates and rates of prepayment. The market for stripped securities may be limited, making it difficult for a Fund to sell its holdings at an acceptable price.
STRUCTURED SECURITIES RISK. Structured securities and other related instruments purchased by a Fund are generally privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a specific asset, benchmark asset, market or interest rate. Depending on the terms of the particular instrument and the nature of the underlying instrument, structured securities may be subject to equity market risk, commodity market risk, currency market risk or interest rate risk. Structured securities that do not involve any type of credit enhancement are subject to credit risk that generally will be equivalent to that of the underlying instruments. Credit enhanced securities will be subject to the credit risk associated with the provider of the enhancement. A Fund is permitted to invest in classes of structured securities that are either subordinated or unsubordinated with respect to the right to payment of another class. Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities. Structured securities are typically sold in private placement transactions, and there currently is no active trading market for structured securities. Certain issuers of such securities may be deemed to be “investment companies” as defined in the 1940 Act; therefore, a Fund’s investment in structured securities may be limited by certain investment restrictions contained therein. Structured securities may be leveraged, increasing the volatility of each structured security’s value relative to the change in the reference measure. Structured securities may also be more difficult to price accurately than less complex securities and instruments or more traditional debt securities.
SUSTAINABLE INVESTING RISK. Applying sustainability criteria to the investment process may exclude or reduce exposure to securities of certain issuers (or companies) for sustainability reasons and, therefore, a Fund may forgo some market opportunities available to funds that do not use sustainability criteria. A Fund’s performance may at times be better or worse than the performance of funds that do not use sustainability criteria. Because a sub-adviser evaluates ESG characteristics when selecting certain securities, a Fund’s portfolio may perform differently than funds that do not use ESG characteristics. ESG characteristics may prioritize long term rather than short term returns. ESG information and data, including that provided by third parties, may be incomplete, inaccurate, or unavailable, which could adversely affect the analysis relevant to a particular investment. In addition, there is a risk that the securities identified by a sub-adviser to fit within its sustainability criteria do not operate as anticipated. Although a sub-adviser seeks to identify issuers (or companies) that fit within its sustainability criteria, investors may differ in their views of what fits within this category of investments. As a result, a Fund may invest in issuers (or companies) that do not reflect the beliefs and values of any particular investor. In addition, an issuer's (or company's) practices, products, or services may change over time, which could cause a Fund to be invested in securities that do not comply with a sub-adviser’s sustainability criteria. Further, the regulatory landscape with respect to sustainable investing in the United States is still developing and future rules and regulations may require a Fund to modify or alter its investment process with respect to sustainable investing.
TAXABLE INCOME RISK. Taxable income risk is the risk that a Fund that seeks to provide investors with tax-exempt income may invest in securities or other instruments that produce income subject to income tax, including the Alternative Minimum Tax. A Fund's investments in municipal securities rely on the opinion of the issuer's bond counsel that the interest paid on those securities will not be subject to federal income tax. Tax opinions are generally provided at the time the municipal security is initially issued. However, after a Fund buys a security, the IRS may determine that a bond issued as tax-exempt should in fact be taxable and the Fund's dividends with respect to that bond might be subject to federal income tax. In addition, income from tax-exempt municipal securities could be declared taxable because of unfavorable changes in tax laws, adverse interpretations by the IRS, state tax authorities, or a court, or the non-compliant conduct of a bond issuer.
TO BE ANNOUNCED (TBA) TRANSACTIONS RISK. TBA investments include when-issued and delayed delivery securities and forward commitments. A Fund is permitted to purchase or sell securities on a when-issued or delayed-delivery basis. When-issued or delayed-delivery transactions arise when securities are purchased or sold with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield at the time of entering into the transaction. A Fund may sell the securities before the settlement date if a sub-adviser deems it advisable. Distributions attributable to any gains realized on such a sale are taxable to shareholders. When-issued and delayed delivery securities and forward commitments involve the risk that the security a Fund buys will lose value prior to its delivery. A Fund is subject to this risk whether or not the Fund takes delivery
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of the securities on the settlement date for a transaction. There also is the risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, the Fund loses both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price. A Fund may also take a short position in a TBA investment when it owns or has the right to obtain, at no added cost, identical securities. If a Fund takes such a short position, it may reduce the risk of a loss if the price of the securities declines in the future, but will lose the opportunity to profit if the price rises. A Fund may purchase or sell undrawn or delayed draw loans.
Short Sales of TBA Investments Risk. A Fund may also engage in shorting of TBAs. When a Fund enters into a short sale of a TBA investment it effectively agrees to sell at a future price and date a security it does not own. Although most TBA short sales transactions are closed before a Fund would be required to deliver the security, if the Fund does not close the position, such Fund may have to purchase the securities needed to settle the short sale at a higher price than anticipated, which would cause the Fund to lose money. A Fund may not always be able to purchase the securities required to settle a short sale at a particular time or at an attractive price. A Fund may incur increased transaction costs associated with selling TBA securities short. In addition, taking short positions in TBA securities results in a form of leverage, which could increase the volatility of the Fund’s returns.
USE AS AN UNDERLYING FUND RISK. A Fund may be an investment (an “Underlying Fund”) of one or more fund of funds. The term “fund of funds” refers to a fund that pursues its investment objective by investing primarily in other funds. A Fund, as an Underlying Fund, may experience relatively large redemptions or share purchases as the fund of funds periodically reallocates or rebalances its assets. These transactions may cause the Fund to sell securities to meet such redemptions, or to maintain a larger cash position at times it would not otherwise do so, and may as a result increase transaction costs and/or adversely affect Fund performance. In addition, such transactions could increase or decrease the frequency of capital gain recognition and could affect the timing, amount and character of distributions you receive from a Fund.
U.S. GOVERNMENT SECURITIES RISK. Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Securities backed by the U.S. Treasury or the full faith and credit of the United States are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so. In addition, the value of U.S. Government securities may be affected by changes in the credit rating of the U.S. Government. U.S. Government securities are also subject to default risk, which is the risk that the U.S. Treasury will be unable to meet its payment obligations. The maximum potential liability of the issuers of some U.S. Government securities held by a Fund may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future.
VALUATION RISK. The risk that a Fund may value a security at a price different from the price at which it can be sold. This risk may be especially pronounced for investments that trade in low volume or volatile markets or that are valued using a fair value methodology. In addition, the value of the securities in a Fund’s portfolio may change on days when shareholders will not be able to purchase or sell a Fund’s shares. If market conditions make it difficult to value certain investments, a Fund’s valuation designee may value these investments using more subjective methods, such as fair-value methodologies. Investors who purchase or redeem Fund shares on days when the Fund is holding fair-valued securities may receive fewer or more shares, or lower or higher redemption proceeds, than they would have received if the Fund’s valuation designee had not fair-valued the securities or had used a different valuation methodology. The value of foreign securities, certain fixed income securities and currencies, as applicable, may be materially affected by events after the close of the markets on which they are traded, but before a Fund determines its NAV. A Fund’s ability to value its investments in an accurate and timely manner may be affected by technological issues and/or errors by third party service providers, such as pricing services or accounting agents. In particular, errors or system failures and other technological issues may adversely impact a Fund’s calculation of its NAV, and such NAV calculation issues may result in inaccurately calculated net asset values, delays in NAV calculation, and/or the inability to calculate NAV over extended periods. A Fund may be unable to recover any losses associated with such failures.
VALUE INVESTING STYLE RISK. Using a value investing style to select investments involves special risks, particularly if it is used as part of a “contrarian” approach to evaluating issuers. Value investing seeks to identify companies that are priced below their intrinsic or prospective worth. Overlooked or otherwise undervalued securities are subject to a significant risk that they may never attain their potential value. A value stock may decrease in price or may not increase in price as anticipated by a sub-adviser if it continues to be undervalued by the market or the factors that the portfolio manager believes will cause the stock price to increase do not occur. Also, the value investing style may over time go in and out of favor. At times when the value investing style is out of favor, a Fund may underperform other equity funds that use different investing styles.
VOLATILITY RISK. The risk that the value of a Fund’s investments may fluctuate significantly over short periods of time. Volatility may cause a Fund’s net asset value per share, yield and/or total return to experience significant changes in value over short periods of time.
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WARRANTS AND RIGHTS RISK. Warrants are instruments giving holders the right, but not the obligation, to buy equity or fixed income securities of a company at a specific price during a specified period. Rights are similar to warrants but normally have a short life span to expiration. The purchase of rights or warrants involves the risk that a Fund could lose the purchase value of a right or warrant if the right to subscribe to additional shares is not exercised prior to the right’s or warrant’s expiration. Also, the purchase of rights and/or warrants involves the risk that the effective price paid for the right and/or warrant added to the subscription price of the related security may exceed the value of the subscribed security’s market price such as when there is no movement in the level of the underlying security. Buying a warrant does not make the Fund a shareholder of the underlying stock. The warrant holder has no voting or dividend rights with respect to the underlying stock. A warrant does not carry any right to assets of the issuer, and for this reason investment in warrants may be more speculative than other equity-based investments. The market for warrants may be limited and it may be difficult for a Fund to sell a warrant promptly at an advantageous price.
ZERO COUPON SECURITIES RISK. Zero-coupon securities pay no interest prior to their maturity date or another specified date in the future but are issued and traded at a discount to their face value. The discount varies as the securities approach their maturity date (or the date on which interest payments are scheduled to begin). While interest payments are not made on such securities, holders of such securities are deemed to have received income (“phantom income”) annually, notwithstanding that cash may not be received currently. As with other fixed income securities, zero coupon bonds are subject to interest rate and credit risk. Some of these securities may be subject to substantially greater price fluctuations during periods of changing market rates than comparable securities that pay interest currently. Longer term zero coupon bonds have greater interest rate risk than shorter term zero coupon bonds.
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PORTFOLIO TURNOVER
During the fiscal years ended October 31, 2023 and October 31, 2022, the portfolio turnover rate for each Fund was as follows:
Fund	Portfolio Turnover 10/31/2023	Portfolio Turnover 10/31/2022
Balanced Income Fund	57%	60%
Balanced Retirement Fund	20%	52%
Capital Appreciation Fund	62%	82%
Checks and Balances Fund	9%	15%
Climate Opportunities Fund	75%	71%
Conservative Allocation Fund	19%	50%
Core Equity Fund	19%	15%
Dividend and Growth Fund	26%	18%
Dynamic Bond Fund	792%(1)	380%(2)
Emerging Markets Equity Fund	93%	79%
Emerging Markets Local Debt Fund	102%	90%
Equity Income Fund	39%	42%
Floating Rate Fund	46%	53%
Global Impact Fund	34%	31%
Growth Allocation Fund	25%	45%
Growth Opportunities Fund	88%	95%
Healthcare Fund	32%	33%
High Yield Fund	26%	49%
Inflation Plus Fund	35%(3)	57%(3)
International Equity Fund	23%	27%
International Growth Fund	20%	30%
International Opportunities Fund	68%	95%
International Value Fund	25%	32%
Low Duration High Income Fund	58%	70%
MidCap Fund	35%	44%
MidCap Value Fund	84%	85%
Moderate Allocation Fund	22%	50%
Multi-Asset Income Fund	65%(4)	59%(4)
Municipal Opportunities Fund	26%	46%
Municipal Short Duration Fund	24%	29%
Real Asset Fund	171%	206%
Short Duration Fund	27%	22%(5)
Small Cap Growth Fund	53%	42%
Small Cap Value Fund	52%	59%
Small Company Fund	48%	90%
Strategic Income Fund	75%(6)	61%(6)
Sustainable Municipal Bond Fund	31%	37%
Total Return Bond Fund	59%(7)	61%(7)
World Bond Fund	82%(8)	85%(8)
(1)
The portfolio turnover increased significantly in 2023 based on the portfolio management team’s views of the overall market.
(2)
From commencement of operations (June 7, 2022) through October 31, 2022.
(3)
Portfolio turnover excludes TBA roll transactions. Had TBA roll transactions been included, the portfolio turnover rate would have been 93% and 70% for the fiscal years ended October 31, 2023 and October 31, 2022, respectively.
(4)
Portfolio turnover excludes TBA roll transactions. Had TBA roll transactions been included, the portfolio turnover rate would have been 70% and 62% for the fiscal years ended October 31, 2023 and October 31, 2022, respectively.
(5)
Portfolio turnover excludes TBA roll transactions. Had TBA roll transactions been included, the portfolio turnover rate would have been 23% for the fiscal year ended October 31, 2022.
(6)
Portfolio turnover excludes TBA roll transactions. Had TBA roll transactions been included, the portfolio turnover rate would have been 208% and 202% for the fiscal years ended October 31, 2023 and October 31, 2022, respectively.
(7)
Portfolio turnover excludes TBA roll transactions. Had TBA roll transactions been included, the portfolio turnover rate would have been 428% and 446% for the fiscal years ended October 31, 2023 and October 31, 2022, respectively.
(8)
Portfolio turnover excludes TBA roll transactions. Had TBA roll transactions been included, the portfolio turnover rate would have been 100% and 94% for the fiscal years ended October 31, 2023 and October 31, 2022, respectively.
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DISCLOSURE OF PORTFOLIO HOLDINGS
Each Fund will publicly disclose its complete month-end portfolio holdings, which may exclude certain de minimis or short-term investments, on the Funds' website at hartfordfunds.com no earlier than 25 calendar days after the end of each month, except that the Funds of Funds will publicly disclose their complete month-end portfolio holdings of Underlying Funds (and the percentage invested in each) no earlier than 15 calendar days after the end of each month. The Real Asset Fund, which has a wholly owned subsidiary, will publicly disclose its direct holdings and the holdings of its subsidiary (as if held directly) no earlier than 25 calendar days after the end of each month.
Each Fund (other than the Funds of Funds) also will publicly disclose on its website the largest ten holdings by issuer, in the case of equity funds, or largest ten issuers, in the case of fixed income funds, in which it invests (and the percentage invested in each) no earlier than 15 calendar days after the end of each month, except if a Fund is a “balanced fund” or “multi asset” fund (i.e., a fund that invests directly in both equity and fixed income securities), the Fund will publicly disclose its largest ten fixed income issuers/holdings and equity holdings (and the percentage invested in each holding). For purposes of the top ten holdings, the Funds will not include derivative positions. In addition, any Fund may delay posting its holdings or may not post any holdings, if HFMC believes that would be in the best interests of the Fund and its shareholders. The Real Asset Fund will determine its above specified holdings as if the Fund directly held the securities of its subsidiary.
HFMC and HFD and their affiliates may release or authorize others to release portfolio-related information (i.e., portfolio statistics, sector information and portfolio commentary) to third parties; provided however that if the portfolio-related information is deemed to be material in the reasonable judgment of the Funds' Chief Compliance Officer (“CCO”) (or his designee) on the advice and counsel of the Funds' Chief Legal Officer (or his designee), it shall be publicly disclosed prior to disclosure to a third-party.
The Funds may disclose portfolio holdings on a more frequent basis if (1) public disclosure of such holdings is made and both the Funds' CCO and the Funds' Chief Legal Officer approve the disclosure in accordance with the Funds' portfolio holdings disclosure policy; or (2) the nonpublic disclosure is made to a third-party that (i) has been approved by the CCO and at least one other Fund officer, based on a finding that the applicable Fund has a legitimate business purpose for the arrangement or practice and that it is in the interest of Fund shareholders, and (ii) is subject to an agreement with the appropriate confidentiality and/or non-trading provisions as determined by the CCO. This requirement does not apply to portfolio holdings disclosure to the Funds' service providers such as the custodian, transfer agent, sub-transfer agent, administrator, sub-administrator, independent registered public accounting firm, counsel, financial printer, proxy voting agent, lenders, securities lending agent, and other entities that provide systems or software support in connection with Fund operations, including accounting, compliance support and pricing (together, “Service Providers”), provided that the Service Provider is otherwise subject to the duty of confidentiality, imposed by law and/or contract. The portfolio holdings information may be provided to the Service Providers as soon as the information is available.
In addition to Service Providers, a Fund’s investment manager or sub-adviser(s) may disclose the Fund’s portfolio holdings to third-party vendors that provide analytical systems services to the Fund’s investment manager or sub-adviser(s) on behalf of the Fund and to certain third-party industry information vendors, institutional investment consultants, and asset allocation service providers. With respect to each of these entities, portfolio holdings information will be released only in accordance with the Fund’s portfolio holdings disclosure policy.
Nothing contained herein is intended to prevent the disclosure of portfolio holdings or portfolio-related information as may be required by applicable laws and regulations. For example, the Funds or any of their affiliates or service providers may file any report required by applicable law, respond to requests from regulators, and comply with valid subpoenas. From time to time, a Fund may disclose portfolio holdings to other parties to the extent necessary in connection with actual or threatened litigation.
The “Hartford Funds” for purposes of this section consist of Hartford Schroders Private Opportunities Fund and the series of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc. One or more of the Hartford Funds have entered into ongoing arrangements to disclose portfolio holdings to the following entities:
Acadia Soft
Accenture
Brown Brothers Harriman & Co.
Citibank N.A.
Clearwater Analytics
FactSet Research Systems Inc.
Financial Recovery Technologies LLC
Glass, Lewis & Company, LLC
Markit WSO Corporation
MSCI, Inc.
State Street Bank and Trust Company
Seismic Software Inc.
Tri Optima
Wipro
Portfolio holdings are disclosed on a daily basis to Acadia Soft, Accenture, Brown Brothers Harriman & Co., Citibank N.A., Clearwater Analytics, FactSet Research Systems Inc., Financial Recovery Technologies LLC, Glass, Lewis & Company, LLC, Markit WSO Corporation (for certain Hartford Funds), MSCI, Inc., State Street Bank and Trust Company and Tri Optima. Portfolio holdings are disclosed to Seismic Software Inc. on a monthly basis, with lag times of approximately ten business days. Portfolio holdings are
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disclosed to Wipro as needed, with a lag time of one day. When purchasing and selling portfolio securities through broker-dealers, requesting bids on securities, or obtaining price quotations on securities, the Hartford Funds may disclose one or more of their portfolio securities to the party effecting the transaction or providing the information.
Additionally, each Fund, each Fund’s investment manager, each Fund’s distributor (collectively, “Hartford”) or the sub-adviser(s) may provide oral or written information (“portfolio commentary”) about a Fund, including, but not limited to, how the Fund’s investments are divided among (i) various sectors, industries and countries; (ii) value and growth investments and small, mid and large-cap investments; (iii) stocks, bonds, currencies and cash; and, as applicable, (iv) types of bonds, bond maturities, bond coupons and bond credit quality ratings. This portfolio commentary may also include information on factors that contributed to Fund performance, including these relative weightings. Hartford or the sub-adviser(s) may also provide oral or written information (“statistical information”) about various financial characteristics of a Fund or its underlying portfolio securities including, but not limited to, beta, duration, maturity, Sharpe ratio, earnings growth, payout ratio, price/book value, projected earnings growth, return on equity, tracking error, weighted average quality, market capitalization, percent debt to equity, dividend yield or growth, default rate, portfolio turnover, risk and style characteristics or other similar information. This portfolio commentary and statistical information about a Fund may be based on the Fund’s most recent quarter-end portfolio, month-end or on some other interim period. Portfolio commentary and statistical information may be available on the Hartford Funds’ website or may be provided to members of the press, financial intermediaries, fiduciaries of a 401(k) plan or a trust and their advisers, institutional investment consultants or current or potential shareholders in a Fund or their representatives. The content and nature of the information provided to each of these persons may differ.
In no event will Hartford or the sub-adviser(s) or any affiliate thereof be permitted to receive compensation or other consideration in connection with the disclosure of Fund portfolio holdings. The CCO is responsible for addressing conflicts of interest between the interests of Fund shareholders, on the one hand, and the interests of the Funds' investment manager, investment sub-adviser(s), principal underwriter, or any affiliated person of a Fund, its investment manager, investment sub-adviser(s), or its principal underwriter, on the other. Every violation of the portfolio holdings disclosure policy must be reported to the Funds' CCO. The CCO is responsible for maintaining records under the policy and will provide periodic reporting to the Board.
The Investment Manager and sub-adviser(s) may serve as the investment adviser and sub-adviser(s), respectively, to one or more exchange traded funds (ETFs) and separate accounts that have the same or substantially similar investment strategies as one or more of the Funds. These separate accounts are not subject to the Funds' portfolio holdings disclosure policy, and the ETFs are not subject to the same portfolio holdings disclosure restrictions as the other Hartford Funds. The portfolio holdings of Hartford Funds’ actively managed ETFs (other than any active semi-transparent ETF) will be made publicly available on a daily basis. It is possible that a person could trade ahead of or against a Fund based on this information, which could negatively impact the Funds' execution of purchase and sale transactions. In addition, the sub-adviser(s) may manage certain accounts and/or funds that are not part of the Hartford Funds family in a style substantially similar to that of a Fund. These accounts and/or funds are not subject to the Funds' portfolio holdings disclosure policy. The Investment Manager also may receive compensation for providing one or more model portfolios to third-party sponsors of separately managed account programs. Where a model portfolio and a Fund both employ similar investment strategies, the composition of the model portfolio may be similar to that of the Fund.
FUND MANAGEMENT
The Board of Directors and officers of the Companies, their business addresses, principal occupations for at least the past five years and years of birth are listed in the tables below. Each Company’s Board of Directors (i) provides broad supervision over the affairs of the Company and the Funds and (ii) elects officers who are responsible for the day-to-day operations of the Funds and the execution of policies formulated by the Boards. The first table below provides information about those directors who are deemed not to be “interested persons” of the Companies, as that term is defined in the 1940 Act (i.e., “non-interested directors”), and the second table below provides information about the Companies' “interested” director and the Companies' officers.
76

NON-INTERESTED DIRECTORS
NAME, YEAR OF BIRTH AND ADDRESS*	POSITION HELD WITH EACH COMPANY	TERM OF OFFICE** AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX*** OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS FOR PUBLIC COMPANIES AND OTHER REGISTERED INVESTMENT COMPANIES HELD BY DIRECTOR
HILARY E. ACKERMANN (1956)	Director	Since 2014	Ms. Ackermann served as Chief Risk Officer at Goldman Sachs Bank USA from October 2008 to November 2011.	83
Ms. Ackermann
served as a
Director of Dynegy,
Inc. from October
2012 until its
acquisition by
Vistra Energy
Corporation
(“Vistra”) in 2018,
and since that time
she has served as
a Director of Vistra.
Ms. Ackermann
served as a
Director of Credit
Suisse Holdings
(USA), Inc. from
January 2017 to
December 2022.

ROBIN C. BEERY (1967)	Director	Since 2017	Ms. Beery has served as a consultant to ArrowMark Partners (an alternative asset manager) since March of 2015 and since November 2018 has been employed by ArrowMark Partners as a Senior Advisor. Previously, she was Executive Vice President, Head of Distribution, for Janus Capital Group, and Chief Executive Officer and President of the Janus Mutual Funds (a global asset manager) from September 2009 to August 2014.	83
Ms. Beery serves
as an independent
Director of UMB
Financial
Corporation
(January 2015 to
present), has
chaired the
Compensation
Committee since
April 2017, and
has been a
member of the
Compensation
Committee and the
Risk Committee
since January
2015.

DERRICK D. CEPHAS (1952)	Director	Since 2020	Mr. Cephas currently serves as Of Counsel to Squire Patton Boggs LLP, an international law firm with 45 offices in 20 countries. Until his retirement in October 2020, Mr. Cephas was a Partner of Weil, Gotshal & Manges LLP, an international law firm headquartered in New York, where he served as the Head of the Financial Institutions Practice (April 2011 to October 2020).	83	Mr. Cephas currently serves as a Director of Claros Mortgage Trust, Inc., a real estate investment trust and is a member of the Compensation Committee and the Nominating and Governance Committee.
77

NAME, YEAR OF BIRTH AND ADDRESS*	POSITION HELD WITH EACH COMPANY	TERM OF OFFICE** AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX*** OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS FOR PUBLIC COMPANIES AND OTHER REGISTERED INVESTMENT COMPANIES HELD BY DIRECTOR
CHRISTINE R. DETRICK (1958)	Director and Chair of the Board	Director since 2016; Chair of the Board since 2021	From 2002 until 2012, Ms. Detrick was a Senior Partner, Leader of the Financial Services Practice, and a Senior Advisor at Bain & Company (“Bain”). Before joining Bain, she served in various senior management roles for other financial services firms and was a consultant at McKinsey and Company.	83
Ms. Detrick
currently serves as
a Director of
Charles River
Associates (May
2020 to present);
currently serves as
a Director of
Capital One
Financial
Corporation (since
November 2021);
and currently
serves as a
Director and Chair
of Altus Power, Inc.
(since December
2021).

JOHN J. GAUTHIER (1961)	Director	Since 2022	Mr. Gauthier currently is the Principal Owner of JJG Advisory, LLC, an investment consulting firm, and Co- Founder and Principal Owner of Talcott Capital Partners (a placement agent for investment managers serving insurance companies). From 2008 to 2018, Mr. Gauthier served as a Senior Vice President (2008- 2010), Executive Vice President (2010-2012), and President (2012-2018) of Allied World Assurance, LTD, AG (a global provider of property, casualty and specialty insurance and reinsurance solutions).	83
Mr. Gauthier
serves as a
Director of
Reinsurance Group
of America, Inc.
(from 2018 to
present); currently
serves as a
Director of
Hamilton Insurance
Group, Ltd.
(October 2023 to
present); and
chairs the
Investment
Committee and is
a member of the
Audit and Risk
Committees.

ANDREW A. JOHNSON (1962)	Director	Since 2020	Mr. Johnson currently serves as a Diversity and Inclusion Advisor at Neuberger Berman, a private, global investment management firm. Prior to his current role, Mr. Johnson served as Chief Investment Officer and Head of Global Investment Grade Fixed Income at Neuberger Berman (January 2009 to December 2018).	83	Mr. Johnson currently serves as a Director of AGNC Investment Corp., a real estate investment trust.
PAUL L. ROSENBERG (1953)	Director	Since 2020	Mr. Rosenberg is a Partner of The Bridgespan Group, a global nonprofit consulting firm that is a social impact advisor to nonprofits, non-governmental organizations, philanthropists and institutional investors (October 2007 to present).	83	None
78

NAME, YEAR OF BIRTH AND ADDRESS*	POSITION HELD WITH EACH COMPANY	TERM OF OFFICE** AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX*** OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS FOR PUBLIC COMPANIES AND OTHER REGISTERED INVESTMENT COMPANIES HELD BY DIRECTOR
DAVID SUNG (1953)	Director	Since 2017	Mr. Sung was a Partner at Ernst & Young LLP from October 1995 to July 2014.	83	Mr. Sung serves as a Trustee of Ironwood Institutional Multi- Strategy Fund, LLC and Ironwood Multi-Strategy Fund, LLC (October 2015 to present).
*
The address for each Director is c/o Hartford Funds 690 Lee Road, Wayne, Pennsylvania 19087.
**
Term of Office: Each Director holds an indefinite term until his or her retirement, resignation, removal, or death. Directors generally must retire no later than December 31 of the year in which the Director turns 75 years of age.
***
The portfolios of the “Fund Complex” are the Hartford Schroders Private Opportunities Fund and the operational series of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., Hartford HLS Series Fund II, Inc., Lattice Strategies Trust, and Hartford Funds Exchange-Traded Trust.
OFFICERS AND INTERESTED DIRECTOR
NAME, YEAR OF BIRTH AND ADDRESS*	POSITION HELD WITH EACH COMPANY	TERM OF OFFICE** AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX*** OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR
JAMES E. DAVEY**** (1964)	Director, President and Chief Executive Officer	President and Chief Executive Officer since 2010; Director since 2012
Mr. Davey serves as Executive Vice President of The
Hartford Financial Services Group, Inc. Mr. Davey has
served in various positions within The Hartford and its
subsidiaries and joined The Hartford in 2002.
Additionally, Mr. Davey serves as Director, Chairman,
President, and Senior Managing Director for Hartford
Funds Management Group, Inc. ("HFMG"). Mr. Davey
also serves as President, Manager, Chairman of the
Board, and Senior Managing Director for Hartford
Funds Management Company, LLC (“HFMC”);
Manager, Chairman of the Board, and President of
Lattice Strategies LLC (“Lattice”); Chairman of the
Board, Manager, and Senior Managing Director of
Hartford Funds Distributors, LLC (“HFD”); and
Chairman of the Board, President and Senior
Managing Director of Hartford Administrative Services
Company (“HASCO”), each of which is an affiliate of
HFMG.
				83	None
AMY N. FURLONG (1979)	Vice President	Since 2018
Ms. Furlong serves as Vice President and Assistant
Treasurer of HFMC (since September 2019). From
2018 through March 15, 2021, Ms. Furlong served as
the Treasurer of each Company and resumed her
position as Treasurer from January 9, 2023 through
September 10, 2023. Ms. Furlong has served in
various positions within The Hartford and its
subsidiaries in connection with the operation of the
Hartford Funds. Ms. Furlong joined The Hartford in
2004.
				N/A	N/A
79

NAME, YEAR OF BIRTH AND ADDRESS*	POSITION HELD WITH EACH COMPANY	TERM OF OFFICE** AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX*** OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR
WALTER F. GARGER (1965)	Vice President and Chief Legal Officer	Since 2016
Mr. Garger serves as Secretary, Managing Director
and General Counsel of HFMG, HFMC, HFD, and
HASCO (since 2013). Mr. Garger also serves as
Secretary and General Counsel of Lattice (since July
2016). Mr. Garger has served in various positions
within The Hartford and its subsidiaries in connection
with the operation of the Hartford Funds. Mr. Garger
joined The Hartford in 1995.
				N/A	N/A
THEODORE J. LUCAS (1966)	Vice President	Since 2017
Mr. Lucas serves as Executive Vice President of
HFMG (since July 2016) and as Executive Vice
President of Lattice (since June 2017). Previously, Mr.
Lucas served as Managing Partner of Lattice (2003 to
2016).
				N/A	N/A
JOSEPH G. MELCHER (1973)	Vice President, Chief Compliance Officer and AML Compliance Officer	Vice President and Chief Compliance Officer since 2013; AML Compliance Officer since August 1, 2022
Mr. Melcher serves as Executive Vice President of
HFMG and HASCO (since December 2013). Mr.
Melcher also serves as Executive Vice President
(since December 2013) and Chief Compliance Officer
(since December 2012) of HFMC, serves as Executive
Vice President and Chief Compliance Officer of Lattice
(since July 2016), serves as Executive Vice President
of HFD (since December 2013), and has served as
President and Chief Executive Officer of HFD (from
April 2018 to June 2019).
				N/A	N/A
VERNON J. MEYER (1964)	Vice President	Since 2006
Mr. Meyer serves as Managing Director and Chief
Investment Officer of HFMC and Managing Director of
HFMG (since 2013). Mr. Meyer also serves as Senior
Vice President-Investments of Lattice (since March
2019). Mr. Meyer has served in various positions
within The Hartford and its subsidiaries in connection
with the operation of the Hartford Funds. Mr. Meyer
joined The Hartford in 2004.
				N/A	N/A
ALICE A. PELLEGRINO (1960)	Vice President and Assistant Secretary	Since 2016
Ms. Pellegrino is Deputy General Counsel for HFMG
(since April 2022) and currently serves as Vice
President of HFMG (since December 2013). Ms.
Pellegrino also serves as Vice President and
Assistant Secretary of Lattice (since June 2017). Ms.
Pellegrino has served in various positions within The
Hartford and its subsidiaries in connection with the
operation of the Hartford Funds. Ms. Pellegrino joined
The Hartford in 2007.
				N/A	N/A
ANKIT PURI (1984)	Vice President and Treasurer	Effective September 11, 2023
Effective September 11, 2023, Mr. Puri serves as
Vice President and Treasurer of each Company. Prior
to joining HFMC in 2023, Mr. Puri was a Fund
Accounting Director, Investment Management
Services, at SEI Investments (July 2021 through
August 2023), an Associate Director, Fund Accounting
Policy at The Vanguard Group (September 2020 to
June 2021), and served in various positions at Ernst
& Young LLP (October 2014 through September
2020).
				N/A	N/A
80

NAME, YEAR OF BIRTH AND ADDRESS*	POSITION HELD WITH EACH COMPANY	TERM OF OFFICE** AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX*** OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR
THOMAS R. PHILLIPS (1960)	Vice President and Secretary	Since 2017
Mr. Phillips is Deputy General Counsel for HFMG and
currently serves as a Senior Vice President (since
June 2021) and Assistant Secretary (since June
2017) for HFMG. Mr. Phillips also serves as Vice
President of HFMC (since June 2021). Prior to joining
HFMG in 2017, Mr. Phillips was a Director and Chief
Legal Officer of Saturna Capital Corporation from
2014–2016. Prior to that, Mr. Phillips was a Partner
and Deputy General Counsel of Lord, Abbett & Co.
LLC.
				N/A	N/A
*
The address for each officer and Director is c/o Hartford Funds 690 Lee Road, Wayne, Pennsylvania 19087.
**
Term of Office: Each Director holds an indefinite term until the Director’s retirement, which must be no later than December 31 of the year in which the Director turns 75 years of age, or the Director’s resignation, removal, or death prior to the Director’s retirement. Each Fund officer generally serves until his or her resignation, removal, or death.
***
The portfolios of the “Fund Complex” are the Hartford Schroders Private Opportunities Fund and the operational series of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., Hartford HLS Series Fund II, Inc., Lattice Strategies Trust, and Hartford Funds Exchange-Traded Trust.
****
“Interested person,” as defined in the 1940 Act, of each Company because of the person’s affiliation with, or equity ownership of, HFMC, HFD or affiliated companies.
All directors and officers of The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc. also hold corresponding positions with Hartford Series Fund, Inc., Hartford HLS Series Fund II, Inc., Hartford Funds Exchange-Traded Trust, Lattice Strategies Trust, and Hartford Schroders Private Opportunities Fund.
BOARD OF DIRECTORS. Each Company has a Board of Directors. The Boards are responsible for oversight of the Funds. The same directors serve on the Board of each Company. The Board elects officers who are responsible for the day-to-day operations of the Funds. The Board oversees the Investment Manager and the other principal service providers of the Funds. As described in more detail below, the Board has established five standing committees that assist the Board in fulfilling its oversight responsibilities: the Audit Committee, Compliance and Risk Oversight Committee, Contracts Committee, Investment Committee and Nominating and Governance Committee (collectively, the “Committees”).
The Board is chaired by an Independent Director (as defined below). The Independent Chair (i) presides at Board meetings and participates in the preparation of agendas for the meetings, (ii) acts as a liaison with the Funds' officers, Investment Manager and other directors between meetings and (iii) coordinates Board activities and functions with the Chair of the Committees. The Independent Chair may also perform such other functions as may be requested by the Board from time to time. The Board has determined that the Board’s leadership and committee structure is appropriate because it provides a foundation for the Board to work effectively with management and service providers and facilitates the exercise of the Board’s independent judgment. In addition, the committee structure permits an efficient allocation of responsibility among the Directors.
The Board oversees risk as part of its general oversight of the Funds and risk is addressed as part of various Board and Committee activities. The Funds are subject to a number of risks, including investment, compliance, financial, operational and valuation risks. The Funds' service providers, which are responsible for the day-to-day operations of the Funds, apply risk management in conducting their activities. The Board recognizes that it is not possible to identify all of the risks that may affect the Funds, and that it is not possible to develop processes and controls to eliminate all risks and their possible effects. The Audit Committee, Compliance and Risk Oversight Committee, and Investment Committee receive reports or other information from management regarding risk assessment and management. In addition, the Investment Manager has established an internal committee focused on risk assessment and risk management related to the operations of the Funds and the Investment Manager, and the Chair of that committee reports to the Compliance and Risk Oversight Committee on a semi-annual basis (or more frequently if appropriate). The Compliance and Risk Oversight Committee assists the Board in overseeing the activities of the Funds' Chief Compliance Officer (“CCO”), and the CCO provides an annual report to the Compliance and Risk Oversight Committee and the Board regarding material compliance matters. The Compliance and Risk Oversight Committee and the Board receive and consider other reports from the CCO throughout the year. The Investment Committee assists the Board in overseeing investment matters. The Investment Committee receives reports from the Investment Manager relating to investment performance, including information regarding investment risk. The Audit Committee assists the Board in reviewing financial matters, including matters relating to financial reporting risks and valuation risks. The Board may, at any time and in its discretion, change the manner in which it conducts its risk oversight role.
81

STANDING COMMITTEES. Each Board of Directors has established an Audit Committee, a Compliance and Risk Oversight Committee, a Contracts Committee, an Investment Committee and a Nominating and Governance Committee. The Companies do not have standing compensation committees. However, each Nominating and Governance Committee is responsible for making recommendations to the applicable Board regarding the compensation of the non-interested members of the Board. Each Board has adopted written charters for the Audit Committee, the Compliance and Risk Oversight Committee, the Investment Committee and the Nominating and Governance Committee.
Each Audit Committee currently consists of the following non-interested directors: Hilary E. Ackermann, Derrick D. Cephas, Paul L. Rosenberg, and David Sung. Each Audit Committee (i) oversees the Funds' accounting and financial reporting policies and practices, their internal controls and, as appropriate, the internal controls of certain service providers; (ii) assists the applicable Board of Directors in its oversight of the qualifications, independence and performance of the Funds' independent registered public accounting firm; the quality, objectivity and integrity of the Funds' financial statements and the independent audit thereof; and the performance of the Funds' internal audit function; and (iii) acts as a liaison between the Funds' independent registered public accounting firm and the respective full board. The Funds' independent registered public accounting firm reports directly to each Audit Committee, and each Audit Committee regularly reports to its applicable Board of Directors.
Management is responsible for maintaining appropriate systems for accounting. Each Company's independent registered public accounting firm is responsible for conducting a proper audit of the Company's financial statements and is ultimately accountable to the applicable Audit Committee. The Audit Committees have the ultimate authority and responsibility to select (subject to approval by the non-interested directors and ratification by the Company shareholders, as required) and evaluate the applicable Company's independent registered public accounting firm, to determine the compensation of the Company's independent registered public accounting firm and, when appropriate, to replace the Company's independent registered public accounting firm.
Each Compliance and Risk Oversight Committee currently consists of Hilary E. Ackermann, Derrick D. Cephas, Paul L. Rosenberg, and David Sung. Each Compliance and Risk Oversight Committee assists the applicable Board in its oversight of the adoption and implementation of compliance and enterprise risk management policies and procedures.
Each Contracts Committee currently consists of all non-interested directors of the Funds: Hilary E. Ackermann; Robin C. Beery; Derrick D. Cephas; Christine R. Detrick; John J. Gauthier; Andrew A. Johnson; Paul L. Rosenberg; and David Sung. Each Contracts Committee assists the applicable Board in its consideration and review of fund contracts and the consideration of strategy-related matters.
Each Investment Committee currently consists of Robin C. Beery, John J. Gauthier, and Andrew A. Johnson. Each Investment Committee assists the applicable Board in its oversight of the Funds' investment performance and related matters.
Each Nominating and Governance Committee currently consists of all non-interested directors of the Funds: Hilary E. Ackermann; Robin C. Beery; Derrick D. Cephas; Christine R. Detrick; John J. Gauthier; Andrew A. Johnson; Paul L. Rosenberg; and David Sung. Each Nominating and Governance Committee: (i) screens and selects candidates to the applicable Board of Directors and (ii) periodically reviews and evaluates the compensation of the non-interested directors and makes recommendations to the Board of Directors regarding the compensation of, and expense reimbursement policies with respect to, non-interested directors. Each Nominating and Governance Committee is also authorized to consider and make recommendations to the Board regarding governance policies, including, but not limited to, any retirement policy for non-interested directors. Each Nominating and Governance Committee will consider nominees recommended by shareholders for non-interested director positions if a vacancy among the non-interested directors occurs and if the nominee meets the Committee’s criteria.
During the fiscal year ended October 31, 2023, the above referenced committees (or sub-committee thereof) met the following number of times: Audit Committee — 4 times, Investment Committee — 5 times, Nominating and Governance Committee — 4 times, Contracts Committee — 1 time and Compliance and Risk Oversight Committee — 4 times.
DIRECTOR QUALIFICATIONS. The governing documents for the Companies do not set forth any specific qualifications to serve as a Director. The Charter for the Nominating and Governance Committee sets forth criteria that the Committee should consider as minimum requirements for consideration as an independent director, including: 15 years of business or academic experience in a management, administrative or other oversight capacity; a college degree or business experience equivalent to a college degree; an ability to invest in the Funds; a person of high ethical standards; and a person able to think through and discuss complicated regulatory and financial issues and arrive at reasonable decisions on these issues on behalf of Fund shareholders.
Each Board has concluded that, based on each director’s experience, qualifications, attributes and/or skills, on an individual basis and in combination with those of other directors, each director is qualified to serve as a director for the Funds. Among the attributes and skills common to all directors are the ability to review, evaluate and discuss information and proposals provided to them regarding the Funds, the ability to interact effectively with management and service providers, and the ability to exercise independent business judgment. Where applicable, the Boards have considered the actual service of each director in concluding that the director should continue to serve. Each director’s ability to perform his or her duties effectively has been attained through
82

the director’s education and work experience, as well as service as a director for the Funds and/or other entities. Set forth below is a brief description of the specific experience of each director. Additional details regarding the background of each director is included in the chart earlier in this section.
Hilary E. Ackermann. Ms. Ackermann has served as a director of the Companies since September 2014. She has served as Chair of the Compliance and Risk Oversight Committee since 2016. Ms. Ackermann has over 25 years of credit, financial and risk management experience, including serving as the chief risk officer at a New York-chartered bank.
Robin C. Beery. Ms. Beery has served as a director of the Companies since 2017. She has served as Chair of the Nominating and Governance Committee since January 1, 2021. Ms. Beery is an experienced business executive with over 30 years of experience in the financial services industry, including extensive experience as a senior executive overseeing the global distribution of mutual funds and institutional strategies for a large investment adviser and investor relations for a private credit investment management firm.
Derrick D. Cephas. Mr. Cephas has more than forty years of experience as an attorney practicing in the banking, corporate, and financial services industries. He currently is Of Counsel of an international law firm and was a partner in several New York based law firms. He also serves as a director of a real estate investment trust. Mr. Cephas previously served in senior executive roles in state banking and other government agencies and served as the chief executive officer of one of the largest privately owned banks in the U.S.
Christine R. Detrick. Ms. Detrick has served as a director of the Companies since 2016. She has served as Chair of the Board and the Contracts Committee since November 2021. She previously served as Chair of the Investment Committee from August 2019 until November 2021. Ms. Detrick has over 30 years of experience leading and advising financial services companies and investors. She previously served as a director, head of the Americas financial services practice and senior advisor at a management consulting firm, and as the chief executive officer of a private savings bank.
John J. Gauthier. Mr. Gauthier has served as a director of the Companies since January 2022 and is a member of the Board’s Investment Committee. Mr. Gauthier is an investment senior executive with 30 years of experience overseeing investment portfolios for insurance companies and has served as a chief investment officer and in chief executive officer positions. Mr. Gauthier also is the principal owner of an investment consulting firm and a principal owner of an investment manager placement agency, each of which serves clients in the insurance industry.
Andrew A. Johnson. Mr. Johnson has served as Chair of the Investment Committee since November 2021. Mr. Johnson has over 30 years of experience as an investment professional responsible for a range of fixed-income and multi-asset class products. He currently serves as a diversity and inclusion advisor at a global investment management firm. In his previous roles, Mr. Johnson served as a chief investment officer, senior executive and portfolio manager.
Paul L. Rosenberg. Mr. Rosenberg has over 40 years of experience as a senior executive, strategy consultant, and senior official serving in the U.S. government. He currently is a partner of a non-profit strategy consulting firm. Mr. Rosenberg was previously a partner of a premier for-profit strategy consulting firm.
David Sung. Mr. Sung has served as a director of the Companies since 2017. He has served as Chair of the Audit Committee since November 2019. Mr. Sung is an experienced financial services and auditing professional with over 37 years of experience serving clients in the investment management business.
James E. Davey. Mr. Davey has served as a director of the Companies since 2012 and President and Chief Executive Officer of the Companies since 2010. Mr. Davey joined The Hartford Financial Services Group, Inc. (“The Hartford”) in 2002 and has served in various positions within The Hartford and its subsidiaries. Prior to joining The Hartford, Mr. Davey served in various management roles at Merrill Lynch, including director of 401(k) alliance management and director of corporate and institutional 401(k) product management, overseeing product profitability and marketing strategy. Mr. Davey has served on the Board of Governors for the Investment Company Institute (ICI).
OWNERSHIP OF FUND SHARES. The following table discloses the dollar range of equity securities beneficially owned by each director as of December 31, 2023 (i) in each Fund and (ii) on an aggregate basis in any registered investment companies overseen by the director within the same family of investment companies.
NON-INTERESTED DIRECTORS
NAME OF DIRECTOR	FUNDS	DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND	AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL REGISTERED INVESTMENT COMPANIES OVERSEEN BY DIRECTOR IN FAMILY OF INVESTMENT COMPANIES
Hilary E. Ackermann	None	None	Over $100,000

Robin C. Beery	Core Equity Fund	$10,001-$50,000	Over $100,000
	International Value Fund	Over $100,000
83

NAME OF DIRECTOR	FUNDS	DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND	AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL REGISTERED INVESTMENT COMPANIES OVERSEEN BY DIRECTOR IN FAMILY OF INVESTMENT COMPANIES
	MidCap Fund	$10,001-$50,000

Derrick D. Cephas	None	None	None

Christine R. Detrick	Core Equity Fund	Over $100,000	Over $100,000
	Global Impact Fund	Over $100,000
	MidCap Fund	Over $100,000

John J. Gauthier	Dynamic Bond Fund	Over $100,000	Over $100,000
	Low Duration High Income Fund	Over $100,000

Andrew A. Johnson	None	None	None

Paul L. Rosenberg	Equity Income Fund	$10,001-$50,000	$10,001-$50,000

David Sung	None	None	None
INTERESTED DIRECTOR
NAME OF DIRECTOR	FUNDS	DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND	AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL REGISTERED INVESTMENT COMPANIES OVERSEEN BY DIRECTOR IN FAMILY OF INVESTMENT COMPANIES
James E. Davey	Climate Opportunities Fund	Over $100,000	Over $100,000
	Core Equity Fund	Over $100,000
	Global Impact Fund	$50,001-$100,000
	International Opportunities Fund	$10,001-$50,000
	MidCap Fund	$50,001-$100,000
COMPENSATION OF OFFICERS AND DIRECTORS. The Funds pay a portion of the chief compliance officer’s compensation, but otherwise do not pay salaries or compensation to any of their officers or directors who are employed by Hartford Funds or its affiliates. The chart below sets forth the compensation paid by each Company to the following directors for the fiscal year ended October 31, 2023.
NAME OF PERSON, POSITION	AGGREGATE COMPENSATION FROM THE HARTFORD MUTUAL FUNDS, INC.	AGGREGATE COMPENSATION FROM THE HARTFORD MUTUAL FUNDS II, INC.	PENSION OR RETIREMENT BENEFITS ACCRUED AS PART OF FUND EXPENSES	ESTIMATED ANNUAL BENEFITS UPON RETIREMENT	TOTAL COMPENSATION FROM THE FUND COMPLEX PAID TO DIRECTORS
Hilary E. Ackermann, Director	$242,749	$54,522	$0	$0	$361,292
Robin C. Beery, Director	$242,749	$54,522	$0	$0	$361,292
Derrick D. Cephas, Director	$209,653	$47,116	$0	$0	$312,292
Christine R. Detrick, Director	$347,368	$78,029	$0	$0	$516,292
John J. Gauthier, Director	$212,375	$47,698	$0	$0	$316,292
Andrew A. Johnson, Director	$242,749	$54,522	$0	$0	$361,292
Paul L. Rosenberg, Director	$212,375	$47,698	$0	$0	$316,292
David Sung, Director	$242,749	$54,522	$0	$0	$361,292
The sales load for Class A shares of the Funds is waived for present and former officers, directors and employees of the Companies, HFMC, The Hartford, a sub-adviser, the transfer agent and their affiliates. Such waiver is designed to provide an incentive for individuals that are involved and affiliated with the Funds and their operations to invest in the Funds. Present and former officers, directors and employees of the Companies, HFMC, The Hartford, a sub-adviser, the transfer agent and their affiliates are also permitted to purchase Class I shares of the Funds.
Each Company’s Articles of Incorporation provide that the Company to the full extent permitted by Maryland General Corporate Law and the federal securities laws shall indemnify the directors and officers of the Company. The Articles of Incorporation do not authorize the Companies to indemnify any director or officer against any liability to which he or she would otherwise be subject by reason of or for willful misfeasance, bad faith, gross negligence or reckless disregard of such person’s duties.
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CONTROL PERSONS AND PRINCIPAL SECURITY HOLDERS
Information about the ownership of each class of each Fund’s shares by beneficial or record owners of the Fund and ownership of Fund shares by directors and officers as a group is found in Appendix C.
INVESTMENT MANAGEMENT ARRANGEMENTS
Each Company, on behalf of its respective Funds, has entered into an investment management agreement with HFMC. HFMC, whose principal business address is 690 Lee Road, Wayne, Pennsylvania 19087, was organized in 2012. Each investment management agreement provides that HFMC, subject to the supervision and approval of the applicable Company’s Board of Directors, is responsible for the management of each Fund. In addition, HFMC or its affiliate(s) provides administrative services to both Companies and their Funds, including personnel, services, equipment and facilities and office space for proper operation of the Companies and the Funds. Although HFMC, or its affiliates, have agreed to arrange for the provision of additional services necessary for the proper operation of the Companies, each Fund pays for these services directly. HFMC administers the business and affairs of each Fund. With respect to each Fund, HFMC may retain and compensate sub-advisers that invest and reinvest the assets of the Fund pursuant to sub-advisory agreements with HFMC. In this regard, HFMC will, whether directly or through engagement of sub-advisers, regularly provide each Fund with research, advice and supervision, and will furnish continuously an investment program for each Fund consistent with the investment objectives and policies of the Fund. HFMC shall also monitor, supervise and oversee any sub-adviser. Among other services, HFMC: (i) provides and, as necessary, re-evaluates and updates the investment objectives and parameters, asset classes, and risk profiles of the Funds; (ii) determines, as permitted through the engagement of sub-advisers as the case may be, what securities and other financial instruments should be purchased for the Funds and the portion of the Funds' portfolios to be held in cash; (iii) monitors the Funds' performance and examines and recommends ways to improve performance; (iv) meets with and monitors sub-advisers to confirm their compliance with the Funds' investment strategies and policies and for their adherence to legal and compliance procedures; (v) researches and recommends sub-advisers or portfolio managers for the Funds; and (vi) reports to the Board on the performance of each Fund and recommends action as appropriate.
Among other services, HFMC: (i) assists in all aspects of the Funds' operations, including the supervision and coordination of service providers (e.g., the custodian, transfer agent or other shareholder servicing agents, accountants, and attorneys), and serves as the liaison between such service providers and the Board; (ii) drafts and negotiates agreements between service providers and the applicable Company; (iii) prepares meeting materials for each Company's Board and produces such other materials as the Board may request; (iv) coordinates and oversees filings with the SEC; (v) develops and implements compliance programs for the Funds; (vi) provides day-to-day legal and regulatory support for the Funds; (vii) assists the Funds in the handling of regulatory examinations; and (viii) makes reports to the Board regarding the performance of the Funds' investment adviser.
With respect to each Fund, except the Funds of Funds, HFMC has entered into an investment sub-advisory agreement with Wellington Management. Wellington Management is a Delaware limited liability partnership with principal offices at 280 Congress Street, Boston, Massachusetts 02210. With respect to the Climate Opportunities Fund, HFMC has also entered into an investment sub-advisory agreement with SIMNA and SIMNA has entered into a sub-sub-advisory agreement with SIMNA Ltd. SIMNA’s address is 7 Bryant Park, New York, New York 10018. SIMNA Ltd.’s address is 1 London Wall Place, London EC2Y 5AU. HFMC does not employ the services of a sub-adviser in its management of the Funds of Funds and it administers the asset allocation program for these Funds.
Each sub-adviser, subject to the general supervision of the applicable Company’s Board of Directors and HFMC, is responsible for (among other things) the investment and reinvestment of the assets of the Fund(s) allocated to it by HFMC and furnishing such Fund with advice and recommendations with respect to investments and the purchase and sale of appropriate securities for such Fund.
Pursuant to the investment management agreements, HFMC is not liable to the Funds or their shareholders for an error of judgment or mistake of law or for a loss suffered by the Funds in connection with the matters to which its agreements relate, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of HFMC in the performance of its duties or from its reckless disregard of the obligations and duties under the applicable agreement.
Pursuant to the investment sub-advisory agreements with Wellington Management, Wellington Management must discharge its duties under the sub-advisory agreement with the care, skill, prudence and diligence under the circumstances then prevailing that a prudent investment professional acting in a similar capacity and familiar with such matters would use. Unless Wellington Management breaches this standard of care or under applicable law, Wellington Management is not liable to either Company, any Fund, HFMC or its affiliates for any of its acts or omissions, or any acts or omissions of any other person or entity, in the course of or connected with Wellington Management performing its obligations under the sub-advisory agreement. If Wellington Management breaches this standard of care or under applicable law, Wellington Management is responsible for indemnifying and holding harmless HFMC and its affiliates from all claims, losses, expenses, obligations and liabilities (including reasonable attorney’s fees) resulting from: (1) Wellington Management causing a Fund to be in material violation of any applicable federal or state law, rule or regulation or in violation of any investment policy set forth in such Fund’s current registration statement; (2) any untrue statement of a material fact contained in the registration statement or certain other materials or the omission to state therein a material fact
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known to Wellington Management that was required to be stated therein or necessary to make the statements therein not misleading, if the statement or omission was made in reliance upon information provided by Wellington Management in writing for use in such materials; (3) a material breach of the investment sub-advisory agreement; or (4) any willful misfeasance, bad faith, negligence or reckless disregard on the part of Wellington Management in the performance of its duties and obligations under the investment sub-advisory agreement (except to the extent that the loss results from HFMC’s or a Company’s willful misfeasance, bad faith, negligence, or reckless disregard in the performance of their respective duties and obligations under the sub-advisory agreements or the applicable investment management agreement).
Pursuant to the investment sub-advisory agreement with SIMNA and the sub-sub-advisory agreement with SIMNA Ltd., SIMNA and SIMNA Ltd. shall not be liable for any error of judgment or mistake of law or for any loss suffered by The Hartford Mutual Funds, Inc., HFMC, or the Climate Opportunities Fund in connection with the matters to which each agreement relates. The sub-advisory agreement with SIMNA specifies that such liability standard set forth in the preceding sentence will not apply to a loss resulting from SIMNA’s willful misfeasance, bad faith or negligence in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations under the sub-advisory agreement. Likewise, the sub-sub-advisory agreement specifies that such liability standard will not apply to a loss resulting from SIMNA Ltd.’s willful misfeasance, bad faith or gross negligence in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations under the sub-sub-advisory agreement.
As provided by the investment management agreements, each Fund pays HFMC an investment management fee (except Checks and Balances Fund, which pays no management fee) that is accrued daily and paid monthly, equal on an annual basis to a stated percentage of each Fund’s average daily net assets. With respect to each of the Funds for which a sub-adviser is engaged, HFMC (not any Fund) pays the sub-advisory fees to the sub-adviser(s). With respect to Climate Opportunities Fund, SIMNA, and not the Funds or HFMC, pays the sub-sub-advisory fees to SIMNA Ltd.
MANAGEMENT FEES
Each Fund pays a monthly management fee to HFMC based on a stated percentage of the Fund’s average daily net asset value. As of March 1, 2024, the rates are as follows:
Emerging Markets Equity Fund
AVERAGE DAILY NET ASSETS	ANNUAL RATE
First $500 million	0.9000%
Next $500 million	0.8500%
Amount Over $1 billion	0.8000%
Emerging Markets Local Debt Fund
AVERAGE DAILY NET ASSETS	ANNUAL RATE
First $500 million	0.7500%
Next $500 million	0.7000%
Amount Over $1 billion	0.6900%
Climate Opportunities Fund
AVERAGE DAILY NET ASSETS	ANNUAL RATE
First $500 million	0.6200%
Next $500 million	0.6000%
Next $1.5 billion	0.5800%
Next $2.5 billion	0.5750%
Amount Over $5 billion	0.5700%
Real Asset Fund
AVERAGE DAILY NET ASSETS	ANNUAL RATE
First $500 million	0.7950%
Next $500 million	0.7600%
Next $1.5 billion	0.7300%
Next $2.5 billion	0.7000%
Amount Over $5 billion	0.6600%
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Healthcare Fund
AVERAGE DAILY NET ASSETS	ANNUAL RATE
First $500 million	0.9000%
Next $500 million	0.8500%
Next $4 billion	0.8000%
Next $5 billion	0.7975%
Amount Over $10 billion	0.7950%
International Equity Fund
AVERAGE DAILY NET ASSETS	ANNUAL RATE
First $1 billion	0.4600%
Next $1 billion	0.4500%
Next $3 billion	0.4400%
Amount Over $5 billion	0.4300%
Small Cap Growth Fund
AVERAGE DAILY NET ASSETS	ANNUAL RATE
First $100 million	0.9000%
Next $150 million	0.8000%
Next $250 million	0.7000%
Next $4.5 billion	0.6500%
Next $5 billion	0.6300%
Amount Over $10 billion	0.6200%
International Value Fund
AVERAGE DAILY NET ASSETS	ANNUAL RATE
First $500 million	0.8500%
Next $500 million	0.8000%
Next $4 billion	0.7500%
Next $5 billion	0.7475%
Amount Over $10 billion	0.7450%
International Growth Fund
AVERAGE DAILY NET ASSETS	ANNUAL RATE
First $250 million	0.8000%
Next $250 million	0.7500%
Next $500 million	0.7000%
Amount Over $1 billion	0.6500%
Small Company Fund
AVERAGE DAILY NET ASSETS	ANNUAL RATE
First $250 million	0.8500%
Next $250 million	0.8000%
Next $500 million	0.7500%
Next $500 million	0.7000%
Next $3.5 billion	0.6500%
Next $5 billion	0.6300%
Amount Over $10 billion	0.6200%
MidCap Fund
AVERAGE DAILY NET ASSETS	ANNUAL RATE
First $500 million	0.8500%
Next $500 million	0.7500%
Next $4 billion	0.7000%
Next $5 billion	0.6975%
Amount Over $10 billion	0.6950%
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MidCap Value Fund
AVERAGE DAILY NET ASSETS	ANNUAL RATE
First $500 million	0.7500%
Next $500 million	0.6500%
Next $1.5 billion	0.6000%
Next $2.5 billion	0.5950%
Next $5 billion	0.5900%
Amount Over $10 billion	0.5850%
Growth Opportunities Fund
AVERAGE DAILY NET ASSETS	ANNUAL RATE
First $250 million	0.8000%
Next $4.75 billion	0.7000%
Next $5 billion	0.6975%
Amount Over $10 billion	0.6950%
Capital Appreciation Fund
AVERAGE DAILY NET ASSETS	ANNUAL RATE
First $500 million	0.8000%
Next $500 million	0.7000%
Next $4 billion	0.6500%
Next $5 billion	0.6475%
Amount Over $10 billion	0.6450%
Balanced Retirement Fund
AVERAGE DAILY NET ASSETS (Excluding assets invested in investment companies for which the
Investment Manager or its affiliates serves as investment manager (“Affiliated Funds”))	ANNUAL RATE
First $1 billion	0.3900%
Next $4 billion	0.3800%
Amount Over $5 billion	0.3750%

AVERAGE DAILY NET ASSETS (Invested in Affiliated Funds)	ANNUAL RATE
All Assets invested in Affiliated Funds	0.0000%
Equity Income Fund
AVERAGE DAILY NET ASSETS	ANNUAL RATE
First $250 million	0.7500%
Next $250 million	0.7000%
Next $500 million	0.6500%
Next $1.5 billion	0.6000%
Next $2.5 billion	0.5900%
Amount Over $5 billion	0.5875%
Small Cap Value Fund
AVERAGE DAILY NET ASSETS	ANNUAL RATE
First $500 million	0.7000%
Next $500 million	0.6500%
Next $2 billion	0.6000%
Next $2 billion	0.5900%
Next $5 billion	0.5800%
Amount Over $10 billion	0.5700%
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Core Equity Fund
AVERAGE DAILY NET ASSETS	ANNUAL RATE
First $500 million	0.4500%
Next $500 million	0.3500%
Next $1.5 billion	0.3300%
Next $2.5 billion	0.3250%
Amount Over $5 billion	0.3225%
International Opportunities Fund
AVERAGE DAILY NET ASSETS	ANNUAL RATE
First $500 million	0.7500%
Next $500 million	0.6500%
Next $1.5 billion	0.6400%
Next $2.5 billion	0.6350%
Next $5 billion	0.6300%
Amount Over $10 billion	0.6250%
Dividend and Growth Fund
AVERAGE DAILY NET ASSETS	ANNUAL RATE
First $500 million	0.7500%
Next $500 million	0.6500%
Next $1.5 billion	0.6000%
Next $2.5 billion	0.5950%
Next $5 billion	0.5900%
Amount Over $10 billion	0.5850%
Balanced Income Fund
AVERAGE DAILY NET ASSETS	ANNUAL RATE
First $250 million	0.7000%
Next $250 million	0.6300%
Next $500 million	0.6000%
Next $1.5 billion	0.5700%
Next $2.5 billion	0.5500%
Next $5 billion	0.5300%
Next $2 billion	0.4500%
Amount Over $12 billion	0.3900%
Low Duration High Income Fund
AVERAGE DAILY NET ASSETS	ANNUAL RATE
First $1 billion	0.6000%
Next $4 billion	0.5500%
Amount Over $5 billion	0.5300%
World Bond Fund
AVERAGE DAILY NET ASSETS	ANNUAL RATE
First $250 million	0.6800%
Next $250 million	0.6300%
Next $2 billion	0.5800%
Next $2.5 billion	0.5300%
Next $5 billion	0.4750%
Amount Over $10 billion	0.4500%
89

Multi-Asset Income Fund
AVERAGE DAILY NET ASSETS	ANNUAL RATE
First $500 million	0.5900%
Next $250 million	0.5500%
Next $250 million	0.5000%
Next $4 billion	0.4750%
Next $5 billion	0.4725%
Amount Over $10 billion	0.4700%
Floating Rate Fund
AVERAGE DAILY NET ASSETS	ANNUAL RATE
First $500 million	0.6500%
Next $2 billion	0.6000%
Next $2.5 billion	0.5900%
Next $5 billion	0.5800%
Amount Over $10 billion	0.5700%
High Yield Fund
AVERAGE DAILY NET ASSETS	ANNUAL RATE
First $1 billion	0.5000%
Next $4 billion	0.4500%
Next $5 billion	0.4400%
Amount Over $10 billion	0.4350%
Municipal Opportunities Fund, Municipal Short Duration Fund and Sustainable Municipal Bond Fund
AVERAGE DAILY NET ASSETS	ANNUAL RATE
First $500 million	0.3500%
Next $500 million	0.3000%
Next $1.5 billion	0.2900%
Next $2.5 billion	0.2850%
Amount Over $5 billion	0.2800%
Strategic Income Fund
AVERAGE DAILY NET ASSETS	ANNUAL RATE
First $500 million	0.5500%
Next $500 million	0.5000%
Next $1.5 billion	0.4750%
Next $2.5 billion	0.4650%
Next $5 billion	0.4550%
Amount Over $10 billion	0.4450%
Total Return Bond Fund
AVERAGE DAILY NET ASSETS	ANNUAL RATE
First $500 million	0.3500%
Next $500 million	0.3000%
Next $4 billion	0.2600%
Amount Over $5 billion	0.2500%
Inflation Plus Fund
AVERAGE DAILY NET ASSETS	ANNUAL RATE
First $500 million	0.3900%
Next $500 million	0.3800%
Next $1.5 billion	0.3750%
Next $2.5 billion	0.3700%
Next $5 billion	0.3675%
Amount Over $10 billion	0.3650%
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Short Duration Fund
AVERAGE DAILY NET ASSETS	ANNUAL RATE
First $500 million	0.4100%
Next $500 million	0.3700%
Next $1.5 billion	0.3650%
Next $2.5 billion	0.3600%
Next $5 billion	0.3500%
Amount Over $10 billion	0.3400%
Growth Allocation Fund, Conservative Allocation Fund and Moderate Allocation Fund
AVERAGE DAILY NET ASSETS	ANNUAL RATE
First $500 million	0.1000%
Next $500 million	0.0950%
Next $1.5 billion	0.0900%
Next $2.5 billion	0.0800%
Next $2.5 billion	0.0700%
Next $2.5 billion	0.0600%
Amount Over $10 billion	0.0500%
Global Impact Fund
AVERAGE DAILY NET ASSETS	ANNUAL RATE
First $500 million	0.6200%
Next $500 million	0.6000%
Next $1.5 billion	0.5800%
Next $2.5 billion	0.5750%
Amount Over $5 billion	0.5700%
Dynamic Bond Fund
AVERAGE DAILY NET ASSETS	ANNUAL RATE
First $1 billion	0.5500%
Amount Over $1 billion	0.5400%
ADVISORY FEE PAYMENT HISTORY
The following charts show, for the last three fiscal years, (i) the gross and net amount of advisory fees paid by each Fund to HFMC and (ii) the net aggregate amount of sub-advisory fees, if any, paid by HFMC, with respect to each Fund, to any sub-advisers with which HFMC is not affiliated (“Unaffiliated Managers”). The fees paid to Unaffiliated Managers are shown both in dollars and as a percentage of the Fund’s average daily net assets that they managed during the applicable period.
Fund Name	Gross Fees Paid to HFMC For fiscal year ended 10/31/23	Investment Advisory Fee Waiver For fiscal year ended 10/31/23	Net Fees Paid to HFMC For fiscal year ended 10/31/23	Net Aggregate Sub-advisory Fees Paid to Unaffiliated Managers For fiscal year ended 10/31/23	% Net Aggregate Sub-advisory Fees Paid to Unaffiliated Managers For fiscal year ended 10/31/23
Balanced Income Fund	$69,980,830	$0	$69,980,830	$17,989,294	0.13%
Balanced Retirement Fund	$244,329	$0	$244,329	$126,863	0.17%
Capital Appreciation Fund	$38,013,044	$0	$38,013,044	$14,242,488	0.25%
Checks and Balances Fund	$0	$0	$0	N/A	N/A
Climate Opportunities Fund	$746,728	$0	$746,728	$361,206	0.30%
Conservative Allocation Fund	$101,175	$0	$101,175	N/A	N/A
Core Equity Fund	$31,620,380	$0	$31,620,380	$8,852,926	0.09%
Dividend and Growth Fund	$93,324,072	$0	$93,324,072	$25,598,480	0.16%
Dynamic Bond Fund	$363,447	$0	$363,447	$181,723	0.30%
Emerging Markets Equity Fund	$3,458,281	$0	$3,458,281	$1,921,267	0.50%
Emerging Markets Local Debt Fund	$254,662	$0	$254,662	$135,820	0.40%
Equity Income Fund	$31,907,103	$0	$31,907,103	$9,681,947	0.19%
Floating Rate Fund	$9,237,308	$0	$9,237,308	$3,546,192	0.24%
Global Impact Fund	$1,148,448	$0	$1,148,448	$611,271	0.33%
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Fund Name	Gross Fees Paid to HFMC For fiscal year ended 10/31/23	Investment Advisory Fee Waiver For fiscal year ended 10/31/23	Net Fees Paid to HFMC For fiscal year ended 10/31/23	Net Aggregate Sub-advisory Fees Paid to Unaffiliated Managers For fiscal year ended 10/31/23	% Net Aggregate Sub-advisory Fees Paid to Unaffiliated Managers For fiscal year ended 10/31/23
Growth Allocation Fund	$503,441	$0	$503,441	N/A	N/A
Growth Opportunities Fund	$29,483,713	$0	$29,483,713	$11,275,860	0.27%
Healthcare Fund	$10,688,274	$0	$10,688,274	$4,076,853	0.33%
High Yield Fund	$1,910,881	$0	$1,910,881	$941,505	0.25%
Inflation Plus Fund	$1,697,683	$0	$1,697,683	$429,273	0.10%
International Equity Fund	$2,957,413	$0	$2,957,413	$1,285,832	0.20%
International Growth Fund	$2,552,630	$0	$2,552,630	$868,289	0.27%
International Opportunities Fund	$25,864,881	$0	$25,864,881	$10,009,880	0.25%
International Value Fund	$24,584,113	$0	$24,584,113	$10,008,645	0.31%
Low Duration High Income Fund	$2,290,781	$0	$2,290,781	$1,023,630	0.31%
MidCap Fund	$49,637,390	$0	$49,637,390	$17,512,953	0.25%
MidCap Value Fund	$6,648,064	$0	$6,648,064	$2,848,304	0.30%
Moderate Allocation Fund	$314,993	$0	$314,993	N/A	N/A
Multi-Asset Income Fund	$3,733,620	$0	$3,733,620	$993,095	0.15%
Municipal Opportunities Fund	$5,292,232	$0	$5,292,232	$1,904,218	0.11%
Municipal Short Duration Fund	$165,263	$0	$165,263	$51,940	0.11%
Real Asset Fund	$1,236,412	$135,475	$1,100,937	$560,855	0.41%
Short Duration Fund	$6,923,727	$0	$6,923,727	$2,020,576	0.11%
Small Cap Growth Fund	$3,477,991	$0	$3,477,991	$1,242,006	0.28%
Small Cap Value Fund	$835,107	$0	$835,107	$414,833	0.35%
Small Company Fund	$5,020,781	$0	$5,020,781	$2,322,891	0.38%
Strategic Income Fund	$10,046,354	$0	$10,046,354	$3,790,126	0.19%
Sustainable Municipal Bond Fund	$322,159	$0	$322,159	$119,659	0.13%
Total Return Bond Fund	$8,478,267	$0	$8,478,267	$2,966,850	0.10%
World Bond Fund	$20,394,277	$0	$20,394,277	$7,496,280	0.21%

Fund Name	Gross Fees Paid to HFMC For fiscal year ended 10/31/22	Investment Advisory Fee Waiver For fiscal year ended 10/31/22	Net Fees Paid to HFMC For fiscal year ended 10/31/22	Net Aggregate Sub-advisory Fees Paid to Unaffiliated Managers For fiscal year ended 10/31/22	% Net Aggregate Sub-advisory Fees Paid to Unaffiliated Managers For fiscal year ended 10/31/22
Balanced Income Fund	$75,232,697	$0	$75,232,697	$19,605,253	0.13%
Balanced Retirement Fund	$280,441	$0	$280,441	$145,613	0.16%
Capital Appreciation Fund	$43,744,020	$0	$43,744,020	$16,455,220	0.25%
Checks and Balances Fund	$0	$0	$0	N/A	N/A
Climate Opportunities Fund	$804,168	$0	$804,168	$389,445	0.30%
Conservative Allocation Fund	$122,389	$0	$122,389	N/A	N/A
Core Equity Fund	$36,928,848	$0	$36,928,848	$10,334,359	0.09%
Dividend and Growth Fund	$91,787,234	$0	$91,787,234	$25,204,419	0.16%
Dynamic Bond Fund(1)	$118,270	$0	$118,270	$59,135	0.30%
Emerging Markets Equity Fund	$4,120,352	$0	$4,120,352	$2,288,687	0.50%
Emerging Markets Local Debt Fund	$427,206	$0	$427,206	$227,843	0.40%
Equity Income Fund	$30,000,402	$0	$30,000,402	$9,114,827	0.19%
Floating Rate Fund	$13,146,852	$0	$13,146,852	$4,719,056	0.22%
Global Impact Fund	$1,009,547	$0	$1,009,547	$537,339	0.33%
Growth Allocation Fund	$562,184	$0	$562,184	N/A	N/A
Growth Opportunities Fund	$39,918,112	$0	$39,918,112	$15,309,292	0.27%
Healthcare Fund	$12,324,123	$0	$12,324,123	$4,690,296	0.32%
High Yield Fund	$2,084,579	$0	$2,084,579	$1,021,406	0.24%
Inflation Plus Fund	$2,161,681	$0	$2,161,681	$537,648	0.10%
International Equity Fund	$3,441,953	$0	$3,441,953	$1,496,501	0.20%
International Growth Fund	$3,641,486	$0	$3,641,486	$1,194,945	0.25%
International Opportunities Fund	$27,300,759	$0	$27,300,759	$10,507,349	0.25%
International Value Fund	$17,971,556	$0	$17,971,556	$7,363,622	0.32%
Low Duration High Income Fund	$3,231,353	$0	$3,231,353	$1,403,643	0.30%
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Fund Name	Gross Fees Paid to HFMC For fiscal year ended 10/31/22	Investment Advisory Fee Waiver For fiscal year ended 10/31/22	Net Fees Paid to HFMC For fiscal year ended 10/31/22	Net Aggregate Sub-advisory Fees Paid to Unaffiliated Managers For fiscal year ended 10/31/22	% Net Aggregate Sub-advisory Fees Paid to Unaffiliated Managers For fiscal year ended 10/31/22
MidCap Fund	$72,260,680	$0	$72,260,680	$25,631,412	0.25%
MidCap Value Fund	$6,271,942	$0	$6,271,942	$2,686,375	0.30%
Moderate Allocation Fund	$368,211	$0	$368,211	N/A	N/A
Multi-Asset Income Fund	$4,352,732	$0	$4,352,732	$1,138,030	0.15%
Municipal Opportunities Fund	$5,815,001	$0	$5,815,001	$2,084,483	0.11%
Municipal Short Duration Fund	$162,137	$0	$162,137	$50,957	0.11%
Real Asset Fund	$1,306,443	$153,836	$1,152,607	$587,177	0.41%
Short Duration Fund	$7,745,110	$0	$7,745,110	$2,223,109	0.11%
Small Cap Growth Fund	$4,676,358	$0	$4,676,358	$1,628,223	0.26%
Small Cap Value Fund	$1,029,469	$0	$1,029,469	$497,833	0.34%
Small Company Fund	$6,030,361	$0	$6,030,361	$2,828,126	0.38%
Strategic Income Fund	$13,696,285	$0	$13,696,285	$4,955,413	0.18%
Sustainable Municipal Bond Fund	$434,897	$0	$434,897	$161,533	0.13%
Total Return Bond Fund	$9,009,973	$0	$9,009,973	$3,142,722	0.10%
World Bond Fund	$20,499,537	$0	$20,499,537	$7,535,560	0.21%
(1) From commencement of operations (June 7, 2022) through October 31, 2022.
Fund Name	Gross Fees Paid to HFMC For fiscal year ended 10/31/21	Investment Advisory Fee Waiver For fiscal year ended 10/31/21	Net Fees Paid to HFMC For fiscal year ended 10/31/21	Net Aggregate Sub-advisory Fees Paid to Unaffiliated Managers For fiscal year ended 10/31/21	% Net Aggregate Sub-advisory Fees Paid to Unaffiliated Managers For fiscal year ended 10/31/21
Balanced Income Fund	$76,272,233	$0	$76,272,233	$19,925,110	0.13%
Balanced Retirement Fund	$322,245	$0	$322,245	$167,320	0.16%
Capital Appreciation Fund	$49,676,683	$0	$49,676,683	$18,745,823	0.25%
Checks and Balances Fund	$0	$0	$0	N/A	N/A
Climate Opportunities Fund	$707,222	$0	$707,222	$341,243	0.30%
Conservative Allocation Fund	$137,897	$0	$137,897	N/A	N/A
Core Equity Fund	$37,136,213	$0	$37,136,213	$10,392,228	0.09%
Dividend and Growth Fund	$74,151,966	$0	$74,151,966	$20,681,569	0.17%
Emerging Markets Equity Fund	$4,320,997	$0	$4,320,997	$2,400,231	0.50%
Emerging Markets Local Debt Fund	$487,974	$0	$487,974	$260,252	0.40%
Equity Income Fund	$27,914,942	$0	$27,914,942	$8,496,169	0.19%
Floating Rate Fund	$11,851,296	$0	$11,851,296	$4,330,389	0.22%
Global Impact Fund	$711,847	$0	$711,847	$378,886	0.33%
Growth Allocation Fund	$628,412	$0	$628,412	N/A	N/A
Growth Opportunities Fund	$53,553,149	$0	$53,553,149	$20,585,090	0.27%
Healthcare Fund	$14,240,330	$0	$14,240,330	$5,408,874	0.32%
High Yield Fund	$2,120,462	$0	$2,120,462	$1,037,913	0.24%
Inflation Plus Fund	$2,063,613	$0	$2,063,613	$514,443	0.10%
International Equity Fund	$4,263,839	$0	$4,263,839	$1,853,843	0.20%
International Growth Fund	$5,000,180	$0	$5,000,180	$1,602,554	0.24%
International Opportunities Fund	$29,351,547	$0	$29,351,547	$11,217,859	0.25%
International Value Fund	$13,934,000	$0	$13,934,000	$5,748,600	0.33%
Low Duration High Income Fund	$2,655,210	$0	$2,655,210	$1,170,963	0.31%
MidCap Fund	$105,484,421	$0	$105,484,421	$37,574,432	0.25%
MidCap Value Fund	$5,708,276	$0	$5,708,276	$2,443,565	0.30%
Moderate Allocation Fund	$414,396	$0	$414,396	N/A	N/A
Multi-Asset Income Fund	$5,061,653	$0	$5,061,653	$1,311,663	0.15%
Municipal Opportunities Fund	$5,154,585	$0	$5,154,585	$1,856,753	0.11%
Municipal Short Duration Fund	$105,729	$0	$105,729	$33,229	0.11%
Real Asset Fund	$1,366,627	$185,953	$1,180,674	$601,476	0.41%
Short Duration Fund	$7,229,119	$0	$7,229,119	$2,095,879	0.11%
Small Cap Growth Fund	$6,588,557	$0	$6,588,557	$2,217,633	0.24%
Small Cap Value Fund	$988,172	$0	$988,172	$478,043	0.34%
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Fund Name	Gross Fees Paid to HFMC For fiscal year ended 10/31/21	Investment Advisory Fee Waiver For fiscal year ended 10/31/21	Net Fees Paid to HFMC For fiscal year ended 10/31/21	Net Aggregate Sub-advisory Fees Paid to Unaffiliated Managers For fiscal year ended 10/31/21	% Net Aggregate Sub-advisory Fees Paid to Unaffiliated Managers For fiscal year ended 10/31/21
Small Company Fund	$7,498,454	$0	$7,498,454	$3,562,749	0.38%
Strategic Income Fund	$12,965,791	$0	$12,965,791	$4,723,681	0.18%
Sustainable Municipal Bond Fund	$376,044	$0	$376,044	$139,673	0.13%
Total Return Bond Fund	$9,340,445	$0	$9,340,445	$3,130,236	0.09%
World Bond Fund	$25,439,347	$0	$25,439,347	$9,384,763	0.22%
As of March 1, 2024, HFMC has contractually agreed to limit the expenses of certain classes of each of the following Funds by reimbursing expenses (exclusive of the expenses set forth in the footnotes below) to the extent necessary to limit total annual fund operating expenses as follows until February 28, 2025, unless the Board approves its earlier termination:
FUND NAME	CLASS A	CLASS C	CLASS I	CLASS R3	CLASS R4	CLASS R5	CLASS R6	CLASS Y	CLASS F
Climate Opportunities Fund(1)	1.19%	1.94%	0.89%	1.41%	1.11%	0.81%	0.69%	0.79%	0.69%
Conservative Allocation Fund(2)	1.19%	1.94%	0.94%	1.44%	1.14%	0.84%	0.84%	0.84%	0.84%
Dynamic Bond Fund(1)	1.05%	1.85%	0.69%	N/A	N/A	0.70%	0.60%	0.70%	0.60%
Emerging Markets Equity Fund(1)	1.45%	2.20%	1.20%	1.70%	1.45%	1.15%	0.98%	1.10%	0.98%
Emerging Markets Local Debt Fund(1)	1.18%	1.93%	0.93%	1.48%	1.18%	0.88%	N/A	0.88%	0.83%
Global Impact Fund(1)	1.19%	1.94%	0.89%	1.41%	1.11%	0.81%	0.69%	0.79%	0.69%
High Yield Fund(1)	0.95%	1.75%	0.69%	1.27%	0.97%	0.67%	0.55%	0.66%	0.55%
International Growth Fund(1)	1.30%	2.05%	0.98%	1.57%	1.27%	1.00%	0.85%	0.95%	0.85%
Low Duration High Income Fund(1)	1.00%	1.75%	0.75%	1.32%	1.02%	0.72%	N/A	0.72%	0.65%
Municipal Short Duration Fund(1)	0.69%	1.44%	0.46%	N/A	N/A	N/A	N/A	N/A	0.39%
Real Asset Fund(1)	1.25%	2.00%	1.00%	1.50%	1.20%	0.95%	0.90%	0.90%	0.90%
Small Cap Value Fund(1)	1.30%	2.05%	1.00%	1.50%	1.20%	0.90%	0.80%	0.85%	0.80%
Sustainable Municipal Bond Fund(1)	0.69%	1.44%	0.46%	N/A	N/A	N/A	N/A	N/A	0.39%
(1)
HFMC has contractually agreed to reimburse expenses excluding taxes, interest expenses, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses.
(2)
HFMC has contractually agreed to reimburse expenses excluding taxes, interest expenses, brokerage commissions, and extraordinary expenses.
HFMC has permanently agreed to limit the expenses of certain classes of each of the following Funds by reimbursing expenses (exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) to the extent necessary to limit total annual fund operating expenses as follows:
FUND NAME	CLASS A	CLASS C	CLASS I	CLASS R3	CLASS R4	CLASS R5	CLASS R6	CLASS Y	CLASS F
Floating Rate Fund	1.00%	1.75%	0.75%	1.25%	1.00%	0.85%	N/A	0.75%	N/A
Inflation Plus Fund	1.00%	1.75%	0.75%	1.25%	1.00%	0.85%	N/A	0.75%	N/A
Short Duration Fund	1.00%	1.75%	0.75%	N/A	N/A	N/A	N/A	0.75%	N/A
Total Return Bond Fund	1.00%	1.75%	0.75%	1.25%	1.00%	0.85%	N/A	0.75%	N/A
FUND ACCOUNTING SERVICES
HFMC also provides the Funds with accounting services pursuant to a fund accounting agreement by and between each Company, on behalf of its respective Funds, and HFMC. HFMC has delegated certain accounting and administrative service functions to State Street Bank and Trust Company (“State Street”). In consideration of services rendered and expenses assumed pursuant to the fund accounting agreement, each Fund pays HFMC a fee. As of March 1, 2024, HFMC is entitled to receive the following fee with respect to each Fund: the fund accounting fee for the Fund shall equal the greater of: (A) the sum of (i) the sub-accounting fee payable by HFMC with respect to the Fund; (ii) the fee payable for tax preparation services for the Fund; and (iii) the amount of expenses that HFMC allocates for providing the fund accounting services to the Fund; plus a target profit margin; or (B) $40,000 per year; provided, however, that to the extent the annual amount of the fund accounting fee exceeds 0.02% of the Fund’s average net assets (calculated during its current fiscal year), HFMC shall waive such portion of the fund accounting fee.
The following table reflects the amounts paid to HFMC for fund accounting services for each Fund for the last three fiscal years.
FUND NAME	For the Fiscal Year Ended 10/31/2023	For the Fiscal Year Ended 10/31/2022	For the Fiscal Year Ended 10/31/2021
Balanced Income Fund	$1,872,246	$2,089,048	$2,155,616
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FUND NAME	For the Fiscal Year Ended 10/31/2023	For the Fiscal Year Ended 10/31/2022	For the Fiscal Year Ended 10/31/2021
Balanced Retirement Fund	$15,075	$18,126	$18,301
Capital Appreciation Fund	$794,579	$935,628	$1,079,266
Checks and Balances Fund	$204,074	$232,713	$252,209
Climate Opportunities Fund	$24,088	$25,934	$20,083
Conservative Allocation Fund	$20,179	$24,483	$23,655
Core Equity Fund	$1,314,474	$1,577,937	$1,601,426
Dividend and Growth Fund	$2,165,813	$2,171,799	$1,754,140
Dynamic Bond Fund	$11,709	$4,011(1)	N/A
Emerging Markets Equity Fund	$70,467	$81,764	$82,480
Emerging Markets Local Debt Fund	$6,745	$11,459	$11,064
Equity Income Fund	$737,376	$697,537	$659,987
Floating Rate Fund	$226,792	$320,401	$289,229
Global Impact Fund	$37,047	$32,589	$19,730
Growth Allocation Fund	$87,135	$96,322	$106,564
Growth Opportunities Fund	$583,787	$808,772	$1,094,466
Healthcare Fund	$188,316	$218,016	$255,936
High Yield Fund	$75,166	$77,741	$72,579
Inflation Plus Fund	$83,332	$96,974	$90,536
International Equity Fund	$105,891	$121,790	$148,104
International Growth Fund	$62,141	$83,017	$110,253
International Opportunities Fund	$559,394	$603,712	$653,031
International Value Fund	$459,457	$343,200	$263,093
Low Duration High Income Fund	$64,045	$84,031	$65,407
MidCap Fund	$956,595	$1,435,389	$2,146,175
MidCap Value Fund	$148,205	$142,032	$129,561
Moderate Allocation Fund	$61,323	$68,813	$71,053
Multi-Asset Income Fund	$111,921	$124,372	$143,926
Municipal Opportunities Fund	$254,801	$280,287	$250,389
Municipal Short Duration Fund	$9,430	$9,249	$5,204
Real Asset Fund	$30,384	$32,306	$26,787
Short Duration Fund	$274,697	$304,991	$285,909
Small Cap Growth Fund	$78,791	$105,052	$146,956
Small Cap Value Fund	$23,773	$29,313	$24,971
Small Company Fund	$103,299	$122,441	$150,619
Strategic Income Fund	$297,865	$410,669	$383,374
Sustainable Municipal Bond Fund	$18,378	$25,034	$18,600
Total Return Bond Fund	$437,131	$466,283	$489,532
World Bond Fund	$515,522	$511,954	$631,028
(1) From commencement of operations (June 7, 2022) through October 31, 2022.
TRANSFER AGENT
HASCO, located at 690 Lee Road, Wayne, Pennsylvania 19087, is the transfer agent for each Fund. As transfer agent, HASCO, among other things, receives and processes purchase and redemption orders, effects transfers of shares, prepares and transmits payments for dividends and distributions, maintains records of account, and provides oversight of service providers and financial intermediaries providing sub-transfer agency, sub-accounting, and similar shareholder services on behalf of Fund shareholders. An Amended and Restated Transfer Agency and Service Agreement provides the terms pursuant to which HASCO provides such services to each Fund and the terms pursuant to which each Fund pays compensation to HASCO for providing such services. Pursuant to a sub-transfer agency agreement between HASCO and SS&C GIDS, Inc. (“SS&C”, formerly known as DST Asset Manager Solutions, Inc.), HASCO has delegated certain transfer agent, dividend disbursing agent and shareholder servicing agent functions to SS&C. SS&C is located at 1055 Broadway, Kansas City, Missouri 64105. In addition to SS&C, HASCO may also designate other service providers as sub-agent to perform or provide shareholder services for each Fund, provided that such sub-agents do not provide distribution services for such Fund.
In addition, HASCO designates certain financial intermediaries that maintain Fund shareholder accounts in either an omnibus or networked arrangement with HASCO. Under these arrangements, the financial intermediaries may provide both distribution services and sub-transfer agency (non-distribution) services. Each Fund pays HASCO a transfer agency fee payable monthly based on the lesser of (i) the costs of providing or overseeing transfer agency services provided to each share class of such Fund plus a target profit margin or (ii) a Specified Amount (as defined below). Such fee is intended to compensate HASCO for: (i) fees payable by HASCO to SS&C (and any other designated sub-agent) according to the agreed-upon fee schedule under the sub-transfer agency agreement between HASCO and SS&C (or between HASCO and any other designated sub-agent, as applicable); (ii) sub-transfer
95

agency fees payable by HASCO to financial intermediaries, according to the agreed-upon terms between HASCO and the financial intermediaries, provided that such payments are within certain limits approved by the applicable Company’s Board of Directors; (iii) certain expenses that HASCO’s parent company, Hartford Funds Management Group, Inc., allocates to HASCO that relate to HASCO’s transfer agency services provided to the Fund; and (iv) a target profit margin.
Share Class	Specified Amount (as a percentage of average daily net assets) (as of March 1, 2024)
Class A	0.250%
Class C	0.250%
Class I	0.200%
Class Y	0.110%
Class R3	0.220%
Class R4	0.170%
Class R5	0.120%
Class R6	0.004%
Class F	0.004%
Effective March 1, 2024, HASCO has contractually agreed to waive its transfer agency fee and/or reimburse transfer agency-related expenses to the extent necessary to limit the transfer agency fee for the share classes of the Funds listed below until February 28, 2025, unless the Board of Directors approves its earlier termination:
Fund	Class A	Class Y
Inflation Plus Fund	0.13%	N/A
Short Duration Fund	0.09%	N/A
Small Cap Growth Fund	N/A	0.07%
Each Fund does not pay any fee directly to SS&C (or any other sub-agent of HASCO) or to financial intermediaries for providing sub-transfer agency services; rather, HASCO makes all such payments to SS&C (or any other designated sub-agent) and financial intermediaries. In some cases, HFMC and/or its affiliates may make additional compensation payments out of their own assets (and not as an expense of the Funds) to financial intermediaries – please see the sub-section titled “DISTRIBUTION ARRANGEMENTS – ADDITIONAL COMPENSATION PAYMENTS TO FINANCIAL INTERMEDIARIES” for more information.
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SECURITIES LENDING
Pursuant to an agreement between each Company and Citibank, N.A., certain Funds may lend their portfolio securities to certain qualified borrowers. As of March 1, 2024, each of the Asset Allocation Funds, the Checks and Balances Fund, the Floating Rate Fund, and the High Yield Fund do not currently lend its securities. Each of the Asset Allocation Funds, the Checks and Balances Fund, the Floating Rate Fund, the High Yield Fund, and the Low Duration High Income Fund did not lend any securities during the fiscal year ended October 31, 2023. As securities lending agent, Citibank, N.A. administers the Funds' securities lending program. The services provided to the Funds by Citibank, N.A. with respect to the Funds' securities lending activities during the most recent fiscal year included, among other things: locating approved borrowers and arranging loans; collecting fees and rebates due to a Fund from a borrower; monitoring daily the value of the loaned securities and collateral and marking to market the daily value of securities on loan; collecting and maintaining necessary collateral; negotiating loan terms; selecting securities to be loaned; recordkeeping and account servicing; monitoring dividend activity relating to loaned securities; and arranging for return of loaned securities to a Fund at loan termination and pursuing contractual remedies on behalf of the lending Fund if a borrower defaults on a loan. Amounts shown below may differ from amounts disclosed in the Funds' Annual Report as a result of timing differences, reconciliation, and certain other adjustments. For the fiscal year ended October 31, 2023, the following sets forth any earned income and incurred costs and expenses as a result of securities lending activities and the receipt of related services:
FUND NAME	Gross Income from securities lending activities	Fees paid to securities lending agent from a revenue split*	Rebates (paid to borrower)	Aggregate fees / compensation from securities lending activities	Net income from securities lending activities
Balanced Income Fund	$3,591,680	$81,753	$2,774,151	$2,855,904	$735,776
Balanced Retirement Fund	$26,029	$653	$19,493	$20,146	$5,883
Capital Appreciation Fund	$295,231	$3,618	$259,051	$262,669	$32,562
Climate Opportunities Fund	$28,201	$1,413	$14,068	$15,481	$12,720
Core Equity Fund	$0	$0	$0	$0	$0
Dividend and Growth Fund	$491,101	$12,261	$368,487	$380,748	$110,353
Dynamic Bond Fund	$521	$24	$285	$309	$212
Emerging Markets Equity Fund	$202,742	$19,151	$11,227	$30,378	$172,364
Emerging Markets Local Debt Fund	$6,485	$283	$3,654	$3,937	$2,548
Equity Income Fund	$751,287	$28,496	$466,324	$494,820	$256,467
Global Impact Fund	$18,068	$480	$13,266	$13,746	$4,322
Growth Opportunities Fund	$486,988	$15,524	$331,745	$347,269	$139,719
Healthcare Fund	$57,013	$1,335	$43,661	$44,996	$12,017
Inflation Plus Fund	$11,106	$628	$4,828	$5,456	$5,650
International Equity Fund	$303,421	$9,383	$209,589	$218,972	$84,449
International Growth Fund	$79,492	$1,494	$64,549	$66,043	$13,449
International Opportunities Fund	$1,459,578	$45,514	$1,004,447	$1,049,961	$409,617
International Value Fund	$3,049,311	$115,407	$1,895,246	$2,010,653	$1,038,658
MidCap Fund	$3,262,462	$27,200	$2,990,457	$3,017,657	$244,805
MidCap Value Fund	$498	$50	$0	$50	$448
Multi-Asset Income Fund	$203,903	$6,206	$141,834	$148,040	$55,863
Municipal Opportunities Fund	$0	$0	$0	$0	$0
Municipal Short Duration Fund	$0	$0	$0	$0	$0
Real Asset Fund	$66,798	$3,161	$35,187	$38,348	$28,450
Short Duration Fund	$229,544	$6,251	$167,030	$173,281	$56,263
Small Cap Growth Fund	$170,025	$1,905	$150,975	$152,880	$17,145
Small Cap Value Fund	$27,279	$252	$24,488	$24,740	$2,539
Small Company Fund	$511,326	$9,711	$414,218	$423,929	$87,397
Strategic Income Fund	$876,372	$31,877	$557,596	$589,473	$286,899
Sustainable Municipal Bond Fund	$0	$0	$0	$0	$0
Total Return Bond Fund	$294,635	$5,414	$240,496	$245,910	$48,725
World Bond Fund	$200,414	$4,636	$154,050	$158,686	$41,728
*
Under the agreement, Citibank, N.A. is entitled to a fee equal to 10% of (i) the investment income (net of rebates) on cash collateral delivered to Citibank, N.A. on a Fund’s behalf in respect of any loans by the Borrowers; and (ii) fees paid by a Borrower with respect to a loan for which non-cash collateral is provided.
During the Funds' fiscal year ended October 31, 2023, the Funds did not pay separate cash collateral management fees, administrative fees, fees for indemnification, or other fees relating to the Funds' securities lending activities that are not reflected above.
97

PORTFOLIO MANAGERS
FUNDS OF FUNDS
HFMC manages the Funds of Funds. The portfolio managers for these Funds receive a salary and their compensation is not tied to the performance of any Fund.
OTHER ACCOUNTS MANAGED BY HFMC PORTFOLIO MANAGERS
The following table lists the number and types of other accounts managed by the portfolio managers and assets under management in those accounts as of October 31, 2023:
FUND AND PORTFOLIO MANAGER	NUMBER OF ACCOUNTS	ASSETS MANAGED (in millions)	NUMBER OF ACCOUNTS WHERE ADVISORY FEE IS BASED ON ACCOUNT PERFORMANCE	TOTAL ASSETS IN ACCOUNTS WHERE ADVISORY FEE IS BASED ON ACCOUNT PERFORMANCE (in millions)
Checks and Balances Fund
Vernon J. Meyer
Other Registered Investment Companies	3	$847	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0
Allison Mortensen
Other Registered Investment Companies	3	$847	0	$0
Other Pooled Investment Vehicles	3*	$1,440	0	$0
Other Accounts	13	$0	0	$0
James S. Glendon
Other Registered Investment Companies	3	$847	0	$0
Other Pooled Investment Vehicles	3*	$1,440	0	$0
Other Accounts	13	$0	0	$0
Conservative Allocation Fund
Vernon J. Meyer
Other Registered Investment Companies	3	$2,015	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0
Allison Mortensen
Other Registered Investment Companies	3	$2,015	0	$0
Other Pooled Investment Vehicles	3*	$1,440	0	$0
Other Accounts	13	$0	0	$0
James S. Glendon
Other Registered Investment Companies	3	$2,015	0	$0
Other Pooled Investment Vehicles	3*	$1,440	0	$0
Other Accounts	13	$0	0	$0
Growth Allocation Fund
Vernon J. Meyer
Other Registered Investment Companies	3	$1,635	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0
Allison Mortensen
Other Registered Investment Companies	3	$1,635	0	$0
Other Pooled Investment Vehicles	3*	$1,440	0	$0
Other Accounts	13	$0	0	$0
James S. Glendon
Other Registered Investment Companies	3	$1,635	0	$0
Other Pooled Investment Vehicles	3*	$1,440	0	$0
Other Accounts	13	$0	0	$0
Moderate Allocation Fund
Vernon J. Meyer
Other Registered Investment Companies	3	$1,819	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0
Allison Mortensen
Other Registered Investment Companies	3	$1,819	0	$0
Other Pooled Investment Vehicles	3*	$1,440	0	$0
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FUND AND PORTFOLIO MANAGER	NUMBER OF ACCOUNTS	ASSETS MANAGED (in millions)	NUMBER OF ACCOUNTS WHERE ADVISORY FEE IS BASED ON ACCOUNT PERFORMANCE	TOTAL ASSETS IN ACCOUNTS WHERE ADVISORY FEE IS BASED ON ACCOUNT PERFORMANCE (in millions)
Other Accounts	13	$0	0	$0
James S. Glendon
Other Registered Investment Companies	3	$1,819	0	$0
Other Pooled Investment Vehicles	3*	$1,440	0	$0
Other Accounts	13	$0	0	$0
* This includes three (3) 529 college savings plans (each a vehicle) for which HFMC serves as a program manager, and within each of these three vehicles there are numerous additional sub-vehicles which include age-band portfolios and static portfolios.
CONFLICTS OF INTEREST
Management of the Funds of Funds entails potential conflicts of interest because each Fund invests in affiliated Underlying Funds. Certain Underlying Funds may be more profitable or provide other benefits to HFMC and/or its affiliates than others, and HFMC may, therefore, have an incentive to allocate more of the Fund’s assets to Underlying Funds that are more profitable or provide other benefits. However, HFMC has adopted a conflict of interests policy to mitigate these risks.
EQUITY SECURITIES BENEFICIALLY OWNED BY HFMC PORTFOLIO MANAGERS
As of October 31, 2023, the portfolio managers did not own shares of the Funds.
FUNDS SUB-ADVISED BY WELLINGTON MANAGEMENT
OTHER ACCOUNTS MANAGED OR SUB-ADVISED BY WELLINGTON MANAGEMENT PORTFOLIO MANAGERS
The following table lists the number and types of other accounts managed or sub-advised by the Funds’ portfolio managers and assets under management in those accounts as of October 31, 2023, except as otherwise noted:
FUND AND PORTFOLIO MANAGER	NUMBER OF ACCOUNTS	ASSETS MANAGED (in millions)	NUMBER OF ACCOUNTS WHERE ADVISORY FEE IS BASED ON ACCOUNT PERFORMANCE	TOTAL ASSETS IN ACCOUNTS WHERE ADVISORY FEE IS BASED ON ACCOUNT PERFORMANCE (in millions)
Balanced Income Fund
Scott I. St. John
Other Registered Investment Companies	18	$13,228	0	$0
Other Pooled Investment Vehicles	12	$6,073	0	$0
Other Accounts	101	$39,019	5	$1,025
Adam H. Illfelder
Other Registered Investment Companies	10	$10,649	0	$0
Other Pooled Investment Vehicles	3	$417	0	$0
Other Accounts	3	$586	0	$0
Matthew C. Hand
Other Registered Investment Companies	10	$59,659	3	$51,098
Other Pooled Investment Vehicles	10	$1,771	2	$15
Other Accounts	11	$1,191	0	$0
Balanced Retirement Fund
Lutz-Peter Wilke
Other Registered Investment Companies	1	$587	0	$0
Other Pooled Investment Vehicles	5	$375	0	$0
Other Accounts	0	$0	0	$0
Capital Appreciation Fund
Gregg R. Thomas
Other Registered Investment Companies	7	$4,582	0	$0
Other Pooled Investment Vehicles	15	$2,833	2	$67
Other Accounts	6	$3,132	0	$0
Thomas S. Simon
Other Registered Investment Companies	11	$5,147	0	$0
Other Pooled Investment Vehicles	8	$604	0	$0
Other Accounts	3	$1,400	0	$0
Veenu Ramchandani(1)
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FUND AND PORTFOLIO MANAGER	NUMBER OF ACCOUNTS	ASSETS MANAGED (in millions)	NUMBER OF ACCOUNTS WHERE ADVISORY FEE IS BASED ON ACCOUNT PERFORMANCE	TOTAL ASSETS IN ACCOUNTS WHERE ADVISORY FEE IS BASED ON ACCOUNT PERFORMANCE (in millions)
Other Registered Investment Companies	1	$463	0	$0
Other Pooled Investment Vehicles	3	$829	0	$0
Other Accounts	2	$821	0	$0
Climate Opportunities Fund
Alan Hsu
Other Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	16	$850	4	$175
Other Accounts	33	$807	0	$0
G. Thomas Levering
Other Registered Investment Companies	21	$7,526	3	$6,031
Other Pooled Investment Vehicles	40	$3,263	18	$2,122
Other Accounts	46	$1,115	10	$307
Core Equity Fund
Douglas W. McLane
Other Registered Investment Companies	12	$12,331	0	$0
Other Pooled Investment Vehicles	17	$2,119	3	$366
Other Accounts	16	$3,851	2	$877
David A. Siegle
Other Registered Investment Companies	12	$12,331	0	$0
Other Pooled Investment Vehicles	11	$1,618	0	$0
Other Accounts	16	$3,851	2	$877
Mammen Chally(2)
Other Registered Investment Companies	12	$12,331	0	$0
Other Pooled Investment Vehicles	11	$1,618	0	$0
Other Accounts	17	$3,863	2	$877
Dividend and Growth Fund
Matthew G. Baker
Other Registered Investment Companies	4	$4,333	0	$0
Other Pooled Investment Vehicles	5	$1,902	0	$0
Other Accounts	2	$315	0	$0
Nataliya Kofman
Other Registered Investment Companies	3	$4,684	1	$1,387
Other Pooled Investment Vehicles	11	$1,652	1	$79
Other Accounts	9	$1,543	0	$0
Brian J. Schmeer
Other Registered Investment Companies	2	$3,297	0	$0
Other Pooled Investment Vehicles	1	$0	0	$0
Other Accounts	0	$0	0	$0
Dynamic Bond Fund
Connor Fitzgerald
Other Registered Investment Companies	11	$16,926	0	$0
Other Pooled Investment Vehicles	10	$5,387	0	$0
Other Accounts	68	$29,556	4	$916
Schuyler S. Reece(3)
Other Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	8	$5,131	1	$522
Other Accounts	12	$4,651	0	$0
Emerging Markets Equity Fund
David J. Elliott(4)
Other Registered Investment Companies	3	$786	0	$0
Other Pooled Investment Vehicles	19	$1,371	4	$487
Other Accounts	10	$3,451	1	$227
Mark A. Yarger
Other Registered Investment Companies	1	$50	0	$0
Other Pooled Investment Vehicles	11	$1,002	2	$487
Other Accounts	4	$776	1	$227
Christopher R. Grohe(5)
Other Registered Investment Companies	1	$690	0	$0
100

FUND AND PORTFOLIO MANAGER	NUMBER OF ACCOUNTS	ASSETS MANAGED (in millions)	NUMBER OF ACCOUNTS WHERE ADVISORY FEE IS BASED ON ACCOUNT PERFORMANCE	TOTAL ASSETS IN ACCOUNTS WHERE ADVISORY FEE IS BASED ON ACCOUNT PERFORMANCE (in millions)
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	2	$458	0	$0
Emerging Markets Local Debt Fund
Michael T. Henry
Other Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	9	$4,288	4	$2,543
Other Accounts	7	$3,357	0	$0
Kevin F. Murphy
Other Registered Investment Companies	2	$719	0	$0
Other Pooled Investment Vehicles	28	$10,602	3	$2,965
Other Accounts	25	$9,569	0	$0
Equity Income Fund
Adam H. Illfelder
Other Registered Investment Companies	10	$17,882	0	$0
Other Pooled Investment Vehicles	3	$417	0	$0
Other Accounts	3	$586	0	$0
Matthew C. Hand
Other Registered Investment Companies	10	$4,843	3	$51,098
Other Pooled Investment Vehicles	10	$1,771	2	$15
Other Accounts	11	$1,191	0	$0
Floating Rate Fund
David B. Marshak
Other Registered Investment Companies	4	$537	0	$0
Other Pooled Investment Vehicles	8	$84	0	$0
Other Accounts	4	$511	0	$0
Jeffrey W. Heuer
Other Registered Investment Companies	17	$876	0	$0
Other Pooled Investment Vehicles	12	$1,003	1	$106
Other Accounts	32	$2,127	0	$0
Global Impact Fund
Jason M. Goins
Other Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	5	$1,847	0	$0
Other Accounts	2	$150	0	$0
Tara C. Stilwell
Other Registered Investment Companies	4	$4,435	0	$0
Other Pooled Investment Vehicles	8	$2,856	0	$0
Other Accounts	19	$6,388	1	$289
Growth Opportunities Fund
Mario E. Abularach
Other Registered Investment Companies	3	$1,805	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0
Stephen Mortimer
Other Registered Investment Companies	9	$5,284	0	$0
Other Pooled Investment Vehicles	5	$273	1	$28
Other Accounts	4	$739	1	$186
Healthcare Fund
Rebecca D. Sykes
Other Registered Investment Companies	17	$44,101	3	$43,390
Other Pooled Investment Vehicles	50	$6,191	15	$1,067
Other Accounts	54	$3,749	12	$2,375
Wen Shi
Other Registered Investment Companies	12	$358	1	$15
Other Pooled Investment Vehicles	30	$1,894	8	$276
Other Accounts	65	$2,080	8	$1,460
David M. Khtikian
Other Registered Investment Companies	9	$358	0	$0
101

FUND AND PORTFOLIO MANAGER	NUMBER OF ACCOUNTS	ASSETS MANAGED (in millions)	NUMBER OF ACCOUNTS WHERE ADVISORY FEE IS BASED ON ACCOUNT PERFORMANCE	TOTAL ASSETS IN ACCOUNTS WHERE ADVISORY FEE IS BASED ON ACCOUNT PERFORMANCE (in millions)
Other Pooled Investment Vehicles	21	$1,240	4	$58
Other Accounts	64	$1,907	8	$1,231
Fayyaz Mujtaba
Other Registered Investment Companies	14	$400	1	$24
Other Pooled Investment Vehicles	29	$1,279	4	$47
Other Accounts	74	$1,947	11	$1,266
High Yield Fund
Michael V. Barry
Other Registered Investment Companies	8	$16,048	0	$0
Other Pooled Investment Vehicles	17	$963	1	$99
Other Accounts	10	$966	0	$0
Inflation Plus Fund
Joseph F. Marvan
Other Registered Investment Companies	20	$26,864	0	$0
Other Pooled Investment Vehicles	23	$8,888	0	$0
Other Accounts	68	$28,008	1	$270
Jeremy Forster
Other Registered Investment Companies	9	$5,462	0	$0
Other Pooled Investment Vehicles	14	$581	0	$0
Other Accounts	48	$7,106	1	$270
Brij S. Khurana
Other Registered Investment Companies	2	$77	0	$0
Other Pooled Investment Vehicles	4	$1,332	1	$759
Other Accounts	1	$65	0	$0
International Equity Fund
Gregg R. Thomas
Other Registered Investment Companies	7	$1,189	0	$0
Other Pooled Investment Vehicles	15	$2,833	2	$67
Other Accounts	6	$3,132	0	$0
Thomas S. Simon
Other Registered Investment Companies	11	$9,811	0	$0
Other Pooled Investment Vehicles	8	$604	0	$0
Other Accounts	3	$1,400	0	$0
International Growth Fund
Matthew D. Hudson
Other Registered Investment Companies	1	$141	0	$0
Other Pooled Investment Vehicles	10	$875	1	$124
Other Accounts	7	$730	1	$58
International Opportunities Fund
Nicolas M. Choumenkovitch(6)
Other Registered Investment Companies	3	$1,011	0	$0
Other Pooled Investment Vehicles	7	$2,855	0	$0
Other Accounts	17	$6,000	1	$289
Tara C. Stilwell
Other Registered Investment Companies	4	$1,189	0	$0
Other Pooled Investment Vehicles	8	$2,856	0	$0
Other Accounts	19	$6,388	1	$289
International Value Fund
James H. Shakin
Other Registered Investment Companies	7	$1,543	0	$0
Other Pooled Investment Vehicles	11	$2,080	1	$7
Other Accounts	12	$2,523	1	$56
Andrew M. Corry
Other Registered Investment Companies	7	$1,543	0	$0
Other Pooled Investment Vehicles	11	$2,080	1	$7
Other Accounts	12	$2,523	1	$56
Tarit Rao-Chakravorti
Other Registered Investment Companies	0	$0	0	$0
102

FUND AND PORTFOLIO MANAGER	NUMBER OF ACCOUNTS	ASSETS MANAGED (in millions)	NUMBER OF ACCOUNTS WHERE ADVISORY FEE IS BASED ON ACCOUNT PERFORMANCE	TOTAL ASSETS IN ACCOUNTS WHERE ADVISORY FEE IS BASED ON ACCOUNT PERFORMANCE (in millions)
Other Pooled Investment Vehicles	3	$30	0	$0
Other Accounts	1	$5	0	$0
Tyler J. Brown
Other Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	3	$30	0	$0
Other Accounts	1	$5	0	$0
Low Duration High Income Fund
Alyssa Irving(7)
Other Registered Investment Companies	2	$283	0	$0
Other Pooled Investment Vehicles	5	$114	0	$0
Other Accounts	57	$16,511	0	$0
Marc K. Piccuirro(7)
Other Registered Investment Companies	1	$1,759	0	$0
Other Pooled Investment Vehicles	1	$53	0	$0
Other Accounts	75	$18,883	0	$0
MidCap Fund
Philip W. Ruedi
Other Registered Investment Companies	7	$8,529	0	$0
Other Pooled Investment Vehicles	3	$1,254	0	$0
Other Accounts	12	$1,306	3	$575
Mark A. Whitaker
Other Registered Investment Companies	8	$8,510	0	$0
Other Pooled Investment Vehicles	8	$2,335	0	$0
Other Accounts	22	$2,918	3	$575
MidCap Value Fund
Gregory J. Garabedian
Other Registered Investment Companies	7	$1,674	0	$0
Other Pooled Investment Vehicles	2	$203	0	$0
Other Accounts	3	$257	0	$0
Mark S. Goodman(8)
Other Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0
Multi-Asset Income Fund
Lutz-Peter Wilke
Other Registered Investment Companies	1	$65	0	$0
Other Pooled Investment Vehicles	5	$375	0	$0
Other Accounts	0	$0	0	$0
Loren L. Moran
Other Registered Investment Companies	10	$73,873	5	$69,033
Other Pooled Investment Vehicles	4	$403	1	$42
Other Accounts	1	$653	0	$0
Municipal Opportunities Fund
Brad W. Libby
Other Registered Investment Companies	4	$769	0	$0
Other Pooled Investment Vehicles	1	$3	0	$0
Other Accounts	0	$0	0	$0
Timothy D. Haney(9)
Other Registered Investment Companies	3	$491	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	119	$47,310	0	$0
Elizabeth J. Kleinerman(10)
Other Registered Investment Companies	2	$124	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	77	$17,002	0	$0
Municipal Short Duration Fund
Brad W. Libby
Other Registered Investment Companies	4	$2,392	0	$0
103

FUND AND PORTFOLIO MANAGER	NUMBER OF ACCOUNTS	ASSETS MANAGED (in millions)	NUMBER OF ACCOUNTS WHERE ADVISORY FEE IS BASED ON ACCOUNT PERFORMANCE	TOTAL ASSETS IN ACCOUNTS WHERE ADVISORY FEE IS BASED ON ACCOUNT PERFORMANCE (in millions)
Other Pooled Investment Vehicles	1	$3	0	$0
Other Accounts	0	$0	0	$0
Timothy D. Haney(9)
Other Registered Investment Companies	3	$2,114	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	119	$47,310	0	$0
Elizabeth J. Kleinerman(10)
Other Registered Investment Companies	2	$1,747	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	77	$17,002	0	$0
Real Asset Fund
Brian M. Garvey
Other Registered Investment Companies	3	$237	0	$0
Other Pooled Investment Vehicles	22	$8,111	6	$4,301
Other Accounts	7	$495	0	$0
Nicholas J. Petrucelli
Other Registered Investment Companies	3	$5	0	$0
Other Pooled Investment Vehicles	12	$1,962	3	$821
Other Accounts	8	$466	0	$0
Short Duration Fund
Timothy E. Smith(11)
Other Registered Investment Companies	11	$7,403	0	$0
Other Pooled Investment Vehicles	5	$4,019	0	$0
Other Accounts	58	$19,570	0	$0
Marc K. Piccuirro
Other Registered Investment Companies	1	$291	0	$0
Other Pooled Investment Vehicles	1	$53	0	$0
Other Accounts	75	$18,883	0	$0
Small Cap Growth Fund
David A. Siegle
Other Registered Investment Companies	12	$20,701	0	$0
Other Pooled Investment Vehicles	11	$1,618	0	$0
Other Accounts	16	$3,851	2	$877
Douglas W. McLane
Other Registered Investment Companies	12	$20,701	0	$0
Other Pooled Investment Vehicles	17	$2,119	3	$366
Other Accounts	16	$3,851	2	$877
Mammen Chally(2)
Other Registered Investment Companies	12	$20,701	0	$0
Other Pooled Investment Vehicles	11	$1,618	0	$0
Other Accounts	17	$3,863	2	$877
Small Cap Value Fund
Sean Kammann
Other Registered Investment Companies	2	$110	0	$0
Other Pooled Investment Vehicles	5	$144	3	$105
Other Accounts	0	$0	0	$0
Small Company Fund
Ranjit Ramachandran
Other Registered Investment Companies	6	$972	0	$0
Other Pooled Investment Vehicles	6	$1,653	0	$0
Other Accounts	5	$1,547	0	$0
Strategic Income Fund
Campe Goodman
Other Registered Investment Companies	18	$10,165	0	$0
Other Pooled Investment Vehicles	16	$8,899	0	$0
Other Accounts	43	$14,981	1	$270
Joseph F. Marvan
Other Registered Investment Companies	20	$25,203	0	$0
104

FUND AND PORTFOLIO MANAGER	NUMBER OF ACCOUNTS	ASSETS MANAGED (in millions)	NUMBER OF ACCOUNTS WHERE ADVISORY FEE IS BASED ON ACCOUNT PERFORMANCE	TOTAL ASSETS IN ACCOUNTS WHERE ADVISORY FEE IS BASED ON ACCOUNT PERFORMANCE (in millions)
Other Pooled Investment Vehicles	23	$8,888	0	$0
Other Accounts	68	$28,008	1	$270
Robert D. Burn
Other Registered Investment Companies	18	$10,165	0	$0
Other Pooled Investment Vehicles	14	$7,829	0	$0
Other Accounts	40	$14,790	1	$270
Sustainable Municipal Bond Fund
Brad W. Libby
Other Registered Investment Companies	4	$2,349	0	$0
Other Pooled Investment Vehicles	1	$3	0	$0
Other Accounts	0	$0	0	$0
Timothy D. Haney(9)
Other Registered Investment Companies	3	$2,071	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	119	$47,310	0	$0
Elizabeth J. Kleinerman(10)
Other Registered Investment Companies	2	$1,704	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	77	$17,002	0	$0
Total Return Bond Fund
Joseph F. Marvan
Other Registered Investment Companies	20	$24,295	0	$0
Other Pooled Investment Vehicles	23	$8,888	0	$0
Other Accounts	68	$28,008	1	$270
Campe Goodman
Other Registered Investment Companies	18	$9,257	0	$0
Other Pooled Investment Vehicles	16	$8,899	0	$0
Other Accounts	43	$14,981	1	$270
Robert D. Burn
Other Registered Investment Companies	18	$9,257	0	$0
Other Pooled Investment Vehicles	14	$7,829	0	$0
Other Accounts	40	$14,790	1	$270
Jeremy Forster(12)
Other Registered Investment Companies	9	$2,893	0	$0
Other Pooled Investment Vehicles	14	$581	0	$0
Other Accounts	48	$7,106	1	$270
World Bond Fund
Mark H. Sullivan
Other Registered Investment Companies	3	$3,402	0	$0
Other Pooled Investment Vehicles	34	$12,039	15	$7,363
Other Accounts	25	$1,119	8	$592
Martin Harvey
Other Registered Investment Companies	7	$1,800	0	$0
Other Pooled Investment Vehicles	22	$6,209	1	$206
Other Accounts	32	$14,578	8	$4,727
Marion Pelata(13)
Other Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	3	$6,747	0	$0
Other Accounts	0	$0	0	$0
(1) Effective March 1, 2024, Ms. Ramchandani became a portfolio manager to the Capital Appreciation Fund.
(2) Effective June 30, 2024, Mr. Chally will no longer serve as a portfolio manager to each of the Core Equity Fund and Small Cap Growth Fund.
(3) Effective March 1, 2024, Mr. Reece became a portfolio manager to the Dynamic Bond Fund.
(4) Effective June 30, 2024, Mr. Elliott will no longer serve as a portfolio manager to the Emerging Markets Equity Fund.
(5) Effective February 6, 2024, Mr. Grohe became a portfolio manager to the Emerging Markets Equity Fund.
(6) Effective June 30, 2024, Mr. Choumenkovitch will no longer serve as a portfolio manager to the International Opportunities Fund.
(7) Effective March 1, 2024, Ms. Irving and Mr. Piccuirro became a portfolio manager to the Low Duration High Income Fund.
(8) Effective March 1, 2024, Mr. Goodman became a portfolio manager to the MidCap Value Fund.
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(9) Effective December 31, 2024, Mr. Haney will no longer serve as a portfolio manager to each of the Municipal Opportunities Fund, Municipal Short Duration Fund and Sustainable Municipal Bond Fund.
(10) Effective November 14, 2023, Ms. Kleinerman became a portfolio manager to each of the Municipal Opportunities Fund, Municipal Short Duration Fund and Sustainable Municipal Bond Fund.
(11) Effective June 30, 2024, Mr. Smith will no longer serve as a portfolio manager to the Short Duration Fund.
(12) Effective March 1, 2024, Mr. Forster became a portfolio manager to the Total Return Bond Fund.
(13) Effective March 1, 2024, Ms. Pelata became a portfolio manager to the World Bond Fund.
CONFLICTS OF INTEREST BETWEEN THE FUNDS SUB-ADVISED BY WELLINGTON MANAGEMENT PORTFOLIO MANAGERS AND OTHER ACCOUNTS
Individual investment professionals at Wellington Management manage multiple accounts for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions, such as pension funds, insurance companies, foundations, or separately managed account programs sponsored by financial intermediaries), bank common trust accounts, and hedge funds. The portfolio managers listed in the prospectuses who are primarily responsible for the daily investment of the assets of the Funds (“Investment Professionals”) generally manage accounts in several different investment styles. These accounts may have investment objectives, strategies, time horizons, tax considerations and risk profiles that differ from those of the relevant Fund. The Investment Professionals make investment decisions for each account, including the relevant Fund, based on the investment objectives, policies, practices, benchmarks, cash flows, tax and other relevant investment considerations applicable to that account. Consequently, the Investment Professionals may purchase or sell securities, including IPOs, for one account and not another account, and the performance of securities purchased for one account may vary from the performance of securities purchased for other accounts. Alternatively, these accounts may be managed in a similar fashion to the relevant Fund and thus the accounts may have similar, and in some cases nearly identical, objectives, strategies and/or holdings to that of the relevant Fund.
An Investment Professional or other investment professionals at Wellington Management may engage in transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the relevant Fund, or make investment decisions that are similar to those made for the relevant Fund, both of which have the potential to adversely impact the relevant Fund depending on market conditions. For example, an investment professional may purchase a security in one account while appropriately selling that same security in another account. Similarly, an Investment Professional may purchase the same security for the relevant Fund and one or more other accounts at or about the same time. In those instances the investors in the other accounts may have access to their respective holdings prior to the public disclosure of the relevant Fund’s holdings. In addition, some of these accounts have fee structures, including performance fees, that are or have the potential to be higher, in some cases significantly higher, than the fees Wellington Management receives for managing the Funds. The Investment Professionals may also manage accounts that pay performance allocations to Wellington Management or its affiliates (as indicated in the notes to the chart above entitled “Other Accounts Managed or Sub-Advised by Wellington Management Portfolio Managers”). Because incentive payments paid by Wellington Management to the Investment Professionals are tied to revenues earned by Wellington Management, and, where noted, to the performance achieved by the manager in each account, the incentives associated with any given account may be significantly higher or lower than those associated with other accounts managed by a given Investment Professional. Finally, the Investment Professionals may hold shares or investments in the other pooled investment vehicles and/or other accounts identified above.
Wellington Management’s goal is to meet its fiduciary obligation to treat all clients fairly and provide high quality investment services to all of its clients. For this reason, Wellington Management has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, which it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Wellington Management monitors a variety of areas, including compliance with primary account guidelines, the allocation of IPOs, and compliance with the firm’s Code of Ethics, and places additional investment restrictions on investment professionals who manage hedge funds and certain other accounts. Furthermore, senior investment and business personnel at Wellington Management periodically review the performance of Wellington Management’s investment professionals. Although Wellington Management does not track the time an investment professional spends on a single account, Wellington Management does periodically assess whether an investment professional has adequate time and resources to effectively manage the investment professional’s various client mandates.
COMPENSATION OF WELLINGTON MANAGEMENT PORTFOLIO MANAGERS
Wellington Management receives a fee based on the assets under management of each Fund it sub-advises as set forth in the Investment Sub-Advisory Agreement between Wellington Management and HFMC. Wellington Management pays its investment professionals out of its total revenues, including the advisory fees earned with respect to each Fund. The following information relates to the fiscal year ended October 31, 2023.
Wellington Management’s compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high quality investment management services to its clients. Wellington Management’s compensation of each Fund’s portfolio managers listed in the prospectus who are primarily responsible for the day-to-day management of the Funds (the “Investment Professionals”) includes a base salary and incentive components. The base salary for each Investment Professional
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who is a partner (“Partner”) of Wellington Management Group LLP, the ultimate holding company of Wellington Management, is generally a fixed amount that is determined by the managing partners of Wellington Management Group LLP. The base salaries for the other Investment Professionals are determined by the Investment Professionals’ experience and performance in their roles as Investment Professionals. Base salaries for Wellington Management’s employees are reviewed annually and may be adjusted based on the recommendation of an Investment Professional’s manager, using guidelines established by Wellington Management’s Compensation Committee, which has final oversight responsibility for base salaries of employees of the firm. Each Investment Professional managing a Hartford Fund, with the exception of Mark H. Sullivan, is eligible to receive an incentive payment based on the revenues earned by Wellington Management from the relevant Fund managed by the Investment Professional and generally each other account managed by such Investment Professional. Most Investment Professionals’ incentive payment relating to the relevant fund is linked to the gross pre-tax performance of the portion of the fund managed by the Investment Professional compared to the benchmark index and/or peer group identified below over one, three and five year periods, with an emphasis on five year results. Wellington Management applies similar incentive compensation structures (although the benchmarks or peer groups, time periods and rates may differ) to other accounts managed by these Investment Professionals, including accounts with performance fees.
Portfolio-based incentives across all accounts managed by an investment professional can, and typically do, represent a significant portion of an investment professional’s overall compensation; incentive compensation varies significantly by individual and can vary significantly from year to year. The Investment Professionals may also be eligible for bonus payments based on their overall contribution to Wellington Management’s business operations. Senior management at Wellington Management may reward individuals as it deems appropriate based on other factors. Each Partner is eligible to participate in a Partner-funded tax qualified retirement plan, the contributions to which are made pursuant to an actuarial formula. The following portfolio managers are Partners as of January 1, 2024:
Mario E. Abularach	Matthew C. Hand	Kevin F. Murphy
Matthew G. Baker	Timothy D. Haney**	Marc K. Piccuirro
Michael V. Barry	Matthew D. Hudson	Philip W. Ruedi
Robert D. Burn	Adam H. Illfelder	James H. Shakin
Mammen Chally*	Alyssa Irving	Thomas S. Simon
Nicolas M. Choumenkovitch*	Sean Kammann	Timothy E. Smith*
Andrew M. Corry	Brij S. Khurana	Scott I. St. John
David J. Elliott	Elizabeth J. Kleinerman	Tara C. Stilwell
Connor Fitzgerald	Nataliya Kofman	Mark H. Sullivan
Gregory J. Garabedian	G. Thomas Levering	Rebecca D. Sykes
Brian M. Garvey	Joseph F. Marvan	Gregg R. Thomas
Jason M. Goins	Douglas W. McLane	Mark A. Whitaker
Campe Goodman	Loren L. Moran
Christopher R. Grohe	Stephen Mortimer
*
Each of Messrs. Chally, Elliott, Choumenkovitch and Smith announced their plan to withdraw from the partnership of Wellington Management Group LLP, the ultimate holding company of Wellington Management, as of June 30, 2024.
**
Mr. Haney announced his plan to withdraw from the partnership of Wellington Management Group LLP, the ultimate holding company of Wellington Management, as of December 31, 2024.
Wellington Management’s incentive payments to the Investment Professionals are based on comparisons of each Investment Professional’s performance relative to the following benchmark and/or relevant peer group as of October 31, 2023 which are used to measure one, three and five year performance, except where noted:
FUND	BENCHMARK(S) / PEER GROUPS FOR INCENTIVE PERIOD(1)
Balanced Income Fund
Russell 1000 Value Index (Reckmeyer, Illfelder, and Hand)
Lipper Equity Income (Reckmeyer, Illfelder, and Hand)
Bloomberg Corporate Index (80%); Bloomberg US Corporate High Yield Bond 2%
Issuer Capped Index (10%); JP Morgan Emerging Markets Bond Index Plus
(10%) (St. John)

Balanced Retirement Fund	Bloomberg US Aggregate Bond (70%) and MSCI ACWI Index (Net) (30%)
Capital Appreciation Fund	Russell 3000 Index Lipper Multi-Cap Core
Climate Opportunities Fund	MSCI ACWI Index (Net)
Core Equity Fund	S&P 500 Index Lipper Large Cap Core
Dividend and Growth Fund	S&P 500 Index Morningstar Large Cap Value
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FUND	BENCHMARK(S) / PEER GROUPS FOR INCENTIVE PERIOD(1)
Dynamic Bond Fund	40% Bloomberg Intermediate US Corporate Index; 25% Bloomberg Intermediate US Treasury Index; 20% Bloomberg High Yield Corporate Index; 15% JP Morgan CEMBI Broad Diversified Index
Emerging Markets Equity Fund	MSCI Emerging Markets Index (Net) Lipper Emerging Markets Funds
Emerging Markets Local Debt Fund
JP Morgan GBI Emerging Markets Global Diversified Index (70%); JP Morgan
Corporate Emerging Market Bond Index-Broad Diversified (30%); JP Morgan
Government Bond Index – Emerging Markets Global Diversified Currency Return
(30%)

Equity Income Fund	Russell 1000 Value Index Lipper Equity Income
Floating Rate Fund	Morningstar LSTA Leveraged Loan Index Lipper Loan Participation Funds
Global Impact Fund	MSCI ACWI Index (Net)
Growth Opportunities Fund	Russell 3000 Growth Index Lipper Multi-Cap Growth
Healthcare Fund	S&P Composite 1500 Health Care Index Lipper Global Health/Biotechnology
High Yield Fund	Bloomberg US Corporate High Yield Bond Index Lipper High Current Yield
Inflation Plus Fund	Bloomberg US TIPS 1-10 Year Index Lipper TIPS
International Equity Fund	MSCI ACWI ex USA Index (Net) Lipper International Multi-Cap Core
International Growth Fund	MSCI ACWI ex USA Growth Index (Net) Lipper International Multi-Cap Growth
International Opportunities Fund	MSCI ACWI ex USA Index (Net) Lipper International Large-Cap Core
International Value Fund	MSCI EAFE Value Index (Net) Lipper International Multi-Cap Value
Low Duration High Income Fund	50% ICE BoA 1-3 Year BB-B US Cash Pay High Yield Index/ 50% Lipper Short Duration High Yield
MidCap Fund	S&P MidCap 400 Index; Russell Midcap Growth Index Morningstar Mid Cap Growth
MidCap Value Fund	Russell Midcap Value Index Lipper Mid-Cap Value
Multi-Asset Income Fund
MSCI ACWI (Net) (35%); Bloomberg US Aggregate Bond Index (35%); BofA
Global High Yield Constrained USD Hedged (10%); JP Morgan Emerging Markets
Bond Index Plus (10%); S&P LSTA Leveraged Loan Index (10%) (Wilke)
Bloomberg US Government/Credit Index (Moran)

Municipal Opportunities Fund	Bloomberg Municipal Bond 1-15 Year (1-17) Index (80%) and Bloomberg High Yield Municipal (20%) Lipper Intermediate Municipal Debt
Municipal Short Duration Fund	Bloomberg Municipal Bond Short 1-5 Year Index Lipper Short Municipal Debt
Real Asset Fund
MSCI ACWI Commodity Producers Index (Net) (30%); Bloomberg US TIPS 1-10
Year Index (40%); MSCI World IMI Core Real Estate Index (Net) (10%); MSCI
ACWI Infrastructure Index (Net) (10%); Bloomberg Commodity Index Total Return
(10%)

Short Duration Fund	Bloomberg 1-3 Year US Government/Credit Index (50%); Bloomberg 1-5 Year Credit Index (35%); Morningstar LSTA Leveraged Loan Index (15%) Lipper Short Investment Grade Debt
Small Company Fund	Russell 2000 Growth Index Lipper Small Cap Growth
Small Cap Growth Fund	Russell 2000 Growth Index Lipper Small Cap Growth
Small Cap Value Fund	Russell 2000 Value Index Lipper Small Cap Value
Strategic Income Fund	Bloomberg Intermediate US Treasury (33.33%); Bloomberg Emerging Markets USD Sovereign BBB+ and lower (33.33%); Bloomberg High Yield 2% Issuer Capped (33.33%) Lipper Multi-Sector Income
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FUND	BENCHMARK(S) / PEER GROUPS FOR INCENTIVE PERIOD(1)
Sustainable Municipal Bond Fund	Bloomberg US Municipal Bond Index (90%) and Bloomberg High Yield Municipal (10%): (50%) Lipper General Muni Debt: (50%)
Total Return Bond Fund	Bloomberg US Aggregate Bond Index Lipper Core Bond Funds
World Bond Fund	Bloomberg Global Aggregate Bond (80% USD Hedged)
(1)
For Funds with multiple benchmarks/peer groups, allocations are weighted equally, unless otherwise noted.
EQUITY SECURITIES BENEFICIALLY OWNED BY WELLINGTON MANAGEMENT PORTFOLIO MANAGERS
The dollar ranges of equity securities beneficially owned by Wellington Management portfolio managers in each Fund they manage are as follows for the fiscal year ended October 31, 2023, except as indicated below:
PORTFOLIO MANAGER	FUND(S) SUB-ADVISED	DOLLAR RANGE OF EQUITY SECURITIES BENEFICIALLY OWNED
Mario E. Abularach	Growth Opportunities Fund	$100,001-$500,000
Matthew G. Baker	Dividend and Growth Fund	$100,001-$500,000
Michael V. Barry	High Yield Fund	$100,001-$500,000
Tyler J. Brown	International Value Fund	$100,001-$500,000
Robert D. Burn	Strategic Income Fund Total Return Bond Fund	$100,001-$500,000 $10,001-$50,000
Mammen Chally(1)	Core Equity Fund Small Cap Growth Fund	Over $1,000,000 $500,001-$1,000,000
Tarit Rao-Chakravorti	International Value Fund	$10,001-$50,000
Nicolas M. Choumenkovitch(2)	International Opportunities Fund	None
Andrew M. Corry	International Value Fund	$500,001-$1,000,000
David J. Elliott(3)	Emerging Markets Equity Fund	None
Connor Fitzgerald	Dynamic Bond Fund	Over $1,000,000
Jeremy Forster(4)	Inflation Plus Fund Total Return Bond Fund	$10,001-$50,000 None
Gregory J. Garabedian	MidCap Value Fund	$100,001-$500,000
Brian M. Garvey	Real Asset Fund	$50,001-$100,000
Jason M. Goins	Global Impact Fund	$100,001-$500,000
Campe Goodman	Strategic Income Fund Total Return Bond Fund	$500,001-$1,000,000 $10,001-$50,000
Mark S. Goodman(5)	MidCap Value Fund	None
Christopher R. Grohe(6)	Emerging Markets Equity Fund	None
Matthew C. Hand	Balanced Income Fund Equity Income Fund	$100,001-$500,000 $100,001-$500,000
Timothy D. Haney(7)	Municipal Opportunities Fund Municipal Short Duration Fund Sustainable Municipal Bond Fund	$10,001-$50,000 $500,001-$1,000,000 $10,001-$50,000
Martin Harvey	World Bond Fund	None
Michael T. Henry	Emerging Markets Local Debt Fund	$100,001-$500,000
Jeffrey W. Heuer	Floating Rate Fund	$50,001-$100,000
Alan Hsu	Climate Opportunities Fund	$100,001-$500,000
Matthew D. Hudson	International Growth Fund	Over $1,000,000
Adam H. Illfelder	Balanced Income Fund Equity Income Fund	$100,001-$500,000 $100,001-$500,000
Alyssa Irving(8)	Low Duration High Income Fund	None
Sean Kammann	Small Cap Value Fund	$500,001-$1,000,000
David M. Khtikian	Healthcare Fund	$10,001-$50,000
Brij S. Khurana	Inflation Plus Fund	None
Elizabeth J. Kleinerman(9)	Municipal Opportunities Fund Municipal Short Duration Fund Sustainable Municipal Bond Fund	None None None
Nataliya Kofman	Dividend and Growth Fund	None
G. Thomas Levering	Climate Opportunities Fund	None
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PORTFOLIO MANAGER	FUND(S) SUB-ADVISED	DOLLAR RANGE OF EQUITY SECURITIES BENEFICIALLY OWNED
Brad W. Libby	Municipal Opportunities Fund Municipal Short Duration Fund Sustainable Municipal Bond Fund	$1-$10,000 $1-$10,000 $1-$10,000
David B. Marshak	Floating Rate Fund	$500,001-$1,000,000
Joseph F. Marvan	Inflation Plus Fund Strategic Income Fund Total Return Bond Fund	None $100,001-$500,000 Over $1,000,000
Douglas W. McLane	Core Equity Fund Small Cap Growth Fund	$100,001-$500,000 $100,001-$500,000
Loren L. Moran	Multi-Asset Income Fund	$100,001-$500,000
Stephen Mortimer	Growth Opportunities Fund	Over $1,000,000
Fayyaz Mujtaba	Healthcare Fund	$100,001-$500,000
Kevin F. Murphy	Emerging Markets Local Debt Fund	$100,001-$500,000
Marion Pelata(10)	World Bond Fund	None
Nicholas J. Petrucelli	Real Asset Fund	$50,001-$100,000
Marc K. Piccuirro(8)	Low Duration High Income Fund Short Duration Fund	None $10,001-$50,000
Ranjit Ramachandran	Small Company Fund	$10,001-$50,000
Veenu Ramchandani(11)	Capital Appreciation Fund	None
Schuyler S. Reece(12)	Dynamic Bond Fund	None
Philip W. Ruedi	MidCap Fund	$500,001-$1,000,000
Brian J. Schmeer	Dividend and Growth Fund	$50,001-$100,000
James H. Shakin	International Value Fund	$100,001-$500,000
Wen Shi	Healthcare Fund	$50,001-$100,000
David A. Siegle	Core Equity Fund Small Cap Growth Fund	$10,001-$50,000 $50,001-$100,000
Thomas S. Simon	Capital Appreciation Fund International Equity Fund	$50,001-$100,000 $50,001-$100,000
Timothy E. Smith(13)	Short Duration Fund	$10,001-$50,000
Scott I. St. John	Balanced Income Fund	$500,001-$1,000,000
Tara C. Stilwell	Global Impact Fund International Opportunities Fund	$500,001-$1,000,000 $500,001-$1,000,000
Mark H. Sullivan	World Bond Fund	$100,001-$500,000
Rebecca D. Sykes	Healthcare Fund	$100,001-$500,000
Gregg R. Thomas	Capital Appreciation Fund International Equity Fund	$100,001-$500,000 $100,001-$500,000
Mark A. Whitaker	MidCap Fund	$100,001-$500,000
Lutz-Peter Wilke	Balanced Retirement Fund Multi-Asset Income Fund	$1-$10,000 $1-$10,000
Mark A. Yarger	Emerging Markets Equity Fund	$100,001-$500,000
(1) Effective June 30, 2024, Mr. Chally will no longer serve as a portfolio manager to each of the Core Equity Fund and Small Cap Growth Fund.
(2) Effective June 30, 2024, Mr. Choumenkovitch will no longer serve as a portfolio manager to the International Opportunities Fund.
(3) Effective June 30, 2024, Mr. Elliott will no longer serve as a portfolio manager to the Emerging Markets Equity Fund.
(4) Effective March 1, 2024, Mr. Forster became a portfolio manager to the Total Return Bond Fund.
(5) Effective March 1, 2024, Mr. Goodman became a portfolio manager to the MidCap Value Fund.
(6) Effective February 6, 2024, Mr. Grohe became a portfolio manager to the Emerging Markets Equity Fund.
(7) Effective December 31, 2024, Mr. Haney will no longer serve as a portfolio manager to each of the Municipal Opportunities Fund, Municipal Short Duration Fund and Sustainable Municipal Bond Fund.
(8) Effective March 1, 2024, Ms. Irving and Mr. Piccuirro became a portfolio manager to the Low Duration High Income Fund.
(9) Effective November 14, 2023, Ms. Kleinerman became a portfolio manager to each of the Municipal Opportunities Fund, Municipal Short Duration Fund and Sustainable Municipal Bond Fund.
(10) Effective March 1, 2024, Ms. Pelata became a portfolio manager to the World Bond Fund.
(11) Effective March 1, 2024, Ms. Ramchandani became a portfolio manager to the Capital Appreciation Fund.
(12) Effective March 1, 2024, Mr. Reece became a portfolio manager to the Dynamic Bond Fund.
(13) Effective June 30, 2024, Mr. Smith will no longer serve as a portfolio manager to the Short Duration Fund.
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With respect to each of the Capital Appreciation Fund and the International Equity Fund, the following sets forth the additional “sleeve” portfolio managers as of March 1, 2024 along with their investment style.
Capital Appreciation Fund
Additional Sleeve Portfolio Managers	Investment Style	Compensation Benchmarks/Peer Group*
Stephen Mortimer	Growth	Russell 3000 Growth Index / Lipper Multi- Cap Core
Gregory J. Garabedian	Value	Russell 2500 Value Index / Lipper Multi- Cap Core
Don Kilbride	Quality	Russell 1000 Index / Lipper Multi-Cap Core
Matthew G. Baker	Value	Russell 1000 Value Index / Lipper Multi- Cap Core
Philip W. Ruedi	Growth	Russell 3000 Index / Lipper Multi-Cap Core
*
Benchmark/Peer groups weighted 90%/10%, respectively.
International Equity Fund
Additional Sleeve Portfolio Managers	Investment Style	Compensation Benchmarks/Peer Group*
Matthew D. Hudson	Growth	MSCI ACWI ex USA Growth Index (Net) / Lipper International Multi-Cap Core
Bo Meunier	Growth	MSCI Emerging Markets Index / Lipper International Multi-Cap Core
James H. Shakin	Value	MSCI EAFE Index (Net) / Lipper International Multi-Cap Core
Peter Fisher	Quality	MSCI EAFE Index (Net) / Lipper International Multi-Cap Core
*
Benchmark/Peer groups weighted 90%/10%, respectively.
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CLIMATE OPPORTUNITIES FUND – SCHRODERS
OTHER ACCOUNTS MANAGED OR SUB-ADVISED BY SCHRODERS PORTFOLIO MANAGERS
The following table lists the number and types of other accounts managed or sub-advised by Schroders' portfolio managers and assets under management in those accounts as of October 31, 2023:
FUND AND PORTFOLIO MANAGER	NUMBER OF ACCOUNTS	ASSETS MANAGED (in millions)	NUMBER OF ACCOUNTS WHERE ADVISORY FEE IS BASED ON ACCOUNT PERFORMANCE	TOTAL ASSETS IN ACCOUNTS WHERE ADVISORY FEE IS BASED ON ACCOUNT PERFORMANCE (in millions)
Climate Opportunities Fund
Simon Webber
Other Registered Investment Companies	7	$19,892	2	$12,856
Other Pooled Investment Vehicles	6	$4,319	5	$4,275
Other Accounts	17	$6,203	1	$1,615
Isabella Hervey-Bathurst
Other Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	2	$2,925	0	$0
Other Accounts	3	$614	0	$0
CONFLICTS OF INTEREST BETWEEN CLIMATE OPPORTUNITIES FUND AND SCHRODERS’ OTHER ACCOUNTS
Whenever a portfolio manager of the Fund manages other accounts, potential conflicts of interest exist, including potential conflicts between the investment strategy of the Fund and the investment strategy of the other accounts. For example, in certain instances, a portfolio manager may take conflicting positions in a particular security for different accounts, by selling a security for one account and continuing to hold it for another account. In addition, the fact that other accounts require the portfolio manager to devote less than all of his or her time to the Fund may be seen itself to constitute a conflict with the interest of the Fund.
Each portfolio manager may also execute transactions for another fund or account at the direction of such fund or account that may adversely impact the value of securities held by the Fund. Securities selected for funds or accounts other than the Fund may outperform the securities selected for the Fund. Finally, if the portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the Fund may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible funds and accounts. Schroders’ policies, however, require that portfolio managers allocate investment opportunities among accounts managed by them in an equitable manner over time. Orders are normally allocated on a pro rata basis, except that in certain circumstances, such as the small size of an issue, orders will be allocated among clients in a manner believed by Schroders to be fair and equitable over time.
The structure of a portfolio manager’s compensation may give rise to potential conflicts of interest. A portfolio manager’s base pay tends to increase with additional and more complex responsibilities that include increased assets under management, which indirectly links compensation to sales. Also, potential conflicts of interest may arise since the structure of Schroders’ compensation may vary from account to account.
Schroders has adopted certain compliance procedures that are designed to address these, and other, types of conflicts. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.
COMPENSATION OF SCHRODERS’ PORTFOLIO MANAGERS
Schroders receives a fee based on the assets under management of the Fund as set forth in the Investment Sub-Advisory Agreement between SIMNA and HFMC on behalf of the Fund. Schroders pays its investment professionals out of its total revenues, including the sub-advisory fees earned with respect to the Fund. The following information is as of October 31, 2023.
Schroders’ methodology for measuring and rewarding the contribution made by portfolio managers combines quantitative measures with qualitative measures. The Fund’s portfolio managers are compensated for their services to the Fund and to other accounts they manage in a combination of base salary and annual discretionary bonus, as well as the standard retirement, health and welfare benefits available to all employees of Schroders. A limited number of fund managers may also receive awards under a long-term incentive program, aimed at recognizing key talent and sustained performance and potential. In addition, certain employees, typically those in the private markets division of Schroders Capital, may also be eligible to participate in carried-interest sharing arrangements, which further enhance long-term retention and alignment to investment performance. Base salary of the employees of Schroders is determined by reference to the level of responsibility inherent in the role and the skills and experience of the incumbent, and is benchmarked annually against market data to ensure that Schroders is paying competitively. Schroders reviews base salaries annually, targeting increases at lower earners, for whom fixed compensation comprises a more significant portion of
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total compensation, as well as employees whose roles have increased in scope materially during the year and those whose salary is behind market rates. At more senior levels, base salaries tend to be adjusted less frequently as the emphasis is increasingly on the discretionary bonus.
Schroders believes that a discretionary incentive scheme approach is preferable to the use of formulaic arrangements to ensure that good conduct and behaviors in line with the Schroders values are rewarded, to avoid reinforcing or creating conflicts of interest and to encourage a one team attitude. Any discretionary bonus is determined by a number of factors. At a macro level the total amount available to spend is a function of the compensation to revenue ratio achieved by Schroders globally. Schroders then assesses the performance of the division and of a management team to determine the share of the aggregate bonus pool that is spent in each area. This focus on “team” maintains consistency and minimizes internal competition that may be detrimental to the interests of Schroders’ clients. For each team, Schroders assesses the performance of their funds relative to competitors and to relevant benchmarks (which may be internally-and/or externally-based and are considered over a range of performance periods, including over one and three year periods), the level of funds under management, and the level of performance fees generated, if any. The portfolio managers’ compensation for other accounts they manage may be based upon such accounts’ performance. Non-financial performance metrics, including adherence to effective risk management, also form a significant part of the performance assessment process which is considered in determining the individual’s bonus award. Schroders assesses each employee’s performance across three key areas: Business Excellence, Behavioral Excellence and Conduct, taking into account factors such as leadership, contribution to other parts of the business, and identifying those whose behavior exemplifies Schroders’ corporate values of excellence, integrity, teamwork, passion, and innovation.
For those employees receiving significant bonuses, a part may be deferred in the form of Schroders plc stock and fund-based awards of notional cash investments in a range of Schroders funds. These deferrals vest over a period of three years or more and seek to ensure that the interests of employees are aligned with those of clients and shareholders of Schroders.
For the purposes of determining the portfolio managers’ bonuses, the relevant benchmark for performance comparison as of October 31, 2023 is set forth below:
Fund / Portfolio Managers	Benchmark
Climate Opportunities Fund / Simon Webber and Isabella Hervey-Bathurst	MSCI ACWI Index (Net)
EQUITY SECURITIES BENEFICIALLY OWNED BY SCHRODERS PORTFOLIO MANAGERS
As of October 31, 2023, Mr. Webber and Ms. Hervey-Bathurst did not own any shares of the Climate Opportunities Fund.
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PORTFOLIO TRANSACTIONS AND BROKERAGE
The Companies have no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities or, in the case of the Funds of Funds, transactions in shares of the underlying funds. Each Fund of Funds will not incur any commissions or sales charges when investing in affiliated mutual funds.
Subject to any policy established by each Company’s Board of Directors and HFMC, each sub-adviser is primarily responsible for the investment decisions of the Fund(s) it sub-advises and the placing of its portfolio transactions. In placing brokerage orders, it is the policy of each Fund (or in the case of a Fund of Funds, with respect to purchases of investments other than the affiliated mutual funds) to obtain the most favorable net results, taking into account various factors, including price, dealer spread or commission, if any, size of the transaction and difficulty of execution. While HFMC or each sub-adviser, as applicable, generally seeks reasonably competitive spreads or commissions, the Funds (in the case of a Fund of Funds, with respect to purchases of investments other than the affiliated mutual funds) do not necessarily pay the lowest possible spread or commission. HFMC may instruct the sub-adviser to direct certain brokerage transactions, using best efforts, subject to obtaining best execution, to broker/dealers in connection with a commission recapture program used to defray fund expenses for the Funds.
HFMC or a sub-adviser, as applicable, generally deals directly with the dealers who make a market in the securities involved (unless better prices and execution are available elsewhere) if the securities are traded primarily in the over-the-counter market. Such dealers usually act as principals for their own account. On occasion, securities may be purchased directly from the issuer. In addition, HFMC or a sub-adviser, as applicable, may effect certain “riskless principal” transactions through certain dealers in the over-the-counter market under which commissions are paid on such transactions. Bonds and money market securities are generally traded on a net basis and do not normally involve either brokerage commissions or transfer taxes.
While HFMC or each sub-adviser, as applicable, seeks to obtain the most favorable net results in effecting transactions in a Fund’s portfolio securities, broker-dealers who provide investment research to the sub-adviser may receive orders for transactions from HFMC or the sub-adviser, as applicable. Such research services ordinarily consist of assessments and analyses of or affecting the business or prospects of a company, industry, economic sector or financial market. To the extent consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended (the “1934 Act”), HFMC or a sub-adviser, as applicable, may cause a Fund to pay a broker-dealer that provides brokerage and research services (as defined in the 1934 Act) to HFMC or a sub-adviser, as applicable, an amount in respect of securities transactions for the Fund in excess of the amount that another broker-dealer would have charged in respect of that transaction. See “Soft Dollar Practices” below.
To the extent that accounts managed by HFMC or a sub-adviser, as applicable, are simultaneously engaged in the purchase of the same security as a Fund, then, as authorized by the applicable Company’s Board of Directors, available securities may be allocated to the Fund and another client account and may be averaged as to price in a manner determined by the sub-adviser to be fair and equitable. Such allocation and pricing may affect the amount of brokerage commissions paid by such Funds. In some cases, this system might adversely affect the price paid by a Fund (for example, during periods of rapidly rising or falling interest rates) or limit the size of the position obtainable for a Fund (for example, in the case of a small issue).
Accounts managed by a sub-adviser (or its affiliates) may hold securities also held by a Fund. Because of different investment objectives or other factors, a particular security may be purchased by a sub-adviser for one client when one or more other clients are selling the same security.
As of October 31, 2023, HFMC does not use the Funds of Funds’ assets for, or participate in, third-party soft dollar arrangements, although HFMC may in the future receive proprietary research from various full service brokers, the cost of which is bundled with the cost of the broker’s execution services and would be payable by the Funds of Funds. HFMC does not “pay up” for the value of any such proprietary research.
For the fiscal years ended October 31, 2023, October 31, 2022, and October 31, 2021, the Funds paid the following brokerage commissions:
FUND NAME	2023(1)	2022(1)	2021(1)
Balanced Income Fund	$2,152,488	$1,808,729	$1,322,069
Balanced Retirement Fund	$20,693	$30,573	$23,189
Capital Appreciation Fund	$1,744,160	$2,130,881	$1,807,560
Checks and Balances Fund	$12,068	$28,327	$18,448
Climate Opportunities Fund	$35,929	$39,763	$36,627
Conservative Allocation Fund	$1,581	$9,939	$1,245
Core Equity Fund	$1,170,015	$800,156	$655,400
Dividend and Growth Fund	$2,735,617	$1,948,034	$1,227,740
Dynamic Bond Fund	$8,848	$3,817(2)	N/A
Emerging Markets Equity Fund	$343,024	$373,798	$407,024
Emerging Markets Local Debt Fund	$1,661	$2,468	$2,556
Equity Income Fund	$1,606,293	$912,320	$540,497
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FUND NAME	2023(1)	2022(1)	2021(1)
Floating Rate Fund	$11,059	$9,803	$22,397
Global Impact Fund	$53,230	$63,139	$42,310
Growth Allocation Fund	$13,233	$61,492	$6,948
Growth Opportunities Fund	$1,411,746	$1,779,537	$1,888,487
Healthcare Fund	$337,439	$512,600	$735,453
High Yield Fund	$1,575	$268	$497
Inflation Plus Fund	$42,527	$53,675	$32,714
International Equity Fund	$151,620	$218,804	$354,565
International Growth Fund	$68,531	$135,442	$158,251
International Opportunities Fund	$2,464,468	$3,411,131	$4,315,012
International Value Fund	$1,341,484	$969,998	$782,600
Low Duration High Income Fund	$3,927	$4,192	$11,811
MidCap Fund	$1,684,017	$4,109,829	$3,087,154
MidCap Value Fund	$543,542	$486,550	$343,538
Moderate Allocation Fund	$6,202	$33,993	$4,058
Multi-Asset Income Fund	$130,112	$77,552	$352,591
Municipal Opportunities Fund	$0	$0	$0
Municipal Short Duration Fund	$0	$0	$0
Real Asset Fund	$98,016	$142,793	$139,092
Short Duration Fund	$47,572	$59,009	$53,951
Small Cap Growth Fund	$236,260	$286,975	$391,457
Small Cap Value Fund	$88,663	$90,181	$89,821
Small Company Fund	$233,107	$651,197	$813,721
Strategic Income Fund	$336,418	$418,990	$262,064
Sustainable Municipal Bond Fund	$0	$0	$0
Total Return Bond Fund	$336,123	$349,019	$213,589
World Bond Fund	$1,198,278	$978,373	$772,053
(1)
Brokerage commissions include any commissions on derivatives transactions.
(2)
From commencement of operations (June 7, 2022) through October 31, 2022.
Commission rates are established by country and trade method used to execute a given order. Changes in the amount of brokerage commissions paid by a Fund are due to these factors as well as the Fund’s asset growth, cash flows and changes in portfolio turnover.
SOFT DOLLAR PRACTICES. With respect to each Fund that engages a sub-adviser, the sub-adviser(s) are responsible for effecting securities transactions. As noted above, to the extent consistent with Section 28(e) of the 1934 Act, the sub-advisers may obtain “soft dollar” benefits in connection with the execution of transactions for each respective Fund (or portion thereof) that it sub-advises. The sub-advisers may cause a Fund to pay a broker-dealer an amount in excess of the amount that another broker-dealer would have charged for the same transaction, in exchange for “brokerage and research services” (as defined in the 1934 Act). Information so received is in addition to and not in lieu of the services that the sub-adviser is required to perform under the applicable investment sub-advisory agreement. In circumstances where two or more broker-dealers are equally capable of providing best execution, the sub-adviser may, but is under no obligation to, choose the broker-dealer that provides superior research or analysis as determined by the sub-adviser in its sole discretion. Neither the management fees nor the sub-advisory fees are reduced because the sub-adviser or its affiliates receive these services even though the sub-adviser or its affiliates might otherwise be required to purchase some of these services for cash. Some of these services are of value to the sub-adviser or its affiliates in advising various of their clients (including the Funds), although not all of these services are necessarily useful and of value in managing the Funds. These products and services may include research reports, access to management personnel, financial newsletters and trade journals, seminar and conference fees, quantitative analytical software, data services, communication services relating to (or incidental to) the execution, clearing and settlement of securities transactions, post-trade services relating to functions incidental to trade execution, and other products and services that are permitted under Section 28(e), as interpreted by the SEC from time to time. In certain instances, these products and services may have additional uses that are not related to brokerage or research. For such “mixed use” items, in accordance with SEC guidance, a sub-adviser will make a reasonable allocation of the cost of the item according to its expected use, and will pay for that portion of the item that does not have a brokerage or research-related component out of its own pocket.
115

The following table shows the dollar amount of brokerage commissions paid to firms selected in recognition of research services and the approximate dollar amount of the transactions involved for the fiscal year ended October 31, 2023.
FUND	COMMISSIONS PAID TO FIRMS SELECTED IN RECOGNITION OF RESEARCH SERVICES	TOTAL AMOUNT OF TRANSACTIONS TO FIRMS SELECTED IN RECOGNITION OF RESEARCH SERVICES
Balanced Income Fund*	$924,978	$2,948,890,374
Balanced Retirement Fund*	$5,255	$18,904,000
Capital Appreciation Fund*	$1,090,349	$5,287,112,264
Checks and Balances Fund	$0	$0
Climate Opportunities Fund**	$17,507	$111,003,269
Conservative Allocation Fund	$0	$0
Core Equity Fund*	$508,733	$3,484,637,899
Dividend and Growth Fund*	$1,396,578	$5,098,248,681
Dynamic Bond Fund*	$0	$0
Emerging Markets Equity Fund*	$276,254	$560,359,563
Emerging Markets Local Debt Fund*	$0	$0
Equity Income Fund*	$791,987	$2,574,362,712
Floating Rate Fund*	$0	$0
Global Impact Fund*	$34,669	$103,335,738
Growth Allocation Fund	$0	$0
Growth Opportunities Fund*	$881,727	$5,373,776,577
Healthcare Fund*	$166,415	$630,148,205
High Yield Fund*	$1,046	$1,005,981
Inflation Plus Fund*	$0	$0
International Equity Fund*	$93,175	$229,267,294
International Growth Fund*	$34,297	$126,168,119
International Opportunities Fund*	$1,604,388	$3,733,449,786
International Value Fund*	$885,327	$1,851,436,191
Low Duration High Income Fund*	$0	$0
MidCap Fund*	$1,150,467	$5,068,637,516
MidCap Value Fund*	$325,779	$1,161,635,839
Moderate Allocation Fund	$0	$0
Multi-Asset Income Fund*	$55,801	$250,256,492
Municipal Opportunities Fund*	$0	$0
Municipal Short Duration Fund*	$0	$0
Real Asset Fund*	$47,942	$125,569,561
Short Duration Fund*	$0	$0
Small Cap Growth Fund*	$153,027	$411,776,911
Small Cap Value Fund*	$37,841	$84,498,380
Small Company Fund*	$145,334	$355,812,606
Strategic Income Fund*	$116	$3,455,820
Sustainable Municipal Bond Fund*	$0	$0
Total Return Bond Fund*	$0	$0
World Bond Fund*	$0	$0
*
The commissions identified as being paid to brokers selected in recognition of research services include third-party research services only, and are calculated by applying Wellington Management’s firmwide percentage of commissions paid to the broker that would have been applied to the third-party research services as a percentage of Wellington Management’s total activity with that broker. This calculated percentage is then applied across all of Wellington Management’s client accounts to provide a pro rata reporting of the estimated third-party soft dollar commission amount. Wellington Management also receives proprietary research services provided directly by firms. However, the amounts of commissions attributable to such research services are not readily ascertainable and are not included in the table.
**
With respect to the portion of the Fund sub-advised by Wellington Management during the fiscal year ended October 31, 2023, the commissions include third-party research services only, and are calculated by applying Wellington Management’s firmwide percentage of commissions paid to the broker that would have been applied to the third party research services as a percentage of Wellington Management’s total activity with that broker. This calculated percentage is then applied across all of Wellington Management’s client accounts to provide a pro rata reporting of the estimated third-party soft dollar commission amount. Wellington Management also receives proprietary research services provided directly by firms. However, the amounts of commissions attributable to such research services are not readily ascertainable and are not included in the table. With respect to the portion of the Fund sub-advised by Schroders, the provision of research services to SIMNA and its affiliates was not necessarily a factor in the placement of fund transactions with these firms.
116

The following table identifies the Funds’ regular brokers or dealers (as defined under Rule 10b-1 of the 1940 Act) whose securities the Funds have acquired during the fiscal year ended October 31, 2023 and the value of each Fund’s aggregate holdings of each such issuer as of October 31, 2023.
FUND	REGULAR BROKER OR DEALER	AGGREGATE VALUE
Balanced Income Fund
	Bank of America Securities LLC	$155,043,269
	Barclay Investments, Inc.	$33,579,613
	Citigroup Global Markets, Inc.	$89,900,757
	Goldman Sachs & Co.	$172,970,371
	J.P. Morgan Securities, Inc.	$313,464,929
	Morgan Stanley & Co., Inc.	$209,235,688
	RBC Capital Markets, LLC	$62,924,619
	UBS AG	$52,719,473
Balanced Retirement Fund
	Bank of America Securities LLC	$238,271
	Citigroup Global Markets, Inc.	$399,181
	Goldman Sachs & Co.	$1,174,410
	J.P. Morgan Securities, Inc.	$800,187
	Morgan Stanley & Co., Inc.	$31,100
Capital Appreciation Fund
	J.P. Morgan Securities, Inc.	$36,545,941
	Morgan Stanley & Co., Inc.	$24,414,487
Checks and Balances Fund
	N/A	N/A
Climate Opportunities Fund
	Morgan Stanley & Co., Inc.	$1,080,321
Conservative Allocation Fund
	N/A	N/A
Core Equity Fund
	Bank of America Securities LLC	$120,414,153
	J.P. Morgan Securities, Inc.	$188,486,930
	Morgan Stanley & Co., Inc.	$115,574,345
Dividend and Growth Fund
	Bank of America Securities LLC	$162,649,447
	J.P. Morgan Securities, Inc.	$346,253,281
	Morgan Stanley & Co., Inc.	$171,002,326
Dynamic Bond Fund
	Barclay Investments, Inc.	$199,923
	Citigroup Global Markets, Inc.	$231,628
	Goldman Sachs & Co.	$802,965
	UBS AG	$509,777
Emerging Markets Equity Fund
	N/A	N/A
Emerging Markets Local Debt Fund
	N/A	N/A
Equity Income Fund
	Goldman Sachs & Co.	$48,911,571
	J.P. Morgan Securities, Inc.	$130,689,283
	Morgan Stanley & Co., Inc.	$55,383,506
	RBC Capital Markets, LLC	$50,718,536
Floating Rate Fund
	N/A	N/A
Global Impact Fund
	N/A	N/A
Growth Allocation Fund
	N/A	N/A
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FUND	REGULAR BROKER OR DEALER	AGGREGATE VALUE
Growth Opportunities Fund
	N/A	N/A
Healthcare Fund
	N/A	N/A
High Yield Fund
	Morgan Stanley & Co., Inc.	$1,733,985
	UBS AG	$1,809,191
Inflation Plus Fund
	Bank of America Securities LLC	$317,792
	Goldman Sachs & Co.	$263,515
	J.P. Morgan Securities, Inc.	$373,081
International Equity Fund
	RBC Capital Markets, LLC	$2,522,620
	UBS AG	$1,777,246
International Growth Fund
	N/A	N/A
International Opportunities Fund
	N/A	N/A
International Value Fund
	UBS AG	$42,732,179
Low Duration High Income Fund
	N/A	N/A
MidCap Fund
	N/A	N/A
MidCap Value Fund
	N/A	N/A
Moderate Allocation Fund
	N/A	N/A
Multi-Asset Income Fund
	Bank of America Securities LLC	$2,189,034
	Barclay Investments, Inc.	$519,045
	Citigroup Global Markets, Inc.	$1,367,009
	Goldman Sachs & Co.	$3,864,565
	J.P. Morgan Securities, Inc.	$8,558,945
	Morgan Stanley & Co., Inc.	$1,722,074
	UBS AG	$2,362,317
Municipal Opportunities Fund
	N/A	N/A
Municipal Short Duration Fund
	N/A	N/A
Real Asset Fund
	UBS AG	$89,098
Short Duration Fund
	Bank of America Securities LLC	$29,558,359
	Barclay Investments, Inc.	$10,811,251
	Citigroup Global Markets, Inc.	$1,039,217
	Goldman Sachs & Co.	$14,297,034
	J.P. Morgan Securities, Inc.	$22,566,497
	Morgan Stanley & Co., Inc.	$19,286,209
	UBS AG	$13,704,484
Small Cap Growth Fund
	N/A	N/A
Small Cap Value Fund
	N/A	N/A
Small Company Fund
	N/A	N/A
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FUND	REGULAR BROKER OR DEALER	AGGREGATE VALUE
Strategic Income Fund
	Bank of America Securities LLC	$525,623
	Barclay Investments, Inc.	$3,183,940
	Citigroup Global Markets, Inc.	$149,626
	Goldman Sachs & Co.	$9,889,653
	J.P. Morgan Securities, Inc.	$1,888,921
	Morgan Stanley & Co., Inc.	$3,589,854
	UBS AG	$7,477,910
Sustainable Municipal Bond Fund
	N/A	N/A
Total Return Bond Fund
	Bank of America Securities LLC	$33,870,248
	Barclay Investments, Inc.	$3,111,712
	Citigroup Global Markets, Inc.	$507,623
	Goldman Sachs & Co.	$19,868,843
	J.P. Morgan Securities, Inc.	$30,970,292
	Morgan Stanley & Co., Inc.	$27,641,704
	UBS AG	$13,826,745
World Bond Fund
	Bank of America Securities LLC	$404,450
	Citigroup Global Markets, Inc.	$2,953,667
	Goldman Sachs & Co.	$1,182,324
	J.P. Morgan Securities, Inc.	$10,903,062
	Morgan Stanley & Co., Inc.	$3,725,904
FUND EXPENSES
EXPENSES OF THE FUNDS. Each Fund pays its own expenses including, without limitation: (1) expenses of maintaining the Fund and continuing its existence; (2) registration of the Fund under the 1940 Act; (3) auditing, accounting and legal expenses; (4) taxes and interest; (5) governmental fees; (6) expenses of issue, sale, repurchase and redemption of Fund shares; (7) expenses of registering and qualifying the Fund and its shares under federal and state securities laws; (8) expenses of preparing and printing prospectuses and for distributing the same to shareholders and investors; (9) fees and expenses of registering and maintaining the registrations of the Fund and of the Fund’s principal underwriter, if any, as broker-dealer or agent under state securities laws; (10) expenses of reports and notices to shareholders and of meetings of shareholders and proxy solicitations thereof; (11) expenses of reports to governmental officers and commissions; (12) insurance expenses; (13) fees, expenses and disbursements of custodians for all services to the Fund; (14) fees, expenses and disbursements of transfer agents, dividend disbursing agents, shareholder servicing agents and registrars for all services to the Fund; (15) expenses for servicing shareholder accounts; (16) any direct charges to shareholders approved by the directors of the applicable Company; (17) compensation and expenses of directors of the applicable Company, other than those who are also officers of HFMC or its affiliates; and (18) such nonrecurring items as may arise, including expenses incurred in connection with litigation, proceedings and claims and the obligation of the Fund to indemnify its directors and officers with respect thereto. In addition, certain Funds may incur unique expenses due to the nature of their investment strategy, which are paid only by those Funds, including: consultants’ and attorneys’ fees and expenses.
Each Fund of Funds, as a shareholder of the Underlying Funds and unaffiliated money market funds, also indirectly bears its pro rata share of the advisory fees charged to, and expenses of operating, the Underlying Funds and unaffiliated money market funds in which it invests. The expense ratios of each Fund of Funds, as disclosed in the relevant prospectuses, may be higher or lower depending on the allocation of the Fund's assets among the Underlying Funds and/or unaffiliated money market funds and the actual expenses of the Underlying Funds and/or unaffiliated money market funds.
DISTRIBUTION ARRANGEMENTS
GENERAL
Hartford Funds Distributors, LLC (“HFD”) serves as the principal underwriter for each Fund pursuant to an Underwriting Agreement initially approved by each Company’s Board of Directors. HFD is a registered broker-dealer and member of the Financial Industry Regulatory Authority (“FINRA”). HFD’s principal business address is 690 Lee Road, Wayne, Pennsylvania 19087. HFD is an indirect subsidiary of The Hartford. The Hartford may be deemed to control HFD through its indirect ownership of HFD.
119

Shares of each Fund are continuously offered and sold by selected broker-dealers who have selling agreements with HFD. Except as discussed below under “Distribution Plans,” HFD bears all the expenses of providing services pursuant to the Underwriting Agreement for each Fund, including expenses relating to the distribution of prospectuses for sales purposes and any advertising or sales literature. The Underwriting Agreement for each Fund continues in effect for two years from initial approval and for successive one-year periods thereafter, provided that each such continuance is specifically approved (1) by the vote of a majority of the directors of the applicable Company, including a majority of the directors who are not parties to the Underwriting Agreement or interested persons (as defined in the 1940 Act) of the Company, or (2) by the vote of a majority of the outstanding voting securities of a Fund. HFD is not obligated to sell any specific amount of shares of any Fund.
HFD is authorized by the Companies to receive purchase and redemption orders on behalf of the Funds. HFD has authorized one or more financial services institutions and/or qualified plan intermediaries (“Financial Intermediaries”) to receive purchase and redemption orders on behalf of the Funds, subject to the Funds' policies and procedures with respect to frequent purchases and redemptions of Fund shares and applicable law. In these circumstances, a Fund will be deemed to have received a purchase or redemption order when a Financial Intermediary receives the order. Orders will be priced at that Fund’s next net asset value computed after the orders are received by a Financial Intermediary and accepted by the Fund. Each Fund’s net asset value is determined in the manner described in that Fund’s prospectus.
DISTRIBUTION PLANS
Each Board has approved the adoption of a separate distribution plan (each, a “Plan”) pursuant to Rule 12b-1 under the 1940 Act for Class A, Class C, Class R3 and Class R4 shares. HFD or its affiliates are entitled to retain all service fees payable for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HFD or its affiliates for shareholder accounts. However, any 12b-1 fees attributable to assets held in an account held directly with the Funds' transfer agent for which there is not a third party listed as the broker-dealer of record (or HFD does not otherwise have a payment obligation) are generally reimbursed to the applicable Fund.
CLASS A PLAN. Pursuant to the Class A Plan, a Fund may pay HFD a fee of up to 0.25% of the average daily net assets attributable to Class A shares for distribution financing activities and shareholder account servicing activities. The entire amount of the fee may be used for shareholder servicing expenses and/or distribution expenses. As discussed above, HFD may pay dealers of record commissions on purchases of $1 million or more ($500,000 or more with respect to Short Duration Fund and $250,000 or more with respect to Balanced Income Fund for purchases on or after April 1, 2024). HFD may retain the 12b-1 fee paid by a Fund with respect to such shares for the first year after purchase. For purchases at NAV where HFD paid a commission, dealers may start to receive the 12b-1 fee in the thirteenth month after purchase. For purchases at NAV where HFD did not pay a commission, dealers may start to receive the 12b-1 fee at the time of purchase.
CLASS C PLAN. Pursuant to the Class C Plan, a Fund may pay HFD a fee of up to 1.00% of the average daily net assets attributable to Class C shares for distribution financing activities, and up to 0.25% may be used for shareholder account servicing activities. HFD will advance to dealers the first-year service fee at a rate equal to 0.25% of the amount invested. HFD may retain the service fee paid by a Fund with respect to such shares for the first year after purchase. Dealers will become eligible for additional service fees with respect to such shares commencing in the thirteenth month following purchase. Brokers may from time to time be required to meet certain other criteria in order to receive service fees. The Class C Plan also provides that HFD will receive all contingent deferred sales charges attributable to Class C shares.
CLASS R3 PLAN. Pursuant to the Class R3 Plan, a Fund may pay HFD a fee of up to 0.50% of the average daily net assets attributable to Class R3 shares for distribution financing activities, and up to 0.25% may be used for shareholder account servicing activities.
CLASS R4 PLAN. Pursuant to the Class R4 Plan, a Fund may pay HFD a fee of up to 0.25% of the average daily net assets attributable to Class R4 shares for distribution financing activities. The entire amount of the fee may be used for shareholder account servicing activities.
GENERAL. Distribution fees paid to HFD may be spent on any activities or expenses primarily intended to result in the sale of a Fund’s shares including, but not limited to: (a) payment of initial and ongoing commissions and other compensation payments to brokers, dealers, financial institutions or others who sell each Fund’s shares; (b) compensation to employees of HFD; (c) compensation to and expenses, including overhead such as communications and telephone, training, supplies, photocopying and similar types of expenses, of HFD incurred in the printing and mailing or other dissemination of all prospectuses and statements of additional information; and (d) the costs of preparation, printing and mailing reports used for sales literature and related expenses, advertisements and other distribution related expenses (including personnel of HFD). Service fees paid under the Plans are payments for the provision of personal service and/or the maintenance of shareholder accounts. These Plans are considered compensation type plans, which means that the Funds pay HFD the entire fee regardless of HFD’s expenditures. Even if HFD’s actual expenditures exceed the fee payable to HFD at any given time, the Funds will not be obligated to pay more than that fee. If HFD’s actual expenditures are less than the fee payable to HFD at any given time, HFD may realize a profit from the arrangement.
120

In accordance with the terms of the Plans, HFD provides to each Fund, for review by the applicable Company’s Board of Directors, a quarterly written report of the amounts expended under the respective Plans and the purpose for which such expenditures were made. In its quarterly review of the Plans, the applicable Company’s Board of Directors reviews the level of compensation the Plans provide.
The Plans were adopted by a majority vote of the Board of Directors of each Company, including at least a majority of directors who are not, and were not at the time they voted, interested persons of the Funds as defined in the 1940 Act and do not and did not have any direct or indirect financial interest in the operation of the Plans, cast in person at a meeting called for the purpose of voting on the Plans. In approving the Plans, the directors identified and considered a number of potential benefits that the Plans may provide to the Funds and their shareholders, including shareholder servicing, the potential to increase assets and possibly benefit from economies of scale, the potential to avoid a decrease in assets through redemption activity, the ability to sell shares of the Funds through adviser and broker distribution channels, and the ability to provide investors with an alternative to paying front end sales loads. The Board of Directors of the applicable Company believes that there is a reasonable likelihood that the Plans will benefit each applicable Fund and its current and future shareholders. Under its terms, each Plan remains in effect from year to year provided such continuance is approved annually by vote of the directors of the applicable Company in the manner described above. The Plans may not be amended to increase materially the amount to be spent for distribution without approval of the shareholders of the Fund affected by the increase, and material amendments to the Plans must also be approved by the applicable Board of Directors in the manner described above. A Plan may be terminated at any time, without payment of any penalty, by vote of the majority of the directors of the applicable Board who are not interested persons of the Funds and have no direct or indirect financial interest in the operations of the Plan, or by a vote of a majority of the outstanding voting securities of the relevant Fund. A Plan will automatically terminate in the event of its assignment.
For the fiscal year ended October 31, 2023, Class A, Class C, Class R3, and Class R4 of the Funds paid the 12b-1 fees listed below. The amounts reflected below do not include any 12b-1 fees attributable to assets held in an account held directly with the Funds’ transfer agent for which there is not a third party listed as the broker-dealer of record (or HFD does not otherwise have a payment obligation) and that were reimbursed to the applicable Class of the Fund.
Fund	Class A	Class C	Class R3	Class R4
Balanced Income Fund	$10,628,013	$18,766,272	$652,143	$170,532
Balanced Retirement Fund	$144,848	$57,164	$2,504	$362
Capital Appreciation Fund	$10,454,740	$781,256	$146,263	$66,907
Checks and Balances Fund	$2,989,921	$660,241	$45,532	$7,839
Climate Opportunities Fund	$81,082	$24,860	$459	$24
Conservative Allocation Fund	$220,093	$59,493	$7,322	$1,475
Core Equity Fund	$3,709,929	$4,127,204	$273,755	$312,199
Dividend and Growth Fund	$11,091,304	$1,852,711	$262,353	$225,971
Dynamic Bond Fund	$602	$7,239	N/A	N/A
Emerging Markets Equity Fund	$65,987	$11,993	$1,250	$272
Emerging Markets Local Debt Fund	$7,621	$6,913	$0	$0
Equity Income Fund	$4,662,841	$1,285,242	$139,037	$104,635
Floating Rate Fund	$1,530,634	$666,592	$13,432	$5,302
Global Impact Fund	$120,615	$15,493	$28,053	$2,718
Growth Allocation Fund	$1,139,643	$178,334	$29,388	$4,671
Growth Opportunities Fund	$5,141,674	$1,196,857	$154,870	$110,887
Healthcare Fund	$1,712,666	$681,865	$117,019	$36,581
High Yield Fund	$588,595	$111,889	$7,809	$2,208
Inflation Plus Fund	$445,559	$163,018	$128,550	$8,994
International Equity Fund	$1,215,494	$82,954	$52,009	$7,920
International Growth Fund	$265,412	$19,899	$2,563	$4,133
International Opportunities Fund	$1,016,714	$148,058	$133,019	$176,895
International Value Fund	$236,868	$48,610	$4,047	$12,771
Low Duration High Income Fund	$177,071	$132,697	$103	$941
MidCap Fund	$5,551,006	$1,789,904	$303,749	$157,373
MidCap Value Fund	$977,757	$66,243	$30,945	$17,437
Moderate Allocation Fund	$679,042	$93,111	$55,567	$6,165
Multi-Asset Income Fund	$1,186,421	$303,940	$2,873	$1,795
Municipal Opportunities Fund	$969,950	$272,914	N/A	N/A
Municipal Short Duration Fund	$80,627	$6,554	N/A	N/A
Real Asset Fund	$74,352	$24,046	$670	$29
Short Duration Fund	$1,919,872	$396,374	$4,092	$12,840
Small Cap Growth Fund	$383,970	$16,431	$29,210	$27,128
Small Cap Value Fund	$122,704	$17,556	$3,209	$300
Small Company Fund	$743,936	$36,408	$51,510	$21,719
121

Fund	Class A	Class C	Class R3	Class R4
Strategic Income Fund	$667,591	$550,468	$16,636	$22,303
Sustainable Municipal Bond Fund	$68,185	$25,819	N/A	N/A
Total Return Bond Fund	$2,485,727	$66,595	$17,220	$22,226
World Bond Fund	$696,162	$185,046	$5,454	$4,226
For the fiscal year ended October 31, 2023, approximately $113,473,883 of the Funds’ total distribution expenses were expended in connection with compensation to broker-dealers and as compensation to sales personnel (including advertising, printing and mailing of prospectuses to prospective shareholders).
HOW SALES CHARGES ARE CALCULATED
CLASS A SHARES
Generally, commissions on sales of Class A shares are reallowed to broker-dealers as follows:
Funds other than Balanced Income Fund, Balanced Retirement Fund, Dynamic Bond Fund, Emerging Markets Local Debt Fund, Floating Rate Fund, High Yield Fund, Inflation Plus Fund, Low Duration High Income Fund, Municipal Opportunities Fund, Municipal Short Duration Fund, Short Duration Fund, Strategic Income Fund, Sustainable Municipal Bond Fund, Total Return Bond Fund and World Bond Fund
AMOUNT OF PURCHASE	FRONT-END SALES CHARGE AS A PERCENTAGE OF OFFERING PRICE	FRONT-END SALES CHARGE AS A PERCENTAGE OF AMOUNT INVESTED	COMMISSION AS PERCENTAGE OF OFFERING PRICE
Less than $50,000	5.50%	5.82%	4.75%
$50,000 or more but less than $100,000	4.50%	4.71%	4.00%
$100,000 or more but less than $250,000	3.50%	3.63%	3.00%
$250,000 or more but less than $500,000	2.50%	2.56%	2.00%
$500,000 or more but less than $1 million	2.00%	2.04%	1.75%
$1 million or more(1)	0%	0%	See below
(1)
Investments of $1 million or more in Class A shares may be made with no front-end sales charge. However, there may be a contingent deferred sales charge (CDSC) of 1% assessed on any sales of shares made within 18 months of purchase with respect to each Fund. For purposes of the CDSC, all purchases made during a calendar month are counted as having been made on the first day of that month. The CDSC is based on the lesser of the original purchase cost or the current market value of the shares being sold and is not charged on shares you acquired by reinvesting your dividends and capital gain distributions. Each time you place a request to sell shares, we will first sell any shares in your account that are not subject to a CDSC. The CDSC on Class A shares will not apply where the selling broker dealer was not paid a commission.
Balanced Income Fund (purchases prior to April 1, 2024)
AMOUNT OF PURCHASE	FRONT-END SALES CHARGE AS A PERCENTAGE OF OFFERING PRICE	FRONT-END SALES CHARGE AS A PERCENTAGE OF AMOUNT INVESTED	COMMISSION AS PERCENTAGE OF OFFERING PRICE
Less than $50,000	5.50%	5.82%	4.75%
$50,000 or more but less than $100,000	4.50%	4.71%	4.00%
$100,000 or more but less than $250,000	3.50%	3.63%	3.00%
$250,000 or more but less than $500,000	2.50%	2.56%	2.00%
$500,000 or more but less than $1 million	2.00%	2.04%	1.75%
$1 million or more(1)	0%	0%	See below
(1)
Investments of $1 million or more in Class A shares may be made with no front-end sales charge. However, there may be a contingent deferred sales charge (CDSC) of 1% assessed on any sales of shares made within 18 months of purchase. For purposes of the CDSC, all purchases made during a calendar month are counted as having been made on the first day of that month. The CDSC is based on the lesser of the original purchase cost or the current market value of the shares being sold and is not charged on shares you acquired by reinvesting your dividends and capital gain distributions. Each time you place a request to sell shares, we will first sell any shares in your account that are not subject to a CDSC. The CDSC on Class A shares will not apply where the selling broker dealer was not paid a commission.
Balanced Income Fund (purchases on or after April 1, 2024)
AMOUNT OF PURCHASE	FRONT-END SALES CHARGE AS A PERCENTAGE OF OFFERING PRICE	FRONT-END SALES CHARGE AS A PERCENTAGE OF AMOUNT INVESTED	COMMISSION AS PERCENTAGE OF OFFERING PRICE
Less than $50,000	5.50%	5.82%	4.75%
$50,000 or more but less than $100,000	4.50%	4.71%	4.00%
$100,000 or more but less than $250,000	3.50%	3.63%	3.00%
$250,000 or more(1)	0%	0%	See below
(1)
Investments of $250,000 or more in Class A shares may be made with no front-end sales charge. However, there may be a contingent deferred sales charge (CDSC) of 0.50% assessed on any sales of shares made within 18 months of purchase. For purposes of the CDSC, all purchases made during a calendar month are counted as having been made on the first day of that month. The CDSC is based on the lesser of the original purchase cost or the
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current market value of the shares being sold and is not charged on shares you acquired by reinvesting your dividends and capital gain distributions. Each time you place a request to sell shares, we will first sell any shares in your account that are not subject to a CDSC. The CDSC on Class A shares will not apply where the selling broker dealer was not paid a commission.
Balanced Retirement Fund, Dynamic Bond Fund, Emerging Markets Local Debt Fund, High Yield Fund, Inflation Plus Fund, Municipal Opportunities Fund, Municipal Short Duration Fund, Strategic Income Fund, Sustainable Municipal Bond Fund, Total Return Bond Fund and World Bond Fund
AMOUNT OF PURCHASE	FRONT-END SALES CHARGE AS A PERCENTAGE OF OFFERING PRICE	FRONT-END SALES CHARGE AS A PERCENTAGE OF AMOUNT INVESTED	COMMISSION AS PERCENTAGE OF OFFERING PRICE
Less than $50,000	4.50%	4.71%	3.75%
$50,000 or more but less than $100,000	4.00%	4.17%	3.50%
$100,000 or more but less than $250,000	3.50%	3.63%	3.00%
$250,000 or more but less than $500,000	2.50%	2.56%	2.00%
$500,000 or more but less than $1 million	2.00%	2.04%	1.75%
$1 million or more(1)	0%	0%	See below
(1)
Investments of $1 million or more in Class A shares may be made with no front-end sales charge. However, there may be a contingent deferred sales charge (CDSC) of 1% assessed on any sales of shares made within 18 months of purchase with respect to each Fund, except Municipal Opportunities Fund and Total Return Bond Fund, and with respect to Municipal Opportunities Fund and Total Return Bond Fund you may pay a CDSC of 0.75% on any Class A shares sold. For purposes of the CDSC, all purchases made during a calendar month are counted as having been made on the first day of that month. The CDSC is based on the lesser of the original purchase cost or the current market value of the shares being sold and is not charged on shares you acquired by reinvesting your dividends and capital gain distributions. Each time you place a request to sell shares, we will first sell any shares in your account that are not subject to a CDSC. The CDSC on Class A shares will not apply where the selling broker dealer was not paid a commission.
Floating Rate Fund and Low Duration High Income Fund
AMOUNT OF PURCHASE	FRONT-END SALES CHARGE AS A PERCENTAGE OF OFFERING PRICE	FRONT-END SALES CHARGE AS A PERCENTAGE OF AMOUNT INVESTED	COMMISSION AS PERCENTAGE OF OFFERING PRICE
Less than $50,000	3.00%	3.09%	2.50%
$50,000 or more but less than $100,000	2.50%	2.56%	2.00%
$100,000 or more but less than $250,000	2.25%	2.30%	1.75%
$250,000 or more but less than $500,000	1.75%	1.78%	1.25%
$500,000 or more but less than $1 million	1.25%	1.27%	1.00%
$1 million or more(1)	0%	0%	See below
(1)
Investments of $1 million or more in Class A shares may be made with no front-end sales charge. However, there may be a contingent deferred sales charge (CDSC) of 1% assessed on any sales of shares made within 18 months of purchase with respect to each Fund. For purposes of the CDSC, all purchases made during a calendar month are counted as having been made on the first day of that month. The CDSC is based on the lesser of the original purchase cost or the current market value of the shares being sold and is not charged on shares you acquired by reinvesting your dividends and capital gain distributions. Each time you place a request to sell shares, we will first sell any shares in your account that are not subject to a CDSC. The CDSC on Class A shares will not apply where the selling broker dealer was not paid a commission.
HFD may pay up to the entire amount of the sales commission to particular broker-dealers. In addition, HFD may provide compensation to dealers of record for certain shares purchased without a sales charge.
With respect to all Funds, except Balanced Income Fund, Floating Rate Fund, High Yield Fund, Low Duration High Income Fund, Municipal Opportunities Fund, Total Return Bond Fund and Short Duration Fund, HFD also may pay dealers of record commissions on purchases of $1 million or more in an amount of up to 1.00% on the first $10 million, 0.50% of the next $30 million, and 0.25% of share purchases over $40 million. Commissions are based on cumulative investments over the life of the account with no adjustment for redemptions, transfers, or market declines.
With respect to the Balanced Income Fund for purchases prior to April 1, 2024, HFD may pay dealers of record commissions on purchases of $1 million or more in an amount of up to 1.00% on the first $10 million, 0.50% of the next $30 million, and 0.25% of share purchases over $40 million. With respect to the Balanced Income Fund for purchases on or after April 1, 2024, HFD may pay dealers of record commissions on purchases of $250,000 or more in an amount of up to 0.50% on the first $40 million and 0.25% of share purchases over $40 million. Commissions are based on cumulative investments over the life of the account with no adjustment for redemptions, transfers, or market declines.
With respect to Floating Rate Fund, High Yield Fund, and Low Duration High Income Fund, HFD may pay dealers of record commissions on purchases of $1 million or more in an amount of up to 1.00% on the first $4 million, 0.50% of the next $6 million, and 0.25% of share purchases over $10 million. Commissions are based on cumulative investments over the life of the account with no adjustment for redemptions, transfers, or market declines.
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With respect to Municipal Opportunities Fund and Total Return Bond Fund, HFD may pay dealers of record commissions on purchases of $1 million or more in an amount of up to 0.75% on the first $10 million, 0.50% of the next $30 million, and 0.25% of share purchases over $40 million. Commissions are based on cumulative investments over the life of the account with no adjustment for redemptions, transfers, or market declines.
Short Duration Fund
AMOUNT OF PURCHASE	FRONT-END SALES CHARGE AS A PERCENTAGE OF OFFERING PRICE	FRONT-END SALES CHARGE AS A PERCENTAGE OF AMOUNT INVESTED	COMMISSION AS PERCENTAGE OF OFFERING PRICE
Less than $250,000	2.00%	2.04%	1.50%
$250,000 or more but less than $500,000	1.50%	1.52%	1.00%
$500,000 or more(1)	0%	0%	See below
(1)
Investments of $500,000 or more in Class A shares may be made with no front-end sales charge. However, there is a contingent deferred sales charge (CDSC) of 0.75% on any shares sold within 18 months of purchase. For purposes of this CDSC, all purchases made during a calendar month are counted as having been made on the first day of that month. The CDSC is based on the lesser of the original purchase cost or the current market value of the shares being sold and is not charged on shares you acquired by reinvesting your dividends and capital gain distributions. Each time you place a request to sell shares we will first sell any shares in your account that are not subject to a CDSC. This CDSC will not apply where the selling broker dealer was not paid a commission.
With respect to the Short Duration Fund, HFD may pay up to the entire amount of the sales commission to particular broker-dealers. In addition, HFD may provide compensation to dealers of record for certain shares purchased without a sales charge. With respect to Short Duration Fund, HFD may pay dealers of record commissions on purchases of $500,000 or more in an amount of up to 0.75% on the first $4 million, 0.50% of the next $6 million, and 0.25% of share purchases over $10 million. Commissions are based on cumulative investments over the life of the account with no adjustment for redemptions, transfers, or market declines.
CLASS C SHARES
HFD pays commissions to dealers of up to 1% of the purchase price of Class C shares purchased through dealers.
COMMISSIONS TO DEALERS
The aggregate dollar amount of commissions received by HFD for the sale of shares for Classes A and C of the Funds for the fiscal years ended October 31, 2023, October 31, 2022, and October 31, 2021 is as follows:
YEAR/CLASS	FRONT-END SALES COMMISSIONS	CDSC	AMOUNT REALLOWED	AMOUNT RETAINED
2023
Class A	$17,729,286	$362,537	$15,127,875	$2,963,948
Class C	N/A	$158,652	N/A	$158,652
2022
Class A	$25,760,347	$493,376	$21,906,362	$4,347,362
Class C	N/A	$321,825	N/A	$321,825
2021
Class A	$35,139,599	$221,645	$29,811,436	$5,549,808
Class C	N/A	$298,206	N/A	$298,206
HFD does not receive any front-end sales commissions or CDSCs in connection with the sale of Classes I, R3, R4, R5, R6, Y and F shares.
ADDITIONAL COMPENSATION PAYMENTS TO FINANCIAL INTERMEDIARIES. As stated in the prospectuses under Payments to Financial Intermediaries and Other Entities, HFMC and/or its affiliates make additional compensation payments out of their own assets and not as an expense to or out of the assets of the Funds to Financial Intermediaries to support the sale of the Hartford mutual funds’ shares (“Additional Payments”). These Additional Payments, which are in addition to commissions, Rule 12b-1 fees, Administrative Fees and Servicing Payments (as defined in the prospectuses), and which may be paid to such Financial Intermediary in its capacity as a Servicing Intermediary, may create an incentive for your Financial Intermediary to sell and recommend the Hartford mutual funds over other products for which it may receive less compensation. You may contact your Financial Intermediary if you want information regarding the payments it receives.
In addition to the Financial Intermediaries listed in each Fund's prospectus, listed below are all Financial Intermediaries that received Additional Payments with at least a $500 value in 2023 for items such as sponsorship of meetings, education seminars and travel and entertainment, whether or not an ongoing contractual relationship exists: Advisory Services Network; Aegis Capital Corp.; Alliance Bernstein Investments, Inc.; Alliance Financial; Allworth Financial, L.P.; American Portfolios Financial Services; Ameriprise Financial Services; Ameritas Investment Corp; Annex Wealth Management LLC; Aprio Wealth Management, LLC.; Argi Investment Services LLC; Arkadios Capital, LLC; Ascensus Retirement Services; AssetMark, Inc.; Avantax Investment Services, Inc.; Axa Advisors, LLC; BB&T Securities, LLC; Beam Wealth Advisors, Inc.; Benjamin F. Edwards & Company, Inc.; Bernardo Wealth Planning, LLC; Berthel, Fisher & Company Financial Services; Beta Wealth Group Inc.; Bleakly Financial Group, LLC; Boys & Girls Club of
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America; Cadaret Grant & Co Inc.; Callan Capital LLC; Cambridge Investment Research, Inc.; Capitol Securities Management, Inc.; Cbiz Financial solutions, Inc.; Centaurus Financial, Inc.; Central Wealth Management LLC; Cetera Advisors LLC; Cetera Advisor Networks LLC; Cetera Financial Specialists LLC; Cetera Investment Services LLC; CG Financial Services; Charles Schwab & Company, Inc.; Citigroup Global Markets Inc.; Claro Advisors LLC; Client One Securities LLC; Columbia Management Investment Distributors Inc.; Commonwealth Equity Services, Inc.; Commonwealth Financial Network; Connecticut Wealth Management, LLC; Cornerstone Wealth Management, LLC; Cozad Asset Management Inc.; Crane Investments Inc.; Creative Planning Inc.; Crux; Cuna Brokerage Services, Inc.; D.A. Davidson & Company; Davenport & Co. LLC; Dean Jacobson Financial Services; Edward D. Jones & Co.; Empower Retirement; Encompass Wealth Advisors, LLC; Equitable Advisors, LLC; Equity Services , Inc.; ERN Financial LLC; Exit Four Wealth Partners; Fairhaven Wealth Management; Fidelity Brokerage Services LLC; Fifth Third Securities, Inc.; Financial Advocates Investment Management; First Heartland Capital Inc.; First Horizon Advisors, Inc.; First Republic Securities Company LLC; First Tennessee Brokerage, Inc.; Financial Focus, LLC; Focus Financial; Frost Brokerage Services Inc.; FS Investments; Glenview Trust; Global Retirement Partners LLC; Golden State Equity Partners LLC; Great Valley Advisor Group, Inc.; GWFS Equities, Inc.; GWN Securities, Inc.; H. Beck, Inc.; Hartford Funds Distributors; Heartland Group; Hefren-Tillotson, Inc.; Hightower Securities, LLC; HUB International; HYAS Group; IFC Holdings, Inc.; Independent Financial Group, LLC; Infinex Investments, Inc.; Integrated Wealth Concepts LLC; Invesco Funds Group Inc.; Investment Centers of America Inc.; J. Alden & Associates; J.J.B. Hilliard W.L. Lyons, LLC; Janney Montgomery Scott LLC; Janus Henderson Distributors, LLC; John Hancock Retirement Plan Services; JPMorgan Securities, LLC; Kestra Investment Services, LLC; KOA Wealth Management, LLC; Lebenthal Financial Services, Inc.; Legacy Consulting Group; Lincoln Financial Advisors Corp.; Lincoln Financial Distributors Inc.; Lincoln Financial Securities Corp.; Lincoln Investment Planning, Inc.; LPL Financial; M.S. Howells & Co.; Madison Wealth Partners, Inc.; MAI Capital Management, LLC; Main Street Wealth Management, LLC; Merrill Lynch; Mid-Atlantic Capital Corporation; MMA Securities, LLC; MML Investors Services, LLC; Morgan Stanley Smith Barney; MSI Financial Services Inc.; Muriel Siebert & Co Inc.; Mutual Securities Inc.; New York Life Retirement Plan Services; Next Financial Group Inc.; NFP Advisor Services, LLC; Northwest Financial Group LLC; Northwestern Mutual Investment Services; One Digital; OneAmerica Securities, Inc.; Oppenheimer & Co., Inc.; Osaic Wealth, Inc.; Park Avenue Securities LLC; Park Capital Group, Inc.; Pension Corporation of America; Pensionmark Financial Group LLC; Petso Financial Consultants LLC; Planned Solutions Inc.; PNC Investments LLC; Principal Financial Group; Principal Life Insurance Co.; Principal Securities, Inc.; Princor Financial Services Corp.; Private Client Services, LLC; Prosperity Financial Group; Pruco Securities, LLC; Pure Financial Advisors, Inc.; PSI Advisors, LLC; Purshe Kaplan Sterling Investments; Pursuit Wealth Management LLP; Putnam Investment Management, LLC; Raymond James & Associates, Inc.; Raymond James Financial Services, Inc.; Raymond James Financial Services Advisors, Inc.; RBC Capital Markets; Resources Investment Advisors Inc.; Retirement Plan Advisors LLC; RiverFront Investment Group, LLC; RMB Capital Management, LLC; Robert W. Baird & Co. Inc.; Rockefeller Financial LLC; Rogan & Associates, Inc.; SA Stone Wealth Management Inc.; Sageview Advisory Group, LLC; Sanctuary Securities, Inc.; Schroder Investment Management North America Ltd.; Securian Financial Services, Inc.; Securities America, Inc.; SEI; Shook Research; Sigma Financial Corporation; SLK Private Wealth Management; Sound View Wealth Advisors LLC; Southern Oak Wealth Management; Standard Insurance Company; Sterling Investment Counsel, LLC; Steward Partners Global Advisory, LLC; Steward Partners Investment Advisory, LLC; Steward Partners Investment Solutions, LLC; Stifel, Nicolaus & Co., Inc.; Strategic Planning Group; Strategic Wealth Advisors LLC; Stratos Wealth Partners Ltd.; SunTrust Investment Services; TC Wealth Partners LLC; Ten Capital Investment Advisors, LLC; The Network; The Pinnacle Financial Group; The Wealth Consulting Group; Thoroughbred Financial Services, LLC; Thrivent Investment Management Inc.; Thurston Springer Miller Herd & Titak Inc.; Transamerica Retirement Solutions; Triad Advisors, Inc.; Truist Investment Services, Inc; Tschetter Group; U.S. Bancorp Investments, Inc.; UBS Financial Services, Inc.; United Brokerage Services, Inc.; United Planners Financial Services of America, LP; USI Securities, Inc.; Vanguard Marketing Corporation; Voya Financial Advisors; Voya Retirement Advisors, LLC; Waddell & Reed Inc.; Wellington Management Company; Wells Fargo-Wells Brokerage Service; Wells Fargo Advisors Financial Network, LLC; Wells Fargo Clearing Services, LLC; West Michigan Advisors, LLC; West Virginia State Treasurer’s Office; Western Wealth Management LLC; Westfield Financial Planning; Westside Investment Management, LLC; William Harris Investors, Inc.; Wilmington Trust Investment Advisors, Inc.; World Equity Group, Inc.
DETERMINATION OF NET ASSET VALUE
The net asset value per share (NAV) is determined for each class of each Fund’s shares as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (typically 4:00 p.m. Eastern Time) on each day that the Exchange is open (the “Valuation Date”). The assets of each Fund of Funds consist primarily of shares of the Underlying Funds, which are valued at their respective net asset values on the Valuation Date. The Funds are closed for business and do not price their shares on the following business holidays: New Year’s Day, Martin Luther King Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day, Christmas Day and other holidays observed by the Exchange. If the Exchange is closed due to weather or other extraordinary circumstances on a day it would typically be open for business, the Fund may treat such day as a typical business day and accept purchase and redemption orders and calculate the Fund’s NAV in accordance with applicable law. The net asset value for each class of shares is determined by dividing the value of that Fund’s net assets attributable to a class of shares by the number of shares outstanding for that class. Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.
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A Fund’s maximum offering price per Class A shares is determined by adding the applicable maximum sales charge to the net asset value per share. Class C, Class I, Class R3, Class R4, Class R5, Class R6, Class Y and Class F are offered at net asset value without the imposition of an initial sales charge.
CAPITALIZATION AND VOTING RIGHTS
The Hartford Mutual Funds, Inc. was incorporated in Maryland on March 21, 1996. The authorized capital stock of the Company consists of 49.86 billion shares of common stock, par value $0.001 per share.
The Hartford Mutual Funds II, Inc. was incorporated in Maryland on March 23, 2001. The authorized capital stock of the Company consists of 162.55 billion shares of common stock, par value $0.0001 per share.
The Board of Directors of each Company may reclassify authorized shares to increase or decrease the allocation of shares among the series described above or to add any new series to the applicable Company. Each Company’s Board of Directors is also authorized, from time to time and without further shareholder approval, to authorize additional shares and to classify and reclassify existing and new series into one or more classes.
The Directors of each Company have authorized the issuance of the classes of stock for each Fund that are listed on the cover page. Each issued and outstanding share is entitled to participate equally in dividends and distributions declared by the respective Fund and, upon liquidation or dissolution, in the net assets of such Fund remaining after satisfaction of outstanding liabilities. Due to the differing expenses of the classes among other matters, however, dividends and liquidation proceeds would differ by class. The shares of each series, and each class within each series, are, when issued, fully paid and non-assessable. Such shares have no preemptive rights and are freely transferable.
As investment companies incorporated in Maryland, the Companies are not required to hold routine annual shareholder meetings. Meetings of shareholders will be called whenever one or more of the following, among other matters, is required to be acted upon by shareholders pursuant to the 1940 Act: (1) election of directors, (2) approval of an investment management agreement or sub-advisory agreement, or (3) ratification of the selection of the Funds' independent registered public accounting firm.
Shares of common stock have equal voting rights (regardless of the net asset value per share). Shares do not have cumulative voting rights. Accordingly, the holders of more than 50% of the shares of each Company voting for the election of directors can elect all of the directors if they choose to do so, and in such an event, the holders of the remaining shares would not be able to elect any directors. Although directors are not elected annually, shareholders have the right to remove one or more directors. When required by law, if the holders of 25% or more of either Company’s outstanding shares request it in writing, a meeting of that particular Company’s shareholders will be held to approve or disapprove the removal of director or directors.
Matters in which the interests of all of the series of a Company are substantially identical (such as the election of directors or the ratification of the selection of the independent registered public accounting firm) are voted on by all shareholders of the Company without regard to the separate series. Matters that affect all or several series, but where the interests of the series are not substantially identical (such as approval of an investment management agreement) are voted on separately by the shareholders of each series for their series. Matters that affect only one series (such as a change in its fundamental policies) are voted on separately for the series by the shareholders of that series. Likewise, matters that affect only one class of shares of a series (such as approval of a plan of distribution) are voted on separately for that class by the holders of shares of that class.
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PURCHASE AND REDEMPTION OF SHARES
For information regarding the purchase of Fund shares, see “How To Buy And Sell Shares” in the Funds' prospectuses.
AVAILABILITY OF CLASS A SALES CHARGE WAIVERS. The availability to you of any Class A sales charge waiver may depend upon the policies, procedures and trading platforms of your Financial Intermediary. If a shareholder holds shares through a financial intermediary, it is the shareholder’s responsibility to inform the shareholder’s financial intermediary of any relationship or other facts qualifying the shareholder for a sales charge reduction or waiver. For more information, contact your Financial Intermediary.
EXEMPTIONS FROM INITIAL AND SUBSEQUENT INVESTMENT MINIMUMS FOR OMNIBUS ACCOUNTS. Certain accounts held on the Funds' books, known as omnibus accounts, contain multiple underlying accounts that are invested in shares of the Funds. These underlying accounts are maintained by entities such as financial intermediaries. These financial intermediaries may impose different investment minimums and subsequent investment minimums where the entity maintaining these accounts aggregates the accounts’ purchase orders for Fund shares.
SYSTEMATIC WITHDRAWAL PLAN (SWP). The SWP is designed to provide a convenient way for a shareholder to receive fixed payments at regular intervals from shares of a Fund deposited by the SWP account holder. The shareholder must deposit or purchase for deposit shares of the Fund having a total value of not less than $5,000 in order to set up a SWP. Periodic withdrawals of $50 or more per Fund will be sent to the SWP account holder, or any person designated by him or her, monthly or quarterly.
Any income dividends or capital gains distributions on shares under the SWP will be credited to the SWP account on the payment date in full and fractional shares at the net asset value per share of the relevant Fund in effect on the record date.
SWP payments are made from the proceeds of the redemption of shares deposited in a SWP account. These redemptions are potentially taxable transactions for shareholders. To the extent that such redemptions for periodic withdrawals exceed dividend income reinvested in the SWP account, such redemptions will reduce and may ultimately exhaust the number of shares deposited in the SWP account. In addition, the amounts received by a shareholder cannot be considered as an actual yield or income on his or her investment because part of such payments may be a return of capital.
The SWP may be terminated at any time (1) by written notice to the Fund or from the Fund to the account holder, (2) by telephone requests to the Fund by the registered account owner, (3) upon receipt by the Fund of appropriate evidence of the account holder’s death, (4) if the Fund is unable to obtain an accurate address for the account holder or (5) when all shares under the SWP have been redeemed. Each Fund pays the fees associated with maintaining the SWPs.
SPECIAL REDEMPTIONS. Although it would not normally do so, each Fund has the right to pay the redemption price of shares of the Fund in whole or in part in portfolio securities rather than cash as prescribed by the applicable Company’s directors. When the shareholder sells portfolio securities received in this fashion, he/she would incur brokerage charges. Any such securities would be valued for the purposes of making such payments at the same value as used in determining net asset value. The Funds have elected to be governed by Rule 18f-1 under the 1940 Act, which requires each Fund to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the applicable Fund during any 90-day period for any one account.
EXCHANGES. This section supplements the section entitled “Exchanging Shares” in each Fund’s prospectus. Class Y shares of a Fund may be exchanged for Class Y shares of another Fund, if (i) the shareholder is already a holder of Class Y shares of the other Fund or (ii) the initial investment minimum applicable to Class Y shares of the other Fund (as disclosed in the prospectus) is satisfied in connection with the exchange. If neither condition is satisfied in connection with a proposed exchange of Class Y shares of a Fund for shares of another Fund with respect to former Class Z shareholders who currently hold Class Y shares of Growth Opportunities Fund, such Class Y shares may be exchanged for Class A shares of the other Fund. HFD reserves the right at any time in its sole discretion to modify the exchange privilege in certain circumstances. All exchanges are subject to the exchanging shareholder meeting any investment minimum or eligibility requirements. Please consult your financial advisor to discuss tax implications, if any, of an exchange.
DEFERRED SALES CHARGE ON CLASS A and CLASS C. Class A shares that were purchased without a front-end sales charge and are redeemed within eighteen months of purchase and Class C shares that are redeemed within one year of purchase are generally subject to a CDSC at the rates set forth in each Fund’s prospectus, calculated as a percentage of the dollar amount subject to the CDSC. The CDSC is assessed on an amount equal to the lesser of the current market value or the original purchase price of the Class A or Class C shares being redeemed. No CDSC is imposed on increases in account value above the initial purchase price, including all shares derived from reinvestment of dividends or capital gains distributions.
The amount of the CDSC, if any, varies depending on how long the shares were held before redemption of such shares. Solely for purposes of determining the holding period for purchases of Class C shares during a month, all payments during the month will be aggregated and deemed to have been made on the first day of the month. The CDSC is based on the lesser of the market value at the time of redemption or the initial purchase price of the shares sold. The CDSC does not apply to shares purchased with reinvested dividends or other distributions. The CDSC is not charged on exchanges. However, the original purchase date of the shares from which an exchange is made determines if the newly acquired shares are subject to the CDSC when they are sold. If you sell some but not all of the shares in your account, the shares not subject to a CDSC will be sold first. Other shares will be sold in the order purchased (first in, first out).
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When you request a redemption, the specified dollar amount will be redeemed from your account plus any applicable CDSC. If you do not want any additional amount withdrawn from your account please indicate that the applicable CDSC should be withdrawn from the total distribution amount requested.
Proceeds from the CDSC are paid to the distributor and are used in whole or in part by the distributor to defray its expenses related to providing distribution-related services to the Funds in connection with the sale of the Class A and Class C shares, such as the payment of compensation to select selling brokers for selling these classes of shares. The combination of the CDSC and the distribution and service fees makes it possible for the applicable Fund to sell the Class C shares without a sales charge being deducted, and to sell Class A shares with a 2.00%, 3.00%, 4.50% or 5.50% maximum sales charge, as applicable, at the time of purchase.
The CDSC will be waived on redemptions of Class C shares and of Class A shares that are subject to the CDSC in the circumstances set forth in each Fund’s prospectus.
SUSPENSION OF REDEMPTIONS. A Fund may not suspend a shareholder’s right of redemption, or postpone payment for a redemption for more than seven days, unless permitted by law, when the New York Stock Exchange (NYSE) is closed for other than customary weekends or holidays or trading on the NYSE is restricted, or for any period during which an emergency exists as a result of which (1) disposal by a Fund of securities owned by it is not reasonably practicable, or (2) it is not reasonably practicable for a Fund to fairly determine the value of its assets, or for such other periods as the SEC may permit for the protection of investors.
TAXES
FEDERAL TAX STATUS OF THE FUNDS
The following discussion of the federal tax status of the Funds is a general and abbreviated summary based on tax laws and regulations in effect on the date of this SAI. Tax law is subject to change by legislative, administrative or judicial action.
Each Fund is treated as a separate taxpayer for federal income tax purposes. Each Fund has elected or intends to elect to be treated as a regulated investment company under Subchapter M of Chapter 1 of the Code, and to qualify as a regulated investment company each year. If a Fund: (1) continues to qualify as a regulated investment company, and (2) distributes to its shareholders an amount at least equal to the sum of: (i) 90% of its investment company taxable income (including for this purpose its net ordinary investment income and net realized short-term capital gains) and (ii) 90% of its tax-exempt interest income (reduced by certain expenses) (the “90% distribution requirement”), which the Companies intend each Fund to do, then under the provisions of Subchapter M, the Fund would not be subject to federal income tax on the portion of its investment company taxable income and net capital gain (i.e., net long-term capital gain in excess of short-term capital loss) it distributes to shareholders (or is treated as having been distributed to shareholders).
Each Fund must meet several requirements to maintain its status as a regulated investment company. These requirements include the following: (1) at least 90% of the Fund’s gross income for each taxable year must be derived from dividends, interest, payments with respect to loaned securities, gains from the sale or disposition of securities (including gains from related investments in foreign currencies), or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such securities or currencies, as well as net income from interests in certain publicly traded partnerships; and (2) at the close of each quarter of the Fund’s taxable year, (a) at least 50% of the value of the Fund’s total assets must consist of cash, cash items, securities of other regulated investment companies, U.S. Government securities and other securities which, with respect to any one issuer, do not represent more than 5% of all of the Fund’s assets or more than 10% of the outstanding voting securities of such issuer, and (b) the Fund must not invest more than 25% of its total assets in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies), or of any two or more issuers that are controlled by the Fund and that are engaged in the same or similar trades or businesses or related trades or businesses, or of one or more qualified publicly traded partnerships.
If a Fund fails to satisfy either the income requirement or asset diversification requirement described above, in certain cases, the Fund may be able to avoid losing its status as a regulated investment company by timely providing notices to the IRS, curing such failure and possibly paying an additional tax or penalty.
Each Fund generally will endeavor to distribute (or treat as deemed distributed) to its shareholders all of its investment company taxable income and its net capital gain, if any, for each taxable year so that it will not incur federal income or excise taxes on its earnings.
In addition, in order to avoid a 4% nondeductible federal excise tax on certain of its undistributed income, each Fund generally must distribute in a timely manner an amount at least equal to the sum of (1) 98% of its ordinary income (taking into account certain deferrals and elections) for each calendar year, (2) 98.2% of its capital gain net income for the one-year period ending October 31 in that calendar year, and (3) any income not distributed in prior years (the “excise tax avoidance requirements”). For purposes of determining whether a Fund has met this distribution requirement, the Fund will be deemed to have distributed any income or gains on which it has been subject to U.S. federal income tax.
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If for any taxable year a Fund fails to qualify as a regulated investment company or fails to satisfy the 90% distribution requirement, all of its taxable income becomes subject to federal, and possibly state and local, income tax at regular corporate rates (without any deduction for distributions to its shareholders) and distributions to its shareholders constitute taxable dividend income (with such dividend income including dividends derived from interest on tax-exempt obligations) to the extent of such Fund’s available earnings and profits.
With respect to the Funds other than the Funds of Funds, investment income received from sources within foreign countries, or capital gains earned by a Fund from investing in securities of foreign issuers, may be subject to foreign income taxes withheld at the source. In this regard, withholding tax rates in countries with which the United States does not have a tax treaty are often as high as 35% or more. The United States has entered into tax treaties with many foreign countries that may entitle the Funds to a reduced rate of tax or exemption from tax on this related income and gains. The effective rate of foreign tax cannot be determined at this time since the amount of these Funds' assets to be invested within various countries is not now known. The Companies intend that the Funds will seek to operate so as to qualify for treaty-reduced rates of tax when applicable.
In addition, if a Fund qualifies as a regulated investment company under the Code, and if more than 50% of the Fund’s total assets at the close of the taxable year consists of securities of foreign corporations, the Fund may elect, for U.S. federal income tax purposes, to treat foreign income taxes paid by the Fund (including certain withholding taxes) that can be treated as income taxes under U.S. income tax principles as paid by its shareholders. Each Fund with “ Global”, “International” or “Emerging Markets” in its name anticipates that it may qualify for and make this election in most, but not necessarily all, of its taxable years. If a Fund makes such an election, an amount equal to the foreign income taxes paid by the Fund would be included in the income of its shareholders and the shareholders often are entitled to credit their portions of this amount against their U.S. tax liabilities, if any, or to deduct those portions from their U.S. taxable income, if any. Shortly after any year for which it makes such an election, a Fund will report to its shareholders, in writing, the amount per share of foreign tax that must be included in each shareholder’s gross income and the amount that will be available as a deduction or credit. Shareholders must itemize their deductions in order to deduct foreign taxes. Certain limitations may apply that could limit the extent to which the credit or the deduction for foreign taxes may be claimed by a shareholder.
With respect to the Funds other than the Funds of Funds, a Fund’s transactions in options contracts and futures contracts are subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (that is, may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer losses of the Fund. These rules (1) could affect the character, amount and timing of distributions to shareholders of the Fund, (2) could require the Fund to “mark to market” certain types of the positions in its portfolio (that is, treat them as if they were closed out) and (3) may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the 90% distribution requirement and the excise tax avoidance requirements described above. The Companies seek to monitor transactions of each Fund, seek to make the appropriate tax elections on behalf of the Fund and seek to make the appropriate entries in the Fund’s books and records when the Fund acquires any option, futures contract or hedged investment, to mitigate the effect of these rules.
With respect to a Fund of Funds, income received by an Underlying Fund from sources within a foreign country may be subject to withholding and other taxes imposed by that country. If more than 50% of the value of an Underlying Fund’s total assets at the close of its taxable year consists of stock or securities of foreign corporations, the Underlying Fund will be eligible and may elect to “pass-through” to its shareholders, including a Fund of Funds, the amount of such foreign income and similar taxes paid by the Underlying Fund. Pursuant to this election, the Fund of Funds would be required to include in gross income (in addition to taxable dividends actually received), its pro rata share of foreign income and similar taxes and to deduct such amount in computing its taxable income or to use it as a foreign tax credit against its U.S. federal income taxes, subject to limitations. A Fund of Funds is eligible to “pass-through” to its shareholders the ability to claim a deduction or credit with respect to foreign income and similar taxes paid by an Underlying Fund, provided that the Fund of Funds has at least 50% of its total interests invested in other regulated investment companies at the end of each quarter of the tax year.
Each Fund may use “equalization accounting” (in lieu of making some cash distributions) in determining the portion of its income and realized capital gains that has been distributed. If a Fund uses equalization accounting, it will allocate a portion of its undistributed investment company taxable income and net capital gain to redemptions of Fund shares and will correspondingly reduce the amount of such income and realized capital gains that it distributes to shareholders. If the IRS determines that a Fund’s allocation is improper and that the Fund has under-distributed its income and realized capital gain for any taxable year, the Fund may be liable for federal income and/or excise tax.
The Funds are generally permitted to carry forward capital losses for an unlimited period. Additionally, capital loss carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation. In the event that a Fund were to experience an ownership change as defined under the Code, the loss carryforwards and other favorable tax attributes of the Fund, if any, may be subject to limitation.
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As of October 31, 2023, the Funds had the following capital loss carryforwards as indicated below. Each such Fund’s capital loss carryover is available to offset that Fund’s future realized capital gains to the extent provided in the Code and regulations thereunder.
FUND	SHORT-TERM CAPITAL LOSS CARRYFORWARD WITH NO EXPIRATION	LONG-TERM CAPITAL LOSS CARRYFORWARD WITH NO EXPIRATION
Balanced Income Fund	$17,414,286	$0
Balanced Retirement Fund*	$22,987,519	$4,442,924
Capital Appreciation Fund	$0	$15,300,417
Climate Opportunities Fund	$4,039,025	$1,592,723
Conservative Allocation Fund	$0	$1,712,216
Dynamic Bond Fund	$0	$158,131
Emerging Markets Equity Fund	$56,167,877	$11,027,476
Emerging Markets Local Debt Fund	$20,421,287	$56,816,945
Floating Rate Fund	$51,824,411	$546,770,142
Global Impact Fund*	$13,900,707	$22,043,719
Growth Allocation Fund	$0	$3,980,862
Growth Opportunities Fund	$551,256,267	$228,679,091
Healthcare Fund	$3,928,889	$11,183,982
High Yield Fund	$4,788,776	$35,607,136
Inflation Plus Fund	$14,684,841	$73,884,329
International Equity Fund	$22,324,454	$7,990,328
International Growth Fund	$16,983,963	$12,993,271
International Opportunities Fund	$317,405,442	$0
International Value Fund	$7,994,979	$211,821,448
Low Duration High Income Fund	$9,659,679	$79,241,336
Moderate Allocation Fund	$0	$4,803,791
Multi-Asset Income Fund	$29,420,313	$12,906,336
Municipal Opportunities Fund	$34,903,489	$39,508,630
Municipal Short Duration Fund	$327,726	$304,450
Real Asset Fund*	$12,370,071	$92,506,454
Short Duration Fund	$1,864,701	$29,929,093
Small Company Fund	$130,923,194	$12,074,572
Strategic Income Fund*	$190,907,687	$326,676,436
Sustainable Municipal Bond Fund	$2,988,217	$2,793,976
Total Return Bond Fund	$171,830,931	$123,394,669
World Bond Fund	$57,905,402	$105,808,029
*
Future utilization of losses are subject to limitation under current tax laws.
In determining its net capital gain, including in connection with determining the amount available to support a capital gain dividend, its taxable income and its earnings and profits, a Fund generally may elect to treat part or all of any post-October capital loss (defined as any net capital loss attributable to the portion, if any, of the taxable year after October 31 or, if there is no such loss, the net long-term capital loss or net short-term capital loss attributable to any such portion of the taxable year) or late-year ordinary loss (generally, the sum of its (i) net ordinary loss, if any, from the sale, exchange or other taxable disposition of property, attributable to the portion, if any, of the taxable year after October 31, and its (ii) other net ordinary loss, if any, attributable to the portion, if any, of the taxable year after December 31) as if incurred in the succeeding taxable year.
With respect to the Funds other than the Funds of Funds, if a Fund acquires stock in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, rents, royalties or capital gain) or hold at least 50% of their total assets in investments producing such passive income (“passive foreign investment companies”), that Fund could be subject to federal income tax and additional interest charges on “excess distributions” received from such companies or gain from the sale of stock in such companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders. The Fund would not be able to pass through to its shareholders any credit or deduction for such a tax. Certain elections may, if available, ameliorate these adverse tax consequences, but any such election may require the applicable Fund to recognize taxable income or gain without the concurrent receipt of cash. Any Fund may limit and/or manage its holdings in passive foreign investment companies to minimize its tax liability.
With respect to the Funds other than the Funds of Funds, foreign exchange gains and losses realized by a Fund in connection with certain transactions involving non-dollar debt securities, certain foreign currency futures contracts, foreign currency option contracts, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Code provisions which generally treat such gains and losses as ordinary income and losses and may affect the amount, timing and character of distributions to shareholders. Any such transactions that are not directly related to a Fund’s investment in
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securities (possibly including speculative currency positions or currency derivatives not used for hedging purposes) could, under future Treasury regulations, produce income not among the types of “qualifying income” from which the Fund must derive at least 90% of its annual gross income.
With respect to the Funds other than the Funds of Funds, investments in below investment grade instruments may present special tax issues for a Fund. U.S. federal income tax rules are not entirely clear about issues such as when a Fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless instruments, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a bankruptcy or workout context are taxable. These and other issues will be addressed by a Fund to the extent necessary in order to seek to ensure that it distributes sufficient income that it does not become subject to U.S. federal income or excise tax.
Pay-in-kind instruments (“PIKs”) are securities that pay interest in either cash or additional securities, at the issuer’s option, for a specified period. PIKs, like zero-coupon bonds, are designed to give an issuer flexibility in managing cash flow. PIK bonds can be either senior or subordinated debt and trade flat (i.e., without accrued interest). The price of PIK bonds is expected to reflect the market value of the underlying debt plus an amount representing accrued interest since the last payment. PIKs are usually less volatile than zero-coupon bonds, but more volatile than cash pay securities.
With respect to the Funds other than the Funds of Funds, each Fund that invests in certain PIKs, zero coupon securities or certain deferred interest securities (and, in general, any other securities with original issue discount or with market discount if the Fund elects to include market discount in current income) must accrue income on such investments prior to the receipt of the corresponding cash. However, because each Fund must meet the 90% distribution requirement to qualify as a regulated investment company, the Fund may have to dispose of its portfolio investments under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy the applicable distribution requirements.
The tax treatment of income, gains and losses attributable to foreign currencies (and derivatives on such currencies), and various other special tax rules applicable to certain financial transactions and instruments could affect the amount, timing and character of a Fund’s distributions. In some cases, these tax rules could also result in a retroactive change in the tax character of prior distributions and may also possibly cause all, or a portion, of prior distributions to be reclassified as returns of capital for tax purposes.
With respect to the Funds other than the Funds of Funds, the federal income tax rules applicable to interest rate swaps, caps and floors are unclear in certain respects, and a Fund may be required to account for these transactions in a manner that, in certain circumstances, may limit the degree to which it may use these transactions.
REIT/REMIC Investments. A Fund may invest in REITs owning residual interests in real estate mortgage investment conduits (“REMICs”). Income from a REIT to the extent attributable to a REMIC residual interest (known as “excess inclusion” income) is allocated to a Fund’s shareholders in proportion to the dividends received from the Fund, producing the same income tax consequences as if the Fund shareholders directly received the excess inclusion income. In general, excess inclusion income (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) constitutes “unrelated business taxable income” to certain entities (such as a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity), and (iii) in the case of a non-U.S. shareholder, does not qualify for any withholding tax reduction or exemption. In addition, if at any time during any taxable year certain types of entities own Fund Shares, the Fund will be subject to a tax equal to the product of (i) the excess inclusion income allocable to such entities and (ii) the highest U.S. federal income tax rate imposed on corporations. A Fund also is subject to information reporting with respect to any excess inclusion income.
Individuals, trusts, and estates generally may deduct 20% of “qualified business income,” which includes all ordinary REIT dividends, through 2025.
SHAREHOLDER TAXATION
The following discussion of certain federal income tax issues of shareholders of the Funds is a general and abbreviated summary based on tax laws and regulations in effect on the date of this SAI. Tax law is subject to change by legislative, administrative or judicial action. The following discussion relates solely to U.S. federal income tax law as applicable to U.S. taxpayers (e.g., U.S. citizens or residents and U.S. domestic corporations, trusts or estates). The discussion does not address special tax rules applicable to certain classes of investors, such as qualified retirement accounts or trusts, tax-exempt entities, insurance companies, entities treated as partnerships for U.S. federal income tax purposes, banks and other financial institutions or to non-U.S. taxpayers. Dividends, capital gain distributions, and ownership of or gains realized on the redemption (including an exchange) of the shares of a Fund may also be subject to state and local taxes. This summary does not address any federal estate tax issues that may arise from ownership of Fund shares. Shareholders should consult their own tax advisers as to the federal, state and local tax consequences of ownership of shares of, and receipt of distributions from, the Funds in their particular circumstances.
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With respect to the Funds other than the Funds of Funds, in general, as described in the prospectuses, distributions from a Fund are generally taxable to shareholders as ordinary income, qualified dividend income, or long-term capital gains. Distributions of a Fund’s investment company taxable income (other than qualified dividend income) are taxable as ordinary income to shareholders to the extent of the Fund’s current or accumulated earnings and profits, whether paid in cash or reinvested in additional shares. Distributions from net short-term capital gains are taxable to a shareholder as ordinary income. Distributions of a Fund’s net capital gain properly designated by the Fund as “capital gain dividends” are taxable to a shareholder as long-term capital gain regardless of the shareholder’s holding period for his or her shares and regardless of whether paid in cash or reinvested in additional shares. To the extent that a Fund derives dividends from domestic corporations, a portion of the income distributions of that Fund may be eligible for the deduction for dividends received by corporations. Shareholders will be informed of the portion of dividends which so qualify. The dividends-received deduction is reduced to the extent the shares held by the Fund with respect to which the dividends are received are treated as debt-financed under federal income tax law and is eliminated if either those shares or the shares of the Fund are deemed to have been held by the Fund or the shareholders, as the case may be, for less than 46 days during the 90-day period beginning 45 days before the shares become ex-dividend (or, in the case of certain preferred shares, for less than 91 days during the 180-day period beginning 90 days before the shares become ex-dividend). Properly reported distributions of qualified dividend income generally are taxable to individual shareholders at the same rates that apply to long-term capital gains, if certain holding period and other requirements are met. Dividend distributions will not be eligible for the reduced rates applicable to qualified dividend income unless, among other things, the shares held by the Fund with respect to which dividends are paid and the shares of the Fund are deemed to have been held by the Fund and the shareholders, respectively, for more than 60 days during the 121-day period beginning 60 days before the shares become ex-dividend (or, in the case of certain preferred shares, for more than 90 days during the 181-day period beginning 90 days before the shares become ex-dividend). Distributions, if any, in excess of earnings and profits usually constitute a return of capital, which first reduces an investor’s tax basis in the Fund’s shares and thereafter (after such basis is reduced to zero) generally gives rise to capital gains. Shareholders electing to receive distributions in the form of additional shares have a cost basis for federal income tax purposes in each share so received equal to the amount of cash they would have received had they elected to receive the distribution in cash. For a summary of the tax rates applicable to capital gains, including capital gain dividends, see the discussion below.
With respect to a Fund of Funds, in general, as described in their prospectuses, distributions from a Fund of Funds are generally taxable to shareholders as ordinary income, qualified dividend income, or long-term capital gains. Distributions of a Fund of Funds’ investment company taxable income (other than qualified dividend income) are taxable as ordinary income to shareholders to the extent of the Fund of Funds’ current or accumulated earnings and profits, whether paid in cash or reinvested in additional shares. An Underlying Fund may realize capital gain or loss in connection with sales or other dispositions of its portfolio securities. Any net capital gains may be distributed to a Fund of Funds as capital gain distributions. A Fund of Funds may also derive capital gains and losses in connection with sales of shares of the Underlying Funds. Distributions of a Fund of Funds’ net capital gain properly designated by the Fund of Funds as “capital gain dividends” are taxable to a shareholder as long-term capital gain regardless of the shareholder’s holding period for his or her shares and regardless of whether paid in cash or reinvested in additional shares. To the extent that an Underlying Fund derives dividends from domestic corporations, a portion of the income distributions of a Fund of Funds which invests in that Underlying Fund may be eligible for the deduction for dividends received by corporations. Shareholders will be informed of the portion of dividends which so qualify. The dividends-received deduction is reduced to the extent the shares held by the Underlying Fund with respect to which the dividends are received are treated as debt-financed under federal income tax law and is eliminated if either those shares or the shares of the Underlying Fund or the Fund of Funds are deemed to have been held by the Underlying Fund, the Fund of Funds or the shareholders, as the case may be, for less than 46 days during the 90-day period beginning 45 days before the shares become ex-dividend (or, in the case of certain preferred shares, for less than 91 days during the 180-day period beginning 90 days before the shares become ex-dividend). Properly reported distributions of qualified dividend income generally are taxable to individual shareholders at the same rates that apply to long-term capital gains, if certain holding period and other requirements are met. Dividend distributions will not be eligible for the reduced rates applicable to qualified dividend income unless, among other things, the shares held by the Underlying Fund with respect to which dividends are paid, the shares of the Underlying Fund, and the shares of the Fund of Funds are deemed to have been held by the Underlying Fund, the Fund of Funds, and the shareholders, respectively, for more than 60 days during the 121-day period beginning 60 days before the shares become ex-dividend (or, in the case of certain preferred shares, for more than 90 days during the 181-day period beginning 90 days before the shares become ex-dividend). Distributions, if any, in excess of earnings and profits usually constitute a return of capital, which first reduces an investor’s tax basis in the Funds of Funds’ shares and thereafter (after such basis is reduced to zero) generally gives rise to capital gains. Shareholders electing to receive distributions in the form of additional shares have a cost basis for federal income tax purposes in each share so received equal to the amount of cash they would have received had they elected to receive the distribution in cash. For a summary of the tax rates applicable to capital gains, including capital gain dividends, see the discussion below. Distributions, if any, in excess of earnings and profits usually constitute a return of capital,
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which first reduces an investor’s tax basis in the Funds of Funds’ shares and thereafter (after such basis is reduced to zero) generally gives rise to capital gains. Shareholders electing to receive distributions in the form of additional shares have a cost basis for federal income tax purposes in each share so received equal to the amount of cash they would have received had they elected to receive the distribution in cash. For a summary of the tax rates applicable to capital gains, including capital gain dividends, see the discussion below.
At the Companies' option, the Companies may cause a Fund to retain some or all of its net capital gain for a tax year, but may designate the retained amount as a “deemed distribution.” In that case, among other consequences, the Fund pays tax on the retained amount for the benefit of its shareholders, the shareholders are required to report their share of the deemed distribution on their tax returns as if it had been distributed to them, and the shareholders may report a credit for the tax paid thereon by the Fund. The amount of the deemed distribution net of such tax is added to the shareholder’s cost basis for his or her shares. Since the Companies expect each Fund to pay tax on any retained net capital gain at its regular corporate capital gain tax rate, and since that rate is in excess of the maximum rate currently payable by individuals on long-term capital gain, the amount of tax that individual shareholders are treated as having paid will exceed the amount of tax that such shareholders would be required to pay on the retained net capital gain. A shareholder that is not subject to U.S. federal income tax or tax on long-term capital gain should be able to file a return on the appropriate form or a claim for refund that allows such shareholder to recover the taxes paid by the Fund on his or her behalf. In the event that a Company chooses this option on behalf of a Fund, the Company must provide written notice to the shareholders prior to the expiration of 60 days after the close of the relevant tax year.
Any dividend declared by a Fund in October, November, or December of any calendar year, payable to shareholders of record on a specified date in such a month and actually paid during January of the following year, is treated as if it had been received by the shareholders on December 31 of the year in which the dividend was declared.
An investor should consider the tax implications of buying shares just prior to a distribution (other than an exempt-interest dividend, described below). Even if the price of the shares includes the amount of the forthcoming distribution, the shareholder generally will be taxed upon receipt of the distribution and is not entitled to offset the distribution against the tax basis in his or her shares. In addition, an investor should be aware that, at the time he or she purchases shares of a Fund, a portion of the purchase price is often attributable to realized or unrealized appreciation in the Fund’s portfolio or undistributed taxable income of the Fund. Subsequent distributions from such appreciation or income may be taxable to such investor even if the net asset value of the investor’s shares is, as a result of the distributions, reduced below the investor’s cost for such shares, and the distributions in reality represent a return of a portion of the purchase price.
A shareholder generally recognizes taxable gain or loss on a sale or redemption (including by exercise of the exchange privilege) of his or her shares. The amount of the gain or loss is measured by the difference between the shareholder’s adjusted tax basis in his or her shares and the amount of the proceeds received in exchange for such shares. Any gain or loss arising from (or, in the case of distributions in excess of earnings and profits, treated as arising from) the sale or redemption of shares generally is a capital gain or loss if such shares are held as capital assets. This capital gain or loss normally is treated as a long-term capital gain or loss if the shareholder has held his or her shares for more than one year at the time of such sale or redemption; otherwise, it is classified as short-term capital gain or loss. If, however, a shareholder receives a capital gain dividend with respect to any share of a Fund, and the share is sold before it has been held by the shareholder for at least six months, then any loss on the sale or exchange of the share, to the extent of the capital gain dividend, is treated as a long-term capital loss. In addition, all or a portion of any loss realized upon a taxable disposition of shares may be disallowed if other shares of the same Fund are purchased (including any purchase through a reinvestment of distributions from the Fund) within 30 days before or after the disposition. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Also, if a shareholder who incurred a sales charge on the acquisition of shares of a Fund sells his or her shares within 90 days of purchase and subsequently acquires shares of the same or another series of the Companies on which a sales charge normally is imposed without paying such sales charge in accordance with the exchange privilege described in the prospectuses, such shareholder will not be entitled to include the amount of the sales charge in his or her basis in the shares sold for purposes of determining gain or loss. The disallowance of the sales charge only applies to the extent that the subsequently acquired shares are purchased prior to February 1 of the calendar year following the initial sales charge. In these cases, any gain on the disposition of the shares of the Fund is increased, or loss decreased, by the amount of the sales charge paid when the shares were acquired, and that amount will increase the adjusted basis of the shares of the Fund subsequently acquired.
Individuals (and certain other non-corporate entities) are generally eligible for a 20% deduction with respect to taxable ordinary dividends from REITs (“Qualifying REIT Dividends”) and certain taxable income from publicly traded partnerships (“MLP Income”) through 2025. Applicable treasury regulations permit a regulated investment company to pass through to its shareholders Qualifying REIT Dividends eligible for the 20% deduction. However, the regulations do not provide a mechanism for a RIC to pass through to its shareholders MLP Income that would be eligible for such deduction. It is uncertain whether future legislation or other guidance will enable a RIC to pass through the special character of MLP Income to the RIC’s shareholders.
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The Funds (or their administrative agents) are required to report to the IRS and furnish to shareholders the cost basis information for sale transactions of shares purchased on or after January 1, 2012. Shareholders may elect to have one of several cost basis methods applied to their account when calculating the cost basis of shares sold, including average cost, FIFO (“first-in, first-out”) or some other specific identification method. Unless you instruct otherwise, the Funds will use average cost as their default cost basis method, and will treat sales as first coming from shares purchased prior to January 1, 2012. The cost basis method a shareholder elects may not be changed with respect to a redemption of shares after the settlement date of the redemption. Shareholders should consult with their tax advisors to determine the best cost basis method for their tax situation. Shareholders that hold their shares through a financial intermediary should contact such financial intermediary with respect to reporting of cost basis and available elections for their accounts.
In general, non-corporate shareholders currently are subject to a maximum federal income tax rate of either 15% or 20% (depending on whether the shareholder’s income exceeds certain threshold amounts) on their net long-term capital gain (the excess of net long-term capital gain over net short-term capital loss) for a taxable year (including a long-term capital gain derived from an investment in the shares) and certain qualified dividend income, while other income may be taxed at rates as high as 37%, for taxable years beginning after 2017 and before 2026 (if not extended further by Congress). Shareholders must satisfy a holding period of more than 60 days with respect to a distribution that is otherwise eligible to be treated as a qualified dividend during the 121-day period that begins 60 days before the ex-dividend date. Corporate taxpayers currently are subject to federal income tax on net capital gain at the maximum rate also applied to ordinary income (21%). Tax rates imposed by states and local jurisdictions on capital gain and ordinary income may differ. Non-corporate shareholders with net capital losses for a year (i.e., capital losses in excess of capital gains) generally may deduct up to $3,000 of such losses against their ordinary income each year; any net capital losses of a non-corporate shareholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate shareholders generally may not deduct any net capital losses for a year, but may carry back such losses for three years or carry forward such losses for five years.
An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of US individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts. Each Fund sends to each of its shareholders, as promptly as possible after the end of each calendar year, a notice detailing, on a per share and per distribution basis, the amounts includible in such shareholder’s taxable income for such year as ordinary income and as long-term capital gain. In addition, the federal tax status of each year’s distributions generally is reported to the IRS. Distributions may also be subject to additional state, local, and foreign taxes depending on a shareholder’s particular situation.
Certain distributions reported by a Fund as section 163(j) interest dividends may be treated as interest income by shareholders for purposes of the tax rules applicable to interest expense limitations under Code section 163(j). Such treatment by the shareholder is generally subject to holding period requirements and other potential limitations, although the holding period requirements are generally not applicable to dividends declared by money market funds and certain other funds that declare dividends daily and pay such dividends on a monthly or more frequent basis. The amount that a Fund is eligible to report as a Section 163(j) dividend for a tax year is generally limited to the excess of the Fund’s business interest income over the sum of the Fund’s (i) business interest expense and (ii) other deductions properly allocable to the Fund’s business interest income.
Dividends paid by a Fund to a non-U.S. shareholder generally are subject to U.S. withholding tax at a rate of 30% (unless the tax is reduced or eliminated by an applicable treaty). Certain properly designated dividends paid by a Fund, however, generally are not subject to this tax, to the extent paid from net capital gains. In addition, a portion of a Fund’s distributions received by a non-U.S. investor may be exempt from U.S. withholding tax to the extent attributable to U.S. source interest income and short-term capital gains if such amounts are properly reported by the Fund. However, depending on the circumstances, a Fund may designate all, some or none of the Fund’s potentially eligible dividends as eligible for the exemption, and a portion of a Fund's distributions (e.g. interest from non-U.S. sources or any foreign currency gains) would be ineligible for this potential exemption from withholding.
Under the Foreign Investment in Real Property Tax Act of 1980, as amended (“FIRPTA”), provisions of the Code, a non-U.S. shareholder is subject to withholding tax in respect of a disposition of a U.S. real property interest and any gain from such disposition is subject to U.S. federal income tax as if such person were a U.S. person. Such gain is sometimes referred to as “FIRPTA gain.” If a Fund is a “U.S. real property holding corporation” and is not domestically controlled, any gain realized on the sale or exchange of Fund shares by a non-U.S. shareholder that owns at any time during the five-year period ending on the date of disposition more than 5% of a class of Fund shares would be FIRPTA gain. A Fund will be a “U.S. real property holding corporation” if, in general, 50% or more of the fair market value of its assets consists of U.S. real property interests, including stock of certain U.S. REITs.
The Code provides a look-through rule for distributions of FIRPTA gain by a regulated investment company if all of the following requirements are met: (i) the regulated investment company is classified as a “qualified investment entity” (which includes a regulated investment company if, in general more than 50% of the regulated investment company’s assets consists of interest in REITs and U.S. real property holding corporations); and (ii) you are a non-U.S. shareholder that owns more than 5% of the Fund’s shares at any time during the one-year period ending on the date of the distribution. If these conditions are met, Fund distributions
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to you to the extent derived from gain from the disposition of a U.S. real property interest, may also be treated as FIRPTA gain and therefore subject to U.S. federal income tax, and requiring that you file a nonresident U.S. income tax return. Also, such gain may be subject to a 30% branch profits tax in the hands of a non-U.S. shareholder that is a corporation. Even if a non-U.S. shareholder does not own more than 5% of the Fund’s shares, Fund distributions that are attributable to gain from the sale or disposition of a U.S. real property interest will be taxable as ordinary dividends subject to withholding at a 30% or lower treaty rate. Non-U.S. shareholders also may be subject to "wash sale" rules intended to prevent the avoidance of the tax filing and tax payment obligations discussed above through the sale and repurchase of Fund shares.
The Funds are required to withhold U.S. tax (at a 30% rate) on payments of dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to the Funds to enable the Funds to determine whether withholding is required.
Non-U.S. shareholders may also be subject to U.S. estate tax with respect to their shares of a Fund.
A Fund may be required to withhold U.S. federal income tax (currently, at a rate of 24%) (“backup withholding”) from all taxable distributions payable to (1) any shareholder who fails to furnish the applicable Company with its correct taxpayer identification number or a certificate that the shareholder is exempt from backup withholding, and (2) any shareholder with respect to whom the IRS notifies the Company that the shareholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. An individual’s taxpayer identification number is his or her social security number. The backup withholding tax is not an additional tax and may be credited against a taxpayer’s regular federal income tax liability.
MUNICIPAL OPPORTUNITIES FUND, MUNICIPAL SHORT DURATION FUND AND SUSTAINABLE MUNICIPAL BOND FUND
Each of Municipal Opportunities Fund, Municipal Short Duration Fund and Sustainable Municipal Bond Fund will be permitted to distribute any tax-exempt interest earned by the Fund to its shareholders as tax-exempt “exempt-interest dividends,” provided that at least 50% of the value of the Fund’s assets at the end of each quarter of its taxable year is invested in state, municipal and other obligations the interest on which is excluded from gross income under Section 103(a) of the Code. Each of these Funds intends to satisfy this 50% requirement in order to permit its distributions of tax-exempt interest to be treated as such for federal income tax purposes in the hands of its shareholders. Portions of the dividends paid each of these Funds may be includable in gross income for federal income tax purposes or, in the alternative, may be subject to federal alternative minimum taxes. Dividends paid by Municipal Opportunities Fund, Municipal Short Duration Fund and Sustainable Municipal Bond Fund may also be subject to state and local income taxes.
Under the Code, interest on indebtedness incurred or continued to purchase or carry shares of Municipal Opportunities Fund, Municipal Short Duration Fund and Sustainable Municipal Bond Fund is not deductible by the investor in proportion to the percentage of the applicable Fund’s distributions from investment income that is exempt from federal income tax. State laws may also restrict the deductibility of interest on indebtedness incurred or continued to purchase or carry shares of these Funds. Indebtedness may be allocated to shares of a Fund even though not directly traceable to the purchase of such shares. In addition, any loss realized by a shareholder of each of these Funds upon the sale of shares held for six months or less may be disallowed to the extent of any exempt-interest dividends received with respect to such shares. For Fund shares acquired after December 22, 2010, this loss disallowance does not apply provided that the exempt-interest dividend was a regular dividend and the applicable Fund declares exempt-interest dividends on a daily basis in an amount equal to at least 90% of its net tax-exempt interest and distributes such dividends on at least a monthly basis.
If Municipal Opportunities Fund, Municipal Short Duration Fund or Sustainable Municipal Bond Fund disposes of a municipal obligation that it acquired after April 30, 1993 at a market discount, it must recognize any gain it realizes on the disposition as ordinary income (and not as capital gain) to the extent of the accrued market discount.
Certain deductions otherwise allowable to financial institutions and property and casualty insurance companies will be eliminated or reduced by reason of the receipt of certain exempt-interest dividends.
Shareholders who are “substantial users” (or persons related thereto) of facilities financed by governmental obligations should consult their advisers before investing in Municipal Opportunities Fund, Municipal Short Duration Fund or Sustainable Municipal Bond Fund.
Tax-exempt income will be included in determining the taxability of social security payments and railroad retirement benefits. Tax-exempt income received by a tax-deferred retirement will generally be taxable when later distributed from that account.
TAXATION OF THE UNDERLYING FUNDS
With respect to the Funds of Funds, each Underlying Fund intends to qualify annually and elect to be treated as a regulated investment company under Subchapter M of the Code. In any year in which an Underlying Fund qualifies as a regulated investment company and timely distributes all of its taxable income, the Funds of Funds generally will not pay any federal income or excise tax.
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The Funds of Funds will not be able to offset gains distributed by one Underlying Fund in which they invest against losses in another Underlying Fund in which they invest. Redemptions of shares in an Underlying Fund, including those resulting from changes in the allocation among Underlying Funds, could also cause additional distributable gains to shareholders of the Funds of Funds. A portion of any such gains may be short-term capital gains that would be distributable as ordinary income to shareholders of the Funds of Funds. Further, a portion of losses on redemptions of shares in the Underlying Funds may be deferred under the wash sale rules. As a result of these factors, the use of the fund of funds structure by the Funds of Funds could therefore affect the amount, timing and character of distributions to shareholders.
PRINCIPAL UNDERWRITER
HFD serves as the principal underwriter to each Fund. HFD is located at 690 Lee Road, Wayne, Pennsylvania 19087.
CUSTODIAN
Portfolio securities of each Fund are held pursuant to a Custodian Agreement between each Company and State Street Bank and Trust Company, One Congress Street, Suite 1, Boston, Massachusetts 02114.
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
PricewaterhouseCoopers LLP (“PwC”) served as the Funds' Independent Registered Public Accounting Firm for the fiscal year ended October 31, 2023. PwC is located at Two Commerce Square, 2001 Market Street, Suite 1800, Philadelphia, Pennsylvania 19103.
OTHER INFORMATION
The Hartford has granted the Companies the right to use the name “The Hartford” or “Hartford,” and has reserved the right to withdraw its consent to the use of such name by the Companies and the Funds at any time, or to grant the use of such name to any other company.
HFMC and The Hartford Mutual Funds, Inc. have entered into a licensing arrangement with AARP, Inc. (“AARP”) under which AARP receives a royalty from HFMC out of its own resources for licensing its brand to the Hartford AARP Balanced Retirement Fund. Hartford AARP Balanced Retirement Fund is managed by HFMC, an investment adviser registered with the SEC, and distributed by HFD, a broker-dealer registered with the SEC and an affiliate of HFMC. HFMC and its affiliates are not affiliated with AARP or its affiliates. AARP and its affiliates are not broker-dealers or investment advisers and are not acting in any such capacity with respect to Hartford AARP Balanced Retirement Fund. AARP and its affiliates do not offer, recommend, or endorse HFMC or any of its affiliates and are not making any recommendations regarding an investment in Hartford AARP Balanced Retirement Fund.
CODE OF ETHICS
Each of the Funds, HFMC, HFD and the sub-adviser(s) have adopted a code of ethics under Rule 17j-1 of the 1940 Act (each a “Code of Ethics” and collectively, the “Codes of Ethics”). Each Code of Ethics is designed to protect the interests of Fund shareholders. Under each Code of Ethics, personnel subject to the code are permitted to trade securities for their own account, including securities that may be purchased or held by a Fund, subject to certain restrictions. Each Code of Ethics has been filed with the SEC and may be viewed by the public.
FINANCIAL STATEMENTS
The Funds’ audited financial statements for the fiscal year ended October 31, 2023, together with the notes thereto, and reports of PwC, are incorporated by reference from the Funds’ Annual Reports for the fiscal year ended October 31, 2023 into this SAI (meaning such documents are legally a part of this SAI) and are on file with the SEC. No other portions of the audited financials are incorporated by reference herein. The Annual Reports for the series of The Hartford Mutual Funds, Inc. were filed with the U.S. Securities and Exchange Commission ("SEC") and are available on the SEC website at https://www.sec.gov/Archives/edgar/data/1006415/000119312524000389/d647714dncsr.htm . The Annual Report for the series of The Hartford Mutual Funds II, Inc. included in this SAI was filed with the SEC and is available on the SEC website at https://www.sec.gov/Archives/edgar/data/49905/000119312524000388/d489939dncsr.htm . Each Fund’s Annual Report is available without charge by calling the Funds at 1-888-843-7824; by visiting the Funds’ website at hartfordfunds.com; or on the SEC’s website at www.sec.gov.
PROXY VOTING POLICIES AND PROCEDURES
The Board of each Company believes that the voting of proxies with respect to securities held by each Fund is an important element of the overall investment process. Pursuant to the Funds’ Policy Related to Proxy Voting, as approved by the Board of each Company, HFMC has delegated to the sub-adviser(s) the authority to vote all proxies relating to each sub-advised Fund’s portfolio securities, subject to oversight by HFMC. A sub-adviser’s exercise of this delegated proxy voting authority is subject to oversight by HFMC. A sub-adviser has a duty to vote or not vote such proxies in the best interests of the sub-advised Fund and its shareholders, and to avoid the influence of conflicts of interest. With respect to the Funds of Funds, the Funds’ policy acknowledges that the
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members of the Board of the Funds of Funds also serve as members of the Board of the Underlying Funds, and provides that HFMC will vote any proxies of an Underlying Fund in accordance with the recommendation of the Board, unless the Board directs HFMC to vote the proxies of the Underlying Fund in some other manner, including (but not limited to) voting in the same proportion as the vote of unaffiliated shareholders of the Underlying Fund. If a security has not been restricted from securities lending and the security is on loan over a record date, the Fund’s sub-adviser may not be able to vote any proxies for that security. In addition, if a sub-adviser requests that HFMC vote a proxy in a Fund because the sub-adviser believes it has a conflict of interest with respect to the proxy that cannot be sufficiently mitigated, HFMC may vote such securities. HFMC will vote in accordance with its determination as to what is in the Fund’s best interest and may consider the sub-adviser’s proxy voting policies and any recommendation provided by a proxy advisory firm, or HFMC may also elect to abstain from voting the proxy. The policies and procedures (or a summary of the policies and procedures) used by HFMC and the sub-advisers to determine how to vote certain proxies relating to portfolio securities are set forth in Appendix A. However, more complete information should be obtained by reviewing the Funds’ voting records. Each Fund is required to file annually its proxy voting record on Form N-PX with the SEC. Form N-PX is required to be filed by August 31 of each year. Information on how a Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available (1) without charge, upon request, by calling 1-888-843-7824 and (2) on the SEC’s website at www.sec.gov. Amendments to Form N-PX will also require Funds to make available their proxy voting record on the Funds’ website after a Fund’s N-PX filing with the SEC, with the first filings subject to the amendments due by the end of August 2024.
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APPENDIX A: PROXY VOTING POLICIES AND PROCEDURES
Hartford Funds Management Company, LLC
The Funds of Funds allocate their assets in a combination of other Hartford mutual funds and exchange traded funds (each a “Hartford Fund”). If an underlying Hartford Fund has a shareholder meeting, HFMC votes proxies of the underlying Hartford Fund in accordance with the recommendation of the Board, unless the Board directs HFMC to vote the proxies of the underlying Hartford Fund in some other manner, including (but not limited to) voting in the same proportion as the vote of unaffiliated shareholders of the underlying Hartford Fund (sometimes called “mirror” or “echo voting”).
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Wellington Management Company LLP
Global Proxy Policy and Procedures
INTRODUCTION
Wellington Management Company LLP (“Wellington Management”) has adopted and implemented policies and procedures that it believes are reasonably designed to ensure that proxies are voted in the best interests of clients for whom it exercises proxy voting discretion.
The purpose of this document is to outline Wellington Management’s approach to executing proxy voting.
Wellington Management’s Proxy Voting Guidelines (the “Guidelines”), which are contained in a separate document, set forth broad guidelines and positions on common issues that Wellington Management uses for voting proxies. The Guidelines set out Wellington Management’s general expectations on how they vote rather than rigid rules that they apply without consideration of the particular facts and circumstances.
STATEMENT OF POLICY
Wellington Management:
1)
Votes client proxies for clients that have affirmatively delegated proxy voting authority, in writing, unless we have arranged in advance with a particular client to limit the circumstances in which the client would exercise voting authority or we determine that it is in the best interest of one or more clients to refrain from voting a given proxy;
2)
Seeks to vote proxies in the best financial interests of the clients for which we are voting.
3)
Identifies and resolves all material proxy-related conflicts of interest between the firm and our clients in the best interests of the client.
RESPONSIBILITY AND OVERSIGHT
The Proxy Voting Team monitors regulatory requirements with respect to proxy voting and works with the firm’s Legal and Compliance Group and the Investment Stewardship Committee to develop practices that implement those requirements. The Proxy Voting Team also acts as a resource for portfolio managers and investment research analysts on proxy matters as needed. Day-to-day administration of the proxy voting process is the responsibility of the Proxy Voting Team. The Investment Stewardship Committee, a senior, cross-functional group of experienced professionals, is responsible for oversight of the implementation of the Global Proxy Policy and Procedures, review and approval of the Guidelines, and identification and resolution of conflicts of interest. The Investment Stewardship Committee reviews the Guidelines as well as the Global Proxy Policy and Procedures annually.
PROCEDURES
Use of third-party voting agent
Wellington Management uses the services of a third-party voting agent for research and to manage the administrative aspects of proxy voting. We view third-party research as an input to our process. Wellington Management complements the research provided by its primary voting agent with research from other firms.
Our primary voting agent processes proxies for client accounts and maintains records of proxies voted. For certain routine issues, as detailed below, votes may be instructed according to standing instructions given to our primary voting agent, which are based on the Guidelines.
We manually review instances where our primary voting agent discloses a material conflict of interest of its own, potentially impacting its research outputs. We perform oversight of our primary voting agent, which involves regular service calls and an annual due diligence exercise, as well as regular touchpoints in the normal course of business.
Receipt of proxy
If a client requests that Wellington Management vote proxies on its behalf, the client must instruct its custodian bank to deliver all relevant voting materials to Wellington Management or its designated voting agent in a timely manner.
Reconciliation
Proxies for public equity securities received by electronic means are matched to the securities eligible to be voted, and a reminder is sent to custodians/trustees who have not forwarded the proxies due. This reconciliation is performed at the ballot level. Although proxies received for private equity securities, as well as those received in nonelectronic format for any securities, are voted as received, Wellington Management is not able to reconcile these ballots and does not notify custodians of nonreceipt; Wellington Management is only able to reconcile ballots where clients have consented to providing holdings information to its provider for this purpose.
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Proxy voting process
Our approach to voting is investment-led and serves as an influential component of our engagement and escalation strategy. The Investment Stewardship Committee, a cross-functional group of experienced professionals, oversees Wellington Management’s activities with regard to proxy voting practices.
Routine issues that can be addressed by the proxy voting guidance below are voted by means of standing instructions communicated to our primary voting agent. Some votes warrant analysis of specific facts and circumstances and therefore are reviewed individually. We examine such vote sources, including internal research notes, third-party voting research, and company engagement. While manual votes are often resolved by investment research teams, each portfolio manager is empowered to make a final decision for their relevant client portfolio(s), absent a material conflict of interest. Proactive portfolio manager input is sought under certain circumstances, which may include consideration of position size and proposal subject matter and nature. Where portfolio manager input is proactively sought, deliberation across the firm may occur. This collaboration does not prioritize consensus across the firm above all other interests but rather seeks to inform portfolio managers’ decisions by allowing them to consider multiple perspectives. Portfolio managers may occasionally arrive at different voting conclusions for their clients, resulting in different decisions for the same vote. Voting procedures and the deliberation that occurs before a vote decision are aligned with our role as active owners and fiduciaries for our clients.
Material conflict of interest identification and resolution processes
Further detail on our management of conflicts of interest can be found in our Stewardship Conflicts of Interest Policy, available on our website.
OTHER CONSIDERATIONS
In certain instances, Wellington Management may be unable to vote or may determine not to vote a proxy on behalf of one or more clients. While not exhaustive, the following are potential instances in which a proxy vote might not be entered.
Securities lending
Clients may elect to participate in securities lending. Such lending may impact their ability to have their shares voted. Under certain circumstances, and where practical considerations allow, Wellington Management may determine that the anticipated value of voting could outweigh the benefit to the client resulting from use of securities for lending and recommend that a client attempt to have its custodian recall the security to permit voting of related proxies. We do not borrow shares for the sole purpose of exercising voting rights.
Share blocking and reregistration
Certain countries impose trading restrictions or requirements regarding reregistration of securities held in omnibus accounts in order for shareholders to vote a proxy. The potential impact of such requirements is evaluated when determining whether to vote such proxies.
Lack of adequate information, untimely receipt of proxy materials, or excessive costs
Wellington Management may abstain from voting a proxy when the proxy statement or other available information is inadequate to allow for an informed vote; the proxy materials are not delivered in a timely fashion; or, in Wellington Management’s judgment, the costs of voting exceed the expected benefits to clients (included but not limited to instances such as when powers of attorney or consularization or the disclosure of client confidential information are required).
ADDITIONAL INFORMATION
Wellington Management maintains records related to proxies pursuant to Rule 204-2 of the Investment Advisers Act of 1940 (the “Advisers Act”), the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and other applicable laws. In addition, Wellington Management discloses voting decisions through its website, including the rationale for votes against management.
Wellington Management provides clients with a copy of its Global Proxy Policy and Procedures, as well as the Voting Guidelines and the Stewardship Conflicts of Interest Policy upon written request. In addition, Wellington Management will provide specific client information relating to proxy voting to a client upon written request.
Effective Date: 15 September 2023
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Schroder Investment Management North America Inc.
Proxy Voting Policy Summary
Schroder Investment Management North America Inc. (“the Adviser”) treats the voting of proxies as an important part of its management of client assets. It votes proxies in a manner that it deems to be in the best interest of its clients. This proxy voting policy outlines the approach taken by the Adviser to the responsible use of voting rights in companies on behalf of our clients.
Proxy Voting Policy Requirements
Pursuant to its Proxy Voting policy, Schroders votes on all shares in publicly quoted equities except as described below. Schroders votes on all of its clients’ shares covered by its policy, except in the following very limited circumstances:
•
Where there are share blocking requirements over the shares and the Investment team considers that the ability to trade the shares is more important than the ability to vote, it may elect not to do so. In this case, Schroders’ Corporate Governance team is consulted and must approve this decision.
•
Where the relevant Corporate Governance team considers that costs associated with voting the shares (for example, the financial and/or administrative cost of providing additional documentation) may outweigh the value of the ability to vote.
•
Where there are physical barriers to voting and/or timing issues. For example, where the Schroders proxy voting provider has not provided an electronic means to vote or has not provided their research (which enables Schroders to vote) more than one U.K. business day before the voting cut off.
All voting is conducted as per Global and Regional Voting Guidelines adopted by the Schroders Group.
Schroders Global Voting Guidelines can be found here. The Global Voting Guidelines set the minimum standards to be applied and are supported by the Regional Voting Guidelines, where applicable, which provide specific guidance on how to apply these locally. All voting is conducted in line with such Guidelines except in the circumstances described above.
Global and Regional Voting Guidelines are reviewed at least annually by regional Corporate Governance teams, with any material changes agreed with by the Compliance team.
Corporate Governance teams are responsible for conducting the voting on shares covered by Schroders Proxy Voting policy.
Corporate Governance teams discuss and agree with the relevant Investment teams how to vote with respect to each issuer’s shares covered by the policy with reference to the applicable Global and Regional Voting Guidelines, and any discussion and/or other engagement with each company. Once an agreement is reached, the relevant Corporate Governance team is responsible for voting accordingly.
Schroders has the ability to conduct all voting electronically.
All voting is conducted via the electronic voting platform provided by Schroders proxy voting provider, unless there are specific operational reasons not to do so or Schroders attends the meeting in person.
Voting Escalation Process
Where an agreement on how to vote the shares cannot be reached between the relevant Corporate Governance team and the relevant Investment team(s):
•
The Corporate Governance team and the Investment team(s) will each write a memo setting out their views on the resolution, how they believe the shares should be voted and their rationale.
•
The Corporate Governance team shall convene a meeting (electronically or physically) between the disagreeing parties and the Co-Head of Investment and Head of Equities who will adjudicate and make a decision on how to vote the shares.
•
The Corporate Governance team will document this decision in writing and vote the shares in accordance with the decision.
For the avoidance of doubt, Schroders is not required to follow any recommendations made by the Schroders proxy voting provider, provided as part of its research.
Conflicts of Interest
Schroders is responsible for monitoring and identifying situations that could give rise to a conflict of interest, including those that could give rise to a conflict of interest when voting at company meetings. Those responsible for monitoring and identifying situations that could give rise to a conflict of interest are responsible for informing the Corporate Governance team of any potential conflicts in accordance with Schroders Group Conflicts of Interest Policy.
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Where a potential conflict is identified with respect to an account on whose behalf the Corporate Governance team is voting, or the company being voted on, Schroders will typically follow the standard voting recommendations of the Schroders proxy voting provider.
Examples of potential conflicts of interest include, but are not limited to:
•
Where the company in question is a significant client, or part of the same group, as a significant client of Schroders.
•
Where the Schroders’ employee making the voting decision is a director of, significant shareholder of, or has a position of influence at the company in question.
•
Where a Schroders plc director or senior manager is a director of the company in question.
•
Where Schroders plc or an affiliate is a shareholder of the company being voted on.
•
Where there is a conflict of interest between one client and another client, or there is pressure to vote in a particular way due to a client request.
•
Where the Corporate Governance team votes on Schroders plc resolutions
There may be scenarios where it is in the best interest of a client to override the recommendations of the Schroders proxy voting provider. In such scenarios, Schroders will obtain approval for the decision from Schroders’ the Head of Equities (or other relevant asset class) with the reason for such a vote being recorded in writing. In cases where a recommendation from the Schroders proxy voting provider is not available, Schroders will vote in what it considers to be the best interests of its clients.
Corporate Actions
In the case of mergers, acquisitions or similar corporate actions where an account holds investments in both the target and the acquirer, Schroders acts in what it considers the best interests of its clients based on the information available at the time.
There may be other instances where different accounts, managed by the same or different Schroders fund managers, hold stocks on either side of a transaction. In these cases, the fund managers will each vote in the best interests of their respective clients. The Corporate Governance team will execute the votes on the instruction of the relevant Investment team(s).
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APPENDIX B: CREDIT RATINGS
The credit rating information which follows describes how the credit rating services mentioned presently rate the described securities or loans. No reliance is made upon the credit rating firms as “experts” as that term is defined for securities purposes. Rather, reliance on this information is on the basis that such ratings have become generally accepted in the investment business. With respect to Funds sub-advised by Wellington Management Company LLP (“Wellington Management”), the case of “split-rated” securities or loans (i.e., securities or loans assigned non-equivalent credit quality ratings, such as Baa by Moody’s but BB by Standard & Poor’s Global Ratings Services (“S&P Global Ratings”) or Ba by Moody’s Investor Services, Inc. (“Moody’s”) and BB by S&P Global Ratings but B by Fitch, Inc. (“Fitch”), Wellington Management will determine whether a particular security or loan is considered investment grade or below-investment grade for each of the Fund’s portfolios, except World Bond Fund, as follows: (a) if all three credit rating agencies have rated a security or loan the median credit rating is used for this determination and (b) if only two credit rating agencies have rated a security, the lower (e.g., most conservative) credit rating is used. With respect to the World Bond Fund, Wellington Management will determine whether a particular security or loan is considered investment grade or below-investment grade as follows: (a) if all three credit rating agencies have rated a security or loan the highest credit rating is used for this determination and (b) if only two credit rating agencies have rated a security, the highest credit rating is used.
LONG-TERM CREDIT RATINGS:
MOODY’S
Aaa –– Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.
Aa –– Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.
A –– Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.
Baa –– Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.
Ba –– Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.
B –– Obligations rated B are considered speculative and are subject to high credit risk.
Caa –– Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.
Ca –– Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.
C –– Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.
Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms. By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.
S&P GLOBAL RATINGS
AAA –– An obligation rated 'AAA' has the highest rating assigned by S&P Global Ratings. The obligor's capacity to meet its financial commitments on the obligation is extremely strong.
AA –– An obligation rated 'AA' differs from the highest-rated obligations only to a small degree. The obligor's capacity to meet its financial commitments on the obligation is very strong.
A –– An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitments on the obligation is still strong.
BBB –– An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.
BB, B, CCC, CC, and C –– Obligations rated 'BB', 'B', 'CCC', 'CC', and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.
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BB –– An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor's inadequate capacity to meet its financial commitments on the obligation.
B –– An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitments on the obligation.
CCC –– An obligation rated ‘CCC’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.
CC –– An obligation rated 'CC' is currently highly vulnerable to nonpayment. The 'CC' rating is used when a default has not yet occurred, but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.
C –– An obligation rated 'C' is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.
D –– An obligation rated 'D' is in default or in breach of an imputed promise. For non-hybrid capital instruments, the 'D' rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within the next five business days in the absence of a stated grace period or within the earlier of the stated grace period or the next 30 calendar days. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to 'D' if it is subject to a distressed debt restructuring.
Ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.
SHORT-TERM CREDIT RATINGS:
MOODY’S
P-1 – Ratings of Prime-1 reflect a superior ability to repay short-term obligations.
P-2 – Ratings of Prime-2 reflect a strong ability to repay short-term obligations.
P-3 – Ratings of Prime-3 reflect an acceptable ability to repay short-term obligations.
NP – Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.
S&P GLOBAL RATINGS
A-1 –– A short-term obligation rated ‘A–1’ is rated in the highest category by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitments on these obligations is extremely strong.
A-2 –– A short-term obligation rated ‘A–2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitments on the obligation is satisfactory.
A-3 –– A short-term obligation rated ‘A–3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken an obligor’s capacity to meet its financial commitments on the obligation.
B –– A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitments.
C –– A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.
D –– A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the 'D' rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to 'D' if it is subject to a distressed debt restructuring.
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RATING OF MUNICIPAL OBLIGATIONS:
S&P GLOBAL RATINGS
MUNICIPAL NOTES
An S&P Global Ratings U.S. municipal note rating reflects S&P Global Ratings' opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P Global Ratings' analysis will review the following considerations:
1. Amortization schedule - - the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and
2. Source of payment -- the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.
Municipal Short-Term Note Ratings are as follows:
SP-1 – Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.
SP-2 – Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.
SP-3 – Speculative capacity to pay principal and interest.
D – 'D' is assigned upon failure to pay the note when due, completion of a distressed debt restructuring, or the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.
MOODY’S
SHORT-TERM OBLIGATION RATINGS
Moody’s uses the Municipal Investment Grade (MIG) scale for US municipal cash flow notes, bond anticipation notes and certain other short-term obligations, which typically mature in three years or less.
MIG 1. This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.
MIG 2. This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.
MIG 3. This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.
SG. This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.
DEMAND OBLIGATION RATINGS
For variable rate demand obligations (VRDOs), Moody’s assigns both a long-term rating and a short-term payment obligation rating. The long-term rating addresses the issuer’s ability to meet scheduled principal and interest payments. The short-term payment obligation rating addresses the ability of the issuer or the liquidity provider to meet any purchase price payment obligation resulting from optional tenders (“on demand”) and/or mandatory tenders of the VRDO. The short-term payment obligation rating uses the VMIG scale. Transitions of VMIG ratings with conditional liquidity support differ from transitions of Prime ratings reflecting the risk that external liquidity support will terminate if the issuer’s long-term rating drops below investment grade. For VRDOs, Moody’s typically assigns a VMIG rating if the frequency of the payment obligation is less than every three years. If the frequency of the payment obligation is less than three years, but the obligation is payable only with remarketing proceeds, the VMIG short-term rating is not assigned and it is denoted as “NR”. Industrial development bonds in the US where the obligor is a corporate may carry a VMIG rating that reflects Moody’s view of the relative likelihood of default and loss. In these cases, liquidity assessment is based on the liquidity of the corporate obligor.
VMIG 1. This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections.
VMIG 2. This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections.
VMIG 3. This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections.
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SG. This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have a sufficiently strong short-term rating or may lack the structural or legal protections.
DUAL RATINGS:
S&P Global Ratings
Dual ratings may be assigned to debt issues that have a put option or demand feature. The first component of the rating addresses the likelihood of repayment of principal and interest as due, and the second component of the rating addresses only the demand feature. The first component of the rating can relate to either a short-term or long-term transaction and accordingly use either short-term or long-term rating symbols. The second component of the rating relates to the put option and is assigned a short-term rating symbol (for example, 'AAA/A-1+' or 'A-1+/A-1'). With U.S. municipal short-term demand debt, the U.S. municipal short-term note rating symbols are used for the first component of the rating (for example, 'SP-1+/A-1+').
INTERNATIONAL LONG-TERM CREDIT RATINGS:
FITCH
International credit ratings relate to either foreign currency or local currency commitments and, in both cases, assess the capacity to meet these commitments using a globally applicable scale. As such, both foreign currency and local currency international ratings are internationally comparable assessments.
Rated entities in a number of sectors, including financial and non-financial corporations, sovereigns, insurance companies and certain sectors within public finance, are generally assigned Issuer Default Ratings (IDRs). IDRs are also assigned to certain entities or enterprises in global infrastructure, project finance and public finance. IDRs opine on an entity’s relative vulnerability to default (including by way of a distressed debt exchange) on financial obligations. The threshold default risk addressed by the IDR is generally that of the financial obligations whose non-payment would best reflect the uncured failure of that entity. As such, IDRs also address relative vulnerability to bankruptcy, administrative receivership or similar concepts.
In aggregate, IDRs provide an ordinal ranking of issuers based on the agency's view of their relative vulnerability to default, rather than a prediction of a specific percentage likelihood of default.
AAA: Highest Credit Quality. 'AAA' ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.
AA: Very High Credit Quality. ’AA’ ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.
A: High Credit Quality. ‘A’ ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.
BBB: Good Credit Quality. 'BBB' ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.
BB: Speculative. 'BB' ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists which supports the servicing of financial commitments.
B: Highly Speculative. 'B' ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.
CCC: Substantial Credit Risk. Very low margin for safety. Default is a real possibility.
CC: Very High Levels of Credit Risk. Default of some kind appears probable.
C: Near Default. A default or default-like process has begun, or for a closed funding vehicle, payment capacity is irrevocably impaired. Conditions that are indicative of a 'C' category rating for an issuer include:
a. the issuer has entered into a grace or cure period following non-payment of a material financial obligation;
b. the formal announcement by the issuer or their agent of a distressed debt exchange; and
c. a closed financing vehicle where payment capacity is irrevocably impaired such that it is not expected to pay interest and/or principal in full during the life of the transaction, but where no payment default is imminent.
RD: Restricted Default. ‘RD' ratings indicate an issuer that in Fitch’s opinion has experienced:
a. an uncured payment default or distressed debt exchange on a bond, loan or other material financial obligation, but
146

b. has not entered into bankruptcy filings, administration, receivership, liquidation, or other formal winding-up procedure, and
c. has not otherwise ceased operating. This would include:
i. the selective payment default on a specific class or currency of debt;
ii. the uncured expiry of any applicable original grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation.
D: Default. ‘D' ratings indicate an issuer that in Fitch’s opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure or that has otherwise ceased business and debt is still outstanding.
Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange.
In all cases, the assignment of a default rating reflects the agency's opinion as to the most appropriate rating category consistent with the rest of its universe of ratings and may differ from the definition of default under the terms of an issuer's financial obligations or local commercial practice.
Within rating categories, Fitch may use modifiers. The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories.
INTERNATIONAL SHORT-TERM CREDIT RATINGS:
FITCH
A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-term deposit ratings may be adjusted for loss severity. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as "short term" based on market convention (a long-term rating can also be used to rate an issue with short maturity). Typically, this means a timeframe of up to 13 months for corporate, sovereign, and structured obligations and up to 36 months for obligations in U.S. public finance markets.
F1: Highest Short-Term Credit Quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.
F2: Good Short-Term Credit Quality. Good intrinsic capacity for timely payment of financial commitments.
F3: Fair Short-Term Credit Quality. The intrinsic capacity for timely payment of financial commitments is adequate.
B: Speculative Short-Term Credit Quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.
C: High Short-Term Default Risk. Default is a real possibility.
RD: Restricted Default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.
D: Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.
Within rating categories, Fitch may use modifiers. The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories.
147

APPENDIX C: CONTROL PERSONS AND PRINCIPAL SECURITY HOLDERS
As of January 31, 2024, to the knowledge of each Company’s management, the officers and directors of each Company as a group beneficially owned less than 1% of the outstanding shares of each class of each Fund. As of January 31, 2024, to the knowledge of a Fund, the following shareholders owned beneficially or of record 5% or more of the outstanding shares of a class of a Fund:
FUND / SHAREHOLDER	Class A	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Class Y	Class F
Balanced Income Fund
AMERICAN ENTERPRISE INVESTMENT SVC MINNEAPOLIS MN			6.72%
CHARLES SCHWAB & CO INC SAN FRANCISCO CA					12.59%			12.15%
EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS* SAINT LOUIS MO	43.02%								91.72%
EMPOWER TRUST FBO EMPLOYEE BENEFIT CLIENTS 401K GREENWOOD VILLAGE CO						37.79%
EMPOWER TRUST FBO EMPLOYEE BENEFITS CLIENTS 401K GREENWOOD VILLAGE CO						12.27%		7.05%
EMPOWER TRUST FBO EMPOWER BENEFIT GRAND FATHERED PLAN GREENWOOD VILLAGE CO					5.09%
HARTFORD LIFE INSURANCE COMPANY HARTFORD CT				33.82%
JOHN HANCOCK LIFE INSURANCE CO USA BOSTON MA							10.78%
LPL FINANCIAL SAN DIEGO CA	5.16%	7.10%	11.33%
MASSACHUSETTS MUTUAL LIFE INSURANCE SPRINGFIELD MA				47.32%	14.67%		12.78%
MLPF&S FOR THE SOLE BENEFIT OF JACKSONVILLE FL			10.35%			13.47%	6.71%
MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST NEW YORK NY	5.38%	6.78%	11.10%
NATIONAL FINANCIAL SERVICES LLC JERSEY CITY NJ	6.90%	7.19%	9.49%		6.65%	6.46%	24.52%	35.35%
PERSHING LLC JERSEY CITY NJ		7.30%	6.73%					13.10%
RAYMOND JAMES ST PETERSBURG FL		11.49%	14.43%
THE HARTFORD HARTFORD CT					23.42%		8.30%
UBS WM USA WEEHAWKEN NJ			5.13%
WELLS FARGO CLEARING SERVICES LLC SAINT LOUIS MO	11.36%	33.78%	11.89%
Balanced Retirement Fund
ASCENSUS TRUST COMPANY FBO FARGO ND					37.69%
ASCENSUS TRUST COMPANY FBO FARGO ND					39.41%
EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS SAINT LOUIS MO	25.68%								82.68%
HARTFORD FUNDS MANAGEMENT COMPANY, LLC WAYNE PA						100.00%	100.00%
HARTFORD LIFE INSURANCE COMPANY HARTFORD CT				63.45%
LPL FINANCIAL SAN DIEGO CA	12.95%	8.55%	18.46%
MARIL & CO FBO MILWAUKEE WI								44.73%
MASSACHUSETTS MUTUAL LIFE INSURANCE SPRINGFIELD MA				10.72%
MLPF&S FOR THE SOLE BENEFIT OF JACKSONVILLE FL					21.43%
MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST NEW YORK NY			7.64%	15.66%
NATIONAL FINANCIAL SERVICES LLC JERSEY CITY NJ	6.90%	18.87%	8.72%					40.41%
148

FUND / SHAREHOLDER	Class A	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Class Y	Class F
PERSHING LLC JERSEY CITY NJ	7.41%	6.69%						13.26%	15.60%
RAYMOND JAMES ST PETERSBURG FL	5.04%	42.33%	24.06%
UBS WM USA WEEHAWKEN NJ			10.12%
WELLS FARGO CLEARING SERVICES LLC SAINT LOUIS MO	6.18%		6.59%
Capital Appreciation Fund
CHARLES SCHWAB & CO INC SAN FRANCISCO CA			5.33%					32.29%
CHARLES SCHWAB & CO INC SAN FRANCISCO CA		6.46%
EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS* SAINT LOUIS MO	39.02%								29.69%
EMPOWER TRUST FBO EMPOWER BENEFIT GRAND FATHERED PLAN GREENWOOD VILLAGE CO					23.07%	6.26%
THE HARTFORD CHECKS AND BALANCES FUND WAYNE PA									64.45%
HARTFORD LIFE INSURANCE COMPANY HARTFORD CT				40.90%	35.93%	69.96%
LPL FINANCIAL SAN DIEGO CA	5.09%	6.60%	6.67%
MASSACHUSETTS MUTUAL LIFE INSURANCE SPRINGFIELD MA				6.33%
MATRIX TRUST COMPANY AS AGENT FOR FOLSOM CA						5.53%
MATRIX TRUST COMPANY TRUSTEE FBO EPLAN SVCS GROUP TRUST PHOENIX AZ								5.02%
MLPF&S FOR THE SOLE BENEFIT OF JACKSONVILLE FL			10.47%
MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST NEW YORK NY			7.75%
NATIONAL FINANCIAL SERVICES LLC JERSEY CITY NJ	6.03%		10.85%					32.65%
NATIONWIDE TRUST COMPANY FSB CHARLOTTE NC							63.79%
PERSHING LLC JERSEY CITY NJ	5.96%	13.26%	5.68%					18.24%
RAYMOND JAMES ST PETERSBURG FL		11.14%	11.77%
STATE STREET BANK & TRUST COMPANY BOSTON MA					6.90%
THE HARTFORD HARTFORD CT							13.62%
UBS WM USA WEEHAWKEN NJ			10.94%
WELLS FARGO CLEARING SERVICES LLC SAINT LOUIS MO	6.97%	17.49%	18.61%
Checks and Balances Fund
ASCENSUS TRUST COMPANY FBO FARGO ND					31.00%	6.03%
CAPITAL BANK & TRUST CO TTEE FBO GREENWOOD VLG CO					14.19%
CHARLES SCHWAB & CO INC SAN FRANCISCO CA			5.96%
CHARLES SCHWAB & CO INC SAN FRANCISCO CA									82.99%
EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS* SAINT LOUIS MO	50.13%	8.42%
EMPOWER TRUST FBO EMPLOYEE BENEFITS CLIENTS 401K GREENWOOD VILLAGE CO						10.45%
HARTFORD LIFE INSURANCE COMPANY HARTFORD CT				56.76%	25.96%
JOHN HANCOCK TRUST COMPANY LLC BOSTON MA						53.73%
LPL FINANCIAL SAN DIEGO CA	7.69%	6.58%	19.45%		9.05%
MATRIX TRUST COMPANY CUST. FBO DENVER CO				5.24%
149

FUND / SHAREHOLDER	Class A	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Class Y	Class F
MID ATLANTIC TRUST COMPANY FBO LEARY & SHAH DDS LLC 401(K) PROFIT PITTSBURGH PA				5.22%
[REDACTED] TTEE GREENWOOD VLG CO					13.62%
NATIONAL FINANCIAL SERVICES LLC JERSEY CITY NJ	6.92%	10.80%	27.35%						9.68%
PERSHING LLC JERSEY CITY NJ	5.27%	10.67%							7.14%
RAYMOND JAMES ST PETERSBURG FL		11.04%	24.33%			5.67%
STATE STREET BANK & TRUST COMPANY BOSTON MA						24.11%
WELLS FARGO CLEARING SERVICES LLC SAINT LOUIS MO	5.11%	14.08%
Climate Opportunities Fund
AMERICAN ENTERPRISE INVESTMENT SVC MINNEAPOLIS MN		7.11%	22.79%
ASCENSUS TRUST COMPANY FBO FARGO ND				16.93%
CAPITAL BANK & TRUST CO FBO GREENWOOD VLG CO				64.82%
CHARLES SCHWAB & CO INC SAN FRANCISCO CA	6.59%							68.36%
CHARLES SCHWAB & CO INC SAN FRANCISCO CA	14.36%			5.58%
EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS* SAINT LOUIS MO	41.65%	9.96%							92.62%
EMPOWER TRUST FBO EMPLOYEE BENEFITS CLIENTS 401K GREENWOOD VILLAGE CO						97.90%	40.56%
EMPOWER TRUST FBO LAM DESIGN ASSOCIATES INC PSP GREENWOOD VILLAGE CO							19.72%
GERLACH & CO LLC/CITIBANK OPEN TAMPA FL							14.26%
HARTFORD FUNDS MANAGEMENT COMPANY, LLC WAYNE PA					96.02%
LPL FINANCIAL SAN DIEGO CA		17.94%	5.21%
NATIONAL FINANCIAL SERVICES LLC JERSEY CITY NJ	18.50%		30.89%					15.63%
PERSHING LLC JERSEY CITY NJ		37.83%	20.56%					13.41%
TIAA TRUST, N.A. AS CUST/TTEE CHARLOTTE NC							18.03%
WELLS FARGO CLEARING SERVICES LLC SAINT LOUIS MO		10.24%	5.17%
Conservative Allocation Fund
[REDACTED] GRIMES IA		8.40%
ASCENSUS TRUST COMPANY FBO FARGO ND				11.33%
ASCENSUS TRUST COMPANY FBO FARGO ND					10.46%
EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS* SAINT LOUIS MO	38.22%	7.25%
[REDACTED] WOLCOTT CT			7.87%
HARTFORD FUNDS MANAGEMENT COMPANY, LLC WAYNE PA									8.33%
HARTFORD LIFE INSURANCE COMPANY HARTFORD CT				82.09%	81.28%	99.99%
LPL FINANCIAL SAN DIEGO CA	6.60%	6.97%	27.47%
MATRIX TRUST COMPANY AS AGENT FOR DENVER CO					8.21%
NATIONAL FINANCIAL SERVICES LLC JERSEY CITY NJ	7.99%	14.24%	10.49%
PERSHING LLC JERSEY CITY NJ		6.91%	6.22%						91.67%
RAYMOND JAMES ST PETERSBURG FL		9.28%	17.39%
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FUND / SHAREHOLDER	Class A	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Class Y	Class F
STIFEL NICOLAUS & CO INC EXCLUSIVE BENEFIT OF CUSTOMERS ST LOUIS MO			15.69%
UBS WM USA WEEHAWKEN NJ			5.66%
WELLS FARGO CLEARING SERVICES LLC SAINT LOUIS MO	7.32%	21.31%
Core Equity Fund
AMERICAN ENTERPRISE INVESTMENT SVC MINNEAPOLIS MN			6.74%
CAPITAL BANK & TRUST COMPANY TTEE GREENWOOD VILLAGE CO				5.04%
CHARLES SCHWAB & CO INC SAN FRANCISCO CA	5.04%				7.15%		5.47%	19.74%
DCGT AS TTEE AND/OR CUST FBO PLIC VARIOUS RETIREMENT PLANS DES MOINES IA					7.28%		6.24%
EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS* SAINT LOUIS MO	43.18%								79.27%
EMPOWER TRUST FBO EMPLOYEE BENEFIT CLIENTS 401K GREENWOOD VILLAGE CO				7.93%			12.77%
JOHN HANCOCK TRUST COMPANY LLC BOSTON MA					17.67%
LINCOLN INVESTMENT PLANNING LLC FT WASHINGTON PA								5.54%
LPL FINANCIAL SAN DIEGO CA		7.99%	12.56%
MINNESOTA LIFE INSURANCE COMPANY SAINT PAUL MN						5.96%
MLPF&S FOR THE SOLE BENEFIT OF JACKSONVILLE FL							7.83%
MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST NEW YORK NY	5.64%	12.37%	11.92%
NATIONAL FINANCIAL SERVICES LLC JERSEY CITY NJ	8.27%	7.57%	14.08%			69.05%	9.77%	19.88%
PERSHING LLC JERSEY CITY NJ		9.18%
PERSHING LLC JERSEY CITY NJ			14.77%					33.88%
RAYMOND JAMES ST PETERSBURG FL		13.92%	16.51%
SPECIAL RESERVE PARTNERS II LLC WHITE PLAINS NY								8.09%
STATE STREET BANK & TRUST COMPANY BOSTON MA				30.55%	21.19%
TIAA TRUST, N.A. AS CUST/TTEE CHARLOTTE NC							8.18%
VOYA INSTITUTIONAL TRUST CO WINDSOR CT							17.90%
VOYA INSTITUTIONAL TRUST COMPANY BRAINTREE MA					9.51%
WELLS FARGO CLEARING SERVICES LLC SAINT LOUIS MO	5.61%	23.70%	7.36%
Dividend and Growth Fund
AMERICAN ENTERPRISE INVESTMENT SVC MINNEAPOLIS MN			10.27%
CHARLES SCHWAB & CO INC SAN FRANCISCO CA			5.02%		8.49%		7.63%	22.44%
CHARLES SCHWAB & CO INC SAN FRANCISCO CA			9.89%						8.04%
DCGT AS TTEE AND/OR CUST FBO PLIC VARIOUS RETIREMENT PLANS DES MOINES IA							7.46%
EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS* SAINT LOUIS MO	61.94%								69.27%
EMPOWER TRUST FBO EMPOWER BENEFIT GRAND FATHERED PLAN GREENWOOD VILLAGE CO						6.61%
EMPOWER TRUST FBO EMPOWER BENEFIT PLANS GREENWOOD VILLAGE CO							6.94%
151

FUND / SHAREHOLDER	Class A	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Class Y	Class F
THE HARTFORD CHECKS AND BALANCES FUND WAYNE PA									7.64%
HARTFORD LIFE INSURANCE COMPANY HARTFORD CT				46.34%	14.45%
LPL FINANCIAL SAN DIEGO CA		7.90%	12.21%
MATRIX TRUST COMPANY AS AGENT FOR FOLSOM CA					7.15%
MLPF&S FOR THE SOLE BENEFIT OF JACKSONVILLE FL					10.97%	35.68%	5.48%
MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST NEW YORK NY		13.23%	18.11%
NATIONAL FINANCIAL SERVICES LLC JERSEY CITY NJ			12.42%	6.22%		7.12%	15.14%	50.97%
NATIONWIDE TRUST COMPANY FSB CHARLOTTE NC							6.74%
PERSHING LLC JERSEY CITY NJ		11.06%	7.98%					14.75%
RAYMOND JAMES ST PETERSBURG FL		12.06%	8.30%
STATE STREET BANK & TRUST COMPANY BOSTON MA				11.39%	12.96%
TIAA TRUST, N.A. AS CUST/TTEE CHARLOTTE NC						31.70%
WELLS FARGO CLEARING SERVICES LLC SAINT LOUIS MO		23.30%	5.99%
Dynamic Bond Fund
AMERICAN ENTERPRISE INVESTMENT SVC* MINNEAPOLIS MN	9.31%	13.84%	30.18%
CHARLES SCHWAB & CO INC SAN FRANCISCO CA								26.17%
HARTFORD FUNDS MANAGEMENT COMPANY, LLC WAYNE PA	26.68%	51.43%				100.00%	100.00%	9.60%	33.98%
LPL FINANCIAL SAN DIEGO CA	6.13%		17.57%
MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST* NEW YORK NY	37.82%	24.57%	30.63%
NATIONAL FINANCIAL SERVICES LLC JERSEY CITY NJ								58.55%
NATIONAL FINANCIAL SERVICES LLC QUINCY MA			17.62%
RAYMOND JAMES ST PETERSBURG FL	7.93%
[REDACTED] BOISE ID		5.99%
WELLINGTON FINANCE & TREASURY LLC PARTNER- SHIP** BOSTON MA									66.02%
Emerging Markets Equity Fund
ASCENSUS TRUST COMPANY FBO FARGO ND							6.02%
C/O TIAA-SWP SEI PRIVATE TRUST COMPANY* OAKS PA									95.51%
CHARLES SCHWAB & CO INC SAN FRANCISCO CA			12.74%
EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS SAINT LOUIS MO	57.81%
FIIOC COVINGTON KY					30.21%
GOLDMAN SACHS & CO SALT LAKE CITY UT								13.83%
HARTFORD FUNDS MANAGEMENT COMPANY, LLC WAYNE PA						31.28%
JOHN HANCOCK TRUST COMPANY LLC BOSTON MA							7.08%
LPL FINANCIAL SAN DIEGO CA	6.08%		7.31%
MATRIX TRUST COMPANY AS AGENT FOR DENVER CO					18.91%		13.40%
MID ATLANTIC TRUST COMPANY FBO PITTSBURGH PA							20.51%
152

FUND / SHAREHOLDER	Class A	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Class Y	Class F
MLPF&S FOR THE SOLE BENEFIT OF JACKSONVILLE FL							44.13%
NATIONAL FINANCIAL SERVICES LLC JERSEY CITY NJ		11.84%	66.33%			9.51%
PERSHING LLC* JERSEY CITY NJ		11.37%						83.60%
RAYMOND JAMES ST PETERSBURG FL		13.03%
STATE STREET BANK & TRUST COMPANY BOSTON MA				96.41%	44.46%	59.21%
UBS WM USA WEEHAWKEN NJ			9.96%
UMB BANK NA LA GRANGE KY		7.37%
Emerging Markets Local Debt Fund
CAPINCO MILWAUKEE WI								43.20%
CHARLES SCHWAB & CO INC SAN FRANCISCO CA	6.94%							42.21%
EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS SAINT LOUIS MO	39.78%	8.68%							95.00%
HARTFORD FUNDS MANAGEMENT COMPANY, LLC WAYNE PA				100.00%	100.00%	100.00%
INTERACTIVE BROKERS LLC GREENWICH CT			7.21%
NATIONAL FINANCIAL SERVICES LLC JERSEY CITY NJ	20.36%	59.68%	29.47%					14.55%
PERSHING LLC JERSEY CITY NJ	8.99%
RAYMOND JAMES ST PETERSBURG FL			5.09%
RELIANCE TRUST CO FBO ATLANTA GA			23.37%
WELLS FARGO CLEARING SERVICES LLC SAINT LOUIS MO	5.22%	19.00%	11.85%
Equity Income Fund
CHARLES SCHWAB & CO INC SAN FRANCISCO CA						6.21%	5.25%	23.84%
DCGT AS TTEE AND/OR CUST FBO PLIC VARIOUS RETIREMENT PLANS DES MOINES IA					14.89%	7.24%	8.07%
EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS* SAINT LOUIS MO	63.56%								80.13%
EMPOWER TRUST FBO EMPOWER BENEFIT GRAND FATHERED PLAN GREENWOOD VILLAGE CO				6.87%	6.80%
FIIOC COVINGTON KY						19.33%
FIIOC TTEE COVINGTON KY								5.11%
HARTFORD LIFE INSURANCE COMPANY HARTFORD CT				33.82%	14.62%
JOHN HANCOCK LIFE INSURANCE BOSTON MA							6.27%
LPL FINANCIAL SAN DIEGO CA		10.87%	25.66%
MASSACHUSETTS MUTUAL LIFE INSURANCE SPRINGFIELD MA				10.51%
MLPF&S FOR THE SOLE BENEFIT OF JACKSONVILLE FL					13.63%	12.96%	5.37%
MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST NEW YORK NY		5.79%
NATIONAL FINANCIAL SERVICES LLC JERSEY CITY NJ		6.26%	16.32%			19.22%	18.25%	26.73%
PERSHING LLC JERSEY CITY NJ		9.99%	8.33%
RAYMOND JAMES ST PETERSBURG FL		11.19%	14.88%
RELIANCE TRUST CO FBO HUNTINGTON NATIONAL BANK ATLANTA GA								10.90%
153

FUND / SHAREHOLDER	Class A	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Class Y	Class F
STATE STREET BANK CUSTODIAN BOSTON MA						9.17%
STIFEL NICOLAUS & CO INC EXCLUSIVE BENEFIT OF CUSTOMERS ST LOUIS MO		5.28%
THE OZARK TRUST COMPANY LITTLE ROCK AR								7.51%
TIAA TRUST, N.A. AS CUST/TTEE CHARLOTTE NC							5.11%
VOYA INSTITUTIONAL TRUST CO WINDSOR CT				7.68%
WELLS FARGO CLEARING SERVICES LLC SAINT LOUIS MO		24.78%	7.95%
WV SAVINGS PLAN TRUSTEE FBO WAYNE PA									7.22%
Floating Rate Fund
[REDACTED] TTEE GREENWOOD VLG CO						17.15%
AMERICAN ENTERPRISE INVESTMENT SVC MINNEAPOLIS MN		5.69%
ASCENSUS TRUST COMPANY FBO FARGO ND					59.31%
C/O BMO HARRIS SWP OAKS PA									18.51%
CHARLES SCHWAB & CO INC SAN FRANCISCO CA								51.01%
CHARLES SCHWAB & CO INC SAN FRANCISCO CA									7.22%
EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS SAINT LOUIS MO	12.26%								24.42%
FIIOC COVINGTON KY						18.40%
FIIOC FBO COVINGTON KY					5.77%
INTERACTIVE BROKERS LLC GREENWICH CT								8.39%
LPL FINANCIAL SAN DIEGO CA	9.18%	10.79%	5.27%
MATRIX TRUST COMPANY CUST FBO MCKENNETT FORSBERG & VOLL PC PSP DENVER CO				10.33%
MID ATLANTIC TRUST COMPANY FBO PITTSBURGH PA				19.04%		5.62%
MLPF&S FOR THE SOLE BENEFIT OF JACKSONVILLE FL	6.94%	7.31%	19.91%		7.87%
MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST NEW YORK NY	12.53%	9.15%	12.38%	31.82%
MORI & CO KANSAS CITY MO									13.66%
MORI & CO FBO FID ERISA KANSAS CITY MO									8.86%
NATIONAL FINANCIAL SERVICES LLC JERSEY CITY NJ	9.27%	8.77%	12.40%			15.72%		9.65%	19.44%
PERSHING LLC JERSEY CITY NJ	7.07%	9.89%	7.35%	13.35%				27.40%
RAYMOND JAMES ST PETERSBURG FL	5.69%	13.66%	5.04%
RBC CAPITAL MARKETS LLC MINNEAPOLIS MN				5.15%
[REDACTED] TTEE FBO GREENWOOD VLG CO					11.50%
UBS WM USA WEEHAWKEN NJ			11.76%
WELLS FARGO CLEARING SERVICES LLC SAINT LOUIS MO	13.27%	16.60%	6.62%
Global Impact Fund
AMERICAN ENTERPRISE INVESTMENT SVC MINNEAPOLIS MN		5.83%
ASCENSUS TRUST COMPANY FBO FARGO ND						17.33%
CHARLES SCHWAB & CO INC SAN FRANCISCO CA	5.51%		19.93%				9.94%	35.35%
154

FUND / SHAREHOLDER	Class A	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Class Y	Class F
EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS* SAINT LOUIS MO	41.01%	5.60%							96.50%
EMPOWER TRUST FBO GREENWOOD VILLAGE CO							42.99%
FIIOC COVINGTON KY					9.66%	8.46%
FIIOC FBO COVINGTON KY						24.96%
FIIOC FBO COVINGTON KY						43.83%
[REDACTED] TTEE GREENWOOD VLG CO					12.38%
HARTFORD LIFE INSURANCE COMPANY HARTFORD CT				44.54%	23.63%
LPL FINANCIAL SAN DIEGO CA		6.72%	5.21%
MASSACHUSETTS MUTUAL LIFE INSURANCE SPRINGFIELD MA					11.26%
MATRIX TRUST COMPANY AS AGENT FOR DENVER CO				24.33%
[REDACTED] TTEE GREENWOOD VLG CO					34.69%
NATIONAL FINANCIAL SERVICES LLC JERSEY CITY NJ	5.88%	22.34%	55.13%				36.98%	49.04%
PERSHING LLC JERSEY CITY NJ	6.55%
PERSHING LLC JERSEY CITY NJ								10.90%
RAYMOND JAMES ST PETERSBURG FL		19.84%
Growth Allocation Fund
CHARLES SCHWAB & CO INC SAN FRANCISCO CA		5.30%	5.46%						60.02%
EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS SAINT LOUIS MO	25.03%								28.26%
EMPOWER TRUST FBO EMPOWER BENEFIT GRAND FATHERED PLAN GREENWOOD VILLAGE CO					14.85%
HARTFORD LIFE INSURANCE COMPANY HARTFORD CT				86.36%	73.78%	99.29%
LPL FINANCIAL SAN DIEGO CA	6.80%	7.85%	21.12%
NATIONAL FINANCIAL SERVICES LLC JERSEY CITY NJ	9.24%		12.85%
PERSHING LLC JERSEY CITY NJ			6.07%						11.72%
RAYMOND JAMES ST PETERSBURG FL			24.74%
WELLS FARGO CLEARING SERVICES LLC SAINT LOUIS MO		5.44%	17.16%
Growth Opportunities Fund
AMERICAN ENTERPRISE INVESTMENT SVC MINNEAPOLIS MN		5.04%
AMERICAN UNITED LIFE INS CO GROUP RETIREMENT ACCOUNT INDIANAPOLIS IN							6.31%
ASCENSUS TRUST COMPANY FBO FARGO ND				5.66%
CHARLES SCHWAB & CO INC SAN FRANCISCO CA						37.02%		11.44%
EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS* SAINT LOUIS MO	30.40%								77.45%
EMPOWER TRUST FBO EMPOWER BENEFIT PLANS GREENWOOD VILLAGE CO							14.14%
FIIOC COVINGTON KY								8.17%
FIIOC FBO COVINGTON KY					13.12%
HARTFORD LIFE INSURANCE COMPANY HARTFORD CT				44.03%
LPL FINANCIAL SAN DIEGO CA	5.06%	15.17%	26.69%
155

FUND / SHAREHOLDER	Class A	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Class Y	Class F
MASSACHUSETTS MUTUAL LIFE INSURANCE SPRINGFIELD MA							13.41%
MATRIX TRUST COMPANY CUST FBO PHOENIX AZ							5.60%
MATRIX TRUST COMPANY TRUSTEE FBO PHOENIX AZ						8.40%
MLPF&S FOR THE SOLE BENEFIT OF JACKSONVILLE FL		6.02%	17.71%			8.83%	5.10%
MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST NEW YORK NY			5.58%
NATIONAL FINANCIAL SERVICES LLC JERSEY CITY NJ	5.08%	5.97%	9.15%			7.13%		31.12%
PERSHING LLC JERSEY CITY NJ		8.82%	5.75%			13.10%		6.20%
RAYMOND JAMES ST PETERSBURG FL		10.47%	8.62%
STATE STREET BANK & TRUST COMPANY BOSTON MA				17.58%	8.94%		12.73%
THE HARTFORD HARTFORD CT					44.35%		23.27%
UBS WM USA WEEHAWKEN NJ			5.17%
WELLS FARGO CLEARING SERVICES LLC SAINT LOUIS MO		20.25%	7.79%
WV SAVINGS PLAN TRUSTEE FBO WAYNE PA									17.08%
Healthcare Fund
CHARLES SCHWAB & CO INC SAN FRANCISCO CA									7.91%
CITY OF MANCHESTER MANCHESTER NH						9.07%
EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS SAINT LOUIS MO	36.52%								35.13%
EMPOWER TRUST FBO EMPOWER BENEFIT GRAND FATHERED PLAN GREENWOOD VILLAGE CO						46.71%
EMPOWER TRUST FBO EMPOWER BENEFIT PLANS GREENWOOD VILLAGE CO						5.13%
HARTFORD LIFE INSURANCE COMPANY HARTFORD CT				26.07%	19.52%
LPL FINANCIAL SAN DIEGO CA	5.83%	9.10%	18.81%
MASSACHUSETTS MUTUAL LIFE INSURANCE SPRINGFIELD MA				7.84%
MLPF&S FOR THE SOLE BENEFIT OF JACKSONVILLE FL			11.82%		20.09%
NATIONAL FINANCIAL SERVICES LLC JERSEY CITY NJ	7.31%	6.87%	8.99%			12.81%	93.26%	12.62%	51.09%
PERSHING LLC JERSEY CITY NJ	6.99%	14.25%	10.84%					72.83%
RAYMOND JAMES ST PETERSBURG FL	8.18%	34.04%	25.37%
STATE STREET BANK & TRUST COMPANY BOSTON MA				47.20%	43.20%
WELLS FARGO CLEARING SERVICES LLC SAINT LOUIS MO		9.09%
High Yield Fund
AMERICAN ENTERPRISE INVESTMENT SVC MINNEAPOLIS MN			47.22%
[REDACTED] FBO FOREFRONT INC 401(K) PROFIT SHARING FAIR HAVEN NJ					27.78%
CHARLES SCHWAB & CO INC SAN FRANCISCO CA								42.60%
CHARLES SCHWAB & CO INC SAN FRANCISCO CA		5.17%
EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS* SAINT LOUIS MO	69.14%								91.35%
EMPOWER TRUST FBO EMPOWER BENEFIT GRAND FATHERED PLAN GREENWOOD VILLAGE CO				28.90%	5.08%
156

FUND / SHAREHOLDER	Class A	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Class Y	Class F
FIIOC COVINGTON KY						37.58%
HARTFORD LIFE INSURANCE COMPANY HARTFORD CT				15.11%	21.02%
JOHN HANCOCK TRUST COMPANY LLC BOSTON MA						39.12%
LPL FINANCIAL SAN DIEGO CA		10.80%	13.27%
MID ATLANTIC TRUST COMPANY FBO PITTSBURGH PA				5.33%
MID ATLANTIC TRUST COMPANY FBO FULCRUM TECHNOLOGY SOLUTIONS, LLC PITTSBURGH PA				11.33%
MID ATLANTIC TRUST COMPANY FBO ISOMETRIC COMPANIES INC 401(K) PROF PITTSBURGH PA					27.86%
MID ATLANTIC TRUST COMPANY FBO L&H MANUFACTURING PITTSBURGH PA				9.17%
NATIONAL FINANCIAL SERVICES LLC JERSEY CITY NJ			8.31%			10.20%		25.72%
PERSHING LLC JERSEY CITY NJ	7.34%	54.99%	10.96%					17.16%
RAYMOND JAMES ST PETERSBURG FL			5.77%
RELIANCE TRUST COMPANY FBO ATLANTA GEORGIA							93.23%
STIFEL NICOLAUS & CO INC EXCLUSIVE BENEFIT OF CUSTOMERS ST LOUIS MO		7.71%
UMB BANK NA MILFORD TX								8.92%
WV SAVINGS PLAN TRUSTEE FBO WAYNE PA									5.08%
Inflation Plus Fund
AMERICAN ENTERPRISE INVESTMENT SVC MINNEAPOLIS MN		6.06%	6.21%
EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS SAINT LOUIS MO	28.15%								21.66%
FIIOC COVINGTON KY						7.56%
HARTFORD LIFE INSURANCE COMPANY HARTFORD CT				88.69%	66.07%
JOHN HANCOCK LIFE INSURANCE BOSTON MA						50.62%
JOHN HANCOCK TRUST COMPANY LLC BOSTON MA								5.99%
LPL FINANCIAL SAN DIEGO CA	6.37%	6.65%	7.73%
MID ATLANTIC TRUST COMPANY FBO PITTSBURGH PA						9.56%
MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST NEW YORK NY	5.59%
NATIONAL FINANCIAL SERVICES LLC JERSEY CITY NJ	7.01%		13.10%		9.64%	17.83%
PERSHING LLC JERSEY CITY NJ	7.09%	19.96%	17.67%
RAYMOND JAMES ST PETERSBURG FL		34.43%	9.07%
STIFEL NICOLAUS & CO INC EXCLUSIVE BENEFIT OF CUSTOMERS ST LOUIS MO		8.54%	7.51%
UBS WM USA WEEHAWKEN NJ			20.59%
WELLS FARGO CLEARING SERVICES LLC SAINT LOUIS MO	7.89%	6.26%	7.00%
WV SAVINGS PLAN TRUSTEE FBO WAYNE PA									73.08%
International Equity Fund
CHARLES SCHWAB & CO INC SAN FRANCISCO CA			7.47%		8.81%			30.56%
157

FUND / SHAREHOLDER	Class A	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Class Y	Class F
EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS* SAINT LOUIS MO	41.66%	8.28%							86.51%
EMPOWER TRUST FBO EMPLOYEE BENEFIT CLIENTS 401K GREENWOOD VILLAGE CO							36.37%
EMPOWER TRUST FBO EMPLOYEE BENEFITS CLIENTS 401K GREENWOOD VILLAGE CO					6.01%		17.37%	25.52%
EMPOWER TRUST FBO EMPOWER BENEFIT GRAND FATHERED PLAN GREENWOOD VILLAGE CO					7.03%
FIIOC COVINGTON KY						26.19%
LPL FINANCIAL SAN DIEGO CA	5.26%	6.64%	13.55%
MATRIX TRUST COMPANY AS AGENT FOR DENVER CO					17.27%
MATRIX TRUST COMPANY CUST FBO DENVER CO						11.95%
MATRIX TRUST COMPANY CUST FBO DENVER CO						5.17%
MID ATLANTIC TRUST COMPANY FBO PITTSBURGH PA						7.32%
MID ATLANTIC TRUST COMPANY FBO LYNCH RETIRE- MENT INVESTMENT 401(K) PITTSBURGH PA						7.70%
MLPF&S FOR THE SOLE BENEFIT OF JACKSONVILLE FL							13.96%
MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST NEW YORK NY			11.53%
NATIONAL FINANCIAL SERVICES LLC JERSEY CITY NJ	5.04%	9.38%	10.42%				16.55%	10.16%
PERSHING LLC JERSEY CITY NJ		6.25%	7.69%			14.19%		5.97%	5.14%
PIMS/PRUDENTIAL RETIREMENT BAKERSFIELD CA				26.42%
RAYMOND JAMES ST PETERSBURG FL		7.74%	15.78%
[REDACTED] TTEE FBO GREENWOOD VILLAGE CO						7.96%
STATE STREET BANK & TRUST COMPANY BOSTON MA				9.42%	11.74%			9.52%
THE HARTFORD HARTFORD CT				40.03%	32.05%
TIAA TRUST, N.A. AS CUST/TTEE CHARLOTTE NC								9.91%
UBS WM USA WEEHAWKEN NJ			8.40%
WELLS FARGO CLEARING SERVICES LLC SAINT LOUIS MO		17.56%	11.97%
International Growth Fund
AJAMIE LLP TTEE FBO GREENWOOD VLG CO						9.44%
AMERICAN UNITED LIFE INS CO GROUP RETIREMENT ACCOUNT INDIANAPOLIS IN							63.83%
ASCENSUS TRUST COMPANY FBO FARGO ND					61.24%	27.59%
CBNA AS CUSTODIAN FBO JACOBS & DOW LLC 401(K) PS PLAN UTICA NY								12.99%
CHARLES SCHWAB & CO INC SAN FRANCISCO CA					5.76%			17.01%
CHARLES SCHWAB & CO INC SAN FRANCISCO CA		14.05%						7.39%
DCGT AS TTEE AND/OR CUST FBO PLIC VARIOUS RETIREMENT PLANS DES MOINES IA							5.99%
EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS* SAINT LOUIS MO	59.35%	9.04%							66.38%
158

FUND / SHAREHOLDER	Class A	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Class Y	Class F
EMPOWER TRUST FBO EMPOWER BENEFIT GRAND FATHERED PLAN GREENWOOD VILLAGE CO				8.14%
THE HARTFORD GROWTH ALLOCATION FUND WAYNE PA									11.81%
HARTFORD MODERATE ALLOCATION FUND WAYNE PA									5.81%
JC CAL COAST INC ATASCADERO CA					7.44%
LPL FINANCIAL SAN DIEGO CA			6.13%
MATRIX TRUST COMPANY AS AGENT FOR DENVER CO				26.93%
MID ATLANTIC TRUST COMPANY FBO H & H TOOL, INC. 401(K) PROFIT SHAR PITTSBURGH PA					5.39%
MID ATLANTIC TRUST COMPANY FBO INDOTRONIX INTL CORP 401(K) PROFIT PITTSBURGH PA					14.79%
MID ATLANTIC TRUST COMPANY FBO INTHOUGHT RESEARCH LLC 401(K) PROFI PITTSBURGH PA				12.09%
NATIONAL FINANCIAL SERVICES LLC JERSEY CITY NJ	7.48%		13.89%			17.82%		24.59%
PERSHING LLC JERSEY CITY NJ			5.32%			9.66%		6.52%
RAYMOND JAMES ST PETERSBURG FL		5.51%	9.64%
RBC CAPITAL MARKETS LLC MINNEAPOLIS MN		6.72%
RELIANCE TRUST COMPANY FBO KERSHAW 401K ATLANTA GA							7.26%
STATE STREET BANK & TRUST COMPANY BOSTON MA				14.08%		26.56%	5.45%	17.47%
WELLS FARGO CLEARING SERVICES LLC SAINT LOUIS MO		9.19%	49.85%
WV SAVINGS PLAN TRUSTEE FBO WAYNE PA									14.12%
International Opportunities Fund
CHARLES SCHWAB & CO INC SAN FRANCISCO CA					9.15%		6.09%	6.59%
CHARLES SCHWAB & CO INC SAN FRANCISCO CA			8.33%
EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS SAINT LOUIS MO	73.16%	7.98%							72.90%
THE HARTFORD GROWTH ALLOCATION FUND WAYNE PA									6.74%
HARTFORD LIFE INSURANCE COMPANY HARTFORD CT				34.40%	7.25%
LPL FINANCIAL SAN DIEGO CA		5.72%
MASSACHUSETTS MUTUAL LIFE INSURANCE SPRINGFIELD MA				21.52%
MLPF&S FOR THE SOLE BENEFIT OF JACKSONVILLE FL						8.89%
NATIONAL FINANCIAL SERVICES LLC JERSEY CITY NJ		7.63%	15.71%		14.05%	35.81%	25.77%	39.55%
NATIONWIDE TRUST COMPANY FSB CHARLOTTE NC						11.37%
PERSHING LLC JERSEY CITY NJ		12.99%	17.21%
PIMS/PRUDENTIAL RETIREMENT FORT WORTH TX						7.20%
RAYMOND JAMES ST PETERSBURG FL		26.10%	16.09%
STANDARD INSURANCE COMPANY PORTLAND OR								15.34%
STATE STREET BANK & TRUST COMPANY BOSTON MA				21.87%	26.19%
TIAA TRUST, N.A. AS CUST/TTEE CHARLOTTE NC							14.63%
UBS WM USA WEEHAWKEN NJ			11.65%
159

FUND / SHAREHOLDER	Class A	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Class Y	Class F
WELLS FARGO CLEARING SERVICES LLC SAINT LOUIS MO		13.66%
WV SAVINGS PLAN TRUSTEE FBO WAYNE PA									9.09%
International Value Fund
AMERICAN ENTERPRISE INVESTMENT SVC MINNEAPOLIS MN		12.11%	35.07%
ASCENSUS TRUST COMPANY FBO FARGO ND				6.65%
CHARLES SCHWAB & CO INC SAN FRANCISCO CA	34.80%							13.36%
DCGT AS TTEE AND/OR CUST FBO PLIC VARIOUS RETIREMENT PLANS DES MOINES IA				52.03%	36.33%
EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS SAINT LOUIS MO	30.99%								34.54%
EMPOWER TRUST FBO EMPLOYEE BENEFIT CLIENTS 401K GREENWOOD VILLAGE CO						63.61%
EMPOWER TRUST FBO EMPOWER BENEFIT GRAND FATHERED PLAN GREENWOOD VILLAGE CO					30.96%
FIIOC COVINGTON KY				11.95%
FIRST PREMIER BANK SIOUX SD									5.50%
GOLDMAN SACHS & CO SALT LAKE CITY UT								21.90%
JP MORGAN SECURITIES LLC OMNIBUS AC BROOKLYN NY		12.27%							27.17%
LPL FINANCIAL SAN DIEGO CA			6.24%
MAC & CO PITTSBURGH PA							84.00%
MINNESOTA LIFE INSURANCE COMPANY SAINT PAUL MN						28.89%
MLPF&S FOR THE SOLE BENEFIT OF JACKSONVILLE FL					25.21%
MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST NEW YORK NY	7.02%	22.49%	20.35%
NATIONAL FINANCIAL SERVICES LLC JERSEY CITY NJ			8.63%					37.53%	29.78%
PERSHING LLC JERSEY CITY NJ		32.04%	16.31%
SEI PRIVATE TRUST COMPANY OAKS PA								6.92%
STATE STREET BANK & TRUST COMPANY BOSTON MA				22.98%	6.07%
Low Duration High Income Fund
CHARLES SCHWAB & CO INC SAN FRANCISCO CA			6.15%					30.73%
CHARLES SCHWAB & CO INC SAN FRANCISCO CA		6.31%						21.83%	14.58%
EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS SAINT LOUIS MO	25.15%	8.81%							83.96%
EMPOWER TRUST FBO EMPLOYEE BENEFITS CLIENTS 401K GREENWOOD VILLAGE CO						93.59%
FIIOC COVINGTON KY					32.20%
LPL FINANCIAL SAN DIEGO CA	9.86%	9.09%	5.44%
MATRIX TRUST COMPANY AS AGENT FOR DENVER CO				30.32%	64.92%
MG TRUST COMPANY CUST. FBO NORTH VALLEY HEALTH CENTER 403(B) DENVER CO				6.65%
[REDACTED] OMAHA NE				12.16%
MID ATLANTIC TRUST COMPANY FBO PITTSBURGH PA				50.86%
160

FUND / SHAREHOLDER	Class A	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Class Y	Class F
MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST NEW YORK NY	9.10%	14.52%	12.29%
NATIONAL FINANCIAL SERVICES LLC JERSEY CITY NJ	14.64%	7.85%	25.49%
PERSHING LLC JERSEY CITY NJ	5.82%	5.69%	20.45%					43.14%
RAYMOND JAMES ST PETERSBURG FL	6.14%	10.86%
RELIANCE TRUST CO FBO ATLANTA GA			8.83%
UBS WM USA WEEHAWKEN NJ		20.37%	8.90%
MidCap Fund
CHARLES SCHWAB & CO INC SAN FRANCISCO CA								15.41%
DCGT AS TTEE AND/OR CUST FBO PLIC VARIOUS RETIREMENT PLANS DES MOINES IA				7.29%			7.16%
EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS* SAINT LOUIS MO	53.31%	7.15%							79.29%
EMPOWER TRUST FBO EMPLOYEE BENEFIT CLIENTS 401K GREENWOOD VILLAGE CO						8.39%
EMPOWER TRUST FBO EMPOWER BENEFIT GRAND FATHERED PLAN GREENWOOD VILLAGE CO					6.84%	5.05%
HARTFORD LIFE INSURANCE COMPANY HARTFORD CT				20.98%
JOHN HANCOCK LIFE INSURANCE CO USA BOSTON MA							5.75%
JOHN HANCOCK TRUST COMPANY LLC BOSTON MA						25.35%
JP MORGAN SECURITIES LLC OMNIBUS AC BROOKLYN NY									8.87%
LPL FINANCIAL SAN DIEGO CA		5.30%	6.53%
MASSACHUSETTS MUTUAL LIFE INSURANCE SPRINGFIELD MA				5.99%	8.06%
MATRIX TRUST COMPANY AS AGENT FOR FOLSOM CA						8.07%
MLPF&S FOR THE SOLE BENEFIT OF JACKSONVILLE FL							6.30%	5.01%
MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST NEW YORK NY			15.19%
NATIONAL FINANCIAL SERVICES LLC JERSEY CITY NJ			7.42%			9.90%	37.64%	46.65%
PERSHING LLC JERSEY CITY NJ		7.42%	5.64%					5.55%
PIMS/PRUDENTIAL RETIREMENT BERKELEY CA				8.38%
RAYMOND JAMES ST PETERSBURG FL	6.67%	32.58%	24.37%
STATE STREET BANK & TRUST COMPANY BOSTON MA					6.25%
THE HARTFORD HARTFORD CT					7.04%
TIAA TRUST, N.A. AS CUST/TTEE CHARLOTTE NC							7.61%
UBS WM USA WEEHAWKEN NJ			11.43%
VANGUARD FIDUCIARY TRUST CO VALLEY FORGE PA					10.27%
WELLS FARGO CLEARING SERVICES LLC SAINT LOUIS MO	5.27%	19.30%	15.02%
MidCap Value Fund
ASCENSUS TRUST COMPANY FBO FARGO ND				29.23%		36.64%
CHARLES SCHWAB & CO INC SAN FRANCISCO CA								5.87%
EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS* SAINT LOUIS MO	75.20%	32.61%							94.43%
161

FUND / SHAREHOLDER	Class A	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Class Y	Class F
EMPOWER TRUST FBO EMPLOYEE BENEFITS CLIENTS 401K GREENWOOD VILLAGE CO					7.61%		91.14%
EMPOWER TRUST FBO EMPOWER BENEFIT GRAND FATHERED PLAN GREENWOOD VILLAGE CO				16.60%	22.71%
FIIOC COVINGTON KY						9.01%
FIIOC COVINGTON KY					6.44%
FIIOC COVINGTON KY						37.01%
FIIOC COVINGTON KY						9.23%
HARTFORD FUNDS MANAGEMENT COMPANY, LLC WAYNE PA							8.86%
HARTFORD LIFE INSURANCE COMPANY HARTFORD CT				25.12%	34.79%
LPL FINANCIAL SAN DIEGO CA			6.03%
MASSACHUSETTS MUTUAL LIFE INSURANCE SPRINGFIELD MA				12.79%	10.57%
MATRIX AS TTEE FBO PHOENIX AZ								28.54%
NATIONAL FINANCIAL SERVICES LLC JERSEY CITY NJ		5.36%	35.59%					23.87%
PERSHING LLC JERSEY CITY NJ		8.60%
PIMS/PRUDENTIAL RETIREMENT HARTFORD CT								19.81%
RAYMOND JAMES ST PETERSBURG FL		13.38%	16.96%
VANGUARD BROKERAGE SERVICES MALVERN PA			13.75%
WELLS FARGO CLEARING SERVICES LLC SAINT LOUIS MO		17.22%	9.85%
Moderate Allocation Fund
AMERICAN ENTERPRISE INVESTMENT SVC MINNEAPOLIS MN		5.52%
ASCENSUS TRUST COMPANY FBO FARGO ND					6.25%
CHARLES SCHWAB & CO INC SAN FRANCISCO CA			5.68%
CHARLES SCHWAB & CO INC SAN FRANCISCO CA									45.19%
EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS* SAINT LOUIS MO	34.30%
EMPOWER TRUST FBO EMPOWER BENEFIT GRAND FATHERED PLAN GREENWOOD VILLAGE CO				6.25%	6.75%
HARTFORD LIFE INSURANCE COMPANY HARTFORD CT				81.31%	85.50%	92.10%
LPL FINANCIAL SAN DIEGO CA	6.18%	7.90%	11.32%
MID ATLANTIC TRUST COMPANY FBO PITTSBURGH PA						6.88%
NATIONAL FINANCIAL SERVICES LLC JERSEY CITY NJ	10.01%		9.39%						30.13%
PERSHING LLC JERSEY CITY NJ	5.42%	6.92%	7.86%						24.68%
RAYMOND JAMES ST PETERSBURG FL		8.54%	17.73%
STIFEL NICOLAUS & CO INC EXCLUSIVE BENEFIT OF CUSTOMERS ST LOUIS MO			23.84%
WELLS FARGO CLEARING SERVICES LLC SAINT LOUIS MO		14.31%	6.37%
Multi-Asset Income Fund
ASCENSUS TRUST COMPANY FBO FARGO ND				10.12%
CHARLES SCHWAB & CO INC SAN FRANCISCO CA			11.55%					16.56%
CHARLES SCHWAB & CO INC SAN FRANCISCO CA								12.73%
162

FUND / SHAREHOLDER	Class A	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Class Y	Class F
EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS* SAINT LOUIS MO	39.38%	7.64%							97.45%
EMPOWER TRUST FBO EMPLOYEE BENEFITS CLIENTS 401K GREENWOOD VILLAGE CO							47.50%	26.30%
EMPOWER TRUST FBO EMPOWER BENEFIT GRAND FATHERED PLAN GREENWOOD VILLAGE CO					49.43%
FIIOC COVINGTON KY					18.13%
HARTFORD LIFE INSURANCE COMPANY HARTFORD CT					6.90%
JOHN HANCOCK TRUST COMPANY LLC BOSTON MA						98.22%
[REDACTED] GREENWOOD VLG CO				10.01%
LPL FINANCIAL SAN DIEGO CA	5.90%	7.43%	8.69%	18.01%	10.18%			6.87%
MATRIX TRUST COMPANY AS AGENT FOR DENVER CO				5.02%
MATRIX TRUST COMPANY CUST FBO LIGHT OF LIFE MINISTRIES INC SAVIN DENVER CO				13.64%
MID ATLANTIC TRUST COMPANY FBO PITTSBURGH PA				7.82%
MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST NEW YORK NY				5.88%
NATIONAL FINANCIAL SERVICES LLC JERSEY CITY NJ		6.94%	11.99%					16.77%
NATIONWIDE TRUST COMPANY FSB COLUMBUS OH							52.33%
PERSHING LLC JERSEY CITY NJ		7.68%	15.52%					15.88%
RAYMOND JAMES ST PETERSBURG FL		16.52%	21.39%
WELLS FARGO CLEARING SERVICES LLC SAINT LOUIS MO	6.29%	25.01%	11.47%
Municipal Opportunities Fund
AMERICAN ENTERPRISE INVESTMENT SVC MINNEAPOLIS MN			11.80%
[REDACTED] MAPLEWOOD MN								5.02%
CHARLES SCHWAB & CO INC SAN FRANCISCO CA								23.14%
CHARLES SCHWAB & CO INC SAN FRANCISCO CA									29.58%
EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS SAINT LOUIS MO	57.42%	12.33%						5.20%	64.12%
LPL FINANCIAL SAN DIEGO CA			6.63%
MLPF&S FOR THE SOLE BENEFIT OF JACKSONVILLE FL		6.95%	7.56%
MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST NEW YORK NY	6.97%	5.09%	5.52%
NATIONAL FINANCIAL SERVICES LLC JERSEY CITY NJ		6.35%	9.14%					6.69%
PERSHING LLC JERSEY CITY NJ		10.58%	35.82%					9.38%
RAYMOND JAMES ST PETERSBURG FL		12.43%	6.45%
WELLS FARGO CLEARING SERVICES LLC SAINT LOUIS MO	10.83%	26.11%	5.23%
Municipal Short Duration Fund
CHARLES SCHWAB & CO INC SAN FRANCISCO CA			9.06%
EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS* SAINT LOUIS MO	75.78%	25.95%							92.38%
LPL FINANCIAL SAN DIEGO CA			30.76%
163

FUND / SHAREHOLDER	Class A	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Class Y	Class F
MORI & CO KANSAS CITY MO									5.55%
NATIONAL FINANCIAL SERVICES LLC JERSEY CITY NJ	6.63%	35.80%	13.21%
PERSHING LLC JERSEY CITY NJ		23.65%	19.35%
RBC CAPITAL MARKETS LLC MINNEAPOLIS MN	7.18%
[REDACTED] WESTON MA			7.48%
STIFEL NICOLAUS & CO INC EXCLUSIVE BENEFIT OF CUSTOMERS ST LOUIS MO		11.00%
[REDACTED] WESTWOOD MA			13.77%
Real Asset Fund
ASCENSUS TRUST COMPANY FBO FARGO ND				20.84%
ASCENSUS TRUST COMPANY FBO FARGO ND				6.41%
ASCENSUS TRUST COMPANY FBO FARGO ND				25.10%
ASCENSUS TRUST COMPANY FBO FARGO ND				32.93%
SEI PRIVATE TRUST COMPANY OAKS PA								8.07%
CAPINCO MILWAUKEE WI			10.43%
CHARLES SCHWAB & CO INC* SAN FRANCISCO CA			12.71%					58.07%
CHARLES SCHWAB & CO INC SAN FRANCISCO CA				11.91%
EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS* SAINT LOUIS MO	52.19%								97.14%
EMPOWER TRUST FBO EMPLOYEE BENEFITS CLIENTS 401K GREENWOOD VILLAGE CO							8.37%
EMPOWER TRUST FBO EMPOWER BENEFIT PLANS GREENWOOD VILLAGE CO							37.50%
FIIOC FBO HEALTHAXIS GROUP LLC 401K PLAN COVINGTON KY						8.25%
FIRST STATE TRUST COMPANY WILMINGTON DE								5.58%
HARTFORD FUNDS MANAGEMENT COMPANY, LLC WAYNE PA					49.18%		54.13%
JP MORGAN SECURITIES LLC OMNIBUS AC BROOKLYN NY			11.01%					9.56%
LPL FINANCIAL SAN DIEGO CA	5.50%	23.63%
MATRIX TRUST COMPANY AS AGENT FOR DENVER CO						61.43%
NATIONAL FINANCIAL SERVICES LLC JERSEY CITY NJ	6.29%		23.59%		50.82%			8.89%
PERSHING LLC JERSEY CITY NJ	5.97%
RAYMOND JAMES ST PETERSBURG FL	5.57%	28.71%
WELLS FARGO CLEARING SERVICES LLC SAINT LOUIS MO		31.82%	22.55%
Short Duration Fund
AMERICAN ENTERPRISE INVESTMENT SVC MINNEAPOLIS MN			7.54%
ASCENSUS TRUST COMPANY FBO FARGO ND				5.23%
CHARLES SCHWAB & CO INC SAN FRANCISCO CA							7.26%	73.40%
DCGT AS TTEE AND/OR CUST FBO PLIC VARIOUS RETIREMENT PLANS DES MOINES IA							92.03%
EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS* SAINT LOUIS MO	58.18%	5.99%							96.98%
FRONTIER TRUST COMPANY FBO FARGO ND				21.53%
164

FUND / SHAREHOLDER	Class A	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Class Y	Class F
FRONTIER TRUST COMPANY FBO FARGO ND				5.18%
LPL FINANCIAL SAN DIEGO CA		5.54%
MATRIX TRUST COMPANY CUST FBO PHOENIX AZ						9.86%
MATRIX TRUST COMPANY CUST FBO PHOENIX AZ						75.38%
MLPF&S FOR THE SOLE BENEFIT OF JACKSONVILLE FL			19.81%
MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST NEW YORK NY		11.31%	16.40%
NATIONAL FINANCIAL SERVICES LLC JERSEY CITY NJ		7.96%	11.88%					10.81%
PERSHING LLC JERSEY CITY NJ			5.14%		23.65%
RAYMOND JAMES ST PETERSBURG FL		7.88%	11.35%	5.46%
STATE STREET BANK & TRUST COMPANY BOSTON MA				7.10%
THE GEORGE INSURANCE AGENCY INC FISHERS IN				23.04%
THE GEORGE INSURANCE AGENCY INC FISHERS IN				24.67%
UBS WM USA WEEHAWKEN NJ			10.00%
UMB BANK NA CLAFLIN KS					25.19%
UMB BANK NA CLAFLIN KS					7.04%
WELLS FARGO CLEARING SERVICES LLC SAINT LOUIS MO		29.78%	7.32%
[REDACTED] DEFINED BENEFIT CLAFLIN KS					35.48%
Small Cap Growth Fund
CHARLES SCHWAB & CO INC SAN FRANCISCO CA					40.14%
EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS SAINT LOUIS MO	9.64%
EMPOWER TRUST FBO EMPLOYEE BENEFITS CLIENTS 401K - FG GREENWOOD VILLAGE CO					6.35%
EMPOWER TRUST FBO EMPOWER BENEFIT GRAND FATHERED PLAN GREENWOOD VILLAGE CO					5.62%
LPL FINANCIAL SAN DIEGO CA			6.07%
MID ATLANTIC TRUST COMPANY FBO PASCACK DATA SERVICES INC 401(K) PR PITTSBURGH PA				5.40%
MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST NEW YORK NY		8.15%	45.59%
NATIONAL FINANCIAL SERVICES LLC JERSEY CITY NJ	5.99%	6.79%	6.27%				86.24%	47.04%
PERSHING LLC JERSEY CITY NJ		29.94%	18.20%
PIMS/PRUDENTIAL RETIREMENT JACKSONVILLE FL				46.16%
RAYMOND JAMES ST PETERSBURG FL		15.21%	8.46%
RELIANCE TRUST COMPANY FBO ATLANTA GEORGIA						87.58%
SEI PRIVATE TRUST COMPANY OAKS PA								31.85%
STATE STREET BANK & TRUST COMPANY BOSTON MA				6.66%	21.63%
VANGUARD FIDUCIARY TRUST CO VALLEY FORGE PA								5.44%
WV SAVINGS PLAN TRUSTEE FBO WAYNE PA									91.24%
165

FUND / SHAREHOLDER	Class A	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Class Y	Class F
Small Cap Value Fund
[REDACTED] TTEE FBO GREENWOOD VLG CO					64.00%
[REDACTED] TTEE FBO GREENWOOD VILLAGE CO				9.57%
EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS SAINT LOUIS MO	31.07%	6.41%							15.56%
FIIOC COVINGTON KY						95.40%
FIIOC FBO COVINGTON KY				30.53%
THE HARTFORD GROWTH ALLOCATION FUND WAYNE PA									55.05%
HARTFORD MODERATE ALLOCATION FUND WAYNE PA									23.09%
[REDACTED] TTEE FBO GREENWOOD VILLAGE CO				14.79%
LPL FINANCIAL SAN DIEGO CA	8.60%	7.88%	36.71%
MATRIX TRUST COMPANY AGENT FOR TRP BIRMINGHAM AL				6.88%
MATRIX TRUST COMPANY AS AGENT FOR MOORHEAD MN							24.48%
MATRIX TRUST COMPANY AS AGENT FOR DENVER CO				7.58%	18.25%
MATRIX TRUST COMPANY CUST. FBO DENVER CO				5.04%
MID ATLANTIC TRUST COMPANY FBO FORK LIFT SPECIALTIES INC 401(K) PR PITTSBURGH PA				7.69%
NATIONAL FINANCIAL SERVICES LLC JERSEY CITY NJ	6.84%	7.66%	30.84%					75.37%
PERSHING LLC JERSEY CITY NJ	5.66%	15.98%	6.44%					21.19%
RAYMOND JAMES ST PETERSBURG FL		10.74%
STEVE A FILARSKY ATTORNEY AT LAW PROFIT SHAR- ING PLAN MANHATTAN BEACH CA				7.11%
WELLS FARGO CLEARING SERVICES LLC SAINT LOUIS MO		11.02%	15.01%
Small Company Fund
BERKES CRANE ROBINSON & SEL LLP TTE GREENWOOD VLG CO							14.30%
[REDACTED] NAPLES FL			5.31%
CHARLES SCHWAB & CO INC SAN FRANCISCO CA					6.16%	43.80%
CITY OF MANCHESTER MANCHESTER NH						23.77%
DCGT AS TTEE AND/OR CUST FBO PLIC VARIOUS RETIREMENT PLANS DES MOINES IA					13.60%
EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS* SAINT LOUIS MO	65.58%	13.49%							83.23%
EMPOWER TRUST FBO EMPLOYEE BENEFITS CLIENTS 401K GREENWOOD VILLAGE CO							9.75%
THE HARTFORD GROWTH ALLOCATION FUND WAYNE PA									6.57%
HARTFORD LIFE INSURANCE COMPANY HARTFORD CT				62.05%	53.77%
LINCOLN RETIREMENT SERVICES COMPANY FORT WAYNE IN							9.74%
LPL FINANCIAL SAN DIEGO CA		5.02%	9.88%
MATRIX TRUST COMPANY CUST. FBO JACKSON, RENFRO & ASSOCIATES, INC. DENVER CO						21.03%
MATRIX TRUST COMPANY CUST. FBO NOVATO BUILD- ERS SUPPLY, INC. DENVER CO					5.60%
166

FUND / SHAREHOLDER	Class A	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Class Y	Class F
NATIONAL FINANCIAL SERVICES LLC JERSEY CITY NJ			24.78%				41.80%	42.92%
ONCOLOGY NURSING CERTIFICATION PITTSBURGH PA								10.78%
ONCOLOGY NURSING FOUNDATION PITTSBURGH PA								7.89%
ONCOLOGY NURSING SOCIETY PITTSBURGH PA								10.70%
PERSHING LLC JERSEY CITY NJ		11.59%	5.91%					13.00%
RAYMOND JAMES ST PETERSBURG FL		15.15%	6.90%
STIFEL NICOLAUS & CO INC EXCLUSIVE BENEFIT OF CUSTOMERS ST LOUIS MO		12.04%
VANGUARD FIDUCIARY TRUST CO VALLEY FORGE PA								6.23%
WELLS FARGO CLEARING SERVICES LLC SAINT LOUIS MO			29.68%
WV SAVINGS PLAN TRUSTEE FBO WAYNE PA									5.64%
Strategic Income Fund
AMERICAN ENTERPRISE INVESTMENT SVC MINNEAPOLIS MN		5.04%	15.88%
ASCENSUS TRUST COMPANY FBO FARGO ND				9.04%
ASCENSUS TRUST COMPANY FBO FARGO ND				10.25%
MAC & CO. ATTN MUTUAL FUND OPERATIONS PITTSBURGH PA							8.52%
CHARLES SCHWAB & CO INC SAN FRANCISCO CA	5.78%		7.89%			16.76%	12.26%	20.08%
DCGT AS TTEE AND/OR CUST FBO PLIC VARIOUS RETIREMENT PLANS DES MOINES IA					61.11%		11.05%
EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS SAINT LOUIS MO	37.02%								40.11%
EMPOWER TRUST FBO EMPLOYEE BENEFITS CLIENTS 401K GREENWOOD VILLAGE CO					6.65%
HARTFORD MODERATE ALLOCATION FUND WAYNE PA									6.63%
JOHN HANCOCK TRUST COMPANY LLC BOSTON MA						25.37%
LPL FINANCIAL SAN DIEGO CA	6.04%	5.96%	13.03%	6.12%
MINNESOTA LIFE INSURANCE COMPANY SAINT PAUL MN						21.43%
MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST NEW YORK NY		5.87%
NATIONAL FINANCIAL SERVICES LLC JERSEY CITY NJ	13.61%	9.76%	13.77%			11.10%	22.92%	43.04%	21.33%
NATIONWIDE TRUST COMPANY FSB COLUMBUS OH						11.56%
PERSHING LLC JERSEY CITY NJ	9.64%	9.25%	8.62%					33.39%
RAYMOND JAMES ST PETERSBURG FL	5.05%	14.12%	8.10%
STATE STREET BANK & TRUST COMPANY BOSTON MA				50.27%	17.79%
TIAA TRUST, N.A. AS CUST/TTEE CHARLOTTE NC							11.28%
UBS WM USA WEEHAWKEN NJ			11.28%
VOYA INSTITUTIONAL TRUST CO WINDSOR CT							10.13%
WELLS FARGO CLEARING SERVICES LLC SAINT LOUIS MO	6.69%	33.38%	9.18%
WV SAVINGS PLAN TRUSTEE FBO WAYNE PA									21.65%
167

FUND / SHAREHOLDER	Class A	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Class Y	Class F
Sustainable Municipal Bond Fund
CHARLES SCHWAB & CO INC SAN FRANCISCO CA	5.08%
EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS* SAINT LOUIS MO	75.90%	26.66%							97.91%
LPL FINANCIAL SAN DIEGO CA		34.26%	11.37%
NATIONAL FINANCIAL SERVICES LLC* JERSEY CITY NJ		23.57%	68.76%
PERSHING LLC JERSEY CITY NJ		6.73%	11.11%
RBC CAPITAL MARKETS LLC MINNEAPOLIS MN	7.68%
Total Return Bond Fund
[REDACTED] TTEE FBO GREENWOOD VLG CO				10.55%
AMERICAN ENTERPRISE INVESTMENT SVC MINNEAPOLIS MN			8.40%
BANK OF AMERICA CUSTODIAN FBO MFO JACKSONVILLE FL								15.79%
C/O BMO HARRIS SWP SEI PRIVATE TRUST COMPANY OAKS PA									13.00%
C/O ICMA RETIREMENT CORPORATION CITY OF MANCHESTER WASHINGTON DC						56.36%
CAPITAL BANK & TRUST CO TRUSTEE FBO GREENWOOD VLG CO				9.04%
CHARLES SCHWAB & CO INC SAN FRANCISCO CA								28.47%
DCGT AS TTEE AND/OR CUST FBO PLIC VARIOUS RETIREMENT PLANS DES MOINES IA					21.03%
EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS* SAINT LOUIS MO	84.66%	32.65%							80.98%
EMPOWER TRUST FBO GREENWOOD VILLAGE CO							8.46%
GOVERNMENT OF GUAM BOARD AS TRUSTEE GREENWOOD VLG CO							7.68%
GOVERNMENT OF GUAM BOARD AS TTEE FB GREENWOOD VLG CO							18.76%
HARTFORD LIFE INSURANCE COMPANY HARTFORD CT				35.17%	32.69%	31.82%
MATRIX TRUST COMPANY CUST FBO DENVER CO						9.92%
MLPF&S FOR THE SOLE BENEFIT OF JACKSONVILLE FL			5.89%
MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST NEW YORK NY		5.15%	33.82%
NATIONAL FINANCIAL SERVICES LLC JERSEY CITY NJ							34.62%	36.90%
PERSHING LLC JERSEY CITY NJ		6.50%	16.60%
RAYMOND JAMES ST PETERSBURG FL		17.75%	18.36%
RELIANCE TRUST COMPANY FBO ATLANTA GEORGIA					20.66%
BANK OF AMERICA CUSTODIAN FBO MFO TTEE DALLAS TX								5.22%
World Bond Fund
AMERICAN ENTERPRISE INVESTMENT SVC MINNEAPOLIS MN			7.21%
AMERICAN UNITED LIFE INS CO GROUP RETIREMENT ACCOUNT INDIANAPOLIS IN					17.76%
ASCENSUS TRUST COMPANY FBO FARGO ND					5.79%
CHARLES SCHWAB & CO INC SAN FRANCISCO CA	5.96%				10.07%		8.25%	31.22%
DCGT AS TTEE AND/OR CUST FBO PLIC VARIOUS RETIREMENT PLANS DES MOINES IA				12.62%	34.88%		5.37%
168

FUND / SHAREHOLDER	Class A	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Class Y	Class F
EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS* SAINT LOUIS MO	73.07%	8.76%							87.72%
EMPOWER TRUST FBO EMPLOYEE BENEFITS CLIENTS 401K GREENWOOD VILLAGE CO						14.64%
FIIOC FBO COVINGTON KY					5.21%
LINCOLN RETIREMENT SERVICES COMPANY FORT WAYNE IN							5.17%
LPL FINANCIAL SAN DIEGO CA		10.29%	8.77%
MATRIX TRUST COMPANY AS AGENT FOR DENVER CO				9.71%
MATRIX TRUST COMPANY AS AGENT FOR FOLSOM CA						7.68%
MATRIX TRUST COMPANY CUST FBO DENVER CO				7.66%		17.21%
MATRIX TRUST COMPANY CUST FOR PHOENIX AZ						8.91%
MLPF&S FOR THE SOLE BENEFIT OF JACKSONVILLE FL			5.33%
MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST NEW YORK NY		11.86%	10.87%
NATIONAL FINANCIAL SERVICES LLC JERSEY CITY NJ		15.26%	14.14%	23.61%		42.55%	33.70%	47.63%
PERSHING LLC JERSEY CITY NJ		9.53%	16.20%					8.99%
RAYMOND JAMES ST PETERSBURG FL		8.34%	13.40%
UBS WM USA WEEHAWKEN NJ			6.71%
WELLS FARGO CLEARING SERVICES LLC SAINT LOUIS MO		25.05%
*
May be deemed to control the Fund because it owned beneficially more than 25% of the outstanding shares of the Fund.
**
Wellington Finance & Treasury LLC, a Delaware limited liability company whose principal office is located at 280 Congress Street, Boston, Massachusetts 02210 (“Wellington F&T”), has made an investment in Dynamic Bond Fund. Wellington F&T and Wellington Management Company LLP, are directly or indirectly owned by Wellington Management Group LLP, a Massachusetts limited liability partnership.
Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a fund. A control person may be able to take actions regarding a fund it controls without the consent or approval of other shareholders.
MFSAI_03012024
169

THE HARTFORD MUTUAL FUNDS, INC.
PART C
OTHER INFORMATION
Item 28. Exhibits
a.(i)
Articles of Restatement dated July 9, 2010 (incorporated by reference to Post-Effective Amendment No. 86 to Registration Statement on Form N-1A (File No. 333-02381) filed on December 15, 2010)
a.(ii)
Articles Supplementary dated July 14, 2011 (incorporated by reference to Post-Effective Amendment No. 94 to Registration Statement on Form N-1A (File No. 333-02381) filed on September 30, 2011)
a.(iii)
Articles of Amendment dated July 14, 2011 (incorporated by reference to Post-Effective Amendment No. 94 to Registration Statement on Form N-1A (File No. 333-02381) filed on September 30, 2011)
a.(iv)
Articles of Amendment dated August 8, 2011 (incorporated by reference to Post-Effective Amendment No. 94 to Registration Statement on Form N-1A (File No. 333-02381) filed on September 30, 2011)
a.(v)
Articles Supplementary dated August 10, 2011 (incorporated by reference to Post-Effective Amendment No. 94 to Registration Statement on Form N-1A (File No. 333-02381) filed on September 30, 2011)
a.(vi)
Articles of Amendment dated April 11, 2012 (incorporated by reference to Post-Effective Amendment No. 107 to Registration Statement on Form N-1A (File No. 333-02381) filed on September 17, 2012)
a.(vii)
Articles of Amendment dated April 27, 2012 (incorporated by reference to Post-Effective Amendment No. 107 to Registration Statement on Form N-1A (File No. 333-02381) filed on September 17, 2012)
a.(viii)
Articles Supplementary dated April 27, 2012 (incorporated by reference to Post-Effective Amendment No. 107 to Registration Statement on Form N-1A (File No. 333-02381) filed on September 17, 2012)
a.(ix)
Articles Supplementary dated June 1, 2012 (incorporated by reference to Post-Effective Amendment No. 107 to Registration Statement on Form N-1A (File No. 333-02381) filed on September 17, 2012)
a.(x)
Articles Supplementary dated October 31, 2012 (incorporated by reference to Post-Effective Amendment No. 109 to Registration Statement on Form N-1A (File No. 333-02381) filed on November 30, 2012)
a.(xi)
Certificate of Correction dated January 24, 2013 (incorporated by reference to Post-Effective Amendment No. 116 to Registration Statement on Form N-1A (File No. 333-02381) filed on February 28, 2013)
a.(xii)
Articles Supplementary dated February 27, 2013 (incorporated by reference to Post-Effective Amendment No. 116 to Registration Statement on Form N-1A (File No. 333-02381) filed on February 28, 2013)
a.(xiii)
Articles Supplementary dated June 28, 2013 (incorporated by reference to Post-Effective Amendment No. 121 to Registration Statement on Form N-1A (File No. 333-02381) filed on December 19, 2013)
a.(xiv)
Articles Supplementary dated August 7, 2013 (incorporated by reference to Post-Effective Amendment No. 121 to Registration Statement on Form N-1A (File No. 333-02381) filed on December 19, 2013)
a.(xv)
Articles Supplementary dated November 19, 2013 (incorporated by reference to Post-Effective Amendment No. 119 to Registration Statement on Form N-1A (File No. 333-02381) filed on November 29, 2013)

a.(xvi)
Articles of Amendment dated February 25, 2014 (incorporated by reference to Post-Effective Amendment No. 123 to Registration Statement on Form N-1A (File No. 333-02381) filed on February 28, 2014)
a.(xvii)
Articles Supplementary dated March 6, 2014 (incorporated by reference to Post-Effective Amendment No. 126 to Registration Statement on Form N-1A (File No. 333-02381) filed on April 30, 2014)
a.(xviii)
Certificate of Correction dated April 29, 2014 (incorporated by reference to Post-Effective Amendment No. 126 to Registration Statement on Form N-1A (File No. 333-02381) filed on April 30, 2014)
a.(xix)
Articles of Amendment dated May 20, 2014 (incorporated by reference to Post-Effective Amendment No. 128 to Registration Statement on Form N-1A (File No. 333-02381) filed on May 30, 2014)
a.(xx)
Articles Supplementary dated July 23, 2014 (incorporated by reference to Post-Effective Amendment No. 132 to Registration Statement on Form N-1A (File No. 333-02381) filed on August 29, 2014)
a.(xxi)
Articles Supplementary dated October 27, 2014 (incorporated by reference to Post-Effective Amendment No. 134 to Registration Statement on Form N-1A (File No. 333-02381) filed on November 7, 2014)
a.(xxii)
Articles Supplementary dated November 24, 2014 (incorporated by reference to Post-Effective Amendment No. 136 to Registration Statement on Form N-1A (File No. 333-02381) filed on December 19, 2014)
a.(xxiii)
Articles Supplementary dated February 18, 2015 (incorporated by reference to Post-Effective Amendment No. 137 to Registration Statement on Form N-1A (File No. 333-02381) filed on February 27, 2015)
a.(xxiv)
Articles of Amendment dated March 24, 2015 (incorporated by reference to Post-Effective Amendment No. 143 to Registration Statement on Form N-1A (File No. 333-02381) filed on December 22, 2015)
a.(xxv)
Articles Supplementary dated May 26, 2015 (incorporated by reference to Post-Effective Amendment No. 140 to Registration Statement on Form N-1A (File No. 333-02381) filed on May 28, 2015)
a.(xxvi)
Articles of Amendment dated May 28, 2015 (incorporated by reference to Post-Effective Amendment No. 143 to Registration Statement on Form N-1A (File No. 333-02381) filed on December 22, 2015)
a.(xxvii)
Articles of Amendment dated July 7, 2015 (incorporated by reference to Post-Effective Amendment No. 143 to Registration Statement on Form N-1A (File No. 333-02381) filed on December 22, 2015)
a.(xxviii)
Articles of Amendment dated August 31, 2015 (incorporated by reference to Post-Effective Amendment No. 143 to Registration Statement on Form N-1A (File No. 333-02381) filed on December 22, 2015)
a.(xxix)
Articles Supplementary dated February 10, 2016 (incorporated by reference to Post-Effective Amendment No. 144 to Registration Statement on Form N-1A (File No. 333-02381) filed on February 29, 2016)
a.(xxx)
Articles Supplementary dated June 1, 2016 (incorporated by reference to Post-Effective Amendment No. 150 to Registration Statement on Form N-1A (File No. 333-02381) filed on December 27, 2016)
a.(xxxi)
Articles Supplementary dated November 11, 2016 (incorporated by reference to Post-Effective Amendment No. 150 to Registration Statement on Form N-1A (File No. 333-02381) filed on December 27, 2016)

a.(xxxii)
Articles Supplementary dated February 23, 2017 (incorporated by reference to Post-Effective Amendment No. 153 to Registration Statement on Form N-1A (File No. 333-02381) filed on February 28, 2017)
a.(xxxiii)
Articles Supplementary dated August 4, 2017 (incorporated by reference to Post-Effective Amendment No. 159 to Registration Statement on Form N-1A (File No. 333-02381) filed on December 20, 2018)
a.(xxxiv)
Articles Supplementary dated February 14, 2018 (incorporated by reference to Post-Effective Amendment No. 157 to Registration Statement on Form N-1A (File No. 333-02381) filed on February 28, 2018)
a.(xxxv)
Articles Supplementary dated May 9, 2018 (incorporated by reference to Post-Effective Amendment No. 159 to Registration Statement on Form N-1A (File No. 333-02381) filed on December 20, 2018)
a.(xxxvi)
Articles Supplementary dated August 23, 2018 (incorporated by reference to Post-Effective Amendment No. 159 to Registration Statement on Form N-1A (File No. 333-02381) filed on December 20, 2018)
a.(xxxvii)
Articles of Amendment dated October 9, 2018 (incorporated by reference to Post-Effective Amendment No. 159 to Registration Statement on Form N-1A (File No. 333-02381) filed on December 20, 2018)
a.(xxxviii)
Articles Supplementary dated November 13, 2018 (incorporated by reference to Post-Effective Amendment No. 159 to Registration Statement on Form N-1A (File No. 333-02381) filed on December 20, 2018)
a.(xxxix)
Articles Supplementary dated February 13, 2019 (incorporated by reference to Post-Effective Amendment No. 160 to Registration Statement on Form N-1A (File No. 333-02381) filed on February 28, 2019)
a.(xl)
Articles of Amendment dated April 2, 2019 (incorporated by reference to Post-Effective Amendment No. 163 to Registration Statement on Form N-1A (File No. 333-02381) filed on April 30, 2019)
a.(xli)
Articles Supplementary dated May 6, 2019 (incorporated by reference to Post-Effective Amendment No. 166 to Registration Statement on Form N-1A (File No. 333-02381) filed on July 10, 2019)
a.(xlii)
Articles of Amendment dated July 8, 2019 (incorporated by reference to Post-Effective Amendment No. 166 to Registration Statement on Form N-1A (File No. 333-02381) filed on July 10, 2019)
a.(xliii)
Articles Supplementary dated August 12, 2019 (incorporated by reference to Post-Effective Amendment No. 168 to Registration Statement on Form N-1A (File No. 333-02381) filed on December 13, 2019)
a.(xliv)
Articles of Amendment dated October 14, 2019 (incorporated by reference to Post-Effective Amendment No. 168 to Registration Statement on Form N-1A (File No. 333-02381) filed on December 13, 2019)
a.(xlv)
Articles Supplementary dated February 24, 2020 (incorporated by reference to Post-Effective Amendment No. 169 to Registration Statement on Form N-1A (File No. 333-02381) filed on February 28, 2020)
a.(xlvi)
Articles Supplementary dated May 22, 2020 (incorporated by reference to Post-Effective Amendment No. 171 to Registration Statement on Form N-1A (File No. 333-02381) filed on February 26, 2021)
a.(xlvii)
Articles Supplementary dated August 31, 2020 (incorporated by reference to Post-Effective Amendment No. 171 to Registration Statement on Form N-1A (File No. 333-02381) filed on February 26, 2021)

a.(xlviii)
Certificate of Correction dated December 7, 2020 (incorporated by reference to Post-Effective Amendment No. 171 to Registration Statement on Form N-1A (File No. 333-02381) filed on February 26, 2021)
a.(xlix)
Articles Supplementary dated December 21, 2020 (incorporated by reference to Post-Effective Amendment No. 171 to Registration Statement on Form N-1A (File No. 333-02381) filed on February 26, 2021)
a.(l)
Articles Supplementary dated March 25, 2021 (incorporated by reference to Post-Effective Amendment No. 174 to Registration Statement on Form N-1A (File No. 333-02381) filed on February 28, 2022)
a.(li)
Articles of Amendment dated April 8, 2021 (incorporated by reference to Post-Effective Amendment No. 174 to Registration Statement on Form N-1A (File No. 333-02381) filed on February 28, 2022)
a.(lii)
Articles of Amendment dated April 8, 2021 (incorporated by reference to Post-Effective Amendment No. 174 to Registration Statement on Form N-1A (File No. 333-02381) filed on February 28, 2022)
a.(liii)
Articles Supplementary dated July 1, 2021 (incorporated by reference to Post-Effective Amendment No. 174 to Registration Statement on Form N-1A (File No. 333-02381) filed on February 28, 2022)
a.(liv)
Articles Supplementary dated August 24, 2021 (incorporated by reference to Post-Effective Amendment No. 174 to Registration Statement on Form N-1A (File No. 333-02381) filed on February 28, 2022)
a.(lv)
Articles Supplementary dated December 2, 2021 (incorporated by reference to Post-Effective Amendment No. 174 to Registration Statement on Form N-1A (File No. 333-02381) filed on February 28, 2022)
a.(lvi)
Articles Supplementary dated February 16, 2022 (incorporated by reference to Post-Effective Amendment No. 174 to Registration Statement on Form N-1A (File No. 333-02381) filed on February 28, 2022)
a.(Ivii)
Articles Supplementary dated May 17, 2022 (incorporated by reference to Post-Effective Amendment No. 176 to Registration Statement on Form N-1A (File No. 333-02381) filed on June 7, 2022)
a.(Iviii)
Certificate of Correction dated October 18, 2022 (incorporated by reference to Post-Effective Amendment No. 179 to Registration Statement on Form N-1A (File No. 333-02381) filed on February 28, 2023)
a.(Iix)
Articles Supplementary dated October 20, 2022 (incorporated by reference to Post-Effective Amendment No. 179 to Registration Statement on Form N-1A (File No. 333-02381) filed on February 28, 2023)
a.(Ix)
Articles Supplementary dated February 1, 2023 (incorporated by reference to Post-Effective Amendment No. 179 to Registration Statement on Form N-1A (File No. 333-02381) filed on February 28, 2023)
a.(Ixi)
Certificate of Correction dated February 1, 2023 (incorporated by reference to Post-Effective Amendment No. 179 to Registration Statement on Form N-1A (File No. 333-02381) filed on February 28, 2023)
a.(Ixii)
Articles Supplementary dated January 23, 2024 (filed herewith)
a.(Ixiii)
Articles of Amendment dated February 1, 2024 (filed herewith)
b.
Amended and Restated Bylaws (incorporated by reference to Post-Effective Amendment No. 157 to Registration Statement on Form N-1A (File No. 333-02381) filed on February 28, 2018)
c.
Not Applicable
d.(i).a
Investment Management Agreement with Hartford Funds Management Company, LLC with respect to Hartford Low Duration High Income Fund (formerly, The Hartford Floating Rate High

Income Fund), The Hartford Healthcare Fund, The Hartford Municipal Opportunities Fund and The Hartford Small Company Fund (incorporated by reference to Post-Effective Amendment No. 132 to Registration Statement on Form N-1A (File No. 333-02381) filed on August 29, 2014)
d.(i).b
Schedules A and B to the Investment Management Agreement with Hartford Funds Management Company, LLC with respect to Hartford Low Duration High Income Fund, The Hartford Healthcare Fund, The Hartford Municipal Opportunities Fund and The Hartford Small Company Fund (incorporated by reference to Post-Effective Amendment No. 150 to Registration Statement on Form N-1A (File No. 333-02381) filed on December 27, 2016)
d.(i).c
Form of Amendment Number 2 to the Investment Management Agreement with Hartford Funds Management Company, LLC with respect to Hartford Low Duration High Income Fund, The Hartford Healthcare Fund, The Hartford Municipal Opportunities Fund and The Hartford Small Company Fund (filed herewith)
d.(ii).a
Investment Management Agreement with Hartford Funds Management Company, LLC with respect to all Funds, except Hartford Low Duration High Income Fund, The Hartford Healthcare Fund, The Hartford Municipal Opportunities Fund, The Hartford Small Company Fund and Hartford Global Impact Fund (incorporated by reference to Post-Effective Amendment No. 149 to Registration Statement on Form N-1A (File No. 333-02381) filed on December 8, 2016)
d.(ii).b
Form of Amendment to the Investment Management Agreement with Hartford Funds Management Company, LLC (incorporated by reference to Post-Effective Amendment No. 171 to Registration Statement on Form N-1A (File No. 333-02381) filed on February 26, 2021)
d.(ii).c
Amendment Number 5 to the Investment Management Agreement with Hartford Funds Management Company, LLC (incorporated by reference to Post-Effective Amendment No. 174 to Registration Statement on Form N-1A (File No. 333-02381) filed on February 28, 2022)
d.(ii).d
Amendment Number 6 to the Investment Management Agreement with Hartford Funds Management Company, LLC (incorporated by reference to The Hartford Mutual Funds II, Inc.’s Post-Effective Amendment No. 173 to its Registration Statement on Form N-1A, (File No. 002- 11387) filed on May 24, 2022)
d.(ii).e
Amendment Number 7 to the Investment Management Agreement with Hartford Funds Management Company, LLC (incorporated by reference to Post-Effective Amendment No. 176 to Registration Statement on Form N-1A (File No. 333-02381) filed on June 7, 2022)
d.(ii).f
Amendment Number 8 to the Investment Management Agreement with Hartford Funds Management Company, LLC (incorporated by reference to Post-Effective Amendment No. 177 to Registration Statement on Form N-1A of The Hartford Mutual Funds II, Inc. (File No. 002-11387) filed on September 20, 2023)
d.(ii).g
Form of Amendment Number 9 to the Investment Management Agreement with Hartford Funds Management Company, LLC (filed herewith)
d.(iii)
Investment Management Agreement with Hartford Funds Management Company, LLC with respect to Global Impact Fund (incorporated by reference to Post-Effective Amendment No. 157 to Registration Statement on Form N-1A (File No. 333-02381) filed on February 28, 2018)
d.(iv).a
Sub-Advisory Agreement with Wellington Management Company LLP (incorporated by reference to Post-Effective Amendment No. 157 to Registration Statement on Form N-1A (File No. 333- 02381) filed on February 28, 2018)
d.(iv).b
Amendment Number 5 to the Sub-Advisory Agreement with Wellington Management Company LLP (incorporated by reference to Post-Effective Amendment No. 168 to Registration Statement on Form N-1A (File No. 333-02381) filed on December 13, 2019)
d.(iv).c
Amendment Number 9 to the Sub-Advisory Agreement with Wellington Management Company LLP (incorporated by reference to Post-Effective Amendment No. 176 to Registration Statement on Form N-1A (File No. 333-02381) filed on June 7, 2022)
d.(iv).d
Form of Amendment Number 10 to the Sub-Advisory Agreement with Wellington Management Company LLP (filed herewith)

d.(v)
Sub-Advisory Agreement with Schroder Investment Management North America Inc. (incorporated by reference to Post-Effective Amendment No. 168 to Registration Statement on Form N-1A (File No. 333-02381) filed on December 13, 2019)
d.(v).a
Sub-Sub-Advisory Agreement between Schroder Investment Management North America Inc. and Schroder Investment Management North America Limited (incorporated by reference to Post- Effective Amendment No. 168 to Registration Statement on Form N-1A (File No. 333-02381) filed on December 13, 2019)
d.(v).b
Amendment Number 3 to the Sub-Sub-Advisory Agreement between Schroder Investment Management North America Inc. and Schroder Investment Management North America Limited (incorporated by reference to Post-Effective Amendment No. 168 to Registration Statement on Form N-1A (File No. 333-02381) filed on December 13, 2019)
d.(v).c
Form of Amendment Number 5 to the Sub-Sub-Advisory Agreement between Schroder Investment Management North America Inc. and Schroder Investment Management North America Limited (incorporated by reference to Post-Effective Amendment No. 171 to Registration Statement on Form N-1A (File No. 333-02381) filed on February 26, 2021)
d.(v).d
Amendment Number 6 to the Sub-Sub-Advisory Agreement between Schroder Investment Management North America Inc. and Schroder Investment Management North America Limited (incorporated by reference to Post-Effective Amendment No. 168 to Registration Statement on Form N-1A of The Hartford Mutual Funds II, Inc. (File No. 002-11387) filed on September 30, 2021)
d.(v).e
Amendment Number 7 to the Sub-Sub-Advisory Agreement between Schroder Investment Management North America Inc. and Schroder Investment Management North America Limited (incorporated by reference to Post-Effective Amendment No. 168 to Registration Statement on Form N-1A (File No. 002-11387) filed on September 30, 2021)
d.(v).f
Amendment Number 8 to the Sub-Sub-Advisory Agreement between Schroder Investment Management North America Inc. and Schroder Investment Management North America Limited (incorporated by reference to Post-Effective Amendment No. 168 to Registration Statement on Form N-1A of The Hartford Mutual Funds II, Inc. (File No. 002-11387) filed on September 30, 2021)
d.(v)g
Form of Amendment Number 9 to the Sub-Sub-Advisory Agreement between Schroder Investment Management North America Inc. and Schroder Investment Management North America Limited (incorporated by reference to Post-Effective Amendment No. 173 to Registration Statement on Form N-1A of The Hartford Mutual Funds II, Inc. (File No. 002-11387) filed on May 24, 2022)
d.(v).h
Amendment Number 10 to the Sub-Sub-Advisory Agreement between Schroder Investment Management North America Inc. and Schroder Investment Management North America Limited (incorporated by reference to Post-Effective Amendment No. 177 to Registration Statement on Form N-1A of The Hartford Mutual Funds II, Inc. (File No. 002-11387) filed on September 20, 2023)
e.(i).a
Amended and Restated Principal Underwriting Agreement dated January 1, 2013, as amended and restated August 7, 2013 (incorporated by reference to Post-Effective Amendment No. 131 to Registration Statement on Form N-1A (File No. 333-02381) filed on August 27, 2014)
e.(i).b
Amendment Number 1 Principal Underwriting Agreement (incorporated by reference to Post- Effective Amendment No. 119 to Registration Statement on Form N-1A (File No. 333-02381) filed on November 29, 2013)
e.(i).c
Form of Amendment Number 2 to Principal Underwriting Agreement (incorporated by reference to Post-Effective Amendment No. 126 to Registration Statement on Form N-1A (File No. 333- 02381) filed on April 30, 2014)
e.(i).d
Amendment Number 3 to Principal Underwriting Agreement (incorporated by reference to Post- Effective Amendment No. 131 to Registration Statement on Form N-1A (File No. 333-02381) filed on August 27, 2014)

e.(i).e
Amendment Number 4 to Principal Underwriting Agreement (incorporated by reference to Post- Effective Amendment No. 132 to Registration Statement on form N-1A (File No. 333-02381) filed on August 29, 2014)
e.(i).f
Form of Amendment Number 5 to Principal Underwriting Agreement (incorporated by reference to Post-Effective Amendment No. 140 to Registration Statement on Form N-1A (File No. 333- 02381) filed on May 28, 2015)
e.(i).g
Amendment Number 6 to Principal Underwriting Agreement (incorporated by reference to Post- Effective Amendment No. 144 to Registration Statement on Form N-1A (File No. 333-02381) filed on February 29, 2016)
e.(i).h
Form of Amendment Number 7 to Principal Underwriting Agreement (incorporated by reference to Post-Effective Amendment No. 149 to Registration Statement on Form N-1A (File No. 333- 02381) filed on December 8, 2016)
e.(i).i
Amendment Number 8 to Principal Underwriting Agreement (incorporated by reference to Post- Effective Amendment No. 153 to Registration Statement on Form N-1A (File No. 333-02381) filed on February 28, 2017)
e.(i).j
Amendment Number 9 to Principal Underwriting Agreement (incorporated by reference to Post- Effective Amendment No. 160 to Registration Statement on Form N-1A (File No. 333-02381) filed on February 28, 2019)
e.(i).k
Amendment Number 10 to Principal Underwriting Agreement (incorporated by reference to Post- Effective Amendment No. 160 to Registration Statement on Form N-1A (File No. 333-02381) filed on February 28, 2019)
e.(i).l
Amendment Number 11 to Principal Underwriting Agreement (incorporated by reference to Post- Effective Amendment No. 166 to Registration Statement on Form N-1A (File No. 333-02381) filed on July 10, 2019)
e.(i).m
Amendment Number 12 to Principal Underwriting Agreement (incorporated by reference to Post- Effective Amendment No. 171 to Registration Statement on Form N-1A (File No. 333-02381) filed on February 26, 2021)
e.(i).n
Amendment Number 13 to Principal Underwriting Agreement (incorporated by reference to Post- Effective Amendment No. 171 to Registration Statement on Form N-1A (File No. 333-02381) filed on February 26, 2021)
e.(i).o
Amendment Number 14 to Principal Underwriting Agreement (incorporated by reference to Post- Effective Amendment No. 174 to Registration Statement on Form N-1A (File No. 333-02381) filed on February 28, 2022)
e.(i).p
Amendment Number 15 to Principal Underwriting Agreement (incorporated by reference to Post- Effective Amendment No. 174 to Registration Statement on Form N-1A (File No. 333-02381) filed on February 28, 2022)
e.(i).q
Amendment Number 16 to Principal Underwriting Agreement (incorporated by reference to The Hartford Mutual Funds II, Inc.’s Post-Effective Amendment No. 173 to its Registration Statement on Form N-1A, (File No. 002-11387) filed on May 24, 2022)
e.(i).r
Amendment Number 17 to Principal Underwriting Agreement (incorporated by reference to Post- Effective Amendment No. 176 to Registration Statement on Form N-1A (File No. 333-02381) filed on June 7, 2022)
e.(i).s
Amendment Number 18 to the Principal Underwriting Agreement (incorporated by reference to Post-Effective Amendment No. 177 to Registration Statement on Form N-1A of The Hartford Mutual Funds II, Inc. (File No. 002-11387) filed on September 20, 2023)
e.(i).t
Amendment Number 19 to the Principal Underwriting Agreement (incorporated by reference to Post-Effective Amendment No. 177 to Registration Statement on Form N-1A of The Hartford Mutual Funds II, Inc. (File No. 002-11387) filed on September 20, 2023)
e.(ii)
Form of Selling Agreement (filed herewith)
f.
Not Applicable

g.(i).a
Custodian Agreement with State Street Bank and Trust Company dated December 31, 2014 (incorporated by reference to Post-Effective Amendment No. 137 to Registration Statement on Form N-1A (File No. 333-02381) filed on February 27, 2015)
g.(i).b
Amendment Number 2 to the Custodian Agreement dated September 27, 2017 (incorporated by reference to Post-Effective Amendment No. 159 to Registration Statement on Form N-1A (File No. 333-02381) filed on December 20, 2018)
g.(i).c
Letter Agreement to Update Appendix A and Appendix A-1 to the Custodian Agreement dated November 2, 2021 (incorporated by reference to Post-Effective Amendment No. 174 to Registration Statement on Form N-1A (File No. 333-02381) filed on February 28, 2022)
g.(i).d
Letter Agreement to Update Appendix A to the Custodian Agreement dated May 18, 2022 (incorporated by reference to The Hartford Mutual Funds II, Inc.’s Post-Effective Amendment No. 173 to its Registration Statement on Form N-1A (File No. 002-11387) filed on May 24, 2022)
g.(i).e
Letter Agreement to Update Appendix A to the Custodian Agreement dated September 11, 2023 (incorporated by reference to Post-Effective Amendment No. 177 to Registration Statement on Form N-1A of The Hartford Mutual Funds II, Inc. (File No. 002-11387) filed on September 20, 2023)
h.(i)
Form of Amended and Restated Transfer Agency and Service Agreement with Hartford Administrative Services Company (filed herewith)
h.(ii)
Share Purchase Agreement (incorporated by reference to Post-Effective Amendment No. 35 to Registration Statement on Form N-1A (File No. 333-02381) filed on May 19, 2004)
h.(iii).a
Fund Accounting Agreement with Hartford Funds Management Company, LLC dated December 31, 2014 (incorporated by reference to Post-Effective Amendment No. 137 to Registration Statement on Form N-1A (File No. 333-02381) filed on February 27, 2015)
h.(iii).b
Form of Amendment One to Fund Accounting Agreement (incorporated by reference to Post- Effective Amendment No. 140 to Registration Statement on Form N-1A (File No. 333-02381) filed on May 28, 2015)
h.(iii).c
Amendment Two to Fund Accounting Agreement (incorporated by reference to Post-Effective Amendment No. 143 to Registration Statement on Form N-1A (File No. 333-02381) filed on December 22, 2015)
h.(iii).d
Amendment Three to Fund Accounting Agreement (incorporated by reference to Post-Effective Amendment No. 144 to Registration Statement on Form N-1A (File No. 333-02381) filed on February 29, 2016)
h.(iii).e
Form of Amendment Four to Fund Accounting Agreement (incorporated by reference to Post- Effective Amendment No. 149 to Registration Statement on Form N-1A (File No. 333-02381) filed on December 8, 2016)
h.(iii).f
Amendment Five to Fund Accounting Agreement (incorporated by reference to Post-Effective Amendment No. 150 to Registration Statement on Form N-1A (File No. 333-02381) filed on December 27, 2016)
h.(iii).g
Amendment Six to Fund Accounting Agreement (incorporated by reference to Post-Effective Amendment No. 153 to Registration Statement on Form N-1A (File No. 333-02381) filed on February 28, 2017)
h.(iii).h
Amendment Seven to Fund Accounting Agreement (incorporated by reference to Post-Effective Amendment No. 160 to Registration Statement on Form N-1A (File No. 333-02381) filed on February 28, 2019)
h.(iii).i
Amendment Eight to Fund Accounting Agreement (incorporated by reference to Post-Effective Amendment No. 160 to Registration Statement on Form N-1A (File No. 333-02381) filed on February 28, 2019)
h.(iii).j
Amendment Nine to Fund Accounting Agreement (incorporated by reference to Post-Effective Amendment No. 166 to Registration Statement on Form N-1A (File No. 333-02381) filed on July 10, 2019)

h.(iii).k
Form of Amendment Ten to Fund Accounting Agreement (incorporated by reference to Post- Effective Amendment No. 169 to Registration Statement on Form N-1A (File No. 333-02381) filed on February 28, 2020)
h.(iii).l
Form of Amendment Eleven to Fund Accounting Agreement (incorporated by reference to Post- Effective Amendment No. 169 to Registration Statement on Form N-1A (File No. 333-02381) filed on February 28, 2020)
h.(iii).m
Amendment Twelve to Fund Accounting Agreement (incorporated by reference to Post-Effective Amendment No. 171 to Registration Statement on Form N-1A (File No. 333-02381) filed on February 26, 2021)
h.(iii).n
Amendment Thirteen to Fund Accounting Agreement (incorporated by reference to Post-Effective Amendment No. 174 to Registration Statement on Form N-1A (File No. 333-02381) filed on February 28, 2022)
h.(iii).o
Amendment Fourteen to Fund Accounting Agreement (filed herewith)
h.(iii).p
Amendment Fifteen to Fund Accounting Agreement (filed herewith)
h.(iv)
Form of Amended and Restated Expense Limitation Agreement (filed herewith)
h.(v)
Amended and Restated Global Securities Lending Agency Agreement with Citibank, N.A. dated October 1, 2019 (incorporated by reference to Post-Effective Amendment No. 168 to Registration Statement on Form N-1A (File No. 333-02381) filed on December 13, 2019)
h.(v).a
Fifth Amendment to the Global Securities Lending Agency Agreement dated June 4, 2021 (incorporated by reference to Post-Effective Amendment No. 174 to Registration Statement on Form N-1A (File No. 333-02381) filed on February 28, 2022)
h.(v).b
Ninth Amendment to the Global Securities Lending Agency Agreement dated November 18, 2021 (incorporated by reference to Post-Effective Amendment No. 179 to Registration Statement on Form N-1A (File No. 333-02381) filed on February 28, 2023)
h.(v).c
Tenth Amendment to the Global Securities Lending Agency Agreement dated September 20, 2023 (incorporated by reference to The Hartford Mutual Funds II, Inc.’s Post- Effective Amendment No. 177 to its Registration Statement on Form N-1A (File No. 002-11387) filed on September 20, 2023)
h.(v).d
Eleventh Amendment to the Global Securities Lending Agency Agreement dated October 2, 2023 (incorporated by reference to The Hartford Mutual Funds II, Inc.’s Post-Effective Amendment No. 178 to its Registration Statement on Form N-1A (File No. 002-11387) filed on November 8, 2023)
h.(v).e
Form of Thirteenth Amendment to the Global Securities Lending Agency Agreement (filed herewith)
i.
Opinion and Consent of Counsel (filed herewith)
j.
Consents of Independent Registered Public Accounting Firm (filed herewith)
k.
Not Applicable
l.
Not Applicable
m.(i)
Amended and Restated Rule 12b-1 Distribution Plan (incorporated by reference to Post-Effective Amendment No. 174 to Registration Statement on Form N-1A (File No. 333-02381) filed on February 28, 2022)
m.(ii)
Amendment to the Amended and Restated Distribution Plan (incorporated by reference to Post- Effective Amendment No. 179 to Registration Statement on Form N-1A (File No. 333-02381) filed on February 28, 2023)
n.
Amended and Restated Rule 18f-3 Plan (incorporated by reference to Post-Effective Amendment No. 179 to Registration Statement on Form N-1A (File No. 333-02381) filed on February 28, 2023)
o.
Reserved

p.(i)
Code of Ethics of Hartford Funds Management Company, LLC, Lattice Strategies LLC, Hartford Funds Distributors, LLC and The Hartford-Sponsored Funds dated May 1, 2023 (incorporated by reference to Lattice Strategies Trust’s Post-Effective Amendment No. 26 to Registration Statement on Form N-1A (File No. 333-199089) filed on September 15, 2023)
p.(ii)
Code of Ethics of Wellington Management Company LLP dated November 1, 2022 (incorporated by reference to Hartford Series Fund, Inc.’s Post-Effective Amendment No. 135 to Registration Statement on Form N-1A, (File No. 333-45431) filed on April 13, 2023)
p.(iii)
Code of Ethics of Schroder Investment Management North America Inc. dated September 2021 (incorporated by reference to The Hartford Mutual Funds II, Inc.’s Post-Effective Amendment No. 177 to Registration Statement on Form N-1A (File No. 002-11387) filed on September 20, 2023)
p.(iv)
Code of Ethics of Schroder Investment Management North America Limited dated April 2020 (incorporated by reference to The Hartford Mutual Funds II, Inc.’s Post-Effective Amendment No. 177 to Registration Statement on Form N-1A (File No. 002-11387) filed on September 20, 2023)
p.(v)
Schroders Group Personal Account Dealing Policy (filed herewith)
q.
Power of Attorney dated September 15, 2023 (incorporated by reference to Post-Effective Amendment No. 181 to Registration Statement on Form N-1A (File No. 333-02381) filed on December 15, 2023)
Item 29. Persons Controlled by or Under Common Control with Registrant
As of January 31, 2024, Hartford Cayman Real Asset Fund, Ltd., an exempt company organized under the laws of the Islands, is 100% owned by Hartford Real Asset Fund, a series of the Registrant. Hartford Cayman Real Asset Fund, Ltd.’s financial statements are and will be included, on a consolidated basis, in Hartford Real Asset Fund’s annual and semi-annual reports to shareholders.
Item 30. Indemnification
Article V, paragraph (f) of the Registrant’s Articles of Restatement provides that the Registrant shall indemnify (i) its directors and officers to the full extent required or permitted by law and (ii) other employees and agents to such extent authorized by the Registrant’s board of directors or bylaws and as permitted by law; provided, however, that no such indemnification shall protect any director or officer of the Registrant against any liability to the Registrant or its shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such office. The rights of indemnification contained in Article V are not exclusive to any other rights to which any officer, director or employee seeking indemnification may be entitled.
Subsection (b) of Section 2-418 of the General Corporation Law of Maryland permits a corporation to indemnify any person who was or is party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that he is or was a director, officer, employee or agent of the corporation or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation or enterprise, against reasonable expenses (including attorneys’ fees), judgments, penalties, fines and amounts paid in settlement actually incurred by him in connection with such action, suit or proceeding unless it is proved that: (i) the act or omission of the person was material to the cause of action adjudicated in the proceeding and was committed in bad faith or was the result of active and deliberate dishonesty; (ii) the person actually received an improper personal benefit of money, property or services; or (iii) with respect to any criminal action or proceeding, the person had reasonable cause to believe such act or omission was unlawful.
Indemnification under subsection (b) of Section 2-418 may not be made by a corporation unless authorized for a specific proceeding after a determination has been made that indemnification is permissible in the circumstances because the party to be indemnified has met the standard of conduct set forth in subsection (b). This determination shall be made (i) by the Board of Directors by a majority vote of a quorum consisting of directors not, at the time, parties to the proceeding, or, if such quorum cannot be obtained, then by a majority vote of a committee of the Board consisting solely of one or more directors not, at the time, parties to such proceeding and who were duly designated to act in the matter by a majority vote of the full Board in which the designated directors who are parties may participate; (ii) by special legal counsel selected by the Board of Directors or a committee of the Board by vote as set forth in subparagraph (i) , or, if the requisite quorum of the full Board cannot be obtained therefor and the committee cannot be established, by a majority vote of the full Board in which any director who is a party may participate; or (iii) by the stockholders (except that shares held by directors who are parties to the specific proceeding may not be voted). A court of appropriate jurisdiction may also order indemnification if the court determines that a person seeking indemnification is entitled to reimbursement under subsection (b).
Section 2-418 further provides that indemnification provided for by Section 2-418 shall not be deemed exclusive of any rights to which the indemnified party may be entitled; and permits a corporation to purchase and maintain insurance on behalf of a director, officer, employee or agent of the corporation against any liability asserted against or incurred by such person in any such capacity or arising out of such person’s status as such whether or not the corporation would have the power to indemnify such person against such liabilities under Section 2-418.
Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the “Act”) may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person in connection with the securities being registered), the Registrant undertakes that it will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the questions whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.
The Registrant’s various agreements with its service providers provide for indemnification.
Item 31. Business and Other Connections of Investment Adviser
Hartford Funds Management Company, LLC (“HFMC”) serves as the investment manager to each series of the Registrant. The executive officers of HFMC are listed in the investment adviser registration on Form ADV for HFMC (File No. 801-77209) and are hereby incorporated herein by reference thereto. The business and other connections of a substantial nature of each executive officer are given below.
Name	Position with HFMC(1)	Other Business
James E. Davey	Senior Managing Director, Chairman of the Board, President and Manager
Executive Vice President of The Hartford Financial
Services Group, Inc.(2) (“The Hartford”); Senior
Managing Director, Chairman of the Board and
Manager of Hartford Funds Distributors, LLC(3)
(“HFD”); President, Senior Managing Director,
Director and Chairman of the Board of Hartford
Administrative Services Company(4) (“HASCO”);
President, Director, Chairman and Senior Managing
Director of the Hartford Funds Management Group,
Inc.(5) (“HFMG”); and President, Chairman of the
Board and Manager of Lattice Strategies LLC(6)
(“Lattice”)

Gregory A. Frost	Managing Director, Chief Financial Officer and Manager
Director, Managing Director and Chief Financial
Officer of HASCO; Manager, Managing Director and
Chief Financial Officer of HFD; Managing Director and
Chief Financial Officer of HFMG; and Chief Financial
Officer, Assistant Treasurer and Manager of Lattice

Walter F. Garger	Secretary, Managing Director and General Counsel	Secretary, Managing Director and General Counsel of HFD, HASCO and HFMG; and Secretary and General Counsel of Lattice
Joseph G. Melcher	Executive Vice President and Chief Compliance Officer
Executive Vice President and AML Officer of HFD;
Executive Vice President, AML Compliance Officer,
and Chief Compliance Officer of HASCO; Executive
Vice President and Chief Compliance Officer of
Lattice; and Executive Vice President of HFMG

Vernon J. Meyer	Chief Investment Officer and Managing Director	Managing Director of HFMG; and Executive Vice President of Lattice
Jon Callahan	Vice President	None

Name	Position with HFMC(1)	Other Business
Jeffrey T. Coghan	Vice President	Senior Vice President of HFD and HFMG
Andrew DiValerio	Vice President and Controller	Controller and Vice President of HFD and HASCO; and Vice President of HFMG
Amy N. Furlong	Vice President and Assistant Treasurer	Vice President of HFMG
Allison Z. Mortensen	Vice President	Vice President of HFMG
Christopher Morvant	Vice President	None
Lianna Peto	Vice President	None
Thomas R. Phillips	Vice President	Senior Vice President and Assistant Secretary of HFMG
Ankit Puri	Assistant Treasurer and Vice President	None
Ian Seaver	Vice President	None
Robert Ward	Vice President and Chief Cybersecurity and Business Continuity Officer	None
Kevin F. Barnett	Assistant Secretary	Assistant Secretary of HASCO, HFD, HFMG and Lattice; and Assistant Corporate Secretary of The Hartford
Christopher Doyle	Assistant Secretary	Assistant Secretary of HASCO, HFD, HFMG, Lattice and Hartford Investment Management Company(7) (“HIMCO”)
Timothy A. Gallagher	Assistant Treasurer and Assistant Vice President	Assistant Vice President and Assistant Treasurer of HASCO, HFD, HFMG, Lattice, and The Hartford
Charlene Harnish	Assistant Secretary	Assistant Secretary of HASCO, HFD, HFMG, HIMCO, and Lattice
Kathleen E. Jorens	Treasurer and Senior Vice President	Treasurer and Senior Vice President of HFD, HASCO, HFMG, HIMCO, Lattice and The Hartford
Elizabeth L. Kemp	Assistant Secretary	Assistant Secretary of HFD, HFMG, HIMCO, and Lattice; Assistant Treasurer of HASCO
Keith R. Percy	Vice President	Vice President of HASCO, HFD, HFMG, HIMCO and Lattice; Head of Corporate Tax and Senior Vice President of The Hartford
(1)
The principal business address for HFMC is 690 Lee Road, Wayne, Pennsylvania 19087.
(2)
The principal business address for The Hartford is One Hartford Plaza, Hartford, Connecticut 06155.
(3)
The principal business address for HFD is 690 Lee Road, Wayne, Pennsylvania 19087.
(4)
The principal business address for HASCO is 690 Lee Road, Wayne, Pennsylvania 19087.
(5)
The principal business address for HFMG is 690 Lee Road, Wayne, Pennsylvania 19087.
(6)
The principal business address for Lattice is 690 Lee Road, Wayne, Pennsylvania 19087.
(7)
The principal business address for HIMCO is One Hartford Plaza, Hartford, Connecticut 06155.
Wellington Management Company LLP (“Wellington Management”) serves as sub-adviser to certain series of the Registrant. The executive officers of Wellington Management are listed in the investment adviser registration on Form ADV for Wellington Management (File No. 801-15908) and are hereby incorporated herein by reference thereto. The officers of Wellington Management have been engaged during the past two fiscal years in no business, vocation, or employment of a substantial nature other than as directors, officers, or employees of Wellington Management or certain of its corporate affiliates.
Schroder Investment Management North America Inc. (“SIMNA”) and Schroder Investment Management North America Limited (“SIMNA Ltd.”) each serve as sub-adviser and sub-sub-adviser, respectively, to Climate Opportunities Fund. The executive officers of SIMNA and SIMNA Ltd. are listed in the respective investment advisers’ registration on Forms ADV (File No. 801-15834 and File No. 801-37163, respectively) and are hereby incorporated herein by reference thereto. The directors and officers of SIMNA and SIMNA Ltd. have been engaged during the past two fiscal years in no business, vocation, or employment of a substantial nature other than as directors, officers, or employees of SIMNA, SIMNA Ltd., or certain of their corporate affiliates.

Item 32. Principal Underwriters
(a)
Hartford Funds Distributors, LLC (“HFD”) serves as the principal underwriter for each series of the Registrant and is an indirect subsidiary of The Hartford. HFD is also the principal underwriter for the Hartford Schroders Private Opportunities Fund, and the series of The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc.
(b)
The directors and principal officers of HFD and their positions with the Registrant are as follows:
Name and Principal Business Address*	Positions and Offices with Underwriter	Position and Offices with Registrant
Kevin F. Barnett**	Assistant Secretary	None
John F. Brennan	Senior Vice President	None
Jeffrey T. Coghan	Senior Vice President	None
James E. Davey	Chairman of the Board, Senior Managing Director and Manager	Director, President and Chief Executive Officer
Andrew DiValerio	Controller and Vice President	None
Christopher Doyle**	Assistant Secretary	None
Gregory A. Frost	Chief Financial Officer, Managing Director, Manager, and Financial and Operations Principal (FINOP)	None
Timothy A. Gallagher**	Assistant Secretary and Assistant Treasurer	None
Walter F. Garger	General Counsel, Managing Director and Secretary	Chief Legal Officer
Allison K. Gore	Senior Vice President	None
Charlene Harnish	Assistant Secretary	None
David S. Hescheles	Executive Vice President	None
Lucinda Hottenstein	Assistant Vice President	None
Keraya S. Jefferson	Chief Compliance Officer and Vice President	None
Kathleen E. Jorens**	Senior Vice President and Treasurer	None
Elizabeth L. Kemp**	Assistant Secretary	None
Joseph G. Melcher	Executive Vice President and AML Officer	Vice President and Chief Compliance Officer
Keith R. Percy**	Vice President	None
Martin A. Swanson	President, Chief Executive Officer, Chief Marketing Officer, and Managing Director	None
*
Unless otherwise indicated, principal business address is 690 Lee Road, Wayne, Pennsylvania 19087.
**
Principal business address is One Hartford Plaza, Hartford, Connecticut 06155.
(c)
Not Applicable
Item 33. Location of Accounts and Records
Books or other documents required to be maintained by the Registrant by Section 31(a) of the Investment Company Act of 1940, as amended and the rules promulgated thereunder are maintained by the Registrant’s custodian, sub-administrator, and sub-fund accounting agent, State Street Bank and Trust Company, One Congress Street, Suite 1, Boston, Massachusetts 02114, the Registrant’s transfer agent, Hartford Administrative Services Company, 690 Lee Road, Wayne, Pennsylvania 19087, the Registrant’s investment manager, Hartford Funds Management Company, LLC, 690 Lee Road, Wayne, Pennsylvania 19087, and sub-transfer agent SS&C GIDS, Inc. (formerly known as DST Asset Manager Solutions, Inc.), 1055 Broadway, Kansas City, Missouri 64105. The Registrant’s corporate records are maintained at Hartford Funds Management Company, LLC, 690 Lee Road, Wayne, Pennsylvania 19087 and its financial ledgers are maintained at State Street Bank and Trust Company, One Congress Street, Suite 1, Boston, Massachusetts 02114.

Item 34. Management Services
Not Applicable
Item 35. Undertakings
Not Applicable

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment to the Registration Statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the city of Wayne, and Commonwealth of Pennsylvania, on the 27th day of February 2024.
THE HARTFORD MUTUAL FUNDS, INC.
By:	/s/ James E. Davey*
James E. Davey President
Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.
Signature	Title	Date
/s/ James E. Davey* James E. Davey	Director, President and Chief Executive Officer	February 27, 2024
/s/ Ankit Puri* Ankit Puri	Treasurer (Principal Financial Officer and Principal Accounting Officer)	February 27, 2024
/s/ Christine R. Detrick* Christine R. Detrick	Chair of the Board and Director	February 27, 2024
/s/ Hilary E. Ackermann* Hilary E. Ackermann	Director	February 27, 2024
/s/ Robin C. Beery* Robin C. Beery	Director	February 27, 2024
/s/ Derrick D. Cephas* Derrick D. Cephas	Director	February 27, 2024
/s/ John J. Gauthier* John J. Gauthier	Director	February 27, 2024
/s/ Andrew A. Johnson, Jr.* Andrew A. Johnson, Jr.	Director	February 27, 2024
/s/ Paul L. Rosenberg* Paul L. Rosenberg	Director	February 27, 2024
/s/ David Sung* David Sung	Director	February 27, 2024
*By: /s/ Thomas R. Phillips Thomas R. Phillips, Attorney-in-fact * Pursuant to Power of Attorney (previously filed)		February 27, 2024

EXHIBIT INDEX
Exhibit No.	Description
a.(Ixii)	Articles Supplementary dated January 23, 2024
a.(Ixiii)	Articles of Amendment dated February 1, 2024
d.(i).c	Form of Amendment Number 2 to the Investment Management Agreement with Hartford Funds Management Company, LLC
d.(ii).g	Form of Amendment Number 9 to the Investment Management Agreement with Hartford Funds Management Company, LLC
d.(iv).d	Form of Amendment Number 10 to the Sub-Advisory Agreement with Wellington Management Company LLP
e.(ii)	Form of Selling Agreement
h.(i)	Form of Amended and Restated Transfer Agency and Service Agreement with Hartford Administrative Services Company
h.(iii).o	Amendment Fourteen to Fund Accounting Agreement
h.(iii).p	Amendment Fifteen to Fund Accounting Agreement
h.(iv)	Form of Amended and Restated Expense Limitation Agreement
h.(v).e	Form of Thirteenth Amendment to the Global Securities Lending Agency Agreement
i.	Opinion and Consent of Counsel
j.	Consents of Independent Registered Public Accounting Firm
p.(v)	Schroders Group Personal Account Dealing Policy